As filed with the Securities and Exchange Commission on March 4, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact name of registrant as specified in charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of principal executive offices) (Zip Code)

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: 1-800-851-9777

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2025

Item 1:	Report(s) to Shareholders.

(a)

Annual Shareholder Report

Transamerica 60/40 Allocation VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica 60/40 Allocation VP (the "Portfolio") seeks long-term capital appreciation and current income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$48	0.45%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 14.90%. For the same period, the Portfolio’s broad-based benchmark, the S&P 500® Index, returned 17.88%. The performance benchmark, the Transamerica 60/40 Allocation VP Blended Benchmark, returned 15.57% over the same period.

  Markets continued to advance during the fiscal year ended December 31, 2025, with U.S. equities, non-U.S. equities and U.S. fixed income all producing positive returns. International developed and emerging markets led global equities, and large cap U.S. stocks outperformed small cap stocks. Small and midcap stocks achieved double digit percentage gains in the fiscal year; however, mega cap technology stocks and most things related to AI continued to lead gains in the U.S. during the period.

  The Portfolio’s best-performing holding during the fiscal year, with a 15% target weight, was Transamerica MSCI EAFE Index VP, which returned 31.30%, fueled by a rebound in Japanese equities and a weakening U.S. dollar. The Portfolio’s top performing fixed income fund, with a target weight of 20% and a 6.96% return, was Transamerica Aegon Core Bond VP. It benefitted from spread tightening and the income generated by its underlying holdings in the fiscal year.

  Transamerica S&P 500 Index VP, which carried a target weight of 45%, was the weakest performing equity fund in the fiscal year. Even so, equity markets were quite strong in 2025, and Transamerica S&P 500 Index VP’s 17.64% return was well above the historical average calendar year return. The weakest fixed income fund in the period, Transamerica Short-Term Bond, also produced returns that were above the historical average for the asset class. In the fiscal year, it returned 5.73% and carried a target weight of 20% in the Portfolio.

  The views expressed reflect the opinions of Transamerica Asset Management, Inc. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica 60/40 Allocation VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index	Transamerica 60/40 Allocation VP Blended Benchmark
1/12/2018	$10,000	$10,000	$10,000
1/31/2018	$10,050	$10,207	$10,095
2/28/2018	$9,760	$9,831	$9,820
3/31/2018	$9,660	$9,581	$9,707
4/30/2018	$9,670	$9,618	$9,728
5/31/2018	$9,750	$9,849	$9,828
6/30/2018	$9,760	$9,910	$9,833
7/31/2018	$9,950	$10,279	$10,035
8/31/2018	$10,080	$10,614	$10,179
9/30/2018	$10,080	$10,674	$10,192
10/31/2018	$9,620	$9,944	$9,724
11/30/2018	$9,730	$10,147	$9,835
12/31/2018	$9,330	$9,231	$9,436
1/31/2019	$9,800	$9,971	$9,909
2/28/2019	$9,980	$10,291	$10,088
3/31/2019	$10,150	$10,491	$10,263
4/30/2019	$10,380	$10,916	$10,495
5/31/2019	$10,080	$10,222	$10,193
6/30/2019	$10,520	$10,942	$10,659
7/31/2019	$10,570	$11,100	$10,717
8/31/2019	$10,567	$10,924	$10,710
9/30/2019	$10,667	$11,128	$10,823
10/31/2019	$10,847	$11,369	$11,000
11/30/2019	$11,028	$11,782	$11,196
12/31/2019	$11,208	$12,137	$11,399
1/31/2020	$11,258	$12,133	$11,449
2/29/2020	$10,777	$11,134	$10,953
3/31/2020	$9,855	$9,759	$10,099
4/30/2020	$10,577	$11,010	$10,851
5/31/2020	$10,897	$11,534	$11,175
6/30/2020	$11,118	$11,764	$11,360
7/31/2020	$11,489	$12,427	$11,756
8/31/2020	$11,917	$13,320	$12,189
9/30/2020	$11,665	$12,814	$11,930
10/31/2020	$11,432	$12,473	$11,695
11/30/2020	$12,292	$13,839	$12,588
12/31/2020	$12,605	$14,371	$12,901
1/31/2021	$12,494	$14,226	$12,785
2/28/2021	$12,656	$14,618	$12,913
3/31/2021	$12,919	$15,258	$13,147
4/30/2021	$13,314	$16,072	$13,564
5/31/2021	$13,445	$16,185	$13,690
6/30/2021	$13,566	$16,562	$13,850
7/31/2021	$13,759	$16,956	$14,075
8/31/2021	$13,966	$17,471	$14,294
9/30/2021	$13,579	$16,659	$13,883
10/31/2021	$14,040	$17,826	$14,371
11/30/2021	$13,903	$17,702	$14,243
12/31/2021	$14,281	$18,496	$14,625
1/31/2022	$13,788	$17,539	$14,052
2/28/2022	$13,484	$17,013	$13,763
3/31/2022	$13,610	$17,645	$13,853
4/30/2022	$12,835	$16,107	$12,965
5/31/2022	$12,866	$16,136	$13,023
6/30/2022	$12,154	$14,804	$12,277
7/31/2022	$12,814	$16,169	$12,998
8/31/2022	$12,388	$15,510	$12,520
9/30/2022	$11,556	$14,081	$11,609
10/31/2022	$12,033	$15,221	$12,065
11/30/2022	$12,676	$16,072	$12,750
12/31/2022	$12,310	$15,146	$12,398
1/31/2023	$12,909	$16,098	$13,052
2/28/2023	$12,632	$15,705	$12,733
3/31/2023	$12,976	$16,282	$13,120
4/30/2023	$13,142	$16,536	$13,299
5/31/2023	$13,053	$16,608	$13,183
6/30/2023	$13,508	$17,705	$13,646
7/31/2023	$13,774	$18,274	$13,906
8/31/2023	$13,588	$17,983	$13,691
9/30/2023	$13,150	$17,125	$13,188
10/31/2023	$12,915	$16,765	$12,899
11/30/2023	$13,746	$18,296	$13,843
12/31/2023	$14,273	$19,128	$14,448
1/31/2024	$14,386	$19,449	$14,554
2/29/2024	$14,734	$20,487	$14,861
3/31/2024	$15,060	$21,147	$15,205
4/30/2024	$14,622	$20,283	$14,713
5/31/2024	$15,127	$21,289	$15,227
6/30/2024	$15,374	$22,052	$15,493
7/31/2024	$15,599	$22,321	$15,791
8/31/2024	$15,930	$22,862	$16,131
9/30/2024	$16,160	$23,351	$16,395
10/31/2024	$15,861	$23,139	$16,032
11/30/2024	$16,322	$24,497	$16,510
12/31/2024	$16,034	$23,913	$16,168
1/31/2025	$16,368	$24,579	$16,532
2/28/2025	$16,437	$24,258	$16,629
3/31/2025	$16,022	$22,892	$16,200
4/30/2025	$16,114	$22,736	$16,287
5/31/2025	$16,679	$24,167	$16,814
6/30/2025	$17,198	$25,396	$17,357
7/31/2025	$17,313	$25,966	$17,478
8/31/2025	$17,638	$26,493	$17,833
9/30/2025	$18,024	$27,460	$18,254
10/31/2025	$18,273	$28,103	$18,525
11/30/2025	$18,348	$28,172	$18,608
12/31/2025	$18,423	$28,189	$18,686

Average Annual Total Returns

I6DE2	1 Year	5 Years	Since Inception 1/12/18
Service Class	14.90%	7.88%	7.97%
S&P 500®IndexFootnote Reference(a)	17.88%	14.42%	13.89%
Transamerica 60/40 Allocation VP Blended BenchmarkFootnote Reference(b)	15.57%	7.69%	8.16%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica 60/40 Allocation VP Blended Benchmark consists of 45% S&P 500® Index, 15% MSCI EAFE Index and 40% Bloomberg US Aggregate Bond Index. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$83,787,221
Number of Portfolio Holdings	4
Portfolio Turnover Rate	14%
Total Advisory Fees Paid (net of waivers and reimbursements)	$96,894

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	44.9%
U.S. Fixed Income Funds	40.2
International Equity Funds	15.0
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica 60/40 Allocation VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica S&P 500 Index VP, Initial Class	44.9%
Transamerica Short-Term Bond, Class I2	20.1
Transamerica Core Bond, Class I2	20.1
Transamerica MSCI EAFE Index VP, Initial Class	15.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica 60/40 Allocation VP

Service Class

Annual Shareholder Report

Transamerica Aegon Bond VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Aegon Bond VP (the "Portfolio") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$55	0.53%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 7.13%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%.

  The Portfolio maintained an overweight allocation to credit relative to the Bloomberg US Aggregate Bond Index (the “Benchmark”) during the fiscal year ended December 31, 2025, and this positioning contributed to relative returns as the Portfolio generated additional yield compared to the Benchmark.

  Overall duration positioning was generally managed in line with the Benchmark, however, an overweight allocation to the 10-year portion of the yield curve contributed to relative performance due to changes in the yield curve during the period.

  Credit spread and other price-related impacts detracted from relative returns.

  At the sector level, an off-index allocation to high yield corporate credit, an underweight allocation to government securities and security selection within investment grade corporate credit were the largest contributors to relative returns.

  Positioning in agency residential mortgage-backed securities was the most significant detractor from relative returns, followed by an overweight allocation to asset-backed securities.

  Within corporate credit, security selection in consumer non-cyclicals, technology and banking contributed the most to relative returns, while security selection in basic industry and allocations to technology and communications detracted.

  Over the period, the Portfolio’s sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

  Investment grade corporate credit remained a core holding in the Portfolio, and allocations to the sector were modestly increased during the fiscal year. Notable sub-sector changes included increased allocations to real estate investment trusts (“REITs”) and banking, while allocations to technology and energy were reduced.

  The Portfolio’s sub-adviser also increased allocations to commercial mortgage-backed securities later in the fiscal year, reflecting stabilization in underlying property markets, improved underwriting standards and increased refinancing activity in a more attractive rate environment.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Aegon Bond VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000
1/31/2016	$10,081	$10,138
2/29/2016	$10,045	$10,210
3/31/2016	$10,171	$10,303
4/30/2016	$10,243	$10,343
5/31/2016	$10,252	$10,345
6/30/2016	$10,387	$10,531
7/31/2016	$10,513	$10,598
8/31/2016	$10,502	$10,586
9/30/2016	$10,520	$10,580
10/31/2016	$10,465	$10,499
11/30/2016	$10,225	$10,250
12/31/2016	$10,271	$10,265
1/31/2017	$10,345	$10,285
2/28/2017	$10,419	$10,354
3/31/2017	$10,410	$10,349
4/30/2017	$10,493	$10,428
5/31/2017	$10,594	$10,509
6/30/2017	$10,603	$10,498
7/31/2017	$10,668	$10,543
8/31/2017	$10,801	$10,638
9/30/2017	$10,754	$10,593
10/31/2017	$10,726	$10,580
12/31/2017	$10,773	$10,628
1/31/2018	$10,670	$10,506
2/28/2018	$10,587	$10,406
3/31/2018	$10,633	$10,473
4/30/2018	$10,540	$10,395
5/31/2018	$10,587	$10,469
6/30/2018	$10,577	$10,456
7/31/2018	$10,614	$10,459
8/31/2018	$10,664	$10,526
9/30/2018	$10,606	$10,458
10/31/2018	$10,558	$10,376
11/30/2018	$10,577	$10,438
12/31/2018	$10,702	$10,629
1/31/2019	$10,847	$10,742
2/28/2019	$10,866	$10,736
3/31/2019	$11,010	$10,942
4/30/2019	$11,039	$10,945
5/31/2019	$11,232	$11,139
6/30/2019	$11,366	$11,279
7/31/2019	$11,357	$11,304
8/31/2019	$11,672	$11,597
9/30/2019	$11,613	$11,535
10/31/2019	$11,662	$11,570
11/30/2019	$11,632	$11,564
12/31/2019	$11,603	$11,556
1/31/2020	$11,859	$11,778
2/29/2020	$12,007	$11,990
3/31/2020	$11,682	$11,920
4/30/2020	$11,958	$12,132
5/31/2020	$12,057	$12,188
6/30/2020	$12,205	$12,265
7/31/2020	$12,372	$12,448
8/31/2020	$12,381	$12,348
9/30/2020	$12,370	$12,341
10/31/2020	$12,329	$12,286
11/30/2020	$12,463	$12,406
12/31/2020	$12,494	$12,423
1/31/2021	$12,432	$12,334
2/28/2021	$12,215	$12,156
3/31/2021	$12,101	$12,005
4/30/2021	$12,226	$12,099
5/31/2021	$12,267	$12,139
6/30/2021	$12,370	$12,224
7/31/2021	$12,484	$12,361
8/31/2021	$12,475	$12,337
9/30/2021	$12,385	$12,230
10/31/2021	$12,363	$12,227
11/30/2021	$12,385	$12,263
12/31/2021	$12,385	$12,232
1/31/2022	$12,151	$11,968
2/28/2022	$12,016	$11,835
3/31/2022	$11,636	$11,506
4/30/2022	$11,178	$11,069
5/31/2022	$11,223	$11,141
6/30/2022	$10,988	$10,966
7/31/2022	$11,245	$11,234
8/31/2022	$10,961	$10,917
9/30/2022	$10,456	$10,445
10/31/2022	$10,283	$10,310
11/30/2022	$10,570	$10,689
12/31/2022	$10,547	$10,641
1/31/2023	$10,892	$10,968
2/28/2023	$10,651	$10,684
3/31/2023	$10,881	$10,956
4/30/2023	$10,950	$11,022
5/31/2023	$10,835	$10,902
6/30/2023	$10,823	$10,863
7/31/2023	$10,835	$10,856
8/31/2023	$10,775	$10,786
9/30/2023	$10,508	$10,512
10/31/2023	$10,346	$10,346
11/30/2023	$10,798	$10,815
12/31/2023	$11,228	$11,229
1/31/2024	$11,204	$11,198
2/29/2024	$11,077	$11,040
3/31/2024	$11,193	$11,142
4/30/2024	$10,926	$10,860
5/31/2024	$11,100	$11,044
6/30/2024	$11,228	$11,149
7/31/2024	$11,436	$11,409
8/31/2024	$11,625	$11,573
9/30/2024	$11,770	$11,728
10/31/2024	$11,516	$11,437
11/30/2024	$11,637	$11,558
12/31/2024	$11,468	$11,369
1/31/2025	$11,528	$11,430
2/28/2025	$11,758	$11,681
3/31/2025	$11,734	$11,685
4/30/2025	$11,746	$11,731
5/31/2025	$11,710	$11,647
6/30/2025	$11,915	$11,826
7/31/2025	$11,903	$11,795
8/31/2025	$12,039	$11,936
9/30/2025	$12,181	$12,067
10/31/2025	$12,246	$12,142
11/30/2025	$12,311	$12,217
12/31/2025	$12,285	$12,199

Average Annual Total Returns

IBPX1	1 Year	5 Years	10 Years
Initial Class	7.13%	(0.34)%	2.08%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,953,785,232
Number of Portfolio Holdings	542
Portfolio Turnover Rate	69%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,863,760
Average MaturityFootnote Reference§	7.84 years
DurationFootnote Reference†	5.68 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon Bond VP

Initial Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	30.2%
AAA	16.8
AA	2.6
A	12.4
BBB	24.4
BB	8.8
B	1.9
CCC	0.4
Below CCC	0.0Footnote Reference*
NR (Not Rated)	0.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	43.8%
U.S. Government Obligations	21.6
Asset-Backed Securities	11.8
Mortgage-Backed Securities	11.1
U.S. Government Agency Obligations	8.6
Commercial Paper	4.6
Repurchase Agreements	1.3
Foreign Government Obligations	0.9
Other Investment Company	0.4
Short-Term U.S. Government Obligations	0.3
Loan Assignments	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(4.4)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.00%, 01/01/2055	2.1%
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.7
U.S. Treasury Bonds, 3.88%, 05/15/2043	1.3
Uniform Mortgage-Backed Security, TBA, 5.50%, 01/01/2055	1.2
U.S. Treasury Bonds, 4.63%, 11/15/2055	1.2
U.S. Treasury Notes, 3.50%, 11/30/2030	1.1
Uniform Mortgage-Backed Security, TBA, 2.50%, 01/01/2055	1.1
MUFG Securities Canada Ltd, 4.31%, 01/22/2026	1.0
U.S. Treasury Bonds, 1.25%, 05/15/2050	0.9
U.S. Treasury Notes, 2.75%, 08/15/2032	0.9

Transamerica Aegon Bond VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Bond VP

Initial Class

Annual Shareholder Report

Transamerica Aegon Bond VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Aegon Bond VP (the "Portfolio") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$81	0.78%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 6.78%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%.

  The Portfolio maintained an overweight allocation to credit relative to the Bloomberg US Aggregate Bond Index (the “Benchmark”) during the fiscal year ended December 31, 2025, and this positioning contributed to relative returns as the Portfolio generated additional yield compared to the Benchmark.

  Overall duration positioning was generally managed in line with the Benchmark, however, an overweight allocation to the 10-year portion of the yield curve contributed to relative performance due to changes in the yield curve during the period.

  Credit spread and other price-related impacts detracted from relative returns.

  At the sector level, an off-index allocation to high yield corporate credit, an underweight allocation to government securities and security selection within investment grade corporate credit were the largest contributors to relative returns.

  Positioning in agency residential mortgage-backed securities was the most significant detractor from relative returns, followed by an overweight allocation to asset-backed securities.

  Within corporate credit, security selection in consumer non-cyclicals, technology and banking contributed the most to relative returns, while security selection in basic industry and allocations to technology and communications detracted.

  Over the period, the Portfolio’s sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

  Investment grade corporate credit remained a core holding in the Portfolio, and allocations to the sector were modestly increased during the fiscal year. Notable sub-sector changes included increased allocations to real estate investment trusts (“REITs”) and banking, while allocations to technology and energy were reduced.

  The Portfolio’s sub-adviser also increased allocations to commercial mortgage-backed securities later in the fiscal year, reflecting stabilization in underlying property markets, improved underwriting standards and increased refinancing activity in a more attractive rate environment.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Aegon Bond VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000
1/31/2016	$10,072	$10,138
2/29/2016	$10,036	$10,210
3/31/2016	$10,163	$10,303
4/30/2016	$10,226	$10,343
5/31/2016	$10,245	$10,345
6/30/2016	$10,371	$10,531
7/31/2016	$10,489	$10,598
8/31/2016	$10,488	$10,586
9/30/2016	$10,498	$10,580
10/31/2016	$10,442	$10,499
11/30/2016	$10,201	$10,250
12/31/2016	$10,247	$10,265
1/31/2017	$10,312	$10,285
2/28/2017	$10,386	$10,354
3/31/2017	$10,377	$10,349
4/30/2017	$10,461	$10,428
5/31/2017	$10,553	$10,509
6/30/2017	$10,562	$10,498
7/31/2017	$10,618	$10,543
8/31/2017	$10,761	$10,638
9/30/2017	$10,705	$10,593
10/31/2017	$10,667	$10,580
12/31/2017	$10,723	$10,628
1/31/2018	$10,620	$10,506
2/28/2018	$10,527	$10,406
3/31/2018	$10,564	$10,473
4/30/2018	$10,480	$10,395
5/31/2018	$10,517	$10,469
6/30/2018	$10,508	$10,456
7/31/2018	$10,546	$10,459
8/31/2018	$10,585	$10,526
9/30/2018	$10,527	$10,458
10/31/2018	$10,479	$10,376
11/30/2018	$10,498	$10,438
12/31/2018	$10,614	$10,629
1/31/2019	$10,759	$10,742
2/28/2019	$10,778	$10,736
3/31/2019	$10,923	$10,942
4/30/2019	$10,951	$10,945
5/31/2019	$11,135	$11,139
6/30/2019	$11,260	$11,279
7/31/2019	$11,250	$11,304
8/31/2019	$11,555	$11,597
9/30/2019	$11,506	$11,535
10/31/2019	$11,555	$11,570
11/30/2019	$11,516	$11,564
12/31/2019	$11,486	$11,556
1/31/2020	$11,733	$11,778
2/29/2020	$11,881	$11,990
3/31/2020	$11,555	$11,920
4/30/2020	$11,831	$12,132
5/31/2020	$11,920	$12,188
6/30/2020	$12,068	$12,265
7/31/2020	$12,226	$12,448
8/31/2020	$12,234	$12,348
9/30/2020	$12,223	$12,341
10/31/2020	$12,172	$12,286
11/30/2020	$12,306	$12,406
12/31/2020	$12,337	$12,423
1/31/2021	$12,265	$12,334
2/28/2021	$12,058	$12,156
3/31/2021	$11,945	$12,005
4/30/2021	$12,058	$12,099
5/31/2021	$12,100	$12,139
6/30/2021	$12,203	$12,224
7/31/2021	$12,306	$12,361
8/31/2021	$12,294	$12,337
9/30/2021	$12,205	$12,230
10/31/2021	$12,183	$12,227
11/30/2021	$12,205	$12,263
12/31/2021	$12,205	$12,232
1/31/2022	$11,971	$11,968
2/28/2022	$11,838	$11,835
3/31/2022	$11,449	$11,506
4/30/2022	$11,003	$11,069
5/31/2022	$11,037	$11,141
6/30/2022	$10,814	$10,966
7/31/2022	$11,059	$11,234
8/31/2022	$10,775	$10,917
9/30/2022	$10,273	$10,445
10/31/2022	$10,102	$10,310
11/30/2022	$10,387	$10,689
12/31/2022	$10,364	$10,641
1/31/2023	$10,695	$10,968
2/28/2023	$10,467	$10,684
3/31/2023	$10,683	$10,956
4/30/2023	$10,752	$11,022
5/31/2023	$10,626	$10,902
6/30/2023	$10,615	$10,863
7/31/2023	$10,626	$10,856
8/31/2023	$10,569	$10,786
9/30/2023	$10,294	$10,512
10/31/2023	$10,144	$10,346
11/30/2023	$10,592	$10,815
12/31/2023	$11,005	$11,229
1/31/2024	$10,982	$11,198
2/29/2024	$10,844	$11,040
3/31/2024	$10,959	$11,142
4/30/2024	$10,707	$10,860
5/31/2024	$10,867	$11,044
6/30/2024	$10,994	$11,149
7/31/2024	$11,189	$11,409
8/31/2024	$11,379	$11,573
9/30/2024	$11,522	$11,728
10/31/2024	$11,271	$11,437
11/30/2024	$11,379	$11,558
12/31/2024	$11,212	$11,369
1/31/2025	$11,259	$11,430
2/28/2025	$11,486	$11,681
3/31/2025	$11,462	$11,685
4/30/2025	$11,474	$11,731
5/31/2025	$11,427	$11,647
6/30/2025	$11,629	$11,826
7/31/2025	$11,618	$11,795
8/31/2025	$11,743	$11,936
9/30/2025	$11,883	$12,067
10/31/2025	$11,946	$12,142
11/30/2025	$12,010	$12,217
12/31/2025	$11,972	$12,199

Average Annual Total Returns

IBPX2	1 Year	5 Years	10 Years
Service Class	6.78%	(0.60)%	1.82%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,953,785,232
Number of Portfolio Holdings	542
Portfolio Turnover Rate	69%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,863,760
Average MaturityFootnote Reference§	7.84 years
DurationFootnote Reference†	5.68 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon Bond VP

Service Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	30.2%
AAA	16.8
AA	2.6
A	12.4
BBB	24.4
BB	8.8
B	1.9
CCC	0.4
Below CCC	0.0Footnote Reference*
NR (Not Rated)	0.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	43.8%
U.S. Government Obligations	21.6
Asset-Backed Securities	11.8
Mortgage-Backed Securities	11.1
U.S. Government Agency Obligations	8.6
Commercial Paper	4.6
Repurchase Agreements	1.3
Foreign Government Obligations	0.9
Other Investment Company	0.4
Short-Term U.S. Government Obligations	0.3
Loan Assignments	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(4.4)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.00%, 01/01/2055	2.1%
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.7
U.S. Treasury Bonds, 3.88%, 05/15/2043	1.3
Uniform Mortgage-Backed Security, TBA, 5.50%, 01/01/2055	1.2
U.S. Treasury Bonds, 4.63%, 11/15/2055	1.2
U.S. Treasury Notes, 3.50%, 11/30/2030	1.1
Uniform Mortgage-Backed Security, TBA, 2.50%, 01/01/2055	1.1
MUFG Securities Canada Ltd, 4.31%, 01/22/2026	1.0
U.S. Treasury Bonds, 1.25%, 05/15/2050	0.9
U.S. Treasury Notes, 2.75%, 08/15/2032	0.9

Transamerica Aegon Bond VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Bond VP

Service Class

Annual Shareholder Report

Transamerica Aegon Core Bond VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Aegon Core Bond VP (the "Portfolio") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$50	0.48%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 6.99%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%.

  The Portfolio maintained an overweight allocation to credit relative to the Bloomberg US Aggregate Bond Index (the “Benchmark”) during the fiscal year ended December 31, 2025, and this positioning contributed to relative returns as the Portfolio generated additional yield compared to the Benchmark.

  Overall duration positioning was generally managed in line with the Benchmark, however, an overweight allocation to the 5-to-10-year portion of the yield curve contributed to relative performance due to changes in the yield curve during the period.

  Credit spread and other price-related impacts detracted from relative returns.

  At the sector level, security selection within investment grade corporate credit, an underweight allocation to government securities and a modest off-index allocation to high yield corporate credit were the most significant contributors to relative returns.

  Security selection in government securities detracted from relative performance, reflecting the Portfolio’s skew toward longer-duration U.S. Treasury securities to achieve desired overall duration positioning. An overweight allocation to asset-backed securities (“ABS”) and positioning in agency residential mortgage-backed securities (“agency RMBS”) also detracted from relative performance.

  Within corporate credit, security selection in banking, consumer non-cyclicals and technology contributed the most to relative returns, while allocations to electric utilities, technology and banking detracted.

  Over the period, the Portfolio’s sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

  Investment grade corporate credit remained a core holding in the Portfolio, however, exposures were adjusted during the period to achieve desired sub-sector positioning. Notable sub-sector changes included increased allocations to real estate investment trusts (“REITs”), banking and electric utilities, while allocations to energy, communications and technology were reduced.

  While still at relatively low levels, the Portfolio’s sub-adviser incrementally added exposure to certain high yield corporate credits that it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Aegon Core Bond VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000
1/31/2016	$10,132	$10,138
2/29/2016	$10,203	$10,210
3/31/2016	$10,281	$10,303
4/30/2016	$10,320	$10,343
5/31/2016	$10,327	$10,345
6/30/2016	$10,507	$10,531
7/31/2016	$10,569	$10,598
8/31/2016	$10,550	$10,586
9/30/2016	$10,550	$10,580
10/31/2016	$10,470	$10,499
11/30/2016	$10,239	$10,250
12/31/2016	$10,239	$10,265
1/31/2017	$10,263	$10,285
2/28/2017	$10,327	$10,354
3/31/2017	$10,327	$10,349
4/30/2017	$10,406	$10,428
5/31/2017	$10,486	$10,509
6/30/2017	$10,478	$10,498
7/31/2017	$10,518	$10,543
8/31/2017	$10,614	$10,638
9/30/2017	$10,573	$10,593
10/31/2017	$10,565	$10,580
12/31/2017	$10,614	$10,628
1/31/2018	$10,499	$10,506
2/28/2018	$10,409	$10,406
3/31/2018	$10,475	$10,473
4/30/2018	$10,393	$10,395
5/31/2018	$10,458	$10,469
6/30/2018	$10,442	$10,456
7/31/2018	$10,434	$10,459
8/31/2018	$10,512	$10,526
9/30/2018	$10,445	$10,458
10/31/2018	$10,377	$10,376
11/30/2018	$10,445	$10,438
12/31/2018	$10,623	$10,629
1/31/2019	$10,716	$10,742
2/28/2019	$10,716	$10,736
3/31/2019	$10,928	$10,942
4/30/2019	$10,928	$10,945
5/31/2019	$11,140	$11,139
6/30/2019	$11,268	$11,279
7/31/2019	$11,293	$11,304
8/31/2019	$11,616	$11,597
9/30/2019	$11,546	$11,535
10/31/2019	$11,572	$11,570
11/30/2019	$11,563	$11,564
12/31/2019	$11,528	$11,556
1/31/2020	$11,781	$11,778
2/29/2020	$11,982	$11,990
3/31/2020	$11,659	$11,920
4/30/2020	$11,842	$12,132
5/31/2020	$11,929	$12,188
6/30/2020	$12,112	$12,265
7/31/2020	$12,313	$12,448
8/31/2020	$12,244	$12,348
9/30/2020	$12,262	$12,341
10/31/2020	$12,208	$12,286
11/30/2020	$12,353	$12,406
12/31/2020	$12,389	$12,423
1/31/2021	$12,307	$12,334
2/28/2021	$12,126	$12,156
3/31/2021	$12,026	$12,005
4/30/2021	$12,126	$12,099
5/31/2021	$12,171	$12,139
6/30/2021	$12,271	$12,224
7/31/2021	$12,389	$12,361
8/31/2021	$12,368	$12,337
9/30/2021	$12,261	$12,230
10/31/2021	$12,271	$12,227
11/30/2021	$12,300	$12,263
12/31/2021	$12,261	$12,232
1/31/2022	$12,038	$11,968
2/28/2022	$11,902	$11,835
3/31/2022	$11,592	$11,506
4/30/2022	$11,213	$11,069
5/31/2022	$11,242	$11,141
6/30/2022	$11,096	$10,966
7/31/2022	$11,310	$11,234
8/31/2022	$11,048	$10,917
9/30/2022	$10,606	$10,445
10/31/2022	$10,435	$10,310
11/30/2022	$10,716	$10,689
12/31/2022	$10,696	$10,641
1/31/2023	$11,028	$10,968
2/28/2023	$10,766	$10,684
3/31/2023	$11,018	$10,956
4/30/2023	$11,068	$11,022
5/31/2023	$10,968	$10,902
6/30/2023	$10,947	$10,863
7/31/2023	$10,957	$10,856
8/31/2023	$10,897	$10,786
9/30/2023	$10,618	$10,512
10/31/2023	$10,453	$10,346
11/30/2023	$10,918	$10,815
12/31/2023	$11,342	$11,229
1/31/2024	$11,321	$11,198
2/29/2024	$11,166	$11,040
3/31/2024	$11,269	$11,142
4/30/2024	$11,001	$10,860
5/31/2024	$11,166	$11,044
6/30/2024	$11,300	$11,149
7/31/2024	$11,507	$11,409
8/31/2024	$11,706	$11,573
9/30/2024	$11,848	$11,728
10/31/2024	$11,564	$11,437
11/30/2024	$11,695	$11,558
12/31/2024	$11,499	$11,369
1/31/2025	$11,553	$11,430
2/28/2025	$11,794	$11,681
3/31/2025	$11,783	$11,685
4/30/2025	$11,816	$11,731
5/31/2025	$11,739	$11,647
6/30/2025	$11,936	$11,826
7/31/2025	$11,914	$11,795
8/31/2025	$12,055	$11,936
9/30/2025	$12,190	$12,067
10/31/2025	$12,257	$12,142
11/30/2025	$12,336	$12,217
12/31/2025	$12,302	$12,199

Average Annual Total Returns

IBPB1	1 Year	5 Years	10 Years
Initial Class	6.99%	(0.14)%	2.09%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,321,692,243
Number of Portfolio Holdings	736
Portfolio Turnover Rate	113%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,303,674
Average MaturityFootnote Reference§	7.80 years
DurationFootnote Reference†	5.66 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon Core Bond VP

Initial Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	48.1%
AAA	11.3
AA	1.0
A	9.6
BBB	23.1
BB	3.6
B	0.0Footnote Reference*
CCC	0.0Footnote Reference*
Below CCC	0.0Footnote Reference*
NR (Not Rated)	0.1
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	35.8%
U.S. Government Agency Obligations	24.6
U.S. Government Obligations	23.5
Commercial Paper	21.1
Mortgage-Backed Securities	7.1
Asset-Backed Securities	5.1
Repurchase Agreements	3.3
Short-Term U.S. Government Obligations	2.9
Foreign Government Obligations	0.7
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(24.1)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 01/01/2055	4.0%
Uniform Mortgage-Backed Security, TBA, 5.50%, 01/01/2055	3.3
Uniform Mortgage-Backed Security, TBA, 3.00%, 01/01/2056	3.1
U.S. Treasury Notes, 3.75%, 12/31/2030	2.8
Uniform Mortgage-Backed Security, TBA, 5.00%, 01/01/2055	2.2
Uniform Mortgage-Backed Security, TBA, 4.50%, 01/01/2055	2.0
Uniform Mortgage-Backed Security, TBA, 4.00%, 01/01/2056	2.0
Uniform Mortgage-Backed Security, TBA, 6.00%, 01/01/2055	1.9
U.S. Treasury Bonds, 4.63%, 11/15/2055	1.4
U.S. Treasury Notes, 0.63%, 08/15/2030	1.3

Transamerica Aegon Core Bond VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Core Bond VP

Initial Class

Annual Shareholder Report

Transamerica Aegon Core Bond VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Aegon Core Bond VP (the "Portfolio") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$76	0.74%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 6.73%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%.

  The Portfolio maintained an overweight allocation to credit relative to the Bloomberg US Aggregate Bond Index (the “Benchmark”) during the fiscal year ended December 31, 2025, and this positioning contributed to relative returns as the Portfolio generated additional yield compared to the Benchmark.

  Overall duration positioning was generally managed in line with the Benchmark, however, an overweight allocation to the 5-to-10-year portion of the yield curve contributed to relative performance due to changes in the yield curve during the period.

  Credit spread and other price-related impacts detracted from relative returns.

  At the sector level, security selection within investment grade corporate credit, an underweight allocation to government securities and a modest off-index allocation to high yield corporate credit were the most significant contributors to relative returns.

  Security selection in government securities detracted from relative performance, reflecting the Portfolio’s skew toward longer-duration U.S. Treasury securities to achieve desired overall duration positioning. An overweight allocation to asset-backed securities (“ABS”) and positioning in agency residential mortgage-backed securities (“agency RMBS”) also detracted from relative performance.

  Within corporate credit, security selection in banking, consumer non-cyclicals and technology contributed the most to relative returns, while allocations to electric utilities, technology and banking detracted.

  Over the period, the Portfolio’s sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

  Investment grade corporate credit remained a core holding in the Portfolio, however, exposures were adjusted during the period to achieve desired sub-sector positioning. Notable sub-sector changes included increased allocations to real estate investment trusts (“REITs”), banking and electric utilities, while allocations to energy, communications and technology were reduced.

  While still at relatively low levels, the Portfolio’s sub-adviser incrementally added exposure to certain high yield corporate credits that it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Aegon Core Bond VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000
1/31/2016	$10,132	$10,138
2/29/2016	$10,198	$10,210
3/31/2016	$10,278	$10,303
4/30/2016	$10,315	$10,343
5/31/2016	$10,315	$10,345
6/30/2016	$10,490	$10,531
7/31/2016	$10,549	$10,598
8/31/2016	$10,534	$10,586
9/30/2016	$10,534	$10,580
10/31/2016	$10,445	$10,499
11/30/2016	$10,213	$10,250
12/31/2016	$10,206	$10,265
1/31/2017	$10,228	$10,285
2/28/2017	$10,295	$10,354
3/31/2017	$10,288	$10,349
4/30/2017	$10,370	$10,428
5/31/2017	$10,452	$10,509
6/30/2017	$10,437	$10,498
7/31/2017	$10,474	$10,543
8/31/2017	$10,570	$10,638
9/30/2017	$10,524	$10,593
10/31/2017	$10,509	$10,580
12/31/2017	$10,555	$10,628
1/31/2018	$10,448	$10,506
2/28/2018	$10,356	$10,406
3/31/2018	$10,410	$10,473
4/30/2018	$10,333	$10,395
5/31/2018	$10,394	$10,469
6/30/2018	$10,379	$10,456
7/31/2018	$10,364	$10,459
8/31/2018	$10,443	$10,526
9/30/2018	$10,364	$10,458
10/31/2018	$10,301	$10,376
11/30/2018	$10,364	$10,438
12/31/2018	$10,545	$10,629
1/31/2019	$10,632	$10,742
2/28/2019	$10,632	$10,736
3/31/2019	$10,837	$10,942
4/30/2019	$10,837	$10,945
5/31/2019	$11,042	$11,139
6/30/2019	$11,168	$11,279
7/31/2019	$11,191	$11,304
8/31/2019	$11,512	$11,597
9/30/2019	$11,440	$11,535
10/31/2019	$11,456	$11,570
11/30/2019	$11,448	$11,564
12/31/2019	$11,416	$11,556
1/31/2020	$11,657	$11,778
2/29/2020	$11,859	$11,990
3/31/2020	$11,537	$11,920
4/30/2020	$11,722	$12,132
5/31/2020	$11,794	$12,188
6/30/2020	$11,980	$12,265
7/31/2020	$12,173	$12,448
8/31/2020	$12,100	$12,348
9/30/2020	$12,117	$12,341
10/31/2020	$12,058	$12,286
11/30/2020	$12,200	$12,406
12/31/2020	$12,234	$12,423
1/31/2021	$12,150	$12,334
2/28/2021	$11,975	$12,156
3/31/2021	$11,875	$12,005
4/30/2021	$11,966	$12,099
5/31/2021	$12,008	$12,139
6/30/2021	$12,108	$12,224
7/31/2021	$12,217	$12,361
8/31/2021	$12,194	$12,337
9/30/2021	$12,088	$12,230
10/31/2021	$12,088	$12,227
11/30/2021	$12,114	$12,263
12/31/2021	$12,079	$12,232
1/31/2022	$11,857	$11,968
2/28/2022	$11,724	$11,835
3/31/2022	$11,414	$11,506
4/30/2022	$11,041	$11,069
5/31/2022	$11,059	$11,141
6/30/2022	$10,917	$10,966
7/31/2022	$11,130	$11,234
8/31/2022	$10,866	$10,917
9/30/2022	$10,427	$10,445
10/31/2022	$10,263	$10,310
11/30/2022	$10,528	$10,689
12/31/2022	$10,509	$10,641
1/31/2023	$10,838	$10,968
2/28/2023	$10,573	$10,684
3/31/2023	$10,820	$10,956
4/30/2023	$10,875	$11,022
5/31/2023	$10,765	$10,902
6/30/2023	$10,747	$10,863
7/31/2023	$10,747	$10,856
8/31/2023	$10,688	$10,786
9/30/2023	$10,417	$10,512
10/31/2023	$10,258	$10,346
11/30/2023	$10,706	$10,815
12/31/2023	$11,117	$11,229
1/31/2024	$11,099	$11,198
2/29/2024	$10,940	$11,040
3/31/2024	$11,052	$11,142
4/30/2024	$10,772	$10,860
5/31/2024	$10,940	$11,044
6/30/2024	$11,071	$11,149
7/31/2024	$11,276	$11,409
8/31/2024	$11,454	$11,573
9/30/2024	$11,601	$11,728
10/31/2024	$11,326	$11,437
11/30/2024	$11,444	$11,558
12/31/2024	$11,248	$11,369
1/31/2025	$11,307	$11,430
2/28/2025	$11,532	$11,681
3/31/2025	$11,513	$11,685
4/30/2025	$11,542	$11,731
5/31/2025	$11,474	$11,647
6/30/2025	$11,670	$11,826
7/31/2025	$11,640	$11,795
8/31/2025	$11,774	$11,936
9/30/2025	$11,905	$12,067
10/31/2025	$11,965	$12,142
11/30/2025	$12,035	$12,217
12/31/2025	$12,005	$12,199

Average Annual Total Returns

IBPB2	1 Year	5 Years	10 Years
Service Class	6.73%	(0.38)%	1.84%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,321,692,243
Number of Portfolio Holdings	736
Portfolio Turnover Rate	113%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,303,674
Average MaturityFootnote Reference§	7.80 years
DurationFootnote Reference†	5.66 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon Core Bond VP

Service Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	48.1%
AAA	11.3
AA	1.0
A	9.6
BBB	23.1
BB	3.6
B	0.0Footnote Reference*
CCC	0.0Footnote Reference*
Below CCC	0.0Footnote Reference*
NR (Not Rated)	0.1
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	35.8%
U.S. Government Agency Obligations	24.6
U.S. Government Obligations	23.5
Commercial Paper	21.1
Mortgage-Backed Securities	7.1
Asset-Backed Securities	5.1
Repurchase Agreements	3.3
Short-Term U.S. Government Obligations	2.9
Foreign Government Obligations	0.7
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(24.1)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 01/01/2055	4.0%
Uniform Mortgage-Backed Security, TBA, 5.50%, 01/01/2055	3.3
Uniform Mortgage-Backed Security, TBA, 3.00%, 01/01/2056	3.1
U.S. Treasury Notes, 3.75%, 12/31/2030	2.8
Uniform Mortgage-Backed Security, TBA, 5.00%, 01/01/2055	2.2
Uniform Mortgage-Backed Security, TBA, 4.50%, 01/01/2055	2.0
Uniform Mortgage-Backed Security, TBA, 4.00%, 01/01/2056	2.0
Uniform Mortgage-Backed Security, TBA, 6.00%, 01/01/2055	1.9
U.S. Treasury Bonds, 4.63%, 11/15/2055	1.4
U.S. Treasury Notes, 0.63%, 08/15/2030	1.3

Transamerica Aegon Core Bond VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Core Bond VP

Service Class

Annual Shareholder Report

Transamerica Aegon High Yield Bond VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Aegon High Yield Bond VP (the "Portfolio") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$67	0.64%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 8.46%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 7.58%. The performance benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 8.62% over the same period.

  During the fiscal year ended December 31, 2025, the U.S. high yield market delivered a strong total return. Despite macro uncertainty and tariff-related headwinds, the high yield market remained firm and benefited from supportive market technicals. Although there were pockets of volatility and the U.S. high yield market was not immune to weakness, demand persisted and spreads in the U.S. high yield market continued to tighten during the year.

  Security selection was the primary driver of relative performance during the fiscal year. By ratings, selection within lower-quality bonds contributed significantly. Throughout the period, the Portfolio maintained a modestly defensive position, with an underweight to CCC and below-rated bonds. Despite the lower exposure, the CCC and below-rated bonds held in the Portfolio performed well and outpaced the index. Security selection in BB-rated bonds and the allocation to B-rated bonds also added value. Conversely, the selection in B-rated bonds detracted from the Portfolio’s performance; however, this was more than offset by positive contributions in other categories.

  From a sector perspective, the largest positive contributors to the Portfolio’s performance included consumer cyclicals, energy, and consumer non-cyclicals, primarily due to strong selection. The largest sub-sector detractors included communications, electric utilities, and basic industry.

  During the fiscal year, the Portfolio’s positioning was modestly cautious given ongoing macro uncertainty and tight valuations. The Portfolio favored higher-quality bonds and was more cautious on lower-quality issuers that could be prone to downside risk. That said, the Portfolio held exposure to select CCC-rated bonds and below that the sub-adviser believed offered higher yield potential, many of which contributed positively to the Portfolio’s performance during the fiscal year.

  Sector positioning was largely driven by bottom-up company analysis. Overweights included a number of sub-sectors within capital goods and basic industry, as well as certain consumer and financial sub-sectors. Underweights included communications and technology sectors, and certain consumer cyclicals such as retailers. These underweights were largely due to relatively unattractive valuations or company-specific concerns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Aegon High Yield Bond VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,861	$10,110	$9,839
2/29/2016	$9,861	$10,182	$9,896
3/31/2016	$10,277	$10,307	$10,335
4/30/2016	$10,582	$10,377	$10,740
5/31/2016	$10,637	$10,385	$10,806
6/30/2016	$10,706	$10,568	$10,906
7/31/2016	$10,997	$10,655	$11,201
8/31/2016	$11,255	$10,667	$11,435
9/30/2016	$11,328	$10,669	$11,511
10/31/2016	$11,343	$10,598	$11,556
11/30/2016	$11,299	$10,360	$11,501
12/31/2016	$11,534	$10,391	$11,713
1/31/2017	$11,710	$10,428	$11,883
2/28/2017	$11,901	$10,508	$12,056
3/31/2017	$11,857	$10,505	$12,029
4/30/2017	$12,004	$10,592	$12,168
5/31/2017	$12,136	$10,674	$12,273
6/30/2017	$12,166	$10,664	$12,290
7/31/2017	$12,298	$10,718	$12,426
8/31/2017	$12,283	$10,810	$12,421
9/30/2017	$12,424	$10,785	$12,586
10/31/2017	$12,361	$10,769	$12,554
12/31/2017	$12,392	$10,816	$12,592
1/31/2018	$12,486	$10,712	$12,667
2/28/2018	$12,392	$10,610	$12,560
3/31/2018	$12,314	$10,664	$12,484
4/30/2018	$12,377	$10,593	$12,565
5/31/2018	$12,377	$10,651	$12,562
6/30/2018	$12,408	$10,635	$12,612
7/31/2018	$12,549	$10,657	$12,750
8/31/2018	$12,617	$10,710	$12,844
9/30/2018	$12,667	$10,664	$12,915
10/31/2018	$12,451	$10,575	$12,709
11/30/2018	$12,351	$10,622	$12,599
12/31/2018	$12,101	$10,789	$12,329
1/31/2019	$12,667	$10,937	$12,887
2/28/2019	$12,834	$10,949	$13,101
3/31/2019	$12,950	$11,147	$13,224
4/30/2019	$13,100	$11,163	$13,412
5/31/2019	$12,917	$11,334	$13,253
6/30/2019	$13,233	$11,494	$13,555
7/31/2019	$13,316	$11,528	$13,631
8/31/2019	$13,377	$11,789	$13,686
9/30/2019	$13,430	$11,738	$13,736
10/31/2019	$13,483	$11,776	$13,773
11/30/2019	$13,572	$11,773	$13,818
12/31/2019	$13,821	$11,791	$14,095
1/31/2020	$13,821	$12,003	$14,098
2/29/2020	$13,537	$12,182	$13,900
3/31/2020	$11,671	$11,944	$12,307
4/30/2020	$12,098	$12,184	$12,864
5/31/2020	$12,684	$12,297	$13,426
6/30/2020	$12,844	$12,400	$13,554
7/31/2020	$13,448	$12,618	$14,185
8/31/2020	$13,646	$12,545	$14,322
9/30/2020	$13,532	$12,522	$14,175
10/31/2020	$13,608	$12,478	$14,245
11/30/2020	$14,215	$12,640	$14,809
12/31/2020	$14,518	$12,684	$15,088
1/31/2021	$14,594	$12,604	$15,138
2/28/2021	$14,669	$12,442	$15,194
3/31/2021	$14,745	$12,297	$15,217
4/30/2021	$14,916	$12,400	$15,382
5/31/2021	$14,992	$12,448	$15,427
6/30/2021	$15,181	$12,538	$15,633
7/31/2021	$15,219	$12,664	$15,692
8/31/2021	$15,299	$12,656	$15,774
9/30/2021	$15,319	$12,548	$15,773
10/31/2021	$15,299	$12,538	$15,744
11/30/2021	$15,179	$12,553	$15,589
12/31/2021	$15,439	$12,544	$15,882
1/31/2022	$15,059	$12,269	$15,449
2/28/2022	$14,919	$12,102	$15,290
3/31/2022	$14,779	$11,777	$15,116
4/30/2022	$14,239	$11,338	$14,579
5/31/2022	$14,259	$11,400	$14,613
6/30/2022	$13,299	$11,173	$13,629
7/31/2022	$14,099	$11,453	$14,433
8/31/2022	$13,765	$11,156	$14,101
9/30/2022	$13,190	$10,675	$13,542
10/31/2022	$13,573	$10,558	$13,893
11/30/2022	$13,828	$10,952	$14,193
12/31/2022	$13,722	$10,914	$14,106
1/31/2023	$14,254	$11,253	$14,643
2/28/2023	$14,020	$10,976	$14,456
3/31/2023	$14,084	$11,234	$14,609
4/30/2023	$14,211	$11,303	$14,756
5/31/2023	$14,084	$11,185	$14,620
6/30/2023	$14,297	$11,168	$14,865
7/31/2023	$14,509	$11,179	$15,071
8/31/2023	$14,488	$11,112	$15,114
9/30/2023	$14,310	$10,847	$14,934
10/31/2023	$14,132	$10,684	$14,758
11/30/2023	$14,711	$11,165	$15,427
12/31/2023	$15,246	$11,588	$16,002
1/31/2024	$15,246	$11,560	$16,002
2/29/2024	$15,268	$11,422	$16,048
3/31/2024	$15,402	$11,534	$16,238
4/30/2024	$15,224	$11,264	$16,086
5/31/2024	$15,380	$11,451	$16,262
6/30/2024	$15,536	$11,556	$16,416
7/31/2024	$15,848	$11,818	$16,735
8/31/2024	$16,098	$11,992	$17,008
9/30/2024	$16,356	$12,157	$17,283
10/31/2024	$16,262	$11,881	$17,190
11/30/2024	$16,450	$12,006	$17,387
12/31/2024	$16,379	$11,824	$17,313
1/31/2025	$16,590	$11,896	$17,550
2/28/2025	$16,684	$12,142	$17,668
3/31/2025	$16,473	$12,139	$17,487
4/30/2025	$16,497	$12,182	$17,484
5/31/2025	$16,778	$12,120	$17,777
6/30/2025	$17,083	$12,309	$18,104
7/31/2025	$17,177	$12,291	$18,186
8/31/2025	$17,362	$12,439	$18,413
9/30/2025	$17,463	$12,571	$18,563
10/31/2025	$17,513	$12,654	$18,592
11/30/2025	$17,614	$12,730	$18,700
12/31/2025	$17,765	$12,721	$18,806

Average Annual Total Returns

IXFX1	1 Year	5 Years	10 Years
Initial Class	8.46%	4.12%	5.91%
Bloomberg US Universal Bond IndexFootnote Reference(a)	7.58%	0.06%	2.44%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.62%	4.50%	6.52%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$244,371,359
Number of Portfolio Holdings	389
Portfolio Turnover Rate	38%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,367,686
Average MaturityFootnote Reference§	4.24 years
DurationFootnote Reference†	2.71 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon High Yield Bond VP

Initial Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	7.4%
BB	47.5
B	34.4
CCC	6.5
Below CCC	0.1
NR (Not Rated)	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	93.2%
Other Investment Company	6.1
Loan Assignments	2.8
Repurchase Agreements	2.2
Common Stocks	0.2
Net Other Assets (Liabilities)Footnote Reference^	(4.5)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Insurance, Inc., 6.80%, 01/24/2030	0.8%
EMRLD Borrower LP/Emerald Co-Issuer, Inc., 6.63%, 12/15/2030	0.8
VZ Secured Financing BV, 5.00%, 01/15/2032	0.8
ILFC E-Capital Trust I, 3-Month Term SOFR, 6.35%, 12/21/2065	0.8
Mauser Packaging Solutions Holding Co., 7.88%, 04/15/2030	0.7
Alpha Generation LLC, 6.25%, 01/15/2034	0.7
SPX FLOW, Inc., 8.75%, 04/01/2030	0.7
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/2028	0.7
Olympus Water U.S. Holding Corp., 7.25%, 02/15/2033	0.6
HUB International Ltd., 7.25%, 06/15/2030	0.6

Transamerica Aegon High Yield Bond VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon High Yield Bond VP

Initial Class

Annual Shareholder Report

Transamerica Aegon High Yield Bond VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Aegon High Yield Bond VP (the "Portfolio") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$93	0.89%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 8.27%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 7.58%. The performance benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 8.62% over the same period.

  During the fiscal year ended December 31, 2025, the U.S. high yield market delivered a strong total return. Despite macro uncertainty and tariff-related headwinds, the high yield market remained firm and benefited from supportive market technicals. Although there were pockets of volatility and the U.S. high yield market was not immune to weakness, demand persisted and spreads in the U.S. high yield market continued to tighten during the year.

  Security selection was the primary driver of relative performance during the fiscal year. By ratings, selection within lower-quality bonds contributed significantly. Throughout the period, the Portfolio maintained a modestly defensive position, with an underweight to CCC and below-rated bonds. Despite the lower exposure, the CCC and below-rated bonds held in the Portfolio performed well and outpaced the index. Security selection in BB-rated bonds and the allocation to B-rated bonds also added value. Conversely, the selection in B-rated bonds detracted from the Portfolio’s performance; however, this was more than offset by positive contributions in other categories.

  From a sector perspective, the largest positive contributors to the Portfolio’s performance included consumer cyclicals, energy, and consumer non-cyclicals, primarily due to strong selection. The largest sub-sector detractors included communications, electric utilities, and basic industry.

  During the fiscal year, the Portfolio’s positioning was modestly cautious given ongoing macro uncertainty and tight valuations. The Portfolio favored higher-quality bonds and was more cautious on lower-quality issuers that could be prone to downside risk. That said, the Portfolio held exposure to select CCC-rated bonds and below that the sub-adviser believed offered higher yield potential, many of which contributed positively to the Portfolio’s performance during the fiscal year.

  Sector positioning was largely driven by bottom-up company analysis. Overweights included a number of sub-sectors within capital goods and basic industry, as well as certain consumer and financial sub-sectors. Underweights included communications and technology sectors, and certain consumer cyclicals such as retailers. These underweights were largely due to relatively unattractive valuations or company-specific concerns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Aegon High Yield Bond VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,850	$10,110	$9,839
2/29/2016	$9,850	$10,182	$9,896
3/31/2016	$10,260	$10,307	$10,335
4/30/2016	$10,560	$10,377	$10,740
5/31/2016	$10,615	$10,385	$10,806
6/30/2016	$10,683	$10,568	$10,906
7/31/2016	$10,970	$10,655	$11,201
8/31/2016	$11,226	$10,667	$11,435
9/30/2016	$11,298	$10,669	$11,511
10/31/2016	$11,312	$10,598	$11,556
11/30/2016	$11,254	$10,360	$11,501
12/31/2016	$11,500	$10,391	$11,713
1/31/2017	$11,659	$10,428	$11,883
2/28/2017	$11,861	$10,508	$12,056
3/31/2017	$11,818	$10,505	$12,029
4/30/2017	$11,948	$10,592	$12,168
5/31/2017	$12,078	$10,674	$12,273
6/30/2017	$12,107	$10,664	$12,290
7/31/2017	$12,237	$10,718	$12,426
8/31/2017	$12,222	$10,810	$12,421
9/30/2017	$12,345	$10,785	$12,586
10/31/2017	$12,299	$10,769	$12,554
12/31/2017	$12,329	$10,816	$12,592
1/31/2018	$12,406	$10,712	$12,667
2/28/2018	$12,314	$10,610	$12,560
3/31/2018	$12,238	$10,664	$12,484
4/30/2018	$12,299	$10,593	$12,565
5/31/2018	$12,299	$10,651	$12,562
6/30/2018	$12,329	$10,635	$12,612
7/31/2018	$12,452	$10,657	$12,750
8/31/2018	$12,516	$10,710	$12,844
9/30/2018	$12,564	$10,664	$12,915
10/31/2018	$12,353	$10,575	$12,709
11/30/2018	$12,256	$10,622	$12,599
12/31/2018	$11,995	$10,789	$12,329
1/31/2019	$12,548	$10,937	$12,887
2/28/2019	$12,727	$10,949	$13,101
3/31/2019	$12,841	$11,147	$13,224
4/30/2019	$12,971	$11,163	$13,412
5/31/2019	$12,808	$11,334	$13,253
6/30/2019	$13,117	$11,494	$13,555
7/31/2019	$13,182	$11,528	$13,631
8/31/2019	$13,239	$11,789	$13,686
9/30/2019	$13,291	$11,738	$13,736
10/31/2019	$13,343	$11,776	$13,773
11/30/2019	$13,430	$11,773	$13,818
12/31/2019	$13,672	$11,791	$14,095
1/31/2020	$13,672	$12,003	$14,098
2/29/2020	$13,395	$12,182	$13,900
3/31/2020	$11,528	$11,944	$12,307
4/30/2020	$11,960	$12,184	$12,864
5/31/2020	$12,531	$12,297	$13,426
6/30/2020	$12,686	$12,400	$13,554
7/31/2020	$13,291	$12,618	$14,185
8/31/2020	$13,484	$12,545	$14,322
9/30/2020	$13,374	$12,522	$14,175
10/31/2020	$13,429	$12,478	$14,245
11/30/2020	$14,017	$12,640	$14,809
12/31/2020	$14,311	$12,684	$15,088
1/31/2021	$14,385	$12,604	$15,138
2/28/2021	$14,476	$12,442	$15,194
3/31/2021	$14,532	$12,297	$15,217
4/30/2021	$14,715	$12,400	$15,382
5/31/2021	$14,770	$12,448	$15,427
6/30/2021	$14,954	$12,538	$15,633
7/31/2021	$14,991	$12,664	$15,692
8/31/2021	$15,070	$12,656	$15,774
9/30/2021	$15,090	$12,548	$15,773
10/31/2021	$15,070	$12,538	$15,744
11/30/2021	$14,955	$12,553	$15,589
12/31/2021	$15,206	$12,544	$15,882
1/31/2022	$14,819	$12,269	$15,449
2/28/2022	$14,665	$12,102	$15,290
3/31/2022	$14,529	$11,777	$15,116
4/30/2022	$13,989	$11,338	$14,579
5/31/2022	$14,027	$11,400	$14,613
6/30/2022	$13,080	$11,173	$13,629
7/31/2022	$13,873	$11,453	$14,433
8/31/2022	$13,525	$11,156	$14,101
9/30/2022	$12,952	$10,675	$13,542
10/31/2022	$13,341	$10,558	$13,893
11/30/2022	$13,587	$10,952	$14,193
12/31/2022	$13,464	$10,914	$14,106
1/31/2023	$13,976	$11,253	$14,643
2/28/2023	$13,750	$10,976	$14,456
3/31/2023	$13,812	$11,234	$14,609
4/30/2023	$13,955	$11,303	$14,756
5/31/2023	$13,812	$11,185	$14,620
6/30/2023	$14,016	$11,168	$14,865
7/31/2023	$14,221	$11,179	$15,071
8/31/2023	$14,201	$11,112	$15,114
9/30/2023	$14,031	$10,847	$14,934
10/31/2023	$13,838	$10,684	$14,758
11/30/2023	$14,415	$11,165	$15,427
12/31/2023	$14,927	$11,588	$16,002
1/31/2024	$14,927	$11,560	$16,002
2/29/2024	$14,927	$11,422	$16,048
3/31/2024	$15,077	$11,534	$16,238
4/30/2024	$14,885	$11,264	$16,086
5/31/2024	$15,056	$11,451	$16,262
6/30/2024	$15,184	$11,556	$16,416
7/31/2024	$15,483	$11,818	$16,735
8/31/2024	$15,725	$11,992	$17,008
9/30/2024	$15,994	$12,157	$17,283
10/31/2024	$15,882	$11,881	$17,190
11/30/2024	$16,084	$12,006	$17,387
12/31/2024	$15,994	$11,824	$17,313
1/31/2025	$16,196	$11,896	$17,550
2/28/2025	$16,285	$12,142	$17,668
3/31/2025	$16,084	$12,139	$17,487
4/30/2025	$16,084	$12,182	$17,484
5/31/2025	$16,375	$12,120	$17,777
6/30/2025	$16,666	$12,309	$18,104
7/31/2025	$16,756	$12,291	$18,186
8/31/2025	$16,933	$12,439	$18,413
9/30/2025	$17,029	$12,571	$18,563
10/31/2025	$17,053	$12,654	$18,592
11/30/2025	$17,172	$12,730	$18,700
12/31/2025	$17,316	$12,721	$18,806

Average Annual Total Returns

IXFX2	1 Year	5 Years	10 Years
Service Class	8.27%	3.89%	5.64%
Bloomberg US Universal Bond IndexFootnote Reference(a)	7.58%	0.06%	2.44%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.62%	4.50%	6.52%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$244,371,359
Number of Portfolio Holdings	389
Portfolio Turnover Rate	38%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,367,686
Average MaturityFootnote Reference§	4.24 years
DurationFootnote Reference†	2.71 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon High Yield Bond VP

Service Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	7.4%
BB	47.5
B	34.4
CCC	6.5
Below CCC	0.1
NR (Not Rated)	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	93.2%
Other Investment Company	6.1
Loan Assignments	2.8
Repurchase Agreements	2.2
Common Stocks	0.2
Net Other Assets (Liabilities)Footnote Reference^	(4.5)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Insurance, Inc., 6.80%, 01/24/2030	0.8%
EMRLD Borrower LP/Emerald Co-Issuer, Inc., 6.63%, 12/15/2030	0.8
VZ Secured Financing BV, 5.00%, 01/15/2032	0.8
ILFC E-Capital Trust I, 3-Month Term SOFR, 6.35%, 12/21/2065	0.8
Mauser Packaging Solutions Holding Co., 7.88%, 04/15/2030	0.7
Alpha Generation LLC, 6.25%, 01/15/2034	0.7
SPX FLOW, Inc., 8.75%, 04/01/2030	0.7
Cushman & Wakefield U.S. Borrower LLC, 6.75%, 05/15/2028	0.7
Olympus Water U.S. Holding Corp., 7.25%, 02/15/2033	0.6
HUB International Ltd., 7.25%, 06/15/2030	0.6

Transamerica Aegon High Yield Bond VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon High Yield Bond VP

Service Class

Annual Shareholder Report

Transamerica Aegon Sustainable Equity Income VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Aegon Sustainable Equity Income VP (the "Portfolio") seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$76	0.72%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 11.26%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Russell 1000® Value Index, returned 15.91% over the same period.

  The Portfolio underperformed the Russell 1000® Value Index, a benchmark of the Portfolio, during the fiscal year ended December 31, 2025.

  Sector allocation added value, but this was more than offset by weak stock selection.

  The Portfolio’s underweight allocations to the energy and consumer discretionary sectors added value, as did the overweight to technology, which benefited from significant investor enthusiasm for artificial intelligence (‘AI’).

  Stock selection in the industrials and consumer sectors was a primary detractor from relative performance and accounted for the bulk of the overall negative selection effect.

  Consumer staples holdings Colgate Palmolive and Kimberly Clark were two of the main individual detractors from relative performance, as both struggled with a difficult industry backdrop in relation to volumes and pricing.

  A tough consumer environment also weighed on Home Depot, which cited consumer uncertainty, a weak housing market and a lack of storm related activity as reasons for cutting full-year guidance.

  Alphabet, the parent company of Google, was added to the Russell 1000® Value Index during the period and subsequently outperformed the market. The stock was added to the Portfolio in the third quarter of 2025, after some of the gains had already occurred, which contributed to relative underperformance.

  While AI positively influenced many companies, the effect was not universal. ADP, for example, experienced a decline in sentiment despite continued robust results, amid concerns that AI could replicate some aspects of its services.

  There were also a number of positive performers during the fiscal year. Stock selection in the technology, health care and financials sectors added value.

  Within technology, a number of the Portfolio’s AI-related holdings experienced a surge in demand. Examples include Broadcom, Taiwan Semiconductor Manufacturing Company (‘TSMC’), and KLA Corporation.

  Health care holdings also added value, primarily driven by Gilead Sciences, which reported a series of positive earnings releases.

  The Portfolio’s holdings in Morgan Stanley and Citizens Financial benefited from the elevated interest rate environment. Morgan Stanley’s performance was also boosted by a rebound in investment banking activity.

  During the fiscal year, the Portfolio’s sub-adviser generally maintained sector weights relatively close to the Russell 1000® Value Index as a means of managing risk. All trading reflected a balance between conviction in a stock’s fundamental thesis, its contribution to portfolio risk and its contribution to portfolio yield.

  The views expressed reflect the opinions of Aegon Asset Management UK plc as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Aegon Sustainable Equity Income VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Russell 1000® Value Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,552	$9,436	$9,483
2/29/2016	$9,527	$9,433	$9,481
3/31/2016	$10,095	$10,097	$10,164
4/30/2016	$10,354	$10,159	$10,377
5/31/2016	$10,404	$10,341	$10,539
6/30/2016	$10,478	$10,362	$10,630
7/31/2016	$10,797	$10,774	$10,938
8/31/2016	$10,886	$10,801	$11,023
9/30/2016	$10,713	$10,818	$11,000
10/31/2016	$10,585	$10,584	$10,829
11/30/2016	$11,242	$11,058	$11,448
12/31/2016	$11,491	$11,274	$11,734
1/31/2017	$11,593	$11,486	$11,818
2/28/2017	$12,107	$11,913	$12,242
3/31/2017	$12,021	$11,921	$12,118
4/30/2017	$12,026	$12,047	$12,095
5/31/2017	$12,122	$12,171	$12,083
6/30/2017	$12,362	$12,280	$12,281
7/31/2017	$12,362	$12,512	$12,444
8/31/2017	$12,289	$12,536	$12,299
9/30/2017	$12,779	$13,122	$12,755
10/31/2017	$13,103	$13,521	$13,146
12/31/2017	$13,379	$13,656	$13,337
1/31/2018	$13,864	$14,375	$13,853
2/28/2018	$13,150	$13,846	$13,192
3/31/2018	$12,946	$13,568	$12,960
4/30/2018	$13,066	$13,619	$13,002
5/31/2018	$12,972	$14,004	$13,080
6/30/2018	$13,009	$14,095	$13,112
7/31/2018	$13,551	$14,563	$13,631
8/31/2018	$13,652	$15,074	$13,832
9/30/2018	$13,604	$15,099	$13,860
10/31/2018	$12,837	$13,988	$13,142
11/30/2018	$13,135	$14,268	$13,534
12/31/2018	$11,840	$12,940	$12,235
1/31/2019	$12,821	$14,051	$13,187
2/28/2019	$13,172	$14,545	$13,608
3/31/2019	$13,210	$14,757	$13,695
4/30/2019	$13,471	$15,346	$14,181
5/31/2019	$12,522	$14,353	$13,269
6/30/2019	$13,439	$15,361	$14,221
7/31/2019	$13,620	$15,590	$14,339
8/31/2019	$13,371	$15,272	$13,918
9/30/2019	$13,846	$15,540	$14,414
10/31/2019	$14,047	$15,874	$14,616
11/30/2019	$14,398	$16,478	$15,068
12/31/2019	$14,671	$16,954	$15,482
1/31/2020	$14,125	$16,935	$15,149
2/29/2020	$12,747	$15,549	$13,682
3/31/2020	$10,316	$13,410	$11,344
4/30/2020	$11,180	$15,187	$12,619
5/31/2020	$11,629	$15,999	$13,051
6/30/2020	$11,525	$16,364	$12,965
7/31/2020	$11,850	$17,294	$13,477
8/31/2020	$12,133	$18,546	$14,035
9/30/2020	$11,778	$17,871	$13,690
10/31/2020	$11,654	$17,485	$13,510
11/30/2020	$13,345	$19,613	$15,327
12/31/2020	$13,593	$20,495	$15,915
1/31/2021	$13,585	$20,404	$15,769
2/28/2021	$13,801	$21,042	$16,722
3/31/2021	$14,705	$21,796	$17,706
4/30/2021	$15,083	$22,919	$18,414
5/31/2021	$15,570	$23,024	$18,844
6/30/2021	$15,531	$23,592	$18,628
7/31/2021	$15,879	$23,991	$18,777
8/31/2021	$16,427	$24,675	$19,150
9/30/2021	$15,529	$23,568	$18,483
10/31/2021	$16,467	$25,161	$19,422
11/30/2021	$15,860	$24,778	$18,737
12/31/2021	$16,640	$25,754	$19,919
1/31/2022	$15,860	$24,239	$19,455
2/28/2022	$15,387	$23,628	$19,229
3/31/2022	$15,860	$24,395	$19,772
4/30/2022	$14,875	$22,206	$18,657
5/31/2022	$14,985	$22,176	$19,020
6/30/2022	$13,818	$20,321	$17,358
7/31/2022	$14,536	$22,227	$18,509
8/31/2022	$14,044	$21,397	$17,957
9/30/2022	$12,814	$19,413	$16,383
10/31/2022	$14,086	$21,005	$18,063
11/30/2022	$15,258	$22,102	$19,191
12/31/2022	$14,705	$20,808	$18,418
1/31/2023	$15,316	$22,241	$19,372
2/28/2023	$14,940	$21,721	$18,689
3/31/2023	$14,663	$22,302	$18,603
4/30/2023	$14,588	$22,539	$18,883
5/31/2023	$14,044	$22,627	$18,155
6/30/2023	$14,915	$24,172	$19,361
7/31/2023	$15,174	$25,039	$20,042
8/31/2023	$14,790	$24,555	$19,501
9/30/2023	$14,105	$23,386	$18,748
10/31/2023	$13,874	$22,766	$18,087
11/30/2023	$14,799	$24,888	$19,451
12/31/2023	$15,629	$26,209	$20,529
1/31/2024	$15,851	$26,499	$20,550
2/29/2024	$16,468	$27,933	$21,308
3/31/2024	$17,178	$28,835	$22,373
4/30/2024	$16,468	$27,566	$21,418
5/31/2024	$16,921	$28,868	$22,097
6/30/2024	$16,981	$29,762	$21,889
7/31/2024	$17,734	$30,315	$23,008
8/31/2024	$18,257	$30,975	$23,625
9/30/2024	$18,598	$31,616	$23,953
10/31/2024	$18,353	$31,384	$23,689
11/30/2024	$19,445	$33,471	$25,202
12/31/2024	$18,275	$32,448	$23,478
1/31/2025	$18,904	$33,473	$24,565
2/28/2025	$19,113	$32,831	$24,665
3/31/2025	$18,406	$30,916	$23,980
4/30/2025	$18,030	$30,709	$23,249
5/31/2025	$18,860	$32,655	$24,065
6/30/2025	$19,402	$34,314	$24,888
7/31/2025	$19,288	$35,070	$25,031
8/31/2025	$19,731	$35,881	$25,829
9/30/2025	$20,018	$37,120	$26,215
10/31/2025	$19,866	$37,915	$26,330
11/30/2025	$20,386	$38,019	$27,030
12/31/2025	$20,332	$38,012	$27,213

Average Annual Total Returns

IBPG1	1 Year	5 Years	10 Years
Initial Class	11.26%	8.39%	7.35%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Russell 1000® Value IndexFootnote Reference(b)	15.91%	11.33%	10.53%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$475,086,962
Number of Portfolio Holdings	48
Portfolio Turnover Rate	17%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,171,032

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	23.4%
Information Technology	18.4
Industrials	16.9
Health Care	14.3
Materials	6.5
Communication Services	5.0
Consumer Staples	4.8
Real Estate	3.9
Consumer Discretionary	3.7
Energy	1.3
Utilities	1.2
Repurchase Agreements	0.5
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Aegon Sustainable Equity Income VP

Initial Class

Top Holdings (Percentage of Net Assets)

Cisco Systems, Inc.	4.5%
Alphabet, Inc., Class A	3.9
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.8
Morgan Stanley	3.7
Bank of America Corp.	3.6
Gilead Sciences, Inc.	3.6
CME Group, Inc.	3.3
MetLife, Inc.	3.1
Microsoft Corp.	3.0
Steel Dynamics, Inc.	2.8

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Sustainable Equity Income VP

Initial Class

Annual Shareholder Report

Transamerica Aegon Sustainable Equity Income VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Aegon Sustainable Equity Income VP (the "Portfolio") seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$102	0.97%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 10.99%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Russell 1000® Value Index, returned 15.91% over the same period.

  The Portfolio underperformed the Russell 1000® Value Index, a benchmark of the Portfolio, during the fiscal year ended December 31, 2025.

  Sector allocation added value, but this was more than offset by weak stock selection.

  The Portfolio’s underweight allocations to the energy and consumer discretionary sectors added value, as did the overweight to technology, which benefited from significant investor enthusiasm for artificial intelligence (‘AI’).

  Stock selection in the industrials and consumer sectors was a primary detractor from relative performance and accounted for the bulk of the overall negative selection effect.

  Consumer staples holdings Colgate Palmolive and Kimberly Clark were two of the main individual detractors from relative performance, as both struggled with a difficult industry backdrop in relation to volumes and pricing.

  A tough consumer environment also weighed on Home Depot, which cited consumer uncertainty, a weak housing market and a lack of storm related activity as reasons for cutting full-year guidance.

  Alphabet, the parent company of Google, was added to the Russell 1000® Value Index during the period and subsequently outperformed the market. The stock was added to the Portfolio in the third quarter of 2025, after some of the gains had already occurred, which contributed to relative underperformance.

  While AI positively influenced many companies, the effect was not universal. ADP, for example, experienced a decline in sentiment despite continued robust results, amid concerns that AI could replicate some aspects of its services.

  There were also a number of positive performers during the fiscal year. Stock selection in the technology, health care and financials sectors added value.

  Within technology, a number of the Portfolio’s AI-related holdings experienced a surge in demand. Examples include Broadcom, Taiwan Semiconductor Manufacturing Company (‘TSMC’), and KLA Corporation.

  Health care holdings also added value, primarily driven by Gilead Sciences, which reported a series of positive earnings releases.

  The Portfolio’s holdings in Morgan Stanley and Citizens Financial benefited from the elevated interest rate environment. Morgan Stanley’s performance was also boosted by a rebound in investment banking activity.

  During the fiscal year, the Portfolio’s sub-adviser generally maintained sector weights relatively close to the Russell 1000® Value Index as a means of managing risk. All trading reflected a balance between conviction in a stock’s fundamental thesis, its contribution to portfolio risk and its contribution to portfolio yield.

  The views expressed reflect the opinions of Aegon Asset Management UK plc as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Aegon Sustainable Equity Income VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Russell 1000® Value Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,547	$9,436	$9,483
2/29/2016	$9,517	$9,433	$9,481
3/31/2016	$10,085	$10,097	$10,164
4/30/2016	$10,343	$10,159	$10,377
5/31/2016	$10,388	$10,341	$10,539
6/30/2016	$10,463	$10,362	$10,630
7/31/2016	$10,781	$10,774	$10,938
8/31/2016	$10,865	$10,801	$11,023
9/30/2016	$10,693	$10,818	$11,000
10/31/2016	$10,566	$10,584	$10,829
11/30/2016	$11,215	$11,058	$11,448
12/31/2016	$11,459	$11,274	$11,734
1/31/2017	$11,560	$11,486	$11,818
2/28/2017	$12,073	$11,913	$12,242
3/31/2017	$11,981	$11,921	$12,118
4/30/2017	$11,987	$12,047	$12,095
5/31/2017	$12,073	$12,171	$12,083
6/30/2017	$12,311	$12,280	$12,281
7/31/2017	$12,311	$12,512	$12,444
8/31/2017	$12,238	$12,536	$12,299
9/30/2017	$12,716	$13,122	$12,755
10/31/2017	$13,037	$13,521	$13,146
12/31/2017	$13,307	$13,656	$13,337
1/31/2018	$13,790	$14,375	$13,853
2/28/2018	$13,079	$13,846	$13,192
3/31/2018	$12,871	$13,568	$12,960
4/30/2018	$12,985	$13,619	$13,002
5/31/2018	$12,892	$14,004	$13,080
6/30/2018	$12,928	$14,095	$13,112
7/31/2018	$13,463	$14,563	$13,631
8/31/2018	$13,560	$15,074	$13,832
9/30/2018	$13,507	$15,099	$13,860
10/31/2018	$12,746	$13,988	$13,142
11/30/2018	$13,037	$14,268	$13,534
12/31/2018	$11,752	$12,940	$12,235
1/31/2019	$12,719	$14,051	$13,187
2/28/2019	$13,063	$14,545	$13,608
3/31/2019	$13,100	$14,757	$13,695
4/30/2019	$13,359	$15,346	$14,181
5/31/2019	$12,413	$14,353	$13,269
6/30/2019	$13,317	$15,361	$14,221
7/31/2019	$13,497	$15,590	$14,339
8/31/2019	$13,250	$15,272	$13,918
9/30/2019	$13,719	$15,540	$14,414
10/31/2019	$13,912	$15,874	$14,616
11/30/2019	$14,259	$16,478	$15,068
12/31/2019	$14,522	$16,954	$15,482
1/31/2020	$13,982	$16,935	$15,149
2/29/2020	$12,613	$15,549	$13,682
3/31/2020	$10,202	$13,410	$11,344
4/30/2020	$11,057	$15,187	$12,619
5/31/2020	$11,494	$15,999	$13,051
6/30/2020	$11,392	$16,364	$12,965
7/31/2020	$11,713	$17,294	$13,477
8/31/2020	$11,989	$18,546	$14,035
9/30/2020	$11,632	$17,871	$13,690
10/31/2020	$11,510	$17,485	$13,510
11/30/2020	$13,185	$19,613	$15,327
12/31/2020	$13,421	$20,495	$15,915
1/31/2021	$13,413	$20,404	$15,769
2/28/2021	$13,626	$21,042	$16,722
3/31/2021	$14,509	$21,796	$17,706
4/30/2021	$14,882	$22,919	$18,414
5/31/2021	$15,362	$23,024	$18,844
6/30/2021	$15,316	$23,592	$18,628
7/31/2021	$15,651	$23,991	$18,777
8/31/2021	$16,188	$24,675	$19,150
9/30/2021	$15,304	$23,568	$18,483
10/31/2021	$16,219	$25,161	$19,422
11/30/2021	$15,629	$24,778	$18,737
12/31/2021	$16,389	$25,754	$19,919
1/31/2022	$15,614	$24,239	$19,455
2/28/2022	$15,149	$23,628	$19,229
3/31/2022	$15,606	$24,395	$19,772
4/30/2022	$14,637	$22,206	$18,657
5/31/2022	$14,746	$22,176	$19,020
6/30/2022	$13,590	$20,321	$17,358
7/31/2022	$14,296	$22,227	$18,509
8/31/2022	$13,808	$21,397	$17,957
9/30/2022	$12,594	$19,413	$16,383
10/31/2022	$13,849	$21,005	$18,063
11/30/2022	$14,990	$22,102	$19,191
12/31/2022	$14,448	$20,808	$18,418
1/31/2023	$15,047	$22,241	$19,372
2/28/2023	$14,678	$21,721	$18,689
3/31/2023	$14,399	$22,302	$18,603
4/30/2023	$14,317	$22,539	$18,883
5/31/2023	$13,784	$22,627	$18,155
6/30/2023	$14,637	$24,172	$19,361
7/31/2023	$14,883	$25,039	$20,042
8/31/2023	$14,504	$24,555	$19,501
9/30/2023	$13,835	$23,386	$18,748
10/31/2023	$13,601	$22,766	$18,087
11/30/2023	$14,504	$24,888	$19,451
12/31/2023	$15,316	$26,209	$20,529
1/31/2024	$15,533	$26,499	$20,550
2/29/2024	$16,135	$27,933	$21,308
3/31/2024	$16,821	$28,835	$22,373
4/30/2024	$16,119	$27,566	$21,418
5/31/2024	$16,562	$28,868	$22,097
6/30/2024	$16,621	$29,762	$21,889
7/31/2024	$17,348	$30,315	$23,008
8/31/2024	$17,858	$30,975	$23,625
9/30/2024	$18,190	$31,616	$23,953
10/31/2024	$17,952	$31,384	$23,689
11/30/2024	$19,016	$33,471	$25,202
12/31/2024	$17,858	$32,448	$23,478
1/31/2025	$18,471	$33,473	$24,565
2/28/2025	$18,676	$32,831	$24,665
3/31/2025	$17,986	$30,916	$23,980
4/30/2025	$17,611	$30,709	$23,249
5/31/2025	$18,412	$32,655	$24,065
6/30/2025	$18,940	$34,314	$24,888
7/31/2025	$18,829	$35,070	$25,031
8/31/2025	$19,254	$35,881	$25,829
9/30/2025	$19,533	$37,120	$26,215
10/31/2025	$19,376	$37,915	$26,330
11/30/2025	$19,882	$38,019	$27,030
12/31/2025	$19,821	$38,012	$27,213

Average Annual Total Returns

IBPG2	1 Year	5 Years	10 Years
Service Class	10.99%	8.11%	7.08%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Russell 1000® Value IndexFootnote Reference(b)	15.91%	11.33%	10.53%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$475,086,962
Number of Portfolio Holdings	48
Portfolio Turnover Rate	17%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,171,032

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	23.4%
Information Technology	18.4
Industrials	16.9
Health Care	14.3
Materials	6.5
Communication Services	5.0
Consumer Staples	4.8
Real Estate	3.9
Consumer Discretionary	3.7
Energy	1.3
Utilities	1.2
Repurchase Agreements	0.5
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Aegon Sustainable Equity Income VP

Service Class

Top Holdings (Percentage of Net Assets)

Cisco Systems, Inc.	4.5%
Alphabet, Inc., Class A	3.9
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.8
Morgan Stanley	3.7
Bank of America Corp.	3.6
Gilead Sciences, Inc.	3.6
CME Group, Inc.	3.3
MetLife, Inc.	3.1
Microsoft Corp.	3.0
Steel Dynamics, Inc.	2.8

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon Sustainable Equity Income VP

Service Class

Annual Shareholder Report

Transamerica Aegon U.S. Government Securities VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Aegon U.S. Government Securities VP (the "Portfolio") seeks to provide as high a level of total return as is consistent with prudent investment strategies. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$58	0.56%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 5.85%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 7.58%. The performance benchmark, the Bloomberg US Government Index, returned 6.31% over the same period.

  The largest contributor to benchmark relative performance during the fiscal year ended December 31, 2025 was positioning within U.S. Treasuries, including the allocation to interest rate futures.

  At the sector level, the largest detractor from performance during the fiscal year was the Portfolio’s overweight allocation to agency residential mortgage-backed securities (“agency RMBS”) against the Portfolio’s benchmark, which consists entirely of U.S. Treasury securities.

  At the sector level, the Portfolio’s overweight allocation to investment grade corporate credit, particularly in industrials and financials, contributed to benchmark relative performance during the fiscal year, while the overweight allocation to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) detracted from relative performance. The additional yield and credit spread impacts over the period also contributed to performance during the period.

  During the fiscal year, the sub-adviser adjusted Portfolio allocations and weights in response to developments in the economic environment and evolving views on relative value across sectors. The sub-adviser increased allocations to investment grade corporate credit in consumer cyclicals, technology and basic industry when relative value appeared attractive. Within securitized issues, the sub-adviser reduced exposure to CMBS while adding exposure to agency RMBS and ABS.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Aegon U.S. Government Securities VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Universal Bond Index	Bloomberg US Government Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$10,160	$10,110	$10,208
2/29/2016	$10,228	$10,182	$10,295
3/31/2016	$10,262	$10,307	$10,312
4/30/2016	$10,253	$10,377	$10,302
5/31/2016	$10,253	$10,385	$10,302
6/30/2016	$10,439	$10,568	$10,522
7/31/2016	$10,481	$10,655	$10,564
8/31/2016	$10,438	$10,667	$10,508
9/30/2016	$10,412	$10,669	$10,496
10/31/2016	$10,302	$10,598	$10,385
11/30/2016	$10,039	$10,360	$10,116
12/31/2016	$10,030	$10,391	$10,105
1/31/2017	$10,055	$10,428	$10,128
2/28/2017	$10,106	$10,508	$10,177
3/31/2017	$10,098	$10,505	$10,174
4/30/2017	$10,166	$10,592	$10,243
5/31/2017	$10,242	$10,674	$10,309
6/30/2017	$10,234	$10,664	$10,293
7/31/2017	$10,251	$10,718	$10,310
8/31/2017	$10,354	$10,810	$10,420
9/30/2017	$10,277	$10,785	$10,321
10/31/2017	$10,268	$10,769	$10,306
12/31/2017	$10,296	$10,816	$10,337
1/31/2018	$10,172	$10,712	$10,200
2/28/2018	$10,095	$10,610	$10,125
3/31/2018	$10,162	$10,664	$10,218
4/30/2018	$10,086	$10,593	$10,137
5/31/2018	$10,172	$10,651	$10,226
6/30/2018	$10,162	$10,635	$10,228
7/31/2018	$10,124	$10,657	$10,187
8/31/2018	$10,195	$10,710	$10,264
9/30/2018	$10,106	$10,664	$10,170
10/31/2018	$10,046	$10,575	$10,123
11/30/2018	$10,125	$10,622	$10,211
12/31/2018	$10,323	$10,789	$10,429
1/31/2019	$10,372	$10,937	$10,477
2/28/2019	$10,353	$10,949	$10,450
3/31/2019	$10,550	$11,147	$10,648
4/30/2019	$10,521	$11,163	$10,619
5/31/2019	$10,748	$11,334	$10,866
6/30/2019	$10,847	$11,494	$10,966
7/31/2019	$10,837	$11,528	$10,953
8/31/2019	$11,186	$11,789	$11,322
9/30/2019	$11,105	$11,738	$11,227
10/31/2019	$11,105	$11,776	$11,235
11/30/2019	$11,075	$11,773	$11,202
12/31/2019	$11,004	$11,791	$11,141
1/31/2020	$11,276	$12,003	$11,410
2/29/2020	$11,528	$12,182	$11,709
3/31/2020	$11,720	$11,944	$12,041
4/30/2020	$11,841	$12,184	$12,117
5/31/2020	$11,821	$12,297	$12,088
6/30/2020	$11,891	$12,400	$12,100
7/31/2020	$12,022	$12,618	$12,235
8/31/2020	$11,951	$12,545	$12,104
9/30/2020	$11,961	$12,522	$12,122
10/31/2020	$11,869	$12,478	$12,011
11/30/2020	$11,951	$12,640	$12,052
12/31/2020	$11,992	$12,684	$12,026
1/31/2021	$11,910	$12,604	$11,915
2/28/2021	$11,664	$12,442	$11,704
3/31/2021	$11,551	$12,297	$11,527
4/30/2021	$11,653	$12,400	$11,612
5/31/2021	$11,674	$12,448	$11,652
6/30/2021	$11,736	$12,538	$11,724
7/31/2021	$11,848	$12,664	$11,881
8/31/2021	$11,829	$12,656	$11,860
9/30/2021	$11,717	$12,548	$11,734
10/31/2021	$11,705	$12,538	$11,725
11/30/2021	$11,762	$12,553	$11,812
12/31/2021	$11,705	$12,544	$11,752
1/31/2022	$11,480	$12,269	$11,532
2/28/2022	$11,356	$12,102	$11,456
3/31/2022	$11,040	$11,777	$11,102
4/30/2022	$10,702	$11,338	$10,763
5/31/2022	$10,702	$11,400	$10,784
6/30/2022	$10,600	$11,173	$10,690
7/31/2022	$10,769	$11,453	$10,859
8/31/2022	$10,500	$11,156	$10,592
9/30/2022	$10,112	$10,675	$10,230
10/31/2022	$9,953	$10,558	$10,090
11/30/2022	$10,203	$10,952	$10,357
12/31/2022	$10,181	$10,914	$10,304
1/31/2023	$10,420	$11,253	$10,560
2/28/2023	$10,192	$10,976	$10,315
3/31/2023	$10,454	$11,234	$10,611
4/30/2023	$10,511	$11,303	$10,668
5/31/2023	$10,397	$11,185	$10,546
6/30/2023	$10,329	$11,168	$10,468
7/31/2023	$10,283	$11,179	$10,432
8/31/2023	$10,239	$11,112	$10,380
9/30/2023	$10,019	$10,847	$10,155
10/31/2023	$9,914	$10,684	$10,035
11/30/2023	$10,228	$11,165	$10,380
12/31/2023	$10,588	$11,588	$10,725
1/31/2024	$10,564	$11,560	$10,696
2/29/2024	$10,425	$11,422	$10,558
3/31/2024	$10,495	$11,534	$10,625
4/30/2024	$10,251	$11,264	$10,381
5/31/2024	$10,390	$11,451	$10,531
6/30/2024	$10,518	$11,556	$10,637
7/31/2024	$10,692	$11,818	$10,868
8/31/2024	$10,851	$11,992	$11,006
9/30/2024	$10,972	$12,157	$11,138
10/31/2024	$10,707	$11,881	$10,875
11/30/2024	$10,791	$12,006	$10,959
12/31/2024	$10,622	$11,824	$10,792
1/31/2025	$10,659	$11,896	$10,848
2/28/2025	$10,887	$12,142	$11,081
3/31/2025	$10,899	$12,139	$11,106
4/30/2025	$10,960	$12,182	$11,177
5/31/2025	$10,839	$12,120	$11,063
6/30/2025	$10,984	$12,309	$11,201
7/31/2025	$10,948	$12,291	$11,157
8/31/2025	$11,068	$12,439	$11,275
9/30/2025	$11,169	$12,571	$11,370
10/31/2025	$11,231	$12,654	$11,440
11/30/2025	$11,294	$12,730	$11,511
12/31/2025	$11,244	$12,721	$11,473

Average Annual Total Returns

IBDH1	1 Year	5 Years	10 Years
Initial Class	5.85%	(1.28)%	1.18%
Bloomberg US Universal Bond IndexFootnote Reference(a)	7.58%	0.06%	2.44%
Bloomberg US Government IndexFootnote Reference(b)	6.31%	(0.94)%	1.38%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Government Index is comprised of U.S. Treasuries and U.S. agency debentures. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$183,065,084
Number of Portfolio Holdings	115
Portfolio Turnover Rate	78%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,024,226
Average MaturityFootnote Reference§	8.28 years
DurationFootnote Reference†	5.44 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon U.S. Government Securities VP

Initial Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	89.9%
AAA	1.2
AA	0.3
A	2.5
BBB	1.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	49.4%
U.S. Government Agency Obligations	40.5
Repurchase Agreements	10.5
Other Investment Company	7.9
Corporate Debt Securities	4.3
Asset-Backed Securities	1.2
Mortgage-Backed Securities	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(13.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Federal Farm Credit Banks Funding Corp., 2.04%, 09/24/2029	5.2%
Uniform Mortgage-Backed Security, TBA, 3.50%, 01/01/2040	4.0
Federal National Mortgage Association, 0.88%, 08/05/2030	4.0
Tennessee Valley Authority, 5.25%, 02/01/2055	3.2
Tennessee Valley Authority, 4.88%, 01/15/2048	3.2
Federal Home Loan Banks, 4.75%, 12/10/2032	2.9
Federal Farm Credit Banks Funding Corp., 4.25%, 02/24/2028	2.8
Tennessee Valley Authority, 4.38%, 08/01/2034	2.8
Uniform Mortgage-Backed Security, TBA, 4.00%, 01/01/2040	2.7
Resolution Funding Corp., Principal Only STRIPS, 04/15/2030	2.3

Transamerica Aegon U.S. Government Securities VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon U.S. Government Securities VP

Initial Class

Annual Shareholder Report

Transamerica Aegon U.S. Government Securities VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Aegon U.S. Government Securities VP (the "Portfolio") seeks to provide as high a level of total return as is consistent with prudent investment strategies. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$83	0.81%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 5.56%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 7.58%. The performance benchmark, the Bloomberg US Government Index, returned 6.31% over the same period.

  The largest contributor to benchmark relative performance during the fiscal year ended December 31, 2025 was positioning within U.S. Treasuries, including the allocation to interest rate futures.

  At the sector level, the largest detractor from performance during the fiscal year was the Portfolio’s overweight allocation to agency residential mortgage-backed securities (“agency RMBS”) against the Portfolio’s benchmark, which consists entirely of U.S. Treasury securities.

  At the sector level, the Portfolio’s overweight allocation to investment grade corporate credit, particularly in industrials and financials, contributed to benchmark relative performance during the fiscal year, while the overweight allocation to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) detracted from relative performance. The additional yield and credit spread impacts over the period also contributed to performance during the period.

  During the fiscal year, the sub-adviser adjusted Portfolio allocations and weights in response to developments in the economic environment and evolving views on relative value across sectors. The sub-adviser increased allocations to investment grade corporate credit in consumer cyclicals, technology and basic industry when relative value appeared attractive. Within securitized issues, the sub-adviser reduced exposure to CMBS while adding exposure to agency RMBS and ABS.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Aegon U.S. Government Securities VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Universal Bond Index	Bloomberg US Government Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$10,165	$10,110	$10,208
2/29/2016	$10,222	$10,182	$10,295
3/31/2016	$10,255	$10,307	$10,312
4/30/2016	$10,239	$10,377	$10,302
5/31/2016	$10,239	$10,385	$10,302
6/30/2016	$10,428	$10,568	$10,522
7/31/2016	$10,470	$10,655	$10,564
8/31/2016	$10,420	$10,667	$10,508
9/30/2016	$10,395	$10,669	$10,496
10/31/2016	$10,279	$10,598	$10,385
11/30/2016	$10,022	$10,360	$10,116
12/31/2016	$10,014	$10,391	$10,105
1/31/2017	$10,031	$10,428	$10,128
2/28/2017	$10,080	$10,508	$10,177
3/31/2017	$10,080	$10,505	$10,174
4/30/2017	$10,146	$10,592	$10,243
5/31/2017	$10,213	$10,674	$10,309
6/30/2017	$10,196	$10,664	$10,293
7/31/2017	$10,221	$10,718	$10,310
8/31/2017	$10,324	$10,810	$10,420
9/30/2017	$10,241	$10,785	$10,321
10/31/2017	$10,223	$10,769	$10,306
12/31/2017	$10,250	$10,816	$10,337
1/31/2018	$10,130	$10,712	$10,200
2/28/2018	$10,047	$10,610	$10,125
3/31/2018	$10,121	$10,664	$10,218
4/30/2018	$10,037	$10,593	$10,137
5/31/2018	$10,121	$10,651	$10,226
6/30/2018	$10,111	$10,635	$10,228
7/31/2018	$10,065	$10,657	$10,187
8/31/2018	$10,138	$10,710	$10,264
9/30/2018	$10,052	$10,664	$10,170
10/31/2018	$9,986	$10,575	$10,123
11/30/2018	$10,062	$10,622	$10,211
12/31/2018	$10,252	$10,789	$10,429
1/31/2019	$10,309	$10,937	$10,477
2/28/2019	$10,280	$10,949	$10,450
3/31/2019	$10,470	$11,147	$10,648
4/30/2019	$10,442	$11,163	$10,619
5/31/2019	$10,670	$11,334	$10,866
6/30/2019	$10,755	$11,494	$10,966
7/31/2019	$10,755	$11,528	$10,953
8/31/2019	$11,096	$11,789	$11,322
9/30/2019	$11,009	$11,738	$11,227
10/31/2019	$10,999	$11,776	$11,235
11/30/2019	$10,970	$11,773	$11,202
12/31/2019	$10,903	$11,791	$11,141
1/31/2020	$11,173	$12,003	$11,410
2/29/2020	$11,415	$12,182	$11,709
3/31/2020	$11,608	$11,944	$12,041
4/30/2020	$11,724	$12,184	$12,117
5/31/2020	$11,705	$12,297	$12,088
6/30/2020	$11,772	$12,400	$12,100
7/31/2020	$11,898	$12,618	$12,235
8/31/2020	$11,827	$12,545	$12,104
9/30/2020	$11,827	$12,522	$12,122
10/31/2020	$11,739	$12,478	$12,011
11/30/2020	$11,818	$12,640	$12,052
12/31/2020	$11,847	$12,684	$12,026
1/31/2021	$11,768	$12,604	$11,915
2/28/2021	$11,523	$12,442	$11,704
3/31/2021	$11,415	$12,297	$11,527
4/30/2021	$11,503	$12,400	$11,612
5/31/2021	$11,533	$12,448	$11,652
6/30/2021	$11,582	$12,538	$11,724
7/31/2021	$11,690	$12,664	$11,881
8/31/2021	$11,675	$12,656	$11,860
9/30/2021	$11,558	$12,548	$11,734
10/31/2021	$11,536	$12,538	$11,725
11/30/2021	$11,600	$12,553	$11,812
12/31/2021	$11,547	$12,544	$11,752
1/31/2022	$11,322	$12,269	$11,532
2/28/2022	$11,193	$12,102	$11,456
3/31/2022	$10,872	$11,777	$11,102
4/30/2022	$10,540	$11,338	$10,763
5/31/2022	$10,540	$11,400	$10,784
6/30/2022	$10,433	$11,173	$10,690
7/31/2022	$10,604	$11,453	$10,859
8/31/2022	$10,336	$11,156	$10,592
9/30/2022	$9,958	$10,675	$10,230
10/31/2022	$9,796	$10,558	$10,090
11/30/2022	$10,044	$10,952	$10,357
12/31/2022	$10,012	$10,914	$10,304
1/31/2023	$10,238	$11,253	$10,560
2/28/2023	$10,022	$10,976	$10,315
3/31/2023	$10,282	$11,234	$10,611
4/30/2023	$10,325	$11,303	$10,668
5/31/2023	$10,217	$11,185	$10,546
6/30/2023	$10,152	$11,168	$10,468
7/31/2023	$10,109	$11,179	$10,432
8/31/2023	$10,052	$11,112	$10,380
9/30/2023	$9,833	$10,847	$10,155
10/31/2023	$9,723	$10,684	$10,035
11/30/2023	$10,041	$11,165	$10,380
12/31/2023	$10,381	$11,588	$10,725
1/31/2024	$10,359	$11,560	$10,696
2/29/2024	$10,216	$11,422	$10,558
3/31/2024	$10,293	$11,534	$10,625
4/30/2024	$10,052	$11,264	$10,381
5/31/2024	$10,183	$11,451	$10,531
6/30/2024	$10,304	$11,556	$10,637
7/31/2024	$10,468	$11,818	$10,868
8/31/2024	$10,635	$11,992	$11,006
9/30/2024	$10,737	$12,157	$11,138
10/31/2024	$10,488	$11,881	$10,875
11/30/2024	$10,567	$12,006	$10,959
12/31/2024	$10,397	$11,824	$10,792
1/31/2025	$10,431	$11,896	$10,848
2/28/2025	$10,646	$12,142	$11,081
3/31/2025	$10,658	$12,139	$11,106
4/30/2025	$10,714	$12,182	$11,177
5/31/2025	$10,601	$12,120	$11,063
6/30/2025	$10,737	$12,309	$11,201
7/31/2025	$10,703	$12,291	$11,157
8/31/2025	$10,824	$12,439	$11,275
9/30/2025	$10,906	$12,571	$11,370
10/31/2025	$10,964	$12,654	$11,440
11/30/2025	$11,023	$12,730	$11,511
12/31/2025	$10,976	$12,721	$11,473

Average Annual Total Returns

IBDH2	1 Year	5 Years	10 Years
Service Class	5.56%	(1.52)%	0.94%
Bloomberg US Universal Bond IndexFootnote Reference(a)	7.58%	0.06%	2.44%
Bloomberg US Government IndexFootnote Reference(b)	6.31%	(0.94)%	1.38%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Government Index is comprised of U.S. Treasuries and U.S. agency debentures. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$183,065,084
Number of Portfolio Holdings	115
Portfolio Turnover Rate	78%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,024,226
Average MaturityFootnote Reference§	8.28 years
DurationFootnote Reference†	5.44 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Aegon U.S. Government Securities VP

Service Class

What did the Portfolio invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	89.9%
AAA	1.2
AA	0.3
A	2.5
BBB	1.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	49.4%
U.S. Government Agency Obligations	40.5
Repurchase Agreements	10.5
Other Investment Company	7.9
Corporate Debt Securities	4.3
Asset-Backed Securities	1.2
Mortgage-Backed Securities	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(13.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Federal Farm Credit Banks Funding Corp., 2.04%, 09/24/2029	5.2%
Uniform Mortgage-Backed Security, TBA, 3.50%, 01/01/2040	4.0
Federal National Mortgage Association, 0.88%, 08/05/2030	4.0
Tennessee Valley Authority, 5.25%, 02/01/2055	3.2
Tennessee Valley Authority, 4.88%, 01/15/2048	3.2
Federal Home Loan Banks, 4.75%, 12/10/2032	2.9
Federal Farm Credit Banks Funding Corp., 4.25%, 02/24/2028	2.8
Tennessee Valley Authority, 4.38%, 08/01/2034	2.8
Uniform Mortgage-Backed Security, TBA, 4.00%, 01/01/2040	2.7
Resolution Funding Corp., Principal Only STRIPS, 04/15/2030	2.3

Transamerica Aegon U.S. Government Securities VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Aegon U.S. Government Securities VP

Service Class

Annual Shareholder Report

Transamerica American Funds Managed Risk VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica American Funds Managed Risk VP (the "Portfolio") seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$86	0.81%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 11.48%. For the same period, the Portfolio’s broad-based benchmark, the S&P 500® Index, returned 17.88%. The performance benchmark, the Transamerica American Funds Managed Risk VP Blended Benchmark, returned 13.70% over the same period.

  The fiscal year ended December 31, 2025 delivered broadly positive returns across major asset classes, driven by investor risk appetite, monetary policy easing, and growth in technology-related sectors, although markets also experienced bouts of volatility.

  The Portfolio normally invests at least 80% of its net assets in the American Funds Insurance Series Asset Allocation FundSM (the “Underlying Fund”), which targets a 60/40 split between equities and bonds, with a primary focus on U.S. assets.

  Additionally, the Portfolio employs the Milliman Managed Risk Strategy (“MMRS”), a dynamic derivative strategy that seeks to manage the Portfolio’s return volatility.

  For the fiscal year ended December 31, 2025, the Portfolio underperformed its blended benchmark. Performance of the Underlying Fund was the largest contributor, while the futures overlay was the largest detractor.

  The futures overlay employed by the MMRS, while seeking to manage return volatility and mitigate losses, may also limit participation in rising markets. The Portfolio’s use of derivative instruments to manage the Portfolio’s overall risk exposure increased during periods of increased market volatility during the fiscal year, most notably in the second quarter. In the sub-adviser’s view, the MMRS was successful in stabilizing the Portfolio’s return volatility to the target volatility level during the fiscal year, while the Portfolio participated in a majority of the Underlying Fund’s positive return in 2025.

  The views expressed reflect the opinions of Milliman Financial Risk Management LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica American Funds Managed Risk VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index	Transamerica American Funds Managed Risk VP Blended Benchmark
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,751	$9,504	$9,757
2/29/2016	$9,740	$9,491	$9,777
3/31/2016	$10,042	$10,135	$10,211
4/30/2016	$10,104	$10,174	$10,250
5/31/2016	$10,208	$10,357	$10,362
6/30/2016	$10,260	$10,384	$10,452
7/31/2016	$10,447	$10,766	$10,710
8/31/2016	$10,453	$10,782	$10,714
9/30/2016	$10,484	$10,784	$10,713
10/31/2016	$10,380	$10,587	$10,563
11/30/2016	$10,557	$10,979	$10,698
12/31/2016	$10,641	$11,196	$10,831
1/31/2017	$10,840	$11,408	$10,962
2/28/2017	$11,101	$11,861	$11,253
3/31/2017	$11,174	$11,875	$11,258
4/30/2017	$11,268	$11,997	$11,363
5/31/2017	$11,394	$12,166	$11,494
6/30/2017	$11,425	$12,242	$11,532
7/31/2017	$11,665	$12,494	$11,694
8/31/2017	$11,745	$12,532	$11,757
9/30/2017	$12,050	$13,089	$12,050
10/31/2017	$12,092	$13,490	$12,265
12/31/2017	$12,197	$13,640	$12,370
1/31/2018	$12,608	$14,421	$12,738
2/28/2018	$12,155	$13,890	$12,408
3/31/2018	$11,955	$13,537	$12,250
4/30/2018	$11,955	$13,589	$12,242
5/31/2018	$12,081	$13,916	$12,454
6/30/2018	$12,113	$14,002	$12,494
7/31/2018	$12,376	$14,523	$12,774
8/31/2018	$12,441	$14,996	$13,056
9/30/2018	$12,452	$15,081	$13,067
10/31/2018	$11,838	$14,050	$12,490
11/30/2018	$11,936	$14,337	$12,673
12/31/2018	$11,487	$13,042	$12,079
1/31/2019	$11,904	$14,087	$12,711
2/28/2019	$12,167	$14,540	$12,953
3/31/2019	$12,331	$14,822	$13,204
4/30/2019	$12,605	$15,422	$13,526
5/31/2019	$12,112	$14,442	$13,106
6/30/2019	$12,583	$15,460	$13,726
7/31/2019	$12,704	$15,682	$13,857
8/31/2019	$12,669	$15,434	$13,869
9/30/2019	$12,749	$15,723	$13,995
10/31/2019	$12,964	$16,063	$14,194
11/30/2019	$13,237	$16,646	$14,500
12/31/2019	$13,533	$17,149	$14,758
1/31/2020	$13,498	$17,142	$14,869
2/29/2020	$12,930	$15,731	$14,241
3/31/2020	$12,146	$13,788	$13,152
4/30/2020	$12,578	$15,555	$14,257
5/31/2020	$12,817	$16,296	$14,691
6/30/2020	$12,839	$16,620	$14,904
7/31/2020	$13,089	$17,558	$15,497
8/31/2020	$13,378	$18,820	$16,115
9/30/2020	$13,141	$18,105	$15,744
10/31/2020	$12,904	$17,623	$15,465
11/30/2020	$13,663	$19,552	$16,541
12/31/2020	$14,113	$20,304	$16,932
1/31/2021	$13,995	$20,099	$16,781
2/28/2021	$14,267	$20,653	$16,962
3/31/2021	$14,576	$21,558	$17,323
4/30/2021	$15,062	$22,708	$17,932
5/31/2021	$15,252	$22,867	$18,031
6/30/2021	$15,335	$23,401	$18,334
7/31/2021	$15,430	$23,956	$18,677
8/31/2021	$15,672	$24,685	$19,004
9/30/2021	$15,122	$23,537	$18,408
10/31/2021	$15,744	$25,186	$19,179
11/30/2021	$15,445	$25,011	$19,122
12/31/2021	$15,959	$26,132	$19,617
1/31/2022	$15,253	$24,780	$18,839
2/28/2022	$15,086	$24,038	$18,416
3/31/2022	$15,014	$24,931	$18,622
4/30/2022	$14,404	$22,757	$17,365
5/31/2022	$14,547	$22,798	$17,429
6/30/2022	$13,949	$20,916	$16,456
7/31/2022	$14,188	$22,845	$17,528
8/31/2022	$13,953	$21,913	$16,901
9/30/2022	$13,391	$19,895	$15,675
10/31/2022	$13,806	$21,506	$16,355
11/30/2022	$14,343	$22,708	$17,144
12/31/2022	$14,136	$21,399	$16,520
1/31/2023	$14,527	$22,744	$17,346
2/28/2023	$14,112	$22,189	$16,913
3/31/2023	$14,197	$23,004	$17,457
4/30/2023	$14,380	$23,363	$17,663
5/31/2023	$14,258	$23,464	$17,632
6/30/2023	$14,783	$25,015	$18,306
7/31/2023	$15,039	$25,818	$18,654
8/31/2023	$14,864	$25,407	$18,428
9/30/2023	$14,356	$24,196	$17,714
10/31/2023	$14,080	$23,687	$17,378
11/30/2023	$14,878	$25,850	$18,645
12/31/2023	$15,604	$27,025	$19,439
1/31/2024	$15,735	$27,479	$19,614
2/29/2024	$16,185	$28,946	$20,131
3/31/2024	$16,649	$29,878	$20,594
4/30/2024	$16,069	$28,657	$19,882
5/31/2024	$16,548	$30,078	$20,608
6/30/2024	$16,969	$31,157	$21,130
7/31/2024	$17,273	$31,537	$21,481
8/31/2024	$17,442	$32,302	$21,917
9/30/2024	$17,666	$32,992	$22,316
10/31/2024	$17,606	$32,692	$21,973
11/30/2024	$18,130	$34,611	$22,840
12/31/2024	$17,846	$33,786	$22,363
1/31/2025	$18,295	$34,727	$22,785
2/28/2025	$18,235	$34,274	$22,807
3/31/2025	$17,681	$32,343	$22,039
4/30/2025	$17,412	$32,124	$21,984
5/31/2025	$17,921	$34,146	$22,751
6/30/2025	$18,654	$35,882	$23,586
7/31/2025	$18,729	$36,687	$23,878
8/31/2025	$19,008	$37,431	$24,283
9/30/2025	$19,508	$38,797	$24,921
10/31/2025	$19,572	$39,706	$25,333
11/30/2025	$19,798	$39,803	$25,433
12/31/2025	$19,895	$39,827	$25,428

Average Annual Total Returns

I4C42	1 Year	5 Years	10 Years
Service Class	11.48%	7.11%	7.12%
S&P 500®IndexFootnote Reference(a)	17.88%	14.42%	14.82%
Transamerica American Funds Managed Risk VP Blended BenchmarkFootnote Reference(b)	13.70%	8.47%	9.78%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica American Funds Managed Risk VP Blended Benchmark consists of 60% S&P 500® Index, and 40% Bloomberg US Aggregate Bond Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$806,840,210
Number of Portfolio Holdings	2
Portfolio Turnover Rate	4%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,407,343

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Investment Companies	96.9%
Repurchase Agreements	1.8
Net Other Assets (Liabilities)Footnote Reference^	1.3
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica American Funds Managed Risk VP

Service Class

Top Holdings (Percentage of Net Assets)

American Funds Insurance Series - Asset Allocation Fund	96.9%

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica American Funds Managed Risk VP

Service Class

Annual Shareholder Report

Transamerica BlackRock Government Money Market VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock Government Money Market VP (the "Portfolio") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$30	0.29%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

Key Portfolio Statistics

Total Net Assets	$675,186,776
Number of Portfolio Holdings	146
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,719,935
Average MaturityFootnote Reference§	0.31 years
DurationFootnote Reference†	0.11 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica BlackRock Government Money Market VP

Initial Class

What did the Portfolio invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Bills, 4.11%, 02/12/2026	2.4%
U.S. Treasury Floating Rate Notes, 3.70%, 01/31/2027	2.3
U.S. Treasury Bills, 3.75%, 06/04/2026	2.1
U.S. Treasury Floating Rate Notes, 3.81%, 10/31/2026	1.9
U.S. Treasury Bills, 3.76%, 04/30/2026	1.9
U.S. Treasury Bills, 3.85%, 09/03/2026	1.9
U.S. Treasury Floating Rate Notes, 3.79%, 10/31/2027	1.8
U.S. Treasury Bills, 3.60%, 06/25/2026	1.7
U.S. Treasury Floating Rate Notes, 3.75%, 04/30/2026	1.6
U.S. Treasury Bills, 3.89%, 02/03/2026	1.6

Asset Allocations (Percentage of Net Assets)

Repurchase Agreements	37.0%
Short-Term U.S. Government Obligations	35.1
U.S. Government Obligations	11.4
Short-Term U.S. Government Agency Obligations	8.8
U.S. Government Agency Obligations	7.8
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolio. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolio money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Government Money Market VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock Government Money Market VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock Government Money Market VP (the "Portfolio") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$55	0.54%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

Key Portfolio Statistics

Total Net Assets	$675,186,776
Number of Portfolio Holdings	146
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,719,935
Average MaturityFootnote Reference§	0.31 years
DurationFootnote Reference†	0.11 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica BlackRock Government Money Market VP

Service Class

What did the Portfolio invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Bills, 4.11%, 02/12/2026	2.4%
U.S. Treasury Floating Rate Notes, 3.70%, 01/31/2027	2.3
U.S. Treasury Bills, 3.75%, 06/04/2026	2.1
U.S. Treasury Floating Rate Notes, 3.81%, 10/31/2026	1.9
U.S. Treasury Bills, 3.76%, 04/30/2026	1.9
U.S. Treasury Bills, 3.85%, 09/03/2026	1.9
U.S. Treasury Floating Rate Notes, 3.79%, 10/31/2027	1.8
U.S. Treasury Bills, 3.60%, 06/25/2026	1.7
U.S. Treasury Floating Rate Notes, 3.75%, 04/30/2026	1.6
U.S. Treasury Bills, 3.89%, 02/03/2026	1.6

Asset Allocations (Percentage of Net Assets)

Repurchase Agreements	37.0%
Short-Term U.S. Government Obligations	35.1
U.S. Government Obligations	11.4
Short-Term U.S. Government Agency Obligations	8.8
U.S. Government Agency Obligations	7.8
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolio. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolio money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Government Money Market VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$53	0.51%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 9.02%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%. The performance benchmark, the Russell 3000® Index, returned 17.15% over the same period.

  Active asset allocation and volatility control strategies both detracted from performance during the fiscal year ended December 31, 2025, with the majority of the underperformance driven by allocations away from riskier asset classes, including equities, in an effort to attempt to reduce volatility within the Portfolio in accordance with the sub-adviser’s volatility control framework, during the March – June 2025 period. Equity markets rebounded rapidly following the tariff-related volatility in early April 2025.

  The Portfolio continued to allocate away from riskier asset classes for most of the second quarter given the sub-adviser’s view that trade-related volatility would continue; however, this positioning detracted from performance as a result of the sharp rebound in equities, which continued through most of the summer.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. An underweight to U.S. equities detracted from performance. The sub-adviser viewed pricing in U.S. equities to be stretched after the three-year rally, and preferred to hold equity exposure in other markets where a positive growth impulse and supportive fiscal policies were not yet fully priced.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index	Russell 3000® Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,921	$10,138	$9,436
2/29/2016	$9,971	$10,210	$9,433
3/31/2016	$10,187	$10,303	$10,097
4/30/2016	$10,216	$10,343	$10,159
5/31/2016	$10,236	$10,345	$10,341
6/30/2016	$10,334	$10,531	$10,362
7/31/2016	$10,491	$10,598	$10,774
8/31/2016	$10,467	$10,586	$10,801
9/30/2016	$10,477	$10,580	$10,818
10/31/2016	$10,307	$10,499	$10,584
11/30/2016	$10,208	$10,250	$11,058
12/31/2016	$10,287	$10,265	$11,274
1/31/2017	$10,417	$10,285	$11,486
2/28/2017	$10,606	$10,354	$11,913
3/31/2017	$10,646	$10,349	$11,921
4/30/2017	$10,756	$10,428	$12,047
5/31/2017	$10,886	$10,509	$12,171
6/30/2017	$10,915	$10,498	$12,280
7/31/2017	$11,055	$10,543	$12,512
8/31/2017	$11,117	$10,638	$12,536
9/30/2017	$11,188	$10,587	$12,842
10/31/2017	$11,300	$10,593	$13,122
11/30/2017	$11,422	$10,580	$13,521
12/31/2017	$11,513	$10,628	$13,656
1/31/2018	$11,737	$10,506	$14,375
2/28/2018	$11,401	$10,406	$13,846
3/31/2018	$11,371	$10,473	$13,568
4/30/2018	$11,300	$10,395	$13,619
5/31/2018	$11,381	$10,469	$14,004
6/30/2018	$11,351	$10,456	$14,095
7/31/2018	$11,473	$10,459	$14,563
8/31/2018	$11,597	$10,526	$15,074
9/30/2018	$11,586	$10,458	$15,099
10/31/2018	$11,182	$10,376	$13,988
11/30/2018	$11,276	$10,438	$14,268
12/31/2018	$11,213	$10,629	$12,940
1/31/2019	$11,493	$10,742	$14,051
2/28/2019	$11,576	$10,736	$14,545
3/31/2019	$11,752	$10,942	$14,757
4/30/2019	$11,877	$10,945	$15,346
5/31/2019	$11,732	$11,139	$14,353
6/30/2019	$12,022	$11,279	$15,361
7/31/2019	$12,053	$11,304	$15,590
8/31/2019	$12,086	$11,597	$15,272
9/30/2019	$12,075	$11,535	$15,540
10/31/2019	$12,166	$11,570	$15,874
11/30/2019	$12,327	$11,564	$16,478
12/31/2019	$12,499	$11,556	$16,954
1/31/2020	$12,580	$11,778	$16,935
2/29/2020	$12,212	$11,990	$15,549
3/31/2020	$11,558	$11,920	$13,410
4/30/2020	$12,052	$12,132	$15,187
5/31/2020	$12,247	$12,188	$15,999
6/30/2020	$12,396	$12,265	$16,364
7/31/2020	$12,694	$12,448	$17,294
8/31/2020	$12,921	$12,348	$18,546
9/30/2020	$12,754	$12,341	$17,871
10/31/2020	$12,599	$12,286	$17,485
11/30/2020	$13,123	$12,406	$19,613
12/31/2020	$13,373	$12,423	$20,495
1/31/2021	$13,302	$12,334	$20,404
2/28/2021	$13,290	$12,156	$21,042
3/31/2021	$13,290	$12,005	$21,796
4/30/2021	$13,600	$12,099	$22,919
5/31/2021	$13,671	$12,139	$23,024
6/30/2021	$13,838	$12,224	$23,592
7/31/2021	$13,993	$12,361	$23,991
8/31/2021	$14,148	$12,337	$24,675
9/30/2021	$13,768	$12,230	$23,568
10/31/2021	$14,099	$12,227	$25,161
11/30/2021	$13,964	$12,263	$24,778
12/31/2021	$14,173	$12,232	$25,754
1/31/2022	$13,694	$11,968	$24,239
2/28/2022	$13,474	$11,835	$23,628
3/31/2022	$13,253	$11,506	$24,395
4/30/2022	$12,616	$11,069	$22,206
5/31/2022	$12,677	$11,141	$22,176
6/30/2022	$12,235	$10,966	$20,321
7/31/2022	$12,616	$11,234	$22,227
8/31/2022	$12,254	$10,917	$21,397
9/30/2022	$11,705	$10,445	$19,413
10/31/2022	$11,792	$10,310	$21,005
11/30/2022	$12,240	$10,689	$22,102
12/31/2022	$12,038	$10,641	$20,808
1/31/2023	$12,486	$10,968	$22,241
2/28/2023	$12,182	$10,684	$21,721
3/31/2023	$12,529	$10,956	$22,302
4/30/2023	$12,645	$11,022	$22,539
5/31/2023	$12,500	$10,902	$22,627
6/30/2023	$12,760	$10,863	$24,172
7/31/2023	$12,905	$10,856	$25,039
8/31/2023	$12,722	$10,786	$24,555
9/30/2023	$12,310	$10,512	$23,386
10/31/2023	$12,060	$10,346	$22,766
11/30/2023	$12,737	$10,815	$24,888
12/31/2023	$13,266	$11,229	$26,209
1/31/2024	$13,266	$11,198	$26,499
2/29/2024	$13,384	$11,040	$27,933
3/31/2024	$13,634	$11,142	$28,835
4/30/2024	$13,207	$10,860	$27,566
5/31/2024	$13,605	$11,044	$28,868
6/30/2024	$13,752	$11,149	$29,762
7/31/2024	$14,075	$11,409	$30,315
8/31/2024	$14,307	$11,573	$30,975
9/30/2024	$14,503	$11,728	$31,616
10/31/2024	$14,156	$11,437	$31,384
11/30/2024	$14,473	$11,558	$33,471
12/31/2024	$14,156	$11,369	$32,448
1/31/2025	$14,367	$11,430	$33,473
2/28/2025	$14,518	$11,681	$32,831
3/31/2025	$14,307	$11,685	$30,916
4/30/2025	$14,111	$11,731	$30,709
5/31/2025	$14,262	$11,647	$32,655
6/30/2025	$14,594	$11,826	$34,314
7/31/2025	$14,609	$11,795	$35,070
8/31/2025	$14,905	$11,936	$35,881
9/30/2025	$15,169	$12,067	$37,120
10/31/2025	$15,340	$12,142	$37,915
11/30/2025	$15,402	$12,217	$38,019
12/31/2025	$15,433	$12,199	$38,012

Average Annual Total Returns

I3CB1	1 Year	5 Years	10 Years
Initial Class	9.02%	2.91%	4.43%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Russell 3000®IndexFootnote Reference(b)	17.15%	13.15%	14.29%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$188,932,894
Number of Portfolio Holdings	11
Portfolio Turnover Rate	91%
Total Advisory Fees Paid (net of waivers and reimbursements)	$871,364

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	57.6%
U.S. Equity Funds	24.0
International Equity Funds	14.3
Repurchase Agreements	4.2
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	33.1%
iShares Core S&P 500 ETF	19.9
iShares 0-1 Year Treasury Bond ETF	11.4
iShares MSCI EAFE ETF	10.1
iShares 7-10 Year Treasury Bond ETF	6.2
iShares iBoxx $ Investment Grade Corporate Bond ETF	4.7
iShares Russell 2000 ETF	4.1
iShares MSCI Japan ETF	2.9
iShares U.S. Treasury Bond ETF	2.2
iShares Core MSCI EAFE ETF	1.3

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$79	0.76%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 8.65%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%. The performance benchmark, the Russell 3000® Index, returned 17.15% over the same period.

  Active asset allocation and volatility control strategies both detracted from performance during the fiscal year ended December 31, 2025, with the majority of the underperformance driven by allocations away from riskier asset classes, including equities, in an effort to attempt to reduce volatility within the Portfolio in accordance with the sub-adviser’s volatility control framework, during the March – June 2025 period. Equity markets rebounded rapidly following the tariff-related volatility in early April 2025.

  The Portfolio continued to allocate away from riskier asset classes for most of the second quarter given the sub-adviser’s view that trade-related volatility would continue; however, this positioning detracted from performance as a result of the sharp rebound in equities, which continued through most of the summer.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. An underweight to U.S. equities detracted from performance. The sub-adviser viewed pricing in U.S. equities to be stretched after the three-year rally, and preferred to hold equity exposure in other markets where a positive growth impulse and supportive fiscal policies were not yet fully priced.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index	Russell 3000® Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,921	$10,138	$9,436
2/29/2016	$9,970	$10,210	$9,433
3/31/2016	$10,188	$10,303	$10,097
4/30/2016	$10,208	$10,343	$10,159
5/31/2016	$10,228	$10,345	$10,341
6/30/2016	$10,326	$10,531	$10,362
7/31/2016	$10,485	$10,598	$10,774
8/31/2016	$10,455	$10,586	$10,801
9/30/2016	$10,465	$10,580	$10,818
10/31/2016	$10,295	$10,499	$10,584
11/30/2016	$10,185	$10,250	$11,058
12/31/2016	$10,265	$10,265	$11,274
1/31/2017	$10,385	$10,285	$11,486
2/28/2017	$10,575	$10,354	$11,913
3/31/2017	$10,615	$10,349	$11,921
4/30/2017	$10,725	$10,428	$12,047
5/31/2017	$10,856	$10,509	$12,171
6/30/2017	$10,886	$10,498	$12,280
7/31/2017	$11,016	$10,543	$12,512
8/31/2017	$11,078	$10,638	$12,536
9/30/2017	$11,139	$10,587	$12,842
10/31/2017	$11,251	$10,593	$13,122
11/30/2017	$11,374	$10,580	$13,521
12/31/2017	$11,465	$10,628	$13,656
1/31/2018	$11,679	$10,506	$14,375
2/28/2018	$11,343	$10,406	$13,846
3/31/2018	$11,313	$10,473	$13,568
4/30/2018	$11,241	$10,395	$13,619
5/31/2018	$11,313	$10,469	$14,004
6/30/2018	$11,292	$10,456	$14,095
7/31/2018	$11,404	$10,459	$14,563
8/31/2018	$11,528	$10,526	$15,074
9/30/2018	$11,507	$10,458	$15,099
10/31/2018	$11,113	$10,376	$13,988
11/30/2018	$11,207	$10,438	$14,268
12/31/2018	$11,134	$10,629	$12,940
1/31/2019	$11,414	$10,742	$14,051
2/28/2019	$11,486	$10,736	$14,545
3/31/2019	$11,662	$10,942	$14,757
4/30/2019	$11,776	$10,945	$15,346
5/31/2019	$11,642	$11,139	$14,353
6/30/2019	$11,921	$11,279	$15,361
7/31/2019	$11,952	$11,304	$15,590
8/31/2019	$11,973	$11,597	$15,272
9/30/2019	$11,973	$11,535	$15,540
10/31/2019	$12,053	$11,570	$15,874
11/30/2019	$12,202	$11,564	$16,478
12/31/2019	$12,385	$11,556	$16,954
1/31/2020	$12,454	$11,778	$16,935
2/29/2020	$12,087	$11,990	$15,549
3/31/2020	$11,446	$11,920	$13,410
4/30/2020	$11,927	$12,132	$15,187
5/31/2020	$12,122	$12,188	$15,999
6/30/2020	$12,259	$12,265	$16,364
7/31/2020	$12,545	$12,448	$17,294
8/31/2020	$12,771	$12,348	$18,546
9/30/2020	$12,605	$12,341	$17,871
10/31/2020	$12,463	$12,286	$17,485
11/30/2020	$12,960	$12,406	$19,613
12/31/2020	$13,209	$12,423	$20,495
1/31/2021	$13,138	$12,334	$20,404
2/28/2021	$13,126	$12,156	$21,042
3/31/2021	$13,126	$12,005	$21,796
4/30/2021	$13,434	$12,099	$22,919
5/31/2021	$13,493	$12,139	$23,024
6/30/2021	$13,659	$12,224	$23,592
7/31/2021	$13,813	$12,361	$23,991
8/31/2021	$13,955	$12,337	$24,675
9/30/2021	$13,578	$12,230	$23,568
10/31/2021	$13,907	$12,227	$25,161
11/30/2021	$13,761	$12,263	$24,778
12/31/2021	$13,967	$12,232	$25,754
1/31/2022	$13,493	$11,968	$24,239
2/28/2022	$13,274	$11,835	$23,628
3/31/2022	$13,055	$11,506	$24,395
4/30/2022	$12,422	$11,069	$22,206
5/31/2022	$12,483	$11,141	$22,176
6/30/2022	$12,045	$10,966	$20,321
7/31/2022	$12,410	$11,234	$22,227
8/31/2022	$12,047	$10,917	$21,397
9/30/2022	$11,503	$10,445	$19,413
10/31/2022	$11,603	$10,310	$21,005
11/30/2022	$12,032	$10,689	$22,102
12/31/2022	$11,832	$10,641	$20,808
1/31/2023	$12,276	$10,968	$22,241
2/28/2023	$11,975	$10,684	$21,721
3/31/2023	$12,304	$10,956	$22,302
4/30/2023	$12,419	$11,022	$22,539
5/31/2023	$12,276	$10,902	$22,627
6/30/2023	$12,519	$10,863	$24,172
7/31/2023	$12,676	$10,856	$25,039
8/31/2023	$12,488	$10,786	$24,555
9/30/2023	$12,081	$10,512	$23,386
10/31/2023	$11,834	$10,346	$22,766
11/30/2023	$12,488	$10,815	$24,888
12/31/2023	$13,010	$11,229	$26,209
1/31/2024	$13,010	$11,198	$26,499
2/29/2024	$13,127	$11,040	$27,933
3/31/2024	$13,373	$11,142	$28,835
4/30/2024	$12,952	$10,860	$27,566
5/31/2024	$13,330	$11,044	$28,868
6/30/2024	$13,475	$11,149	$29,762
7/31/2024	$13,780	$11,409	$30,315
8/31/2024	$14,001	$11,573	$30,975
9/30/2024	$14,194	$11,728	$31,616
10/31/2024	$13,852	$11,437	$31,384
11/30/2024	$14,164	$11,558	$33,471
12/31/2024	$13,852	$11,369	$32,448
1/31/2025	$14,045	$11,430	$33,473
2/28/2025	$14,194	$11,681	$32,831
3/31/2025	$13,986	$11,685	$30,916
4/30/2025	$13,793	$11,731	$30,709
5/31/2025	$13,941	$11,647	$32,655
6/30/2025	$14,253	$11,826	$34,314
7/31/2025	$14,268	$11,795	$35,070
8/31/2025	$14,563	$11,936	$35,881
9/30/2025	$14,807	$12,067	$37,120
10/31/2025	$14,975	$12,142	$37,915
11/30/2025	$15,036	$12,217	$38,019
12/31/2025	$15,051	$12,199	$38,012

Average Annual Total Returns

I3CB2	1 Year	5 Years	10 Years
Service Class	8.65%	2.65%	4.17%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Russell 3000®IndexFootnote Reference(b)	17.15%	13.15%	14.29%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$188,932,894
Number of Portfolio Holdings	11
Portfolio Turnover Rate	91%
Total Advisory Fees Paid (net of waivers and reimbursements)	$871,364

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	57.6%
U.S. Equity Funds	24.0
International Equity Funds	14.3
Repurchase Agreements	4.2
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	33.1%
iShares Core S&P 500 ETF	19.9
iShares 0-1 Year Treasury Bond ETF	11.4
iShares MSCI EAFE ETF	10.1
iShares 7-10 Year Treasury Bond ETF	6.2
iShares iBoxx $ Investment Grade Corporate Bond ETF	4.7
iShares Russell 2000 ETF	4.1
iShares MSCI Japan ETF	2.9
iShares U.S. Treasury Bond ETF	2.2
iShares Core MSCI EAFE ETF	1.3

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Conservative VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$53	0.50%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 10.87%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30% over the same period.

  Active asset allocation and volatility control strategies both detracted from performance during the fiscal year ended December 31, 2025, with the majority of the underperformance driven by allocations away from riskier asset classes, including equities, in an effort to attempt to reduce volatility within the Portfolio in accordance with the sub-adviser’s volatility control framework, during the March – June 2025 period. Equity markets rebounded rapidly following the tariff-related volatility in early April 2025.

  The Portfolio continued to allocate away from riskier asset classes for most of the second quarter given the sub-adviser’s view that trade-related volatility would continue; however, this positioning detracted from performance as a result of the sharp rebound in equities, which continued through most of the summer.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. An underweight to U.S. equities detracted from performance. The sub-adviser viewed pricing in U.S. equities to be stretched after the three-year rally, and preferred to hold equity exposure in other markets where a positive growth impulse and supportive fiscal policies were not yet fully priced.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,823	$9,436	$10,138
2/29/2016	$9,823	$9,433	$10,210
3/31/2016	$10,088	$10,097	$10,303
4/30/2016	$10,108	$10,159	$10,343
5/31/2016	$10,118	$10,341	$10,345
6/30/2016	$10,118	$10,362	$10,531
7/31/2016	$10,305	$10,774	$10,598
8/31/2016	$10,292	$10,801	$10,586
9/30/2016	$10,282	$10,818	$10,580
10/31/2016	$10,112	$10,584	$10,499
11/30/2016	$10,122	$11,058	$10,250
12/31/2016	$10,232	$11,274	$10,265
1/31/2017	$10,431	$11,486	$10,285
2/28/2017	$10,730	$11,913	$10,354
3/31/2017	$10,820	$11,921	$10,349
4/30/2017	$10,959	$12,047	$10,428
5/31/2017	$11,139	$12,171	$10,509
6/30/2017	$11,208	$12,280	$10,498
7/31/2017	$11,447	$12,512	$10,543
8/31/2017	$11,485	$12,536	$10,638
9/30/2017	$11,697	$12,842	$10,587
10/31/2017	$11,920	$13,122	$10,593
11/30/2017	$12,183	$13,521	$10,580
12/31/2017	$12,335	$13,656	$10,628
1/31/2018	$12,942	$14,375	$10,506
2/28/2018	$12,335	$13,846	$10,406
3/31/2018	$12,173	$13,568	$10,473
4/30/2018	$12,112	$13,619	$10,395
5/31/2018	$12,193	$14,004	$10,469
6/30/2018	$12,122	$14,095	$10,456
7/31/2018	$12,355	$14,563	$10,459
8/31/2018	$12,509	$15,074	$10,526
9/30/2018	$12,509	$15,099	$10,458
10/31/2018	$11,779	$13,988	$10,376
11/30/2018	$11,872	$14,268	$10,438
12/31/2018	$11,635	$12,940	$10,629
1/31/2019	$11,995	$14,051	$10,742
2/28/2019	$12,108	$14,545	$10,736
3/31/2019	$12,211	$14,757	$10,942
4/30/2019	$12,417	$15,346	$10,945
5/31/2019	$12,088	$14,353	$11,139
6/30/2019	$12,406	$15,361	$11,279
7/31/2019	$12,427	$15,590	$11,304
8/31/2019	$12,321	$15,272	$11,597
9/30/2019	$12,366	$15,540	$11,535
10/31/2019	$12,478	$15,874	$11,570
11/30/2019	$12,692	$16,478	$11,564
12/31/2019	$12,984	$16,954	$11,556
1/31/2020	$12,883	$16,935	$11,778
2/29/2020	$12,028	$15,549	$11,990
3/31/2020	$10,959	$13,410	$11,920
4/30/2020	$11,465	$15,187	$12,132
5/31/2020	$11,679	$15,999	$12,188
6/30/2020	$11,814	$16,364	$12,265
7/31/2020	$12,118	$17,294	$12,448
8/31/2020	$12,298	$18,546	$12,348
9/30/2020	$12,180	$17,871	$12,341
10/31/2020	$12,028	$17,485	$12,286
11/30/2020	$12,533	$19,613	$12,406
12/31/2020	$12,744	$20,495	$12,423
1/31/2021	$12,626	$20,404	$12,334
2/28/2021	$12,603	$21,042	$12,156
3/31/2021	$12,591	$21,796	$12,005
4/30/2021	$12,931	$22,919	$12,099
5/31/2021	$13,014	$23,024	$12,139
6/30/2021	$13,201	$23,592	$12,224
7/31/2021	$13,307	$23,991	$12,361
8/31/2021	$13,578	$24,675	$12,337
9/30/2021	$13,058	$23,568	$12,230
10/31/2021	$13,590	$25,161	$12,227
11/30/2021	$13,342	$24,778	$12,263
12/31/2021	$13,755	$25,754	$12,232
1/31/2022	$13,140	$24,239	$11,968
2/28/2022	$12,833	$23,628	$11,835
3/31/2022	$12,951	$24,395	$11,506
4/30/2022	$12,017	$22,206	$11,069
5/31/2022	$12,064	$22,176	$11,141
6/30/2022	$11,248	$20,321	$10,966
7/31/2022	$11,839	$22,227	$11,234
8/31/2022	$11,397	$21,397	$10,917
9/30/2022	$10,678	$19,413	$10,445
10/31/2022	$11,094	$21,005	$10,310
11/30/2022	$11,636	$22,102	$10,689
12/31/2022	$11,258	$20,808	$10,641
1/31/2023	$11,964	$22,241	$10,968
2/28/2023	$11,649	$21,721	$10,684
3/31/2023	$11,951	$22,302	$10,956
4/30/2023	$12,115	$22,539	$11,022
5/31/2023	$11,989	$22,627	$10,902
6/30/2023	$12,506	$24,172	$10,863
7/31/2023	$12,821	$25,039	$10,856
8/31/2023	$12,547	$24,555	$10,786
9/30/2023	$12,048	$23,386	$10,512
10/31/2023	$11,740	$22,766	$10,346
11/30/2023	$12,650	$24,888	$10,815
12/31/2023	$13,278	$26,209	$11,229
1/31/2024	$13,316	$26,499	$11,198
2/29/2024	$13,726	$27,933	$11,040
3/31/2024	$14,111	$28,835	$11,142
4/30/2024	$13,598	$27,566	$10,860
5/31/2024	$14,162	$28,868	$11,044
6/30/2024	$14,354	$29,762	$11,149
7/31/2024	$14,688	$30,315	$11,409
8/31/2024	$14,976	$30,975	$11,573
9/30/2024	$15,198	$31,616	$11,728
10/31/2024	$14,846	$31,384	$11,437
11/30/2024	$15,394	$33,471	$11,558
12/31/2024	$14,976	$32,448	$11,369
1/31/2025	$15,341	$33,473	$11,430
2/28/2025	$15,341	$32,831	$11,681
3/31/2025	$14,885	$30,916	$11,685
4/30/2025	$14,402	$30,709	$11,731
5/31/2025	$14,820	$32,655	$11,647
6/30/2025	$15,315	$34,314	$11,826
7/31/2025	$15,394	$35,070	$11,795
8/31/2025	$15,819	$35,881	$11,936
9/30/2025	$16,205	$37,120	$12,067
10/31/2025	$16,471	$37,915	$12,142
11/30/2025	$16,525	$38,019	$12,217
12/31/2025	$16,605	$38,012	$12,199

Average Annual Total Returns

I3CD1	1 Year	5 Years	10 Years
Initial Class	10.87%	5.44%	5.20%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$325,097,094
Number of Portfolio Holdings	10
Portfolio Turnover Rate	143%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,482,270

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	49.4%
International Equity Funds	23.9
U.S. Fixed Income Funds	20.4
Repurchase Agreements	6.0
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.2
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	42.3%
iShares MSCI EAFE ETF	15.2
iShares 0-1 Year Treasury Bond ETF	13.7
iShares Russell 2000 ETF	7.1
iShares Core MSCI EAFE ETF	5.0
iShares MSCI Japan ETF	3.7
iShares 7-10 Year Treasury Bond ETF	2.6
iShares Core U.S. Aggregate Bond ETF	2.3
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.8

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$79	0.75%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 10.64%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30% over the same period.

  Active asset allocation and volatility control strategies both detracted from performance during the fiscal year ended December 31, 2025, with the majority of the underperformance driven by allocations away from riskier asset classes, including equities, in an effort to attempt to reduce volatility within the Portfolio in accordance with the sub-adviser’s volatility control framework, during the March – June 2025 period. Equity markets rebounded rapidly following the tariff-related volatility in early April 2025.

  The Portfolio continued to allocate away from riskier asset classes for most of the second quarter given the sub-adviser’s view that trade-related volatility would continue; however, this positioning detracted from performance as a result of the sharp rebound in equities, which continued through most of the summer.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. An underweight to U.S. equities detracted from performance. The sub-adviser viewed pricing in U.S. equities to be stretched after the three-year rally, and preferred to hold equity exposure in other markets where a positive growth impulse and supportive fiscal policies were not yet fully priced.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,812	$9,436	$10,138
2/29/2016	$9,812	$9,433	$10,210
3/31/2016	$10,069	$10,097	$10,303
4/30/2016	$10,089	$10,159	$10,343
5/31/2016	$10,099	$10,341	$10,345
6/30/2016	$10,089	$10,362	$10,531
7/31/2016	$10,277	$10,774	$10,598
8/31/2016	$10,267	$10,801	$10,586
9/30/2016	$10,257	$10,818	$10,580
10/31/2016	$10,087	$10,584	$10,499
11/30/2016	$10,097	$11,058	$10,250
12/31/2016	$10,197	$11,274	$10,265
1/31/2017	$10,397	$11,486	$10,285
2/28/2017	$10,687	$11,913	$10,354
3/31/2017	$10,777	$11,921	$10,349
4/30/2017	$10,907	$12,047	$10,428
5/31/2017	$11,087	$12,171	$10,509
6/30/2017	$11,157	$12,280	$10,498
7/31/2017	$11,387	$12,512	$10,543
8/31/2017	$11,425	$12,536	$10,638
9/30/2017	$11,638	$12,842	$10,587
10/31/2017	$11,861	$13,122	$10,593
11/30/2017	$12,115	$13,521	$10,580
12/31/2017	$12,267	$13,656	$10,628
1/31/2018	$12,865	$14,375	$10,506
2/28/2018	$12,257	$13,846	$10,406
3/31/2018	$12,095	$13,568	$10,473
4/30/2018	$12,034	$13,619	$10,395
5/31/2018	$12,105	$14,004	$10,469
6/30/2018	$12,044	$14,095	$10,456
7/31/2018	$12,267	$14,563	$10,459
8/31/2018	$12,420	$15,074	$10,526
9/30/2018	$12,410	$15,099	$10,458
10/31/2018	$11,681	$13,988	$10,376
11/30/2018	$11,773	$14,268	$10,438
12/31/2018	$11,537	$12,940	$10,629
1/31/2019	$11,886	$14,051	$10,742
2/28/2019	$11,999	$14,545	$10,736
3/31/2019	$12,102	$14,757	$10,942
4/30/2019	$12,307	$15,346	$10,945
5/31/2019	$11,979	$14,353	$11,139
6/30/2019	$12,287	$15,361	$11,279
7/31/2019	$12,307	$15,590	$11,304
8/31/2019	$12,207	$15,272	$11,597
9/30/2019	$12,241	$15,540	$11,535
10/31/2019	$12,353	$15,874	$11,570
11/30/2019	$12,555	$16,478	$11,564
12/31/2019	$12,847	$16,954	$11,556
1/31/2020	$12,746	$16,935	$11,778
2/29/2020	$11,893	$15,549	$11,990
3/31/2020	$10,839	$13,410	$11,920
4/30/2020	$11,332	$15,187	$12,132
5/31/2020	$11,545	$15,999	$12,188
6/30/2020	$11,680	$16,364	$12,265
7/31/2020	$11,972	$17,294	$12,448
8/31/2020	$12,148	$18,546	$12,348
9/30/2020	$12,032	$17,871	$12,341
10/31/2020	$11,868	$17,485	$12,286
11/30/2020	$12,370	$19,613	$12,406
12/31/2020	$12,580	$20,495	$12,423
1/31/2021	$12,463	$20,404	$12,334
2/28/2021	$12,428	$21,042	$12,156
3/31/2021	$12,417	$21,796	$12,005
4/30/2021	$12,755	$22,919	$12,099
5/31/2021	$12,837	$23,024	$12,139
6/30/2021	$13,012	$23,592	$12,224
7/31/2021	$13,105	$23,991	$12,361
8/31/2021	$13,375	$24,675	$12,337
9/30/2021	$12,858	$23,568	$12,230
10/31/2021	$13,375	$25,161	$12,227
11/30/2021	$13,128	$24,778	$12,263
12/31/2021	$13,539	$25,754	$12,232
1/31/2022	$12,929	$24,239	$11,968
2/28/2022	$12,624	$23,628	$11,835
3/31/2022	$12,741	$24,395	$11,506
4/30/2022	$11,826	$22,206	$11,069
5/31/2022	$11,861	$22,176	$11,141
6/30/2022	$11,063	$20,321	$10,966
7/31/2022	$11,638	$22,227	$11,234
8/31/2022	$11,197	$21,397	$10,917
9/30/2022	$10,498	$19,413	$10,445
10/31/2022	$10,897	$21,005	$10,310
11/30/2022	$11,421	$22,102	$10,689
12/31/2022	$11,060	$20,808	$10,641
1/31/2023	$11,745	$22,241	$10,968
2/28/2023	$11,434	$21,721	$10,684
3/31/2023	$11,733	$22,302	$10,956
4/30/2023	$11,882	$22,539	$11,022
5/31/2023	$11,758	$22,627	$10,902
6/30/2023	$12,269	$24,172	$10,863
7/31/2023	$12,568	$25,039	$10,856
8/31/2023	$12,300	$24,555	$10,786
9/30/2023	$11,807	$23,386	$10,512
10/31/2023	$11,504	$22,766	$10,346
11/30/2023	$12,389	$24,888	$10,815
12/31/2023	$13,008	$26,209	$11,229
1/31/2024	$13,046	$26,499	$11,198
2/29/2024	$13,438	$27,933	$11,040
3/31/2024	$13,817	$28,835	$11,142
4/30/2024	$13,299	$27,566	$10,860
5/31/2024	$13,855	$28,868	$11,044
6/30/2024	$14,045	$29,762	$11,149
7/31/2024	$14,361	$30,315	$11,409
8/31/2024	$14,649	$30,975	$11,573
9/30/2024	$14,867	$31,616	$11,728
10/31/2024	$14,520	$31,384	$11,437
11/30/2024	$15,034	$33,471	$11,558
12/31/2024	$14,636	$32,448	$11,369
1/31/2025	$14,982	$33,473	$11,430
2/28/2025	$14,982	$32,831	$11,681
3/31/2025	$14,533	$30,916	$11,685
4/30/2025	$14,058	$30,709	$11,731
5/31/2025	$14,456	$32,655	$11,647
6/30/2025	$14,944	$34,314	$11,826
7/31/2025	$15,021	$35,070	$11,795
8/31/2025	$15,422	$35,881	$11,936
9/30/2025	$15,801	$37,120	$12,067
10/31/2025	$16,062	$37,915	$12,142
11/30/2025	$16,101	$38,019	$12,217
12/31/2025	$16,193	$38,012	$12,199

Average Annual Total Returns

I3CD2	1 Year	5 Years	10 Years
Service Class	10.64%	5.18%	4.94%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$325,097,094
Number of Portfolio Holdings	10
Portfolio Turnover Rate	143%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,482,270

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	49.4%
International Equity Funds	23.9
U.S. Fixed Income Funds	20.4
Repurchase Agreements	6.0
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.2
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	42.3%
iShares MSCI EAFE ETF	15.2
iShares 0-1 Year Treasury Bond ETF	13.7
iShares Russell 2000 ETF	7.1
iShares Core MSCI EAFE ETF	5.0
iShares MSCI Japan ETF	3.7
iShares 7-10 Year Treasury Bond ETF	2.6
iShares Core U.S. Aggregate Bond ETF	2.3
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.8

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP (the "Portfolio") seeks capital appreciation and current income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$50	0.48%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 9.70%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30% over the same period.

  Active asset allocation and volatility control strategies both detracted from performance during the fiscal year ended December 31, 2025, with the majority of the underperformance driven by allocations away from riskier asset classes, including equities, in an effort to attempt to reduce volatility within the Portfolio in accordance with the sub-adviser’s volatility control framework, during the March – June 2025 period. Equity markets rebounded rapidly following the tariff-related volatility in early April 2025.

  The Portfolio continued to allocate away from riskier asset classes for most of the second quarter given the sub-adviser’s view that trade-related volatility would continue; however, this positioning detracted from performance as a result of the sharp rebound in equities, which continued through most of the summer.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. An underweight to U.S. equities detracted from performance. The sub-adviser viewed pricing in U.S. equities to be stretched after the three-year rally, and preferred to hold equity exposure in other markets where a positive growth impulse and supportive fiscal policies were not yet fully priced.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,878	$9,436	$10,138
2/29/2016	$9,906	$9,433	$10,210
3/31/2016	$10,151	$10,097	$10,303
4/30/2016	$10,179	$10,159	$10,343
5/31/2016	$10,188	$10,341	$10,345
6/30/2016	$10,235	$10,362	$10,531
7/31/2016	$10,405	$10,774	$10,598
8/31/2016	$10,386	$10,801	$10,586
9/30/2016	$10,386	$10,818	$10,580
10/31/2016	$10,214	$10,584	$10,499
11/30/2016	$10,157	$11,058	$10,250
12/31/2016	$10,243	$11,274	$10,265
1/31/2017	$10,396	$11,486	$10,285
2/28/2017	$10,635	$11,913	$10,354
3/31/2017	$10,702	$11,921	$10,349
4/30/2017	$10,816	$12,047	$10,428
5/31/2017	$10,979	$12,171	$10,509
6/30/2017	$11,027	$12,280	$10,498
7/31/2017	$11,208	$12,512	$10,543
8/31/2017	$11,259	$12,536	$10,638
9/30/2017	$11,385	$12,842	$10,587
10/31/2017	$11,551	$13,122	$10,593
11/30/2017	$11,735	$13,521	$10,580
12/31/2017	$11,852	$13,656	$10,628
1/31/2018	$12,241	$14,375	$10,506
2/28/2018	$11,804	$13,846	$10,406
3/31/2018	$11,716	$13,568	$10,473
4/30/2018	$11,648	$13,619	$10,395
5/31/2018	$11,726	$14,004	$10,469
6/30/2018	$11,687	$14,095	$10,456
7/31/2018	$11,852	$14,563	$10,459
8/31/2018	$11,984	$15,074	$10,526
9/30/2018	$11,975	$15,099	$10,458
10/31/2018	$11,440	$13,988	$10,376
11/30/2018	$11,529	$14,268	$10,438
12/31/2018	$11,381	$12,940	$10,629
1/31/2019	$11,707	$14,051	$10,742
2/28/2019	$11,806	$14,545	$10,736
3/31/2019	$11,945	$14,757	$10,942
4/30/2019	$12,113	$15,346	$10,945
5/31/2019	$11,895	$14,353	$11,139
6/30/2019	$12,202	$15,361	$11,279
7/31/2019	$12,222	$15,590	$11,304
8/31/2019	$12,182	$15,272	$11,597
9/30/2019	$12,193	$15,540	$11,535
10/31/2019	$12,302	$15,874	$11,570
11/30/2019	$12,465	$16,478	$11,564
12/31/2019	$12,682	$16,954	$11,556
1/31/2020	$12,682	$16,935	$11,778
2/29/2020	$12,106	$15,549	$11,990
3/31/2020	$11,258	$13,410	$11,920
4/30/2020	$11,769	$15,187	$12,132
5/31/2020	$11,976	$15,999	$12,188
6/30/2020	$12,117	$16,364	$12,265
7/31/2020	$12,421	$17,294	$12,448
8/31/2020	$12,617	$18,546	$12,348
9/30/2020	$12,470	$17,871	$12,341
10/31/2020	$12,311	$17,485	$12,286
11/30/2020	$12,843	$19,613	$12,406
12/31/2020	$13,137	$20,495	$12,423
1/31/2021	$13,069	$20,404	$12,334
2/28/2021	$13,092	$21,042	$12,156
3/31/2021	$13,137	$21,796	$12,005
4/30/2021	$13,533	$22,919	$12,099
5/31/2021	$13,624	$23,024	$12,139
6/30/2021	$13,805	$23,592	$12,224
7/31/2021	$13,929	$23,991	$12,361
8/31/2021	$14,154	$24,675	$12,337
9/30/2021	$13,696	$23,568	$12,230
10/31/2021	$14,131	$25,161	$12,227
11/30/2021	$13,948	$24,778	$12,263
12/31/2021	$14,257	$25,754	$12,232
1/31/2022	$13,708	$24,239	$11,968
2/28/2022	$13,433	$23,628	$11,835
3/31/2022	$13,376	$24,395	$11,506
4/30/2022	$12,564	$22,206	$11,069
5/31/2022	$12,621	$22,176	$11,141
6/30/2022	$12,003	$20,321	$10,966
7/31/2022	$12,472	$22,227	$11,234
8/31/2022	$12,052	$21,397	$10,917
9/30/2022	$11,440	$19,413	$10,445
10/31/2022	$11,653	$21,005	$10,310
11/30/2022	$12,106	$22,102	$10,689
12/31/2022	$11,853	$20,808	$10,641
1/31/2023	$12,439	$22,241	$10,968
2/28/2023	$12,092	$21,721	$10,684
3/31/2023	$12,425	$22,302	$10,956
4/30/2023	$12,559	$22,539	$11,022
5/31/2023	$12,425	$22,627	$10,902
6/30/2023	$12,798	$24,172	$10,863
7/31/2023	$13,025	$25,039	$10,856
8/31/2023	$12,794	$24,555	$10,786
9/30/2023	$12,334	$23,386	$10,512
10/31/2023	$12,049	$22,766	$10,346
11/30/2023	$12,862	$24,888	$10,815
12/31/2023	$13,459	$26,209	$11,229
1/31/2024	$13,486	$26,499	$11,198
2/29/2024	$13,730	$27,933	$11,040
3/31/2024	$14,041	$28,835	$11,142
4/30/2024	$13,567	$27,566	$10,860
5/31/2024	$14,055	$28,868	$11,044
6/30/2024	$14,218	$29,762	$11,149
7/31/2024	$14,543	$30,315	$11,409
8/31/2024	$14,813	$30,975	$11,573
9/30/2024	$15,034	$31,616	$11,728
10/31/2024	$14,660	$31,384	$11,437
11/30/2024	$15,089	$33,471	$11,558
12/31/2024	$14,730	$32,448	$11,369
1/31/2025	$15,006	$33,473	$11,430
2/28/2025	$15,103	$32,831	$11,681
3/31/2025	$14,771	$30,916	$11,685
4/30/2025	$14,453	$30,709	$11,731
5/31/2025	$14,716	$32,655	$11,647
6/30/2025	$15,117	$34,314	$11,826
7/31/2025	$15,158	$35,070	$11,795
8/31/2025	$15,506	$35,881	$11,936
9/30/2025	$15,832	$37,120	$12,067
10/31/2025	$16,045	$37,915	$12,142
11/30/2025	$16,101	$38,019	$12,217
12/31/2025	$16,158	$38,012	$12,199

Average Annual Total Returns

I3CE1	1 Year	5 Years	10 Years
Initial Class	9.70%	4.23%	4.92%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$820,236,882
Number of Portfolio Holdings	10
Portfolio Turnover Rate	118%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,769,857

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	41.2%
U.S. Equity Funds	34.8
International Equity Funds	19.1
Repurchase Agreements	5.4
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	29.7%
iShares Core U.S. Aggregate Bond ETF	21.4
iShares MSCI EAFE ETF	14.3
iShares 0-1 Year Treasury Bond ETF	14.0
iShares Russell 2000 ETF	5.1
iShares MSCI Japan ETF	3.7
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.3
iShares 7-10 Year Treasury Bond ETF	2.5
iShares Core MSCI EAFE ETF	1.1

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP (the "Portfolio") seeks capital appreciation and current income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$76	0.73%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 9.50%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30% over the same period.

  Active asset allocation and volatility control strategies both detracted from performance during the fiscal year ended December 31, 2025, with the majority of the underperformance driven by allocations away from riskier asset classes, including equities, in an effort to attempt to reduce volatility within the Portfolio in accordance with the sub-adviser’s volatility control framework, during the March – June 2025 period. Equity markets rebounded rapidly following the tariff-related volatility in early April 2025.

  The Portfolio continued to allocate away from riskier asset classes for most of the second quarter given the sub-adviser’s view that trade-related volatility would continue; however, this positioning detracted from performance as a result of the sharp rebound in equities, which continued through most of the summer.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. An underweight to U.S. equities detracted from performance. The sub-adviser viewed pricing in U.S. equities to be stretched after the three-year rally, and preferred to hold equity exposure in other markets where a positive growth impulse and supportive fiscal policies were not yet fully priced.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,877	$9,436	$10,138
2/29/2016	$9,905	$9,433	$10,210
3/31/2016	$10,142	$10,097	$10,303
4/30/2016	$10,171	$10,159	$10,343
5/31/2016	$10,180	$10,341	$10,345
6/30/2016	$10,218	$10,362	$10,531
7/31/2016	$10,389	$10,774	$10,598
8/31/2016	$10,362	$10,801	$10,586
9/30/2016	$10,362	$10,818	$10,580
10/31/2016	$10,199	$10,584	$10,499
11/30/2016	$10,132	$11,058	$10,250
12/31/2016	$10,218	$11,274	$10,265
1/31/2017	$10,372	$11,486	$10,285
2/28/2017	$10,603	$11,913	$10,354
3/31/2017	$10,670	$11,921	$10,349
4/30/2017	$10,785	$12,047	$10,428
5/31/2017	$10,939	$12,171	$10,509
6/30/2017	$10,987	$12,280	$10,498
7/31/2017	$11,160	$12,512	$10,543
8/31/2017	$11,211	$12,536	$10,638
9/30/2017	$11,338	$12,842	$10,587
10/31/2017	$11,504	$13,122	$10,593
11/30/2017	$11,679	$13,521	$10,580
12/31/2017	$11,796	$13,656	$10,628
1/31/2018	$12,177	$14,375	$10,506
2/28/2018	$11,738	$13,846	$10,406
3/31/2018	$11,650	$13,568	$10,473
4/30/2018	$11,582	$13,619	$10,395
5/31/2018	$11,650	$14,004	$10,469
6/30/2018	$11,611	$14,095	$10,456
7/31/2018	$11,777	$14,563	$10,459
8/31/2018	$11,909	$15,074	$10,526
9/30/2018	$11,889	$15,099	$10,458
10/31/2018	$11,354	$13,988	$10,376
11/30/2018	$11,453	$14,268	$10,438
12/31/2018	$11,305	$12,940	$10,629
1/31/2019	$11,612	$14,051	$10,742
2/28/2019	$11,711	$14,545	$10,736
3/31/2019	$11,850	$14,757	$10,942
4/30/2019	$12,008	$15,346	$10,945
5/31/2019	$11,800	$14,353	$11,139
6/30/2019	$12,097	$15,361	$11,279
7/31/2019	$12,107	$15,590	$11,304
8/31/2019	$12,074	$15,272	$11,597
9/30/2019	$12,085	$15,540	$11,535
10/31/2019	$12,183	$15,874	$11,570
11/30/2019	$12,335	$16,478	$11,564
12/31/2019	$12,563	$16,954	$11,556
1/31/2020	$12,552	$16,935	$11,778
2/29/2020	$11,987	$15,549	$11,990
3/31/2020	$11,140	$13,410	$11,920
4/30/2020	$11,640	$15,187	$12,132
5/31/2020	$11,846	$15,999	$12,188
6/30/2020	$11,987	$16,364	$12,265
7/31/2020	$12,281	$17,294	$12,448
8/31/2020	$12,463	$18,546	$12,348
9/30/2020	$12,328	$17,871	$12,341
10/31/2020	$12,159	$17,485	$12,286
11/30/2020	$12,689	$19,613	$12,406
12/31/2020	$12,971	$20,495	$12,423
1/31/2021	$12,903	$20,404	$12,334
2/28/2021	$12,926	$21,042	$12,156
3/31/2021	$12,971	$21,796	$12,005
4/30/2021	$13,354	$22,919	$12,099
5/31/2021	$13,445	$23,024	$12,139
6/30/2021	$13,625	$23,592	$12,224
7/31/2021	$13,738	$23,991	$12,361
8/31/2021	$13,949	$24,675	$12,337
9/30/2021	$13,505	$23,568	$12,230
10/31/2021	$13,926	$25,161	$12,227
11/30/2021	$13,744	$24,778	$12,263
12/31/2021	$14,051	$25,754	$12,232
1/31/2022	$13,505	$24,239	$11,968
2/28/2022	$13,232	$23,628	$11,835
3/31/2022	$13,164	$24,395	$11,506
4/30/2022	$12,367	$22,206	$11,069
5/31/2022	$12,424	$22,176	$11,141
6/30/2022	$11,799	$20,321	$10,966
7/31/2022	$12,265	$22,227	$11,234
8/31/2022	$11,855	$21,397	$10,917
9/30/2022	$11,247	$19,413	$10,445
10/31/2022	$11,458	$21,005	$10,310
11/30/2022	$11,894	$22,102	$10,689
12/31/2022	$11,643	$20,808	$10,641
1/31/2023	$12,225	$22,241	$10,968
2/28/2023	$11,881	$21,721	$10,684
3/31/2023	$12,198	$22,302	$10,956
4/30/2023	$12,331	$22,539	$11,022
5/31/2023	$12,198	$22,627	$10,902
6/30/2023	$12,555	$24,172	$10,863
7/31/2023	$12,780	$25,039	$10,856
8/31/2023	$12,542	$24,555	$10,786
9/30/2023	$12,100	$23,386	$10,512
10/31/2023	$11,818	$22,766	$10,346
11/30/2023	$12,609	$24,888	$10,815
12/31/2023	$13,200	$26,209	$11,229
1/31/2024	$13,213	$26,499	$11,198
2/29/2024	$13,454	$27,933	$11,040
3/31/2024	$13,763	$28,835	$11,142
4/30/2024	$13,294	$27,566	$10,860
5/31/2024	$13,763	$28,868	$11,044
6/30/2024	$13,924	$29,762	$11,149
7/31/2024	$14,246	$30,315	$11,409
8/31/2024	$14,491	$30,975	$11,573
9/30/2024	$14,696	$31,616	$11,728
10/31/2024	$14,341	$31,384	$11,437
11/30/2024	$14,751	$33,471	$11,558
12/31/2024	$14,395	$32,448	$11,369
1/31/2025	$14,669	$33,473	$11,430
2/28/2025	$14,764	$32,831	$11,681
3/31/2025	$14,436	$30,916	$11,685
4/30/2025	$14,122	$30,709	$11,731
5/31/2025	$14,368	$32,655	$11,647
6/30/2025	$14,764	$34,314	$11,826
7/31/2025	$14,805	$35,070	$11,795
8/31/2025	$15,148	$35,881	$11,936
9/30/2025	$15,455	$37,120	$12,067
10/31/2025	$15,665	$37,915	$12,142
11/30/2025	$15,707	$38,019	$12,217
12/31/2025	$15,762	$38,012	$12,199

Average Annual Total Returns

I3CE2	1 Year	5 Years	10 Years
Service Class	9.50%	3.98%	4.66%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$820,236,882
Number of Portfolio Holdings	10
Portfolio Turnover Rate	118%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,769,857

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	41.2%
U.S. Equity Funds	34.8
International Equity Funds	19.1
Repurchase Agreements	5.4
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	29.7%
iShares Core U.S. Aggregate Bond ETF	21.4
iShares MSCI EAFE ETF	14.3
iShares 0-1 Year Treasury Bond ETF	14.0
iShares Russell 2000 ETF	5.1
iShares MSCI Japan ETF	3.7
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.3
iShares 7-10 Year Treasury Bond ETF	2.5
iShares Core MSCI EAFE ETF	1.1

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Active Asset Allocation - Moderate VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Dynamic Allocation - Balanced VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Dynamic Allocation - Balanced VP (the "Portfolio") seeks capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$77	0.74%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 9.42%. For the same period, the Portfolio’s broad-based benchmark, the S&P 500® Index, returned 17.88%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30% over the same period.

  Active asset allocation and volatility control strategies both detracted from performance during the fiscal year ended December 31, 2025, with the majority of the underperformance driven by allocations away from riskier asset classes, including equities, in an effort to attempt to reduce volatility within the Portfolio in accordance with the sub-adviser’s volatility control framework, during the March – June 2025 period. Equity markets rebounded rapidly following the tariff-related volatility in early April 2025.

  The Portfolio continued to allocate away from riskier asset classes for most of the second quarter given the sub-adviser’s view that trade-related volatility would continue; however, this positioning detracted from performance as a result of the sharp rebound in equities, which continued through most of the summer.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An underweight to U.S. equities detracted from performance. The sub-adviser viewed pricing in U.S. equities to be stretched after the three-year rally, and preferred to hold equity exposure in other markets where a positive growth impulse and supportive fiscal policies were not yet fully priced.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Dynamic Allocation - Balanced VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,897	$9,504	$10,138
2/29/2016	$9,931	$9,491	$10,210
3/31/2016	$10,009	$10,135	$10,303
4/30/2016	$10,017	$10,174	$10,343
5/31/2016	$10,026	$10,357	$10,345
6/30/2016	$10,137	$10,384	$10,531
7/31/2016	$10,241	$10,766	$10,598
8/31/2016	$10,208	$10,782	$10,586
9/30/2016	$10,164	$10,784	$10,580
10/31/2016	$10,022	$10,587	$10,499
11/30/2016	$9,880	$10,979	$10,250
12/31/2016	$9,933	$11,196	$10,265
1/31/2017	$10,004	$11,408	$10,285
2/28/2017	$10,199	$11,861	$10,354
3/31/2017	$10,199	$11,875	$10,349
4/30/2017	$10,288	$11,997	$10,428
5/31/2017	$10,394	$12,166	$10,509
6/30/2017	$10,430	$12,242	$10,498
7/31/2017	$10,518	$12,494	$10,543
8/31/2017	$10,596	$12,532	$10,638
9/30/2017	$10,650	$12,790	$10,587
10/31/2017	$10,748	$13,089	$10,593
11/30/2017	$10,883	$13,490	$10,580
12/31/2017	$10,973	$13,640	$10,628
1/31/2018	$11,161	$14,421	$10,506
2/28/2018	$10,874	$13,890	$10,406
3/31/2018	$10,838	$13,537	$10,473
4/30/2018	$10,775	$13,589	$10,395
5/31/2018	$10,928	$13,916	$10,469
6/30/2018	$10,937	$14,002	$10,456
7/31/2018	$11,071	$14,523	$10,459
8/31/2018	$11,246	$14,996	$10,526
9/30/2018	$11,200	$15,081	$10,458
10/31/2018	$10,755	$14,050	$10,376
11/30/2018	$10,882	$14,337	$10,438
12/31/2018	$10,609	$13,042	$10,629
1/31/2019	$10,973	$14,087	$10,742
2/28/2019	$11,091	$14,540	$10,736
3/31/2019	$11,310	$14,822	$10,942
4/30/2019	$11,464	$15,422	$10,945
5/31/2019	$11,291	$14,442	$11,139
6/30/2019	$11,683	$15,460	$11,279
7/31/2019	$11,737	$15,682	$11,304
8/31/2019	$11,896	$15,434	$11,597
9/30/2019	$11,924	$15,723	$11,535
10/31/2019	$12,028	$16,063	$11,570
11/30/2019	$12,199	$16,646	$11,564
12/31/2019	$12,313	$17,149	$11,556
1/31/2020	$12,465	$17,142	$11,778
2/29/2020	$12,237	$15,731	$11,990
3/31/2020	$11,393	$13,788	$11,920
4/30/2020	$11,507	$15,555	$12,132
5/31/2020	$11,545	$16,296	$12,188
6/30/2020	$11,592	$16,620	$12,265
7/31/2020	$11,772	$17,558	$12,448
8/31/2020	$11,942	$18,820	$12,348
9/30/2020	$11,727	$18,105	$12,341
10/31/2020	$11,571	$17,623	$12,286
11/30/2020	$12,021	$19,552	$12,406
12/31/2020	$12,245	$20,304	$12,423
1/31/2021	$12,128	$20,099	$12,334
2/28/2021	$12,138	$20,653	$12,156
3/31/2021	$12,216	$21,558	$12,005
4/30/2021	$12,568	$22,708	$12,099
5/31/2021	$12,607	$22,867	$12,139
6/30/2021	$12,812	$23,401	$12,224
7/31/2021	$13,027	$23,956	$12,361
8/31/2021	$13,173	$24,685	$12,337
9/30/2021	$12,794	$23,537	$12,230
10/31/2021	$13,195	$25,186	$12,227
11/30/2021	$13,108	$25,011	$12,263
12/31/2021	$13,368	$26,132	$12,232
1/31/2022	$12,913	$24,780	$11,968
2/28/2022	$12,653	$24,038	$11,835
3/31/2022	$12,621	$24,931	$11,506
4/30/2022	$11,895	$22,757	$11,069
5/31/2022	$11,949	$22,798	$11,141
6/30/2022	$11,396	$20,916	$10,966
7/31/2022	$11,830	$22,845	$11,234
8/31/2022	$11,422	$21,913	$10,917
9/30/2022	$10,852	$19,895	$10,445
10/31/2022	$11,030	$21,506	$10,310
11/30/2022	$11,458	$22,708	$10,689
12/31/2022	$11,244	$21,399	$10,641
1/31/2023	$11,743	$22,744	$10,968
2/28/2023	$11,422	$22,189	$10,684
3/31/2023	$11,790	$23,004	$10,956
4/30/2023	$11,933	$23,363	$11,022
5/31/2023	$11,802	$23,464	$10,902
6/30/2023	$12,111	$25,015	$10,863
7/31/2023	$12,265	$25,818	$10,856
8/31/2023	$12,089	$25,407	$10,786
9/30/2023	$11,668	$24,196	$10,512
10/31/2023	$11,427	$23,687	$10,346
11/30/2023	$12,174	$25,850	$10,815
12/31/2023	$12,667	$27,025	$11,229
1/31/2024	$12,728	$27,479	$11,198
2/29/2024	$12,908	$28,946	$11,040
3/31/2024	$13,173	$29,878	$11,142
4/30/2024	$12,764	$28,657	$10,860
5/31/2024	$13,185	$30,078	$11,044
6/30/2024	$13,366	$31,157	$11,149
7/31/2024	$13,607	$31,537	$11,409
8/31/2024	$13,862	$32,302	$11,573
9/30/2024	$14,071	$32,992	$11,728
10/31/2024	$13,727	$32,692	$11,437
11/30/2024	$14,059	$34,611	$11,558
12/31/2024	$13,776	$33,786	$11,369
1/31/2025	$14,034	$34,727	$11,430
2/28/2025	$14,157	$34,274	$11,681
3/31/2025	$13,887	$32,343	$11,685
4/30/2025	$13,604	$32,124	$11,731
5/31/2025	$13,837	$34,146	$11,647
6/30/2025	$14,206	$35,882	$11,826
7/31/2025	$14,243	$36,687	$11,795
8/31/2025	$14,508	$37,431	$11,936
9/30/2025	$14,785	$38,797	$12,067
10/31/2025	$14,974	$39,706	$12,142
11/30/2025	$15,036	$39,803	$12,217
12/31/2025	$15,074	$39,827	$12,199

Average Annual Total Returns

I3CK2	1 Year	5 Years	10 Years
Service Class	9.42%	4.24%	4.19%
S&P 500®IndexFootnote Reference(a)	17.88%	14.42%	14.82%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$615,503,995
Number of Portfolio Holdings	9
Portfolio Turnover Rate	102%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,853,388

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	49.0%
U.S. Equity Funds	33.2
International Equity Funds	17.3
Repurchase Agreements	0.6
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Dynamic Allocation - Balanced VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	33.2%
iShares 0-1 Year Treasury Bond ETF	17.1
iShares Core U.S. Aggregate Bond ETF	16.3
iShares MSCI EAFE ETF	14.4
iShares 7-10 Year Treasury Bond ETF	13.1
iShares MSCI Japan ETF	2.9
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.5
iShares Core MSCI EAFE ETF	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Dynamic Allocation - Balanced VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP (the "Portfolio") seeks capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$79	0.75%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 10.35%. For the same period, the Portfolio’s broad-based benchmark, the S&P 500® Index, returned 17.88%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30% over the same period.

  Active asset allocation and volatility control strategies both detracted from performance during the fiscal year ended December 31, 2025, with the majority of the underperformance driven by allocations away from riskier asset classes, including equities, in an effort to attempt to reduce volatility within the Portfolio in accordance with the sub-adviser’s volatility control framework, during the March – June 2025 period. Equity markets rebounded rapidly following the tariff-related volatility in early April 2025.

  The Portfolio continued to allocate away from riskier asset classes for most of the second quarter given the sub-adviser’s view that trade-related volatility would continue; however, this positioning detracted from performance as a result of the sharp rebound in equities, which continued through most of the summer.

  Within the asset allocation strategy, equity relative value positioning detracted from performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An underweight to U.S. equities detracted from performance. The sub-adviser viewed pricing in U.S. equities to be stretched after the three-year rally, and preferred to hold equity exposure in other markets where a positive growth impulse and supportive fiscal policies were not yet fully priced.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	S&P 500® Index	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,794	$9,504	$10,138
2/29/2016	$9,802	$9,491	$10,210
3/31/2016	$9,909	$10,135	$10,303
4/30/2016	$9,918	$10,174	$10,343
5/31/2016	$9,934	$10,357	$10,345
6/30/2016	$9,967	$10,384	$10,531
7/31/2016	$10,082	$10,766	$10,598
8/31/2016	$10,054	$10,782	$10,586
9/30/2016	$10,003	$10,784	$10,580
10/31/2016	$9,850	$10,587	$10,499
11/30/2016	$9,816	$10,979	$10,250
12/31/2016	$9,901	$11,196	$10,265
1/31/2017	$9,994	$11,408	$10,285
2/28/2017	$10,232	$11,861	$10,354
3/31/2017	$10,232	$11,875	$10,349
4/30/2017	$10,325	$11,997	$10,428
5/31/2017	$10,435	$12,166	$10,509
6/30/2017	$10,486	$12,242	$10,498
7/31/2017	$10,605	$12,494	$10,543
8/31/2017	$10,661	$12,532	$10,638
9/30/2017	$10,781	$12,790	$10,587
10/31/2017	$10,918	$13,089	$10,593
11/30/2017	$11,115	$13,490	$10,580
12/31/2017	$11,209	$13,640	$10,628
1/31/2018	$11,543	$14,421	$10,506
2/28/2018	$11,200	$13,890	$10,406
3/31/2018	$11,097	$13,537	$10,473
4/30/2018	$11,063	$13,589	$10,395
5/31/2018	$11,243	$13,916	$10,469
6/30/2018	$11,260	$14,002	$10,456
7/31/2018	$11,474	$14,523	$10,459
8/31/2018	$11,693	$14,996	$10,526
9/30/2018	$11,675	$15,081	$10,458
10/31/2018	$11,086	$14,050	$10,376
11/30/2018	$11,233	$14,337	$10,438
12/31/2018	$10,678	$13,042	$10,629
1/31/2019	$10,965	$14,087	$10,742
2/28/2019	$11,155	$14,540	$10,736
3/31/2019	$11,337	$14,822	$10,942
4/30/2019	$11,589	$15,422	$10,945
5/31/2019	$11,207	$14,442	$11,139
6/30/2019	$11,701	$15,460	$11,279
7/31/2019	$11,779	$15,682	$11,304
8/31/2019	$11,792	$15,434	$11,597
9/30/2019	$11,893	$15,723	$11,535
10/31/2019	$12,038	$16,063	$11,570
11/30/2019	$12,284	$16,646	$11,564
12/31/2019	$12,475	$17,149	$11,556
1/31/2020	$12,539	$17,142	$11,778
2/29/2020	$12,093	$15,731	$11,990
3/31/2020	$11,474	$13,788	$11,920
4/30/2020	$11,537	$15,555	$12,132
5/31/2020	$11,547	$16,296	$12,188
6/30/2020	$11,574	$16,620	$12,265
7/31/2020	$11,692	$17,558	$12,448
8/31/2020	$11,924	$18,820	$12,348
9/30/2020	$11,662	$18,105	$12,341
10/31/2020	$11,484	$17,623	$12,286
11/30/2020	$11,906	$19,552	$12,406
12/31/2020	$12,205	$20,304	$12,423
1/31/2021	$12,121	$20,099	$12,334
2/28/2021	$12,252	$20,653	$12,156
3/31/2021	$12,458	$21,558	$12,005
4/30/2021	$12,898	$22,708	$12,099
5/31/2021	$12,963	$22,867	$12,139
6/30/2021	$13,169	$23,401	$12,224
7/31/2021	$13,385	$23,956	$12,361
8/31/2021	$13,614	$24,685	$12,337
9/30/2021	$13,151	$23,537	$12,230
10/31/2021	$13,707	$25,186	$12,227
11/30/2021	$13,552	$25,011	$12,263
12/31/2021	$13,964	$26,132	$12,232
1/31/2022	$13,408	$24,780	$11,968
2/28/2022	$13,079	$24,038	$11,835
3/31/2022	$13,203	$24,931	$11,506
4/30/2022	$12,329	$22,757	$11,069
5/31/2022	$12,370	$22,798	$11,141
6/30/2022	$11,640	$20,916	$10,966
7/31/2022	$12,205	$22,845	$11,234
8/31/2022	$11,716	$21,913	$10,917
9/30/2022	$11,037	$19,895	$10,445
10/31/2022	$11,394	$21,506	$10,310
11/30/2022	$11,947	$22,708	$10,689
12/31/2022	$11,601	$21,399	$10,641
1/31/2023	$12,269	$22,744	$10,968
2/28/2023	$11,935	$22,189	$10,684
3/31/2023	$12,327	$23,004	$10,956
4/30/2023	$12,511	$23,363	$11,022
5/31/2023	$12,385	$23,464	$10,902
6/30/2023	$12,868	$25,015	$10,863
7/31/2023	$13,133	$25,818	$10,856
8/31/2023	$12,905	$25,407	$10,786
9/30/2023	$12,415	$24,196	$10,512
10/31/2023	$12,135	$23,687	$10,346
11/30/2023	$13,045	$25,850	$10,815
12/31/2023	$13,605	$27,025	$11,229
1/31/2024	$13,687	$27,479	$11,198
2/29/2024	$14,061	$28,946	$11,040
3/31/2024	$14,422	$29,878	$11,142
4/30/2024	$13,944	$28,657	$10,860
5/31/2024	$14,492	$30,078	$11,044
6/30/2024	$14,726	$31,157	$11,149
7/31/2024	$14,971	$31,537	$11,409
8/31/2024	$15,284	$32,302	$11,573
9/30/2024	$15,533	$32,992	$11,728
10/31/2024	$15,177	$32,692	$11,437
11/30/2024	$15,652	$34,611	$11,558
12/31/2024	$15,308	$33,786	$11,369
1/31/2025	$15,675	$34,727	$11,430
2/28/2025	$15,723	$34,274	$11,681
3/31/2025	$15,284	$32,343	$11,685
4/30/2025	$14,810	$32,124	$11,731
5/31/2025	$15,201	$34,146	$11,647
6/30/2025	$15,687	$35,882	$11,826
7/31/2025	$15,794	$36,687	$11,795
8/31/2025	$16,130	$37,431	$11,936
9/30/2025	$16,505	$38,797	$12,067
10/31/2025	$16,759	$39,706	$12,142
11/30/2025	$16,807	$39,803	$12,217
12/31/2025	$16,892	$39,827	$12,199

Average Annual Total Returns

IXFK2	1 Year	5 Years	10 Years
Service Class	10.35%	6.72%	5.38%
S&P 500®IndexFootnote Reference(a)	17.88%	14.42%	14.82%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$286,942,768
Number of Portfolio Holdings	9
Portfolio Turnover Rate	129%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,328,702

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	48.1%
U.S. Fixed Income Funds	28.5
International Equity Funds	22.2
Repurchase Agreements	0.8
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P 500 ETF	48.1%
iShares 0-1 Year Treasury Bond ETF	16.4
iShares Core MSCI EAFE ETF	11.8
iShares Core U.S. Aggregate Bond ETF	7.6
iShares MSCI EAFE ETF	7.4
iShares MSCI Japan ETF	3.0
iShares 7-10 Year Treasury Bond ETF	3.0
iShares iBoxx $ Investment Grade Corporate Bond ETF	1.5

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Edge 100 VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Edge 100 VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$61	0.56%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Fund’s Service Class shares at NAV returned 18.54%. For the same period, the Fund’s broad-based benchmark, the MSCI World Index, returned 21.09%. The performance benchmark, the MSCI USA Index, returned 17.31% over the same period.

  The Portfolio is comprised of exchange-traded funds (“ETFs”) advised by an affiliate of BlackRock Investment Management, LLC, the Portfolio’s sub-adviser.

  The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs focused on rewarded risk factors in the equity asset class. These factors have shown historically to provide excess returns and/or lower risk over long investment horizons.

  Specifically, these factors include quality, value, size (smaller companies), momentum and low volatility. The Portfolio is designed to seek exposure to all five factors in U.S. equities, while primarily targeting minimum volatility exposure in non-U.S. equities.

  During the fiscal year ended December 31, 2025, all equity factors represented in the Portfolio posted positive returns and contributed to the Portfolio’s absolute performance. The top contributors to Portfolio performance in the fiscal year included the value, EAFE minimum volatility, and momentum factor funds, all of which posted strong double digit returns during the period.

  Size and U.S. minimum volatility factor funds posted positive returns in the fiscal year, but detracted from benchmark relative performance, as they underperformed their respective benchmarks during the period.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Edge 100 VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI World Index	MSCI USA Index
3/21/2016	$10,000	$10,000	$10,000
3/31/2016	$10,060	$10,028	$10,061
4/30/2016	$10,090	$10,186	$10,107
5/31/2016	$10,200	$10,243	$10,285
6/30/2016	$10,340	$10,129	$10,306
7/31/2016	$10,620	$10,557	$10,694
8/31/2016	$10,540	$10,565	$10,702
9/30/2016	$10,580	$10,622	$10,709
10/31/2016	$10,310	$10,416	$10,502
11/30/2016	$10,440	$10,566	$10,873
12/31/2016	$10,590	$10,819	$11,071
1/31/2017	$10,800	$11,080	$11,297
2/28/2017	$11,200	$11,387	$11,733
3/31/2017	$11,290	$11,508	$11,744
4/30/2017	$11,430	$11,679	$11,867
5/31/2017	$11,730	$11,926	$12,020
6/30/2017	$11,770	$11,972	$12,090
7/31/2017	$12,000	$12,258	$12,331
8/31/2017	$12,074	$12,275	$12,362
9/30/2017	$12,275	$12,551	$12,610
10/31/2017	$12,577	$12,788	$12,894
11/30/2017	$12,929	$13,065	$13,277
12/31/2017	$13,050	$13,242	$13,416
1/31/2018	$13,653	$13,941	$14,182
2/28/2018	$13,221	$13,364	$13,653
3/31/2018	$13,080	$13,072	$13,314
4/30/2018	$13,070	$13,223	$13,363
5/31/2018	$13,241	$13,305	$13,680
6/30/2018	$13,201	$13,299	$13,768
7/31/2018	$13,593	$13,714	$14,257
8/31/2018	$13,939	$13,884	$14,720
9/30/2018	$14,032	$13,961	$14,781
10/31/2018	$13,085	$12,936	$13,750
11/30/2018	$13,311	$13,083	$14,008
12/31/2018	$12,355	$12,088	$12,740
1/31/2019	$13,229	$13,029	$13,782
2/28/2019	$13,600	$13,421	$14,234
3/31/2019	$13,795	$13,597	$14,491
4/30/2019	$14,114	$14,079	$15,067
5/31/2019	$13,476	$13,267	$14,105
6/30/2019	$14,309	$14,141	$15,089
7/31/2019	$14,423	$14,211	$15,317
8/31/2019	$14,261	$13,920	$15,040
9/30/2019	$14,487	$14,217	$15,301
10/31/2019	$14,713	$14,578	$15,629
11/30/2019	$15,058	$14,984	$16,206
12/31/2019	$15,391	$15,433	$16,674
1/31/2020	$15,348	$15,339	$16,700
2/29/2020	$14,121	$14,043	$15,329
3/31/2020	$12,292	$12,184	$13,377
4/30/2020	$13,476	$13,515	$15,132
5/31/2020	$14,068	$14,168	$15,909
6/30/2020	$14,229	$14,543	$16,265
7/31/2020	$14,767	$15,239	$17,224
8/31/2020	$15,495	$16,257	$18,509
9/30/2020	$15,138	$15,696	$17,812
10/31/2020	$14,748	$15,215	$17,343
11/30/2020	$16,377	$17,160	$19,340
12/31/2020	$16,912	$17,888	$20,129
1/31/2021	$16,845	$17,710	$19,937
2/28/2021	$17,158	$18,164	$20,449
3/31/2021	$17,771	$18,768	$21,211
4/30/2021	$18,418	$19,641	$22,359
5/31/2021	$18,675	$19,924	$22,457
6/30/2021	$18,876	$20,221	$23,075
7/31/2021	$19,166	$20,583	$23,614
8/31/2021	$19,591	$21,096	$24,301
9/30/2021	$18,727	$20,220	$23,146
10/31/2021	$19,648	$21,365	$24,755
11/30/2021	$19,234	$20,897	$24,495
12/31/2021	$20,017	$21,790	$25,455
1/31/2022	$18,911	$20,637	$24,007
2/28/2022	$18,462	$20,115	$23,294
3/31/2022	$18,923	$20,667	$24,104
4/30/2022	$17,575	$18,950	$21,913
5/31/2022	$17,621	$18,965	$21,854
6/30/2022	$16,366	$17,322	$20,036
7/31/2022	$17,299	$18,697	$21,898
8/31/2022	$16,645	$17,916	$21,030
9/30/2022	$15,240	$16,250	$19,072
10/31/2022	$16,475	$17,417	$20,580
11/30/2022	$17,566	$18,628	$21,687
12/31/2022	$16,863	$17,837	$20,403
1/31/2023	$17,614	$19,099	$21,739
2/28/2023	$16,996	$18,640	$21,209
3/31/2023	$17,396	$19,216	$21,953
4/30/2023	$17,650	$19,553	$22,225
5/31/2023	$17,130	$19,358	$22,358
6/30/2023	$18,026	$20,528	$23,840
7/31/2023	$18,511	$21,218	$24,654
8/31/2023	$18,187	$20,711	$24,225
9/30/2023	$17,505	$19,818	$23,082
10/31/2023	$17,114	$19,243	$22,545
11/30/2023	$18,404	$21,047	$24,656
12/31/2023	$19,304	$22,080	$25,808
1/31/2024	$19,521	$22,345	$26,203
2/29/2024	$20,362	$23,292	$27,597
3/31/2024	$21,015	$24,041	$28,465
4/30/2024	$20,101	$23,148	$27,284
5/31/2024	$20,826	$24,181	$28,575
6/30/2024	$21,131	$24,673	$29,586
7/31/2024	$21,668	$25,108	$29,950
8/31/2024	$22,377	$25,772	$30,660
9/30/2024	$22,677	$26,244	$31,310
10/31/2024	$22,272	$25,723	$31,071
11/30/2024	$23,277	$26,904	$33,003
12/31/2024	$22,197	$26,202	$32,152
1/31/2025	$23,007	$27,127	$33,123
2/28/2025	$23,217	$26,932	$32,590
3/31/2025	$22,632	$25,733	$30,671
4/30/2025	$22,782	$25,962	$30,507
5/31/2025	$23,772	$27,498	$32,463
6/30/2025	$24,538	$28,685	$34,121
7/31/2025	$24,388	$29,054	$34,894
8/31/2025	$25,086	$29,812	$35,567
9/30/2025	$25,723	$30,770	$36,861
10/31/2025	$25,818	$31,387	$37,728
11/30/2025	$26,089	$31,475	$37,727
12/31/2025	$26,312	$31,730	$37,718

Average Annual Total Returns

I9CG2	1 Year	5 Years	Since Inception 3/21/16
Service Class	18.54%	9.24%	10.39%
MSCI World IndexFootnote Reference(a)	21.09%	12.15%	12.53%
MSCI USA IndexFootnote Reference(b)	17.31%	13.38%	14.53%
Footnote	Description
Footnote(a)	MSCI World Index captures large and mid-cap representation across developed markets countries. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$79,532,057
Number of Portfolio Holdings	8
Portfolio Turnover Rate	14%
Total Advisory Fees Paid (net of waivers and reimbursements)	$177,188

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	75.0%
International Equity Funds	25.0
Other Investment Company	10.4
Repurchase Agreements	0.2
Net Other Assets (Liabilities)Footnote Reference^	(10.6)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Edge 100 VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares MSCI EAFE Min Vol Factor ETF	19.5%
iShares MSCI USA Value Factor ETF	16.5
iShares MSCI USA Quality Factor ETF	16.3
iShares MSCI USA Min Vol Factor ETF	16.2
iShares MSCI USA Momentum Factor ETF	16.1
iShares MSCI USA Size Factor ETF	9.9
iShares MSCI Emerging Markets Min Vol Factor ETF	5.5

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Edge 100 VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Edge 40 VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Edge 40 VP (the "Portfolio") seeks long-term capital appreciation and capital preservation. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$33	0.31%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 11.64%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%. The performance benchmark, the Dow Jones Moderately Conservative Portfolio Index, returned 10.37% over the same period.

  The Portfolio is comprised of exchange-traded funds (“ETFs”) advised by an affiliate of BlackRock Investment Management, LLC, the Portfolio’s sub-adviser.

  The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs focused on rewarded risk factors in the equity asset class. These factors have shown historically to provide excess returns and/or lower risk over long investment horizons.

  Specifically, these factors include quality, value, size (smaller companies), momentum and low volatility. The Portfolio is designed to seek exposure to all five factors in U.S. equities, while primarily targeting minimum volatility exposure in non-U.S. equities.

  During the fiscal year ended December 31, 2025, all equity factors represented in the Portfolio posted positive returns and contributed to the Portfolio’s absolute performance. The top contributors to Portfolio performance in the fiscal year included the value, EAFE minimum volatility, and momentum factor funds, all of which posted strong double digit returns during the period.

  Size and U.S. minimum volatility factor funds posted positive returns in the fiscal year, but detracted from benchmark relative performance, as they underperformed their respective benchmarks during the period.

  Both fixed income funds, one tracking the Bloomberg US Aggregate Bond Index and one tracking the ICE® BofA® US Corporate Index, had positive risk-adjusted return contributions to the Portfolio, but lagged equities in a year of high returns across equity markets.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Edge 40 VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index	Dow Jones Moderately Conservative Portfolio Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,904	$10,138	$9,834
2/29/2016	$9,862	$10,210	$9,934
3/31/2016	$10,106	$10,303	$10,316
4/30/2016	$10,149	$10,343	$10,425
5/31/2016	$10,170	$10,345	$10,415
6/30/2016	$10,223	$10,531	$10,572
7/31/2016	$10,383	$10,598	$10,787
8/31/2016	$10,363	$10,586	$10,775
9/30/2016	$10,373	$10,580	$10,817
10/31/2016	$10,255	$10,499	$10,624
11/30/2016	$10,125	$10,250	$10,519
12/31/2016	$10,222	$10,265	$10,565
1/31/2017	$10,330	$10,285	$10,710
2/28/2017	$10,460	$10,354	$10,864
3/31/2017	$10,503	$10,349	$10,893
4/30/2017	$10,611	$10,428	$11,007
5/31/2017	$10,751	$10,509	$11,130
6/30/2017	$10,740	$10,498	$11,147
7/31/2017	$10,869	$10,543	$11,309
8/31/2017	$10,933	$10,638	$11,379
9/30/2017	$10,977	$10,587	$11,418
10/31/2017	$11,054	$10,593	$11,499
11/30/2017	$11,130	$10,580	$11,631
12/31/2017	$11,218	$10,628	$11,718
1/31/2018	$11,328	$10,506	$11,938
2/28/2018	$11,076	$10,406	$11,723
3/31/2018	$11,054	$10,473	$11,729
4/30/2018	$11,043	$10,395	$11,675
5/31/2018	$11,076	$10,469	$11,731
6/30/2018	$11,054	$10,456	$11,702
7/31/2018	$11,163	$10,459	$11,800
8/31/2018	$11,213	$10,526	$11,895
9/30/2018	$11,191	$10,458	$11,839
10/31/2018	$10,844	$10,376	$11,448
11/30/2018	$10,933	$10,438	$11,551
12/31/2018	$10,754	$10,629	$11,349
1/31/2019	$11,123	$10,742	$11,801
2/28/2019	$11,247	$10,736	$11,906
3/31/2019	$11,459	$10,942	$12,051
4/30/2019	$11,560	$10,945	$12,178
5/31/2019	$11,470	$11,139	$12,011
6/30/2019	$11,840	$11,279	$12,403
7/31/2019	$11,884	$11,304	$12,433
8/31/2019	$12,031	$11,597	$12,448
9/30/2019	$12,070	$11,535	$12,502
10/31/2019	$12,163	$11,570	$12,647
11/30/2019	$12,281	$11,564	$12,767
12/31/2019	$12,400	$11,556	$12,954
1/31/2020	$12,532	$11,778	$12,976
2/29/2020	$12,242	$11,990	$12,608
3/31/2020	$11,542	$11,920	$11,661
4/30/2020	$12,136	$12,132	$12,309
5/31/2020	$12,414	$12,188	$12,584
6/30/2020	$12,546	$12,265	$12,775
7/31/2020	$12,849	$12,448	$13,187
8/31/2020	$13,052	$12,348	$13,392
9/30/2020	$12,915	$12,341	$13,243
10/31/2020	$12,725	$12,286	$13,192
11/30/2020	$13,406	$12,406	$13,940
12/31/2020	$13,597	$12,423	$14,259
1/31/2021	$13,515	$12,334	$14,204
2/28/2021	$13,488	$12,156	$14,294
3/31/2021	$13,597	$12,005	$14,308
4/30/2021	$13,855	$12,099	$14,626
5/31/2021	$13,964	$12,139	$14,737
6/30/2021	$14,101	$12,224	$14,799
7/31/2021	$14,278	$12,361	$14,904
8/31/2021	$14,396	$12,337	$15,020
9/30/2021	$14,043	$12,230	$14,699
10/31/2021	$14,325	$12,227	$14,938
11/30/2021	$14,226	$12,263	$14,753
12/31/2021	$14,424	$12,232	$14,938
1/31/2022	$13,929	$11,968	$14,469
2/28/2022	$13,689	$11,835	$14,294
3/31/2022	$13,590	$11,506	$14,147
4/30/2022	$12,869	$11,069	$13,380
5/31/2022	$12,954	$11,141	$13,424
6/30/2022	$12,445	$10,966	$12,829
7/31/2022	$12,925	$11,234	$13,327
8/31/2022	$12,491	$10,917	$12,932
9/30/2022	$11,752	$10,445	$12,123
10/31/2022	$12,039	$10,310	$12,338
11/30/2022	$12,656	$10,689	$12,979
12/31/2022	$12,370	$10,641	$12,784
1/31/2023	$12,852	$10,968	$13,368
2/28/2023	$12,460	$10,684	$13,001
3/31/2023	$12,777	$10,956	$13,281
4/30/2023	$12,897	$11,022	$13,344
5/31/2023	$12,641	$10,902	$13,150
6/30/2023	$12,897	$10,863	$13,457
7/31/2023	$13,033	$10,856	$13,675
8/31/2023	$12,896	$10,786	$13,369
9/30/2023	$12,505	$10,512	$12,960
10/31/2023	$12,270	$10,346	$12,672
11/30/2023	$12,990	$10,815	$13,447
12/31/2023	$13,539	$11,229	$14,038
1/31/2024	$13,586	$11,198	$13,958
2/29/2024	$13,696	$11,040	$14,090
3/31/2024	$13,962	$11,142	$14,338
4/30/2024	$13,508	$10,860	$14,003
5/31/2024	$13,837	$11,044	$14,264
6/30/2024	$13,993	$11,149	$14,346
7/31/2024	$14,338	$11,409	$14,635
8/31/2024	$14,660	$11,573	$14,852
9/30/2024	$14,856	$11,728	$15,082
10/31/2024	$14,529	$11,437	$14,886
11/30/2024	$14,888	$11,558	$15,203
12/31/2024	$14,447	$11,369	$14,942
1/31/2025	$14,709	$11,430	$15,180
2/28/2025	$14,954	$11,681	$15,176
3/31/2025	$14,790	$11,685	$15,011
4/30/2025	$14,856	$11,731	$15,102
5/31/2025	$15,084	$11,647	$15,437
6/30/2025	$15,411	$11,826	$15,744
7/31/2025	$15,346	$11,795	$15,850
8/31/2025	$15,639	$11,936	$16,058
9/30/2025	$15,901	$12,067	$16,271
10/31/2025	$15,989	$12,142	$16,367
11/30/2025	$16,111	$12,217	$16,415
12/31/2025	$16,129	$12,199	$16,492

Average Annual Total Returns

IBPZ1	1 Year	5 Years	10 Years
Initial Class	11.64%	3.47%	4.90%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Dow Jones Moderately Conservative Portfolio IndexFootnote Reference(b)	10.37%	2.95%	5.13%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Dow Jones Moderately Conservative Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$197,749,838
Number of Portfolio Holdings	10
Portfolio Turnover Rate	4%
Total Advisory Fees Paid (net of waivers and reimbursements)	$493,750

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	59.6%
U.S. Equity Funds	30.2
International Equity Funds	10.2
Other Investment Company	7.7
Repurchase Agreements	0.1
Net Other Assets (Liabilities)Footnote Reference^	(7.8)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Edge 40 VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	49.9%
iShares Broad USD Investment Grade Corporate Bond ETF	9.7
iShares MSCI EAFE Min Vol Factor ETF	7.9
iShares MSCI USA Value Factor ETF	6.7
iShares MSCI USA Quality Factor ETF	6.7
iShares MSCI USA Momentum Factor ETF	6.4
iShares MSCI USA Min Vol Factor ETF	6.3
iShares MSCI USA Size Factor ETF	4.1
iShares MSCI Emerging Markets Min Vol Factor ETF	2.3

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Edge 40 VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Edge 40 VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Edge 40 VP (the "Portfolio") seeks long-term capital appreciation and capital preservation. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$59	0.56%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 11.42%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%. The performance benchmark, the Dow Jones Moderately Conservative Portfolio Index, returned 10.37% over the same period.

  The Portfolio is comprised of exchange-traded funds (“ETFs”) advised by an affiliate of BlackRock Investment Management, LLC, the Portfolio’s sub-adviser.

  The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs focused on rewarded risk factors in the equity asset class. These factors have shown historically to provide excess returns and/or lower risk over long investment horizons.

  Specifically, these factors include quality, value, size (smaller companies), momentum and low volatility. The Portfolio is designed to seek exposure to all five factors in U.S. equities, while primarily targeting minimum volatility exposure in non-U.S. equities.

  During the fiscal year ended December 31, 2025, all equity factors represented in the Portfolio posted positive returns and contributed to the Portfolio’s absolute performance. The top contributors to Portfolio performance in the fiscal year included the value, EAFE minimum volatility, and momentum factor funds, all of which posted strong double digit returns during the period.

  Size and U.S. minimum volatility factor funds posted positive returns in the fiscal year, but detracted from benchmark relative performance, as they underperformed their respective benchmarks during the period.

  Both fixed income funds, one tracking the Bloomberg US Aggregate Bond Index and one tracking the ICE® BofA® US Corporate Index, had positive risk-adjusted return contributions to the Portfolio, but lagged equities in a year of high returns across equity markets.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Edge 40 VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index	Dow Jones Moderately Conservative Portfolio Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,914	$10,138	$9,834
2/29/2016	$9,861	$10,210	$9,934
3/31/2016	$10,107	$10,303	$10,316
4/30/2016	$10,150	$10,343	$10,425
5/31/2016	$10,161	$10,345	$10,415
6/30/2016	$10,225	$10,531	$10,572
7/31/2016	$10,375	$10,598	$10,787
8/31/2016	$10,351	$10,586	$10,775
9/30/2016	$10,362	$10,580	$10,817
10/31/2016	$10,242	$10,499	$10,624
11/30/2016	$10,112	$10,250	$10,519
12/31/2016	$10,199	$10,265	$10,565
1/31/2017	$10,307	$10,285	$10,710
2/28/2017	$10,437	$10,354	$10,864
3/31/2017	$10,481	$10,349	$10,893
4/30/2017	$10,578	$10,428	$11,007
5/31/2017	$10,719	$10,509	$11,130
6/30/2017	$10,708	$10,498	$11,147
7/31/2017	$10,838	$10,543	$11,309
8/31/2017	$10,895	$10,638	$11,379
9/30/2017	$10,939	$10,587	$11,418
10/31/2017	$11,016	$10,593	$11,499
11/30/2017	$11,082	$10,580	$11,631
12/31/2017	$11,170	$10,628	$11,718
1/31/2018	$11,269	$10,506	$11,938
2/28/2018	$11,027	$10,406	$11,723
3/31/2018	$11,005	$10,473	$11,729
4/30/2018	$10,983	$10,395	$11,675
5/31/2018	$11,016	$10,469	$11,731
6/30/2018	$10,994	$10,456	$11,702
7/31/2018	$11,104	$10,459	$11,800
8/31/2018	$11,145	$10,526	$11,895
9/30/2018	$11,123	$10,458	$11,839
10/31/2018	$10,776	$10,376	$11,448
11/30/2018	$10,866	$10,438	$11,551
12/31/2018	$10,675	$10,629	$11,349
1/31/2019	$11,045	$10,742	$11,801
2/28/2019	$11,168	$10,736	$11,906
3/31/2019	$11,380	$10,942	$12,051
4/30/2019	$11,470	$10,945	$12,178
5/31/2019	$11,380	$11,139	$12,011
6/30/2019	$11,750	$11,279	$12,403
7/31/2019	$11,794	$11,304	$12,433
8/31/2019	$11,932	$11,597	$12,448
9/30/2019	$11,971	$11,535	$12,502
10/31/2019	$12,050	$11,570	$12,647
11/30/2019	$12,169	$11,564	$12,767
12/31/2019	$12,287	$11,556	$12,954
1/31/2020	$12,419	$11,778	$12,976
2/29/2020	$12,129	$11,990	$12,608
3/31/2020	$11,431	$11,920	$11,661
4/30/2020	$12,011	$12,132	$12,309
5/31/2020	$12,287	$12,188	$12,584
6/30/2020	$12,419	$12,265	$12,775
7/31/2020	$12,723	$12,448	$13,187
8/31/2020	$12,906	$12,348	$13,392
9/30/2020	$12,770	$12,341	$13,243
10/31/2020	$12,594	$12,286	$13,192
11/30/2020	$13,259	$12,406	$13,940
12/31/2020	$13,449	$12,423	$14,259
1/31/2021	$13,354	$12,334	$14,204
2/28/2021	$13,327	$12,156	$14,294
3/31/2021	$13,435	$12,005	$14,308
4/30/2021	$13,680	$12,099	$14,626
5/31/2021	$13,775	$12,139	$14,737
6/30/2021	$13,910	$12,224	$14,799
7/31/2021	$14,087	$12,361	$14,904
8/31/2021	$14,197	$12,337	$15,020
9/30/2021	$13,860	$12,230	$14,699
10/31/2021	$14,141	$12,227	$14,938
11/30/2021	$14,015	$12,263	$14,753
12/31/2021	$14,226	$12,232	$14,938
1/31/2022	$13,720	$11,968	$14,469
2/28/2022	$13,495	$11,835	$14,294
3/31/2022	$13,382	$11,506	$14,147
4/30/2022	$12,679	$11,069	$13,380
5/31/2022	$12,750	$11,141	$13,424
6/30/2022	$12,258	$10,966	$12,829
7/31/2022	$12,721	$11,234	$13,327
8/31/2022	$12,291	$10,917	$12,932
9/30/2022	$11,560	$10,445	$12,123
10/31/2022	$11,843	$10,310	$12,338
11/30/2022	$12,441	$10,689	$12,979
12/31/2022	$12,172	$10,641	$12,784
1/31/2023	$12,635	$10,968	$13,368
2/28/2023	$12,247	$10,684	$13,001
3/31/2023	$12,560	$10,956	$13,281
4/30/2023	$12,665	$11,022	$13,344
5/31/2023	$12,426	$10,902	$13,150
6/30/2023	$12,665	$10,863	$13,457
7/31/2023	$12,799	$10,856	$13,675
8/31/2023	$12,656	$10,786	$13,369
9/30/2023	$12,269	$10,512	$12,960
10/31/2023	$12,036	$10,346	$12,672
11/30/2023	$12,749	$10,815	$13,447
12/31/2023	$13,276	$11,229	$14,038
1/31/2024	$13,322	$11,198	$13,958
2/29/2024	$13,430	$11,040	$14,090
3/31/2024	$13,694	$11,142	$14,338
4/30/2024	$13,229	$10,860	$14,003
5/31/2024	$13,570	$11,044	$14,264
6/30/2024	$13,709	$11,149	$14,346
7/31/2024	$14,035	$11,409	$14,635
8/31/2024	$14,345	$11,573	$14,852
9/30/2024	$14,538	$11,728	$15,082
10/31/2024	$14,216	$11,437	$14,886
11/30/2024	$14,571	$11,558	$15,203
12/31/2024	$14,135	$11,369	$14,942
1/31/2025	$14,393	$11,430	$15,180
2/28/2025	$14,619	$11,681	$15,176
3/31/2025	$14,458	$11,685	$15,011
4/30/2025	$14,522	$11,731	$15,102
5/31/2025	$14,732	$11,647	$15,437
6/30/2025	$15,054	$11,826	$15,744
7/31/2025	$14,990	$11,795	$15,850
8/31/2025	$15,268	$11,936	$16,058
9/30/2025	$15,544	$12,067	$16,271
10/31/2025	$15,612	$12,142	$16,367
11/30/2025	$15,733	$12,217	$16,415
12/31/2025	$15,750	$12,199	$16,492

Average Annual Total Returns

IBPZ2	1 Year	5 Years	10 Years
Service Class	11.42%	3.21%	4.65%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Dow Jones Moderately Conservative Portfolio IndexFootnote Reference(b)	10.37%	2.95%	5.13%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Dow Jones Moderately Conservative Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$197,749,838
Number of Portfolio Holdings	10
Portfolio Turnover Rate	4%
Total Advisory Fees Paid (net of waivers and reimbursements)	$493,750

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	59.6%
U.S. Equity Funds	30.2
International Equity Funds	10.2
Other Investment Company	7.7
Repurchase Agreements	0.1
Net Other Assets (Liabilities)Footnote Reference^	(7.8)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Edge 40 VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	49.9%
iShares Broad USD Investment Grade Corporate Bond ETF	9.7
iShares MSCI EAFE Min Vol Factor ETF	7.9
iShares MSCI USA Value Factor ETF	6.7
iShares MSCI USA Quality Factor ETF	6.7
iShares MSCI USA Momentum Factor ETF	6.4
iShares MSCI USA Min Vol Factor ETF	6.3
iShares MSCI USA Size Factor ETF	4.1
iShares MSCI Emerging Markets Min Vol Factor ETF	2.3

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Edge 40 VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Edge 50 VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Edge 50 VP (the "Portfolio") seeks long-term capital appreciation and capital preservation. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$57	0.54%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 12.35%. For the same period, the Portfolio’s broad-based benchmark, the MSCI World Index, returned 21.09%. The performance benchmark, the Dow Jones Moderate Portfolio Index, returned 13.82% over the same period.

  The Portfolio is comprised of exchange-traded funds (“ETFs”) advised by an affiliate of BlackRock Investment Management, LLC, the Portfolio’s sub-adviser.

  The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs focused on rewarded risk factors in the equity asset class. These factors have shown historically to provide excess returns and/or lower risk over long investment horizons.

  Specifically, these factors include quality, value, size (smaller companies), momentum and low volatility. The Portfolio is designed to seek exposure to all five factors in U.S. equities, while primarily targeting minimum volatility exposure in non-U.S. equities.

  During the fiscal year ended December 31, 2025, all equity factors represented in the Portfolio posted positive returns and contributed to the Portfolio’s absolute performance. The top contributors to Portfolio performance in the fiscal year included the value, EAFE minimum volatility, and momentum factor funds, all of which posted strong double digit returns during the period.

  Size and U.S. minimum volatility factor funds posted positive returns in the fiscal year, but detracted from benchmark relative performance, as they underperformed their respective benchmarks during the period.

  The sole fixed income fund, which tracks the Bloomberg US Aggregate Bond Index, had positive risk-adjusted return contributions to the Portfolio, but lagged equities in a year of high returns across equity markets.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Edge 50 VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI World Index	Dow Jones Moderate Portfolio Index
3/21/2016	$10,000	$10,000	$10,000
3/31/2016	$10,070	$10,028	$10,058
4/30/2016	$10,090	$10,186	$10,170
5/31/2016	$10,130	$10,243	$10,188
6/30/2016	$10,300	$10,129	$10,278
7/31/2016	$10,470	$10,557	$10,586
8/31/2016	$10,410	$10,565	$10,590
9/30/2016	$10,440	$10,622	$10,641
10/31/2016	$10,260	$10,416	$10,442
11/30/2016	$10,180	$10,566	$10,483
12/31/2016	$10,270	$10,819	$10,572
1/31/2017	$10,380	$11,080	$10,779
2/28/2017	$10,600	$11,387	$10,992
3/31/2017	$10,640	$11,508	$11,042
4/30/2017	$10,750	$11,679	$11,167
5/31/2017	$10,930	$11,926	$11,299
6/30/2017	$10,940	$11,972	$11,342
7/31/2017	$11,070	$12,258	$11,545
8/31/2017	$11,156	$12,275	$11,598
9/30/2017	$11,216	$12,551	$11,714
10/31/2017	$11,357	$12,788	$11,859
11/30/2017	$11,509	$13,065	$12,052
12/31/2017	$11,589	$13,242	$12,174
1/31/2018	$11,791	$13,941	$12,549
2/28/2018	$11,529	$13,364	$12,224
3/31/2018	$11,509	$13,072	$12,176
4/30/2018	$11,448	$13,223	$12,165
5/31/2018	$11,559	$13,305	$12,262
6/30/2018	$11,549	$13,299	$12,230
7/31/2018	$11,710	$13,714	$12,406
8/31/2018	$11,888	$13,884	$12,547
9/30/2018	$11,888	$13,961	$12,502
10/31/2018	$11,449	$12,936	$11,870
11/30/2018	$11,572	$13,083	$12,019
12/31/2018	$11,285	$12,088	$11,540
1/31/2019	$11,735	$13,029	$12,211
2/28/2019	$11,888	$13,421	$12,420
3/31/2019	$12,093	$13,597	$12,554
4/30/2019	$12,216	$14,079	$12,787
5/31/2019	$12,052	$13,267	$12,381
6/30/2019	$12,481	$14,141	$12,928
7/31/2019	$12,543	$14,211	$12,975
8/31/2019	$12,641	$13,920	$12,850
9/30/2019	$12,703	$14,217	$12,984
10/31/2019	$12,806	$14,578	$13,192
11/30/2019	$12,950	$14,984	$13,404
12/31/2019	$13,095	$15,433	$13,686
1/31/2020	$13,209	$15,339	$13,626
2/29/2020	$12,785	$14,043	$12,985
3/31/2020	$11,980	$12,184	$11,626
4/30/2020	$12,651	$13,515	$12,527
5/31/2020	$12,971	$14,168	$12,930
6/30/2020	$13,095	$14,543	$13,185
7/31/2020	$13,425	$15,239	$13,691
8/31/2020	$13,707	$16,257	$14,065
9/30/2020	$13,529	$15,696	$13,825
10/31/2020	$13,309	$15,215	$13,757
11/30/2020	$14,127	$17,160	$14,882
12/31/2020	$14,368	$17,888	$15,361
1/31/2021	$14,284	$17,710	$15,329
2/28/2021	$14,295	$18,164	$15,606
3/31/2021	$14,484	$18,768	$15,749
4/30/2021	$14,798	$19,641	$16,216
5/31/2021	$14,914	$19,924	$16,371
6/30/2021	$15,050	$20,221	$16,476
7/31/2021	$15,239	$20,583	$16,560
8/31/2021	$15,395	$21,096	$16,784
9/30/2021	$14,975	$20,220	$16,340
10/31/2021	$15,341	$21,365	$16,775
11/30/2021	$15,190	$20,897	$16,454
12/31/2021	$15,481	$21,790	$16,806
1/31/2022	$14,889	$20,637	$16,157
2/28/2022	$14,631	$20,115	$15,951
3/31/2022	$14,588	$20,667	$15,949
4/30/2022	$13,793	$18,950	$14,974
5/31/2022	$13,857	$18,965	$15,015
6/30/2022	$13,266	$17,322	$14,157
7/31/2022	$13,804	$18,697	$14,853
8/31/2022	$13,328	$17,916	$14,426
9/30/2022	$12,490	$16,250	$13,381
10/31/2022	$12,903	$17,417	$13,815
11/30/2022	$13,585	$18,628	$14,623
12/31/2022	$13,238	$17,837	$14,290
1/31/2023	$13,752	$19,099	$15,069
2/28/2023	$13,328	$18,640	$14,650
3/31/2023	$13,652	$19,216	$14,922
4/30/2023	$13,786	$19,553	$14,990
5/31/2023	$13,507	$19,358	$14,756
6/30/2023	$13,831	$20,528	$15,290
7/31/2023	$14,009	$21,218	$15,655
8/31/2023	$13,847	$20,711	$15,259
9/30/2023	$13,400	$19,818	$14,751
10/31/2023	$13,137	$19,243	$14,345
11/30/2023	$13,927	$21,047	$15,344
12/31/2023	$14,534	$22,080	$16,105
1/31/2024	$14,603	$22,345	$16,008
2/29/2024	$14,809	$23,292	$16,315
3/31/2024	$15,118	$24,041	$16,708
4/30/2024	$14,592	$23,148	$16,183
5/31/2024	$14,969	$24,181	$16,579
6/30/2024	$15,141	$24,673	$16,685
7/31/2024	$15,519	$25,108	$17,119
8/31/2024	$15,880	$25,772	$17,433
9/30/2024	$16,094	$26,244	$17,793
10/31/2024	$15,738	$25,723	$17,443
11/30/2024	$16,189	$26,904	$17,984
12/31/2024	$15,667	$26,202	$17,482
1/31/2025	$15,987	$27,127	$17,881
2/28/2025	$16,225	$26,932	$17,838
3/31/2025	$16,011	$25,733	$17,506
4/30/2025	$16,094	$25,962	$17,641
5/31/2025	$16,391	$27,498	$18,207
6/30/2025	$16,771	$28,685	$18,739
7/31/2025	$16,688	$29,054	$18,893
8/31/2025	$17,024	$29,812	$19,239
9/30/2025	$17,338	$30,770	$19,597
10/31/2025	$17,413	$31,387	$19,735
11/30/2025	$17,564	$31,475	$19,793
12/31/2025	$17,602	$31,730	$19,898

Average Annual Total Returns

I9CE2	1 Year	5 Years	Since Inception 3/21/16
Service Class	12.35%	4.14%	5.95%
MSCI World IndexFootnote Reference(a)	21.09%	12.15%	12.53%
Dow Jones Moderate Portfolio IndexFootnote Reference(b)	13.82%	5.31%	7.29%
Footnote	Description
Footnote(a)	MSCI World Index captures large and mid-cap representation across developed markets countries. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	Dow Jones Moderate Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderate investor risk profile. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$405,613,708
Number of Portfolio Holdings	9
Portfolio Turnover Rate	5%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,026,632

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	49.9%
U.S. Equity Funds	37.5
International Equity Funds	12.6
Other Investment Company	1.5
Repurchase Agreements	0.1
Net Other Assets (Liabilities)Footnote Reference^	(1.6)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Edge 50 VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	49.9%
iShares MSCI EAFE Min Vol Factor ETF	9.9
iShares MSCI USA Value Factor ETF	8.4
iShares MSCI USA Quality Factor ETF	8.2
iShares MSCI USA Momentum Factor ETF	8.0
iShares MSCI USA Min Vol Factor ETF	7.9
iShares MSCI USA Size Factor ETF	5.0
iShares MSCI Emerging Markets Min Vol Factor ETF	2.7

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Edge 50 VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Edge 75 VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Edge 75 VP (the "Portfolio") seeks long-term capital appreciation with capital preservation as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$60	0.56%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 15.47%. For the same period, the Portfolio’s broad-based benchmark, the MSCI World Index, returned 21.09%. The performance benchmark, the Dow Jones Moderately Aggressive Portfolio Index, returned 16.72% over the same period.

  The Portfolio is comprised of exchange-traded funds (“ETFs”) advised by an affiliate of BlackRock Investment Management, LLC, the Portfolio’s sub-adviser.

  The equity allocation of the Portfolio is comprised entirely of “smart beta” or factor-based equity ETFs focused on rewarded risk factors in the equity asset class. These factors have shown historically to provide excess returns and/or lower risk over long investment horizons.

  Specifically, these factors include quality, value, size (smaller companies), momentum and low volatility. The Portfolio is designed to seek exposure to all five factors in U.S. equities, while primarily targeting minimum volatility exposure in non-U.S. equities.

  During the fiscal year ended December 31, 2025, all equity factors represented in the Portfolio posted positive returns and contributed to the Portfolio’s absolute performance. The top contributors to Portfolio performance in the fiscal year included the value, EAFE minimum volatility, and momentum factor funds, all of which posted strong double digit returns during the period.

  Size and U.S. minimum volatility factor funds posted positive returns in the fiscal year, but detracted from benchmark relative performance, as they underperformed their respective benchmarks during the period.

  The sole fixed income fund, which tracks the Bloomberg US Aggregate Bond Index, had positive risk-adjusted return contributions to the Portfolio, but lagged equities in a year of high returns across equity markets.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Edge 75 VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI World Index	Dow Jones Moderately Aggressive Portfolio Index
3/21/2016	$10,000	$10,000	$10,000
3/31/2016	$10,060	$10,028	$10,064
4/30/2016	$10,050	$10,186	$10,183
5/31/2016	$10,120	$10,243	$10,226
6/30/2016	$10,270	$10,129	$10,258
7/31/2016	$10,480	$10,557	$10,657
8/31/2016	$10,410	$10,565	$10,673
9/30/2016	$10,440	$10,622	$10,733
10/31/2016	$10,210	$10,416	$10,525
11/30/2016	$10,220	$10,566	$10,698
12/31/2016	$10,340	$10,819	$10,829
1/31/2017	$10,510	$11,080	$11,096
2/28/2017	$10,810	$11,387	$11,371
3/31/2017	$10,870	$11,508	$11,442
4/30/2017	$11,000	$11,679	$11,581
5/31/2017	$11,230	$11,926	$11,724
6/30/2017	$11,250	$11,972	$11,794
7/31/2017	$11,430	$12,258	$12,044
8/31/2017	$11,514	$12,275	$12,081
9/30/2017	$11,634	$12,551	$12,276
10/31/2017	$11,856	$12,788	$12,484
11/30/2017	$12,097	$13,065	$12,739
12/31/2017	$12,197	$13,242	$12,895
1/31/2018	$12,590	$13,941	$13,427
2/28/2018	$12,248	$13,364	$12,988
3/31/2018	$12,167	$13,072	$12,886
4/30/2018	$12,137	$13,223	$12,915
5/31/2018	$12,268	$13,305	$13,053
6/30/2018	$12,248	$13,299	$13,017
7/31/2018	$12,519	$13,714	$13,273
8/31/2018	$12,770	$13,884	$13,463
9/30/2018	$12,811	$13,961	$13,428
10/31/2018	$12,149	$12,936	$12,529
11/30/2018	$12,312	$13,083	$12,729
12/31/2018	$11,721	$12,088	$11,950
1/31/2019	$12,363	$13,029	$12,861
2/28/2019	$12,628	$13,421	$13,175
3/31/2019	$12,821	$13,597	$13,301
4/30/2019	$13,035	$14,079	$13,644
5/31/2019	$12,648	$13,267	$12,990
6/30/2019	$13,270	$14,141	$13,695
7/31/2019	$13,341	$14,211	$13,758
8/31/2019	$13,323	$13,920	$13,489
9/30/2019	$13,457	$14,217	$13,706
10/31/2019	$13,623	$14,578	$13,980
11/30/2019	$13,860	$14,984	$14,291
12/31/2019	$14,097	$15,433	$14,679
1/31/2020	$14,139	$15,339	$14,529
2/29/2020	$13,344	$14,043	$13,586
3/31/2020	$12,074	$12,184	$11,777
4/30/2020	$13,003	$13,515	$12,940
5/31/2020	$13,457	$14,168	$13,479
6/30/2020	$13,592	$14,543	$13,805
7/31/2020	$14,025	$15,239	$14,418
8/31/2020	$14,524	$16,257	$14,976
9/30/2020	$14,261	$15,696	$14,636
10/31/2020	$13,957	$15,215	$14,547
11/30/2020	$15,165	$17,160	$16,091
12/31/2020	$15,544	$17,888	$16,754
1/31/2021	$15,470	$17,710	$16,748
2/28/2021	$15,617	$18,164	$17,241
3/31/2021	$15,995	$18,768	$17,537
4/30/2021	$16,458	$19,641	$18,183
5/31/2021	$16,647	$19,924	$18,393
6/30/2021	$16,815	$20,221	$18,550
7/31/2021	$17,046	$20,583	$18,608
8/31/2021	$17,327	$21,096	$18,965
9/30/2021	$16,709	$20,220	$18,368
10/31/2021	$17,316	$21,365	$19,041
11/30/2021	$17,045	$20,897	$18,553
12/31/2021	$17,554	$21,790	$19,109
1/31/2022	$16,742	$20,637	$18,238
2/28/2022	$16,395	$20,115	$17,994
3/31/2022	$16,568	$20,667	$18,167
4/30/2022	$15,517	$18,950	$16,938
5/31/2022	$15,593	$18,965	$16,975
6/30/2022	$14,694	$17,322	$15,762
7/31/2022	$15,420	$18,697	$16,723
8/31/2022	$14,854	$17,916	$16,261
9/30/2022	$13,760	$16,250	$14,899
10/31/2022	$14,543	$17,417	$15,624
11/30/2022	$15,406	$18,628	$16,652
12/31/2022	$14,911	$17,837	$16,130
1/31/2023	$15,521	$19,099	$17,166
2/28/2023	$15,015	$18,640	$16,682
3/31/2023	$15,371	$19,216	$16,941
4/30/2023	$15,567	$19,553	$17,013
5/31/2023	$15,176	$19,358	$16,733
6/30/2023	$15,751	$20,528	$17,555
7/31/2023	$16,073	$21,218	$18,110
8/31/2023	$15,830	$20,711	$17,598
9/30/2023	$15,286	$19,818	$16,966
10/31/2023	$14,959	$19,243	$16,410
11/30/2023	$15,975	$21,047	$17,692
12/31/2023	$16,714	$22,080	$18,645
1/31/2024	$16,847	$22,345	$18,544
2/29/2024	$17,331	$23,292	$19,111
3/31/2024	$17,803	$24,041	$19,689
4/30/2024	$17,101	$23,148	$19,012
5/31/2024	$17,633	$24,181	$19,551
6/30/2024	$17,863	$24,673	$19,681
7/31/2024	$18,311	$25,108	$20,210
8/31/2024	$18,834	$25,772	$20,579
9/30/2024	$19,075	$26,244	$21,054
10/31/2024	$18,707	$25,723	$20,659
11/30/2024	$19,392	$26,904	$21,483
12/31/2024	$18,618	$26,202	$20,740
1/31/2025	$19,151	$27,127	$21,353
2/28/2025	$19,379	$26,932	$21,206
3/31/2025	$19,012	$25,733	$20,650
4/30/2025	$19,126	$25,962	$20,795
5/31/2025	$19,722	$27,498	$21,698
6/30/2025	$20,267	$28,685	$22,485
7/31/2025	$20,153	$29,054	$22,743
8/31/2025	$20,643	$29,812	$23,249
9/30/2025	$21,105	$30,770	$23,793
10/31/2025	$21,187	$31,387	$23,995
11/30/2025	$21,390	$31,475	$24,064
12/31/2025	$21,499	$31,730	$24,209

Average Annual Total Returns

I9CF2	1 Year	5 Years	Since Inception 3/21/16
Service Class	15.47%	6.70%	8.14%
MSCI World IndexFootnote Reference(a)	21.09%	12.15%	12.53%
Dow Jones Moderately Aggressive Portfolio IndexFootnote Reference(b)	16.72%	7.64%	9.46%
Footnote	Description
Footnote(a)	MSCI World Index captures large and mid-cap representation across developed markets countries. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$149,965,427
Number of Portfolio Holdings	9
Portfolio Turnover Rate	8%
Total Advisory Fees Paid (net of waivers and reimbursements)	$373,413

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	56.4%
U.S. Fixed Income Funds	24.9
International Equity Funds	18.7
Other Investment Company	0.3
Repurchase Agreements	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Edge 75 VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	24.9%
iShares MSCI EAFE Min Vol Factor ETF	14.9
iShares MSCI USA Quality Factor ETF	12.4
iShares MSCI USA Value Factor ETF	12.4
iShares MSCI USA Min Vol Factor ETF	12.4
iShares MSCI USA Momentum Factor ETF	11.9
iShares MSCI USA Size Factor ETF	7.3
iShares MSCI Emerging Markets Min Vol Factor ETF	4.0

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Edge 75 VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Balanced VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Tactical - Balanced VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$52	0.49%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 13.23%. For the same period, the Portfolio’s broad-based benchmark, the MSCI All Country World Index, returned 22.34%. The performance benchmark, the Transamerica BlackRock iShares Tactical - Balanced VP Blended Benchmark, returned 14.71% over the same period.

  The Portfolio underperformed its blended benchmark, consisting of the MSCI All Country World Index (50%) and Bloomberg US Aggregate Bond Index (50%), during the fiscal year ended December 31, 2025.

  Active asset allocation detracted from performance during the fiscal year, with the majority of the underperformance coming from fixed income positioning.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. An underweight to U.S. equities detracted from performance.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Tactical - Balanced VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI All Country World Index	Transamerica BlackRock iShares Tactical - Growth VP Blended Benchmark
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,762	$9,397	$9,646
2/29/2016	$9,735	$9,332	$9,646
3/31/2016	$10,115	$10,024	$10,150
4/30/2016	$10,212	$10,172	$10,243
5/31/2016	$10,265	$10,185	$10,336
6/30/2016	$10,353	$10,123	$10,383
7/31/2016	$10,635	$10,559	$10,720
8/31/2016	$10,636	$10,595	$10,733
9/30/2016	$10,618	$10,660	$10,747
10/31/2016	$10,423	$10,479	$10,548
11/30/2016	$10,414	$10,558	$10,667
12/31/2016	$10,565	$10,786	$10,852
1/31/2017	$10,654	$11,081	$11,014
2/28/2017	$10,875	$11,392	$11,299
3/31/2017	$10,866	$11,532	$11,349
4/30/2017	$10,982	$11,711	$11,491
5/31/2017	$11,124	$11,970	$11,663
6/30/2017	$11,168	$12,024	$11,723
7/31/2017	$11,292	$12,360	$11,912
8/31/2017	$11,370	$12,408	$11,966
9/30/2017	$11,483	$12,647	$12,149
10/31/2017	$11,605	$12,910	$12,329
11/30/2017	$11,764	$13,160	$12,556
12/31/2017	$11,877	$13,372	$12,684
1/31/2018	$12,158	$14,127	$13,108
2/28/2018	$11,755	$13,533	$12,694
3/31/2018	$11,652	$13,244	$12,541
4/30/2018	$11,595	$13,370	$12,575
5/31/2018	$11,736	$13,387	$12,755
6/30/2018	$11,745	$13,314	$12,765
7/31/2018	$11,933	$13,716	$13,066
8/31/2018	$12,123	$13,824	$13,296
9/30/2018	$12,081	$13,884	$13,303
10/31/2018	$11,473	$12,843	$12,563
11/30/2018	$11,536	$13,031	$12,717
12/31/2018	$11,075	$12,113	$12,060
1/31/2019	$11,631	$13,070	$12,781
2/28/2019	$11,819	$13,419	$13,062
3/31/2019	$12,050	$13,588	$13,293
4/30/2019	$12,312	$14,047	$13,641
5/31/2019	$11,966	$13,214	$13,158
6/30/2019	$12,511	$14,079	$13,854
7/31/2019	$12,584	$14,120	$13,942
8/31/2019	$12,669	$13,785	$13,919
9/30/2019	$12,732	$14,075	$14,083
10/31/2019	$12,890	$14,460	$14,339
11/30/2019	$13,090	$14,813	$14,651
12/31/2019	$13,279	$15,335	$14,948
1/31/2020	$13,416	$15,166	$15,007
2/29/2020	$13,185	$13,941	$14,234
3/31/2020	$12,532	$12,059	$12,855
4/30/2020	$12,995	$13,351	$13,997
5/31/2020	$13,216	$13,931	$14,488
6/30/2020	$13,416	$14,376	$14,777
7/31/2020	$13,700	$15,137	$15,384
8/31/2020	$13,951	$16,063	$16,022
9/30/2020	$13,765	$15,545	$15,626
10/31/2020	$13,672	$15,167	$15,304
11/30/2020	$14,242	$17,037	$16,720
12/31/2020	$14,498	$17,828	$17,233
1/31/2021	$14,440	$17,747	$17,088
2/28/2021	$14,370	$18,158	$17,320
3/31/2021	$14,370	$18,643	$17,668
4/30/2021	$14,778	$19,458	$18,298
5/31/2021	$14,836	$19,761	$18,487
6/30/2021	$15,057	$20,021	$18,775
7/31/2021	$15,290	$20,159	$19,076
8/31/2021	$15,471	$20,664	$19,426
9/30/2021	$14,956	$19,810	$18,786
10/31/2021	$15,395	$20,821	$19,574
11/30/2021	$15,320	$20,320	$19,367
12/31/2021	$15,458	$21,133	$19,947
1/31/2022	$14,717	$20,095	$19,015
2/28/2022	$14,428	$19,576	$18,608
3/31/2022	$14,240	$20,000	$18,815
4/30/2022	$13,399	$18,399	$17,437
5/31/2022	$13,449	$18,420	$17,495
6/30/2022	$12,871	$16,868	$16,360
7/31/2022	$13,386	$18,046	$17,444
8/31/2022	$12,918	$17,381	$16,791
9/30/2022	$12,149	$15,717	$15,455
10/31/2022	$12,219	$16,666	$16,210
11/30/2022	$12,764	$17,958	$17,174
12/31/2022	$12,456	$17,252	$16,592
1/31/2023	$13,029	$18,488	$17,582
2/28/2023	$12,694	$17,958	$17,136
3/31/2023	$12,918	$18,512	$17,638
4/30/2023	$13,029	$18,778	$17,871
5/31/2023	$12,890	$18,577	$17,709
6/30/2023	$13,253	$19,656	$18,483
7/31/2023	$13,477	$20,375	$18,911
8/31/2023	$13,201	$19,806	$18,551
9/30/2023	$12,621	$18,987	$17,787
10/31/2023	$12,309	$18,416	$17,323
11/30/2023	$13,088	$20,116	$18,717
12/31/2023	$13,825	$21,082	$19,660
1/31/2024	$13,811	$21,206	$19,775
2/29/2024	$14,051	$22,116	$20,320
3/31/2024	$14,391	$22,810	$20,849
4/30/2024	$13,811	$22,057	$20,086
5/31/2024	$14,278	$22,953	$20,759
6/30/2024	$14,476	$23,464	$21,142
7/31/2024	$14,717	$23,843	$21,529
8/31/2024	$14,981	$24,448	$22,004
9/30/2024	$15,232	$25,016	$22,451
10/31/2024	$14,952	$24,455	$21,931
11/30/2024	$15,349	$25,370	$22,575
12/31/2024	$15,055	$24,769	$22,090
1/31/2025	$15,335	$25,600	$22,644
2/28/2025	$15,393	$25,446	$22,698
3/31/2025	$15,055	$24,441	$22,073
4/30/2025	$15,099	$24,669	$22,243
5/31/2025	$15,541	$26,087	$23,090
6/30/2025	$15,967	$27,258	$23,922
7/31/2025	$16,041	$27,628	$24,131
8/31/2025	$16,347	$28,310	$24,634
9/30/2025	$16,712	$29,336	$25,340
10/31/2025	$16,925	$29,992	$25,784
11/30/2025	$16,971	$29,989	$25,830
12/31/2025	$17,047	$30,302	$26,007

Average Annual Total Returns

IXFN1	1 Year	5 Years	10 Years
Initial Class	13.23%	3.29%	5.48%
MSCI All Country World IndexFootnote Reference(a)	22.34%	11.19%	11.72%
Transamerica BlackRock iShares Tactical - Balanced VP Blended BenchmarkFootnote Reference(b)	14.71%	5.68%	7.83%
Footnote	Description
Footnote(a)	MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	The Transamerica BlackRock iShares Tactical – Balanced VP Blended Benchmark consists of the following: MSCI All Country World Index, 50% and Bloomberg US Aggregate Bond Index, 50%. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$310,705,670
Number of Portfolio Holdings	13
Portfolio Turnover Rate	41%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,427,098

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Fixed Income Funds	44.6%
U.S. Equity Funds	30.0
International Equity Funds	21.0
Other Investment Company	7.9
Repurchase Agreements	4.0
Net Other Assets (Liabilities)Footnote Reference^	(7.5)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Tactical - Balanced VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares 0-1 Year Treasury Bond ETF	23.6%
iShares Core S&P Total U.S. Stock Market ETF	19.0
iShares Core U.S. Aggregate Bond ETF	13.8
iShares Core S&P 500 ETF	11.0
iShares Broad USD Investment Grade Corporate Bond ETF	6.1
iShares Core MSCI EAFE ETF	5.9
iShares MSCI EAFE ETF	5.1
iShares MSCI Emerging Markets ETF	3.1
iShares MSCI Japan ETF	2.9
iShares Core MSCI Emerging Markets ETF	2.4

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2025. For more complete information, you may review the Portfolio's prospectus, as supplemented, at www.transamerica.com/financial-pro/annuities/prospectus or upon request at

800-851-9777. The Portfolio's next prospectus will be available by May 1, 2026.

Effective August 1, 2025, and as set forth in the Supplement to the Portfolio’s prospectus dated June 16, 2025, the following occurred:

  Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, contractually agreed, through May 1, 2026, to waive an additional 0.03% of the Portfolio’s management fee. This amount waived by TAM is not subject to recapture; and

  The Portfolio’s Annual Fund Operating Expenses were restated to reflect the additional management fee waiver and resulting lower Portfolio expenses.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Balanced VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Balanced VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Tactical - Balanced VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$79	0.74%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 13.00%. For the same period, the Portfolio’s broad-based benchmark, the MSCI All Country World Index, returned 22.34%. The performance benchmark, the Transamerica BlackRock iShares Tactical - Balanced VP Blended Benchmark, returned 14.71% over the same period.

  The Portfolio underperformed its blended benchmark, consisting of the MSCI All Country World Index (50%) and Bloomberg US Aggregate Bond Index (50%), during the fiscal year ended December 31, 2025.

  Active asset allocation detracted from performance during the fiscal year, with the majority of the underperformance coming from fixed income positioning.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. An underweight to U.S. equities detracted from performance.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Tactical - Balanced VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI All Country World Index	Transamerica BlackRock iShares Tactical - Growth VP Blended Benchmark
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,750	$9,397	$9,646
2/29/2016	$9,732	$9,332	$9,646
3/31/2016	$10,107	$10,024	$10,150
4/30/2016	$10,196	$10,172	$10,243
5/31/2016	$10,250	$10,185	$10,336
6/30/2016	$10,339	$10,123	$10,383
7/31/2016	$10,616	$10,559	$10,720
8/31/2016	$10,619	$10,595	$10,733
9/30/2016	$10,601	$10,660	$10,747
10/31/2016	$10,395	$10,479	$10,548
11/30/2016	$10,386	$10,558	$10,667
12/31/2016	$10,538	$10,786	$10,852
1/31/2017	$10,619	$11,081	$11,014
2/28/2017	$10,833	$11,392	$11,299
3/31/2017	$10,833	$11,532	$11,349
4/30/2017	$10,950	$11,711	$11,491
5/31/2017	$11,084	$11,970	$11,663
6/30/2017	$11,120	$12,024	$11,723
7/31/2017	$11,245	$12,360	$11,912
8/31/2017	$11,325	$12,408	$11,966
9/30/2017	$11,429	$12,647	$12,149
10/31/2017	$11,551	$12,910	$12,329
11/30/2017	$11,712	$13,160	$12,556
12/31/2017	$11,806	$13,372	$12,684
1/31/2018	$12,090	$14,127	$13,108
2/28/2018	$11,684	$13,533	$12,694
3/31/2018	$11,589	$13,244	$12,541
4/30/2018	$11,523	$13,370	$12,575
5/31/2018	$11,665	$13,387	$12,755
6/30/2018	$11,674	$13,314	$12,765
7/31/2018	$11,854	$13,716	$13,066
8/31/2018	$12,042	$13,824	$13,296
9/30/2018	$12,000	$13,884	$13,303
10/31/2018	$11,388	$12,843	$12,563
11/30/2018	$11,451	$13,031	$12,717
12/31/2018	$10,987	$12,113	$12,060
1/31/2019	$11,536	$13,070	$12,781
2/28/2019	$11,726	$13,419	$13,062
3/31/2019	$11,947	$13,588	$13,293
4/30/2019	$12,211	$14,047	$13,641
5/31/2019	$11,863	$13,214	$13,158
6/30/2019	$12,400	$14,079	$13,854
7/31/2019	$12,464	$14,120	$13,942
8/31/2019	$12,547	$13,785	$13,919
9/30/2019	$12,611	$14,075	$14,083
10/31/2019	$12,769	$14,460	$14,339
11/30/2019	$12,959	$14,813	$14,651
12/31/2019	$13,149	$15,335	$14,948
1/31/2020	$13,276	$15,166	$15,007
2/29/2020	$13,054	$13,941	$14,234
3/31/2020	$12,399	$12,059	$12,855
4/30/2020	$12,854	$13,351	$13,997
5/31/2020	$13,065	$13,931	$14,488
6/30/2020	$13,255	$14,376	$14,777
7/31/2020	$13,540	$15,137	$15,384
8/31/2020	$13,789	$16,063	$16,022
9/30/2020	$13,602	$15,545	$15,626
10/31/2020	$13,497	$15,167	$15,304
11/30/2020	$14,057	$17,037	$16,720
12/31/2020	$14,314	$17,828	$17,233
1/31/2021	$14,256	$17,747	$17,088
2/28/2021	$14,186	$18,158	$17,320
3/31/2021	$14,174	$18,643	$17,668
4/30/2021	$14,582	$19,458	$18,298
5/31/2021	$14,629	$19,761	$18,487
6/30/2021	$14,839	$20,021	$18,775
7/31/2021	$15,072	$20,159	$19,076
8/31/2021	$15,254	$20,664	$19,426
9/30/2021	$14,737	$19,810	$18,786
10/31/2021	$15,166	$20,821	$19,574
11/30/2021	$15,090	$20,320	$19,367
12/31/2021	$15,229	$21,133	$19,947
1/31/2022	$14,498	$20,095	$19,015
2/28/2022	$14,195	$19,576	$18,608
3/31/2022	$14,006	$20,000	$18,815
4/30/2022	$13,186	$18,399	$17,437
5/31/2022	$13,237	$18,420	$17,495
6/30/2022	$12,657	$16,868	$16,360
7/31/2022	$13,174	$18,046	$17,444
8/31/2022	$12,698	$17,381	$16,791
9/30/2022	$11,941	$15,717	$15,455
10/31/2022	$11,997	$16,666	$16,210
11/30/2022	$12,544	$17,958	$17,174
12/31/2022	$12,236	$17,252	$16,592
1/31/2023	$12,796	$18,488	$17,582
2/28/2023	$12,460	$17,958	$17,136
3/31/2023	$12,684	$18,512	$17,638
4/30/2023	$12,796	$18,778	$17,871
5/31/2023	$12,642	$18,577	$17,709
6/30/2023	$12,993	$19,656	$18,483
7/31/2023	$13,217	$20,375	$18,911
8/31/2023	$12,945	$19,806	$18,551
9/30/2023	$12,364	$18,987	$17,787
10/31/2023	$12,067	$18,416	$17,323
11/30/2023	$12,831	$20,116	$18,717
12/31/2023	$13,539	$21,082	$19,660
1/31/2024	$13,539	$21,206	$19,775
2/29/2024	$13,766	$22,116	$20,320
3/31/2024	$14,092	$22,810	$20,849
4/30/2024	$13,525	$22,057	$20,086
5/31/2024	$13,978	$22,953	$20,759
6/30/2024	$14,163	$23,464	$21,142
7/31/2024	$14,403	$23,843	$21,529
8/31/2024	$14,657	$24,448	$22,004
9/30/2024	$14,892	$25,016	$22,451
10/31/2024	$14,628	$24,455	$21,931
11/30/2024	$15,010	$25,370	$22,575
12/31/2024	$14,716	$24,769	$22,090
1/31/2025	$14,980	$25,600	$22,644
2/28/2025	$15,039	$25,446	$22,698
3/31/2025	$14,716	$24,441	$22,073
4/30/2025	$14,745	$24,669	$22,243
5/31/2025	$15,171	$26,087	$23,090
6/30/2025	$15,583	$27,258	$23,922
7/31/2025	$15,656	$27,628	$24,131
8/31/2025	$15,962	$28,310	$24,634
9/30/2025	$16,295	$29,336	$25,340
10/31/2025	$16,508	$29,992	$25,784
11/30/2025	$16,553	$29,989	$25,830
12/31/2025	$16,629	$30,302	$26,007

Average Annual Total Returns

IXFN2	1 Year	5 Years	10 Years
Service Class	13.00%	3.04%	5.22%
MSCI All Country World IndexFootnote Reference(a)	22.34%	11.19%	11.72%
Transamerica BlackRock iShares Tactical - Balanced VP Blended BenchmarkFootnote Reference(b)	14.71%	5.68%	7.83%
Footnote	Description
Footnote(a)	MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	The Transamerica BlackRock iShares Tactical – Balanced VP Blended Benchmark consists of the following: MSCI All Country World Index, 50% and Bloomberg US Aggregate Bond Index, 50%. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$310,705,670
Number of Portfolio Holdings	13
Portfolio Turnover Rate	41%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,427,098

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Fixed Income Funds	44.6%
U.S. Equity Funds	30.0
International Equity Funds	21.0
Other Investment Company	7.9
Repurchase Agreements	4.0
Net Other Assets (Liabilities)Footnote Reference^	(7.5)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Tactical - Balanced VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares 0-1 Year Treasury Bond ETF	23.6%
iShares Core S&P Total U.S. Stock Market ETF	19.0
iShares Core U.S. Aggregate Bond ETF	13.8
iShares Core S&P 500 ETF	11.0
iShares Broad USD Investment Grade Corporate Bond ETF	6.1
iShares Core MSCI EAFE ETF	5.9
iShares MSCI EAFE ETF	5.1
iShares MSCI Emerging Markets ETF	3.1
iShares MSCI Japan ETF	2.9
iShares Core MSCI Emerging Markets ETF	2.4

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2025. For more complete information, you may review the Portfolio's prospectus, as supplemented, at www.transamerica.com/financial-pro/annuities/prospectus or upon request at

800-851-9777. The Portfolio's next prospectus will be available by May 1, 2026.

Effective August 1, 2025, and as set forth in the Supplement to the Portfolio’s prospectus dated June 16, 2025, the following occurred:

  Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, contractually agreed, through May 1, 2026, to waive an additional 0.03% of the Portfolio’s management fee. This amount waived by TAM is not subject to recapture; and

  The Portfolio’s Annual Fund Operating Expenses were restated to reflect the additional management fee waiver and resulting lower Portfolio expenses.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Balanced VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Conservative VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Tactical - Conservative VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$54	0.51%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 11.03%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%. The performance benchmark, the Transamerica BlackRock iShares Tactical - Conservative VP Blended Benchmark, returned 12.46% over the same period.

  The Portfolio underperformed its blended benchmark, consisting of the MSCI All Country World Index (35%) and Bloomberg US Aggregate Bond Index (65%), during the fiscal year ended December 31, 2025.

  Active asset allocation detracted from performance during the fiscal year, with the majority of the underperformance coming from fixed income positioning.

  Within the asset allocation strategy, an equity overweight contributed to performance during the period, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the latter part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the period, also contributed to performance. However, an underweight to U.S. equities detracted from performance.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the Portfolio’s sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Tactical - Conservative VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index	Transamerica BlackRock iShares Tactical - Conservative VP Blended Benchmark
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,864	$10,138	$9,896
2/29/2016	$9,828	$10,210	$9,956
3/31/2016	$10,163	$10,303	$10,295
4/30/2016	$10,244	$10,343	$10,370
5/31/2016	$10,299	$10,345	$10,428
6/30/2016	$10,452	$10,531	$10,603
7/31/2016	$10,697	$10,598	$10,838
8/31/2016	$10,704	$10,586	$10,841
9/30/2016	$10,677	$10,580	$10,826
10/31/2016	$10,485	$10,499	$10,645
11/30/2016	$10,422	$10,250	$10,565
12/31/2016	$10,522	$10,265	$10,672
1/31/2017	$10,604	$10,285	$10,760
2/28/2017	$10,804	$10,354	$10,953
3/31/2017	$10,795	$10,349	$10,960
4/30/2017	$10,904	$10,428	$11,077
5/31/2017	$11,032	$10,509	$11,203
6/30/2017	$11,068	$10,498	$11,252
7/31/2017	$11,168	$10,543	$11,359
8/31/2017	$11,266	$10,638	$11,450
9/30/2017	$11,333	$10,587	$11,511
10/31/2017	$11,429	$10,593	$11,603
11/30/2017	$11,553	$10,580	$11,716
12/31/2017	$11,648	$10,628	$11,816
1/31/2018	$11,820	$10,506	$11,928
2/28/2018	$11,505	$10,406	$11,652
3/31/2018	$11,457	$10,473	$11,640
4/30/2018	$11,371	$10,395	$11,589
5/31/2018	$11,524	$10,469	$11,743
6/30/2018	$11,533	$10,456	$11,737
7/31/2018	$11,677	$10,459	$11,879
8/31/2018	$11,856	$10,526	$12,043
9/30/2018	$11,793	$10,458	$11,986
10/31/2018	$11,307	$10,376	$11,562
11/30/2018	$11,381	$10,438	$11,666
12/31/2018	$11,075	$10,629	$11,474
1/31/2019	$11,529	$10,742	$11,910
2/28/2019	$11,687	$10,736	$12,040
3/31/2019	$11,920	$10,942	$12,296
4/30/2019	$12,120	$10,945	$12,456
5/31/2019	$11,930	$11,139	$12,375
6/30/2019	$12,384	$11,279	$12,814
7/31/2019	$12,447	$11,304	$12,878
8/31/2019	$12,650	$11,597	$13,129
9/30/2019	$12,650	$11,535	$13,138
10/31/2019	$12,777	$11,570	$13,269
11/30/2019	$12,936	$11,564	$13,419
12/31/2019	$13,053	$11,556	$13,528
1/31/2020	$13,275	$11,778	$13,751
2/29/2020	$13,191	$11,990	$13,569
3/31/2020	$12,629	$11,920	$12,782
4/30/2020	$13,042	$12,132	$13,544
5/31/2020	$13,233	$12,188	$13,822
6/30/2020	$13,445	$12,265	$14,029
7/31/2020	$13,763	$12,448	$14,506
8/31/2020	$13,890	$12,348	$14,687
9/30/2020	$13,775	$12,341	$14,498
10/31/2020	$13,683	$12,286	$14,313
11/30/2020	$14,156	$12,406	$15,113
12/31/2020	$14,387	$12,423	$15,362
1/31/2021	$14,283	$12,334	$15,211
2/28/2021	$14,110	$12,156	$15,158
3/31/2021	$14,017	$12,005	$15,157
4/30/2021	$14,363	$12,099	$15,507
5/31/2021	$14,433	$12,139	$15,619
6/30/2021	$14,663	$12,224	$15,871
7/31/2021	$14,894	$12,361	$16,109
8/31/2021	$15,024	$12,337	$16,240
9/30/2021	$14,605	$12,230	$15,865
10/31/2021	$14,923	$12,227	$16,234
11/30/2021	$14,897	$12,263	$16,201
12/31/2021	$15,024	$12,232	$16,398
1/31/2022	$14,428	$11,968	$15,755
2/28/2022	$14,161	$11,835	$15,484
3/31/2022	$13,933	$11,506	$15,334
4/30/2022	$13,197	$11,069	$14,374
5/31/2022	$13,210	$11,141	$14,418
6/30/2022	$12,778	$10,966	$13,819
7/31/2022	$13,210	$11,234	$14,468
8/31/2022	$12,836	$10,917	$13,992
9/30/2022	$12,192	$10,445	$13,090
10/31/2022	$12,110	$10,310	$13,314
11/30/2022	$12,562	$10,689	$13,978
12/31/2022	$12,452	$10,641	$13,673
1/31/2023	$12,946	$10,968	$14,341
2/28/2023	$12,617	$10,684	$13,940
3/31/2023	$12,863	$10,956	$14,337
4/30/2023	$12,946	$11,022	$14,462
5/31/2023	$12,795	$10,902	$14,296
6/30/2023	$12,987	$10,863	$14,614
7/31/2023	$13,137	$10,856	$14,773
8/31/2023	$12,908	$10,786	$14,559
9/30/2023	$12,379	$10,512	$14,023
10/31/2023	$12,143	$10,346	$13,688
11/30/2023	$12,741	$10,815	$14,610
12/31/2023	$13,395	$11,229	$15,334
1/31/2024	$13,339	$11,198	$15,324
2/29/2024	$13,450	$11,040	$15,429
3/31/2024	$13,729	$11,142	$15,709
4/30/2024	$13,228	$10,860	$15,169
5/31/2024	$13,603	$11,044	$15,552
6/30/2024	$13,770	$11,149	$15,769
7/31/2024	$14,021	$11,409	$16,097
8/31/2024	$14,255	$11,573	$16,391
9/30/2024	$14,471	$11,728	$16,666
10/31/2024	$14,197	$11,437	$16,267
11/30/2024	$14,515	$11,558	$16,592
12/31/2024	$14,255	$11,369	$16,278
1/31/2025	$14,457	$11,430	$16,525
2/28/2025	$14,573	$11,681	$16,726
3/31/2025	$14,341	$11,685	$16,499
4/30/2025	$14,356	$11,731	$16,595
5/31/2025	$14,645	$11,647	$16,852
6/30/2025	$14,977	$11,826	$17,285
7/31/2025	$15,021	$11,795	$17,338
8/31/2025	$15,272	$11,936	$17,622
9/30/2025	$15,557	$12,067	$17,971
10/31/2025	$15,722	$12,142	$18,184
11/30/2025	$15,767	$12,217	$18,257
12/31/2025	$15,827	$12,199	$18,306

Average Annual Total Returns

IXFM1	1 Year	5 Years	10 Years
Initial Class	11.03%	1.93%	4.70%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Transamerica BlackRock iShares Tactical - Conservative VP Blended BenchmarkFootnote Reference(b)	12.46%	3.57%	6.23%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	The Transamerica BlackRock iShares Tactical – Conservative VP Blended Benchmark consists of the following: MSCI All Country World Index, 35%; and Bloomberg US Aggregate Bond Index, 65%. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$151,965,880
Number of Portfolio Holdings	13
Portfolio Turnover Rate	35%
Total Advisory Fees Paid (net of waivers and reimbursements)	$702,524

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Fixed Income Funds	59.6%
Other Investment Company	21.9
U.S. Equity Funds	20.6
International Equity Funds	15.9
Repurchase Agreements	4.1
Net Other Assets (Liabilities)Footnote Reference^	(22.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Tactical - Conservative VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	26.9%
iShares 0-1 Year Treasury Bond ETF	23.7
iShares Core S&P Total U.S. Stock Market ETF	13.8
iShares Broad USD Investment Grade Corporate Bond ETF	8.0
iShares Core S&P 500 ETF	6.8
iShares Core MSCI EAFE ETF	4.2
iShares MSCI EAFE ETF	3.5
iShares MSCI Japan ETF	3.0
iShares Core MSCI Emerging Markets ETF	2.1
iShares MSCI Emerging Markets ETF	1.8

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2025. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at www.transamerica.com/financial-pro/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available by May 1, 2026.

Effective August 1, 2025, and as set forth in the Supplement to the Portfolio’s prospectus dated June 16, 2025, the following occurred:

  Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, contractually agreed, through May 1, 2026, to waive an additional 0.04% of the Portfolio’s management fee. This arrangement is not subject to recapture; and

  The Portfolio’s Annual Fund Operating Expenses were restated to reflect the additional management fee waiver and resulting lower Portfolio expenses.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Conservative VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Conservative VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Tactical - Conservative VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777. This report describes changes to the Portfolio that occurred during the reporting period.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$80	0.76%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 10.65%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%. The performance benchmark, the Transamerica BlackRock iShares Tactical - Conservative VP Blended Benchmark, returned 12.46% over the same period.

  The Portfolio underperformed its blended benchmark, consisting of the MSCI All Country World Index (35%) and Bloomberg US Aggregate Bond Index (65%), during the fiscal year ended December 31, 2025.

  Active asset allocation detracted from performance during the fiscal year, with the majority of the underperformance coming from fixed income positioning.

  Within the asset allocation strategy, an equity overweight contributed to performance during the period, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the latter part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the period, also contributed to performance. However, an underweight to U.S. equities detracted from performance.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the Portfolio’s sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Tactical - Conservative VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index	Transamerica BlackRock iShares Tactical - Conservative VP Blended Benchmark
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,854	$10,138	$9,896
2/29/2016	$9,826	$10,210	$9,956
3/31/2016	$10,155	$10,303	$10,295
4/30/2016	$10,237	$10,343	$10,370
5/31/2016	$10,283	$10,345	$10,428
6/30/2016	$10,438	$10,531	$10,603
7/31/2016	$10,685	$10,598	$10,838
8/31/2016	$10,681	$10,586	$10,841
9/30/2016	$10,663	$10,580	$10,826
10/31/2016	$10,470	$10,499	$10,645
11/30/2016	$10,397	$10,250	$10,565
12/31/2016	$10,498	$10,265	$10,672
1/31/2017	$10,571	$10,285	$10,760
2/28/2017	$10,773	$10,354	$10,953
3/31/2017	$10,754	$10,349	$10,960
4/30/2017	$10,864	$10,428	$11,077
5/31/2017	$10,984	$10,509	$11,203
6/30/2017	$11,029	$10,498	$11,252
7/31/2017	$11,121	$10,543	$11,359
8/31/2017	$11,215	$10,638	$11,450
9/30/2017	$11,282	$10,587	$11,511
10/31/2017	$11,378	$10,593	$11,603
11/30/2017	$11,493	$10,580	$11,716
12/31/2017	$11,589	$10,628	$11,816
1/31/2018	$11,762	$10,506	$11,928
2/28/2018	$11,435	$10,406	$11,652
3/31/2018	$11,387	$10,473	$11,640
4/30/2018	$11,311	$10,395	$11,589
5/31/2018	$11,455	$10,469	$11,743
6/30/2018	$11,464	$10,456	$11,737
7/31/2018	$11,598	$10,459	$11,879
8/31/2018	$11,777	$10,526	$12,043
9/30/2018	$11,703	$10,458	$11,986
10/31/2018	$11,226	$10,376	$11,562
11/30/2018	$11,300	$10,438	$11,666
12/31/2018	$10,992	$10,629	$11,474
1/31/2019	$11,438	$10,742	$11,910
2/28/2019	$11,597	$10,736	$12,040
3/31/2019	$11,830	$10,942	$12,296
4/30/2019	$12,021	$10,945	$12,456
5/31/2019	$11,819	$11,139	$12,375
6/30/2019	$12,275	$11,279	$12,814
7/31/2019	$12,339	$11,304	$12,878
8/31/2019	$12,531	$11,597	$13,129
9/30/2019	$12,531	$11,535	$13,138
10/31/2019	$12,658	$11,570	$13,269
11/30/2019	$12,807	$11,564	$13,419
12/31/2019	$12,923	$11,556	$13,528
1/31/2020	$13,136	$11,778	$13,751
2/29/2020	$13,051	$11,990	$13,569
3/31/2020	$12,499	$11,920	$12,782
4/30/2020	$12,902	$12,132	$13,544
5/31/2020	$13,082	$12,188	$13,822
6/30/2020	$13,295	$12,265	$14,029
7/31/2020	$13,602	$12,448	$14,506
8/31/2020	$13,729	$12,348	$14,687
9/30/2020	$13,613	$12,341	$14,498
10/31/2020	$13,521	$12,286	$14,313
11/30/2020	$13,982	$12,406	$15,113
12/31/2020	$14,202	$12,423	$15,362
1/31/2021	$14,098	$12,334	$15,211
2/28/2021	$13,936	$12,156	$15,158
3/31/2021	$13,832	$12,005	$15,157
4/30/2021	$14,178	$12,099	$15,507
5/31/2021	$14,236	$12,139	$15,619
6/30/2021	$14,467	$12,224	$15,871
7/31/2021	$14,686	$12,361	$16,109
8/31/2021	$14,812	$12,337	$16,240
9/30/2021	$14,394	$12,230	$15,865
10/31/2021	$14,698	$12,227	$16,234
11/30/2021	$14,685	$12,263	$16,201
12/31/2021	$14,799	$12,232	$16,398
1/31/2022	$14,204	$11,968	$15,755
2/28/2022	$13,950	$11,835	$15,484
3/31/2022	$13,710	$11,506	$15,334
4/30/2022	$12,988	$11,069	$14,374
5/31/2022	$13,000	$11,141	$14,418
6/30/2022	$12,569	$10,966	$13,819
7/31/2022	$12,988	$11,234	$14,468
8/31/2022	$12,622	$10,917	$13,992
9/30/2022	$11,995	$10,445	$13,090
10/31/2022	$11,899	$10,310	$13,314
11/30/2022	$12,336	$10,689	$13,978
12/31/2022	$12,240	$10,641	$13,673
1/31/2023	$12,718	$10,968	$14,341
2/28/2023	$12,390	$10,684	$13,940
3/31/2023	$12,636	$10,956	$14,337
4/30/2023	$12,704	$11,022	$14,462
5/31/2023	$12,554	$10,902	$14,296
6/30/2023	$12,745	$10,863	$14,614
7/31/2023	$12,882	$10,856	$14,773
8/31/2023	$12,670	$10,786	$14,559
9/30/2023	$12,145	$10,512	$14,023
10/31/2023	$11,910	$10,346	$13,688
11/30/2023	$12,490	$10,815	$14,610
12/31/2023	$13,126	$11,229	$15,334
1/31/2024	$13,071	$11,198	$15,324
2/29/2024	$13,181	$11,040	$15,429
3/31/2024	$13,444	$11,142	$15,709
4/30/2024	$12,960	$10,860	$15,169
5/31/2024	$13,319	$11,044	$15,552
6/30/2024	$13,485	$11,149	$15,769
7/31/2024	$13,720	$11,409	$16,097
8/31/2024	$13,956	$11,573	$16,391
9/30/2024	$14,157	$11,728	$16,666
10/31/2024	$13,885	$11,437	$16,267
11/30/2024	$14,200	$11,558	$16,592
12/31/2024	$13,942	$11,369	$16,278
1/31/2025	$14,128	$11,430	$16,525
2/28/2025	$14,243	$11,681	$16,726
3/31/2025	$14,014	$11,685	$16,499
4/30/2025	$14,028	$11,731	$16,595
5/31/2025	$14,300	$11,647	$16,852
6/30/2025	$14,630	$11,826	$17,285
7/31/2025	$14,673	$11,795	$17,338
8/31/2025	$14,909	$11,936	$17,622
9/30/2025	$15,175	$12,067	$17,971
10/31/2025	$15,338	$12,142	$18,184
11/30/2025	$15,383	$12,217	$18,257
12/31/2025	$15,427	$12,199	$18,306

Average Annual Total Returns

IXFM2	1 Year	5 Years	10 Years
Service Class	10.65%	1.67%	4.43%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Transamerica BlackRock iShares Tactical - Conservative VP Blended BenchmarkFootnote Reference(b)	12.46%	3.57%	6.23%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	The Transamerica BlackRock iShares Tactical – Conservative VP Blended Benchmark consists of the following: MSCI All Country World Index, 35%; and Bloomberg US Aggregate Bond Index, 65%. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$151,965,880
Number of Portfolio Holdings	13
Portfolio Turnover Rate	35%
Total Advisory Fees Paid (net of waivers and reimbursements)	$702,524

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Fixed Income Funds	59.6%
Other Investment Company	21.9
U.S. Equity Funds	20.6
International Equity Funds	15.9
Repurchase Agreements	4.1
Net Other Assets (Liabilities)Footnote Reference^	(22.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Tactical - Conservative VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core U.S. Aggregate Bond ETF	26.9%
iShares 0-1 Year Treasury Bond ETF	23.7
iShares Core S&P Total U.S. Stock Market ETF	13.8
iShares Broad USD Investment Grade Corporate Bond ETF	8.0
iShares Core S&P 500 ETF	6.8
iShares Core MSCI EAFE ETF	4.2
iShares MSCI EAFE ETF	3.5
iShares MSCI Japan ETF	3.0
iShares Core MSCI Emerging Markets ETF	2.1
iShares MSCI Emerging Markets ETF	1.8

Material Portfolio Changes

This is a summary of certain changes to the Portfolio since January 1, 2025. For more complete information, you may review the Portfolio’s prospectus, as supplemented, at www.transamerica.com/financial-pro/annuities/prospectus or upon request at 800-851-9777. The Portfolio’s next prospectus will be available by May 1, 2026.

Effective August 1, 2025, and as set forth in the Supplement to the Portfolio’s prospectus dated June 16, 2025, the following occurred:

  Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, contractually agreed, through May 1, 2026, to waive an additional 0.04% of the Portfolio’s management fee. This arrangement is not subject to recapture; and

  The Portfolio’s Annual Fund Operating Expenses were restated to reflect the additional management fee waiver and resulting lower Portfolio expenses.

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Conservative VP

Service Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Growth VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Tactical - Growth VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$55	0.51%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 15.81%. For the same period, the Portfolio’s broad-based benchmark, the MSCI All Country World Index, returned 22.34%. The performance benchmark, the Transamerica BlackRock iShares Tactical - Growth VP Blended Benchmark, returned 17.73% over the same period.

  The Portfolio underperformed its blended benchmark, consisting of the MSCI All Country World Index (70%) and Bloomberg US Aggregate Bond Index (30%), during the fiscal year ended December 31, 2025.

  Active asset allocation detracted from performance during the fiscal year, with the majority of the underperformance coming from fixed income positioning.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. An underweight to U.S. equities detracted from performance.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Tactical - Growth VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI All Country World Index	Transamerica BlackRock iShares Tactical - Growth VP Blended Benchmark
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,691	$9,397	$9,646
2/29/2016	$9,600	$9,332	$9,646
3/31/2016	$10,036	$10,024	$10,150
4/30/2016	$10,136	$10,172	$10,243
5/31/2016	$10,191	$10,185	$10,336
6/30/2016	$10,182	$10,123	$10,383
7/31/2016	$10,500	$10,559	$10,720
8/31/2016	$10,500	$10,595	$10,733
9/30/2016	$10,490	$10,660	$10,747
10/31/2016	$10,282	$10,479	$10,548
11/30/2016	$10,336	$10,558	$10,667
12/31/2016	$10,509	$10,786	$10,852
1/31/2017	$10,627	$11,081	$11,014
2/28/2017	$10,890	$11,392	$11,299
3/31/2017	$10,908	$11,532	$11,349
4/30/2017	$11,026	$11,711	$11,491
5/31/2017	$11,181	$11,970	$11,663
6/30/2017	$11,226	$12,024	$11,723
7/31/2017	$11,381	$12,360	$11,912
8/31/2017	$11,429	$12,408	$11,966
9/30/2017	$11,599	$12,647	$12,149
10/31/2017	$11,759	$12,910	$12,329
11/30/2017	$11,986	$13,160	$12,556
12/31/2017	$12,099	$13,372	$12,684
1/31/2018	$12,533	$14,127	$13,108
2/28/2018	$12,061	$13,533	$12,694
3/31/2018	$11,863	$13,244	$12,541
4/30/2018	$11,825	$13,370	$12,575
5/31/2018	$11,938	$13,387	$12,755
6/30/2018	$11,986	$13,314	$12,765
7/31/2018	$12,240	$13,716	$13,066
8/31/2018	$12,449	$13,824	$13,296
9/30/2018	$12,438	$13,884	$13,303
10/31/2018	$11,723	$12,843	$12,563
11/30/2018	$11,799	$13,031	$12,717
12/31/2018	$11,192	$12,113	$12,060
1/31/2019	$11,788	$13,070	$12,781
2/28/2019	$12,048	$13,419	$13,062
3/31/2019	$12,254	$13,588	$13,293
4/30/2019	$12,612	$14,047	$13,641
5/31/2019	$12,070	$13,214	$13,158
6/30/2019	$12,742	$14,079	$13,854
7/31/2019	$12,818	$14,120	$13,942
8/31/2019	$12,774	$13,785	$13,919
9/30/2019	$12,893	$14,075	$14,083
10/31/2019	$13,099	$14,460	$14,339
11/30/2019	$13,381	$14,813	$14,651
12/31/2019	$13,652	$15,335	$14,948
1/31/2020	$13,695	$15,166	$15,007
2/29/2020	$13,316	$13,941	$14,234
3/31/2020	$12,677	$12,059	$12,855
4/30/2020	$13,153	$13,351	$13,997
5/31/2020	$13,392	$13,931	$14,488
6/30/2020	$13,587	$14,376	$14,777
7/31/2020	$13,858	$15,137	$15,384
8/31/2020	$14,239	$16,063	$16,022
9/30/2020	$13,992	$15,545	$15,626
10/31/2020	$13,857	$15,167	$15,304
11/30/2020	$14,559	$17,037	$16,720
12/31/2020	$14,916	$17,828	$17,233
1/31/2021	$14,904	$17,747	$17,088
2/28/2021	$14,891	$18,158	$17,320
3/31/2021	$14,941	$18,643	$17,668
4/30/2021	$15,446	$19,458	$18,298
5/31/2021	$15,532	$19,761	$18,487
6/30/2021	$15,729	$20,021	$18,775
7/31/2021	$15,975	$20,159	$19,076
8/31/2021	$16,242	$20,664	$19,426
9/30/2021	$15,644	$19,810	$18,786
10/31/2021	$16,202	$20,821	$19,574
11/30/2021	$16,096	$20,320	$19,367
12/31/2021	$16,335	$21,133	$19,947
1/31/2022	$15,525	$20,095	$19,015
2/28/2022	$15,166	$19,576	$18,608
3/31/2022	$15,126	$20,000	$18,815
4/30/2022	$14,263	$18,399	$17,437
5/31/2022	$14,316	$18,420	$17,495
6/30/2022	$13,639	$16,868	$16,360
7/31/2022	$14,290	$18,046	$17,444
8/31/2022	$13,779	$17,381	$16,791
9/30/2022	$12,939	$15,717	$15,455
10/31/2022	$13,199	$16,666	$16,210
11/30/2022	$13,856	$17,958	$17,174
12/31/2022	$13,428	$17,252	$16,592
1/31/2023	$14,100	$18,488	$17,582
2/28/2023	$13,733	$17,958	$17,136
3/31/2023	$14,008	$18,512	$17,638
4/30/2023	$14,146	$18,778	$17,871
5/31/2023	$13,993	$18,577	$17,709
6/30/2023	$14,574	$19,656	$18,483
7/31/2023	$14,910	$20,375	$18,911
8/31/2023	$14,569	$19,806	$18,551
9/30/2023	$13,874	$18,987	$17,787
10/31/2023	$13,519	$18,416	$17,323
11/30/2023	$14,523	$20,116	$18,717
12/31/2023	$15,342	$21,082	$19,660
1/31/2024	$15,357	$21,206	$19,775
2/29/2024	$15,790	$22,116	$20,320
3/31/2024	$16,223	$22,810	$20,849
4/30/2024	$15,512	$22,057	$20,086
5/31/2024	$16,114	$22,953	$20,759
6/30/2024	$16,392	$23,464	$21,142
7/31/2024	$16,640	$23,843	$21,529
8/31/2024	$16,983	$24,448	$22,004
9/30/2024	$17,288	$25,016	$22,451
10/31/2024	$16,983	$24,455	$21,931
11/30/2024	$17,560	$25,370	$22,575
12/31/2024	$17,175	$24,769	$22,090
1/31/2025	$17,560	$25,600	$22,644
2/28/2025	$17,544	$25,446	$22,698
3/31/2025	$17,031	$24,441	$22,073
4/30/2025	$17,063	$24,669	$22,243
5/31/2025	$17,753	$26,087	$23,090
6/30/2025	$18,362	$27,258	$23,922
7/31/2025	$18,490	$27,628	$24,131
8/31/2025	$18,915	$28,310	$24,634
9/30/2025	$19,411	$29,336	$25,340
10/31/2025	$19,726	$29,992	$25,784
11/30/2025	$19,759	$29,989	$25,830
12/31/2025	$19,891	$30,302	$26,007

Average Annual Total Returns

IXFL1	1 Year	5 Years	10 Years
Initial Class	15.81%	5.93%	7.12%
MSCI All Country World IndexFootnote Reference(a)	22.34%	11.19%	11.72%
Transamerica BlackRock iShares Tactical - Growth VP Blended BenchmarkFootnote Reference(b)	17.73%	8.58%	10.03%
Footnote	Description
Footnote(a)	MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	The Transamerica BlackRock iShares Tactical – Growth VP Blended Benchmark consists of the following: MSCI All Country World Index, 70% and Bloomberg US Aggregate Bond Index, 30%. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$232,057,326
Number of Portfolio Holdings	12
Portfolio Turnover Rate	49%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,054,082

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Equity Funds	43.1%
International Equity Funds	28.4
U.S. Fixed Income Funds	24.5
Other Investment Company	14.8
Repurchase Agreements	4.1
Net Other Assets (Liabilities)Footnote Reference^	(14.9)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Tactical - Growth VP

Initial Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P Total U.S. Stock Market ETF	25.2%
iShares 0-1 Year Treasury Bond ETF	23.3
iShares Core S&P 500 ETF	17.9
iShares MSCI EAFE ETF	7.9
iShares Core MSCI EAFE ETF	7.5
iShares MSCI Emerging Markets ETF	4.2
iShares Core MSCI Emerging Markets ETF	3.6
iShares MSCI Japan ETF	2.9
iShares MSCI Canada ETF	2.3
iShares Core U.S. Aggregate Bond ETF	0.6

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Growth VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock iShares Tactical - Growth VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock iShares Tactical - Growth VP (the "Portfolio") seeks a combination of capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$82	0.76%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 15.58%. For the same period, the Portfolio’s broad-based benchmark, the MSCI All Country World Index, returned 22.34%. The performance benchmark, the Transamerica BlackRock iShares Tactical - Growth VP Blended Benchmark, returned 17.73% over the same period.

  The Portfolio underperformed its blended benchmark, consisting of the MSCI All Country World Index (70%) and Bloomberg US Aggregate Bond Index (30%), during the fiscal year ended December 31, 2025.

  Active asset allocation detracted from performance during the fiscal year, with the majority of the underperformance coming from fixed income positioning.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. An underweight to U.S. equities detracted from performance.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock iShares Tactical - Growth VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI All Country World Index	Transamerica BlackRock iShares Tactical - Growth VP Blended Benchmark
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,697	$9,397	$9,646
2/29/2016	$9,605	$9,332	$9,646
3/31/2016	$10,037	$10,024	$10,150
4/30/2016	$10,129	$10,172	$10,243
5/31/2016	$10,184	$10,185	$10,336
6/30/2016	$10,175	$10,123	$10,383
7/31/2016	$10,487	$10,559	$10,720
8/31/2016	$10,487	$10,595	$10,733
9/30/2016	$10,469	$10,660	$10,747
10/31/2016	$10,257	$10,479	$10,548
11/30/2016	$10,313	$10,558	$10,667
12/31/2016	$10,487	$10,786	$10,852
1/31/2017	$10,597	$11,081	$11,014
2/28/2017	$10,864	$11,392	$11,299
3/31/2017	$10,873	$11,532	$11,349
4/30/2017	$10,993	$11,711	$11,491
5/31/2017	$11,149	$11,970	$11,663
6/30/2017	$11,186	$12,024	$11,723
7/31/2017	$11,342	$12,360	$11,912
8/31/2017	$11,384	$12,408	$11,966
9/30/2017	$11,546	$12,647	$12,149
10/31/2017	$11,708	$12,910	$12,329
11/30/2017	$11,928	$13,160	$12,556
12/31/2017	$12,042	$13,372	$12,684
1/31/2018	$12,471	$14,127	$13,108
2/28/2018	$11,994	$13,533	$12,694
3/31/2018	$11,794	$13,244	$12,541
4/30/2018	$11,756	$13,370	$12,575
5/31/2018	$11,870	$13,387	$12,755
6/30/2018	$11,918	$13,314	$12,765
7/31/2018	$12,166	$13,716	$13,066
8/31/2018	$12,375	$13,824	$13,296
9/30/2018	$12,353	$13,884	$13,303
10/31/2018	$11,642	$12,843	$12,563
11/30/2018	$11,719	$13,031	$12,717
12/31/2018	$11,117	$12,113	$12,060
1/31/2019	$11,697	$13,070	$12,781
2/28/2019	$11,960	$13,419	$13,062
3/31/2019	$12,156	$13,588	$13,293
4/30/2019	$12,518	$14,047	$13,641
5/31/2019	$11,970	$13,214	$13,158
6/30/2019	$12,638	$14,079	$13,854
7/31/2019	$12,704	$14,120	$13,942
8/31/2019	$12,660	$13,785	$13,919
9/30/2019	$12,780	$14,075	$14,083
10/31/2019	$12,977	$14,460	$14,339
11/30/2019	$13,262	$14,813	$14,651
12/31/2019	$13,513	$15,335	$14,948
1/31/2020	$13,557	$15,166	$15,007
2/29/2020	$13,174	$13,941	$14,234
3/31/2020	$12,539	$12,059	$12,855
4/30/2020	$13,021	$13,351	$13,997
5/31/2020	$13,251	$13,931	$14,488
6/30/2020	$13,437	$14,376	$14,777
7/31/2020	$13,699	$15,137	$15,384
8/31/2020	$14,082	$16,063	$16,022
9/30/2020	$13,834	$15,545	$15,626
10/31/2020	$13,684	$15,167	$15,304
11/30/2020	$14,381	$17,037	$16,720
12/31/2020	$14,742	$17,828	$17,233
1/31/2021	$14,717	$17,747	$17,088
2/28/2021	$14,704	$18,158	$17,320
3/31/2021	$14,754	$18,643	$17,668
4/30/2021	$15,239	$19,458	$18,298
5/31/2021	$15,326	$19,761	$18,487
6/30/2021	$15,513	$20,021	$18,775
7/31/2021	$15,762	$20,159	$19,076
8/31/2021	$16,019	$20,664	$19,426
9/30/2021	$15,414	$19,810	$18,786
10/31/2021	$15,978	$20,821	$19,574
11/30/2021	$15,857	$20,320	$19,367
12/31/2021	$16,099	$21,133	$19,947
1/31/2022	$15,293	$20,095	$19,015
2/28/2022	$14,944	$19,576	$18,608
3/31/2022	$14,890	$20,000	$18,815
4/30/2022	$14,043	$18,399	$17,437
5/31/2022	$14,084	$18,420	$17,495
6/30/2022	$13,425	$16,868	$16,360
7/31/2022	$14,070	$18,046	$17,444
8/31/2022	$13,554	$17,381	$16,791
9/30/2022	$12,731	$15,717	$15,455
10/31/2022	$12,980	$16,666	$16,210
11/30/2022	$13,632	$17,958	$17,174
12/31/2022	$13,197	$17,252	$16,592
1/31/2023	$13,865	$18,488	$17,582
2/28/2023	$13,492	$17,958	$17,136
3/31/2023	$13,756	$18,512	$17,638
4/30/2023	$13,896	$18,778	$17,871
5/31/2023	$13,741	$18,577	$17,709
6/30/2023	$14,299	$19,656	$18,483
7/31/2023	$14,625	$20,375	$18,911
8/31/2023	$14,285	$19,806	$18,551
9/30/2023	$13,611	$18,987	$17,787
10/31/2023	$13,267	$18,416	$17,323
11/30/2023	$14,253	$20,116	$18,717
12/31/2023	$15,036	$21,082	$19,660
1/31/2024	$15,052	$21,206	$19,775
2/29/2024	$15,475	$22,116	$20,320
3/31/2024	$15,898	$22,810	$20,849
4/30/2024	$15,193	$22,057	$20,086
5/31/2024	$15,788	$22,953	$20,759
6/30/2024	$16,055	$23,464	$21,142
7/31/2024	$16,290	$23,843	$21,529
8/31/2024	$16,611	$24,448	$22,004
9/30/2024	$16,919	$25,016	$22,451
10/31/2024	$16,611	$24,455	$21,931
11/30/2024	$17,179	$25,370	$22,575
12/31/2024	$16,789	$24,769	$22,090
1/31/2025	$17,179	$25,600	$22,644
2/28/2025	$17,147	$25,446	$22,698
3/31/2025	$16,643	$24,441	$22,073
4/30/2025	$16,676	$24,669	$22,243
5/31/2025	$17,342	$26,087	$23,090
6/30/2025	$17,942	$27,258	$23,922
7/31/2025	$18,056	$27,628	$24,131
8/31/2025	$18,468	$28,310	$24,634
9/30/2025	$18,937	$29,336	$25,340
10/31/2025	$19,238	$29,992	$25,784
11/30/2025	$19,271	$29,989	$25,830
12/31/2025	$19,405	$30,302	$26,007

Average Annual Total Returns

IXFL2	1 Year	5 Years	10 Years
Service Class	15.58%	5.65%	6.85%
MSCI All Country World IndexFootnote Reference(a)	22.34%	11.19%	11.72%
Transamerica BlackRock iShares Tactical - Growth VP Blended BenchmarkFootnote Reference(b)	17.73%	8.58%	10.03%
Footnote	Description
Footnote(a)	MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	The Transamerica BlackRock iShares Tactical – Growth VP Blended Benchmark consists of the following: MSCI All Country World Index, 70% and Bloomberg US Aggregate Bond Index, 30%. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$232,057,326
Number of Portfolio Holdings	12
Portfolio Turnover Rate	49%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,054,082

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Equity Funds	43.1%
International Equity Funds	28.4
U.S. Fixed Income Funds	24.5
Other Investment Company	14.8
Repurchase Agreements	4.1
Net Other Assets (Liabilities)Footnote Reference^	(14.9)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock iShares Tactical - Growth VP

Service Class

Top Holdings (Percentage of Net Assets)

iShares Core S&P Total U.S. Stock Market ETF	25.2%
iShares 0-1 Year Treasury Bond ETF	23.3
iShares Core S&P 500 ETF	17.9
iShares MSCI EAFE ETF	7.9
iShares Core MSCI EAFE ETF	7.5
iShares MSCI Emerging Markets ETF	4.2
iShares Core MSCI Emerging Markets ETF	3.6
iShares MSCI Japan ETF	2.9
iShares MSCI Canada ETF	2.3
iShares Core U.S. Aggregate Bond ETF	0.6

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock iShares Tactical - Growth VP

Service Class

Annual Shareholder Report

Transamerica BlackRock Real Estate Securities VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock Real Estate Securities VP (the "Portfolio") seeks to maximize total return. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$90	0.86%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 9.51%. For the same period, the Portfolio’s broad-based benchmark, the MSCI World Index, returned 21.09%. The performance benchmark, the S&P Developed Property Net Total Return Index, returned 10.46% over the same period.

  For the fiscal year ended December 31, 2025, the Portfolio underperformed the S&P Developed Property Net Index, a benchmark of the Portfolio.

  2025 was a constructive year for global real estate securities. Through the year, the market regained appreciation for the asset class’s ability to deliver relatively stable cash flows. Easing financing costs and disciplined supply pipelines supported sentiment throughout the fiscal year. Technology continued to influence the sector, with datacenters benefiting from structural growth related to AI and cloud expansion; however, the sector underperformed as traditional public platforms struggled to capture the large-scale AI training infrastructure driving growth today.

  Regional dynamics reinforced the importance of security selection. U.S. industrial and healthcare platforms led, while office and life science assets experienced a late fiscal year rebound. Europe delivered steady progress in governance and balance sheet strength. Asia-Pacific results were mixed: Japan developers advanced on improved capital policies, while Australian markets softened as interest rate expectations shifted.

  Brookdale, American Healthcare, and Kilroy Realty supported North America's relative performance, while AvalonBay, Welltower, and Americold Realty weakened results this fiscal year. From a sector standpoint U.S. Healthcare, Office, and Billboards were beneficial, while U.S. industrials detracted.

  In APAC (Asia-Pacific), Mitsubishi Estate, Tokyu Fudosan, and Orix boosted relative performance, while Sumitomo Realty, DigiCo, and Charter Hall Group detracted. Japanese developers added value, but Australian communications, Japanese REITs, and Industrials detracted from results.

  In the EMEA region, Merlin Properties, VGP, and Unibail Rodamco contributed positively on a relative basis, while Unite Group, Cellnex, and Leg Immobilien had a negative impact. Diversified Eurozone REITs, Industrials, and Nordic REITs performed well, but UK Student Housing, Israel REITs, and Eurozone Communications were the main detractors.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock Real Estate Securities VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI World Index	S&P Developed Property Net Total Return Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,580	$9,402	$9,561
2/29/2016	$9,540	$9,332	$9,624
3/31/2016	$10,460	$9,965	$10,534
4/30/2016	$10,379	$10,123	$10,539
5/31/2016	$10,355	$10,180	$10,538
6/30/2016	$10,702	$10,066	$10,900
7/31/2016	$11,203	$10,491	$11,427
8/31/2016	$10,859	$10,499	$11,110
9/30/2016	$10,752	$10,555	$11,022
10/31/2016	$10,128	$10,351	$10,439
11/30/2016	$9,792	$10,500	$10,183
12/31/2016	$10,062	$10,751	$10,443
1/31/2017	$10,079	$11,011	$10,525
2/28/2017	$10,366	$11,316	$10,862
3/31/2017	$10,227	$11,437	$10,726
4/30/2017	$10,333	$11,606	$10,866
5/31/2017	$10,473	$11,851	$10,991
6/30/2017	$10,555	$11,897	$11,080
7/31/2017	$10,752	$12,182	$11,300
8/31/2017	$10,784	$12,199	$11,327
9/30/2017	$10,707	$12,708	$11,261
10/31/2017	$11,022	$12,984	$11,565
12/31/2017	$11,201	$13,159	$11,715
1/31/2018	$11,295	$13,854	$11,709
2/28/2018	$10,562	$13,280	$10,937
3/31/2018	$10,733	$12,991	$11,178
4/30/2018	$10,912	$13,140	$11,378
5/31/2018	$10,852	$13,222	$11,536
6/30/2018	$10,980	$13,216	$11,654
7/31/2018	$10,988	$13,629	$11,768
8/31/2018	$11,013	$13,797	$11,834
9/30/2018	$10,854	$13,874	$11,565
10/31/2018	$10,323	$12,856	$11,103
11/30/2018	$10,649	$13,002	$11,501
12/31/2018	$10,071	$12,013	$10,898
1/31/2019	$11,162	$12,948	$12,059
2/28/2019	$11,162	$13,337	$12,027
3/31/2019	$11,601	$13,512	$12,440
4/30/2019	$11,535	$13,991	$12,264
5/31/2019	$11,545	$13,184	$12,240
6/30/2019	$11,722	$14,053	$12,445
7/31/2019	$11,731	$14,122	$12,486
8/31/2019	$12,062	$13,833	$12,725
9/30/2019	$12,298	$14,128	$13,028
10/31/2019	$12,580	$14,487	$13,345
11/30/2019	$12,495	$14,891	$13,175
12/31/2019	$12,608	$15,337	$13,263
1/31/2020	$12,825	$15,244	$13,369
2/29/2020	$11,940	$13,955	$12,304
3/31/2020	$9,691	$12,108	$9,636
4/30/2020	$10,350	$13,431	$10,335
5/31/2020	$10,585	$14,080	$10,405
6/30/2020	$10,811	$14,452	$10,625
7/31/2020	$11,112	$15,144	$10,932
8/31/2020	$11,510	$16,156	$11,277
9/30/2020	$11,146	$15,598	$10,927
10/31/2020	$10,781	$15,120	$10,597
11/30/2020	$12,086	$17,053	$11,903
12/31/2020	$12,568	$17,776	$12,325
1/31/2021	$12,521	$17,599	$12,241
2/28/2021	$12,945	$18,050	$12,613
3/31/2021	$13,344	$18,651	$12,985
4/30/2021	$14,214	$19,519	$13,775
5/31/2021	$14,450	$19,800	$14,026
6/30/2021	$14,673	$20,095	$14,194
7/31/2021	$15,143	$20,455	$14,692
8/31/2021	$15,419	$20,964	$14,915
9/30/2021	$14,672	$20,094	$14,123
10/31/2021	$15,419	$21,232	$14,890
11/30/2021	$15,082	$20,767	$14,570
12/31/2021	$15,865	$21,654	$15,492
1/31/2022	$14,973	$20,508	$14,597
2/28/2022	$14,624	$19,990	$14,260
3/31/2022	$15,142	$20,538	$14,868
4/30/2022	$14,274	$18,832	$14,077
5/31/2022	$13,504	$18,846	$13,443
6/30/2022	$12,263	$17,214	$12,278
7/31/2022	$13,239	$18,581	$13,249
8/31/2022	$12,292	$17,804	$12,438
9/30/2022	$10,718	$16,149	$10,852
10/31/2022	$10,943	$17,308	$11,175
11/30/2022	$11,830	$18,512	$11,955
12/31/2022	$11,392	$17,726	$11,617
1/31/2023	$12,442	$18,980	$12,646
2/28/2023	$11,842	$18,524	$12,057
3/31/2023	$11,467	$19,096	$11,670
4/30/2023	$11,755	$19,431	$11,890
5/31/2023	$11,330	$19,237	$11,380
6/30/2023	$11,717	$20,400	$11,734
7/31/2023	$12,142	$21,085	$12,192
8/31/2023	$11,795	$20,582	$11,818
9/30/2023	$11,144	$19,694	$11,113
10/31/2023	$10,639	$19,123	$10,591
11/30/2023	$11,781	$20,915	$11,713
12/31/2023	$12,910	$21,942	$12,826
1/31/2024	$12,326	$22,205	$12,328
2/29/2024	$12,419	$23,147	$12,298
3/31/2024	$12,738	$23,891	$12,727
4/30/2024	$12,060	$23,003	$11,995
5/31/2024	$12,485	$24,030	$12,356
6/30/2024	$12,446	$24,519	$12,384
7/31/2024	$13,189	$24,952	$13,157
8/31/2024	$13,981	$25,611	$13,972
9/30/2024	$14,374	$26,080	$14,391
10/31/2024	$13,656	$25,563	$13,670
11/30/2024	$13,981	$26,736	$13,998
12/31/2024	$13,072	$26,039	$13,046
1/31/2025	$13,303	$26,958	$13,277
2/28/2025	$13,588	$26,764	$13,558
3/31/2025	$13,235	$25,572	$13,245
4/30/2025	$13,330	$25,800	$13,390
5/31/2025	$13,710	$27,327	$13,719
6/30/2025	$13,954	$28,506	$13,882
7/31/2025	$13,737	$28,873	$13,726
8/31/2025	$14,261	$29,626	$14,337
9/30/2025	$14,399	$30,578	$14,475
10/31/2025	$14,137	$31,191	$14,252
11/30/2025	$14,523	$31,279	$14,571
12/31/2025	$14,316	$31,532	$14,410

Average Annual Total Returns

I3FK1	1 Year	5 Years	10 Years
Initial Class	9.51%	2.64%	3.65%
MSCI World IndexFootnote Reference(a)	21.09%	12.15%	12.17%
S&P Developed Property Net Total Return IndexFootnote Reference(b)	10.46%	3.17%	3.72%
Footnote	Description
Footnote(a)	MSCI World Index captures large and mid-cap representation across developed markets countries. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	S&P Developed Property Net Total Return Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$198,359,736
Number of Portfolio Holdings	90
Portfolio Turnover Rate	102%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,387,709

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Real Estate	93.9%
Health Care	1.8
Information Technology	1.2
Consumer Discretionary	0.7
Communication Services	0.4
Repurchase Agreements	1.4
Other Investment Company	0.5
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock Real Estate Securities VP

Initial Class

Top Holdings (Percentage of Net Assets)

Prologis, Inc., REIT	6.7%
Welltower, Inc., REIT	5.4
Equinix, Inc., REIT	4.8
Simon Property Group, Inc., REIT	3.5
AvalonBay Communities, Inc., REIT	3.4
Mitsui Fudosan Co. Ltd.	3.1
Iron Mountain, Inc., REIT	2.2
American Healthcare, Inc., REIT	2.1
Agree Realty Corp., REIT	2.1
Goodman Group, REIT	2.1

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Real Estate Securities VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock Real Estate Securities VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock Real Estate Securities VP (the "Portfolio") seeks to maximize total return. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$116	1.11%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 9.32%. For the same period, the Portfolio’s broad-based benchmark, the MSCI World Index, returned 21.09%. The performance benchmark, the S&P Developed Property Net Total Return Index, returned 10.46% over the same period.

  For the fiscal year ended December 31, 2025, the Portfolio underperformed the S&P Developed Property Net Index, a benchmark of the Portfolio.

  2025 was a constructive year for global real estate securities. Through the year, the market regained appreciation for the asset class’s ability to deliver relatively stable cash flows. Easing financing costs and disciplined supply pipelines supported sentiment throughout the fiscal year. Technology continued to influence the sector, with datacenters benefiting from structural growth related to AI and cloud expansion; however, the sector underperformed as traditional public platforms struggled to capture the large-scale AI training infrastructure driving growth today.

  Regional dynamics reinforced the importance of security selection. U.S. industrial and healthcare platforms led, while office and life science assets experienced a late fiscal year rebound. Europe delivered steady progress in governance and balance sheet strength. Asia-Pacific results were mixed: Japan developers advanced on improved capital policies, while Australian markets softened as interest rate expectations shifted.

  Brookdale, American Healthcare, and Kilroy Realty supported North America's relative performance, while AvalonBay, Welltower, and Americold Realty weakened results this fiscal year. From a sector standpoint U.S. Healthcare, Office, and Billboards were beneficial, while U.S. industrials detracted.

  In APAC (Asia-Pacific), Mitsubishi Estate, Tokyu Fudosan, and Orix boosted relative performance, while Sumitomo Realty, DigiCo, and Charter Hall Group detracted. Japanese developers added value, but Australian communications, Japanese REITs, and Industrials detracted from results.

  In the EMEA region, Merlin Properties, VGP, and Unibail Rodamco contributed positively on a relative basis, while Unite Group, Cellnex, and Leg Immobilien had a negative impact. Diversified Eurozone REITs, Industrials, and Nordic REITs performed well, but UK Student Housing, Israel REITs, and Eurozone Communications were the main detractors.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock Real Estate Securities VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI World Index	S&P Developed Property Net Total Return Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,582	$9,402	$9,561
2/29/2016	$9,536	$9,332	$9,624
3/31/2016	$10,456	$9,965	$10,534
4/30/2016	$10,371	$10,123	$10,539
5/31/2016	$10,348	$10,180	$10,538
6/30/2016	$10,688	$10,066	$10,900
7/31/2016	$11,191	$10,491	$11,427
8/31/2016	$10,841	$10,499	$11,110
9/30/2016	$10,732	$10,555	$11,022
10/31/2016	$10,112	$10,351	$10,439
11/30/2016	$9,767	$10,500	$10,183
12/31/2016	$10,042	$10,751	$10,443
1/31/2017	$10,050	$11,011	$10,525
2/28/2017	$10,332	$11,316	$10,862
3/31/2017	$10,191	$11,437	$10,726
4/30/2017	$10,300	$11,606	$10,866
5/31/2017	$10,442	$11,851	$10,991
6/30/2017	$10,512	$11,897	$11,080
7/31/2017	$10,708	$12,182	$11,300
8/31/2017	$10,743	$12,199	$11,327
9/30/2017	$10,662	$12,708	$11,261
10/31/2017	$10,978	$12,984	$11,565
12/31/2017	$11,148	$13,159	$11,715
1/31/2018	$11,237	$13,854	$11,709
2/28/2018	$10,508	$13,280	$10,937
3/31/2018	$10,678	$12,991	$11,178
4/30/2018	$10,848	$13,140	$11,378
5/31/2018	$10,791	$13,222	$11,536
6/30/2018	$10,913	$13,216	$11,654
7/31/2018	$10,913	$13,629	$11,768
8/31/2018	$10,948	$13,797	$11,834
9/30/2018	$10,781	$13,874	$11,565
10/31/2018	$10,252	$12,856	$11,103
11/30/2018	$10,569	$13,002	$11,501
12/31/2018	$9,997	$12,013	$10,898
1/31/2019	$11,080	$12,948	$12,059
2/28/2019	$11,080	$13,337	$12,027
3/31/2019	$11,512	$13,512	$12,440
4/30/2019	$11,450	$13,991	$12,264
5/31/2019	$11,450	$13,184	$12,240
6/30/2019	$11,626	$14,053	$12,445
7/31/2019	$11,635	$14,122	$12,486
8/31/2019	$11,962	$13,833	$12,725
9/30/2019	$12,183	$14,128	$13,028
10/31/2019	$12,458	$14,487	$13,345
11/30/2019	$12,378	$14,891	$13,175
12/31/2019	$12,484	$15,337	$13,263
1/31/2020	$12,697	$15,244	$13,369
2/29/2020	$11,820	$13,955	$12,304
3/31/2020	$9,596	$12,108	$9,636
4/30/2020	$10,243	$13,431	$10,335
5/31/2020	$10,482	$14,080	$10,405
6/30/2020	$10,694	$14,452	$10,625
7/31/2020	$10,987	$15,144	$10,932
8/31/2020	$11,385	$16,156	$11,277
9/30/2020	$11,014	$15,598	$10,927
10/31/2020	$10,654	$15,120	$10,597
11/30/2020	$11,941	$17,053	$11,903
12/31/2020	$12,421	$17,776	$12,325
1/31/2021	$12,377	$17,599	$12,241
2/28/2021	$12,792	$18,050	$12,613
3/31/2021	$13,173	$18,651	$12,985
4/30/2021	$14,035	$19,519	$13,775
5/31/2021	$14,264	$19,800	$14,026
6/30/2021	$14,482	$20,095	$14,194
7/31/2021	$14,940	$20,455	$14,692
8/31/2021	$15,209	$20,964	$14,915
9/30/2021	$14,474	$20,094	$14,123
10/31/2021	$15,209	$21,232	$14,890
11/30/2021	$14,863	$20,767	$14,570
12/31/2021	$15,632	$21,654	$15,492
1/31/2022	$14,752	$20,508	$14,597
2/28/2022	$14,407	$19,990	$14,260
3/31/2022	$14,919	$20,538	$14,868
4/30/2022	$14,051	$18,832	$14,077
5/31/2022	$13,305	$18,846	$13,443
6/30/2022	$12,080	$17,214	$12,278
7/31/2022	$13,038	$18,581	$13,249
8/31/2022	$12,090	$17,804	$12,438
9/30/2022	$10,552	$16,149	$10,852
10/31/2022	$10,758	$17,308	$11,175
11/30/2022	$11,631	$18,512	$11,955
12/31/2022	$11,195	$17,726	$11,617
1/31/2023	$12,228	$18,980	$12,646
2/28/2023	$11,643	$18,524	$12,057
3/31/2023	$11,275	$19,096	$11,670
4/30/2023	$11,551	$19,431	$11,890
5/31/2023	$11,126	$19,237	$11,380
6/30/2023	$11,516	$20,400	$11,734
7/31/2023	$11,930	$21,085	$12,192
8/31/2023	$11,588	$20,582	$11,818
9/30/2023	$10,945	$19,694	$11,113
10/31/2023	$10,436	$19,123	$10,591
11/30/2023	$11,563	$20,915	$11,713
12/31/2023	$12,666	$21,942	$12,826
1/31/2024	$12,097	$22,205	$12,328
2/29/2024	$12,182	$23,147	$12,298
3/31/2024	$12,485	$23,891	$12,727
4/30/2024	$11,830	$23,003	$11,995
5/31/2024	$12,230	$24,030	$12,356
6/30/2024	$12,194	$24,519	$12,384
7/31/2024	$12,921	$24,952	$13,157
8/31/2024	$13,696	$25,611	$13,972
9/30/2024	$14,066	$26,080	$14,391
10/31/2024	$13,363	$25,563	$13,670
11/30/2024	$13,684	$26,736	$13,998
12/31/2024	$12,796	$26,039	$13,046
1/31/2025	$13,018	$26,958	$13,277
2/28/2025	$13,290	$26,764	$13,558
3/31/2025	$12,944	$25,572	$13,245
4/30/2025	$13,043	$25,800	$13,390
5/31/2025	$13,413	$27,327	$13,719
6/30/2025	$13,635	$28,506	$13,882
7/31/2025	$13,425	$28,873	$13,726
8/31/2025	$13,939	$29,626	$14,337
9/30/2025	$14,064	$30,578	$14,475
10/31/2025	$13,814	$31,191	$14,252
11/30/2025	$14,177	$31,279	$14,571
12/31/2025	$13,989	$31,532	$14,410

Average Annual Total Returns

I3FK2	1 Year	5 Years	10 Years
Service Class	9.32%	2.41%	3.41%
MSCI World IndexFootnote Reference(a)	21.09%	12.15%	12.17%
S&P Developed Property Net Total Return IndexFootnote Reference(b)	10.46%	3.17%	3.72%
Footnote	Description
Footnote(a)	MSCI World Index captures large and mid-cap representation across developed markets countries. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.
Footnote(b)	S&P Developed Property Net Total Return Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets. Performance reflects no deduction for fees, expenses or taxes, except foreign withholding taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$198,359,736
Number of Portfolio Holdings	90
Portfolio Turnover Rate	102%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,387,709

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Real Estate	93.9%
Health Care	1.8
Information Technology	1.2
Consumer Discretionary	0.7
Communication Services	0.4
Repurchase Agreements	1.4
Other Investment Company	0.5
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock Real Estate Securities VP

Service Class

Top Holdings (Percentage of Net Assets)

Prologis, Inc., REIT	6.7%
Welltower, Inc., REIT	5.4
Equinix, Inc., REIT	4.8
Simon Property Group, Inc., REIT	3.5
AvalonBay Communities, Inc., REIT	3.4
Mitsui Fudosan Co. Ltd.	3.1
Iron Mountain, Inc., REIT	2.2
American Healthcare, Inc., REIT	2.1
Agree Realty Corp., REIT	2.1
Goodman Group, REIT	2.1

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Real Estate Securities VP

Service Class

Annual Shareholder Report

Transamerica BlackRock Tactical Allocation VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock Tactical Allocation VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$18	0.17%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 11.94%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30% over the same period.

  Active asset allocation contributed to overall returns, while security selection detracted from performance during the fiscal year ended December 31, 2025. The Portfolio allocates its assets among a combination of Transamerica funds (the “Underlying Portfolios”) selected by the Portfolio’s sub-adviser to obtain equity and fixed-income exposure based on the sub-adviser’s tactical asset allocation model.

  Security selection detracted from performance in the 2025 fiscal year, driven by allocations across both equity and fixed income Underlying Portfolios. The Underlying Portfolios that were primary detractors from performance were Transamerica International Focus VP and Transamerica WMC US Growth VP.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. However, an underweight to U.S. equities detracted from performance. The sub-adviser viewed pricing in U.S. equities to be stretched after the three-year rally and preferred to hold equity exposure in other markets where a positive growth impulse and supportive fiscal policies were not yet fully priced.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock Tactical Allocation VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,796	$9,436	$10,138
2/29/2016	$9,765	$9,433	$10,210
3/31/2016	$10,112	$10,097	$10,303
4/30/2016	$10,184	$10,159	$10,343
5/31/2016	$10,245	$10,341	$10,345
6/30/2016	$10,286	$10,362	$10,531
7/31/2016	$10,520	$10,774	$10,598
8/31/2016	$10,538	$10,801	$10,586
9/30/2016	$10,550	$10,818	$10,580
10/31/2016	$10,438	$10,584	$10,499
11/30/2016	$10,438	$11,058	$10,250
12/31/2016	$10,516	$11,274	$10,265
1/31/2017	$10,661	$11,486	$10,285
2/28/2017	$10,840	$11,913	$10,354
3/31/2017	$10,896	$11,921	$10,349
4/30/2017	$11,031	$12,047	$10,428
5/31/2017	$11,187	$12,171	$10,509
6/30/2017	$11,198	$12,280	$10,498
7/31/2017	$11,344	$12,512	$10,543
8/31/2017	$11,426	$12,536	$10,638
9/30/2017	$11,497	$12,842	$10,587
10/31/2017	$11,603	$13,122	$10,593
11/30/2017	$11,697	$13,521	$10,580
12/31/2017	$11,780	$13,656	$10,628
1/31/2018	$12,016	$14,375	$10,506
2/28/2018	$11,792	$13,846	$10,406
3/31/2018	$11,709	$13,568	$10,473
4/30/2018	$11,709	$13,619	$10,395
5/31/2018	$11,816	$14,004	$10,469
6/30/2018	$11,816	$14,095	$10,456
7/31/2018	$11,993	$14,563	$10,459
8/31/2018	$12,155	$15,074	$10,526
9/30/2018	$12,155	$15,099	$10,458
10/31/2018	$11,596	$13,988	$10,376
11/30/2018	$11,700	$14,268	$10,438
12/31/2018	$11,284	$12,940	$10,629
1/31/2019	$11,804	$14,051	$10,742
2/28/2019	$11,973	$14,545	$10,736
3/31/2019	$12,155	$14,757	$10,942
4/30/2019	$12,376	$15,346	$10,945
5/31/2019	$12,155	$14,353	$11,139
6/30/2019	$12,597	$15,361	$11,279
7/31/2019	$12,636	$15,590	$11,304
8/31/2019	$12,690	$15,272	$11,597
9/30/2019	$12,764	$15,540	$11,535
10/31/2019	$12,926	$15,874	$11,570
11/30/2019	$13,088	$16,478	$11,564
12/31/2019	$13,251	$16,954	$11,556
1/31/2020	$13,368	$16,935	$11,778
2/29/2020	$12,985	$15,549	$11,990
3/31/2020	$11,909	$13,410	$11,920
4/30/2020	$12,705	$15,187	$12,132
5/31/2020	$13,133	$15,999	$12,188
6/30/2020	$13,398	$16,364	$12,265
7/31/2020	$13,825	$17,294	$12,448
8/31/2020	$14,180	$18,546	$12,348
9/30/2020	$14,010	$17,871	$12,341
10/31/2020	$13,824	$17,485	$12,286
11/30/2020	$14,722	$19,613	$12,406
12/31/2020	$15,027	$20,495	$12,423
1/31/2021	$14,959	$20,404	$12,334
2/28/2021	$14,993	$21,042	$12,156
3/31/2021	$15,094	$21,796	$12,005
4/30/2021	$15,484	$22,919	$12,099
5/31/2021	$15,569	$23,024	$12,139
6/30/2021	$15,772	$23,592	$12,224
7/31/2021	$15,958	$23,991	$12,361
8/31/2021	$16,119	$24,675	$12,337
9/30/2021	$15,738	$23,568	$12,230
10/31/2021	$16,138	$25,161	$12,227
11/30/2021	$15,967	$24,778	$12,263
12/31/2021	$16,215	$25,754	$12,232
1/31/2022	$15,604	$24,239	$11,968
2/28/2022	$15,299	$23,628	$11,835
3/31/2022	$15,184	$24,395	$11,506
4/30/2022	$14,307	$22,206	$11,069
5/31/2022	$14,326	$22,176	$11,141
6/30/2022	$13,620	$20,321	$10,966
7/31/2022	$14,269	$22,227	$11,234
8/31/2022	$13,841	$21,397	$10,917
9/30/2022	$12,947	$19,413	$10,445
10/31/2022	$13,304	$21,005	$10,310
11/30/2022	$13,943	$22,102	$10,689
12/31/2022	$13,611	$20,808	$10,641
1/31/2023	$14,326	$22,241	$10,968
2/28/2023	$13,994	$21,721	$10,684
3/31/2023	$14,275	$22,302	$10,956
4/30/2023	$14,377	$22,539	$11,022
5/31/2023	$14,249	$22,627	$10,902
6/30/2023	$14,811	$24,172	$10,863
7/31/2023	$15,092	$25,039	$10,856
8/31/2023	$14,854	$24,555	$10,786
9/30/2023	$14,284	$23,386	$10,512
10/31/2023	$13,924	$22,766	$10,346
11/30/2023	$14,974	$24,888	$10,815
12/31/2023	$15,695	$26,209	$11,229
1/31/2024	$15,785	$26,499	$11,198
2/29/2024	$16,205	$27,933	$11,040
3/31/2024	$16,655	$28,835	$11,142
4/30/2024	$16,055	$27,566	$10,860
5/31/2024	$16,655	$28,868	$11,044
6/30/2024	$16,955	$29,762	$11,149
7/31/2024	$17,225	$30,315	$11,409
8/31/2024	$17,571	$30,975	$11,573
9/30/2024	$17,823	$31,616	$11,728
10/31/2024	$17,540	$31,384	$11,437
11/30/2024	$18,168	$33,471	$11,558
12/31/2024	$17,697	$32,448	$11,369
1/31/2025	$18,168	$33,473	$11,430
2/28/2025	$18,074	$32,831	$11,681
3/31/2025	$17,508	$30,916	$11,685
4/30/2025	$17,540	$30,709	$11,731
5/31/2025	$18,011	$32,655	$11,647
6/30/2025	$18,608	$34,314	$11,826
7/31/2025	$18,766	$35,070	$11,795
8/31/2025	$19,073	$35,881	$11,936
9/30/2025	$19,474	$37,120	$12,067
10/31/2025	$19,709	$37,915	$12,142
11/30/2025	$19,742	$38,019	$12,217
12/31/2025	$19,809	$38,012	$12,199

Average Annual Total Returns

IXFP1	1 Year	5 Years	10 Years
Initial Class	11.94%	5.68%	7.07%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$771,430,097
Number of Portfolio Holdings	17
Portfolio Turnover Rate	79%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,039,036

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Equity Funds	46.4%
U.S. Fixed Income Funds	35.1
International Equity Funds	14.6
International Mixed Allocation Funds	2.2
Other Investment Company	0.7
Repurchase Agreements	0.3
International Alternative Funds	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock Tactical Allocation VP

Initial Class

Top Holdings (Percentage of Net Assets)

Transamerica JPMorgan Enhanced Index VP, Initial Class	26.6%
Transamerica Short-Term Bond, Class I2	11.7
Transamerica Aegon Core Bond VP, Initial Class	10.3
Transamerica Bond, Class I2	9.6
Transamerica Large Cap Value, Class I2	8.2
Transamerica WMC US Growth VP, Initial Class	7.0
Transamerica TSW International Equity VP, Initial Class	6.8
Transamerica International Focus VP, Initial Class	5.1
Vanguard Total Bond Market ETF	3.4
SPDR S&P 500 ETF Trust	2.5

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Tactical Allocation VP

Initial Class

Annual Shareholder Report

Transamerica BlackRock Tactical Allocation VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica BlackRock Tactical Allocation VP (the "Portfolio") seeks capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$44	0.42%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 11.72%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30% over the same period.

  Active asset allocation contributed to overall returns, while security selection detracted from performance during the fiscal year ended December 31, 2025. The Portfolio allocates its assets among a combination of Transamerica funds (the “Underlying Portfolios”) selected by the Portfolio’s sub-adviser to obtain equity and fixed-income exposure based on the sub-adviser’s tactical asset allocation model.

  Security selection detracted from performance in the 2025 fiscal year, driven by allocations across both equity and fixed income Underlying Portfolios. The Underlying Portfolios that were primary detractors from performance were Transamerica International Focus VP and Transamerica WMC US Growth VP.

  Within the asset allocation strategy, an equity overweight contributed to performance during the fiscal year, as global equities experienced strong performance in 2025. An allocation to Japanese equities in the later part of 2025 was a strong contributor, given their outperformance relative to other markets. An overweight position in broader non-U.S. developed markets, which was held for much of the fiscal year, also contributed to performance. However, an underweight to U.S. equities detracted from performance. The sub-adviser viewed pricing in U.S. equities to be stretched after the three-year rally and preferred to hold equity exposure in other markets where a positive growth impulse and supportive fiscal policies were not yet fully priced.

  While an underweight to fixed income contributed to overall Portfolio returns, the underlying positioning within fixed income detracted from performance during the fiscal year. Specifically, the sub-adviser maintained an underweight to long duration U.S. government bonds, based on its view of prevailing macroeconomic conditions. As yields declined in the market in the second half of the fiscal year, underweight duration positioning within the fixed income allocation detracted from results.

  The views expressed reflect the opinions of BlackRock Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica BlackRock Tactical Allocation VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,794	$9,436	$10,138
2/29/2016	$9,760	$9,433	$10,210
3/31/2016	$10,100	$10,097	$10,303
4/30/2016	$10,173	$10,159	$10,343
5/31/2016	$10,226	$10,341	$10,345
6/30/2016	$10,266	$10,362	$10,531
7/31/2016	$10,506	$10,774	$10,598
8/31/2016	$10,519	$10,801	$10,586
9/30/2016	$10,526	$10,818	$10,580
10/31/2016	$10,413	$10,584	$10,499
11/30/2016	$10,406	$11,058	$10,250
12/31/2016	$10,491	$11,274	$10,265
1/31/2017	$10,625	$11,486	$10,285
2/28/2017	$10,801	$11,913	$10,354
3/31/2017	$10,857	$11,921	$10,349
4/30/2017	$10,984	$12,047	$10,428
5/31/2017	$11,146	$12,171	$10,509
6/30/2017	$11,153	$12,280	$10,498
7/31/2017	$11,301	$12,512	$10,543
8/31/2017	$11,367	$12,536	$10,638
9/30/2017	$11,440	$12,842	$10,587
10/31/2017	$11,542	$13,122	$10,593
11/30/2017	$11,636	$13,521	$10,580
12/31/2017	$11,716	$13,656	$10,628
1/31/2018	$11,949	$14,375	$10,506
2/28/2018	$11,723	$13,846	$10,406
3/31/2018	$11,643	$13,568	$10,473
4/30/2018	$11,636	$13,619	$10,395
5/31/2018	$11,738	$14,004	$10,469
6/30/2018	$11,738	$14,095	$10,456
7/31/2018	$11,905	$14,563	$10,459
8/31/2018	$12,068	$15,074	$10,526
9/30/2018	$12,068	$15,099	$10,458
10/31/2018	$11,514	$13,988	$10,376
11/30/2018	$11,606	$14,268	$10,438
12/31/2018	$11,199	$12,940	$10,629
1/31/2019	$11,699	$14,051	$10,742
2/28/2019	$11,868	$14,545	$10,736
3/31/2019	$12,052	$14,757	$10,942
4/30/2019	$12,267	$15,346	$10,945
5/31/2019	$12,045	$14,353	$11,139
6/30/2019	$12,483	$15,361	$11,279
7/31/2019	$12,521	$15,590	$11,304
8/31/2019	$12,564	$15,272	$11,597
9/30/2019	$12,639	$15,540	$11,535
10/31/2019	$12,795	$15,874	$11,570
11/30/2019	$12,960	$16,478	$11,564
12/31/2019	$13,109	$16,954	$11,556
1/31/2020	$13,224	$16,935	$11,778
2/29/2020	$12,845	$15,549	$11,990
3/31/2020	$11,773	$13,410	$11,920
4/30/2020	$12,564	$15,187	$12,132
5/31/2020	$12,977	$15,999	$12,188
6/30/2020	$13,240	$16,364	$12,265
7/31/2020	$13,669	$17,294	$12,448
8/31/2020	$14,012	$18,546	$12,348
9/30/2020	$13,834	$17,871	$12,341
10/31/2020	$13,657	$17,485	$12,286
11/30/2020	$14,527	$19,613	$12,406
12/31/2020	$14,837	$20,495	$12,423
1/31/2021	$14,757	$20,404	$12,334
2/28/2021	$14,793	$21,042	$12,156
3/31/2021	$14,890	$21,796	$12,005
4/30/2021	$15,272	$22,919	$12,099
5/31/2021	$15,352	$23,024	$12,139
6/30/2021	$15,547	$23,592	$12,224
7/31/2021	$15,725	$23,991	$12,361
8/31/2021	$15,885	$24,675	$12,337
9/30/2021	$15,518	$23,568	$12,230
10/31/2021	$15,904	$25,161	$12,227
11/30/2021	$15,735	$24,778	$12,263
12/31/2021	$15,970	$25,754	$12,232
1/31/2022	$15,358	$24,239	$11,968
2/28/2022	$15,066	$23,628	$11,835
3/31/2022	$14,935	$24,395	$11,506
4/30/2022	$14,078	$22,206	$11,069
5/31/2022	$14,088	$22,176	$11,141
6/30/2022	$13,391	$20,321	$10,966
7/31/2022	$14,041	$22,227	$11,234
8/31/2022	$13,617	$21,397	$10,917
9/30/2022	$12,737	$19,413	$10,445
10/31/2022	$13,080	$21,005	$10,310
11/30/2022	$13,703	$22,102	$10,689
12/31/2022	$13,381	$20,808	$10,641
1/31/2023	$14,068	$22,241	$10,968
2/28/2023	$13,736	$21,721	$10,684
3/31/2023	$14,004	$22,302	$10,956
4/30/2023	$14,122	$22,539	$11,022
5/31/2023	$13,983	$22,627	$10,902
6/30/2023	$14,530	$24,172	$10,863
7/31/2023	$14,799	$25,039	$10,856
8/31/2023	$14,560	$24,555	$10,786
9/30/2023	$14,011	$23,386	$10,512
10/31/2023	$13,657	$22,766	$10,346
11/30/2023	$14,663	$24,888	$10,815
12/31/2023	$15,384	$26,209	$11,229
1/31/2024	$15,453	$26,499	$11,198
2/29/2024	$15,887	$27,933	$11,040
3/31/2024	$16,311	$28,835	$11,142
4/30/2024	$15,727	$27,566	$10,860
5/31/2024	$16,299	$28,868	$11,044
6/30/2024	$16,585	$29,762	$11,149
7/31/2024	$16,860	$30,315	$11,409
8/31/2024	$17,199	$30,975	$11,573
9/30/2024	$17,431	$31,616	$11,728
10/31/2024	$17,141	$31,384	$11,437
11/30/2024	$17,756	$33,471	$11,558
12/31/2024	$17,292	$32,448	$11,369
1/31/2025	$17,745	$33,473	$11,430
2/28/2025	$17,663	$32,831	$11,681
3/31/2025	$17,106	$30,916	$11,685
4/30/2025	$17,129	$30,709	$11,731
5/31/2025	$17,582	$32,655	$11,647
6/30/2025	$18,174	$34,314	$11,826
7/31/2025	$18,314	$35,070	$11,795
8/31/2025	$18,607	$35,881	$11,936
9/30/2025	$18,999	$37,120	$12,067
10/31/2025	$19,212	$37,915	$12,142
11/30/2025	$19,271	$38,019	$12,217
12/31/2025	$19,319	$38,012	$12,199

Average Annual Total Returns

IXFP2	1 Year	5 Years	10 Years
Service Class	11.72%	5.42%	6.81%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$771,430,097
Number of Portfolio Holdings	17
Portfolio Turnover Rate	79%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,039,036

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

U.S. Equity Funds	46.4%
U.S. Fixed Income Funds	35.1
International Equity Funds	14.6
International Mixed Allocation Funds	2.2
Other Investment Company	0.7
Repurchase Agreements	0.3
International Alternative Funds	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica BlackRock Tactical Allocation VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica JPMorgan Enhanced Index VP, Initial Class	26.6%
Transamerica Short-Term Bond, Class I2	11.7
Transamerica Aegon Core Bond VP, Initial Class	10.3
Transamerica Bond, Class I2	9.6
Transamerica Large Cap Value, Class I2	8.2
Transamerica WMC US Growth VP, Initial Class	7.0
Transamerica TSW International Equity VP, Initial Class	6.8
Transamerica International Focus VP, Initial Class	5.1
Vanguard Total Bond Market ETF	3.4
SPDR S&P 500 ETF Trust	2.5

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica BlackRock Tactical Allocation VP

Service Class

Annual Shareholder Report

Transamerica Goldman Sachs 70/30 Allocation VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Goldman Sachs 70/30 Allocation VP (the "Portfolio") seeks long-term capital appreciation with current income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$58	0.53%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Fund’s Service Class shares at NAV returned 17.77%. For the same period, the Fund’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Transamerica Goldman Sachs 70/30 Allocation VP Blended Benchmark, returned 17.24% over the same period.

  The Portfolio is a multi-asset fund-of-funds that seeks long-term capital appreciation with current income as a secondary objective through its strategic allocation to approximately 70% equity and 30% fixed income asset classes. Over the fiscal year ended December 31, 2025, the Portfolio posted positive returns and performed in line with its blended benchmark.

  Most underlying equity and fixed income funds contributed positively to the Portfolio’s performance, with slight negative return contributions coming from Transamerica Small Cap Growth. U.S. equity funds were the most significant contributors to returns. In particular, U.S. large cap equity funds contributed approximately half of the total return for the fiscal year.

  Security selection from underlying funds overall added to returns versus their respective benchmarks. This was driven in part by outperformance from the Transamerica Large Cap Value and Transamerica International Stock funds; however, Transamerica WMC US Growth VP underperformed its benchmark, partially offsetting this performance. The Transamerica Core Bond and Transamerica Bond funds also underperformed their benchmarks.

  Over the course of the fiscal year, the Portfolio’s sub-adviser rebalanced the Portfolio to maintain the 70% equity and 30% fixed income target within an approximate +/- 2% range. Rebalancing decisions allowed U.S. growth equities to drift to a higher allocation with the market aided the Portfolio’s performance during the period.

  The views expressed reflect the opinions of Goldman Sachs Asset Management, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Goldman Sachs 70/30 Allocation VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Transamerica Goldman Sachs 70/30 Allocation VP Blended Benchmark
5/1/2020	$10,000	$10,000	$10,000
5/31/2020	$10,610	$10,535	$10,361
6/30/2020	$10,840	$10,776	$10,580
7/31/2020	$11,250	$11,388	$10,989
8/31/2020	$11,680	$12,212	$11,465
9/30/2020	$11,420	$11,768	$11,199
10/31/2020	$11,190	$11,514	$10,986
11/30/2020	$12,290	$12,915	$12,017
12/31/2020	$12,690	$13,496	$12,412
1/31/2021	$12,700	$13,435	$12,341
2/28/2021	$12,810	$13,855	$12,531
3/31/2021	$13,080	$14,352	$12,757
4/30/2021	$13,470	$15,092	$13,191
5/31/2021	$13,610	$15,161	$13,324
6/30/2021	$13,740	$15,535	$13,486
7/31/2021	$13,890	$15,797	$13,643
8/31/2021	$14,105	$16,248	$13,879
9/30/2021	$13,634	$15,519	$13,453
10/31/2021	$14,187	$16,568	$13,963
11/30/2021	$13,849	$16,316	$13,737
12/31/2021	$14,351	$16,959	$14,130
1/31/2022	$13,798	$15,961	$13,497
2/28/2022	$13,460	$15,559	$13,232
3/31/2022	$13,500	$16,063	$13,345
4/30/2022	$12,579	$14,622	$12,430
5/31/2022	$12,609	$14,602	$12,468
6/30/2022	$11,708	$13,381	$11,663
7/31/2022	$12,415	$14,636	$12,394
8/31/2022	$11,952	$14,090	$11,952
9/30/2022	$11,039	$12,783	$11,015
10/31/2022	$11,551	$13,832	$11,519
11/30/2022	$12,275	$14,554	$12,223
12/31/2022	$11,897	$13,701	$11,855
1/31/2023	$12,621	$14,645	$12,565
2/28/2023	$12,286	$14,303	$12,258
3/31/2023	$12,565	$14,685	$12,580
4/30/2023	$12,710	$14,842	$12,735
5/31/2023	$12,587	$14,899	$12,615
6/30/2023	$13,088	$15,917	$13,143
7/31/2023	$13,356	$16,487	$13,469
8/31/2023	$13,092	$16,169	$13,201
9/30/2023	$12,608	$15,399	$12,701
10/31/2023	$12,297	$14,991	$12,368
11/30/2023	$13,172	$16,389	$13,340
12/31/2023	$13,829	$17,258	$13,985
1/31/2024	$13,910	$17,449	$14,051
2/29/2024	$14,371	$18,394	$14,428
3/31/2024	$14,774	$18,987	$14,796
4/30/2024	$14,279	$18,151	$14,298
5/31/2024	$14,728	$19,009	$14,811
6/30/2024	$14,913	$19,598	$15,046
7/31/2024	$15,166	$19,962	$15,373
8/31/2024	$15,486	$20,396	$15,704
9/30/2024	$15,712	$20,818	$15,977
10/31/2024	$15,379	$20,665	$15,622
11/30/2024	$15,878	$22,040	$16,153
12/31/2024	$15,510	$21,367	$15,763
1/31/2025	$15,961	$22,041	$16,194
2/28/2025	$15,937	$21,619	$16,211
3/31/2025	$15,462	$20,358	$15,743
4/30/2025	$15,510	$20,221	$15,853
5/31/2025	$16,163	$21,503	$16,467
6/30/2025	$16,769	$22,595	$17,044
7/31/2025	$16,935	$23,093	$17,177
8/31/2025	$17,285	$23,627	$17,577
9/30/2025	$17,702	$24,443	$18,023
10/31/2025	$17,984	$24,966	$18,303
11/30/2025	$18,107	$25,035	$18,374
12/31/2025	$18,266	$25,030	$18,481

Average Annual Total Returns

I3GB2	1 Year	5 Years	Since Inception 5/1/20
Service Class	17.77%	7.56%	11.21%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	17.56%
Transamerica Goldman Sachs 70/30 Allocation VP Blended BenchmarkFootnote Reference(b)	17.24%	8.29%	11.44%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Goldman Sachs 70/30 Allocation VP Blended Benchmark consists of 49% Russell 3000® Index, 18.9% MSCI EAFE Index, 2.1% MSCI Emerging Markets Index, and 30% Bloomberg US Aggregate Bond Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$16,205,548
Number of Portfolio Holdings	14
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (net of waivers and reimbursements)	$0

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	48.7%
U.S. Fixed Income Funds	29.3
International Equity Funds	21.2
Repurchase Agreements	1.0
International Mixed Allocation Funds	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.2)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Goldman Sachs 70/30 Allocation VP

Service Class

Top Holdings (Percentage of Net Assets)

Transamerica WMC US Growth VP, Initial Class	23.3%
Transamerica Large Cap Value, Class I2	20.7
Transamerica Core Bond, Class I2	19.3
Transamerica International Stock, Class I2	9.4
Transamerica International Equity, Class I2	9.2
Transamerica Bond, Class I2	8.4
Transamerica Aegon Sustainable Equity Income VP, Initial Class	2.3
Transamerica Emerging Markets Equity, Class I2	2.1
Transamerica Aegon Core Bond VP, Initial Class	1.6
Transamerica Small Cap Growth, Class I2	1.2

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs 70/30 Allocation VP

Service Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP (the "Portfolio") seeks to balance capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$35	0.33%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 11.17%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30% over the same period.

  Overall, the fiscal year ended December 31, 2025, was another year of materially positive risk asset performance. U.S., international, and emerging markets equities all achieved positive returns, and international developed and emerging markets generally outperformed U.S. markets. Within fixed income, yields fell over the fiscal year, and bond funds posted gains on the back of the U.S. Federal Reserve’s rate cuts and still-elevated yields.

  The Portfolio is a multi-asset fund-of-funds that seeks to achieve its investment objective of balancing capital appreciation and income by investing its assets primarily in a combination of underlying third-party exchange-traded funds (“ETFs”). The Portfolio employs a managed risk strategy that seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

  The Portfolio’s managed risk process was triggered in the Portfolio in early April 2025 due to heightened market volatility arising from uncertainty surrounding tariffs. The Portfolio de-risked to its minimal equity allocation and re-risked to its full equity position in early to mid-May 2025. Market volatility did not trigger the managed risk volatility cap for the remainder of the fiscal year, and the Portfolio maintained its full equity allocation, remaining invested in equity markets and capturing overall positive performance during this period.

  The Portfolio’s performance over the fiscal year was positive, with a modestly overweight position in equities adding to returns during periods in which the Fund maintained its maximum allocation to equity ETFs. The Portfolio underperformed the blended benchmark returns due to the decrease in the Portfolio’s exposure to equity ETFs in April and May 2025. Both equities and fixed income returned positively, with Portfolio performance being driven by both U.S. and international ETFs in the overall equity rally in 2025. An allocation to investment grade corporate bonds contributed to returns, as corporate bonds outperformed broader U.S. fixed income during the period.

  The views expressed reflect the opinions of Goldman Sachs Asset Management, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,685	$9,436	$10,138
2/29/2016	$9,694	$9,433	$10,210
3/31/2016	$10,009	$10,097	$10,303
4/30/2016	$10,072	$10,159	$10,343
5/31/2016	$10,117	$10,341	$10,345
6/30/2016	$10,207	$10,362	$10,531
7/31/2016	$10,396	$10,774	$10,598
8/31/2016	$10,403	$10,801	$10,586
9/30/2016	$10,431	$10,818	$10,580
10/31/2016	$10,274	$10,584	$10,499
11/30/2016	$10,274	$11,058	$10,250
12/31/2016	$10,394	$11,274	$10,265
1/31/2017	$10,542	$11,486	$10,285
2/28/2017	$10,736	$11,913	$10,354
3/31/2017	$10,782	$11,921	$10,349
4/30/2017	$10,902	$12,047	$10,428
5/31/2017	$11,031	$12,171	$10,509
6/30/2017	$11,078	$12,280	$10,498
7/31/2017	$11,235	$12,512	$10,543
8/31/2017	$11,292	$12,536	$10,638
9/30/2017	$11,415	$12,842	$10,587
10/31/2017	$11,556	$13,122	$10,593
11/30/2017	$11,707	$13,521	$10,580
12/31/2017	$11,820	$13,656	$10,628
1/31/2018	$12,140	$14,375	$10,506
2/28/2018	$11,810	$13,846	$10,406
3/31/2018	$11,754	$13,568	$10,473
4/30/2018	$11,726	$13,619	$10,395
5/31/2018	$11,839	$14,004	$10,469
6/30/2018	$11,829	$14,095	$10,456
7/31/2018	$12,008	$14,563	$10,459
8/31/2018	$12,153	$15,074	$10,526
9/30/2018	$12,133	$15,099	$10,458
10/31/2018	$11,586	$13,988	$10,376
11/30/2018	$11,721	$14,268	$10,438
12/31/2018	$11,308	$12,940	$10,629
1/31/2019	$11,692	$14,051	$10,742
2/28/2019	$11,817	$14,545	$10,736
3/31/2019	$11,999	$14,757	$10,942
4/30/2019	$12,220	$15,346	$10,945
5/31/2019	$11,913	$14,353	$11,139
6/30/2019	$12,383	$15,361	$11,279
7/31/2019	$12,412	$15,590	$11,304
8/31/2019	$12,423	$15,272	$11,597
9/30/2019	$12,524	$15,540	$11,535
10/31/2019	$12,695	$15,874	$11,570
11/30/2019	$12,897	$16,478	$11,564
12/31/2019	$13,108	$16,954	$11,556
1/31/2020	$13,139	$16,935	$11,778
2/29/2020	$12,695	$15,549	$11,990
3/31/2020	$11,848	$13,410	$11,920
4/30/2020	$12,241	$15,187	$12,132
5/31/2020	$12,443	$15,999	$12,188
6/30/2020	$12,584	$16,364	$12,265
7/31/2020	$12,866	$17,294	$12,448
8/31/2020	$13,100	$18,546	$12,348
9/30/2020	$12,912	$17,871	$12,341
10/31/2020	$12,755	$17,485	$12,286
11/30/2020	$13,424	$19,613	$12,406
12/31/2020	$13,696	$20,495	$12,423
1/31/2021	$13,644	$20,404	$12,334
2/28/2021	$13,749	$21,042	$12,156
3/31/2021	$13,905	$21,796	$12,005
4/30/2021	$14,271	$22,919	$12,099
5/31/2021	$14,386	$23,024	$12,139
6/30/2021	$14,543	$23,592	$12,224
7/31/2021	$14,689	$23,991	$12,361
8/31/2021	$14,874	$24,675	$12,337
9/30/2021	$14,463	$23,568	$12,230
10/31/2021	$14,907	$25,161	$12,227
11/30/2021	$14,719	$24,778	$12,263
12/31/2021	$15,018	$25,754	$12,232
1/31/2022	$14,430	$24,239	$11,968
2/28/2022	$14,119	$23,628	$11,835
3/31/2022	$14,064	$24,395	$11,506
4/30/2022	$13,331	$22,206	$11,069
5/31/2022	$13,320	$22,176	$11,141
6/30/2022	$12,909	$20,321	$10,966
7/31/2022	$13,309	$22,227	$11,234
8/31/2022	$12,893	$21,397	$10,917
9/30/2022	$12,290	$19,413	$10,445
10/31/2022	$12,487	$21,005	$10,310
11/30/2022	$13,102	$22,102	$10,689
12/31/2022	$12,905	$20,808	$10,641
1/31/2023	$13,578	$22,241	$10,968
2/28/2023	$13,183	$21,721	$10,684
3/31/2023	$13,520	$22,302	$10,956
4/30/2023	$13,659	$22,539	$11,022
5/31/2023	$13,508	$22,627	$10,902
6/30/2023	$13,903	$24,172	$10,863
7/31/2023	$14,170	$25,039	$10,856
8/31/2023	$13,900	$24,555	$10,786
9/30/2023	$13,406	$23,386	$10,512
10/31/2023	$13,089	$22,766	$10,346
11/30/2023	$14,002	$24,888	$10,815
12/31/2023	$14,635	$26,209	$11,229
1/31/2024	$14,623	$26,499	$11,198
2/29/2024	$14,863	$27,933	$11,040
3/31/2024	$15,180	$28,835	$11,142
4/30/2024	$14,724	$27,566	$10,860
5/31/2024	$15,193	$28,868	$11,044
6/30/2024	$15,408	$29,762	$11,149
7/31/2024	$15,738	$30,315	$11,409
8/31/2024	$16,049	$30,975	$11,573
9/30/2024	$16,325	$31,616	$11,728
10/31/2024	$15,957	$31,384	$11,437
11/30/2024	$16,377	$33,471	$11,558
12/31/2024	$16,010	$32,448	$11,369
1/31/2025	$16,299	$33,473	$11,430
2/28/2025	$16,417	$32,831	$11,681
3/31/2025	$16,089	$30,916	$11,685
4/30/2025	$15,786	$30,709	$11,731
5/31/2025	$16,102	$32,655	$11,647
6/30/2025	$16,614	$34,314	$11,826
7/31/2025	$16,693	$35,070	$11,795
8/31/2025	$17,051	$35,881	$11,936
9/30/2025	$17,431	$37,120	$12,067
10/31/2025	$17,671	$37,915	$12,142
11/30/2025	$17,741	$38,019	$12,217
12/31/2025	$17,797	$38,012	$12,199

Average Annual Total Returns

IBDU1	1 Year	5 Years	10 Years
Initial Class	11.17%	5.38%	5.93%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$3,485,254,963
Number of Portfolio Holdings	14
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,814,223

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	47.4%
U.S. Equity Funds	35.8
International Equity Funds	16.2
Other Investment Company	2.4
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(2.5)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Initial Class

Top Holdings (Percentage of Net Assets)

Vanguard Total Bond Market ETF	20.2%
iShares Core U.S. Aggregate Bond ETF	20.2
Vanguard S&P 500 ETF	15.5
iShares Core S&P 500 ETF	10.8
Vanguard Intermediate-Term Corporate Bond ETF	7.0
Vanguard FTSE Developed Markets ETF	5.5
iShares Core MSCI Emerging Markets ETF	4.9
SPDR S&P 500 ETF Trust	4.9
iShares Core MSCI EAFE ETF	4.4
iShares Core S&P Mid-Cap ETF	2.6

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Initial Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP (the "Portfolio") seeks to balance capital appreciation and income. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$61	0.58%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 10.77%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30% over the same period.

  Overall, the fiscal year ended December 31, 2025, was another year of materially positive risk asset performance. U.S., international, and emerging markets equities all achieved positive returns, and international developed and emerging markets generally outperformed U.S. markets. Within fixed income, yields fell over the fiscal year, and bond funds posted gains on the back of the U.S. Federal Reserve’s rate cuts and still-elevated yields.

  The Portfolio is a multi-asset fund-of-funds that seeks to achieve its investment objective of balancing capital appreciation and income by investing its assets primarily in a combination of underlying third-party exchange-traded funds (“ETFs”). The Portfolio employs a managed risk strategy that seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

  The Portfolio’s managed risk process was triggered in the Portfolio in early April 2025 due to heightened market volatility arising from uncertainty surrounding tariffs. The Portfolio de-risked to its minimal equity allocation and re-risked to its full equity position in early to mid-May 2025. Market volatility did not trigger the managed risk volatility cap for the remainder of the fiscal year, and the Portfolio maintained its full equity allocation, remaining invested in equity markets and capturing overall positive performance during this period.

  The Portfolio’s performance over the fiscal year was positive, with a modestly overweight position in equities adding to returns during periods in which the Fund maintained its maximum allocation to equity ETFs. The Portfolio underperformed the blended benchmark returns due to the decrease in the Portfolio’s exposure to equity ETFs in April and May 2025. Both equities and fixed income returned positively, with Portfolio performance being driven by both U.S. and international ETFs in the overall equity rally in 2025. An allocation to investment grade corporate bonds contributed to returns, as corporate bonds outperformed broader U.S. fixed income during the period.

  The views expressed reflect the opinions of Goldman Sachs Asset Management, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Bloomberg US Aggregate Bond Index
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,690	$9,436	$10,138
2/29/2016	$9,699	$9,433	$10,210
3/31/2016	$10,009	$10,097	$10,303
4/30/2016	$10,073	$10,159	$10,343
5/31/2016	$10,109	$10,341	$10,345
6/30/2016	$10,201	$10,362	$10,531
7/31/2016	$10,392	$10,774	$10,598
8/31/2016	$10,394	$10,801	$10,586
9/30/2016	$10,422	$10,818	$10,580
10/31/2016	$10,263	$10,584	$10,499
11/30/2016	$10,263	$11,058	$10,250
12/31/2016	$10,375	$11,274	$10,265
1/31/2017	$10,515	$11,486	$10,285
2/28/2017	$10,711	$11,913	$10,354
3/31/2017	$10,758	$11,921	$10,349
4/30/2017	$10,870	$12,047	$10,428
5/31/2017	$11,001	$12,171	$10,509
6/30/2017	$11,048	$12,280	$10,498
7/31/2017	$11,206	$12,512	$10,543
8/31/2017	$11,257	$12,536	$10,638
9/30/2017	$11,380	$12,842	$10,587
10/31/2017	$11,513	$13,122	$10,593
11/30/2017	$11,655	$13,521	$10,580
12/31/2017	$11,769	$13,656	$10,628
1/31/2018	$12,083	$14,375	$10,506
2/28/2018	$11,750	$13,846	$10,406
3/31/2018	$11,693	$13,568	$10,473
4/30/2018	$11,665	$13,619	$10,395
5/31/2018	$11,779	$14,004	$10,469
6/30/2018	$11,760	$14,095	$10,456
7/31/2018	$11,940	$14,563	$10,459
8/31/2018	$12,084	$15,074	$10,526
9/30/2018	$12,056	$15,099	$10,458
10/31/2018	$11,515	$13,988	$10,376
11/30/2018	$11,640	$14,268	$10,438
12/31/2018	$11,234	$12,940	$10,629
1/31/2019	$11,611	$14,051	$10,742
2/28/2019	$11,737	$14,545	$10,736
3/31/2019	$11,911	$14,757	$10,942
4/30/2019	$12,133	$15,346	$10,945
5/31/2019	$11,814	$14,353	$11,139
6/30/2019	$12,287	$15,361	$11,279
7/31/2019	$12,316	$15,590	$11,304
8/31/2019	$12,314	$15,272	$11,597
9/30/2019	$12,415	$15,540	$11,535
10/31/2019	$12,587	$15,874	$11,570
11/30/2019	$12,780	$16,478	$11,564
12/31/2019	$12,992	$16,954	$11,556
1/31/2020	$13,023	$16,935	$11,778
2/29/2020	$12,577	$15,549	$11,990
3/31/2020	$11,726	$13,410	$11,920
4/30/2020	$12,121	$15,187	$12,132
5/31/2020	$12,314	$15,999	$12,188
6/30/2020	$12,456	$16,364	$12,265
7/31/2020	$12,729	$17,294	$12,448
8/31/2020	$12,960	$18,546	$12,348
9/30/2020	$12,761	$17,871	$12,341
10/31/2020	$12,614	$17,485	$12,286
11/30/2020	$13,274	$19,613	$12,406
12/31/2020	$13,536	$20,495	$12,423
1/31/2021	$13,484	$20,404	$12,334
2/28/2021	$13,589	$21,042	$12,156
3/31/2021	$13,735	$21,796	$12,005
4/30/2021	$14,092	$22,919	$12,099
5/31/2021	$14,207	$23,024	$12,139
6/30/2021	$14,364	$23,592	$12,224
7/31/2021	$14,500	$23,991	$12,361
8/31/2021	$14,681	$24,675	$12,337
9/30/2021	$14,270	$23,568	$12,230
10/31/2021	$14,703	$25,161	$12,227
11/30/2021	$14,514	$24,778	$12,263
12/31/2021	$14,803	$25,754	$12,232
1/31/2022	$14,225	$24,239	$11,968
2/28/2022	$13,914	$23,628	$11,835
3/31/2022	$13,848	$24,395	$11,506
4/30/2022	$13,126	$22,206	$11,069
5/31/2022	$13,126	$22,176	$11,141
6/30/2022	$12,715	$20,321	$10,966
7/31/2022	$13,104	$22,227	$11,234
8/31/2022	$12,691	$21,397	$10,917
9/30/2022	$12,101	$19,413	$10,445
10/31/2022	$12,286	$21,005	$10,310
11/30/2022	$12,888	$22,102	$10,689
12/31/2022	$12,691	$20,808	$10,641
1/31/2023	$13,351	$22,241	$10,968
2/28/2023	$12,958	$21,721	$10,684
3/31/2023	$13,293	$22,302	$10,956
4/30/2023	$13,421	$22,539	$11,022
5/31/2023	$13,259	$22,627	$10,902
6/30/2023	$13,652	$24,172	$10,863
7/31/2023	$13,907	$25,039	$10,856
8/31/2023	$13,647	$24,555	$10,786
9/30/2023	$13,154	$23,386	$10,512
10/31/2023	$12,851	$22,766	$10,346
11/30/2023	$13,735	$24,888	$10,815
12/31/2023	$14,366	$26,209	$11,229
1/31/2024	$14,341	$26,499	$11,198
2/29/2024	$14,568	$27,933	$11,040
3/31/2024	$14,884	$28,835	$11,142
4/30/2024	$14,429	$27,566	$10,860
5/31/2024	$14,884	$28,868	$11,044
6/30/2024	$15,099	$29,762	$11,149
7/31/2024	$15,414	$30,315	$11,409
8/31/2024	$15,709	$30,975	$11,573
9/30/2024	$15,983	$31,616	$11,728
10/31/2024	$15,617	$31,384	$11,437
11/30/2024	$16,035	$33,471	$11,558
12/31/2024	$15,670	$32,448	$11,369
1/31/2025	$15,944	$33,473	$11,430
2/28/2025	$16,061	$32,831	$11,681
3/31/2025	$15,735	$30,916	$11,685
4/30/2025	$15,435	$30,709	$11,731
5/31/2025	$15,735	$32,655	$11,647
6/30/2025	$16,244	$34,314	$11,826
7/31/2025	$16,310	$35,070	$11,795
8/31/2025	$16,644	$35,881	$11,936
9/30/2025	$17,022	$37,120	$12,067
10/31/2025	$17,246	$37,915	$12,142
11/30/2025	$17,316	$38,019	$12,217
12/31/2025	$17,357	$38,012	$12,199

Average Annual Total Returns

IBDU2	1 Year	5 Years	10 Years
Service Class	10.77%	5.10%	5.67%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	7.30%	(0.36)%	2.01%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$3,485,254,963
Number of Portfolio Holdings	14
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,814,223

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	47.4%
U.S. Equity Funds	35.8
International Equity Funds	16.2
Other Investment Company	2.4
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(2.5)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Service Class

Top Holdings (Percentage of Net Assets)

Vanguard Total Bond Market ETF	20.2%
iShares Core U.S. Aggregate Bond ETF	20.2
Vanguard S&P 500 ETF	15.5
iShares Core S&P 500 ETF	10.8
Vanguard Intermediate-Term Corporate Bond ETF	7.0
Vanguard FTSE Developed Markets ETF	5.5
iShares Core MSCI Emerging Markets ETF	4.9
SPDR S&P 500 ETF Trust	4.9
iShares Core MSCI EAFE ETF	4.4
iShares Core S&P Mid-Cap ETF	2.6

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

Service Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$38	0.36%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 10.27%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%. The performance benchmark, the Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended Benchmark, returned 12.19% over the same period.

  Overall, the fiscal year ended December 31, 2025, was another year of materially positive risk asset performance. U.S., international, and emerging markets equities all achieved positive returns, and international developed and emerging markets generally outperformed U.S. markets. Within fixed income, yields fell over the fiscal year, and bond funds posted gains on the back of the U.S. Federal Reserve’s rate cuts and still-elevated yields.

  The Portfolio is a multi-asset fund-of-funds that seeks to achieve its investment objective of current income and preservation of capital by investing its assets primarily in a combination of underlying third-party exchange-traded funds (“ETFs”). The Portfolio employs a managed risk strategy that seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

  The Portfolio’s managed risk process was triggered in the Portfolio in early April 2025 due to heightened market volatility arising from uncertainty surrounding tariffs. The Portfolio de-risked to its minimal equity allocation and re-risked to its full equity position in early to mid-May 2025. Market volatility did not trigger the managed risk volatility cap for the remainder of the fiscal year, and the Portfolio maintained its full equity allocation, remaining invested in equity markets and capturing overall positive performance during this period.

  The Portfolio’s performance over the fiscal year was positive, with a modestly overweight position in equities adding to returns during periods in which the Fund maintained its maximum allocation to equity ETFs. The Portfolio underperformed the blended benchmark returns due to the decrease in the Portfolio’s exposure to equity ETFs in April and May 2025. Both equities and fixed income returned positively, with Portfolio performance being driven by both U.S. and international ETFs in the overall equity rally in 2025. An allocation to investment grade corporate bonds contributed to returns, as corporate bonds outperformed broader U.S. fixed income during the period.

  The views expressed reflect the opinions of Goldman Sachs Asset Management, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Bloomberg US Aggregate Bond Index	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended Benchmark
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,922	$10,138	$9,879
2/29/2016	$9,957	$10,210	$9,911
3/31/2016	$10,215	$10,303	$10,227
4/30/2016	$10,267	$10,343	$10,295
5/31/2016	$10,293	$10,345	$10,329
6/30/2016	$10,439	$10,531	$10,439
7/31/2016	$10,594	$10,598	$10,639
8/31/2016	$10,586	$10,586	$10,644
9/30/2016	$10,604	$10,580	$10,658
10/31/2016	$10,471	$10,499	$10,533
11/30/2016	$10,365	$10,250	$10,463
12/31/2016	$10,436	$10,265	$10,552
1/31/2017	$10,524	$10,285	$10,653
2/28/2017	$10,666	$10,354	$10,817
3/31/2017	$10,710	$10,349	$10,843
4/30/2017	$10,816	$10,428	$10,950
5/31/2017	$10,931	$10,509	$11,069
6/30/2017	$10,975	$10,498	$11,089
7/31/2017	$11,117	$10,543	$11,212
8/31/2017	$11,172	$10,638	$11,287
9/30/2017	$11,389	$10,593	$11,430
10/31/2017	$11,515	$10,580	$11,518
12/31/2017	$11,615	$10,628	$11,609
1/31/2018	$11,850	$10,506	$11,739
2/28/2018	$11,488	$10,406	$11,504
3/31/2018	$11,515	$10,473	$11,475
4/30/2018	$11,452	$10,395	$11,450
5/31/2018	$11,543	$10,469	$11,558
6/30/2018	$11,543	$10,456	$11,547
7/31/2018	$11,642	$10,459	$11,674
8/31/2018	$11,760	$10,526	$11,800
9/30/2018	$11,723	$10,458	$11,761
10/31/2018	$11,333	$10,376	$11,387
11/30/2018	$11,435	$10,438	$11,498
12/31/2018	$11,231	$10,629	$11,316
1/31/2019	$11,509	$10,742	$11,723
2/28/2019	$11,583	$10,736	$11,845
3/31/2019	$11,788	$10,942	$12,044
4/30/2019	$11,880	$10,945	$12,197
5/31/2019	$11,843	$11,139	$12,078
6/30/2019	$12,140	$11,279	$12,459
7/31/2019	$12,168	$11,304	$12,510
8/31/2019	$12,351	$11,597	$12,620
9/30/2019	$12,351	$11,535	$12,666
10/31/2019	$12,441	$11,570	$12,804
11/30/2019	$12,531	$11,564	$12,932
12/31/2019	$12,621	$11,556	$13,076
1/31/2020	$12,770	$11,778	$13,199
2/29/2020	$12,661	$11,990	$12,977
3/31/2020	$12,051	$11,920	$12,292
4/30/2020	$12,381	$12,132	$12,937
5/31/2020	$12,531	$12,188	$13,197
6/30/2020	$12,651	$12,265	$13,389
7/31/2020	$12,900	$12,448	$13,769
8/31/2020	$12,941	$12,348	$14,006
9/30/2020	$12,848	$12,341	$13,842
10/31/2020	$12,735	$12,286	$13,700
11/30/2020	$13,147	$12,406	$14,389
12/31/2020	$13,280	$12,423	$14,644
1/31/2021	$13,188	$12,334	$14,565
2/28/2021	$13,116	$12,156	$14,572
3/31/2021	$13,095	$12,005	$14,605
4/30/2021	$13,301	$12,099	$14,914
5/31/2021	$13,352	$12,139	$15,010
6/30/2021	$13,486	$12,224	$15,166
7/31/2021	$13,630	$12,361	$15,322
8/31/2021	$13,690	$12,337	$15,443
9/30/2021	$13,446	$12,230	$15,133
10/31/2021	$13,637	$12,227	$15,420
11/30/2021	$13,573	$12,263	$15,327
12/31/2021	$13,679	$12,232	$15,514
1/31/2022	$13,265	$11,968	$15,011
2/28/2022	$13,095	$11,835	$14,779
3/31/2022	$12,841	$11,506	$14,636
4/30/2022	$12,289	$11,069	$13,855
5/31/2022	$12,374	$11,141	$13,918
6/30/2022	$12,045	$10,966	$13,365
7/31/2022	$12,352	$11,234	$13,940
8/31/2022	$12,062	$10,917	$13,509
9/30/2022	$11,600	$10,445	$12,681
10/31/2022	$11,644	$10,310	$12,872
11/30/2022	$12,238	$10,689	$13,502
12/31/2022	$12,084	$10,641	$13,254
1/31/2023	$12,601	$10,968	$13,859
2/28/2023	$12,260	$10,684	$13,498
3/31/2023	$12,601	$10,956	$13,846
4/30/2023	$12,711	$11,022	$13,960
5/31/2023	$12,568	$10,902	$13,826
6/30/2023	$12,821	$10,863	$14,095
7/31/2023	$12,986	$10,856	$14,273
8/31/2023	$12,789	$10,786	$14,081
9/30/2023	$12,377	$10,512	$13,635
10/31/2023	$12,106	$10,346	$13,347
11/30/2023	$12,848	$10,815	$14,174
12/31/2023	$13,402	$11,229	$14,788
1/31/2024	$13,390	$11,198	$14,787
2/29/2024	$13,485	$11,040	$14,887
3/31/2024	$13,720	$11,142	$15,145
4/30/2024	$13,320	$10,860	$14,705
5/31/2024	$13,697	$11,044	$15,087
6/30/2024	$13,874	$11,149	$15,296
7/31/2024	$14,180	$11,409	$15,634
8/31/2024	$14,430	$11,573	$15,909
9/30/2024	$14,669	$11,728	$16,174
10/31/2024	$14,329	$11,437	$15,806
11/30/2024	$14,644	$11,558	$16,162
12/31/2024	$14,341	$11,369	$15,836
1/31/2025	$14,543	$11,430	$16,078
2/28/2025	$14,707	$11,681	$16,254
3/31/2025	$14,493	$11,685	$16,015
4/30/2025	$14,367	$11,731	$16,088
5/31/2025	$14,556	$11,647	$16,343
6/30/2025	$14,946	$11,826	$16,770
7/31/2025	$14,997	$11,795	$16,830
8/31/2025	$15,261	$11,936	$17,117
9/30/2025	$15,551	$12,067	$17,449
10/31/2025	$15,722	$12,142	$17,649
11/30/2025	$15,800	$12,217	$17,732
12/31/2025	$15,814	$12,199	$17,768

Average Annual Total Returns

IXFV1	1 Year	5 Years	10 Years
Initial Class	10.27%	3.55%	4.69%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended BenchmarkFootnote Reference(b)	12.19%	3.94%	5.92%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Blended Benchmark consists of the following: Bloomberg US Aggregate Bond Index, 65%; Russell 3000® Index, 25%; and MSCI All Country World ex-U.S. Index, 10%. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$385,443,871
Number of Portfolio Holdings	15
Portfolio Turnover Rate	37%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,247,510

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	62.7%
U.S. Equity Funds	25.4
International Equity Funds	11.3
Other Investment Company	2.2
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(2.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Initial Class

Top Holdings (Percentage of Net Assets)

Schwab U.S. Aggregate Bond ETF	19.4%
Vanguard Total Bond Market ETF	19.3
iShares Core U.S. Aggregate Bond ETF	19.1
iShares Core S&P 500 ETF	7.3
Vanguard S&P 500 ETF	7.3
SPDR S&P 500 ETF Trust	7.3
Vanguard Intermediate-Term Corporate Bond ETF	4.9
iShares Core MSCI Emerging Markets ETF	3.3
Vanguard FTSE Developed Markets ETF	2.9
iShares Core MSCI EAFE ETF	2.8

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Initial Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP (the "Portfolio") seeks current income and preservation of capital. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$64	0.61%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 10.07%. For the same period, the Portfolio’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 7.30%. The performance benchmark, the Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended Benchmark, returned 12.19% over the same period.

  Overall, the fiscal year ended December 31, 2025, was another year of materially positive risk asset performance. U.S., international, and emerging markets equities all achieved positive returns, and international developed and emerging markets generally outperformed U.S. markets. Within fixed income, yields fell over the fiscal year, and bond funds posted gains on the back of the U.S. Federal Reserve’s rate cuts and still-elevated yields.

  The Portfolio is a multi-asset fund-of-funds that seeks to achieve its investment objective of current income and preservation of capital by investing its assets primarily in a combination of underlying third-party exchange-traded funds (“ETFs”). The Portfolio employs a managed risk strategy that seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

  The Portfolio’s managed risk process was triggered in the Portfolio in early April 2025 due to heightened market volatility arising from uncertainty surrounding tariffs. The Portfolio de-risked to its minimal equity allocation and re-risked to its full equity position in early to mid-May 2025. Market volatility did not trigger the managed risk volatility cap for the remainder of the fiscal year, and the Portfolio maintained its full equity allocation, remaining invested in equity markets and capturing overall positive performance during this period.

  The Portfolio’s performance over the fiscal year was positive, with a modestly overweight position in equities adding to returns during periods in which the Fund maintained its maximum allocation to equity ETFs. The Portfolio underperformed the blended benchmark returns due to the decrease in the Portfolio’s exposure to equity ETFs in April and May 2025. Both equities and fixed income returned positively, with Portfolio performance being driven by both U.S. and international ETFs in the overall equity rally in 2025. An allocation to investment grade corporate bonds contributed to returns, as corporate bonds outperformed broader U.S. fixed income during the period.

  The views expressed reflect the opinions of Goldman Sachs Asset Management, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Bloomberg US Aggregate Bond Index	Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended Benchmark
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,922	$10,138	$9,879
2/29/2016	$9,957	$10,210	$9,911
3/31/2016	$10,209	$10,303	$10,227
4/30/2016	$10,261	$10,343	$10,295
5/31/2016	$10,287	$10,345	$10,329
6/30/2016	$10,426	$10,531	$10,439
7/31/2016	$10,582	$10,598	$10,639
8/31/2016	$10,568	$10,586	$10,644
9/30/2016	$10,586	$10,580	$10,658
10/31/2016	$10,452	$10,499	$10,533
11/30/2016	$10,336	$10,250	$10,463
12/31/2016	$10,408	$10,265	$10,552
1/31/2017	$10,497	$10,285	$10,653
2/28/2017	$10,639	$10,354	$10,817
3/31/2017	$10,675	$10,349	$10,843
4/30/2017	$10,781	$10,428	$10,950
5/31/2017	$10,897	$10,509	$11,069
6/30/2017	$10,933	$10,498	$11,089
7/31/2017	$11,066	$10,543	$11,212
8/31/2017	$11,129	$10,638	$11,287
9/30/2017	$11,338	$10,593	$11,430
10/31/2017	$11,456	$10,580	$11,518
12/31/2017	$11,556	$10,628	$11,609
1/31/2018	$11,782	$10,506	$11,739
2/28/2018	$11,429	$10,406	$11,504
3/31/2018	$11,447	$10,473	$11,475
4/30/2018	$11,383	$10,395	$11,450
5/31/2018	$11,474	$10,469	$11,558
6/30/2018	$11,474	$10,456	$11,547
7/31/2018	$11,565	$10,459	$11,674
8/31/2018	$11,679	$10,526	$11,800
9/30/2018	$11,642	$10,458	$11,761
10/31/2018	$11,252	$10,376	$11,387
11/30/2018	$11,354	$10,438	$11,498
12/31/2018	$11,140	$10,629	$11,316
1/31/2019	$11,428	$10,742	$11,723
2/28/2019	$11,494	$10,736	$11,845
3/31/2019	$11,698	$10,942	$12,044
4/30/2019	$11,782	$10,945	$12,197
5/31/2019	$11,745	$11,139	$12,078
6/30/2019	$12,042	$11,279	$12,459
7/31/2019	$12,061	$11,304	$12,510
8/31/2019	$12,238	$11,597	$12,620
9/30/2019	$12,238	$11,535	$12,666
10/31/2019	$12,318	$11,570	$12,804
11/30/2019	$12,408	$11,564	$12,932
12/31/2019	$12,498	$11,556	$13,076
1/31/2020	$12,638	$11,778	$13,199
2/29/2020	$12,528	$11,990	$12,977
3/31/2020	$11,929	$11,920	$12,292
4/30/2020	$12,248	$12,132	$12,937
5/31/2020	$12,398	$12,188	$13,197
6/30/2020	$12,508	$12,265	$13,389
7/31/2020	$12,748	$12,448	$13,769
8/31/2020	$12,794	$12,348	$14,006
9/30/2020	$12,702	$12,341	$13,842
10/31/2020	$12,579	$12,286	$13,700
11/30/2020	$12,989	$12,406	$14,389
12/31/2020	$13,112	$12,423	$14,644
1/31/2021	$13,030	$12,334	$14,565
2/28/2021	$12,948	$12,156	$14,572
3/31/2021	$12,928	$12,005	$14,605
4/30/2021	$13,122	$12,099	$14,914
5/31/2021	$13,184	$12,139	$15,010
6/30/2021	$13,297	$12,224	$15,166
7/31/2021	$13,440	$12,361	$15,322
8/31/2021	$13,495	$12,337	$15,443
9/30/2021	$13,252	$12,230	$15,133
10/31/2021	$13,432	$12,227	$15,420
11/30/2021	$13,379	$12,263	$15,327
12/31/2021	$13,474	$12,232	$15,514
1/31/2022	$13,073	$11,968	$15,011
2/28/2022	$12,904	$11,835	$14,779
3/31/2022	$12,650	$11,506	$14,636
4/30/2022	$12,101	$11,069	$13,855
5/31/2022	$12,175	$11,141	$13,918
6/30/2022	$11,848	$10,966	$13,365
7/31/2022	$12,154	$11,234	$13,940
8/31/2022	$11,869	$10,917	$13,509
9/30/2022	$11,411	$10,445	$12,681
10/31/2022	$11,455	$10,310	$12,872
11/30/2022	$12,022	$10,689	$13,502
12/31/2022	$11,880	$10,641	$13,254
1/31/2023	$12,382	$10,968	$13,859
2/28/2023	$12,044	$10,684	$13,498
3/31/2023	$12,371	$10,956	$13,846
4/30/2023	$12,480	$11,022	$13,960
5/31/2023	$12,338	$10,902	$13,826
6/30/2023	$12,578	$10,863	$14,095
7/31/2023	$12,742	$10,856	$14,273
8/31/2023	$12,555	$10,786	$14,081
9/30/2023	$12,135	$10,512	$13,635
10/31/2023	$11,878	$10,346	$13,347
11/30/2023	$12,602	$10,815	$14,174
12/31/2023	$13,138	$11,229	$14,788
1/31/2024	$13,115	$11,198	$14,787
2/29/2024	$13,220	$11,040	$14,887
3/31/2024	$13,442	$11,142	$15,145
4/30/2024	$13,045	$10,860	$14,705
5/31/2024	$13,407	$11,044	$15,087
6/30/2024	$13,582	$11,149	$15,296
7/31/2024	$13,874	$11,409	$15,634
8/31/2024	$14,117	$11,573	$15,909
9/30/2024	$14,342	$11,728	$16,174
10/31/2024	$14,005	$11,437	$15,806
11/30/2024	$14,329	$11,558	$16,162
12/31/2024	$14,018	$11,369	$15,836
1/31/2025	$14,217	$11,430	$16,078
2/28/2025	$14,379	$11,681	$16,254
3/31/2025	$14,167	$11,685	$16,015
4/30/2025	$14,030	$11,731	$16,088
5/31/2025	$14,217	$11,647	$16,343
6/30/2025	$14,603	$11,826	$16,770
7/31/2025	$14,640	$11,795	$16,830
8/31/2025	$14,898	$11,936	$17,117
9/30/2025	$15,183	$12,067	$17,449
10/31/2025	$15,351	$12,142	$17,649
11/30/2025	$15,416	$12,217	$17,732
12/31/2025	$15,429	$12,199	$17,768

Average Annual Total Returns

IXFV2	1 Year	5 Years	10 Years
Service Class	10.07%	3.31%	4.43%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	7.30%	(0.36)%	2.01%
Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended BenchmarkFootnote Reference(b)	12.19%	3.94%	5.92%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Blended Benchmark consists of the following: Bloomberg US Aggregate Bond Index, 65%; Russell 3000® Index, 25%; and MSCI All Country World ex-U.S. Index, 10%. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$385,443,871
Number of Portfolio Holdings	15
Portfolio Turnover Rate	37%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,247,510

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Fixed Income Funds	62.7%
U.S. Equity Funds	25.4
International Equity Funds	11.3
Other Investment Company	2.2
Repurchase Agreements	0.7
Net Other Assets (Liabilities)Footnote Reference^	(2.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Service Class

Top Holdings (Percentage of Net Assets)

Schwab U.S. Aggregate Bond ETF	19.4%
Vanguard Total Bond Market ETF	19.3
iShares Core U.S. Aggregate Bond ETF	19.1
iShares Core S&P 500 ETF	7.3
Vanguard S&P 500 ETF	7.3
SPDR S&P 500 ETF Trust	7.3
Vanguard Intermediate-Term Corporate Bond ETF	4.9
iShares Core MSCI Emerging Markets ETF	3.3
Vanguard FTSE Developed Markets ETF	2.9
iShares Core MSCI EAFE ETF	2.8

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

Service Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Growth ETF VP (the "Portfolio") seeks capital appreciation as a primary objective and income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$36	0.34%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 12.49%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended Benchmark, returned 18.12% over the same period.

  Overall, the fiscal year ended December 31, 2025, was another year of materially positive risk asset performance. U.S., international, and emerging markets equities all achieved positive returns, and international developed and emerging markets generally outperformed U.S. markets. Within fixed income, yields fell over the fiscal year, and bond funds posted gains on the back of the U.S. Federal Reserve’s rate cuts and still-elevated yields.

  The Portfolio is a multi-asset fund-of-funds that seeks capital appreciation as a primary objective and income as a secondary objective by investing its assets primarily in a combination of underlying third-party exchange-traded funds (“ETFs”). The Portfolio employs a managed risk strategy that seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

  The Portfolio’s managed risk process was triggered in the Portfolio in early April 2025 due to heightened market volatility arising from uncertainty surrounding tariffs. The Portfolio de-risked to its minimal equity allocation and re-risked to its full equity position in early to mid-May 2025. Market volatility did not trigger the managed risk volatility cap for the remainder of the fiscal year, and the Portfolio maintained its full equity allocation, remaining invested in equity markets and capturing overall positive performance during this period.

  The Portfolio’s performance over the fiscal year was positive, with a modestly overweight position in equities adding to returns during periods in which the Fund maintained its maximum allocation to equity ETFs. The Portfolio underperformed the blended benchmark returns due to the decrease in the Portfolio’s exposure to equity ETFs in April and May 2025. Both equities and fixed income returned positively, with Portfolio performance being driven by both U.S. and international ETFs in the overall equity rally in 2025. An allocation to investment grade corporate bonds contributed to returns, as corporate bonds outperformed broader U.S. fixed income during the period.

  The views expressed reflect the opinions of Goldman Sachs Asset Management, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	Russell 3000® Index	Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended Benchmark
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,586	$9,436	$9,581
2/29/2016	$9,564	$9,433	$9,569
3/31/2016	$9,968	$10,097	$10,124
4/30/2016	$10,043	$10,159	$10,228
5/31/2016	$10,117	$10,341	$10,290
6/30/2016	$10,064	$10,362	$10,312
7/31/2016	$10,329	$10,774	$10,662
8/31/2016	$10,345	$10,801	$10,687
9/30/2016	$10,367	$10,818	$10,727
10/31/2016	$10,205	$10,584	$10,552
11/30/2016	$10,335	$11,058	$10,676
12/31/2016	$10,497	$11,274	$10,854
1/31/2017	$10,713	$11,486	$11,056
2/28/2017	$10,973	$11,913	$11,332
3/31/2017	$11,049	$11,921	$11,402
4/30/2017	$11,179	$12,047	$11,545
5/31/2017	$11,341	$12,171	$11,715
6/30/2017	$11,406	$12,280	$11,774
7/31/2017	$11,633	$12,512	$11,998
8/31/2017	$11,664	$12,536	$12,048
9/30/2017	$12,083	$13,122	$12,433
10/31/2017	$12,314	$13,521	$12,653
12/31/2017	$12,469	$13,656	$12,802
1/31/2018	$12,998	$14,375	$13,280
2/28/2018	$12,447	$13,846	$12,851
3/31/2018	$12,270	$13,568	$12,688
4/30/2018	$12,281	$13,619	$12,739
5/31/2018	$12,425	$14,004	$12,883
6/30/2018	$12,413	$14,095	$12,868
7/31/2018	$12,711	$14,563	$13,167
8/31/2018	$12,900	$15,074	$13,363
9/30/2018	$12,900	$15,099	$13,367
10/31/2018	$12,080	$13,988	$12,577
11/30/2018	$12,215	$14,268	$12,752
12/31/2018	$11,597	$12,940	$12,061
1/31/2019	$12,136	$14,051	$12,842
2/28/2019	$12,361	$14,545	$13,133
3/31/2019	$12,518	$14,757	$13,316
4/30/2019	$12,877	$15,346	$13,672
5/31/2019	$12,271	$14,353	$13,111
6/30/2019	$12,944	$15,361	$13,808
7/31/2019	$12,989	$15,590	$13,888
8/31/2019	$12,805	$15,272	$13,736
9/30/2019	$12,968	$15,540	$13,929
10/31/2019	$13,220	$15,874	$14,209
11/30/2019	$13,534	$16,478	$14,517
12/31/2019	$13,887	$16,954	$14,878
1/31/2020	$13,811	$16,935	$14,845
2/29/2020	$13,006	$15,549	$14,005
3/31/2020	$12,075	$13,410	$12,512
4/30/2020	$12,566	$15,187	$13,654
5/31/2020	$12,830	$15,999	$14,166
6/30/2020	$12,868	$16,364	$14,511
7/31/2020	$13,195	$17,294	$15,142
8/31/2020	$13,680	$18,546	$15,835
9/30/2020	$13,376	$17,871	$15,451
10/31/2020	$13,124	$17,485	$15,190
11/30/2020	$14,038	$19,613	$16,659
12/31/2020	$14,515	$20,495	$17,267
1/31/2021	$14,462	$20,404	$17,210
2/28/2021	$14,753	$21,042	$17,509
3/31/2021	$14,991	$21,796	$17,840
4/30/2021	$15,481	$22,919	$18,482
5/31/2021	$15,640	$23,024	$18,675
6/30/2021	$15,839	$23,592	$18,932
7/31/2021	$15,985	$23,991	$19,097
8/31/2021	$16,287	$24,675	$19,458
9/30/2021	$15,712	$23,568	$18,819
10/31/2021	$16,400	$25,161	$19,577
11/30/2021	$16,105	$24,778	$19,248
12/31/2021	$16,582	$25,754	$19,808
1/31/2022	$15,824	$24,239	$18,926
2/28/2022	$15,431	$23,628	$18,541
3/31/2022	$15,529	$24,395	$18,738
4/30/2022	$14,588	$22,206	$17,417
5/31/2022	$14,616	$22,176	$17,461
6/30/2022	$13,999	$20,321	$16,287
7/31/2022	$14,616	$22,227	$17,318
8/31/2022	$14,208	$21,397	$16,730
9/30/2022	$13,463	$19,413	$15,357
10/31/2022	$13,859	$21,005	$16,069
11/30/2022	$14,618	$22,102	$17,095
12/31/2022	$14,208	$20,808	$16,524
1/31/2023	$15,150	$22,241	$17,563
2/28/2023	$14,694	$21,721	$17,097
3/31/2023	$15,089	$22,302	$17,544
4/30/2023	$15,272	$22,539	$17,734
5/31/2023	$15,105	$22,627	$17,581
6/30/2023	$15,788	$24,172	$18,378
7/31/2023	$16,244	$25,039	$18,893
8/31/2023	$15,858	$24,555	$18,477
9/30/2023	$15,207	$23,386	$17,766
10/31/2023	$14,795	$22,766	$17,279
11/30/2023	$15,984	$24,888	$18,678
12/31/2023	$16,777	$26,209	$19,592
1/31/2024	$16,761	$26,499	$19,643
2/29/2024	$17,316	$27,933	$20,238
3/31/2024	$17,808	$28,835	$20,776
4/30/2024	$17,190	$27,566	$20,091
5/31/2024	$17,887	$28,868	$20,813
6/30/2024	$18,189	$29,762	$21,197
7/31/2024	$18,569	$30,315	$21,636
8/31/2024	$18,947	$30,975	$22,098
9/30/2024	$19,307	$31,616	$22,551
10/31/2024	$18,898	$31,384	$22,075
11/30/2024	$19,553	$33,471	$22,849
12/31/2024	$19,045	$32,448	$22,294
1/31/2025	$19,504	$33,473	$22,891
2/28/2025	$19,520	$32,831	$22,865
3/31/2025	$18,931	$30,916	$22,155
4/30/2025	$18,374	$30,709	$22,286
5/31/2025	$18,849	$32,655	$23,221
6/30/2025	$19,618	$34,314	$24,108
7/31/2025	$19,782	$35,070	$24,354
8/31/2025	$20,303	$35,881	$24,917
9/30/2025	$20,873	$37,120	$25,641
10/31/2025	$21,229	$37,915	$26,087
11/30/2025	$21,318	$38,019	$26,165
12/31/2025	$21,425	$38,012	$26,334

Average Annual Total Returns

IBD01	1 Year	5 Years	10 Years
Initial Class	12.49%	8.10%	7.92%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended BenchmarkFootnote Reference(b)	18.12%	8.81%	10.17%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	The Transamerica Goldman Sachs Managed Risk – Growth ETF VP Blended Benchmark consists of the following: Russell 3000® Index, 52%; Bloomberg US Aggregate Bond Index, 25%; and MSCI All Country World ex-U.S. Index, 23%. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,685,199,198
Number of Portfolio Holdings	14
Portfolio Turnover Rate	68%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,244,059

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	54.4%
International Equity Funds	24.2
U.S. Fixed Income Funds	20.8
Repurchase Agreements	0.6
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Initial Class

Top Holdings (Percentage of Net Assets)

Vanguard S&P 500 ETF	19.0%
iShares Core S&P 500 ETF	17.7
SPDR S&P 500 ETF Trust	10.5
iShares Core U.S. Aggregate Bond ETF	7.5
Vanguard Total Bond Market ETF	7.4
iShares Core MSCI Emerging Markets ETF	6.9
Vanguard Intermediate-Term Corporate Bond ETF	5.9
iShares Core MSCI EAFE ETF	5.8
Vanguard FTSE Developed Markets ETF	5.8
iShares MSCI EAFE ETF	5.3

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Initial Class

Annual Shareholder Report

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Goldman Sachs Managed Risk - Growth ETF VP (the "Portfolio") seeks capital appreciation as a primary objective and income as a secondary objective. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating ExpensesFootnote Reference*

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$63	0.59%Footnote Reference†
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Portfolio invests.
Footnote†	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 12.27%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended Benchmark, returned 18.12% over the same period.

  Overall, the fiscal year ended December 31, 2025, was another year of materially positive risk asset performance. U.S., international, and emerging markets equities all achieved positive returns, and international developed and emerging markets generally outperformed U.S. markets. Within fixed income, yields fell over the fiscal year, and bond funds posted gains on the back of the U.S. Federal Reserve’s rate cuts and still-elevated yields.

  The Portfolio is a multi-asset fund-of-funds that seeks capital appreciation as a primary objective and income as a secondary objective by investing its assets primarily in a combination of underlying third-party exchange-traded funds (“ETFs”). The Portfolio employs a managed risk strategy that seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

  The Portfolio’s managed risk process was triggered in the Portfolio in early April 2025 due to heightened market volatility arising from uncertainty surrounding tariffs. The Portfolio de-risked to its minimal equity allocation and re-risked to its full equity position in early to mid-May 2025. Market volatility did not trigger the managed risk volatility cap for the remainder of the fiscal year, and the Portfolio maintained its full equity allocation, remaining invested in equity markets and capturing overall positive performance during this period.

  The Portfolio’s performance over the fiscal year was positive, with a modestly overweight position in equities adding to returns during periods in which the Fund maintained its maximum allocation to equity ETFs. The Portfolio underperformed the blended benchmark returns due to the decrease in the Portfolio’s exposure to equity ETFs in April and May 2025. Both equities and fixed income returned positively, with Portfolio performance being driven by both U.S. and international ETFs in the overall equity rally in 2025. An allocation to investment grade corporate bonds contributed to returns, as corporate bonds outperformed broader U.S. fixed income during the period.

  The views expressed reflect the opinions of Goldman Sachs Asset Management, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended Benchmark
12/31/2015	$10,000	$10,000	$10,000
1/31/2016	$9,579	$9,436	$9,581
2/29/2016	$9,558	$9,433	$9,569
3/31/2016	$9,957	$10,097	$10,124
4/30/2016	$10,032	$10,159	$10,228
5/31/2016	$10,097	$10,341	$10,290
6/30/2016	$10,054	$10,362	$10,312
7/31/2016	$10,313	$10,774	$10,662
8/31/2016	$10,324	$10,801	$10,687
9/30/2016	$10,346	$10,818	$10,727
10/31/2016	$10,182	$10,584	$10,552
11/30/2016	$10,313	$11,058	$10,676
12/31/2016	$10,467	$11,274	$10,854
1/31/2017	$10,675	$11,486	$11,056
2/28/2017	$10,938	$11,913	$11,332
3/31/2017	$11,015	$11,921	$11,402
4/30/2017	$11,146	$12,047	$11,545
5/31/2017	$11,300	$12,171	$11,715
6/30/2017	$11,366	$12,280	$11,774
7/31/2017	$11,585	$12,512	$11,998
8/31/2017	$11,609	$12,536	$12,048
9/30/2017	$12,033	$13,122	$12,433
10/31/2017	$12,255	$13,521	$12,653
12/31/2017	$12,400	$13,656	$12,802
1/31/2018	$12,924	$14,375	$13,280
2/28/2018	$12,378	$13,846	$12,851
3/31/2018	$12,200	$13,568	$12,688
4/30/2018	$12,211	$13,619	$12,739
5/31/2018	$12,344	$14,004	$12,883
6/30/2018	$12,333	$14,095	$12,868
7/31/2018	$12,623	$14,563	$13,167
8/31/2018	$12,803	$15,074	$13,363
9/30/2018	$12,814	$15,099	$13,367
10/31/2018	$11,999	$13,988	$12,577
11/30/2018	$12,124	$14,268	$12,752
12/31/2018	$11,513	$12,940	$12,061
1/31/2019	$12,045	$14,051	$12,842
2/28/2019	$12,260	$14,545	$13,133
3/31/2019	$12,418	$14,757	$13,316
4/30/2019	$12,769	$15,346	$13,672
5/31/2019	$12,169	$14,353	$13,111
6/30/2019	$12,826	$15,361	$13,808
7/31/2019	$12,871	$15,590	$13,888
8/31/2019	$12,683	$15,272	$13,736
9/30/2019	$12,835	$15,540	$13,929
10/31/2019	$13,088	$15,874	$14,209
11/30/2019	$13,392	$16,478	$14,517
12/31/2019	$13,747	$16,954	$14,878
1/31/2020	$13,658	$16,935	$14,845
2/29/2020	$12,873	$15,549	$14,005
3/31/2020	$11,948	$13,410	$12,512
4/30/2020	$12,429	$15,187	$13,654
5/31/2020	$12,683	$15,999	$14,166
6/30/2020	$12,721	$16,364	$14,511
7/31/2020	$13,050	$17,294	$15,142
8/31/2020	$13,515	$18,546	$15,835
9/30/2020	$13,222	$17,871	$15,451
10/31/2020	$12,955	$17,485	$15,190
11/30/2020	$13,874	$19,613	$16,659
12/31/2020	$14,327	$20,495	$17,267
1/31/2021	$14,287	$20,404	$17,210
2/28/2021	$14,553	$21,042	$17,509
3/31/2021	$14,793	$21,796	$17,840
4/30/2021	$15,272	$22,919	$18,482
5/31/2021	$15,419	$23,024	$18,675
6/30/2021	$15,618	$23,592	$18,932
7/31/2021	$15,765	$23,991	$19,097
8/31/2021	$16,057	$24,675	$19,458
9/30/2021	$15,479	$23,568	$18,819
10/31/2021	$16,156	$25,161	$19,577
11/30/2021	$15,860	$24,778	$19,248
12/31/2021	$16,339	$25,754	$19,808
1/31/2022	$15,578	$24,239	$18,926
2/28/2022	$15,197	$23,628	$18,541
3/31/2022	$15,282	$24,395	$18,738
4/30/2022	$14,351	$22,206	$17,417
5/31/2022	$14,394	$22,176	$17,461
6/30/2022	$13,773	$20,321	$16,287
7/31/2022	$14,379	$22,227	$17,318
8/31/2022	$13,967	$21,397	$16,730
9/30/2022	$13,236	$19,413	$15,357
10/31/2022	$13,616	$21,005	$16,069
11/30/2022	$14,363	$22,102	$17,095
12/31/2022	$13,967	$20,808	$16,524
1/31/2023	$14,881	$22,241	$17,563
2/28/2023	$14,439	$21,721	$17,097
3/31/2023	$14,804	$22,302	$17,544
4/30/2023	$14,987	$22,539	$17,734
5/31/2023	$14,820	$22,627	$17,581
6/30/2023	$15,490	$24,172	$18,378
7/31/2023	$15,932	$25,039	$18,893
8/31/2023	$15,547	$24,555	$18,477
9/30/2023	$14,913	$23,386	$17,766
10/31/2023	$14,516	$22,766	$17,279
11/30/2023	$15,658	$24,888	$18,678
12/31/2023	$16,436	$26,209	$19,592
1/31/2024	$16,436	$26,499	$19,643
2/29/2024	$16,959	$27,933	$20,238
3/31/2024	$17,451	$28,835	$20,776
4/30/2024	$16,832	$27,566	$20,091
5/31/2024	$17,515	$28,868	$20,813
6/30/2024	$17,800	$29,762	$21,197
7/31/2024	$18,165	$30,315	$21,636
8/31/2024	$18,528	$30,975	$22,098
9/30/2024	$18,888	$31,616	$22,551
10/31/2024	$18,479	$31,384	$22,075
11/30/2024	$19,117	$33,471	$22,849
12/31/2024	$18,610	$32,448	$22,294
1/31/2025	$19,068	$33,473	$22,891
2/28/2025	$19,068	$32,831	$22,865
3/31/2025	$18,495	$30,916	$22,155
4/30/2025	$17,956	$30,709	$22,286
5/31/2025	$18,413	$32,655	$23,221
6/30/2025	$19,149	$34,314	$24,108
7/31/2025	$19,313	$35,070	$24,354
8/31/2025	$19,810	$35,881	$24,917
9/30/2025	$20,361	$37,120	$25,641
10/31/2025	$20,716	$37,915	$26,087
11/30/2025	$20,787	$38,019	$26,165
12/31/2025	$20,894	$38,012	$26,334

Average Annual Total Returns

IBD02	1 Year	5 Years	10 Years
Service Class	12.27%	7.84%	7.65%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.29%
Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended BenchmarkFootnote Reference(b)	18.12%	8.81%	10.17%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	The Transamerica Goldman Sachs Managed Risk – Growth ETF VP Blended Benchmark consists of the following: Russell 3000® Index, 52%; Bloomberg US Aggregate Bond Index, 25%; and MSCI All Country World ex-U.S. Index, 23%. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$1,685,199,198
Number of Portfolio Holdings	14
Portfolio Turnover Rate	68%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,244,059

What did the Portfolio invest in?

Asset Allocation (Percentage of Net Assets)

U.S. Equity Funds	54.4%
International Equity Funds	24.2
U.S. Fixed Income Funds	20.8
Repurchase Agreements	0.6
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Service Class

Top Holdings (Percentage of Net Assets)

Vanguard S&P 500 ETF	19.0%
iShares Core S&P 500 ETF	17.7
SPDR S&P 500 ETF Trust	10.5
iShares Core U.S. Aggregate Bond ETF	7.5
Vanguard Total Bond Market ETF	7.4
iShares Core MSCI Emerging Markets ETF	6.9
Vanguard Intermediate-Term Corporate Bond ETF	5.9
iShares Core MSCI EAFE ETF	5.8
Vanguard FTSE Developed Markets ETF	5.8
iShares MSCI EAFE ETF	5.3

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

Service Class

Annual Shareholder Report

Transamerica Great Lakes Advisors Large Cap Value VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica Great Lakes Advisors Large Cap Value VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$105	0.94%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 23.65%. For the same period, the Portfolio’s broad-based benchmark, the Russell 3000® Index, returned 17.15%. The performance benchmark, the Russell 1000® Value Index, returned 15.91% over the same period.

  Stock selection was the largest driver of the Portfolio’s benchmark relative performance during the fiscal year ended December 31, 2025, while sector allocation also contributed modestly.

  At the sector level, stock selection within the information technology, manufacturing and financial services sectors contributed most to benchmark relative performance during the fiscal year, while stock selection in the energy and consumer staples sectors detracted during the period.

  Sector allocation benefitted most from an underweight in commercial services, which was offset by negative performance resulting from overweights to both the healthcare and consumer services sectors during the fiscal year. Cash had a negative impact on relative performance given the very strong absolute returns for equities in the period.

  At the stock level, a top contributor to benchmark relative performance was Micron Technology, Inc. (“Micron”). Micron, a memory semiconductor manufacturer, outperformed during the fiscal year, which the Portfolio’s sub-adviser believes is supported by improved pricing in their core memory products, tight industry supply, and increased AI-driven demand.

  One of the largest detractors from benchmark relative performance was UnitedHealth Group, Inc. (“UnitedHealth”). Shares of UnitedHealth, a U.S. health insurance and services company, underperformed following a disappointing earnings report in April. UnitedHealth shares declined further in May when the company formally withdrew its 2025 guidance, and the CEO unexpectedly departed. The Portfolio subsequently eliminated its position in UnitedHealth.

  The views expressed reflect the opinions of Great Lakes Advisors, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Great Lakes Advisors Large Cap Value VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	Russell 3000® Index	Russell 1000® Value Index
9/29/2017	$10,000	$10,000	$10,000
10/31/2017	$9,960	$10,254	$10,093
11/30/2017	$10,120	$10,565	$10,403
12/31/2017	$10,210	$10,671	$10,554
1/31/2018	$10,600	$11,233	$10,962
2/28/2018	$10,120	$10,819	$10,439
3/31/2018	$9,860	$10,602	$10,255
4/30/2018	$10,060	$10,642	$10,289
5/31/2018	$10,300	$10,943	$10,350
6/30/2018	$10,270	$11,014	$10,376
7/31/2018	$10,630	$11,380	$10,787
8/31/2018	$10,765	$11,779	$10,946
9/30/2018	$10,776	$11,799	$10,968
10/31/2018	$9,958	$10,930	$10,400
11/30/2018	$10,079	$11,149	$10,710
12/31/2018	$9,101	$10,111	$9,682
1/31/2019	$10,019	$10,979	$10,435
2/28/2019	$10,261	$11,365	$10,769
3/31/2019	$10,281	$11,531	$10,837
4/30/2019	$10,675	$11,992	$11,222
5/31/2019	$9,615	$11,216	$10,500
6/30/2019	$10,301	$12,003	$11,254
7/31/2019	$10,402	$12,182	$11,347
8/31/2019	$9,704	$11,934	$11,014
9/30/2019	$10,242	$12,143	$11,406
10/31/2019	$10,191	$12,404	$11,566
11/30/2019	$10,343	$12,876	$11,923
12/31/2019	$10,648	$13,248	$12,251
1/31/2020	$10,242	$13,233	$11,988
2/29/2020	$9,145	$12,150	$10,827
3/31/2020	$7,166	$10,479	$8,977
4/30/2020	$8,120	$11,867	$9,986
5/31/2020	$8,567	$12,501	$10,328
6/30/2020	$8,597	$12,787	$10,259
7/31/2020	$8,739	$13,513	$10,665
8/31/2020	$9,101	$14,492	$11,106
9/30/2020	$8,851	$13,965	$10,833
10/31/2020	$8,725	$13,663	$10,691
11/30/2020	$10,145	$15,325	$12,129
12/31/2020	$10,583	$16,015	$12,594
1/31/2021	$10,594	$15,944	$12,479
2/28/2021	$11,209	$16,442	$13,233
3/31/2021	$11,971	$17,031	$14,011
4/30/2021	$12,504	$17,909	$14,572
5/31/2021	$12,764	$17,991	$14,912
6/30/2021	$12,681	$18,435	$14,741
7/31/2021	$12,838	$18,746	$14,859
8/31/2021	$13,040	$19,281	$15,154
9/30/2021	$12,652	$18,416	$14,626
10/31/2021	$13,591	$19,661	$15,369
11/30/2021	$13,062	$19,362	$14,827
12/31/2021	$13,818	$20,124	$15,763
1/31/2022	$13,559	$18,940	$15,395
2/28/2022	$13,321	$18,463	$15,217
3/31/2022	$13,731	$19,062	$15,646
4/30/2022	$12,814	$17,352	$14,764
5/31/2022	$13,040	$17,328	$15,051
6/30/2022	$11,961	$15,879	$13,736
7/31/2022	$12,738	$17,368	$14,647
8/31/2022	$12,484	$16,720	$14,210
9/30/2022	$11,452	$15,170	$12,964
10/31/2022	$12,685	$16,414	$14,293
11/30/2022	$13,381	$17,270	$15,187
12/31/2022	$12,798	$16,259	$14,575
1/31/2023	$13,370	$17,379	$15,330
2/28/2023	$12,932	$16,973	$14,789
3/31/2023	$12,842	$17,427	$14,721
4/30/2023	$13,145	$17,612	$14,943
5/31/2023	$12,697	$17,681	$14,367
6/30/2023	$13,471	$18,888	$15,321
7/31/2023	$13,908	$19,565	$15,860
8/31/2023	$13,590	$19,188	$15,432
9/30/2023	$13,127	$18,274	$14,836
10/31/2023	$12,699	$17,789	$14,313
11/30/2023	$13,649	$19,448	$15,393
12/31/2023	$14,433	$20,480	$16,245
1/31/2024	$14,647	$20,707	$16,262
2/29/2024	$15,348	$21,827	$16,862
3/31/2024	$16,215	$22,531	$17,705
4/30/2024	$15,621	$21,540	$16,949
5/31/2024	$15,978	$22,558	$17,486
6/30/2024	$15,978	$23,256	$17,321
7/31/2024	$16,548	$23,688	$18,207
8/31/2024	$16,936	$24,204	$18,695
9/30/2024	$17,136	$24,705	$18,955
10/31/2024	$17,086	$24,523	$18,746
11/30/2024	$17,912	$26,155	$19,943
12/31/2024	$16,861	$25,355	$18,579
1/31/2025	$17,812	$26,156	$19,439
2/28/2025	$17,674	$25,654	$19,518
3/31/2025	$17,074	$24,158	$18,976
4/30/2025	$16,523	$23,996	$18,398
5/31/2025	$17,387	$25,517	$19,044
6/30/2025	$18,238	$26,813	$19,695
7/31/2025	$18,651	$27,404	$19,808
8/31/2025	$19,211	$28,038	$20,439
9/30/2025	$19,546	$29,006	$20,744
10/31/2025	$19,830	$29,627	$20,836
11/30/2025	$20,410	$29,709	$21,389
12/31/2025	$20,849	$29,703	$21,535

Average Annual Total Returns

I3DA2	1 Year	5 Years	Since Inception 9/29/17
Service Class	23.65%	14.52%	9.31%
Russell 3000®IndexFootnote Reference(a)	17.15%	13.15%	14.09%
Russell 1000® Value IndexFootnote Reference(b)	15.91%	11.33%	9.73%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$82,775,754
Number of Portfolio Holdings	46
Portfolio Turnover Rate	21%
Total Advisory Fees Paid (net of waivers and reimbursements)	$437,801

What did the Portfolio invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	20.2%
Industrials	17.8
Health Care	14.3
Communication Services	10.7
Consumer Discretionary	9.7
Information Technology	7.1
Materials	5.7
Energy	4.8
Consumer Staples	3.3
Real Estate	2.8
Utilities	1.7
Repurchase Agreements	2.0
Net Other Assets (Liabilities)Footnote Reference^	(0.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Great Lakes Advisors Large Cap Value VP

Service Class

Top Holdings (Percentage of Net Assets)

JPMorgan Chase & Co.	4.0%
Alphabet, Inc., Class A	4.0
Wells Fargo & Co.	3.8
Exxon Mobil Corp.	3.2
Amazon.com, Inc.	3.1
Micron Technology, Inc.	2.9
RTX Corp.	2.9
Blackrock, Inc.	2.9
Abbott Laboratories	2.7
Parker-Hannifin Corp.	2.6

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Great Lakes Advisors Large Cap Value VP

Service Class

Annual Shareholder Report

Transamerica International Focus VP

Initial Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica International Focus VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$86	0.83%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Initial Class shares at NAV returned 6.47%. For the same period, the Portfolio’s broad-based benchmark, the MSCI EAFE Index, returned 31.89%.

  The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended December 31, 2025.

  From a sector perspective, holdings and an underweight in financials, as well as holdings in information technology detracted the most from benchmark relative performance during the period, while holdings and an underweight in health care and energy were the largest contributors.

  Among countries and regions, the Portfolio’s holdings in Western Europe detracted from relative performance and non-index exposure to U.S./Canada also detracted. Meanwhile, non-index exposure to Emerging Asia contributed positively to benchmark relative performance.

  Stylistically, the Portfolio’s growth style was out of favor. The MSCI EAFE Growth Index underperformed the MSCI EAFE Value Index by the largest margin since 1975.

  Top individual detractors included Wolters Kluwer, Constellation Software, Sika, Shopify, and Ferrari. The group was hurt by market perceptions of AI disruption and macroeconomic vulnerability.

  Top individual contributors included Taiwan Semiconductor, Safran, Belimo, SalMar and AIA Group. Taiwan Semiconductor and Belimo benefited from investor interest in AI and data center developments.

  Markets were shaped by political realignments, trade frictions, and AI-related sector dynamics. Value sector strength was observed in certain areas, in particular, European financials. However, the Portfolio’s sub-adviser, Sands Capital Management, LLC, viewed the outperformance of these groups as short-term and continued to maintain the Portfolio’s exposure to semiconductor holdings and refreshed health care holdings.

  Valuation expansion drove most of the market returns during 2025, but earnings growth remains the primary driver of returns over the long term. In the sub-adviser’s view, the Portfolio is well positioned to provide above average earnings growth potential.

  The views expressed reflect the opinions of Sands Capital Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Focus VP

Initial Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Initial Class	MSCI EAFE Index
12/31/2015	$10,000	$10,000
1/31/2016	$9,380	$9,278
2/29/2016	$9,206	$9,111
3/31/2016	$9,739	$9,712
4/30/2016	$9,888	$10,004
5/31/2016	$9,839	$9,925
6/30/2016	$9,591	$9,596
7/31/2016	$10,000	$10,083
8/31/2016	$10,097	$10,092
9/30/2016	$10,173	$10,220
10/31/2016	$9,970	$10,012
11/30/2016	$9,729	$9,814
12/31/2016	$10,008	$10,151
1/31/2017	$10,350	$10,446
2/28/2017	$10,426	$10,597
3/31/2017	$10,782	$10,901
4/30/2017	$11,200	$11,187
5/31/2017	$11,758	$11,613
6/30/2017	$11,771	$11,595
7/31/2017	$12,037	$11,930
8/31/2017	$12,002	$11,927
9/30/2017	$12,477	$12,416
10/31/2017	$12,555	$12,548
12/31/2017	$12,734	$12,752
1/31/2018	$13,300	$13,392
2/28/2018	$12,683	$12,789
3/31/2018	$12,529	$12,571
4/30/2018	$12,773	$12,872
5/31/2018	$12,375	$12,600
6/30/2018	$12,105	$12,450
7/31/2018	$12,233	$12,757
8/31/2018	$12,102	$12,512
9/30/2018	$12,207	$12,626
10/31/2018	$11,082	$11,622
11/30/2018	$10,990	$11,609
12/31/2018	$10,480	$11,048
1/31/2019	$11,212	$11,776
2/28/2019	$11,579	$12,078
3/31/2019	$11,762	$12,167
4/30/2019	$12,168	$12,521
5/31/2019	$11,448	$11,938
6/30/2019	$12,168	$12,650
7/31/2019	$12,076	$12,490
8/31/2019	$11,837	$12,168
9/30/2019	$12,207	$12,523
10/31/2019	$12,770	$12,974
11/30/2019	$12,770	$13,123
12/31/2019	$13,381	$13,551
1/31/2020	$13,236	$13,269
2/29/2020	$12,400	$12,072
3/31/2020	$10,389	$10,473
4/30/2020	$11,274	$11,158
5/31/2020	$12,094	$11,651
6/30/2020	$12,705	$12,052
7/31/2020	$13,493	$12,335
8/31/2020	$13,941	$12,971
9/30/2020	$13,727	$12,640
10/31/2020	$13,366	$12,136
11/30/2020	$15,322	$14,019
12/31/2020	$16,177	$14,673
1/31/2021	$16,243	$14,518
2/28/2021	$16,358	$14,846
3/31/2021	$16,539	$15,201
4/30/2021	$17,032	$15,671
5/31/2021	$17,607	$16,197
6/30/2021	$17,377	$16,019
7/31/2021	$17,311	$16,142
8/31/2021	$17,527	$16,428
9/30/2021	$17,144	$15,963
10/31/2021	$17,544	$16,360
11/30/2021	$17,028	$15,601
12/31/2021	$17,927	$16,401
1/31/2022	$16,995	$15,610
2/28/2022	$16,362	$15,335
3/31/2022	$16,179	$15,451
4/30/2022	$14,881	$14,465
5/31/2022	$15,130	$14,594
6/30/2022	$13,532	$13,243
7/31/2022	$14,315	$13,904
8/31/2022	$13,604	$13,245
9/30/2022	$12,182	$12,012
10/31/2022	$12,948	$12,659
11/30/2022	$14,717	$14,087
12/31/2022	$14,334	$14,103
1/31/2023	$15,337	$15,246
2/28/2023	$14,862	$14,930
3/31/2023	$15,209	$15,319
4/30/2023	$15,337	$15,767
5/31/2023	$14,680	$15,120
6/30/2023	$15,446	$15,813
7/31/2023	$15,920	$16,326
8/31/2023	$15,423	$15,703
9/30/2023	$14,958	$15,173
10/31/2023	$14,493	$14,560
11/30/2023	$15,386	$15,913
12/31/2023	$16,130	$16,761
1/31/2024	$15,981	$16,859
2/29/2024	$16,763	$17,170
3/31/2024	$17,395	$17,755
4/30/2024	$16,781	$17,319
5/31/2024	$17,321	$18,012
6/30/2024	$16,949	$17,725
7/31/2024	$17,284	$18,247
8/31/2024	$17,494	$18,843
9/30/2024	$17,219	$19,024
10/31/2024	$16,275	$17,992
11/30/2024	$16,531	$17,893
12/31/2024	$15,961	$17,490
1/31/2025	$16,688	$18,411
2/28/2025	$16,590	$18,770
3/31/2025	$15,902	$18,716
4/30/2025	$16,688	$19,593
5/31/2025	$17,730	$20,518
6/30/2025	$18,280	$20,975
7/31/2025	$17,887	$20,682
8/31/2025	$17,706	$21,566
9/30/2025	$17,928	$21,988
10/31/2025	$17,728	$22,250
11/30/2025	$16,949	$22,392
12/31/2025	$16,994	$23,067

Average Annual Total Returns

IBPH1	1 Year	5 Years	10 Years
Initial Class	6.47%	0.99%	5.45%
MSCI EAFE IndexFootnote Reference(a)	31.89%	9.47%	8.72%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$305,312,431
Number of Portfolio Holdings	31
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,394,318

Transamerica International Focus VP

Initial Class

What did the Portfolio invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	21.0%
Canada	10.2
United States	8.0
France	7.1
United Kingdom	6.9
Netherlands	6.7
Taiwan	5.7
Germany	5.5
Norway	4.1
Hong Kong	3.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	20.8%
Consumer Discretionary	18.2
Information Technology	18.0
Financials	13.0
Consumer Staples	10.3
Communication Services	5.2
Health Care	3.8
Materials	3.3
Repurchase Agreements	5.0
Net Other Assets (Liabilities)Footnote Reference^	2.4
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5.7%
ITOCHU Corp.	5.0
Safran SA	5.0
Salmar ASA	4.1
AIA Group Ltd.	3.8
Hoya Corp.	3.8
Compass Group PLC	3.6
Pan Pacific International Holdings Corp.	3.5
3i Group PLC	3.3
Waste Connections, Inc.	3.3

Transamerica International Focus VP

Initial Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Focus VP

Initial Class

Annual Shareholder Report

Transamerica International Focus VP

Service Class

Ticker: N/A

December 31, 2025

Portfolio Overview

Transamerica International Focus VP (the "Portfolio") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at transamerica.com/annuities/prospectus. You can also request this information by contacting us at 800-851-9777.

What were the Portfolio costs for the year?

Portfolio Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$111	1.08%Footnote Reference*
Footnote	Description
Footnote*	This table does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, expenses would be higher.

How did the Portfolio perform last year and what affected its performance?

For the fiscal year ended December 31, 2025, the Portfolio’s Service Class shares at NAV returned 6.24%. For the same period, the Portfolio’s broad-based benchmark, the MSCI EAFE Index, returned 31.89%.

  The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended December 31, 2025.

  From a sector perspective, holdings and an underweight in financials, as well as holdings in information technology detracted the most from benchmark relative performance during the period, while holdings and an underweight in health care and energy were the largest contributors.

  Among countries and regions, the Portfolio’s holdings in Western Europe detracted from relative performance and non-index exposure to U.S./Canada also detracted. Meanwhile, non-index exposure to Emerging Asia contributed positively to benchmark relative performance.

  Stylistically, the Portfolio’s growth style was out of favor. The MSCI EAFE Growth Index underperformed the MSCI EAFE Value Index by the largest margin since 1975.

  Top individual detractors included Wolters Kluwer, Constellation Software, Sika, Shopify, and Ferrari. The group was hurt by market perceptions of AI disruption and macroeconomic vulnerability.

  Top individual contributors included Taiwan Semiconductor, Safran, Belimo, SalMar and AIA Group. Taiwan Semiconductor and Belimo benefited from investor interest in AI and data center developments.

  Markets were shaped by political realignments, trade frictions, and AI-related sector dynamics. Value sector strength was observed in certain areas, in particular, European financials. However, the Portfolio’s sub-adviser, Sands Capital Management, LLC, viewed the outperformance of these groups as short-term and continued to maintain the Portfolio’s exposure to semiconductor holdings and refreshed health care holdings.

  Valuation expansion drove most of the market returns during 2025, but earnings growth remains the primary driver of returns over the long term. In the sub-adviser’s view, the Portfolio is well positioned to provide above average earnings growth potential.

  The views expressed reflect the opinions of Sands Capital Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Focus VP

Service Class

Portfolio Overview

Portfolio Performance

Total Return Based on $10,000 Investment

	Service Class	MSCI EAFE Index
12/31/2015	$10,000	$10,000
1/31/2016	$9,381	$9,278
2/29/2016	$9,205	$9,111
3/31/2016	$9,747	$9,712
4/30/2016	$9,886	$10,004
5/31/2016	$9,836	$9,925
6/30/2016	$9,583	$9,596
7/31/2016	$10,000	$10,083
8/31/2016	$10,090	$10,092
9/30/2016	$10,154	$10,220
10/31/2016	$9,961	$10,012
11/30/2016	$9,716	$9,814
12/31/2016	$9,987	$10,151
1/31/2017	$10,335	$10,446
2/28/2017	$10,412	$10,597
3/31/2017	$10,760	$10,901
4/30/2017	$11,172	$11,187
5/31/2017	$11,713	$11,613
6/30/2017	$11,726	$11,595
7/31/2017	$11,997	$11,930
8/31/2017	$11,965	$11,927
9/30/2017	$12,421	$12,416
10/31/2017	$12,499	$12,548
12/31/2017	$12,681	$12,752
1/31/2018	$13,242	$13,392
2/28/2018	$12,616	$12,789
3/31/2018	$12,473	$12,571
4/30/2018	$12,707	$12,872
5/31/2018	$12,303	$12,600
6/30/2018	$12,043	$12,450
7/31/2018	$12,160	$12,757
8/31/2018	$12,033	$12,512
9/30/2018	$12,139	$12,626
10/31/2018	$11,014	$11,622
11/30/2018	$10,921	$11,609
12/31/2018	$10,405	$11,048
1/31/2019	$11,133	$11,776
2/28/2019	$11,491	$12,078
3/31/2019	$11,676	$12,167
4/30/2019	$12,073	$12,521
5/31/2019	$11,358	$11,938
6/30/2019	$12,060	$12,650
7/31/2019	$11,980	$12,490
8/31/2019	$11,742	$12,168
9/30/2019	$12,100	$12,523
10/31/2019	$12,654	$12,974
11/30/2019	$12,654	$13,123
12/31/2019	$13,256	$13,551
1/31/2020	$13,110	$13,269
2/29/2020	$12,279	$12,072
3/31/2020	$10,292	$10,473
4/30/2020	$11,172	$11,158
5/31/2020	$11,986	$11,651
6/30/2020	$12,572	$12,052
7/31/2020	$13,354	$12,335
8/31/2020	$13,792	$12,971
9/30/2020	$13,576	$12,640
10/31/2020	$13,210	$12,136
11/30/2020	$15,138	$14,019
12/31/2020	$15,985	$14,673
1/31/2021	$16,035	$14,518
2/28/2021	$16,168	$14,846
3/31/2021	$16,351	$15,201
4/30/2021	$16,832	$15,671
5/31/2021	$17,381	$16,197
6/30/2021	$17,148	$16,019
7/31/2021	$17,082	$16,142
8/31/2021	$17,281	$16,428
9/30/2021	$16,911	$15,963
10/31/2021	$17,315	$16,360
11/30/2021	$16,777	$15,601
12/31/2021	$17,684	$16,401
1/31/2022	$16,744	$15,610
2/28/2022	$16,122	$15,335
3/31/2022	$15,937	$15,451
4/30/2022	$14,661	$14,465
5/31/2022	$14,896	$14,594
6/30/2022	$13,334	$13,243
7/31/2022	$14,090	$13,904
8/31/2022	$13,378	$13,245
9/30/2022	$11,982	$12,012
10/31/2022	$12,735	$12,659
11/30/2022	$14,481	$14,087
12/31/2022	$14,095	$14,103
1/31/2023	$15,087	$15,246
2/28/2023	$14,610	$14,930
3/31/2023	$14,940	$15,319
4/30/2023	$15,069	$15,767
5/31/2023	$14,426	$15,120
6/30/2023	$15,179	$15,813
7/31/2023	$15,639	$16,326
8/31/2023	$15,151	$15,703
9/30/2023	$14,684	$15,173
10/31/2023	$14,235	$14,560
11/30/2023	$15,095	$15,913
12/31/2023	$15,825	$16,761
1/31/2024	$15,675	$16,859
2/29/2024	$16,442	$17,170
3/31/2024	$17,059	$17,755
4/30/2024	$16,442	$17,319
5/31/2024	$16,984	$18,012
6/30/2024	$16,610	$17,725
7/31/2024	$16,928	$18,247
8/31/2024	$17,135	$18,843
9/30/2024	$16,858	$19,024
10/31/2024	$15,931	$17,992
11/30/2024	$16,168	$17,893
12/31/2024	$15,615	$17,490
1/31/2025	$16,325	$18,411
2/28/2025	$16,227	$18,770
3/31/2025	$15,556	$18,716
4/30/2025	$16,325	$19,593
5/31/2025	$17,332	$20,518
6/30/2025	$17,865	$20,975
7/31/2025	$17,470	$20,682
8/31/2025	$17,282	$21,566
9/30/2025	$17,505	$21,988
10/31/2025	$17,326	$22,250
11/30/2025	$16,566	$22,392
12/31/2025	$16,588	$23,067

Average Annual Total Returns

IBPH2	1 Year	5 Years	10 Years
Service Class	6.24%	0.74%	5.19%
MSCI EAFE IndexFootnote Reference(a)	31.89%	9.47%	8.72%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or redemptions of Portfolio shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Portfolio Statistics

Total Net Assets	$305,312,431
Number of Portfolio Holdings	31
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,394,318

Transamerica International Focus VP

Service Class

What did the Portfolio invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	21.0%
Canada	10.2
United States	8.0
France	7.1
United Kingdom	6.9
Netherlands	6.7
Taiwan	5.7
Germany	5.5
Norway	4.1
Hong Kong	3.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	20.8%
Consumer Discretionary	18.2
Information Technology	18.0
Financials	13.0
Consumer Staples	10.3
Communication Services	5.2
Health Care	3.8
Materials	3.3
Repurchase Agreements	5.0
Net Other Assets (Liabilities)Footnote Reference^	2.4
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5.7%
ITOCHU Corp.	5.0
Safran SA	5.0
Salmar ASA	4.1
AIA Group Ltd.	3.8
Hoya Corp.	3.8
Compass Group PLC	3.6
Pan Pacific International Holdings Corp.	3.5
3i Group PLC	3.3
Waste Connections, Inc.	3.3

Transamerica International Focus VP

Service Class

Additional Information

Additional information about the Portfolio, including the Portfolio's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Portfolio's website at transamerica.com/annuities/prospectus or by scanning the QR code. The Portfolio's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/annuities/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 800-851-9777, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Focus VP

Service Class

ANNUAL SHAREHOLDER REPORT American Funds Insurance Series® – Asset Allocation Fund Class 1 for the year ended December 31, 2025

This annual shareholder report contains important information about American Funds Insurance Series - Asset Allocation Fund (the “fund”) for the period from January 1, 2025 to December 31, 2025. You can find additional information about the fund at capitalgroup.com/AFIS-literature-1. You can also request this information by contacting us at (800) 421-4225.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

Share class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment

Class 1	$32	0.30%

Management’s discussion of fund performance

The fund’s Class 1 shares gained 16.16% for the year ended December 31, 2025. That result compares with a 13.70% gain for the 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index. For information on returns for additional periods, including the fund lifetime, please refer to capitalgroup.com/AFIS-returns-1.

What factors influenced results

U.S. equities saw strong gains, with the S&P 500 Index hitting record highs as corporate earnings beat expectations. At the same time, the U.S. fixed income market delivered solid returns as corporate bond yields hovered near the upper end of their 15-year range. Although inflation rose slightly on the lingering effect of tariffs, signs of labor market weakness and economic uncertainty prompted the Federal Reserve to cut interest rates three times in 2025.

Within the fund, most equity sectors produced positive returns, with information technology being particularly additive to results. The materials, industrials and consumer staples sectors also saw returns surpassing those of the overall portfolio. Conversely, the fund’s holdings in the financials, energy and utilities sectors detracted from the broader portfolio’s returns.

Fixed income returns lagged equities but continued to help fulfill their roles of serving as a ballast and generating income. Corporate bonds and securitized debt were among the top contributors, though securitized debt lagged the total portfolio return. A modest allocation to high-yield bonds also supported returns.

How a hypothetical $10,000 investment has grown

Figures assume reinvestment of dividends and capital gains.

Average annual total returns

	1 year	5 years	10 years

Asset Allocation Fund – Class 1*	16.16%	9.24%	10.05%

S&P 500 Index†	17.88%	14.42%	14.82%

60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index†	13.70%	8.47%	9.78%

Bloomberg U.S. Aggregate Index†	7.30%	(0.36)%	2.01%

*

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower.

†

Results assume all distributions are reinvested. Any market index shown is unmanaged, and therefore, has no expenses. Investors cannot invest directly in an index. Source(s): S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd.

The fund’s past performance is not a predictor of its future performance. The line chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key fund statistics

Fund net assets (in millions)	$27,675

Total number of portfolio holdings	2,128

Total advisory fees paid (in millions)	$72

Portfolio turnover rate including mortgage dollar roll transactions	115%

Portfolio turnover rate excluding mortgage dollar roll transactions	72%

Portfolio holdings by asset type (percent of net assets)

Changes in and disagreements with accountants

On December 10, 2025, PricewaterhouseCoopers LLP (“PwC”) was dismissed and Deloitte & Touche LLP was appointed as the fund’s independent registered public accounting firm for the fiscal year ending December 31, 2026 audit. The change in the fund’s independent registered public accounting firm was approved by the fund’s board of trustees, including a majority of the independent trustees, upon recommendation of the audit committee, as part of a broader effort to update board oversight and fund operations. At no point during the fund’s fiscal years ended December 31, 2024 and December 31, 2025 and the subsequent interim period through February 13, 2026, were there any disagreements between management and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Availability of additional information

Additional information about the fund, including its prospectus, financial information, holdings, and proxy voting information is available at capitalgroup.com/AFIS-literature-1.

Important information

To reduce fund expenses, only one copy of most shareholder documents will be mailed to shareholders with multiple accounts at the same address (householding). If you would prefer that your documents not be householded, please contact Capital Group at (800) 421-4225, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Capital Group or your financial intermediary.

Lit. No. INA1ARX-070-0226 © 2026 Capital Group. All rights reserved.

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The registrant’s code of ethics is reasonably designed as described in Item 2(b) of Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The registrant has filed this code of ethics as an exhibit hereto pursuant to Item 19(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) deem either of them an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, (ii) impose upon either of them any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon them as a member of the registrant’s audit committee or Board of Trustees in the absence of such designation; or (iii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

		Fiscal Year Ended 12/31 (in thousands)
		2025	2024
(a)	Audit Fees	$1,130	$1,076
(b)	Audit Related Fees(1)	$115	$115
(c)	Tax Fees(2)	$173	$165
(d)	All Other Fees(3)	$21	$29

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filing of the funds comprising the registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the registrant’s Audit Committee must pre-approve (i) all audit and non-audit services performed for the registrant by the independent accountant and (ii) all non-audit services performed by the registrant’s independent accountant for the registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the registrant.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the registrant will be subject to the pre-approval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2025 and 2024 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)	Not Applicable.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The Schedule of Investments are included within the Financial Statements filed under 7(a) of this Form.

(b)	Not Applicable to the registrant.

Item 7	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica 60/40 Allocation VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica 60/40 Allocation VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 15.0%
Transamerica MSCI EAFE Index VP, Initial Class (A)	770,537	$ 12,605,987
U.S. Equity Fund - 44.9%
Transamerica S&P 500 Index VP, Initial Class (A)	1,323,641	37,578,163
U.S. Fixed Income Funds - 40.2%
Transamerica Core Bond, Class I2 (A)	1,936,852	16,811,871
Transamerica Short-Term Bond, Class I2 (A)	1,699,075	16,854,829
		33,666,700
Total Investment Companies (Cost $68,483,457)		83,850,850
Total Investments (Cost $68,483,457)		83,850,850
Net Other Assets (Liabilities) - (0.1)%		(63,629)
Net Assets - 100.0%		$ 83,787,221
INVESTMENT VALUATION:

Valuation Inputs (B)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$83,850,850	$—	$—	$83,850,850
Total Investments	$83,850,850	$—	$—	$83,850,850
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Affiliated investments in another fund within Transamerica Funds, and/or a liquidating trust of a former Transamerica Fund. Affiliated interest income,dividend income, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.

(B)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Affiliated investments, at value (cost $68,483,457)	$83,850,850
Receivables and other assets:
Affiliated investments sold	11,380
Dividends from affiliated investments	125,232
Total assets	83,987,462
Liabilities:
Payables and other liabilities:
Affiliated investments purchased	124,937
Shares of beneficial interest redeemed	5,726
Due to custodian	11,379
Investment management fees	9,050
Distribution and service fees	18,854
Transfer agent costs	83
Trustee and CCO fees	27
Audit and tax fees	20,368
Custody fees	337
Legal fees	602
Printing and shareholder reports fees	1,389
Other accrued expenses	7,489
Total liabilities	200,241
Net assets	$83,787,221
Net assets consist of:
Capital stock ($0.01 par value)	$56,657
Additional paid-in capital	62,733,457
Total distributable earnings (accumulated losses)	20,997,107
Net assets	$83,787,221
Shares outstanding	5,665,702
Net asset value and offering price per share	$14.79
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from affiliated investments	$2,004,951
Interest income from unaffiliated investments	698
Total investment income	2,005,649
Expenses:
Investment management fees	242,235
Distribution and service fees	201,863
Transfer agent costs	895
Trustee and CCO fees	4,202
Audit and tax fees	24,276
Custody fees	1,381
Legal fees	7,417
Printing and shareholder reports fees	5,187
Interest	192
Other	19,717
Total expenses before waiver and/or reimbursement and recapture	507,365
Expenses waived and/or reimbursed	(145,341)
Net expenses	362,024
Net investment income (loss)	1,643,625
Net realized gain (loss) on:
Affiliated investments	4,234,606
Capital gain distributions received from affiliated investment companies	170,120
Net realized gain (loss)	4,404,726
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	5,131,474
Net realized and change in unrealized gain (loss)	9,536,200
Net increase (decrease) in net assets resulting from operations	$11,179,825
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$1,643,625	$1,707,196
Net realized gain (loss)	4,404,726	4,458,524
Net change in unrealized appreciation (depreciation)	5,131,474	3,295,024
Net increase (decrease) in net assets resulting from operations	11,179,825	9,460,744
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(6,213,541)	(2,134,030)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,213,541)	(2,134,030)
Capital share transactions:
Proceeds from shares sold	6,855,244	5,595,554
Dividends and/or distributions reinvested	6,213,541	2,134,030
Cost of shares redeemed	(14,255,059)	(13,292,173)
Net increase (decrease) in net assets resulting from capital share transactions	(1,186,274)	(5,562,589)
Net increase (decrease) in net assets	3,780,010	1,764,125
Net assets:
Beginning of year	80,007,211	78,243,086
End of year	$83,787,221	$80,007,211
Capital share transactions - shares:
Shares issued	471,865	417,817
Shares reinvested	436,958	155,089
Shares redeemed	(996,917)	(974,343)
Net increase (decrease) in shares outstanding	(88,094)	(401,437)
FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$13.91	$12.71	$11.10	$13.63	$12.46
Investment operations:
Net investment income (loss)(A)	0.29	0.28	0.24	0.18	0.14
Net realized and unrealized gain (loss)	1.74	1.28	1.52	(2.04)	1.51
Total investment operations	2.03	1.56	1.76	(1.86)	1.65
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.20)	(0.15)	(0.13)	(0.12)
Net realized gains	(0.83)	(0.16)	—	(0.54)	(0.36)
Total dividends and/or distributions to shareholders	(1.15)	(0.36)	(0.15)	(0.67)	(0.48)
Net asset value, end of year	$14.79	$13.91	$12.71	$11.10	$13.63
Total return(B)	14.90%	12.33%	15.95%	(13.80)%	13.29%
Ratio and supplemental data:
Net assets end of year (000’s)	$83,787	$80,007	$78,243	$48,484	$54,506
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.63%	0.62%	0.64%	0.65%	0.63%
Including waiver and/or reimbursement and recapture(D)	0.45%	0.44%	0.46%	0.47%	0.45%
Net investment income (loss) to average net assets	2.04%	2.09%	2.02%	1.54%	1.05%
Portfolio turnover rate	14%	7%	9%	44%	28%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2026. These amounts are not subject to recapture by TAM.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica 60/40 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing in underlying Transamerica mutual funds (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report and are available on the funds’ web page(s) at www.transamerica.com/financial-pro/annuities/prospectus and www.transamerica.com/financial-pro/investments/prospectus. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.
Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2025, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
For the year ended December 31, 2025, the Portfolio's average borrowings are as follows:
Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$1,300,000	1	5.33%
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the Investment Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.
Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
Index tracking risk: While certain underlying portfolios may seek to track the performance of an index (i.e., achieve a high degree of correlation with the applicable index), the returns of any underlying portfolios that seek to track an index may not match the returns of the applicable index.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28
TAM has contractually agreed to waive 0.18% of the average daily net assets from its management fee through May 1, 2026.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.63%	May 1, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$11,421,105	$19,197,065
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$69,011,543	$14,839,307	$—	$14,839,307
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$1,713,370	$—	$4,500,171	$—	$1,186,812	$—	$947,218	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$1,625,445	$—	$4,532,355	$—	$—	$—	$14,839,307
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica 60/40 Allocation VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica 60/40 Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $4,500,171 for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 275,101	$37,213
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica 60/40 Allocation VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Aegon Bond VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Principal	Value
CORPORATE DEBT SECURITIES - 43.8%
Aerospace & Defense - 1.0%
Boeing Co.
5.81%, 05/01/2050	$ 2,091,000	$ 2,056,696
5.93%, 05/01/2060	2,824,000	2,769,091
6.53%, 05/01/2034	2,059,000	2,277,993
6.86%, 05/01/2054	1,929,000	2,166,534
General Electric Co.
4.30%, 07/29/2030	2,333,000	2,352,825
4.50%, 03/11/2044	3,758,000	3,380,901
5.88%, 01/14/2038	654,000	708,629
HEICO Corp.
5.35%, 08/01/2033	3,668,000	3,799,611
		19,512,280
Automobile Components - 0.2%
Aptiv Swiss Holdings Ltd.
3.25%, 03/01/2032	1,870,000	1,747,386
ZF North America Capital, Inc.
6.88%, 04/23/2032 (A)	2,374,000	2,321,619
		4,069,005
Automobiles - 0.7%
Ford Motor Credit Co. LLC
6.95%, 06/10/2026	1,810,000	1,825,760
General Motors Co.
5.35%, 04/15/2028	639,000	654,580
6.25%, 10/02/2043	2,330,000	2,362,681
General Motors Financial Co., Inc.
6.15%, 07/15/2035	1,897,000	1,999,039
Hyundai Capital America
5.40%, 06/23/2032 (A)	4,742,000	4,915,945
Volkswagen Group of America Finance LLC
4.85%, 09/11/2030 (A)	2,824,000	2,847,099
		14,605,104
Banks - 6.5%
Banco Santander SA
Fixed until 03/14/2027, 5.55% (B), 03/14/2028	2,800,000	2,846,826
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (B), 03/11/2032	4,009,000	3,682,627
Fixed until 05/09/2035, 5.46% (B), 05/09/2036	5,924,000	6,167,015
Fixed until 09/15/2028, 5.82% (B), 09/15/2029	6,212,000	6,479,636
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (B), 07/21/2039	1,392,000	1,454,653
Barclays PLC
Fixed until 02/25/2035, 5.79% (B), 02/25/2036	1,936,000	2,026,579
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero
Fixed until 09/13/2029, 5.88% (B), 09/13/2034 (A)	2,450,000	2,446,070
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNP Paribas SA
Fixed until 11/17/2027 (C), 9.25% (A)(B)(D)	$ 4,900,000	$ 5,226,726
CaixaBank SA
Fixed until 09/13/2033, 6.84% (B), 09/13/2034 (A)	1,663,000	1,854,703
Canadian Imperial Bank of Commerce
Fixed until 01/13/2030, 5.25% (B), 01/13/2031	2,622,000	2,703,870
Citigroup, Inc.
Fixed until 05/25/2033, 6.17% (B), 05/25/2034	1,789,000	1,899,892
Deutsche Bank AG
Fixed until 12/10/2030, 4.47% (B), 12/10/2031	3,278,000	3,266,838
First Citizens BancShares, Inc.
Fixed until 03/12/2030, 5.23% (B), 03/12/2031	4,287,000	4,352,193
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (B), 10/21/2032	4,360,000	3,935,443
Fixed until 10/21/2035, 4.94% (B), 10/21/2036	3,040,000	3,017,873
Intesa Sanpaolo SpA
Fixed until 11/21/2032, 8.25% (B), 11/21/2033 (A)	2,778,000	3,279,627
JPMorgan Chase & Co.
Fixed until 01/23/2029, 5.01% (B), 01/23/2030	3,927,000	4,023,997
Fixed until 04/22/2035, 5.57% (B), 04/22/2036	1,295,000	1,358,661
Fixed until 07/23/2035, 5.58% (B), 07/23/2036	4,002,000	4,139,864
Fixed until 04/22/2034, 5.77% (B), 04/22/2035	3,029,000	3,227,679
Fixed until 10/23/2028, 6.09% (B), 10/23/2029	1,890,000	1,990,736
M&T Bank Corp.
Fixed until 07/08/2030, 5.18% (B), 07/08/2031	3,144,000	3,227,707
Fixed until 01/16/2035, 5.39% (B), 01/16/2036	1,329,000	1,350,466
Fixed until 10/30/2028, 7.41% (B), 10/30/2029	1,764,000	1,913,789
Morgan Stanley
Fixed until 10/22/2035, 4.89% (B), 10/22/2036	1,799,000	1,783,074
Fixed until 07/19/2034, 5.32% (B), 07/19/2035	2,799,000	2,881,295
Fixed until 01/18/2034, 5.47% (B), 01/18/2035	3,591,000	3,732,756
Fixed until 04/18/2029, 5.66% (B), 04/18/2030	6,440,000	6,709,358
NatWest Group PLC
Fixed until 03/01/2034, 5.78% (B), 03/01/2035	5,335,000	5,641,027
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
PNC Financial Services Group, Inc.
Fixed until 07/21/2035, 5.37% (B), 07/21/2036	$ 2,132,000	$ 2,192,730
Fixed until 08/18/2033, 5.94% (B), 08/18/2034	3,350,000	3,596,497
State Street Corp.
Fixed until 10/23/2035, 4.78% (B), 10/23/2036	1,632,000	1,623,508
UBS Group AG
Fixed until 09/23/2030, 4.40% (B), 09/23/2031 (A)	2,421,000	2,409,225
Fixed until 05/09/2035, 5.58% (B), 05/09/2036 (A)	5,523,000	5,743,077
Fixed until 11/13/2028 (C), 9.25% (A)(B)	2,861,000	3,139,229
Uzbek Industrial & Construction Bank ATB
8.95%, 07/24/2029 (A)	3,908,000	4,188,247
Wells Fargo & Co.
Fixed until 01/24/2030, 5.24% (B), 01/24/2031	3,612,000	3,740,298
Fixed until 04/23/2035, 5.61% (B), 04/23/2036	3,463,000	3,629,611
		126,883,402
Beverages - 0.4%
Constellation Brands, Inc.
4.95%, 11/01/2035	2,395,000	2,368,460
Primo Water Holdings, Inc./Triton Water Holdings, Inc.
4.38%, 04/30/2029 (A)	5,086,000	4,948,089
		7,316,549
Biotechnology - 0.8%
Amgen, Inc.
2.80%, 08/15/2041	2,236,000	1,636,522
5.60%, 03/02/2043	1,959,000	1,969,878
CSL Finance PLC
4.63%, 04/27/2042 (A)	3,523,000	3,181,340
Gilead Sciences, Inc.
5.10%, 06/15/2035	2,845,000	2,915,569
Royalty Pharma PLC
2.20%, 09/02/2030	3,121,000	2,829,179
5.20%, 09/25/2035	2,152,000	2,162,883
		14,695,371
Building Products - 0.6%
Amrize Finance U.S. LLC
4.75%, 09/22/2046	1,100,000	965,762
5.40%, 04/07/2035	2,167,000	2,234,705
Builders FirstSource, Inc.
6.38%, 06/15/2032 (A)	1,654,000	1,713,768
Carlisle Cos., Inc.
5.25%, 09/15/2035	1,257,000	1,282,963
Owens Corning
4.30%, 07/15/2047	3,211,000	2,612,953
Vulcan Materials Co.
5.35%, 12/01/2034	2,666,000	2,763,216
		11,573,367
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 0.1%
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/2026 (A)	$ 2,620,000	$ 2,603,334
Chemicals - 1.0%
ASP Unifrax Holdings, Inc.
PIK Rate 1.25%, Cash Rate 5.85%, 09/30/2029 (A)(E)	734,365	80,780
LYB International Finance III LLC
5.13%, 01/15/2031	680,000	682,523
Mosaic Co.
4.05%, 11/15/2027	1,227,000	1,226,302
4.60%, 11/15/2030	1,971,000	1,974,893
Nutrien Ltd.
4.20%, 04/01/2029	3,277,000	3,271,080
OCP SA
6.75%, 05/02/2034 (A)	2,252,000	2,425,763
Olympus Water U.S. Holding Corp.
7.25%, 02/15/2033 (A)	5,163,000	5,188,513
Orbia Advance Corp. SAB de CV
6.80%, 05/13/2030 (A)	2,822,000	2,786,952
Westlake Corp.
5.55%, 11/15/2035	2,356,000	2,355,474
		19,992,280
Commercial Services & Supplies - 1.4%
ADT Security Corp.
4.13%, 08/01/2029 (A)	3,829,000	3,734,488
Ashtead Capital, Inc.
5.55%, 05/30/2033 (A)	2,561,000	2,642,347
Element Fleet Management Corp.
5.04%, 03/25/2030 (A)	5,263,000	5,378,864
Herc Holdings, Inc.
5.75%, 03/15/2031 (A)	2,855,000	2,897,379
7.00%, 06/15/2030 (A)	3,273,000	3,444,598
Quanta Services, Inc.
2.90%, 10/01/2030	2,335,000	2,185,476
5.25%, 08/09/2034	1,601,000	1,641,511
Veralto Corp.
5.45%, 09/18/2033	2,890,000	3,016,204
Waste Management, Inc.
3.88%, 01/15/2029	1,996,000	1,993,081
		26,933,948
Communications Equipment - 0.9%
CommScope LLC
4.75%, 09/01/2029 (A)	4,608,000	4,601,503
NTT Finance Corp.
4.62%, 07/16/2028 (A)	2,211,000	2,240,406
T-Mobile USA, Inc.
3.50%, 04/15/2031	2,054,000	1,963,748
3.88%, 04/15/2030	1,506,000	1,480,963
4.95%, 11/15/2035	2,420,000	2,405,966
Verizon Communications, Inc.
1.75%, 01/20/2031	957,000	842,385
2.10%, 03/22/2028	2,499,000	2,399,289
4.75%, 01/15/2033	2,248,000	2,246,240
		18,180,500
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 0.4%
Century Communities, Inc.
3.88%, 08/15/2029 (A)	$ 1,522,000	$ 1,447,129
6.63%, 09/15/2033 (A)	833,000	842,329
IHS Netherlands Holdco BV
8.00%, 09/18/2027 (A)	1,548,882	1,547,366
Sitios Latinoamerica SAB de CV
6.00%, 11/25/2029 (A)	4,421,000	4,582,366
		8,419,190
Consumer Staples Distribution & Retail - 0.5%
7-Eleven, Inc.
1.80%, 02/10/2031 (A)	3,966,000	3,472,938
InRetail Consumer
3.25%, 03/22/2028 (A)	3,319,000	3,241,353
Lowe's Cos., Inc.
3.75%, 04/01/2032	4,027,000	3,858,863
		10,573,154
Containers & Packaging - 0.4%
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029 (A)	2,958,000	3,009,614
Mauser Packaging Solutions Holding Co.
7.88%, 04/15/2030 (A)	2,876,000	2,853,309
WRKCo, Inc.
3.90%, 06/01/2028	2,500,000	2,486,955
		8,349,878
Distributors - 0.1%
LKQ Corp.
6.25%, 06/15/2033	1,925,000	2,061,455
Diversified REITs - 1.1%
GLP Capital LP/GLP Financing II, Inc.
5.25%, 02/15/2033	3,563,000	3,575,905
Safehold GL Holdings LLC
6.10%, 04/01/2034	2,943,000	3,118,882
SBA Tower Trust
6.60%, 11/15/2052 (A)	4,891,000	5,008,240
VICI Properties LP
4.95%, 02/15/2030	3,137,000	3,174,654
Weyerhaeuser Co.
4.00%, 04/15/2030	3,417,000	3,370,100
WP Carey, Inc.
5.38%, 06/30/2034	3,027,000	3,124,050
		21,371,831
Electric Utilities - 1.7%
Black Hills Corp.
3.15%, 01/15/2027	2,209,000	2,187,122
4.55%, 01/31/2031	1,508,000	1,508,300
Calpine Corp.
3.75%, 03/01/2031 (A)	4,043,000	3,902,916
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (A)	3,539,545	3,627,380
Duke Energy Corp.
4.95%, 09/15/2035	4,575,000	4,536,615
5.00%, 12/08/2027	1,493,000	1,522,074
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Investment Energy Resources Ltd.
6.25%, 04/26/2029 (A)	$ 1,588,000	$ 1,595,225
NRG Energy, Inc.
3.38%, 02/15/2029 (A)	1,347,000	1,288,796
3.63%, 02/15/2031 (A)	1,408,000	1,315,751
6.00%, 02/01/2033 (A)	186,000	189,683
Pacific Gas & Electric Co.
2.50%, 02/01/2031	1,308,000	1,177,148
Southern Power Co.
4.25%, 10/01/2030	1,441,000	1,437,149
4.90%, 10/01/2035	1,944,000	1,923,052
Vistra Operations Co. LLC
5.25%, 10/15/2035 (A)	2,858,000	2,848,828
6.88%, 04/15/2032 (A)	2,365,000	2,491,339
VoltaGrid LLC
7.38%, 11/01/2030 (A)	819,000	811,421
		32,362,799
Electronic Equipment, Instruments & Components - 0.6%
Arrow Electronics, Inc.
5.88%, 04/10/2034	2,350,000	2,451,441
Keysight Technologies, Inc.
4.95%, 10/15/2034	1,518,000	1,528,945
Sensata Technologies, Inc.
4.38%, 02/15/2030 (A)	3,358,000	3,279,758
Tyco Electronics Group SA
5.00%, 05/09/2035	3,825,000	3,871,671
		11,131,815
Financial Services - 2.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	1,791,000	1,791,160
4.95%, 09/10/2034	2,097,000	2,092,895
Ally Financial, Inc.
Fixed until 05/15/2028, 5.74% (B), 05/15/2029	887,000	909,521
American Express Co.
Fixed until 04/25/2029, 5.53% (B), 04/25/2030	3,582,000	3,736,747
Aviation Capital Group LLC
3.50%, 11/01/2027 (A)	2,223,000	2,188,976
Avolon Holdings Funding Ltd.
5.75%, 11/15/2029 (A)	5,516,000	5,722,618
Blackstone Reg Finance Co. LLC
4.95%, 02/15/2036	1,501,000	1,490,030
Capital One Financial Corp.
Fixed until 09/11/2035, 5.20% (B), 09/11/2036	3,885,000	3,865,404
Fixed until 07/26/2034, 5.88% (B), 07/26/2035	5,138,000	5,407,776
Fixed until 01/30/2035, 6.18% (B), 01/30/2036	1,051,000	1,097,121
Citadel Finance LLC
5.90%, 02/10/2030 (A)	3,675,000	3,751,774
LPL Holdings, Inc.
4.00%, 03/15/2029 (A)	3,273,000	3,218,326
5.70%, 05/20/2027	1,885,000	1,921,119
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
Mexico Remittances Funding Fiduciary Estate Management SARL
12.50%, 10/15/2031 (A)	$ 5,171,000	$ 5,326,130
Rocket Cos., Inc.
6.38%, 08/01/2033 (A)	2,359,000	2,459,538
UWM Holdings LLC
6.25%, 03/15/2031 (A)	3,834,000	3,827,888
		48,807,023
Food Products - 2.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
4.63%, 01/15/2027 (A)	2,428,000	2,425,662
6.25%, 03/15/2033 (A)	467,000	480,067
BAT Capital Corp.
4.63%, 03/22/2033	2,709,000	2,693,545
5.63%, 08/15/2035	4,513,000	4,700,870
Bunge Ltd. Finance Corp.
5.15%, 08/04/2035	4,437,000	4,507,117
Cargill, Inc.
5.13%, 02/11/2035 (A)	3,012,000	3,095,291
Imperial Brands Finance PLC
5.63%, 07/01/2035 (A)	3,577,000	3,671,999
J.M. Smucker Co.
6.50%, 11/15/2043	1,857,000	1,992,756
JBS USA Holding LUX SARL/JBS USA Foods Group Holdings, Inc./JBS USA Food Co.
5.50%, 01/15/2036 (A)	4,713,000	4,789,151
Kroger Co.
5.00%, 09/15/2034	2,278,000	2,290,584
Philip Morris International, Inc.
4.25%, 11/10/2044	3,346,000	2,845,965
4.63%, 10/29/2035	1,834,000	1,794,168
Pilgrim's Pride Corp.
6.88%, 05/15/2034	2,366,000	2,623,987
Sysco Corp.
5.40%, 03/23/2035	2,114,000	2,189,651
		40,100,813
Health Care Equipment & Supplies - 0.5%
Alcon Finance Corp.
5.75%, 12/06/2052 (A)	892,000	900,571
Baxter International, Inc.
5.65%, 12/15/2035	2,349,000	2,377,231
GE HealthCare Technologies, Inc.
4.80%, 08/14/2029	1,887,000	1,928,807
4.95%, 12/15/2035	1,206,000	1,203,332
Medline Borrower LP
3.88%, 04/01/2029 (A)	1,821,000	1,777,859
5.25%, 10/01/2029 (A)	1,459,000	1,466,887
		9,654,687
Health Care Providers & Services - 1.7%
Centene Corp.
3.38%, 02/15/2030	2,595,000	2,388,008
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Charles River Laboratories International, Inc.
4.00%, 03/15/2031 (A)	$ 2,308,000	$ 2,186,828
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030 (A)	2,372,000	2,227,765
Cigna Group
2.40%, 03/15/2030	1,921,000	1,782,862
5.25%, 01/15/2036	3,046,000	3,100,846
Elevance Health, Inc.
5.70%, 09/15/2055	2,155,000	2,111,239
HCA, Inc.
4.90%, 11/15/2035	3,754,000	3,702,668
6.00%, 04/01/2054	3,082,000	3,063,972
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (A)	1,424,000	1,370,390
Laboratory Corp. of America Holdings
4.80%, 10/01/2034	4,070,000	4,033,956
Tenet Healthcare Corp.
5.13%, 11/01/2027	1,190,000	1,192,662
5.50%, 11/15/2032 (A)	3,065,000	3,107,024
UnitedHealth Group, Inc.
5.15%, 07/15/2034	2,043,000	2,092,542
		32,360,762
Health Care REITs - 0.2%
Healthpeak OP LLC
4.75%, 01/15/2033	4,595,000	4,569,968
Hotels, Restaurants & Leisure - 1.2%
Boyne USA, Inc.
4.75%, 05/15/2029 (A)	1,273,000	1,255,592
Carnival Corp.
5.75%, 08/01/2032 (A)	1,393,000	1,429,609
6.13%, 02/15/2033 (A)	2,202,000	2,273,763
Hilton Domestic Operating Co., Inc.
3.75%, 05/01/2029 (A)	3,076,000	2,987,725
Hyatt Hotels Corp.
5.40%, 12/15/2035	2,253,000	2,257,651
Marriott International, Inc.
2.75%, 10/15/2033	2,532,000	2,210,477
MGM Resorts International
4.75%, 10/15/2028	2,066,000	2,061,037
6.13%, 09/15/2029	3,447,000	3,542,379
Royal Caribbean Cruises Ltd.
5.38%, 01/15/2036	3,023,000	3,035,660
Viking Cruises Ltd.
5.88%, 10/15/2033 (A)	1,947,000	1,977,107
		23,031,000
Household Durables - 0.1%
Newell Brands, Inc.
6.38%, 05/15/2030 (D)	1,424,000	1,390,624
Whirlpool Corp.
6.13%, 06/15/2030	1,092,000	1,090,673
		2,481,297
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 2.3%
Allstate Corp.
5.05%, 06/24/2029	$ 3,007,000	$ 3,105,966
5.25%, 03/30/2033	2,199,000	2,288,928
American International Group, Inc.
5.45%, 05/07/2035	1,453,000	1,513,609
Asurion LLC & Asurion Co-Issuer, Inc.
8.00%, 12/31/2032 (A)	1,215,000	1,260,698
AXA SA
8.60%, 12/15/2030	4,239,000	4,958,826
Brown & Brown, Inc.
5.25%, 06/23/2032	982,000	1,004,223
5.55%, 06/23/2035	3,784,000	3,879,944
Cloverie PLC for Zurich Insurance Co. Ltd.
Fixed until 06/24/2026, 5.63% (B), 06/24/2046 (F)	5,029,000	5,043,267
Constellation Insurance, Inc.
6.80%, 01/24/2030 (A)	8,992,000	9,053,786
Corebridge Financial, Inc.
5.75%, 01/15/2034	2,510,000	2,624,183
Fortitude Group Holdings LLC
6.25%, 04/01/2030 (A)	1,491,000	1,553,004
Muenchener Rueckversicherungs- Gesellschaft AG
Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	2,200,000	2,297,169
RenaissanceRe Holdings Ltd.
5.80%, 04/01/2035	792,000	827,197
RGA Global Funding
5.05%, 12/06/2031 (A)	5,215,000	5,320,288
		44,731,088
Internet & Catalog Retail - 0.7%
AppLovin Corp.
5.50%, 12/01/2034	3,211,000	3,299,147
Expedia Group, Inc.
5.40%, 02/15/2035	4,115,000	4,220,801
Meta Platforms, Inc.
4.20%, 11/15/2030	3,855,000	3,863,146
Uber Technologies, Inc.
4.80%, 09/15/2034	1,707,000	1,706,506
		13,089,600
IT Services - 0.6%
Crowdstrike Holdings, Inc.
3.00%, 02/15/2029	1,311,000	1,258,017
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	3,164,000	3,121,829
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	3,566,000	3,534,670
NCR Voyix Corp.
5.00%, 10/01/2028 (A)	1,582,000	1,570,725
5.13%, 04/15/2029 (A)	695,000	690,109
Seagate Data Storage Technology Pte. Ltd.
4.09%, 06/01/2029 (A)	2,036,000	1,995,143
		12,170,493
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery - 0.4%
Eaton Capital ULC
4.45%, 05/09/2030	$ 1,640,000	$ 1,657,176
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	3,905,000	3,698,402
Ingersoll Rand, Inc.
5.45%, 06/15/2034	2,819,000	2,933,106
		8,288,684
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
5.13%, 07/01/2049	3,111,000	2,434,514
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/2029 (A)	1,505,000	1,494,392
Comcast Corp.
4.15%, 10/15/2028	3,071,000	3,087,553
CSC Holdings LLC
4.50%, 11/15/2031 (A)	2,712,000	1,654,320
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (A)	2,620,000	2,425,426
5.50%, 05/15/2029 (A)	4,006,000	3,946,537
		15,042,742
Metals & Mining - 0.3%
ArcelorMittal SA
6.55%, 11/29/2027	3,967,000	4,130,328
Glencore Funding LLC
2.63%, 09/23/2031 (A)	2,958,000	2,666,598
		6,796,926
Mortgage Real Estate Investment Trusts - 0.6%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/2027 (A)	6,507,000	6,463,576
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (A)	1,548,000	1,588,870
6.50%, 07/01/2030 (A)	2,799,000	2,919,659
		10,972,105
Office REITs - 0.1%
Boston Properties LP
5.75%, 01/15/2035 (D)	2,259,000	2,323,168
Oil, Gas & Consumable Fuels - 4.8%
Cheniere Energy Partners LP
4.00%, 03/01/2031	4,027,000	3,921,328
4.50%, 10/01/2029	2,330,000	2,334,899
5.95%, 06/30/2033	1,482,000	1,571,473
Diamondback Energy, Inc.
5.15%, 01/30/2030	3,576,000	3,678,154
Ecopetrol SA
8.38%, 01/19/2036	5,000,000	5,143,904
Enbridge, Inc.
4.90%, 06/20/2030	1,752,000	1,791,078
5.63%, 04/05/2034	4,115,000	4,295,748
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer LP
6.00%, 06/15/2048	$ 3,936,000	$ 3,817,041
EQT Corp.
6.38%, 04/01/2029	1,405,000	1,453,867
Equinor ASA
4.75%, 11/14/2035	5,559,000	5,530,291
Expand Energy Corp.
5.38%, 03/15/2030	1,516,000	1,536,600
Genesis Energy LP/Genesis Energy Finance Corp.
8.00%, 05/15/2033	3,539,000	3,673,843
Greensaif Pipelines Bidco SARL
5.85%, 02/23/2036 (A)	2,009,000	2,099,039
Gulfstream Natural Gas System LLC
5.60%, 07/23/2035 (A)	1,585,000	1,624,489
Hess Midstream Operations LP
6.50%, 06/01/2029 (A)	2,072,000	2,139,754
Murphy Oil Corp.
6.00%, 10/01/2032 (D)	2,337,000	2,334,611
NuStar Logistics LP
5.63%, 04/28/2027	3,000,000	3,032,469
Occidental Petroleum Corp.
5.20%, 08/01/2029	1,896,000	1,943,382
ONEOK, Inc.
6.10%, 11/15/2032	3,929,000	4,204,374
Ovintiv, Inc.
6.50%, 08/15/2034	3,204,000	3,441,640
Petroleos Mexicanos
6.50%, 01/23/2029	3,820,000	3,881,120
6.84%, 01/23/2030	3,043,000	3,090,172
Repsol E&P Capital Markets U.S. LLC
5.98%, 09/16/2035 (A)	3,547,000	3,617,517
Sabine Pass Liquefaction LLC
5.90%, 09/15/2037	2,451,395	2,575,254
Sunoco LP
5.63%, 03/15/2031 (A)	548,000	552,015
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/2032	1,530,000	1,459,918
Transcontinental Gas Pipe Line Co. LLC
5.10%, 03/15/2036 (A)	2,740,000	2,758,636
Venture Global LNG, Inc.
9.50%, 02/01/2029 (A)	3,521,000	3,649,436
Venture Global Plaquemines LNG LLC
6.13%, 12/15/2030 (A)	1,366,000	1,391,058
6.75%, 01/15/2036 (A)	1,656,000	1,696,225
7.50%, 05/01/2033 (A)	2,012,000	2,173,968
Vital Energy, Inc.
7.75%, 07/31/2029 (A)	3,265,000	3,258,815
Western Midstream Operating LP
6.15%, 04/01/2033	2,877,000	3,046,354
YPF SA
9.50%, 01/17/2031 (A)	1,338,000	1,428,137
		94,146,609
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Paper & Forest Products - 0.1%
Georgia-Pacific LLC
4.95%, 06/30/2032 (A)	$ 1,915,000	$ 1,967,759
Passenger Airlines - 0.5%
American Airlines Pass-Through Trust
3.15%, 08/15/2033	1,280,361	1,210,208
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.75%, 10/20/2028 (A)	3,535,000	3,556,468
Southwest Airlines Co.
4.38%, 11/15/2028	4,027,000	4,035,426
		8,802,102
Pharmaceuticals - 1.4%
Bausch Health Cos., Inc.
5.25%, 01/30/2030 (A)	4,435,000	3,104,500
Bayer U.S. Finance II LLC
4.20%, 07/15/2034 (A)	2,151,000	2,016,452
5.50%, 07/30/2035 (A)	1,102,000	1,118,713
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	1,495,000	1,470,273
CVS Health Corp.
5.45%, 09/15/2035	3,649,000	3,735,154
6.00%, 06/01/2044	2,165,000	2,175,639
Fixed until 12/10/2029, 7.00% (B), 03/10/2055	3,902,000	4,093,386
Merck & Co., Inc.
5.00%, 05/17/2053	1,332,000	1,223,378
Organon & Co./Organon Foreign Debt Co- Issuer BV
6.75%, 05/15/2034 (A)	2,003,000	1,801,656
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	2,035,000	1,958,271
Takeda U.S. Financing, Inc.
5.20%, 07/07/2035	3,204,000	3,263,364
Viatris, Inc.
2.30%, 06/22/2027	1,260,000	1,223,918
		27,184,704
Residential REITs - 0.2%
American Homes 4 Rent LP
5.50%, 02/01/2034	3,913,000	4,040,539
Retail REITs - 0.2%
NNN REIT, Inc.
4.60%, 02/15/2031	4,474,000	4,504,918
Semiconductors & Semiconductor Equipment - 1.5%
Broadcom, Inc.
3.14%, 11/15/2035 (A)	4,829,000	4,158,667
Foundry JV Holdco LLC
5.88%, 01/25/2034 (A)	2,627,000	2,697,786
5.90%, 01/25/2033 (A)	2,810,000	2,940,235
Intel Corp.
4.80%, 10/01/2041	2,802,000	2,485,137
Kioxia Holdings Corp.
6.63%, 07/24/2033 (A)	4,250,000	4,419,471
Microchip Technology, Inc.
5.05%, 03/15/2029	2,762,000	2,816,024
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc.
5.30%, 01/15/2031	$ 3,982,000	$ 4,124,631
NXP BV/NXP Funding LLC/NXP USA, Inc.
5.25%, 08/19/2035	4,258,000	4,320,915
QUALCOMM, Inc.
3.25%, 05/20/2050	1,516,000	1,047,148
		29,010,014
Software - 1.1%
Cadence Design Systems, Inc.
4.70%, 09/10/2034	2,205,000	2,204,221
Fair Isaac Corp.
6.00%, 05/15/2033 (A)	1,141,000	1,171,975
Fiserv, Inc.
5.45%, 03/02/2028	2,966,000	3,037,149
Intuit, Inc.
5.50%, 09/15/2053	1,353,000	1,332,608
Oracle Corp.
5.88%, 09/26/2045	2,404,000	2,171,110
5.95%, 09/26/2055	2,411,000	2,136,180
6.90%, 11/09/2052	1,854,000	1,831,984
Roper Technologies, Inc.
4.90%, 10/15/2034	3,197,000	3,190,019
Synopsys, Inc.
5.15%, 04/01/2035	2,029,000	2,062,165
5.70%, 04/01/2055	1,453,000	1,441,360
		20,578,771
Specialized REITs - 0.4%
Extra Space Storage LP
5.40%, 06/15/2035	3,564,000	3,653,621
Iron Mountain, Inc.
5.25%, 03/15/2028 (A)	3,840,000	3,848,657
		7,502,278
Transportation Infrastructure - 1.1%
Avolon Holdings Funding Ltd.
4.90%, 10/10/2030 (A)	3,720,000	3,739,731
Canadian Pacific Railway Co.
2.45%, 12/02/2031	6,436,000	5,790,223
GXO Logistics, Inc.
2.65%, 07/15/2031	4,720,000	4,245,712
6.50%, 05/06/2034	2,177,000	2,351,715
MV24 Capital BV
6.75%, 06/01/2034 (A)	3,539,553	3,509,786
United Parcel Service, Inc.
5.25%, 05/14/2035 (D)	2,263,000	2,345,330
		21,982,497
Total Corporate Debt Securities (Cost $831,656,467)		854,775,809
U.S. GOVERNMENT OBLIGATIONS - 21.6%
U.S. Treasury - 21.0%
U.S. Treasury Bonds
1.25%, 05/15/2050	38,394,200	18,378,224
1.38%, 11/15/2040	15,377,000	9,980,634
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
1.88%, 11/15/2051	$ 8,933,000	$ 4,937,576
2.00%, 02/15/2050 (G)	18,505,000	10,847,111
2.25%, 05/15/2041	12,471,000	9,172,518
2.25%, 08/15/2046 (G)	5,162,000	3,397,040
2.38%, 02/15/2042	45,758,300	33,682,399
2.50%, 02/15/2045	2,754,000	1,950,391
2.75%, 08/15/2042 (G)	23,081,000	17,816,548
2.88%, 08/15/2045 (G)	7,972,000	5,979,623
2.88%, 05/15/2049	9,973,000	7,154,459
3.00%, 08/15/2048	9,816,000	7,268,058
3.63%, 05/15/2053	4,056,000	3,281,082
3.88%, 02/15/2043 - 05/15/2043	32,222,000	28,913,342
4.00%, 11/15/2052	5,449,000	4,725,092
4.13%, 08/15/2044	2,268,000	2,081,510
4.25%, 05/15/2039 (G)	7,023,000	6,879,797
4.25%, 08/15/2054	6,568,000	5,938,396
4.50%, 02/15/2044 - 11/15/2054	25,737,000	24,670,880
4.63%, 05/15/2044 - 11/15/2055	62,254,000	60,500,288
4.75%, 11/15/2043 - 08/15/2055	18,241,700	18,099,497
U.S. Treasury Notes
0.63%, 08/15/2030	9,757,000	8,490,115
2.75%, 08/15/2032	19,281,000	17,972,754
2.88%, 05/15/2032	9,570,300	9,023,746
3.38%, 11/30/2027 - 05/15/2033	9,538,000	9,415,169
3.50%, 11/30/2030	21,932,000	21,710,967
3.75%, 12/31/2030	13,039,000	13,045,621
4.00%, 07/31/2032 - 11/15/2035	24,268,000	24,153,675
4.13%, 03/31/2031 - 11/15/2032	11,855,000	11,998,852
4.25%, 05/15/2035 - 08/15/2035	7,955,600	8,017,419
		409,482,783
U.S. Treasury Inflation-Protected Securities - 0.6%
U.S. Treasury Inflation-Protected Indexed Bonds
1.50%, 02/15/2053	9,427,161	7,347,691
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	4,660,477	4,398,007
		11,745,698
Total U.S. Government Obligations (Cost $438,703,727)		421,228,481
ASSET-BACKED SECURITIES - 11.8%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	1,034,258	1,040,885
Accelerated LLC
Series 2024-1A, Class A, 4.68%, 08/22/2044 (A)	3,064,937	3,071,708
Anchorage Capital CLO 25 Ltd.
Series 2022-25A, Class C, 3-Month Term SOFR + 2.35%, 6.23% (B), 04/20/2035 (A)	1,000,000	1,000,349
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Apidos CLO XXXI
Series 2019-31A, Class A1R, 3-Month Term SOFR + 1.36%, 5.27% (B), 04/15/2031 (A)	$ 3,316,709	$ 3,317,229
Aqua Finance Trust
Series 2021-A, Class A, 1.54%, 07/17/2046 (A)	2,066,750	1,901,471
Avis Budget Rental Car Funding AESOP LLC
Series 2020-2A, Class A, 2.02%, 02/20/2027 (A)	1,333,333	1,330,625
Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	5,355,000	5,483,594
Series 2024-1A, Class A, 5.36%, 06/20/2030 (A)	5,270,000	5,433,784
Battalion CLO X Ltd.
Series 2016-10A, Class A2R3, 3-Month Term SOFR + 1.75%, 5.48% (B), 01/24/2035 (A)	3,200,000	3,201,485
BXG Receivables Note Trust
Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	2,053,474	2,094,374
Capital Automotive REIT
Series 2024-3A, Class A1, 4.40%, 10/15/2054 (A)	6,032,500	5,881,842
CARS-DB5 LP
Series 2021-1A, Class A1, 1.44%, 08/15/2051 (A)	3,226,219	3,157,635
Series 2021-1A, Class A3, 1.92%, 08/15/2051 (A)	1,379,292	1,348,977
CARS-DB7 LP
Series 2023-1A, Class A1, 5.75%, 09/15/2053 (A)	7,490,000	7,545,446
CIFC Funding Ltd.
Series 2017-4A, Class A1R, 3-Month Term SOFR + 1.21%, 5.08% (B), 10/24/2030 (A)	840,406	840,537
Citigroup Mortgage Loan Trust, Inc.
Series 2007-FS1, Class 1A1, 7.25% (B), 10/25/2037 (A)	1,266,802	1,232,399
DataBank Issuer LLC
Series 2021-1A, Class A2, 2.06%, 02/27/2051 (A)	6,419,000	6,389,982
Diameter Capital CLO 1 Ltd.
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.39%, 5.29% (B), 10/15/2037 (A)	5,000,000	5,012,215
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A, 1.76%, 04/15/2049 (A)	3,545,000	3,445,299
Drive Auto Receivables Trust
Series 2024-2, Class C, 4.67%, 05/17/2032	4,100,000	4,126,050
Dryden 80 CLO Ltd.
Series 2019-80A, Class ARR, 3-Month Term SOFR + 0.95%, 4.83% (B), 01/17/2033 (A)	5,749,012	5,749,075
	Principal	Value
ASSET-BACKED SECURITIES (continued)
First National Master Note Trust
Series 2023-1, Class A, 5.13%, 04/15/2029	$ 8,305,000	$ 8,331,951
Series 2023-2, Class A, 5.77%, 09/15/2029	2,000,000	2,025,450
Hertz Vehicle Financing III LLC
Series 2025-6A, Class A, 4.89%, 05/25/2032 (A)	5,910,000	5,933,675
Hertz Vehicle Financing III LP
Series 2021-2A, Class B, 2.12%, 12/27/2027 (A)	6,290,000	6,167,448
Hilton Grand Vacations Trust
Series 2023-1A, Class A, 5.72%, 01/25/2038 (A)	1,435,044	1,468,171
Series 2024-1B, Class B, 5.99%, 09/15/2039 (A)	435,739	445,616
Series 2024-1B, Class C, 6.62%, 09/15/2039 (A)	439,366	451,430
Series 2024-2A, Class A, 5.50%, 03/25/2038 (A)	1,996,838	2,040,006
Series 2025-2A, Class A, 4.54%, 05/25/2044 (A)	3,448,027	3,462,323
Series 2025-2A, Class B, 4.73%, 05/25/2044 (A)	2,809,775	2,821,797
Home Equity Asset Trust
Series 2004-4, Class M1, 1-Month Term SOFR + 0.89%, 4.63% (B), 10/25/2034	487,760	487,169
ICG U.S. CLO Ltd.
Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 5.35% (B), 10/20/2034 (A)	9,325,000	9,334,306
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.27%, 5.15% (B), 04/17/2034 (A)	4,500,000	4,494,280
MetroNet Infrastructure Issuer LLC
Series 2025-2A, Class A2, 5.40%, 08/20/2055 (A)	6,850,000	6,946,547
MVW LLC
Series 2020-1A, Class A, 1.74%, 10/20/2037 (A)	623,743	614,467
Series 2021-1WA, Class A, 1.14%, 01/22/2041 (A)	456,271	441,153
Series 2021-1WA, Class B, 1.44%, 01/22/2041 (A)	2,149,560	2,076,509
Series 2024-1A, Class A, 5.32%, 02/20/2043 (A)	827,354	843,410
Series 2024-1A, Class B, 5.51%, 02/20/2043 (A)	887,486	902,819
Series 2024-1A, Class C, 6.20%, 02/20/2043 (A)	1,583,838	1,621,804
Series 2024-2A, Class A, 4.43%, 03/20/2042 (A)	1,259,607	1,261,790
Series 2024-2A, Class C, 4.92%, 03/20/2042 (A)	3,918,778	3,918,126
Series 2025-2A, Class A, 4.48%, 10/20/2044 (A)	5,380,437	5,388,100
Octagon Investment Partners 40 Ltd.
Series 2019-1A, Class CRR, 3-Month Term SOFR + 1.75%, 5.63% (B), 01/20/2035 (A)	5,000,000	4,977,705
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
ASSET-BACKED SECURITIES (continued)
OZLM XIX Ltd.
Series 2017-19A, Class A1RR, 3-Month Term SOFR + 1.35%, 5.25% (B), 01/15/2035 (A)	$ 2,000,000	$ 2,000,962
OZLM XV Ltd.
Series 2016-15A, Class BR3, 3-Month Term SOFR + 1.85%, 5.73% (B), 04/20/2033 (A)	9,000,000	9,000,369
OZLM XXIV Ltd.
Series 2019-24A, Class A1AR, 3-Month Term SOFR + 1.42%, 5.31% (B), 07/20/2032 (A)	1,634,130	1,634,130
Palmer Square CLO Ltd.
Series 2019-1A, Class CR2, 3-Month Term SOFR + 1.80%, 5.65% (B), 08/14/2038 (A)	1,750,000	1,748,681
QTS Issuer ABS I LLC
Series 2025-1A, Class A2, 5.44%, 05/25/2055 (A)	6,625,000	6,670,045
Retained Vantage Data Centers Issuer LLC
Series 2024-1A, Class A2, 4.99%, 09/15/2049 (A)	2,000,000	1,982,969
Santander Drive Auto Receivables Trust
Series 2025-3, Class C, 4.68%, 09/15/2031	4,010,000	4,034,477
SCF Equipment Leasing LLC
Series 2025-1A, Class A3, 5.11%, 11/21/2033 (A)	4,350,000	4,440,458
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (A)	953,469	951,648
Series 2021-1A, Class C, 1.79%, 11/20/2037 (A)	419,565	418,768
Series 2023-1A, Class A, 5.20%, 01/20/2040 (A)	2,642,961	2,680,700
Series 2023-2A, Class A, 5.80%, 04/20/2040 (A)	1,256,097	1,290,125
Series 2023-3A, Class A, 6.10%, 09/20/2040 (A)	2,578,443	2,669,352
Series 2024-1A, Class A, 5.15%, 01/20/2043 (A)	895,214	905,987
Series 2024-1A, Class B, 5.35%, 01/20/2043 (A)	733,021	740,880
Series 2024-1A, Class C, 5.94%, 01/20/2043 (A)	1,200,670	1,218,223
Series 2024-1A, Class D, 8.02%, 01/20/2043 (A)	426,822	436,605
Series 2024-2A, Class C, 5.83%, 06/20/2041 (A)	1,735,043	1,762,193
Series 2024-3A, Class A, 4.83%, 08/20/2041 (A)	2,393,545	2,414,357
Series 2024-3A, Class C, 5.32%, 08/20/2041 (A)	2,979,719	2,997,595
Series 2025-2A, Class A, 4.72%, 04/20/2044 (A)	1,897,523	1,906,446
Series 2025-2A, Class B, 4.93%, 04/20/2044 (A)	891,836	894,689
Series 2025-2A, Class C, 5.32%, 04/20/2044 (A)	910,811	913,644
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Symphony CLO XIX Ltd.
Series 2018-19A, Class A, 3-Month Term SOFR + 1.22%, 5.12% (B), 04/16/2031 (A)	$ 1,629,833	$ 1,630,426
Symphony CLO XXIII Ltd.
Series 2020-23A, Class AR2, 3-Month Term SOFR + 0.90%, 4.80% (B), 01/15/2034 (A)	3,299,386	3,296,602
TCI-Symphony CLO Ltd.
Series 2016-1A, Class AR2, 3-Month Term SOFR + 1.28%, 5.19% (B), 10/13/2032 (A)	1,705,623	1,706,619
Vantage Data Centers LLC
Series 2025-1A, Class A2, 5.13%, 08/15/2055 (A)	9,170,000	9,063,223
Venture 43 CLO Ltd.
Series 2021-43A, Class A1R, 3-Month Term SOFR + 1.35%, 5.25% (B), 04/15/2034 (A)	2,500,000	2,500,658
Venture XXVII CLO Ltd.
Series 2017-27A, Class AR, 3-Month Term SOFR + 1.31%, 5.20% (B), 07/20/2030 (A)	120,643	120,655
Wellfleet CLO Ltd.
Series 2019-1A, Class BRR, 3-Month Term SOFR + 1.70%, 5.58% (B), 07/20/2032 (A)	3,000,000	3,000,729
Westlake Automobile Receivables Trust
Series 2025-3A, Class C, 4.68%, 07/15/2031 (A)	6,713,000	6,730,706
Total Asset-Backed Securities (Cost $227,096,852)		230,823,934
MORTGAGE-BACKED SECURITIES - 11.1%
1211 Avenue of the Americas Trust
Series 2015-1211, Class A1A1, 3.90%, 08/10/2035 (A)	5,900,000	5,693,499
20 Times Square Trust
Series 2018-20TS, Class B, 3.10% (B), 05/15/2035 (A)	5,148,000	4,851,990
Angel Oak Mortgage Trust
Series 2025-1, Class A1, 5.69% (B), 01/25/2070 (A)	5,430,686	5,491,226
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class ANM, 3.11%, 11/05/2032 (A)	2,020,997	1,932,668
Banc of America Funding Trust
Series 2005-D, Class A1, 5.30% (B), 05/25/2035	586,087	550,423
BBCMS Mortgage Trust
Series 2018-TALL, Class D, 1-Month Term SOFR + 1.65%, 5.40% (B), 03/15/2037 (A)	5,000,000	4,330,477
BRAVO Residential Funding Trust
Series 2024-NQM3, Class A1, 6.19% (B), 03/25/2064 (A)	2,481,457	2,505,751
Series 2025-NQM1, Class A1, 5.60% (B), 12/25/2064 (A)	1,898,713	1,914,628
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BX Trust
Series 2025-ARIA, Class A, 5.03% (B), 12/13/2042 (A)	$ 7,608,000	$ 7,676,967
CHI Commercial Mortgage Trust
Series 2025-110W, Class A, 5.10% (B), 12/13/2040 (A)	5,860,000	5,869,475
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (B), 04/25/2069 (A)	2,314,355	2,336,381
Series 2024-3, Class A1, 6.39% (B), 06/25/2069 (A)	7,937,149	8,041,276
Series 2024-4, Class A1, 5.95% (B), 07/25/2069 (A)	1,410,324	1,425,701
COMM Mortgage Trust
Series 2016-787S, Class A, 3.55%, 02/10/2036 (A)	5,000,000	4,970,396
Cross Mortgage Trust
Series 2025-H10, Class A1, 4.97% (B), 01/25/2071 (A)	6,600,000	6,605,648
Series 2025-H8, Class A1, 5.00% (B), 11/25/2070 (A)	4,522,740	4,531,489
CSMC Trust
Series 2020-RPL4, Class A1, 2.00% (B), 01/25/2060 (A)	8,579,927	7,803,447
DOLP Trust
Series 2021-NYC, Class A, 2.96%, 05/10/2041 (A)	5,300,000	4,760,159
ELP Commercial Mortgage Trust
Series 2025-ELP, Class A, 4.60% (B), 11/13/2042 (A)	2,600,000	2,597,513
GCAT Trust
Series 2023-NQM1, Class A1, 6.01% (B), 01/25/2059 (A)	3,788,368	3,817,688
Series 2025-NQM6, Class A1, 4.94% (B), 10/25/2070 (A)	5,355,615	5,359,128
GS Mortgage Securities Trust
Series 2016-GS3, Class AAB, 2.78%, 10/10/2049	107,591	107,425
HarborView Mortgage Loan Trust
Series 2006-7, Class 2A1A, 1-Month Term SOFR + 0.51%, 4.25% (B), 09/19/2046	92,121	82,436
Hudson Yards Mortgage Trust
Series 2025-SPRL, Class A, 5.47% (B), 01/13/2040 (A)	6,837,000	7,088,531
Manhattan West Mortgage Trust
Series 2020-1MW, Class A, 2.13%, 09/10/2039 (A)	3,511,000	3,378,078
MetLife Securitization Trust
Series 2017-1A, Class A, 3.00% (B), 04/25/2055 (A)	992,978	960,930
MFA Trust
Series 2021-RPL1, Class A1, 1.13% (B), 07/25/2060 (A)	3,193,452	2,941,938
Mill City Mortgage Loan Trust
Series 2019-1, Class A1, 3.25% (B), 10/25/2069 (A)	552,628	541,578
New Residential Mortgage Loan Trust
Series 2016-4A, Class A1, 3.75% (B), 11/25/2056 (A)	2,250,019	2,166,811
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2018-RPL1, Class A1, 3.50% (B), 12/25/2057 (A)	$ 5,108,655	$ 4,991,230
Series 2019-2A, Class A1, 4.25% (B), 12/25/2057 (A)	3,942,832	3,883,032
Series 2019-4A, Class A1B, 3.50% (B), 12/25/2058 (A)	2,370,670	2,229,752
Series 2019-5A, Class A1B, 3.50% (B), 08/25/2059 (A)	2,137,209	2,028,594
Series 2019-6A, Class A1B, 3.50% (B), 09/25/2059 (A)	1,725,903	1,644,282
Series 2019-RPL2, Class A1, 3.25% (B), 02/25/2059 (A)	2,723,062	2,661,055
Series 2020-1A, Class A1B, 3.50% (B), 10/25/2059 (A)	5,872,510	5,542,007
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (B), 03/25/2063 (A)	1,908,920	1,911,276
Series 2024-NQM14, Class A1, 4.94% (B), 09/25/2064 (A)	2,387,815	2,388,254
Series 2024-NQM4, Class A1, 6.07% (B), 01/25/2064 (A)	2,859,129	2,883,539
Series 2024-NQM5, Class A1, 5.99% (B), 01/25/2064 (A)	1,116,543	1,126,095
Series 2024-NQM6, Class A1, 6.45% (B), 02/25/2064 (A)	3,006,724	3,046,603
Series 2024-NQM8, Class A1, 6.23% (B), 05/25/2064 (A)	1,914,251	1,936,715
Series 2025-NQM18, Class A1, 5.06% (B), 09/25/2065 (A)	6,736,678	6,757,965
Series 2025-NQM2, Class A1, 5.60% (B), 11/25/2064 (A)	1,813,975	1,830,129
Series 2025-NQM23, Class A1, 4.87% (B), 10/25/2065 (A)	6,000,000	6,000,892
Reperforming Loan Trust REMICS
Series 2006-R1, Class AF1, 1-Month Term SOFR + 0.45%, 4.19% (B), 01/25/2036 (A)	551,118	522,977
Towd Point Mortgage Trust
Series 2017-4, Class A1, 2.75% (B), 06/25/2057 (A)	2,410,218	2,369,017
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	3,884,095	3,833,561
Series 2018-2, Class A1, 3.25% (B), 03/25/2058 (A)	68,994	68,386
Series 2018-4, Class A1, 3.00% (B), 06/25/2058 (A)	5,549,089	5,290,199
Series 2019-1, Class A1, 3.75% (B), 03/25/2058 (A)	3,191,262	3,117,640
Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	5,344,124	5,155,338
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	5,314,444	4,869,491
Series 2022-1, Class A1, 3.75% (B), 07/25/2062 (A)	4,034,306	3,876,096
Series 2022-4, Class A1, 3.75%, 09/25/2062 (A)	4,750,093	4,577,541
Series 2023-1, Class A1, 3.75%, 01/25/2063 (A)	6,966,321	6,772,632
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
VEGAS Trust
5.52%, 11/10/2039 (A)	$ 8,665,000	$ 8,782,233
Verus Securitization Trust
Series 2024-7, Class A1, 5.10% (B), 09/25/2069 (A)	6,615,352	6,628,027
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR13, Class A1A1, 1-Month Term SOFR + 0.69%, 4.43% (B), 10/25/2045	439,046	426,850
Total Mortgage-Backed Securities (Cost $215,657,066)		217,485,065
U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.6%
Federal Home Loan Mortgage Corp.
3.00%, 04/01/2052	816,108	723,174
3.50%, 08/01/2049	503,321	470,111
5.50%, 04/01/2053 - 07/01/2053	19,380,916	19,704,351
1-Year RFUCC Treasury + 1.35%,
6.09% (B), 09/01/2035	9,937	10,217
1-Year RFUCC Treasury + 1.87%,
6.62% (B), 09/01/2035	50,571	52,064
Federal National Mortgage Association
3.00%, 08/01/2049 - 05/01/2052	1,571,063	1,391,831
4.00%, 10/01/2047 - 02/01/2048	1,209,230	1,168,984
4.50%, 08/01/2052	7,652,587	7,501,151
5.00%, 08/01/2026 - 02/01/2054	34,046,706	34,125,441
5.50%, 03/01/2053	8,438,733	8,601,064
6.00%, 06/01/2054	8,981,744	9,242,917
12-MTA + 1.20%,
5.28% (B), 06/01/2043	14,486	14,612
1-Year RFUCC Treasury + 1.34%,
5.71% (B), 12/01/2034	564	574
1-Year CMT + 1.81%,
5.82% (B), 08/01/2035	3,763	3,842
1-Year CMT + 2.22%,
5.92% (B), 01/01/2028	523	526
6-Month RFUCC Treasury + 1.75%,
6.25% (B), 05/01/2035	35,348	36,216
1-Year CMT + 2.18%,
6.30% (B), 10/01/2035	933	962
6-Month RFUCC Treasury + 1.61%,
6.36% (B), 08/01/2036	4,144	4,232
Uniform Mortgage-Backed Security, TBA
2.00%, 01/01/2055 (H)	49,732,000	40,189,475
2.50%, 01/01/2055 (H)	25,523,000	21,572,917
5.50%, 01/01/2055 (H)	23,290,000	23,615,654
Total U.S. Government Agency Obligations (Cost $167,411,032)		168,430,315
FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
Colombia - 0.2%
Colombia Government International Bonds
7.75%, 11/07/2036	3,248,000	3,384,903
Cote d'Ivoire - 0.2%
Ivory Coast Government International Bonds
8.25%, 01/30/2037 (A)	3,772,000	4,099,371
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Dominican Republic - 0.3%
Dominican Republic International Bonds
4.88%, 09/23/2032 (A)	$ 1,489,000	$ 1,431,227
6.60%, 06/01/2036 (A)	4,015,000	4,225,587
		5,656,814
Peru - 0.1%
Corporacion Financiera de Desarrollo SA
5.50%, 05/06/2030 (A)	1,837,000	1,896,170
Uzbekistan - 0.1%
Republic of Uzbekistan International Bonds
3.90%, 10/19/2031 (A)	2,745,000	2,537,556
Total Foreign Government Obligations (Cost $16,369,069)		17,574,814
LOAN ASSIGNMENT - 0.0% *
Software - 0.0% *
Rackspace Finance LLC 1st Lien Term Loan, 1-Month Term SOFR + 6.25%, 10.11% (B), 05/15/2028	344,631	350,662
Total Loan Assignment (Cost $342,636)		350,662
COMMERCIAL PAPER - 4.6%
Capital Markets - 0.5%
Verto Capital I Compartment
4.06% (I), 03/04/2026 (A)	10,300,000	10,229,882
Financial Services - 4.1%
Anglesea Funding LLC
4.02% (I), 02/10/2026 (A)	4,250,000	4,231,831
Glencove Funding LLC
4.00% (I), 03/03/2026 (A)	14,755,000	14,659,437
Gotham Funding Corp.
4.13% (I), 01/02/2026 (A)	2,500,000	2,499,479
4.17% (I), 01/16/2026 (A)	17,800,000	17,770,183
LMA-Americas LLC
4.00% (I), 03/13/2026 (A)	1,759,000	1,745,758
4.01% (I), 03/17/2026 (A)	550,000	545,628
MUFG Securities Canada Ltd.
4.31% (I), 01/22/2026 (A)	20,000,000	19,953,758
Versailles Commercial Paper LLC
3.87% (I), 04/06/2026	18,000,000	17,817,025
		79,223,099
Total Commercial Paper (Cost $89,451,092)		89,452,981
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.3%
U.S. Treasury Bills 3.62% (I), 02/12/2026	7,000,000	6,971,385
Total Short-Term U.S. Government Obligation (Cost $6,971,033)		6,971,385
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (I)	8,814,958	$ 8,814,958
Total Other Investment Company (Cost $8,814,958)		8,814,958

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 1.35% (I), dated 12/31/2025, to be repurchased at $24,793,694 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $25,287,804.	$ 24,791,834	24,791,834
Total Repurchase Agreement (Cost $24,791,834)		24,791,834
Total Investments (Cost $2,027,265,766)		2,040,700,238
Net Other Assets (Liabilities) - (4.4)%		(86,915,006)
Net Assets - 100.0%		$ 1,953,785,232
INVESTMENT VALUATION:

Valuation Inputs (J)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$854,775,809	$—	$854,775,809
U.S. Government Obligations	—	421,228,481	—	421,228,481
Asset-Backed Securities	—	230,823,934	—	230,823,934
Mortgage-Backed Securities	—	217,485,065	—	217,485,065
U.S. Government Agency Obligations	—	168,430,315	—	168,430,315
Foreign Government Obligations	—	17,574,814	—	17,574,814
Loan Assignment	—	350,662	—	350,662
Commercial Paper	—	89,452,981	—	89,452,981
Short-Term U.S. Government Obligation	—	6,971,385	—	6,971,385
Other Investment Company	8,814,958	—	—	8,814,958
Repurchase Agreement	—	24,791,834	—	24,791,834
Total Investments	$8,814,958	$2,031,885,280	$—	$2,040,700,238
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, the total value of 144A securities is $824,817,852, representing 42.2% of the Portfolio's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)	Perpetual maturity. The date displayed is the next call date.
(D)
All or a portion of the security is on loan. The total value of the securities on loan is $8,637,037, collateralized by cash collateral of $8,814,958. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(E)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

(F)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2025, the total value of the Regulation S securities is $5,043,267, representing
0.3% of the Portfolio's net assets.

(G)	Security is subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2025 was $0 at a weighted average interest rate of 0%.
(H)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(I)	Rate disclosed reflects the yield at December 31, 2025.
(J)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
CMT	Constant Maturity Treasury
MTA	Month Treasury Average
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Investments, at value (cost $2,002,473,932) (including securities loaned of $8,637,037)	$2,015,908,404
Repurchase agreement, at value (cost $24,791,834)	24,791,834
Cash	38,087
Cash collateral pledged at broker for:
TBA commitments	228,018
Receivables and other assets:
Investments sold	101,318
Net income from securities lending	18,334
Shares of beneficial interest sold	20,392
Interest	17,826,760
Total assets	2,058,933,147
Liabilities:
Cash collateral received upon return of:
Securities on loan	8,814,958
Payables and other liabilities:
Investments purchased	2,288
When-issued, delayed-delivery, forward and TBA commitments purchased	85,726,391
Shares of beneficial interest redeemed	9,500,124
Investment management fees	843,915
Distribution and service fees	92,899
Transfer agent costs	1,757
Trustee and CCO fees	576
Audit and tax fees	56,443
Custody fees	37,323
Legal fees	14,086
Printing and shareholder reports fees	39,537
Other accrued expenses	17,618
Total liabilities	105,147,915
Net assets	$1,953,785,232
Net assets consist of:
Capital stock ($0.01 par value)	$2,061,188
Additional paid-in capital	2,134,664,255
Total distributable earnings (accumulated losses)	(182,940,211)
Net assets	$1,953,785,232
Net assets by class:
Initial Class	$1,545,754,923
Service Class	408,030,309
Shares outstanding:
Initial Class	162,732,498
Service Class	43,386,285
Net asset value and offering price per share:
Initial Class	$9.50
Service Class	9.40
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Interest income	$95,715,089
Net income from securities lending	58,545
Total investment income	95,773,634
Expenses:
Investment management fees	8,863,760
Distribution and service fees:
Service Class	1,066,207
Transfer agent costs	19,657
Trustee and CCO fees	92,953
Audit and tax fees	69,512
Custody fees	149,857
Legal fees	162,761
Printing and shareholder reports fees	133,075
Other	112,353
Total expenses	10,670,135
Net investment income (loss)	85,103,499
Net realized gain (loss) on:
Investments	1,520,064
Net change in unrealized appreciation (depreciation) on:
Investments	35,550,045
Net realized and change in unrealized gain (loss)	37,070,109
Net increase (decrease) in net assets resulting from operations	$122,173,608
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$85,103,499	$110,103,551
Net realized gain (loss)	1,520,064	2,302,860
Net change in unrealized appreciation (depreciation)	35,550,045	(64,566,098)
Net increase (decrease) in net assets resulting from operations	122,173,608	47,840,313
Dividends and/or distributions to shareholders:
Initial Class	(84,168,407)	(74,324,743)
Service Class	(26,306,096)	(18,491,392)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(110,474,503)	(92,816,135)
Capital share transactions:
Proceeds from shares sold:
Initial Class	263,101,155	15,745,830
Service Class	4,863,252	8,088,272
	267,964,407	23,834,102
Dividends and/or distributions reinvested:
Initial Class	84,168,407	74,324,743
Service Class	26,306,096	18,491,392
	110,474,503	92,816,135
Cost of shares redeemed:
Initial Class	(354,527,628)	(513,020,659)
Service Class	(71,137,206)	(71,516,396)
	(425,664,834)	(584,537,055)
Net increase (decrease) in net assets resulting from capital share transactions	(47,225,924)	(467,886,818)
Net increase (decrease) in net assets	(35,526,819)	(512,862,640)
Net assets:
Beginning of year	1,989,312,051	2,502,174,691
End of year	$1,953,785,232	$1,989,312,051
Capital share transactions - shares:
Shares issued:
Initial Class	27,645,955	1,628,776
Service Class	510,803	848,867
	28,156,758	2,477,643
Shares reinvested:
Initial Class	9,030,945	7,718,042
Service Class	2,850,065	1,936,271
	11,881,010	9,654,313
Shares redeemed:
Initial Class	(36,801,464)	(53,293,797)
Service Class	(7,483,379)	(7,487,921)
	(44,284,843)	(60,781,718)
Net increase (decrease) in shares outstanding:
Initial Class	(124,564)	(43,946,979)
Service Class	(4,122,511)	(4,702,783)
	(4,247,075)	(48,649,762)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$9.48	$9.68	$9.18	$11.08	$12.08
Investment operations:
Net investment income (loss)(A)	0.46	0.47	0.43	0.28	0.23
Net realized and unrealized gain (loss)	0.20	(0.26)	0.16	(1.91)	(0.33)
Total investment operations	0.66	0.21	0.59	(1.63)	(0.10)
Dividends and/or distributions to shareholders:
Net investment income	(0.64)	(0.41)	(0.09)	(0.27)	(0.18)
Net realized gains	—	—	—	—	(0.72)
Total dividends and/or distributions to shareholders	(0.64)	(0.41)	(0.09)	(0.27)	(0.90)
Net asset value, end of year	$9.50	$9.48	$9.68	$9.18	$11.08
Total return(B)	7.13%	2.14%	6.45%	(14.84)%	(0.87)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,545,755	$1,543,393	$2,001,616	$773,454	$1,153,539
Expenses to average net assets	0.53%	0.53%	0.53%	0.66%	0.67%
Net investment income (loss) to average net assets	4.77%	4.86%	4.67%	2.82%	1.96%
Portfolio turnover rate(C)	69%	63%	76%	126%(D)	18%(D)

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 119%, 120%, 129%, 417% and
280%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021,
respectively.

(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$9.39	$9.59	$9.09	$10.97	$11.96
Investment operations:
Net investment income (loss)(A)	0.43	0.44	0.40	0.25	0.20
Net realized and unrealized gain (loss)	0.20	(0.25)	0.16	(1.89)	(0.32)
Total investment operations	0.63	0.19	0.56	(1.64)	(0.12)
Dividends and/or distributions to shareholders:
Net investment income	(0.62)	(0.39)	(0.06)	(0.24)	(0.15)
Net realized gains	—	—	—	—	(0.72)
Total dividends and/or distributions to shareholders	(0.62)	(0.39)	(0.06)	(0.24)	(0.87)
Net asset value, end of year	$9.40	$9.39	$9.59	$9.09	$10.97
Total return(B)	6.78%	1.88%	6.18%	(15.08)%	(1.07)%
Ratio and supplemental data:
Net assets end of year (000’s)	$408,030	$445,919	$500,559	$540,763	$748,830
Expenses to average net assets	0.78%	0.78%	0.78%	0.91%	0.92%
Net investment income (loss) to average net assets	4.52%	4.61%	4.38%	2.58%	1.72%
Portfolio turnover rate(C)	69%	63%	76%	126%(D)	18%(D)

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 119%, 120%, 129%, 417% and
280%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021,
respectively.

(D)	Excludes sale-buyback transactions.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
The Portfolio held no unfunded loan participations at December 31, 2025. Open funded loan participations and assignments at December 31, 2025, if any, are included within the Schedule of Investments.
Payment in-kind ("PIK") securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.
PIKs held at December 31, 2025, if any, are identified within the Schedule of Investments.
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2025, if any, are identified within the Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at December 31, 2025, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.
The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio's forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio's portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2025, the Portfolio earned price drop fee income of $0. The price drop fee income is included in Interest income within the Statement of Operations.
The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.
Open sale-buyback financing transactions at December 31, 2025, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$8,814,958	$—	$—	$—	$8,814,958
Total Borrowings	$8,814,958	$—	$—	$—	$8,814,958
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Portfolio.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Bank obligations risk: Investments in bank obligations may expose the Portfolio to adverse developments in or related to the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make, affect the interest rates and fees they charge and reduce bank profitability.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.510%
Over $500 million up to $1 billion	0.490
Over $1 billion up to $1.5 billion	0.480
Over $1.5 billion	0.475
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.58%	May 1, 2026
Service Class	0.83	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$650,499,221	$533,880,532	$691,208,603	$569,377,697
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization accruals, futures straddle loss deferrals, interest written off and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$2,027,898,969	$36,960,319	$(24,159,050)	$12,801,269
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$111,089,238	$169,896,564
During the year ended December 31, 2025, the capital loss carryforwards utilized are $670,948.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$110,474,503	$—	$—	$—	$92,816,135	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$85,408,394	$—	$—	$(280,985,802)	$—	$(164,072)	$12,801,269
10. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
10. OPERATING SEGMENTS (continued)
Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Aegon Bond VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Bond VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Bond VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Aegon Core Bond VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Principal	Value
CORPORATE DEBT SECURITIES - 35.8%
Aerospace & Defense - 1.0%
Boeing Co.
5.81%, 05/01/2050	$ 2,047,000	$ 2,013,418
6.53%, 05/01/2034	3,130,000	3,462,903
6.86%, 05/01/2054	1,065,000	1,196,143
General Electric Co.
4.13%, 10/09/2042	442,000	373,855
4.30%, 07/29/2030	1,700,000	1,714,446
4.50%, 03/11/2044	1,694,000	1,524,015
HEICO Corp.
5.35%, 08/01/2033	2,163,000	2,240,610
		12,525,390
Automobile Components - 0.3%
Aptiv Swiss Holdings Ltd.
3.25%, 03/01/2032	1,338,000	1,250,269
ZF North America Capital, Inc.
6.88%, 04/23/2032 (A)	2,202,000	2,153,413
		3,403,682
Automobiles - 0.7%
General Motors Co.
5.35%, 04/15/2028	1,071,000	1,097,113
6.25%, 10/02/2043	568,000	575,967
General Motors Financial Co., Inc.
6.15%, 07/15/2035	1,388,000	1,462,660
Hyundai Capital America
5.40%, 06/23/2032 (A)	3,416,000	3,541,305
Volkswagen Group of America Finance LLC
4.85%, 09/11/2030 (A)	2,055,000	2,071,809
		8,748,854
Banks - 5.8%
Banco Santander SA
Fixed until 03/14/2027, 5.55% (B), 03/14/2028	1,800,000	1,830,103
Bank of America Corp.
Fixed until 05/09/2035, 5.46% (B), 05/09/2036	3,728,000	3,880,930
Fixed until 09/15/2028, 5.82% (B), 09/15/2029	6,954,000	7,253,605
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (B), 07/21/2039	787,000	822,422
Barclays PLC
Fixed until 02/25/2035, 5.79% (B), 02/25/2036	1,389,000	1,453,987
CaixaBank SA
Fixed until 09/13/2033, 6.84% (B), 09/13/2034 (A)	4,595,000	5,124,690
Canadian Imperial Bank of Commerce
Fixed until 01/13/2030, 5.25% (B), 01/13/2031	1,612,000	1,662,333
Citigroup, Inc.
Fixed until 05/25/2033, 6.17% (B), 05/25/2034	1,005,000	1,067,295
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Deutsche Bank AG
Fixed until 12/10/2030, 4.47% (B), 12/10/2031	$ 2,835,000	$ 2,825,347
First Citizens BancShares, Inc.
Fixed until 03/12/2030, 5.23% (B), 03/12/2031	2,985,000	3,030,393
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (B), 10/21/2032	2,898,000	2,615,806
Fixed until 10/21/2035, 4.94% (B), 10/21/2036	2,211,000	2,194,907
Intesa Sanpaolo SpA
Fixed until 11/21/2032, 8.25% (B), 11/21/2033 (A)	2,352,000	2,776,704
JPMorgan Chase & Co.
Fixed until 01/23/2029, 5.01% (B), 01/23/2030	2,759,000	2,827,147
Fixed until 04/22/2035, 5.57% (B), 04/22/2036	1,274,000	1,336,628
Fixed until 07/23/2035, 5.58% (B), 07/23/2036	2,905,000	3,005,074
Fixed until 04/22/2034, 5.77% (B), 04/22/2035	2,075,000	2,211,104
Fixed until 10/23/2028, 6.09% (B), 10/23/2029	1,054,000	1,110,178
M&T Bank Corp.
Fixed until 07/08/2030, 5.18% (B), 07/08/2031	2,269,000	2,329,411
Fixed until 01/16/2035, 5.39% (B), 01/16/2036	745,000	757,033
Fixed until 10/30/2028, 7.41% (B), 10/30/2029	1,017,000	1,103,358
Morgan Stanley
Fixed until 10/22/2035, 4.89% (B), 10/22/2036	1,310,000	1,298,403
Fixed until 07/19/2034, 5.32% (B), 07/19/2035	2,185,000	2,249,243
Fixed until 01/18/2034, 5.47% (B), 01/18/2035	1,299,000	1,350,278
Fixed until 04/18/2029, 5.66% (B), 04/18/2030	5,016,000	5,225,798
NatWest Group PLC
Fixed until 03/01/2034, 5.78% (B), 03/01/2035	2,867,000	3,031,457
PNC Financial Services Group, Inc.
Fixed until 07/21/2035, 5.37% (B), 07/21/2036	1,447,000	1,488,218
Fixed until 08/18/2033, 5.94% (B), 08/18/2034	2,718,000	2,917,994
State Street Corp.
Fixed until 10/23/2035, 4.78% (B), 10/23/2036	1,188,000	1,181,818
UBS Group AG
Fixed until 09/23/2030, 4.40% (B), 09/23/2031 (A)	1,314,000	1,307,609
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co.
Fixed until 01/24/2030, 5.24% (B), 01/24/2031	$ 2,246,000	$ 2,325,778
Fixed until 04/23/2035, 5.61% (B), 04/23/2036	2,744,000	2,876,019
		76,471,070
Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	2,334,000	2,007,931
Constellation Brands, Inc.
4.95%, 11/01/2035	1,741,000	1,721,708
		3,729,639
Biotechnology - 0.6%
Amgen, Inc.
2.80%, 08/15/2041	1,248,000	913,408
5.60%, 03/02/2043	1,192,000	1,198,619
CSL Finance PLC
4.63%, 04/27/2042 (A)	1,236,000	1,116,133
Gilead Sciences, Inc.
5.10%, 06/15/2035	2,070,000	2,121,345
Royalty Pharma PLC
2.20%, 09/02/2030	1,627,000	1,474,871
5.20%, 09/25/2035	1,421,000	1,428,187
		8,252,563
Building Products - 0.5%
Amrize Finance U.S. LLC
4.75%, 09/22/2046	825,000	724,321
5.40%, 04/07/2035	1,411,000	1,455,085
Carlisle Cos., Inc.
5.25%, 09/15/2035	868,000	885,928
Owens Corning
4.30%, 07/15/2047	2,008,000	1,634,011
Vulcan Materials Co.
5.35%, 12/01/2034	1,577,000	1,634,506
		6,333,851
Chemicals - 0.5%
LYB International Finance III LLC
5.13%, 01/15/2031	496,000	497,840
Mosaic Co.
4.60%, 11/15/2030	1,435,000	1,437,835
Nutrien Ltd.
4.90%, 03/27/2028	993,000	1,010,943
OCP SA
6.75%, 05/02/2034 (A)	1,237,000	1,332,446
Westlake Corp.
5.55%, 11/15/2035	1,711,000	1,710,618
		5,989,682
Commercial Services & Supplies - 1.0%
ADT Security Corp.
4.13%, 08/01/2029 (A)	1,758,000	1,714,607
Ashtead Capital, Inc.
5.55%, 05/30/2033 (A)	2,161,000	2,229,642
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Element Fleet Management Corp.
5.04%, 03/25/2030 (A)	$ 3,667,000	$ 3,747,728
Herc Holdings, Inc.
7.00%, 06/15/2030 (A)	1,464,000	1,540,755
Quanta Services, Inc.
2.90%, 10/01/2030	2,336,000	2,186,412
5.25%, 08/09/2034	109,000	111,758
Veralto Corp.
5.45%, 09/18/2033	1,333,000	1,391,211
		12,922,113
Communications Equipment - 0.8%
NTT Finance Corp.
4.62%, 07/16/2028 (A)	1,692,000	1,714,504
T-Mobile USA, Inc.
3.50%, 04/15/2031	2,083,000	1,991,473
3.88%, 04/15/2030	1,318,000	1,296,088
4.95%, 11/15/2035	2,504,000	2,489,479
Verizon Communications, Inc.
2.99%, 10/30/2056	3,382,000	2,012,074
4.75%, 01/15/2033	1,215,000	1,214,049
		10,717,667
Construction & Engineering - 0.1%
Sitios Latinoamerica SAB de CV
6.00%, 11/25/2029 (A)	1,489,000	1,543,348
Consumer Staples Distribution & Retail - 0.4%
7-Eleven, Inc.
1.80%, 02/10/2031 (A)	2,387,000	2,090,243
Lowe's Cos., Inc.
3.75%, 04/01/2032	2,944,000	2,821,081
		4,911,324
Distributors - 0.1%
LKQ Corp.
6.25%, 06/15/2033 (C)	1,180,000	1,263,645
Diversified REITs - 1.2%
GLP Capital LP/GLP Financing II, Inc.
5.25%, 02/15/2033	2,457,000	2,465,899
Safehold GL Holdings LLC
6.10%, 04/01/2034	1,612,000	1,708,338
SBA Tower Trust
6.60%, 11/15/2052 (A)	5,630,000	5,764,955
VICI Properties LP
4.95%, 02/15/2030	2,092,000	2,117,111
Weyerhaeuser Co.
4.00%, 04/15/2030	2,234,000	2,203,337
WP Carey, Inc.
5.38%, 06/30/2034	1,704,000	1,758,632
		16,018,272
Electric Utilities - 1.7%
Black Hills Corp.
4.55%, 01/31/2031	1,079,000	1,079,215
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (A)	2,117,276	2,169,816
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
CMS Energy Corp.
4.88%, 03/01/2044	$ 359,000	$ 320,729
DTE Electric Co.
4.30%, 07/01/2044	3,646,000	3,104,822
Duke Energy Corp.
3.75%, 09/01/2046	3,564,000	2,702,718
4.95%, 09/15/2035	3,272,000	3,244,548
Duke Energy Progress LLC
3.60%, 09/15/2047	2,470,000	1,837,661
NRG Energy, Inc.
6.00%, 02/01/2033 (A)	300,000	305,940
Pacific Gas & Electric Co.
2.50%, 02/01/2031	1,490,000	1,340,941
3.75%, 08/15/2042	245,000	185,377
Southern Power Co.
4.25%, 10/01/2030	1,032,000	1,029,242
4.90%, 10/01/2035	1,392,000	1,377,000
Vistra Operations Co. LLC
5.25%, 10/15/2035 (A)	2,045,000	2,038,437
6.88%, 04/15/2032 (A)	2,165,000	2,280,655
		23,017,101
Electronic Equipment, Instruments & Components - 0.7%
Arrow Electronics, Inc.
5.88%, 04/10/2034	1,409,000	1,469,821
Hubbell, Inc.
4.80%, 11/15/2035	2,621,000	2,604,057
Keysight Technologies, Inc.
4.95%, 10/15/2034	854,000	860,158
Sensata Technologies, Inc.
4.38%, 02/15/2030 (A)	1,926,000	1,881,124
Tyco Electronics Group SA
5.00%, 05/09/2035	2,419,000	2,448,515
		9,263,675
Financial Services - 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	1,592,000	1,592,142
4.95%, 09/10/2034	1,425,000	1,422,210
Ally Financial, Inc.
Fixed until 05/15/2028, 5.74% (B), 05/15/2029	609,000	624,462
American Express Co.
Fixed until 04/25/2029, 5.53% (B), 04/25/2030	2,020,000	2,107,266
Avolon Holdings Funding Ltd.
5.75%, 11/15/2029 (A)	3,135,000	3,252,431
Blackstone Reg Finance Co. LLC
4.95%, 02/15/2036	1,091,000	1,083,026
Capital One Financial Corp.
Fixed until 09/11/2035, 5.20% (B), 09/11/2036	2,995,000	2,979,893
Fixed until 07/26/2034, 5.88% (B), 07/26/2035	3,193,000	3,360,652
Fixed until 01/30/2035, 6.18% (B), 01/30/2036	625,000	652,427
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
Citadel Finance LLC
5.90%, 02/10/2030 (A)	$ 2,704,000	$ 2,760,489
LPL Holdings, Inc.
5.70%, 05/20/2027	1,060,000	1,080,311
Rocket Cos., Inc.
6.13%, 08/01/2030 (A)	2,232,000	2,307,172
UWM Holdings LLC
6.25%, 03/15/2031 (A)	2,097,000	2,093,657
		25,316,138
Food Products - 2.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
5.50%, 03/31/2031 (A)	189,000	190,993
6.25%, 03/15/2033 (A)	189,000	194,288
BAT Capital Corp.
4.63%, 03/22/2033	1,939,000	1,927,938
5.63%, 08/15/2035	3,226,000	3,360,294
Bunge Ltd. Finance Corp.
5.15%, 08/04/2035	3,221,000	3,271,901
Cargill, Inc.
5.13%, 02/11/2035 (A)	1,903,000	1,955,624
Imperial Brands Finance PLC
5.63%, 07/01/2035 (A)	2,679,000	2,750,150
J.M. Smucker Co.
6.50%, 11/15/2043	843,000	904,627
JBS USA Holding LUX SARL/JBS USA Foods Group Holdings, Inc./JBS USA Food Co.
5.50%, 01/15/2036 (A)	3,401,000	3,455,952
Kroger Co.
5.00%, 09/15/2034	1,318,000	1,325,281
Philip Morris International, Inc.
4.63%, 10/29/2035	3,363,000	3,289,959
Pilgrim's Pride Corp.
6.88%, 05/15/2034	1,739,000	1,928,620
Sysco Corp.
5.40%, 03/23/2035	1,312,000	1,358,951
		25,914,578
Health Care Equipment & Supplies - 0.4%
Alcon Finance Corp.
5.75%, 12/06/2052 (A)	1,377,000	1,390,231
Baxter International, Inc.
5.65%, 12/15/2035	1,709,000	1,729,539
GE HealthCare Technologies, Inc.
4.80%, 08/14/2029	1,580,000	1,615,005
4.95%, 12/15/2035	876,000	874,062
		5,608,837
Health Care Providers & Services - 1.2%
Centene Corp.
3.38%, 02/15/2030	1,888,000	1,737,402
Cigna Group
2.40%, 03/15/2030	1,876,000	1,741,097
5.25%, 01/15/2036	2,317,000	2,358,720
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Elevance Health, Inc.
5.70%, 09/15/2055	$ 1,541,000	$ 1,509,708
HCA, Inc.
4.90%, 11/15/2035	2,729,000	2,691,684
6.00%, 04/01/2054	1,612,000	1,602,571
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (A)	794,000	764,108
Laboratory Corp. of America Holdings
4.80%, 10/01/2034	2,356,000	2,335,135
UnitedHealth Group, Inc.
5.15%, 07/15/2034	1,515,000	1,551,738
		16,292,163
Health Care REITs - 0.2%
Healthpeak OP LLC
4.75%, 01/15/2033	3,177,000	3,159,692
Hotels, Restaurants & Leisure - 0.7%
Carnival Corp.
5.75%, 08/01/2032 (A)	685,000	703,003
6.13%, 02/15/2033 (A)	2,421,000	2,499,900
Hyatt Hotels Corp.
5.40%, 12/15/2035	1,644,000	1,647,394
MGM Resorts International
6.13%, 09/15/2029	2,291,000	2,354,392
Royal Caribbean Cruises Ltd.
5.38%, 01/15/2036	2,161,000	2,170,050
		9,374,739
Household Durables - 0.1%
Whirlpool Corp.
6.13%, 06/15/2030	1,065,000	1,063,706
Insurance - 1.7%
Allstate Corp.
5.05%, 06/24/2029	3,382,000	3,493,308
5.25%, 03/30/2033	1,057,000	1,100,226
American International Group, Inc.
5.45%, 05/07/2035	987,000	1,028,171
Brown & Brown, Inc.
5.25%, 06/23/2032	706,000	721,977
5.55%, 06/23/2035	2,730,000	2,799,219
Constellation Insurance, Inc.
6.80%, 01/24/2030 (A)	2,487,000	2,504,089
Corebridge Financial, Inc.
5.75%, 01/15/2034	1,207,000	1,261,908
Fortitude Group Holdings LLC
6.25%, 04/01/2030 (A)	954,000	993,673
Muenchener Rueckversicherungs- Gesellschaft AG
Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	1,800,000	1,879,502
Prudential Financial, Inc.
Fixed until 07/01/2030, 3.70% (B), 10/01/2050	3,165,000	2,943,885
RenaissanceRe Holdings Ltd.
5.80%, 04/01/2035	487,000	508,643
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
RGA Global Funding
5.05%, 12/06/2031 (A)	$ 3,171,000	$ 3,235,021
		22,469,622
Internet & Catalog Retail - 0.6%
AppLovin Corp.
5.50%, 12/01/2034	1,988,000	2,042,574
Expedia Group, Inc.
5.40%, 02/15/2035	2,547,000	2,612,486
Meta Platforms, Inc.
4.20%, 11/15/2030	2,688,000	2,693,680
Uber Technologies, Inc.
4.80%, 09/15/2034	987,000	986,714
		8,335,454
IT Services - 0.4%
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	2,485,000	2,451,879
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	2,618,000	2,594,999
		5,046,878
Machinery - 0.5%
Eaton Capital ULC
4.45%, 05/09/2030	1,455,000	1,470,239
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	3,200,000	3,030,700
Ingersoll Rand, Inc.
5.45%, 06/15/2034	1,600,000	1,664,764
		6,165,703
Media - 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/2050	1,803,000	1,354,413
Comcast Corp.
2.94%, 11/01/2056	1,032,000	579,855
NBCUniversal Media LLC
4.45%, 01/15/2043	1,268,000	1,077,911
		3,012,179
Metals & Mining - 0.6%
Anglo American Capital PLC
4.50%, 03/15/2028 (A)	3,275,000	3,293,708
ArcelorMittal SA
6.55%, 11/29/2027	2,609,000	2,716,417
Glencore Funding LLC
2.63%, 09/23/2031 (A)	2,163,000	1,949,916
		7,960,041
Mortgage Real Estate Investment Trusts - 0.0% *
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (A)	609,000	625,079
Office REITs - 0.1%
Boston Properties LP
5.75%, 01/15/2035	1,642,000	1,688,642
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 3.6%
Cheniere Energy Partners LP
5.95%, 06/30/2033	$ 3,190,000	$ 3,382,589
Diamondback Energy, Inc.
5.40%, 04/18/2034	2,760,000	2,826,031
Ecopetrol SA
7.75%, 02/01/2032	1,934,000	1,990,260
Enbridge, Inc.
4.90%, 06/20/2030	1,766,000	1,805,390
5.63%, 04/05/2034	2,294,000	2,394,762
Energy Transfer LP
5.15%, 02/01/2043	1,285,000	1,156,517
5.55%, 02/15/2028	1,114,000	1,143,653
5.95%, 10/01/2043	1,185,000	1,160,326
EQT Corp.
6.38%, 04/01/2029	819,000	847,486
Equinor ASA
4.75%, 11/14/2035	4,038,000	4,017,146
Greensaif Pipelines Bidco SARL
5.85%, 02/23/2036 (A)	1,132,000	1,182,734
Gulfstream Natural Gas System LLC
5.60%, 07/23/2035 (A)	1,199,000	1,228,872
Hess Midstream Operations LP
6.50%, 06/01/2029 (A)	1,774,000	1,832,010
Occidental Petroleum Corp.
5.20%, 08/01/2029	1,087,000	1,114,165
ONEOK, Inc.
6.10%, 11/15/2032	2,582,000	2,762,966
Ovintiv, Inc.
6.50%, 08/15/2034	2,410,000	2,588,749
Petroleos Mexicanos
6.84%, 01/23/2030	1,971,000	2,001,554
7.69%, 01/23/2050	978,000	876,480
Repsol E&P Capital Markets U.S. LLC
5.98%, 09/16/2035 (A)	2,609,000	2,660,869
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	1,080,000	1,081,062
Shell Finance U.S., Inc.
3.75%, 09/12/2046	1,499,000	1,167,872
Sunoco LP
5.63%, 03/15/2031 (A)	491,000	494,598
Transcontinental Gas Pipe Line Co. LLC
5.10%, 03/15/2036 (A)	1,986,000	1,999,508
Venture Global Plaquemines LNG LLC
7.75%, 05/01/2035 (A)	3,350,000	3,668,094
Western Midstream Operating LP
6.15%, 04/01/2033	1,755,000	1,858,308
Williams Cos., Inc.
5.40%, 03/04/2044	206,000	197,480
		47,439,481
Paper & Forest Products - 0.1%
Georgia-Pacific LLC
4.95%, 06/30/2032 (A)	1,335,000	1,371,780
Passenger Airlines - 0.3%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	462,339	452,030
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Passenger Airlines (continued)
Southwest Airlines Co.
4.38%, 11/15/2028	$ 2,926,000	$ 2,932,122
		3,384,152
Pharmaceuticals - 1.3%
Bayer U.S. Finance II LLC
5.50%, 07/30/2035 (A)	2,195,000	2,228,289
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	776,000	763,165
CVS Health Corp.
5.45%, 09/15/2035	2,507,000	2,566,191
6.00%, 06/01/2044	1,903,000	1,912,352
Fixed until 12/10/2029, 7.00% (B), 03/10/2055	3,693,000	3,874,135
Merck & Co., Inc.
5.00%, 05/17/2053	814,000	747,620
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	1,896,000	1,824,512
Takeda U.S. Financing, Inc.
5.20%, 07/07/2035	2,423,000	2,467,893
Viatris, Inc.
2.30%, 06/22/2027	1,087,000	1,055,872
		17,440,029
Residential REITs - 0.2%
American Homes 4 Rent LP
5.50%, 02/01/2034	2,126,000	2,195,294
Retail REITs - 0.2%
NNN REIT, Inc.
4.60%, 02/15/2031	3,218,000	3,240,238
Semiconductors & Semiconductor Equipment - 1.6%
Broadcom, Inc.
3.14%, 11/15/2035 (A)	2,133,000	1,836,910
Foundry JV Holdco LLC
5.88%, 01/25/2034 (A)	2,437,000	2,502,667
5.90%, 01/25/2033 (A)	2,337,000	2,445,313
Intel Corp.
4.80%, 10/01/2041	2,005,000	1,778,266
Kioxia Holdings Corp.
6.25%, 07/24/2030 (A)	4,531,000	4,661,654
Microchip Technology, Inc.
5.05%, 03/15/2029	2,036,000	2,075,824
Micron Technology, Inc.
5.30%, 01/15/2031	2,157,000	2,234,261
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	1,338,000	883,509
5.25%, 08/19/2035	2,204,000	2,236,565
QUALCOMM, Inc.
3.25%, 05/20/2050	1,429,000	987,054
		21,642,023
Software - 1.0%
Cadence Design Systems, Inc.
4.70%, 09/10/2034	1,276,000	1,275,549
Fair Isaac Corp.
6.00%, 05/15/2033 (A)	1,501,000	1,541,748
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software (continued)
Fiserv, Inc.
5.45%, 03/02/2028	$ 1,803,000	$ 1,846,251
Intuit, Inc.
5.50%, 09/15/2053	794,000	782,033
Oracle Corp.
5.88%, 09/26/2045	1,720,000	1,553,373
5.95%, 09/26/2055	662,000	586,541
6.90%, 11/09/2052	1,856,000	1,833,960
Roper Technologies, Inc.
4.90%, 10/15/2034	1,848,000	1,843,965
Synopsys, Inc.
5.15%, 04/01/2035	1,291,000	1,312,102
5.70%, 04/01/2055	927,000	919,574
		13,495,096
Specialized REITs - 0.2%
Extra Space Storage LP
5.40%, 06/15/2035	2,756,000	2,825,303
Transportation Infrastructure - 1.0%
Avolon Holdings Funding Ltd.
4.90%, 10/10/2030 (A)	2,812,000	2,826,915
Canadian Pacific Railway Co.
2.45%, 12/02/2031	4,808,000	4,325,573
GXO Logistics, Inc.
2.65%, 07/15/2031	3,525,000	3,170,791
6.50%, 05/06/2034	1,215,000	1,312,510
United Parcel Service, Inc.
5.25%, 05/14/2035	1,304,000	1,351,441
		12,987,230
Total Corporate Debt Securities (Cost $470,767,917)		473,165,953
U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.6%
Federal Home Loan Mortgage Corp.
3.00%, 02/01/2052	773,864	684,967
3.50%, 06/01/2042 - 06/01/2043	387,686	368,636
4.00%, 06/01/2042 - 01/01/2046	656,037	632,861
4.50%, 06/01/2048	301,343	299,298
5.50%, 04/01/2053 - 07/01/2053	2,166,510	2,202,690
6.00%, 12/01/2034	28,192	28,801
1-Month SOFR Average + 0.66%,
4.65% (B), 03/15/2044	2,328	2,320
1-Year RFUCC Treasury + 1.69%,
6.07% (B), 12/01/2036	1,827	1,878
1-Year CMT + 2.25%,
6.22% (B), 02/01/2036	12,770	13,142
6.50% (B), 01/01/2035 - 05/01/2036	11,010	11,439
1-Year CMT + 2.37%,
6.24% (B), 09/01/2034	6,818	7,021
6-Month RFUCC Treasury + 1.77%,
6.36% (B), 10/01/2036	9,756	9,949
6-Month RFUCC Treasury + 1.79%,
6.40% (B), 07/01/2036	10,301	10,509
1-Year RFUCC Treasury + 1.67%,
6.41% (B), 11/01/2036	9,955	10,202
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
1-Year CMT + 2.36%,
6.48% (B), 10/01/2036	$ 3,769	$ 3,909
6-Month RFUCC Treasury + 1.84%,
6.48% (B), 03/01/2037	3,550	3,614
1-Year RFUCC Treasury + 1.94%,
6.80% (B), 06/01/2036	15,445	16,014
6-Month RFUCC Treasury + 2.11%,
6.86% (B), 02/01/2037	7,463	7,621
Federal Home Loan Mortgage Corp. REMICS
(3.33) * 1-Month SOFR Average + 17.12%,
3.84% (B), 02/15/2040	17,650	17,583
1-Month SOFR Average + 0.46%,
4.45% (B), 06/15/2043	280,518	275,514
1-Month SOFR Average + 0.51%,
4.50% (B), 10/15/2041	48,414	48,178
4.72% (B), 07/15/2037	33,847	33,443
1-Month SOFR Average + 0.55%,
4.54% (B), 02/15/2037	2,074	2,058
(1.25) * 1-Month SOFR Average + 9.98%,
5.00% (B), 07/15/2032	8,613	8,853
(2.00) * 1-Month SOFR Average + 13.06%,
5.09% (B), 07/15/2033	10,726	11,462
5.50%, 04/15/2033 - 05/15/2038	4,280	4,378
6.00%, 11/15/2032	7,792	8,157
6.50%, 08/15/2031 - 07/15/2036	53,778	56,377
7.00%, 10/15/2030 - 05/15/2032	48,537	51,007
7.25%, 12/15/2030	6,501	6,787
7.50%, 08/15/2030	6,768	7,050
8.00%, 01/15/2030	22,697	23,685
(3.62) * 1-Month SOFR Average + 26.80%,
5.50% (B), 05/15/2041	16,114	15,501
(1.83) * 1-Month SOFR Average + 14.55%,
7.24% (B), 09/15/2033	1,556	1,717
Federal Home Loan Mortgage Corp. REMICS, Interest Only STRIPS
1.89% (B), 01/15/2040	16,898	1,574
(1.00) * 1-Month SOFR Average + 5.89%,
1.90% (B), 11/15/2037 - 02/15/2039	31,161	2,790
(1.00) * 1-Month SOFR Average + 6.09%,
2.10% (B), 06/15/2038	78,650	8,602
(1.00) * 1-Month SOFR Average + 6.26%,
2.27% (B), 10/15/2037	133,799	11,891
(1.00) * 1-Month SOFR Average + 6.31%,
2.32% (B), 11/15/2037	17,938	1,457
(1.00) * 1-Month SOFR Average + 6.69%,
2.70% (B), 04/15/2038	14,622	1,496
(1.00) * 1-Month SOFR Average + 6.99%,
3.00% (B), 07/15/2036	5,589	588
(1.00) * 1-Month SOFR Average + 7.89%,
3.90% (B), 03/15/2032	5,963	559
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMICS, Principal Only STRIPS
12/15/2032 - 01/15/2040	$ 46,380	$ 40,210
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%,
5.23% (B), 10/25/2044	54,755	50,503
7.00%, 02/25/2043	24,895	25,899
Federal Home Loan Mortgage Corp., Interest Only STRIPS
5.00%, 09/15/2035	10,885	1,558
Federal National Mortgage Association
2.50%, 12/01/2051 - 07/01/2061	2,546,955	2,155,932
3.00%, 01/01/2043 - 07/01/2060	1,521,568	1,345,818
3.50%, 08/01/2032 - 03/01/2060	1,420,709	1,337,567
4.00%, 07/01/2042 - 08/01/2048	1,135,650	1,100,878
4.50%, 08/01/2052	2,152,039	2,109,453
5.00%, 03/01/2053 - 02/01/2054	8,546,440	8,567,620
5.50%, 03/01/2053 - 01/01/2058	3,131,025	3,217,596
6.00%, 10/01/2033 - 06/01/2054	1,476,192	1,519,039
6.50%, 01/01/2036	4,469	4,490
8.00%, 11/01/2037	2,952	3,077
1-Year CMT + 2.23%,
6.32% (B), 01/01/2036	5,230	5,381
Federal National Mortgage Association REMICS
(1.33) * 1-Month SOFR Average + 7.31%,
1.95% (B), 08/25/2033	16,504	15,627
(2.50) * 1-Month SOFR Average + 13.46%,
3.40% (B), 07/25/2033	4,883	4,818
(1.88) * 1-Month SOFR Average + 11.06%,
3.78% (B), 07/25/2035	28,898	27,893
1-Month SOFR Average + 0.41%,
4.29% (B), 08/25/2041	4,305	4,299
1-Month SOFR Average + 0.46%,
4.34% (B), 04/25/2035 - 08/25/2036	18,591	18,434
1-Month SOFR Average + 0.36%,
4.90% (B), 06/27/2036	9,024	9,117
5.06% (B), 10/25/2042	7,802	7,921
6.00%, 08/25/2037	7,752	8,190
6.50%, 05/25/2044	20,384	21,105
7.00%, 03/25/2031 - 11/25/2031	30,366	31,686
(2.75) * 1-Month SOFR Average + 16.19%,
5.53% (B), 05/25/2034	2,290	2,464
(1.67) * 1-Month SOFR Average + 12.31%,
5.85% (B), 09/25/2033	2,102	2,208
(2.00) * 1-Month SOFR Average + 13.77%,
6.02% (B), 03/25/2038	2,240	2,222
(1.83) * 1-Month SOFR Average + 14.27%,
7.17% (B), 12/25/2032	1,309	1,354
(2.00) * 1-Month SOFR Average + 15.27%,
7.40% (B), 11/25/2031	4,874	5,115
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMICS (continued)
(2.50) * 1-Month SOFR Average + 17.09%,
7.40% (B), 07/25/2035	$ 17,913	$ 19,805
(4.00) * 1-Month SOFR Average + 23.54%,
8.05% (B), 05/25/2034	2,130	2,290
(2.75) * 1-Month SOFR Average + 19.21%,
8.56% (B), 04/25/2034 - 05/25/2034	20,046	22,107
(3.67) * 1-Month SOFR Average + 24.15%,
9.94% (B), 03/25/2036	6,105	7,243
(6.67) * 1-Month SOFR Average + 53.24%,
10.00% (B), 03/25/2032	486	508
(4.00) * 1-Month SOFR Average + 25.74%,
10.25% (B), 10/25/2036	1,784	2,239
(4.00) * 1-Month SOFR Average + 26.10%,
10.61% (B), 12/25/2036	1,019	1,144
(3.25) * 1-Month SOFR Average + 24.82%,
12.22% (B), 02/25/2032	805	955
Federal National Mortgage Association REMICS, Interest Only STRIPS
0.90% (B), 08/25/2042	104,724	4,299
1.37% (B), 01/25/2038	8,735	529
1.84% (B), 04/25/2041	11,734	879
6.50%, 05/25/2033	5,650	725
7.00%, 06/25/2033	7,686	883
(1.00) * 1-Month SOFR Average + 5.74%,
1.86% (B), 09/25/2038	42,070	3,288
(1.00) * 1-Month SOFR Average + 5.80%,
1.92% (B), 02/25/2038	20,585	1,645
(1.00) * 1-Month SOFR Average + 5.99%,
2.11% (B), 06/25/2037	12,443	1,039
(1.00) * 1-Month SOFR Average + 6.07%,
2.19% (B), 12/25/2039	3,459	263
(1.00) * 1-Month SOFR Average + 6.09%,
2.21% (B), 03/25/2038	4,507	359
(1.00) * 1-Month SOFR Average + 6.31%,
2.43% (B), 04/25/2040	5,229	346
(1.00) * 1-Month SOFR Average + 6.42%,
2.54% (B), 01/25/2041	87,929	9,848
(1.00) * 1-Month SOFR Average + 6.43%,
2.55% (B), 09/25/2037	13,782	1,131
(1.00) * 1-Month SOFR Average + 6.44%,
2.56% (B), 02/25/2039	7,312	591
(1.00) * 1-Month SOFR Average + 6.47%,
2.59% (B), 06/25/2036	8,055	635
(1.00) * 1-Month SOFR Average + 6.59%,
2.71% (B), 03/25/2036	158,732	15,088
(1.00) * 1-Month SOFR Average + 7.04%,
3.16% (B), 07/25/2037	24,002	3,205
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMICS, Principal Only STRIPS
12/25/2032 - 10/25/2043	$ 288,374	$ 233,231
Federal National Mortgage Association Whole Loan
1-Month SOFR Average + 0.37%,
4.25% (B), 11/25/2046	28,438	28,205
Federal National Mortgage Association, Principal Only STRIPS
08/25/2032 - 01/25/2033	9,546	8,823
Government National Mortgage Association REMICS
1.65%, 01/20/2063	13	11
1-Month Term SOFR + 0.41%,
4.41% (B), 08/20/2060	30	29
1-Month Term SOFR + 0.54%,
4.54% (B), 04/20/2060	203	203
1-Month Term SOFR + 0.56%,
4.56% (B), 03/20/2060	3,665	3,650
1-Month Term SOFR + 0.63%,
4.63% (B), 10/20/2062	12,139	12,144
1-Month Term SOFR + 0.66%,
4.66% (B), 07/20/2062	452	452
1-Month Term SOFR + 0.69%,
4.69% (B), 09/20/2062	436	436
1-Month Term SOFR + 0.81%,
4.81% (B), 05/20/2061	54	54
(2.00) * 1-Month Term SOFR + 13.17%,
5.70% (B), 10/20/2037	7,066	7,076
(2.41) * 1-Month Term SOFR + 16.16%,
7.16% (B), 06/17/2035	2,227	2,453
(2.20) * 1-Month Term SOFR + 16.47%,
8.25% (B), 05/18/2034	28	30
(3.00) * 1-Month Term SOFR + 19.86%,
8.66% (B), 09/20/2037	2,934	3,207
(2.75) * 1-Month Term SOFR + 19.35%,
9.08% (B), 04/16/2034	8,844	9,778
(3.50) * 1-Month Term SOFR + 22.87%,
9.81% (B), 04/20/2037	9,174	9,940
(4.91) * 1-Month Term SOFR + 28.90%,
10.57% (B), 09/20/2034	4,889	5,345
Government National Mortgage Association REMICS, Interest Only STRIPS
(1.00) * 1-Month Term SOFR + 5.59%,
1.85% (B), 12/20/2038	13,171	745
(1.00) * 1-Month Term SOFR + 5.72%,
1.98% (B), 02/20/2038	20,736	98
(1.00) * 1-Month Term SOFR + 5.89%,
2.15% (B), 11/20/2037	19,734	94
(1.00) * 1-Month Term SOFR + 5.97%,
2.23% (B), 06/20/2039	12,167	1,003
(1.00) * 1-Month Term SOFR + 5.99%,
2.25% (B), 10/20/2034	21,969	1,050
2.25% (B), 02/16/2039	7,044	33
(1.00) * 1-Month Term SOFR + 6.09%,
2.35% (B), 03/20/2037 - 06/20/2038	44,082	1,527
(1.00) * 1-Month Term SOFR + 6.16%,
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association REMICS, Interest Only STRIPS (continued)
2.42% (B), 04/20/2039	$ 12,448	$ 965
(1.00) * 1-Month Term SOFR + 6.19%,
2.45% (B), 09/20/2035 - 03/20/2039	38,347	3,222
(1.00) * 1-Month Term SOFR + 6.29%,
2.55% (B), 05/16/2038	32,298	1,624
(1.00) * 1-Month Term SOFR + 6.36%,
2.62% (B), 06/16/2037	13,463	76
(1.00) * 1-Month Term SOFR + 6.44%,
2.70% (B), 11/20/2037 - 12/20/2037	18,053	97
(1.00) * 1-Month Term SOFR + 6.64%,
2.90% (B), 07/20/2037	33,436	1,130
(1.00) * 1-Month Term SOFR + 6.70%,
2.96% (B), 04/16/2037	11,259	859
6.50%, 03/20/2039	9,498	527
Government National Mortgage Association REMICS, Principal Only STRIPS
06/16/2033 - 01/20/2038	20,418	17,647
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
0.91% (B), 08/25/2038 (A)	88,694	1,349
1.57% (B), 03/25/2039 (A)	84,687	2,155
2.49% (B), 04/25/2040 (A)	24,305	1,391
Tennessee Valley Authority
5.88%, 04/01/2036	1,459,000	1,629,503
Uniform Mortgage-Backed Security, TBA
2.00%, 01/01/2040 - 01/01/2055 (D)	26,481,000	22,155,873
2.50%, 01/01/2041 - 01/01/2055 (D)	66,606,000	56,729,295
3.00%, 01/01/2041 - 01/01/2056 (D)	50,012,000	44,544,005
3.50%, 01/01/2040 - 01/01/2056 (D)	22,548,000	21,155,224
4.00%, 01/01/2056 (D)	28,378,000	26,914,392
4.50%, 01/01/2055 (D)	27,603,000	26,944,452
5.00%, 01/01/2055 (D)	28,534,000	28,453,748
5.50%, 01/01/2055 (D)	43,437,000	44,044,362
6.00%, 01/01/2055 (D)	25,063,000	25,732,871
Vendee Mortgage Trust
7.50%, 02/15/2027	15,186	15,379
Total U.S. Government Agency Obligations (Cost $326,550,219)		325,343,859
U.S. GOVERNMENT OBLIGATIONS - 23.5%
U.S. Treasury - 21.5%
U.S. Treasury Bonds
1.25%, 05/15/2050	7,528,000	3,603,442
1.38%, 11/15/2040	2,302,000	1,494,142
1.88%, 02/15/2051 - 11/15/2051	6,485,800	3,606,344
2.00%, 02/15/2050	11,294,500	6,620,518
2.25%, 05/15/2041 - 02/15/2052	9,803,900	6,318,210
2.38%, 05/15/2051	2,728,300	1,719,362
2.50%, 02/15/2045 - 05/15/2046	4,168,000	2,915,504
2.75%, 08/15/2047 - 11/15/2047	3,635,600	2,595,025
2.88%, 08/15/2045 - 05/15/2049	13,786,500	10,060,289
3.00%, 08/15/2048 - 08/15/2052	14,456,800	10,629,538
3.13%, 05/15/2048	2,660,000	2,020,249
3.50%, 02/15/2039	1,395,000	1,271,085
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
3.63%, 02/15/2044 - 05/15/2053	$ 1,706,100	$ 1,411,500
3.88%, 02/15/2043	2,731,000	2,456,833
4.00%, 11/15/2052	1,172,000	1,016,298
4.13%, 08/15/2044 - 08/15/2053	1,604,000	1,443,832
4.25%, 02/15/2054 - 08/15/2054	1,762,200	1,593,212
4.50%, 11/15/2054	382,000	360,304
4.63%, 05/15/2044 - 11/15/2055	38,222,000	37,042,050
4.75%, 11/15/2043 - 08/15/2055	12,899,300	12,705,322
5.00%, 05/15/2045	3,219,000	3,304,505
5.25%, 02/15/2029	3,076,800	3,235,928
U.S. Treasury Notes
0.63%, 05/15/2030 - 08/15/2030	30,027,000	26,200,489
1.25%, 11/30/2026 - 12/31/2026	3,139,000	3,071,491
1.38%, 11/15/2031	2,544,000	2,215,963
1.50%, 01/31/2027 - 02/15/2030	3,250,500	3,042,746
1.63%, 08/15/2029 - 05/15/2031	2,159,200	1,973,212
1.88%, 02/15/2032	2,897,000	2,583,649
2.25%, 11/15/2027	9,647,700	9,433,642
2.63%, 02/15/2029	529,000	514,370
2.75%, 02/15/2028 - 08/15/2032	8,518,000	8,152,243
3.13%, 08/31/2027	5,265,000	5,234,767
3.38%, 05/15/2033	1,284,000	1,234,395
3.63%, 05/31/2028	1,286,000	1,289,366
3.75%, 12/31/2030 - 08/31/2031	41,341,000	41,345,544
3.88%, 11/30/2027 - 08/15/2034	19,936,000	20,064,926
4.00%, 06/30/2028 - 11/15/2035	7,663,000	7,631,421
4.13%, 09/30/2027 - 11/15/2032	10,861,300	10,982,076
4.25%, 02/28/2031 - 08/15/2035	19,802,400	20,214,767
4.63%, 04/30/2029	755,000	779,390
		283,387,949
U.S. Treasury Inflation-Protected Securities - 2.0%
U.S. Treasury Inflation-Protected Indexed Bonds
1.50%, 02/15/2053	6,593,646	5,139,201
2.50%, 01/15/2029	12,964,415	13,380,176
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	8,593,075	8,109,129
		26,628,506
Total U.S. Government Obligations (Cost $313,125,597)		310,016,455
MORTGAGE-BACKED SECURITIES - 7.1%
Alternative Loan Trust
Series 2004-2CB, Class 1A9, 5.75%, 03/25/2034	60,286	61,610
Series 2005-28CB, Class 1A4, 5.50%, 08/25/2035	56,942	48,630
Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	16,318	12,453
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8, (1.00) * 1-Month Term SOFR + 4.64%, 0.90% (B), 07/25/2035	$ 104,856	$ 5,689
Series 2005-22T1, Class A2, (1.00) * 1-Month Term SOFR + 4.96%, 1.22% (B), 06/25/2035	303,153	25,390
Angel Oak Mortgage Trust
Series 2025-1, Class A1, 5.69% (B), 01/25/2070 (A)	1,871,184	1,892,044
BAMLL Commercial Mortgage Securities Trust
Series 2014-520M, Class C, 4.21% (B), 08/15/2046 (A)	200,000	138,529
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1, 03/25/2034	4,961	3,555
Series 2005-7, Class 30, 11/25/2035	4,888	4,885
Series 2005-8, Class 30, 01/25/2036	1,537	1,009
Bank5
Series 2025-5YR19, Class A3, 5.27%, 12/15/2058	2,240,000	2,315,078
Bear Stearns ARM Trust
Series 2006-1, Class A1, 1-Year CMT + 2.25%, 5.95% (B), 02/25/2036	9,327	9,039
Benchmark Mortgage Trust
Series 2025-V18, Class A3, 5.18%, 10/15/2058	6,620,000	6,817,298
BRAVO Residential Funding Trust
Series 2024-NQM2, Class A1, 6.29% (B), 02/25/2064 (A)	350,939	354,065
Series 2024-NQM3, Class A1, 6.19% (B), 03/25/2064 (A)	598,155	604,012
Series 2024-NQM7, Class A1, 5.55% (B), 10/27/2064 (A)	1,357,766	1,367,354
Series 2025-NQM1, Class A1, 5.60% (B), 12/25/2064 (A)	468,021	471,944
Series 2025-NQM6, Class A1, 5.33% (B), 06/25/2065 (A)	4,291,030	4,317,536
BX Trust
Series 2025-ARIA, Class A, 5.03% (B), 12/13/2042 (A)	2,869,000	2,895,007
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3, 6.73% (B), 02/25/2037	5,833	5,855
Series 2007-A2, Class 2A1, 6.16% (B), 06/25/2035	5,308	5,321
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26, 5.50%, 04/25/2034	17,737	17,774
Series 2004-3, Class A4, 5.75%, 04/25/2034	10,642	10,622
Series 2004-7, Class 2A1, 5.24% (B), 06/25/2034	5,466	5,027
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust (continued)
Series 2004-HYB1, Class 2A, 5.11% (B), 05/20/2034	$ 4,536	$ 4,352
Series 2005-22, Class 2A1, 4.79% (B), 11/25/2035	38,787	31,954
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 2A5, 5.25%, 10/25/2033	1,709	1,648
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (B), 04/25/2069 (A)	792,200	799,739
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4, 5.25%, 09/25/2033	4,709	4,716
Cross Mortgage Trust
Series 2025-H10, Class A1, 4.97% (B), 01/25/2071 (A)	4,700,000	4,704,022
Series 2025-H7, Class A1, 4.93% (B), 09/25/2070 (A)	3,743,793	3,745,937
Series 2025-H8, Class A1, 5.00% (B), 11/25/2070 (A)	2,412,900	2,417,568
CSMC Trust
Series 2021-RPL2, Class A1A, 1.11% (B), 01/25/2060 (A)	2,744,196	2,344,045
ELP Commercial Mortgage Trust
Series 2025-ELP, Class A, 4.60% (B), 11/13/2042 (A)	1,686,000	1,684,387
FREMF Mortgage Trust
Series 2018-W5FX, Class BFX, 3.66% (B), 04/25/2028 (A)	900,000	863,058
GCAT Trust
Series 2025-NQM6, Class A1, 4.94% (B), 10/25/2070 (A)	3,739,281	3,741,734
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF, 1-Month Term SOFR + 0.46%, 4.20% (B), 03/25/2035 (A)	63,810	59,553
Series 2005-RP3, Class 1AF, 1-Month Term SOFR + 0.46%, 4.20% (B), 09/25/2035 (A)	45,145	38,806
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4, 5.50%, 05/25/2034	9,105	9,053
Series 2004-8F, Class 2A3, 6.00%, 09/25/2034	4,529	4,528
Series 2005-7F, Class 3A9, 6.00%, 09/25/2035	13,792	13,814
Series 2006-1F, Class 2A4, 6.00%, 02/25/2036	31,058	12,563
Hudson Yards Mortgage Trust
Series 2025-SPRL, Class A, 5.47% (B), 01/13/2040 (A)	4,900,000	5,080,270
Impac Secured Assets Trust
Series 2006-1, Class 2A1, 1-Month Term SOFR + 0.81%, 4.55% (B), 05/25/2036	9,421	8,933
JPMorgan Mortgage Trust
Series 2006-A2, Class 5A3, 6.31% (B), 11/25/2033	2,513	2,498
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Ladder Capital Commercial Mortgage Trust
Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	$ 154,000	$ 144,937
Manhattan West Mortgage Trust
Series 2020-1MW, Class A, 2.13%, 09/10/2039 (A)	2,780,000	2,674,753
Series 2020-1MW, Class B, 2.34% (B), 09/10/2039 (A)	826,000	794,795
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1, 6.29% (B), 04/21/2034	6,801	6,693
Series 2004-13, Class 3A7, 5.63% (B), 11/21/2034	3,611	3,585
Series 2004-3, Class 4A2, 4.24% (B), 04/25/2034	4,325	3,908
MASTR Resecuritization Trust, Principal Only STRIPS
Series 2005, Class 3, 05/28/2035 (A)	3,123	2,467
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1, 1-Month Term SOFR + 0.73%, 4.47% (B), 10/25/2028	34,105	32,507
Series 2004-1, Class 2A1, 5.22% (B), 12/25/2034	10,134	9,498
Series 2004-A, Class A1, 1-Month Term SOFR + 0.57%, 4.31% (B), 04/25/2029	25,358	23,693
MetLife Securitization Trust
Series 2019-1A, Class A1A, 3.75% (B), 04/25/2058 (A)	440,148	435,784
MFA Trust
Series 2021-RPL1, Class A1, 1.13% (B), 07/25/2060 (A)	2,690,196	2,478,319
New Residential Mortgage Loan Trust
Series 2017-1A, Class A1, 4.00% (B), 02/25/2057 (A)	1,177,049	1,149,920
Series 2017-3A, Class A1, 4.00% (B), 04/25/2057 (A)	254,933	247,502
Series 2019-5A, Class A1B, 3.50% (B), 08/25/2059 (A)	207,466	196,922
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2, 6.00%, 05/25/2033	1,803	1,835
Series 2003-A1, Class A5, 7.00%, 04/25/2033	9,586	9,676
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (B), 03/25/2063 (A)	552,582	553,264
Series 2024-NQM4, Class A1, 6.07% (B), 01/25/2064 (A)	234,355	236,356
Series 2024-NQM6, Class A1, 6.45% (B), 02/25/2064 (A)	202,494	205,179
Series 2025-NQM13, Class A1, 5.44% (B), 05/25/2065 (A)	2,606,516	2,629,199
Series 2025-NQM18, Class A1, 5.06% (B), 09/25/2065 (A)	6,799,233	6,820,718
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
OBX Trust (continued)
Series 2025-NQM2, Class A1, 5.60% (B), 11/25/2064 (A)	$ 517,837	$ 522,448
Series 2025-NQM23, Class A1, 4.87% (B), 10/25/2065 (A)	14,000,000	14,002,082
PHH Alternative Mortgage Trust, Interest Only STRIPS
Series 2007-2, Class 2X, 6.00%, 05/25/2037	41,290	8,267
Provident Funding Mortgage Trust
Series 2025-5, Class A2, 5.50% (B), 11/25/2055 (A)	1,989,487	2,002,154
Sequoia Mortgage Trust
Series 2003-1, Class 1A, 1-Month Term SOFR + 0.87%, 4.61% (B), 04/20/2033	19,357	18,264
Series 2004-11, Class A1, 1-Month Term SOFR + 0.71%, 4.45% (B), 12/20/2034	8,706	8,064
Series 2004-8, Class A1, 1-Month Term SOFR + 0.81%, 4.55% (B), 09/20/2034	60,143	53,097
Series 2004-9, Class A1, 1-Month Term SOFR + 0.79%, 4.53% (B), 10/20/2034	33,083	30,494
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4, 6.30% (B), 02/25/2034	36,836	35,596
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1, 1-Month Term SOFR + 0.81%, 4.55% (B), 01/19/2034	56,237	54,132
Series 2004-AR1, Class 1A1, 1-Month Term SOFR + 0.81%, 4.55% (B), 03/19/2034	50,035	47,414
Series 2004-AR5, Class 1A1, 1-Month Term SOFR + 0.77%, 4.51% (B), 10/19/2034	7,333	7,102
Series 2005-AR5, Class A3, 1-Month Term SOFR + 0.61%, 4.35% (B), 07/19/2035	20,952	20,757
Thornburg Mortgage Securities Trust
Series 2004-4, Class 3A, 5.28% (B), 12/25/2044	15,046	14,778
Towd Point Mortgage Trust
Series 2017-4, Class A1, 2.75% (B), 06/25/2057 (A)	667,643	656,230
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	319,556	315,399
Series 2018-1, Class A1, 3.00% (B), 01/25/2058 (A)	269,265	267,637
Series 2018-4, Class A1, 3.00% (B), 06/25/2058 (A)	1,322,051	1,260,371
Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	1,141,489	1,101,165
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	2,663,355	2,440,365
Series 2021-1, Class A1, 2.25% (B), 11/25/2061 (A)	1,669,493	1,573,783
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2021-R1, Class A1, 2.92% (B), 11/30/2060 (A)	$ 1,231,570	$ 1,118,554
Series 2022-1, Class A1, 3.75% (B), 07/25/2062 (A)	525,741	505,123
Series 2023-1, Class A1, 3.75%, 01/25/2063 (A)	995,189	967,519
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS
Series 2006-C24, Class XC, 0.00%, 03/15/2045 (A)(E)	1,136	0
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6, 5.83% (B), 10/25/2033	18,311	17,270
Series 2003-AR6, Class A1, 6.17% (B), 06/25/2033	3,657	3,599
Series 2003-S3, Class 1A4, 5.50%, 06/25/2033	14,823	14,679
Series 2003-S9, Class A8, 5.25%, 10/25/2033	12,150	12,077
Series 2004-AR3, Class A2, 5.36% (B), 06/25/2034	3,139	3,000
Washington Mutual Mortgage Pass- Through Certificates Trust
Series 2005-4, Class CB7, 5.50%, 06/25/2035	41,339	38,322
Washington Mutual Mortgage Pass- Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4, (1.00) * 1-Month Term SOFR + 4.94%, 1.20% (B), 04/25/2035	148,451	7,783
Series 2005-3, Class CX, 5.50%, 05/25/2035	56,670	8,660
Washington Mutual MSC Mortgage Pass- Through Certificates Trust, Principal Only STRIPS
Series 2003-MS7, Class P, 03/25/2033	94	77
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class A4, 2.93%, 07/15/2048	1,103,000	1,094,078
Total Mortgage-Backed Securities (Cost $93,676,857)		93,854,754
ASSET-BACKED SECURITIES - 5.1%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	303,283	305,226
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (A)	54,423	51,072
Series 2021-1H, Class B, 1.90%, 10/20/2040 (A)	415,259	389,981
Series 2024-1A, Class A, 4.68%, 08/22/2044 (A)	4,253,722	4,263,118
Avis Budget Rental Car Funding AESOP LLC
Series 2023-5A, Class A, 5.78%, 04/20/2028 (A)	1,250,000	1,271,717
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Avis Budget Rental Car Funding AESOP LLC (continued)
Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	$ 1,080,000	$ 1,105,935
Series 2024-1A, Class A, 5.36%, 06/20/2030 (A)	3,500,000	3,608,775
Barings Equipment Finance LLC
Series 2025-B, Class A3, 4.13%, 10/13/2032 (A)	3,010,000	3,016,172
Benefit Street Partners CLO X Ltd.
Series 2016-10A, Class A1R3, 3-Month Term SOFR + 1.30%, 5.18% (B), 07/20/2038 (A)	1,210,000	1,212,398
BXG Receivables Note Trust
Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	472,516	481,927
Chase Funding Trust
Series 2003-6, Class 1A7, 4.85% (B), 11/25/2034	10,782	10,720
Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 09/15/2028	3,565,000	3,598,549
Diameter Capital CLO 1 Ltd.
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.39%, 5.29% (B), 10/15/2037 (A)	6,725,000	6,741,429
First National Master Note Trust
Series 2023-1, Class A, 5.13%, 04/15/2029	2,075,000	2,081,734
Series 2023-2, Class A, 5.77%, 09/15/2029	1,740,000	1,762,141
GM Financial Revolving Receivables Trust
Series 2021-1, Class A, 1.17%, 06/12/2034 (A)	2,739,000	2,687,362
Goodgreen Trust
Series 2017-1A, Class A, 3.74%, 10/15/2052 (A)	56,555	52,393
GreatAmerica Leasing Receivables Funding LLC
Series 2025-2, Class A3, 4.14%, 12/17/2029 (A)	5,762,000	5,782,502
Hero Funding Trust
Series 2017-1A, Class A2, 4.46%, 09/20/2047 (A)	146,266	139,625
Series 2017-3A, Class A2, 3.95%, 09/20/2048 (A)	160,668	150,874
Hertz Vehicle Financing III LLC
Series 2023-3A, Class A, 5.94%, 02/25/2028 (A)	1,955,000	1,984,258
Hilton Grand Vacations Trust
Series 2024-1B, Class A, 5.75%, 09/15/2039 (A)	172,476	176,598
Series 2024-2A, Class A, 5.50%, 03/25/2038 (A)	187,548	191,603
Series 2024-3A, Class A, 4.98%, 08/27/2040 (A)	2,430,616	2,458,751
Series 2025-2A, Class A, 4.54%, 05/25/2044 (A)	774,380	777,590
	Principal	Value
ASSET-BACKED SECURITIES (continued)
HINNT LLC
Series 2024-A, Class A, 5.49%, 03/15/2043 (A)	$ 203,470	$ 207,369
Series 2025-B, Class A, 4.51%, 05/15/2045 (A)	1,769,115	1,771,270
ICG U.S. CLO Ltd.
Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 5.35% (B), 10/20/2034 (A)	1,500,000	1,501,497
MVW LLC
Series 2023-1A, Class A, 4.93%, 10/20/2040 (A)	433,311	438,233
Series 2024-1A, Class A, 5.32%, 02/20/2043 (A)	3,876,375	3,951,604
Series 2025-2A, Class A, 4.48%, 10/20/2044 (A)	2,292,783	2,296,048
QTS Issuer ABS I LLC
Series 2025-1A, Class A2, 5.44%, 05/25/2055 (A)	3,372,000	3,394,927
Renew Financial
Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	77,501	72,166
SCF Equipment Leasing LLC
Series 2025-1A, Class A3, 5.11%, 11/21/2033 (A)	2,509,000	2,561,174
Securitized Asset-Backed Receivables LLC Trust
Series 2006-CB1, Class AF2, 2.80% (B), 01/25/2036	12,018	10,352
Sierra Timeshare Receivables Funding LLC
Series 2023-1A, Class A, 5.20%, 01/20/2040 (A)	492,316	499,346
Series 2023-2A, Class A, 5.80%, 04/20/2040 (A)	177,750	182,565
Series 2023-3A, Class A, 6.10%, 09/20/2040 (A)	195,574	202,469
Series 2024-1A, Class A, 5.15%, 01/20/2043 (A)	384,511	389,139
Series 2025-1A, Class A, 4.81%, 01/21/2042 (A)	594,776	598,867
Series 2025-2A, Class A, 4.72%, 04/20/2044 (A)	531,307	533,805
Vantage Data Centers LLC
Series 2025-1A, Class A2, 5.13%, 08/15/2055 (A)	4,770,000	4,714,457
Total Asset-Backed Securities (Cost $67,463,376)		67,627,738
FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Colombia - 0.1%
Colombia Government International Bonds
7.75%, 11/07/2036	1,802,000	1,877,954
Dominican Republic - 0.2%
Dominican Republic International Bonds
6.60%, 06/01/2036 (A)	2,887,000	3,038,423
Mexico - 0.3%
Mexico Government International Bonds
3.75%, 01/11/2028	3,548,000	3,512,520
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peru - 0.1%
Corporacion Financiera de Desarrollo SA
5.50%, 05/06/2030 (A)	$ 1,321,000	$ 1,363,550
Total Foreign Government Obligations (Cost $9,705,857)		9,792,447
COMMERCIAL PAPER - 21.1%
Banks - 4.0%
Credit Agricole Corporate & Investment Bank SA
3.89% (F), 03/12/2026	10,050,000	9,976,650
DNB Bank ASA
3.73% (F), 02/13/2026 (A)	10,000,000	9,955,917
Mitsubishi UFJ Trust & Banking Corp.
3.90% (F), 03/13/2026 (A)	10,000,000	9,925,271
Sheffield Receivables Co. LLC
4.10% (F), 02/19/2026 (A)	8,400,000	8,356,095
Societe Generale SA
3.88% (F), 03/12/2026 (A)	10,000,000	9,925,744
Toronto-Dominion Bank
3.91% (F), 03/19/2026 (A)	5,000,000	4,959,101
		53,098,778
Capital Markets - 2.1%
Lexington Parker Capital Co. LLC
4.13% (F), 01/26/2026 (A)	9,000,000	8,975,311
Ridgefield Funding Co. LLC
3.92% (F), 03/11/2026 (A)	2,000,000	1,985,339
3.92% (F), 03/18/2026 (A)	7,200,000	7,141,834
Verto Capital I Compartment
4.06% (F), 03/04/2026 (A)	2,500,000	2,482,981
Verto Capital I Compartment A
4.12% (F), 02/11/2026 (A)	7,500,000	7,466,016
		28,051,481
Chemicals - 0.5%
Air Liquide U.S. LLC
3.81% (F), 03/09/2026 (A)	6,000,000	5,957,726
Electrical Equipment - 0.7%
Emerson Electric Co.
3.92% (F), 03/23/2026 (A)	4,000,000	3,966,422
4.07% (F), 01/29/2026 (A)	5,700,000	5,683,234
		9,649,656
Financial Services - 13.4%
Alinghi Funding Co. LLC
4.09% (F), 01/30/2026 (A)	10,000,000	9,968,500
Anglesea Funding LLC
4.02% (F), 02/10/2026 (A)	8,100,000	8,065,372
Bedford Row Funding Corp.
3.97% (F), 01/26/2026 (A)	5,000,000	4,986,501
Britannia Funding Co. LLC
4.09% (F), 03/12/2026 (A)	2,500,000	2,481,345
4.16% (F), 01/08/2026 (A)	7,500,000	7,493,750
Cancara Asset Securitisation LLC
4.03% (F), 02/19/2026	3,000,000	2,984,347
	Principal	Value
COMMERCIAL PAPER (continued)
Financial Services (continued)
Chariot Funding LLC
4.04% (F), 02/09/2026 (A)	$ 6,240,000	$ 6,213,977
Columbia Funding Co. LLC
4.04% (F), 02/02/2026 (A)	3,600,000	3,587,622
4.11% (F), 03/17/2026 (A)	4,000,000	3,968,204
Concord Minutemen Capital Co. LLC
4.07% (F), 03/11/2026 (A)	7,000,000	6,948,051
Glencove Funding LLC
4.00% (F), 03/03/2026 (A)	10,265,000	10,198,517
Gotham Funding Corp.
4.13% (F), 01/02/2026 (A)	6,000,000	5,998,750
GTA Funding LLC
3.97% (F), 04/01/2026 (A)	5,000,000	4,952,225
4.05% (F), 02/06/2026 (A)	2,000,000	1,992,287
4.09% (F), 02/18/2026 (A)	3,750,000	3,730,827
Liberty Street Funding LLC
4.02% (F), 03/02/2026 (A)	3,410,000	3,388,328
4.03% (F), 02/09/2026 (A)	2,160,000	2,150,992
LMA-Americas LLC
3.92% (F), 01/27/2026 (A)	4,250,000	4,237,998
4.09% (F), 02/19/2026 (A)	5,500,000	5,471,201
Longship Funding LLC
3.94% (F), 03/10/2026 (A)	10,000,000	9,928,125
Mackinac Funding Co. LLC
3.95% (F), 01/26/2026 (A)	10,000,000	9,972,793
Mainbeach Funding LLC
4.03% (F), 03/05/2026 (A)	10,000,000	9,932,599
Manhattan Asset Funding Co. LLC
3.89% (F), 03/12/2026 (A)	2,700,000	2,679,925
3.94% (F), 03/03/2026 (A)	7,000,000	6,954,550
Mont Blanc Capital Corp.
3.86% (F), 03/16/2026 (A)	7,000,000	6,945,093
3.92% (F), 03/16/2026 (A)	2,700,000	2,678,822
MUFG Securities Canada Ltd.
4.15% (F), 03/19/2026 (A)	7,500,000	7,438,250
Nieuw Amsterdam Receivables Corp. BV
4.06% (F), 02/23/2026 (A)	7,500,000	7,457,925
Versailles Commercial Paper LLC
3.85% (F), 04/06/2026	7,000,000	6,928,843
3.87% (F), 04/06/2026	5,700,000	5,642,058
Victory Receivables Corp.
4.10% (F), 01/14/2026 (A)	1,355,000	1,353,018
		176,730,795
Water Utilities - 0.4%
American Water Capital Corp.
3.93% (F), 01/12/2026 (A)	5,000,000	4,993,603
Total Commercial Paper (Cost $278,462,583)		278,482,039
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.9%
U.S. Treasury Bills
3.59% (F), 02/26/2026	12,000,000	11,934,207
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bills (continued)
3.63% (F), 03/19/2026	$ 15,000,000	$ 14,888,323
3.96% (F), 01/15/2026	11,025,000	11,010,909
Total Short-Term U.S. Government Obligations (Cost $37,827,765)		37,833,439

	Shares	Value
OTHER INVESTMENT COMPANY - 0.0% *
Securities Lending Collateral - 0.0% *
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (F)	224,988	224,988
Total Other Investment Company (Cost $224,988)		224,988

Principal	Value
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp.,
1.35% (F), dated 12/31/2025, to be
repurchased at $44,163,880 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $45,043,874.
$ 44,160,568	$ 44,160,568
Total Repurchase Agreement (Cost $44,160,568)	44,160,568
Total Investments (Cost $1,641,965,727)	1,640,502,240
Net Other Assets (Liabilities) - (24.1)%	(318,809,997)
Net Assets - 100.0%	$ 1,321,692,243
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$473,165,953	$—	$473,165,953
U.S. Government Agency Obligations	—	325,343,859	—	325,343,859
U.S. Government Obligations	—	310,016,455	—	310,016,455
Mortgage-Backed Securities	—	93,854,754	—	93,854,754
Asset-Backed Securities	—	67,627,738	—	67,627,738
Foreign Government Obligations	—	9,792,447	—	9,792,447
Commercial Paper	—	278,482,039	—	278,482,039
Short-Term U.S. Government Obligations	—	37,833,439	—	37,833,439
Other Investment Company	224,988	—	—	224,988
Repurchase Agreement	—	44,160,568	—	44,160,568
Total Investments	$224,988	$1,640,277,252	$—	$1,640,502,240
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, the total value of 144A securities is $520,070,616, representing 39.3% of the Portfolio's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)
All or a portion of the security is on loan. The total value of the securities on loan is $220,397, collateralized by cash collateral of $224,988. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(E)	Rounds to less than $1 or $(1).
(F)	Rate disclosed reflects the yield at December 31, 2025.
(G)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
PORTFOLIO ABBREVIATION(S):
CMT	Constant Maturity Treasury
MTA	Month Treasury Average
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Investments, at value (cost $1,597,805,159) (including securities loaned of $220,397)	$1,596,341,672
Repurchase agreement, at value (cost $44,160,568)	44,160,568
Cash	730,158
Receivables and other assets:
Investments sold	3,709
Net income from securities lending	12,829
Shares of beneficial interest sold	9,455
Interest	9,951,331
Total assets	1,651,209,722
Liabilities:
Cash collateral received upon return of:
Securities on loan	224,988
Cash collateral at broker for:
TBA commitments	462,281
Payables and other liabilities:
Investments purchased	29,680
When-issued, delayed-delivery, forward and TBA commitments purchased	297,100,808
Shares of beneficial interest redeemed	31,102,433
Investment management fees	434,063
Distribution and service fees	52,983
Transfer agent costs	743
Trustee and CCO fees	243
Audit and tax fees	44,752
Custody fees	28,027
Legal fees	2,632
Printing and shareholder reports fees	24,582
Other accrued expenses	9,264
Total liabilities	329,517,479
Net assets	$1,321,692,243
Net assets consist of:
Capital stock ($0.01 par value)	$1,187,855
Additional paid-in capital	1,362,086,422
Total distributable earnings (accumulated losses)	(41,582,034)
Net assets	$1,321,692,243
Net assets by class:
Initial Class	$1,088,798,602
Service Class	232,893,641
Shares outstanding:
Initial Class	99,347,906
Service Class	19,437,617
Net asset value and offering price per share:
Initial Class	$10.96
Service Class	11.98
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Interest income	$25,578,962
Net income from securities lending	16,711
Total investment income	25,595,673
Expenses:
Investment management fees	2,303,674
Distribution and service fees:
Service Class	602,693
Transfer agent costs	5,806
Trustee and CCO fees	32,436
Audit and tax fees	47,992
Custody fees	106,941
Legal fees	43,837
Printing and shareholder reports fees	83,743
Other	44,594
Total expenses	3,271,716
Net investment income (loss)	22,323,957
Net realized gain (loss) on:
Investments	2,684,715
Net change in unrealized appreciation (depreciation) on:
Investments	7,960,952
Net realized and change in unrealized gain (loss)	10,645,667
Net increase (decrease) in net assets resulting from operations	$32,969,624
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$22,323,957	$17,603,530
Net realized gain (loss)	2,684,715	(2,904,384)
Net change in unrealized appreciation (depreciation)	7,960,952	(12,318,857)
Net increase (decrease) in net assets resulting from operations	32,969,624	2,380,289
Dividends and/or distributions to shareholders:
Initial Class	(12,656,577)	(8,395,460)
Service Class	(5,103,704)	(12,261,090)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,760,281)	(20,656,550)
Capital share transactions:
Proceeds from shares sold:
Initial Class	1,055,306,047	92,548,153
Service Class	8,752,482	20,416,770
	1,064,058,529	112,964,923
Dividends and/or distributions reinvested:
Initial Class	12,656,577	8,395,460
Service Class	5,103,704	12,261,090
	17,760,281	20,656,550
Cost of shares redeemed:
Initial Class	(103,345,483)	(185,913,535)
Service Class	(45,104,148)	(34,871,282)
	(148,449,631)	(220,784,817)
Net increase (decrease) in net assets resulting from capital share transactions	933,369,179	(87,163,344)
Net increase (decrease) in net assets	948,578,522	(105,439,605)
Net assets:
Beginning of year	373,113,721	478,553,326
End of year	$1,321,692,243	$373,113,721
Capital share transactions - shares:
Shares issued:
Initial Class	96,343,897	8,477,840
Service Class	744,279	1,749,136
	97,088,176	10,226,976
Shares reinvested:
Initial Class	1,176,262	782,429
Service Class	433,620	1,047,062
	1,609,882	1,829,491
Shares redeemed:
Initial Class	(9,530,669)	(17,374,280)
Service Class	(3,842,612)	(2,959,565)
	(13,373,281)	(20,333,845)
Net increase (decrease) in shares outstanding:
Initial Class	87,989,490	(8,114,011)
Service Class	(2,664,713)	(163,367)
	85,324,777	(8,277,378)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$10.52	$10.97	$10.64	$12.63	$13.65
Investment operations:
Net investment income (loss)(A)	0.44	0.48	0.48	0.31	0.27
Net realized and unrealized gain (loss)	0.29	(0.32)	0.15	(1.91)	(0.40)
Total investment operations	0.73	0.16	0.63	(1.60)	(0.13)
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.61)	(0.30)	(0.34)	(0.38)
Net realized gains	—	—	—	(0.05)	(0.51)
Total dividends and/or distributions to shareholders	(0.29)	(0.61)	(0.30)	(0.39)	(0.89)
Net asset value, end of year	$10.96	$10.52	$10.97	$10.64	$12.63
Total return(B)	6.99%	1.38%	6.04%	(12.77)%	(1.03)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,088,798	$119,508	$213,566	$117,521	$146,690
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.48%	0.51%	0.50%	0.50%	0.52%
Including waiver and/or reimbursement and recapture	0.48%	0.51%(C)	0.50%	0.50%	0.52%
Net investment income (loss) to average net assets	4.13%	4.45%	4.49%	2.70%	2.08%
Portfolio turnover rate(D)	113%	73%	90%	116%	27%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Waiver and/or reimbursement rounds to less than 0.01%.
(D)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 310%, 289%, 325%, 168% and 59%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$11.47	$11.90	$11.51	$13.62	$14.65
Investment operations:
Net investment income (loss)(A)	0.47	0.50	0.49	0.30	0.26
Net realized and unrealized gain (loss)	0.30	(0.35)	0.16	(2.06)	(0.44)
Total investment operations	0.77	0.15	0.65	(1.76)	(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.58)	(0.26)	(0.30)	(0.34)
Net realized gains	—	—	—	(0.05)	(0.51)
Total dividends and/or distributions to shareholders	(0.26)	(0.58)	(0.26)	(0.35)	(0.85)
Net asset value, end of year	$11.98	$11.47	$11.90	$11.51	$13.62
Total return(B)	6.73%	1.18%	5.78%	(12.99)%	(1.27)%
Ratio and supplemental data:
Net assets end of year (000’s)	$232,894	$253,606	$264,987	$276,136	$360,914
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.76%	0.75%	0.75%	0.77%
Including waiver and/or reimbursement and recapture	0.74%	0.76%(C)	0.75%	0.75%	0.77%
Net investment income (loss) to average net assets	3.97%	4.21%	4.25%	2.41%	1.83%
Portfolio turnover rate(D)	113%	73%	90%	116%	27%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Waiver and/or reimbursement rounds to less than 0.01%.
(D)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 310%, 289%, 325%, 168% and 59%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2025, if any, are identified within the Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at December 31, 2025, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$224,988	$—	$—	$—	$224,988
Total Borrowings	$224,988	$—	$—	$—	$224,988
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Portfolio invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.420%
Over $1 billion up to $2 billion	0.380
Over $2 billion up to $3.5 billion	0.365
Over $3.5 billion up to $5 billion	0.360
Over $5 billion	0.355
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.54%	May 1, 2026
Service Class	0.79	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$598,975,305	$568,172,514	$132,846,311	$358,613,903
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,642,452,949	$5,440,952	$(7,391,661)	$(1,950,709)
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$13,724,096	$48,358,062
During the year ended December 31, 2025, the capital loss carryforwards utilized are $2,684,979.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$17,760,281	$—	$—	$—	$20,656,550	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$22,452,350	$—	$—	$(62,082,158)	$—	$(1,517)	$(1,950,709)
10. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Aegon Core Bond VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Core Bond VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Core Bond VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Aegon High Yield Bond VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Principal	Value
CORPORATE DEBT SECURITIES - 93.2%
Aerospace & Defense - 0.8%
TransDigm, Inc.
4.88%, 05/01/2029	$ 937,000	$ 934,566
6.38%, 03/01/2029 (A)	274,000	282,568
6.75%, 01/31/2034 (A)	182,000	189,586
6.88%, 12/15/2030 (A)	385,000	402,905
7.13%, 12/01/2031 (A)	85,000	89,332
		1,898,957
Automobile Components - 2.3%
American Axle & Manufacturing, Inc.
6.38%, 10/15/2032 (A)	488,000	497,008
7.75%, 10/15/2033 (A)	484,000	492,992
Clarios Global LP/Clarios U.S. Finance Co.
6.75%, 05/15/2028 (A)(B)	329,000	337,348
6.75%, 02/15/2030 - 09/15/2032 (A)	707,000	736,065
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027	361,000	361,593
5.00%, 07/15/2029	434,000	428,816
5.63%, 04/30/2033 (B)	945,000	895,102
Phinia, Inc.
6.63%, 10/15/2032 (A)	676,000	699,961
ZF North America Capital, Inc.
6.75%, 04/23/2030 (A)	530,000	523,731
6.88%, 04/14/2028 (A)	435,000	443,876
7.13%, 04/14/2030 (A)	303,000	305,342
		5,721,834
Automobiles - 1.1%
Ford Motor Co.
6.10%, 08/19/2032	140,000	144,251
Ford Motor Credit Co. LLC
2.70%, 08/10/2026	245,000	242,623
4.00%, 11/13/2030	625,000	589,809
6.95%, 03/06/2026	541,000	542,220
7.35%, 11/04/2027 - 03/06/2030	973,000	1,035,326
		2,554,229
Banks - 1.0%
Credit Suisse Group AG
Fixed until 02/11/2027 (C), 5.25% (A)(D)(E)(F)	200,000	52,000
Fixed until 08/21/2026 (C), 6.38% (A)(D)(E)(F)	387,000	100,620
Fixed until 09/12/2025 (C), 7.25% (A)(D)(E)(F)	465,000	120,900
Intesa Sanpaolo SpA
5.71%, 01/15/2026 (A)	651,000	651,313
Fixed until 11/21/2032, 8.25% (F), 11/21/2033 (A)	411,000	485,215
Lloyds Banking Group PLC
Fixed until 09/27/2035 (C), 6.63% (B)(F)	965,000	963,402
		2,373,450
Beverages - 0.6%
Primo Water Holdings, Inc./Triton Water Holdings, Inc.
4.38%, 04/30/2029 (A)	1,412,000	1,373,712
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.7%
Genmab AS/Genmab Finance LLC
6.25%, 12/15/2032 (A)	$ 541,000	$ 554,442
7.25%, 12/15/2033 (A)	1,074,000	1,128,142
		1,682,584
Building Products - 3.0%
Boise Cascade Co.
4.88%, 07/01/2030 (A)(B)	758,000	750,219
Builders FirstSource, Inc.
4.25%, 02/01/2032 (A)	786,000	748,438
5.00%, 03/01/2030 (A)	137,000	136,598
6.38%, 06/15/2032 (A)	461,000	477,658
6.75%, 05/15/2035 (A)	145,000	151,600
Camelot Return Merger Sub, Inc.
8.75%, 08/01/2028 (A)	116,000	89,888
Cornerstone Building Brands, Inc.
6.13%, 01/15/2029 (A)(B)	448,000	224,405
9.50%, 08/15/2029 (A)	344,000	254,560
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.63%, 12/15/2030 (A)	1,878,000	1,955,960
6.75%, 07/15/2031 (A)	179,000	188,668
Quikrete Holdings, Inc.
6.38%, 03/01/2032 (A)	810,000	843,113
6.75%, 03/01/2033 (A)	228,000	238,098
Smyrna Ready Mix Concrete LLC
8.88%, 11/15/2031 (A)	1,286,000	1,375,548
		7,434,753
Chemicals - 2.8%
ASP Unifrax Holdings, Inc.
5.25%, 09/30/2028 (A)	368,000	27,600
Celanese U.S. Holdings LLC
7.05%, 11/15/2030	705,000	742,842
Inversion Escrow Issuer LLC
6.75%, 08/01/2032 (A)	826,000	822,809
NOVA Chemicals Corp.
7.00%, 12/01/2031 (A)	1,133,000	1,206,769
8.50%, 11/15/2028 (A)	561,000	586,551
9.00%, 02/15/2030 (A)	553,000	590,474
Olin Corp.
6.63%, 04/01/2033 (A)	928,000	921,011
Olympus Water U.S. Holding Corp.
7.25%, 06/15/2031 - 02/15/2033 (A)	1,926,000	1,943,195
		6,841,251
Commercial Services & Supplies - 5.9%
Allied Universal Holdco LLC
7.88%, 02/15/2031 (A)	1,420,000	1,496,508
Avient Corp.
6.25%, 11/01/2031 (A)	147,000	151,095
7.13%, 08/01/2030 (A)	943,000	970,926
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.75%, 07/15/2027 (A)	562,000	562,848
8.00%, 02/15/2031 (A)(B)	1,250,000	1,284,641
8.38%, 06/15/2032 (A)(B)	70,000	72,282
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Axon Enterprise, Inc.
6.13%, 03/15/2030 (A)	$ 125,000	$ 129,043
6.25%, 03/15/2033 (A)	1,050,000	1,092,343
Enviri Corp.
5.75%, 07/31/2027 (A)	1,363,000	1,363,732
Herc Holdings, Inc.
6.00%, 03/15/2034 (A)	605,000	613,063
6.63%, 06/15/2029 (A)	798,000	828,403
7.00%, 06/15/2030 (A)	328,000	345,197
7.25%, 06/15/2033 (A)	344,000	364,772
Hertz Corp.
4.63%, 12/01/2026 (A)	81,000	77,592
12.63%, 07/15/2029 (A)	1,075,000	1,084,315
ION Platform Finance U.S., Inc.
7.88%, 09/30/2032 (A)	1,238,000	1,174,685
Madison IAQ LLC
5.88%, 06/30/2029 (A)	1,031,000	1,024,736
United Rentals North America, Inc.
3.75%, 01/15/2032	395,000	370,585
4.00%, 07/15/2030	622,000	602,953
6.00%, 12/15/2029 (A)	802,000	823,945
		14,433,664
Communications Equipment - 5.1%
Altice Financing SA
9.63%, 07/15/2027 (A)	504,000	388,080
CommScope LLC
8.25%, 03/01/2027 (A)	609,000	613,726
9.50%, 12/15/2031 (A)(B)	1,007,000	1,017,111
EchoStar Corp.
10.75%, 11/30/2029	900,000	995,221
GoTo Group, Inc.
5.50%, 05/01/2028 (A)	1,295,617	860,669
Iliad Holding SAS
7.00%, 10/15/2028 - 04/15/2032 (A)	1,145,000	1,170,369
8.50%, 04/15/2031 (A)	728,000	783,509
Level 3 Financing, Inc.
3.63%, 01/15/2029 (A)	418,000	385,776
3.75%, 07/15/2029 (A)	1,226,000	1,116,285
6.88%, 06/30/2033 (A)	855,000	874,903
7.00%, 03/31/2034 (A)	915,000	942,973
8.50%, 01/15/2036 (A)	497,500	509,431
Vmed O2 U.K. Financing I PLC
4.75%, 07/15/2031 (A)	1,029,000	949,987
6.75%, 01/15/2033 (A)	774,000	767,061
7.75%, 04/15/2032 (A)	926,000	964,985
		12,340,086
Construction & Engineering - 0.9%
Century Communities, Inc.
6.63%, 09/15/2033 (A)	1,208,000	1,221,528
KB Home
7.25%, 07/15/2030	966,000	997,898
		2,219,426
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Staples Distribution & Retail - 1.0%
1011778 BC ULC/New Red Finance, Inc.
3.88%, 01/15/2028 (A)	$ 204,000	$ 201,093
4.00%, 10/15/2030 (A)	636,000	605,729
Bath & Body Works, Inc.
6.63%, 10/01/2030 (A)	171,000	174,830
6.75%, 07/01/2036	497,000	493,328
6.88%, 11/01/2035	455,000	460,309
7.50%, 06/15/2029	549,000	562,559
		2,497,848
Containers & Packaging - 5.0%
Ardagh Group SA
9.50%, 12/01/2030 (A)	912,343	989,544
PIK Rate 6.50%, Cash Rate 5.50%, 12/01/2030 (A)(G)	1,147,000	1,048,071
Ball Corp.
2.88%, 08/15/2030	1,447,000	1,337,905
6.00%, 06/15/2029	57,000	58,590
Cascades, Inc./Cascades USA, Inc.
5.38%, 01/15/2028 (A)	751,000	749,074
6.75%, 07/15/2030 (A)	1,204,000	1,250,655
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029 (A)	178,000	181,106
6.75%, 04/15/2032 (A)	457,000	469,921
Graphic Packaging International LLC
3.50%, 03/15/2028 - 03/01/2029 (A)	997,000	963,006
3.75%, 02/01/2030 (A)(B)	404,000	381,896
6.38%, 07/15/2032 (A)(B)	674,000	686,585
Mauser Packaging Solutions Holding Co.
7.88%, 04/15/2030 (A)	1,837,000	1,822,507
9.25%, 04/15/2027 (A)	148,000	139,096
OI European Group BV
4.75%, 02/15/2030 (A)	303,000	293,188
Owens-Brockway Glass Container, Inc.
7.25%, 05/15/2031 (A)	439,000	448,121
7.38%, 06/01/2032 (A)(B)	440,000	446,386
Sealed Air Corp.
6.50%, 07/15/2032 (A)	136,000	141,083
Sealed Air Corp./Sealed Air Corp. U.S.
6.13%, 02/01/2028 (A)	364,000	370,047
Trivium Packaging Finance BV
8.25%, 07/15/2030 (A)	182,000	195,101
12.25%, 01/15/2031 (A)	239,000	259,324
		12,231,206
Electric Utilities - 3.5%
Alpha Generation LLC
6.25%, 01/15/2034 (A)	1,730,000	1,745,530
Calpine Corp.
3.75%, 03/01/2031 (A)(H)	531,000	512,602
5.00%, 02/01/2031 (A)(H)	140,000	142,184
5.13%, 03/15/2028 (A)	1,157,000	1,158,297
Clearway Energy Operating LLC
3.75%, 02/15/2031 (A)	320,000	298,844
4.75%, 03/15/2028 (A)	583,000	581,730
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
NRG Energy, Inc.
5.75%, 01/15/2028	$ 268,000	$ 269,024
6.00%, 02/01/2033 (A)	729,000	743,434
Talen Energy Supply LLC
6.25%, 02/01/2034 (A)	321,000	327,392
6.50%, 02/01/2036 (A)	321,000	331,943
Vistra Operations Co. LLC
5.00%, 07/31/2027 (A)	771,000	772,774
5.63%, 02/15/2027 (A)	176,000	176,076
6.88%, 04/15/2032 (A)	1,376,000	1,449,506
		8,509,336
Electrical Equipment - 1.0%
Energizer Holdings, Inc.
4.38%, 03/31/2029 (A)	865,000	826,512
6.00%, 09/15/2033 (A)	478,000	458,500
WESCO Distribution, Inc.
6.38%, 03/15/2029 - 03/15/2033 (A)	650,000	672,661
6.63%, 03/15/2032 (A)	195,000	203,612
7.25%, 06/15/2028 (A)	219,000	222,179
		2,383,464
Electronic Equipment, Instruments & Components - 0.4%
Sensata Technologies BV
4.00%, 04/15/2029 (A)	255,000	248,802
Sensata Technologies, Inc.
4.38%, 02/15/2030 (A)	301,000	293,986
6.63%, 07/15/2032 (A)	428,000	448,147
		990,935
Energy Equipment & Services - 0.9%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/2028 (A)	754,000	758,327
6.63%, 09/01/2032 (A)	885,000	912,749
Kodiak Gas Services LLC
6.50%, 10/01/2033 (A)	502,000	512,649
		2,183,725
Financial Services - 3.1%
Azorra Finance Ltd.
7.25%, 01/15/2031 (A)	1,225,000	1,283,595
ILFC E-Capital Trust I
3-Month Term SOFR + 0.00%, 6.35% (F), 12/21/2065 (A)(B)	2,208,000	1,846,055
ILFC E-Capital Trust II
3-Month Term SOFR + 0.00%, 6.60% (F), 12/21/2065 (A)	684,000	587,870
PennyMac Financial Services, Inc.
6.75%, 02/15/2034 (A)	817,000	844,555
Rocket Cos., Inc.
6.13%, 08/01/2030 (A)	1,368,000	1,414,073
United Wholesale Mortgage LLC
5.50%, 04/15/2029 (A)	291,000	288,914
5.75%, 06/15/2027 (A)	398,000	399,061
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
UWM Holdings LLC
6.63%, 02/01/2030 (A)	$ 813,000	$ 823,227
		7,487,350
Food Products - 2.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
3.50%, 03/15/2029 (A)	387,000	371,672
4.63%, 01/15/2027 (A)	791,000	790,238
5.50%, 03/31/2031 (A)	55,000	55,580
6.50%, 02/15/2028 (A)	858,000	876,375
Chobani LLC/Chobani Finance Corp., Inc.
7.63%, 07/01/2029 (A)	768,000	801,118
Darling Ingredients, Inc.
5.25%, 04/15/2027 (A)	210,000	209,783
6.00%, 06/15/2030 (A)	613,000	623,011
Post Holdings, Inc.
4.50%, 09/15/2031 (A)	339,000	321,388
4.63%, 04/15/2030 (A)	713,000	694,294
6.25%, 02/15/2032 - 10/15/2034 (A)	443,000	452,715
6.38%, 03/01/2033 (A)	779,000	786,790
6.50%, 03/15/2036 (A)	700,000	700,946
		6,683,910
Health Care Equipment & Supplies - 0.6%
Medline Borrower LP
3.88%, 04/01/2029 (A)	1,030,000	1,005,599
Medline Borrower LP/Medline Co-Issuer, Inc.
6.25%, 04/01/2029 (A)	443,000	457,956
		1,463,555
Health Care Providers & Services - 4.7%
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030 (A)	853,000	801,131
6.88%, 04/15/2029 (A)	63,000	56,070
10.88%, 01/15/2032 (A)	835,000	911,352
DaVita, Inc.
3.75%, 02/15/2031 (A)	1,232,000	1,138,212
4.63%, 06/01/2030 (A)	400,000	388,956
Encompass Health Corp.
4.50%, 02/01/2028	553,000	552,041
4.63%, 04/01/2031	60,000	58,761
4.75%, 02/01/2030	218,000	217,278
IQVIA, Inc.
6.25%, 06/01/2032 (A)	1,269,000	1,326,001
Kedrion SpA
6.50%, 09/01/2029 (A)	776,000	761,283
LifePoint Health, Inc.
11.00%, 10/15/2030 (A)	660,000	723,779
Sotera Health Holdings LLC
7.38%, 06/01/2031 (A)	1,068,000	1,120,141
Tenet Healthcare Corp.
4.25%, 06/01/2029	672,000	661,964
4.63%, 06/15/2028	28,000	28,052
5.13%, 11/01/2027	647,000	648,447
5.50%, 11/15/2032 (A)	620,000	628,501
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Tenet Healthcare Corp. (continued)
6.00%, 11/15/2033 (A)	$ 197,000	$ 202,830
6.13%, 10/01/2028 - 06/15/2030	1,292,000	1,306,266
		11,531,065
Health Care REITs - 0.5%
MPT Operating Partnership LP/MPT Finance Corp.
3.50%, 03/15/2031	737,000	535,867
5.00%, 10/15/2027 (B)	534,000	515,514
8.50%, 02/15/2032 (A)	233,000	248,828
		1,300,209
Hotel & Resort REITs - 0.9%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
5.88%, 10/01/2028 (A)	375,000	375,300
7.00%, 02/01/2030 (A)	1,064,000	1,092,079
Pebblebrook Hotel LP/PEB Finance Corp.
6.38%, 10/15/2029 (A)	624,000	638,693
		2,106,072
Hotels, Restaurants & Leisure - 8.5%
Boyne USA, Inc.
4.75%, 05/15/2029 (A)	1,082,000	1,067,204
Caesars Entertainment, Inc.
4.63%, 10/15/2029 (A)	601,000	576,502
6.50%, 02/15/2032 (A)	335,000	343,182
7.00%, 02/15/2030 (A)	77,000	79,746
Carnival Corp.
5.13%, 05/01/2029 (A)	353,000	356,915
5.75%, 08/01/2032 (A)	557,000	571,639
6.13%, 02/15/2033 (A)	366,000	377,928
Churchill Downs, Inc.
5.75%, 04/01/2030 (A)	842,000	850,200
6.75%, 05/01/2031 (A)	669,000	693,704
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	595,000	597,007
5.88%, 04/01/2029 (A)	81,000	82,927
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.
4.88%, 07/01/2031 (A)	903,000	842,969
5.00%, 06/01/2029 (A)(B)	433,000	420,585
Kingpin Intermediate Holdings LLC
7.25%, 10/15/2032 (A)(B)	502,000	474,566
Marriott Ownership Resorts, Inc.
6.50%, 10/01/2033 (A)	855,000	820,206
MGM Resorts International
4.75%, 10/15/2028	633,000	631,479
5.50%, 04/15/2027	514,000	518,576
6.13%, 09/15/2029	667,000	685,456
6.50%, 04/15/2032	899,000	926,244
NCL Corp. Ltd.
6.25%, 09/15/2033 (A)	551,000	550,768
6.75%, 02/01/2032 (A)	712,000	729,033
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp.
6.25%, 10/15/2030 (A)	$ 659,000	$ 672,660
Royal Caribbean Cruises Ltd.
5.38%, 07/15/2027 (A)	450,000	453,410
6.00%, 02/01/2033 (A)	332,000	341,112
6.25%, 03/15/2032 (A)	171,000	176,943
Station Casinos LLC
4.50%, 02/15/2028 (A)	1,416,000	1,404,301
6.63%, 03/15/2032 (A)	404,000	413,560
Travel & Leisure Co.
4.50%, 12/01/2029 (A)	392,000	383,677
6.00%, 04/01/2027	926,000	940,001
6.13%, 09/01/2033 (A)	40,000	40,602
Vail Resorts, Inc.
6.50%, 05/15/2032 (A)	534,000	554,157
Viking Cruises Ltd.
5.88%, 10/15/2033 (A)	849,000	862,128
7.00%, 02/15/2029 (A)	710,000	714,114
9.13%, 07/15/2031 (A)	346,000	370,511
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
7.13%, 02/15/2031 (A)	1,105,000	1,195,707
		20,719,719
Household Durables - 1.1%
Newell Brands, Inc.
6.63%, 05/15/2032 (B)	1,325,000	1,285,464
8.50%, 06/01/2028 (A)	245,000	256,895
Whirlpool Corp.
6.50%, 06/15/2033	1,236,000	1,198,557
		2,740,916
Insurance - 3.2%
Acrisure LLC/Acrisure Finance, Inc.
6.75%, 07/01/2032 (A)	738,000	760,220
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.50%, 10/01/2031 (A)	1,062,000	1,094,589
6.75%, 10/15/2027 (A)	367,000	369,156
Constellation Insurance, Inc.
6.80%, 01/24/2030 (A)	1,978,000	1,991,591
Hartford Insurance Group, Inc.
3-Month Term SOFR + 2.39%, 6.24% (F), 02/12/2067 (A)	1,116,000	1,055,987
HUB International Ltd.
7.25%, 06/15/2030 (A)	1,426,000	1,497,193
7.38%, 01/31/2032 (A)	274,000	287,578
Lincoln National Corp.
3-Month Term SOFR + 2.62%, 6.47% (F), 05/17/2066	840,000	727,178
		7,783,492
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Internet & Catalog Retail - 0.9%
ION Platform Finance U.S., Inc./ION Platform Finance SARL
8.75%, 05/01/2029 (A)	$ 1,140,000	$ 1,154,947
9.50%, 05/30/2029 (A)	1,133,000	1,147,387
		2,302,334
IT Services - 1.0%
Crowdstrike Holdings, Inc.
3.00%, 02/15/2029	793,000	760,952
NCR Voyix Corp.
5.00%, 10/01/2028 (A)	1,250,000	1,241,091
5.13%, 04/15/2029 (A)	341,000	338,600
		2,340,643
Machinery - 1.4%
Chart Industries, Inc.
7.50%, 01/01/2030 (A)	1,193,000	1,243,399
GrafTech Finance, Inc.
4.63%, 12/23/2029 (A)(B)	377,000	279,922
GrafTech Global Enterprises, Inc.
9.88%, 12/23/2029 (A)(B)	239,000	207,930
SPX Flow, Inc.
8.75%, 04/01/2030 (A)	1,658,000	1,710,487
		3,441,738
Media - 7.9%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%, 08/15/2030 (A)	378,000	355,891
4.50%, 05/01/2032	848,000	761,112
4.75%, 03/01/2030 (A)	985,000	940,723
5.00%, 02/01/2028 (A)	423,000	419,653
5.38%, 06/01/2029 (A)	461,000	455,800
5.50%, 05/01/2026 (A)	348,000	348,576
7.38%, 03/01/2031 (A)	221,000	225,528
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%, 10/23/2045	1,532,000	1,440,335
Clear Channel Outdoor Holdings, Inc.
7.13%, 02/15/2031 (A)	530,000	554,986
7.50%, 03/15/2033 (A)	185,000	195,414
7.88%, 04/01/2030 (A)	270,000	284,362
CSC Holdings LLC
4.13%, 12/01/2030 (A)	248,000	152,074
4.50%, 11/15/2031 (A)	662,000	403,820
5.00%, 11/15/2031 (A)	263,000	92,845
5.75%, 01/15/2030 (A)	2,670,000	987,178
6.50%, 02/01/2029 (A)	893,000	591,810
11.75%, 01/31/2029 (A)	600,000	445,768
Directv Financing LLC
8.88%, 02/01/2030 (A)	1,231,000	1,245,518
DISH DBS Corp.
7.75%, 07/01/2026	218,000	215,347
DISH Network Corp.
11.75%, 11/15/2027 (A)	662,000	688,996
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Gray Media, Inc.
4.75%, 10/15/2030 (A)(B)	$ 587,000	$ 455,303
5.38%, 11/15/2031 (A)	704,000	527,909
iHeartCommunications, Inc.
7.75%, 08/15/2030 (A)	1,171,118	1,024,728
9.13%, 05/01/2029 (A)(B)	440,250	424,009
LCPR Senior Secured Financing DAC
6.75%, 10/15/2027 (A)	1,578,000	1,102,943
Univision Communications, Inc.
8.00%, 08/15/2028 (A)	465,000	481,589
9.38%, 08/01/2032 (A)	454,000	487,965
Virgin Media Finance PLC
5.00%, 07/15/2030 (A)	983,000	866,620
Virgin Media Secured Finance PLC
5.50%, 05/15/2029 (A)	724,000	713,253
VZ Secured Financing BV
5.00%, 01/15/2032 (A)	2,115,000	1,913,976
7.50%, 01/15/2033 (A)(B)	547,000	554,126
		19,358,157
Metals & Mining - 3.0%
Advanced Drainage Systems, Inc.
5.00%, 09/30/2027 (A)	198,000	198,098
6.38%, 06/15/2030 (A)	238,000	243,372
Big River Steel LLC/BRS Finance Corp.
6.63%, 01/31/2029 (A)	1,475,000	1,485,700
Constellium SE
5.63%, 06/15/2028 (A)	1,301,000	1,300,813
Fortescue Treasury Pty. Ltd.
5.88%, 04/15/2030 (A)	329,000	338,330
6.13%, 04/15/2032 (A)(B)	698,000	728,352
Kaiser Aluminum Corp.
5.88%, 03/01/2034 (A)	495,000	496,553
Mineral Resources Ltd.
9.25%, 10/01/2028 (A)	99,000	103,900
Novelis Corp.
4.75%, 01/30/2030 (A)	1,125,000	1,086,750
6.38%, 08/15/2033 (A)	591,000	599,139
6.88%, 01/30/2030 (A)	714,000	741,383
		7,322,390
Mortgage Real Estate Investment Trusts - 1.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/2027 (A)	364,000	361,571
7.00%, 07/15/2031 (A)	576,000	610,706
Starwood Property Trust, Inc.
5.25%, 10/15/2028 (A)	146,000	147,061
6.00%, 04/15/2030 (A)	793,000	813,937
6.50%, 07/01/2030 (A)	388,000	404,726
		2,338,001
Oil, Gas & Consumable Fuels - 10.7%
Aethon United BR LP/Aethon United Finance Corp.
7.50%, 10/01/2029 (A)	642,000	672,608
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/2029 (A)	$ 643,000	$ 643,017
6.63%, 02/01/2032 (A)	393,000	406,788
Civitas Resources, Inc.
5.00%, 10/15/2026 (A)	364,000	362,931
8.63%, 11/01/2030 (A)	28,000	29,346
8.75%, 07/01/2031 (A)	940,000	975,157
9.63%, 06/15/2033 (A)	478,000	516,058
Comstock Resources, Inc.
5.88%, 01/15/2030 (A)	592,000	575,812
Crescent Energy Finance LLC
8.38%, 01/15/2034 (A)	573,000	569,184
EQT Corp.
6.38%, 04/01/2029	735,000	760,564
Expand Energy Corp.
4.75%, 02/01/2032	273,000	269,316
5.38%, 03/15/2030	517,000	524,025
Genesis Energy LP/Genesis Energy Finance Corp.
7.88%, 05/15/2032	154,000	160,531
8.00%, 05/15/2033	675,000	700,719
8.88%, 04/15/2030	407,000	428,295
Harvest Midstream I LP
7.50%, 05/15/2032 (A)	851,000	887,069
Hess Midstream Operations LP
5.13%, 06/15/2028 (A)	628,000	630,535
6.50%, 06/01/2029 (A)	178,000	183,821
Hilcorp Energy I LP/Hilcorp Finance Co.
7.25%, 02/15/2035 (A)	996,000	946,571
Matador Resources Co.
6.25%, 04/15/2033 (A)	558,000	558,742
6.50%, 04/15/2032 (A)	184,000	186,606
Murphy Oil Corp.
6.00%, 10/01/2032 (B)	555,000	554,433
NuStar Logistics LP
5.63%, 04/28/2027	742,000	750,031
Occidental Petroleum Corp.
6.45%, 09/15/2036	1,194,000	1,272,476
6.63%, 09/01/2030	632,000	680,388
7.15%, 05/15/2028	433,000	459,716
PBF Holding Co. LLC/PBF Finance Corp.
7.88%, 09/15/2030 (A)	657,000	632,716
Permian Resources Operating LLC
6.25%, 02/01/2033 (A)	426,000	436,976
7.00%, 01/15/2032 (A)	936,000	975,627
SM Energy Co.
6.50%, 07/15/2028 (B)	77,000	77,833
6.63%, 01/15/2027	832,000	834,435
6.75%, 09/15/2026	152,000	152,221
7.00%, 08/01/2032 (A)	657,000	645,876
Summit Midstream Holdings LLC
8.63%, 10/31/2029 (A)	285,000	295,530
Sunoco LP
4.50%, 10/01/2029 (A)	341,000	332,358
4.63%, 05/01/2030 (A)	77,000	74,804
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Sunoco LP (continued)
5.88%, 07/15/2027 (A)	$ 531,000	$ 532,329
6.25%, 07/01/2033 (A)	244,000	249,933
6.63%, 08/15/2032 (A)	24,000	24,668
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.88%, 02/01/2031	145,000	145,886
5.00%, 01/15/2028	150,000	150,037
5.50%, 03/01/2030	666,000	676,260
Venture Global LNG, Inc.
9.50%, 02/01/2029 (A)	959,000	993,981
9.88%, 02/01/2032 (A)(B)	1,090,000	1,126,049
Venture Global Plaquemines LNG LLC
6.13%, 12/15/2030 (A)	183,000	186,357
6.50%, 01/15/2034 (A)	267,000	273,472
7.50%, 05/01/2033 (A)	142,000	153,431
7.75%, 05/01/2035 (A)	227,000	248,554
Vital Energy, Inc.
9.75%, 10/15/2030 (H)	991,000	1,039,980
Western Midstream Operating LP
5.30%, 03/01/2048	1,122,000	967,427
5.45%, 04/01/2044	251,000	228,676
		26,160,155
Paper & Forest Products - 1.0%
Domtar Corp.
6.75%, 10/01/2028 (A)	928,000	780,275
Magnera Corp.
4.75%, 11/15/2029 (A)(B)	1,465,000	1,354,511
7.25%, 11/15/2031 (A)(B)	388,000	380,884
		2,515,670
Pharmaceuticals - 2.0%
1261229 BC Ltd.
10.00%, 04/15/2032 (A)	389,000	404,567
AdaptHealth LLC
4.63%, 08/01/2029 (A)(B)	66,000	63,963
5.13%, 03/01/2030 (A)	150,000	146,281
6.13%, 08/01/2028 (A)	582,000	586,353
Bausch Health Americas, Inc.
8.50%, 01/31/2027 (A)	532,000	526,698
Bausch Health Cos., Inc.
5.25%, 01/30/2030 - 02/15/2031 (A)	456,000	311,400
7.00%, 01/15/2028 (A)	161,000	145,705
11.00%, 09/30/2028 (A)(B)	586,000	607,002
CVS Health Corp.
Fixed until 09/10/2034, 6.75% (F), 12/10/2054	857,000	895,025
Fixed until 12/10/2029, 7.00% (F), 03/10/2055	565,000	592,712
Organon & Co./Organon Foreign Debt Co- Issuer BV
5.13%, 04/30/2031 (A)(B)	453,000	375,172
6.75%, 05/15/2034 (A)	359,000	322,913
		4,977,791
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Management & Development - 0.8%
Cushman & Wakefield U.S. Borrower LLC
6.75%, 05/15/2028 (A)	$ 1,603,000	$ 1,611,510
8.88%, 09/01/2031 (A)	399,000	426,170
		2,037,680
Semiconductors & Semiconductor Equipment - 0.5%
Kioxia Holdings Corp.
6.25%, 07/24/2030 (A)	636,000	654,340
6.63%, 07/24/2033 (A)	592,000	615,606
		1,269,946
Software - 0.2%
Rackspace Finance LLC
3.50%, 05/15/2028 (A)	426,685	155,740
UKG, Inc.
6.88%, 02/01/2031 (A)	362,000	371,851
		527,591
Specialized REITs - 0.7%
Iron Mountain, Inc.
4.50%, 02/15/2031 (A)	83,000	79,120
5.25%, 03/15/2028 (A)	994,000	996,241
6.25%, 01/15/2033 (A)	329,000	331,753
7.00%, 02/15/2029 (A)	346,000	355,415
		1,762,529
Textiles, Apparel & Luxury Goods - 0.8%
Under Armour, Inc.
7.25%, 07/15/2030 (A)	673,000	673,654
William Carter Co.
7.38%, 02/15/2031 (A)	1,222,000	1,263,428
		1,937,082
Total Corporate Debt Securities (Cost $226,250,665)		227,778,455
LOAN ASSIGNMENTS - 2.8%
Automobile Components - 0.2%
Clarios Global LP Term Loan B, 1-Month Term SOFR + 2.50%, 6.22% (F), 05/06/2030	430,561	431,207
Commercial Services & Supplies - 0.9%
Garda World Security Corp. Term Loan B, 1-Month Term SOFR + 3.00%, 6.75% (F), 02/01/2029	879,360	882,107
Madison IAQ LLC Term Loan, 6-Month Term SOFR + 2.50%, 6.70% (F), 06/21/2028	967,409	971,339
WW International, Inc. Takeback Term Loan, 3-Month Term SOFR + 6.80%, 10.49% (F), 06/24/2030	447,802	392,387
		2,245,833
	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging - 0.4%
Clydesdale Acquisition Holdings, Inc. Term Loan B, 1-Month Term SOFR + 3.18%, 6.89% (F), 04/13/2029	$ 850,000	$ 850,580
Hotels, Restaurants & Leisure - 0.3%
Caesars Entertainment, Inc. Term Loan B1, 1-Month Term SOFR + 2.25%, 5.97% (F), 02/06/2031	761,437	753,823
Media - 0.2%
Clear Channel Outdoor Holdings, Inc. Term Loan, 1-Month Term SOFR + 4.00%, 7.83% (F), 08/23/2028	500,000	500,312
Software - 0.8%
Rackspace Finance LLC
1st Lien Term Loan, 1-Month Term SOFR + 2.75%, 6.61% (F), 05/15/2028 (I)	1,252,409	446,842
1st Lien Term Loan, 1-Month Term SOFR + 6.25%, 10.11% (F), 05/15/2028	229,542	233,558

UKG, Inc. Term Loan B, 3-Month Term SOFR + 2.50%, 6.34% (F), 02/10/2031	1,285,172	1,285,842
		1,966,242
Total Loan Assignments (Cost $7,107,130)		6,747,997

	Shares	Value
COMMON STOCKS - 0.2%
Diversified Consumer Services - 0.0% *
WW International, Inc. (B)(E)	4,917	143,650
Oil, Gas & Consumable Fuels - 0.0%
Ultra Resources, Inc. (E)(J)(K)(L)	123	0
Software - 0.2%
Avaya Holdings Corp. (E)(J)	33,145	439,171
Total Common Stocks (Cost $399,163)		582,821
OTHER INVESTMENT COMPANY - 6.1%
Securities Lending Collateral - 6.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (M)	14,835,108	14,835,108
Total Other Investment Company (Cost $14,835,108)		14,835,108
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025

Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp.,
1.35% (M), dated 12/31/2025, to be
repurchased at $5,530,548 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $5,640,870.
$ 5,530,133	$ 5,530,133
Total Repurchase Agreement (Cost $5,530,133)	5,530,133
Total Investments (Cost $254,122,199)	255,474,514
Net Other Assets (Liabilities) - (4.5)%	(11,103,155)
Net Assets - 100.0%	$ 244,371,359
INVESTMENT VALUATION:

Valuation Inputs (N)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$227,778,455	$—	$227,778,455
Loan Assignments	—	6,747,997	—	6,747,997
Common Stocks	143,650	439,171	0	582,821
Other Investment Company	14,835,108	—	—	14,835,108
Repurchase Agreement	—	5,530,133	—	5,530,133
Total Investments	$14,978,758	$240,495,756	$0	$255,474,514
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, the total value of 144A securities is $187,216,649, representing 76.6% of the Portfolio's net assets.

(B)
All or a portion of the security is on loan. The total value of the securities on loan is $14,594,158, collateralized by cash collateral of $14,835,108 and non-cash collateral, such as U.S. government securities of $65,650. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Perpetual maturity. The date displayed is the next call date.
(D)
Security in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2025, the value of this security is $273,520, representing 0.1% of the Portfolio's net assets.

(E)	Non-income producing security.
(F)
Floating or variable rate security. The rate disclosed is as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(G)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(H)	Restricted security. At December 31, 2025, the total value of such securities held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Calpine Corp. 3.75%, 03/01/2031	12/02/2020	$531,000	$512,602	0.2%
Corporate Debt Securities	Calpine Corp. 5.00%, 02/01/2031	07/27/2020	140,000	142,184	0.1
Corporate Debt Securities	Vital Energy, Inc. 9.75%, 10/15/2030	09/18/2023 - 05/01/2025	1,001,038	1,039,980	0.4
			$1,672,038	$1,694,766	0.7%

(I)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(J)	Fair valued as determined in good faith in accordance with TAM's procedures. At December 31, 2025, the total value of the securities is $439,171, representing 0.2% of the Portfolio’s net assets.
(K)
Security is Level 3 of the fair value hierarchy and is valued based on unobservable inputs (see note 3). At December 31, 2025, the total value of the securities is $0, representing 0.0% of the Portfolio’s net assets.

(L)	Security deemed worthless.
(M)	Rate disclosed reflects the yield at December 31, 2025.
(N)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(O)	Level 3 security was not considered significant to the Portfolio.
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Investments, at value (cost $248,592,066) (including securities loaned of $14,594,158)	$249,944,381
Repurchase agreement, at value (cost $5,530,133)	5,530,133
Cash	32,417
Receivables and other assets:
Investments sold	5,548
Net income from securities lending	13,540
Interest	4,052,897
Total assets	259,578,916
Liabilities:
Cash collateral received upon return of:
Securities on loan	14,835,108
Payables and other liabilities:
Investments purchased	1,373
When-issued, delayed-delivery, forward and TBA commitments purchased	130,546
Shares of beneficial interest redeemed	19,420
Investment management fees	121,696
Distribution and service fees	25,753
Transfer agent costs	243
Trustee and CCO fees	80
Audit and tax fees	37,281
Custody fees	14,114
Legal fees	1,901
Printing and shareholder reports fees	13,020
Other accrued expenses	7,022
Total liabilities	15,207,557
Net assets	$244,371,359
Net assets consist of:
Capital stock ($0.01 par value)	$342,640
Additional paid-in capital	259,453,996
Total distributable earnings (accumulated losses)	(15,425,277)
Net assets	$244,371,359
Net assets by class:
Initial Class	$129,954,055
Service Class	114,417,304
Shares outstanding:
Initial Class	18,432,551
Service Class	15,831,462
Net asset value and offering price per share:
Initial Class	$7.05
Service Class	7.23
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Interest income	$17,277,666
Net income from securities lending	234,684
Total investment income	17,512,350
Expenses:
Investment management fees	1,367,686
Distribution and service fees:
Service Class	285,142
Transfer agent costs	2,730
Trustee and CCO fees	12,694
Audit and tax fees	40,567
Custody fees	59,071
Legal fees	22,921
Printing and shareholder reports fees	42,999
Other	21,172
Total expenses	1,854,982
Net investment income (loss)	15,657,368
Net realized gain (loss) on:
Investments	(3,291,758)
Net change in unrealized appreciation (depreciation) on:
Investments	7,136,431
Net realized and change in unrealized gain (loss)	3,844,673
Net increase (decrease) in net assets resulting from operations	$19,502,041
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$15,657,368	$16,184,501
Net realized gain (loss)	(3,291,758)	(4,568,960)
Net change in unrealized appreciation (depreciation)	7,136,431	6,213,173
Net increase (decrease) in net assets resulting from operations	19,502,041	17,828,714
Dividends and/or distributions to shareholders:
Initial Class	(8,828,250)	(7,050,701)
Service Class	(7,384,606)	(5,530,239)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(16,212,856)	(12,580,940)
Capital share transactions:
Proceeds from shares sold:
Initial Class	4,775,252	5,352,872
Service Class	5,939,383	5,493,475
	10,714,635	10,846,347
Dividends and/or distributions reinvested:
Initial Class	8,828,250	7,050,701
Service Class	7,384,606	5,530,239
	16,212,856	12,580,940
Cost of shares redeemed:
Initial Class	(26,267,368)	(11,063,104)
Service Class	(16,750,110)	(18,505,487)
	(43,017,478)	(29,568,591)
Net increase (decrease) in net assets resulting from capital share transactions	(16,089,987)	(6,141,304)
Net increase (decrease) in net assets	(12,800,802)	(893,530)
Net assets:
Beginning of year	257,172,161	258,065,691
End of year	$244,371,359	$257,172,161
Capital share transactions - shares:
Shares issued:
Initial Class	674,826	774,148
Service Class	821,855	776,312
	1,496,681	1,550,460
Shares reinvested:
Initial Class	1,281,313	1,027,799
Service Class	1,044,499	787,783
	2,325,812	1,815,582
Shares redeemed:
Initial Class	(3,726,372)	(1,597,482)
Service Class	(2,324,212)	(2,614,243)
	(6,050,584)	(4,211,725)
Net increase (decrease) in shares outstanding:
Initial Class	(1,770,233)	204,465
Service Class	(457,858)	(1,050,148)
	(2,228,091)	(845,683)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$6.98	$6.84	$6.45	$7.72	$7.65
Investment operations:
Net investment income (loss)(A)	0.46	0.45	0.40	0.37	0.36
Net realized and unrealized gain (loss)	0.12	0.05	0.30	(1.22)	0.13
Total investment operations	0.58	0.50	0.70	(0.85)	0.49
Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.36)	(0.31)	(0.42)	(0.42)
Net asset value, end of year	$7.05	$6.98	$6.84	$6.45	$7.72
Total return(B)	8.46%	7.43%	11.11%	(11.12)%	6.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$129,954	$140,918	$136,822	$66,793	$83,291
Expenses to average net assets	0.64%	0.63%	0.65%	0.62%	0.62%
Net investment income (loss) to average net assets	6.46%	6.42%	6.02%	5.35%	4.68%
Portfolio turnover rate	38%	32%	23%	16%	36%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$7.14	$6.99	$6.58	$7.87	$7.78
Investment operations:
Net investment income (loss)(A)	0.45	0.44	0.39	0.36	0.35
Net realized and unrealized gain (loss)	0.13	0.05	0.31	(1.25)	0.14
Total investment operations	0.58	0.49	0.70	(0.89)	0.49
Dividends and/or distributions to shareholders:
Net investment income	(0.49)	(0.34)	(0.29)	(0.40)	(0.40)
Net asset value, end of year	$7.23	$7.14	$6.99	$6.58	$7.87
Total return(B)	8.27%	7.15%	10.87%	(11.45)%	6.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$114,417	$116,254	$121,244	$119,435	$160,658
Expenses to average net assets	0.89%	0.88%	0.90%	0.87%	0.87%
Net investment income (loss) to average net assets	6.21%	6.17%	5.74%	5.09%	4.42%
Portfolio turnover rate	38%	32%	23%	16%	36%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. SECURITIES AND OTHER INVESTMENTS
Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
The Portfolio held no unfunded loan participations at December 31, 2025. Open funded loan participations and assignments at December 31, 2025, if any, are included within the Schedule of Investments.
Payment in-kind ("PIK") securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.
PIKs held at December 31, 2025, if any, are identified within the Schedule of Investments.
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2025, if any, are identified within the Schedule of Investments.
Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at December 31, 2025, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$23,877	$—	$—	$—	$23,877
Corporate Debt Securities	14,811,231	—	—	—	14,811,231
Total Securities Lending Transactions	$14,835,108	$—	$—	$—	$14,835,108
Total Borrowings	$14,835,108	$—	$—	$—	$14,835,108
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Portfolio.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.
Distressed or defaulted securities risk: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative with respect to the issuers’ continuing ability to make principal and interest payments. The Portfolio may incur costs to protect its investment, and the Portfolio could lose its entire investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Portfolio invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Portfolio had not fair-valued securities or had used a different valuation methodology. The Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544
Over $2 billion	0.520
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.70%	May 1, 2026
Service Class	0.95	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$90,752,131	$—	$116,411,180	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds and premium amortization accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$254,281,155	$6,301,866	$(5,108,507)	$1,193,359
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$—	$32,324,134
During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$16,212,856	$—	$—	$—	$12,580,940	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$15,716,596	$—	$—	$(32,324,134)	$—	$(11,098)	$1,193,359
10. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
10. OPERATING SEGMENTS (continued)
information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Aegon High Yield Bond VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Aegon High Yield Bond VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon High Yield Bond VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Aegon Sustainable Equity Income VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
COMMON STOCKS - 99.4%
Banks - 8.0%
Bank of America Corp.	313,005	$ 17,215,275
Citizens Financial Group, Inc.	205,709	12,015,463
U.S. Bancorp	165,705	8,842,019
		38,072,757
Biotechnology - 3.6%
Gilead Sciences, Inc.	139,826	17,162,243
Capital Markets - 8.7%
CME Group, Inc.	56,736	15,493,467
Moody's Corp.	16,101	8,225,196
Morgan Stanley	99,229	17,616,124
		41,334,787
Chemicals - 2.2%
Linde PLC	24,613	10,494,737
Commercial Services & Supplies - 2.0%
Republic Services, Inc.	44,969	9,530,280
Communications Equipment - 4.5%
Cisco Systems, Inc.	278,857	21,480,355
Consumer Staples Distribution & Retail - 1.3%
Costco Wholesale Corp.	6,979	6,018,271
Containers & Packaging - 1.5%
Packaging Corp. of America	34,391	7,092,456
Electrical Equipment - 2.3%
Schneider Electric SE, ADR	197,318	10,839,566
Ground Transportation - 1.1%
Union Pacific Corp.	23,196	5,365,699
Health Care Equipment & Supplies - 3.8%
Medtronic PLC	100,563	9,660,082
Stryker Corp.	23,339	8,202,958
		17,863,040
Health Care Providers & Services - 1.8%
Quest Diagnostics, Inc.	49,444	8,580,017
Household Durables - 1.2%
D.R. Horton, Inc.	40,445	5,825,293
Household Products - 3.6%
Colgate-Palmolive Co.	126,942	10,030,957
Kimberly-Clark Corp.	68,026	6,863,143
		16,894,100
Industrial REITs - 1.3%
Prologis, Inc.	48,620	6,206,829
Insurance - 6.7%
Cincinnati Financial Corp.	65,031	10,620,863
MetLife, Inc.	187,717	14,818,380
Progressive Corp.	27,596	6,284,161
		31,723,404
	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 3.9%
Alphabet, Inc., Class A	59,869	$ 18,738,997
Life Sciences Tools & Services - 1.5%
Danaher Corp.	31,733	7,264,318
Machinery - 3.9%
IDEX Corp.	43,336	7,711,208
Xylem, Inc.	78,529	10,694,079
		18,405,287
Media - 1.1%
Omnicom Group, Inc.	64,403	5,200,542
Metals & Mining - 2.8%
Steel Dynamics, Inc.	79,441	13,461,277
Oil, Gas & Consumable Fuels - 1.3%
ONEOK, Inc.	81,645	6,000,908
Pharmaceuticals - 3.6%
Bristol-Myers Squibb Co.	144,381	7,787,911
Merck & Co., Inc.	87,750	9,236,565
		17,024,476
Professional Services - 2.3%
Automatic Data Processing, Inc.	41,743	10,737,552
Semiconductors & Semiconductor Equipment - 10.8%
Broadcom, Inc.	37,582	13,007,130
KLA Corp.	5,486	6,665,929
Micron Technology, Inc.	25,917	7,396,971
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	59,440	18,063,222
Texas Instruments, Inc.	35,629	6,181,275
		51,314,527
Software - 3.0%
Microsoft Corp.	29,968	14,493,124
Specialized REITs - 2.6%
American Tower Corp.	35,546	6,240,811
Digital Realty Trust, Inc.	39,359	6,089,231
		12,330,042
Specialty Retail - 2.4%
Home Depot, Inc.	33,576	11,553,502
Trading Companies & Distributors - 5.4%
United Rentals, Inc.	12,920	10,456,415
Watsco, Inc.	14,838	4,999,664
WESCO International, Inc.	40,855	9,994,767
		25,450,846
Water Utilities - 1.2%
Essential Utilities, Inc.	144,690	5,550,308
Total Common Stocks (Cost $359,771,076)		472,009,540
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025

Principal	Value
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp.,
1.35% (A), dated 12/31/2025, to be
repurchased at $2,578,344 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $2,629,906.
$ 2,578,151	$ 2,578,151
Total Repurchase Agreement (Cost $2,578,151)	2,578,151
Total Investments (Cost $362,349,227)	474,587,691
Net Other Assets (Liabilities) - 0.1%	499,271
Net Assets - 100.0%	$ 475,086,962
INVESTMENT VALUATION:

Valuation Inputs (B)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$472,009,540	$—	$—	$472,009,540
Repurchase Agreement	—	2,578,151	—	2,578,151
Total Investments	$472,009,540	$2,578,151	$—	$474,587,691
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Rate disclosed reflects the yield at December 31, 2025.
(B)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Investments, at value (cost $359,771,076)	$472,009,540
Repurchase agreement, at value (cost $2,578,151)	2,578,151
Receivables and other assets:
Shares of beneficial interest sold	187,416
Dividends	765,252
Interest	96
Total assets	475,540,455
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	55,425
Investment management fees	286,847
Distribution and service fees	36,514
Transfer agent costs	479
Trustee and CCO fees	157
Audit and tax fees	19,602
Custody fees	7,087
Legal fees	3,654
Printing and shareholder reports fees	34,033
Other accrued expenses	9,695
Total liabilities	453,493
Net assets	$475,086,962
Net assets consist of:
Capital stock ($0.01 par value)	$209,471
Additional paid-in capital	336,545,265
Total distributable earnings (accumulated losses)	138,332,226
Net assets	$475,086,962
Net assets by class:
Initial Class	$315,064,247
Service Class	160,022,715
Shares outstanding:
Initial Class	13,905,107
Service Class	7,042,007
Net asset value and offering price per share:
Initial Class	$22.66
Service Class	22.72
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income	$10,672,496
Interest income	49,706
Net income from securities lending	6,797
Withholding taxes on foreign income	(103,986)
Total investment income	10,625,013
Expenses:
Investment management fees	3,171,032
Distribution and service fees:
Service Class	405,574
Transfer agent costs	5,288
Trustee and CCO fees	24,651
Audit and tax fees	24,395
Custody fees	28,509
Legal fees	44,422
Printing and shareholder reports fees	120,390
Other	37,552
Total expenses	3,861,813
Net investment income (loss)	6,763,200
Net realized gain (loss) on:
Investments	19,590,798
Foreign currency transactions	(1,222)
Net realized gain (loss)	19,589,576
Net change in unrealized appreciation (depreciation) on:
Investments	24,064,106
Translation of assets and liabilities denominated in foreign currencies	1,430
Net change in unrealized appreciation (depreciation)	24,065,536
Net realized and change in unrealized gain (loss)	43,655,112
Net increase (decrease) in net assets resulting from operations	$50,418,312
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$6,763,200	$7,541,512
Net realized gain (loss)	19,589,576	35,419,292
Net change in unrealized appreciation (depreciation)	24,065,536	33,083,812
Net increase (decrease) in net assets resulting from operations	50,418,312	76,044,616
Dividends and/or distributions to shareholders:
Initial Class	(8,439,073)	(6,655,257)
Service Class	(3,909,866)	(3,066,788)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,348,939)	(9,722,045)
Capital share transactions:
Proceeds from shares sold:
Initial Class	5,350,579	4,222,219
Service Class	6,331,870	4,067,106
	11,682,449	8,289,325
Dividends and/or distributions reinvested:
Initial Class	8,439,073	6,655,257
Service Class	3,909,866	3,066,788
	12,348,939	9,722,045
Cost of shares redeemed:
Initial Class	(43,795,208)	(39,393,278)
Service Class	(27,977,428)	(31,145,698)
	(71,772,636)	(70,538,976)
Net increase (decrease) in net assets resulting from capital share transactions	(47,741,248)	(52,527,606)
Net increase (decrease) in net assets	(9,671,875)	13,794,965
Net assets:
Beginning of year	484,758,837	470,963,872
End of year	$475,086,962	$484,758,837
Capital share transactions - shares:
Shares issued:
Initial Class	244,965	213,974
Service Class	290,347	198,585
	535,312	412,559
Shares reinvested:
Initial Class	382,898	321,355
Service Class	176,757	147,584
	559,655	468,939
Shares redeemed:
Initial Class	(2,016,944)	(1,951,711)
Service Class	(1,283,807)	(1,538,855)
	(3,300,751)	(3,490,566)
Net increase (decrease) in shares outstanding:
Initial Class	(1,389,081)	(1,416,382)
Service Class	(816,703)	(1,192,686)
	(2,205,784)	(2,609,068)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$20.92	$18.26	$17.57	$21.11	$17.60
Investment operations:
Net investment income (loss)(A)	0.33	0.33	0.36	0.34	0.34
Net realized and unrealized gain (loss)	2.01	2.76	0.72	(2.80)	3.60
Total investment operations	2.34	3.09	1.08	(2.46)	3.94
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.43)	(0.39)	(0.41)	(0.43)
Net realized gains	(0.22)	—	—	(0.67)	—
Total dividends and/or distributions to shareholders	(0.60)	(0.43)	(0.39)	(1.08)	(0.43)
Net asset value, end of year	$22.66	$20.92	$18.26	$17.57	$21.11
Total return(B)	11.26%	16.93%	6.28%	(11.63)%	22.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$315,064	$319,923	$305,197	$365,350	$448,361
Expenses to average net assets	0.72%	0.72%	0.73%	0.69%	0.69%
Net investment income (loss) to average net assets	1.50%	1.62%	2.07%	1.86%	1.70%
Portfolio turnover rate	17%	23%	11%	22%	23%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$20.97	$18.31	$17.61	$21.14	$17.63
Investment operations:
Net investment income (loss)(A)	0.27	0.28	0.32	0.30	0.29
Net realized and unrealized gain (loss)	2.02	2.76	0.72	(2.81)	3.60
Total investment operations	2.29	3.04	1.04	(2.51)	3.89
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.38)	(0.34)	(0.35)	(0.38)
Net realized gains	(0.22)	—	—	(0.67)	—
Total dividends and/or distributions to shareholders	(0.54)	(0.38)	(0.34)	(1.02)	(0.38)
Net asset value, end of year	$22.72	$20.97	$18.31	$17.61	$21.14
Total return(B)	10.99%	16.60%	6.00%	(11.84)%	22.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$160,023	$164,836	$165,767	$178,192	$235,078
Expenses to average net assets	0.97%	0.97%	0.98%	0.94%	0.94%
Net investment income (loss) to average net assets	1.25%	1.37%	1.83%	1.61%	1.45%
Portfolio turnover rate	17%	23%	11%	22%	23%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Sustainable Equity Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2025, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2025, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Dividend paying stock risk: There can be no assurance that the issuers of the stocks held by the Portfolio will pay dividends in the future or that, if dividends are paid, they will not decrease. The Portfolio’s emphasis on dividend paying stocks could cause the Portfolio’s share price and total return to fluctuate more than, or cause the Portfolio to underperform, similar Portfolios that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks tend to go through cycles of over- or under-performing the stock market in general.
Sustainability investing risk: Applying sustainability criteria to the sub-adviser’s investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forgo some investment opportunities available to funds that do not apply sustainability investing principles or that apply different sustainability criteria. Applying sustainability criteria may impact the Portfolio’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Portfolio’s investment performance. The relevance and weightings of sustainability criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting the sub-adviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. The Portfolio’s
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principles or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability characteristics of a company. The sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. The Portfolio’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on the Portfolio’s ability to invest in accordance with its sustainability strategy.
Focused investing risk: To the extent the Portfolio invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
With respect to the Portfolio TAM has entered into a sub-advisory agreement with Aegon Asset Management UK plc (“AAM UK”), a wholly-owned subsidiary of Aegon Ltd. AAM UK provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. (“TFS”) is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, AAM UK, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, AAM UK, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.663%
Over $500 million up to $1 billion	0.580
Over $1 billion up to $1.5 billion	0.550
Over $1.5 billion	0.530
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.73%	May 1, 2026
Service Class	0.98	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$81,301,936	$—	$136,577,593	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$362,899,711	$130,061,474	$(18,373,494)	$111,687,980
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$7,705,400	$—	$4,643,539	$—	$9,722,045	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$6,666,428	$—	$19,977,818	$—	$—	$—	$111,687,980
10. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Aegon Sustainable Equity Income VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Sustainable Equity Income VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $4,643,539 for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon Sustainable Equity Income VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Aegon U.S. Government Securities VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 49.4%
U.S. Treasury - 46.8%
U.S. Treasury Bonds
1.13%, 05/15/2040	$ 1,861,800	$ 1,181,298
1.38%, 08/15/2050	1,000,000	491,680
1.88%, 02/15/2051	1,126,600	629,576
2.00%, 02/15/2050	1,745,800	1,023,339
2.25%, 02/15/2052	650,900	394,913
2.38%, 02/15/2042 - 11/15/2049	3,508,700	2,441,608
2.50%, 02/15/2045 - 05/15/2046	1,692,200	1,187,345
2.88%, 05/15/2043 - 05/15/2052	2,718,200	1,975,456
3.00%, 11/15/2045 - 02/15/2048	2,252,000	1,690,514
3.38%, 11/15/2048	958,000	757,980
3.63%, 08/15/2043	588,000	507,563
4.13%, 08/15/2053	392,200	347,189
4.25%, 08/15/2054	151,500	136,977
4.38%, 08/15/2043	744,600	711,238
4.50%, 02/15/2044 - 11/15/2054	1,311,500	1,260,975
4.63%, 05/15/2044 - 11/15/2055	1,433,000	1,387,967
4.75%, 02/15/2045 - 08/15/2055	4,654,700	4,583,260
4.88%, 08/15/2045	480,000	484,650
5.00%, 05/15/2045	1,318,800	1,353,831
U.S. Treasury Notes
0.63%, 12/31/2027	1,226,000	1,158,953
1.25%, 11/30/2026	978,600	958,563
1.75%, 01/31/2029	1,828,900	1,732,883
1.88%, 02/28/2027 - 02/15/2032	2,620,000	2,430,154
2.38%, 03/31/2029	1,573,600	1,516,065
2.50%, 03/31/2027	751,000	741,701
2.63%, 05/31/2027	2,802,000	2,768,507
2.88%, 05/15/2032	2,199,000	2,073,416
3.13%, 08/31/2027	3,115,000	3,097,113
3.25%, 06/30/2027 - 06/30/2029	3,943,000	3,913,556
3.38%, 09/15/2027	1,821,000	1,817,657
3.50%, 09/30/2026 - 01/31/2028	3,768,600	3,768,443
3.63%, 08/31/2029 - 09/30/2031	1,935,000	1,925,380
3.75%, 11/30/2032	461,000	455,670
3.88%, 10/15/2027 - 04/30/2030	8,073,200	8,133,870
4.00%, 12/15/2027 (A)	2,397,000	2,420,221
4.00%, 06/30/2028 - 11/15/2035	5,590,000	5,637,146
4.13%, 01/31/2027 - 11/15/2032	11,272,000	11,414,154
4.25%, 02/15/2028 - 08/15/2035	2,456,900	2,490,480
4.50%, 12/31/2031	758,000	784,412
4.63%, 09/30/2028 - 05/31/2031	3,638,000	3,765,846
		85,551,549
U.S. Treasury Inflation-Protected Securities - 2.6%
U.S. Treasury Inflation-Protected Indexed Bonds
1.50%, 02/15/2053	2,393,209	1,865,308
U.S. Treasury Inflation-Protected Indexed Notes
1.75%, 01/15/2034	2,946,611	2,929,715
		4,795,023
Total U.S. Government Obligations (Cost $92,226,410)		90,346,572
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 40.5%
Federal Farm Credit Banks Funding Corp.
2.04%, 09/24/2029	$ 10,000,000	$ 9,433,533
4.25%, 02/24/2028	5,000,000	5,075,442
Federal Home Loan Banks
4.75%, 12/10/2032	5,000,000	5,219,971
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.71% (B), 09/25/2032	4,000,000	3,865,982
Federal National Mortgage Association
0.88%, 08/05/2030 (A)	8,300,000	7,322,976
1.90%, 01/25/2036	5,000,000	3,908,121
Government National Mortgage Association
4.63% (B), 07/20/2061	7,203	7,124
4.70% (B), 10/20/2061 - 06/20/2062	49,522	49,570
Resolution Funding Corp., Principal Only STRIPS
04/15/2030	5,000,000	4,232,713
SLM Student Loan Trust
3-Month SOFR Average + 0.43%,
4.74% (B), 01/25/2041	1,788,636	1,745,885
Tennessee Valley Authority
4.38%, 08/01/2034 (A)	5,000,000	5,045,885
4.88%, 05/15/2035 - 01/15/2048	10,000,000	9,923,319
5.25%, 02/01/2055	6,000,000	5,936,285
Uniform Mortgage-Backed Security, TBA
3.50%, 01/01/2040 (C)	7,602,000	7,389,410
4.00%, 01/01/2040 (C)	4,991,000	4,925,289
Total U.S. Government Agency Obligations (Cost $75,490,399)		74,081,505
CORPORATE DEBT SECURITIES - 4.3%
Automobiles - 0.6%
Hyundai Capital America
4.90%, 06/23/2028 (D)	675,000	685,552
Volkswagen Group of America Finance LLC
4.45%, 09/11/2027 (D)	450,000	451,300
		1,136,852
Banks - 0.6%
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (B), 02/13/2031	713,000	664,113
Morgan Stanley
Fixed until 01/18/2034, 5.47% (B), 01/18/2035	414,000	430,343
		1,094,456
Electric Utilities - 0.2%
NextEra Energy Capital Holdings, Inc.
4.69%, 09/01/2027	461,000	466,478
Food Products - 0.5%
Cargill, Inc.
5.13%, 10/11/2032 (D)	511,000	530,620
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Philip Morris International, Inc.
4.63%, 10/29/2035	$ 437,000	$ 427,509
		958,129
Health Care Providers & Services - 0.6%
Cigna Group
5.25%, 01/15/2036	487,000	495,769
Health Care Service Corp. A Mutual Legal Reserve Co.
5.45%, 06/15/2034 (D)	601,000	615,288
		1,111,057
Internet & Catalog Retail - 0.3%
Alphabet, Inc.
5.30%, 05/15/2065	500,000	470,242
Metals & Mining - 0.3%
Steel Dynamics, Inc.
4.00%, 12/15/2028	475,000	474,454
Paper & Forest Products - 0.3%
Georgia-Pacific LLC
4.40%, 06/30/2028 (D)	484,000	489,739
Pharmaceuticals - 0.4%
AbbVie, Inc.
5.05%, 03/15/2034	281,000	288,780
Takeda U.S. Financing, Inc.
5.20%, 07/07/2035	500,000	509,264
		798,044
Semiconductors & Semiconductor Equipment - 0.3%
Foundry JV Holdco LLC
6.15%, 01/25/2032 (D)	450,000	476,860
Software - 0.2%
Roper Technologies, Inc.
4.25%, 09/15/2028	362,000	363,284
Total Corporate Debt Securities (Cost $7,751,418)		7,839,595
ASSET-BACKED SECURITIES - 1.2%
Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 09/15/2028	1,000,000	1,009,411
Toyota Auto Loan Extended Note Trust
Series 2021-1A, Class A, 1.07%, 02/27/2034 (D)	1,200,000	1,194,748
Total Asset-Backed Securities (Cost $2,174,226)		2,204,159
	Principal	Value
MORTGAGE-BACKED SECURITY - 0.0% *
COMM Mortgage Trust
Series 2012-CR4, Class A3, 2.85%, 10/15/2045	$ 84,389	$ 82,642
Total Mortgage-Backed Security (Cost $82,692)		82,642

	Shares	Value
OTHER INVESTMENT COMPANY - 7.9%
Securities Lending Collateral - 7.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (E)	14,457,736	14,457,736
Total Other Investment Company (Cost $14,457,736)		14,457,736

	Principal	Value
REPURCHASE AGREEMENTS - 10.5%
Fixed Income Clearing Corp., 1.35% (E), dated 12/31/2025, to be repurchased at $191,345 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $195,214.	$ 191,331	191,331
Nomura Securities International, Inc., 3.81% (E), dated 12/31/2025, to be repurchased at $19,104,043 on 01/02/2026. Collateralized by U.S. Government Agency Obligations, 5.00% - 6.50%, due 08/01/2052 - 11/15/2060, and with a value of $19,397,509.	19,100,000	19,100,000
Total Repurchase Agreements (Cost $19,291,331)		19,291,331
Total Investments (Cost $211,474,212)		208,303,540
Net Other Assets (Liabilities) - (13.8)%		(25,238,456)
Net Assets - 100.0%		$ 183,065,084
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	22	03/31/2026	$4,595,298	$4,593,359	$—	$(1,939)
5-Year U.S. Treasury Notes	55	03/31/2026	6,034,253	6,011,758	—	(22,495)
Total					$—	$(24,434)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Notes	(23)	03/20/2026	$(2,659,961)	$(2,645,359)	$14,602	$—
U.S. Treasury Ultra Bonds	(42)	03/20/2026	(5,050,325)	(4,956,000)	94,325	—
Total					$108,927	$—
Total Futures Contracts					$108,927	$(24,434)
INVESTMENT VALUATION:

Valuation Inputs (F)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Obligations	$—	$90,346,572	$—	$90,346,572
U.S. Government Agency Obligations	—	74,081,505	—	74,081,505
Corporate Debt Securities	—	7,839,595	—	7,839,595
Asset-Backed Securities	—	2,204,159	—	2,204,159
Mortgage-Backed Security	—	82,642	—	82,642
Other Investment Company	14,457,736	—	—	14,457,736
Repurchase Agreements	—	19,291,331	—	19,291,331
Total Investments	$14,457,736	$193,845,804	$—	$208,303,540
Other Financial Instruments
Futures Contracts (G)	$108,927	$—	$—	$108,927
Total Other Financial Instruments	$108,927	$—	$—	$108,927
LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(24,434)	$—	$—	$(24,434)
Total Other Financial Instruments	$(24,434)	$—	$—	$(24,434)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $14,171,177, collateralized by cash collateral of $14,457,736. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)
Floating or variable rate security. The rate disclosed is as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(D)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, the total value of 144A securities is $4,444,107, representing 2.4% of the
Portfolio's net assets.

(E)	Rate disclosed reflects the yield at December 31, 2025.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(F)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(G)	Derivative instruments are valued at unrealized appreciation (depreciation).
PORTFOLIO ABBREVIATION(S):
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Investments, at value (cost $192,182,881) (including securities loaned of $14,171,177)	$189,012,209
Repurchase agreement, at value (cost $19,291,331)	19,291,331
Cash collateral pledged at broker for:
Futures contracts	233,236
Receivables and other assets:
Net income from securities lending	4,887
Shares of beneficial interest sold	15,798
Interest	1,475,063
Total assets	210,032,524
Liabilities:
Cash collateral received upon return of:
Securities on loan	14,457,736
Payables and other liabilities:
Investments purchased	157
When-issued, delayed-delivery, forward and TBA commitments purchased	12,284,387
Shares of beneficial interest redeemed	37,640
Due to custodian	4,296
Investment management fees	77,199
Distribution and service fees	29,326
Transfer agent costs	188
Trustee and CCO fees	61
Audit and tax fees	31,930
Custody fees	7,674
Legal fees	1,727
Printing and shareholder reports fees	11,669
Other accrued expenses	7,332
Variation margin payable on futures contracts	16,118
Total liabilities	26,967,440
Net assets	$183,065,084
Net assets consist of:
Capital stock ($0.01 par value)	$197,981
Additional paid-in capital	221,805,650
Total distributable earnings (accumulated losses)	(38,938,547)
Net assets	$183,065,084
Net assets by class:
Initial Class	$54,882,543
Service Class	128,182,541
Shares outstanding:
Initial Class	6,118,581
Service Class	13,679,482
Net asset value and offering price per share:
Initial Class	$8.97
Service Class	9.37
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Interest income	$8,155,072
Net income from securities lending	39,454
Total investment income	8,194,526
Expenses:
Investment management fees	1,085,414
Distribution and service fees:
Service Class	385,616
Transfer agent costs	2,299
Trustee and CCO fees	10,627
Audit and tax fees	33,816
Custody fees	31,833
Legal fees	19,208
Printing and shareholder reports fees	38,423
Other	22,061
Total expenses before waiver and/or reimbursement and recapture	1,629,297
Expenses waived and/or reimbursed:
Initial Class	(16,884)
Service Class	(44,322)
Recapture of previously waived and/or reimbursed fees:
Initial Class	18
Net expenses	1,568,109
Net investment income (loss)	6,626,417
Net realized gain (loss) on:
Investments	(5,754,206)
Futures contracts	63,395
Net realized gain (loss)	(5,690,811)
Net change in unrealized appreciation (depreciation) on:
Investments	10,078,608
Futures contracts	482,143
Net change in unrealized appreciation (depreciation)	10,560,751
Net realized and change in unrealized gain (loss)	4,869,940
Net increase (decrease) in net assets resulting from operations	$11,496,357
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$6,626,417	$7,153,814
Net realized gain (loss)	(5,690,811)	(10,980,255)
Net change in unrealized appreciation (depreciation)	10,560,751	4,331,479
Net increase (decrease) in net assets resulting from operations	11,496,357	505,038
Dividends and/or distributions to shareholders:
Initial Class	(2,192,100)	(2,162,451)
Service Class	(4,977,605)	(6,108,387)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(7,169,705)	(8,270,838)
Capital share transactions:
Proceeds from shares sold:
Initial Class	4,797,965	9,786,035
Service Class	50,290,819	23,826,968
	55,088,784	33,613,003
Dividends and/or distributions reinvested:
Initial Class	2,192,100	2,162,451
Service Class	4,977,605	6,108,387
	7,169,705	8,270,838
Cost of shares redeemed:
Initial Class	(10,952,299)	(13,792,283)
Service Class	(97,115,959)	(106,468,741)
	(108,068,258)	(120,261,024)
Net increase (decrease) in net assets resulting from capital share transactions	(45,809,769)	(78,377,183)
Net increase (decrease) in net assets	(41,483,117)	(86,142,983)
Net assets:
Beginning of year	224,548,201	310,691,184
End of year	$183,065,084	$224,548,201
Capital share transactions - shares:
Shares issued:
Initial Class	534,836	1,081,926
Service Class	5,341,004	2,514,747
	5,875,840	3,596,673
Shares reinvested:
Initial Class	247,975	239,209
Service Class	538,702	648,449
	786,677	887,658
Shares redeemed:
Initial Class	(1,219,559)	(1,535,384)
Service Class	(10,347,274)	(11,300,433)
	(11,566,833)	(12,835,817)
Net increase (decrease) in shares outstanding:
Initial Class	(436,748)	(214,249)
Service Class	(4,467,568)	(8,137,237)
	(4,904,316)	(8,351,486)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$8.82	$9.12	$8.93	$10.38	$11.69
Investment operations:
Net investment income (loss)(A)	0.30	0.26	0.22	0.15	0.12
Net realized and unrealized gain (loss)	0.21	(0.22)	0.13	(1.50)	(0.39)
Total investment operations	0.51	0.04	0.35	(1.35)	(0.27)
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.34)	(0.16)	(0.10)	(0.25)
Net realized gains	—	—	—	—	(0.79)
Total dividends and/or distributions to shareholders	(0.36)	(0.34)	(0.16)	(0.10)	(1.04)
Net asset value, end of year	$8.97	$8.82	$9.12	$8.93	$10.38
Total return(B)	5.85%	0.33%	4.00%	(13.03)%	(2.39)%
Ratio and supplemental data:
Net assets end of year (000’s)	$54,883	$57,816	$61,715	$63,432	$81,905
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.59%	0.58%	0.61%	0.59%	0.60%
Including waiver and/or reimbursement and recapture	0.56%	0.56%	0.60%	0.59%	0.60%
Net investment income (loss) to average net assets	3.33%	2.89%	2.43%	1.56%	1.06%
Portfolio turnover rate(C)	78%	44%	18%	9%	29%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 145%, 122%, 91%, 257% and 324%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$9.19	$9.47	$9.27	$10.78	$12.07
Investment operations:
Net investment income (loss)(A)	0.29	0.25	0.20	0.13	0.09
Net realized and unrealized gain (loss)	0.22	(0.23)	0.14	(1.56)	(0.39)
Total investment operations	0.51	0.02	0.34	(1.43)	(0.30)
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.30)	(0.14)	(0.08)	(0.20)
Net realized gains	—	—	—	—	(0.79)
Total dividends and/or distributions to shareholders	(0.33)	(0.30)	(0.14)	(0.08)	(0.99)
Net asset value, end of year	$9.37	$9.19	$9.47	$9.27	$10.78
Total return(B)	5.56%	0.16%	3.69%	(13.30)%	(2.53)%
Ratio and supplemental data:
Net assets end of year (000’s)	$128,182	$166,732	$248,976	$313,902	$225,327
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.83%	0.86%	0.84%	0.85%
Including waiver and/or reimbursement and recapture	0.81%	0.81%	0.85%	0.84%	0.85%
Net investment income (loss) to average net assets	3.08%	2.63%	2.18%	1.37%	0.81%
Portfolio turnover rate(C)	78%	44%	18%	9%	29%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 145%, 122%, 91%, 257% and 324%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.
Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at December 31, 2025, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$14,457,736	$—	$—	$—	$14,457,736
Total Borrowings	$14,457,736	$—	$—	$—	$14,457,736
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at December 31, 2025, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2025.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$108,927	$—	$—	$—	$—	$108,927
Total	$108,927	$—	$—	$—	$—	$108,927

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$(24,434)	$—	$—	$—	$—	$(24,434)
Total	$(24,434)	$—	$—	$—	$—	$(24,434)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2025.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$63,395	$—	$—	$—	$—	$63,395
Total	$63,395	$—	$—	$—	$—	$63,395

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$482,143	$—	$—	$—	$—	$482,143
Total	$482,143	$—	$—	$—	$—	$482,143
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2025.
Futures contracts:
Average notional value of contracts — long	$21,249,673
Average notional value of contracts — short	(4,160,151)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. RISK FACTORS (continued)
or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
U.S. government securities risk: U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Portfolio. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. RISK FACTORS (continued)
assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
To Be Announced (TBA) transactions risk: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the Portfolio may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the security, exposing the Portfolio to further losses.
Dollar rolls risk: The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfolio sells securities becomes insolvent, the Portfolio’s ability to purchase or repurchase securities may be restricted.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. (“TFS”) is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, AUIM, TFS, and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.515%
Over $250 million up to $500 million	0.510
Over $500 million up to $1 billion	0.480
Over $1 billion	0.470
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.56%	May 1, 2026
Service Class	0.81	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the 36-month period ended December 31, 2025, the balances available for recapture by TAM for the Portfolio are as follows:
	Amounts Available
	2023	2024	2025	Total
Initial Class	$2,830	$12,013	$16,884	$31,727
Service Class	13,723	39,964	44,322	98,009
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$15,124,621	$132,965,003	$12,650,995	$182,874,698
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$212,382,832	$1,495,169	$(5,574,461)	$(4,079,292)
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$21,008,676	$20,105,298
During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$7,169,705	$—	$—	$—	$8,270,838	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$6,624,592	$—	$—	$(41,113,974)	$—	$(369,873)	$(4,079,292)
11. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
11. OPERATING SEGMENTS (continued)
allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Aegon U.S. Government Securities VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Aegon U.S. Government Securities VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica American Funds Managed Risk VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
INVESTMENT COMPANY - 96.9%
U.S. Mixed Allocation Fund - 96.9%
American Funds Insurance Series - Asset Allocation Fund	28,422,539	$ 781,904,056
Total Investment Company (Cost $674,780,563)		781,904,056

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
Fixed Income Clearing Corp., 1.35% (A), dated 12/31/2025, to be repurchased at $14,088,716 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $14,369,471.	$ 14,087,660	14,087,660
Total Repurchase Agreement (Cost $14,087,660)		14,087,660
Total Investments (Cost $688,868,223)		795,991,716
Net Other Assets (Liabilities) - 1.3%		10,848,494
Net Assets - 100.0%		$ 806,840,210
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
EUR Currency	4	03/16/2026	$589,400	$589,000	$—	$(400)
EURO STOXX 50® Index	9	03/20/2026	611,141	617,791	6,650	—
MSCI Emerging Markets Index	27	03/20/2026	1,894,405	1,905,390	10,985	—
S&P 500® E-Mini Index	96	03/20/2026	33,294,915	33,084,000	—	(210,915)
S&P Midcap 400® E-Mini Index	13	03/20/2026	4,385,147	4,322,760	—	(62,387)
Total Futures Contracts					$17,635	$(273,702)
INVESTMENT VALUATION:

Valuation Inputs (B)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$781,904,056	$—	$—	$781,904,056
Repurchase Agreement	—	14,087,660	—	14,087,660
Total Investments	$781,904,056	$14,087,660	$—	$795,991,716
Other Financial Instruments
Futures Contracts (C)	$17,635	$—	$—	$17,635
Total Other Financial Instruments	$17,635	$—	$—	$17,635
LIABILITIES
Other Financial Instruments
Futures Contracts (C)	$(273,702)	$—	$—	$(273,702)
Total Other Financial Instruments	$(273,702)	$—	$—	$(273,702)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Rate disclosed reflects the yield at December 31, 2025.
(B)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(C)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
EUR	Euro
PORTFOLIO ABBREVIATION(S):
STOXX	Deutsche Börse Group & SIX Group Index
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $674,780,563)	$781,904,056
Repurchase agreement, at value (cost $14,087,660)	14,087,660
Cash	9,610,981
Cash collateral pledged at broker for:
Futures contracts	2,516,852
Receivables and other assets:
Shares of beneficial interest sold	30,757
Interest	528
Total assets	808,150,834
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	232,058
Investment management fees	389,613
Distribution and service fees	183,780
Transfer agent costs	825
Trustee and CCO fees	270
Audit and tax fees	20,199
Custody fees	6,567
Legal fees	6,427
Printing and shareholder reports fees	154,453
Other accrued expenses	10,544
Variation margin payable on futures contracts	305,888
Total liabilities	1,310,624
Net assets	$806,840,210
Net assets consist of:
Capital stock ($0.01 par value)	$654,228
Additional paid-in capital	633,026,908
Total distributable earnings (accumulated losses)	173,159,074
Net assets	$806,840,210
Shares outstanding	65,422,786
Net asset value and offering price per share	$12.33
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$21,941,404
Interest income from unaffiliated investments	505,381
Total investment income	22,446,785
Expenses:
Investment management fees	4,407,343
Distribution and service fees	2,078,935
Transfer agent costs	9,195
Trustee and CCO fees	42,630
Audit and tax fees	26,373
Custody fees	50,909
Legal fees	78,236
Other	47,306
Total expenses	6,740,927
Net investment income (loss)	15,705,858
Net realized gain (loss) on:
Unaffiliated investments	24,417,545
Capital gain distributions received from unaffiliated investment companies	51,132,438
Futures contracts	(20,546,579)
Net realized gain (loss)	55,003,404
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	19,796,541
Futures contracts	(1,027,296)
Translation of assets and liabilities denominated in foreign currencies	386
Net change in unrealized appreciation (depreciation)	18,769,631
Net realized and change in unrealized gain (loss)	73,773,035
Net increase (decrease) in net assets resulting from operations	$89,478,893
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$15,705,858	$13,294,558
Net realized gain (loss)	55,003,404	45,772,454
Net change in unrealized appreciation (depreciation)	18,769,631	61,757,082
Net increase (decrease) in net assets resulting from operations	89,478,893	120,824,094
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(59,837,429)	(27,395,397)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(59,837,429)	(27,395,397)
Capital share transactions:
Proceeds from shares sold	1,671,491	4,716,953
Dividends and/or distributions reinvested	59,837,429	27,395,397
Cost of shares redeemed	(155,947,680)	(141,972,248)
Net increase (decrease) in net assets resulting from capital share transactions	(94,438,760)	(109,859,898)
Net increase (decrease) in net assets	(64,797,296)	(16,431,201)
Net assets:
Beginning of year	871,637,506	888,068,707
End of year	$806,840,210	$871,637,506
Capital share transactions - shares:
Shares issued	138,599	415,821
Shares reinvested	5,062,388	2,361,672
Shares redeemed	(12,893,194)	(12,287,039)
Net increase (decrease) in shares outstanding	(7,692,207)	(9,509,546)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$11.92	$10.75	$11.58	$13.34	$11.90
Investment operations:
Net investment income (loss)(A)	0.23	0.17	0.18	0.24	0.17
Net realized and unrealized gain (loss)	1.09	1.37	0.92	(1.77)	1.38
Total investment operations	1.32	1.54	1.10	(1.53)	1.55
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.19)	(0.26)	(0.18)	(0.11)
Net realized gains	(0.71)	(0.18)	(1.67)	(0.05)	—
Total dividends and/or distributions to shareholders	(0.91)	(0.37)	(1.93)	(0.23)	(0.11)
Net asset value, end of year	$12.33	$11.92	$10.75	$11.58	$13.34
Total return(B)	11.48%	14.37%	10.39%	(11.42)%	13.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$806,840	$871,638	$888,069	$900,545	$1,106,790
Expenses to average net assets(C)	0.81%	0.81%	0.81%	0.81%	0.82%
Net investment income (loss) to average net assets	1.89%	1.48%	1.60%	1.99%	1.32%
Portfolio turnover rate	4%	— %	— %	— %	— %

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in the American Funds Insurance Series Asset Allocation FundSM (hereafter referred to as "Underlying Portfolio"). The shareholder reports of the Underlying Portfolio, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Portfolio's shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2025, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2025.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$17,635	$—	$—	$17,635
Total	$—	$—	$17,635	$—	$—	$17,635
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$(400)	$(273,302)	$—	$—	$(273,702)
Total	$—	$(400)	$(273,302)	$—	$—	$(273,702)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2025.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(220,775)	$(20,325,804)	$—	$—	$(20,546,579)
Total	$—	$(220,775)	$(20,325,804)	$—	$—	$(20,546,579)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(8,136)	$(1,019,160)	$—	$—	$(1,027,296)
Total	$—	$(8,136)	$(1,019,160)	$—	$—	$(1,027,296)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2025.
Futures contracts:
Average notional value of contracts — long	$9,770,120
Average notional value of contracts — short	(31,418,849)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s and Underlying Portfolio’s asset allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Underlying Portfolio risk: Because the Portfolio invests its assets in the Underlying Portfolio, its ability to achieve its investment objective depends largely on the performance of the Underlying Portfolio in which it invests. The Underlying Portfolio in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the Underlying Portfolio’s shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of the Underlying Portfolio will be achieved. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the Underlying Portfolio in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to the risks associated with investing in those issuers.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. INVESTMENT CONCENTRATION
Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio's total assets. As of December 31, 2025, the most recent financial statements are included within this report for the following investments:
Investment	Percentage of Total Assets
American Funds Insurance Series – Asset Allocation Fund	96.75%
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $2 billion	0.53%
Over $2 billion up to $4 billion	0.52
Over $4 billion up to $6 billion	0.50
Over $6 billion up to $8 billion	0.49
Over $8 billion up to $10 billion	0.48
Over $10 billion	0.46
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.85%	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$35,238,000	$215,004,791
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$692,473,731	$103,517,985	$—	$103,517,985
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$13,294,313	$—	$46,543,116	$—	$14,073,596	$—	$13,321,801	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$15,671,941	$—	$53,969,155	$—	$—	$—	$103,517,978
11. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
11. OPERATING SEGMENTS (continued)
information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica American Funds Managed Risk VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica American Funds Managed Risk VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $46,543,116 for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica American Funds Managed Risk VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock Government Money Market VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 11.4%
U.S. Treasury - 11.4%
U.S. Treasury Floating Rate Notes
3-Month Treasury Money Market Yield + 0.10%, 3.70% (A), 01/31/2027	$ 15,275,000	$ 15,274,559
3-Month Treasury Money Market Yield + 0.15%, 3.75% (A), 04/30/2026	11,100,000	11,100,226
3-Month Treasury Money Market Yield + 0.16%, 3.76% (A), 07/31/2027	5,610,000	5,606,795
3-Month Treasury Money Market Yield + 0.18%, 3.78% (A), 07/31/2026	7,085,000	7,082,838
3-Month Treasury Money Market Yield + 0.19%, 3.79% (A), 10/31/2027	11,953,000	11,960,941
3-Month Treasury Money Market Yield + 0.21%, 3.81% (A), 10/31/2026	12,890,000	12,890,000
3-Month Treasury Money Market Yield + 0.25%, 3.85% (A), 01/31/2026	7,625,000	7,625,000
U.S. Treasury Notes
0.38%, 01/31/2026	145,000	144,555
0.50%, 02/28/2026	500,000	497,215
0.88%, 06/30/2026	350,000	344,515
2.38%, 04/30/2026	390,000	387,890
4.13%, 10/31/2026	318,000	319,017
4.25%, 11/30/2026	243,000	244,249
4.63%, 02/28/2026	600,000	600,466
4.63%, 06/30/2026	2,475,000	2,480,567
Total U.S. Government Obligations (Cost $76,558,833)		76,558,833
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.8%
Federal Farm Credit Banks Funding Corp.
3-Month SOFR + 0.04%,
3.75% (A), 01/20/2027	1,865,000	1,865,000
3-Month SOFR + 0.05%,
3.76% (A), 04/19/2027 - 05/24/2027	1,140,000	1,140,000
3-Month SOFR + 0.07%,
3.78% (A), 03/05/2027 - 03/26/2027	3,690,000	3,690,000
3-Month SOFR + 0.08%,
3.79% (A), 02/01/2027 - 11/23/2027	1,905,000	1,905,000
3-Month SOFR + 0.09%,
3.80% (A), 01/27/2027	645,000	645,000
3-Month SOFR + 0.10%,
3.81% (A), 06/24/2026 - 06/26/2026	1,695,000	1,695,000
3-Month SOFR + 0.11%,
3.82% (A), 11/19/2027	675,000	675,000
3-Month SOFR + 0.14%,
3.85% (A), 10/15/2026 - 12/23/2026	6,700,000	6,699,731
3-Month Treasury Money Market Yield + 0.27%,
3.87% (A), 10/16/2026	3,500,000	3,500,000
Federal Home Loan Banks
3.50%, 01/11/2027	4,650,000	4,642,294
3-Month SOFR + 0.07%,
3.78% (A), 03/25/2027	1,520,000	1,520,000
3-Month SOFR + 0.10%,
3.81% (A), 02/25/2027 - 03/18/2027	3,515,000	3,515,000
Federal Home Loan Mortgage Corp.
3-Month SOFR + 0.12%,
3.83% (A), 05/05/2027	1,200,000	1,200,000
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
3-Month SOFR + 0.14%,
3.85% (A), 09/23/2026 - 10/16/2026	$ 3,700,000	$ 3,700,000
Federal National Mortgage Association
3-Month SOFR + 0.12%,
3.83% (A), 07/29/2026	6,540,000	6,540,000
3-Month SOFR + 0.14%,
3.85% (A), 08/21/2026 - 12/11/2026	9,845,000	9,845,000
Total U.S. Government Agency Obligations (Cost $52,777,025)		52,777,025
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.8%
Federal Farm Credit Banks Funding Corp.
3-Month SOFR + 0.04%, 3.75% (A), 11/19/2026	256,000	256,000
3-Month SOFR + 0.05%, 3.78% (A), 11/06/2026	1,265,000	1,265,000
Federal Home Loan Bank Discount Notes
3.64% (B), 04/17/2026	2,970,000	2,938,955
3.65% (B), 03/03/2026 - 03/12/2026	7,900,000	7,847,893
3.89% (B), 02/13/2026	808,000	804,332
4.07% (B), 02/03/2026	1,358,000	1,353,083
Federal Home Loan Banks
3.71% (B), 01/13/2026 - 06/25/2026	9,860,000	9,860,000
3-Month SOFR + 0.01%, 3.72% (A), 02/17/2026 - 08/24/2026	18,600,000	18,600,000
3-Month SOFR + 0.02%, 3.73% (A), 06/18/2026 - 07/17/2026	3,210,000	3,210,000
3-Month SOFR + 0.03%, 3.74% (A), 04/17/2026 - 07/02/2026	6,755,000	6,755,000
3.75% (B), 02/26/2026	6,970,000	6,966,354
Total Short-Term U.S. Government Agency Obligations (Cost $59,856,617)		59,856,617
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 35.1%
U.S. Treasury Bills
3.55% (B), 12/24/2026	4,746,000	4,586,932
3.59% (B), 06/25/2026	524,000	515,129
3.60% (B), 06/25/2026	11,757,600	11,558,415
3.61% (B), 06/18/2026 - 07/02/2026	3,698,000	3,636,965
3.63% (B), 04/21/2026	3,050,000	3,017,009
3.64% (B), 03/19/2026	1,109,000	1,100,567
3.66% (B), 02/17/2026	9,100,000	9,057,408
3.67% (B), 02/10/2026	2,365,000	2,355,540
3.69% (B), 06/11/2026	562,000	553,017
3.70% (B), 06/11/2026	540,000	531,354
3.71% (B), 01/22/2026 - 04/07/2026	4,197,000	4,160,642
3.72% (B), 03/05/2026 - 03/12/2026	1,239,000	1,230,627
3.75% (B), 02/24/2026 - 06/04/2026	17,226,000	16,986,063
3.76% (B), 04/30/2026	12,810,000	12,655,867
3.77% (B), 05/28/2026	2,446,000	2,409,529
3.78% (B), 02/19/2026 - 05/28/2026	8,933,000	8,835,983
3.79% (B), 05/28/2026	7,690,000	7,574,759
3.80% (B), 04/16/2026	1,070,000	1,058,515
3.81% (B), 03/17/2026 - 04/16/2026	7,247,000	7,169,825
3.82% (B), 04/09/2026	4,198,000	4,155,754
3.83% (B), 03/24/2026 - 04/02/2026	2,367,000	2,345,454
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bills (continued)
3.84% (B), 03/10/2026 - 04/02/2026	$ 16,327,000	$ 16,186,711
3.85% (B), 02/26/2026 - 09/03/2026	14,984,000	14,648,310
3.87% (B), 02/10/2026 - 03/10/2026	8,729,700	8,671,005
3.88% (B), 02/10/2026	6,594,600	6,566,939
3.89% (B), 02/03/2026	11,013,000	10,974,790
3.91% (B), 02/17/2026	1,192,000	1,186,071
3.93% (B), 02/10/2026	542,000	539,697
3.95% (B), 03/05/2026	10,395,000	10,325,418
3.96% (B), 08/06/2026	645,000	630,391
4.01% (B), 03/05/2026	11,336,000	11,259,043
4.04% (B), 02/26/2026	2,800,000	2,782,970
4.05% (B), 02/26/2026	2,073,000	2,060,376
4.11% (B), 02/12/2026	16,580,000	16,503,207
4.12% (B), 02/05/2026	9,064,000	9,028,927
4.15% (B), 05/14/2026	6,041,100	5,953,388
4.16% (B), 06/11/2026	5,325,300	5,231,466
4.26% (B), 01/02/2026 - 01/22/2026	7,485,000	7,482,545
4.27% (B), 01/29/2026	1,400,000	1,395,514
Total Short-Term U.S. Government Obligations (Cost $236,922,122)		236,922,122
REPURCHASE AGREEMENTS - 37.0%
Barclays Capital, Inc., 3.82% (B), dated 12/31/2025, to be repurchased at $40,008,489 on 01/02/2026. Collateralized by U.S. Government Obligations, 0.63% - 4.25%, due 06/30/2031 - 02/15/2055 and with a total value of $40,800,030.	40,000,000	40,000,000
BNP Paribas SA, 3.82% (B), dated 12/31/2025, to be repurchased at $32,006,791 on 01/02/2026. Collateralized by U.S. Government Obligations, 0.00% - 4.50%, due 07/15/2026 - 11/15/2050, and with a total value of $32,640,030.	32,000,000	32,000,000
BNP Paribas SA, 3.83% (B), dated 12/31/2025, to be repurchased at $5,001,064 on 01/02/2026. Collateralized by U.S. Government Agency Obligations, 2.00% - 8.00%, due 03/01/2032 - 02/20/2065, and with a total value of $5,102,002.	5,000,000	5,000,000
Citigroup Global Markets, Inc., 3.82% (B), dated 12/31/2025, to be repurchased at $25,005,306 on 01/02/2026. Collateralized by a U.S. Government Obligation, 2.38%, due 04/30/2026, and with a value of $25,500,006.	25,000,000	25,000,000
Fixed Income Clearing Corp., 1.35% (B), dated 12/31/2025, to be repurchased at $628,679 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $641,388.	628,632	628,632
Goldman Sachs & Co., 3.83% (B), dated 12/31/2025, to be repurchased at $25,005,319 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.63%, due 12/31/2030, and with a value of $25,500,040.	25,000,000	25,000,000
	Principal	Value
REPURCHASE AGREEMENTS (continued)
Goldman Sachs & Co.,
3.84% (B), dated 12/31/2025, to be
repurchased at $17,003,627 on 01/02/2026.
Collateralized by U.S. Government Agency
Obligations, 2.50% - 6.50%,
due 08/20/2032 - 08/15/2064 and with a
total value of $17,340,000.
	$ 17,000,000	$ 17,000,000
JPMorgan Chase & Co., 3.82% (B), dated 12/31/2025, to be repurchased at $25,005,306 on 01/02/2026. Collateralized by U.S. Government Obligations, 0.38% - 2.50%, due 03/31/2027 - 07/15/2027, and with a total value of $25,500,096.	25,000,000	25,000,000
JPMorgan Chase & Co., 3.83% (B), dated 12/31/2025, to be repurchased at $15,003,192 on 01/02/2026. Collateralized by U.S. Government Agency Obligations, 3.50% - 6.50%, due 08/20/2040 - 10/20/2055 and with a total value of $15,300,001.	15,000,000	15,000,000
Merrill Lynch & Co., Inc., 3.82% (B), dated 12/31/2025, to be repurchased at $10,002,122 on 01/02/2026. Collateralized by U.S. Government Obligations, 0.00% - 3.88%, due 11/15/2027 - 08/15/2054, and with a total value of $10,200,000.	10,000,000	10,000,000
Merrill Lynch & Co., Inc., 3.85% (B), dated 12/31/2025, to be repurchased at $20,004,278 on 01/02/2026. Collateralized by U.S. Government Agency Obligations, 3.00% - 6.50%, due 03/20/2026 - 12/20/2055, and with a total value of $20,400,000.	20,000,000	20,000,000
Toronto-Dominion Bank, 3.82% (B), dated 12/31/2025, to be repurchased at $20,004,244 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.88%, due 12/31/2029, and with a value of $20,400,081.	20,000,000	20,000,000
Toronto-Dominion Bank, 3.83% (B), dated 12/31/2025, to be repurchased at $15,003,192 on 01/02/2026. Collateralized by U.S. Government Agency Obligations, 4.38% - 4.63%, due 09/30/2030- 11/30/2030, and with a total value of $15,300,003.	15,000,000	15,000,000
Total Repurchase Agreements (Cost $249,628,632)		249,628,632
Total Investments (Cost $675,743,229)		675,743,229
Net Other Assets (Liabilities) - (0.1)%		(556,453)
Net Assets - 100.0%		$ 675,186,776
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Obligations	$—	$76,558,833	$—	$76,558,833
U.S. Government Agency Obligations	—	52,777,025	—	52,777,025
Short-Term U.S. Government Agency Obligations	—	59,856,617	—	59,856,617
Short-Term U.S. Government Obligations	—	236,922,122	—	236,922,122
Repurchase Agreements	—	249,628,632	—	249,628,632
Total Investments	$—	$675,743,229	$—	$675,743,229
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Floating or variable rate security. The rate disclosed is as of December 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(B)	Rate disclosed reflects the yield at December 31, 2025.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Investments, at value (cost $426,114,597)	$426,114,597
Repurchase agreement, at value (cost $249,628,632)	249,628,632
Receivables and other assets:
Shares of beneficial interest sold	145,347
Interest	1,054,405
Due from transfer agent	661
Total assets	676,943,642
Liabilities:
Payables and other liabilities:
Investments purchased	550,145
Shares of beneficial interest redeemed	858,967
Investment management fees	148,410
Distribution and service fees	106,094
Transfer agent costs	700
Trustee and CCO fees	229
Audit and tax fees	18,190
Custody fees	27,582
Legal fees	5,579
Printing and shareholder reports fees	24,212
Other accrued expenses	16,758
Total liabilities	1,756,866
Net assets	$675,186,776
Net assets consist of:
Capital stock ($0.01 par value)	$6,751,861
Additional paid-in capital	668,433,156
Total distributable earnings (accumulated losses)	1,759
Net assets	$675,186,776
Net assets by class:
Initial Class	$215,367,743
Service Class	459,819,033
Shares outstanding:
Initial Class	215,368,445
Service Class	459,817,654
Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Interest income	$30,737,409
Total investment income	30,737,409
Expenses:
Investment management fees	1,719,935
Distribution and service fees:
Service Class	1,275,337
Transfer agent costs	7,879
Trustee and CCO fees	36,414
Audit and tax fees	23,761
Custody fees	108,749
Legal fees	65,879
Printing and shareholder reports fees	84,109
Other	60,296
Total expenses	3,382,359
Net investment income (loss)	27,355,050
Net realized gain (loss) on:
Investments	1,377
Net realized and change in unrealized gain (loss)	1,377
Net increase (decrease) in net assets resulting from operations	$27,356,427
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$27,355,050	$37,691,754
Net realized gain (loss)	1,377	—
Net increase (decrease) in net assets resulting from operations	27,356,427	37,691,754
Dividends and/or distributions to shareholders:
Initial Class	(8,243,092)	(10,374,255)
Service Class	(19,111,958)	(27,317,499)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(27,355,050)	(37,691,754)
Capital share transactions:
Proceeds from shares sold:
Initial Class	78,403,257	62,405,267
Service Class	190,646,224	165,466,688
	269,049,481	227,871,955
Dividends and/or distributions reinvested:
Initial Class	8,243,524	10,374,333
Service Class	19,118,176	27,318,184
	27,361,700	37,692,517
Cost of shares redeemed:
Initial Class	(81,219,758)	(75,367,301)
Service Class	(281,843,189)	(286,920,320)
	(363,062,947)	(362,287,621)
Net increase (decrease) in net assets resulting from capital share transactions	(66,651,766)	(96,723,149)
Net increase (decrease) in net assets	(66,650,389)	(96,723,149)
Net assets:
Beginning of year	741,837,165	838,560,314
End of year	$675,186,776	$741,837,165
Capital share transactions - shares:
Shares issued:
Initial Class	78,403,257	62,405,267
Service Class	190,646,224	165,466,688
	269,049,481	227,871,955
Shares reinvested:
Initial Class	8,243,524	10,374,333
Service Class	19,118,176	27,318,184
	27,361,700	37,692,517
Shares redeemed:
Initial Class	(81,219,758)	(75,367,301)
Service Class	(281,843,189)	(286,920,320)
	(363,062,947)	(362,287,621)
Net increase (decrease) in shares outstanding:
Initial Class	5,427,023	(2,587,701)
Service Class	(72,078,789)	(94,135,448)
	(66,651,766)	(96,723,149)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.04	0.05	0.05	0.01	0.00 (B)
Net realized and unrealized gain (loss)	0.00 (B)	—	0.00 (B)	—	—
Total investment operations	0.04	0.05	0.05	0.01	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.05)	(0.05)	(0.01)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(C)	4.07%	5.03%	4.87%	1.39%	0.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$215,368	$209,940	$212,528	$218,990	$197,487
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.29%	0.29%	0.29%	0.28%	0.29%
Including waiver and/or reimbursement and recapture	0.29%	0.29%	0.29%(D)	0.24%(D)	0.07%(D)
Net investment income (loss) to average net assets	3.99%	4.93%	4.75%	1.42%	0.00%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(D)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class for competitive reasons such as to maintain the expense ratio, or when appropriate, to maintain the yield from becoming negative. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset
Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

(E)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss)(A)	0.04	0.05	0.05	0.01	0.00 (B)
Net realized and unrealized gain (loss)	0.00 (B)	—	0.00 (B)	—	—
Total investment operations	0.04	0.05	0.05	0.01	0.00 (B)
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.05)	(0.05)	(0.01)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return(C)	3.81%	4.76%	4.67%	1.39%	0.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$459,819	$531,897	$626,032	$670,946	$552,199
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%	0.54%	0.54%	0.53%	0.54%
Including waiver and/or reimbursement and recapture	0.54%	0.54%	0.48%(D)	0.24%(D)	0.07%(D)
Net investment income (loss) to average net assets	3.75%	4.68%	4.56%	1.47%	0.00%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(D)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class for competitive reasons such as to maintain the expense ratio, or when appropriate, to maintain the yield from becoming negative. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset
Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

(E)	Rounds to less than 0.01% or (0.01)%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Government Money Market VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio's use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2025, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: Factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, lack of liquidity or other disruptions in the bond markets, or other adverse market events and conditions could cause the value of your investment in the Portfolio, or its yield, to decline. While the Portfolio seeks to maintain a $1.00 share price, when market prices fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio’s investments and the Portfolio’s ability to preserve the value of your investment at $1.00 per share, and generally for economies and markets in the U.S. and elsewhere.
Government money market fund risk: The Portfolio operates as a “government” money market portfolio under applicable federal regulations and invests in U.S. government securities. Circumstances could arise that would prevent the payment of interest or principal on U.S. government securities, which could adversely affect their value and the Portfolio’s ability to preserve the value of your investment at $1.00 per share. Changes in the rules governing money market funds are likely to result in an increased demand for U.S. government securities, which could affect the availability of such instruments for investment and the Portfolio’s ability to pursue its investment strategies. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” on portfolio redemptions, as permitted under Rule 2a-7. However, the Board reserves the right, with notice to shareholders, to change this policy.
Interest rate risk: The interest rates on short-term obligations held in the Portfolio will vary, rising or falling with short-term interest rates generally. The Portfolio’s yield will tend to lag behind general changes in interest rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Portfolio. The U.S. Federal Reserve has raised interest rates from historically low levels. Any
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
additional interest rate increases in the future may cause the value of fixed-income securities to decrease. During periods of extremely low or negative short-term interest rates, the Portfolio may not be able to maintain a positive yield or total return or be able to preserve the value of your investment at $1.00 per share.
U.S. government securities risk: U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Credit risk: An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio may be unable or unwilling to meet its financial obligations or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) to be less creditworthy, or the value of assets underlying a security may decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Counterparty risk: The Portfolio could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Portfolio do not fulfill their contractual obligations. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Portfolio has more contractual exposure to a counterparty.
Repurchase agreements risk: In a repurchase agreement, the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specified price. The securities purchased serve as the Portfolio’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Management risk: The Portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The Portfolio is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. Any of these things could cause the Portfolio to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22
Over $3 billion	0.21
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.38%	May 1, 2026
Service Class	0.63	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Additionally, TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the Portfolio to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Portfolio’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the Portfolio of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to the Portfolio or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the Portfolio. There can be no assurance that the Portfolio will be able to prevent a negative yield.
Voluntarily waived and/or reimbursed expenses related to the maintenance of the yield are included in Expenses waived and/or reimbursed, and amounts recaptured by TAM under the voluntary yield waiver are included in Recapture of previously waived and/or reimbursed fees, in each case included in the Statement of Operations included in this shareholder report. The actual expense ratio of each class of the Portfolio, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Portfolio’s Financial Highlights in this shareholder report.
For the 36-month period ended December 31, 2025, there are no amounts waived by TAM due to the maintenance of the Portfolio's yield.
As of December 31, 2025, there are no balances available for recapture by TAM due to the maintenance of the Portfolio's yield.
For the 36-month period ended December 31, 2025, the amounts waived from financial intermediaries are as follows:
	Amounts Waived
	2023 (A)	2024	2025	Total
Service Class	$411,092	$—	$—	$411,092

(A)	Not subject to recapture.
For the 36-month period ended December 31, 2025, there are no amounts waived by TAM due to the operating expense limitation.
As of December 31, 2025, there are no amounts available for recapture by TAM due to the operating expense limitation.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$675,743,229	$—	$—	$—
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$27,355,050	$—	$—	$—	$37,691,394	$—	$360	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$1,588	$—	$171	$—	$—	$—	$—
8. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. OPERATING SEGMENTS (continued)
(“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock Government Money Market VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Government Money Market VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Government Money Market VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Active Asset Allocation -Conservative
VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 95.9%
International Equity Funds - 14.3%
iShares Core MSCI EAFE ETF (A)	26,328	$ 2,355,303
iShares MSCI EAFE ETF (A)	198,506	19,062,531
iShares MSCI Japan ETF (A)(B)	68,663	5,543,851
		26,961,685
U.S. Equity Funds - 24.0%
iShares Core S&P 500 ETF (A)	55,014	37,681,289
iShares Russell 2000 ETF (A)	31,166	7,671,823
		45,353,112
U.S. Fixed Income Funds - 57.6%
iShares 0-1 Year Treasury Bond ETF (A)	195,413	21,524,742
iShares 7-10 Year Treasury Bond ETF (A)	122,146	11,745,559
iShares Core U.S. Aggregate Bond ETF (A)	626,051	62,529,974
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	80,445	8,864,234
iShares U.S. Treasury Bond ETF (A)	182,317	4,197,849
		108,862,358
Total Exchange-Traded Funds (Cost $178,045,176)		181,177,155

Principal	Value
REPURCHASE AGREEMENT - 4.2%
Fixed Income Clearing Corp.,
1.35% (C), dated 12/31/2025, to be
repurchased at $7,862,272 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $8,019,047.
$ 7,861,683	$ 7,861,683
Total Repurchase Agreement (Cost $7,861,683)	7,861,683
Total Investments (Cost $185,906,859)	189,038,838
Net Other Assets (Liabilities) - (0.1)%	(105,944)
Net Assets - 100.0%	$ 188,932,894
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$181,177,155	$—	$—	$181,177,155
Repurchase Agreement	—	7,861,683	—	7,861,683
Total Investments	$181,177,155	$7,861,683	$—	$189,038,838
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $203,223, collateralized by non-cash collateral, such as U.S.
government securities of $207,653. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $178,045,176) (including securities loaned of $203,223)	$181,177,155
Repurchase agreement, at value (cost $7,861,683)	7,861,683
Receivables and other assets:
Net income from securities lending	3,511
Shares of beneficial interest sold	57,832
Interest	295
Total assets	189,100,476
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	6,102
Investment management fees	77,001
Distribution and service fees	41,972
Transfer agent costs	192
Trustee and CCO fees	63
Audit and tax fees	18,114
Custody fees	1,281
Legal fees	1,508
Printing and shareholder reports fees	11,039
Other accrued expenses	10,310
Total liabilities	167,582
Net assets	$188,932,894
Net assets consist of:
Capital stock ($0.01 par value)	$191,152
Additional paid-in capital	196,235,845
Total distributable earnings (accumulated losses)	(7,494,103)
Net assets	$188,932,894
Net assets by class:
Initial Class	$4,302,759
Service Class	184,630,135
Shares outstanding:
Initial Class	432,565
Service Class	18,682,647
Net asset value and offering price per share:
Initial Class	$9.95
Service Class	9.88
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$6,221,242
Interest income from unaffiliated investments	80,459
Net income from securities lending	45,023
Total investment income	6,346,724
Expenses:
Investment management fees	971,690
Distribution and service fees:
Service Class	475,222
Transfer agent costs	2,142
Trustee and CCO fees	9,958
Audit and tax fees	19,868
Custody fees	5,417
Legal fees	17,864
Printing and shareholder reports fees	34,948
Other	29,014
Total expenses before waiver and/or reimbursement and recapture	1,566,123
Expenses waived and/or reimbursed:
Initial Class	(2,194)
Service Class	(98,132)
Net expenses	1,465,797
Net investment income (loss)	4,880,927
Net realized gain (loss) on:
Unaffiliated investments	4,668,647
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	6,455,352
Net realized and change in unrealized gain (loss)	11,123,999
Net increase (decrease) in net assets resulting from operations	$16,004,926
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$4,880,927	$4,914,909
Net realized gain (loss)	4,668,647	5,269,944
Net change in unrealized appreciation (depreciation)	6,455,352	3,786,114
Net increase (decrease) in net assets resulting from operations	16,004,926	13,970,967
Dividends and/or distributions to shareholders:
Initial Class	(123,291)	(105,896)
Service Class	(4,791,493)	(4,741,892)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,914,784)	(4,847,788)
Capital share transactions:
Proceeds from shares sold:
Initial Class	382,860	325,300
Service Class	2,937,086	3,454,632
	3,319,946	3,779,932
Dividends and/or distributions reinvested:
Initial Class	123,291	105,896
Service Class	4,791,493	4,741,892
	4,914,784	4,847,788
Cost of shares redeemed:
Initial Class	(690,999)	(553,029)
Service Class	(35,588,989)	(40,280,762)
	(36,279,988)	(40,833,791)
Net increase (decrease) in net assets resulting from capital share transactions	(28,045,258)	(32,206,071)
Net increase (decrease) in net assets	(16,955,116)	(23,082,892)
Net assets:
Beginning of year	205,888,010	228,970,902
End of year	$188,932,894	$205,888,010
Capital share transactions - shares:
Shares issued:
Initial Class	39,675	35,288
Service Class	305,181	373,287
	344,856	408,575
Shares reinvested:
Initial Class	12,790	11,170
Service Class	499,634	503,386
	512,424	514,556
Shares redeemed:
Initial Class	(71,754)	(59,555)
Service Class	(3,732,549)	(4,354,731)
	(3,804,303)	(4,414,286)
Net increase (decrease) in shares outstanding:
Initial Class	(19,289)	(13,097)
Service Class	(2,927,734)	(3,478,058)
	(2,947,023)	(3,491,155)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$9.39	$9.02	$8.33	$11.56	$11.23
Investment operations:
Net investment income (loss)(A)	0.27	0.23	0.20	0.15	0.15
Net realized and unrealized gain (loss)	0.57	0.38	0.64	(1.84)	0.52
Total investment operations	0.84	0.61	0.84	(1.69)	0.67
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.24)	(0.15)	(0.17)	(0.16)
Net realized gains	—	—	—	(1.37)	(0.18)
Total dividends and/or distributions to shareholders	(0.28)	(0.24)	(0.15)	(1.54)	(0.34)
Net asset value, end of year	$9.95	$9.39	$9.02	$8.33	$11.56
Total return(B)	9.02%	6.71%	10.21%	(15.06)%	5.98%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,303	$4,245	$4,194	$3,956	$5,046
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.56%	0.55%	0.56%	0.54%	0.58%
Including waiver and/or reimbursement and recapture(D)	0.51%	0.50%	0.51%	0.49%	0.57%
Net investment income (loss) to average net assets	2.77%	2.51%	2.34%	1.52%	1.31%
Portfolio turnover rate	91%	60%	137%	145%	146%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$9.33	$8.96	$8.27	$11.48	$11.15
Investment operations:
Net investment income (loss)(A)	0.24	0.21	0.18	0.12	0.12
Net realized and unrealized gain (loss)	0.56	0.37	0.64	(1.83)	0.52
Total investment operations	0.80	0.58	0.82	(1.71)	0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.21)	(0.13)	(0.13)	(0.13)
Net realized gains	—	—	—	(1.37)	(0.18)
Total dividends and/or distributions to shareholders	(0.25)	(0.21)	(0.13)	(1.50)	(0.31)
Net asset value, end of year	$9.88	$9.33	$8.96	$8.27	$11.48
Total return(B)	8.65%	6.47%	9.96%	(15.29)%	5.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$184,630	$201,643	$224,777	$235,739	$319,876
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.81%	0.80%	0.81%	0.79%	0.83%
Including waiver and/or reimbursement and recapture(D)	0.76%	0.75%	0.76%	0.74%	0.82%
Net investment income (loss) to average net assets	2.51%	2.23%	2.07%	1.26%	1.03%
Portfolio turnover rate	91%	60%	137%	145%	146%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation - Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2025, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and strategic asset allocation risk: The Portfolio’s tactical asset allocation strategy involves making short-term adjustments to the Portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The Portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
may result in higher transaction costs. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2026
Service Class	0.80	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$172,492,705	$202,672,477
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$190,124,466	$4,947,226	$(6,032,854)	$(1,085,628)
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$3,932,621	$7,325,215
During the year ended December 31, 2025, the capital loss carryforwards utilized are $4,621,240.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$4,914,784	$—	$—	$—	$4,847,788	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$4,849,361	$—	$—	$(11,257,836)	$—	$—	$(1,085,628)
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 698,001	$51,907
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Conservative VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Active Asset Allocation -Moderate
Growth VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 93.7%
International Equity Funds - 23.9%
iShares Core MSCI EAFE ETF (A)	181,592	$ 16,245,220
iShares MSCI EAFE ETF (A)	514,597	49,416,750
iShares MSCI Japan ETF (A)(B)	147,533	11,911,815
		77,573,785
U.S. Equity Funds - 49.4%
iShares Core S&P 500 ETF (A)	200,808	137,541,432
iShares Russell 2000 ETF (A)	94,220	23,193,195
		160,734,627
U.S. Fixed Income Funds - 20.4%
iShares 0-1 Year Treasury Bond ETF (A)	403,657	44,462,818
iShares 7-10 Year Treasury Bond ETF (A)	87,553	8,419,096
iShares Core U.S. Aggregate Bond ETF (A)	75,350	7,525,958
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	54,345	5,988,276
		66,396,148
Total Exchange-Traded Funds (Cost $273,102,976)		304,704,560
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (C)	387,750	387,750
Total Other Investment Company (Cost $387,750)		387,750

Principal	Value
REPURCHASE AGREEMENT - 6.0%
Fixed Income Clearing Corp.,
1.35% (C), dated 12/31/2025, to be
repurchased at $19,422,588 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $19,809,658.
$ 19,421,131	$ 19,421,131
Total Repurchase Agreement (Cost $19,421,131)	19,421,131
Total Investments (Cost $292,911,857)	324,513,441
Net Other Assets (Liabilities) - 0.2%	583,653
Net Assets - 100.0%	$ 325,097,094
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$304,704,560	$—	$—	$304,704,560
Other Investment Company	387,750	—	—	387,750
Repurchase Agreement	—	19,421,131	—	19,421,131
Total Investments	$305,092,310	$19,421,131	$—	$324,513,441
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $6,522,419, collateralized by cash collateral of $387,750 and non-cash collateral, such as U.S. government securities of $6,276,848. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $273,490,726) (including securities loaned of $6,522,419)	$305,092,310
Repurchase agreement, at value (cost $19,421,131)	19,421,131
Receivables and other assets:
Investments sold	1,301,437
Net income from securities lending	7,914
Shares of beneficial interest sold	431
Interest	728
Total assets	325,823,951
Liabilities:
Cash collateral received upon return of:
Securities on loan	387,750
Payables and other liabilities:
Shares of beneficial interest redeemed	85,064
Investment management fees	132,545
Distribution and service fees	67,981
Transfer agent costs	331
Trustee and CCO fees	108
Audit and tax fees	18,548
Custody fees	2,051
Legal fees	2,548
Printing and shareholder reports fees	18,708
Other accrued expenses	11,223
Total liabilities	726,857
Net assets	$325,097,094
Net assets consist of:
Capital stock ($0.01 par value)	$262,322
Additional paid-in capital	291,352,151
Total distributable earnings (accumulated losses)	33,482,621
Net assets	$325,097,094
Net assets by class:
Initial Class	$26,224,792
Service Class	298,872,302
Shares outstanding:
Initial Class	2,102,253
Service Class	24,129,948
Net asset value and offering price per share:
Initial Class	$12.47
Service Class	12.39
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$8,214,242
Interest income from unaffiliated investments	211,739
Net income from securities lending	72,179
Total investment income	8,498,160
Expenses:
Investment management fees	1,652,928
Distribution and service fees:
Service Class	762,244
Transfer agent costs	3,649
Trustee and CCO fees	16,968
Audit and tax fees	21,181
Custody fees	8,520
Legal fees	30,467
Printing and shareholder reports fees	60,996
Other	34,922
Total expenses before waiver and/or reimbursement and recapture	2,591,875
Expenses waived and/or reimbursed:
Initial Class	(13,266)
Service Class	(157,392)
Net expenses	2,421,217
Net investment income (loss)	6,076,943
Net realized gain (loss) on:
Unaffiliated investments	49,572,454
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(22,533,367)
Net realized and change in unrealized gain (loss)	27,039,087
Net increase (decrease) in net assets resulting from operations	$33,116,030
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$6,076,943	$5,907,870
Net realized gain (loss)	49,572,454	17,610,228
Net change in unrealized appreciation (depreciation)	(22,533,367)	19,622,831
Net increase (decrease) in net assets resulting from operations	33,116,030	43,140,929
Dividends and/or distributions to shareholders:
Initial Class	(525,087)	(466,398)
Service Class	(5,383,611)	(5,251,293)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,908,698)	(5,717,691)
Capital share transactions:
Proceeds from shares sold:
Initial Class	513,962	949,466
Service Class	2,802,319	7,908,542
	3,316,281	8,858,008
Dividends and/or distributions reinvested:
Initial Class	525,087	466,398
Service Class	5,383,611	5,251,293
	5,908,698	5,717,691
Cost of shares redeemed:
Initial Class	(3,138,837)	(2,216,812)
Service Class	(58,157,339)	(63,971,610)
	(61,296,176)	(66,188,422)
Net increase (decrease) in net assets resulting from capital share transactions	(52,071,197)	(51,612,723)
Net increase (decrease) in net assets	(24,863,865)	(14,189,485)
Net assets:
Beginning of year	349,960,959	364,150,444
End of year	$325,097,094	$349,960,959
Capital share transactions - shares:
Shares issued:
Initial Class	43,573	86,398
Service Class	240,115	717,504
	283,688	803,902
Shares reinvested:
Initial Class	44,014	40,805
Service Class	453,930	462,669
	497,944	503,474
Shares redeemed:
Initial Class	(267,148)	(200,078)
Service Class	(4,974,304)	(5,783,203)
	(5,241,452)	(5,983,281)
Net increase (decrease) in shares outstanding:
Initial Class	(179,561)	(72,875)
Service Class	(4,280,259)	(4,603,030)
	(4,459,820)	(4,675,905)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$11.48	$10.36	$8.93	$11.63	$10.86
Investment operations:
Net investment income (loss)(A)	0.25	0.21	0.18	0.15	0.14
Net realized and unrealized gain (loss)	0.99	1.11	1.41	(2.24)	0.72
Total investment operations	1.24	1.32	1.59	(2.09)	0.86
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.20)	(0.16)	(0.16)	(0.09)
Net realized gains	—	—	—	(0.45)	—
Total dividends and/or distributions to shareholders	(0.25)	(0.20)	(0.16)	(0.61)	(0.09)
Net asset value, end of year	$12.47	$11.48	$10.36	$8.93	$11.63
Total return(B)	10.87%	12.79%	17.94%	(18.16)%	7.94%
Ratio and supplemental data:
Net assets end of year (000’s)	$26,225	$26,194	$24,404	$21,899	$27,300
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.55%	0.54%	0.56%	0.53%	0.58%
Including waiver and/or reimbursement and recapture(D)	0.50%	0.49%	0.51%	0.48%	0.57%
Net investment income (loss) to average net assets	2.09%	1.88%	1.87%	1.52%	1.29%
Portfolio turnover rate	143%	35%	49%	309%	268%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$11.40	$10.29	$8.87	$11.54	$10.78
Investment operations:
Net investment income (loss)(A)	0.21	0.18	0.15	0.12	0.11
Net realized and unrealized gain (loss)	0.99	1.11	1.41	(2.21)	0.71
Total investment operations	1.20	1.29	1.56	(2.09)	0.82
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.18)	(0.14)	(0.13)	(0.06)
Net realized gains	—	—	—	(0.45)	—
Total dividends and/or distributions to shareholders	(0.21)	(0.18)	(0.14)	(0.58)	(0.06)
Net asset value, end of year	$12.39	$11.40	$10.29	$8.87	$11.54
Total return(B)	10.64%	12.51%	17.62%	(18.31)%	7.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$298,872	$323,767	$339,746	$321,870	$456,616
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.80%	0.79%	0.81%	0.78%	0.83%
Including waiver and/or reimbursement and recapture(D)	0.75%	0.74%	0.76%	0.73%	0.82%
Net investment income (loss) to average net assets	1.82%	1.60%	1.61%	1.24%	1.00%
Portfolio turnover rate	143%	35%	49%	309%	268%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$387,750	$—	$—	$—	$387,750
Total Borrowings	$387,750	$—	$—	$—	$387,750
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and strategic asset allocation risk: The Portfolio’s tactical asset allocation strategy involves making short-term adjustments to the Portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The Portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2026
Service Class	0.80	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$453,736,424	$515,819,013
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$296,009,825	$29,987,038	$(1,483,422)	$28,503,616
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$1,064,262	$—
During the year ended December 31, 2025, the capital loss carryforwards utilized are $33,100,560.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,908,698	$—	$—	$—	$5,717,691	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$6,043,267	$—	$—	$(1,064,262)	$—	$—	$28,503,616
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,994,704	$145,040
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Active Asset Allocation -Moderate
VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 95.1%
International Equity Funds - 19.1%
iShares Core MSCI EAFE ETF (A)	98,587	$ 8,819,593
iShares MSCI EAFE ETF (A)	1,217,862	116,951,288
iShares MSCI Japan ETF (A)(B)	379,155	30,612,974
		156,383,855
U.S. Equity Funds - 34.8%
iShares Core S&P 500 ETF (A)	355,149	243,255,756
iShares Russell 2000 ETF (A)	170,498	41,969,788
		285,225,544
U.S. Fixed Income Funds - 41.2%
iShares 0-1 Year Treasury Bond ETF (A)	1,045,744	115,188,701
iShares 7-10 Year Treasury Bond ETF (A)	213,723	20,551,604
iShares Core U.S. Aggregate Bond ETF (A)	1,754,694	175,258,837
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)(B)	247,256	27,245,139
		338,244,281
Total Exchange-Traded Funds (Cost $730,035,887)		779,853,680

Principal	Value
REPURCHASE AGREEMENT - 5.4%
Fixed Income Clearing Corp.,
1.35% (C), dated 12/31/2025, to be
repurchased at $44,296,371 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $45,178,954.
$ 44,293,049	$ 44,293,049
Total Repurchase Agreement (Cost $44,293,049)	44,293,049
Total Investments (Cost $774,328,936)	824,146,729
Net Other Assets (Liabilities) - (0.5)%	(3,909,847)
Net Assets - 100.0%	$ 820,236,882
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$779,853,680	$—	$—	$779,853,680
Repurchase Agreement	—	44,293,049	—	44,293,049
Total Investments	$779,853,680	$44,293,049	$—	$824,146,729
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $35,304,314, collateralized by non-cash collateral, such as U.S.
government securities of $36,059,670. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $730,035,887) (including securities loaned of $35,304,314)	$779,853,680
Repurchase agreement, at value (cost $44,293,049)	44,293,049
Receivables and other assets:
Net income from securities lending	25,099
Interest	1,661
Total assets	824,173,489
Liabilities:
Payables and other liabilities:
Investments purchased	3,017,017
Shares of beneficial interest redeemed	327,191
Investment management fees	332,098
Distribution and service fees	186,271
Transfer agent costs	840
Trustee and CCO fees	275
Audit and tax fees	20,204
Custody fees	4,791
Legal fees	6,585
Printing and shareholder reports fees	26,619
Other accrued expenses	14,716
Total liabilities	3,936,607
Net assets	$820,236,882
Net assets consist of:
Capital stock ($0.01 par value)	$726,406
Additional paid-in capital	797,135,785
Total distributable earnings (accumulated losses)	22,374,691
Net assets	$820,236,882
Net assets by class:
Initial Class	$2,676,762
Service Class	817,560,120
Shares outstanding:
Initial Class	234,717
Service Class	72,405,885
Net asset value and offering price per share:
Initial Class	$11.40
Service Class	11.29
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$24,617,720
Interest income from unaffiliated investments	475,617
Net income from securities lending	234,021
Total investment income	25,327,358
Expenses:
Investment management fees	4,207,912
Distribution and service fees:
Service Class	2,114,951
Transfer agent costs	9,372
Trustee and CCO fees	43,510
Audit and tax fees	26,706
Custody fees	19,520
Legal fees	78,380
Printing and shareholder reports fees	81,777
Other	57,685
Total expenses before waiver and/or reimbursement and recapture	6,639,813
Expenses waived and/or reimbursed:
Initial Class	(1,329)
Service Class	(436,726)
Net expenses	6,201,758
Net investment income (loss)	19,125,600
Net realized gain (loss) on:
Unaffiliated investments	63,465,830
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(6,760,528)
Net realized and change in unrealized gain (loss)	56,705,302
Net increase (decrease) in net assets resulting from operations	$75,830,902
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$19,125,600	$18,398,081
Net realized gain (loss)	63,465,830	34,510,388
Net change in unrealized appreciation (depreciation)	(6,760,528)	29,389,367
Net increase (decrease) in net assets resulting from operations	75,830,902	82,297,836
Dividends and/or distributions to shareholders:
Initial Class	(64,064)	(47,885)
Service Class	(18,333,371)	(16,825,304)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(18,397,435)	(16,873,189)
Capital share transactions:
Proceeds from shares sold:
Initial Class	132,008	311,226
Service Class	2,255,848	5,539,502
	2,387,856	5,850,728
Dividends and/or distributions reinvested:
Initial Class	64,064	47,885
Service Class	18,333,371	16,825,304
	18,397,435	16,873,189
Cost of shares redeemed:
Initial Class	(228,267)	(273,343)
Service Class	(151,960,991)	(139,482,970)
	(152,189,258)	(139,756,313)
Net increase (decrease) in net assets resulting from capital share transactions	(131,403,967)	(117,032,396)
Net increase (decrease) in net assets	(73,970,500)	(51,607,749)
Net assets:
Beginning of year	894,207,382	945,815,131
End of year	$820,236,882	$894,207,382
Capital share transactions - shares:
Shares issued:
Initial Class	11,997	29,691
Service Class	209,093	535,712
	221,090	565,403
Shares reinvested:
Initial Class	5,830	4,484
Service Class	1,683,505	1,588,792
	1,689,335	1,593,276
Shares redeemed:
Initial Class	(20,744)	(26,384)
Service Class	(14,047,247)	(13,485,277)
	(14,067,991)	(13,511,661)
Net increase (decrease) in shares outstanding:
Initial Class	(2,917)	7,791
Service Class	(12,154,649)	(11,360,773)
	(12,157,566)	(11,352,982)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$10.65	$9.93	$8.90	$12.46	$11.61
Investment operations:
Net investment income (loss)(A)	0.28	0.24	0.20	0.16	0.16
Net realized and unrealized gain (loss)	0.74	0.70	1.00	(2.21)	0.83
Total investment operations	1.02	0.94	1.20	(2.05)	0.99
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.22)	(0.17)	(0.18)	(0.14)
Net realized gains	—	—	—	(1.33)	—
Total dividends and/or distributions to shareholders	(0.27)	(0.22)	(0.17)	(1.51)	(0.14)
Net asset value, end of year	$11.40	$10.65	$9.93	$8.90	$12.46
Total return(B)	9.70%	9.44%	13.55%	(16.86)%	8.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,677	$2,531	$2,283	$2,042	$2,732
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.53%	0.53%	0.53%	0.52%	0.56%
Including waiver and/or reimbursement and recapture(D)	0.48%	0.48%	0.48%	0.47%	0.55%
Net investment income (loss) to average net assets	2.54%	2.25%	2.11%	1.56%	1.32%
Portfolio turnover rate	118%	32%	81%	245%	196%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$10.54	$9.84	$8.81	$12.35	$11.50
Investment operations:
Net investment income (loss)(A)	0.24	0.20	0.17	0.13	0.12
Net realized and unrealized gain (loss)	0.75	0.69	1.00	(2.20)	0.84
Total investment operations	0.99	0.89	1.17	(2.07)	0.96
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.19)	(0.14)	(0.14)	(0.11)
Net realized gains	—	—	—	(1.33)	—
Total dividends and/or distributions to shareholders	(0.24)	(0.19)	(0.14)	(1.47)	(0.11)
Net asset value, end of year	$11.29	$10.54	$9.84	$8.81	$12.35
Total return(B)	9.50%	9.06%	13.37%	(17.14)%	8.33%
Ratio and supplemental data:
Net assets end of year (000’s)	$817,560	$891,676	$943,532	$912,302	$1,250,394
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.78%	0.78%	0.78%	0.77%	0.81%
Including waiver and/or reimbursement and recapture(D)	0.73%	0.73%	0.73%	0.72%	0.80%
Net investment income (loss) to average net assets	2.25%	1.97%	1.85%	1.31%	1.04%
Portfolio turnover rate	118%	32%	81%	245%	196%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation - Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2025, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and strategic asset allocation risk: The Portfolio’s tactical asset allocation strategy involves making short-term adjustments to the Portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The Portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
may result in higher transaction costs. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2026
Service Class	0.80	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$962,569,505	$1,091,167,954
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$793,740,726	$38,199,662	$(7,793,659)	$30,406,003
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$27,122,494	$—
During the year ended December 31, 2025, the capital loss carryforwards utilized are $47,170,988.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$18,397,435	$—	$—	$—	$16,873,189	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$19,091,182	$—	$—	$(27,122,494)	$—	$—	$30,406,003
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Moderate VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 4,008,092	$297,054
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Active Asset Allocation -
Moderate VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Dynamic Allocation -Balanced
VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 17.3%
iShares Core MSCI EAFE ETF (A)	177	$ 15,835
iShares MSCI EAFE ETF (A)	924,378	88,768,019
iShares MSCI Japan ETF (A)(B)	221,175	17,857,670
		106,641,524
U.S. Equity Fund - 33.2%
iShares Core S&P 500 ETF (A)	298,319	204,330,616
U.S. Fixed Income Funds - 49.0%
iShares 0-1 Year Treasury Bond ETF (A)	956,500	105,358,475
iShares 7-10 Year Treasury Bond ETF (A)	839,074	80,685,356
iShares Core U.S. Aggregate Bond ETF (A)	1,005,395	100,418,852
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)(B)	136,835	15,077,849
		301,540,532
Total Exchange-Traded Funds (Cost $568,827,713)		612,512,672
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (C)	701,250	701,250
Total Other Investment Company (Cost $701,250)		701,250

Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp.,
1.35% (C), dated 12/31/2025, to be
repurchased at $3,553,905 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $3,624,735.
$ 3,553,638	$ 3,553,638
Total Repurchase Agreement (Cost $3,553,638)	3,553,638
Total Investments (Cost $573,082,601)	616,767,560
Net Other Assets (Liabilities) - (0.2)%	(1,263,565)
Net Assets - 100.0%	$ 615,503,995
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$612,512,672	$—	$—	$612,512,672
Other Investment Company	701,250	—	—	701,250
Repurchase Agreement	—	3,553,638	—	3,553,638
Total Investments	$613,213,922	$3,553,638	$—	$616,767,560
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $22,627,738, collateralized by cash collateral of $701,250 and non-cash collateral, such as U.S. government securities of $22,407,278. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $569,528,963) (including securities loaned of $22,627,738)	$613,213,922
Repurchase agreement, at value (cost $3,553,638)	3,553,638
Receivables and other assets:
Net income from securities lending	8,363
Interest	133
Total assets	616,776,056
Liabilities:
Cash collateral received upon return of:
Securities on loan	701,250
Payables and other liabilities:
Shares of beneficial interest redeemed	109,863
Investment management fees	250,334
Distribution and service fees	140,232
Transfer agent costs	632
Trustee and CCO fees	207
Audit and tax fees	17,839
Custody fees	8,869
Legal fees	4,975
Printing and shareholder reports fees	23,825
Other accrued expenses	14,035
Total liabilities	1,272,061
Net assets	$615,503,995
Net assets consist of:
Capital stock ($0.01 par value)	$513,289
Additional paid-in capital	576,175,049
Total distributable earnings (accumulated losses)	38,815,657
Net assets	$615,503,995
Shares outstanding	51,328,893
Net asset value and offering price per share	$11.99
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$19,091,346
Interest income from unaffiliated investments	350,865
Net income from securities lending	79,794
Total investment income	19,522,005
Expenses:
Investment management fees	3,183,519
Distribution and service fees	1,598,734
Transfer agent costs	7,059
Trustee and CCO fees	32,775
Audit and tax fees	22,629
Custody fees	35,850
Legal fees	58,955
Printing and shareholder reports fees	75,187
Other	46,233
Total expenses before waiver and/or reimbursement and recapture	5,060,941
Expenses waived and/or reimbursed	(330,131)
Net expenses	4,730,810
Net investment income (loss)	14,791,195
Net realized gain (loss) on:
Unaffiliated investments	56,073,267
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(13,917,363)
Net realized and change in unrealized gain (loss)	42,155,904
Net increase (decrease) in net assets resulting from operations	$56,947,099
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$14,791,195	$14,880,861
Net realized gain (loss)	56,073,267	14,573,177
Net change in unrealized appreciation (depreciation)	(13,917,363)	31,084,563
Net increase (decrease) in net assets resulting from operations	56,947,099	60,538,601
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(14,880,694)	(13,855,971)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(14,880,694)	(13,855,971)
Capital share transactions:
Proceeds from shares sold	1,654,181	3,781,154
Dividends and/or distributions reinvested	14,880,694	13,855,971
Cost of shares redeemed	(118,385,912)	(120,210,340)
Net increase (decrease) in net assets resulting from capital share transactions	(101,851,037)	(102,573,215)
Net increase (decrease) in net assets	(59,784,632)	(55,890,585)
Net assets:
Beginning of year	675,288,627	731,179,212
End of year	$615,503,995	$675,288,627
Capital share transactions - shares:
Shares issued	146,788	346,641
Shares reinvested	1,285,034	1,229,456
Shares redeemed	(10,269,426)	(10,885,780)
Net increase (decrease) in shares outstanding	(8,837,604)	(9,309,683)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$11.22	$10.52	$9.47	$12.34	$12.53
Investment operations:
Net investment income (loss)(A)	0.27	0.23	0.19	0.13	0.12
Net realized and unrealized gain (loss)	0.78	0.69	1.00	(2.06)	1.00
Total investment operations	1.05	0.92	1.19	(1.93)	1.12
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.22)	(0.14)	(0.13)	(0.07)
Net realized gains	—	—	—	(0.81)	(1.24)
Total dividends and/or distributions to shareholders	(0.28)	(0.22)	(0.14)	(0.94)	(1.31)
Net asset value, end of year	$11.99	$11.22	$10.52	$9.47	$12.34
Total return(B)	9.42%	8.75%	12.66%	(15.89)%	9.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$615,504	$675,289	$731,179	$751,527	$1,011,184
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.79%	0.79%	0.79%	0.77%	0.84%
Including waiver and/or reimbursement and recapture(D)	0.74%	0.74%	0.74%	0.72%	0.83%
Net investment income (loss) to average net assets	2.31%	2.08%	1.87%	1.22%	0.95%
Portfolio turnover rate	102%	23%	63%	227%	55%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Dynamic Allocation - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$701,250	$—	$—	$—	$701,250
Total Borrowings	$701,250	$—	$—	$—	$701,250
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and strategic asset allocation risk: The Portfolio’s tactical asset allocation strategy involves making short-term adjustments to the Portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The Portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.80%	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$635,142,217	$722,764,933
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$586,936,462	$40,002,563	$(10,171,465)	$29,831,098
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$—	$3,523,749
During the year ended December 31, 2025, the capital loss carryforwards utilized are $47,089,354.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$14,880,694	$—	$—	$—	$13,855,971	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$14,758,973	$—	$—	$(3,523,749)	$—	$(2,250,665)	$29,831,098
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Dynamic Allocation – Balanced VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 2,699,911	$197,713
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation -
Balanced VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.8%
International Equity Funds - 22.2%
iShares Core MSCI EAFE ETF (A)	377,500	$ 33,771,150
iShares MSCI EAFE ETF (A)	221,551	21,275,542
iShares MSCI Japan ETF (A)(B)	107,958	8,716,529
		63,763,221
U.S. Equity Fund - 48.1%
iShares Core S&P 500 ETF (A)	201,569	138,062,671
U.S. Fixed Income Funds - 28.5%
iShares 0-1 Year Treasury Bond ETF (A)	427,666	47,107,410
iShares 7-10 Year Treasury Bond ETF (A)(B)	89,183	8,575,837
iShares Core U.S. Aggregate Bond ETF (A)	219,434	21,917,068
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)(B)	37,505	4,132,676
		81,732,991
Total Exchange-Traded Funds (Cost $244,056,155)		283,558,883
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (C)	817,950	817,950
Total Other Investment Company (Cost $817,950)		817,950

Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp.,
1.35% (C), dated 12/31/2025, to be
repurchased at $2,184,154 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $2,227,780.
$ 2,183,991	$ 2,183,991
Total Repurchase Agreement (Cost $2,183,991)	2,183,991
Total Investments (Cost $247,058,096)	286,560,824
Net Other Assets (Liabilities) - 0.1%	381,944
Net Assets - 100.0%	$ 286,942,768
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$283,558,883	$—	$—	$283,558,883
Other Investment Company	817,950	—	—	817,950
Repurchase Agreement	—	2,183,991	—	2,183,991
Total Investments	$284,376,833	$2,183,991	$—	$286,560,824
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $7,753,416, collateralized by cash collateral of $817,950 and non-cash collateral, such as U.S. government securities of $7,101,060. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $244,874,105) (including securities loaned of $7,753,416)	$284,376,833
Repurchase agreement, at value (cost $2,183,991)	2,183,991
Receivables and other assets:
Investments sold	1,562,374
Net income from securities lending	5,783
Interest	82
Total assets	288,129,063
Liabilities:
Cash collateral received upon return of:
Securities on loan	817,950
Payables and other liabilities:
Shares of beneficial interest redeemed	135,809
Investment management fees	117,271
Distribution and service fees	65,409
Transfer agent costs	293
Trustee and CCO fees	96
Audit and tax fees	19,075
Custody fees	4,243
Legal fees	2,303
Printing and shareholder reports fees	12,126
Other accrued expenses	11,720
Total liabilities	1,186,295
Net assets	$286,942,768
Net assets consist of:
Capital stock ($0.01 par value)	$205,352
Additional paid-in capital	226,916,415
Total distributable earnings (accumulated losses)	59,821,001
Net assets	$286,942,768
Shares outstanding	20,535,229
Net asset value and offering price per share	$13.97
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$7,723,665
Interest income from unaffiliated investments	189,862
Net income from securities lending	27,379
Total investment income	7,940,906
Expenses:
Investment management fees	1,481,678
Distribution and service fees	740,839
Transfer agent costs	3,268
Trustee and CCO fees	15,185
Audit and tax fees	21,241
Custody fees	17,485
Legal fees	27,318
Printing and shareholder reports fees	37,269
Other	31,302
Total expenses before waiver and/or reimbursement and recapture	2,375,585
Expenses waived and/or reimbursed	(152,976)
Net expenses	2,222,609
Net investment income (loss)	5,718,297
Net realized gain (loss) on:
Unaffiliated investments	34,963,514
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(11,900,228)
Net realized and change in unrealized gain (loss)	23,063,286
Net increase (decrease) in net assets resulting from operations	$28,781,583
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$5,718,297	$5,693,101
Net realized gain (loss)	34,963,514	15,234,254
Net change in unrealized appreciation (depreciation)	(11,900,228)	18,668,284
Net increase (decrease) in net assets resulting from operations	28,781,583	39,595,639
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(5,693,145)	(5,346,149)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,693,145)	(5,346,149)
Capital share transactions:
Proceeds from shares sold	1,155,751	3,013,802
Dividends and/or distributions reinvested	5,693,145	5,346,149
Cost of shares redeemed	(59,103,587)	(61,816,895)
Net increase (decrease) in net assets resulting from capital share transactions	(52,254,691)	(53,456,944)
Net increase (decrease) in net assets	(29,166,253)	(19,207,454)
Net assets:
Beginning of year	316,109,021	335,316,475
End of year	$286,942,768	$316,109,021
Capital share transactions - shares:
Shares issued	86,006	244,509
Shares reinvested	424,862	416,367
Shares redeemed	(4,452,902)	(4,933,756)
Net increase (decrease) in shares outstanding	(3,942,034)	(4,272,880)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$12.91	$11.66	$10.07	$13.58	$13.04
Investment operations:
Net investment income (loss)(A)	0.26	0.21	0.17	0.13	0.12
Net realized and unrealized gain (loss)	1.06	1.25	1.56	(2.38)	1.72
Total investment operations	1.32	1.46	1.73	(2.25)	1.84
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.21)	(0.14)	(0.14)	(0.04)
Net realized gains	—	—	—	(1.12)	(1.26)
Total dividends and/or distributions to shareholders	(0.26)	(0.21)	(0.14)	(1.26)	(1.30)
Net asset value, end of year	$13.97	$12.91	$11.66	$10.07	$13.58
Total return(B)	10.35%	12.51%	17.28%	(16.92)%	14.41%
Ratio and supplemental data:
Net assets end of year (000’s)	$286,943	$316,109	$335,316	$327,562	$452,539
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.80%	0.80%	0.81%	0.78%	0.86%
Including waiver and/or reimbursement and recapture(D)	0.75%	0.75%	0.75%	0.73%	0.85%
Net investment income (loss) to average net assets	1.93%	1.71%	1.61%	1.14%	0.92%
Portfolio turnover rate	129%	23%	32%	288%	43%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$817,950	$—	$—	$—	$817,950
Total Borrowings	$817,950	$—	$—	$—	$817,950
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Tactical and strategic asset allocation risk: The Portfolio’s tactical asset allocation strategy involves making short-term adjustments to the Portfolio’s asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. The Portfolio’s strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.80%	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$369,648,058	$418,097,671
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, organizational expenses and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$251,606,290	$36,017,325	$(1,062,791)	$34,954,534
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the capital loss carryforwards utilized are $7,768,282.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,693,145	$—	$—	$—	$5,346,149	$—	$—	$—
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$25,629,227	$—	$—	$—	$—	$(762,760)	$34,954,534
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,679,666	$118,825
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Edge 40 VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Edge 40 VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 10.2%
iShares MSCI EAFE Min Vol Factor ETF (A)	181,361	$ 15,642,386
iShares MSCI Emerging Markets Min Vol Factor ETF (A)	69,956	4,479,982
		20,122,368
U.S. Equity Funds - 30.2%
iShares MSCI USA Min Vol Factor ETF (A)(B)	133,374	12,558,496
iShares MSCI USA Momentum Factor ETF (A)(B)	50,529	12,647,914
iShares MSCI USA Quality Factor ETF (A)	66,285	13,165,527
iShares MSCI USA Size Factor ETF (A)(B)	50,301	8,127,133
iShares MSCI USA Value Factor ETF (A)	97,054	13,270,193
		59,769,263
U.S. Fixed Income Funds - 59.6%
iShares Broad USD Investment Grade Corporate Bond ETF (A)	370,817	19,197,196
iShares Core U.S. Aggregate Bond ETF (A)	986,496	98,531,221
		117,728,417
Total Exchange-Traded Funds (Cost $173,727,537)		197,620,048
OTHER INVESTMENT COMPANY - 7.7%
Securities Lending Collateral - 7.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (C)	15,170,012	15,170,012
Total Other Investment Company (Cost $15,170,012)		15,170,012

Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp.,
1.35% (C), dated 12/31/2025, to be
repurchased at $306,958 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $313,177.
$ 306,935	$ 306,935
Total Repurchase Agreement (Cost $306,935)	306,935
Total Investments (Cost $189,204,484)	213,096,995
Net Other Assets (Liabilities) - (7.8)%	(15,347,157)
Net Assets - 100.0%	$ 197,749,838
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$197,620,048	$—	$—	$197,620,048
Other Investment Company	15,170,012	—	—	15,170,012
Repurchase Agreement	—	306,935	—	306,935
Total Investments	$212,790,060	$306,935	$—	$213,096,995
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $14,875,228, collateralized by cash collateral of $15,170,012 and non-cash collateral, such as U.S. government securities of $16,500. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $188,897,549) (including securities loaned of $14,875,228)	$212,790,060
Repurchase agreement, at value (cost $306,935)	306,935
Cash	907
Foreign currency, at value (cost $711)	758
Receivables and other assets:
Net income from securities lending	10,661
Shares of beneficial interest sold	390
Interest	12
Tax reclaims	16,874
Total assets	213,126,597
Liabilities:
Cash collateral received upon return of:
Securities on loan	15,170,012
Payables and other liabilities:
Shares of beneficial interest redeemed	75,273
Investment management fees	38,567
Distribution and service fees	40,686
Transfer agent costs	203
Trustee and CCO fees	67
Audit and tax fees	25,058
Custody fees	4,723
Legal fees	1,562
Printing and shareholder reports fees	11,305
Other accrued expenses	9,303
Total liabilities	15,376,759
Net assets	$197,749,838
Net assets consist of:
Capital stock ($0.01 par value)	$215,950
Additional paid-in capital	163,399,978
Total distributable earnings (accumulated losses)	34,133,910
Net assets	$197,749,838
Net assets by class:
Initial Class	$19,680,093
Service Class	178,069,745
Shares outstanding:
Initial Class	2,133,458
Service Class	19,461,517
Net asset value and offering price per share:
Initial Class	$9.22
Service Class	9.15
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$6,428,120
Interest income from unaffiliated investments	2,180
Net income from securities lending	118,039
Total investment income	6,548,339
Expenses:
Investment management fees	609,703
Distribution and service fees:
Service Class	459,493
Transfer agent costs	2,244
Trustee and CCO fees	10,425
Audit and tax fees	26,865
Custody fees	19,058
Legal fees	18,669
Printing and shareholder reports fees	36,322
Other	22,982
Total expenses before waiver and/or reimbursement and recapture	1,205,761
Expenses waived and/or reimbursed:
Initial Class	(11,314)
Service Class	(106,391)
Recapture of previously waived and/or reimbursed fees:
Initial Class	169
Service Class	1,583
Net expenses	1,089,808
Net investment income (loss)	5,458,531
Net realized gain (loss) on:
Unaffiliated investments	6,416,278
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	10,064,232
Translation of assets and liabilities denominated in foreign currencies	2,065
Net change in unrealized appreciation (depreciation)	10,066,297
Net realized and change in unrealized gain (loss)	16,482,575
Net increase (decrease) in net assets resulting from operations	$21,941,106
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$5,458,531	$5,701,166
Net realized gain (loss)	6,416,278	6,613,301
Net change in unrealized appreciation (depreciation)	10,066,297	2,130,190
Net increase (decrease) in net assets resulting from operations	21,941,106	14,444,657
Dividends and/or distributions to shareholders:
Initial Class	(1,294,847)	(838,851)
Service Class	(11,611,062)	(8,000,408)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(12,905,909)	(8,839,259)
Capital share transactions:
Proceeds from shares sold:
Initial Class	970,264	1,922,020
Service Class	2,107,566	1,346,968
	3,077,830	3,268,988
Dividends and/or distributions reinvested:
Initial Class	1,294,847	838,851
Service Class	11,611,062	8,000,408
	12,905,909	8,839,259
Cost of shares redeemed:
Initial Class	(2,655,313)	(4,141,929)
Service Class	(34,563,880)	(35,725,115)
	(37,219,193)	(39,867,044)
Net increase (decrease) in net assets resulting from capital share transactions	(21,235,454)	(27,758,797)
Net increase (decrease) in net assets	(12,200,257)	(22,153,399)
Net assets:
Beginning of year	209,950,095	232,103,494
End of year	$197,749,838	$209,950,095
Capital share transactions - shares:
Shares issued:
Initial Class	105,929	215,210
Service Class	233,054	152,526
	338,983	367,736
Shares reinvested:
Initial Class	144,514	93,726
Service Class	1,306,081	899,933
	1,450,595	993,659
Shares redeemed:
Initial Class	(291,261)	(463,626)
Service Class	(3,815,298)	(4,046,172)
	(4,106,559)	(4,509,798)
Net increase (decrease) in shares outstanding:
Initial Class	(40,818)	(154,690)
Service Class	(2,276,163)	(2,993,713)
	(2,316,981)	(3,148,403)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$8.84	$8.64	$8.21	$10.20	$9.98
Investment operations:
Net investment income (loss)(A)	0.27	0.25	0.21	0.18	0.15
Net realized and unrealized gain (loss)	0.74	0.34	0.55	(1.62)	0.45
Total investment operations	1.01	0.59	0.76	(1.44)	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.25)	(0.20)	(0.17)	(0.18)
Net realized gains	(0.34)	(0.14)	(0.13)	(0.38)	(0.20)
Total dividends and/or distributions to shareholders	(0.63)	(0.39)	(0.33)	(0.55)	(0.38)
Net asset value, end of year	$9.22	$8.84	$8.64	$8.21	$10.20
Total return(B)	11.64%	6.71%	9.45%	(14.24)%	6.09%
Ratio and supplemental data:
Net assets end of year (000’s)	$19,680	$19,228	$20,118	$19,923	$25,371
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.37%	0.36%	0.37%	0.35%	0.34%
Including waiver and/or reimbursement and recapture	0.31%(D)	0.31%(D)	0.31%(D)	0.30%(D)(E)	0.29%(E)
Net investment income (loss) to average net assets	2.93%	2.79%	2.56%	1.97%	1.50%
Portfolio turnover rate	4%	6%	4%	5%	6%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$8.77	$8.57	$8.15	$10.12	$9.91
Investment operations:
Net investment income (loss)(A)	0.24	0.22	0.19	0.15	0.13
Net realized and unrealized gain (loss)	0.75	0.34	0.53	(1.59)	0.44
Total investment operations	0.99	0.56	0.72	(1.44)	0.57
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.22)	(0.17)	(0.15)	(0.16)
Net realized gains	(0.34)	(0.14)	(0.13)	(0.38)	(0.20)
Total dividends and/or distributions to shareholders	(0.61)	(0.36)	(0.30)	(0.53)	(0.36)
Net asset value, end of year	$9.15	$8.77	$8.57	$8.15	$10.12
Total return(B)	11.42%	6.48%	9.07%	(14.44)%	5.78%
Ratio and supplemental data:
Net assets end of year (000’s)	$178,070	$190,722	$211,985	$225,991	$307,762
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.62%	0.61%	0.62%	0.60%	0.59%
Including waiver and/or reimbursement and recapture	0.56%(D)	0.56%(D)	0.56%(D)	0.55%(D)(E)	0.54%(E)
Net investment income (loss) to average net assets	2.66%	2.52%	2.30%	1.71%	1.26%
Portfolio turnover rate	4%	6%	4%	5%	6%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by allocating substantially all of the Portfolio's assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$15,170,012	$—	$—	$—	$15,170,012
Total Borrowings	$15,170,012	$—	$—	$—	$15,170,012
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Factor-based investing risk: Factor-based investment strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a factor-based investment strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.31%	May 1, 2026
Service Class	0.56	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended December 31, 2025, the balances available for recapture by TAM for the Portfolio are as follows:
	Amounts Available
	2023	2024	2025	Total
Initial Class	$1,483	$364	$1,592	$3,439
Service Class	16,257	3,262	14,497	34,016
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$8,691,655	$37,472,068
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$191,087,371	$30,650,166	$(8,640,542)	$22,009,624
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,703,792	$—	$7,202,117	$—	$5,482,563	$—	$3,356,696	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$5,427,255	$—	$6,697,341	$—	$—	$—	$22,009,314
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 40 VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $7,202,117 for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 618,045	$58,411
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 40 VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Edge 50 VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Edge 50 VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 12.6%
iShares MSCI EAFE Min Vol Factor ETF (A)(B)	467,051	$ 40,283,149
iShares MSCI Emerging Markets Min Vol Factor ETF (A)	168,718	10,804,700
		51,087,849
U.S. Equity Funds - 37.5%
iShares MSCI USA Min Vol Factor ETF (A)(B)	339,986	32,013,082
iShares MSCI USA Momentum Factor ETF (A)(B)	130,370	32,632,914
iShares MSCI USA Quality Factor ETF (A)	167,856	33,339,559
iShares MSCI USA Size Factor ETF (A)(B)	126,384	20,419,863
iShares MSCI USA Value Factor ETF (A)(B)	247,137	33,791,042
		152,196,460
U.S. Fixed Income Fund - 49.9%
iShares Core U.S. Aggregate Bond ETF (A)	2,024,608	202,217,847
Total Exchange-Traded Funds (Cost $352,507,811)		405,502,156
OTHER INVESTMENT COMPANY - 1.5%
Securities Lending Collateral - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (C)	6,250,624	6,250,624
Total Other Investment Company (Cost $6,250,624)		6,250,624

Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp.,
1.35% (C), dated 12/31/2025, to be
repurchased at $372,709 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $380,212.
$ 372,682	$ 372,682
Total Repurchase Agreement (Cost $372,682)	372,682
Total Investments (Cost $359,131,117)	412,125,462
Net Other Assets (Liabilities) - (1.6)%	(6,511,754)
Net Assets - 100.0%	$ 405,613,708
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$405,502,156	$—	$—	$405,502,156
Other Investment Company	6,250,624	—	—	6,250,624
Repurchase Agreement	—	372,682	—	372,682
Total Investments	$411,752,780	$372,682	$—	$412,125,462
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $9,394,603, collateralized by cash collateral of $6,250,624 and non-cash collateral, such as U.S. government securities of $3,350,050. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $358,758,435) (including securities loaned of $9,394,603)	$411,752,780
Repurchase agreement, at value (cost $372,682)	372,682
Receivables and other assets:
Net income from securities lending	7,438
Interest	14
Total assets	412,132,914
Liabilities:
Cash collateral received upon return of:
Securities on loan	6,250,624
Payables and other liabilities:
Shares of beneficial interest redeemed	35,838
Investment management fees	92,404
Distribution and service fees	92,404
Transfer agent costs	413
Trustee and CCO fees	135
Audit and tax fees	19,379
Custody fees	6,166
Legal fees	3,119
Printing and shareholder reports fees	8,996
Other accrued expenses	9,728
Total liabilities	6,519,206
Net assets	$405,613,708
Net assets consist of:
Capital stock ($0.01 par value)	$289,660
Additional paid-in capital	336,817,289
Total distributable earnings (accumulated losses)	68,506,759
Net assets	$405,613,708
Shares outstanding	28,966,034
Net asset value and offering price per share	$14.00
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$11,950,155
Interest income from unaffiliated investments	4,982
Net income from securities lending	91,641
Total investment income	12,046,778
Expenses:
Investment management fees	1,231,958
Distribution and service fees	1,026,632
Transfer agent costs	4,540
Trustee and CCO fees	21,172
Audit and tax fees	22,275
Custody fees	24,326
Legal fees	37,813
Printing and shareholder reports fees	31,050
Other	31,339
Total expenses before waiver and/or reimbursement and recapture	2,431,105
Expenses waived and/or reimbursed	(205,326)
Net expenses	2,225,779
Net investment income (loss)	9,820,999
Net realized gain (loss) on:
Unaffiliated investments	9,706,683
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	28,625,774
Net realized and change in unrealized gain (loss)	38,332,457
Net increase (decrease) in net assets resulting from operations	$48,153,456
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$9,820,999	$9,851,907
Net realized gain (loss)	9,706,683	11,404,896
Net change in unrealized appreciation (depreciation)	28,625,774	11,504,161
Net increase (decrease) in net assets resulting from operations	48,153,456	32,760,964
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(23,182,513)	(15,354,801)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(23,182,513)	(15,354,801)
Capital share transactions:
Proceeds from shares sold	5,439,242	4,541,675
Dividends and/or distributions reinvested	23,182,513	15,354,801
Cost of shares redeemed	(58,176,841)	(63,233,347)
Net increase (decrease) in net assets resulting from capital share transactions	(29,555,086)	(43,336,871)
Net increase (decrease) in net assets	(4,584,143)	(25,930,708)
Net assets:
Beginning of year	410,197,851	436,128,559
End of year	$405,613,708	$410,197,851
Capital share transactions - shares:
Shares issued	394,573	343,951
Shares reinvested	1,707,107	1,151,035
Shares redeemed	(4,222,644)	(4,782,291)
Net increase (decrease) in shares outstanding	(2,120,964)	(3,287,305)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$13.20	$12.69	$11.85	$14.40	$13.70
Investment operations:
Net investment income (loss)(A)	0.33	0.30	0.26	0.20	0.17
Net realized and unrealized gain (loss)	1.27	0.69	0.88	(2.27)	0.89
Total investment operations	1.60	0.99	1.14	(2.07)	1.06
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.29)	(0.21)	(0.17)	(0.16)
Net realized gains	(0.46)	(0.19)	(0.09)	(0.31)	(0.20)
Total dividends and/or distributions to shareholders	(0.80)	(0.48)	(0.30)	(0.48)	(0.36)
Net asset value, end of year	$14.00	$13.20	$12.69	$11.85	$14.40
Total return(B)	12.35%	7.79%	9.79%	(14.48)%	7.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$405,614	$410,198	$436,129	$439,027	$540,360
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.59%	0.59%	0.59%	0.58%	0.57%
Including waiver and/or reimbursement and recapture	0.54%(D)	0.54%(D)	0.54%(D)	0.53%(D)(E)	0.52%(E)
Net investment income (loss) to average net assets	2.39%	2.28%	2.13%	1.60%	1.19%
Portfolio turnover rate	5%	7%	5%	7%	7%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by allocating substantially all of the Portfolio's assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$6,250,624	$—	$—	$—	$6,250,624
Total Borrowings	$6,250,624	$—	$—	$—	$6,250,624
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Factor-based investing risk: Factor-based investment strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a factor-based investment strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$21,035,539	$64,169,024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$365,471,174	$68,208,733	$(21,554,445)	$46,654,288
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$9,853,144	$—	$13,329,369	$—	$9,236,996	$—	$6,117,805	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$9,790,054	$—	$12,062,417	$—	$—	$—	$46,654,288
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. OPERATING SEGMENTS (continued)
operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 50 VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $13,329,369 for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,567,611	$144,916
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 50 VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Edge 75 VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Edge 75 VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 18.7%
iShares MSCI EAFE Min Vol Factor ETF (A)	256,548	$ 22,127,265
iShares MSCI Emerging Markets Min Vol Factor ETF (A)	93,100	5,962,124
		28,089,389
U.S. Equity Funds - 56.4%
iShares MSCI USA Min Vol Factor ETF (A)(B)	196,440	18,496,790
iShares MSCI USA Momentum Factor ETF (A)	71,462	17,887,653
iShares MSCI USA Quality Factor ETF (A)	93,875	18,645,453
iShares MSCI USA Size Factor ETF (A)	67,667	10,932,957
iShares MSCI USA Value Factor ETF (A)	135,960	18,589,811
		84,552,664
U.S. Fixed Income Fund - 24.9%
iShares Core U.S. Aggregate Bond ETF (A)	373,123	37,267,525
Total Exchange-Traded Funds (Cost $116,694,379)		149,909,578
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (C)	404,250	404,250
Total Other Investment Company (Cost $404,250)		404,250

Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp.,
1.35% (C), dated 12/31/2025, to be
repurchased at $245,823 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $250,724. (C)
$ 245,805	$ 245,805
Total Repurchase Agreement (Cost $245,805)	245,805
Total Investments (Cost $117,344,434)	150,559,633
Net Other Assets (Liabilities) - (0.4)%	(594,206)
Net Assets - 100.0%	$ 149,965,427
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$149,909,578	$—	$—	$149,909,578
Other Investment Company	404,250	—	—	404,250
Repurchase Agreement	—	245,805	—	245,805
Total Investments	$150,313,828	$245,805	$—	$150,559,633
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $395,472, collateralized by cash collateral of $404,250. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the period ended December 31, 2025. Please reference the Investment Valuation section of the
Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $117,098,629) (including securities loaned of $395,472)	$150,313,828
Repurchase agreement, at value (cost $245,805)	245,805
Receivables and other assets:
Net income from securities lending	1,899
Interest	9
Total assets	150,561,541
Liabilities:
Cash collateral received upon return of:
Securities on loan	404,250
Payables and other liabilities:
Shares of beneficial interest redeemed	90,490
Investment management fees	34,009
Distribution and service fees	34,009
Transfer agent costs	152
Trustee and CCO fees	50
Audit and tax fees	18,534
Custody fees	2,602
Legal fees	1,126
Printing and shareholder reports fees	2,940
Other accrued expenses	7,952
Total liabilities	596,114
Net assets	$149,965,427
Net assets consist of:
Capital stock ($0.01 par value)	$94,706
Additional paid-in capital	108,909,310
Total distributable earnings (accumulated losses)	40,961,411
Net assets	$149,965,427
Shares outstanding	9,470,561
Net asset value and offering price per share	$15.83
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$3,584,904
Interest income from unaffiliated investments	1,952
Net income from securities lending	61,695
Total investment income	3,648,551
Expenses:
Investment management fees	448,095
Distribution and service fees	373,412
Transfer agent costs	1,653
Trustee and CCO fees	7,712
Audit and tax fees	19,751
Custody fees	10,206
Legal fees	13,762
Printing and shareholder reports fees	10,192
Other	19,843
Total expenses before waiver and/or reimbursement and recapture	904,626
Expenses waived and/or reimbursed	(74,682)
Net expenses	829,944
Net investment income (loss)	2,818,607
Net realized gain (loss) on:
Unaffiliated investments	6,688,815
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	11,939,535
Net realized and change in unrealized gain (loss)	18,628,350
Net increase (decrease) in net assets resulting from operations	$21,446,957
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$2,818,607	$2,862,791
Net realized gain (loss)	6,688,815	6,287,585
Net change in unrealized appreciation (depreciation)	11,939,535	7,280,552
Net increase (decrease) in net assets resulting from operations	21,446,957	16,430,928
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(9,912,030)	(7,074,859)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,912,030)	(7,074,859)
Capital share transactions:
Proceeds from shares sold	5,505,516	7,683,515
Dividends and/or distributions reinvested	9,912,030	7,074,859
Cost of shares redeemed	(25,532,553)	(27,665,798)
Net increase (decrease) in net assets resulting from capital share transactions	(10,115,007)	(12,907,424)
Net increase (decrease) in net assets	1,419,920	(3,551,355)
Net assets:
Beginning of year	148,545,507	152,096,862
End of year	$149,965,427	$148,545,507
Capital share transactions - shares:
Shares issued	358,974	515,758
Shares reinvested	649,969	479,002
Shares redeemed	(1,655,273)	(1,889,052)
Net increase (decrease) in shares outstanding	(646,330)	(894,292)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$14.68	$13.81	$12.96	$16.20	$14.79
Investment operations:
Net investment income (loss)(A)	0.29	0.28	0.24	0.21	0.18
Net realized and unrealized gain (loss)	1.94	1.29	1.29	(2.62)	1.73
Total investment operations	2.23	1.57	1.53	(2.41)	1.91
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.28)	(0.25)	(0.20)	(0.17)
Net realized gains	(0.77)	(0.42)	(0.43)	(0.63)	(0.33)
Total dividends and/or distributions to shareholders	(1.08)	(0.70)	(0.68)	(0.83)	(0.50)
Net asset value, end of year	$15.83	$14.68	$13.81	$12.96	$16.20
Total return(B)	15.47%	11.40%	12.09%	(15.06)%	12.94%
Ratio and supplemental data:
Net assets end of year (000’s)	$149,965	$148,546	$152,097	$158,210	$218,989
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.61%	0.61%	0.60%	0.59%	0.58%
Including waiver and/or reimbursement and recapture	0.56%(D)	0.56%(D)	0.55%(D)	0.54%(D)(E)	0.53%(E)
Net investment income (loss) to average net assets	1.89%	1.88%	1.84%	1.50%	1.16%
Portfolio turnover rate	8%	9%	6%	8%	14%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by allocating substantially all of the Portfolio's assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$404,250	$—	$—	$—	$404,250
Total Borrowings	$404,250	$—	$—	$—	$404,250
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Factor-based investing risk: Factor-based investment strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a factor-based investment strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$12,067,180	$28,676,575
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$119,833,061	$33,849,103	$(3,122,531)	$30,726,572
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$2,863,210	$—	$7,048,820	$—	$2,837,537	$—	$4,237,322	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$2,790,211	$—	$7,444,628	$—	$—	$—	$30,726,572
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 75 VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $7,048,820 for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 839,533	$78,269
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 75 VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Edge 100 VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Edge 100 VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 25.0%
iShares MSCI EAFE Min Vol Factor ETF (A)	180,093	$ 15,533,021
iShares MSCI Emerging Markets Min Vol Factor ETF (A)	68,046	4,357,666
		19,890,687
U.S. Equity Funds - 75.0%
iShares MSCI USA Min Vol Factor ETF (A)	136,694	12,871,107
iShares MSCI USA Momentum Factor ETF (A)(B)	51,245	12,827,136
iShares MSCI USA Quality Factor ETF (A)	65,511	13,011,795
iShares MSCI USA Size Factor ETF (A)(B)	48,721	7,871,852
iShares MSCI USA Value Factor ETF (A)	95,909	13,113,637
		59,695,527
Total Exchange-Traded Funds (Cost $58,183,717)		79,586,214
OTHER INVESTMENT COMPANY - 10.4%
Securities Lending Collateral - 10.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (C)	8,280,828	8,280,828
Total Other Investment Company (Cost $8,280,828)		8,280,828

Principal	Value
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp.,
1.35% (C), dated 12/31/2025, to be
repurchased at $129,416 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $132,157.
$ 129,407	$ 129,407
Total Repurchase Agreement (Cost $129,407)	129,407
Total Investments (Cost $66,593,952)	87,996,449
Net Other Assets (Liabilities) - (10.6)%	(8,464,392)
Net Assets - 100.0%	$ 79,532,057
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$79,586,214	$—	$—	$79,586,214
Other Investment Company	8,280,828	—	—	8,280,828
Repurchase Agreement	—	129,407	—	129,407
Total Investments	$87,867,042	$129,407	$—	$87,996,449
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $8,112,047, collateralized by cash collateral of $8,280,828. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $66,464,545) (including securities loaned of $8,112,047)	$87,867,042
Repurchase agreement, at value (cost $129,407)	129,407
Receivables and other assets:
Net income from securities lending	7,918
Interest	5
Total assets	88,004,372
Liabilities:
Cash collateral received upon return of:
Securities on loan	8,280,828
Payables and other liabilities:
Shares of beneficial interest redeemed	129,219
Investment management fees	14,862
Distribution and service fees	17,885
Transfer agent costs	77
Trustee and CCO fees	25
Audit and tax fees	18,300
Custody fees	1,478
Legal fees	565
Printing and shareholder reports fees	1,621
Other accrued expenses	7,455
Total liabilities	8,472,315
Net assets	$79,532,057
Net assets consist of:
Capital stock ($0.01 par value)	$48,124
Additional paid-in capital	51,372,243
Total distributable earnings (accumulated losses)	28,111,690
Net assets	$79,532,057
Shares outstanding	4,812,351
Net asset value and offering price per share	$16.53
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$1,455,340
Interest income from unaffiliated investments	1,605
Net income from securities lending	50,134
Total investment income	1,507,079
Expenses:
Investment management fees	227,982
Distribution and service fees	189,985
Transfer agent costs	842
Trustee and CCO fees	3,945
Audit and tax fees	19,048
Custody fees	5,798
Legal fees	7,058
Printing and shareholder reports fees	6,050
Other	15,727
Total expenses before waiver and/or reimbursement and recapture	476,435
Expenses waived and/or reimbursed	(50,794)
Net expenses	425,641
Net investment income (loss)	1,081,438
Net realized gain (loss) on:
Unaffiliated investments	5,863,335
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	5,939,782
Net realized and change in unrealized gain (loss)	11,803,117
Net increase (decrease) in net assets resulting from operations	$12,884,555
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$1,081,438	$1,092,793
Net realized gain (loss)	5,863,335	3,191,834
Net change in unrealized appreciation (depreciation)	5,939,782	5,507,589
Net increase (decrease) in net assets resulting from operations	12,884,555	9,792,216
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(4,344,530)	(2,500,186)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,344,530)	(2,500,186)
Capital share transactions:
Proceeds from shares sold	6,827,840	7,554,371
Dividends and/or distributions reinvested	4,344,530	2,500,186
Cost of shares redeemed	(13,867,626)	(9,884,730)
Net increase (decrease) in net assets resulting from capital share transactions	(2,695,256)	169,827
Net increase (decrease) in net assets	5,844,769	7,461,857
Net assets:
Beginning of year	73,687,288	66,225,431
End of year	$79,532,057	$73,687,288
Capital share transactions - shares:
Shares issued	423,481	518,387
Shares reinvested	274,623	168,931
Shares redeemed	(868,703)	(679,130)
Net increase (decrease) in shares outstanding	(170,599)	8,188
FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$14.79	$13.31	$13.92	$17.38	$15.16
Investment operations:
Net investment income (loss)(A)	0.22	0.22	0.22	0.20	0.19
Net realized and unrealized gain (loss)	2.48	1.77	1.64	(2.93)	2.58
Total investment operations	2.70	1.99	1.86	(2.73)	2.77
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.20)	(0.28)	(0.18)	(0.16)
Net realized gains	(0.72)	(0.31)	(2.19)	(0.55)	(0.39)
Total dividends and/or distributions to shareholders	(0.96)	(0.51)	(2.47)	(0.73)	(0.55)
Net asset value, end of year	$16.53	$14.79	$13.31	$13.92	$17.38
Total return(B)	18.54%	14.99%	14.47%	(15.76)%	18.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$79,532	$73,687	$66,225	$60,526	$105,304
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.63%	0.63%	0.64%	0.61%	0.60%
Including waiver and/or reimbursement and recapture	0.56%(D)	0.56%(D)	0.56%(D)	0.56%(D)(E)	0.56%(E)
Net investment income (loss) to average net assets	1.42%	1.51%	1.61%	1.35%	1.12%
Portfolio turnover rate	14%	12%	8%	10%	9%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by allocating substantially all of the Portfolio's assets to a mix of exchange-traded funds (“ETFs”) advised by an affiliate of the Portfolio's sub-adviser (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$8,280,828	$—	$—	$—	$8,280,828
Total Borrowings	$8,280,828	$—	$—	$—	$8,280,828
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Factor-based investing risk: Factor-based investment strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a factor-based investment strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Small and medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended December 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Service Class	$16,271	$11,664	$12,796	$40,731
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$10,612,049	$—	$16,438,615	$—
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$66,767,002	$21,229,447	$—	$21,229,447
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$1,094,289	$—	$3,250,241	$—	$988,717	$—	$1,511,469	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$1,069,910	$—	$5,812,333	$—	$—	$—	$21,229,447
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 100 VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $3,250,241 for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 573,938	$53,758
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Edge 100 VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Tactical - Balanced VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Tactical - Balanced VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 95.6%
International Equity Funds - 21.0%
iShares Core MSCI EAFE ETF (A)	204,429	$ 18,288,218
iShares Core MSCI Emerging Markets ETF (A)	113,023	7,597,406
iShares MSCI Canada ETF (A)	91,930	4,957,785
iShares MSCI EAFE ETF (A)	164,118	15,760,252
iShares MSCI Emerging Markets ETF (A)	174,741	9,560,080
iShares MSCI Japan ETF (A)(B)	113,215	9,140,979
		65,304,720
U.S. Equity Funds - 30.0%
iShares Core S&P 500 ETF (A)	49,971	34,227,137
iShares Core S&P Total U.S. Stock Market ETF (A)	396,667	58,980,416
		93,207,553
U.S. Fixed Income Funds - 44.6%
iShares 0-1 Year Treasury Bond ETF (A)(B)	666,541	73,419,491
iShares Broad USD High Yield Corporate Bond ETF (A)(B)	84,925	3,175,770
iShares Broad USD Investment Grade Corporate Bond ETF (A)	368,419	19,073,052
iShares Core U.S. Aggregate Bond ETF (A)	430,326	42,980,961
		138,649,274
Total Exchange-Traded Funds (Cost $261,570,693)		297,161,547
	Shares	Value
OTHER INVESTMENT COMPANY - 7.9%
Securities Lending Collateral - 7.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (C)	24,492,750	$ 24,492,750
Total Other Investment Company (Cost $24,492,750)		24,492,750

	Principal	Value
REPURCHASE AGREEMENT - 4.0%
Fixed Income Clearing Corp., 1.35% (C), dated 12/31/2025, to be repurchased at $12,487,836 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $12,736,693.	$ 12,486,900	12,486,900
Total Repurchase Agreement (Cost $12,486,900)		12,486,900
Total Investments (Cost $298,550,343)		334,141,197
Net Other Assets (Liabilities) - (7.5)%		(23,435,527)
Net Assets - 100.0%		$ 310,705,670
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$297,161,547	$—	$—	$297,161,547
Other Investment Company	24,492,750	—	—	24,492,750
Repurchase Agreement	—	12,486,900	—	12,486,900
Total Investments	$321,654,297	$12,486,900	$—	$334,141,197
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $32,143,784, collateralized by cash collateral of $24,492,750 and non-cash collateral, such as U.S. government securities of $8,341,475. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $286,063,443) (including securities loaned of $32,143,784)	$321,654,297
Repurchase agreement, at value (cost $12,486,900)	12,486,900
Foreign currency, at value (cost $128)	136
Receivables and other assets:
Investments sold	1,391,097
Net income from securities lending	12,477
Interest	468
Total assets	335,545,375
Liabilities:
Cash collateral received upon return of:
Securities on loan	24,492,750
Payables and other liabilities:
Shares of beneficial interest redeemed	66,390
Investment management fees	118,116
Distribution and service fees	69,274
Transfer agent costs	317
Trustee and CCO fees	104
Audit and tax fees	44,758
Custody fees	20,188
Legal fees	2,448
Printing and shareholder reports fees	15,271
Other accrued expenses	10,089
Total liabilities	24,839,705
Net assets	$310,705,670
Net assets consist of:
Capital stock ($0.01 par value)	$283,417
Additional paid-in capital	328,921,754
Total distributable earnings (accumulated losses)	(18,499,501)
Net assets	$310,705,670
Net assets by class:
Initial Class	$5,883,283
Service Class	304,822,387
Shares outstanding:
Initial Class	525,617
Service Class	27,816,047
Net asset value and offering price per share:
Initial Class	$11.19
Service Class	10.96
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$9,441,043
Interest income from unaffiliated investments	150,283
Net income from securities lending	88,854
Total investment income	9,680,180
Expenses:
Investment management fees	1,591,412
Distribution and service fees:
Service Class	781,639
Transfer agent costs	3,515
Trustee and CCO fees	16,351
Audit and tax fees	47,314
Legal fees	29,239
Printing and shareholder reports fees	49,953
Other	27,811
Total expenses before waiver and/or reimbursement and recapture	2,547,234
Expenses waived and/or reimbursed:
Initial Class	(3,646)
Service Class	(200,393)
Net expenses	2,343,195
Net investment income (loss)	7,336,985
Net realized gain (loss) on:
Unaffiliated investments	12,133,458
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	19,169,070
Translation of assets and liabilities denominated in foreign currencies	16
Net change in unrealized appreciation (depreciation)	19,169,086
Net realized and change in unrealized gain (loss)	31,302,544
Net increase (decrease) in net assets resulting from operations	$38,639,529
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$7,336,985	$10,375,266
Net realized gain (loss)	12,133,458	(6,011,045)
Net change in unrealized appreciation (depreciation)	19,169,086	24,971,600
Net increase (decrease) in net assets resulting from operations	38,639,529	29,335,821
Dividends and/or distributions to shareholders:
Initial Class	(198,223)	(205,022)
Service Class	(10,020,988)	(12,265,859)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,219,211)	(12,470,881)
Capital share transactions:
Proceeds from shares sold:
Initial Class	440,548	333,394
Service Class	2,013,677	1,383,710
	2,454,225	1,717,104
Dividends and/or distributions reinvested:
Initial Class	198,223	205,022
Service Class	10,020,988	12,265,859
	10,219,211	12,470,881
Cost of shares redeemed:
Initial Class	(694,731)	(537,883)
Service Class	(59,659,617)	(63,782,161)
	(60,354,348)	(64,320,044)
Net increase (decrease) in net assets resulting from capital share transactions	(47,680,912)	(50,132,059)
Net increase (decrease) in net assets	(19,260,594)	(33,267,119)
Net assets:
Beginning of year	329,966,264	363,233,383
End of year	$310,705,670	$329,966,264
Capital share transactions - shares:
Shares issued:
Initial Class	41,341	32,840
Service Class	195,212	138,486
	236,553	171,326
Shares reinvested:
Initial Class	18,405	20,199
Service Class	949,857	1,232,750
	968,262	1,252,949
Shares redeemed:
Initial Class	(64,792)	(53,280)
Service Class	(5,714,227)	(6,424,728)
	(5,779,019)	(6,478,008)
Net increase (decrease) in shares outstanding:
Initial Class	(5,046)	(241)
Service Class	(4,569,158)	(5,053,492)
	(4,574,204)	(5,053,733)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$10.23	$9.76	$8.91	$12.31	$12.46
Investment operations:
Net investment income (loss)(A)	0.28	0.32	0.34	0.15	0.08
Net realized and unrealized gain (loss)	1.06	0.55	0.63	(2.48)	0.74
Total investment operations	1.34	0.87	0.97	(2.33)	0.82
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.40)	(0.12)	(0.09)	—
Net realized gains	—	—	—	(0.98)	(0.97)
Total dividends and/or distributions to shareholders	(0.38)	(0.40)	(0.12)	(1.07)	(0.97)
Net asset value, end of year	$11.19	$10.23	$9.76	$8.91	$12.31
Total return(B)	13.23%	8.90%	10.99%	(19.42)%	6.62%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,883	$5,429	$5,180	$5,025	$6,616
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.56%	0.69%	0.89%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.49%(D)(E)	0.65%(D)	0.89%	0.86%	0.86%
Net investment income (loss) to average net assets	2.58%	3.20%	3.64%	1.47%	0.60%
Portfolio turnover rate(F)	41%	149%	31%(G)	33%	38%(G)

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)	TAM has contractually agreed, through May 1, 2026, to waive an additional 0.03% of the Portfolio’s management fee. This amount is not subject to recapture by TAM.
(F)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 41%, 220%, 278%, 225% and 156%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

(G)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$10.02	$9.56	$8.73	$12.08	$12.27
Investment operations:
Net investment income (loss)(A)	0.24	0.29	0.31	0.12	0.04
Net realized and unrealized gain (loss)	1.05	0.54	0.62	(2.43)	0.74
Total investment operations	1.29	0.83	0.93	(2.31)	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.37)	(0.10)	(0.06)	—
Net realized gains	—	—	—	(0.98)	(0.97)
Total dividends and/or distributions to shareholders	(0.35)	(0.37)	(0.10)	(1.04)	(0.97)
Net asset value, end of year	$10.96	$10.02	$9.56	$8.73	$12.08
Total return(B)	13.00%	8.69%	10.66%	(19.65)%	6.39%
Ratio and supplemental data:
Net assets end of year (000’s)	$304,823	$324,537	$358,053	$370,773	$525,408
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.80%	0.94%	1.14%	1.11%	1.11%
Including waiver and/or reimbursement and recapture	0.74%(D)(E)	0.90%(D)	1.14%	1.11%	1.11%
Net investment income (loss) to average net assets	2.30%	2.96%	3.39%	1.21%	0.36%
Portfolio turnover rate(F)	41%	149%	31%(G)	33%	38%(G)

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)	TAM has contractually agreed, through May 1, 2026, to waive an additional 0.03% of the Portfolio’s management fee. This amount is not subject to recapture by TAM.
(F)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 41%, 220%, 278%, 225% and 156%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

(G)	Excludes sale-buyback transactions.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Tactical - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by the Portfolio's sub-adviser or an affiliate (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$24,492,750	$—	$—	$—	$24,492,750
Total Borrowings	$24,492,750	$—	$—	$—	$24,492,750
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: To the extent the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser, and to waive an additional 0.03% of the Portfolio’s management fee. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.63%	May 1, 2026
Service Class	0.88	May 1, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$127,677,030	$—	$187,805,380	$—
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$298,788,745	$35,405,335	$(52,883)	$35,352,452
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$18,631,260	$42,527,403
During the year ended December 31, 2025, the capital loss carryforwards utilized are $12,371,860.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$10,219,211	$—	$—	$—	$12,470,881	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$7,306,702	$—	$—	$(61,158,663)	$—	$—	$35,352,460
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Tactical – Balanced VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Tactical – Balanced VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,590,468	$149,797
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Balanced VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Tactical - Conservative VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Tactical - Conservative VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 96.1%
International Equity Funds - 15.9%
iShares Core MSCI EAFE ETF (A)	71,787	$ 6,422,065
iShares Core MSCI Emerging Markets ETF (A)	46,529	3,127,679
iShares MSCI Canada ETF (A)	35,200	1,898,336
iShares MSCI EAFE ETF (A)	55,909	5,368,941
iShares MSCI Emerging Markets ETF (A)	49,884	2,729,154
iShares MSCI Japan ETF (A)(B)	56,364	4,550,829
		24,097,004
U.S. Equity Funds - 20.6%
iShares Core S&P 500 ETF (A)	15,216	10,422,047
iShares Core S&P Total U.S. Stock Market ETF (A)	140,872	20,946,258
		31,368,305
U.S. Fixed Income Funds - 59.6%
iShares 0-1 Year Treasury Bond ETF (A)(B)	326,962	36,014,864
iShares Broad USD High Yield Corporate Bond ETF (A)(B)	41,860	1,565,355
iShares Broad USD Investment Grade Corporate Bond ETF (A)(B)	235,556	12,194,734
iShares Core U.S. Aggregate Bond ETF (A)	408,553	40,806,274
		90,581,227
Total Exchange-Traded Funds (Cost $133,312,590)		146,046,536
	Shares	Value
OTHER INVESTMENT COMPANY - 21.9%
Securities Lending Collateral - 21.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (C)	33,301,500	$ 33,301,500
Total Other Investment Company (Cost $33,301,500)		33,301,500

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp., 1.35% (C), dated 12/31/2025, to be repurchased at $6,208,574 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $6,332,298.	$ 6,208,108	6,208,108
Total Repurchase Agreement (Cost $6,208,108)		6,208,108
Total Investments (Cost $172,822,198)		185,556,144
Net Other Assets (Liabilities) - (22.1)%		(33,590,264)
Net Assets - 100.0%		$ 151,965,880
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$146,046,536	$—	$—	$146,046,536
Other Investment Company	33,301,500	—	—	33,301,500
Repurchase Agreement	—	6,208,108	—	6,208,108
Total Investments	$179,348,036	$6,208,108	$—	$185,556,144
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $39,099,939, collateralized by cash collateral of $33,301,500 and non-cash collateral, such as U.S. government securities of $6,639,208. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $166,614,090) (including securities loaned of $39,099,939)	$179,348,036
Repurchase agreement, at value (cost $6,208,108)	6,208,108
Foreign currency, at value (cost $224)	243
Receivables and other assets:
Net income from securities lending	5,695
Interest	233
Total assets	185,562,315
Liabilities:
Cash collateral received upon return of:
Securities on loan	33,301,500
Payables and other liabilities:
Shares of beneficial interest redeemed	117,892
Investment management fees	56,659
Distribution and service fees	32,645
Transfer agent costs	156
Trustee and CCO fees	51
Audit and tax fees	44,239
Custody fees	24,771
Legal fees	1,205
Printing and shareholder reports fees	8,324
Other accrued expenses	8,993
Total liabilities	33,596,435
Net assets	$151,965,880
Net assets consist of:
Capital stock ($0.01 par value)	$145,847
Additional paid-in capital	168,788,247
Total distributable earnings (accumulated losses)	(16,968,214)
Net assets	$151,965,880
Net assets by class:
Initial Class	$9,074,485
Service Class	142,891,395
Shares outstanding:
Initial Class	859,611
Service Class	13,725,110
Net asset value and offering price per share:
Initial Class	$10.56
Service Class	10.41
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$5,154,462
Interest income from unaffiliated investments	74,283
Net income from securities lending	51,095
Total investment income	5,279,840
Expenses:
Investment management fees	783,412
Distribution and service fees:
Service Class	369,664
Transfer agent costs	1,728
Trustee and CCO fees	8,038
Audit and tax fees	45,746
Legal fees	14,354
Printing and shareholder reports fees	27,355
Other	20,785
Total expenses before waiver and/or reimbursement and recapture	1,271,082
Expenses waived and/or reimbursed:
Initial Class	(6,081)
Service Class	(100,896)
Net expenses	1,164,105
Net investment income (loss)	4,115,735
Net realized gain (loss) on:
Unaffiliated investments	5,279,148
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	6,500,797
Translation of assets and liabilities denominated in foreign currencies	28
Net change in unrealized appreciation (depreciation)	6,500,825
Net realized and change in unrealized gain (loss)	11,779,973
Net increase (decrease) in net assets resulting from operations	$15,895,708
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$4,115,735	$5,320,223
Net realized gain (loss)	5,279,148	(8,347,696)
Net change in unrealized appreciation (depreciation)	6,500,825	13,632,493
Net increase (decrease) in net assets resulting from operations	15,895,708	10,605,020
Dividends and/or distributions to shareholders:
Initial Class	(321,813)	(329,927)
Service Class	(4,893,403)	(5,981,958)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,215,216)	(6,311,885)
Capital share transactions:
Proceeds from shares sold:
Initial Class	589,546	325,117
Service Class	1,416,603	1,362,989
	2,006,149	1,688,106
Dividends and/or distributions reinvested:
Initial Class	321,813	329,927
Service Class	4,893,403	5,981,958
	5,215,216	6,311,885
Cost of shares redeemed:
Initial Class	(1,010,085)	(861,190)
Service Class	(28,692,580)	(32,125,619)
	(29,702,665)	(32,986,809)
Net increase (decrease) in net assets resulting from capital share transactions	(22,481,300)	(24,986,818)
Net increase (decrease) in net assets	(11,800,808)	(20,693,683)
Net assets:
Beginning of year	163,766,688	184,460,371
End of year	$151,965,880	$163,766,688
Capital share transactions - shares:
Shares issued:
Initial Class	57,125	32,908
Service Class	139,480	140,719
	196,605	173,627
Shares reinvested:
Initial Class	31,488	33,529
Service Class	484,976	615,428
	516,464	648,957
Shares redeemed:
Initial Class	(98,374)	(87,909)
Service Class	(2,855,203)	(3,308,915)
	(2,953,577)	(3,396,824)
Net increase (decrease) in shares outstanding:
Initial Class	(9,761)	(21,472)
Service Class	(2,230,747)	(2,552,768)
	(2,240,508)	(2,574,240)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$9.86	$9.63	$9.09	$11.84	$12.47
Investment operations:
Net investment income (loss)(A)	0.30	0.32	0.33	0.17	0.13
Net realized and unrealized gain (loss)	0.78	0.30	0.35	(2.17)	0.41
Total investment operations	1.08	0.62	0.68	(2.00)	0.54
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.39)	(0.14)	(0.14)	(0.16)
Net realized gains	—	—	—	(0.61)	(1.01)
Total dividends and/or distributions to shareholders	(0.38)	(0.39)	(0.14)	(0.75)	(1.17)
Net asset value, end of year	$10.56	$9.86	$9.63	$9.09	$11.84
Total return(B)	11.03%	6.42%	7.57%	(17.12)%	4.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$9,075	$8,573	$8,580	$8,782	$11,199
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.58%	0.72%	0.90%(D)	0.87%(D)	0.87%(D)
Including waiver and/or reimbursement and recapture	0.51%(E)(F)	0.69%(E)	0.90%(D)	0.87%(D)	0.87%(D)
Net investment income (loss) to average net assets	2.89%	3.27%	3.58%	1.69%	1.03%
Portfolio turnover rate(G)	35%	162%	28%(H)	34%(H)	60%(H)

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Includes interest fee on sale-buyback transactions.
(E)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(F)	TAM has contractually agreed, through May 1, 2026, to waive an additional 0.04% of the Portfolio’s management fee. This amount is not subject to recapture by TAM.
(G)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 35%, 245%, 262%, 254% and 172%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

(H)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$9.73	$9.50	$8.97	$11.68	$12.31
Investment operations:
Net investment income (loss)(A)	0.26	0.29	0.31	0.14	0.09
Net realized and unrealized gain (loss)	0.77	0.30	0.33	(2.13)	0.42
Total investment operations	1.03	0.59	0.64	(1.99)	0.51
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.36)	(0.11)	(0.11)	(0.13)
Net realized gains	—	—	—	(0.61)	(1.01)
Total dividends and/or distributions to shareholders	(0.35)	(0.36)	(0.11)	(0.72)	(1.14)
Net asset value, end of year	$10.41	$9.73	$9.50	$8.97	$11.68
Total return(B)	10.65%	6.22%	7.24%	(17.29)%	4.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$142,891	$155,194	$175,880	$187,658	$261,941
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.83%	0.97%	1.15%(D)	1.12%(D)	1.12%(D)
Including waiver and/or reimbursement and recapture	0.76%(E)(F)	0.94%(E)	1.15%(D)	1.12%(D)	1.12%(D)
Net investment income (loss) to average net assets	2.61%	3.01%	3.33%	1.42%	0.78%
Portfolio turnover rate(G)	35%	162%	28%(H)	34%(H)	60%(H)

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Includes interest fee on sale-buyback transactions.
(E)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(F)	TAM has contractually agreed, through May 1, 2026, to waive an additional 0.04% of the Portfolio’s management fee. This amount is not subject to recapture by TAM.
(G)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 35%, 245%, 262%, 254% and 172%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

(H)	Excludes sale-buyback transactions.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Tactical - Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by the Portfolio's sub-adviser or an affiliate (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$33,301,500	$—	$—	$—	$33,301,500
Total Borrowings	$33,301,500	$—	$—	$—	$33,301,500
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Underlying exchange-traded funds risk: To the extent the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser, and to waive an additional 0.04% of the Portfolio’s management fee. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.63%	May 1, 2026
Service Class	0.88	May 1, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$54,171,072	$—	$81,856,137	$—
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$172,857,568	$12,717,999	$(19,423)	$12,698,576
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$10,031,221	$23,734,723
During the year ended December 31, 2025, the capital loss carryforwards utilized are $5,300,205.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,215,216	$—	$—	$—	$6,311,885	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$4,099,135	$—	$—	$(33,765,944)	$—	$—	$12,698,595
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Tactical – Conservative VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Tactical – Conservative VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 587,819	$55,160
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Conservative VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
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Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock iShares Tactical - Growth VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock iShares Tactical - Growth VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 96.0%
International Equity Funds - 28.4%
iShares Core MSCI EAFE ETF (A)	195,243	$ 17,466,439
iShares Core MSCI Emerging Markets ETF (A)	124,108	8,342,540
iShares MSCI Canada ETF (A)	98,299	5,301,265
iShares MSCI EAFE ETF (A)	189,573	18,204,695
iShares MSCI Emerging Markets ETF (A)	178,435	9,762,179
iShares MSCI Japan ETF (A)(B)	83,721	6,759,633
		65,836,751
U.S. Equity Funds - 43.1%
iShares Core S&P 500 ETF (A)	60,724	41,592,297
iShares Core S&P Total U.S. Stock Market ETF (A)	392,660	58,384,615
		99,976,912
U.S. Fixed Income Funds - 24.5%
iShares 0-1 Year Treasury Bond ETF (A)(B)	491,368	54,124,185
iShares Broad USD Investment Grade Corporate Bond ETF (A)	26,172	1,354,925
iShares Core U.S. Aggregate Bond ETF (A)	14,583	1,456,550
		56,935,660
Total Exchange-Traded Funds (Cost $186,356,486)		222,749,323
	Shares	Value
OTHER INVESTMENT COMPANY - 14.8%
Securities Lending Collateral - 14.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (C)	34,323,750	$ 34,323,750
Total Other Investment Company (Cost $34,323,750)		34,323,750

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp., 1.35% (C), dated 12/31/2025, to be repurchased at $9,597,267 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $9,788,480.	$ 9,596,547	9,596,547
Total Repurchase Agreement (Cost $9,596,547)		9,596,547
Total Investments (Cost $230,276,783)		266,669,620
Net Other Assets (Liabilities) - (14.9)%		(34,612,294)
Net Assets - 100.0%		$ 232,057,326
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$222,749,323	$—	$—	$222,749,323
Other Investment Company	34,323,750	—	—	34,323,750
Repurchase Agreement	—	9,596,547	—	9,596,547
Total Investments	$257,073,073	$9,596,547	$—	$266,669,620
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $40,145,332, collateralized by cash collateral of $34,323,750 and non-cash collateral, such as U.S. government securities of $6,681,098. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at December 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $220,680,236) (including securities loaned of $40,145,332)	$257,073,073
Repurchase agreement, at value (cost $9,596,547)	9,596,547
Foreign currency, at value (cost $58)	62
Receivables and other assets:
Net income from securities lending	12,818
Interest	360
Total assets	266,682,860
Liabilities:
Cash collateral received upon return of:
Securities on loan	34,323,750
Payables and other liabilities:
Shares of beneficial interest redeemed	61,058
Investment management fees	94,570
Distribution and service fees	49,822
Transfer agent costs	237
Trustee and CCO fees	78
Audit and tax fees	43,004
Custody fees	29,419
Legal fees	1,793
Printing and shareholder reports fees	12,268
Other accrued expenses	9,535
Total liabilities	34,625,534
Net assets	$232,057,326
Net assets consist of:
Capital stock ($0.01 par value)	$199,624
Additional paid-in capital	217,672,789
Total distributable earnings (accumulated losses)	14,184,913
Net assets	$232,057,326
Net assets by class:
Initial Class	$12,967,410
Service Class	219,089,916
Shares outstanding:
Initial Class	1,078,604
Service Class	18,883,782
Net asset value and offering price per share:
Initial Class	$12.02
Service Class	11.60
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$5,981,963
Interest income from unaffiliated investments	68,998
Net income from securities lending	65,005
Total investment income	6,115,966
Expenses:
Investment management fees	1,175,448
Distribution and service fees:
Service Class	556,966
Transfer agent costs	2,599
Trustee and CCO fees	12,103
Audit and tax fees	45,021
Legal fees	21,619
Printing and shareholder reports fees	38,086
Other	24,174
Total expenses before waiver and/or reimbursement and recapture	1,876,016
Expenses waived and/or reimbursed:
Initial Class	(6,354)
Service Class	(115,012)
Net expenses	1,754,650
Net investment income (loss)	4,361,316
Net realized gain (loss) on:
Unaffiliated investments	10,340,886
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	19,332,188
Translation of assets and liabilities denominated in foreign currencies	8
Net change in unrealized appreciation (depreciation)	19,332,196
Net realized and change in unrealized gain (loss)	29,673,082
Net increase (decrease) in net assets resulting from operations	$34,034,398
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$4,361,316	$7,057,756
Net realized gain (loss)	10,340,886	3,535,569
Net change in unrealized appreciation (depreciation)	19,332,196	17,644,681
Net increase (decrease) in net assets resulting from operations	34,034,398	28,238,006
Dividends and/or distributions to shareholders:
Initial Class	(389,985)	(439,030)
Service Class	(6,577,151)	(8,612,520)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,967,136)	(9,051,550)
Capital share transactions:
Proceeds from shares sold:
Initial Class	433,021	520,531
Service Class	4,464,729	5,494,633
	4,897,750	6,015,164
Dividends and/or distributions reinvested:
Initial Class	389,985	439,030
Service Class	6,577,151	8,612,520
	6,967,136	9,051,550
Cost of shares redeemed:
Initial Class	(1,437,371)	(1,603,194)
Service Class	(47,658,460)	(48,337,768)
	(49,095,831)	(49,940,962)
Net increase (decrease) in net assets resulting from capital share transactions	(37,230,945)	(34,874,248)
Net increase (decrease) in net assets	(10,163,683)	(15,687,792)
Net assets:
Beginning of year	242,221,009	257,908,801
End of year	$232,057,326	$242,221,009
Capital share transactions - shares:
Shares issued:
Initial Class	37,885	49,329
Service Class	414,736	538,993
	452,621	588,322
Shares reinvested:
Initial Class	34,000	41,693
Service Class	593,606	846,024
	627,606	887,717
Shares redeemed:
Initial Class	(128,378)	(154,516)
Service Class	(4,373,425)	(4,762,459)
	(4,501,803)	(4,916,975)
Net increase (decrease) in shares outstanding:
Initial Class	(56,493)	(63,494)
Service Class	(3,365,083)	(3,377,442)
	(3,421,576)	(3,440,936)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$10.71	$9.93	$8.79	$12.30	$12.11
Investment operations:
Net investment income (loss)(A)	0.24	0.32	0.35	0.11	(0.00)(B)
Net realized and unrealized gain (loss)	1.44	0.86	0.90	(2.23)	1.14
Total investment operations	1.68	1.18	1.25	(2.12)	1.14
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.40)	(0.11)	—	—
Net realized gains	—	—	—	(1.39)	(0.95)
Total dividends and/or distributions to shareholders	(0.37)	(0.40)	(0.11)	(1.39)	(0.95)
Net asset value, end of year	$12.02	$10.71	$9.93	$8.79	$12.30
Total return(C)	15.81%	11.95%	14.25%	(17.80)%	9.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$12,967	$12,152	$11,898	$11,305	$13,976
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.56%	0.71%	0.92%	0.88%	0.88%
Including waiver and/or reimbursement and recapture	0.51%(E)	0.67%(E)	0.92%	0.88%	0.88%
Net investment income (loss) to average net assets	2.13%	3.03%	3.73%	1.11%	(0.00)%(F)
Portfolio turnover rate(G)	49%	125%	25%(H)	32%	38%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(F)	Rounds to less than 0.01% or (0.01)%.
(G)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 49%, 193%, 369%, 328% and 229%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

(H)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$10.34	$9.60	$8.50	$11.98	$11.85
Investment operations:
Net investment income (loss)(A)	0.20	0.28	0.31	0.08	(0.03)
Net realized and unrealized gain (loss)	1.40	0.83	0.87	(2.17)	1.11
Total investment operations	1.60	1.11	1.18	(2.09)	1.08
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.37)	(0.08)	—	—
Net realized gains	—	—	—	(1.39)	(0.95)
Total dividends and/or distributions to shareholders	(0.34)	(0.37)	(0.08)	(1.39)	(0.95)
Net asset value, end of year	$11.60	$10.34	$9.60	$8.50	$11.98
Total return(B)	15.58%	11.66%	13.94%	(18.03)%	9.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$219,090	$230,069	$246,011	$249,258	$356,629
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.81%	0.96%	1.17%	1.13%	1.13%
Including waiver and/or reimbursement and recapture	0.76%(D)	0.93%(D)	1.17%	1.13%	1.13%
Net investment income (loss) to average net assets	1.84%	2.77%	3.47%	0.82%	(0.25)%
Portfolio turnover rate(E)	49%	125%	25%(F)	32%	38%(F)

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the
Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

(E)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 49%, 193%, 369%, 328% and 229%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021, respectively.

(F)	Excludes sale-buyback transactions.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Tactical - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets primarily in a combination of underlying exchange-traded funds (“ETFs”) advised by the Portfolio's sub-adviser or an affiliate (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$34,323,750	$—	$—	$—	$34,323,750
Total Borrowings	$34,323,750	$—	$—	$—	$34,323,750
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying exchange-traded funds risk: To the extent the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400
TAM has contractually agreed, through May 1, 2026, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.63%	May 1, 2026
Service Class	0.88	May 1, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$113,437,784	$—	$161,407,577	$—
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$230,352,380	$36,413,990	$(96,750)	$36,317,240
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$9,134,998	$17,328,417
During the year ended December 31, 2025, the capital loss carryforwards utilized are $10,403,714.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$6,967,136	$—	$—	$—	$9,051,550	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$4,331,084	$—	$—	$(26,463,415)	$—	$—	$36,317,244
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Tactical – Growth VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Tactical – Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,586,623	$149,524
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock iShares Tactical - Growth VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock Real Estate Securities VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
COMMON STOCKS - 98.0%
Australia - 6.0%
DigiCo Infrastructure, REIT (A)	515,117	$ 943,542
Goodman Group, REIT	202,121	4,159,278
GPT Group, REIT	464,724	1,676,994
Lendlease Corp. Ltd.	418,412	1,445,727
NEXTDC Ltd. (B)	138,827	1,155,870
Scentre Group, REIT	334,702	935,621
Stockland, REIT	441,465	1,683,179
		12,000,211
Belgium - 1.4%
Aedifica SA, REIT	19,080	1,510,274
VGP NV	10,415	1,201,541
		2,711,815
Canada - 0.4%
Primaris Real Estate Investment Trust, REIT	78,939	896,622
France - 1.8%
Carmila SA, REIT (B)	36,520	728,544
Klepierre SA, REIT	21,984	869,803
Unibail-Rodamco-Westfield, REIT (B)	17,673	1,921,883
		3,520,230
Germany - 2.5%
LEG Immobilien SE	20,645	1,505,761
Sirius Real Estate Ltd., REIT	615,619	799,120
TAG Immobilien AG	72,275	1,119,382
Vonovia SE	51,328	1,477,187
		4,901,450
Hong Kong - 4.1%
CK Asset Holdings Ltd.	195,000	986,092
Hang Lung Group Ltd.	84,000	164,488
Hang Lung Properties Ltd.	174,000	192,674
Hong Kong Land Holdings Ltd.	99,800	693,283
Link, REIT	257,419	1,149,381
Sun Hung Kai Properties Ltd.	246,000	2,995,367
Wharf Holdings Ltd.	94,000	262,569
Wharf Real Estate Investment Co. Ltd.	528,000	1,668,788
		8,112,642
Italy - 0.4%
Infrastrutture Wireless Italiane SpA (A)(C)	89,296	826,362
Japan - 12.1%
Daito Trust Construction Co. Ltd.	51,800	986,374
Daiwa House Industry Co. Ltd.	72,400	2,405,042
GLP J-REIT	1,221	1,160,667
Invincible Investment Corp., REIT (A)	1,936	794,979
Japan Prime Realty Investment Corp., REIT	1,884	1,271,194
KDX Realty Investment Corp., REIT	842	945,022
Mitsubishi Estate Co. Ltd.	115,900	2,815,803
Mitsui Fudosan Co. Ltd.	539,300	6,128,751
Mitsui Fudosan Logistics Park, Inc., REIT	2,510	1,952,596
ORIX J-REIT, Inc.	2,021	1,369,921
Tokyu Fudosan Holdings Corp.	234,200	2,139,417
United Urban Investment Corp., REIT	1,784	2,080,611
		24,050,377
	Shares	Value
COMMON STOCKS (continued)
Singapore - 2.6%
CapitaLand Integrated Commercial Trust, REIT	1,130,100	$ 2,097,516
CapitaLand Investment Ltd. (A)	243,200	511,821
Centurion Accommodation REIT (B)	459,900	396,634
Frasers Logistics & Commercial Trust, REIT (D)	946,600	731,641
Keppel DC, REIT	774,584	1,354,476
		5,092,088
Spain - 1.7%
Merlin Properties Socimi SA, REIT (A)	144,690	2,106,468
Neinor Homes SA (C)	60,816	1,355,184
		3,461,652
Sweden - 1.9%
Castellum AB (A)	45,715	526,741
Fastighets AB Balder, B Shares (A)(B)	238,925	1,763,578
Pandox AB	65,745	1,449,654
		3,739,973
Switzerland - 0.6%
Swiss Prime Site AG	7,307	1,134,542
United Kingdom - 3.6%
Derwent London PLC, REIT	55,749	1,300,589
Great Portland Estates PLC, REIT	253,747	1,086,425
Tritax Big Box PLC, REIT	1,609,975	3,289,890
UNITE Group PLC, REIT	185,930	1,399,832
		7,076,736
United States - 58.9%
Agree Realty Corp., REIT	57,843	4,166,431
Alexandria Real Estate Equities, Inc., REIT	46,156	2,258,875
American Healthcare, Inc., REIT	89,358	4,205,188
Applied Digital Corp. (A)(B)	5,930	145,404
AvalonBay Communities, Inc., REIT	37,185	6,742,012
Broadstone Net Lease, Inc., REIT	163,524	2,840,412
Brookdale Senior Living, Inc. (B)	336,956	3,635,755
BXP, Inc., REIT	34,033	2,296,547
CareTrust, Inc., REIT	79,023	2,857,472
Cipher Mining, Inc. (A)(B)	10,403	153,548
Cleanspark, Inc. (A)(B)	13,168	133,260
Core Scientific, Inc. (B)	18,860	274,602
Cousins Properties, Inc., REIT	78,887	2,033,707
EastGroup Properties, Inc., REIT	16,373	2,916,686
Equinix, Inc., REIT	12,327	9,444,454
Equity LifeStyle Properties, Inc., REIT	51,049	3,094,080
Essential Properties Realty Trust, Inc., REIT	83,757	2,484,233
Extra Space Storage, Inc., REIT	21,768	2,834,629
Federal Realty Investment Trust, REIT	17,986	1,812,989
Host Hotels & Resorts, Inc., REIT	169,859	3,011,600
Hudson Pacific Properties, Inc., REIT (B)	64,849	702,315
Hut 8 Corp. (B)	6,009	276,053
InvenTrust Properties Corp., REIT	60,358	1,702,699
Invitation Homes, Inc., REIT	105,911	2,943,267
Iron Mountain, Inc., REIT	53,778	4,460,885
Outfront Media, Inc., REIT	96,222	2,318,950
Prologis, Inc., REIT	104,507	13,341,364
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Public Storage, REIT	16,014	$ 4,155,633
Realty Income Corp., REIT	19,221	1,083,488
Regency Centers Corp., REIT	38,949	2,688,649
Simon Property Group, Inc., REIT	37,336	6,911,267
SL Green Realty Corp., REIT	15,850	727,040
Terawulf, Inc. (A)(B)	21,403	245,920
UDR, Inc., REIT	106,678	3,912,949
VICI Properties, Inc., REIT	123,378	3,469,389
Welltower, Inc., REIT	57,389	10,651,972
		116,933,724
Total Common Stocks (Cost $186,730,149)		194,458,424
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (E)	955,255	955,255
Total Other Investment Company (Cost $955,255)		955,255

Principal	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp.,
1.35% (E), dated 12/31/2025, to be
repurchased at $2,817,407 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $2,873,591.
$ 2,817,195	$ 2,817,195
Total Repurchase Agreement (Cost $2,817,195)	2,817,195
Total Investments (Cost $190,502,599)	198,230,874
Net Other Assets (Liabilities) - 0.1%	128,862
Net Assets - 100.0%	$ 198,359,736
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/15/2026	USD	50,172	AUD	77,000	$—	$(1,219)
BNP	01/15/2026	USD	8,213	EUR	7,000	—	(20)
BNP	01/15/2026	USD	58,123	JPY	9,070,000	140	—
BNP	01/15/2026	USD	565,888	SGD	731,000	—	(3,400)
BOA	01/15/2026	USD	72,978	AUD	109,000	231	—
BOA	01/15/2026	USD	70,685	EUR	60,000	122	—
BOA	01/15/2026	USD	912,596	HKD	7,094,000	574	—
BOA	01/15/2026	USD	271,235	ILS	883,000	—	(6,021)
BOA	01/15/2026	USD	453,604	SEK	4,277,000	—	(11,335)
BOA	01/15/2026	AUD	2,051,000	USD	1,362,915	5,954	—
BOA	01/15/2026	SGD	1,372,000	USD	1,064,398	4,087	—
CITI	01/15/2026	USD	2,163,076	AUD	3,330,000	—	(59,419)
CITI	01/15/2026	USD	131,315	AUD	196,000	501	—
CITI	01/15/2026	USD	31,672	CHF	25,000	58	—
CITI	01/15/2026	USD	1,233,367	EUR	1,057,000	—	(9,722)
CITI	01/15/2026	USD	110,681	GBP	84,000	—	(2,544)
CITI	01/15/2026	AUD	4,112,000	USD	2,703,811	40,604	—
CITI	01/15/2026	CAD	119,000	USD	85,471	1,290	—
CITI	01/15/2026	HKD	21,580,000	USD	2,776,284	—	(1,904)
CITI	01/15/2026	NZD	407,000	USD	234,103	379	—
CITI	01/15/2026	SEK	6,578,000	USD	700,568	14,506	—
GSI	01/15/2026	USD	1,050,249	EUR	899,000	—	(7,025)
GSI	01/15/2026	USD	326,553	ILS	1,058,000	—	(5,652)
GSI	01/15/2026	USD	2,530,125	JPY	390,355,000	34,623	—
GSI	01/15/2026	USD	987,618	SGD	1,278,000	—	(7,662)
GSI	01/15/2026	AUD	1,205,000	USD	809,890	—	(5,654)
HSBC	01/15/2026	USD	3,623,591	EUR	3,104,000	—	(26,882)
HSBC	01/15/2026	USD	736,475	GBP	553,000	—	(8,929)
HSBC	01/15/2026	USD	778,564	HKD	6,053,000	375	—
HSBC	01/15/2026	USD	502,716	JPY	77,751,000	5,661	—
HSBC	01/15/2026	USD	479,195	SGD	622,000	—	(5,206)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC	01/15/2026	USD	23,365	SGD	30,000	$1	$—
HSBC	01/15/2026	CAD	172,000	USD	123,215	2,187	—
HSBC	01/15/2026	CHF	1,879,000	USD	2,369,754	6,360	—
HSBC	01/15/2026	EUR	2,731,000	USD	3,184,475	27,330	—
HSBC	01/15/2026	GBP	134,000	USD	175,534	5,088	—
HSBC	01/15/2026	HKD	777,000	USD	99,965	—	(71)
HSBC	01/15/2026	JPY	338,265,000	USD	2,194,205	—	(31,710)
HSBC	01/15/2026	SGD	497,000	USD	383,307	3,746	—
JPM	01/15/2026	USD	1,330,324	AUD	2,028,000	—	(23,196)
JPM	01/15/2026	USD	201,230	CAD	280,000	—	(2,913)
JPM	01/15/2026	USD	95,169	CHF	75,000	326	—
JPM	01/15/2026	USD	1,407,510	EUR	1,211,000	—	(16,692)
JPM	01/15/2026	USD	175,903	GBP	132,000	—	(2,023)
JPM	01/15/2026	USD	236,709	HKD	1,839,000	282	—
JPM	01/15/2026	USD	233,174	JPY	34,864,000	10,292	—
JPM	01/15/2026	USD	250,174	SEK	2,350,000	—	(5,288)
JPM	01/15/2026	AUD	291,000	USD	189,585	4,632	—
JPM	01/15/2026	EUR	416,000	USD	485,180	4,059	—
JPM	01/15/2026	GBP	1,074,000	USD	1,427,341	20,332	—
JPM	01/15/2026	KRW	616,573,000	USD	434,895	—	(6,664)
SSB	01/15/2026	USD	66,205	AUD	102,000	—	(1,871)
SSB	01/15/2026	USD	124,343	EUR	107,000	—	(1,495)
SSB	01/15/2026	USD	17,688	EUR	15,000	47	—
SSB	01/15/2026	USD	2,125,486	HKD	16,516,000	2,147	—
SSB	01/15/2026	USD	701,978	JPY	108,494,000	8,387	—
SSB	01/15/2026	USD	74,383	SEK	694,000	—	(1,059)
SSB	01/15/2026	AUD	176,000	USD	115,346	2,119	—
SSB	01/15/2026	CAD	10,000	USD	7,151	139	—
SSB	01/15/2026	CHF	85,000	USD	106,181	1,307	—
SSB	01/15/2026	EUR	388,000	USD	452,526	3,784	—
SSB	01/15/2026	GBP	29,000	USD	38,301	789	—
SSB	01/15/2026	ILS	11,645,000	USD	3,535,708	120,744	—
SSB	01/15/2026	JPY	781,918,103	USD	5,073,746	—	(75,021)
SSB	01/15/2026	NOK	1,739,000	USD	171,775	763	—
SSB	01/15/2026	SEK	3,340,000	USD	352,630	10,451	—
SSB	01/15/2026	SGD	966,000	USD	749,576	2,725	—
SSB	01/15/2026	SGD	94,000	USD	73,321	—	(116)
UBS	01/15/2026	USD	1,274,146	AUD	1,925,000	—	(10,629)
UBS	01/15/2026	USD	370,405	CAD	517,000	—	(6,531)
UBS	01/15/2026	USD	482,913	CHF	386,000	—	(5,209)
UBS	01/15/2026	USD	1,219,296	GBP	914,000	—	(12,708)
UBS	01/15/2026	USD	3,181,911	JPY	493,669,000	25,932	—
UBS	01/15/2026	USD	332,305	SEK	3,119,000	—	(6,751)
UBS	01/15/2026	CAD	2,031,000	USD	1,456,637	24,130	—
UBS	01/15/2026	HKD	6,434,000	USD	827,338	—	(167)
UBS	01/15/2026	JPY	56,976,000	USD	363,026	1,217	—
UBS	01/15/2026	SGD	694,000	USD	537,863	2,610	—
Total						$401,031	$(372,708)
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Real Estate Management & Development	17.3%	$34,373,702
Specialized REITs	14.6	28,981,958
Industrial REITs	13.9	27,552,122
Retail REITs	12.6	24,867,377
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Health Care REITs	10.8%	$21,483,781
Residential REITs	9.3	18,488,774
Diversified REITs	8.0	15,914,435
Office REITs	5.5	10,787,738
Hotel & Resort REITs	1.9	3,806,579
Health Care Providers & Services	1.8	3,635,755
Household Durables	0.7	1,355,184
IT Services	0.7	1,301,274
Software	0.6	1,083,383
Diversified Telecommunication Services	0.4	826,362
Investments	98.1	194,458,424
Short-Term Investments	1.9	3,772,450
Total Investments	100.0%	$ 198,230,874
INVESTMENT VALUATION:

Valuation Inputs (F)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$117,830,346	$76,628,078	$—	$194,458,424
Other Investment Company	955,255	—	—	955,255
Repurchase Agreement	—	2,817,195	—	2,817,195
Total Investments	$118,785,601	$79,445,273	$—	$198,230,874
Other Financial Instruments
Forward Foreign Currency Contracts (G)	$—	$401,031	$—	$401,031
Total Other Financial Instruments	$—	$401,031	$—	$401,031
LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (G)	$—	$(372,708)	$—	$(372,708)
Total Other Financial Instruments	$—	$(372,708)	$—	$(372,708)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $4,330,534, collateralized by cash collateral of $955,255 and non-cash collateral, such as U.S. government securities of $3,598,576. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Non-income producing security.
(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, the total value of 144A securities is $2,181,546, representing 1.1% of the
Portfolio's net assets.

(D)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2025, the total value of the Regulation S securities is $731,641, representing
0.4% of the Portfolio's net assets.

(E)	Rate disclosed reflects the yield at December 31, 2025.
(F)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

(G)	Derivative instruments are valued at unrealized appreciation (depreciation).
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israel New Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
COUNTERPARTY ABBREVIATION(S):
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.
UBS	UBS AG
PORTFOLIO ABBREVIATION(S):
J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Investments, at value (cost $187,685,404) (including securities loaned of $4,330,534)	$195,413,679
Repurchase agreement, at value (cost $2,817,195)	2,817,195
Cash collateral pledged at broker for:
OTC derivatives (A)	10,000
Foreign currency, at value (cost $51,148)	51,172
Receivables and other assets:
Investments sold	311,900
Net income from securities lending	1,467
Shares of beneficial interest sold	22,096
Dividends	868,243
Interest	97
Tax reclaims	154,905
Unrealized appreciation on forward foreign currency contracts	401,031
Total assets	200,051,785
Liabilities:
Cash collateral received upon return of:
Securities on loan	955,255
Cash collateral at broker for:
OTC derivatives (A)	10,000
Payables and other liabilities:
Investments purchased	104,790
Dividends, interest and fees for borrowings from CFD	991
Shares of beneficial interest redeemed	4,581
Investment management fees	142,383
Distribution and service fees	15,083
Transfer agent costs	278
Trustee and CCO fees	90
Audit and tax fees	22,734
Custody fees	23,951
Legal fees	2,779
Printing and shareholder reports fees	22,023
Professional fees	632
Other accrued expenses	13,771
Unrealized depreciation on forward foreign currency contracts	372,708
Total liabilities	1,692,049
Net assets	$198,359,736
Net assets consist of:
Capital stock ($0.01 par value)	$186,550
Additional paid-in capital	442,840,534
Total distributable earnings (accumulated losses)	(244,667,348)
Net assets	$198,359,736
Net assets by class:
Initial Class	$131,750,207
Service Class	66,609,529
Shares outstanding:
Initial Class	12,700,339
Service Class	5,954,622
Net asset value and offering price per share:
Initial Class	$10.37
Service Class	11.19

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income	$10,599,093
Interest income	100,669
Net income from securities lending	34,782
Withholding taxes on foreign income	(298,463)
Total investment income	10,436,081
Expenses:
Investment management fees	2,387,709
Distribution and service fees:
Service Class	167,284
Transfer agent costs	3,506
Trustee and CCO fees	16,242
Audit and tax fees	27,712
Custody fees	98,124
Legal fees	32,465
Printing and shareholder reports fees	75,018
Other	37,480
Total expenses	2,845,540
Net investment income (loss)	7,590,541
Net realized gain (loss) on:
Investments	7,469,273
Swap agreements	53,830
Forward foreign currency contracts	57,163
Foreign currency transactions	212,841
Net realized gain (loss)	7,793,107
Net change in unrealized appreciation (depreciation) on:
Investments	15,137,687
Swap agreements	187,789
Forward foreign currency contracts	535,244
Translation of assets and liabilities denominated in foreign currencies	98,514
Net change in unrealized appreciation (depreciation)	15,959,234
Net realized and change in unrealized gain (loss)	23,752,341
Net increase (decrease) in net assets resulting from operations	$31,342,882
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$7,590,541	$5,870,315
Net realized gain (loss)	7,793,107	3,910,969
Net change in unrealized appreciation (depreciation)	15,959,234	(16,849,959)
Net increase (decrease) in net assets resulting from operations	31,342,882	(7,068,675)
Dividends and/or distributions to shareholders:
Initial Class	(4,812,688)	(5,971,079)
Service Class	(945,202)	(1,239,529)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,757,890)	(7,210,608)
Capital share transactions:
Proceeds from shares sold:
Initial Class	1,636,395	186,683,680
Service Class	1,967,070	3,656,873
	3,603,465	190,340,553
Dividends and/or distributions reinvested:
Initial Class	4,812,688	5,971,079
Service Class	945,202	1,239,529
	5,757,890	7,210,608
Cost of shares redeemed:
Initial Class	(167,645,140)	(7,322,671)
Service Class	(8,502,431)	(10,501,639)
	(176,147,571)	(17,824,310)
Net increase (decrease) in net assets resulting from capital share transactions	(166,786,216)	179,726,851
Net increase (decrease) in net assets	(141,201,224)	165,447,568
Net assets:
Beginning of year	339,560,960	174,113,392
End of year	$198,359,736	$339,560,960
Capital share transactions - shares:
Shares issued:
Initial Class	161,080	18,042,061
Service Class	181,018	348,138
	342,098	18,390,199
Shares reinvested:
Initial Class	466,346	583,683
Service Class	84,847	112,480
	551,193	696,163
Shares redeemed:
Initial Class	(16,170,399)	(751,803)
Service Class	(791,403)	(992,949)
	(16,961,802)	(1,744,752)
Net increase (decrease) in shares outstanding:
Initial Class	(15,542,973)	17,873,941
Service Class	(525,538)	(532,331)
	(16,068,511)	17,341,610
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$9.64	$9.72	$9.12	$13.17	$10.69
Investment operations:
Net investment income (loss)(A)	0.25	0.26	0.24	0.24	0.36
Net realized and unrealized gain (loss)	0.67	(0.13)	0.92	(3.91)	2.43
Total investment operations	0.92	0.13	1.16	(3.67)	2.79
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.21)	(0.56)	(0.38)	(0.31)
Net asset value, end of year	$10.37	$9.64	$9.72	$9.12	$13.17
Total return(B)	9.51%	1.25%	13.33%	(28.19)%	26.22%
Ratio and supplemental data:
Net assets end of year (000’s)	$131,750	$272,300	$100,807	$315,322	$965,695
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.86%	0.90%	0.78%	0.79%
Including waiver and/or reimbursement and recapture	0.86%	0.86%(C)	0.90%	0.78%	0.79%
Net investment income (loss) to average net assets	2.49%	2.64%	2.55%	2.14%	2.88%
Portfolio turnover rate	102%	61%	60%	62%	62%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$10.38	$10.45	$9.75	$14.04	$11.39
Investment operations:
Net investment income (loss)(A)	0.24	0.23	0.19	0.21	0.28
Net realized and unrealized gain (loss)	0.73	(0.11)	1.04	(4.16)	2.65
Total investment operations	0.97	0.12	1.23	(3.95)	2.93
Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.19)	(0.53)	(0.34)	(0.28)
Net asset value, end of year	$11.19	$10.38	$10.45	$9.75	$14.04
Total return(B)	9.32%	1.03%	13.15%	(28.38)%	25.85%
Ratio and supplemental data:
Net assets end of year (000’s)	$66,610	$67,261	$73,306	$70,263	$106,586
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11%	1.11%	1.15%	1.03%	1.04%
Including waiver and/or reimbursement and recapture	1.11%	1.11%(C)	1.15%	1.03%	1.04%
Net investment income (loss) to average net assets	2.23%	2.18%	1.98%	1.83%	2.16%
Portfolio turnover rate	102%	61%	60%	62%	62%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2025, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$955,255	$—	$—	$—	$955,255
Total Borrowings	$955,255	$—	$—	$—	$955,255
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Portfolio's investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Portfolio's investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Portfolio's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.
For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.
Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio's investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.
Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2025, if any, are listed within the Schedule of Investments.
Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
Open forward foreign currency contracts at December 31, 2025, are listed within the Schedule of Investments.
The following is a summary of the location and the Portfolio's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2025.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts: Unrealized appreciation on forward foreign currency contracts	$—	$401,031	$—	$—	$—	$401,031
Total	$—	$401,031	$—	$—	$—	$401,031

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts: Unrealized depreciation on forward foreign currency contracts	$—	$(372,708)	$—	$—	$—	$(372,708)
Total	$—	$(372,708)	$—	$—	$—	$(372,708)
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2025.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$53,830	$—	$—	$53,830
Forward foreign currency contracts	—	57,163	—	—	—	57,163
Total	$—	$57,163	$53,830	$—	$—	$110,993

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$187,789	$—	$—	$187,789
Forward foreign currency contracts	—	535,244	—	—	—	535,244
Total	$—	$535,244	$187,789	$—	$—	$723,033
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2025.
Total return swaps:
Average notional value — long	$3,367,151
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	25,202,635
Average contract amounts sold — in USD	20,683,355
The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2025. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
Bank of America, N.A.	$10,968	$(10,968)	$—	$—	$17,356	$(10,968)	$—	$6,388
BNP Paribas	140	(140)	—	—	4,639	(140)	—	4,499
Citibank, N.A.	57,338	(57,338)	—	—	73,589	(57,338)	—	16,251
Goldman Sachs International	34,623	(25,993)	(8,630)	—	25,993	(25,993)	—	—
HSBC Bank USA	50,748	(50,748)	—	—	72,798	(50,748)	—	22,050
JPMorgan Chase Bank, N.A.	39,923	(39,923)	—	—	56,776	(39,923)	(10,000)	6,853
State Street Bank & Trust Co.	153,402	(79,562)	—	73,840	79,562	(79,562)	—	—
UBS AG	53,889	(41,995)	—	11,894	41,995	(41,995)	—	—
Total	$401,031	$(306,667)	$(8,630)	$85,734	$372,708	$(306,667)	$(10,000)	$56,041

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
7. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Real estate securities risk: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the Portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the Portfolio will also be subject to the risks associated with that one area or property type. The value of the Portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. RISK FACTORS (continued)
price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Focused investing risk: To the extent the Portfolio invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Industry concentration risk: The Portfolio concentrates its investments in a specific industry or industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, the Portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase portfolio losses, increase costs, reduce opportunities for gains, increase portfolio volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Portfolio. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Portfolio. In certain cases, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Portfolio to certain operational and legal risks. The Portfolio may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on portfolios using derivatives. Rule 18f-4 could have an adverse impact on the Portfolio’s performance and its ability to implement its investment strategies and may increase costs related to the Portfolio’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Liquidity risk: The Portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Portfolio is forced to sell an illiquid investment to meet
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. RISK FACTORS (continued)
redemption requests or other cash needs, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Portfolio to sell. This may prevent the Portfolio from limiting losses.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the Portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Portfolio had not fair-valued securities or had used a different valuation methodology. The Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $500 million	0.75
Over $500 million up to $750 million	0.70
Over $750 million	0.68
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2026
Service Class	1.15	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
9. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$310,117,774	$—	$467,347,356	$—
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$195,184,427	$12,160,065	$(9,115,598)	$3,044,467
As of December 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$128,307,105	$130,497,783
During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,757,890	$—	$—	$—	$7,210,608	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$11,085,059	$—	$—	$(258,804,888)	$—	$—	$3,052,481
11. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock Real Estate Securities VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Real Estate Securities VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Real Estate Securities VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica BlackRock Tactical Allocation VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
INVESTMENT COMPANIES - 91.2%
International Alternative Fund - 0.0% *
Transamerica Global Allocation Liquidating Trust, Class I2 (A)(B)(C)(D)	13,521	$ 17,104
International Equity Funds - 13.4%
Transamerica International Focus VP, Initial Class (B)	5,124,759	39,153,160
Transamerica Morgan Stanley Capital Growth VP, Initial Class (B)	1,188,302	11,455,232
Transamerica TSW International Equity VP, Initial Class (B)	2,964,219	52,822,370
		103,430,762
International Mixed Allocation Fund - 2.2%
Transamerica Aegon Bond VP, Initial Class (B)	1,781,137	16,920,807
U.S. Equity Funds - 43.9%
Transamerica JPMorgan Enhanced Index VP, Initial Class (B)	7,030,663	205,506,274
Transamerica Large Cap Value, Class I2 (B)	3,657,871	62,951,957
Transamerica Small Cap Growth, Class I2 (B)	1,380,234	7,329,043
Transamerica Small Cap Value, Class I2 (B)	1,693,139	8,702,737
Transamerica WMC US Growth VP, Initial Class (B)	1,296,430	54,268,545
		338,758,556
U.S. Fixed Income Funds - 31.7%
Transamerica Aegon Core Bond VP, Initial Class (B)	7,261,203	79,582,791
Transamerica Bond, Class I2 (B)	9,079,492	74,088,652
Transamerica Short-Term Bond, Class I2 (B)	9,127,647	90,546,256
		244,217,699
Total Investment Companies (Cost $688,992,265)		703,344,928
EXCHANGE-TRADED FUNDS - 7.1%
International Equity Fund - 1.2%
WisdomTree Japan Hedged Equity Fund (E)	63,601	9,168,720
	Shares	Value
EXCHANGE-TRADED FUNDS (continued)
U.S. Equity Fund - 2.5%
SPDR S&P 500 ETF Trust (F)	27,946	$ 19,056,936
U.S. Fixed Income Fund - 3.4%
Vanguard Total Bond Market ETF (G)	354,621	26,266,778
Total Exchange-Traded Funds (Cost $50,231,952)		54,492,434
OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (H)	5,256,825	5,256,825
Total Other Investment Company (Cost $5,256,825)		5,256,825

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 1.35% (H), dated 12/31/2025, to be repurchased at $2,558,430 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $2,609,423.	$ 2,558,238	2,558,238
Total Repurchase Agreement (Cost $2,558,238)		2,558,238
Total Investments (Cost $747,039,280)		765,652,425
Net Other Assets (Liabilities) - 0.7%		5,777,672
Net Assets - 100.0%		$ 771,430,097
INVESTMENT VALUATION:

Valuation Inputs (I)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$703,327,824	$—	$—	$703,327,824
Exchange-Traded Funds	54,492,434	—	—	54,492,434
Other Investment Company	5,256,825	—	—	5,256,825
Repurchase Agreement	—	2,558,238	—	2,558,238
Total	$763,077,083	$2,558,238	$—	$765,635,321
Investment Companies Measured at Net Asset Value (C)				17,104
Total Investments				$765,652,425
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)	Non-income producing security.
(B)
Affiliated investment in another fund within Transamerica Funds, and/or a liquidating trust of a former Transamerica Fund and/or affiliated investment within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2025	Shares as of December 31, 2025	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP, Initial Class	$—	$26,000,000	$(9,300,000)	$78,316	$142,491	$16,920,807	1,781,137	$—	$—
Transamerica Aegon Core Bond VP, Initial Class	69,554,166	103,248,884	(96,300,000)	(514,653)	3,594,394	79,582,791	7,261,203	2,248,884	—
Transamerica Bond, Class I2	74,887,652	87,449,964	(89,900,000)	(1,036,491)	2,687,527	74,088,652	9,079,492	4,449,965	—
Transamerica Global Allocation Liquidating Trust, Class I2	15,261	—	—	—	1,843	17,104	13,521	—	—
Transamerica International Focus VP, Initial Class	48,010,369	25,838,256	(33,310,610)	1,227,071	(2,611,926)	39,153,160	5,124,759	583,632	3,454,624
Transamerica JPMorgan Enhanced Index VP, Initial Class	269,801,916	130,289,616	(195,500,000)	38,457,107	(37,542,365)	205,506,274	7,030,663	3,869,363	21,020,253
Transamerica Large Cap Value, Class I2	77,276,296	33,830,784	(58,000,000)	7,059,258	2,785,619	62,951,957	3,657,871	656,614	1,574,170
Transamerica Morgan Stanley Capital Growth VP, Initial Class	19,834,998	—	(10,200,000)	4,474,418	(2,654,184)	11,455,232	1,188,302	—	—
Transamerica Short-Term Bond, Class I2	68,009,173	116,450,808	(94,800,000)	490,799	395,476	90,546,256	9,127,647	4,350,808	—
Transamerica Small Cap Growth, Class I2	10,938,445	947,149	(3,300,000)	113,793	(1,370,344)	7,329,043	1,380,234	—	947,149
Transamerica Small Cap Value, Class I2	11,362,733	446,871	(3,300,000)	(6,933)	200,066	8,702,737	1,693,139	126,140	320,731
Transamerica TSW International Equity VP, Initial Class	64,689,968	39,063,696	(61,900,000)	8,673,449	2,295,257	52,822,370	2,964,219	1,399,026	2,664,670
Transamerica WMC US Growth VP, Initial Class	66,848,516	35,787,242	(46,500,000)	5,532,197	(7,399,410)	54,268,545	1,296,430	408,477	7,878,765
Total	$781,229,493	$599,353,270	$(702,310,610)	$64,548,331	$(39,475,556)	$703,344,928	51,598,617	$18,092,909	$37,860,362

(C)
Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the
Schedule of Investments.

(D)	Restricted security. At December 31, 2025, the total value of such securities held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust, Class I2	07/31/2014	$139,107	$17,104	0.0%*

(E)
All or a portion of the security is on loan. The total value of the securities on loan is $5,175,344, collateralized by cash collateral of $5,256,825 and non-cash collateral, such as U.S. government securities of $29,450. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)	The shareholder reports for SPDR ETFs can be found at the following location: http://www.ssga.com/us/en/institutional/fund-finder?tab=documents&type=etfs.
(G)	The shareholder reports for Vanguard ETFs can be found at the following location: Vanguard - Forms and Literature.
(H)	Rate disclosed reflects the yield at December 31, 2025.
(I)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Affiliated investments, at value (cost $688,992,265)	$703,344,928
Unaffiliated investments, at value (cost $55,488,777) (including securities loaned of $5,175,344)	59,749,259
Repurchase agreement, at value (cost $2,558,238)	2,558,238
Receivables and other assets:
Investments sold	90,400,000
Net income from securities lending	5,404
Dividends from affiliated investments	825,576
Dividends from unaffiliated investments	53,915
Interest	96
Total assets	856,937,416
Liabilities:
Cash collateral received upon return of:
Securities on loan	5,256,825
Payables and other liabilities:
Investments purchased	79,705,151
Shares of beneficial interest redeemed	209,854
Investment management fees	91,326
Distribution and service fees	169,343
Transfer agent costs	792
Trustee and CCO fees	259
Audit and tax fees	20,343
Custody fees	2,171
Legal fees	6,200
Printing and shareholder reports fees	33,219
Other accrued expenses	11,836
Total liabilities	85,507,319
Net assets	$771,430,097
Net assets consist of:
Capital stock ($0.01 par value)	$502,986
Additional paid-in capital	652,438,577
Total distributable earnings (accumulated losses)	118,488,534
Net assets	$771,430,097
Net assets by class:
Initial Class	$27,767,438
Service Class	743,662,659
Shares outstanding:
Initial Class	4,687,461
Service Class	45,611,133
Net asset value and offering price per share:
Initial Class	$5.92
Service Class	16.30
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from affiliated investments	$18,092,909
Dividend income from unaffiliated investments	1,210,777
Interest income from unaffiliated investments	132,828
Net income from securities lending	43,654
Total investment income	19,480,168
Expenses:
Investment management fees	1,039,036
Distribution and service fees:
Service Class	1,929,855
Transfer agent costs	8,824
Trustee and CCO fees	40,998
Audit and tax fees	32,418
Custody fees	8,623
Legal fees	73,546
Printing and shareholder reports fees	105,370
Other	48,840
Total expenses	3,287,510
Net investment income (loss)	16,192,658
Net realized gain (loss) on:
Affiliated investments	64,548,331
Unaffiliated investments	5,944,957
Capital gain distributions received from affiliated investment companies	37,860,362
Net realized gain (loss)	108,353,650
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(39,475,556)
Unaffiliated investments	2,801,944
Net change in unrealized appreciation (depreciation)	(36,673,612)
Net realized and change in unrealized gain (loss)	71,680,038
Net increase (decrease) in net assets resulting from operations	$87,872,696
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$16,192,658	$17,221,132
Net realized gain (loss)	108,353,650	78,355,120
Net change in unrealized appreciation (depreciation)	(36,673,612)	10,704,421
Net increase (decrease) in net assets resulting from operations	87,872,696	106,280,673
Dividends and/or distributions to shareholders:
Initial Class	(1,678,450)	(1,245,580)
Service Class	(15,542,624)	(13,020,661)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,221,074)	(14,266,241)
Capital share transactions:
Proceeds from shares sold:
Initial Class	579,157	596,706
Service Class	4,845,268	3,081,038
	5,424,425	3,677,744
Dividends and/or distributions reinvested:
Initial Class	1,678,450	1,245,580
Service Class	15,542,624	13,020,661
	17,221,074	14,266,241
Cost of shares redeemed:
Initial Class	(3,231,523)	(2,462,038)
Service Class	(164,021,073)	(179,890,499)
	(167,252,596)	(182,352,537)
Net increase (decrease) in net assets resulting from capital share transactions	(144,607,097)	(164,408,552)
Net increase (decrease) in net assets	(73,955,475)	(72,394,120)
Net assets:
Beginning of year	845,385,572	917,779,692
End of year	$771,430,097	$845,385,572
Capital share transactions - shares:
Shares issued:
Initial Class	100,674	107,416
Service Class	323,002	212,948
	423,676	320,364
Shares reinvested:
Initial Class	292,923	223,623
Service Class	985,582	883,356
	1,278,505	1,106,979
Shares redeemed:
Initial Class	(557,584)	(446,355)
Service Class	(10,620,755)	(12,502,304)
	(11,178,339)	(12,948,659)
Net increase (decrease) in shares outstanding:
Initial Class	(163,987)	(115,316)
Service Class	(9,312,171)	(11,406,000)
	(9,476,158)	(11,521,316)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$5.63	$5.23	$5.33	$8.50	$8.87
Investment operations:
Net investment income (loss)(A)	0.13	0.12	0.10	0.17	0.29
Net realized and unrealized gain (loss)	0.53	0.54	0.66	(1.47)	0.40
Total investment operations	0.66	0.66	0.76	(1.30)	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.26)	(0.37)	(0.60)	(0.48)
Net realized gains	—	—	(0.49)	(1.27)	(0.58)
Total dividends and/or distributions to shareholders	(0.37)	(0.26)	(0.86)	(1.87)	(1.06)
Net asset value, end of year	$5.92	$5.63	$5.23	$5.33	$8.50
Total return(B)	11.94%	12.76%	15.31%	(16.06)%	7.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$27,767	$27,317	$25,978	$24,280	$29,319
Expenses to average net assets(C)	0.17%	0.17%	0.17%	0.15%	0.15%
Net investment income (loss) to average net assets	2.29%	2.21%	1.81%	2.52%	3.22%
Portfolio turnover rate	79%	79%	91%	42%	33%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$14.89	$13.45	$12.46	$16.97	$16.72
Investment operations:
Net investment income (loss)(A)	0.31	0.28	0.20	0.32	0.50
Net realized and unrealized gain (loss)	1.42	1.39	1.61	(3.01)	0.76
Total investment operations	1.73	1.67	1.81	(2.69)	1.26
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.23)	(0.33)	(0.55)	(0.43)
Net realized gains	—	—	(0.49)	(1.27)	(0.58)
Total dividends and/or distributions to shareholders	(0.32)	(0.23)	(0.82)	(1.82)	(1.01)
Net asset value, end of year	$16.30	$14.89	$13.45	$12.46	$16.97
Total return(B)	11.72%	12.40%	14.88%	(16.21)%	7.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$743,663	$818,069	$891,802	$909,335	$1,253,039
Expenses to average net assets(C)	0.42%	0.42%	0.42%	0.40%	0.40%
Net investment income (loss) to average net assets	2.02%	1.92%	1.54%	2.23%	2.92%
Portfolio turnover rate	79%	79%	91%	42%	33%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets in a combination of Transamerica mutual funds selected by the Portfolio’s sub-adviser (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report and are available on the funds’ web page(s) at www.transamerica.com/financial-pro/annuities/prospectus and www.transamerica.com/financial-pro/investments/prospectus. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at December 31, 2025, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$5,256,825	$—	$—	$—	$5,256,825
Total Borrowings	$5,256,825	$—	$—	$—	$5,256,825
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.
Tactical asset allocation risk: Tactical asset allocation is a dynamic investment strategy that actively adjusts a Portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the Portfolio in order to maintain a long-term goal for asset allocation).The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.130%
Over $1 billion up to $2 billion	0.110
Over $2 billion up to $3 billion	0.105
Over $3 billion	0.100
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.21%	May 1, 2026
Service Class	0.46	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$626,513,659	$792,827,698
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$748,764,673	$23,219,747	$(6,331,995)	$16,887,752
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the capital loss carryforwards utilized are $24,180,101.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$17,221,074	$—	$—	$—	$14,266,241	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$25,742,189	$—	$75,858,593	$—	$—	$—	$16,887,752
10. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica BlackRock Tactical Allocation VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,444,449	$191,274
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica BlackRock Tactical Allocation VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Goldman Sachs 70/30 Allocation VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
INVESTMENT COMPANIES - 99.2%
International Equity Funds - 21.2%
Transamerica Emerging Markets Equity, Class I2 (A)	32,023	$ 345,857
Transamerica International Equity, Class I2 (A)	59,550	1,485,769
Transamerica International Stock, Class I2 (A)	101,698	1,521,399
Transamerica TSW International Equity VP, Initial Class (A)	4,651	82,882
		3,435,907
International Mixed Allocation Fund - 0.0% *
Transamerica Aegon Bond VP, Initial Class (A)	11	100
U.S. Equity Funds - 48.7%
Transamerica Aegon Sustainable Equity Income VP, Initial Class (A)	16,584	375,805
Transamerica Large Cap Value, Class I2 (A)	194,591	3,348,908
Transamerica Small Cap Growth, Class I2 (A)	37,681	200,087
Transamerica Small Cap Value, Class I2 (A)	35,809	184,056
Transamerica WMC US Growth VP, Initial Class (A)	90,389	3,783,673
		7,892,529
U.S. Fixed Income Funds - 29.3%
Transamerica Aegon Core Bond VP, Initial Class (A)	23,649	259,191
	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica Bond, Class I2 (A)	167,215	$ 1,364,479
Transamerica Core Bond, Class I2 (A)	359,002	3,116,138
		4,739,808
Total Investment Companies (Cost $14,641,968)		16,068,344

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.35% (B), dated 12/31/2025, to be repurchased at $169,167 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $172,598.	$ 169,154	169,154
Total Repurchase Agreement (Cost $169,154)		169,154
Total Investments (Cost $14,811,122)		16,237,498
Net Other Assets (Liabilities) - (0.2)%		(31,950)
Net Assets - 100.0%		$ 16,205,548
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$16,068,344	$—	$—	$16,068,344
Repurchase Agreement	—	169,154	—	169,154
Total Investments	$16,068,344	$169,154	$—	$16,237,498
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)
Affiliated investment in another fund within Transamerica Funds, and/or a liquidating trust of a former Transamerica Fund and/or affiliated investment within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2025	Shares as of December 31, 2025	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP, Initial Class	$—	$100	$—	$—	$—	$100	11	$—	$—
Transamerica Aegon Core Bond VP, Initial Class	—	260,100	—	—	(909)	259,191	23,649	—	—
Transamerica Aegon Sustainable Equity Income VP, Initial Class	173,391	178,336	—	—	24,078	375,805	16,584	5,306	3,030
Transamerica Bond, Class I2	654,729	917,413	(235,000)	(14,042)	41,379	1,364,479	167,215	51,414	—
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
Affiliated Investments	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2025	Shares as of December 31, 2025	Dividend Income	Net Capital Gain Distributions
Transamerica Core Bond, Class I2	$1,512,331	$2,172,247	$(628,000)	$(14,794)	$74,354	$3,116,138	359,002	$114,247	$—
Transamerica Emerging Markets Equity, Class I2	217,790	68,499	(30,000)	7,835	81,733	345,857	32,023	3,499	—
Transamerica High Yield Bond, Class I2	185,847	2,184	(186,636)	(6,083)	4,688	—	—	2,789	—
Transamerica International Equity, Class I2	681,424	898,003	(310,000)	66,896	149,446	1,485,769	59,550	55,292	51,710
Transamerica International Small Cap Value, Class I2	89,657	—	(99,470)	5,001	4,812	—	—	—	—
Transamerica International Stock, Class I2	813,070	615,722	(225,000)	48,033	269,574	1,521,399	101,698	28,562	13,159
Transamerica Large Cap Value, Class I2	1,860,889	1,804,138	(838,000)	144,833	377,048	3,348,908	194,591	31,190	97,948
Transamerica Long Credit, Class I2	227,140	51,991	(281,385)	(6,339)	8,593	—	—	2,650	—
Transamerica Pinebridge Inflation Opportunities VP, Initial Class	184,859	—	(188,143)	(11,264)	14,548	—	—	—	—
Transamerica Small Cap Growth, Class I2	116,908	107,016	—	—	(23,837)	200,087	37,681	—	22,017
Transamerica Small Cap Value, Class I2	106,213	109,451	(40,000)	(32,220)	40,612	184,056	35,809	2,668	6,783
Transamerica TSW International Equity VP, Initial Class	—	80,100	—	—	2,782	82,882	4,651	—	—
Transamerica WMC US Growth VP, Initial Class	2,418,685	2,107,894	(830,000)	9,095	77,999	3,783,673	90,389	27,301	526,593
Total	$9,242,933	$9,373,194	$(3,891,634)	$196,951	$1,146,900	$16,068,344	1,122,853	$324,918	$721,240

(B)	Rate disclosed reflects the yield at December 31, 2025.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Affiliated investments, at value (cost $14,641,968)	$16,068,344
Repurchase agreement, at value (cost $169,154)	169,154
Receivables and other assets:
Dividends from affiliated investments	17,091
Interest	6
Due from investment manager	1,692
Total assets	16,256,287
Liabilities:
Payables and other liabilities:
Affiliated investments purchased	17,091
Shares of beneficial interest redeemed	474
Distribution and service fees	3,601
Transfer agent costs	16
Trustee and CCO fees	5
Audit and tax fees	20,150
Custody fees	852
Legal fees	88
Printing and shareholder reports fees	357
Other accrued expenses	8,105
Total liabilities	50,739
Net assets	$16,205,548
Net assets consist of:
Capital stock ($0.01 par value)	$10,877
Additional paid-in capital	13,645,950
Total distributable earnings (accumulated losses)	2,548,721
Net assets	$16,205,548
Shares outstanding	1,087,678
Net asset value and offering price per share	$14.90
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from affiliated investments	$324,918
Interest income from unaffiliated investments	1,391
Total investment income	326,309
Expenses:
Investment management fees	14,046
Distribution and service fees	33,764
Transfer agent costs	154
Trustee and CCO fees	719
Audit and tax fees	25,011
Custody fees	3,392
Legal fees	1,250
Printing and shareholder reports fees	1,732
Index fees	11,966
Filing fees	6,683
Other	1,871
Total expenses before waiver and/or reimbursement and recapture	100,588
Expenses waived and/or reimbursed	(28,499)
Net expenses	72,089
Net investment income (loss)	254,220
Net realized gain (loss) on:
Affiliated investments	196,951
Capital gain distributions received from affiliated investment companies	721,240
Net realized gain (loss)	918,191
Net change in unrealized appreciation (depreciation) on:
Affiliated investments	1,146,900
Net realized and change in unrealized gain (loss)	2,065,091
Net increase (decrease) in net assets resulting from operations	$2,319,311
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$254,220	$151,638
Net realized gain (loss)	918,191	296,195
Net change in unrealized appreciation (depreciation)	1,146,900	418,522
Net increase (decrease) in net assets resulting from operations	2,319,311	866,355
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(463,175)	(246,398)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(463,175)	(246,398)
Capital share transactions:
Proceeds from shares sold	7,596,574	2,543,756
Dividends and/or distributions reinvested	463,175	246,398
Cost of shares redeemed	(2,996,489)	(350,832)
Net increase (decrease) in net assets resulting from capital share transactions	5,063,260	2,439,322
Net increase (decrease) in net assets	6,919,396	3,059,279
Net assets:
Beginning of year	9,286,152	6,226,873
End of year	$16,205,548	$9,286,152
Capital share transactions - shares:
Shares issued	555,624	200,699
Shares reinvested	32,687	18,983
Shares redeemed	(211,942)	(27,342)
Net increase (decrease) in shares outstanding	376,369	192,340
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$13.06	$12.00	$10.68	$14.04	$12.69
Investment operations:
Net investment income (loss)(A)	0.26	0.24	0.24	0.21	0.38
Net realized and unrealized gain (loss)	2.04	1.21	1.48	(2.60)	1.28
Total investment operations	2.30	1.45	1.72	(2.39)	1.66
Contributions from Investment Manager	—	—	—	—	0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.16)	(0.19)	(0.23)	(0.12)
Net realized gains	(0.31)	(0.23)	(0.21)	(0.74)	(0.22)
Total dividends and/or distributions to shareholders	(0.46)	(0.39)	(0.40)	(0.97)	(0.34)
Net asset value, end of year	$14.90	$13.06	$12.00	$10.68	$14.04
Total return(B)	17.77%	12.15%	16.25%	(17.10)%	13.33%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$16,206	$9,286	$6,227	$4,056	$3,807
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.74%	0.97%	1.42%	1.66%	1.72%
Including waiver and/or reimbursement and recapture(E)	0.53%	0.53%	0.52%	0.51%	0.50%
Net investment income (loss) to average net assets	1.88%	1.90%	2.10%	1.79%	2.78%
Portfolio turnover rate	29%	13%	7%	24%	23%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Total return includes the contribution from investment manager. If the investment manager had not made the contribution, total return would have decreased by 0.24%.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)
Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Portfolio through its investments in Underlying Funds.
If the expenses incurred by the Underlying Funds were included in these ratios they would have increased by 0.62%, 0.62%, 0.63%, 0.64% and
0.65%, for the years ended December 31, 2025, December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021,
respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets in underlying Transamerica mutual funds (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report and are available on the funds’ web page(s) at www.transamerica.com/financial-pro/annuities/prospectus and www.transamerica.com/financial-pro/investments/prospectus. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2025, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect.
Asset class variation risk: The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the Portfolio’s assets invested in various underlying portfolios, the Portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the Portfolio’s performance.
Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion up to $9 billion	0.0800
Over $9 billion	0.0725
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Portfolio's investment in the underlying Funds, but excluding, as applicable, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.15%	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended December 31, 2025, the balances available for recapture by TAM for the Portfolio are as follows:
	Amounts Available
	2023	2024	2025	Total
Service Class	$42,806	$35,700	$28,499	$107,005
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$8,328,300	$3,891,634
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$14,914,430	$1,364,281	$(41,213)	$1,323,068
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$155,134	$—	$308,041	$—	$110,596	$—	$135,802	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$241,568	$—	$984,085	$—	$—	$—	$1,323,068
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs 70/30 Allocation VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $308,041 for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 81,624	$10,598
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs 70/30 Allocation VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Goldman Sachs Managed Risk - Balanced ETF VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 16.2%
iShares Core MSCI EAFE ETF (A)	1,718,077	$ 153,699,168
iShares Core MSCI Emerging Markets ETF (A)	2,551,163	171,489,177
iShares MSCI EAFE ETF (A)	478,627	45,962,551
iShares MSCI EAFE Small-Cap ETF (A)(B)	46,278	3,587,933
Vanguard FTSE Developed Markets ETF (C)	3,058,401	191,058,311
		565,797,140
U.S. Equity Funds - 35.8%
iShares Core S&P 500 ETF (A)	547,750	375,175,885
iShares Core S&P Mid-Cap ETF (A)	1,393,597	91,977,402
iShares Russell 2000 ETF (A)	291,222	71,687,207
SPDR S&P 500 ETF Trust (D)	248,105	169,187,762
Vanguard S&P 500 ETF (C)	860,858	539,869,877
		1,247,898,133
U.S. Fixed Income Funds - 47.4%
iShares Core U.S. Aggregate Bond ETF (A)	7,028,312	701,987,802
Vanguard Intermediate-Term Corporate Bond ETF (B)(C)	2,930,085	245,394,619
Vanguard Total Bond Market ETF (C)	9,499,751	703,646,557
		1,651,028,978
Total Exchange-Traded Funds (Cost $3,181,216,903)		3,464,724,251
	Shares	Value
OTHER INVESTMENT COMPANY - 2.4%
Securities Lending Collateral - 2.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (E)	83,475,032	$ 83,475,032
Total Other Investment Company (Cost $83,475,032)		83,475,032

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 1.35% (E), dated 12/31/2025, to be repurchased at $22,787,893 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $23,242,033.	$ 22,786,184	22,786,184
Total Repurchase Agreement (Cost $22,786,184)		22,786,184
Total Investments (Cost $3,287,478,119)		3,570,985,467
Net Other Assets (Liabilities) - (2.5)%		(85,730,504)
Net Assets - 100.0%		$ 3,485,254,963
INVESTMENT VALUATION:

Valuation Inputs (F)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$3,464,724,251	$—	$—	$3,464,724,251
Other Investment Company	83,475,032	—	—	83,475,032
Repurchase Agreement	—	22,786,184	—	22,786,184
Total Investments	$3,548,199,283	$22,786,184	$—	$3,570,985,467
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $81,763,180, collateralized by cash collateral of $83,475,032. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	The shareholder reports for Vanguard ETFs can be found at the following location: Vanguard - Forms and Literature.
(D)	The shareholder reports for SPDR ETFs can be found at the following location: http://www.ssga.com/us/en/institutional/fund-finder?tab=documents&type=etfs.
(E)	Rate disclosed reflects the yield at December 31, 2025.
(F)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $3,264,691,935) (including securities loaned of $81,763,180)	$3,548,199,283
Repurchase agreement, at value (cost $22,786,184)	22,786,184
Receivables and other assets:
Net income from securities lending	29,302
Dividends from unaffiliated investments	494,565
Interest	854
Total assets	3,571,510,188
Liabilities:
Cash collateral received upon return of:
Securities on loan	83,475,032
Payables and other liabilities:
Shares of beneficial interest redeemed	844,724
Investment management fees	957,566
Distribution and service fees	792,302
Transfer agent costs	3,567
Trustee and CCO fees	1,167
Audit and tax fees	27,511
Custody fees	19,299
Legal fees	27,688
Printing and shareholder reports fees	73,210
Other accrued expenses	33,159
Total liabilities	86,255,225
Net assets	$3,485,254,963
Net assets consist of:
Capital stock ($0.01 par value)	$2,807,419
Additional paid-in capital	2,893,111,410
Total distributable earnings (accumulated losses)	589,336,134
Net assets	$3,485,254,963
Net assets by class:
Initial Class	$5,089,215
Service Class	3,480,165,748
Shares outstanding:
Initial Class	403,097
Service Class	280,338,799
Net asset value and offering price per share:
Initial Class	$12.63
Service Class	12.41
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$105,030,154
Interest income from unaffiliated investments	1,243,668
Net income from securities lending	930,952
Total investment income	107,204,774
Expenses:
Investment management fees	10,814,223
Distribution and service fees:
Service Class	8,949,560
Transfer agent costs	39,583
Trustee and CCO fees	184,002
Audit and tax fees	53,467
Custody fees	77,025
Legal fees	329,936
Printing and shareholder reports fees	238,564
Other	191,656
Total expenses	20,878,016
Net investment income (loss)	86,326,758
Net realized gain (loss) on:
Unaffiliated investments	259,695,580
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	20,497,561
Net realized and change in unrealized gain (loss)	280,193,141
Net increase (decrease) in net assets resulting from operations	$366,519,899
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$86,326,758	$89,817,395
Net realized gain (loss)	259,695,580	126,277,689
Net change in unrealized appreciation (depreciation)	20,497,561	132,747,843
Net increase (decrease) in net assets resulting from operations	366,519,899	348,842,927
Dividends and/or distributions to shareholders:
Initial Class	(339,536)	(176,948)
Service Class	(237,065,727)	(132,391,351)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(237,405,263)	(132,568,299)
Capital share transactions:
Proceeds from shares sold:
Initial Class	229,934	105,287
Service Class	5,113,314	6,965,176
	5,343,248	7,070,463
Dividends and/or distributions reinvested:
Initial Class	339,536	176,948
Service Class	237,065,727	132,391,351
	237,405,263	132,568,299
Cost of shares redeemed:
Initial Class	(531,711)	(640,316)
Service Class	(649,725,474)	(691,506,146)
	(650,257,185)	(692,146,462)
Net increase (decrease) in net assets resulting from capital share transactions	(407,508,674)	(552,507,700)
Net increase (decrease) in net assets	(278,394,038)	(336,233,072)
Net assets:
Beginning of year	3,763,649,001	4,099,882,073
End of year	$3,485,254,963	$3,763,649,001
Capital share transactions - shares:
Shares issued:
Initial Class	18,223	8,766
Service Class	420,051	581,450
	438,274	590,216
Shares reinvested:
Initial Class	27,968	14,528
Service Class	19,838,136	11,032,613
	19,866,104	11,047,141
Shares redeemed:
Initial Class	(42,754)	(53,765)
Service Class	(53,262,153)	(58,262,816)
	(53,304,907)	(58,316,581)
Net increase (decrease) in shares outstanding:
Initial Class	3,437	(30,471)
Service Class	(33,003,966)	(46,648,753)
	(33,000,529)	(46,679,224)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$12.19	$11.55	$11.12	$13.53	$13.10
Investment operations:
Net investment income (loss)(A)	0.33	0.31	0.27	0.20	0.20
Net realized and unrealized gain (loss)	1.00	0.77	1.17	(2.09)	1.05
Total investment operations	1.33	1.08	1.44	(1.89)	1.25
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.30)	(0.21)	(0.22)	(0.19)
Net realized gains	(0.53)	(0.14)	(0.80)	(0.30)	(0.63)
Total dividends and/or distributions to shareholders	(0.89)	(0.44)	(1.01)	(0.52)	(0.82)
Net asset value, end of year	$12.63	$12.19	$11.55	$11.12	$13.53
Total return(B)	11.17%	9.39%	13.41%	(14.07)%	9.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,089	$4,872	$4,970	$4,306	$3,985
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.33%	0.33%	0.33%	0.32%	0.32%
Including waiver and/or reimbursement and recapture	0.33%	0.33%	0.33%	0.32%(D)	0.32%(D)
Net investment income (loss) to average net assets	2.69%	2.53%	2.40%	1.66%	1.47%
Portfolio turnover rate	48%	16%	26%	158%	13%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$12.00	$11.38	$10.96	$13.33	$12.92
Investment operations:
Net investment income (loss)(A)	0.29	0.27	0.24	0.15	0.16
Net realized and unrealized gain (loss)	0.97	0.76	1.15	(2.04)	1.04
Total investment operations	1.26	1.03	1.39	(1.89)	1.20
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.27)	(0.17)	(0.18)	(0.16)
Net realized gains	(0.53)	(0.14)	(0.80)	(0.30)	(0.63)
Total dividends and/or distributions to shareholders	(0.85)	(0.41)	(0.97)	(0.48)	(0.79)
Net asset value, end of year	$12.41	$12.00	$11.38	$10.96	$13.33
Total return(B)	10.77%	9.07%	13.20%	(14.26)%	9.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,480,166	$3,758,777	$4,094,912	$4,147,741	$5,491,585
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%	0.58%	0.57%	0.57%
Including waiver and/or reimbursement and recapture	0.58%	0.58%	0.58%	0.57%(D)	0.57%(D)
Net investment income (loss) to average net assets	2.41%	2.26%	2.10%	1.32%	1.21%
Portfolio turnover rate	48%	16%	26%	158%	13%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk - Balanced ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets primarily in a combination of underlying third-party exchange-traded funds (“ETFs”) (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$83,475,032	$—	$—	$—	$83,475,032
Total Borrowings	$83,475,032	$—	$—	$—	$83,475,032
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billion	0.2875
Over $9 billion	0.2800
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2026
Service Class	0.62	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$1,691,758,736	$2,252,371,485
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$3,352,976,560	$318,089,636	$(100,080,729)	$218,008,907
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$89,796,735	$—	$147,608,528	$—	$132,568,299	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$86,278,090	$—	$285,049,137	$—	$—	$—	$218,008,907
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk – Balanced ETF VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk – Balanced ETF VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $147,608,528 for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 14,716,074	$1,261,088
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Goldman Sachs Managed Risk - Growth ETF VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 24.2%
iShares Core MSCI EAFE ETF (A)	1,095,766	$ 98,027,226
iShares Core MSCI Emerging Markets ETF (A)	1,731,534	116,393,716
iShares MSCI EAFE ETF (A)	928,554	89,169,041
iShares MSCI EAFE Small-Cap ETF (A)(B)	79,216	6,141,616
Vanguard FTSE Developed Markets ETF (C)	1,561,253	97,531,475
		407,263,074
U.S. Equity Funds - 54.4%
iShares Core S&P 500 ETF (A)	435,145	298,048,216
iShares Core S&P Mid-Cap ETF (A)	1,034,206	68,257,596
iShares Russell 2000 ETF (A)	224,034	55,148,210
SPDR S&P 500 ETF Trust (D)	258,598	176,343,148
Vanguard S&P 500 ETF (C)	509,694	319,644,398
		917,441,568
U.S. Fixed Income Funds - 20.8%
iShares Core U.S. Aggregate Bond ETF (A)	1,263,905	126,238,831
Vanguard Intermediate-Term Corporate Bond ETF (C)	1,196,871	100,237,946
Vanguard Total Bond Market ETF (C)	1,686,812	124,942,165
		351,418,942
Total Exchange-Traded Funds (Cost $1,415,098,432)		1,676,123,584
	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (E)	4,320,076	$ 4,320,076
Total Other Investment Company (Cost $4,320,076)		4,320,076

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 1.35% (E), dated 12/31/2025, to be repurchased at $10,649,159 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $10,861,364.	$ 10,648,360	10,648,360
Total Repurchase Agreement (Cost $10,648,360)		10,648,360
Total Investments (Cost $1,430,066,868)		1,691,092,020
Net Other Assets (Liabilities) - (0.3)%		(5,892,822)
Net Assets - 100.0%		$ 1,685,199,198
INVESTMENT VALUATION:

Valuation Inputs (F)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,676,123,584	$—	$—	$1,676,123,584
Other Investment Company	4,320,076	—	—	4,320,076
Repurchase Agreement	—	10,648,360	—	10,648,360
Total Investments	$1,680,443,660	$10,648,360	$—	$1,691,092,020
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $4,226,315, collateralized by cash collateral of $4,320,076. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	The shareholder reports for Vanguard ETFs can be found at the following location: Vanguard - Forms and Literature.
(D)	The shareholder reports for SPDR ETFs can be found at the following location: http://www.ssga.com/us/en/institutional/fund-finder?tab=documents&type=etfs.
(E)	Rate disclosed reflects the yield at December 31, 2025.
(F)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $1,419,418,508) (including securities loaned of $4,226,315)	$1,680,443,660
Repurchase agreement, at value (cost $10,648,360)	10,648,360
Receivables and other assets:
Net income from securities lending	11,865
Dividends from unaffiliated investments	515,481
Interest	399
Total assets	1,691,619,765
Liabilities:
Cash collateral received upon return of:
Securities on loan	4,320,076
Payables and other liabilities:
Shares of beneficial interest redeemed	1,148,139
Investment management fees	466,684
Distribution and service fees	383,203
Transfer agent costs	1,727
Trustee and CCO fees	565
Audit and tax fees	21,558
Custody fees	9,438
Legal fees	13,339
Printing and shareholder reports fees	35,214
Other accrued expenses	20,624
Total liabilities	6,420,567
Net assets	$1,685,199,198
Net assets consist of:
Capital stock ($0.01 par value)	$1,433,210
Additional paid-in capital	1,207,665,751
Total distributable earnings (accumulated losses)	476,100,237
Net assets	$1,685,199,198
Net assets by class:
Initial Class	$5,222,963
Service Class	1,679,976,235
Shares outstanding:
Initial Class	434,219
Service Class	142,886,752
Net asset value and offering price per share:
Initial Class	$12.03
Service Class	11.76
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$41,527,073
Interest income from unaffiliated investments	620,981
Net income from securities lending	343,435
Total investment income	42,491,489
Expenses:
Investment management fees	5,244,059
Distribution and service fees:
Service Class	4,307,447
Transfer agent costs	19,078
Trustee and CCO fees	88,766
Audit and tax fees	34,317
Custody fees	37,771
Legal fees	159,109
Printing and shareholder reports fees	112,246
Other	107,143
Total expenses	10,109,936
Net investment income (loss)	32,381,553
Net realized gain (loss) on:
Unaffiliated investments	207,892,083
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(43,273,792)
Net realized and change in unrealized gain (loss)	164,618,291
Net increase (decrease) in net assets resulting from operations	$196,999,844
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$32,381,553	$32,928,799
Net realized gain (loss)	207,892,083	96,460,777
Net change in unrealized appreciation (depreciation)	(43,273,792)	110,134,243
Net increase (decrease) in net assets resulting from operations	196,999,844	239,523,819
Dividends and/or distributions to shareholders:
Initial Class	(415,854)	(170,763)
Service Class	(137,034,116)	(57,404,073)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(137,449,970)	(57,574,836)
Capital share transactions:
Proceeds from shares sold:
Initial Class	264,022	207,437
Service Class	6,733,627	9,240,017
	6,997,649	9,447,454
Dividends and/or distributions reinvested:
Initial Class	415,854	170,763
Service Class	137,034,116	57,404,073
	137,449,970	57,574,836
Cost of shares redeemed:
Initial Class	(802,311)	(695,247)
Service Class	(343,200,389)	(368,889,536)
	(344,002,700)	(369,584,783)
Net increase (decrease) in net assets resulting from capital share transactions	(199,555,081)	(302,562,493)
Net increase (decrease) in net assets	(140,005,207)	(120,613,510)
Net assets:
Beginning of year	1,825,204,405	1,945,817,915
End of year	$1,685,199,198	$1,825,204,405
Capital share transactions - shares:
Shares issued:
Initial Class	22,399	18,538
Service Class	582,297	836,150
	604,696	854,688
Shares reinvested:
Initial Class	36,319	14,836
Service Class	12,235,189	5,089,014
	12,271,508	5,103,850
Shares redeemed:
Initial Class	(68,270)	(60,443)
Service Class	(29,859,142)	(33,253,770)
	(29,927,412)	(33,314,213)
Net increase (decrease) in shares outstanding:
Initial Class	(9,552)	(27,069)
Service Class	(17,041,656)	(27,328,606)
	(17,051,208)	(27,355,675)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$11.63	$10.58	$9.35	$11.81	$10.96
Investment operations:
Net investment income (loss)(A)	0.25	0.23	0.21	0.16	0.16
Net realized and unrealized gain (loss)	1.16	1.20	1.45	(1.83)	1.38
Total investment operations	1.41	1.43	1.66	(1.67)	1.54
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.24)	(0.17)	(0.18)	(0.13)
Net realized gains	(0.74)	(0.14)	(0.26)	(0.61)	(0.56)
Total dividends and/or distributions to shareholders	(1.01)	(0.38)	(0.43)	(0.79)	(0.69)
Net asset value, end of year	$12.03	$11.63	$10.58	$9.35	$11.81
Total return(B)	12.49%	13.52%	18.08%	(14.32)%	14.25%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,223	$5,159	$4,982	$3,886	$4,709
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.34%	0.33%	0.34%	0.33%	0.32%
Including waiver and/or reimbursement and recapture	0.34%	0.33%	0.34%	0.33%(D)	0.32%(D)
Net investment income (loss) to average net assets	2.16%	1.99%	2.10%	1.58%	1.41%
Portfolio turnover rate	68%	13%	3%	197%	29%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$11.38	$10.36	$9.17	$11.59	$10.76
Investment operations:
Net investment income (loss)(A)	0.22	0.19	0.17	0.13	0.13
Net realized and unrealized gain (loss)	1.13	1.18	1.42	(1.79)	1.36
Total investment operations	1.35	1.37	1.59	(1.66)	1.49
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.21)	(0.14)	(0.15)	(0.10)
Net realized gains	(0.74)	(0.14)	(0.26)	(0.61)	(0.56)
Total dividends and/or distributions to shareholders	(0.97)	(0.35)	(0.40)	(0.76)	(0.66)
Net asset value, end of year	$11.76	$11.38	$10.36	$9.17	$11.59
Total return(B)	12.27%	13.23%	17.68%	(14.52)%	14.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,679,976	$1,820,045	$1,940,836	$1,904,091	$2,547,419
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.59%	0.58%	0.58%	0.58%	0.57%
Including waiver and/or reimbursement and recapture	0.59%	0.58%	0.58%	0.58%(D)	0.57%(D)
Net investment income (loss) to average net assets	1.87%	1.71%	1.79%	1.30%	1.12%
Portfolio turnover rate	68%	13%	3%	197%	29%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk - Growth ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets primarily in a combination of underlying third-party exchange-traded funds (“ETFs”) (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$4,320,076	$—	$—	$—	$4,320,076
Total Borrowings	$4,320,076	$—	$—	$—	$4,320,076
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billion	0.2875
Over $9 billion	0.2800
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2026
Service Class	0.62	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$1,191,610,792	$1,495,349,036
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,448,021,810	$256,787,624	$(13,717,414)	$243,070,210
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$32,925,421	$—	$104,524,549	$—	$56,265,110	$—	$1,309,726	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$32,440,552	$—	$200,589,475	$—	$—	$—	$243,070,210
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk – Growth ETF VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk – Growth ETF VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $104,524,549 for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 10,373,058	$876,805
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Goldman Sachs Managed Risk -Conservative
ETF VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 11.3%
iShares Core MSCI EAFE ETF (A)	121,079	$ 10,831,727
iShares Core MSCI Emerging Markets ETF (A)	188,663	12,681,927
iShares MSCI EAFE ETF (A)	87,066	8,360,948
iShares MSCI EAFE Small-Cap ETF (A)(B)	5,921	459,055
Vanguard FTSE Developed Markets ETF (C)	177,609	11,095,234
		43,428,891
U.S. Equity Funds - 25.4%
iShares Core S&P 500 ETF (A)	41,183	28,207,884
iShares Core S&P Mid-Cap ETF (A)	108,888	7,186,608
iShares Russell 2000 ETF (A)	25,034	6,162,370
SPDR S&P 500 ETF Trust (D)	41,138	28,052,825
Vanguard S&P 500 ETF (C)	44,902	28,159,391
		97,769,078
U.S. Fixed Income Funds - 62.7%
iShares Core U.S. Aggregate Bond ETF (A)	739,359	73,847,177
Schwab U.S. Aggregate Bond ETF (B)(E)	3,199,775	74,778,742
Vanguard Intermediate-Term Corporate Bond ETF (C)	225,389	18,876,329
Vanguard Total Bond Market ETF (C)	1,002,449	74,251,397
		241,753,645
Total Exchange-Traded Funds (Cost $371,335,323)		382,951,614
	Shares	Value
OTHER INVESTMENT COMPANY - 2.2%
Securities Lending Collateral - 2.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 3.79% (F)	8,619,639	$ 8,619,639
Total Other Investment Company (Cost $8,619,639)		8,619,639

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 1.35% (F), dated 12/31/2025, to be repurchased at $2,677,088 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $2,730,540.	$ 2,676,887	2,676,887
Total Repurchase Agreement (Cost $2,676,887)		2,676,887
Total Investments (Cost $382,631,849)		394,248,140
Net Other Assets (Liabilities) - (2.3)%		(8,804,269)
Net Assets - 100.0%		$ 385,443,871
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$382,951,614	$—	$—	$382,951,614
Other Investment Company	8,619,639	—	—	8,619,639
Repurchase Agreement	—	2,676,887	—	2,676,887
Total Investments	$391,571,253	$2,676,887	$—	$394,248,140
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $8,409,529, collateralized by cash collateral of $8,619,639 and non-cash collateral, such as U.S. government securities of $14,400. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	The shareholder reports for Vanguard ETFs can be found at the following location: Vanguard - Forms and Literature.
(D)	The shareholder reports for SPDR ETFs can be found at the following location: http://www.ssga.com/us/en/institutional/fund-finder?tab=documents&type=etfs.
(E)	The shareholder reports for Schwab ETFs can be found at the following location: Our investment products | Schwab Funds.
(F)	Rate disclosed reflects the yield at December 31, 2025.
(G)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Unaffiliated investments, at value (cost $379,954,962) (including securities loaned of $8,409,529)	$391,571,253
Repurchase agreement, at value (cost $2,676,887)	2,676,887
Receivables and other assets:
Net income from securities lending	2,334
Dividends from unaffiliated investments	82,003
Interest	101
Total assets	394,332,578
Liabilities:
Cash collateral received upon return of:
Securities on loan	8,619,639
Payables and other liabilities:
Shares of beneficial interest redeemed	21,984
Investment management fees	110,593
Distribution and service fees	87,635
Transfer agent costs	393
Trustee and CCO fees	129
Audit and tax fees	17,314
Custody fees	2,503
Legal fees	3,056
Printing and shareholder reports fees	13,790
Other accrued expenses	11,671
Total liabilities	8,888,707
Net assets	$385,443,871
Net assets consist of:
Capital stock ($0.01 par value)	$323,678
Additional paid-in capital	359,613,380
Total distributable earnings (accumulated losses)	25,506,813
Net assets	$385,443,871
Net assets by class:
Initial Class	$22,387
Service Class	385,421,484
Shares outstanding:
Initial Class	1,861
Service Class	32,365,922
Net asset value and offering price per share:
Initial Class	$12.03
Service Class	11.91
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income from unaffiliated investments	$12,760,030
Interest income from unaffiliated investments	130,242
Net income from securities lending	94,235
Total investment income	12,984,507
Expenses:
Investment management fees	1,247,510
Distribution and service fees:
Service Class	989,541
Transfer agent costs	4,370
Trustee and CCO fees	20,326
Audit and tax fees	20,372
Custody fees	10,035
Legal fees	36,397
Printing and shareholder reports fees	44,098
Other	46,476
Total expenses	2,419,125
Net investment income (loss)	10,565,382
Net realized gain (loss) on:
Unaffiliated investments	12,781,518
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	14,256,539
Net realized and change in unrealized gain (loss)	27,038,057
Net increase (decrease) in net assets resulting from operations	$37,603,439
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$10,565,382	$10,947,472
Net realized gain (loss)	12,781,518	2,308,105
Net change in unrealized appreciation (depreciation)	14,256,539	15,626,648
Net increase (decrease) in net assets resulting from operations	37,603,439	28,882,225
Dividends and/or distributions to shareholders:
Initial Class	(875)	(1,191)
Service Class	(15,356,528)	(27,544,679)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(15,357,403)	(27,545,870)
Capital share transactions:
Proceeds from shares sold:
Initial Class	1,672	1,609
Service Class	7,501,146	4,260,656
	7,502,818	4,262,265
Dividends and/or distributions reinvested:
Initial Class	875	1,191
Service Class	15,356,528	27,544,679
	15,357,403	27,545,870
Cost of shares redeemed:
Initial Class	(152)	(5,833)
Service Class	(72,875,632)	(82,372,809)
	(72,875,784)	(82,378,642)
Net increase (decrease) in net assets resulting from capital share transactions	(50,015,563)	(50,570,507)
Net increase (decrease) in net assets	(27,769,527)	(49,234,152)
Net assets:
Beginning of year	413,213,398	462,447,550
End of year	$385,443,871	$413,213,398
Capital share transactions - shares:
Shares issued:
Initial Class	144	138
Service Class	640,727	367,714
	640,871	367,852
Shares reinvested:
Initial Class	75	104
Service Class	1,330,722	2,431,128
	1,330,797	2,431,232
Shares redeemed:
Initial Class	(13)	(516)
Service Class	(6,294,608)	(7,189,090)
	(6,294,621)	(7,189,606)
Net increase (decrease) in shares outstanding:
Initial Class	206	(274)
Service Class	(4,323,159)	(4,390,248)
	(4,322,953)	(4,390,522)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$11.38	$11.37	$10.99	$12.89	$12.92
Investment operations:
Net investment income (loss)(A)	0.35	0.32	0.29	0.21	0.20
Net realized and unrealized gain (loss)	0.80	0.48	0.87	(1.70)	0.19
Total investment operations	1.15	0.80	1.16	(1.49)	0.39
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.33)	(0.24)	(0.23)	(0.24)
Net realized gains	(0.13)	(0.46)	(0.54)	(0.18)	(0.18)
Total dividends and/or distributions to shareholders	(0.50)	(0.79)	(0.78)	(0.41)	(0.42)
Net asset value, end of year	$12.03	$11.38	$11.37	$10.99	$12.89
Total return(B)	10.27%	7.01%	10.91%	(11.66)%	3.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$22	$19	$22	$19	$20
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.36%	0.35%	0.35%	0.34%	0.33%
Including waiver and/or reimbursement and recapture	0.36%	0.35%	0.35%	0.34%	0.33%
Net investment income (loss) to average net assets	2.97%	2.74%	2.56%	1.82%	1.55%
Portfolio turnover rate	37%	12%	141%	93%	1%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$11.26	$11.26	$10.89	$12.76	$12.80
Investment operations:
Net investment income (loss)(A)	0.31	0.29	0.25	0.18	0.16
Net realized and unrealized gain (loss)	0.80	0.46	0.86	(1.68)	0.18
Total investment operations	1.11	0.75	1.11	(1.50)	0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.29)	(0.20)	(0.19)	(0.20)
Net realized gains	(0.13)	(0.46)	(0.54)	(0.18)	(0.18)
Total dividends and/or distributions to shareholders	(0.46)	(0.75)	(0.74)	(0.37)	(0.38)
Net asset value, end of year	$11.91	$11.26	$11.26	$10.89	$12.76
Total return(B)	10.07%	6.69%	10.59%	(11.83)%	2.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$385,422	$413,194	$462,426	$489,352	$643,486
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.61%	0.60%	0.60%	0.59%	0.58%
Including waiver and/or reimbursement and recapture	0.61%	0.60%	0.60%	0.59%(D)	0.58%(D)
Net investment income (loss) to average net assets	2.67%	2.49%	2.26%	1.53%	1.28%
Portfolio turnover rate	37%	12%	141%	93%	1%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk - Conservative ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The Portfolio, a “fund of funds,” seeks to achieve its investment objective by investing its assets primarily in a combination of underlying third-party exchange-traded funds (“ETFs”) (hereafter referred to as "Underlying Funds"). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$8,619,639	$—	$—	$—	$8,619,639
Total Borrowings	$8,619,639	$—	$—	$—	$8,619,639
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect.
Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billion	0.2875
Over $9 billion	0.2800
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2026
Service Class	0.62	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities	Sales of Securities
$145,548,539	$201,246,198
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$395,405,929	$18,409,756	$(19,567,545)	$(1,157,789)
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$15,357,403	$—	$—	$—	$27,545,870	$—	$—	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$10,530,956	$—	$16,133,646	$—	$—	$—	$(1,157,789)
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk – Conservative ETF VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk – Conservative ETF VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 1,108,692	$94,117
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica Great Lakes Advisors Large Cap Value VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Great Lakes Advisors Large Cap Value VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
COMMON STOCKS - 98.1%
Aerospace & Defense - 5.9%
Boeing Co. (A)	7,077	$ 1,536,558
RTX Corp.	13,272	2,434,085
Textron, Inc.	10,850	945,794
		4,916,437
Automobiles - 2.3%
General Motors Co.	23,753	1,931,594
Banks - 10.1%
Bank of America Corp.	34,998	1,924,890
JPMorgan Chase & Co.	10,337	3,330,788
Wells Fargo & Co.	33,680	3,138,976
		8,394,654
Beverages - 2.2%
PepsiCo, Inc.	12,578	1,805,194
Biotechnology - 3.6%
AbbVie, Inc.	5,939	1,357,002
Gilead Sciences, Inc.	13,101	1,608,017
		2,965,019
Broadline Retail - 3.1%
Amazon.com, Inc. (A)	11,180	2,580,568
Capital Markets - 7.6%
Blackrock, Inc.	2,216	2,371,874
Goldman Sachs Group, Inc.	2,249	1,976,871
Intercontinental Exchange, Inc.	11,844	1,918,254
		6,266,999
Chemicals - 2.4%
Linde PLC	4,581	1,953,293
Communications Equipment - 1.4%
Motorola Solutions, Inc.	2,942	1,127,727
Construction & Engineering - 1.9%
Quanta Services, Inc.	3,746	1,581,037
Construction Materials - 2.0%
Martin Marietta Materials, Inc.	2,718	1,692,390
Electric Utilities - 1.7%
Duke Energy Corp.	11,927	1,397,964
Electrical Equipment - 3.3%
GE Vernova, Inc.	1,947	1,272,501
Rockwell Automation, Inc.	3,848	1,497,141
		2,769,642
Entertainment - 2.4%
Walt Disney Co.	17,721	2,016,118
Food Products - 1.1%
Mondelez International, Inc., Class A	17,433	938,418
Ground Transportation - 2.0%
CSX Corp.	46,460	1,684,175
	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 4.5%
Abbott Laboratories	17,775	$ 2,227,030
Boston Scientific Corp. (A)	15,924	1,518,353
		3,745,383
Health Care Providers & Services - 2.0%
Cencora, Inc.	4,822	1,628,630
Industrial REITs - 1.5%
Prologis, Inc.	9,600	1,225,536
Insurance - 2.5%
Hartford Insurance Group, Inc.	15,273	2,104,619
Interactive Media & Services - 5.7%
Alphabet, Inc., Class A	10,513	3,290,569
Meta Platforms, Inc., Class A	2,220	1,465,400
		4,755,969
Life Sciences Tools & Services - 1.9%
Thermo Fisher Scientific, Inc.	2,777	1,609,133
Machinery - 2.6%
Parker-Hannifin Corp.	2,410	2,118,294
Media - 2.5%
Fox Corp., Class A	28,102	2,053,413
Metals & Mining - 1.3%
Freeport-McMoRan, Inc.	20,667	1,049,677
Oil, Gas & Consumable Fuels - 4.8%
ConocoPhillips	14,348	1,343,116
Exxon Mobil Corp.	21,793	2,622,570
		3,965,686
Passenger Airlines - 2.0%
Delta Air Lines, Inc.	23,604	1,638,118
Pharmaceuticals - 2.3%
Merck & Co., Inc.	17,716	1,864,786
Semiconductors & Semiconductor Equipment - 4.2%
Broadcom, Inc.	2,883	997,806
Micron Technology, Inc.	8,540	2,437,402
		3,435,208
Software - 1.6%
Microsoft Corp.	2,740	1,325,119
Specialized REITs - 1.4%
American Tower Corp.	6,386	1,121,190
Specialty Retail - 4.3%
Lowe's Cos., Inc.	6,150	1,483,134
TJX Cos., Inc.	13,407	2,059,449
		3,542,583
Total Common Stocks (Cost $57,035,211)		81,204,573
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025

Principal	Value
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp.,
1.35% (B), dated 12/31/2025, to be
repurchased at $1,662,844 on 01/02/2026.
Collateralized by a U.S. Government
Obligation, 3.75%, due 04/30/2027, and
with a value of $1,696,000.
$ 1,662,720	$ 1,662,720
Total Repurchase Agreement (Cost $1,662,720)	1,662,720
Total Investments (Cost $58,697,931)	82,867,293
Net Other Assets (Liabilities) - (0.1)%	(91,539)
Net Assets - 100.0%	$ 82,775,754
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$81,204,573	$—	$—	$81,204,573
Repurchase Agreement	—	1,662,720	—	1,662,720
Total Investments	$81,204,573	$1,662,720	$—	$82,867,293
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Rate disclosed reflects the yield at December 31, 2025.
(C)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Investments, at value (cost $57,035,211)	$81,204,573
Repurchase agreement, at value (cost $1,662,720)	1,662,720
Receivables and other assets:
Dividends	81,500
Interest	62
Total assets	82,948,855
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	78,612
Investment management fees	44,269
Distribution and service fees	18,632
Transfer agent costs	79
Trustee and CCO fees	26
Audit and tax fees	21,029
Custody fees	1,509
Legal fees	521
Printing and shareholder reports fees	2,487
Other accrued expenses	5,937
Total liabilities	173,101
Net assets	$82,775,754
Net assets consist of:
Capital stock ($0.01 par value)	$51,203
Additional paid-in capital	54,616,215
Total distributable earnings (accumulated losses)	28,108,336
Net assets	$82,775,754
Shares outstanding	5,120,268
Net asset value and offering price per share	$16.17
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income	$1,229,280
Interest income	23,789
Total investment income	1,253,069
Expenses:
Investment management fees	437,801
Distribution and service fees	184,260
Transfer agent costs	822
Trustee and CCO fees	3,856
Audit and tax fees	22,913
Custody fees	5,797
Legal fees	6,799
Printing and shareholder reports fees	9,674
Other	17,546
Total expenses	689,468
Net investment income (loss)	563,601
Net realized gain (loss) on:
Investments	3,646,602
Net change in unrealized appreciation (depreciation) on:
Investments	11,586,393
Net realized and change in unrealized gain (loss)	15,232,995
Net increase (decrease) in net assets resulting from operations	$15,796,596
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$563,601	$604,223
Net realized gain (loss)	3,646,602	1,626,394
Net change in unrealized appreciation (depreciation)	11,586,393	7,716,950
Net increase (decrease) in net assets resulting from operations	15,796,596	9,947,567
Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(2,221,201)	(3,544,922)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,221,201)	(3,544,922)
Capital share transactions:
Proceeds from shares sold	9,929,084	10,569,883
Dividends and/or distributions reinvested	2,221,201	3,544,922
Cost of shares redeemed	(12,078,580)	(9,797,016)
Net increase (decrease) in net assets resulting from capital share transactions	71,705	4,317,789
Net increase (decrease) in net assets	13,647,100	10,720,434
Net assets:
Beginning of year	69,128,654	58,408,220
End of year	$82,775,754	$69,128,654
Capital share transactions - shares:
Shares issued	679,628	788,070
Shares reinvested	148,874	264,152
Shares redeemed	(838,467)	(730,870)
Net increase (decrease) in shares outstanding	(9,965)	321,352
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$13.47	$12.15	$11.41	$12.80	$10.14
Investment operations:
Net investment income (loss)(A)	0.11	0.12	0.12	0.11	0.04
Net realized and unrealized gain (loss)	3.04	1.92	1.30	(1.06)	3.04
Total investment operations	3.15	2.04	1.42	(0.95)	3.08
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.12)	(0.11)	(0.03)	(0.09)
Net realized gains	(0.33)	(0.60)	(0.57)	(0.41)	(0.33)
Total dividends and/or distributions to shareholders	(0.45)	(0.72)	(0.68)	(0.44)	(0.42)
Net asset value, end of year	$16.17	$13.47	$12.15	$11.41	$12.80
Total return(B)	23.65%	16.82%	12.78%	(7.38)%	30.56%
Ratio and supplemental data:
Net assets end of year (000’s)	$82,776	$69,129	$58,408	$54,982	$46,827
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.94%	0.97%	0.94%	0.99%
Including waiver and/or reimbursement and recapture	0.94%	0.94%	0.97%	0.94%	1.17%
Net investment income (loss) to average net assets	0.76%	0.91%	1.06%	0.93%	0.38%
Portfolio turnover rate	21%	18%	21%	29%	30%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Great Lakes Advisors Large Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2025, commissions recaptured are $463.
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
3. INVESTMENT VALUATION (continued)
its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at December 31, 2025, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2025, the Portfolio has not entered into any secured borrowing arrangements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
6. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. RISK FACTORS (continued)
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Focused investing risk: To the extent the Portfolio invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.594%
Over $1 billion up to $2 billion	0.580
Over $2 billion up to $3 billion	0.560
Over $3 billion	0.540
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.01%	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio's shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets up to an annual fee of 0.25% of Service Class shares.
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$15,253,825	$—	$17,199,663	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$58,891,733	$24,882,006	$(906,446)	$23,975,560
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$932,191	$—	$1,289,010	$—	$898,401	$—	$2,646,521	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$974,289	$—	$3,158,487	$—	$—	$—	$23,975,560
10. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Great Lakes Advisors Large Cap Value VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Great Lakes Advisors Large Cap Value VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $1,289,010 for the year ended December 31, 2025.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Great Lakes Advisors Large Cap Value VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

Transamerica Series Trust Annual Financial Statements
(Includes N-CSR Items 7-11)
Transamerica International Focus VP
December 31, 2025
Transamerica Capital, LLC
Customer Service: 800-851-9777
1801 California St., Suite 5200
Denver, CO 80202

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Portfolio’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS
At December 31, 2025

	Shares	Value
COMMON STOCKS - 92.6%
Canada - 10.2%
Alimentation Couche-Tard, Inc.	163,256	$ 8,916,010
Dollarama, Inc.	33,118	4,949,785
Shopify, Inc., Class A (A)	44,259	7,124,371
Waste Connections, Inc.	57,581	10,097,404
		31,087,570
France - 7.1%
Hermes International SCA	2,678	6,649,070
Safran SA	43,393	15,114,513
		21,763,583
Germany - 5.5%
CTS Eventim AG & Co. KGaA	79,565	7,283,563
SAP SE	38,686	9,399,480
		16,683,043
Hong Kong - 3.8%
AIA Group Ltd.	1,126,500	11,595,170
India - 3.3%
HDFC Bank Ltd., ADR	273,387	9,989,561
Italy - 3.2%
Ferrari NV	26,669	9,855,795
Japan - 21.0%
Ajinomoto Co., Inc.	468,600	9,906,198
Hoya Corp.	75,700	11,481,387
ITOCHU Corp.	1,206,000	15,239,993
Japan Elevator Service Holdings Co. Ltd.	717,500	7,951,657
Keyence Corp.	23,900	8,645,221
Pan Pacific International Holdings Corp.	1,808,200	10,771,266
		63,995,722
Netherlands - 6.7%
Adyen NV (A)(B)	4,859	7,835,499
ASM International NV	10,914	6,607,279
Wolters Kluwer NV	58,049	6,012,507
		20,455,285
Norway - 4.1%
Salmar ASA	206,248	12,605,487
	Shares	Value
COMMON STOCKS (continued)
Sweden - 1.9%
Lagercrantz Group AB, B Shares (C)	257,576	$ 5,908,266
Switzerland - 3.0%
Belimo Holding AG	9,443	9,226,410
Taiwan - 5.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	57,202	17,383,116
United Kingdom - 6.9%
3i Group PLC	233,053	10,219,098
Compass Group PLC	346,527	10,979,730
		21,198,828
United States - 8.0%
Coupang, Inc. (A)	237,911	5,612,320
Liberty Media Corp. - Liberty Formula One, Class C (A)	89,105	8,777,734
Linde PLC	23,446	9,997,140
		24,387,194
Uruguay - 2.2%
MercadoLibre, Inc. (A)	3,307	6,661,158
Total Common Stocks (Cost $261,310,218)		282,796,188

	Principal	Value
REPURCHASE AGREEMENT - 5.0%
Fixed Income Clearing Corp., 1.35% (D), dated 12/31/2025, to be repurchased at $15,145,550 on 01/02/2026. Collateralized by a U.S. Government Obligation, 3.75%, due 04/30/2027, and with a value of $15,447,411.	$ 15,144,415	15,144,415
Total Repurchase Agreement (Cost $15,144,415)		15,144,415
Total Investments (Cost $276,454,633)		297,940,603
Net Other Assets (Liabilities) - 2.4%		7,371,828
Net Assets - 100.0%		$ 305,312,431
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Broadline Retail	9.4%	$27,994,529
Semiconductors & Semiconductor Equipment	8.0	23,990,395
Food Products	7.6	22,511,685
Commercial Services & Supplies	6.1	18,049,061
Entertainment	5.4	16,061,297
Trading Companies & Distributors	5.1	15,239,993
Aerospace & Defense	5.1	15,114,513
Electronic Equipment, Instruments & Components	4.9	14,553,487
Insurance	3.9	11,595,170
Health Care Equipment & Supplies	3.8	11,481,387
Hotels, Restaurants & Leisure	3.7	10,979,730
Capital Markets	3.4	10,219,098
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS (continued)
At December 31, 2025
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Chemicals	3.4%	$9,997,140
Banks	3.3	9,989,561
Automobiles	3.3	9,855,795
Software	3.2	9,399,480
Building Products	3.1	9,226,410
Consumer Staples Distribution & Retail	3.0	8,916,010
Financial Services	2.6	7,835,499
IT Services	2.4	7,124,371
Textiles, Apparel & Luxury Goods	2.2	6,649,070
Professional Services	2.0	6,012,507
Investments	94.9	282,796,188
Short-Term Investments	5.1	15,144,415
Total Investments	100.0%	$ 297,940,603
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$99,364,394	$183,431,794	$—	$282,796,188
Repurchase Agreement	—	15,144,415	—	15,144,415
Total Investments	$99,364,394	$198,576,209	$—	$297,940,603
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, the total value of 144A securities is $7,835,499, representing 2.6% of the
Portfolio's net assets.

(C)
All or a portion of the security is on loan. The total value of the securities on loan is $291,517, collateralized by non-cash collateral, such as U.S.
government securities of $306,229. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)	Rate disclosed reflects the yield at December 31, 2025.
(E)
There were no transfers in or out of Level 3 during the year ended December 31, 2025. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2025

Assets:
Investments, at value (cost $261,310,218) (including securities loaned of $291,517)	$282,796,188
Repurchase agreement, at value (cost $15,144,415)	15,144,415
Foreign currency, at value (cost $311)	313
Receivables and other assets:
Net income from securities lending	1,386
Shares of beneficial interest sold	6,436,710
Dividends	182,642
Interest	568
Tax reclaims	1,095,300
Total assets	305,657,522
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	55,726
Investment management fees	200,803
Distribution and service fees	19,245
Transfer agent costs	309
Trustee and CCO fees	101
Audit and tax fees	24,219
Custody fees	12,853
Legal fees	2,542
Printing and shareholder reports fees	21,731
Other accrued expenses	7,562
Total liabilities	345,091
Net assets	$305,312,431
Net assets consist of:
Capital stock ($0.01 par value)	$402,960
Additional paid-in capital	283,494,504
Total distributable earnings (accumulated losses)	21,414,967
Net assets	$305,312,431
Net assets by class:
Initial Class	$219,776,058
Service Class	85,536,373
Shares outstanding:
Initial Class	28,767,515
Service Class	11,528,458
Net asset value and offering price per share:
Initial Class	$7.64
Service Class	7.42
STATEMENT OF OPERATIONS
For the year ended December 31, 2025

Investment income:
Dividend income	$3,820,027
Interest income	265,795
Net income from securities lending	12,263
Withholding taxes on foreign income	(546,729)
Total investment income	3,551,356
Expenses:
Investment management fees	2,394,318
Distribution and service fees:
Service Class	226,709
Transfer agent costs	3,535
Trustee and CCO fees	16,518
Audit and tax fees	28,147
Custody fees	50,063
Legal fees	50,230
Printing and shareholder reports fees	82,835
Insurance fees	4,343
Other	25,672
Total expenses	2,882,370
Net investment income (loss)	668,986
Net realized gain (loss) on:
Investments	428,965
Foreign currency transactions	(38,083)
Net realized gain (loss)	390,882
Net change in unrealized appreciation (depreciation) on:
Investments	19,810,250
Translation of assets and liabilities denominated in foreign currencies	108,813
Net change in unrealized appreciation (depreciation)	19,919,063
Net realized and change in unrealized gain (loss)	20,309,945
Net increase (decrease) in net assets resulting from operations	$20,978,931
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	December 31, 2025	December 31, 2024
From operations:
Net investment income (loss)	$668,986	$5,526,794
Net realized gain (loss)	390,882	33,704,398
Net change in unrealized appreciation (depreciation)	19,919,063	(40,226,777)
Net increase (decrease) in net assets resulting from operations	20,978,931	(995,585)
Dividends and/or distributions to shareholders:
Initial Class	(26,350,487)	(14,308,910)
Service Class	(10,652,049)	(5,228,629)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(37,002,536)	(19,537,539)
Capital share transactions:
Proceeds from shares sold:
Initial Class	32,920,272	35,261,333
Service Class	3,853,335	4,841,759
	36,773,607	40,103,092
Dividends and/or distributions reinvested:
Initial Class	26,350,487	14,308,910
Service Class	10,652,049	5,228,629
	37,002,536	19,537,539
Cost of shares redeemed:
Initial Class	(66,244,050)	(62,424,803)
Service Class	(14,168,428)	(11,373,952)
	(80,412,478)	(73,798,755)
Net increase (decrease) in net assets resulting from capital share transactions	(6,636,335)	(14,158,124)
Net increase (decrease) in net assets	(22,659,940)	(34,691,248)
Net assets:
Beginning of year	327,972,371	362,663,619
End of year	$305,312,431	$327,972,371
Capital share transactions - shares:
Shares issued:
Initial Class	3,888,711	4,039,182
Service Class	481,511	566,126
	4,370,222	4,605,308
Shares reinvested:
Initial Class	3,293,811	1,611,364
Service Class	1,370,920	603,768
	4,664,731	2,215,132
Shares redeemed:
Initial Class	(7,699,153)	(6,946,833)
Service Class	(1,724,424)	(1,309,031)
	(9,423,577)	(8,255,864)
Net increase (decrease) in shares outstanding:
Initial Class	(516,631)	(1,296,287)
Service Class	128,007	(139,137)
	(388,624)	(1,435,424)
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$8.12	$8.67	$7.86	$10.77	$9.84
Investment operations:
Net investment income (loss)(A)	0.02	0.14	0.19	0.19	0.18
Net realized and unrealized gain (loss)	0.55	(0.19)	0.79	(2.36)	0.88
Total investment operations	0.57	(0.05)	0.98	(2.17)	1.06
Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.21)	(0.17)	(0.27)	(0.13)
Net realized gains	(0.90)	(0.29)	—	(0.47)	—
Total dividends and/or distributions to shareholders	(1.05)	(0.50)	(0.17)	(0.74)	(0.13)
Net asset value, end of year	$7.64	$8.12	$8.67	$7.86	$10.77
Total return(B)	6.47%	(1.05)%	12.53%	(20.04)%	10.82%
Ratio and supplemental data:
Net assets end of year (000’s)	$219,776	$237,774	$265,064	$262,221	$357,374
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.86%	0.85%	0.82%	0.83%
Including waiver and/or reimbursement and recapture	0.83%	0.86%	0.85%	0.82%	0.83%
Net investment income (loss) to average net assets	0.28%	1.60%	2.28%	2.23%	1.71%
Portfolio turnover rate	29%	142%	39%	36%	20%

(A)	Calculated based on average number of shares outstanding.
(B)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

For a share outstanding during the years indicated:	Service Class
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net asset value, beginning of year	$7.91	$8.46	$7.67	$10.53	$9.62
Investment operations:
Net investment income (loss)(A)	0.00 (B)	0.11	0.17	0.17	0.15
Net realized and unrealized gain (loss)	0.54	(0.18)	0.77	(2.32)	0.87
Total investment operations	0.54	(0.07)	0.94	(2.15)	1.02
Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.19)	(0.15)	(0.24)	(0.11)
Net realized gains	(0.90)	(0.29)	—	(0.47)	—
Total dividends and/or distributions to shareholders	(1.03)	(0.48)	(0.15)	(0.71)	(0.11)
Net asset value, end of year	$7.42	$7.91	$8.46	$7.67	$10.53
Total return(C)	6.24%	(1.33)%	12.27%	(20.29)%	10.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$85,536	$90,198	$97,600	$98,643	$137,574
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.11%	1.10%	1.07%	1.08%
Including waiver and/or reimbursement and recapture	1.08%	1.11%(D)	1.10%	1.07%	1.08%
Net investment income (loss) to average net assets	0.04%	1.31%	2.08%	1.98%	1.45%
Portfolio turnover rate	29%	142%	39%	36%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Total return includes adjustments in accordance with generally accepted accounting principles. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Transamerica Series Trust Portfolio serves as an underlying investment vehicle.

(D)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS
At December 31, 2025
1. ORGANIZATION
Transamerica Series Trust ("TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Focus VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.
The only shareholders of the Portfolio are affiliated insurance company separate accounts and/or affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”
This report must be accompanied or preceded by the Portfolio's current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio's custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2025,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
1. ORGANIZATION (continued)
(i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.
Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other Portfolios within TST, or by any other party.
There were no commissions recaptured during the year ended December 31, 2025 by the Portfolio.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at December 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio's assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended December 31, 2025, the Portfolio has not entered into any secured borrowing arrangements.
Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2025, the Portfolio has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Portfolio based on the Portfolio's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Portfolio agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Portfolio had no amounts outstanding as of December 31, 2025, or at any time during the year then ended.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2025.
Repurchase agreements at December 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
5. RISK FACTORS
Investing in the Portfolio involves risks, including certain key risks summarized below. Please reference the Portfolio's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Portfolio.
Market risk: The market prices of the Portfolio's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio's securities and assets fall, the value of your investment in the Portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Portfolio's investments, and generally for economies and markets in the U.S. and elsewhere.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Focused investing risk: To the extent the Portfolio invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions,
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
5. RISK FACTORS (continued)
wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Currency risk: The value of a Portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company ("TLIC") and Transamerica Financial Life Insurance Company.
TAM, the Portfolio's investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Portfolio's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Portfolio's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Portfolio may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Investment management fees: TAM serves as the Portfolio's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.750%
Over $500 million up to $1 billion	0.740
Over $1 billion up to $2 billion	0.690
Over $2 billion up to $3 billion	0.675
Over $3 billion	0.660
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio's business, exceed the following stated annual operating expense limits to the Portfolio's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.88%	May 1, 2026
Service Class	1.13	May 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of December 31, 2025, there are no amounts available for recapture by TAM.
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCL as the Portfolio’s distributor.
The Distribution Plan requires the Portfolio to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.
The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCL has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2026. Prior to TCL seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Portfolio is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class	Rate
Initial Class	0.15%
Service Class	0.25
Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C GIDS related to applicable sub-transfer agency services. For the year ended December 31, 2025, (i) the expenses paid to SS&C GIDS by the Portfolio are referred to as transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C GIDS by the Portfolio are referred to as transfer agent costs within the Statement of Assets and Liabilities.
Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$87,919,209	$—	$139,287,301	$—
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio's financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of December 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$277,335,151	$36,008,613	$(15,403,161)	$20,605,452
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)
At December 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of December 31, 2025, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2025, the Portfolio did not utilize any capital loss carryforwards.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,139,829	$—	$31,862,707	$—	$8,077,629	$—	$11,459,910	$—
As of December 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$594,792	$—	$164,643	$—	$—	$—	$20,655,532
9. OPERATING SEGMENTS
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Portfolio's CODM. The Portfolio represents a single operating segment, as the CODM monitors the operating results of the Portfolio as a whole and the Portfolio's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Portfolio's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Portfolio's comparative benchmarks and to make resource allocation decisions for the Portfolio's single segment, is consistent with that presented within the Portfolio's financial statements. Detailed financial information for the Portfolio is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Series Trust
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica International Focus VP
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica International Focus VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
February 25, 2026
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

SUPPLEMENTAL TAX INFORMATION
(unaudited)
For tax purposes, the Portfolio has made a long-term capital gain designation of $31,862,707 for the year ended December 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 937,657	$430,539
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica International Focus VP

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
There were no additional Approvals of Investment Advisory Contracts since those disclosed in the June 30, 2025 Semi-Annual Financial Statements.
Transamerica Series Trust
Annual Financial Statements 2025

Transamerica Capital, LLC
1801 California St., Suite 5200
Denver, CO 80202
Visit transamerica.com
Call 800-851-9777
5094538 12/25
©2026 Transamerica Corporation. All Rights Reserved.

American Funds Insurance Series® Financial Statements and Other Information N-CSR Items 7-11 for the year ended December 31, 2025 Lit. No. INGEFP4-998-0226 © 2026 Capital Group. All rights reserved.

Global Growth Fund

Investment portfolio December 31, 2025

Common stocks 96.94%	Shares	Value (000)

Information technology 29.37%
Taiwan Semiconductor Manufacturing Co., Ltd.	10,705,200	$522,985
Broadcom, Inc.	1,107,449	383,288
Microsoft Corp.	740,348	358,047
NVIDIA Corp.	1,437,636	268,119
ASML Holding NV (ADR)	120,673	129,103
ASML Holding NV	105,955	113,257
Micron Technology, Inc.	433,659	123,771
NEC Corp.	2,693,871	90,835
Samsung Electronics Co., Ltd.	1,068,680	89,068
SK hynix, Inc.	157,999	71,546
Cloudflare, Inc., Class A (a)	336,935	66,427
AppLovin Corp., Class A (a)	85,473	57,593
Tokyo Electron, Ltd.	237,700	52,203
Shopify, Inc., Class A, subordinate voting shares (a)	278,761	44,872
International Business Machines Corp.	131,299	38,892
EPAM Systems, Inc. (a)	179,438	36,763
Salesforce, Inc.	126,566	33,529
Intel Corp. (a)	902,119	33,288
Capgemini SE	176,911	29,299
Apple, Inc.	107,144	29,128
Ubiquiti, Inc.	51,660	28,586
Oracle Corp.	102,383	19,956
Dassault Systemes SE	701,879	19,604
Nemetschek SE	140,877	15,361
Check Point Software Technologies, Ltd. (a)	79,736	14,796
Synopsys, Inc. (a)	23,849	11,202

		2,681,518

Industrials 17.72%
Airbus SE, non-registered shares	640,525	148,572
Comfort Systems USA, Inc.	140,027	130,686
Safran SA	324,785	113,019
General Electric Co.	315,857	97,293
Siemens AG	330,684	92,868
Ryanair Holdings PLC (ADR)	1,180,370	85,211
Boeing Co. (The) (a)	372,821	80,947
Saab AB, Class B	1,217,750	70,832
BAE Systems PLC	2,424,921	55,747
GT Capital Holdings, Inc.	5,411,899	54,732
ATI, Inc. (a)	476,446	54,677
TransDigm Group, Inc.	38,430	51,106
RS Group PLC	5,414,909	45,232
Howmet Aerospace, Inc.	212,197	43,505
Core & Main, Inc., Class A (a)	797,398	41,441
ASSA ABLOY AB, Class B	1,034,590	40,110
Rocket Lab Corp. (a)	565,667	39,461
DSV A/S	153,094	38,526
Hitachi, Ltd.	1,228,900	38,125
Copart, Inc. (a)	878,862	34,407
Crane Co.	178,460	32,913
PACCAR, Inc.	286,995	31,429
The Toro Co.	373,724	29,420
Compagnie de Saint-Gobain SA, non-registered shares	270,675	27,477
Hanwha Aerospace Co., Ltd.	40,475	26,333
Alliance Global Group, Inc.	156,400,700	21,772
FTAI Aviation, Ltd.	102,740	20,224
Mitsui & Co., Ltd.	676,500	19,994
Deere & Co.	39,278	18,287

1	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)

Industrials (continued)
GE Vernova, Inc.	24,758	$16,181
Daikin Industries, Ltd.	76,900	9,872
Ingersoll-Rand, Inc.	96,000	7,605

		1,618,004

Consumer discretionary 13.88%
Prosus NV, Class N	1,846,586	114,052
MercadoLibre, Inc. (a)	42,043	84,686
Renault SA	1,688,781	69,914
Inchcape PLC	6,234,573	64,629
Booking Holdings, Inc.	11,574	61,983
Starbucks Corp.	729,678	61,446
Compagnie Financiere Richemont SA, Class A	279,343	60,287
Amazon.com, Inc. (a)	239,344	55,245
Chipotle Mexican Grill, Inc. (a)	1,462,554	54,114
Hyundai Motor Co.	254,391	52,086
LKQ Corp.	1,640,562	49,545
LVMH Moet Hennessy-Louis Vuitton SE	64,729	48,799
Trip.com Group, Ltd. (ADR)	672,433	48,355
MGM China Holdings, Ltd.	28,793,200	48,329
General Motors Co.	519,771	42,268
InterContinental Hotels Group PLC	299,249	41,918
Restaurant Brands International, Inc. (CAD denominated)	607,375	41,446
Alibaba Group Holding, Ltd. (ADR)	268,854	39,409
Entain PLC	3,341,847	34,412
Industria de Diseno Textil SA	501,952	33,064
Hermes International	12,384	30,597
Sanrio Co., Ltd.	912,300	28,622
Carvana Co., Class A (a)	61,924	26,133
D.R. Horton, Inc.	173,953	25,054
Toll Brothers, Inc.	167,692	22,675
Wynn Macau, Ltd.	21,430,000	16,295
O’Reilly Automotive, Inc. (a)	134,120	12,233

		1,267,596

Financials 13.85%
Citigroup, Inc.	1,215,819	141,874
Banco Bilbao Vizcaya Argentaria SA	5,187,583	121,338
3i Group PLC	2,294,508	99,828
Brookfield Corp., Class A	2,138,896	98,154
Aon PLC, Class A	244,466	86,267
Visa, Inc., Class A	237,305	83,225
Prudential PLC	5,215,411	80,470
Fiserv, Inc. (a)	1,031,889	69,312
Societe Generale	809,341	65,207
Ameriprise Financial, Inc.	104,697	51,337
Allianz SE	106,923	49,042
Aviva PLC	4,545,916	41,620
Halyk Savings Bank of Kazakhstan OJSC (GDR)	1,293,921	38,688
Japan Post Insurance Co., Ltd.	1,156,950	34,716
UniCredit SpA	359,971	29,883
CME Group, Inc., Class A	103,473	28,256
Coinbase Global, Inc., Class A (a)	97,796	22,116
MS&AD Insurance Group Holdings, Inc.	831,800	19,587
Arthur J. Gallagher & Co.	74,138	19,186
CaixaBank SA, non-registered shares	1,557,890	19,025
HSBC Holdings PLC (GBP denominated)	1,163,368	18,239
HDFC Bank, Ltd.	1,328,758	14,683

American Funds Insurance Series	2

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)

Financials (continued)
Eurobank SA	3,558,529	$14,263
Swissquote Group Holding, Ltd.	15,017	9,116
CVC Capital Partners PLC	542,527	9,085

		1,264,517

Health care 7.75%
Vertex Pharmaceuticals, Inc. (a)	213,311	96,707
Argenx SE (ADR) (a)	80,747	67,904
Regeneron Pharmaceuticals, Inc.	83,600	64,528
Thermo Fisher Scientific, Inc.	103,186	59,791
UnitedHealth Group, Inc.	179,184	59,150
Eli Lilly and Co.	43,922	47,202
EssilorLuxottica SA	144,508	45,690
Sanofi	378,504	36,721
Cigna Group (The)	132,736	36,533
AstraZeneca PLC	194,247	35,779
Pfizer, Inc.	1,418,993	35,333
Haleon PLC	6,192,098	31,333
Centene Corp. (a)	580,852	23,902
Bayer AG	537,074	23,168
Alnylam Pharmaceuticals, Inc. (a)	50,179	19,954
Novo Nordisk AS, Class B	237,847	12,124
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	367,000	11,454

		707,273

Communication services 5.39%
Meta Platforms, Inc., Class A	213,121	140,679
Alphabet, Inc., Class A	269,199	84,259
Spotify Technology SA (a)	118,391	68,751
Publicis Groupe SA	549,935	57,051
Bharti Airtel, Ltd.	2,029,589	47,612
Netflix, Inc. (a)	419,340	39,317
Nintendo Co., Ltd.	566,253	38,250
Tencent Holdings, Ltd.	213,900	16,391

		492,310

Consumer staples 3.33%
Nestle SA	695,583	69,136
Dollar General Corp.	408,173	54,193
Costco Wholesale Corp.	44,829	38,658
Carrefour SA, non-registered shares	2,201,230	36,717
Pernod Ricard SA	384,768	32,940
Coca-Cola HBC AG (CDI) (a)	445,087	23,050
Philip Morris International, Inc.	121,081	19,421
Monster Beverage Corp. (a)	239,297	18,347
Loblaw Cos., Ltd.	267,760	12,105

		304,567

Materials 2.48%
Lynas Rare Earths, Ltd. (a)	5,358,289	44,201
Agnico Eagle Mines, Ltd.	240,735	40,824
Amcor PLC (CDI)	3,567,000	29,808
Linde PLC	63,907	27,249
Sherwin-Williams Co.	81,338	26,356
First Quantum Minerals, Ltd. (a)	802,920	21,527

3	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)

Materials (continued)
Syensqo SA	168,919	$13,566
Ecolab, Inc.	46,140	12,113
LyondellBasell Industries NV	250,227	10,835

		226,479

Energy 1.34%
NAC Kazatomprom JSC (GDR)	673,935	37,443
Canadian Natural Resources, Ltd. (CAD denominated)	1,066,948	36,139
Tourmaline Oil Corp.	612,792	27,489
Reliance Industries, Ltd.	789,344	13,778
TotalEnergies SE (EUR denominated)	112,486	7,331

		122,180

Real estate 1.24%
Mirvac Group REIT	25,439,540	34,719
Simon Property Group, Inc. REIT	168,674	31,223
Sun Hung Kai Properties, Ltd.	2,378,500	28,855
Dexus REIT	3,935,855	18,150

		112,947

Utilities 0.59%
Oklo, Inc., Class A (a)(b)	258,331	18,538
Veolia Environnement SA	429,985	14,981
FirstEnergy Corp.	286,296	12,818
NRG Energy, Inc.	50,420	8,029

		54,366

Total common stocks (cost: $5,566,337,000)		8,851,757

Short-term securities 3.17%

Money market investments 3.16%

Capital Group Central Cash Fund 3.79% (c)(d)	2,888,549	288,884

Money market investments purchased with collateral from securities on loan 0.01%

Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (c)(e)	1,098,443	1,098

Total short-term securities (cost: $289,944,000)		289,982

Total investment securities 100.11% (cost: $5,856,281,000)		9,141,739
Other assets less liabilities (0.11)%		(10,393)

Net assets 100.00%		$9,131,346

American Funds Insurance Series	4

Global Growth Fund (continued)

Investments in affiliates (d)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Short-term securities 3.16%

Money market investments 3.16%

Capital Group Central Cash Fund 3.79% (c)	$283,574	$1,841,815	$1,836,409	$(82)	$(14)	$288,884	$12,461

(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Rate represents the seven-day yield at 12/31/2025.
(d)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(e)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

5	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2025

Common stocks 96.08%	Shares	Value (000)

Industrials 21.20%
International Container Terminal Services, Inc.	3,664,220	$35,133
ATI, Inc. (a)	265,862	30,510
Cleanaway Waste Management, Ltd.	17,157,789	29,580
Trelleborg AB, Class B	565,261	23,920
Takasago Thermal Engineering Co., Ltd.	806,148	22,853
Diploma PLC	300,405	21,440
Casella Waste Systems, Inc., Class A (a)	212,525	20,815
Adecco Group AG	694,197	20,168
Nexans SA	134,522	19,782
Modine Manufacturing Co. (a)	146,345	19,539
UL Solutions, Inc., Class A	236,384	18,641
Qantas Airways, Ltd.	2,530,925	17,461
Alaska Air Group, Inc. (a)	343,688	17,287
CBIZ, Inc. (a)	340,016	17,154
Carel Industries SpA	555,967	16,010
Comfort Systems USA, Inc.	16,788	15,668
VSE Corp.	90,068	15,561
Oshkosh Corp.	106,689	13,403
Bombardier, Inc., Class B (a)	75,000	12,759
Rumo SA	4,373,675	11,683
ICF International, Inc.	133,699	11,405
Inox Wind, Ltd. (a)	7,777,781	10,690
Kandenko Co., Ltd.	327,900	10,538
AFRY AB, Class B	642,228	10,430
Badger Infrastructure Solutions, Ltd.	183,079	9,755
Applied Industrial Technologies, Inc.	35,926	9,225
Addtech AB, Class B	245,222	8,714
Howden Joinery Group PLC	747,163	8,320
Neway Valve (Suzhou) Co., Ltd., Class A	1,107,550	8,219
dormakaba Holding AG	97,220	7,861
ESAB Corp.	68,792	7,685
First Advantage Corp. (a)	528,767	7,683
Sterling Infrastructure, Inc. (a)	24,972	7,647
Beijer Ref AB, Class B	445,805	7,172
Visional, Inc. (a)	105,238	6,730
IMCD NV	71,611	6,515
Sinfonia Technology Co., Ltd.	110,986	6,443
Huber + Suhner AG	35,267	6,381
Tetra Tech, Inc.	186,785	6,265
Engcon AB, Class B	624,455	5,619
Localiza Rent a Car SA, ordinary nominative shares	663,945	5,236
Localiza Rent a Car SA (a)	25,536	194
SATS, Ltd.	1,817,900	5,378
SPIE SA	90,533	5,211
Rosebank Industries PLC (a)	1,094,795	5,163
WESCO International, Inc.	20,529	5,022
XPO, Inc. (a)	35,214	4,786
Saia, Inc. (a)	13,577	4,433
RENK Group AG	60,784	3,806
Hensoldt AG (b)	41,633	3,598
Matson, Inc.	28,475	3,518
Reliance Worldwide Corp., Ltd.	1,357,484	3,485
Takuma Co., Ltd.	204,600	3,237
KEI Industries, Ltd.	64,373	3,195
IndiaMart InterMesh, Ltd.	113,259	2,802
Huaming Power Equipment Co., Ltd., Class A	647,600	2,314
Byrna Technologies, Inc. (a)(b)	98,413	1,652
McGrath RentCorp	3,980	418

		626,112

American Funds Insurance Series	6

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)

Financials 16.44%
IIFL Finance, Ltd. (a)	4,298,688	$29,178
Stifel Financial Corp.	224,039	28,054
HDFC Asset Management Co., Ltd.	907,132	26,969
SLM Corp.	972,198	26,308
Porto Seguro SA	2,915,882	25,720
Glacier Bancorp, Inc.	577,688	25,447
Cholamandalam Investment and Finance Co., Ltd.	1,274,960	24,092
First American Financial Corp.	379,577	23,321
Vontobel Holding AG	257,533	20,820
Max Financial Services, Ltd. (a)	975,628	18,142
SiriusPoint, Ltd. (a)	767,775	16,807
Kyoto Financial Group, Inc.	750,000	16,355
Pluxee NV	1,010,488	15,831
Janus Henderson Group PLC	299,721	14,258
Lazard, Inc., Class A	274,252	13,318
Home BancShares, Inc.	449,364	12,483
Gunma Bank, Ltd. (The)	1,068,100	11,747
Sprott, Inc.	109,623	10,737
GQG Partners, Inc. (CDI)	9,139,164	10,643
Banco del Bajio SA	3,890,796	9,827
Asia Commercial Joint Stock Bank	10,676,850	9,743
SouthState Bank Corp.	94,096	8,855
Eurobank SA	2,174,630	8,716
EFG International AG	334,117	7,988
FirstCash Holdings, Inc.	48,401	7,714
Hokuhoku Financial Group, Inc.	253,900	7,410
IG Group Holdings PLC	382,385	6,778
Patria Investments, Ltd., Class A	397,904	6,323
Discovery, Ltd.	381,042	5,240
JB Financial Group Co., Ltd.	282,792	5,023
PJT Partners, Inc., Class A	28,318	4,735
360 ONE WAM, Ltd.	356,178	4,703
Baldwin Insurance Group, Inc. (The), Class A (a)	180,849	4,346
CVB Financial Corp.	226,040	4,204
Root, Inc., Class A (a)	53,525	3,866
Pinnacle Investment Management Group, Ltd.	322,427	3,655
Haci A–mer Sabanci Holding AS	1,367,842	2,691
Capitec Bank Holdings, Ltd.	8,764	2,201
EZCORP, Inc., Class A, nonvoting shares (a)	74,602	1,449

		485,697

Information technology 14.52%
King Slide Works Co., Ltd.	253,784	30,159
Lumentum Holdings, Inc. (a)	80,942	29,834
Semtech Corp. (a)	376,056	27,712
MACOM Technology Solutions Holdings, Inc. (a)	156,241	26,761
Lattice Semiconductor Corp. (a)	358,889	26,407
Kokusai Electric Corp.	663,891	23,173
Q2 Holdings, Inc. (a)	305,539	22,048
CompoSecure, Inc., Class A (a)(c)	948,877	17,014
CompoSecure, Inc., Class A (a)	145,811	2,811
PAR Technology Corp. (a)(b)	466,983	16,942
Silicon Laboratories, Inc. (a)	116,697	15,252
Allegro MicroSystems, Inc. (a)	555,183	14,646
Rogers Corp. (a)	147,666	13,522
Credo Technology Group Holding, Ltd. (a)	92,021	13,241
Unity Software, Inc. (a)	277,946	12,277
Agilysys, Inc. (a)	96,907	11,516
Maruwa Co., Ltd.	41,254	11,156
Riken Keiki Co., Ltd.	530,000	10,840

7	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)

Information technology (continued)
Pegasystems, Inc.	159,265	$9,511
Klaviyo, Inc., Class A (a)	284,599	9,241
Tokyo Seimitsu Co., Ltd.	124,023	8,770
eMemory Technology, Inc.	157,430	8,595
Fabrinet, non-registered shares (a)	14,995	6,827
Soitec (a)	177,920	4,810
Cellebrite DI, Ltd. (a)	253,216	4,565
Netskope, Inc., Class A (a)(b)	251,977	4,420
Via Transportation, Inc., Class A (a)(b)	141,377	4,101
OBIC Business Consultants Co., Ltd.	73,900	3,990
Insight Enterprises, Inc. (a)	47,429	3,864
Softcat PLC	195,529	3,717
Topicus.com, Inc., subordinate voting shares (a)	38,110	3,530
MongoDB, Inc., Class A (a)	8,355	3,507
Shibaura Mechatronics Corp.	26,300	3,190
Commvault Systems, Inc. (a)	24,418	3,061
HPSP Co., Ltd.	132,490	3,056
Cipher Mining, Inc. (a)(b)	206,487	3,048
MARA Holdings, Inc. (a)(b)	327,085	2,937
ASMPT, Ltd.	293,500	2,921
Domo, Inc., Class B (a)	300,977	2,537
Wolfspeed, Inc. (a)(b)	89,368	1,556
Hexaware Technologies, Ltd.	126,699	1,079
Bitdeer Technologies Group, Class A (a)(b)	49,512	555
Yotpo, Ltd. (a)(c)(d)	678,736	265

		428,964

Consumer discretionary 11.70%
CAVA Group, Inc. (a)(b)	547,511	32,133
Light & Wonder, Inc. CHESS Depositary Interest (a)	266,937	27,998
Entain PLC	2,694,154	27,743
TopBuild Corp. (a)	49,920	20,826
DraftKings, Inc., Class A (a)	535,848	18,465
Thor Industries, Inc.	170,817	17,538
Champion Homes, Inc. (a)	182,251	15,400
Sega Sammy Holdings, Inc.	878,000	13,727
Wyndham Hotels & Resorts, Inc.	175,062	13,228
Acushnet Holdings Corp.	165,000	13,170
LKQ Corp.	420,833	12,709
Patrick Industries, Inc.	96,348	10,447
Guzman y Gomez, Ltd.	668,245	9,643
Food & Life Cos., Ltd.	184,900	9,373
Steven Madden, Ltd. (b)	208,312	8,674
Ollies Bargain Outlet Holdings, Inc. (a)	74,296	8,144
Aditya Vision, Ltd.	1,363,712	7,408
Cartrade Tech, Ltd. (a)	227,495	7,154
tonies SE, Class A (a)	568,903	6,987
Grand Canyon Education, Inc. (a)	41,039	6,825
Dominos Pizza Enterprises, Ltd.	486,762	6,810
Lottomatica Group SpA	254,958	6,691
MRF, Ltd.	3,861	6,567
Yonex Co., Ltd.	300,000	6,362
Boot Barn Holdings, Inc. (a)	33,840	5,972
Inchcape PLC	420,301	4,357
Camping World Holdings, Inc., Class A	426,336	4,148
Cairn Homes PLC (EUR denominated)	1,597,882	3,891
Savers Value Village, Inc. (a)	367,506	3,433
Zalando SE, non-registered shares (a)	115,415	3,427
Smartfit Escola de Ginastica e Danca SA	677,584	2,865

American Funds Insurance Series	8

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)

Consumer discretionary (continued)
Coats Group PLC	2,231,726	$2,529
Groupe Dynamite, Inc.	8,500	512
Metaplanet, Inc. (a)	137,850	350

		345,506

Health care 10.57%
Insulet Corp. (a)	85,352	24,260
Ensign Group, Inc. (The)	127,853	22,272
Carl Zeiss Meditec AG, non-registered shares (b)	417,299	19,593
IDEAYA Biosciences, Inc. (a)(b)	486,851	16,830
Bio-Rad Laboratories, Inc., Class A (a)	54,843	16,617
Max Healthcare Institute, Ltd.	1,220,256	14,191
Addus HomeCare Corp. (a)	125,640	13,492
Kymera Therapeutics, Inc. (a)	171,932	13,378
Rhythm Pharmaceuticals, Inc. (a)	112,926	12,088
Ambu AS, Class B, non-registered shares (b)	873,841	12,047
ADMA Biologics, Inc. (a)	596,196	10,875
Vitrolife AB	730,264	10,864
Bio-Techne Corp.	178,365	10,490
Zealand Pharma AS (a)	132,343	9,631
Masimo Corp. (a)(b)	72,354	9,410
Vimian Group AB (publ) (a)(b)	2,729,438	8,952
Asker Healthcare Group AB (a)	964,065	8,829
iRhythm Technologies, Inc. (a)	45,776	8,122
Encompass Health Corp.	62,771	6,662
BridgeBio Pharma, Inc. (a)	86,007	6,579
Shanghai Conant Optical Co., Ltd., Class H	902,000	6,258
Establishment Labs Holdings, Inc. (a)(b)	85,657	6,243
Indegene, Ltd.	933,888	5,409
Denali Therapeutics, Inc. (a)	315,416	5,208
CONMED Corp.	124,153	5,041
Dr. Lal PathLabs, Ltd.	301,052	4,966
AddLife AB, Class B	285,033	4,923
Aster DM Healthcare, Ltd.	688,425	4,725
Prestige Consumer Healthcare, Inc. (a)	53,648	3,310
Inhibrx Biosciences, Inc. (a)(b)	41,358	3,267
Enliven Therapeutics, Inc. (a)(b)	138,269	2,129
Waystar Holding Corp. (a)	59,700	1,955
Biohaven, Ltd. (a)	164,617	1,859
GeneDx Holdings Corp., Class A (a)	12,764	1,660

		312,135

Materials 7.75%
Resonac Holdings Co., Ltd.	1,078,714	45,051
Materion Corp.	237,927	29,579
Sumitomo Bakelite Co., Ltd.	830,059	27,399
Celanese Corp.	567,064	23,975
Lundin Mining Corp.	1,000,000	21,493
Lundin Gold, Inc.	202,100	16,789
Knife River Corp. (a)	174,361	12,266
Dyno Nobel, Ltd.	5,112,453	10,919
Louisiana-Pacific Corp.	110,000	8,884
Vicat SACA	85,775	7,625
Acerinox SA	437,480	6,481
Mitsui Kinzoku Co., Ltd.	41,700	4,711
Umicore SA	168,404	3,515
Cabot Corp.	48,229	3,197
Huhtamaki OYJ	82,277	2,867

9	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)

Materials (continued)
Arkema SA	34,302	$2,098
Mayr-Melnhof Karton AG, non-registered shares	17,249	1,882
Titan SA	1,455	90

		228,821

Communication services 3.97%
Nippon Television Holdings, Inc.	986,700	23,925
Magnite, Inc. (a)	1,429,601	23,202
Springer Nature AG & Co. KGaA, non-registered shares	593,839	13,346
Stubhub Holdings, Inc., Class A (a)(b)	900,000	12,177
New York Times Co., Class A	175,000	12,149
Indosat Tbk PT	85,573,409	11,905
Kadokawa Corp.	529,800	10,749
Rightmove PLC	1,080,615	7,555
Bharti Hexacom, Ltd.	63,232	1,282
Starz Entertainment Corp. (a)	82,800	969

		117,259

Consumer staples 3.25%
Raia Drogasil SA, ordinary nominative shares	7,751,754	33,248
BBB Foods, Inc., Class A (a)	767,003	25,610
Universal Robina Corp.	13,048,305	14,887
Lamb Weston Holdings, Inc.	320,000	13,405
Apotea Sverige AB (a)	593,629	5,929
e.l.f. Beauty, Inc. (a)	40,599	3,087

		96,166

Energy 2.66%
Weatherford International	409,326	32,034
CNX Resources Corp. (a)	525,389	19,319
Vista Energy, SAB de CV, Class A (ADR) (a)	207,708	10,107
Aegis Logistics Ltd.	790,464	6,306
Secure Waste Infrastructure Corp.	369,037	4,643
Cactus, Inc., Class A	77,043	3,519
Aegis Vopak Terminals, Ltd. (a)	953,011	2,643

		78,571

Real estate 2.41%
Charter Hall Group REIT	1,491,963	24,257
Embassy Office Parks REIT	4,429,528	21,465
Mindspace Business Parks REIT	1,250,000	6,607
NTT DC REIT (a)	5,706,900	5,815
Lodha Developers, Ltd.	442,564	5,226
St. Joe Co.	70,902	4,209
Altus Group, Ltd.	88,775	3,668

		71,247

Utilities 1.61%
Black Hills Corp.	280,286	19,457
Talen Energy Corp. (a)	23,357	8,755

American Funds Insurance Series	10

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)

Utilities (continued)
Nippon Gas Co., Ltd.	364,000	$6,893
SembCorp Industries, Ltd.	1,425,500	6,655
IDACORP, Inc.	45,900	5,809

		47,569

Total common stocks (cost: $2,108,611,000)		2,838,047

Preferred securities 0.66%

Information technology 0.41%
SmartHR, Inc., Series D, preferred shares (a)(c)(d)	3,006	10,054
Yotpo, Ltd., Series F, preferred shares (a)(c)(d)	2,158,609	842
Yotpo, Ltd., Series B, preferred shares (a)(c)(d)	287,894	112
Yotpo, Ltd., Series C, preferred shares (a)(c)(d)	274,070	107
Yotpo, Ltd., Series A-1, preferred shares (a)(c)(d)	183,819	72
Yotpo, Ltd., Series A, preferred shares (a)(c)(d)	89,605	35
Yotpo, Ltd., Series C-1, preferred shares (a)(c)(d)	75,980	30
Yotpo, Ltd., Series D, preferred shares (a)(c)(d)	42,368	16
Yotpo, Ltd., Series B-1, preferred shares (a)(c)(d)	33,838	13
Outreach Corp., Series G, preferred shares (a)(c)(d)	154,354	807

		12,088

Financials 0.25%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares (a)(b)	500,000	7,200

Total preferred securities (cost: $27,808,000)		19,288

Rights & warrants 0.00%

Consumer discretionary 0.00%
Smartfit Escola de Ginastica e Danca SA, rights, expire 1/6/2026 (a)	21,419	12

Convertible bonds & notes 0.05%	Principal amount (000)

Information technology 0.05%
Wolfspeed, Inc., convertible notes, 2.50% 6/15/2031	USD773	1,149
Wolfspeed, Inc., convertible notes, 2.50% 6/15/2031 (e)	291	432

Total convertible bonds & notes (cost: $923,000)		1,581

Bonds, notes & other debt instruments 0.03%

Corporate bonds and notes 0.03%

Information technology 0.03%
Wolfspeed, Inc. 7.00% Cash 6/15/2031 (7.00% on 12/15/2030) (f)(g)	1,173	945

Total bonds, notes & other debt instruments (cost: $1,334,000)		945

Short-term securities 6.72%	Shares

Money market investments 2.90%

Capital Group Central Cash Fund 3.79% (h)(i)	856,817	85,690

11	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Short-term securities (continued)		Shares	Value (000)

Money market investments purchased with collateral from securities on loan 2.33%

Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (h)(j)		55,116,990	$55,117
Capital Group Central Cash Fund 3.79% (h)(i)(j)		138,082	13,810

			68,927

	Weighted average yield at acquisition	Principal amount (000)

Commercial paper 1.49%

Oversea-Chinese Banking Corp., Ltd. 1/16/2026 (e)	3.214%	USD21,500	21,464
TOTAL Holdings USA, Inc. 1/9/2026 (e)	2.868	22,500	22,479

			43,943

Total short-term securities (cost: $198,558,000)			198,560

Total investment securities 103.54% (cost: $2,337,234,000)			3,058,433
Other assets less liabilities (3.54)%			(104,630)

Net assets 100.00%			$2,953,803

Investments in affiliates (i)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Common stocks 0.00%

Consumer discretionary 0.00%
Lands’ End, Inc. (a)(k)	$27,594	$–	$16,981		$2,176	$(12,789)	$–	$–

Short-term securities 3.37%

Money market investments 2.90%

Capital Group Central Cash Fund 3.79% (h)	16,001	781,768	712,093		10	4	85,690	4,646

Money market investments purchased with collateral from securities on loan 0.47%

Capital Group Central Cash Fund 3.79% (h)(j)	19,927		6,117	(l)			13,810	–	(m)

Total short-term securities							99,500

Total 3.37%					$2,186	$(12,785)	$99,500	$4,646

Restricted securities (c)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

CompoSecure, Inc., Class A (a)	12/24/2025	$17,554	$17,014		0.57%

SmartHR, Inc., Series D, preferred shares (a)(d)	5/28/2021	14,344	10,054	0.34

Yotpo, Ltd., Series F, preferred shares (a)(d)	2/25/2021	4,748	842	0.03

Yotpo, Ltd. (a)(d)	3/16/2021	1,418	265	0.01

Yotpo, Ltd., Series B, preferred shares (a)(d)	3/16/2021	602	112	0.01

Yotpo, Ltd., Series C, preferred shares (a)(d)	3/16/2021	573	107	0.00	(n)

Yotpo, Ltd., Series A-1, preferred shares (a)(d)	3/16/2021	384	72	0.00	(n)

Yotpo, Ltd., Series A, preferred shares (a)(d)	3/16/2021	187	35	0.00	(n)

Yotpo, Ltd., Series C-1, preferred shares (a)(d)	3/16/2021	159	30	0.00	(n)

Yotpo, Ltd., Series D, preferred shares (a)(d)	3/16/2021	88	16	0.00	(n)

American Funds Insurance Series	12

Global Small Capitalization Fund (continued)

Restricted securities (c) (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Yotpo, Ltd., Series B-1, preferred shares (a)(d)	3/16/2021	$71	$13	0.00	%(n)

Outreach Corp., Series G, preferred shares (a)(d)	5/27/2021	4,517	807	0.03

Total		$44,645	$29,367		0.99%

(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(d)	Value determined using significant unobservable inputs.
(e)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $44,375,000, which represented 1.50% of the net assets of the fund.

(f)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(g)	Step bond; coupon rate may change at a later date.
(h)	Rate represents the seven-day yield at 12/31/2025.
(i)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(j)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(k)	Affiliated issuer during the reporting period but no longer held at 12/31/2025.
(l)	Represents net activity. Refer to Note 5 for more information on securities lending.
(m)	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
(n)	Amount less than 0.01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CDI = CREST Depository Interest

EUR = Euros

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

13	American Funds Insurance Series

Growth Fund

Investment portfolio December 31, 2025

Common stocks 97.05%	Shares	Value (000)

Information technology 30.03%
NVIDIA Corp.	14,633,168	$2,729,086
Broadcom, Inc.	7,127,917	2,466,972
Microsoft Corp.	4,705,891	2,275,863
Micron Technology, Inc.	4,145,247	1,183,095
Shopify, Inc., Class A, subordinate voting shares (a)	6,681,199	1,075,473
Apple, Inc.	3,469,920	943,333
Cloudflare, Inc., Class A (a)	3,933,670	775,523
Salesforce, Inc.	2,329,847	617,200
Taiwan Semiconductor Manufacturing Co., Ltd.	9,590,699	468,538
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	178,139	54,135
SK hynix, Inc.	1,021,431	462,530
Strategy, Inc., Class A (a)	2,430,046	369,246
Constellation Software, Inc.	144,522	347,619
Fair Isaac Corp. (a)	159,463	269,591
Synopsys, Inc. (a)	548,921	257,839
AppLovin Corp., Class A (a)	321,334	216,521
KLA Corp.	161,842	196,651
Unity Software, Inc. (a)	4,187,714	184,971
Adobe, Inc. (a)	464,126	162,440
Intel Corp. (a)	4,381,849	161,690
Amphenol Corp., Class A	1,061,587	143,463
ASML Holding NV (ADR)	121,131	129,593
ASML Holding NV	11,142	11,910
Klaviyo, Inc., Class A (a)	3,758,673	122,044
Gartner, Inc. (a)	440,392	111,102
DocuSign, Inc. (a)	1,362,952	93,226
Intuit, Inc.	109,602	72,603
Fortinet, Inc. (a)	840,566	66,749
Monday.com, Ltd. (a)	437,980	64,628
HubSpot, Inc. (a)	133,103	53,414
Accenture PLC, Class A	194,545	52,196
Datadog, Inc., Class A (a)	322,570	43,866
RingCentral, Inc., Class A (a)	1,465,500	42,324
Tower Semiconductor, Ltd. (a)	328,759	38,603
Atlassian Corp., Class A (a)	175,462	28,449
Applied Materials, Inc.	102,877	26,438
Hewlett Packard Enterprise Co.	1,097,823	26,370
OpenAI Group PBC, Class A (a)(b)	35,568	17,228
MKS, Inc.	101,047	16,147
ServiceNow, Inc. (a)	100,415	15,383
TE Connectivity PLC	58,501	13,310
Stripe, Inc., Class B (a)(b)(c)	168,598	6,983
Figma, Inc. (a)	181,900	6,798

		16,421,143

Communication services 17.08%
Meta Platforms, Inc., Class A	6,338,307	4,183,853
Alphabet, Inc., Class A	5,117,670	1,601,831
Alphabet, Inc., Class C	4,890,122	1,534,520
Netflix, Inc. (a)	11,967,549	1,122,077
Live Nation Entertainment, Inc. (a)	1,673,146	238,423
Snap, Inc., Class A, nonvoting shares (a)	27,200,000	219,504
ROBLOX Corp., Class A (a)	2,022,582	163,890
Reddit, Inc., Class A (a)	385,000	88,500
Charter Communications, Inc., Class A (a)	257,459	53,745
Take-Two Interactive Software, Inc. (a)	205,671	52,658
T-Mobile US, Inc.	142,902	29,015

American Funds Insurance Series	14

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)

Communication services (continued)
Nintendo Co., Ltd.	411,400	$27,790
Spotify Technology SA (a)	36,511	21,202
Stubhub Holdings, Inc., Class A (a)(d)	289,405	3,916

		9,340,924

Consumer discretionary 15.69%
Tesla, Inc. (a)	7,508,443	3,376,697
Amazon.com, Inc. (a)	4,731,936	1,092,225
Royal Caribbean Cruises, Ltd.	1,873,957	522,684
D.R. Horton, Inc.	3,192,890	459,872
Chipotle Mexican Grill, Inc. (a)	9,143,057	338,293
DoorDash, Inc., Class A (a)	1,463,440	331,440
NIKE, Inc., Class B	4,175,649	266,031
Flutter Entertainment PLC (a)	1,088,583	234,089
Burlington Stores, Inc. (a)	606,948	175,317
Tractor Supply Co.	3,325,000	166,283
Hermes International	61,000	150,713
Wayfair, Inc., Class A (a)	1,406,061	141,183
Norwegian Cruise Line Holdings, Ltd. (a)	6,094,950	136,039
Rivian Automotive, Inc., Class A (a)	6,072,024	119,680
Aramark	3,218,114	118,620
Home Depot, Inc.	315,781	108,660
Texas Roadhouse, Inc.	569,220	94,491
LVMH Moet Hennessy-Louis Vuitton SE	103,754	78,220
CAVA Group, Inc. (a)	1,153,603	67,705
Service Corp. International	848,647	66,169
Amadeus IT Group SA, Class A, non-registered shares	900,457	66,047
Five Below, Inc. (a)	252,000	47,467
Duolingo, Inc., Class A (a)	267,716	46,984
TopBuild Corp. (a)	109,349	45,619
Churchill Downs, Inc.	393,735	44,799
Booking Holdings, Inc.	8,123	43,501
DraftKings, Inc., Class A (a)	1,260,429	43,434
Floor & Decor Holdings, Inc., Class A (a)	690,678	42,055
YUM! Brands, Inc.	246,744	37,327
O’Reilly Automotive, Inc. (a)	310,795	28,348
Polaris, Inc.	371,000	23,466
Starbucks Corp.	250,453	21,091
AutoZone, Inc. (a)	5,049	17,124
Marriott International, Inc., Class A	46,380	14,389
Caesars Entertainment, Inc. (a)	356,300	8,334
Helen of Troy, Ltd. (a)	269,597	5,729

		8,580,125

Health care 10.98%
Intuitive Surgical, Inc. (a)	1,991,933	1,128,151
Eli Lilly and Co.	939,135	1,009,270
Vertex Pharmaceuticals, Inc. (a)	1,501,764	680,840
Alnylam Pharmaceuticals, Inc. (a)	1,708,686	679,459
HCA Healthcare, Inc.	627,846	293,116
UnitedHealth Group, Inc.	835,333	275,752
Thermo Fisher Scientific, Inc.	472,926	274,037
Boston Scientific Corp. (a)	2,452,163	233,814
Amgen, Inc.	520,625	170,406
Ionis Pharmaceuticals, Inc. (a)	1,674,900	132,501
Illumina, Inc. (a)	993,454	130,302
Guardant Health, Inc. (a)	1,005,728	102,725
Ascendis Pharma AS (ADR) (a)	444,896	94,870
Moderna, Inc. (a)	3,047,100	89,859

15	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)

Health care (continued)
Mettler-Toledo International, Inc. (a)	62,042	$86,498
Danaher Corp.	375,705	86,006
Align Technology, Inc. (a)	540,602	84,415
Hims & Hers Health, Inc., Class A (a)(d)	2,320,554	75,348
Insmed, Inc. (a)	418,330	72,806
EssilorLuxottica SA	229,003	72,405
BioNTech SE (ADR) (a)	562,734	53,572
Royalty Pharma PLC, Class A	955,185	36,908
Abbott Laboratories	241,437	30,250
IQVIA Holdings, Inc. (a)	105,500	23,781
CRISPR Therapeutics AG (a)(d)	334,619	17,547
Regeneron Pharmaceuticals, Inc.	21,203	16,366
Humana, Inc.	52,111	13,347
QIAGEN NV	294,396	13,239
Veeva Systems, Inc., Class A (a)	41,200	9,197
Verily Life Sciences, LLC (a)(b)(c)	300,178	8,789
Doximity, Inc., Class A (a)	172,495	7,638

		6,003,214

Industrials 9.20%
TransDigm Group, Inc.	716,472	952,800
General Electric Co.	1,458,179	449,163
Uber Technologies, Inc. (a)	3,678,126	300,540
Quanta Services, Inc.	656,371	277,028
FTAI Aviation, Ltd.	1,289,761	253,889
Ingersoll-Rand, Inc.	3,178,452	251,797
ATI, Inc. (a)	2,086,140	239,405
Republic Services, Inc.	1,037,338	219,843
United Airlines Holdings, Inc. (a)	1,596,411	178,511
Rocket Lab Corp. (a)	2,320,675	161,890
Northrop Grumman Corp.	202,123	115,253
United Rentals, Inc.	132,903	107,561
GE Vernova, Inc.	164,046	107,216
Ryanair Holdings PLC (ADR)	1,404,492	101,390
Ryanair Holdings PLC	96,554	3,353
Airbus SE, non-registered shares	426,445	98,915
Copart, Inc. (a)	2,348,144	91,930
Saia, Inc. (a)	280,378	91,549
Axon Enterprise, Inc. (a)	157,223	89,292
Bombardier, Inc., Class B (a)	518,058	88,133
Old Dominion Freight Line, Inc.	490,000	76,832
Tetra Tech, Inc.	2,192,104	73,523
Casella Waste Systems, Inc., Class A (a)	701,174	68,673
Equifax, Inc.	308,063	66,843
Boeing Co. (The) (a)	307,821	66,834
Willscot Holdings Corp., Class A	3,295,427	62,053
ITT, Inc.	343,000	59,514
Rolls-Royce Holdings PLC	3,673,109	57,092
Loar Holdings, Inc. (a)	817,165	55,567
HEICO Corp.	137,622	44,533
Carrier Global Corp.	709,345	37,482
XPO, Inc. (a)	263,564	35,821
Enerpac Tool Group Corp., Class A	924,087	35,337
Applied Industrial Technologies, Inc.	93,197	23,930
Lennox International, Inc.	43,370	21,060
Caterpillar, Inc.	30,500	17,472
Builders FirstSource, Inc. (a)	160,656	16,530
SPX Technologies, Inc. (a)	65,962	13,196

American Funds Insurance Series	16

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)

Industrials (continued)
Safran SA	31,998	$11,135
Einride AB (a)(b)(c)	128,088	2,621
Einride AB (EUR denominated) (a)(b)(c)	78,648	1,609

		5,027,115

Financials 7.45%
Visa, Inc., Class A	2,133,721	748,317
Bank of America Corp.	9,094,572	500,202
Toast, Inc., Class A (a)	8,375,874	297,427
Affirm Holdings, Inc., Class A (a)	3,595,701	267,628
Mastercard, Inc., Class A	467,855	267,089
Capital One Financial Corp.	955,209	231,504
KKR & Co., Inc.	1,738,534	221,628
Apollo Asset Management, Inc.	1,370,731	198,427
LPL Financial Holdings, Inc.	477,139	170,420
Block, Inc., Class A (a)	2,393,874	155,817
Brookfield Corp., Class A	3,275,187	150,298
American Express Co.	292,646	108,264
UBS Group AG	2,174,000	100,498
Blue Owl Capital, Inc., Class A (d)	6,686,183	99,892
Coinbase Global, Inc., Class A (a)	330,462	74,731
Progressive Corp.	307,337	69,987
Truist Financial Corp.	1,350,366	66,452
Blackstone, Inc.	372,497	57,417
Ares Management Corp., Class A	346,466	55,999
Marsh & McLennan Cos., Inc.	267,515	49,629
Brown & Brown, Inc.	598,260	47,681
Ryan Specialty Holdings, Inc., Class A	870,000	44,918
Kinsale Capital Group, Inc.	73,584	28,780
Intercontinental Exchange, Inc.	176,208	28,539
Aon PLC, Class A	57,337	20,233
Tradeweb Markets, Inc., Class A	118,829	12,779

		4,074,556

Consumer staples 1.87%
Performance Food Group Co. (a)	3,559,500	320,070
Costco Wholesale Corp.	303,405	261,638
Philip Morris International, Inc.	1,376,564	220,801
Bunge Global SA	679,809	60,557
Church & Dwight Co., Inc.	600,863	50,382
Walmart, Inc.	421,746	46,987
Dollar Tree Stores, Inc. (a)	326,400	40,151
Estee Lauder Cos., Inc. (The), Class A	163,107	17,081
JUUL Labs, Inc., Class A (a)(b)(c)(e)	2,496,349	4,743

		1,022,410

Materials 1.79%
Wheaton Precious Metals Corp.	2,483,836	291,900
Grupo Mexico, SAB de CV, Series B	19,156,155	180,876
Albemarle Corp.	1,072,000	151,624
Royal Gold, Inc.	551,247	122,537
Barrick Mining Corp.	1,945,890	84,743
Franco-Nevada Corp. (CAD denominated)	323,280	67,011
Glencore PLC	5,275,000	28,695
Linde PLC	61,350	26,159
Ecolab, Inc.	93,883	24,646

		978,191

17	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)

Energy 1.55%
EOG Resources, Inc.	2,238,224	$235,036
Baker Hughes Co., Class A	3,500,000	159,390
TechnipFMC PLC	2,000,000	89,120
ConocoPhillips	815,850	76,372
Viper Energy, Inc., Class A	1,904,761	73,581
Diamondback Energy, Inc.	325,000	48,857
EQT Corp.	775,751	41,580
Cenovus Energy, Inc. (CAD denominated)	2,415,901	40,871
Canadian Natural Resources, Ltd. (CAD denominated)	1,087,226	36,826
Tourmaline Oil Corp.	596,759	26,769
SLB, Ltd.	470,914	18,074

		846,476

Real estate 0.74%
Welltower, Inc. REIT	908,669	168,658
Zillow Group, Inc., Class C, nonvoting shares (a)	2,105,080	143,609
CoStar Group, Inc. (a)	1,393,047	93,668

		405,935

Utilities 0.67%
Constellation Energy Corp.	509,942	180,147
NRG Energy, Inc.	505,712	80,530
Vistra Corp.	455,512	73,488
Southern Co. (The)	357,034	31,133

		365,298

Total common stocks (cost: $21,705,770,000)		53,065,387

Preferred securities 0.58%

Information technology 0.57%
Anthropic, PBC, Class F, preferred shares (a)(b)(c)	613,792	154,007
Stripe, Inc., Series I, 6.00% noncumulative preferred shares (a)(b)(c)	2,763,342	114,458
Stripe, Inc., Series H, 6.00% noncumulative preferred shares (a)(b)(c)	52,656	2,181
PsiQuantum Corp., Series D, preferred shares (a)(b)(c)	906,761	37,291
PsiQuantum Corp., Series E, preferred shares (a)(b)(c)	56,040	2,305
Tipalti Solutions, Ltd., Series F, preferred shares (a)(b)(c)	406,310	1,706

		311,948

Industrials 0.01%
Einride AB, Series C, preferred shares (a)(b)(c)	154,765	3,167

Total preferred securities (cost: $182,580,000)		315,115

Rights & warrants 0.00%

Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040 (a)(b)	53,352	–	(f)

Total rights & warrants (cost: $0)		–	(f)

Convertible stocks 0.08%

Information technology 0.07%
OpenAI Group PBC, Class A-2, convertible preferred shares (b)	73,144	35,429

American Funds Insurance Series	18

Growth Fund (continued)

Convertible stocks (continued)	Shares	Value (000)

Materials 0.01%
Albemarle Corp., Class A, cumulative convertible preferred depositary shares, 7.25% 3/1/2027	128,700	$7,644

Industrials 0.00%
Long Wall Co., Class A-10, noncumulative convertible preferred shares (b)(c)	809,003	534
Long Wall Co., Class A-9, noncumulative convertible preferred shares (b)(c)	171,920	113

		647

Total convertible stocks (cost: $32,010,000)		43,720

Short-term securities 2.43%

Money market investments 2.38%
Capital Group Central Cash Fund 3.79% (g)(h)	13,034,717	1,303,602

Money market investments purchased with collateral from securities on loan 0.05%

Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (g)(i)	26,762,407	26,762

Total short-term securities (cost: $1,330,110,000)		1,330,364

Total investment securities 100.14% (cost: $23,250,470,000)		54,754,586
Other assets less liabilities (0.14)%		(75,804)

Net assets 100.00%		$54,678,782

Investments in affiliates (h)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Short-term securities 2.38%

Money market investments 2.38%
Capital Group Central Cash Fund 3.79% (g)	$1,045,665	$5,918,652	$5,660,837		$66	$56	$1,303,602	$51,607

Money market investments purchased with collateral from securities on loan 0.00%

Capital Group Central Cash Fund 3.79% (g)	4,032		4,032	(j)			–	–	(k)

Total 2.38%					$66	$56	$1,303,602	$51,607

Restricted securities (c)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Anthropic, PBC, Class F, preferred shares (a)(b)	8/29/2025	$86,525	$154,007		0.28%

Stripe, Inc., Series I, 6.00% noncumulative preferred shares (a)(b)	3/15/2023	55,638	114,458	0.21

Stripe, Inc., Class B (a)(b)	5/6/’2021	6,766	6,983	0.01

Stripe, Inc., Series H, 6.00% noncumulative preferred shares (a)(b)	3/15/2021	2,113	2,181	0.01

PsiQuantum Corp., Series D, preferred shares (a)(b)	5/28/2021	23,781	37,291	0.07

PsiQuantum Corp., Series E, preferred shares (a)(b)	5/23/2025-6/3/2025	2,305	2,305	0.00	(l)

Verily Life Sciences, LLC (a)(b)	12/21/2018	37,000	8,789	0.02

19	American Funds Insurance Series

Growth Fund (continued)

Restricted securities (c) (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Einride AB, Series C, preferred shares (a)(b)	11/23/2022-8/1/2024	$5,262	$3,167		0.01%

Einride AB (a)(b)	7/14/2025	4,355	2,621	0.00	(l)

Einride AB (EUR denominated) (a)(b)	2/1/2023	2,674	1,609	0.00	(l)

JUUL Labs, Inc., Class A (a)(b)(e)	7/29/2024	19,001	4,743	0.01

Tipalti Solutions, Ltd., Series F, preferred shares (a)(b)	12/1/2021	6,956	1,706	0.00	(l)

Long Wall Co., Class A-10, noncumulative convertible preferred shares (b)	12/14/2023	1,382	534	0.00	(l)

Long Wall Co., Class A-9, noncumulative convertible preferred shares (b)	10/22/2021	10,452	113	0.00	(l)

Total		$264,210	$340,507		0.62%

(a)	Non-income producing.
(b)	Value determined using significant unobservable inputs.
(c)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(d)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(e)

Security is subject to a contractual sale restriction (lockup). The total value of all such securities was $4,743,000, which represented 0.01% of the net assets of the fund. The remaining lockup period is generally less than one year; and early lockup release provisions may be applicable based on certain set milestones or condition in accordance with legal documents.

(f)	Amount less than one thousand.
(g)	Rate represents the seven-day yield at 12/31/2025.
(h)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(i)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(j)	Represents net activity. Refer to Note 5 for more information on securities lending.
(k)	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
(l)	Amount less than 0.01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

American Funds Insurance Series	20

International Fund

Investment portfolio December 31, 2025

Common stocks 98.16%	Shares	Value (000)

Financials 16.89%
Standard Chartered PLC	11,011,203	$268,904
3i Group PLC	2,897,302	126,054
Banco Bilbao Vizcaya Argentaria SA	5,332,751	124,734
Nu Holdings, Ltd., Class A (a)	6,922,206	115,878
KB Financial Group, Inc.	1,185,335	102,470
Mizuho Financial Group, Inc.	2,515,100	91,328
Banco Santander SA	6,836,212	80,222
Banco BPM SpA	3,615,692	54,921
AIA Group, Ltd.	5,207,391	53,488
ING Groep NV	1,613,867	45,368
Munchener Ruckversicherungs-Gesellschaft AG	56,655	37,414
Tokio Marine Holdings, Inc.	905,800	33,629
Bank Central Asia Tbk PT	56,767,400	27,401
BPER Banca SpA (b)	1,418,221	19,178
NatWest Group PLC	1,567,793	13,674
Allianz SE	27,705	12,707
Hana Financial Group, Inc.	186,011	12,133
Brookfield Corp., Class A (CAD denominated)	233,122	10,704
Japan Post Bank Co., Ltd.	619,400	8,711
China Merchants Bank Co., Ltd., Class A	1,205,700	7,264
ICICI Bank, Ltd.	442,491	6,606
Futu Holdings, Ltd. (ADR) (a)	35,499	5,829

		1,258,617

Industrials 16.27%
Airbus SE, non-registered shares	1,101,390	255,471
Rolls-Royce Holdings PLC	8,463,724	131,553
Siemens AG	303,400	85,206
MTU Aero Engines AG	179,935	75,054
Recruit Holdings Co., Ltd.	1,308,162	74,627
Melrose Industries PLC	9,427,170	74,169
Techtronic Industries Co., Ltd.	5,617,550	64,539
Volvo AB, Class B	1,368,822	43,876
Diploma PLC	598,717	42,730
Localiza Rent a Car SA, ordinary nominative shares	5,068,783	39,975
Localiza Rent a Car SA (a)	194,953	1,476
WEG SA	3,980,205	35,650
ITOCHU Corp.	2,657,500	33,545
Marubeni Corp.	1,159,900	32,276
IHI Corp.	1,824,200	32,164
Hitachi, Ltd.	990,979	30,744
Schneider Electric SE	95,190	26,092
Rumo SA	9,764,390	26,083
Safran SA	56,700	19,730
RELX PLC	379,889	15,366
DSV A/S	50,961	12,824
Bureau Veritas SA	386,859	12,320
AtkinsRealis Group, Inc.	172,152	11,113
Singapore Technologies Engineering, Ltd.	1,674,050	10,922
Experian PLC	236,977	10,718
Larsen & Toubro, Ltd.	126,454	5,745
Compagnie de Saint-Gobain SA, non-registered shares	46,865	4,757
Ashtead Group PLC	54,171	3,696

		1,212,421

Information technology 15.10%
Taiwan Semiconductor Manufacturing Co., Ltd.	9,377,867	458,141
SK hynix, Inc.	314,984	142,633
Tokyo Electron, Ltd.	647,298	142,158

21	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)

Information technology (continued)
ASML Holding NV	120,453	$128,754
Samsung Electronics Co., Ltd.	1,529,763	127,497
Nebius Group NV, Class A (a)(b)	330,786	27,689
ARM Holdings PLC (ADR) (a)	196,800	21,512
SAP SE	74,969	18,343
Xiaomi Corp., Class B (a)	1,932,600	9,754
NEC Corp.	244,075	8,230
Infineon Technologies AG	183,939	8,150
Canva Australia Holdings Pty, Ltd. (a)(c)(d)	4,819	7,933
Elite Material Co., Ltd.	151,233	7,844
Delta Electronics, Inc.	244,000	7,424
Tata Consultancy Services, Ltd.	137,136	4,902
Shopify, Inc., Class A, subordinate voting shares (a)	28,772	4,632

		1,125,596

Materials 12.39%
First Quantum Minerals, Ltd. (a)	14,456,903	387,610
Ivanhoe Mines, Ltd., Class A (a)	8,609,925	97,921
Ivanhoe Mines, Ltd., Class A (a)(d)	3,675,281	41,799
Grupo Mexico, SAB de CV, Series B	8,937,237	84,387
Nitto Denko Corp.	3,520,415	83,649
Anglo American PLC	1,721,774	70,953
Nippon Steel Corp.	9,999,000	40,892
Shin-Etsu Chemical Co., Ltd.	1,077,664	33,513
Air Liquide SA	118,039	22,213
Antofagasta PLC	379,688	16,665
Wheaton Precious Metals Corp.	88,388	10,387
Smurfit Westrock PLC	247,511	9,571
Nippon Sanso Holdings Corp.	304,021	9,078
Akzo Nobel NV	88,591	6,153
Buzzi SpA	87,826	5,339
DSM-Firmenich AG	36,039	2,912

		923,042

Communication services 9.56%
SoftBank Group Corp.	10,784,964	304,053
Tencent Holdings, Ltd.	1,764,115	135,179
Bharti Airtel, Ltd.	4,398,206	103,178
Singapore Telecommunications, Ltd.	11,548,300	40,916
Nintendo Co., Ltd.	536,900	36,267
Deutsche Telekom AG	974,869	31,622
NetEase, Inc.	734,816	20,222
Universal Music Group NV	657,391	17,175
Spotify Technology SA (a)	25,659	14,900
Advanced Info Service PCL, foreign registered shares	867,289	8,614

		712,126

Consumer discretionary 9.04%
Moncler SpA	1,032,407	66,354
MercadoLibre, Inc. (a)	32,883	66,235
Kering SA	179,269	63,257
Compagnie Financiere Richemont SA, Class A	273,347	58,993
Maruti Suzuki India, Ltd.	288,268	53,589
Trip.com Group, Ltd.	580,746	41,659
Sea, Ltd., Class A (ADR) (a)	313,738	40,023
Prosus NV, Class N	643,657	39,754
Industria de Diseno Textil SA	566,003	37,283
Hyundai Motor Co.	162,486	33,269

American Funds Insurance Series	22

International Fund (continued)

Common stocks (continued)	Shares	Value (000)

Consumer discretionary (continued)
Ferrari NV (EUR denominated)	87,650	$32,635
NEXT PLC	129,015	23,737
Flutter Entertainment PLC (a)	98,385	21,157
Midea Group Co., Ltd., Class A	1,128,302	12,614
Fast Retailing Co., Ltd.	33,500	12,149
Aristocrat Leisure, Ltd.	297,447	11,535
Shimano, Inc. (b)	101,600	10,727
Zensho Holdings Co., Ltd.	166,100	9,520
Galaxy Entertainment Group, Ltd.	1,925,384	9,443
Compass Group PLC	292,214	9,297
ANTA Sports Products, Ltd.	596,775	6,164
Ryohin Keikaku Co., Ltd.	321,757	5,717
LVMH Moet Hennessy-Louis Vuitton SE	5,799	4,372
Hermes International	1,637	4,044

		673,527

Health care 6.01%
Novo Nordisk AS, Class B	3,391,577	172,878
Daiichi Sankyo Co., Ltd.	5,868,579	124,987
Zealand Pharma AS (a)	463,564	33,735
Eurofins Scientific SE, non-registered shares	451,508	33,021
AstraZeneca PLC	177,294	32,656
EssilorLuxottica SA	70,441	22,272
Sanofi	130,708	12,681
Sandoz Group AG	159,215	11,604
Ambu AS, Class B, non-registered shares (b)	274,738	3,788

		447,622

Energy 5.59%
Reliance Industries, Ltd.	12,131,748	211,754
Canadian Natural Resources, Ltd. (CAD denominated)	4,062,860	137,614
Cenovus Energy, Inc. (CAD denominated)	2,880,905	48,738
Shell PLC (GBP denominated)	316,792	11,637
Neste OYJ	300,618	6,803

		416,546

Consumer staples 4.50%
British American Tobacco PLC	2,634,440	149,314
Danone SA	659,961	59,548
L’Oreal SA, non-registered shares	86,941	37,344
JBS NV (BDR) (a)	2,188,693	31,566
Marks and Spencer Group PLC	4,024,381	17,902
Ajinomoto Co., Inc.	669,004	14,150
Avenue Supermarts, Ltd. (a)	262,709	11,052
Kweichow Moutai Co., Ltd., Class A	46,534	9,164
Imperial Brands PLC	136,845	5,753

		335,793

Utilities 2.81%
Engie SA	2,395,754	62,993
Gulf Development PCL	27,764,456	36,817
E.ON SE	1,586,206	30,069
SSE PLC	987,562	28,958
Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP, ordinary nominative shares	783,149	18,770

23	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)

Utilities (continued)
SembCorp Industries, Ltd.	2,815,100	$13,142
National Grid PLC	702,416	10,825
RWE AG	148,645	7,909

		209,483

Total common stocks (cost: $4,876,359,000)		7,314,773

Preferred securities 0.46%

Financials 0.45%
Itau Unibanco Holding SA, preferred nominative shares	4,652,963	33,353

Information technology 0.01%
Canva Australia Holdings Pty, Ltd., Series A, noncumulative preferred shares (a)(c)(d)	422	695
Canva Australia Holdings Pty, Ltd., Series A-3, noncumulative preferred shares (a)(c)(d)	18	29
Canva Australia Holdings Pty, Ltd., Series A-4, noncumulative preferred shares (a)(c)(d)	1	2

		726

Total preferred securities (cost: $27,145,000)		34,079

Rights & warrants 0.00%

Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040 (a)(c)	7,730	–	(e)

Total rights & warrants (cost: $0)		–	(e)

Short-term securities 2.00%

Money market investments 1.65%

Capital Group Central Cash Fund 3.79% (f)(g)	1,227,629	122,775

Money market investments purchased with collateral from securities on loan 0.35%

Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (f)(h)	26,275,215	26,276

Total short-term securities (cost: $149,031,000)		149,051

Total investment securities 100.62% (cost: $5,052,535,000)		7,497,903
Other assets less liabilities (0.62)%		(45,923)

Net assets 100.00%		$7,451,980

Investments in affiliates (g)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Short-term securities 1.65%

Money market investments 1.65%
Capital Group Central Cash Fund 3.79% (f)	$396,476	$1,657,364	$1,930,982	$(57)	$(26)	$122,775	$11,400

American Funds Insurance Series	24

International Fund (continued)

Investments in affiliates (g) (continued)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Money market investments purchased with collateral from securities on loan 0.00%

Capital Group Central Cash Fund 3.79% (f)	$1,000	$–	$1,000	(i)	$–	$–	$—	$–	(j)

Total 1.65%					$(57)	$(26)	$122,775	$11,400

Restricted securities (d)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Ivanhoe Mines, Ltd., Class A (a)	12/18/2023	$32,962	$41,799		0.56%
Canva Australia Holdings Pty, Ltd. (a)(c)	8/26/2021-11/04/2021	8,215	7,933	0.11
Canva Australia Holdings Pty, Ltd., Series A, noncumulative preferred shares (a)(c)	11/4/2021	719	695	0.01
Canva Australia Holdings Pty, Ltd., Series A-3, noncumulative preferred shares (a)(c)	11/4/2021	31	29	0.00	(k)
Canva Australia Holdings Pty, Ltd., Series A-4, noncumulative preferred shares (a)(c)	11/4/2021	2	2	0.00	(k)

Total		$41,929	$50,458		0.68%

(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Value determined using significant unobservable inputs.
(d)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(e)	Amount less than one thousand.
(f)	Rate represents the seven-day yield at 12/31/2025.
(g)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(h)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(i)	Represents net activity. Refer to Note 5 for more information on securities lending.
(j)	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
(k)	Amount less than 0.01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

BDR = Brazilian Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

25	American Funds Insurance Series

New World Fund®

Investment portfolio December 31, 2025

Common stocks 95.33%	Shares	Value (000)

Information technology 22.63%
Taiwan Semiconductor Manufacturing Co., Ltd.	6,571,269	$321,028
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	11,523	3,502
SK hynix, Inc.	251,877	114,056
Microsoft Corp.	157,353	76,099
Broadcom, Inc.	210,679	72,916
NVIDIA Corp.	320,938	59,855
ASML Holding NV	25,289	27,032
ASML Holding NV (ADR)	8,318	8,899
Tokyo Electron, Ltd.	162,200	35,622
KLA Corp.	14,976	18,197
Samsung Electronics Co., Ltd.	191,723	15,979
MediaTek, Inc.	326,000	14,772
Xiaomi Corp., Class B (a)	2,534,000	12,789
Cloudflare, Inc., Class A (a)	59,018	11,635
Elite Material Co., Ltd.	220,800	11,453
Capgemini SE	66,733	11,052
Accton Technology Corp.	248,000	9,289
Apple, Inc.	28,459	7,737
Intel Corp. (a)	194,842	7,190
Jentech Precision Industrial Co., Ltd.	77,000	6,634
SAP SE	21,612	5,288
SAP SE (ADR)	4,295	1,043
Corning, Inc.	63,115	5,526
E Ink Holdings, Inc.	780,000	4,901
Oracle Corp.	24,649	4,804
Micron Technology, Inc.	16,655	4,753
Baidu, Inc., Class A (a)	275,000	4,508
Kokusai Electric Corp.	114,900	4,011
TDK Corp.	234,000	3,311
Synopsys, Inc. (a)	7,030	3,302
eMemory Technology, Inc.	59,000	3,221
Infineon Technologies AG	67,805	3,004
Zhongji Innolight Co., Ltd., Class A	33,800	2,928
Keyence Corp.	7,900	2,862
Globant SA (a)	36,120	2,361
Delta Electronics, Inc.	74,000	2,252
Unity Software, Inc. (a)	47,136	2,082
EPAM Systems, Inc. (a)	9,701	1,988
ASE Technology Holding Co., Ltd.	242,000	1,918
Tata Consultancy Services, Ltd.	40,821	1,459
LITE-ON Technology Corp.	207,000	1,066
HCL Technologies, Ltd.	51,253	926
Coforge, Ltd.	49,378	914
Credo Technology Group Holding, Ltd. (a)	5,689	819
Canva Australia Holdings Pty, Ltd. (a)(b)(c)	385	634
Disco Corp.	1,400	432

		916,049

Financials 17.42%
Banco Bilbao Vizcaya Argentaria SA	2,139,537	50,044
Nu Holdings, Ltd., Class A (a)	2,908,006	48,680
Mastercard, Inc., Class A	56,665	32,349
Standard Chartered PLC	1,298,185	31,703
Abu Dhabi Islamic Bank PJSC	4,188,342	23,675
AIA Group, Ltd.	2,150,600	22,090
Capitec Bank Holdings, Ltd.	84,912	21,323
KB Financial Group, Inc.	241,411	20,869
HDFC Bank, Ltd.	1,864,902	20,607
Kotak Mahindra Bank, Ltd.	836,821	20,495
UniCredit SpA	246,716	20,481

American Funds Insurance Series	26

New World Fund® (continued)

Common stocks (continued)	Shares	Value (000)

Financials (continued)
Eurobank SA	4,059,024	$16,268
Hana Financial Group, Inc.	227,598	14,846
Cholamandalam Investment and Finance Co., Ltd.	773,211	14,611
PICC Property and Casualty Co., Ltd., Class H	6,828,947	14,318
Al Rajhi Banking and Investment Corp., non-registered shares	549,635	14,288
ICICI Bank, Ltd.	612,943	9,151
ICICI Bank, Ltd. (ADR)	161,921	4,825
Visa, Inc., Class A	39,040	13,692
Banco Santander SA	1,156,519	13,572
XP, Inc., Class A	827,903	13,553
Axis Bank, Ltd.	911,541	12,903
PB Fintech, Ltd. (a)	622,762	12,650
National Bank of Greece SA	658,867	10,036
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,164,044	9,792
Shriram Finance, Ltd.	879,069	9,744
AU Small Finance Bank, Ltd.	854,088	9,451
Emirates NBD Bank PJSC	1,224,960	9,289
Credicorp, Ltd.	29,914	8,585
Saudi National Bank (The)	810,380	8,182
People’s Insurance Co. (Group) of China, Ltd. (The), Class H	8,799,000	7,605
Futu Holdings, Ltd. (ADR) (a)	44,570	7,319
FirstRand, Ltd.	1,266,252	6,927
Brookfield Corp., Class A	149,687	6,869
Grupo Financiero Banorte, SAB de CV, Series O	721,373	6,687
Banco BTG Pactual SA, units	690,847	6,593
China Merchants Bank Co., Ltd., Class H	827,000	5,593
China Merchants Bank Co., Ltd., Class A	145,100	874
Bank of the Philippine Islands	3,172,748	6,261
BSE, Ltd.	210,546	6,167
Commercial International Bank - Egypt (CIB) SAE (GDR)	2,846,265	6,083
Samsung Life Insurance Co., Ltd.	53,225	5,796
Hong Kong Exchanges and Clearing, Ltd.	103,600	5,413
Prudential PLC	347,501	5,362
Bajaj Finance, Ltd.	486,776	5,345
Saudi Awwal Bank SJSC, non-registered shares	603,009	5,200
Abu Dhabi Commercial Bank PJSC	1,288,462	5,017
Aon PLC, Class A	12,683	4,476
Vietnam Technological and Commercial JSCB (The)	3,227,600	4,279
Kasikornbank PCL, foreign registered shares	680,500	4,204
Bank Central Asia Tbk PT	8,589,523	4,146
Central Depository Services (India), Ltd.	257,071	4,129
Banco Santander (Brasil) SA, units (a)	672,725	4,114
Public Bank Bhd.	3,623,000	4,054
B3 SA - Brasil, Bolsa, Balcao	1,469,781	3,826
Samsung Fire & Marine Insurance Co., Ltd.	10,900	3,757
3i Group PLC	85,342	3,713
Qatar National Bank QPSC	621,752	3,186
HSBC Holdings PLC (GBP denominated)	189,882	2,977
Akbank TAS	1,817,792	2,963
OTP Bank PLC	25,466	2,729
Discovery, Ltd.	193,692	2,664
CVC Capital Partners PLC	158,241	2,650
360 ONE WAM, Ltd.	177,690	2,346
Kaspi.kz JSC (ADR) (a)	28,783	2,249
Bajaj Finserv, Ltd.	74,043	1,679
Bank of Ningbo Co., Ltd., Class A	407,300	1,637
Woori Financial Group, Inc.	80,845	1,573
BDO Unibank, Inc.	685,630	1,563
S&P Global, Inc.	2,769	1,447
Wise PLC, Class A (a)	101,638	1,221
Shinhan Financial Group Co., Ltd.	13,940	744

27	American Funds Insurance Series

New World Fund® (continued)

Common stocks (continued)	Shares	Value (000)

Financials (continued)
Asia Commercial Joint Stock Bank	584,970	$534
Edenred SA	18,236	405
Haci A–mer Sabanci Holding AS	140,669	277
Erste Group Bank AG	1,804	217
Sberbank of Russia PJSC (b)	2,662,164	–	(d)

		704,942

Consumer discretionary 12.67%
MercadoLibre, Inc. (a)	33,795	68,072
Trip.com Group, Ltd. (ADR)	474,251	34,103
Trip.com Group, Ltd.	385,395	27,646
Alibaba Group Holding, Ltd.	1,441,572	26,383
Alibaba Group Holding, Ltd. (ADR)	119,790	17,559
Midea Group Co., Ltd., Class A	2,890,833	32,318
LVMH Moet Hennessy-Louis Vuitton SE	40,672	30,663
Eicher Motors, Ltd.	219,346	17,835
Compagnie Financiere Richemont SA, Class A	81,116	17,506
MakeMyTrip, Ltd. (a)	168,896	13,870
Prosus NV, Class N	213,414	13,181
Maruti Suzuki India, Ltd.	69,319	12,886
H World Group, Ltd. (ADR)	253,777	11,940
H World Group, Ltd.	190,600	901
BYD Co., Ltd., Class A	722,123	10,082
BYD Co., Ltd., Class H	211,400	2,574
Galaxy Entertainment Group, Ltd.	2,192,000	10,751
Ryohin Keikaku Co., Ltd.	574,800	10,212
Eternal, Ltd. (a)	3,260,114	10,115
Jumbo SA	289,567	9,514
TVS Motor Co., Ltd.	204,915	8,475
Vibra Energia SA	1,778,591	8,364
Sea, Ltd., Class A (ADR) (a)	65,079	8,302
Hyundai Motor Co.	38,193	7,820
Meituan, Class B (a)	464,500	6,129
Naspers, Ltd., Class N	88,840	5,901
PDD Holdings, Inc. (ADR) (a)	50,247	5,698
Wynn Resorts, Ltd.	44,454	5,349
Tesla, Inc. (a)	11,561	5,199
Li Ning Co., Ltd.	2,006,155	4,804
Inchcape PLC	461,897	4,788
Hermes International	1,746	4,314
Moncler SpA	66,313	4,262
Aptiv Holdings, Ltd. (a)	41,403	3,150
Royal Caribbean Cruises, Ltd.	10,578	2,950
Coupang, Inc., Class A (a)	124,997	2,949
Lenskart Solutions, Ltd. (a)	578,142	2,899
YUM! Brands, Inc.	18,610	2,815
Pepkor Holdings, Ltd.	1,716,852	2,745
Amadeus IT Group SA, Class A, non-registered shares	37,373	2,741
ANTA Sports Products, Ltd.	239,200	2,471
Swiggy, Ltd. (a)	550,157	2,364
Marriott International, Inc., Class A	7,554	2,344
Starbucks Corp.	27,127	2,284
Shenzhou International Group Holdings, Ltd.	284,200	2,221
Booking Holdings, Inc.	402	2,153
InterContinental Hotels Group PLC	15,169	2,125
Mahindra & Mahindra, Ltd.	50,625	2,090
adidas AG	10,534	2,074
Ferrari NV (EUR denominated)	4,981	1,855
Industria de Diseno Textil SA	27,544	1,814
Fast Retailing Co., Ltd.	3,900	1,414

American Funds Insurance Series	28

New World Fund® (continued)

Common stocks (continued)	Shares	Value (000)

Consumer discretionary (continued)
Sands China, Ltd.	496,000	$1,250
Laopu Gold Co., Ltd., Class H	15,700	1,245
NIKE, Inc., Class B	18,962	1,208
Shangri-La Asia, Ltd.	1,774,000	1,083
Tube Investments of India, Ltd.	36,685	1,067
Renault SA	25,328	1,049
Cyrela Brazil Realty SA, ordinary nominative shares	179,166	984
Kering SA	2,102	742
Hilton Worldwide Holdings, Inc.	2,449	704
Evolution AB	6,810	463
Compagnie Generale des Etablissements Michelin	1,122	37

		512,806

Industrials 12.11%
Airbus SE, non-registered shares	221,232	51,315
International Container Terminal Services, Inc.	4,053,790	38,869
Rolls-Royce Holdings PLC	2,174,320	33,796
Hitachi, Ltd.	960,800	29,807
General Electric Co.	84,289	25,964
Kanzhun, Ltd., Class A (ADR)	932,453	19,003
Kanzhun, Ltd., Class A	98,200	994
Copa Holdings SA, Class A	149,024	17,974
Rumo SA	5,874,027	15,691
Safran SA	42,173	14,675
Localiza Rent a Car SA, ordinary nominative shares	1,712,066	13,502
Localiza Rent a Car SA (a)	65,848	499
IHI Corp.	716,379	12,631
Contemporary Amperex Technology Co., Ltd., Class A	230,376	12,061
Shenzhen Inovance Technology Co., Ltd., Class A	1,115,202	11,996
DSV A/S	45,402	11,425
Daikin Industries, Ltd.	78,900	10,129
BAE Systems PLC	436,368	10,032
WEG SA	1,109,286	9,936
Grupo Aeroportuario del Pacifico, SAB de CV, Class B	352,685	9,265
Grupo Aeroportuario del Pacifico, SAB de CV, Class B (ADR)	1,043	275
AGCO Corp.	88,171	9,198
Uber Technologies, Inc. (a)	112,415	9,185
Leonardo SpA	157,234	9,007
Aselan Elektronik Sanayi ve Ticaret AS	1,557,059	8,420
TransDigm Group, Inc.	6,188	8,229
Siemens AG	28,236	7,930
Mitsui & Co., Ltd.	242,100	7,155
Techtronic Industries Co., Ltd.	620,500	7,129
Weichai Power Co., Ltd., Class A	1,977,896	4,847
Weichai Power Co., Ltd., Class H	947,000	2,279
Motiva Infraestrutura de Mobilidade SA	2,511,108	6,872
Jiangsu Hengli Hydraulic Co., Ltd., Class A	399,864	6,272
Hanwha Aerospace Co., Ltd.	9,460	6,155
Larsen & Toubro, Ltd.	126,929	5,767
Full Truck Alliance Co., Ltd., Class A (ADR)	433,721	4,654
Mitsubishi Heavy Industries, Ltd.	162,100	3,970
Schneider Electric SE	14,248	3,905
SM Investments Corp.	321,280	3,820
Ayala Corp.	383,020	3,047
GT Capital Holdings, Inc.	288,570	2,918
Carrier Global Corp.	54,462	2,878
InPost SA (a)(e)	218,978	2,682
International Consolidated Airlines Group SA (CDI)	463,348	2,566
Embraer SA	143,113	2,312
Ingersoll-Rand, Inc.	25,137	1,991

29	American Funds Insurance Series

New World Fund® (continued)

Common stocks (continued)	Shares	Value (000)

Industrials (continued)
Bureau Veritas SA	61,362	$1,954
Boeing Co. (The) (a)	7,510	1,631
Turk Hava Yollari Anonim Ortakligi, non-registered shares	218,301	1,368
Grab Holdings, Ltd., Class A (a)	200,986	1,003
Wizz Air Holdings PLC (a)	57,166	983
Haitian International Holdings, Ltd.	103,146	293

		490,259

Communication services 9.72%
Tencent Holdings, Ltd.	1,429,401	109,531
Alphabet, Inc., Class C	86,392	27,110
Alphabet, Inc., Class A	82,543	25,836
Bharti Airtel, Ltd.	2,045,799	47,992
Bharti Airtel, Ltd., interim shares	50,511	952
Meta Platforms, Inc., Class A	60,664	40,044
NetEase, Inc.	1,132,600	31,168
MTN Group, Ltd.	2,718,770	27,783
KT Corp. (ADR)	648,437	12,301
Netflix, Inc. (a)	118,609	11,121
Telkom Indonesia (Persero) Tbk PT, Class B	43,499,200	9,047
America Movil, SAB de CV, Class B (ADR)	384,073	7,939
True Corp. PCL, foreign registered shares	22,087,986	7,629
True Corp. PCL, nonvoting depository receipts	753,600	260
Baidu, Inc., Class A (ADR) (a)	56,652	7,402
Spotify Technology SA (a)	10,315	5,990
Tencent Music Entertainment Group, Class A (ADR)	338,146	5,928
Orange	311,481	5,197
ROBLOX Corp., Class A (a)	38,832	3,146
Advanced Info Service PCL, foreign registered shares	267,800	2,660
NAVER Corp.	9,774	1,638
TIM SA	412,735	1,615
Singapore Telecommunications, Ltd.	349,300	1,237

		393,526

Materials 6.40%
First Quantum Minerals, Ltd. (a)	1,702,702	45,652
Grupo Mexico, SAB de CV, Series B	2,472,433	23,345
Barrick Mining Corp.	438,294	19,088
Vale SA, ordinary nominative shares	1,025,947	13,414
Vale SA (ADR), ordinary nominative shares	205,656	2,680
Glencore PLC	2,503,454	13,618
APL Apollo Tubes, Ltd.	546,975	11,649
Valterra Platinum, Ltd. (ZAR denominated)	128,112	10,846
Valterra Platinum, Ltd. (ADR)	41,308	578
Amcor PLC (CDI)	1,254,386	10,482
Nitto Denko Corp.	428,636	10,185
Zijin Gold International Co., Ltd. (a)	436,300	8,156
BASF SE	145,775	7,616
Anhui Conch Cement Co., Ltd., Class H	2,253,000	6,373
Linde PLC	14,574	6,214
Impala Platinum Holdings, Ltd.	375,422	5,913
Saudi Basic Industries Corp. non-registered shares	353,199	4,829
Nutrien, Ltd. (CAD denominated) (e)	71,918	4,439
Siam Cement PCL, foreign registered shares	730,100	4,239
Suzano SA	438,657	4,109
Pan American Silver Corp.	77,019	3,990
Ivanhoe Mines, Ltd., Class A (a)	344,873	3,922
Southern Copper Corp.	25,418	3,647
Wheaton Precious Metals Corp. (CAD denominated)	29,705	3,492

American Funds Insurance Series	30

New World Fund® (continued)

Common stocks (continued)	Shares	Value (000)

Materials (continued)
Anglo American PLC	79,828	$3,290
Sika AG	15,591	3,195
Nippon Steel Corp.	776,600	3,176
Freeport-McMoRan, Inc.	59,811	3,038
Loma Negra Compania Industrial Argentina SA (ADR) (a)	212,068	2,746
Antofagasta PLC	52,060	2,285
Corteva, Inc.	31,708	2,125
Asian Paints, Ltd.	66,679	2,054
Ecolab, Inc.	7,627	2,002
Heidelberg Materials AG, non-registered shares	6,287	1,646
Syensqo SA	19,822	1,592
SRF, Ltd.	41,937	1,435
Arkema SA	17,359	1,062
China Hongqiao Group Ltd. (a)	177,000	736
Alrosa PJSC (a)(b)	1,123,215	–	(d)

		258,858

Health care 5.19%
Novo Nordisk AS, Class B	683,766	34,853
Max Healthcare Institute, Ltd.	2,447,517	28,464
AstraZeneca PLC	113,238	20,858
Laurus Labs, Ltd.	1,535,536	18,916
Eli Lilly and Co.	17,384	18,682
Thermo Fisher Scientific, Inc.	25,506	14,779
BeOne Medicines, Ltd. (ADR) (a)	30,544	9,280
BeOne Medicines, Ltd. (a)	36,200	841
Jiangsu Hengrui Pharmaceutical Co., Ltd., Class A	879,888	7,483
Jiangsu Hengrui Pharmaceutical Co., Ltd., Class H (a)	184,800	1,688
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	236,793	7,390
Innovent Biologics, Inc. (a)	741,373	7,225
EssilorLuxottica SA	18,490	5,846
Abbott Laboratories	39,403	4,937
Danaher Corp.	18,692	4,279
Dr. Sulaiman Al Habib Medical Services Group Co.	52,908	3,625
Rede D’Or Sao Luiz SA	427,339	3,164
OdontoPrev SA	1,320,175	2,690
Align Technology, Inc. (a)	16,246	2,537
bioMerieux SA	17,603	2,279
Mettler-Toledo International, Inc. (a)	1,181	1,647
Mankind Pharma, Ltd.	62,374	1,527
Lupin, Ltd.	59,641	1,398
WuXi AppTec Co., Ltd., Class H	107,700	1,357
Asahi Intecc Co., Ltd.	71,500	1,339
Alcon, Inc.	13,781	1,095
Wuxi Biologics (Cayman), Inc. (a)	240,500	969
Medtronic PLC	6,899	663
CanSino Biologics, Inc., Class H (a)	35,921	161

		209,972

Consumer staples 4.47%
Nestle SA	291,813	29,004
Kweichow Moutai Co., Ltd., Class A	121,770	23,981
Arca Continental, SAB de CV	1,036,505	11,217
JBS NV (BDR) (a)	641,172	9,247
Carlsberg A/S, Class B	60,316	7,907
Raia Drogasil SA, ordinary nominative shares	1,634,665	7,011
Avenue Supermarts, Ltd. (a)	161,965	6,814
Shoprite Holdings, Ltd.	411,541	6,721
ITC, Ltd.	1,420,089	6,374

31	American Funds Insurance Series

New World Fund® (continued)

Common stocks (continued)	Shares	Value (000)

Consumer staples (continued)
Anheuser-Busch InBev SA/NV	91,753	$5,887
KT&G Corp.	54,838	5,399
Tsingtao Brewery Co., Ltd., Class H	782,634	4,891
Philip Morris International, Inc.	29,930	4,801
Dino Polska SA, non-registered shares (a)	398,251	4,585
BBB Foods, Inc., Class A (a)	125,631	4,195
Pernod Ricard SA	47,700	4,084
Monster Beverage Corp. (a)	51,591	3,956
Varun Beverages, Ltd.	712,894	3,882
Wal-Mart de Mexico, SAB de CV, Series V	1,180,937	3,681
United Spirits, Ltd.	219,491	3,526
British American Tobacco PLC	57,337	3,250
PepsiCo, Inc.	18,460	2,649
Danone SA	28,109	2,536
Kimberly-Clark de Mexico, SAB de CV, Class A, ordinary participation certificates	1,141,636	2,434
L’Oreal SA, non-registered shares	5,436	2,335
Zabka Group (a)	321,671	2,049
Coca-Cola Co.	27,396	1,915
Walmart, Inc.	14,179	1,580
Mondelez International, Inc., Class A	29,118	1,567
WH Group, Ltd.	1,189,000	1,324
Godrej Consumer Products, Ltd.	85,234	1,159
JD Health International, Inc. (a)	107,650	765

		180,726

Energy 2.20%
Reliance Industries, Ltd.	1,530,507	26,714
TotalEnergies SE (EUR denominated)	197,891	12,898
ADNOC Drilling Co. PJSC	7,034,034	10,228
Adnoc Gas PLC	9,312,887	9,002
SLB, Ltd.	220,133	8,449
Vista Energy, SAB de CV, Class A (ADR) (a)	172,702	8,404
Petroleo Brasileiro SA PETROBRAS (ADR), ordinary nominative shares	633,133	7,502
Shell PLC (GBP denominated)	75,967	2,790
Chevron Corp.	16,599	2,530
Borr Drilling, Ltd. (a)	149,981	604
Rosneft Oil Co. PJSC (b)	588,661	–	(d)

		89,121

Real estate 1.37%
Lodha Developers, Ltd.	2,449,911	28,933
China Resources Mixc Lifestyle Services, Ltd.	1,563,200	8,595
China Resources Land, Ltd.	1,570,000	5,468
Emaar Properties PJSC	1,141,749	4,368
CK Asset Holdings, Ltd.	762,500	3,841
SM Prime Holdings, Inc.	8,122,500	3,133
Fibra Uno Administracion REIT, SA de CV	300,200	450
Longfor Group Holdings, Ltd. (e)	336,846	369
ALLOS SA, ordinary nominative shares	60,365	312

		55,469

Utilities 1.15%
Power Grid Corp. of India, Ltd.	3,911,064	11,505
Gulf Development PCL	7,715,193	10,231
Companhia de Saneamento Basico do Estado de Sao Paulo-SABESP, ordinary nominative shares	401,325	9,618
SembCorp Industries, Ltd.	1,195,100	5,579
Equatorial Energia SA	782,855	5,486

American Funds Insurance Series	32

New World Fund® (continued)

Common stocks (continued)	Shares	Value (000)

Utilities (continued)
CPFL Energia SA	251,145	$2,438
AES Corp.	74,667	1,071
Engie SA	23,878	628

		46,556

Total common stocks (cost: $2,320,519,000)		3,858,284

Preferred securities 0.73%

Financials 0.32%
Itau Unibanco Holding SA (ADR), preferred nominative shares	1,332,401	9,540
Itau Unibanco Holding SA, preferred nominative shares	459,389	3,293

		12,833

Real estate 0.20%
QuintoAndar, Ltd., Series E, preference shares (a)(b)(c)	32,657	6,550
QuintoAndar, Ltd., Series E-1, preference shares (a)(b)(c)	8,400	1,685

		8,235

Information technology 0.16%
Samsung Electronics Co., Ltd., nonvoting preferred shares	104,453	6,410
Canva Australia Holdings Pty, Ltd., Series A, noncumulative preferred shares (a)(b)(c)	34	56
Canva Australia Holdings Pty, Ltd., Series A-3, noncumulative preferred shares (a)(b)(c)	1	2

		6,468

Consumer discretionary 0.05%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares (e)	35,497	1,902
TVS Motor Co., Ltd., 6.00% preferred shares (a)	915,260	102
Getir BV, Series D, preferred shares (a)(b)(c)	7,768	–	(d)

		2,004

Total preferred securities (cost: $27,027,000)		29,540

Bonds, notes & other debt instruments 2.81%	Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 2.48%

Abu Dhabi (Emirate of) 1.70% 3/2/2031 (f)	USD200	178
Angola (Republic of) 8.25% 5/9/2028	600	604
Angola (Republic of) 8.00% 11/26/2029 (f)	445	435
Angola (Republic of) 8.75% 4/14/2032 (f)	280	273
Asian Development Bank 5.25% 4/29/2035	PHP25,800	432
Brazil (Federative Republic of) 10.00% 1/1/2027	BRL13,989	2,473
Brazil (Federative Republic of) 6.00% 5/15/2027 (g)	15,081	2,674
Brazil (Federative Republic of) 10.00% 1/1/2029	21	3
Brazil (Federative Republic of) 10.00% 1/1/2031	6,065	973
Brazil (Federative Republic of) 6.00% 8/15/2032 (g)	3,325	557
Brazil (Federative Republic of) 10.00% 1/1/2033	14,543	2,237
Brazil (Federative Republic of) 10.00% 1/1/2035	17,300	2,589
Brazil (Federative Republic of) 6.00% 8/15/2050 (g)	5,298	842
Chile (Republic of) 4.70% 9/1/2030	CLP810,000	884
Chile (Republic of) 5.30% 11/1/2037	425,000	471
Chile (Republic of) 4.34% 3/7/2042	USD350	312
China (People’s Republic of), Series INBK, 2.27% 5/25/2034	CNY5,610	830
China (People’s Republic of), Series INBK, 3.72% 4/12/2051	23,270	4,192
China (People’s Republic of), Series INBK, 3.12% 10/25/2052	1,250	206

33	American Funds Insurance Series

New World Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)

China (People’s Republic of), Series INBK, 2.57% 5/20/2054	CNY4,480	$668
Colombia (Republic of) 3.25% 4/22/2032	USD700	592
Colombia (Republic of) 5.20% 5/15/2049	391	288
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP4,320,700	895
Colombia (Republic of), Series B, 13.25% 2/9/2033	1,734,800	463
Colombia (Republic of), Series B, 7.25% 10/18/2034	2,054,300	387
Colombia (Republic of), Series B, 11.75% 1/24/2035	877,300	217
Colombia (Republic of), Series UVR, 3.75% 2/25/2037 (g)	6,870	562
Colombia (Republic of), Series B, 9.25% 5/28/2042	4,146,300	820
Colombia (Republic of), Series B, 7.25% 10/26/2050	3,235,300	493
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR150	171
Czech Republic 3.50% 5/30/2035	CZK15,840	713
Czech Republic 1.95% 7/30/2037	17,900	661
Dominican Republic (Government of) 8.625% 4/20/2027 (f)	USD383	396
Dominican Republic (Government of) 5.875% 1/30/2060	335	300
Eagle Funding LuxCo SARL 5.50% 8/17/2030 (f)	960	979
Egypt (Arab Republic of) 25.318% 8/13/2027	EGP33,072	715
Egypt (Arab Republic of) 6.375% 4/11/2031	EUR100	121
Egypt (Arab Republic of) 7.625% 5/29/2032	USD1,165	1,246
Egypt (Arab Republic of) 8.50% 1/31/2047	400	393
Egypt (Arab Republic of) 8.875% 5/29/2050	386	392
Gabonese (Republic of) 6.625% 2/6/2031	720	560
Gabonese (Republic of) 7.00% 11/24/2031	500	383
Honduras (Republic of) 6.25% 1/19/2027	875	885
Honduras (Republic of) 5.625% 6/24/2030 (f)	281	279
Hungary (Republic of) 2.00% 5/23/2029	HUF255,550	684
Hungary (Republic of) 6.75% 7/23/2031	433,980	1,347
Hungary (Republic of) 6.25% 9/22/2032 (f)	USD330	353
Hungary (Republic of) 4.75% 11/24/2032	HUF180,830	498
India (Republic of) 7.32% 11/13/2030	INR3,480	40
India (Republic of) 6.54% 1/17/2032	15,620	174
India (Republic of) 7.18% 7/24/2037	176,070	2,008
India (Republic of) 7.09% 8/5/2054	280,280	3,044
Indonesia (Republic of) 6.375% 4/15/2032	IDR317,000	20
Indonesia (Republic of) 7.50% 6/15/2035	7,953,000	522
Indonesia (Republic of) 6.625% 2/17/2037	USD300	343
Indonesia (Republic of) 7.125% 6/15/2038	IDR7,242,000	464
Indonesia (Republic of) 7.50% 4/15/2040	8,852,000	581
Indonesia (Republic of) 7.125% 8/15/2040	13,148,000	847
Indonesia (Republic of) 7.125% 6/15/2042	8,210,000	522
Indonesia (Republic of), Series FR82, 7.00% 9/15/2030	2,341,000	148
Indonesia (Republic of), Series FR96, 7.00% 2/15/2033	16,818,000	1,062
Indonesia (Republic of), Series FR100, 6.625% 2/15/2034	29,553,000	1,834
Kazakhstan (Republic of) 5.50% 7/1/2037 (f)	USD945	976
Kenya (Republic of) 6.30% 1/23/2034	645	591
Kenya (Republic of) 9.50% 3/5/2036 (f)	555	593
Kenya (Republic of) 9.50% 3/5/2036	330	353
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034	MYR8,766	2,215
Malaysia (Federation of), Series 0418, 4.893% 6/8/2038	616	169
Malaysia (Federation of), Series 0124, 4.054% 4/18/2039	3,245	824
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	2,200	540
Malaysia (Federation of), Series 0519, 4.638% 11/15/2049	1,030	283
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050	2,202	553
Malaysia (Federation of), Series 022, 5.357% 5/15/2052	989	301
Malaysia (Federation of), Series 0124, 4.28% 3/23/2054	1,255	324
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 6.50% 6/29/2028	USD490	511
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 4.375% 6/27/2030	EUR340	409
Morocco (Kingdom of) 5.95% 3/8/2028 (f)	USD255	263
Morocco (Kingdom of) 3.875% 4/2/2029	EUR625	743
Morocco (Kingdom of) 4.75% 4/2/2035	200	240
Mozambique (Republic of) 9.00% 9/15/2031	USD540	463

American Funds Insurance Series	34

New World Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)

Nigeria (Republic of) 18.50% 2/21/2031	NGN730,360	$534
Nigeria (Republic of) 7.875% 2/16/2032	USD280	293
Nigeria (Republic of) 8.631% 1/13/2036 (f)	390	419
Oman (Sultanate of) 6.00% 8/1/2029	715	751
Oman (Sultanate of) 6.75% 1/17/2048	485	535
Panama (Republic of) 3.75% 4/17/2026	100	100
Panama (Republic of) 7.875% 3/1/2057	600	701
Paraguay (Republic of) 4.95% 4/28/2031	320	325
Peru (Republic of) 3.00% 1/15/2034	225	196
Peru (Republic of) 6.55% 3/14/2037	360	399
Peru (Republic of) 3.55% 3/10/2051	490	344
Peru (Republic of) 2.78% 12/1/2060	100	55
PETRONAS Capital, Ltd. 4.55% 4/21/2050 (f)	400	353
Philippines (Republic of) 6.375% 7/27/2030	PHP12,110	211
Philippines (Republic of) 6.00% 8/20/2030	14,790	253
Philippines (Republic of) 6.75% 9/15/2032	41,240	734
Philippines (Republic of) 6.375% 10/23/2034	USD145	163
Philippines (Republic of) 3.95% 1/20/2040	500	443
Poland (Republic of), Series 0429, 5.75% 4/25/2029	PLN2,410	705
Poland (Republic of), Series 10Y, 4.875% 10/4/2033	USD370	377
Poland (Republic of), Series 1033, 6.00% 10/25/2033	PLN8,434	2,514
Poland (Republic of), Series 1034, 5.00% 10/25/2034	6,920	1,921
Romania (Republic of) 5.25% 5/30/2032	EUR450	542
Romania (Republic of) 5.25% 5/30/2032	230	277
Romania (Republic of) 2.00% 4/14/2033	300	288
Romania (Republic of) 5.625% 5/30/2037	390	448
Saudi Arabia (Kingdom of) 4.875% 7/18/2033	USD480	488
Saudi Arabia (Kingdom of) 5.75% 1/16/2054	2,300	2,277
Sharjah (Emirate of) 4.625% 2/13/2032	EUR506	602
South Africa (Republic of) 7.10% 11/19/2036 (f)	USD200	215
South Africa (Republic of) 11.625% 3/31/2053	ZAR13,912	1,061
South Africa (Republic of), Series R-213, 7.00% 2/28/2031	482	28
South Africa (Republic of), Series R-2032, 8.25% 3/31/2032	11,495	711
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035	8,388	528
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040	28,192	1,707
South Africa (Republic of), Series R-2044, 8.75% 1/31/2044	15,670	906
Thailand (Kingdom of) 3.45% 6/17/2043	THB40,963	1,521
Turkey (Republic of) 37.84% 7/14/2027	TRY30,000	728
Turkey (Republic of), Series 5Y, 9.875% 1/15/2028	USD200	221
Turkey (Republic of), Series 5Y, 17.30% 7/19/2028	TRY23,445	419
Turkey (Republic of), Series 30Y, 11.875% 1/15/2030	USD500	629
Turkey (Republic of), Series 30Y, 4.875% 4/16/2043	1,710	1,323
United Mexican States 6.875% 5/13/2037	610	652
United Mexican States 5.125% 3/19/2038	EUR420	492
United Mexican States 4.75% 3/8/2044	USD800	661
United Mexican States 3.75% 4/19/2071	200	119
United Mexican States, Series M20, 8.50% 5/31/2029	MXN29,350	1,645
United Mexican States, Series M, 7.75% 5/29/2031	56,500	3,025
United Mexican States, Series M, 7.50% 5/26/2033	36,500	1,887
United Mexican States, Series M, 7.75% 11/23/2034	38,324	1,976
United Mexican States, Series M30, 8.50% 11/18/2038	21,600	1,126
United Mexican States, Series M, 7.75% 11/13/2042	20,000	951
United Mexican States, Series M, 8.00% 7/31/2053	19,887	943
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020 (h)	USD244	65
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023 (h)	145	41

		100,414

Corporate bonds and notes 0.33%

Energy 0.07%
GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036 (f)	410	429

35	American Funds Insurance Series

New World Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Energy (continued)
Oleoducto Central SA 4.00% 7/14/2027 (f)	USD255	$252
Petroleos Mexicanos 5.95% 1/28/2031	610	591
PTTEP Treasury Center Co., Ltd. 2.993% 1/15/2030	200	191
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051 (f)	430	318
Transportadora de Gas del Sur SA 8.50% 7/24/2031 (f)	250	260
Transportadora de Gas del Sur SA 7.75% 11/20/2035 (f)	220	218
Vista Energy Argentina S.A.U. 7.625% 12/10/2035 (f)	390	390
YPF SA 8.25% 1/17/2034 (f)	335	343

		2,992

Communication services 0.06%
America Movil, SAB de CV, 10.125% 1/22/2029	MXN13,710	786
America Movil, SAB de CV, 9.50% 1/27/2031	17,130	969
America Movil, SAB de CV, 10.30% 1/30/2034	2,820	166
PLDT, Inc. 2.50% 1/23/2031	USD210	192
Tencent Holdings, Ltd. 3.24% 6/3/2050 (f)	380	273

		2,386

Consumer discretionary 0.05%
Alibaba Group Holding, Ltd. 3.15% 2/9/2051	410	279
Meituan 3.05% 10/28/2030 (f)	400	373
Meituan 3.05% 10/28/2030	200	187
Melco Resorts Finance, Ltd. 7.625% 4/17/2032 (f)	345	363
MercadoLibre, Inc. 3.125% 1/14/2031	200	185
Sands China, Ltd. 4.375% 6/18/2030	220	217
Wynn Macau, Ltd. 5.625% 8/26/2028	260	260

		1,864

Financials 0.04%
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029) (i)	400	380
BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033) (f)(i)	340	376
CMB International Leasing Management, Ltd. 2.75% 8/12/2030	300	282
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043) (i)	400	438

		1,476

Materials 0.03%
Braskem Netherlands Finance BV 8.50% 1/12/2031 (f)	355	139
CSN Resources SA 8.875% 12/5/2030 (f)	400	372
PT Krakatau Posco 6.375% 6/11/2027	345	352
Sasol Financing USA, LLC 8.75% 5/3/2029 (c)	520	530

		1,393

Utilities 0.03%
Aegea Finance SARL 9.00% 1/20/2031 (f)	275	291
AES Panama Generation Holdings, SRL 4.375% 5/31/2030 (f)	261	246
Greenko Dutch BV 3.85% 3/29/2026 (f)	173	172
Greenko Dutch BV 3.85% 3/29/2026	173	172
San Miguel Global Power Holdings Corp. 8.125% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 6.404% on 3/2/2030) (i)	350	354

		1,235

American Funds Insurance Series	36

New World Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Industrials 0.02%
IRB Infrastructure Developers, Ltd. 7.11% 3/11/2032 (f)		USD335	$346
LATAM Airlines Group SA 7.875% 4/15/2030 (f)		355	374
Mexico City Airport Trust 4.25% 10/31/2026		200	199

			919

Consumer staples 0.02%
Health and Happiness (H&H) International Holdings, Ltd. 9.125% 7/24/2028		200	213
NBM US Holdings, Inc. 7.00% 5/14/2026 (c)		200	200
NBM US Holdings, Inc. 6.625% 8/6/2029 (c)		420	426

			839

Health care 0.01%
Rede D’Or Finance SARL 4.50% 1/22/2030		280	273

Total corporate bonds and notes			13,377

Total bonds, notes & other debt instruments (cost: $110,411,000)			113,791

Short-term securities 1.66%		Shares

Money market investments 1.50%

Capital Group Central Cash Fund 3.79% (j)(k)		608,937	60,900

Money market investments purchased with collateral from securities on loan 0.15%

Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (j)(l)		5,942,714	5,943

	Weighted average yield at acquisition	Principal amount (000)

Bills & notes of governments & government agencies outside the U.S. 0.01%

Egypt (Arab Republic of) 1/6/2026	19.531%	EGP12,600	264

Total short-term securities (cost: $67,083,000)			67,107

Total investment securities 100.53% (cost: $2,525,040,000)			4,068,722
Other assets less liabilities (0.53)%			(21,354)

Net assets 100.00%			$4,047,368

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

2 Year U.S. Treasury Note Futures	Short	2	4/6/2026	USD(417)	$–	(d)
5 Year Euro-Bobl Futures	Short	13	3/10/2026	(1,775)	7
5 Year U.S. Treasury Note Futures	Long	6	4/6/2026	656	1
10 Year Euro-Bund Futures	Short	12	3/10/2026	(1,799)	13

37	American Funds Insurance Series

New World Fund® (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

10 Year Ultra U.S. Treasury Note Futures	Long	18	3/31/2026	USD2,070	$(17)
30 Year Ultra U.S. Treasury Bond Futures	Short	1	3/31/2026	(118)	3

					$7

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2025 (000)

MXN	1,600	USD	89	UBS AG	1/5/2026	$–	(d)
USD	88	MXN	1,600	Goldman Sachs	1/5/2026		(1)
MYR	397	USD	97	BNP Paribas	1/8/2026	1
MYR	350	USD	86	JPMorgan Chase	1/8/2026	–	(d)
USD	835	MYR	3,443	JPMorgan Chase	1/8/2026		(15)
CZK	52,445	USD	2,529	Bank of New York Mellon	1/9/2026	22
USD	196	IDR	3,257,000	Goldman Sachs	1/9/2026	1
IDR	1,360,795	USD	82	Citibank	1/9/2026	–	(d)
INR	5,512	USD	61	HSBC Bank	1/9/2026	–	(d)
INR	7,000	USD	77	Goldman Sachs	1/9/2026	–	(d)
IDR	1,452,260	USD	87	Goldman Sachs	1/9/2026	–	(d)
USD	145	MXN	2,603	Citibank	1/9/2026	–	(d)
USD	1,570	CZK	32,520	JPMorgan Chase	1/9/2026		(12)
USD	784	COP	3,027,600	Citibank	1/9/2026		(14)
ZAR	21,461	USD	1,256	Citibank	1/12/2026	39
CNH	13,485	USD	1,920	UBS AG	1/12/2026	14
THB	30,030	USD	953	HSBC Bank	1/12/2026	1
ZAR	1,300	USD	78	UBS AG	1/12/2026	1
BRL	470	USD	86	Barclays Bank PLC	1/12/2026	–	(d)
PLN	517	USD	144	Citibank	1/12/2026	–	(d)
PLN	250	USD	70	JPMorgan Chase	1/12/2026	–	(d)
USD	819	BRL	4,516	Citibank	1/12/2026		(3)
USD	2,267	ZAR	37,931	Bank of America	1/12/2026		(21)
BRL	4,255	USD	782	Citibank	1/23/2026		(10)
USD	1,859	EUR	1,580	Morgan Stanley	1/30/2026	–	(d)
USD	917	PHP	54,395	Bank of America	3/16/2026		(1)

						$2

Investments in affiliates (k)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)		Value at 12/31/2025 (000)	Dividend or interest income (000)

Short-term securities 1.50%
Money market investments 1.50%
Capital Group Central Cash Fund 3.79% (j)	$94,686	$618,645	$652,434	$11		$(8)	$60,900	$5,504

American Funds Insurance Series	38

New World Fund® (continued)

Restricted securities (c)

	Acquisition date(s)	Cost (000)	Value (000)		Percent of net assets
QuintoAndar, Ltd., Series E, preference shares (a)(b)	5/26/2021	$5,258	$6,550		0.16%
QuintoAndar, Ltd., Series E-1, preference shares (a)(b)	12/20/2021	1,716	1,685		0.04
Canva Australia Holdings Pty, Ltd. (a)(b)	8/26/2021-11/4/2021	656	634		0.02
Canva Australia Holdings Pty, Ltd., Series A, noncumulative preferred shares (a)(b)	11/4/2021	58	56		0.00	(m)
Canva Australia Holdings Pty, Ltd., Series A-3, noncumulative preferred shares (a)(b)	11/4/2021	2	2		0.00	(m)
Getir BV, Series D, preferred shares (a)(b)	5/27/2021	3,500	–	(d)	0.00	(m)

Total		$11,190	$8,927		0.22%

(a)	Non-income producing.
(b)	Value determined using significant unobservable inputs.
(c)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(d)	Amount less than one thousand.
(e)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(f)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,247,000, which represented 0.28% of the net assets of the fund.

(g)	Index-linked bond whose principal amount moves with a government price index.
(h)	Scheduled interest and/or principal payment was not received.
(i)	Step bond; coupon rate may change at a later date.
(j)	Rate represents the seven-day yield at 12/31/2025.
(k)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(l)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(m)	Amount less than 0.01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

BDR = Brazilian Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

EGP = Egyptian pounds

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

MXN = Mexican pesos

MYR = Malaysian ringgits

NGN = Nigerian naira

PHP = Philippine pesos

PLN = Polish zloty

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

THB = Thai baht

TRY = Turkish lira

USD = U.S. dollars

UST = U.S. Treasury

ZAR = South African rand

Refer to the notes to financial statements.

39	American Funds Insurance Series

Washington Mutual Investors Fund

Investment portfolio December 31, 2025

Common stocks 96.71%	Shares	Value (000)

Information technology 22.47%
Broadcom, Inc.	2,374,965	$821,975
Microsoft Corp.	1,413,570	683,631
Apple, Inc.	1,139,590	309,809
NVIDIA Corp.	1,094,267	204,081
KLA Corp.	103,353	125,582
ASML Holding NV (ADR)	110,497	118,216
International Business Machines Corp.	319,206	94,552
Salesforce, Inc.	288,774	76,499
Accenture PLC, Class A	257,970	69,213
Intel Corp. (a)	943,406	34,812
SAP SE (ADR) (b)	108,684	26,401
Texas Instruments, Inc.	108,648	18,849
Amphenol Corp., Class A	134,593	18,189
Synopsys, Inc. (a)	31,950	15,008
Applied Materials, Inc.	56,534	14,529
TE Connectivity PLC	61,452	13,981
Fair Isaac Corp. (a)	8,068	13,640
Adobe, Inc. (a)	34,743	12,160
Hewlett Packard Enterprise Co.	406,300	9,759
Motorola Solutions, Inc.	9,895	3,793
Oracle Corp.	19,421	3,785
ASM International NV (ADR) (b)	4,561	2,752

		2,691,216

Financials 17.03%
Marsh & McLennan Cos., Inc.	1,130,032	209,644
JPMorgan Chase & Co.	593,105	191,110
Bank of America Corp.	3,357,568	184,666
Visa, Inc., Class A	493,213	172,975
Capital One Financial Corp.	511,844	124,050
BlackRock, Inc.	103,920	111,230
Mastercard, Inc., Class A	191,588	109,374
Truist Financial Corp.	1,734,572	85,358
Citizens Financial Group, Inc.	1,377,669	80,470
Arthur J. Gallagher & Co.	300,484	77,762
KKR & Co., Inc.	535,221	68,230
Wells Fargo & Co.	712,560	66,411
Chubb, Ltd.	187,408	58,494
Progressive Corp.	249,074	56,719
Apollo Asset Management, Inc.	387,751	56,131
Morgan Stanley	290,174	51,515
American Express Co.	138,945	51,403
Blackstone, Inc.	247,025	38,076
CME Group, Inc., Class A	134,353	36,689
Aon PLC, Class A	95,985	33,871
S&P Global, Inc.	50,609	26,448
Citigroup, Inc.	207,496	24,213
KeyCorp	1,068,093	22,045
PNC Financial Services Group, Inc.	89,774	18,738
Brookfield Asset Management, Ltd., Class A	345,786	18,116
Goldman Sachs Group, Inc.	19,811	17,414
Carlyle Group, Inc. (The)	270,192	15,971
Equitable Holdings, Inc.	217,170	10,348
Fifth Third Bancorp	178,306	8,346
Intercontinental Exchange, Inc.	48,480	7,852
Charles Schwab Corp. (The)	57,745	5,769

		2,039,438

American Funds Insurance Series	40

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)

Industrials 12.74%
RTX Corp.	1,032,583	$189,376
General Electric Co.	510,619	157,286
Northrop Grumman Corp.	268,954	153,360
Union Pacific Corp.	381,988	88,361
Paychex, Inc.	783,023	87,839
Caterpillar, Inc.	147,575	84,541
Boeing Co. (The) (a)	371,244	80,604
Deere & Co.	161,235	75,066
L3Harris Technologies, Inc.	231,680	68,014
3M Co.	390,205	62,472
Delta Air Lines, Inc.	807,328	56,029
Parker-Hannifin Corp.	58,375	51,309
Lennox International, Inc.	89,406	43,414
Deutsche Post AG (ADR)	688,904	37,676
Ingersoll-Rand, Inc.	459,350	36,390
Verisk Analytics, Inc.	160,459	35,893
Watsco, Inc.	93,957	31,659
Siemens AG (ADR)	196,210	27,460
Waste Connections, Inc.	130,488	22,882
Johnson Controls International PLC	162,195	19,423
FedEx Corp.	61,924	17,887
HEICO Corp.	44,486	14,395
Republic Services, Inc.	67,539	14,314
Equifax, Inc.	60,828	13,198
BAE Systems PLC (ADR)	136,409	12,670
CSX Corp.	290,528	10,532
RELX PLC (ADR)	231,829	9,371
Waste Management, Inc.	40,322	8,859
Applied Industrial Technologies, Inc.	22,716	5,833
Trane Technologies PLC	14,265	5,552
ITT, Inc.	20,862	3,620

		1,525,285

Health care 12.16%
Eli Lilly and Co.	244,400	262,652
UnitedHealth Group, Inc.	621,229	205,074
Amgen, Inc.	599,792	196,318
Abbott Laboratories	1,132,764	141,924
CVS Health Corp.	1,753,200	139,134
AbbVie, Inc.	388,820	88,841
Gilead Sciences, Inc.	687,176	84,344
Vertex Pharmaceuticals, Inc. (a)	137,037	62,127
Johnson & Johnson	246,753	51,065
Danaher Corp.	217,204	49,722
Thermo Fisher Scientific, Inc.	84,887	49,188
AstraZeneca PLC (ADR)	391,907	36,028
Zimmer Biomet Holdings, Inc.	220,098	19,791
Illumina, Inc. (a)	110,721	14,522
Elevance Health, Inc.	39,244	13,757
Humana, Inc.	47,537	12,176
Novo Nordisk AS, Class B (ADR)	187,415	9,536
Cooper Cos., Inc. (a)	79,881	6,547
Bristol-Myers Squibb Co.	96,148	5,186
McKesson Corp.	4,752	3,898
Align Technology, Inc. (a)	15,745	2,459
Cardinal Health, Inc.	6,793	1,396

		1,455,685

41	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)

Consumer staples 8.25%
Philip Morris International, Inc.	2,510,056	$402,613
British American Tobacco PLC (ADR)	2,455,192	139,013
Keurig Dr Pepper, Inc.	2,702,930	75,709
Mondelez International, Inc., Class A	1,268,407	68,278
Coca-Cola Co.	758,395	53,020
Constellation Brands, Inc., Class A	284,585	39,261
Costco Wholesale Corp.	41,990	36,210
Altria Group, Inc.	590,291	34,036
Hershey Co.	124,140	22,591
Nestle SA (ADR)	200,456	19,801
Procter & Gamble Co.	136,221	19,522
Church & Dwight Co., Inc.	227,492	19,075
Walmart, Inc.	150,441	16,761
Estee Lauder Cos., Inc. (The), Class A	152,224	15,941
Kraft Heinz Co. (The)	413,643	10,031
Target Corp.	98,519	9,630
Bunge Global SA	74,092	6,600

		988,092

Consumer discretionary 6.88%
Royal Caribbean Cruises, Ltd.	596,363	166,337
Home Depot, Inc.	256,784	88,359
Starbucks Corp.	1,021,649	86,033
Amazon.com, Inc. (a)	331,292	76,469
YUM! Brands, Inc.	502,512	76,020
D.R. Horton, Inc.	411,529	59,272
TJX Cos., Inc. (The)	383,447	58,901
Darden Restaurants, Inc.	317,938	58,507
NIKE, Inc., Class B	537,367	34,236
Marriott International, Inc., Class A	88,679	27,512
General Motors Co.	276,739	22,504
Vail Resorts, Inc.	149,560	19,862
Tractor Supply Co.	373,740	18,691
Toll Brothers, Inc.	81,236	10,985
Texas Roadhouse, Inc.	43,999	7,304
Sony Group Corp. (ADR)	268,839	6,882
Chipotle Mexican Grill, Inc. (a)	165,637	6,129

		824,003

Communication services 5.40%
Alphabet, Inc., Class A	591,527	185,148
Alphabet, Inc., Class C	565,134	177,339
Meta Platforms, Inc., Class A	234,761	154,963
Comcast Corp., Class A	3,570,517	106,723
Verizon Communications, Inc.	261,888	10,667
Walt Disney Co. (The)	56,380	6,414
AT&T, Inc.	210,004	5,217

		646,471

Utilities 4.03%
Constellation Energy Corp.	322,322	113,867
Sempra	1,251,080	110,458
Southern Co. (The)	946,592	82,543
FirstEnergy Corp.	1,218,911	54,571
DTE Energy Co.	221,096	28,517
Exelon Corp.	631,441	27,525
Entergy Corp.	182,766	16,893
CenterPoint Energy, Inc.	437,803	16,785

American Funds Insurance Series	42

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)

Utilities (continued)
Public Service Enterprise Group, Inc.	184,231	$14,794
NextEra Energy, Inc.	125,328	10,061
Atmos Energy Corp.	38,564	6,464

		482,478

Energy 2.92%
Exxon Mobil Corp.	678,218	81,617
ConocoPhillips	836,045	78,262
Canadian Natural Resources, Ltd.	1,659,500	56,174
EOG Resources, Inc.	404,283	42,454
Baker Hughes Co., Class A	572,294	26,062
TC Energy Corp.	425,469	23,405
Chevron Corp.	114,799	17,496
Halliburton Co.	398,694	11,267
SLB, Ltd.	216,823	8,322
TotalEnergies SE (b)	65,622	4,293

		349,352

Real estate 2.59%
Welltower, Inc. REIT	972,251	180,459
Simon Property Group, Inc. REIT	158,605	29,359
Public Storage REIT	107,805	27,975
Prologis, Inc. REIT	200,496	25,595
Ventas, Inc. REIT	219,292	16,969
American Tower Corp. REIT	95,755	16,812
Rexford Industrial Realty, Inc. REIT	156,135	6,046
Extra Space Storage, Inc. REIT	42,274	5,505
CoStar Group, Inc. (a)	23,002	1,547

		310,267

Materials 2.24%
Air Products and Chemicals, Inc.	314,661	77,728
Wheaton Precious Metals Corp.	558,352	65,618
International Paper Co.	1,327,824	52,303
Linde PLC	63,825	27,214
Royal Gold, Inc.	81,893	18,204
Corteva, Inc.	260,264	17,445
H.B. Fuller Co.	114,890	6,831
Nucor Corp.	16,976	2,769

		268,112

Total common stocks (cost: $7,030,725,000)		11,580,399

Convertible stocks 0.86%
Industrials 0.36%
Boeing Co., Series A, convertible preferred depositary shares, 6.00% 10/15/2027	627,490	43,334

Financials 0.33%
KKR & Co., Inc., Class D, convertible preferred shares, 6.25% 3/1/2028	590,703	30,622
Apollo Global Management, Inc., Class A, cumulative convertible preferred shares, 6.75% 7/31/2026	116,666	8,811

		39,433

43	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Convertible stocks (continued)	Shares	Value (000)
Utilities 0.17%
Southern Co. (The), Class A, convertible preferred shares, 7.125% 12/15/2028	406,324	$20,463

Total convertible stocks (cost: $91,575,000)		103,230

Short-term securities 2.29%
Money market investments 2.28%
Capital Group Central Cash Fund 3.79% (c)(d)	2,725,029	272,530

Money market investments purchased with collateral from securities on loan 0.01%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (c)(e)	776,786	777

Total short-term securities (cost: $273,250,000)		273,307

Total investment securities 99.86% (cost: $7,395,550,000)		11,956,936
Other assets less liabilities 0.14%		17,120

Net assets 100.00%		$11,974,056

Investments in affiliates (d)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Short-term securities 2.28%

Money market investments 2.28%
Capital Group Central Cash Fund 3.79% (c)	$245,250	$1,790,503	$1,763,183		$(10)	$(30)	$272,530	$13,883

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 3.79% (c)	9,850		9,850	(f)			–	–	(g)

Total 2.28%					$(10)	$(30)	$272,530	$13,883

(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Rate represents the seven-day yield at 12/31/2025.
(d)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(e)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(f)	Represents net activity. Refer to Note 5 for more information on securities lending.
(g)	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

American Funds Insurance Series	44

U.S. Small and Mid Cap Equity Fund

Investment portfolio December 31, 2025

Common stocks 97.32%	Shares	Value (000)

Financials 23.78%
Capital One Financial Corp.	12,848	$3,114
Brown & Brown, Inc.	29,424	2,345
Fifth Third Bancorp	42,787	2,003
RenaissanceRe Holdings, Ltd.	6,629	1,864
Victory Capital Holdings, Inc., Class A	27,021	1,705
LPL Financial Holdings, Inc.	3,231	1,154
StepStone Group, Inc., Class A	17,773	1,140
KeyCorp	47,885	988
Hamilton Lane, Inc., Class A	7,175	964
TPG, Inc., Class A	13,727	876
Affirm Holdings, Inc., Class A (a)	11,444	852
WEX, Inc. (a)	5,173	771
Radian Group, Inc.	18,868	679
Kinsale Capital Group, Inc.	1,670	653
Fiserv, Inc. (a)	9,281	623
Ally Financial, Inc.	10,613	481
Ameriprise Financial, Inc.	957	469
Accelerant Holdings, Class A (a)	27,142	444
Artisan Partners Asset Management, Inc., Class A	10,148	413
Tradeweb Markets, Inc., Class A	3,687	396
Arthur J. Gallagher & Co.	1,462	378
Citizens Financial Group, Inc.	6,328	370
Essent Group, Ltd.	4,628	301
Figure Technology Solutions, Inc. (a)	6,252	255
GQG Partners, Inc. (CDI)	195,382	228
Blue Owl Capital, Inc., Class A	15,107	226

		23,692

Industrials 19.73%
XPO, Inc. (a)	11,702	1,590
Comfort Systems USA, Inc.	1,510	1,409
Crane Co.	7,592	1,400
Ingersoll-Rand, Inc.	16,463	1,304
United Rentals, Inc.	1,565	1,267
Karman Holdings, Inc. (a)	16,913	1,238
AGCO Corp.	8,507	887
ATI, Inc. (a)	7,165	822
Bloom Energy Corp., Class A (a)	9,349	812
APi Group Corp. (a)	18,288	700
Generac Holdings, Inc. (a)	5,120	698
AMETEK, Inc.	3,100	637
SiteOne Landscape Supply, Inc. (a)	5,013	624
Core & Main, Inc., Class A (a)	11,721	609
PACCAR, Inc.	4,584	502
Applied Industrial Technologies, Inc.	1,852	476
The Toro Co.	5,383	424
CSW Industrials, Inc.	1,425	418
FTAI Aviation, Ltd.	2,030	400
Copart, Inc. (a)	9,486	371
HEICO Corp.	1,059	343
Builders FirstSource, Inc. (a)	3,265	336
L3Harris Technologies, Inc.	1,140	335
Kadant, Inc.	1,153	329
ESCO Technologies, Inc.	1,528	299
VSE Corp.	1,708	295
Graco, Inc.	3,172	260
Oshkosh Corp.	1,699	213
Robert Half, Inc.	6,882	187

45	American Funds Insurance Series

U.S. Small and Mid Cap Equity Fund (continued)

Common stocks (continued)	Shares	Value (000)

Industrials (continued)
Fluor Corp. (a)	4,663	$185
United Parcel Service, Inc., Class B	1,684	167
CBIZ, Inc. (a)	2,383	120

		19,657

Consumer discretionary 15.60%
Hilton Worldwide Holdings, Inc.	5,955	1,711
YUM! Brands, Inc.	9,944	1,504
Vail Resorts, Inc.	10,303	1,368
LKQ Corp.	42,592	1,286
Aptiv Holdings, Ltd. (a)	13,584	1,034
General Motors Co.	11,011	895
Five Below, Inc. (a)	4,322	814
Adtalem Global Education, Inc. (a)	7,439	770
Bright Horizons Family Solutions, Inc. (a)	5,826	591
TopBuild Corp. (a)	1,258	525
Flutter Entertainment PLC (a)	2,429	522
Wingstop, Inc.	2,071	494
Darden Restaurants, Inc.	2,559	471
D.R. Horton, Inc.	3,011	434
Murphy USA, Inc.	927	374
Toll Brothers, Inc.	2,406	325
Cavco Industries, Inc. (a)	546	322
Royal Caribbean Cruises, Ltd.	1,101	307
Chewy, Inc., Class A (a)	8,811	291
Texas Roadhouse, Inc.	1,657	275
Chipotle Mexican Grill, Inc. (a)	7,178	266
Brinker International, Inc. (a)	1,778	255
SharkNinja, Inc. (a)	1,946	218
AutoZone, Inc. (a)	53	180
Polaris, Inc.	2,608	165
CAVA Group, Inc. (a)	2,391	140

		15,537

Information technology 11.44%
Ingram Micro Holding Corp. (b)	64,723	1,381
Lumentum Holdings, Inc. (a)	3,571	1,316
Fabrinet, non-registered shares (a)	2,398	1,092
Keysight Technologies, Inc. (a)	4,973	1,010
Ciena Corp. (a)	3,954	925
Flex, Ltd. (a)	13,238	800
MongoDB, Inc., Class A (a)	1,765	741
Procore Technologies, Inc. (a)	8,507	619
Vontier Corp.	16,007	595
Fair Isaac Corp. (a)	313	529
Cloudflare, Inc., Class A (a)	2,395	472
CompoSecure, Inc., Class A (a)(c)	20,637	370
Hewlett Packard Enterprise Co.	12,286	295
EPAM Systems, Inc. (a)	1,350	277
Snowflake, Inc. (a)	1,173	257
RingCentral, Inc., Class A (a)	7,980	230
Clearwater Analytics Holdings, Inc., Class A (a)	8,318	201
CoreWeave, Inc., Class A (a)	1,559	112
Figma, Inc. (a)	2,983	111
Via Transportation, Inc., Class A (a)	2,340	68

		11,401

American Funds Insurance Series	46

U.S. Small and Mid Cap Equity Fund (continued)

Common stocks (continued)	Shares	Value (000)

Health care 8.63%
Ionis Pharmaceuticals, Inc. (a)	14,469	$1,145
Illumina, Inc. (a)	5,359	703
Align Technology, Inc. (a)	4,477	699
Medline, Inc., Class A (a)	14,700	617
Cooper Cos., Inc. (a)	6,773	555
Exact Sciences Corp. (a)	4,899	498
Halozyme Therapeutics, Inc. (a)	6,858	462
Doximity, Inc., Class A (a)	8,847	392
Veeva Systems, Inc., Class A (a)	1,752	391
Penumbra, Inc. (a)	1,219	379
Natera, Inc. (a)	1,649	378
Alignment Healthcare, Inc. (a)	18,667	369
Hims & Hers Health, Inc., Class A (a)	10,863	353
NewAmsterdam Pharma Co. NV (a)	9,798	344
IQVIA Holdings, Inc. (a)	1,442	325
Regeneron Pharmaceuticals, Inc.	376	290
Centessa Pharmaceuticals PLC (ADR) (a)	9,157	229
Krystal Biotech, Inc. (a)	886	218
Zimmer Biomet Holdings, Inc.	1,962	176
Alnylam Pharmaceuticals, Inc. (a)	200	79

		8,602

Consumer staples 7.13%
US Foods Holding Corp. (a)	29,695	2,237
Monster Beverage Corp. (a)	16,752	1,284
e.l.f. Beauty, Inc. (a)	11,527	877
Dollar General Corp.	4,932	655
Caseys General Stores, Inc.	1,137	628
Estee Lauder Cos., Inc. (The), Class A	4,095	429
Keurig Dr Pepper, Inc.	11,715	328
Maplebear, Inc. (a)	6,897	310
Constellation Brands, Inc., Class A	1,758	243
The Campbell’s Co.	4,131	115

		7,106

Energy 2.50%
Diamondback Energy, Inc.	5,754	865
Baker Hughes Co., Class A	13,613	620
Viper Energy, Inc., Class A	8,310	321
Permian Resources Corp., Class A	18,919	266
SLB, Ltd.	6,256	240
EOG Resources, Inc.	1,661	174

		2,486

Real estate 2.43%
Simon Property Group, Inc. REIT	6,717	1,244
Essex Property Trust, Inc. REIT	2,217	580
Crown Castle, Inc. REIT	5,004	445
Alexandria Real Estate Equities, Inc. REIT	3,072	150

		2,419

Materials 2.29%
International Paper Co.	19,368	763
Westlake Corp.	6,765	500

47	American Funds Insurance Series

U.S. Small and Mid Cap Equity Fund (continued)

Common stocks (continued)	Shares	Value (000)

Materials (continued)
Element Solutions, Inc.	17,078	$427
Perpetua Resources Corp. (a)	16,342	396
Corteva, Inc.	2,901	194

		2,280

Communication services 1.90%
ROBLOX Corp., Class A (a)	14,370	1,164
Live Nation Entertainment, Inc. (a)	3,723	530
Charter Communications, Inc., Class A (a)	761	159
Stubhub Holdings, Inc., Class A (a)(b)	2,858	39

		1,892

Utilities 1.89%
Exelon Corp.	29,519	1,287
NRG Energy, Inc.	3,150	501
FirstEnergy Corp.	2,147	96

		1,884

Total common stocks (cost: $93,297,000)		96,956

Short-term securities 3.82%

Money market investments 2.97%

Capital Group Central Cash Fund 3.79% (d)(e)	29,620	2,963

Money market investments purchased with collateral from securities on loan 0.85%

Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (d)(f)	846,291	846

Total short-term securities (cost: $3,808,000)		3,809

Total investment securities 101.14% (cost: $97,105,000)		100,765
Other assets less liabilities (1.14)%		(1,139)

Net assets 100.00%		$99,626

Investments in affiliates (e)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)		Net unrealized appreciation (depreciation) (000)		Value at 12/31/2025 (000)	Dividend or interest income (000)

Short-term securities 2.97%

Money market investments 2.97%
Capital Group Central Cash Fund 3.79% (d)	$288	$29,708	$27,033	$–	(g)	$–	(g)	$2,963	$60

Restricted securities (c)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

CompoSecure, Inc., Class A (a)	12/24/2025	$382	$370	0.37%

American Funds Insurance Series	48

U.S. Small and Mid Cap Equity Fund (continued)

(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(d)	Rate represents the seven-day yield at 12/31/2025.
(e)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(f)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(g)	Amount less than one thousand.

Key to abbreviation(s)

ADR = American Depositary Receipts

CDI = CREST Depository Interest

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

49	American Funds Insurance Series

Capital World Growth and Income Fund

Investment portfolio December 31, 2025

Common stocks 98.15%	Shares	Value (000)

Information technology 23.97%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,005,772	$97,989
Broadcom, Inc.	268,307	92,861
Microsoft Corp.	146,416	70,810
NVIDIA Corp.	281,180	52,440
Apple, Inc.	140,959	38,321
Micron Technology, Inc.	111,566	31,842
ASML Holding NV	16,667	17,815
ASML Holding NV (ADR)	1,512	1,618
International Business Machines Corp.	48,120	14,254
Tokyo Electron, Ltd.	51,975	11,415
Intel Corp. (a)	273,031	10,075
MediaTek, Inc.	157,094	7,118
Amphenol Corp., Class A	32,412	4,380
Lenovo Group, Ltd.	3,686,000	4,371
Seagate Technology Holdings PLC	15,867	4,370
Synopsys, Inc. (a)	8,886	4,174
Applied Materials, Inc.	15,190	3,904
Oracle Corp.	18,982	3,700
Shopify, Inc., Class A, subordinate voting shares (a)	18,872	3,038
Accenture PLC, Class A	10,643	2,855
Samsung Electronics Co., Ltd.	33,844	2,821
Cloudflare, Inc., Class A (a)	12,488	2,462
Capgemini SE	14,098	2,335
Allegro MicroSystems, Inc. (a)	88,141	2,325
EPAM Systems, Inc. (a)	9,877	2,024
Constellation Software, Inc.	721	1,734
AppLovin Corp., Class A (a)	2,510	1,691
KLA Corp.	1,314	1,597
Marvell Technology, Inc.	18,061	1,535
Salesforce, Inc.	4,029	1,067
SAP SE	3,885	950
Fair Isaac Corp. (a)	458	774
Strategy, Inc., Class A (a)	4,258	647
Corning, Inc.	7,323	641
Advantech Co., Ltd.	30,098	274

		500,227

Industrials 16.25%
General Electric Co.	80,356	24,752
Airbus SE, non-registered shares	90,056	20,889
BAE Systems PLC	890,700	20,476
Siemens AG	64,151	18,016
RTX Corp.	95,086	17,439
TransDigm Group, Inc.	11,792	15,682
Leonardo SpA	255,861	14,657
Deere & Co.	29,808	13,878
Volvo AB, Class B	391,329	12,544
Melrose Industries PLC	1,317,195	10,363
Ryanair Holdings PLC (ADR)	143,498	10,359
Hitachi, Ltd.	269,600	8,364
Compagnie de Saint-Gobain SA, non-registered shares	78,427	7,961
Union Pacific Corp.	34,166	7,903
Carrier Global Corp.	147,179	7,777
Safran SA	22,132	7,701
United Rentals, Inc.	9,239	7,477
Mitsui & Co., Ltd.	252,500	7,463
Rolls-Royce Holdings PLC	438,695	6,819
Siemens Energy AG	41,713	5,895
Ingersoll-Rand, Inc.	73,089	5,790
L3Harris Technologies, Inc.	19,651	5,769

American Funds Insurance Series	50

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Industrials (continued)
Parker-Hannifin Corp.	5,942	$5,223
Deutsche Post AG	94,991	5,203
Lockheed Martin Corp.	10,189	4,928
ITOCHU Corp.	377,000	4,759
Prysmian SpA	47,580	4,744
RELX PLC	102,326	4,139
Techtronic Industries Co., Ltd.	352,500	4,050
IHI Corp.	204,168	3,600
XPO, Inc. (a)	24,624	3,347
Saab AB, Class B	50,858	2,958
International Consolidated Airlines Group SA (CDI)	528,593	2,927
GE Vernova, Inc.	4,428	2,894
Core & Main, Inc., Class A (a)	54,167	2,815
Bureau Veritas SA	84,710	2,698
Weir Group PLC (The)	53,913	2,058
MTU Aero Engines AG	4,854	2,025
FTAI Aviation, Ltd.	9,560	1,882
Crane Co.	9,711	1,791
Marubeni Corp.	63,000	1,753
Bombardier, Inc., Class B (a)	9,858	1,677
Bouygues SA	30,905	1,602
Comfort Systems USA, Inc.	1,627	1,518
Recruit Holdings Co., Ltd.	25,350	1,446
Bunzl PLC	42,369	1,182
Randstad NV, non-registered shares	28,055	1,067
Woodward, Inc.	3,354	1,014
Vestas Wind Systems AS	35,740	965
SECOM Co., Ltd.	27,100	963
Howmet Aerospace, Inc.	4,522	927
Rocket Lab Corp. (a)	12,810	894
Boeing Co. (The) (a)	3,785	822
Diploma PLC	11,469	818
PACCAR, Inc.	7,084	776
Ferguson Enterprises, Inc.	2,880	641
Valmet OYJ	17,763	588
FedEx Corp.	1,469	424

		339,092

Financials 14.57%
Chubb, Ltd.	41,141	12,841
Citigroup, Inc.	109,791	12,811
NatWest Group PLC	1,411,295	12,309
Zurich Insurance Group AG	15,887	12,058
JPMorgan Chase & Co.	36,957	11,908
Capital One Financial Corp.	44,690	10,831
Aviva PLC	1,178,167	10,787
Mastercard, Inc., Class A	18,307	10,451
Apollo Asset Management, Inc.	66,212	9,585
BPER Banca SpA	688,480	9,310
Visa, Inc., Class A	23,806	8,349
Bank of America Corp.	151,204	8,316
American Express Co.	21,561	7,976
Wells Fargo & Co.	73,531	6,853
UniCredit SpA	82,515	6,850
ING Groep NV	242,789	6,825
BlackRock, Inc.	5,785	6,192
Arthur J. Gallagher & Co.	22,281	5,766
Banco Bilbao Vizcaya Argentaria SA	240,821	5,633
Blackstone, Inc.	34,103	5,257
Galaxy Digital, Inc., Class A (a)(b)	153,894	3,441

51	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Financials (continued)
Galaxy Digital, Inc., Class A (a)	73,055	$1,634
AIA Group, Ltd.	489,469	5,028
HDFC Life Insurance Co., Ltd.	586,869	4,905
Munchener Ruckversicherungs-Gesellschaft AG	7,210	4,761
Mizuho Financial Group, Inc.	128,300	4,659
3i Group PLC	103,448	4,501
Aon PLC, Class A	12,706	4,484
Israel Discount Bank, Ltd., Class A	416,534	4,423
Erste Group Bank AG	33,771	4,063
Partners Group Holding AG	3,097	3,804
Postal Savings Bank of China Co., Ltd., Class H	5,553,383	3,790
FinecoBank SpA	138,712	3,602
BNP Paribas SA	36,364	3,441
Ping An Insurance (Group) Co. of China, Ltd., Class H	404,280	3,401
KB Financial Group, Inc.	39,325	3,400
Blue Owl Capital, Inc., Class A	224,513	3,354
Svenska Handelsbanken AB, Class A	226,988	3,310
Progressive Corp.	13,531	3,081
DBS Group Holdings, Ltd.	66,200	2,897
Marsh & McLennan Cos., Inc.	14,198	2,634
Danske Bank AS	52,190	2,603
Ares Management Corp., Class A	14,926	2,412
Morgan Stanley	13,148	2,334
TPG, Inc., Class A	36,181	2,310
Nu Holdings, Ltd., Class A (a)	132,234	2,214
HDFC Bank, Ltd.	127,497	1,409
HDFC Bank, Ltd. (ADR)	17,258	630
HSBC Holdings PLC (HKD denominated)	130,000	2,036
B3 SA - Brasil, Bolsa, Balcao	732,050	1,905
AXA SA	39,014	1,876
American International Group, Inc.	20,908	1,789
Brown & Brown, Inc.	22,407	1,786
Banco Comercial Portugues, SA	1,692,704	1,774
IG Group Holdings PLC	93,625	1,660
CaixaBank SA, non-registered shares	125,217	1,529
CVC Capital Partners PLC	88,920	1,489
National Bank of Canada	11,544	1,452
Skandinaviska Enskilda Banken AB, Class A	62,547	1,320
Federal Home Loan Mortgage Corp. (a)	122,752	1,245
Fannie Mae (a)	99,902	1,072
Allianz SE	2,300	1,055
Bank Hapoalim BM	46,635	1,055
Credicorp, Ltd.	3,392	973
Abu Dhabi Islamic Bank PJSC	164,126	928
China Merchants Bank Co., Ltd., Class H	122,403	828
Goldman Sachs Group, Inc.	871	766
Brookfield Asset Management, Ltd., Class A (CAD denominated)	14,178	743
LPL Financial Holdings, Inc.	2,038	728
Fidelity National Information Services, Inc.	10,845	721
Macquarie Group, Ltd.	4,650	626
XP, Inc., Class A	36,512	598
Standard Chartered PLC	19,485	476
Tokio Marine Holdings, Inc.	6,000	223
Sberbank of Russia PJSC (c)	3,196,952	–	(d)

		304,086

Communication services 9.18%
Alphabet, Inc., Class A	119,827	37,506
Alphabet, Inc., Class C	112,570	35,324
Meta Platforms, Inc., Class A	40,871	26,979

American Funds Insurance Series	52

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Communication services (continued)
SoftBank Group Corp.	669,268	$18,868
Netflix, Inc. (a)	123,855	11,613
Publicis Groupe SA	105,250	10,919
Singapore Telecommunications, Ltd.	2,193,563	7,772
NetEase, Inc.	212,900	5,859
NetEase, Inc. (ADR)	4,006	551
Orange	323,745	5,402
Bharti Airtel, Ltd.	210,509	4,938
Bharti Airtel, Ltd., interim shares	12,466	235
Tencent Holdings, Ltd.	58,900	4,513
Comcast Corp., Class A	149,929	4,481
Universal Music Group NV	157,145	4,106
AT&T, Inc.	129,224	3,210
Nintendo Co., Ltd.	38,800	2,621
Spotify Technology SA (a)	4,149	2,409
Omnicom Group, Inc.	25,602	2,067
Walt Disney Co. (The)	10,917	1,242
SoftBank Corp.	677,450	930

		191,545

Consumer discretionary 8.32%
Amazon.com, Inc. (a)	144,814	33,426
Industria de Diseno Textil SA	183,973	12,118
Trip.com Group, Ltd. (ADR)	79,347	5,706
Trip.com Group, Ltd.	77,636	5,569
Compagnie Financiere Richemont SA, Class A	50,205	10,835
Tesla, Inc. (a)	23,878	10,738
Flutter Entertainment PLC (a)	41,831	8,995
Starbucks Corp.	104,616	8,810
Royal Caribbean Cruises, Ltd.	31,446	8,771
MercadoLibre, Inc. (a)	4,232	8,524
NEXT PLC	38,851	7,148
Las Vegas Sands Corp.	94,294	6,138
LVMH Moet Hennessy-Louis Vuitton SE	7,475	5,635
Booking Holdings, Inc.	927	4,964
Chipotle Mexican Grill, Inc. (a)	124,254	4,597
D.R. Horton, Inc.	28,110	4,049
Alibaba Group Holding, Ltd. (ADR)	20,723	3,038
Hermes International	1,159	2,864
Compagnie Generale des Etablissements Michelin	73,679	2,444
Restaurant Brands International, Inc. (CAD denominated)	27,334	1,865
Hyundai Motor Co.	8,986	1,840
InterContinental Hotels Group PLC	12,632	1,769
Moncler SpA	27,170	1,746
Compass Group PLC	54,547	1,735
Carvana Co., Class A (a)	3,915	1,652
Suzuki Motor Corp.	98,200	1,459
Aristocrat Leisure, Ltd.	34,618	1,343
Midea Group Co., Ltd., Class A	113,000	1,263
NIKE, Inc., Class B	16,141	1,028
Accor SA	15,785	894
Zensho Holdings Co., Ltd.	14,300	820
Sea, Ltd., Class A (ADR) (a)	5,758	735
Dollarama, Inc.	4,772	713
Kering SA	1,243	439

		173,670

Health care 8.25%
Eli Lilly and Co.	36,376	39,093

53	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Health care (continued)
Vertex Pharmaceuticals, Inc. (a)	35,954	$16,300
Abbott Laboratories	108,041	13,536
Medtronic PLC	125,128	12,020
UnitedHealth Group, Inc.	24,947	8,235
Novo Nordisk AS, Class B	160,061	8,159
Johnson & Johnson	36,478	7,549
Gilead Sciences, Inc.	57,932	7,111
Stryker Corp.	17,674	6,212
AstraZeneca PLC	32,200	5,931
Takeda Pharmaceutical Co., Ltd.	189,000	5,872
Sanofi	57,677	5,596
Thermo Fisher Scientific, Inc.	9,013	5,223
Daiichi Sankyo Co., Ltd.	225,900	4,811
Amgen, Inc.	14,470	4,736
EssilorLuxottica SA	14,229	4,499
Insulet Corp. (a)	10,684	3,037
AbbVie, Inc.	10,898	2,490
GE HealthCare Technologies, Inc.	18,849	1,546
BioMarin Pharmaceutical, Inc. (a)	24,993	1,485
CVS Health Corp.	17,836	1,415
Molina Healthcare, Inc. (a)	7,751	1,345
Haleon PLC	244,709	1,238
Lonza Group AG	1,598	1,081
Boston Scientific Corp. (a)	10,853	1,035
Rede D’Or Sao Luiz SA	122,458	907
Chugai Pharmaceutical Co., Ltd.	17,100	899
Fresenius SE & Co. KGaA	11,068	637
agilon health, Inc. (a)	125,582	86

		172,084

Materials 6.04%
Vale SA, ordinary nominative shares	1,042,597	13,632
Vale SA (ADR), ordinary nominative shares	147,928	1,927
Freeport-McMoRan, Inc.	290,202	14,739
First Quantum Minerals, Ltd. (a)	356,560	9,560
Heidelberg Materials AG, non-registered shares	31,146	8,156
Ivanhoe Mines, Ltd., Class A (a)	626,382	7,124
Anglo American PLC	157,771	6,502
Glencore PLC	958,289	5,213
Linde PLC	11,690	4,984
Anglogold Ashanti PLC	58,022	4,948
Air Products and Chemicals, Inc.	18,354	4,534
Corteva, Inc.	64,430	4,319
Antofagasta PLC	91,571	4,019
Agnico Eagle Mines, Ltd.	23,441	3,975
Nippon Steel Corp.	865,000	3,538
Smurfit Westrock PLC	88,600	3,426
CRH PLC	26,681	3,330
Southern Copper Corp.	22,583	3,240
Rio Tinto PLC	40,408	3,224
Air Liquide SA	12,636	2,378
Grupo Mexico, SAB de CV, Series B	249,486	2,356
LyondellBasell Industries NV	51,002	2,208
Lundin Mining Corp.	100,869	2,168
Dow, Inc.	84,972	1,987
Franco-Nevada Corp.	8,714	1,806
Akzo Nobel NV	11,772	818
Shin-Etsu Chemical Co., Ltd.	26,000	809

American Funds Insurance Series	54

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Materials (continued)
Lynas Rare Earths, Ltd. (a)	76,018	$627
BASF SE	6,478	338
Zijin Gold International Co., Ltd. (a)	8,900	166

		126,051

Consumer staples 4.82%
Philip Morris International, Inc.	264,831	42,479
British American Tobacco PLC	257,586	14,599
Nestle SA	124,694	12,394
Imperial Brands PLC	254,415	10,696
JBS NV (BDR) (a)	221,456	3,194
Ocado Group PLC (a)	792,264	2,515
Danone SA	23,736	2,142
Bunge Global SA	22,247	1,982
Sysco Corp.	23,248	1,713
Walmart, Inc.	12,868	1,434
US Foods Holding Corp. (a)	14,397	1,084
Ajinomoto Co., Inc.	49,400	1,045
Procter & Gamble Co.	7,275	1,042
Loblaw Cos., Ltd.	21,096	954
Arca Continental, SAB de CV	87,378	946
Keurig Dr Pepper, Inc.	29,253	819
Kweichow Moutai Co., Ltd., Class A	4,100	807
Coca-Cola Co.	10,706	748

		100,593

Energy 3.72%
Canadian Natural Resources, Ltd. (CAD denominated)	482,117	16,330
Cameco Corp. (CAD denominated)	118,635	10,863
Cameco Corp.	46,105	4,218
Shell PLC (GBP denominated)	341,079	12,530
Shell PLC (EUR denominated)	14,064	519
EOG Resources, Inc.	110,268	11,579
Baker Hughes Co., Class A	95,061	4,329
TC Energy Corp. (CAD denominated)	74,780	4,118
Neste OYJ	166,062	3,758
BP PLC	633,071	3,675
Suncor Energy, Inc.	68,819	3,055
Expand Energy Corp.	12,380	1,366
Tourmaline Oil Corp.	14,829	665
ADNOC Drilling Co. PJSC	381,223	554

		77,559

Utilities 2.19%
Engie SA	596,827	15,693
Southern Co. (The)	61,750	5,385
Iberdrola SA, non-registered shares	225,821	4,888
Pinnacle West Capital Corp.	36,700	3,255
NextEra Energy, Inc.	38,632	3,101
E.ON SE	150,047	2,845
National Grid PLC	154,423	2,380
Dominion Energy, Inc.	39,815	2,333
Duke Energy Corp.	18,764	2,199
Constellation Energy Corp.	5,656	1,998
DTE Energy Co.	10,779	1,390
SSE PLC	5,948	174

		45,641

55	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Real estate 0.84%
Prologis, Inc. REIT	48,096	$6,140
China Resources Mixc Lifestyle Services, Ltd.	924,400	5,083
Mitsubishi Estate Co., Ltd.	73,600	1,793
Simon Property Group, Inc. REIT	7,706	1,426
UDR, Inc. REIT	32,096	1,177
VICI Properties, Inc. REIT	39,802	1,119
Goodman Logistics (HK), Ltd. REIT	40,304	829

		17,567

Total common stocks (cost: $1,169,007,000)		2,048,115

Preferred securities 0.30%

Financials 0.30%
Itau Unibanco Holding SA, preferred nominative shares	330,165	2,367
Itau Unibanco Holding SA (ADR), preferred nominative shares	226,056	1,618
Fannie Mae, Series S, 8.25% noncumulative preferred shares (a)	80,909	1,232
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares (a)(e)	69,041	994

		6,211

Total preferred securities (cost: $5,265,000)		6,211

Bonds, notes & other debt instruments 0.05%	Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 0.03%

Brazil (Federative Republic of) 10.00% 1/1/2027	BRL3,300	584

Corporate bonds and notes 0.02%

Health care 0.02%
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	USD432	428

Total bonds, notes & other debt instruments (cost: $967,000)		1,012

Short-term securities 1.30%	Shares

Money market investments 1.26%

Capital Group Central Cash Fund 3.79% (f)(g)	262,010	26,204

Money market investments purchased with collateral from securities on loan 0.04%

Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (f)(h)	906,417	906

Total short-term securities (cost: $27,106,000)		27,110

Total investment securities 99.80% (cost: $1,202,345,000)		2,082,448
Other assets less liabilities 0.20%		4,261

Net assets 100.00%		$2,086,709

American Funds Insurance Series	56

Capital World Growth and Income Fund (continued)

Investments in affiliates (g)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Short-term securities 1.26%

Money market investments 1.26%
Capital Group Central Cash Fund 3.79% (f)	$46,673	$322,340	$342,810	$5	$(4)	$26,204	$2,805

Restricted securities (b)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Galaxy Digital, Inc., Class A (a)	10/10/2025	$5,540	$3,441	0.16%

(a)	Non-income producing.
(b)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(c)	Value determined using significant unobservable inputs.
(d)	Amount less than one thousand.
(e)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(f)	Rate represents the seven-day yield at 12/31/2025.
(g)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(h)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

ADR = American Depositary Receipts

BDR = Brazilian Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

HKD = Hong Kong dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

57	American Funds Insurance Series

Growth-Income Fund

Investment portfolio December 31, 2025

Common stocks 97.39%	Shares	Value (000)

Information technology 31.31%
NVIDIA Corp.	16,585,113	$3,093,124
Microsoft Corp.	6,355,199	3,073,501
Broadcom, Inc.	6,636,411	2,296,862
Apple, Inc.	6,072,252	1,650,802
Applied Materials, Inc.	3,375,839	867,557
Amphenol Corp., Class A	3,401,335	459,656
Oracle Corp.	1,505,598	293,456
Seagate Technology Holdings PLC	1,046,348	288,154
Cognizant Technology Solutions Corp., Class A	3,381,043	280,627
Accenture PLC, Class A	888,876	238,485
Taiwan Semiconductor Manufacturing Co., Ltd.	4,102,000	200,397
Arista Networks, Inc. (a)	1,418,856	185,913
Entegris, Inc.	1,768,942	149,033
Salesforce, Inc.	535,038	141,737
AppLovin Corp., Class A (a)	102,313	68,940
Texas Instruments, Inc.	374,945	65,049
Marvell Technology, Inc.	761,477	64,710
Adobe, Inc. (a)	163,526	57,232
Corning, Inc.	600,000	52,536
Palo Alto Networks, Inc. (a)	220,554	40,626
ASML Holding NV	28,845	30,833
QUALCOMM, Inc.	141,313	24,172
Micron Technology, Inc.	78,021	22,268
Fair Isaac Corp. (a)	8,541	14,440

		13,660,110

Industrials 13.55%
RTX Corp.	7,418,732	1,360,595
Automatic Data Processing, Inc.	1,993,331	512,745
Airbus SE, non-registered shares	1,921,964	445,806
General Dynamics Corp.	1,230,528	414,270
GFL Environmental, Inc., subordinate voting shares	8,706,752	373,955
Carrier Global Corp.	6,005,807	317,347
General Electric Co.	1,019,662	314,087
Uber Technologies, Inc. (a)	2,826,696	230,969
XPO, Inc. (a)	1,695,007	230,368
Union Pacific Corp.	862,971	199,622
Ingersoll-Rand, Inc.	2,494,401	197,606
Caterpillar, Inc.	326,877	187,258
Paychex, Inc.	1,519,430	170,450
Honeywell International, Inc.	828,971	161,724
United Rentals, Inc.	188,542	152,591
TransDigm Group, Inc.	113,503	150,942
L3Harris Technologies, Inc.	459,926	135,020
CSX Corp.	3,114,334	112,895
APi Group Corp. (a)	1,733,157	66,311
Waste Management, Inc.	284,081	62,415
Woodward, Inc.	204,293	61,762
Boeing Co. (The) (a)	238,104	51,697

		5,910,435

Financials 11.99%
JPMorgan Chase & Co.	2,413,448	777,661
Mastercard, Inc., Class A	1,060,909	605,652
BlackRock, Inc.	504,695	540,195
Wells Fargo & Co.	5,041,337	469,853
Fidelity National Information Services, Inc.	6,205,397	412,411
Progressive Corp.	766,051	174,445
Morgan Stanley	957,257	169,942

American Funds Insurance Series	58

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Financials (continued)
Capital One Financial Corp.	697,472	$169,039
Visa, Inc., Class A	445,602	156,277
Chubb, Ltd.	495,560	154,674
Goldman Sachs Group, Inc.	174,257	153,172
Marsh & McLennan Cos., Inc.	798,956	148,222
Berkshire Hathaway, Inc., Class B (a)	269,334	135,381
B3 SA - Brasil, Bolsa, Balcao	44,971,737	117,059
American Express Co.	303,325	112,215
PNC Financial Services Group, Inc.	520,903	108,728
Pinnacle Financial Partners, Inc.	1,131,294	107,937
U.S. Bancorp	1,948,827	103,989
Arthur J. Gallagher & Co.	374,193	96,837
Apollo Asset Management, Inc.	665,703	96,367
State Street Corp.	681,940	87,977
S&P Global, Inc.	165,000	86,227
CME Group, Inc., Class A	292,470	79,868
Blackstone, Inc.	400,140	61,678
PayPal Holdings, Inc.	1,053,348	61,495
American International Group, Inc.	507,353	43,404

		5,230,705

Health care 10.04%
Eli Lilly and Co.	1,648,956	1,772,100
Vertex Pharmaceuticals, Inc. (a)	1,484,547	673,034
AbbVie, Inc.	1,684,603	384,915
UnitedHealth Group, Inc.	1,032,933	340,981
Abbott Laboratories	2,330,871	292,035
Thermo Fisher Scientific, Inc.	277,075	160,551
Cencora, Inc.	401,982	135,769
Cigna Group (The)	321,281	88,426
Johnson & Johnson	426,488	88,262
Intuitive Surgical, Inc. (a)	122,132	69,171
Danaher Corp.	250,263	57,290
Gilead Sciences, Inc.	430,961	52,896
Amgen, Inc.	151,000	49,424
GE HealthCare Technologies, Inc.	582,499	47,777
Insulet Corp. (a)	162,641	46,229
CVS Health Corp.	535,085	42,464
Stryker Corp.	111,700	39,259
Medtronic PLC	210,000	20,173
Alnylam Pharmaceuticals, Inc. (a)	49,075	19,515

		4,380,271

Consumer discretionary 10.04%
Amazon.com, Inc. (a)	8,601,419	1,985,379
Starbucks Corp.	5,641,121	475,039
Wyndham Hotels & Resorts, Inc. (b)	4,910,876	371,066
Royal Caribbean Cruises, Ltd.	1,137,038	317,143
Tesla, Inc. (a)	703,606	316,426
Home Depot, Inc.	737,552	253,792
Las Vegas Sands Corp.	2,000,000	130,180
Viking Holdings, Ltd. (a)	1,559,413	111,358
Carvana Co., Class A (a)	214,692	90,604
Sony Group Corp.	3,009,200	76,915
TJX Cos., Inc. (The)	495,864	76,170
Booking Holdings, Inc.	12,304	65,892

59	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Consumer discretionary (continued)
YUM! Brands, Inc.	272,921	$41,287
DoorDash, Inc., Class A (a)	155,002	35,105
Hilton Worldwide Holdings, Inc.	107,229	30,801

		4,377,157

Communication services 8.04%
Alphabet, Inc., Class A	3,942,665	1,234,054
Alphabet, Inc., Class C	1,489,089	467,276
Meta Platforms, Inc., Class A	2,114,599	1,395,826
Netflix, Inc. (a)	2,229,300	209,019
SoftBank Group Corp.	3,459,180	97,522
Universal Music Group NV	3,239,458	84,633
Comcast Corp., Class A	624,053	18,653

		3,506,983

Energy 3.96%
Canadian Natural Resources, Ltd. (CAD denominated)	14,093,913	477,379
Baker Hughes Co., Class A	8,127,441	370,124
Exxon Mobil Corp.	2,651,600	319,094
Halliburton Co.	6,689,719	189,051
Expand Energy Corp.	1,031,973	113,888
TC Energy Corp.	1,629,755	89,653
Chevron Corp.	444,985	67,820
EOG Resources, Inc.	575,078	60,389
ConocoPhillips	434,738	40,696

		1,728,094

Consumer staples 2.85%
British American Tobacco PLC	9,929,507	562,781
Procter & Gamble Co.	1,304,474	186,944
Philip Morris International, Inc.	1,042,193	167,168
Coca-Cola Co.	1,948,634	136,229
Imperial Brands PLC	2,747,647	115,516
Mondelez International, Inc., Class A	791,236	42,592
Keurig Dr Pepper, Inc.	1,164,623	32,621

		1,243,851

Materials 2.32%
Air Products and Chemicals, Inc.	1,408,433	347,911
Linde PLC	650,775	277,484
International Paper Co.	5,806,574	228,721
Eastman Chemical Co.	1,101,906	70,335
Freeport-McMoRan, Inc.	983,347	49,944
LyondellBasell Industries NV	769,974	33,340
Solstice Advanced Materials, Inc. (a)	82,401	4,003

		1,011,738

Utilities 2.06%
Dominion Energy, Inc.	5,379,096	315,161
PG&E Corp.	12,562,973	201,887
CenterPoint Energy, Inc.	3,037,684	116,465
Entergy Corp.	1,203,020	111,195
NextEra Energy, Inc.	1,051,314	84,400
Sempra	800,000	70,632

		899,740

American Funds Insurance Series	60

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Real estate 1.23%
Equinix, Inc. REIT	235,188	$180,192
VICI Properties, Inc. REIT	4,092,873	115,092
Prologis, Inc. REIT	866,060	110,561
American Tower Corp. REIT	428,106	75,162
Welltower, Inc. REIT	306,310	56,854

		537,861

Total common stocks (cost: $21,697,459,000)		42,486,945

Bonds, notes & other debt instruments 0.00%	Principal amount (000)

Corporate bonds and notes 0.00%

Consumer discretionary 0.00%
General Motors Financial Co., Inc. 5.25% 3/1/2026	USD827	828

Total bonds, notes & other debt instruments (cost: $823,000)		828

Short-term securities 2.57%	Shares

Money market investments 2.57%

Capital Group Central Cash Fund 3.79% (b)(c)	11,226,233	1,122,736

Total short-term securities (cost: $1,122,564,000)		1,122,736

Total investment securities 99.96% (cost: $22,820,846,000)		43,610,509
Other assets less liabilities 0.04%		16,802

Net assets 100.00%		$43,627,311

Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Common stocks 0.85%

Consumer discretionary 0.85%
Wyndham Hotels & Resorts, Inc.	$509,003	$16,347	$32,068	$6,460	$(128,676)	$371,066	$7,713

Short-term securities 2.57%

Money market investments 2.57%

Capital Group Central Cash Fund 3.79% (c)	1,471,964	7,003,318	7,352,457	(76)	(13)	1,122,736	58,916

Total 3.42%				$6,384	$(128,689)	$1,493,802	$66,629

(a)	Non-income producing.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(c)	Rate represents the seven-day yield at 12/31/2025.

Key to abbreviation(s)

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

61	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2025

Common stocks 98.22%	Shares	Value (000)

Financials 23.17%
Societe Generale	71,822	$5,787
UniCredit SpA	64,734	5,374
Banco Bilbao Vizcaya Argentaria SA	180,709	4,227
CaixaBank SA, non-registered shares	322,031	3,933
Skandinaviska Enskilda Banken AB, Class A	181,807	3,838
AIA Group, Ltd.	315,000	3,235
AXA SA	55,165	2,653
Prudential PLC	167,374	2,582
Zurich Insurance Group AG	3,392	2,575
HSBC Holdings PLC (GBP denominated)	106,640	1,672
HSBC Holdings PLC (HKD denominated)	54,400	852
KB Financial Group, Inc.	27,563	2,383
NatWest Group PLC	257,839	2,249
Bank Hapoalim BM	94,366	2,135
DBS Group Holdings, Ltd.	48,424	2,119
London Stock Exchange Group PLC	17,476	2,104
Banco Santander SA	179,202	2,103
Aviva PLC	203,542	1,864
Euronext NV	12,370	1,857
HDFC Bank, Ltd.	165,124	1,825
Bank Leumi le-Israel BM	80,689	1,779
PICC Property and Casualty Co., Ltd., Class H	814,000	1,707
Resona Holdings, Inc.	177,400	1,682
Allianz SE	3,484	1,598
Ping An Insurance (Group) Co. of China, Ltd., Class H	188,500	1,586
Munchener Ruckversicherungs-Gesellschaft AG	2,235	1,476
Japan Post Bank Co., Ltd.	101,247	1,424
Kotak Mahindra Bank, Ltd.	51,877	1,270
Axis Bank, Ltd.	82,195	1,163
Tokio Marine Holdings, Inc.	29,600	1,099
Deutsche Bank AG	26,134	1,016
Aon PLC, Class A	2,825	997
3i Group PLC	20,568	895
Hiscox, Ltd.	46,402	885
Pluxee NV	55,838	875
Mizuho Financial Group, Inc.	23,000	835
Standard Chartered PLC	33,124	809
Canadian Imperial Bank of Commerce	8,888	806
Tryg A/S	30,239	791
CVC Capital Partners PLC	45,723	766
ING Groep NV	27,110	762
Credicorp, Ltd.	2,641	758
Abu Dhabi Islamic Bank PJSC	132,924	751
People’s Insurance Co. (Group) of China, Ltd. (The), Class H	862,000	745
Plus500, Ltd.	15,229	743
T&D Holdings, Inc.	30,700	707
Adyen NV (a)	440	706
XP, Inc., Class A	37,915	621
Etoro Group, Ltd., Class A (a)	17,585	618
Rakuten Bank, Ltd. (a)	14,100	617
Macquarie Group, Ltd.	4,442	598
Partners Group Holding AG	481	591
Hana Financial Group, Inc.	8,229	537
Brookfield Corp., Class A (CAD denominated)	11,523	529
Grupo Financiero Banorte, SAB de CV, Series O	53,789	499
Abu Dhabi Commercial Bank PJSC	117,171	456
Samsung Life Insurance Co., Ltd.	4,190	456
Saudi National Bank (The)	43,606	440
Intesa Sanpaolo SpA	62,539	433
Sampo Oyj, Class A	35,512	430
Royal Bank of Canada	2,381	406

American Funds Insurance Series	62

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Financials (continued)
Banca Generali SpA	5,981	$401
MS&AD Insurance Group Holdings, Inc.	15,900	374
Hong Kong Exchanges and Clearing, Ltd.	6,400	334
Grupo Financiero Inbursa, SAB de CV	133,251	322
FirstRand, Ltd.	55,703	305
BAWAG Group AG (a)	2,019	303
Bank Central Asia Tbk PT	602,500	291
Medibank Private, Ltd.	34,548	110
Edenred SA	3,313	74
Sberbank of Russia PJSC (b)	476,388	–	(c)

		93,743

Industrials 14.36%
Airbus SE, non-registered shares	28,600	6,634
BAE Systems PLC	270,689	6,223
Ryanair Holdings PLC (ADR)	73,850	5,331
Siemens AG	11,417	3,206
Deutsche Post AG	42,158	2,309
Hitachi, Ltd.	69,400	2,153
RELX PLC	45,021	1,821
DSV A/S	6,897	1,736
Safran SA	4,958	1,725
ABB, Ltd.	21,982	1,625
ITOCHU Corp.	103,000	1,300
Compagnie de Saint-Gobain SA, non-registered shares	12,706	1,290
Canadian National Railway Co. (CAD denominated)	12,406	1,227
Diploma PLC	17,130	1,223
Deutsche Lufthansa AG	118,669	1,173
Copa Holdings SA, Class A	9,695	1,169
ASSA ABLOY AB, Class B	29,656	1,150
Alliance Global Group, Inc.	7,546,600	1,051
Singapore Technologies Engineering, Ltd.	158,800	1,036
Motiva Infraestrutura de Mobilidade SA	334,768	916
Epiroc AB, Class B	32,965	665
Epiroc AB, Class A	9,201	208
Rolls-Royce Holdings PLC	55,860	868
SPIE SA	15,016	864
Mitsui & Co., Ltd.	29,200	863
Bombardier, Inc., Class B (a)	4,769	811
IHI Corp.	45,641	805
Wolters Kluwer NV	7,371	765
Kanzhun, Ltd., Class A (ADR)	27,807	567
Kanzhun, Ltd., Class A	16,700	169
Full Truck Alliance Co., Ltd., Class A (ADR)	68,004	730
SGH, Ltd.	21,792	672
Caterpillar, Inc.	1,129	647
Komatsu, Ltd.	19,300	617
Volvo AB, Class B	17,440	559
Kingspan Group PLC	5,764	498
Daikin Industries, Ltd.	3,800	488
Grupo Aeroportuario del Pacifico, SAB de CV, Class B	18,040	474
Recruit Holdings Co., Ltd.	8,000	456
SMC Corp.	1,200	418
Jiangsu Hengli Hydraulic Co., Ltd., Class A	22,500	353
International Consolidated Airlines Group SA (CDI)	62,974	349
Brambles, Ltd.	20,392	313

63	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Industrials (continued)
Ashtead Group PLC	4,377	$299
International Container Terminal Services, Inc.	30,700	294
Wizz Air Holdings PLC (a)	3,748	64

		58,114

Information technology 13.46%
Taiwan Semiconductor Manufacturing Co., Ltd.	383,000	18,711
ASML Holding NV	7,692	8,222
Samsung Electronics Co., Ltd.	65,385	5,449
MediaTek, Inc.	91,000	4,123
SK hynix, Inc.	6,576	2,978
Broadcom, Inc.	7,657	2,650
SAP SE	8,332	2,039
NEC Corp.	53,700	1,811
ASMPT, Ltd.	128,900	1,283
Tokyo Electron, Ltd.	5,400	1,186
Sage Group PLC (The)	61,338	893
Capgemini SE	4,775	791
Accton Technology Corp.	21,000	786
Halma PLC	13,514	640
Bechtle AG, non-registered shares	11,841	608
Lenovo Group, Ltd.	422,000	500
Fujitsu, Ltd.	14,800	406
ASM International NV	605	365
Jentech Precision Industrial Co., Ltd.	4,000	345
Lumine Group, Inc., subordinate voting shares (a)	10,019	198
Keyence Corp.	500	181
eMemory Technology, Inc.	3,000	164
Newgen Software Technologies, Ltd.	13,433	126

		54,455

Consumer discretionary 9.16%
Industria de Diseno Textil SA	84,429	5,561
Trip.com Group, Ltd. (ADR)	34,793	2,502
Trip.com Group, Ltd.	9,800	703
Prosus NV, Class N	46,295	2,859
Renault SA	63,846	2,643
LVMH Moet Hennessy-Louis Vuitton SE	2,789	2,103
MGM China Holdings, Ltd.	1,130,400	1,897
H World Group, Ltd. (ADR)	27,339	1,286
Nitori Holdings Co., Ltd.	68,900	1,206
Amadeus IT Group SA, Class A, non-registered shares	16,285	1,195
Moncler SpA	17,462	1,122
Midea Group Co., Ltd., Class A	88,300	987
Hyundai Motor Co.	4,578	937
Entain PLC	90,259	930
ANTA Sports Products, Ltd.	88,200	911
Compagnie Financiere Richemont SA, Class A	3,955	854
Evolution AB	12,432	846
InterContinental Hotels Group PLC	5,768	808
Suzuki Motor Corp.	48,300	717
Games Workshop Group PLC	2,550	647
B&M European Value Retail SA	255,033	580
Accor SA	9,477	537
Berkeley Group Holdings PLC	9,423	495
Restaurant Brands International, Inc. (CAD denominated)	7,186	490
Meituan, Class B (a)	36,700	484
Compagnie Generale des Etablissements Michelin	13,559	450
Galaxy Entertainment Group, Ltd.	87,361	429

American Funds Insurance Series	64

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Consumer discretionary (continued)
Paltac Corp.	13,700	$422
Dixon Technologies (India), Ltd.	3,136	422
D’Ieteren Group	2,336	421
Aristocrat Leisure, Ltd.	9,860	383
Maruti Suzuki India, Ltd.	1,900	353
Alibaba Group Holding, Ltd. (ADR)	2,241	329
Amber Enterprises India, Ltd. (a)	4,286	305
BYD Co., Ltd., Class A	17,800	249

		37,063

Consumer staples 8.06%
British American Tobacco PLC	121,643	6,894
Nestle SA	48,668	4,837
Philip Morris International, Inc.	23,763	3,812
Pernod Ricard SA	31,124	2,665
Imperial Brands PLC	47,541	1,999
Carlsberg A/S, Class B	13,206	1,731
Carrefour SA, non-registered shares	87,378	1,458
KT&G Corp.	13,480	1,327
Arca Continental, SAB de CV	122,057	1,321
L’Oreal SA, non-registered shares	2,952	1,268
Danone SA	12,837	1,158
Anheuser-Busch InBev SA/NV	14,891	955
Yamazaki Baking Co., Ltd.	38,000	800
Kweichow Moutai Co., Ltd., Class A	2,990	589
Ocado Group PLC (a)	168,153	534
Unilever PLC	7,516	491
Tsingtao Brewery Co., Ltd., Class H	65,738	411
United Spirits, Ltd.	23,192	373

		32,623

Materials 7.38%
Barrick Mining Corp.	84,106	3,663
Glencore PLC	562,062	3,057
BASF SE	43,621	2,279
Valterra Platinum, Ltd. (ZAR denominated)	21,023	1,780
Valterra Platinum, Ltd. (GBP denominated)	1,235	102
Agnico Eagle Mines, Ltd.	10,958	1,858
Heidelberg Materials AG, non-registered shares	7,035	1,842
Amcor PLC	111,303	928
Amcor PLC (CDI)	83,938	702
Vale SA (ADR), ordinary nominative shares	71,119	927
Vale SA, ordinary nominative shares	31,452	411
Linde PLC	2,521	1,075
Norsk Hydro ASA	136,521	1,055
Anhui Conch Cement Co., Ltd., Class H	364,000	1,030
Southern Copper Corp.	7,079	1,016
Impala Platinum Holdings, Ltd.	60,988	960
Grupo Mexico, SAB de CV, Series B	96,492	911
Mitsubishi Chemical Group Corp.	148,200	866
Nutrien, Ltd. (CAD denominated) (d)	12,924	798
Air Liquide SA	3,291	619
Pan American Silver Corp.	10,970	568
Franco-Nevada Corp. (CAD denominated)	2,507	520
Shin-Etsu Chemical Co., Ltd.	15,900	494
Holcim, Ltd.	4,384	430
Saudi Basic Industries Corp. non-registered shares	30,558	418
Rio Tinto PLC	4,810	384
Fortescue, Ltd.	23,214	339

65	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Materials (continued)
Smurfit Westrock PLC	6,985	$270
Givaudan SA	43	171
Freeport-McMoRan, Inc.	2,750	140
Antofagasta PLC	3,109	136
Zijin Gold International Co., Ltd. (a)	5,700	107
Alrosa PJSC (a)(b)	53,607	–	(c)

		29,856

Health care 7.34%
AstraZeneca PLC	38,403	7,074
Sanofi	69,990	6,790
Novo Nordisk AS, Class B	53,114	2,707
Roche Holding AG, nonvoting non-registered shares	6,476	2,676
EssilorLuxottica SA	7,815	2,471
Bayer AG	41,796	1,803
Chugai Pharmaceutical Co., Ltd.	23,600	1,241
Grifols SA, Class B (ADR)	111,869	1,046
bioMerieux SA	7,827	1,013
Haleon PLC	171,515	868
Genus PLC	14,818	516
Jiangsu Hengrui Pharmaceutical Co., Ltd., Class H (a)	39,000	356
Max Healthcare Institute, Ltd.	29,463	343
Fresenius SE & Co. KGaA	5,932	341
Daiichi Sankyo Co., Ltd.	13,300	283
HOYA Corp.	1,100	167
Euroapi SA (a)	1,412	4

		29,699

Communication services 6.89%
Koninklijke KPN NV	788,424	3,688
Tencent Holdings, Ltd.	41,600	3,188
Singapore Telecommunications, Ltd.	888,400	3,148
Orange	157,504	2,628
Publicis Groupe SA	23,008	2,387
Bharti Airtel, Ltd.	87,940	2,063
BT Group PLC	457,419	1,131
Nintendo Co., Ltd.	15,800	1,067
MTN Group, Ltd.	99,852	1,020
Nippon Television Holdings, Inc.	40,600	984
Swisscom AG (a)	1,279	929
NetEase, Inc.	32,700	900
HYBE Co., Ltd.	3,482	794
Advanced Info Service PCL, foreign registered shares	79,600	791
America Movil, SAB de CV, Class B (ADR)	28,591	591
Universal Music Group NV	19,644	513
Indus Towers, Ltd. (a)	95,111	443
Spotify Technology SA (a)	718	417
Bezeq - The Israel Telecommunication Corp., Ltd.	179,312	400
KT Corp. (ADR)	21,009	399
Deutsche Telekom AG	11,484	373

		27,854

Energy 4.09%
TotalEnergies SE (EUR denominated)	61,065	3,980
Cameco Corp. (CAD denominated)	30,495	2,792
Canadian Natural Resources, Ltd. (CAD denominated)	55,772	1,889
Shell PLC (GBP denominated)	47,821	1,757
Cenovus Energy, Inc. (CAD denominated)	82,434	1,395

American Funds Insurance Series	66

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)

Energy (continued)
Cenovus Energy, Inc.	12,261	$207
SLB, Ltd.	31,870	1,223
Gaztransport & Technigaz SA	3,851	706
TC Energy Corp. (CAD denominated)	12,547	691
Petroleo Brasileiro SA PETROBRAS (ADR), ordinary nominative shares	44,300	525
BP PLC	80,418	467
ADNOC Drilling Co. PJSC	255,406	371
Tourmaline Oil Corp.	5,853	263
Adnoc Gas PLC	236,746	229
South Bow Corp.	2,470	68
Sovcomflot PAO (a)(b)	356,717	–	(c)

		16,563

Utilities 2.82%
Engie SA	109,339	2,875
RWE AG	42,284	2,250
SSE PLC	76,631	2,247
Iberdrola SA, non-registered shares	103,600	2,242
Brookfield Infrastructure Partners, LP	17,993	625
Snam SpA	79,832	530
CPFL Energia SA	44,362	431
Veolia Environnement SA	6,331	221

		11,421

Real estate 1.49%
Mitsubishi Estate Co., Ltd.	76,900	1,873
Prologis Property Mexico, SA de CV, REIT	183,868	770
CK Asset Holdings, Ltd.	120,500	607
Henderson Land Development Co., Ltd.	162,000	585
China Resources Land, Ltd.	152,500	531
Link REIT	91,068	406
Sun Hung Kai Properties, Ltd.	33,000	400
CapitaLand Integrated Commercial Trust REIT	207,700	385
Longfor Group Holdings, Ltd. (d)	236,242	259
Goodman Logistics (HK), Ltd. REIT	10,467	215

		6,031

Total common stocks (cost: $267,862,000)		397,422

Preferred securities 0.05%

Materials 0.05%
Gerdau SA, preferred nominative shares	54,142	201

Total preferred securities (cost: $203,000)		201

Short-term securities 1.54%

Money market investments 1.35%

Capital Group Central Cash Fund 3.79% (e)(f)	54,405	5,441

67	American Funds Insurance Series

International Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.19%

Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (e)(g)	762,897	$763

Total short-term securities (cost: $6,203,000)		6,204

Total investment securities 99.81% (cost: $274,268,000)		403,827
Other assets less liabilities 0.19%		788

Net assets 100.00%		$404,615

Investments in affiliates (f)

Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Short-term securities 1.35%

Money market investments 1.35%
Capital Group Central Cash Fund 3.79% (e)	$11,674	$93,352	$99,583	$1	$(3)	$5,441	$489

(a)	Non-income producing.
(b)	Value determined using significant unobservable inputs.
(c)	Amount less than one thousand.
(d)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(e)	Rate represents the seven-day yield at 12/31/2025.
(f)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(g)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

HKD = Hong Kong dollars

REIT = Real Estate Investment Trust

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	68

Capital Income Builder

Investment portfolio December 31, 2025

Common stocks 77.84%	Shares	Value (000)

Financials 16.08%
JPMorgan Chase & Co.	79,207	$25,522
NatWest Group PLC	1,731,569	15,103
Morgan Stanley	85,027	15,095
Zurich Insurance Group AG	15,915	12,080
Wells Fargo & Co.	121,236	11,299
Munchener Ruckversicherungs-Gesellschaft AG	15,382	10,158
BlackRock, Inc.	9,038	9,674
ING Groep NV	336,786	9,467
DBS Group Holdings, Ltd.	201,816	8,832
PNC Financial Services Group, Inc.	42,111	8,790
Progressive Corp.	31,499	7,173
Truist Financial Corp.	133,958	6,592
Banco Santander SA	543,341	6,376
Tokio Marine Holdings, Inc.	169,500	6,293
Banco Bilbao Vizcaya Argentaria SA	255,877	5,985
KB Financial Group, Inc.	67,948	5,874
American International Group, Inc.	61,289	5,243
AIA Group, Ltd.	475,600	4,885
TPG, Inc., Class A	74,597	4,762
Sampo Oyj, Class A	382,120	4,632
National Bank of Canada	34,385	4,324
Power Corp. of Canada, subordinate voting shares	73,430	3,903
Toronto-Dominion Bank (The) (CAD denominated)	39,762	3,747
East West Bancorp, Inc.	32,600	3,664
UniCredit SpA	43,377	3,601
Intact Financial Corp.	16,137	3,359
Euronext NV	21,230	3,186
Hana Financial Group, Inc.	48,224	3,146
360 ONE WAM, Ltd.	229,493	3,031
EFG International AG	108,196	2,587
BNP Paribas SA	25,427	2,406
PICC Property and Casualty Co., Ltd., Class H	1,138,000	2,386
Mizuho Financial Group, Inc.	64,500	2,342
Skandinaviska Enskilda Banken AB, Class A	108,326	2,287
3i Group PLC	51,598	2,245
Webster Financial Corp.	35,040	2,205
Apollo Asset Management, Inc.	13,850	2,005
Marsh & McLennan Cos., Inc.	10,553	1,958
Banco BPM SpA	128,347	1,950
London Stock Exchange Group PLC	15,893	1,914
Deutsche Bank AG	49,165	1,912
BPER Banca SpA	141,331	1,911
Swiss Re AG	10,507	1,752
State Street Corp.	12,200	1,574
CME Group, Inc., Class A	5,612	1,533
Bank Central Asia Tbk PT	2,982,500	1,440
Standard Chartered PLC	56,936	1,390
Japan Post Bank Co., Ltd.	98,700	1,388
Western Union Co. (a)	142,256	1,324
Allianz SE	2,883	1,322
Hong Kong Exchanges and Clearing, Ltd.	22,700	1,186
Bank of America Corp.	21,552	1,185
Canadian Imperial Bank of Commerce	12,297	1,115
Patria Investments, Ltd., Class A	70,098	1,114
Blackstone, Inc.	7,179	1,107
Citizens Financial Group, Inc.	18,221	1,064
SouthState Bank Corp.	10,883	1,024
Vontobel Holding AG	10,189	824
Equitable Holdings, Inc.	16,750	798
Resona Holdings, Inc.	62,400	592
Houlihan Lokey, Inc., Class A	2,796	487

69	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)

Financials (continued)
T&D Holdings, Inc.	21,000	$484
Medibank Private, Ltd.	134,820	430
Sberbank of Russia PJSC (b)	204,176	–	(c)

		267,037

Information technology 10.58%
Broadcom, Inc.	198,986	68,869
Taiwan Semiconductor Manufacturing Co., Ltd.	857,800	41,907
Microsoft Corp.	48,647	23,527
Accenture PLC, Class A	42,563	11,420
Seagate Technology Holdings PLC	21,770	5,995
KLA Corp.	3,790	4,605
Texas Instruments, Inc.	19,132	3,319
Tokyo Electron, Ltd.	14,700	3,228
TE Connectivity PLC	11,194	2,547
MediaTek, Inc.	52,000	2,356
TDK Corp.	145,400	2,057
SAP SE	8,376	2,049
Analog Devices, Inc.	5,814	1,577
Skyworks Solutions, Inc.	17,043	1,081
Samsung Electronics Co., Ltd.	7,752	646
Capgemini SE	2,465	408

		175,591

Health care 8.92%
AbbVie, Inc.	110,866	25,332
AstraZeneca PLC	95,762	17,638
Abbott Laboratories	132,522	16,604
Amgen, Inc.	48,793	15,970
Gilead Sciences, Inc.	110,674	13,584
Sanofi	116,243	11,278
Johnson & Johnson	38,511	7,970
UnitedHealth Group, Inc.	22,859	7,546
Medtronic PLC	77,419	7,437
Novo Nordisk AS, Class B	120,968	6,166
CVS Health Corp.	46,518	3,692
Takeda Pharmaceutical Co., Ltd.	108,825	3,381
Bristol-Myers Squibb Co.	51,448	2,775
Merck & Co., Inc.	20,750	2,184
Sandoz Group AG	19,286	1,406
EBOS Group, Ltd.	82,604	1,302
Roche Holding AG, nonvoting non-registered shares	2,615	1,081
GSK PLC	43,796	1,076
Royalty Pharma PLC, Class A	24,004	927
EssilorLuxottica SA	2,582	816

		148,165

Industrials 8.89%
RTX Corp.	170,579	31,284
Volvo AB, Class B	337,790	10,827
Siemens AG	32,234	9,052
Marubeni Corp.	248,100	6,904
BAE Systems PLC	262,306	6,030
Deutsche Post AG	105,963	5,804
RELX PLC	135,157	5,467
Mitsubishi Corp.	214,081	4,906
Union Pacific Corp.	20,631	4,772
Singapore Technologies Engineering, Ltd.	657,600	4,290

American Funds Insurance Series	70

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)

Industrials (continued)
ITOCHU Corp.	307,500	$3,881
Bouygues SA	71,499	3,706
Northrop Grumman Corp.	6,044	3,446
Honeywell International, Inc.	17,528	3,420
Paychex, Inc.	29,637	3,325
Automatic Data Processing, Inc.	12,517	3,220
Airbus SE, non-registered shares	12,478	2,894
FedEx Corp.	9,893	2,858
Watsco, Inc.	8,477	2,856
Schneider Electric SE	9,854	2,701
Broadridge Financial Solutions, Inc.	11,281	2,518
Localiza Rent a Car SA, ordinary nominative shares	281,769	2,222
Localiza Rent a Car SA (d)	10,837	82
Hikari Tsushin, Inc.	7,100	1,984
Bureau Veritas SA	60,554	1,928
Trinity Industries, Inc.	71,017	1,878
Canadian National Railway Co. (CAD denominated)	17,596	1,740
Wolters Kluwer NV	14,975	1,555
Epiroc AB, Class A	60,943	1,379
Epiroc AB, Class B	4,933	100
SPIE SA	24,869	1,432
PACCAR, Inc.	12,078	1,323
Ryanair Holdings PLC (ADR)	18,149	1,310
UL Solutions, Inc., Class A	16,361	1,290
Carrier Global Corp.	23,347	1,234
Transurban Group	121,112	1,145
Sulzer AG	3,498	649
Brambles, Ltd.	40,982	628
Caterpillar, Inc.	1,059	607
Computershare Ltd.	22,570	513
Robert Half, Inc.	16,144	438

		147,598

Consumer staples 8.01%
Philip Morris International, Inc.	243,788	39,104
British American Tobacco PLC	522,457	29,612
British American Tobacco PLC (ADR)	42,214	2,390
Mondelez International, Inc., Class A	238,135	12,819
Imperial Brands PLC	193,418	8,132
Nestle SA	56,409	5,607
Sysco Corp.	57,332	4,225
Danone SA	46,784	4,221
Coca-Cola Co.	50,926	3,560
Altria Group, Inc.	60,789	3,505
Procter & Gamble Co.	18,551	2,658
Carlsberg A/S, Class B	18,209	2,387
Kimberly-Clark Corp.	20,235	2,041
WH Group, Ltd.	1,742,500	1,940
General Mills, Inc.	39,690	1,846
Unilever PLC	23,728	1,551
Marks and Spencer Group PLC	341,848	1,521
PepsiCo, Inc.	8,237	1,182
Dollar General Corp.	8,654	1,149
Anheuser-Busch InBev SA/NV	12,119	777
ITC, Ltd.	169,385	760
Pernod Ricard SA	8,821	755
Molson Coors Beverage Co., Class B, restricted voting shares	15,116	706
Constellation Brands, Inc., Class A	4,173	576

		133,024

71	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)

Utilities 5.67%
Dominion Energy, Inc.	193,401	$11,331
National Grid PLC	593,470	9,146
SSE PLC	303,935	8,912
Engie SA	334,941	8,807
Iberdrola SA, non-registered shares	368,808	7,983
E.ON SE	279,307	5,295
Pinnacle West Capital Corp.	58,731	5,209
DTE Energy Co.	38,794	5,004
CenterPoint Energy, Inc.	126,239	4,840
Sempra	49,773	4,395
Duke Energy Corp.	33,977	3,982
RWE AG	59,273	3,154
Atmos Energy Corp.	16,350	2,741
Exelon Corp.	62,697	2,733
AES Corp.	138,163	1,981
Power Grid Corp. of India, Ltd.	637,504	1,875
Entergy Corp.	17,392	1,608
NextEra Energy, Inc.	19,324	1,551
Southern Co. (The)	17,393	1,517
SembCorp Industries, Ltd.	268,900	1,255
Power Assets Holdings, Ltd.	127,000	900

		94,219

Consumer discretionary 5.15%
Industria de Diseno Textil SA	200,194	13,187
McDonald’s Corp.	28,168	8,609
Starbucks Corp.	98,994	8,336
LVMH Moet Hennessy-Louis Vuitton SE	9,855	7,430
Home Depot, Inc.	19,641	6,758
YUM! Brands, Inc.	38,261	5,788
Midea Group Co., Ltd., Class A	497,866	5,566
Compagnie Generale des Etablissements Michelin	154,783	5,133
Royal Caribbean Cruises, Ltd.	18,121	5,054
Evolution AB	62,107	4,227
Amadeus IT Group SA, Class A, non-registered shares	44,461	3,261
Compagnie Financiere Richemont SA, Class A	11,721	2,530
Tractor Supply Co.	38,329	1,917
Restaurant Brands International, Inc.	27,181	1,855
NEXT PLC	9,190	1,691
Galaxy Entertainment Group, Ltd.	288,000	1,413
Vail Resorts, Inc.	8,836	1,173
Darden Restaurants, Inc.	3,355	617
Jumbo SA	15,226	500
Aristocrat Leisure, Ltd.	11,598	450

		85,495

Energy 4.71%
Exxon Mobil Corp.	138,000	16,607
Canadian Natural Resources, Ltd. (CAD denominated)	426,351	14,441
Canadian Natural Resources, Ltd.	19,944	675
Shell PLC (GBP denominated)	231,846	8,517
Shell PLC (ADR)	9,821	721
TC Energy Corp. (CAD denominated) (a)	133,821	7,369
TotalEnergies SE (EUR denominated)	92,774	6,047
ConocoPhillips	50,076	4,688
South Bow Corp. (a)	155,157	4,267
EQT Corp.	64,885	3,478
EOG Resources, Inc.	28,657	3,009
Chevron Corp.	18,330	2,794

American Funds Insurance Series	72

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)

Energy (continued)
ONEOK, Inc.	35,701	$2,624
DT Midstream, Inc.	10,692	1,280
Cenovus Energy, Inc.	62,889	1,064
Adnoc Gas PLC	656,312	634

		78,215

Materials 3.55%
Air Products and Chemicals, Inc.	30,617	7,563
Smurfit Westrock PLC	158,869	6,143
Nitto Denko Corp.	245,538	5,834
Rio Tinto PLC	66,849	5,334
International Paper Co.	134,100	5,282
Barrick Mining Corp.	106,459	4,636
Anglo American PLC	103,247	4,255
Vale SA, ordinary nominative shares	217,725	2,847
Vale SA (ADR), ordinary nominative shares	96,273	1,254
Shin-Etsu Chemical Co., Ltd.	121,262	3,771
Linde PLC	8,159	3,479
Amcor PLC	301,316	2,513
BASF SE	44,227	2,311
Antofagasta PLC	51,846	2,276
Eastman Chemical Co.	8,693	555
Air Liquide SA	2,512	473
Givaudan SA	110	437

		58,963

Communication services 3.52%
Singapore Telecommunications, Ltd.	3,937,700	13,951
T-Mobile US, Inc.	38,544	7,826
Publicis Groupe SA	68,287	7,084
AT&T, Inc.	248,999	6,185
Koninklijke KPN NV	1,163,701	5,444
Comcast Corp., Class A	134,482	4,020
Verizon Communications, Inc.	67,668	2,756
NetEase, Inc.	97,400	2,680
Omnicom Group, Inc.	26,622	2,150
Nintendo Co., Ltd.	23,700	1,601
HKT Trust and HKT, Ltd., units	1,023,240	1,512
Deutsche Telekom AG	44,105	1,431
America Movil, SAB de CV, Class B (ADR)	38,200	790
Telkom Indonesia (Persero) Tbk PT, Class B	2,512,000	523
Swisscom AG (d)	566	411

		58,364

Real estate 2.76%
Welltower, Inc. REIT	58,648	10,886
Prologis, Inc. REIT	38,994	4,978
American Tower Corp. REIT	26,189	4,598
VICI Properties, Inc. REIT	160,317	4,508
Rexford Industrial Realty, Inc. REIT	98,470	3,813
Extra Space Storage, Inc. REIT	19,058	2,482
Public Storage REIT	8,874	2,303
Mindspace Business Parks REIT	413,863	2,187
UDR, Inc. REIT	48,752	1,788
CK Asset Holdings, Ltd.	328,500	1,655
Equinix, Inc. REIT	1,780	1,364
Link REIT	302,148	1,346
CTP NV	56,484	1,183

73	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)

Real estate (continued)
Sun Communities, Inc. REIT	5,902	$731
Embassy Office Parks REIT	140,661	681
SBA Communications Corp. REIT, Class A	2,744	531
Longfor Group Holdings, Ltd.	357,634	392
Lineage, Inc. REIT	7,600	266
Kimco Realty Corp. REIT	5,095	103

		45,795

Total common stocks (cost: $866,080,000)		1,292,466

Convertible stocks 0.29%

Information technology 0.16%
Microchip Technology, Inc., Series A, cumulative convertible preferred depositary shares, 7.50% 3/15/2028	44,749	2,608

Utilities 0.09%
NextEra Energy, Inc., convertible preferred shares, 7.234% 11/1/2027	31,400	1,531

Financials 0.04%
KKR & Co., Inc., Class D, convertible preferred shares, 6.25% 3/1/2028	13,000	674

Total convertible stocks (cost: $4,335,000)		4,813

Bonds, notes & other debt instruments 14.62%	Principal amount (000)

U.S. Treasury bonds & notes 5.92%

U.S. Treasury 5.92%
U.S. Treasury 4.00% 2/15/2026	USD2,369	2,370
U.S. Treasury 0.75% 3/31/2026	1	1
U.S. Treasury 0.75% 5/31/2026	3,850	3,806
U.S. Treasury 1.875% 6/30/2026	3,855	3,825
U.S. Treasury 1.125% 10/31/2026	995	975
U.S. Treasury 2.00% 11/15/2026	2,800	2,763
U.S. Treasury 4.625% 11/15/2026	1,200	1,211
U.S. Treasury 4.00% 1/15/2027	6,541	6,573
U.S. Treasury 0.50% 4/30/2027	2,375	2,284
U.S. Treasury 2.625% 5/31/2027	80	79
U.S. Treasury 3.50% 9/30/2027	1,811	1,812
U.S. Treasury 3.375% 11/30/2027	9	9
U.S. Treasury 3.375% 12/31/2027	17,721	17,687
U.S. Treasury 4.00% 2/29/2028	745	753
U.S. Treasury 1.25% 3/31/2028	1,350	1,285
U.S. Treasury 3.625% 3/31/2028	3	4
U.S. Treasury 3.50% 12/15/2028 (e)	10,891	10,878
U.S. Treasury 4.00% 7/31/2029	25	25
U.S. Treasury 6.25% 5/15/2030	345	381
U.S. Treasury 3.625% 9/30/2030	809	806
U.S. Treasury 3.625% 12/31/2030	12,352	12,295
U.S. Treasury 3.75% 8/31/2031	297	296
U.S. Treasury 4.125% 11/15/2032	9	9
U.S. Treasury 3.875% 12/31/2032	6,955	6,927
U.S. Treasury 4.375% 5/15/2034	18	18
U.S. Treasury 4.00% 11/15/2035	6,687	6,596
U.S. Treasury 4.50% 8/15/2039	1,045	1,048
U.S. Treasury 4.75% 2/15/2041	1,730	1,764
U.S. Treasury 2.00% 11/15/2041	300	210
U.S. Treasury 4.625% 11/15/2045	679	664

American Funds Insurance Series	74

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury (continued)
U.S. Treasury 2.375% 5/15/2051	USD196		$124
U.S. Treasury 4.00% 11/15/2052	152		132
U.S. Treasury 4.75% 8/15/2055	8,884		8,753
U.S. Treasury 4.625% 11/15/2055	2,038		1,968

Total U.S. Treasury bonds & notes			98,331

Mortgage-backed obligations 5.04%

Federal agency mortgage-backed obligations 4.20%
Fannie Mae Pool #695412 5.00% 6/1/2033 (f)	–	(c)	–	(c)
Fannie Mae Pool #FM2499 2.50% 2/1/2035 (f)	729		697
Fannie Mae Pool #AD3566 5.00% 10/1/2035 (f)	1		1
Fannie Mae Pool #CB3701 2.50% 5/1/2037 (f)	254		240
Fannie Mae Pool #931768 5.00% 8/1/2039 (f)	1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039 (f)	4		4
Fannie Mae Pool #932606 5.00% 2/1/2040 (f)	1		2
Fannie Mae Pool #AE0311 3.50% 8/1/2040 (f)	6		6
Fannie Mae Pool #AE1248 5.00% 6/1/2041 (f)	7		7
Fannie Mae Pool #AJ1873 4.00% 10/1/2041 (f)	5		5
Fannie Mae Pool #AE1274 5.00% 10/1/2041 (f)	4		4
Fannie Mae Pool #AE1277 5.00% 11/1/2041 (f)	3		3
Fannie Mae Pool #AE1283 5.00% 12/1/2041 (f)	1		1
Fannie Mae Pool #AE1290 5.00% 2/1/2042 (f)	4		4
Fannie Mae Pool #AT0300 3.50% 3/1/2043 (f)	1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043 (f)	1		1
Fannie Mae Pool #AY1829 3.50% 12/1/2044 (f)	2		2
Fannie Mae Pool #BH3122 4.00% 6/1/2047 (f)	1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047 (f)	25		24
Fannie Mae Pool #BK5232 4.00% 5/1/2048 (f)	14		14
Fannie Mae Pool #BK6840 4.00% 6/1/2048 (f)	20		19
Fannie Mae Pool #BK9743 4.00% 8/1/2048 (f)	6		6
Fannie Mae Pool #BK9761 4.50% 8/1/2048 (f)	3		3
Fannie Mae Pool #FM3280 3.50% 5/1/2049 (f)	28		27
Fannie Mae Pool #FS5372 3.50% 7/1/2049 (f)	154		145
Fannie Mae Pool #FS5313 3.50% 1/1/2050 (f)	1,759		1,653
Fannie Mae Pool #CA5540 3.00% 4/1/2050 (f)	2,453		2,212
Fannie Mae Pool #CA6309 3.00% 7/1/2050 (f)	281		256
Fannie Mae Pool #CA6349 3.00% 7/1/2050 (f)	111		98
Fannie Mae Pool #CA6740 3.00% 8/1/2050 (f)	74		66
Fannie Mae Pool #CA7048 3.00% 9/1/2050 (f)	40		36
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (f)	11		10
Fannie Mae Pool #CA7381 3.00% 10/1/2050 (f)	117		104
Fannie Mae Pool #FM5166 3.00% 12/1/2050 (f)	78		70
Fannie Mae Pool #BR4104 2.00% 1/1/2051 (f)	40		33
Fannie Mae Pool #FM5509 3.00% 1/1/2051 (f)	119		107
Fannie Mae Pool #FM6332 2.00% 2/1/2051 (f)	179		145
Fannie Mae Pool #MA4255 2.00% 2/1/2051 (f)	50		41
Fannie Mae Pool #FS1086 2.00% 4/1/2051 (f)	21		17
Fannie Mae Pool #CB0191 3.00% 4/1/2051 (f)	151		135
Fannie Mae Pool #CB0193 3.00% 4/1/2051 (f)	18		16
Fannie Mae Pool #BT1267 3.00% 6/1/2051 (f)	151		134
Fannie Mae Pool #FM7909 3.00% 6/1/2051 (f)	14		12
Fannie Mae Pool #FM8477 3.00% 8/1/2051 (f)	104		94
Fannie Mae Pool #CB2527 2.00% 12/1/2051 (f)	167		136
Fannie Mae Pool #CB2787 3.50% 12/1/2051 (f)	18		17
Fannie Mae Pool #BU1450 2.00% 1/1/2052 (f)	4		3
Fannie Mae Pool #BV0790 3.50% 1/1/2052 (f)	70		65
Fannie Mae Pool #FS1885 2.50% 2/1/2052 (f)	148		126
Fannie Mae Pool #FS0647 3.00% 2/1/2052 (f)	768		695
Fannie Mae Pool #BU8803 3.00% 2/1/2052 (f)	99		88

75	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FS0752 3.00% 3/1/2052 (f)	USD443	$393
Fannie Mae Pool #CB3179 3.50% 3/1/2052 (f)	254	237
Fannie Mae Pool #CB3353 2.50% 4/1/2052 (f)	214	182
Fannie Mae Pool #FS8677 2.50% 4/1/2052 (f)	129	110
Fannie Mae Pool #CB3379 4.00% 4/1/2052 (f)	4	4
Fannie Mae Pool #MA4626 4.00% 6/1/2052 (f)	100	96
Fannie Mae Pool #CB4021 4.00% 6/1/2052 (f)	8	8
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (f)	172	146
Fannie Mae Pool #FS7879 2.50% 7/1/2052 (f)	143	121
Fannie Mae Pool #CB4360 3.00% 8/1/2052 (f)	615	545
Fannie Mae Pool #BV8976 5.00% 8/1/2052 (f)	49	50
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (f)	145	118
Fannie Mae Pool #BW1289 5.50% 10/1/2052 (f)	103	105
Fannie Mae Pool #BW1243 5.50% 10/1/2052 (f)	94	96
Fannie Mae Pool #MA4842 5.50% 12/1/2052 (f)	138	141
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (f)	86	87
Fannie Mae Pool #MA5036 3.00% 4/1/2053 (f)	174	154
Fannie Mae Pool #CB6012 4.00% 4/1/2053 (f)	762	726
Fannie Mae Pool #BX9827 5.00% 5/1/2053 (f)	223	224
Fannie Mae Pool #FS4563 5.00% 5/1/2053 (f)	57	57
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (f)	233	237
Fannie Mae Pool #MA5011 6.00% 5/1/2053 (f)	1,222	1,261
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (f)	287	293
Fannie Mae Pool #CB6485 6.00% 6/1/2053 (f)	335	345
Fannie Mae Pool #CB6486 6.00% 6/1/2053 (f)	211	218
Fannie Mae Pool #CB6465 6.00% 6/1/2053 (f)	155	160
Fannie Mae Pool #MA5089 4.00% 7/1/2053 (f)	258	245
Fannie Mae Pool #MA5070 4.50% 7/1/2053 (f)	95	93
Fannie Mae Pool #MA5071 5.00% 7/1/2053 (f)	117	117
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (f)	755	768
Fannie Mae Pool #MA5139 6.00% 9/1/2053 (f)	355	366
Fannie Mae Pool #MA5177 4.00% 10/1/2053 (f)	876	833
Fannie Mae Pool #MA5166 6.00% 10/1/2053 (f)	39	40
Fannie Mae Pool #MA5191 6.00% 11/1/2053 (f)	586	604
Fannie Mae Pool #CB7426 6.50% 11/1/2053 (f)	57	60
Fannie Mae Pool #CB7626 6.50% 12/1/2053 (f)	22	23
Fannie Mae Pool #CB8089 7.00% 12/1/2053 (f)	396	417
Fannie Mae Pool #FS6767 6.50% 1/1/2054 (f)	23	25
Fannie Mae Pool #CB8151 5.50% 3/1/2054 (f)	790	804
Fannie Mae Pool #CB8168 6.00% 3/1/2054 (f)	106	109
Fannie Mae Pool #MA5295 6.00% 3/1/2054 (f)	54	56
Fannie Mae Pool #CB8328 5.50% 4/1/2054 (f)	884	904
Fannie Mae Pool #MA5354 6.00% 5/1/2054 (f)	99	101
Fannie Mae Pool #MA5388 5.50% 6/1/2054 (f)	65	66
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (f)	362	376
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (f)	105	108
Fannie Mae Pool #FS8223 6.00% 6/1/2054 (f)	25	26
Fannie Mae Pool #FS8219 6.00% 6/1/2054 (f)	17	18
Fannie Mae Pool #FP0128 6.50% 6/1/2054 (f)	40	41
Fannie Mae Pool #BU4699 5.50% 7/1/2054 (f)	143	146
Fannie Mae Pool #MA5421 6.00% 7/1/2054 (f)	701	720
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (f)	164	169
Fannie Mae Pool #CB8858 6.00% 7/1/2054 (f)	153	158
Fannie Mae Pool #DB6905 6.00% 7/1/2054 (f)	94	96
Fannie Mae Pool #FS8318 6.00% 7/1/2054 (f)	89	93
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (f)	67	68
Fannie Mae Pool #DB7039 6.00% 7/1/2054 (f)	18	19
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (f)	2,561	2,660
Fannie Mae Pool #MA5445 6.00% 8/1/2054 (f)	299	308
Fannie Mae Pool #DC0296 6.00% 8/1/2054 (f)	9	9

American Funds Insurance Series	76

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #DB7690 6.00% 8/1/2054 (f)	USD9	$9
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (f)	9	9
Fannie Mae Pool #DB7687 6.00% 8/1/2054 (f)	8	8
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (f)	6	6
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (f)	32	33
Fannie Mae Pool #CB9071 6.50% 8/1/2054 (f)	16	17
Fannie Mae Pool #MA5470 5.50% 9/1/2054 (f)	217	220
Fannie Mae Pool #FS9001 5.50% 9/1/2054 (f)	32	33
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (f)	3	3
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (f)	2	2
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (f)	94	97
Fannie Mae Pool #BU5165 5.50% 11/1/2054 (f)	226	230
Fannie Mae Pool #DC9197 4.50% 12/1/2054 (f)	553	543
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (f)	192	191
Fannie Mae Pool #MB0294 4.00% 1/1/2055 (f)	302	286
Fannie Mae Pool #MA5583 4.00% 1/1/2055 (f)	65	62
Fannie Mae Pool #MA5587 6.00% 1/1/2055 (f)	38	39
Fannie Mae Pool #MA5612 4.50% 2/1/2055 (f)	422	412
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (f)	524	538
Fannie Mae Pool #MA5644 4.50% 3/1/2055 (f)	309	302
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (f)	31	32
Fannie Mae Pool #190445 6.50% 3/1/2055 (f)	421	437
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (f)	236	246
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (f)	2,011	2,115
Fannie Mae Pool #MA5670 4.00% 4/1/2055 (f)	247	234
Fannie Mae Pool #MA5671 4.50% 4/1/2055 (f)	327	319
Fannie Mae Pool #MA5674 6.00% 4/1/2055 (f)	67	68
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (f)	2	2
Fannie Mae Pool #DD4459 6.00% 4/1/2055 (f)	2	2
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (f)	19	19
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (f)	178	183
Fannie Mae Pool #MA5734 5.00% 6/1/2055 (f)	13	13
Fannie Mae Pool #DD9889 6.00% 7/1/2055 (f)	911	936
Fannie Mae Pool #MA5761 6.00% 7/1/2055 (f)	2	2
Fannie Mae Pool #MA5762 6.50% 7/1/2055 (f)	855	888
Fannie Mae Pool #FA2842 6.50% 7/1/2055 (f)	169	175
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (f)	150	152
Fannie Mae Pool #CC0879 6.00% 8/1/2055 (f)	2	2
Fannie Mae Pool #DE6152 6.50% 8/1/2055 (f)	104	108
Fannie Mae Pool #FA2203 7.00% 8/1/2055 (f)	768	808
Fannie Mae Pool #MA5822 5.50% 9/1/2055 (f)	246	250
Fannie Mae Pool #BF0142 5.50% 8/1/2056 (f)	311	322
Fannie Mae Pool #BF0342 5.50% 1/1/2059 (f)	213	218
Fannie Mae Pool #BM6737 4.50% 11/1/2059 (f)	505	496
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (f)	356	310
Freddie Mac Pool #SB0649 2.50% 4/1/2037 (f)	379	359
Freddie Mac Pool #SB1388 2.50% 1/1/2038 (f)	105	100
Freddie Mac Pool #SC0149 2.00% 3/1/2041 (f)	59	51
Freddie Mac Pool #RB0544 2.00% 6/1/2041 (f)	102	89
Freddie Mac Pool #Q15874 4.00% 2/1/2043 (f)	1	1
Freddie Mac Pool #G67711 4.00% 3/1/2048 (f)	171	166
Freddie Mac Pool #Q55971 4.00% 5/1/2048 (f)	12	12
Freddie Mac Pool #Q56175 4.00% 5/1/2048 (f)	10	10
Freddie Mac Pool #Q55970 4.00% 5/1/2048 (f)	6	6
Freddie Mac Pool #Q56599 4.00% 6/1/2048 (f)	21	20
Freddie Mac Pool #Q57242 4.50% 7/1/2048 (f)	10	10
Freddie Mac Pool #Q58411 4.50% 9/1/2048 (f)	39	39
Freddie Mac Pool #Q58436 4.50% 9/1/2048 (f)	18	18
Freddie Mac Pool #Q58378 4.50% 9/1/2048 (f)	12	12
Freddie Mac Pool #ZT1704 4.50% 1/1/2049 (f)	894	890

77	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (f)	USD11	$10
Freddie Mac Pool #RA3506 3.00% 9/1/2050 (f)	129	115
Freddie Mac Pool #QB6480 2.00% 12/1/2050 (f)	67	55
Freddie Mac Pool #RA5901 3.00% 9/1/2051 (f)	60	54
Freddie Mac Pool #RA6347 3.00% 11/1/2051 (f)	120	107
Freddie Mac Pool #SD2629 2.50% 1/1/2052 (f)	46	39
Freddie Mac Pool #SD0854 2.50% 1/1/2052 (f)	11	10
Freddie Mac Pool #QD3812 3.00% 1/1/2052 (f)	101	90
Freddie Mac Pool #RA6973 2.00% 3/1/2052 (f)	235	191
Freddie Mac Pool #SD1156 3.00% 4/1/2052 (f)	107	95
Freddie Mac Pool #QE1079 3.50% 4/1/2052 (f)	7	6
Freddie Mac Pool #QE2352 2.50% 5/1/2052 (f)	440	374
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (f)	733	651
Freddie Mac Pool #SD8214 3.50% 5/1/2052 (f)	217	201
Freddie Mac Pool #SD8220 3.00% 6/1/2052 (f)	439	389
Freddie Mac Pool #QE4383 4.00% 6/1/2052 (f)	284	271
Freddie Mac Pool #RA7556 4.50% 6/1/2052 (f)	710	696
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (f)	765	648
Freddie Mac Pool #SD5368 2.50% 7/1/2052 (f)	354	300
Freddie Mac Pool #SD8225 3.00% 7/1/2052 (f)	141	125
Freddie Mac Pool #SD1406 2.00% 8/1/2052 (f)	42	34
Freddie Mac Pool #SD8242 3.00% 9/1/2052 (f)	107	95
Freddie Mac Pool #SD1584 4.50% 9/1/2052 (f)	159	157
Freddie Mac Pool #QE9222 5.00% 9/1/2052 (f)	536	537
Freddie Mac Pool #QF0924 5.50% 9/1/2052 (f)	266	271
Freddie Mac Pool #QF2223 4.00% 10/1/2052 (f)	26	24
Freddie Mac Pool #SD5845 3.50% 11/1/2052 (f)	2,337	2,167
Freddie Mac Pool #SD2948 5.50% 11/1/2052 (f)	98	100
Freddie Mac Pool #SD2602 3.00% 12/1/2052 (f)	22	19
Freddie Mac Pool #SD4116 4.50% 12/1/2052 (f)	415	406
Freddie Mac Pool #SD8286 4.00% 1/1/2053 (f)	727	694
Freddie Mac Pool #SD2716 5.00% 4/1/2053 (f)	88	88
Freddie Mac Pool #SD8316 5.50% 4/1/2053 (f)	480	488
Freddie Mac Pool #SD8324 5.50% 5/1/2053 (f)	362	369
Freddie Mac Pool #SD8329 5.00% 6/1/2053 (f)	30	30
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (f)	906	921
Freddie Mac Pool #SD3175 6.00% 6/1/2053 (f)	71	74
Freddie Mac Pool #RA9294 6.50% 6/1/2053 (f)	14	14
Freddie Mac Pool #RA9288 6.50% 6/1/2053 (f)	11	12
Freddie Mac Pool #RA9289 6.50% 6/1/2053 (f)	11	12
Freddie Mac Pool #RA9292 6.50% 6/1/2053 (f)	11	12
Freddie Mac Pool #RA9287 6.50% 6/1/2053 (f)	8	8
Freddie Mac Pool #RA9290 6.50% 6/1/2053 (f)	6	6
Freddie Mac Pool #RA9291 6.50% 6/1/2053 (f)	4	4
Freddie Mac Pool #RA9295 6.50% 6/1/2053 (f)	3	3
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (f)	30	30
Freddie Mac Pool #SD3432 6.00% 7/1/2053 (f)	17	18
Freddie Mac Pool #SD8362 5.50% 9/1/2053 (f)	16	16
Freddie Mac Pool #SD8367 5.50% 10/1/2053 (f)	198	201
Freddie Mac Pool #SD4977 5.00% 11/1/2053 (f)	587	588
Freddie Mac Pool #SD8372 5.50% 11/1/2053 (f)	42	43
Freddie Mac Pool #RJ0326 6.50% 11/1/2053 (f)	9	9
Freddie Mac Pool #SD8392 4.00% 12/1/2053 (f)	51	49
Freddie Mac Pool #SD4693 6.50% 1/1/2054 (f)	6	7
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (f)	15	15
Freddie Mac Pool #SD8402 6.00% 2/1/2054 (f)	1,009	1,038
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (f)	802	814
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (f)	17	17
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (f)	8	8
Freddie Mac Pool #SD5303 6.00% 4/1/2054 (f)	419	434

American Funds Insurance Series	78

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QI3333 6.00% 4/1/2054 (f)	USD8	$8
Freddie Mac Pool #RJ1512 5.50% 5/1/2054 (f)	261	267
Freddie Mac Pool #SD8432 6.00% 5/1/2054 (f)	45	46
Freddie Mac Pool #SD5692 6.00% 5/1/2054 (f)	16	17
Freddie Mac Pool #QI7522 5.50% 6/1/2054 (f)	89	90
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (f)	22	23
Freddie Mac Pool #SD8439 6.00% 6/1/2054 (f)	1	1
Freddie Mac Pool #QI8872 5.50% 7/1/2054 (f)	72	73
Freddie Mac Pool #SD8446 5.50% 7/1/2054 (f)	58	59
Freddie Mac Pool #RJ1964 6.00% 7/1/2054 (f)	272	284
Freddie Mac Pool #RJ1975 6.00% 7/1/2054 (f)	235	243
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (f)	79	81
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (f)	68	70
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (f)	16	16
Freddie Mac Pool #SD5896 6.00% 7/1/2054 (f)	14	14
Freddie Mac Pool #SD8448 6.50% 7/1/2054 (f)	134	139
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (f)	146	150
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (f)	16	16
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (f)	9	9
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (f)	5	5
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (f)	2	2
Freddie Mac Pool #SD8455 6.50% 8/1/2054 (f)	111	116
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (f)	35	37
Freddie Mac Pool #QJ3725 6.00% 9/1/2054 (f)	23	24
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (f)	18	19
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (f)	17	17
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (f)	17	17
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (f)	8	8
Freddie Mac Pool #SD8464 6.50% 9/1/2054 (f)	44	45
Freddie Mac Pool #SD8470 6.00% 10/1/2054 (f)	104	106
Freddie Mac Pool #RJ2851 4.50% 11/1/2054 (f)	80	78
Freddie Mac Pool #RJ2860 5.00% 11/1/2054 (f)	51	51
Freddie Mac Pool #RJ2917 5.50% 11/1/2054 (f)	60	61
Freddie Mac Pool #RJ2922 6.00% 11/1/2054 (f)	15	16
Freddie Mac Pool #QX1414 5.50% 12/1/2054 (f)	320	325
Freddie Mac Pool #SD8495 6.00% 12/1/2054 (f)	46	48
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (f)	21	22
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (f)	452	476
Freddie Mac Pool #RJ3264 4.50% 2/1/2055 (f)	36	35
Freddie Mac Pool #SL0797 6.00% 2/1/2055 (f)	160	165
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (f)	85	87
Freddie Mac Pool #SD8515 5.50% 3/1/2055 (f)	7	7
Freddie Mac Pool #SD8516 6.00% 3/1/2055 (f)	97	100
Freddie Mac Pool #SD8517 6.50% 3/1/2055 (f)	132	137
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (f)	12	12
Freddie Mac Pool #SL1416 6.00% 4/1/2055 (f)	387	398
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (f)	293	301
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (f)	19	19
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (f)	36	37
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (f)	15	15
Freddie Mac Pool #RQ0015 6.50% 6/1/2055 (f)	552	574
Freddie Mac Pool #QY4677 6.50% 6/1/2055 (f)	261	271
Freddie Mac Pool #RQ0026 5.00% 7/1/2055 (f)	492	491
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (f)	228	231
Freddie Mac Pool #RQ0028 6.00% 7/1/2055 (f)	324	333
Freddie Mac Pool #SL2625 6.50% 7/1/2055 (f)	132	138
Freddie Mac Pool #RQ0041 6.00% 8/1/2055 (f)	4	4
Freddie Mac Pool #RJ5151 6.50% 8/1/2055 (f)	450	467
Freddie Mac Pool #RQ0049 5.50% 9/1/2055 (f)	1	1
Freddie Mac Pool #RQ0050 6.00% 9/1/2055 (f)	37	38

79	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033 (f)(g)	USD160		$161
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056 (f)	85		81
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056 (f)	177		169
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056 (f)(g)	170		162
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057 (f)(g)	78		72
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057 (f)	65		60
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057 (f)(g)	13		12
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058 (f)	808		726
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058 (f)	268		262
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/26/2058 (f)	426		415
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058 (f)	11		11
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058 (f)	8		7
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028 (f)	644		634
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029 (f)	927		893
Government National Mortgage Assn. 4.50% 1/1/2056 (f)(h)	48		47
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049 (f)	151		150
Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052 (f)	2,647		2,523
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (f)	56		53
Government National Mortgage Assn. Pool #MA8723 4.00% 3/20/2053 (f)	199		190
Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053 (f)	358		359
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053 (f)	963		965
Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054 (f)	24		23
Government National Mortgage Assn. Pool #MB0205 5.50% 2/20/2055 (f)	432		437
Government National Mortgage Assn. Pool #MB0259 5.50% 3/20/2055 (f)	95		96
Government National Mortgage Assn. Pool #694836 5.683% 9/20/2059 (f)	–	(c)	–	(c)
Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064 (f)	–	(c)	–	(c)
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (f)(h)	212		171
Uniform Mortgage-Backed Security 3.00% 1/1/2056 (f)(h)	261		231
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (f)(h)	1		1
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (f)(h)	248		242
Uniform Mortgage-Backed Security 5.00% 1/1/2056 (f)(h)	78		78
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (f)(h)	403		419
Uniform Mortgage-Backed Security 7.00% 1/1/2056 (f)(h)	1,166		1,227
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (f)(h)	173		160

			69,743

Commercial mortgage-backed securities 0.45%
Atrium Hotel Portfolio Trust, Series 2024-ATRM, Class A, 5.59% 11/10/2029 (f)(g)(i)	296		302
Benchmark Mortgage Trust, Series 2024-V5, Class AM, 6.417% 1/10/2057 (f)(g)	41		43
BMO Mortgage Trust, Series 2024-5C5, Class AS, 6.364% 2/15/2057 (f)(g)	122		128
BX Commercial Mortgage Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 5.865% 6/15/2027 (f)(g)(i)	332		333
BX Trust, Series 2024-KING, Class A, (1-month USD CME Term SOFR + 1.541%) 5.291% 5/15/2034 (f)(g)(i)	106		106
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.241% 4/15/2037 (f)(g)(i)	79		79
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 5.365% 11/15/2038 (f)(g)(i)	78		78
BX Trust, Series 2024-BIO2, Class A, 5.413% 8/13/2041 (f)(g)(i)	590		599
BX Trust, Series 2024-AIRC, Class A, (1-month USD CME Term SOFR + 1.691%) 5.442% 8/15/2041 (f)(g)(i)	169		170
BX Trust, Series 2025-VOLT, Class A, (1-month USD CME Term SOFR + 1.70%) 5.70% 12/15/2044 (f)(g)(i)	732		734
CALI Mortgage Trust, Series 24-SUN, Class A, (1-month USD CME Term SOFR + 1.89%) 5.641% 7/15/2041 (f)(g)(i)	100		100
CART, Series 2024-DFW1, Class A, (1-month USD CME Term SOFR + 1.642%) 5.392% 8/15/2041 (f)(g)(i)	120		120
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (f)(g)(i)	237		244
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043 (f)(g)(i)	574		589
ELM Trust 2024, Series 2024-ELM, Class B10, 6.195% 6/10/2039 (f)(g)(i)	213		214
ELM Trust 2024, Series 2024-ELM, Class B15, 6.195% 6/10/2039 (f)(g)(i)	191		192
ELM Trust 2024, Series 2024-ELM, Class C15, 6.396% 6/10/2039 (f)(g)(i)	133		134
ELM Trust 2024, Series 2024-ELM, Class C10, 6.396% 6/10/2039 (f)(g)(i)	120		121
ELM Trust 2024, Series 2024-ELM, Class D10, 6.847% 6/10/2039 (f)(g)(i)	100		100

American Funds Insurance Series	80

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Commercial mortgage-backed securities (continued)
ELM Trust 2024, Series 2024-ELM, Class D15, 6.897% 6/10/2039 (f)(g)(i)	USD100	$100
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056 (f)(g)	73	75
GS Mortgage Securities Trust, Series 2024-70P, Class A, 5.487% 3/10/2041 (f)(g)(i)	592	599
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.462% 2/5/2045 (f)(g)(i)	329	342
HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039 (f)(g)(i)	100	101
HTL Commercial Mortgage Trust, Series 2024-T53, Class B, 6.555% 5/10/2039 (f)(g)(i)	243	247
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.467% 1/13/2040 (f)(g)(i)	541	561
Multifamily Connecticut Avenue Securities, Series 2024-01, Class M7, (30-day Average USD-SOFR + 2.75%) 6.624% 7/25/2054 (f)(g)(i)	108	110
NYC Commercial Mortgage Trust, Series 2025-28L, Class A, 4.668% 11/5/2038 (f)(g)(i)	312	313
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class D, (1-month USD CME Term SOFR + 2.591%) 6.391% 2/15/2042 (f)(g)(i)	597	593

		7,427

Collateralized mortgage-backed obligations (privately originated) 0.39%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048 (f)(g)(i)	72	66
Atlas SP, Series 2024-RPL1, Class A1, 3.85% 4/25/2064 (4.85% on 8/1/2028) (f)(i)(j)	489	479
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061 (f)(g)(i)	56	53
Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034 (f)(g)(i)	142	141
Cascade Funding Mortgage Trust, Series 2024-RM5, Class A, 4.00% 10/25/2054 (f)(g)(i)	358	352
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061 (f)(g)(i)	131	125
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060 (f)(g)(i)	6	5
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 6.274% 12/25/2042 (f)(g)(i)	25	25
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 5.774% 6/25/2043 (f)(g)(i)	187	188
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 5.574% 7/25/2043 (f)(g)(i)	58	58
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M1, (30-day Average USD-SOFR + 1.10%) 4.974% 5/25/2044 (f)(g)(i)	38	38
Connecticut Avenue Securities Trust, Series 2024-R06, Class 1M2, (30-day Average USD-SOFR + 1.60%) 5.474% 9/25/2044 (f)(g)(i)	87	87
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average
USD-SOFR + 2.15%) 6.024% 9/25/2042 (f)(g)(i)	7	7
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average
USD-SOFR + 3.70%) 7.574% 9/25/2042 (f)(g)(i)	64	67
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class M1, (30-day Average
USD-SOFR + 1.20%) 5.074% 5/25/2044 (f)(g)(i)	160	160
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class M2, (30-day Average
USD-SOFR + 1.45%) 5.324% 10/25/2044 (f)(g)(i)	90	90
GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028) (f)(i)(j)	81	81
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039 (f)(i)	48	48
HOMES Trust, Series 2024-NQM1, Class A1, 5.915% 7/25/2069 (6.915% on 7/1/2028) (f)(i)(j)	670	677
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 5.75% 4/25/2061 (f)(i)	54	54
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 6.25% 7/25/2067 (f)(i)	90	90
MFRA Trust, Series 2024-NQM2, Class A1, 5.272% 8/25/2069 (6.272% on 8/1/2028) (f)(i)(j)	392	393
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-NQM2, Class A1, 6.386% 5/25/2069 (7.386% on 5/1/2028) (f)(i)(j)	101	102
Onslow Bay Financial Mortgage Loan Trust, Series 2024-HYB1, Class A1, 3.637% 3/25/2053 (f)(g)(i)	138	138
Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028) (f)(i)(j)	141	143
Onslow Bay Financial, LLC, Series 2024-NQM8, Class A1, 6.233% 5/25/2064 (7.233% on 5/1/2028) (f)(i)(j)	317	321
Onslow Bay Financial, LLC, Series 2024-NQM11, Class A1, 5.875% 6/25/2064 (6.825% on 7/1/2028) (f)(i)(j)	814	823
Progress Residential Trust, Series 2024-SFR5, Class B, 3.25% 8/9/2029 (f)(i)	554	527
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039 (f)(i)	95	94
Starwood Mortgage Residential Trust, Series 2024-SFR4, Class A, (1-month USD CME Term SOFR + 1.75%) 5.50% 10/17/2041 (f)(g)(i)	140	140
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057 (f)(g)(i)	13	13
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058 (f)(g)(i)	11	11

81	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Collateralized mortgage-backed obligations (privately originated) (continued)
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058 (f)(g)(i)	USD6	$6
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060 (f)(i)	304	279
Treehouse Park Improvement Association No.1 9.75% 12/1/2033 (b)(i)	100	100
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038 (f)(i)	195	193
Tricon Residential Trust, Series 2024-SFR2, Class A, 4.75% 6/17/2040 (f)(i)	167	167
Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028) (f)(i)(j)	64	65
Verus Securitization Trust, Series 2024-8, Class A1, 5.364% 10/25/2069 (f)(g)(i)	87	88
		6,494

Total mortgage-backed obligations		83,664

Corporate bonds and notes 2.84%

Financials 0.49%
American Express Co. 4.90% 2/13/2026	28	28
American Express Co. 5.085% 1/30/2031 (USD-SOFR + 1.02% on 1/30/2030) (j)	50	52
American Express Co. 5.442% 1/30/2036 (USD-SOFR + 1.32% on 1/30/2035) (j)	28	29
American International Group, Inc. 4.85% 5/7/2030	685	703
American International Group, Inc. 5.125% 3/27/2033	17	18
Aon Corp. 5.35% 2/28/2033	21	22
Arthur J. Gallagher & Co. 4.85% 12/15/2029	125	128
Arthur J. Gallagher & Co. 5.00% 2/15/2032	50	51
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030) (j)	22	20
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031) (j)	238	213
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033) (j)	118	122
Bank of America Corp. 5.464% 5/9/2036 (USD-SOFR + 1.64% on 5/9/2035) (j)	75	78
CaixaBank SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029) (i)(j)	400	416
CaixaBank SA 6.037% 6/15/2035 (USD-SOFR + 2.26% on 9/15/2034) (i)(j)	200	213
Capital One Financial Corp. 6.377% 6/8/2034 (USD-SOFR + 2.86% on 6/8/2033) (j)	45	49
Capital One Financial Corp. 6.051% 2/1/2035 (USD-SOFR + 2.26% on 2/1/2034) (j)	95	101
Chubb INA Holdings, LLC 5.00% 3/15/2034	35	36
Citigroup, Inc. 5.174% 2/13/2030 (USD-SOFR + 1.364% on 2/13/2029) (j)	86	88
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032) (j)	35	32
Citigroup, Inc. 6.02% 1/24/2036 (USD-SOFR + 1.83% on 1/24/2035) (j)	44	46
Citigroup, Inc. 5.333% 3/27/2036 (USD-SOFR + 1.465% on 3/27/2035) (j)	55	56
Corebridge Financial, Inc. 3.85% 4/5/2029	180	177
Corebridge Financial, Inc. 3.90% 4/5/2032	32	30
Corebridge Financial, Inc. 4.35% 4/5/2042	7	6
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027) (i)(j)	200	200
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028) (j)	300	320
Deutsche Bank AG 4.999% 9/11/2030 (USD-SOFR + 1.70% on 9/11/2029) (j)	150	152
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028) (j)	5	5
Goldman Sachs Group, Inc. 4.937% 4/23/2028 (USD-SOFR + 1.319% on 4/23/2027) (j)	45	46
Goldman Sachs Group, Inc. 5.727% 4/25/2030 (USD-SOFR + 1.265% on 4/25/2029) (j)	60	63
Goldman Sachs Group, Inc. 4.369% 10/21/2031 (USD-SOFR + 1.06% on 10/21/2030) (j)	40	40
JPMorgan Chase & Co. 4.979% 7/22/2028 (USD-SOFR + 0.93% on 7/22/2027) (j)	65	66
JPMorgan Chase & Co. 5.581% 4/22/2030 (USD-SOFR + 1.16% on 4/22/2029) (j)	50	52
JPMorgan Chase & Co. 4.995% 7/22/2030 (USD-SOFR + 1.125% on 7/22/2029) (j)	198	203
JPMorgan Chase & Co. 4.255% 10/22/2031 (USD-SOFR + 0.93% on 10/22/2030) (j)	52	52
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031) (j)	20	18
JPMorgan Chase & Co. 5.294% 7/22/2035 (USD-SOFR + 1.46% on 7/22/2034) (j)	328	339
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (j)	412	432
Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	25	25
Marsh & McLennan Cos., Inc. 5.40% 3/15/2055	25	24
Mastercard, Inc. 4.875% 3/9/2028	31	32
Morgan Stanley 5.652% 4/13/2028 (USD-SOFR + 1.01% on 4/13/2027) (j)	25	26
Morgan Stanley 4.994% 4/12/2029 (USD-SOFR + 1.38% on 4/12/2028) (j)	10	10
Morgan Stanley 5.656% 4/18/2030 (USD-SOFR + 1.26% on 4/18/2029) (j)	140	146
Morgan Stanley 4.654% 10/18/2030 (USD-SOFR + 1.10% on 10/18/2029) (j)	488	494

American Funds Insurance Series	82

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Financials (continued)
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033) (j)	USD35	$36
Morgan Stanley 5.32% 7/19/2035 (USD-SOFR + 1.555% on 7/19/2034) (j)	57	59
Morgan Stanley 4.892% 10/22/2036 (USD-SOFR + 1.314% on 10/22/2035) (j)	129	128
Navient Corp. 5.00% 3/15/2027	150	150
Navient Corp. 5.625% 8/1/2033	125	114
New York Life Global Funding 3.00% 1/10/2028 (i)	150	147
OneMain Finance Corp. 6.625% 5/15/2029	540	560
Osaic Holdings, Inc. 6.75% 8/1/2032 (i)	25	26
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028) (j)	50	52
Ryan Specialty, LLC 5.875% 8/1/2032 (i)	100	102
Truist Financial Corp. 5.435% 1/24/2030 (USD-SOFR + 1.62% on 1/24/2029) (j)	11	11
Truist Financial Corp. 5.153% 8/5/2032 (USD-SOFR + 1.571% on 8/5/2031) (j)	50	52
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033) (j)	10	11
Truist Financial Corp. 5.711% 1/24/2035 (USD-SOFR + 1.922% on 1/24/2034) (j)	40	42
Truist Financial Corp. 4.964% 10/23/2036 (USD-SOFR + 1.395% on 10/23/2035) (j)	97	96
U.S. Bancorp 5.775% 6/12/2029 (USD-SOFR + 2.02% on 6/12/2028) (j)	70	73
U.S. Bancorp 5.384% 1/23/2030 (USD-SOFR + 1.56% on 1/23/2029) (j)	85	88
UBS Group AG 5.617% 9/13/2030 (1-year USD-ICE SOFR Swap + 1.34% on 9/13/2029) (i)(j)	200	209
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030) (i)(j)	374	371
Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027) (j)	98	100
Wells Fargo & Co. 5.15% 4/23/2031 (USD-SOFR + 1.50% on 4/23/2030) (j)	55	57
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033) (j)	104	115
Wells Fargo & Co. 5.605% 4/23/2036 (USD-SOFR + 1.74% on 4/23/2035) (j)	80	84

		8,142

Health care 0.36%
AbbVie, Inc. 5.05% 3/15/2034	175	180
AbbVie, Inc. 5.35% 3/15/2044	25	25
AbbVie, Inc. 5.40% 3/15/2054	240	234
AbbVie, Inc. 5.50% 3/15/2064	25	24
Amgen, Inc. 5.15% 3/2/2028	55	56
Amgen, Inc. 4.05% 8/18/2029	100	100
Amgen, Inc. 5.25% 3/2/2030	124	129
Amgen, Inc. 4.20% 3/1/2033	133	130
Amgen, Inc. 5.25% 3/2/2033	71	74
Amgen, Inc. 5.60% 3/2/2043	105	106
Amgen, Inc. 4.20% 2/22/2052	19	15
Amgen, Inc. 4.875% 3/1/2053	25	22
Amgen, Inc. 5.65% 3/2/2053	37	36
Amgen, Inc. 5.75% 3/2/2063	85	83
AstraZeneca Finance, LLC 5.00% 2/26/2034	50	52
Baxter International, Inc. 4.45% 2/15/2029	271	272
Baxter International, Inc. 4.90% 12/15/2030	338	341
Baxter International, Inc. 3.132% 12/1/2051	25	16
Bristol-Myers Squibb Co. 5.10% 2/22/2031	260	271
Bristol-Myers Squibb Co. 5.20% 2/22/2034	295	307
Bristol-Myers Squibb Co. 5.50% 2/22/2044	25	25
Bristol-Myers Squibb Co. 5.55% 2/22/2054	325	319
Centene Corp. 4.625% 12/15/2029	530	515
Centene Corp. 2.625% 8/1/2031	40	35
CVS Health Corp. 5.125% 2/21/2030	50	51
CVS Health Corp. 5.25% 2/21/2033	23	24
CVS Health Corp. 5.70% 6/1/2034	97	102
CVS Health Corp. 6.00% 6/1/2044	50	50
CVS Health Corp. 6.05% 6/1/2054	50	50
CVS Health Corp. 6.20% 9/15/2055	50	51
Elevance Health, Inc. 4.95% 11/1/2031	30	31
Elevance Health, Inc. 5.20% 2/15/2035	13	13

83	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Health care (continued)
Gilead Sciences, Inc. 1.65% 10/1/2030	USD8	$7
HCA, Inc. 2.375% 7/15/2031	18	16
Humana, Inc. 3.70% 3/23/2029	12	12
Humana, Inc. 5.375% 4/15/2031	35	36
Medline Borrower, LP 6.25% 4/1/2029 (i)	380	393
Merck & Co., Inc. 1.70% 6/10/2027	118	115
Merck & Co., Inc. 3.40% 3/7/2029	110	108
Merck & Co., Inc. 4.50% 5/17/2033	35	35
Merck & Co., Inc. 4.90% 5/17/2044	35	33
Molina Healthcare, Inc. 4.375% 6/15/2028 (i)	290	285
Molina Healthcare, Inc. 3.875% 5/15/2032 (i)	40	36
Owens & Minor, Inc. 6.625% 4/1/2030 (i)	105	67
Pfizer Investment Enterprises Pte., Ltd. 4.65% 5/19/2030	10	10
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	23	23
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	17	16
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	362	366
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	600	661
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	89	67

		6,025

Communication services 0.34%
Alphabet, Inc. 4.375% 11/15/2032	22	22
Alphabet, Inc. 4.70% 11/15/2035	28	28
America Movil, SAB de CV, 8.46% 12/18/2036	MXN1,300	65
AT&T, Inc. 3.50% 6/1/2041	USD75	59
CCO Holdings, LLC 4.75% 2/1/2032 (i)	25	23
CCO Holdings, LLC 4.25% 1/15/2034 (i)	655	558
Charter Communications Operating, LLC 6.10% 6/1/2029	41	43
Charter Communications Operating, LLC 5.85% 12/1/2035	17	17
Charter Communications Operating, LLC 6.70% 12/1/2055	10	10
Discovery Communications, LLC 3.625% 5/15/2030	42	37
EchoStar Corp. 10.75% 11/30/2029	64	71
EchoStar Corp. 6.75% Cash 11/30/2030 (k)	313	321
Lindblad Expeditions, LLC 7.00% 9/15/2030 (i)	195	203
Meta Platforms, Inc. 4.30% 8/15/2029	40	40
Meta Platforms, Inc. 4.75% 8/15/2034	53	53
Meta Platforms, Inc. 4.875% 11/15/2035	325	325
Meta Platforms, Inc. 5.50% 11/15/2045	134	130
Meta Platforms, Inc. 5.40% 8/15/2054	29	27
Meta Platforms, Inc. 5.625% 11/15/2055	287	276
Meta Platforms, Inc. 5.55% 8/15/2064	40	37
Meta Platforms, Inc. 5.75% 11/15/2065	138	132
SBA Tower Trust 1.631% 11/15/2026 (i)	253	248
Sirius XM Radio, LLC 4.00% 7/15/2028 (i)	780	763
TEGNA, Inc. 5.00% 9/15/2029	360	357
T-Mobile USA, Inc. 3.875% 4/15/2030	625	615
T-Mobile USA, Inc. 2.55% 2/15/2031	203	185
T-Mobile USA, Inc. 6.00% 6/15/2054	69	70
Univision Communications, Inc. 7.375% 6/30/2030 (i)	340	347
Verizon Communications, Inc. 1.75% 1/20/2031	142	125
WarnerMedia Holdings, Inc. 4.054% 3/15/2029	250	232
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	374	264

		5,683

Industrials 0.26%
BAE Systems PLC 5.30% 3/26/2034 (i)	200	207
Boeing Co. (The) 2.75% 2/1/2026	91	91

American Funds Insurance Series	84

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Industrials (continued)
Boeing Co. (The) 6.259% 5/1/2027	USD376	$386
Boeing Co. (The) 6.298% 5/1/2029	12	13
Boeing Co. (The) 3.625% 2/1/2031	178	171
Boeing Co. (The) 6.388% 5/1/2031	92	100
Boeing Co. (The) 6.528% 5/1/2034	1,291	1,429
Boeing Co. (The) 5.805% 5/1/2050	136	134
Canadian Pacific Railway Co. 3.00% 12/2/2041	25	19
Canadian Pacific Railway Co. 3.10% 12/2/2051	80	53
CSX Corp. 4.75% 11/15/2048	50	45
CSX Corp. 4.50% 11/15/2052	35	30
EquipmentShare.com, Inc. 8.625% 5/15/2032 (i)	430	455
Herc Holdings, Inc. 7.25% 6/15/2033 (i)	90	95
Icahn Enterprises, LP 5.25% 5/15/2027	440	434
L3Harris Technologies, Inc. 5.60% 7/31/2053	13	13
L3Harris Technologies, Inc. 5.40% 7/31/2033	15	16
Moog, Inc. 4.25% 12/9/2027 (i)	55	54
Norfolk Southern Corp. 5.35% 8/1/2054	51	49
Northrop Grumman Corp. 4.95% 3/15/2053	21	19
QXO Building Products, Inc. 6.75% 4/30/2032 (i)	190	199
Republic Services, Inc. 5.00% 4/1/2034	13	13
RTX Corp. 6.00% 3/15/2031	35	38
RTX Corp. 6.10% 3/15/2034	27	29
RTX Corp. 6.40% 3/15/2054	22	24
Union Pacific Corp. 2.80% 2/14/2032	17	16
Union Pacific Corp. 3.50% 2/14/2053	20	14
Waste Management, Inc. 4.625% 2/15/2030	60	61
Waste Management, Inc. 4.95% 3/15/2035	16	16
Waste Management, Inc. 5.35% 10/15/2054	25	24

		4,247

Consumer discretionary 0.25%
Advance Auto Parts, Inc. 3.90% 4/15/2030	8	7
Advance Auto Parts, Inc. 3.50% 3/15/2032	7	6
Amazon.com, Inc. 4.65% 11/20/2035	34	34
Amazon.com, Inc. 5.45% 11/20/2055	155	151
Amazon.com, Inc. 5.55% 11/20/2065	70	68
BMW US Capital, LLC 4.15% 4/9/2030 (i)	290	288
BMW US Capital, LLC 3.70% 4/1/2032 (i)	25	24
Carnival Corp. 5.75% 3/15/2030 (i)	310	319
Carnival Corp. 6.125% 2/15/2033 (i)	175	181
Ford Motor Credit Co., LLC 2.70% 8/10/2026	306	303
Ford Motor Credit Co., LLC 4.95% 5/28/2027	604	607
Ford Motor Credit Co., LLC 5.918% 3/20/2028	622	637
Ford Motor Credit Co., LLC 6.798% 11/7/2028	200	210
Ford Motor Credit Co., LLC 4.00% 11/13/2030	970	916
General Motors Financial Co., Inc. 5.45% 9/6/2034	11	11
General Motors Financial Co., Inc. 6.15% 7/15/2035	16	17
Hyundai Capital America 5.275% 6/24/2027 (i)	55	56
McDonald’s Corp. 5.15% 9/9/2052	10	9
Newell Brands, Inc. 6.375% 5/15/2030	160	157
Nissan Motor Acceptance Co., LLC 6.125% 9/30/2030 (i)	150	150

		4,151

Information technology 0.23%
Broadcom, Inc. 5.05% 7/12/2027	40	41
Broadcom, Inc. 4.00% 4/15/2029 (i)	3	3
Broadcom, Inc. 5.05% 7/12/2029	45	46

85	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Information technology (continued)
Broadcom, Inc. 5.15% 11/15/2031	USD104	$108
Broadcom, Inc. 4.15% 4/15/2032 (i)	11	11
Broadcom, Inc. 4.80% 10/15/2034	12	12
Broadcom, Inc. 3.137% 11/15/2035 (i)	2	2
Cisco Systems, Inc. 4.95% 2/26/2031	11	11
Cisco Systems, Inc. 5.05% 2/26/2034	4	4
Cisco Systems, Inc. 5.10% 2/24/2035	14	14
Cisco Systems, Inc. 5.30% 2/26/2054	8	8
Cisco Systems, Inc. 5.35% 2/26/2064	11	10
Cloud Software Group, Inc. 8.25% 6/30/2032 (i)	200	209
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (i)	250	267
Fair Isaac Corp. 6.00% 5/15/2033 (i)	100	103
Hughes Satellite Systems Corp. 5.25% 8/1/2026	832	796
Hughes Satellite Systems Corp. 6.625% 8/1/2026	58	53
Intel Corp. 3.05% 8/12/2051	10	6
Intel Corp. 5.60% 2/21/2054	42	39
Intel Corp. 3.10% 2/15/2060	110	62
Oracle Corp. 4.80% 9/26/2032	55	53
Oracle Corp. 5.50% 8/3/2035	18	18
Oracle Corp. 5.20% 9/26/2035	405	388
Oracle Corp. 5.875% 9/26/2045	40	36
Oracle Corp. 6.00% 8/3/2055	110	97
Oracle Corp. 5.95% 9/26/2055	95	84
Oracle Corp. 6.10% 9/26/2065	40	35
Synopsys, Inc. 4.65% 4/1/2028	40	41
Synopsys, Inc. 4.85% 4/1/2030	40	41
Synopsys, Inc. 5.00% 4/1/2032	40	41
Synopsys, Inc. 5.15% 4/1/2035	780	793
Synopsys, Inc. 5.70% 4/1/2055	380	377
WULF Compute, LLC 7.75% 10/15/2030 (i)	75	77

		3,886

Energy 0.23%
APA Corp. 4.25% 1/15/2030	385	379
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (i)	300	302
Cenovus Energy, Inc. 5.40% 6/15/2047	44	40
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030 (i)	9	10
ConocoPhillips Co. 5.50% 1/15/2055	50	48
Crescent Energy Finance, LLC 7.375% 1/15/2033 (i)	270	256
Energy Transfer, LP 6.10% 12/1/2028	41	43
Energy Transfer, LP 5.25% 7/1/2029	23	24
Energy Transfer, LP 6.40% 12/1/2030	34	37
Enterprise Products Operating, LLC 4.95% 2/15/2035	6	6
EOG Resources, Inc. 5.95% 7/15/2055	110	112
Equinor ASA 2.375% 5/22/2030	365	340
Exxon Mobil Corp. 3.452% 4/15/2051	210	151
Hess Midstream Operations, LP 5.875% 3/1/2028 (i)	35	36
Hilcorp Energy I, LP 6.875% 5/15/2034 (i)	400	375
NFE Financing, LLC 12.00% 11/15/2029 (i)(l)	148	43
Occidental Petroleum Corp. 5.55% 10/1/2034	124	127
Petroleos Mexicanos 6.50% 1/23/2029	20	20
Petroleos Mexicanos 8.75% 6/2/2029	177	189
Petroleos Mexicanos 6.84% 1/23/2030	300	305
Sunoco, LP 5.625% 3/15/2031 (i)	20	20
Sunoco, LP 5.875% 3/15/2034 (i)	20	20
TotalEnergies Capital SA 4.724% 9/10/2034	17	17
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031 (i)	595	542

American Funds Insurance Series	86

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Energy (continued)
Venture Global Plaquemines LNG, LLC 6.50% 1/15/2034 (i)	USD195	$200
Venture Global Plaquemines LNG, LLC 6.50% 6/15/2034 (i)	100	102
Venture Global Plaquemines LNG, LLC 7.75% 5/1/2035 (i)	75	82

		3,826

Utilities 0.21%
AEP Transmission Co., LLC 2.75% 8/15/2051	50	31
DTE Energy Co. 3.00% 3/1/2032	42	39
Duke Energy Florida, LLC 5.95% 11/15/2052	25	26
Edison International 4.125% 3/15/2028	132	131
Edison International 5.45% 6/15/2029	100	102
Edison International 5.25% 3/15/2032	389	389
Electricite de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033) (i)(j)	200	233
FirstEnergy Corp. 2.65% 3/1/2030	393	367
FirstEnergy Corp. 2.25% 9/1/2030	107	97
Florida Power & Light Co. 5.10% 4/1/2033	35	36
NiSource, Inc. 5.40% 6/30/2033	25	26
Pacific Gas and Electric Co. 2.95% 3/1/2026	97	97
Pacific Gas and Electric Co. 3.75% 7/1/2028	105	104
Pacific Gas and Electric Co. 4.65% 8/1/2028	284	286
Pacific Gas and Electric Co. 2.50% 2/1/2031	375	338
Pacific Gas and Electric Co. 6.40% 6/15/2033	50	54
Pacific Gas and Electric Co. 5.70% 3/1/2035	377	388
Pacific Gas and Electric Co. 4.95% 7/1/2050	162	137
Pacific Gas and Electric Co. 3.50% 8/1/2050	256	173
Pacific Gas and Electric Co. 5.90% 10/1/2054	25	24
PacifiCorp 5.50% 5/15/2054	95	85
PacifiCorp 5.80% 1/15/2055	25	23
Southern California Edison Co. 5.20% 6/1/2034	40	40
Southern California Edison Co. 3.60% 2/1/2045	206	149
Southern California Edison Co. 5.90% 3/1/2055	30	29
Union Electric Co. 3.90% 4/1/2052	25	19
WEC Energy Group, Inc. 5.15% 10/1/2027	25	26

		3,449

Real estate 0.18%
American Tower Corp. 4.05% 3/15/2032	11	11
Boston Properties, LP 2.45% 10/1/2033	7	6
Boston Properties, LP 6.50% 1/15/2034	38	41
Boston Properties, LP 5.75% 1/15/2035	95	98
Crown Castle, Inc. 5.00% 1/11/2028	54	55
Iron Mountain, Inc. 4.50% 2/15/2031 (i)	530	505
Kennedy-Wilson, Inc. 5.00% 3/1/2031	550	518
Ladder Capital Finance Holdings LLLP 7.00% 7/15/2031 (i)	20	21
MPT Operating Partnership, LP 5.00% 10/15/2027	475	460
Piedmont Operating Partnership, LP 5.625% 1/15/2033	99	100
Prologis, LP 5.00% 3/15/2034	40	41
Service Properties Trust 0% 9/30/2027 (i)	45	41
Service Properties Trust 3.95% 1/15/2028	480	453
Service Properties Trust 8.375% 6/15/2029	680	684

		3,034

Consumer staples 0.17%
Altria Group, Inc. 4.875% 2/4/2028	13	13
Altria Group, Inc. 5.25% 8/6/2035	48	49

87	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Consumer staples (continued)
B&G Foods, Inc. 8.00% 9/15/2028 (i)	USD260	$256
BAT Capital Corp. 6.343% 8/2/2030	9	10
BAT Capital Corp. 5.35% 8/15/2032	413	430
BAT Capital Corp. 6.421% 8/2/2033	38	42
BAT Capital Corp. 7.079% 8/2/2043	31	35
BAT Capital Corp. 4.54% 8/15/2047	55	46
BAT Capital Corp. 4.758% 9/6/2049	121	102
BAT Capital Corp. 7.081% 8/2/2053	69	78
BAT International Finance PLC 4.448% 3/16/2028	150	151
Coty, Inc. 5.60% 1/15/2031 (i)	119	120
H.J. Heinz Co. 4.875% 10/1/2049	235	202
Mars, Inc. 4.80% 3/1/2030 (i)	25	26
Mars, Inc. 5.20% 3/1/2035 (i)	165	170
Mars, Inc. 5.65% 5/1/2045 (i)	71	72
Mars, Inc. 5.70% 5/1/2055 (i)	145	144
Mars, Inc. 5.80% 5/1/2065 (i)	24	24
Mondelez International, Inc. 4.75% 8/28/2034	127	127
Philip Morris International, Inc. 5.125% 11/17/2027	43	44
Philip Morris International, Inc. 5.625% 11/17/2029	23	24
Philip Morris International, Inc. 5.125% 2/15/2030	56	58
Philip Morris International, Inc. 5.50% 9/7/2030	70	74
Philip Morris International, Inc. 5.75% 11/17/2032	16	17
Philip Morris International, Inc. 5.375% 2/15/2033	55	57
Philip Morris International, Inc. 5.625% 9/7/2033	30	32
Philip Morris International, Inc. 4.90% 11/1/2034	90	91
Post Holdings, Inc. 6.375% 3/1/2033 (i)	330	334

		2,828

Materials 0.12%
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026	35	35
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028	35	36
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033	16	16
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033	7	7
BHP Billiton Finance (USA), Ltd. 5.75% 9/5/2055	60	61
Celanese US Holdings, LLC 6.85% 11/15/2028	36	38
Celanese US Holdings, LLC 7.05% 11/15/2030	27	29
Celanese US Holdings, LLC 6.879% 7/15/2032	10	10
Celanese US Holdings, LLC 7.20% 11/15/2033	23	24
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (i)	545	575
Cleveland-Cliffs, Inc. 7.625% 1/15/2034 (i)	40	42
Consolidated Energy Finance SA 5.625% 10/15/2028 (i)	750	488
Dow Chemical Co. (The) 5.35% 3/15/2035	7	7
Dow Chemical Co. (The) 5.65% 3/15/2036	4	4
Dow Chemical Co. (The) 5.55% 11/30/2048	15	13
Dow Chemical Co. (The) 3.60% 11/15/2050	75	49
Dow Chemical Co. (The) 6.90% 5/15/2053	6	6
Dow Chemical Co. (The) 5.60% 2/15/2054	63	55
LYB International Finance III, LLC 5.125% 1/15/2031	2	2
LYB International Finance III, LLC 5.50% 3/1/2034	5	5
LYB International Finance III, LLC 5.875% 1/15/2036	32	32
LYB International Finance III, LLC 3.625% 4/1/2051	102	66
NOVA Chemicals Corp. 8.50% 11/15/2028 (i)	10	11
NOVA Chemicals Corp. 4.25% 5/15/2029 (i)	325	318

		1,929

Total corporate bonds and notes		47,200

American Funds Insurance Series	88

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations 0.73%

Other asset-backed securities 0.39%
ACHD Trust, Series 2025-DS1, Class A, 5.978% 1/9/2034 (f)(i)	USD100	$100
Affirm, Inc., Series 2024-A, Class A, 5.61% 2/15/2029 (f)(i)	215	215
Auxilior Term Funding, LLC, Series 2024-1, Class A2, 5.84% 3/15/2027 (f)(i)	61	61
AXIS Equipment Finance Receivables, LLC, Series 2024-2, Class A2, 5.19% 7/21/2031 (f)(i)	277	281
Blue Owl Asset Leasing Trust, Series 2024-1A, Class A2, 5.05% 3/15/2029 (f)(i)	42	43
Capteris Equipment Finance, Series 2024-1, Class A2, 5.58% 7/20/2032 (f)(i)	554	565
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060 (f)(i)	347	294
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060 (f)(i)	86	73
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060 (f)(i)	90	57
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060 (f)(i)	90	58
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061 (f)(i)	312	254
CF Hippolyta, LLC, Series 2022-1A, Class A1, 5.97% 8/15/2062 (f)(i)	483	477
Clarus Capital Funding, LLC, Series 2024-1A, Class A2, 4.71% 8/20/2032 (f)(i)	181	182
EquipmentShare, Series 2024-2M, Class B, 6.43% 12/20/2032 (f)(i)	134	135
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045 (f)(i)	322	309
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046 (f)(i)	60	56
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 8/17/2039 (f)(i)	73	72
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040 (f)(i)	278	267
Horizon Aircraft Finance, Series 2024-1, Class A, 5.375% 9/15/2049 (f)(i)	354	359
Merchants Fleet Funding, LLC, Series 2024-1, Class A, 5.82% 4/20/2037 (f)(i)	138	139
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061 (f)(i)	935	783
NMEF Funding, LLC, Series 2024-A, Class A2, 5.15% 12/15/2031 (f)(i)	315	317
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class A, 6.27% 6/17/2031 (f)(i)	100	101
OnDeck Asset Securitization Trust, LLC, Series 2024-2A, Class A, 4.98% 10/17/2031 (f)(i)	127	128
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031 (f)(i)	20	19
PEAC Solutions Receivables, LLC, Series 2024-2A, Class A2, 4.74% 4/20/2027 (f)(i)	85	85
PEAC Solutions Receivables, LLC, Series 2024-1A, Class A2, 5.79% 6/21/2027 (f)(i)	139	141
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028 (f)(i)	175	176
PK ALIFT Loan Funding 4, LP, Series 2024-2, Class A, 5.052% 10/15/2039 (f)(i)	175	176
Post Road Equipment Finance, Series 2024-1, Class A2, 5.59% 11/15/2029 (f)(i)	45	46
Reach Financial, LLC, Series 2024-2, Class A, 5.88% 7/15/2031 (f)(i)	94	94
SCF Equipment Leasing, LLC, Series 2024-1A, Class A2, 5.88% 11/20/2029 (f)(i)	28	28
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033 (f)(i)	72	70
U.S. Bank National Association, Series 2025-SUP1, Class B, 5.582% 2/25/2032 (f)(i)	189	190
Verdant Receivables, LLC, Series 2024-1, Class A2, 5.68% 12/12/2031 (f)(i)	69	70

		6,421

Auto loan 0.27%
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027 (f)(i)	66	66
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027 (f)(i)	33	33
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (f)(i)	339	353
CPS Auto Receivables Trust, Series 2024-C, Class B, 5.68% 12/15/2028 (f)(i)	497	499
Drive Auto Receivables Trust, Series 2024-2, Class A2, 4.94% 12/15/2027 (f)	11	11
Enterprise Fleet Financing, LLC, Series 2024-3, Class A2, 5.31% 4/20/2027 (f)(i)	185	185
Enterprise Fleet Financing, LLC, Series 2024-4, Class A2, 4.69% 7/20/2027 (f)(i)	150	151
Enterprise Fleet Financing, LLC, Series 2024-1, Class A2, 5.23% 3/20/2030 (f)(i)	273	275
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035 (f)(i)	176	180
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036 (f)(i)	181	187
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028 (f)(i)	188	189
GLS Auto Select Receivables Trust, Series 2024-4A, Class A2, 4.43% 12/17/2029 (f)(i)	65	65
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035 (f)(i)	285	293
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035 (f)(i)	184	191
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A3, 4.47% 2/16/2028 (f)	10	10
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A4, 4.43% 10/16/2028 (f)	48	48
Hertz Vehicle Financing, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027 (f)(i)	268	263
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027 (f)(i)	100	98
Hertz Vehicle Financing, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027 (f)(i)	100	98
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029 (f)(i)	187	191

89	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

Auto loan (continued)
Hyundai Auto Receivables Trust, Series 2023-A, Class A3, 4.58% 4/15/2027 (f)	USD5	$5
Hyundai Auto Receivables Trust, Series 2023-A, Class A4, 4.48% 7/17/2028 (f)	28	28
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034 (f)(i)	335	334
Wheels Fleet Lease Funding, LLC, Series 2024-2A, Class A1, 4.87% 6/21/2039 (f)(i)	632	639
Wheels Fleet Lease Funding, LLC, Series 2024-3A, Class A1, 4.80% 9/19/2039 (f)(i)	188	190

		4,582

Credit card 0.04%
Avant Credit Card Master Trust, Series 2024-2A, Class A, 5.38% 5/15/2029 (f)(i)	400	401
Mission Lane Credit Card Master Trust, Series 2025-B, Class A, 5.06% 9/15/2031 (f)(i)	246	248

		649

Student loan 0.03%
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069 (f)(i)	23	21
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069 (f)(i)	42	39
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062 (f)(i)	94	89
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062 (f)(i)	188	178
Nelnet Student Loan Trust, Series 2021-CA, Class AFL, (1-month USD CME Term SOFR + 0.854%) 4.588% 4/20/2062 (f)(g)(i)	98	98
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053 (f)(i)	39	35

		460

Total asset-backed obligations		12,112

Bonds & notes of governments & government agencies outside the U.S. 0.05%

Mexico 0.03%
United Mexican States 3.25% 4/16/2030	200	189
United Mexican States 7.375% 5/13/2055	245	265

		454

Saudi Arabia 0.01%
Saudi Arabia (Kingdom of) 3.625% 3/4/2028	200	198

Peru 0.01%
Peru (Republic of) 2.783% 1/23/2031	190	176

Total bonds & notes of governments & government agencies outside the U.S.		828

Municipals 0.02%

Illinois 0.01%
GO Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	196	201

Massachusetts 0.01%
Educational Fncg. Auth., Education Loan Rev. Bonds, Series 2024-A, 6.352% 7/1/2049	135	140

Total municipals		341

Loans 0.02%

Financials 0.02%
Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029 (b)(g)(i)(m)	221	220

Total bonds, notes & other debt instruments (cost: $243,321,000)		242,696

American Funds Insurance Series	90

Capital Income Builder (continued)

Investment funds 2.29%	Shares	Value (000)

Capital Group Central Corporate Bond Fund (n)	4,482,146	$38,098

Total investment funds (cost: $40,853,000)		38,098

Short-term securities 5.53%

Money market investments 4.90%

Capital Group Central Cash Fund 3.79% (n)(o)	814,073	81,415

Money market investments purchased with collateral from securities on loan 0.63%

Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (o)(p)	10,408,626	10,409

Total short-term securities (cost: $91,803,000)		91,824

Total investment securities 100.57% (cost: $1,246,392,000)		1,669,897
Other assets less liabilities (0.57)%		(9,521)

Net assets 100.00%		$1,660,376

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

2 Year U.S. Treasury Note Futures	Long	389	4/6/2026	USD81,219	$(17)
5 Year U.S. Treasury Note Futures	Long	251	4/6/2026	27,436	(61)
10 Year U.S. Treasury Note Futures	Short	21	3/31/2026	(2,361)	21
10 Year Ultra U.S. Treasury Note Futures	Short	40	3/31/2026	(4,601)	15
20 Year U.S. Treasury Bond Futures	Long	32	3/31/2026	3,699	(41)
30 Year Ultra U.S. Treasury Bond Futures	Long	99	3/31/2026	11,682	(196)
					$(279)

Swap contracts

Interest rate swaps
Centrally cleared interest rate swaps
							Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)

Receive		Pay			Notional amount (000)	Value at 12/31/2025 (000)
	Payment		Payment	Expiration
Rate	frequency	Rate	frequency	date

3.16%	At maturity	U.S. Urban CPI	At maturity	6/23/2026	USD350	$1	$–	$ 1
U.S. Urban CPI	At maturity	3.17%	At maturity	6/23/2026	USD338	(1)	–	(1)
SOFR	Annual	3.055%	Annual	4/6/2031	USD6,700	139	–	139
SOFR	Annual	4.1275%	Annual	7/27/2050	USD310	3	–	3
SOFR	Annual	2.91%	Annual	9/18/2050	USD592	118	–	118
						$260	$–	$260

91	American Funds Insurance Series

Capital Income Builder (continued)

Swap contracts (continued)

Credit default swaps

 Centrally cleared credit default swaps on credit indices – sell protection

						Upfront	Unrealized
						premium	appreciation
				Notional	Value at	paid	(depreciation)
Reference	Financing	Payment	Expiration	amount (q)	12/31/2025 (r)	(received)	at 12/31/2025
index	rate received	frequency	date	(000)	(000)	(000)	(000)

CDX.NA.IG.45	1.00%	Quarterly	12/20/2030	USD5,044	$114	$116	$(2)

Investments in affiliates (n)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Investment funds 2.29%
Capital Group Central Corporate Bond Fund	$30,920	$6,389	$–	$–	$789	$38,098	$1,550

Short-term securities 4.90%
Money market investments 4.90%
Capital Group Central Cash Fund 3.79% (o)	60,575	370,953	350,129	16	–	81,415	4,186

Total 7.19%				$16	$789	$119,513	$5,736

(a)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(b)	Value determined using significant unobservable inputs.
(c)	Amount less than one thousand.
(d)	Non-income producing.
(e)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,717,000, which represented 0.10% of the net assets of the fund.
(f)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(g)

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(h)	Represents securities transacted on a TBA basis.
(i)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $38,579,000, which represented 2.32% of the net assets of the fund.

(j)	Step bond; coupon rate may change at a later date.
(k)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(l)	Scheduled interest and/or principal payment was not received.
(m)

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $219,000, which represented 0.01% of the net assets of the fund.

(n)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(o)	Rate represents the seven-day yield at 12/31/2025.
(p)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(q)	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
(r)

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviation(s)
ADR = American Depositary Receipts	EUR = Euros	REIT = Real Estate Investment Trust
Assn. = Association	Fncg. = Financing	Rev. = Revenue
Auth. = Authority	GBP = British pounds	SOFR = Secured Overnight Financing Rate
CAD = Canadian dollars	GO = General Obligation	TBA = To be announced
CME = CME Group	ICE = Intercontinental Exchange, Inc.	USD = U.S. dollars
CPI = Consumer Price Index	MXN = Mexican pesos	UST = U.S. Treasury

Refer to the notes to financial statements.

American Funds Insurance Series	92

Asset Allocation Fund

Investment portfolio December 31, 2025

Common stocks 65.21%	Shares	Value (000)

Information technology 17.87%
Broadcom, Inc.	3,822,547	$1,322,984
Microsoft Corp.	2,068,123	1,000,186
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,399,280	729,117
Taiwan Semiconductor Manufacturing Co., Ltd.	2,384,000	116,467
NVIDIA Corp.	2,011,419	375,130
Apple, Inc.	1,295,354	352,155
Micron Technology, Inc.	764,060	218,070
Intel Corp. (a)	5,553,952	204,941
Salesforce, Inc.	503,780	133,456
International Business Machines Corp.	427,285	126,566
ASML Holding NV (ADR)	93,894	100,453
KLA Corp.	77,592	94,280
Hewlett Packard Enterprise Co.	2,023,462	48,604
Strategy, Inc., Class A (a)	295,563	44,911
Diebold Nixdorf, Inc. (a)	532,940	36,181
Adobe, Inc. (a)	62,600	21,909
Applied Materials, Inc.	79,781	20,503

		4,945,913

Financials 10.49%
Apollo Asset Management, Inc.	1,920,083	277,951
Arthur J. Gallagher & Co.	854,008	221,009
Mastercard, Inc., Class A	361,601	206,431
Synchrony Financial	2,440,754	203,632
Aon PLC, Class A	569,972	201,132
Visa, Inc., Class A	553,014	193,948
Bank of America Corp.	3,142,147	172,818
Capital One Financial Corp.	702,338	170,219
Blue Owl Capital, Inc., Class A (b)	9,813,216	146,609
Ares Management Corp., Class A	845,012	136,579
American Express Co.	337,999	125,043
Wells Fargo & Co.	1,334,032	124,332
JPMorgan Chase & Co.	295,492	95,213
Fiserv, Inc. (a)	1,269,859	85,296
Brookfield Corp., Class A	1,805,226	82,842
Citigroup, Inc.	700,000	81,683
Brown & Brown, Inc.	964,468	76,868
Chubb, Ltd.	235,906	73,631
Progressive Corp.	280,641	63,908
Intercontinental Exchange, Inc.	374,162	60,599
Blackstone, Inc.	320,000	49,325
Kinsale Capital Group, Inc.	65,779	25,728
Goldman Sachs Group, Inc.	24,707	21,717
Figure Technology Solutions, Inc. (a)(b)	152,555	6,230
Sberbank of Russia PJSC (c)	8,880,000	–	(d)

		2,902,743

Industrials 9.72%
ATI, Inc. (a)	3,475,291	398,824
Boeing Co. (The) (a)	1,355,000	294,198
TransDigm Group, Inc.	160,869	213,932
L3Harris Technologies, Inc.	644,021	189,065
General Electric Co.	602,503	185,589
Deere & Co.	377,997	175,984
Parker-Hannifin Corp.	183,536	161,321
Union Pacific Corp.	677,572	156,736
Caterpillar, Inc.	190,000	108,845
Safran SA	312,100	108,605
United Rentals, Inc.	125,193	101,321

93	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)

Industrials (continued)
Northrop Grumman Corp.	173,106	$98,707
GE Vernova, Inc.	150,939	98,649
Ingersoll-Rand, Inc.	1,177,013	93,243
Quanta Services, Inc.	152,260	64,263
Airbus SE, non-registered shares	230,632	53,496
Trane Technologies PLC	137,366	53,463
FTAI Aviation, Ltd.	249,989	49,210
CSX Corp.	1,000,000	36,250
Copart, Inc. (a)	835,833	32,723
Carrier Global Corp.	283,011	14,954

		2,689,378

Health care 6.97%
Vertex Pharmaceuticals, Inc. (a)	720,148	326,486
Gilead Sciences, Inc.	1,904,140	233,714
Eli Lilly and Co.	186,995	200,960
UnitedHealth Group, Inc.	596,573	196,935
Alnylam Pharmaceuticals, Inc. (a)	405,917	161,413
Amgen, Inc.	441,538	144,520
Thermo Fisher Scientific, Inc.	217,042	125,765
CVS Health Corp.	1,451,353	115,179
Illumina, Inc. (a)	699,527	91,750
Abbott Laboratories	637,270	79,844
Cooper Cos., Inc. (a)	889,428	72,897
Johnson & Johnson	311,733	64,513
AbbVie, Inc.	129,914	29,684
Boston Scientific Corp. (a)	300,752	28,677
Centene Corp. (a)	675,000	27,776
Rotech Healthcare, Inc. (a)(c)(e)	184,138	12,613
Medline, Inc., Class A (a)(b)	272,900	11,462
Mallinckrodt PLC (a)	36,079	3,227
Par Health, Inc. (a)(f)	36,079	338
Carbon Health Technologies, Inc., Class A (a)(c)	4,955,500	50

		1,927,803

Consumer discretionary 5.73%
Booking Holdings, Inc.	52,599	281,685
Royal Caribbean Cruises, Ltd.	648,815	180,967
Amazon.com, Inc. (a)	780,642	180,188
Starbucks Corp.	1,513,090	127,417
D.R. Horton, Inc.	700,917	100,953
NIKE, Inc., Class B	1,525,710	97,203
Carnival Corp.	2,758,206	84,236
Darden Restaurants, Inc.	424,583	78,132
Compagnie Financiere Richemont SA, Class A	346,887	74,864
Home Depot, Inc.	191,765	65,986
Texas Roadhouse, Inc.	385,658	64,019
Chipotle Mexican Grill, Inc. (a)	1,692,984	62,640
Tesla, Inc. (a)	94,134	42,334
Hilton Worldwide Holdings, Inc.	122,663	35,235
Toll Brothers, Inc.	246,730	33,363
Restaurant Brands International, Inc.	461,542	31,491
AutoZone, Inc. (a)	7,013	23,785
YUM! Brands, Inc.	91,381	13,824
DraftKings, Inc., Class A (a)	237,954	8,200
Aimbridge Topco, LLC (a)(c)	10,722	793

		1,587,315

American Funds Insurance Series	94

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)

Communication services 4.71%
Alphabet, Inc., Class C	1,147,684	$360,143
Alphabet, Inc., Class A	1,068,646	334,486
Meta Platforms, Inc., Class A	553,906	365,628
Comcast Corp., Class A	6,199,119	185,292
Netflix, Inc. (a)	346,997	32,534
Tencent Holdings, Ltd.	321,500	24,636

		1,302,719

Materials 4.10%
Royal Gold, Inc.	1,301,065	289,214
Wheaton Precious Metals Corp.	2,388,702	280,720
Franco-Nevada Corp. (CAD denominated)	1,179,377	244,468
Lundin Mining Corp.	7,678,233	165,027
First Quantum Minerals, Ltd. (a)	3,889,750	104,290
Corteva, Inc.	466,775	31,288
Air Products and Chemicals, Inc.	45,664	11,280
Agnico Eagle Mines, Ltd.	56,110	9,515
Venator Materials PLC (a)(c)	4,096	–	(d)

		1,135,802

Consumer staples 3.48%
Philip Morris International, Inc.	3,615,272	579,890
Constellation Brands, Inc., Class A	629,955	86,909
Keurig Dr Pepper, Inc.	3,042,963	85,233
Nestle SA	617,055	61,331
Costco Wholesale Corp.	69,889	60,268
US Foods Holding Corp. (a)	514,932	38,785
Estee Lauder Cos., Inc. (The), Class A	275,858	28,888
Coca-Cola Co.	160,431	11,216
Procter & Gamble Co.	75,358	10,799

		963,319

Utilities 1.01%
Southern Co. (The)	1,503,479	131,104
DTE Energy Co.	848,144	109,394
Vistra Corp.	144,910	23,378
FirstEnergy Corp.	323,684	14,491

		278,367

Energy 0.92%
Canadian Natural Resources, Ltd. (CAD denominated)	3,480,603	117,892
ConocoPhillips	824,000	77,135
EOG Resources, Inc.	222,924	23,409
Halliburton Co.	593,792	16,781
SLB, Ltd.	286,500	10,996
Exxon Mobil Corp.	58,185	7,002
Constellation Oil Services Holding SA (NDR) (a)	76,004	897
Altera Infrastructure, LP (c)	16,129	655
New Fortress Energy, Inc., Class A (a)	150,315	171
Expand Energy Corp.	636	70

		255,008

95	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)

Real estate 0.21%
American Tower Corp. REIT	136,942	$24,043
Simon Property Group, Inc. REIT	114,326	21,163
Crown Castle, Inc. REIT	134,329	11,938

		57,144

Total common stocks (cost: $10,036,058,000)		18,045,511

Preferred securities 0.00%

Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares (a)(c)(f)	450	755

Total preferred securities (cost: $465,000)		755

Rights & warrants 0.00%

Energy 0.00%
Expand Energy Corp., Class C, warrants, expire 2/9/2026 (a)	1,201	119
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071 (a)(c)	4	–	(d)

Total rights & warrants (cost: $875,000)		119

Convertible stocks 0.12%

Industrials 0.07%
Boeing Co., Series A, convertible preferred depositary shares, 6.00% 10/15/2027	262,145	18,104

Information technology 0.05%
Strategy, Inc. 8.00% perpetual convertible preferred shares	189,521	14,926

Total convertible stocks (cost: $30,331,000)		33,030

Convertible bonds & notes 0.10%	Principal amount (000)

Information technology 0.03%
Macom Technology Solutions Holdings, convertible notes, 0.25% 3/15/2026	USD1,529	3,180
Seagate HDD Cayman, convertible notes, 3.50% 6/1/2028	536	1,803
Terawulf, Inc., convertible notes, 1.00% 9/1/2031 (f)	1,739	2,060
Western Digital Corp., convertible notes, 3.00% 11/15/2028	416	1,908

		8,951

Communication services 0.02%
EchoStar Corp., convertible notes, 3.875% Cash 11/30/2030 (g)	1,290	4,312
Spotify USA, Inc., convertible notes, 0% 3/15/2026	1,800	2,048

		6,360

Real estate 0.02%
Ventas Realty, LP, convertible notes, 3.75% 6/1/2026	1,873	2,649
Welltower OP, LLC, convertible notes, 2.75% 5/15/2028 (f)	1,422	2,789

		5,438

Utilities 0.01%
CenterPoint Energy, Inc., convertible notes, 3.00% 8/1/2028 (f)	2,785	2,822

American Funds Insurance Series	96

Asset Allocation Fund (continued)

Convertible bonds & notes (continued)	Principal amount (000)		Value (000)

Health care 0.01%
Halozyme Therapeutics, Inc. convertible notes, 1.00% 8/15/2028	USD1,818		$2,417

Industrials 0.01%
Axon Enterprise, Inc., convertible notes, 0.50% 12/15/2027	692		1,743

Total convertible bonds & notes (cost: $25,052,000)			27,731

Bonds, notes & other debt instruments 28.07%

Mortgage-backed obligations 10.22%
Federal agency mortgage-backed obligations 9.21%
Fannie Mae Pool #AH6431 4.00% 2/1/2026 (h)	2		2
Fannie Mae Pool #AH5618 4.00% 2/1/2026 (h)	–	(d)	–	(d)
Fannie Mae Pool #890329 4.00% 4/1/2026 (h)	–	(d)	–	(d)
Fannie Mae Pool #MA1109 4.00% 5/1/2027 (h)	–	(d)	–	(d)
Fannie Mae Pool #MA3653 3.00% 3/1/2029 (h)	5		5
Fannie Mae Pool #AL8347 4.00% 3/1/2029 (h)	2		2
Fannie Mae Pool #254767 5.50% 6/1/2033 (h)	120		124
Fannie Mae Pool #555956 5.50% 12/1/2033 (h)	76		78
Fannie Mae Pool #BN1085 4.00% 1/1/2034 (h)	209		210
Fannie Mae Pool #FM2499 2.50% 2/1/2035 (h)	221		211
Fannie Mae Pool #929185 5.50% 1/1/2036 (h)	240		250
Fannie Mae Pool #893641 6.00% 9/1/2036 (h)	475		503
Fannie Mae Pool #893688 6.00% 10/1/2036 (h)	121		128
Fannie Mae Pool #AS8554 3.00% 12/1/2036 (h)	3,745		3,567
Fannie Mae Pool #907239 6.00% 12/1/2036 (h)	11		11
Fannie Mae Pool #928031 6.00% 1/1/2037 (h)	39		42
Fannie Mae Pool #888292 6.00% 3/1/2037 (h)	343		363
Fannie Mae Pool #AD0249 5.50% 4/1/2037 (h)	62		64
Fannie Mae Pool #CB3701 2.50% 5/1/2037 (h)	116		110
Fannie Mae Pool #190379 5.50% 5/1/2037 (h)	37		38
Fannie Mae Pool #924952 6.00% 8/1/2037 (h)	565		598
Fannie Mae Pool #888637 6.00% 9/1/2037 (h)	7		7
Fannie Mae Pool #995674 6.00% 5/1/2038 (h)	213		225
Fannie Mae Pool #AD0119 6.00% 7/1/2038 (h)	663		703
Fannie Mae Pool #995224 6.00% 9/1/2038 (h)	6		6
Fannie Mae Pool #AE0021 6.00% 10/1/2038 (h)	208		221
Fannie Mae Pool #AL7164 6.00% 10/1/2038 (h)	135		142
Fannie Mae Pool #889983 6.00% 10/1/2038 (h)	12		13
Fannie Mae Pool #AD0095 6.00% 11/1/2038 (h)	467		495
Fannie Mae Pool #AB0538 6.00% 11/1/2038 (h)	65		68
Fannie Mae Pool #995391 6.00% 11/1/2038 (h)	10		11
Fannie Mae Pool #AD0833 6.00% 1/1/2039 (h)	–	(d)	–	(d)
Fannie Mae Pool #AL0309 6.00% 1/1/2040 (h)	43		46
Fannie Mae Pool #AL0013 6.00% 4/1/2040 (h)	128		136
Fannie Mae Pool #AL7228 6.00% 4/1/2041 (h)	155		162
Fannie Mae Pool #AB4536 6.00% 6/1/2041 (h)	324		342
Fannie Mae Pool #MA4387 2.00% 7/1/2041 (h)	5,259		4,598
Fannie Mae Pool #FS0305 1.50% 1/1/2042 (h)	16,006		13,515
Fannie Mae Pool #AP2131 3.50% 8/1/2042 (h)	2,339		2,240
Fannie Mae Pool #AU8813 4.00% 11/1/2043 (h)	1,283		1,254
Fannie Mae Pool #AU9350 4.00% 11/1/2043 (h)	725		709
Fannie Mae Pool #AU9348 4.00% 11/1/2043 (h)	690		675
Fannie Mae Pool #AL8773 3.50% 2/1/2045 (h)	4,040		3,856
Fannie Mae Pool #FM9416 3.50% 7/1/2045 (h)	6,624		6,291
Fannie Mae Pool #AL8354 3.50% 10/1/2045 (h)	931		885
Fannie Mae Pool #AL8522 3.50% 5/1/2046 (h)	2,088		1,982
Fannie Mae Pool #BC7611 4.00% 5/1/2046 (h)	79		76
Fannie Mae Pool #AS8310 3.00% 11/1/2046 (h)	273		251

97	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BD9307 4.00% 11/1/2046 (h)	USD1,089	$1,053
Fannie Mae Pool #BD9699 3.50% 12/1/2046 (h)	1,207	1,137
Fannie Mae Pool #BE1290 3.50% 2/1/2047 (h)	1,785	1,685
Fannie Mae Pool #BM1179 3.00% 4/1/2047 (h)	358	328
Fannie Mae Pool #256975 7.00% 10/1/2047 (h)	2	2
Fannie Mae Pool #CA0770 3.50% 11/1/2047 (h)	1,182	1,110
Fannie Mae Pool #MA3211 4.00% 12/1/2047 (h)	1,788	1,734
Fannie Mae Pool #MA3277 4.00% 2/1/2048 (h)	7	7
Fannie Mae Pool #BK5255 4.00% 5/1/2048 (h)	8	7
Fannie Mae Pool #FM3278 3.50% 11/1/2048 (h)	12,659	11,913
Fannie Mae Pool #FM3280 3.50% 5/1/2049 (h)	1,711	1,626
Fannie Mae Pool #CA4756 3.00% 12/1/2049 (h)	1,341	1,215
Fannie Mae Pool #BN7443 2.50% 3/1/2050 (h)	30	26
Fannie Mae Pool #CA5968 2.50% 6/1/2050 (h)	4,327	3,740
Fannie Mae Pool #BP5576 2.50% 6/1/2050 (h)	414	351
Fannie Mae Pool #CA6168 2.50% 6/1/2050 (h)	298	253
Fannie Mae Pool #CA6593 2.50% 8/1/2050 (h)	9,745	8,426
Fannie Mae Pool #CA6987 2.00% 9/1/2050 (h)	515	418
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (h)	286	256
Fannie Mae Pool #CA7529 2.50% 10/1/2050 (h)	1,134	960
Fannie Mae Pool #BQ7589 2.00% 11/1/2050 (h)	2,292	1,856
Fannie Mae Pool #CA7737 2.50% 11/1/2050 (h)	7,872	6,762
Fannie Mae Pool #CA7599 2.50% 11/1/2050 (h)	1,248	1,082
Fannie Mae Pool #CA7743 2.50% 11/1/2050 (h)	685	581
Fannie Mae Pool #FM5309 2.50% 11/1/2050 (h)	38	33
Fannie Mae Pool #FM4897 3.00% 11/1/2050 (h)	10,867	9,832
Fannie Mae Pool #FM5218 2.00% 12/1/2050 (h)	3,688	2,993
Fannie Mae Pool #BQ7646 2.00% 12/1/2050 (h)	1,924	1,559
Fannie Mae Pool #BQ8497 2.00% 12/1/2050 (h)	1,584	1,285
Fannie Mae Pool #FS9792 4.50% 12/1/2050 (h)	920	914
Fannie Mae Pool #MA4237 2.00% 1/1/2051 (h)	4,967	4,057
Fannie Mae Pool #BR1283 2.00% 1/1/2051 (h)	196	159
Fannie Mae Pool #CA8513 2.50% 1/1/2051 (h)	1,079	916
Fannie Mae Pool #FS5929 2.50% 1/1/2051 (h)	759	643
Fannie Mae Pool #FM5944 2.50% 1/1/2051 (h)	74	63
Fannie Mae Pool #FS3550 2.50% 1/1/2051 (h)	28	23
Fannie Mae Pool #BR3255 2.00% 2/1/2051 (h)	5,851	4,750
Fannie Mae Pool #BR2689 2.00% 2/1/2051 (h)	1,860	1,506
Fannie Mae Pool #FM5963 2.00% 2/1/2051 (h)	1,806	1,467
Fannie Mae Pool #FM6332 2.00% 2/1/2051 (h)	328	265
Fannie Mae Pool #CA8828 2.50% 2/1/2051 (h)	3,067	2,642
Fannie Mae Pool #CA9289 2.50% 2/1/2051 (h)	370	314
Fannie Mae Pool #CA8962 2.50% 2/1/2051 (h)	59	50
Fannie Mae Pool #CB0290 2.00% 4/1/2051 (h)	3,989	3,253
Fannie Mae Pool #FS1086 2.00% 4/1/2051 (h)	1,708	1,383
Fannie Mae Pool #CA9494 2.50% 4/1/2051 (h)	93	79
Fannie Mae Pool #FM7407 2.50% 4/1/2051 (h)	40	34
Fannie Mae Pool #FM6810 3.00% 4/1/2051 (h)	5,630	4,987
Fannie Mae Pool #CB0191 3.00% 4/1/2051 (h)	4,366	3,899
Fannie Mae Pool #CB0193 3.00% 4/1/2051 (h)	529	473
Fannie Mae Pool #FM7751 2.00% 5/1/2051 (h)	1,943	1,573
Fannie Mae Pool #FM7411 2.00% 5/1/2051 (h)	1,933	1,565
Fannie Mae Pool #FM7222 2.50% 5/1/2051 (h)	4,751	4,022
Fannie Mae Pool #BR0999 2.50% 5/1/2051 (h)	1,336	1,131
Fannie Mae Pool #FM7304 2.50% 5/1/2051 (h)	365	309
Fannie Mae Pool #BR9324 2.50% 5/1/2051 (h)	227	192
Fannie Mae Pool #FM7408 2.50% 5/1/2051 (h)	137	116
Fannie Mae Pool #FM8114 2.00% 6/1/2051 (h)	2,078	1,682
Fannie Mae Pool #CB0910 2.50% 6/1/2051 (h)	33,828	28,636
Fannie Mae Pool #FM7740 2.50% 6/1/2051 (h)	9,006	7,624

American Funds Insurance Series	98

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM7909 3.00% 6/1/2051 (h)	USD397	$354
Fannie Mae Pool #MA4378 2.00% 7/1/2051 (h)	149	121
Fannie Mae Pool #FM9530 2.50% 7/1/2051 (h)	1,988	1,683
Fannie Mae Pool #CB1134 2.50% 7/1/2051 (h)	1,226	1,038
Fannie Mae Pool #FM8203 2.50% 7/1/2051 (h)	942	798
Fannie Mae Pool #FM8453 3.00% 8/1/2051 (h)	3,723	3,377
Fannie Mae Pool #CB1304 3.00% 8/1/2051 (h)	67	59
Fannie Mae Pool #BT7309 2.00% 9/1/2051 (h)	1,898	1,536
Fannie Mae Pool #FM8745 2.50% 9/1/2051 (h)	3,960	3,365
Fannie Mae Pool #FS1630 2.50% 9/1/2051 (h)	1,498	1,268
Fannie Mae Pool #BT7263 2.50% 9/1/2051 (h)	655	556
Fannie Mae Pool #BT4725 2.50% 9/1/2051 (h)	301	255
Fannie Mae Pool #BU0341 2.50% 9/1/2051 (h)	197	167
Fannie Mae Pool #BT9289 2.50% 9/1/2051 (h)	34	28
Fannie Mae Pool #FS5125 2.50% 10/1/2051 (h)	1,462	1,237
Fannie Mae Pool #CB1868 2.50% 10/1/2051 (h)	766	648
Fannie Mae Pool #FS3298 2.50% 10/1/2051 (h)	516	438
Fannie Mae Pool #BU2530 2.50% 10/1/2051 (h)	131	111
Fannie Mae Pool #FM9335 2.50% 10/1/2051 (h)	86	73
Fannie Mae Pool #BU0968 2.00% 11/1/2051 (h)	11,198	9,064
Fannie Mae Pool #MA4465 2.00% 11/1/2051 (h)	7,447	6,051
Fannie Mae Pool #BU1027 2.00% 11/1/2051 (h)	4,515	3,655
Fannie Mae Pool #CB2092 2.50% 11/1/2051 (h)	2,938	2,487
Fannie Mae Pool #BU2803 2.50% 11/1/2051 (h)	998	845
Fannie Mae Pool #CB2078 3.00% 11/1/2051 (h)	7,616	6,799
Fannie Mae Pool #MA4492 2.00% 12/1/2051 (h)	2,352	1,910
Fannie Mae Pool #CB2361 2.00% 12/1/2051 (h)	174	141
Fannie Mae Pool #FS2824 2.50% 12/1/2051 (h)	41,191	34,868
Fannie Mae Pool #CB2286 2.50% 12/1/2051 (h)	13,649	11,740
Fannie Mae Pool #CB2375 2.50% 12/1/2051 (h)	6,406	5,514
Fannie Mae Pool #CB2319 2.50% 12/1/2051 (h)	155	133
Fannie Mae Pool #BT9510 2.50% 12/1/2051 (h)	74	64
Fannie Mae Pool #BT9483 2.50% 12/1/2051 (h)	74	64
Fannie Mae Pool #CB2372 2.50% 12/1/2051 (h)	74	63
Fannie Mae Pool #BQ7006 2.00% 1/1/2052 (h)	2,869	2,331
Fannie Mae Pool #BU1450 2.00% 1/1/2052 (h)	1,189	965
Fannie Mae Pool #FS0235 2.50% 1/1/2052 (h)	7,061	5,977
Fannie Mae Pool #CB2555 2.50% 1/1/2052 (h)	982	831
Fannie Mae Pool #FP0038 2.50% 1/1/2052 (h)	713	605
Fannie Mae Pool #FS0392 2.50% 1/1/2052 (h)	695	589
Fannie Mae Pool #FS0174 2.50% 1/1/2052 (h)	405	343
Fannie Mae Pool #MA4512 2.50% 1/1/2052 (h)	119	101
Fannie Mae Pool #FS3549 2.50% 1/1/2052 (h)	63	53
Fannie Mae Pool #FS2534 2.50% 1/1/2052 (h)	23	20
Fannie Mae Pool #FS5613 2.50% 1/1/2052 (h)	22	18
Fannie Mae Pool #FS0182 3.00% 1/1/2052 (h)	9,435	8,425
Fannie Mae Pool #BV3076 2.00% 2/1/2052 (h)	6,414	5,193
Fannie Mae Pool #MA4547 2.00% 2/1/2052 (h)	4,953	4,020
Fannie Mae Pool #BT1968 2.00% 2/1/2052 (h)	1,800	1,458
Fannie Mae Pool #BV3083 2.00% 2/1/2052 (h)	963	780
Fannie Mae Pool #FS2660 2.50% 2/1/2052 (h)	8,024	6,805
Fannie Mae Pool #FS1080 2.50% 2/1/2052 (h)	1,897	1,606
Fannie Mae Pool #CB3888 2.50% 2/1/2052 (h)	949	805
Fannie Mae Pool #BV3674 2.50% 2/1/2052 (h)	675	574
Fannie Mae Pool #FS1885 2.50% 2/1/2052 (h)	657	557
Fannie Mae Pool #FS6380 2.50% 2/1/2052 (h)	548	465
Fannie Mae Pool #BV2784 2.50% 2/1/2052 (h)	141	120
Fannie Mae Pool #FS0647 3.00% 2/1/2052 (h)	51,302	46,443
Fannie Mae Pool #CB2913 3.50% 2/1/2052 (h)	2,077	1,926
Fannie Mae Pool #CB2912 3.50% 2/1/2052 (h)	38	35

99	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BV3101 2.00% 3/1/2052 (h)	USD2,845	$2,303
Fannie Mae Pool #CB3040 2.00% 3/1/2052 (h)	2,578	2,092
Fannie Mae Pool #FS1742 2.00% 3/1/2052 (h)	2,382	1,932
Fannie Mae Pool #MA4562 2.00% 3/1/2052 (h)	1,765	1,432
Fannie Mae Pool #BV4172 2.00% 3/1/2052 (h)	1,261	1,021
Fannie Mae Pool #BV4169 2.00% 3/1/2052 (h)	1,255	1,016
Fannie Mae Pool #FS1978 2.50% 3/1/2052 (h)	4,296	3,636
Fannie Mae Pool #BV4173 2.50% 3/1/2052 (h)	786	669
Fannie Mae Pool #CB3063 2.50% 3/1/2052 (h)	769	653
Fannie Mae Pool #CB3031 2.50% 3/1/2052 (h)	611	520
Fannie Mae Pool #BV4119 2.50% 3/1/2052 (h)	158	135
Fannie Mae Pool #CB3744 2.50% 3/1/2052 (h)	24	20
Fannie Mae Pool #FS0931 3.00% 3/1/2052 (h)	336	298
Fannie Mae Pool #BV3799 3.50% 3/1/2052 (h)	40	37
Fannie Mae Pool #MA4577 2.00% 4/1/2052 (h)	5,722	4,643
Fannie Mae Pool #FS1598 2.00% 4/1/2052 (h)	2,913	2,363
Fannie Mae Pool #CB3346 2.00% 4/1/2052 (h)	2,069	1,675
Fannie Mae Pool #BV4182 2.50% 4/1/2052 (h)	871	741
Fannie Mae Pool #BV5332 2.50% 4/1/2052 (h)	857	729
Fannie Mae Pool #FS1749 2.50% 4/1/2052 (h)	856	728
Fannie Mae Pool #BU9507 2.50% 4/1/2052 (h)	157	134
Fannie Mae Pool #BV5370 2.50% 4/1/2052 (h)	134	114
Fannie Mae Pool #BV6683 3.50% 4/1/2052 (h)	23	21
Fannie Mae Pool #CB3379 4.00% 4/1/2052 (h)	615	587
Fannie Mae Pool #FS9189 2.00% 5/1/2052 (h)	9,376	7,619
Fannie Mae Pool #BT2353 2.00% 5/1/2052 (h)	998	808
Fannie Mae Pool #BV9644 2.50% 5/1/2052 (h)	898	764
Fannie Mae Pool #MA4598 2.50% 5/1/2052 (h)	836	711
Fannie Mae Pool #BW2204 2.50% 5/1/2052 (h)	151	128
Fannie Mae Pool #BW0462 2.50% 5/1/2052 (h)	151	128
Fannie Mae Pool #BV8592 2.50% 5/1/2052 (h)	110	93
Fannie Mae Pool #FS5033 2.50% 5/1/2052 (h)	40	34
Fannie Mae Pool #BU8818 3.50% 5/1/2052 (h)	2,584	2,396
Fannie Mae Pool #CB3597 3.50% 5/1/2052 (h)	44	41
Fannie Mae Pool #FS7329 2.00% 6/1/2052 (h)	2,335	1,892
Fannie Mae Pool #FS9860 2.00% 6/1/2052 (h)	1,940	1,571
Fannie Mae Pool #FS6605 2.00% 6/1/2052 (h)	690	559
Fannie Mae Pool #MA4623 2.50% 6/1/2052 (h)	1,413	1,202
Fannie Mae Pool #FS6634 3.00% 6/1/2052 (h)	324	287
Fannie Mae Pool #FS3546 3.50% 6/1/2052 (h)	38	35
Fannie Mae Pool #MA4626 4.00% 6/1/2052 (h)	5,004	4,778
Fannie Mae Pool #CB4021 4.00% 6/1/2052 (h)	1,272	1,214
Fannie Mae Pool #BW2918 4.50% 6/1/2052 (h)	4,482	4,398
Fannie Mae Pool #FS6986 2.00% 7/1/2052 (h)	4,816	3,904
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (h)	59,903	50,708
Fannie Mae Pool #FS7879 2.50% 7/1/2052 (h)	14,208	12,049
Fannie Mae Pool #FS6631 2.50% 7/1/2052 (h)	162	138
Fannie Mae Pool #CB4315 3.00% 7/1/2052 (h)	99	88
Fannie Mae Pool #CB4123 4.00% 7/1/2052 (h)	22	21
Fannie Mae Pool #BV7912 2.50% 8/1/2052 (h)	154	131
Fannie Mae Pool #BV8015 2.50% 8/1/2052 (h)	92	79
Fannie Mae Pool #FA2841 3.00% 8/1/2052 (h)	2,291	2,029
Fannie Mae Pool #BW1192 4.50% 9/1/2052 (h)	545	537
Fannie Mae Pool #CB4620 5.00% 9/1/2052 (h)	862	868
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (h)	15,984	12,983
Fannie Mae Pool #BX2841 4.00% 10/1/2052 (h)	15	14
Fannie Mae Pool #CB4852 4.50% 10/1/2052 (h)	9,021	8,845
Fannie Mae Pool #BX0097 4.50% 10/1/2052 (h)	832	817
Fannie Mae Pool #MA4785 5.00% 10/1/2052 (h)	388	390
Fannie Mae Pool #BX0463 4.00% 11/1/2052 (h)	866	826

American Funds Insurance Series	100

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BW1299 4.00% 11/1/2052 (h)	USD862	$823
Fannie Mae Pool #MA4805 4.50% 11/1/2052 (h)	9,335	9,152
Fannie Mae Pool #FS5554 4.50% 11/1/2052 (h)	2,582	2,534
Fannie Mae Pool #CB5764 2.50% 12/1/2052 (h)	873	740
Fannie Mae Pool #MA4842 5.50% 12/1/2052 (h)	2,212	2,255
Fannie Mae Pool #BW5062 4.00% 1/1/2053 (h)	21	20
Fannie Mae Pool #FS5520 4.50% 1/1/2053 (h)	2,562	2,512
Fannie Mae Pool #BX3263 4.00% 2/1/2053 (h)	560	535
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (h)	907	921
Fannie Mae Pool #FS8509 3.50% 3/1/2053 (h)	282	261
Fannie Mae Pool #BW5000 4.00% 3/1/2053 (h)	887	847
Fannie Mae Pool #FS4191 5.50% 3/1/2053 (h)	2,321	2,372
Fannie Mae Pool #BX9358 4.00% 4/1/2053 (h)	301	287
Fannie Mae Pool #MA4978 5.00% 4/1/2053 (h)	2,028	2,032
Fannie Mae Pool #MA5027 4.00% 5/1/2053 (h)	6,645	6,336
Fannie Mae Pool #MA5009 5.00% 5/1/2053 (h)	10,165	10,195
Fannie Mae Pool #FS4563 5.00% 5/1/2053 (h)	662	665
Fannie Mae Pool #FS4840 5.50% 5/1/2053 (h)	896	910
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (h)	157	160
Fannie Mae Pool #FS4736 6.50% 5/1/2053 (h)	211	220
Fannie Mae Pool #MA5063 2.50% 6/1/2053 (h)	290	245
Fannie Mae Pool #BW9618 3.00% 6/1/2053 (h)	279	247
Fannie Mae Pool #MA5038 5.00% 6/1/2053 (h)	22,288	22,347
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (h)	564	574
Fannie Mae Pool #CB6491 6.50% 6/1/2053 (h)	1,105	1,158
Fannie Mae Pool #CB6490 6.50% 6/1/2053 (h)	402	419
Fannie Mae Pool #CB6468 6.50% 6/1/2053 (h)	312	327
Fannie Mae Pool #FS7823 2.00% 7/1/2053 (h)	11,111	9,008
Fannie Mae Pool #FS9167 2.50% 7/1/2053 (h)	811	688
Fannie Mae Pool #FS6632 2.50% 7/1/2053 (h)	758	643
Fannie Mae Pool #MA5089 4.00% 7/1/2053 (h)	8,193	7,791
Fannie Mae Pool #MA5070 4.50% 7/1/2053 (h)	13,301	13,030
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (h)	2,137	2,174
Fannie Mae Pool #MA5107 5.50% 8/1/2053 (h)	93	95
Fannie Mae Pool #CB7104 5.50% 9/1/2053 (h)	5,144	5,247
Fannie Mae Pool #MA5139 6.00% 9/1/2053 (h)	17,413	17,924
Fannie Mae Pool #MA5165 5.50% 10/1/2053 (h)	1,621	1,649
Fannie Mae Pool #MA5166 6.00% 10/1/2053 (h)	3,950	4,066
Fannie Mae Pool #BY1418 4.00% 11/1/2053 (h)	13,131	12,499
Fannie Mae Pool #MA5207 4.00% 11/1/2053 (h)	12,922	12,314
Fannie Mae Pool #FS6838 5.50% 11/1/2053 (h)	3,788	3,852
Fannie Mae Pool #MA5191 6.00% 11/1/2053 (h)	6,118	6,297
Fannie Mae Pool #MA5192 6.50% 11/1/2053 (h)	27	28
Fannie Mae Pool #MA5262 3.50% 12/1/2053 (h)	33	31
Fannie Mae Pool #BY1448 4.00% 12/1/2053 (h)	10,954	10,413
Fannie Mae Pool #FS6668 5.50% 12/1/2053 (h)	260	264
Fannie Mae Pool #MA5247 6.00% 1/1/2054 (h)	144	148
Fannie Mae Pool #FS6873 6.50% 1/1/2054 (h)	6,339	6,599
Fannie Mae Pool #FS6767 6.50% 1/1/2054 (h)	1,895	1,987
Fannie Mae Pool #BY1343 4.00% 2/1/2054 (h)	12,268	11,652
Fannie Mae Pool #FS7990 4.00% 2/1/2054 (h)	1,869	1,783
Fannie Mae Pool #MA5271 5.50% 2/1/2054 (h)	575	584
Fannie Mae Pool #FS6809 5.50% 2/1/2054 (h)	504	512
Fannie Mae Pool #CB7932 6.00% 2/1/2054 (h)	3,043	3,135
Fannie Mae Pool #CB7933 6.50% 2/1/2054 (h)	1,800	1,871
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (h)	10,411	10,571
Fannie Mae Pool #CB8151 5.50% 3/1/2054 (h)	4,423	4,499
Fannie Mae Pool #CB8163 6.00% 3/1/2054 (h)	805	831
Fannie Mae Pool #MA5295 6.00% 3/1/2054 (h)	783	805
Fannie Mae Pool #CB8168 6.00% 3/1/2054 (h)	8	8

101	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB8337 5.50% 4/1/2054 (h)	USD6,917	$7,037
Fannie Mae Pool #MA5388 5.50% 6/1/2054 (h)	1,025	1,040
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (h)	1,833	1,885
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (h)	936	972
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (h)	931	960
Fannie Mae Pool #FS8223 6.00% 6/1/2054 (h)	831	857
Fannie Mae Pool #FS8219 6.00% 6/1/2054 (h)	754	781
Fannie Mae Pool #FP0128 6.50% 6/1/2054 (h)	1,843	1,916
Fannie Mae Pool #CB8725 6.50% 6/1/2054 (h)	909	948
Fannie Mae Pool #DB5480 6.50% 6/1/2054 (h)	51	54
Fannie Mae Pool #DB5213 5.50% 7/1/2054 (h)	5,332	5,414
Fannie Mae Pool #CB8842 5.50% 7/1/2054 (h)	2,307	2,353
Fannie Mae Pool #BU4699 5.50% 7/1/2054 (h)	1,398	1,426
Fannie Mae Pool #MA5421 6.00% 7/1/2054 (h)	10,396	10,680
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (h)	1,133	1,164
Fannie Mae Pool #DB7039 6.00% 7/1/2054 (h)	646	667
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (h)	415	428
Fannie Mae Pool #BU4791 6.00% 7/1/2054 (h)	112	115
Fannie Mae Pool #FS8619 6.50% 7/1/2054 (h)	4,088	4,294
Fannie Mae Pool #FS8607 6.50% 7/1/2054 (h)	3,177	3,327
Fannie Mae Pool #CB8872 6.50% 7/1/2054 (h)	1,383	1,448
Fannie Mae Pool #CB8876 6.50% 7/1/2054 (h)	379	396
Fannie Mae Pool #FS8317 6.50% 7/1/2054 (h)	229	240
Fannie Mae Pool #CB8977 5.00% 8/1/2054 (h)	401	402
Fannie Mae Pool #DB7783 5.50% 8/1/2054 (h)	1,368	1,391
Fannie Mae Pool #MA5445 6.00% 8/1/2054 (h)	7,916	8,133
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (h)	2,684	2,787
Fannie Mae Pool #FS8758 6.00% 8/1/2054 (h)	1,347	1,388
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (h)	1,197	1,234
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (h)	1,088	1,125
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (h)	1,053	1,082
Fannie Mae Pool #BU4968 6.00% 8/1/2054 (h)	854	877
Fannie Mae Pool #DB7687 6.00% 8/1/2054 (h)	308	319
Fannie Mae Pool #DB7690 6.00% 8/1/2054 (h)	260	270
Fannie Mae Pool #DC0296 6.00% 8/1/2054 (h)	248	259
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (h)	3,859	4,011
Fannie Mae Pool #CB9071 6.50% 8/1/2054 (h)	1,451	1,518
Fannie Mae Pool #FS8783 6.50% 8/1/2054 (h)	1,212	1,270
Fannie Mae Pool #MA5467 4.00% 9/1/2054 (h)	1,162	1,103
Fannie Mae Pool #CB9210 5.50% 9/1/2054 (h)	3,687	3,744
Fannie Mae Pool #FS9025 5.50% 9/1/2054 (h)	2,297	2,345
Fannie Mae Pool #CB9146 5.50% 9/1/2054 (h)	2,080	2,120
Fannie Mae Pool #BU4946 5.50% 9/1/2054 (h)	1,072	1,088
Fannie Mae Pool #FS8866 6.00% 9/1/2054 (h)	2,704	2,796
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (h)	372	382
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (h)	183	188
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (h)	11,790	12,256
Fannie Mae Pool #MA5494 4.00% 10/1/2054 (h)	2,115	2,008
Fannie Mae Pool #DC4862 4.00% 10/1/2054 (h)	494	470
Fannie Mae Pool #DC3877 6.00% 10/1/2054 (h)	492	506
Fannie Mae Pool #MA5498 6.00% 10/1/2054 (h)	114	117
Fannie Mae Pool #FS9439 3.50% 11/1/2054 (h)	905	839
Fannie Mae Pool #DC5642 4.00% 11/1/2054 (h)	1,665	1,585
Fannie Mae Pool #DB7429 4.00% 11/1/2054 (h)	1,059	1,006
Fannie Mae Pool #BU5165 5.50% 11/1/2054 (h)	1,812	1,846
Fannie Mae Pool #DC6894 5.50% 11/1/2054 (h)	498	505
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (h)	285	289
Fannie Mae Pool #BU5361 5.00% 12/1/2054 (h)	980	983
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (h)	83	83
Fannie Mae Pool #CB9616 5.50% 12/1/2054 (h)	1,406	1,432

American Funds Insurance Series	102

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FA0287 6.00% 12/1/2054 (h)	USD23,968		$24,641
Fannie Mae Pool #DC7035 6.00% 12/1/2054 (h)	2,749		2,824
Fannie Mae Pool #DC7823 6.00% 12/1/2054 (h)	273		281
Fannie Mae Pool #MA5583 4.00% 1/1/2055 (h)	822		780
Fannie Mae Pool #CB9736 4.50% 1/1/2055 (h)	13,465		13,156
Fannie Mae Pool #CB9737 5.00% 1/1/2055 (h)	1,773		1,779
Fannie Mae Pool #MA5587 6.00% 1/1/2055 (h)	4,294		4,412
Fannie Mae Pool #DD0835 6.00% 1/1/2055 (h)	2,640		2,712
Fannie Mae Pool #MA5635 3.50% 2/1/2055 (h)	–	(d)	–	(d)
Fannie Mae Pool #MA5612 4.50% 2/1/2055 (h)	214		209
Fannie Mae Pool #FA0608 5.50% 2/1/2055 (h)	1,673		1,698
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (h)	18,858		19,373
Fannie Mae Pool #MA5643 4.00% 3/1/2055 (h)	1,500		1,424
Fannie Mae Pool #MB0304 4.00% 3/1/2055 (h)	910		864
Fannie Mae Pool #MA5644 4.50% 3/1/2055 (h)	11,592		11,326
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (h)	6,556		6,736
Fannie Mae Pool #190445 6.50% 3/1/2055 (h)	40,481		42,078
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (h)	29,589		30,774
Fannie Mae Pool #MA5670 4.00% 4/1/2055 (h)	4,987		4,735
Fannie Mae Pool #MA5671 4.50% 4/1/2055 (h)	12,283		12,001
Fannie Mae Pool #DD6453 5.50% 4/1/2055 (h)	190		193
Fannie Mae Pool #MA5674 6.00% 4/1/2055 (h)	8,403		8,634
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (h)	282		290
Fannie Mae Pool #DD4459 6.00% 4/1/2055 (h)	277		285
Fannie Mae Pool #DD6102 4.00% 5/1/2055 (h)	414		393
Fannie Mae Pool #MA5697 4.00% 5/1/2055 (h)	162		154
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (h)	16,971		17,438
Fannie Mae Pool #MA5735 5.50% 6/1/2055 (h)	5,642		5,726
Fannie Mae Pool #MA5761 6.00% 7/1/2055 (h)	2,388		2,454
Fannie Mae Pool #DE2192 6.00% 7/1/2055 (h)	1,206		1,239
Fannie Mae Pool #DD9889 6.00% 7/1/2055 (h)	957		984
Fannie Mae Pool #MA5762 6.50% 7/1/2055 (h)	14,216		14,775
Fannie Mae Pool #FA2842 6.50% 7/1/2055 (h)	9,839		10,233
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (h)	1,763		1,788
Fannie Mae Pool #MA5793 6.00% 8/1/2055 (h)	2,066		2,123
Fannie Mae Pool #CC0879 6.00% 8/1/2055 (h)	1,184		1,232
Fannie Mae Pool #BV6044 3.50% 9/1/2055 (h)	2,000		1,854
Fannie Mae Pool #MA5822 5.50% 9/1/2055 (h)	4,496		4,562
Fannie Mae Pool #BV6254 4.00% 10/1/2055 (h)	592		562
Fannie Mae Pool #MA5876 4.00% 11/1/2055 (h)	1,294		1,228
Fannie Mae Pool #DF3744 4.00% 11/1/2055 (h)	550		522
Fannie Mae Pool #MA5907 4.00% 12/1/2055 (h)	447		424
Fannie Mae Pool #MA5942 4.00% 1/1/2056 (h)	442		419
Fannie Mae Pool #BF0133 4.00% 8/1/2056 (h)	5,242		4,991
Fannie Mae Pool #BM6736 4.50% 11/1/2059 (h)	9,003		8,883
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (h)	3,211		2,799
Fannie Mae Pool #BF0546 2.50% 7/1/2061 (h)	8,932		7,368
Fannie Mae Pool #BF0762 3.00% 9/1/2063 (h)	731		632
Fannie Mae Pool #BF0784 3.50% 12/1/2063 (h)	3,094		2,816
Fannie Mae Pool #BF0786 4.00% 12/1/2063 (h)	3,366		3,175
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041 (h)	18		19
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041 (h)	50		52
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036 (h)	23		21
Freddie Mac Pool #C91912 3.00% 2/1/2037 (h)	6,741		6,425
Freddie Mac Pool #SB0649 2.50% 4/1/2037 (h)	173		163
Freddie Mac Pool #SB1388 2.50% 1/1/2038 (h)	48		45
Freddie Mac Pool #G03978 5.00% 3/1/2038 (h)	282		290
Freddie Mac Pool #G04553 6.50% 9/1/2038 (h)	35		38
Freddie Mac Pool #G08347 4.50% 6/1/2039 (h)	41		42
Freddie Mac Pool #RB5071 2.00% 9/1/2040 (h)	17,345		15,228

103	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #C03518 5.00% 9/1/2040 (h)	USD398	$410
Freddie Mac Pool #Q05807 4.00% 1/1/2042 (h)	1,161	1,138
Freddie Mac Pool #Q23185 4.00% 11/1/2043 (h)	776	760
Freddie Mac Pool #Q23190 4.00% 11/1/2043 (h)	510	499
Freddie Mac Pool #760014 4.632% 8/1/2045 (h)(i)	135	135
Freddie Mac Pool #Q37988 4.00% 12/1/2045 (h)	3,402	3,305
Freddie Mac Pool #G60344 4.00% 12/1/2045 (h)	3,205	3,122
Freddie Mac Pool #Z40130 3.00% 1/1/2046 (h)	3,124	2,905
Freddie Mac Pool #Q41090 4.50% 6/1/2046 (h)	169	168
Freddie Mac Pool #Q41909 4.50% 7/1/2046 (h)	149	149
Freddie Mac Pool #760015 4.021% 1/1/2047 (h)(i)	320	315
Freddie Mac Pool #Q46021 3.50% 2/1/2047 (h)	1,036	979
Freddie Mac Pool #SI2002 4.00% 3/1/2048 (h)	1,757	1,699
Freddie Mac Pool #Z40273 4.50% 10/1/2048 (h)	1,496	1,489
Freddie Mac Pool #RA3055 2.50% 7/1/2050 (h)	724	614
Freddie Mac Pool #SI2046 2.50% 8/1/2050 (h)	2,467	2,095
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (h)	279	249
Freddie Mac Pool #SD8106 2.00% 11/1/2050 (h)	24,391	19,925
Freddie Mac Pool #SD7528 2.00% 11/1/2050 (h)	14,020	11,609
Freddie Mac Pool #RA3952 2.00% 11/1/2050 (h)	1,958	1,589
Freddie Mac Pool #QB7306 2.00% 1/1/2051 (h)	1,755	1,420
Freddie Mac Pool #QB8422 2.00% 2/1/2051 (h)	2,154	1,743
Freddie Mac Pool #QB8934 2.50% 2/1/2051 (h)	56	47
Freddie Mac Pool #RA4542 2.50% 2/1/2051 (h)	23	20
Freddie Mac Pool #SI2108 2.50% 4/1/2051 (h)	57	48
Freddie Mac Pool #RA5288 2.00% 5/1/2051 (h)	25,274	20,734
Freddie Mac Pool #SD3984 2.00% 5/1/2051 (h)	1,958	1,585
Freddie Mac Pool #RA5155 2.00% 5/1/2051 (h)	51	41
Freddie Mac Pool #SD1852 2.50% 6/1/2051 (h)	396	336
Freddie Mac Pool #SD0862 2.50% 6/1/2051 (h)	51	43
Freddie Mac Pool #SD3095 2.50% 7/1/2051 (h)	640	542
Freddie Mac Pool #SD7544 3.00% 7/1/2051 (h)	318	287
Freddie Mac Pool #SD8160 2.00% 8/1/2051 (h)	764	622
Freddie Mac Pool #QC5527 2.50% 8/1/2051 (h)	857	725
Freddie Mac Pool #QC5857 3.00% 8/1/2051 (h)	322	286
Freddie Mac Pool #RA5782 2.50% 9/1/2051 (h)	7,934	6,858
Freddie Mac Pool #SD7545 2.50% 9/1/2051 (h)	5,449	4,723
Freddie Mac Pool #RA5759 2.50% 9/1/2051 (h)	1,377	1,166
Freddie Mac Pool #SD2963 2.50% 9/1/2051 (h)	1,093	925
Freddie Mac Pool #SD5485 2.50% 9/1/2051 (h)	46	39
Freddie Mac Pool #RA5971 3.00% 9/1/2051 (h)	5,282	4,768
Freddie Mac Pool #QC6456 3.00% 9/1/2051 (h)	600	532
Freddie Mac Pool #RA5841 3.00% 9/1/2051 (h)	93	83
Freddie Mac Pool #RA6136 2.50% 10/1/2051 (h)	6,616	5,600
Freddie Mac Pool #QC8196 2.50% 10/1/2051 (h)	298	252
Freddie Mac Pool #SD0734 3.00% 10/1/2051 (h)	144	130
Freddie Mac Pool #QD1841 2.00% 11/1/2051 (h)	3,564	2,888
Freddie Mac Pool #QD2256 3.00% 11/1/2051 (h)	781	693
Freddie Mac Pool #SD8182 2.00% 12/1/2051 (h)	1,565	1,270
Freddie Mac Pool #SD1605 2.50% 12/1/2051 (h)	16,714	14,149
Freddie Mac Pool #RA6483 2.50% 12/1/2051 (h)	5,300	4,562
Freddie Mac Pool #QD3619 2.50% 12/1/2051 (h)	2,929	2,485
Freddie Mac Pool #QD2923 2.50% 12/1/2051 (h)	153	130
Freddie Mac Pool #QD6009 2.00% 1/1/2052 (h)	206	166
Freddie Mac Pool #SD0838 2.00% 1/1/2052 (h)	74	60
Freddie Mac Pool #SD2629 2.50% 1/1/2052 (h)	2,530	2,148
Freddie Mac Pool #SD7552 2.50% 1/1/2052 (h)	1,888	1,631
Freddie Mac Pool #RA6614 2.50% 1/1/2052 (h)	882	751
Freddie Mac Pool #SD0853 2.50% 1/1/2052 (h)	24	20
Freddie Mac Pool #QD5662 3.00% 1/1/2052 (h)	1,983	1,759

American Funds Insurance Series	104

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD0813 3.00% 1/1/2052 (h)	USD269	$242
Freddie Mac Pool #RA6771 2.00% 2/1/2052 (h)	4,236	3,429
Freddie Mac Pool #QD7414 2.00% 2/1/2052 (h)	1,623	1,315
Freddie Mac Pool #RA6114 2.00% 2/1/2052 (h)	1,548	1,253
Freddie Mac Pool #QD5748 2.00% 2/1/2052 (h)	829	671
Freddie Mac Pool #SD8193 2.00% 2/1/2052 (h)	800	650
Freddie Mac Pool #QD7312 2.50% 2/1/2052 (h)	512	436
Freddie Mac Pool #QD6848 2.50% 2/1/2052 (h)	66	56
Freddie Mac Pool #QD7089 3.50% 2/1/2052 (h)	813	757
Freddie Mac Pool #SD4526 2.00% 3/1/2052 (h)	7,311	5,925
Freddie Mac Pool #SD5343 2.00% 3/1/2052 (h)	3,659	2,966
Freddie Mac Pool #SD8199 2.00% 3/1/2052 (h)	2,808	2,279
Freddie Mac Pool #QD7772 2.00% 3/1/2052 (h)	1,702	1,378
Freddie Mac Pool #QD8408 2.00% 3/1/2052 (h)	1,054	855
Freddie Mac Pool #QD8103 2.00% 3/1/2052 (h)	823	667
Freddie Mac Pool #QD8820 2.00% 3/1/2052 (h)	249	201
Freddie Mac Pool #SD5745 2.00% 3/1/2052 (h)	54	44
Freddie Mac Pool #QD9460 2.50% 3/1/2052 (h)	775	659
Freddie Mac Pool #RA7091 2.50% 3/1/2052 (h)	28	24
Freddie Mac Pool #QD7983 3.50% 3/1/2052 (h)	456	423
Freddie Mac Pool #SD8204 2.00% 4/1/2052 (h)	2,852	2,314
Freddie Mac Pool #QD9950 2.00% 4/1/2052 (h)	1,682	1,362
Freddie Mac Pool #QD9791 2.00% 4/1/2052 (h)	1,527	1,237
Freddie Mac Pool #QE0312 2.00% 4/1/2052 (h)	1,023	828
Freddie Mac Pool #QD9907 2.50% 4/1/2052 (h)	762	649
Freddie Mac Pool #QE0812 2.50% 4/1/2052 (h)	577	490
Freddie Mac Pool #QE1005 2.50% 4/1/2052 (h)	335	284
Freddie Mac Pool #RA7177 2.50% 4/1/2052 (h)	133	112
Freddie Mac Pool #SD3478 2.50% 4/1/2052 (h)	107	91
Freddie Mac Pool #SD7554 2.50% 4/1/2052 (h)	73	63
Freddie Mac Pool #QD9765 2.50% 4/1/2052 (h)	27	23
Freddie Mac Pool #QE0744 3.50% 4/1/2052 (h)	349	323
Freddie Mac Pool #QE1578 2.50% 5/1/2052 (h)	802	682
Freddie Mac Pool #QE2020 2.50% 5/1/2052 (h)	153	130
Freddie Mac Pool #QE2111 2.50% 5/1/2052 (h)	113	96
Freddie Mac Pool #QE3448 2.50% 5/1/2052 (h)	24	20
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (h)	28,843	25,619
Freddie Mac Pool #SD4807 2.00% 6/1/2052 (h)	3,427	2,786
Freddie Mac Pool #SD8220 3.00% 6/1/2052 (h)	14,498	12,856
Freddie Mac Pool #SD6203 3.00% 6/1/2052 (h)	282	250
Freddie Mac Pool #QE4383 4.00% 6/1/2052 (h)	1,748	1,669
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (h)	10,697	9,055
Freddie Mac Pool #SD5368 2.50% 7/1/2052 (h)	2,478	2,102
Freddie Mac Pool #SD4815 2.50% 7/1/2052 (h)	336	285
Freddie Mac Pool #SD8225 3.00% 7/1/2052 (h)	28,640	25,396
Freddie Mac Pool #QE8277 3.50% 7/1/2052 (h)	36	34
Freddie Mac Pool #SD7556 3.00% 8/1/2052 (h)	1,110	994
Freddie Mac Pool #QE7976 4.50% 8/1/2052 (h)	34,523	34,040
Freddie Mac Pool #QE8579 4.50% 8/1/2052 (h)	157	154
Freddie Mac Pool #SD8262 2.50% 9/1/2052 (h)	839	713
Freddie Mac Pool #RA8252 2.50% 9/1/2052 (h)	712	607
Freddie Mac Pool #SD1581 2.50% 9/1/2052 (h)	96	82
Freddie Mac Pool #QF0925 3.00% 9/1/2052 (h)	1,857	1,646
Freddie Mac Pool #QF0212 4.50% 9/1/2052 (h)	687	674
Freddie Mac Pool #QE9497 4.50% 9/1/2052 (h)	161	158
Freddie Mac Pool #SD1608 4.50% 9/1/2052 (h)	101	99
Freddie Mac Pool #RA7938 5.00% 9/1/2052 (h)	875	879
Freddie Mac Pool #QF2023 4.00% 10/1/2052 (h)	28	27
Freddie Mac Pool #QF1236 4.50% 10/1/2052 (h)	997	978
Freddie Mac Pool #SD2465 4.50% 10/1/2052 (h)	67	66

105	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8266 4.50% 11/1/2052 (h)	USD2,573	$2,523
Freddie Mac Pool #SD8276 5.00% 12/1/2052 (h)	4,928	4,937
Freddie Mac Pool #QF5938 2.50% 1/1/2053 (h)	221	187
Freddie Mac Pool #SD8303 2.50% 1/1/2053 (h)	68	58
Freddie Mac Pool #SD8287 4.50% 1/1/2053 (h)	11,528	11,302
Freddie Mac Pool #RA8625 2.50% 2/1/2053 (h)	916	777
Freddie Mac Pool #SD8297 4.00% 2/1/2053 (h)	1,774	1,685
Freddie Mac Pool #RA8676 2.50% 3/1/2053 (h)	655	556
Freddie Mac Pool #SD8305 4.00% 3/1/2053 (h)	2,159	2,061
Freddie Mac Pool #SD2716 5.00% 4/1/2053 (h)	1,008	1,013
Freddie Mac Pool #SD8321 4.00% 5/1/2053 (h)	9,888	9,394
Freddie Mac Pool #RA8647 4.50% 5/1/2053 (h)	69	68
Freddie Mac Pool #SD8323 5.00% 5/1/2053 (h)	9,024	9,040
Freddie Mac Pool #SD8338 4.00% 6/1/2053 (h)	2,887	2,743
Freddie Mac Pool #SD8329 5.00% 6/1/2053 (h)	3,457	3,462
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (h)	2,536	2,580
Freddie Mac Pool #RA9294 6.50% 6/1/2053 (h)	531	556
Freddie Mac Pool #RA9292 6.50% 6/1/2053 (h)	461	483
Freddie Mac Pool #RA9288 6.50% 6/1/2053 (h)	437	462
Freddie Mac Pool #RA9289 6.50% 6/1/2053 (h)	430	453
Freddie Mac Pool #RA9287 6.50% 6/1/2053 (h)	301	318
Freddie Mac Pool #RA9290 6.50% 6/1/2053 (h)	241	254
Freddie Mac Pool #RA9291 6.50% 6/1/2053 (h)	147	153
Freddie Mac Pool #RA9295 6.50% 6/1/2053 (h)	136	146
Freddie Mac Pool #SD3417 2.50% 7/1/2053 (h)	844	717
Freddie Mac Pool #SD8356 3.00% 7/1/2053 (h)	1,684	1,492
Freddie Mac Pool #SD8353 4.00% 7/1/2053 (h)	7,856	7,462
Freddie Mac Pool #SD8341 5.00% 7/1/2053 (h)	27	27
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (h)	7,840	7,977
Freddie Mac Pool #SD3432 6.00% 7/1/2053 (h)	654	682
Freddie Mac Pool #SD8359 3.50% 8/1/2053 (h)	252	234
Freddie Mac Pool #QH1153 4.00% 9/1/2053 (h)	339	326
Freddie Mac Pool #SD8362 5.50% 9/1/2053 (h)	24,494	24,916
Freddie Mac Pool #SD4550 2.50% 10/1/2053 (h)	812	689
Freddie Mac Pool #SD4077 2.50% 10/1/2053 (h)	99	84
Freddie Mac Pool #SD4053 6.00% 10/1/2053 (h)	4,194	4,321
Freddie Mac Pool #SD8390 4.00% 11/1/2053 (h)	24	23
Freddie Mac Pool #SD4977 5.00% 11/1/2053 (h)	83,473	83,578
Freddie Mac Pool #SD8372 5.50% 11/1/2053 (h)	21,615	21,935
Freddie Mac Pool #RJ0326 6.50% 11/1/2053 (h)	670	698
Freddie Mac Pool #SD8374 6.50% 11/1/2053 (h)	35	36
Freddie Mac Pool #SD8396 6.00% 1/1/2054 (h)	42	44
Freddie Mac Pool #SD4693 6.50% 1/1/2054 (h)	494	516
Freddie Mac Pool #RJ0854 6.50% 1/1/2054 (h)	264	275
Freddie Mac Pool #QI0231 5.00% 2/1/2054 (h)	38	38
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (h)	399	406
Freddie Mac Pool #SD8402 6.00% 2/1/2054 (h)	10,952	11,261
Freddie Mac Pool #RJ1871 4.00% 3/1/2054 (h)	299	284
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (h)	10,736	10,901
Freddie Mac Pool #RJ1015 6.50% 3/1/2054 (h)	101	105
Freddie Mac Pool #QI3548 4.00% 4/1/2054 (h)	664	630
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (h)	1,452	1,484
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (h)	1,070	1,088
Freddie Mac Pool #QI3333 6.00% 4/1/2054 (h)	343	357
Freddie Mac Pool #RJ1417 5.50% 5/1/2054 (h)	14,898	15,226
Freddie Mac Pool #RJ1419 5.50% 5/1/2054 (h)	7,316	7,436
Freddie Mac Pool #RJ1448 5.50% 5/1/2054 (h)	2,917	2,965
Freddie Mac Pool #SD5692 6.00% 5/1/2054 (h)	484	504
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (h)	413	422
Freddie Mac Pool #RJ1785 6.00% 6/1/2054 (h)	1,550	1,604

American Funds Insurance Series	106

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RJ1779 6.00% 6/1/2054 (h)	USD1,097	$1,141
Freddie Mac Pool #RJ1797 6.50% 6/1/2054 (h)	1,489	1,550
Freddie Mac Pool #RJ1725 6.50% 6/1/2054 (h)	454	479
Freddie Mac Pool #QI8825 5.00% 7/1/2054 (h)	1,882	1,880
Freddie Mac Pool #SD8446 5.50% 7/1/2054 (h)	932	946
Freddie Mac Pool #QI8872 5.50% 7/1/2054 (h)	705	719
Freddie Mac Pool #RJ1963 5.50% 7/1/2054 (h)	611	623
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (h)	5,767	5,925
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (h)	2,703	2,789
Freddie Mac Pool #SD5896 6.00% 7/1/2054 (h)	614	633
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (h)	179	184
Freddie Mac Pool #SD8448 6.50% 7/1/2054 (h)	9,848	10,237
Freddie Mac Pool #RJ1986 6.50% 7/1/2054 (h)	4,305	4,481
Freddie Mac Pool #SD5905 6.50% 7/1/2054 (h)	1,824	1,910
Freddie Mac Pool #RJ2193 5.00% 8/1/2054 (h)	335	336
Freddie Mac Pool #RJ2241 5.00% 8/1/2054 (h)	238	238
Freddie Mac Pool #RJ2195 5.00% 8/1/2054 (h)	213	213
Freddie Mac Pool #RJ2200 5.50% 8/1/2054 (h)	5,901	6,000
Freddie Mac Pool #RJ2206 5.50% 8/1/2054 (h)	3,678	3,742
Freddie Mac Pool #RJ2243 5.50% 8/1/2054 (h)	3,436	3,499
Freddie Mac Pool #SD6286 5.50% 8/1/2054 (h)	1,078	1,102
Freddie Mac Pool #RJ2203 5.50% 8/1/2054 (h)	618	630
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (h)	5,363	5,510
Freddie Mac Pool #RJ2212 6.00% 8/1/2054 (h)	2,685	2,796
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (h)	2,546	2,624
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (h)	1,659	1,715
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (h)	860	885
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (h)	208	214
Freddie Mac Pool #SD8455 6.50% 8/1/2054 (h)	2,356	2,449
Freddie Mac Pool #RJ2222 6.50% 8/1/2054 (h)	1,562	1,635
Freddie Mac Pool #RJ2247 6.50% 8/1/2054 (h)	1,234	1,290
Freddie Mac Pool #RJ2228 6.50% 8/1/2054 (h)	678	708
Freddie Mac Pool #RJ2422 5.50% 9/1/2054 (h)	3,467	3,526
Freddie Mac Pool #SD6328 5.50% 9/1/2054 (h)	2,735	2,799
Freddie Mac Pool #QJ3044 5.50% 9/1/2054 (h)	2,212	2,246
Freddie Mac Pool #RJ2298 5.50% 9/1/2054 (h)	2,189	2,226
Freddie Mac Pool #RJ2415 5.50% 9/1/2054 (h)	1,461	1,496
Freddie Mac Pool #RJ2408 5.50% 9/1/2054 (h)	1,324	1,348
Freddie Mac Pool #SD8462 5.50% 9/1/2054 (h)	1,071	1,087
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (h)	5,690	5,867
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (h)	3,067	3,171
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (h)	2,911	3,030
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (h)	2,831	2,946
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (h)	1,661	1,712
Freddie Mac Pool #SD8463 6.00% 9/1/2054 (h)	1,611	1,655
Freddie Mac Pool #SD6271 6.50% 9/1/2054 (h)	1,050	1,097
Freddie Mac Pool #QJ4693 6.50% 9/1/2054 (h)	532	558
Freddie Mac Pool #RJ2474 6.50% 9/1/2054 (h)	340	354
Freddie Mac Pool #RJ2411 6.50% 9/1/2054 (h)	200	209
Freddie Mac Pool #RJ2470 6.50% 9/1/2054 (h)	99	103
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (h)	1,457	1,479
Freddie Mac Pool #RJ2850 4.50% 11/1/2054 (h)	2,016	1,981
Freddie Mac Pool #RJ2851 4.50% 11/1/2054 (h)	116	114
Freddie Mac Pool #RJ2860 5.00% 11/1/2054 (h)	5,046	5,041
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (h)	6,112	6,202
Freddie Mac Pool #RJ2913 5.50% 11/1/2054 (h)	5,252	5,339
Freddie Mac Pool #RJ3017 5.00% 12/1/2054 (h)	5,602	5,591
Freddie Mac Pool #RJ3163 5.00% 12/1/2054 (h)	3,365	3,378
Freddie Mac Pool #QX1743 5.00% 12/1/2054 (h)	849	852
Freddie Mac Pool #QX2834 5.00% 12/1/2054 (h)	277	278

107	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (h)	USD3,023	$3,068
Freddie Mac Pool #QX0376 5.50% 12/1/2054 (h)	1,208	1,231
Freddie Mac Pool #QX1414 5.50% 12/1/2054 (h)	277	281
Freddie Mac Pool #SD8494 5.50% 1/1/2055 (h)	4,043	4,103
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (h)	9,673	9,938
Freddie Mac Pool #QX4065 6.00% 1/1/2055 (h)	1,671	1,717
Freddie Mac Pool #SD8503 4.00% 2/1/2055 (h)	3,031	2,878
Freddie Mac Pool #RJ3264 4.50% 2/1/2055 (h)	3,536	3,454
Freddie Mac Pool #SD8506 5.50% 2/1/2055 (h)	165	168
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (h)	28,738	29,525
Freddie Mac Pool #SL0588 3.50% 3/1/2055 (h)	231	214
Freddie Mac Pool #SD8515 5.50% 3/1/2055 (h)	987	1,002
Freddie Mac Pool #SD8516 6.00% 3/1/2055 (h)	2,499	2,567
Freddie Mac Pool #SD8517 6.50% 3/1/2055 (h)	13,606	14,143
Freddie Mac Pool #QY1239 4.00% 4/1/2055 (h)	1,683	1,597
Freddie Mac Pool #QX9668 4.00% 4/1/2055 (h)	470	446
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (h)	1,655	1,654
Freddie Mac Pool #SL0796 6.00% 4/1/2055 (h)	4,818	4,951
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (h)	3,113	3,199
Freddie Mac Pool #SL1416 6.00% 4/1/2055 (h)	84	86
Freddie Mac Pool #QY2186 6.50% 4/1/2055 (h)	4,230	4,398
Freddie Mac Pool #SD8533 5.50% 5/1/2055 (h)	3,077	3,122
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (h)(j)	61,437	63,132
Freddie Mac Pool #QY3774 6.00% 5/1/2055 (h)	4,291	4,410
Freddie Mac Pool #SL1138 6.00% 5/1/2055 (h)	664	682
Freddie Mac Pool #SL1137 6.00% 5/1/2055 (h)	616	633
Freddie Mac Pool #RJ4529 6.00% 5/1/2055 (h)	190	195
Freddie Mac Pool #QY5967 4.00% 6/1/2055 (h)	1,558	1,479
Freddie Mac Pool #RQ0010 4.00% 6/1/2055 (h)	526	499
Freddie Mac Pool #RQ0013 5.50% 6/1/2055 (h)	75	76
Freddie Mac Pool #RQ0015 6.50% 6/1/2055 (h)	7,332	7,621
Freddie Mac Pool #RQ0024 4.00% 7/1/2055 (h)	331	314
Freddie Mac Pool #RQ0026 5.00% 7/1/2055 (h)	3,943	3,935
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (h)	4,154	4,214
Freddie Mac Pool #RQ0028 6.00% 7/1/2055 (h)(j)	90,173	92,616
Freddie Mac Pool #QY7786 6.00% 7/1/2055 (h)	415	427
Freddie Mac Pool #SL1959 6.50% 7/1/2055 (h)	1,072	1,115
Freddie Mac Pool #RQ0041 6.00% 8/1/2055 (h)	2,884	2,962
Freddie Mac Pool #RQ0049 5.50% 9/1/2055 (h)	297	301
Freddie Mac Pool #RQ0050 6.00% 9/1/2055 (h)	253	260
Freddie Mac Pool #RQ0061 4.00% 11/1/2055 (h)	1,706	1,619
Freddie Mac, Series T041, Class 3A, 4.449% 7/25/2032 (h)(i)	139	129
Freddie Mac, Series K755, Class A2, Multi Family, 5.203% 2/25/2031 (h)	10,192	10,682
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056 (h)	1,948	1,862
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056 (h)(i)	833	804
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056 (h)	3,860	3,666
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056 (h)(i)	3,708	3,540
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057 (h)(i)	737	674
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057 (h)	614	561
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057 (h)(i)	1,159	1,139
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057 (h)	1,582	1,425
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/26/2058 (h)	6,428	6,267
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059 (h)	3,766	3,548
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028 (h)	1,503	1,481
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029 (h)	2,920	2,874
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029 (h)	2,455	2,396
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029 (h)	1,831	1,742
Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048 (h)	269	255
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048 (h)	241	239
Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050 (h)	144	142

American Funds Insurance Series	108

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050 (h)	USD6,356	$5,271
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050 (h)	63,574	52,712
Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051 (h)	1,236	1,226
Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051 (h)	344	342
Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052 (h)	132	114
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052 (h)	18,684	16,136
Government National Mortgage Assn. Pool #MA7936 2.50% 3/20/2052 (h)	4,536	3,918
Government National Mortgage Assn. Pool #MA7937 3.00% 3/20/2052 (h)	17,043	15,345
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052 (h)	733	633
Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052 (h)	12,969	11,676
Government National Mortgage Assn. Pool #MA8099 3.50% 6/20/2052 (h)	122	112
Government National Mortgage Assn. Pool #MA8197 2.50% 8/20/2052 (h)	771	669
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052 (h)	600	554
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (h)	9,110	8,671
Government National Mortgage Assn. Pool #MA8425 3.50% 11/20/2052 (h)	28,825	26,445
Government National Mortgage Assn. Pool #MA8485 2.50% 12/20/2052 (h)	2,027	1,753
Government National Mortgage Assn. Pool #MA8642 2.50% 2/20/2053 (h)	1,747	1,512
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053 (h)	2,799	2,742
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053 (h)	23,698	23,224
Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054 (h)	5,029	4,780
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (h)	1,995	1,489
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (h)(k)	1,152	932
Uniform Mortgage-Backed Security 3.00% 1/1/2056 (h)(k)	4,130	3,654
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (h)(k)	1,189	1,099
Uniform Mortgage-Backed Security 4.00% 1/1/2056 (h)(k)	14,723	13,967
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (h)(k)	4,947	4,830
Uniform Mortgage-Backed Security 6.00% 1/1/2056 (h)(k)	29,825	30,627
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (h)(k)	9,035	9,391
Uniform Mortgage-Backed Security 2.00% 2/1/2056 (h)(k)	10,503	8,490
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (h)(k)	113,416	104,506

		2,549,588

Commercial mortgage-backed securities 0.76%
Bank Commercial Mortgage Trust, Series 2022-BNK43, Class A5, 4.399% 8/15/2055 (h)	1,400	1,376
Bank Commercial Mortgage Trust, Series 2023-BNK45, Class A5, 5.203% 2/15/2056 (h)	645	660
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class A3, 6.50% 12/15/2056 (h)	5,368	5,651
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056 (h)(i)	857	914
Bank Commercial Mortgage Trust, Series 2024-5YR9, Class A3, 5.614% 8/15/2057 (h)	4,615	4,806
Bank Commercial Mortgage Trust, Series 2024-5YR8, Class A3, 5.884% 8/15/2057 (h)	1,380	1,446
Bank Commercial Mortgage Trust, Series 2024-5YR12, Class A3, 5.902% 12/15/2057 (h)(i)	4,062	4,274
Bank Commercial Mortgage Trust, Series 2024-5YR12, Class AS, 6.122% 12/15/2057 (h)(i)	1,914	2,003
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063 (h)	2,909	2,672
Barclays Commercial Mortgage Securities, LLC, Series 2022-C16, Class A5, 4.60% 6/15/2055 (h)(i)	490	487
Barclays Commercial Mortgage Securities, LLC, Series 2023-C19, Class A5, 5.451% 4/15/2056 (h)	3,006	3,120
Barclays Commercial Mortgage Securities, LLC, Series 2023-C21, Class A5, 6.00% 9/15/2056 (h)(i)	1,792	1,930
Barclays Commercial Mortgage Securities, LLC, Series 2024-5C31, Class AS, 5.852% 12/15/2057 (h)(i)	1,828	1,896
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051 (h)	1,000	991
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053 (h)	2,960	2,679
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053 (h)(i)	750	754
Benchmark Mortgage Trust, Series 2024-V9, Class A3, 5.602% 8/15/2057 (h)	2,112	2,196
Benchmark Mortgage Trust, Series 2024-V9, Class AS, 6.064% 8/15/2057 (h)(i)	590	615
Benchmark Mortgage Trust, Series 2024-V10, Class A3, 5.277% 9/15/2057 (h)	618	637
BMO Mortgage Trust, Series 2022-C2, Class A5, 4.974% 7/15/2054 (h)(i)	1,750	1,776
BMO Mortgage Trust, Series 2023-C5, Class A5, 5.765% 6/15/2056 (h)	1,117	1,171
BMO Mortgage Trust, Series 2024-5C8, Class A3, 5.625% 12/15/2057 (h)(i)	6,990	7,282
BMO Mortgage Trust, Series 2024-5C8, Class AS, 5.94% 12/15/2057 (h)(i)	1,450	1,508
BMO Mortgage Trust, Series 2025-5C9, Class A3, 5.779% 4/15/2058 (h)(i)	3,334	3,493

109	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
BOCA Commercial Mortgage Trust, Series 2025-BOCA, Class A, (1-month USD CME Term SOFR + 1.60%) 5.45% 12/15/2042 (f)(h)(i)	USD3,083	$3,092
BX Trust, Series 2021-SDMF, Class A, (1-month USD CME Term SOFR + 0.703%) 4.454% 9/15/2034 (f)(h)(i)	5,525	5,513
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 4.715% 11/15/2038 (f)(h)(i)	4,099	4,097
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 4.74% 1/17/2039 (f)(h)(i)	6,334	6,332
BX Trust, Series 2024-CNYN, Class A, (1-month USD CME Term SOFR + 1.442%) 5.192% 4/15/2041 (f)(h)(i)	4,009	4,017
BX Trust, Series 2024-BIO2, Class A, 5.413% 8/13/2041 (f)(h)(i)	11,410	11,577
BX Trust, Series 2024-AIRC, Class A, (1-month USD CME Term SOFR + 1.691%) 5.442% 8/15/2041 (f)(h)(i)	7,395	7,419
CALI Mortgage Trust, Series 24-SUN, Class A, (1-month USD CME Term SOFR + 1.89%) 5.641% 7/15/2041 (f)(h)(i)	1,153	1,156
CALI Mortgage Trust, Series 24-SUN, Class B, (1-month USD CME Term SOFR + 2.34%) 6.091% 7/15/2041 (f)(h)(i)	1,414	1,420
CART, Series 2024-DFW1, Class A, (1-month USD CME Term SOFR + 1.642%) 5.392% 8/15/2041 (f)(h)(i)	5,162	5,161
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (f)(h)(i)	3,606	3,718
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/12/2040 (f)(h)	3,677	3,789
Durst Commercial Mortgage Trust, Series 2025-151, Class A, 5.317% 8/10/2042 (f)(h)(i)	5,942	6,067
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.20% 12/15/2039 (f)(h)(i)	2,748	2,757
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040 (f)(h)	3,795	3,409
Great Wolf Trust, Series 2024-WLF2, Class A, (1-month USD CME Term SOFR + 1.691%) 5.441% 5/15/2041 (f)(h)(i)	8,302	8,335
GS Mortgage Securities Trust, Series 2023-SHIP, Class B, 4.936% 9/10/2038 (f)(h)(i)	1,214	1,215
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053 (h)	2,489	2,292
Hawaii Hotel Trust, Series 2025-MAUI, Class A, (1-month USD CME Term SOFR + 1.393%) 5.143% 3/15/2042 (f)(h)(i)	2,059	2,064
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.462% 2/5/2045 (f)(h)(i)	5,246	5,445
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.467% 1/13/2040 (f)(h)(i)	10,151	10,533
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039 (f)(h)	1,522	1,378
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039 (f)(h)	578	523
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 1/5/2039 (f)(h)(i)	100	84
JW Commercial Mortgage Trust 2024-MRCO, Series 2024-BERY, Class A, (1-month USD CME Term SOFR + 1.593%) 5.343% 11/15/2039 (f)(h)(i)	1,960	1,966
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039 (f)(h)	13,772	13,256
Morgan Stanley Capital I Trust, Series 2022-L8, Class A5, 3.791% 4/15/2055 (h)(i)	370	349
Multifamily Connecticut Avenue Securities, Series 2025-01, Class M1, (30-day Average USD-SOFR + 2.40%) 6.274% 5/25/2055 (f)(h)(i)	577	580
NYC Commercial Mortgage Trust, Series 2025-28L, Class A, 4.668% 11/5/2038 (f)(h)(i)	627	629
SCG Hotel Issuer, Inc., Series 2025-SNIP, Class A, 5.25% 9/15/2042 (f)(h)(i)	1,543	1,548
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, (1-month USD CME Term SOFR + 1.392%) 5.142% 5/15/2039 (f)(h)(i)	3,964	3,963
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041 (f)(h)	2,194	1,964
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 4.595% 11/15/2038 (f)(h)(i)	4,033	4,032
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 4.75% 1/15/2039 (f)(h)(i)	10,709	10,712
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1-month USD CME Term SOFR + 1.443%) 5.193% 2/15/2042 (f)(h)(i)	9,322	9,250
Wells Fargo Commercial Mortgage Trust, Series 2025-1918, Class A, 5.761% 9/15/2040 (f)(h)(i)	345	349
Wells Fargo Commercial Mortgage Trust, Series 2022-C62, Class A4, 4.00% 4/15/2055 (h)(i)	1,620	1,553
Wells Fargo Commercial Mortgage Trust, Series 2024-5C1, Class AS, 6.52% 7/15/2057 (h)	430	451
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 6.539% 11/15/2027 (f)(h)(i)	5,000	5,040

		211,372

Collateralized mortgage-backed obligations (privately originated) 0.25%
Angel Oak Mortgage Trust, Series 2024-7, Class A1, 5.621% 5/25/2069 (6.621% on 7/1/2028) (f)(h)(l)	5,331	5,374
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048 (f)(h)(i)	563	510
BRAVO Residential Funding Trust, Series 2025-NQM5, Class A1, 5.496% 2/25/2065 (6.496% on 5/1/2027) (f)(h)(l)	461	465

American Funds Insurance Series	110

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Cascade Funding Mortgage Trust, Series 2024-RM5, Class A, 4.00% 10/25/2054 (f)(h)(i)	USD5,105	$5,011
CIM Trust, Series 2025-R1, Class A1, 5.00% 2/25/2099 (8.00% on 3/1/2028) (f)(h)(l)	1,487	1,483
COLT Funding, LLC, Series 2024-INV3, Class A1, 5.443% 9/25/2069 (6.443% on 8/1/2028) (f)(h)(l)	2,457	2,474
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034 (h)	104	106
Finance of America Structured Securities Trust, Series 2025-PC1, Class A1, 4.50% 5/25/2075 (f)(h)	6,393	6,198
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.024% 9/25/2042 (f)(h)(i)	180	181
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class A1, (30-day Average USD-SOFR + 1.25%) 5.124% 5/25/2044 (f)(h)(i)	3,385	3,399
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026 (f)(h)	3,062	2,999
IRV Trust, Series 2025-200P, Class A, 5.295% 3/14/2047 (f)(h)(i)	6,890	7,081
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034 (h)	180	180
MFRA Trust, Series 2025-NQM3, Class A1, 5.261% 8/25/2070 (6.261% on 7/1/2029) (f)(h)(l)	1,943	1,950
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-NQM2, Class A1, 6.386% 5/25/2069 (7.386% on 5/1/2028) (f)(h)(l)	2,073	2,101
Onslow Bay Financial Mortgage Loan Trust, Series 2025-NQM8, Class A1, 5.472% 3/25/2065 (6.472% on 5/1/2029) (f)(h)(l)	567	572
Onslow Bay Financial, LLC, Series 2022-NQM6, Class A1, 4.70% 7/25/2062 (5.70% on 6/1/2026) (f)(h)(l)	4,261	4,237
Onslow Bay Financial, LLC, Series 2025-NQM14, Class A1A, 5.162% 7/25/2065 (6.162% on 7/1/2029) (f)(h)(l)	1,833	1,843
Progress Residential Trust, Series 2021-SFR6, Class A, 1.524% 7/17/2038 (f)(h)	2,436	2,405
Progress Residential Trust, Series 2025-SFR3, Class A, 3.39% 7/17/2042 (f)(h)	2,635	2,513
Starwood Mortgage Residential Trust, Series 2024-SFR4, Class A, (1-month USD CME Term SOFR + 1.75%) 5.50% 10/17/2041 (f)(h)(i)	4,921	4,941
Starwood Mortgage Residential Trust, Series 2025-SFR5, Class A, (1-month USD CME Term SOFR + 1.45%) 5.201% 2/17/2042 (f)(h)(i)	674	675
Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063 (f)(h)	2,312	2,250
Verus Securitization Trust, Series 2025-R1, Class A1, 5.402% 5/25/2065 (6.402% on 7/1/2029) (f)(h)(l)	1,048	1,056
Verus Securitization Trust, Series 2023-5, Class A5, 6.476% 6/25/2068 (7.476% on 6/1/2027) (f)(h)(l)	1,616	1,623
Verus Securitization Trust, Series 2024-R1, Class A1, 5.218% 9/25/2069 (f)(h)(i)	1,754	1,757
Verus Securitization Trust, Series 2025-5, Class A1, 5.427% 6/25/2070 (6.427% on 6/1/2029) (f)(h)(l)	1,104	1,114
Verus Securitization Trust, Series 2025-7, Class A1, 5.129% 8/25/2070 (6.129% on 8/1/2029) (f)(h)(l)	492	494
Verus Securitization Trust, Series 2025-8, Class A1A, 4.869% 9/25/2070 (5.869% on 9/1/2029) (f)(h)(l)	2,504	2,507

		67,499

Total mortgage-backed obligations		2,828,459

U.S. Treasury bonds & notes 8.24%
U.S. Treasury 8.20%
U.S. Treasury 0.50% 2/28/2026	42,515	42,299
U.S. Treasury 4.625% 2/28/2026	1,878	1,881
U.S. Treasury 3.625% 5/15/2026	1,071	1,071
U.S. Treasury 4.625% 6/30/2026	17,210	17,301
U.S. Treasury 4.125% 2/15/2027	1,258	1,266
U.S. Treasury 2.625% 5/31/2027	96,250	95,098
U.S. Treasury 0.50% 6/30/2027	28,098	26,887
U.S. Treasury 3.75% 6/30/2027	18,100	18,170
U.S. Treasury 4.125% 9/30/2027	90,000	90,969
U.S. Treasury 3.375% 11/30/2027	118	118
U.S. Treasury 4.00% 12/15/2027	40,000	40,391
U.S. Treasury 3.375% 12/31/2027	233,676	233,229
U.S. Treasury 4.00% 2/29/2028	46,200	46,687
U.S. Treasury 3.625% 3/31/2028	9	9
U.S. Treasury 3.50% 4/30/2028	5,600	5,599
U.S. Treasury 3.50% 12/15/2028	66,245	66,170
U.S. Treasury 4.00% 1/31/2029	8,844	8,958
U.S. Treasury 2.875% 4/30/2029	50,000	48,902
U.S. Treasury 4.25% 6/30/2029	28,885	29,502
U.S. Treasury 4.00% 3/31/2030	83,865	84,946
U.S. Treasury 0.625% 5/15/2030	9,358	8,214

111	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.875% 6/30/2030	USD21,920	$22,087
U.S. Treasury 4.00% 7/31/2030	8,160	8,265
U.S. Treasury 4.875% 10/31/2030	35,491	37,293
U.S. Treasury 3.50% 11/30/2030	7,890	7,813
U.S. Treasury 3.625% 12/31/2030	426,135	424,188
U.S. Treasury 4.25% 6/30/2031	17,165	17,561
U.S. Treasury 2.875% 5/15/2032	50,000	47,164
U.S. Treasury 4.00% 6/30/2032	17,325	17,435
U.S. Treasury 4.125% 11/15/2032	648	656
U.S. Treasury 3.875% 12/31/2032	97,124	96,737
U.S. Treasury 3.50% 2/15/2033	27,034	26,284
U.S. Treasury 3.875% 8/15/2033 (j)	114,911	114,031
U.S. Treasury 4.375% 5/15/2034	14,285	14,611
U.S. Treasury 4.25% 11/15/2034	2,075	2,098
U.S. Treasury 4.00% 11/15/2035	126,327	124,610
U.S. Treasury 1.375% 11/15/2040	51,338	33,394
U.S. Treasury 1.75% 8/15/2041	24,960	16,877
U.S. Treasury 2.00% 11/15/2041	1,058	740
U.S. Treasury 4.625% 5/15/2044	14,927	14,680
U.S. Treasury 5.00% 5/15/2045	3,325	3,418
U.S. Treasury 4.625% 11/15/2045	100,612	98,443
U.S. Treasury 2.50% 2/15/2046	3,365	2,347
U.S. Treasury 3.00% 5/15/2047	8,383	6,305
U.S. Treasury 3.00% 2/15/2048	301	225
U.S. Treasury 2.25% 2/15/2052	72,025	43,815
U.S. Treasury 4.00% 11/15/2052	5,700	4,953
U.S. Treasury 3.625% 2/15/2053 (j)	121,025	98,188
U.S. Treasury 3.625% 5/15/2053	18,989	15,393
U.S. Treasury 4.25% 2/15/2054	17,191	15,578
U.S. Treasury 4.25% 8/15/2054	37,315	33,817
U.S. Treasury 4.625% 2/15/2055	6,175	5,961
U.S. Treasury 4.75% 8/15/2055	46,670	45,984

		2,268,618

U.S. Treasury inflation-protected securities 0.04%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030 (m)	12,655	12,008

Total U.S. Treasury bonds & notes		2,280,626

Corporate bonds and notes 7.15%
Financials 1.38%
AerCap Ireland Capital DAC 2.45% 10/29/2026	4,890	4,825
AG Issuer, LLC 6.25% 3/1/2028 (f)	4,470	4,505
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027 (f)	1,940	1,936
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029 (f)	2,295	2,305
Ally Financial, Inc. 8.00% 11/1/2031	2,688	3,054
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030) (l)	2,407	2,630
American Express Co. 5.442% 1/30/2036 (USD-SOFR + 1.32% on 1/30/2035) (l)	2,885	2,998
American International Group, Inc. 5.125% 3/27/2033	2,187	2,252
American International Group, Inc. 5.45% 5/7/2035	530	552
AmWINS Group, Inc. 4.875% 6/30/2029 (f)	1,348	1,327
Aon North America, Inc. 5.45% 3/1/2034	600	624
Ardonagh Group Finance, Ltd. 8.875% 2/15/2032 (f)	2,415	2,520
Aretec Group, Inc. 7.50% 4/1/2029 (f)	1,250	1,261
Arthur J. Gallagher & Co. 5.15% 2/15/2035	3,194	3,229
Arthur J. Gallagher & Co. 5.55% 2/15/2055	567	545
Asurion, LLC 8.00% 12/31/2032 (f)	3,600	3,737
Athene Holding, Ltd. 6.625% 5/19/2055	770	785

American Funds Insurance Series	112

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Financials (continued)
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029) (l)	USD2,176	$2,066
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028) (l)	485	463
Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028) (l)	5,533	5,776
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030) (l)	1,000	895
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033) (l)	4,064	4,185
Bank of Montreal 4.10% 12/15/2027 (USD-SOFR + 0.525% on 12/15/2026) (l)	2,000	2,005
BBVA Bancomer SA 7.625% 2/11/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.375% on 2/11/2030) (f)(l)	2,220	2,337
Berkshire Hathaway, Inc. 3.125% 3/15/2026	448	447
Blackstone Private Credit Fund 5.95% 7/16/2029	8,721	8,902
Blackstone Private Credit Fund 6.00% 11/22/2034	2,020	2,041
Block, Inc. 5.625% 8/15/2030 (f)	2,110	2,154
Block, Inc. 3.50% 6/1/2031	2,325	2,187
Blue Owl Credit Income Corp. 4.70% 2/8/2027	1,230	1,226
Blue Owl Credit Income Corp. 6.65% 3/15/2031	800	825
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028) (f)(l)	2,535	2,400
Boost Newco Borrower, LLC 7.50% 1/15/2031 (f)	1,150	1,223
BPCE SA 5.876% 1/14/2031 (USD-SOFR + 1.68% on 1/14/2030) (f)(l)	8,155	8,527
Brown & Brown, Inc. 4.60% 12/23/2026	1,250	1,257
Brown & Brown, Inc. 5.25% 6/23/2032	358	367
Brown & Brown, Inc. 5.55% 6/23/2035	7,665	7,864
Brown & Brown, Inc. 6.25% 6/23/2055	5,952	6,197
CaixaBank SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028) (f)(l)	938	975
Chubb INA Holdings, LLC 3.35% 5/3/2026	880	878
Chubb INA Holdings, LLC 5.00% 3/15/2034	4,623	4,731
Chubb INA Holdings, LLC 4.90% 8/15/2035	600	603
Chubb INA Holdings, LLC 4.35% 11/3/2045	400	350
Cipher Compute, LLC 7.125% 11/15/2030 (f)	1,845	1,881
Citibank, NA 4.914% 5/29/2030	4,825	4,965
Citigroup, Inc. 4.786% 3/4/2029 (USD-SOFR + 0.87% on 3/4/2028) (l)	6,497	6,591
Citigroup, Inc. 5.174% 2/13/2030 (USD-SOFR + 1.364% on 2/13/2029) (l)	2,242	2,301
Citigroup, Inc. 4.542% 9/19/2030 (USD-SOFR + 1.338% on 9/19/2029) (l)	4,257	4,294
Citigroup, Inc. 2.572% 6/3/2031 (USD-SOFR + 2.107% on 6/3/2030) (l)	53	49
Citigroup, Inc. 2.52% 11/3/2032 (USD-SOFR + 1.177% on 11/3/2031) (l)	2,506	2,246
Citigroup, Inc. 6.02% 1/24/2036 (USD-SOFR + 1.83% on 1/24/2035) (l)	1,299	1,361
Citigroup, Inc. 5.333% 3/27/2036 (USD-SOFR + 1.465% on 3/27/2035) (l)	1,551	1,587
CME Group, Inc. 3.75% 6/15/2028	3,069	3,074
Coinbase Global, Inc. 3.375% 10/1/2028 (f)	6,514	6,211
Coinbase Global, Inc. 3.625% 10/1/2031 (f)	5,766	5,145
Corebridge Financial, Inc. 3.65% 4/5/2027	914	909
Corebridge Financial, Inc. 3.85% 4/5/2029	556	547
Corebridge Financial, Inc. 3.90% 4/5/2032	315	299
Corebridge Financial, Inc. 4.35% 4/5/2042	182	156
Corebridge Financial, Inc. 4.40% 4/5/2052	438	356
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027) (l)	6,650	6,542
Deutsche Bank AG 5.706% 2/8/2028 (USD-SOFR + 1.594% on 2/8/2027) (l)	1,109	1,127
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028) (l)	2,016	2,111
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028) (l)	750	801
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030) (l)	300	286
Freedom Mortgage Holdings, LLC 6.875% 5/1/2031 (f)	3,600	3,604
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026) (l)	1,970	1,937
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027) (l)	3,584	3,529
Goldman Sachs Group, Inc. 5.727% 4/25/2030 (USD-SOFR + 1.265% on 4/25/2029) (l)	1,375	1,437
Goldman Sachs Group, Inc. 4.692% 10/23/2030 (USD-SOFR + 1.135% on 10/23/2029) (l)	2,184	2,214
Goldman Sachs Group, Inc. 4.369% 10/21/2031 (USD-SOFR + 1.06% on 10/21/2030) (l)	5,033	5,022
Goldman Sachs Group, Inc. 4.939% 10/21/2036 (USD-SOFR + 1.33% on 10/21/2035) (l)	1,443	1,433
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041) (l)	1,792	1,389
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031) (l)	937	858
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031) (l)	873	794

113	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Financials (continued)
HSBC Holdings PLC 5.45% 3/3/2036 (USD-SOFR + 1.56% on 3/3/2035) (l)	USD15,084	$15,569
HSBC Holdings PLC 5.79% 5/13/2036 (USD-SOFR + 1.88% on 5/13/2035) (l)	809	855
HSBC Holdings PLC 5.133% 11/6/2036 (USD-SOFR + 1.43% on 11/6/2035) (l)	480	481
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043) (l)	537	589
HUB International, Ltd. 7.375% 1/31/2032 (f)	690	725
Intercontinental Exchange, Inc. 5.25% 6/15/2031	2,020	2,117
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032) (f)(l)	4,122	4,869
ION Platform Finance US, Inc. 9.50% 5/30/2029 (f)	560	568
ION Platform Finance US, Inc. 7.875% 9/30/2032 (f)	1,485	1,411
Jane Street Group, LLC 6.75% 5/1/2033 (f)	4,700	4,909
Jefferson Capital Holdings, LLC 8.25% 5/15/2030 (f)	330	347
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026) (l)	2,666	2,659
JPMorgan Chase & Co. 5.04% 1/23/2028 (USD-SOFR + 1.19% on 1/23/2027) (l)	1,066	1,077
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027) (l)	1,550	1,557
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027) (l)	3,351	3,395
JPMorgan Chase & Co. 4.505% 10/22/2028 (USD-SOFR + 0.86% on 10/22/2027) (l)	3,630	3,666
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028) (l)	4,250	4,478
JPMorgan Chase & Co. 5.581% 4/22/2030 (USD-SOFR + 1.16% on 4/22/2029) (l)	927	967
JPMorgan Chase & Co. 4.603% 10/22/2030 (USD-SOFR + 1.04% on 10/22/2029) (l)	4,261	4,322
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031) (l)	2,360	2,105
JPMorgan Chase & Co. 5.294% 7/22/2035 (USD-SOFR + 1.46% on 7/22/2034) (l)	1,081	1,116
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (l)	2,931	3,076
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026) (l)	1,222	1,207
Marsh & McLennan Cos., Inc. 4.375% 3/15/2029	1,705	1,723
Marsh & McLennan Cos., Inc. 4.85% 11/15/2031	7,000	7,184
Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	2,250	2,280
Marsh & McLennan Cos., Inc. 4.90% 3/15/2049	719	652
Marsh & McLennan Cos., Inc. 2.90% 12/15/2051	920	586
Marsh & McLennan Cos., Inc. 5.40% 3/15/2055	2,000	1,927
Mastercard, Inc. 4.35% 1/15/2032	551	554
Mastercard, Inc. 4.85% 3/9/2033	258	265
Metropolitan Life Global Funding I 5.15% 3/28/2033 (f)	1,600	1,647
Morgan Stanley 3.125% 7/27/2026	325	324
Morgan Stanley 4.994% 4/12/2029 (USD-SOFR + 1.38% on 4/12/2028) (l)	2,013	2,053
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028) (l)	3,995	4,086
Morgan Stanley 5.449% 7/20/2029 (USD-SOFR + 1.63% on 7/20/2028) (l)	1,547	1,597
Morgan Stanley 5.042% 7/19/2030 (USD-SOFR + 1.215% on 7/19/2029) (l)	3,121	3,201
Morgan Stanley 5.23% 1/15/2031 (USD-SOFR + 1.108% on 1/15/2030) (l)	875	903
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030) (l)	575	540
Morgan Stanley 5.192% 4/17/2031 (USD-SOFR + 1.51% on 4/17/2030) (l)	410	423
Morgan Stanley 4.356% 10/22/2031 (USD-SOFR + 1.074% on 10/22/2030) (l)	3,906	3,894
Morgan Stanley 4.892% 10/22/2036 (USD-SOFR + 1.314% on 10/22/2035) (l)	6,468	6,413
Navient Corp. 6.75% 6/15/2026	150	152
Navient Corp. 5.50% 3/15/2029	11,105	11,032
Navient Corp. 11.50% 3/15/2031	4,860	5,447
Navient Corp. 7.875% 6/15/2032	1,095	1,147
New York Life Global Funding 2.35% 7/14/2026 (f)	529	525
New York Life Global Funding 4.55% 1/28/2033 (f)	1,132	1,129
Northwestern Mutual Global Funding 1.75% 1/11/2027 (f)	2,240	2,194
PayPal Holdings, Inc. 2.65% 10/1/2026	593	588
PayPal Holdings, Inc. 2.30% 6/1/2030	552	511
PennyMac Financial Services, Inc. 6.875% 2/15/2033 (f)	1,375	1,436
Planet Financial Group, LLC 10.50% 12/15/2029 (f)	221	233
PNC Bank, NA 4.543% 5/13/2027 (USD-SOFR + 0.63% on 5/13/2026) (l)	1,720	1,723
PNC Bank, NA 5.373% 7/21/2036 (USD-SOFR + 1.417% on 7/21/2035) (l)	442	455
PNC Financial Services Group, Inc. 5.575% 1/29/2036 (USD-SOFR + 1.394% on 1/29/2035) (l)	596	622
Power Finance Corp., Ltd. 5.25% 8/10/2028	383	392
Power Finance Corp., Ltd. 6.15% 12/6/2028	350	368

American Funds Insurance Series	114

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Financials (continued)
Power Finance Corp., Ltd. 4.50% 6/18/2029	USD554	$554
Power Finance Corp., Ltd. 3.95% 4/23/2030	1,213	1,183
Prudential Financial, Inc. 4.35% 2/25/2050	1,976	1,644
Prudential Financial, Inc. 3.70% 3/13/2051	677	507
Rocket Companies, Inc. 7.125% 2/1/2032 (f)	1,230	1,295
Rocket Mortgage, LLC 2.875% 10/15/2026 (f)	2,110	2,081
Rocket Mortgage, LLC 3.625% 3/1/2029 (f)	1,505	1,455
SLM Corp. 6.50% 1/31/2030	1,460	1,513
Starwood Property Trust, Inc. 4.375% 1/15/2027 (f)	3,580	3,560
Starwood Property Trust, Inc. 5.25% 10/15/2028 (f)	4,650	4,701
Starwood Property Trust, Inc. 7.25% 4/1/2029 (f)	970	1,026
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029) (f)(l)	1,000	1,008
Travelers Cos., Inc. 4.00% 5/30/2047	771	629
Truist Bank 4.671% 5/20/2027 (USD-SOFR + 0.59% on 5/20/2026) (l)	2,000	2,004
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028) (l)	1,677	1,809
Truist Financial Corp. 5.071% 5/20/2031 (USD-SOFR + 1.309% on 5/20/2030) (l)	506	520
U.S. Bancorp 2.375% 7/22/2026	3,584	3,558
U.S. Bancorp 5.424% 2/12/2036 (USD-SOFR + 1.411% on 2/12/2035) (l)	3,808	3,959
UBS Group AG 3.869% 1/12/2029 (3-month USD CME Term SOFR + 1.672% on 1/12/2028) (f)(l)	800	796
UBS Group AG 5.428% 2/8/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.52% on 2/8/2029) (f)(l)	3,575	3,699
UniCredit SpA 4.625% 4/12/2027 (f)	625	629
Voyager Parent, LLC 9.25% 7/1/2032 (f)	5,950	6,317
Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027) (l)	6,295	6,426
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027) (l)	358	350
Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028) (l)	6,474	6,842
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033) (l)	3,360	3,721
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030) (l)	2,980	2,701
Westpac Banking Corp. 2.963% 11/16/2040	1,344	1,025
WEX, Inc. 6.50% 3/15/2033 (f)	1,025	1,053

		381,858

Communication services 1.00%
Alphabet, Inc. 4.375% 11/15/2032	177	178
Alphabet, Inc. 4.70% 11/15/2035	4,643	4,646
Alphabet, Inc. 5.25% 5/15/2055	4,660	4,467
Alphabet, Inc. 5.45% 11/15/2055	7,155	7,024
Alphabet, Inc. 5.30% 5/15/2065	1,654	1,557
Altice France 6.50% 4/15/2032 (f)	3,440	3,300
AT&T, Inc. 3.50% 9/15/2053	5,140	3,442
CCO Holdings, LLC 5.125% 5/1/2027 (f)	3,200	3,197
CCO Holdings, LLC 4.75% 3/1/2030 (f)	1,350	1,290
CCO Holdings, LLC 4.75% 2/1/2032 (f)	3,115	2,849
CCO Holdings, LLC 4.50% 5/1/2032	7,189	6,457
CCO Holdings, LLC 4.50% 6/1/2033 (f)	2,085	1,828
CCO Holdings, LLC 4.25% 1/15/2034 (f)	3,260	2,775
Charter Communications Operating, LLC 4.40% 4/1/2033	1,000	942
Charter Communications Operating, LLC 4.80% 3/1/2050	4,823	3,627
Charter Communications Operating, LLC 3.70% 4/1/2051	5,493	3,471
Charter Communications Operating, LLC 3.90% 6/1/2052	11,863	7,667
Charter Communications Operating, LLC 5.25% 4/1/2053	4,965	3,933
Charter Communications Operating, LLC 6.70% 12/1/2055	1,048	1,006
Comcast Corp. 2.35% 1/15/2027	57	56
Connect Finco SARL 9.00% 9/15/2029 (f)	8,125	8,629
CSC Holdings, LLC 5.50% 4/15/2027 (f)	1,400	1,201
DIRECTV Financing, LLC 5.875% 8/15/2027 (f)	2,352	2,367

115	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Communication services (continued)
DIRECTV Financing, LLC 8.875% 2/1/2030 (f)	USD2,825	$2,862
Discovery Communications, LLC 4.125% 5/15/2029	1,100	1,064
DISH Network Corp. 11.75% 11/15/2027 (f)	10,154	10,574
EchoStar Corp. 10.75% 11/30/2029	6,925	7,663
EchoStar Corp. 6.75% Cash 11/30/2030 (g)	3,759	3,855
Embarq, LLC 7.995% 6/1/2036	8,084	3,355
Frontier Communications Holdings, LLC 6.75% 5/1/2029 (f)	6,550	6,604
Frontier Communications Holdings, LLC 5.875% 11/1/2029	5,591	5,663
Frontier Communications Holdings, LLC 6.00% 1/15/2030 (f)	3,196	3,253
Frontier Communications Holdings, LLC 8.75% 5/15/2030 (f)	1,100	1,150
Gray Media, Inc. 10.50% 7/15/2029 (f)	6,574	7,081
Gray Media, Inc. 4.75% 10/15/2030 (f)	1,656	1,286
Gray Media, Inc. 5.375% 11/15/2031 (f)	4,790	3,596
Gray Media, Inc. 9.625% 7/15/2032 (f)	495	514
Ligado Networks, LLC 17.50% PIK 11/1/2023 (f)(g)(n)	7,520	1,918
Lindblad Expeditions, LLC 7.00% 9/15/2030 (f)	815	851
Meta Platforms, Inc. 4.60% 11/15/2032	10,688	10,777
Meta Platforms, Inc. 4.875% 11/15/2035	11,777	11,766
Meta Platforms, Inc. 5.50% 11/15/2045	3,092	3,004
Meta Platforms, Inc. 5.40% 8/15/2054	7,084	6,596
Meta Platforms, Inc. 5.625% 11/15/2055	4,890	4,697
Meta Platforms, Inc. 5.75% 11/15/2065	3,180	3,036
Nexstar Media, Inc. 5.625% 7/15/2027 (f)	1,875	1,886
Nexstar Media, Inc. 4.75% 11/1/2028 (f)	2,950	2,930
SBA Tower Trust 1.631% 11/15/2026 (f)	7,802	7,635
Sinclair Television Group, Inc. 8.125% 2/15/2033 (f)	1,375	1,437
Sirius XM Radio, LLC 4.00% 7/15/2028 (f)	6,650	6,509
Sirius XM Radio, LLC 4.125% 7/1/2030 (f)	7,282	6,931
Sirius XM Radio, LLC 3.875% 9/1/2031 (f)	7,547	6,955
Take-Two Interactive Software, Inc. 4.00% 4/14/2032	2,185	2,120
T-Mobile USA, Inc. 1.50% 2/15/2026	52	52
T-Mobile USA, Inc. 2.05% 2/15/2028	34	33
T-Mobile USA, Inc. 4.95% 3/15/2028	1,918	1,955
T-Mobile USA, Inc. 4.80% 7/15/2028	416	424
T-Mobile USA, Inc. 5.30% 5/15/2035	3,347	3,433
T-Mobile USA, Inc. 4.95% 11/15/2035	833	828
Univision Communications, Inc. 8.00% 8/15/2028 (f)	300	311
Univision Communications, Inc. 4.50% 5/1/2029 (f)	6,234	5,993
Univision Communications, Inc. 7.375% 6/30/2030 (f)	1,216	1,240
Univision Communications, Inc. 9.375% 8/1/2032 (f)	1,375	1,479
Verizon Communications, Inc. 2.55% 3/21/2031	410	375
Verizon Communications, Inc. 2.355% 3/15/2032	4,078	3,595
Verizon Communications, Inc. 4.75% 1/15/2033	3,196	3,194
Verizon Communications, Inc. 5.05% 5/9/2033	1,946	1,997
Verizon Communications, Inc. 5.25% 4/2/2035	5,810	5,907
Verizon Communications, Inc. 5.00% 1/15/2036	6,873	6,817
Verizon Communications, Inc. 5.401% 7/2/2037 (f)	181	183
Verizon Communications, Inc. 2.85% 9/3/2041	238	172
Verizon Communications, Inc. 5.75% 11/30/2045	1,493	1,483
Verizon Communications, Inc. 5.875% 11/30/2055	2,781	2,750
Verizon Communications, Inc. 2.987% 10/30/2056	1,537	916
Verizon Communications, Inc. 6.00% 11/30/2065	1,681	1,661
Versant Media Group, Inc. 7.25% 1/30/2031 (f)	1,445	1,492
WarnerMedia Holdings, Inc. 3.755% 3/15/2027	2,163	2,152
WarnerMedia Holdings, Inc. 4.054% 3/15/2029	825	803
WarnerMedia Holdings, Inc. 4.279% 3/15/2032	6,050	5,318
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	9,640	6,808
WarnerMedia Holdings, Inc. 5.141% 3/15/2052	1,425	942

		275,790

American Funds Insurance Series	116

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Consumer discretionary 0.91%
Alibaba Group Holding, Ltd. 2.125% 2/9/2031	USD501	$455
Alibaba Group Holding, Ltd. 4.50% 11/28/2034	766	757
Alibaba Group Holding, Ltd. 4.00% 12/6/2037	200	184
Amazon.com, Inc. 4.10% 11/20/2030	1,700	1,702
Amazon.com, Inc. 4.65% 11/20/2035	7,700	7,672
Amazon.com, Inc. 5.45% 11/20/2055	6,392	6,243
Asbury Automotive Group, Inc. 4.625% 11/15/2029 (f)	2,115	2,081
Beach Acquisition Bidco, LLC 10.75% PIK or 10.00% Cash 7/15/2033 (f)(g)	7,125	7,871
Carnival Corp. 4.00% 8/1/2028 (f)	2,375	2,341
Carnival Corp. 5.125% 5/1/2029 (f)	1,500	1,517
Carnival Corp. 6.125% 2/15/2033 (f)	1,270	1,312
Daimler Trucks Finance North America, LLC 4.95% 1/13/2028 (f)	6,570	6,672
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028 (f)	604	616
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028 (f)	1,350	1,285
Daimler Trucks Finance North America, LLC 5.125% 9/25/2029 (f)	3,281	3,370
Daimler Trucks Finance North America, LLC 5.25% 1/13/2030 (f)	8,140	8,387
Flutter Treasury DAC 5.875% 6/4/2031 (f)	5,937	6,023
Flutter Treasury DAC 6.125% 6/4/2031	GBP1,700	2,312
Ford Motor Credit Co., LLC 6.798% 11/7/2028	USD2,111	2,215
Ford Motor Credit Co., LLC 5.80% 3/8/2029	3,385	3,460
Ford Motor Credit Co., LLC 5.875% 11/7/2029	6,830	7,014
Ford Motor Credit Co., LLC 5.73% 9/5/2030	6,818	6,926
Ford Motor Credit Co., LLC 6.532% 3/19/2032	4,600	4,813
Ford Motor Credit Co., LLC 7.122% 11/7/2033	1,425	1,531
Ford Motor Credit Co., LLC 6.125% 3/8/2034	10,930	11,111
Ford Motor Credit Co., LLC 6.50% 2/7/2035	4,800	4,975
Ford Motor Credit Co., LLC 5.869% 10/31/2035	16,021	15,829
General Motors Financial Co., Inc. 5.35% 1/7/2030	10,705	11,058
General Motors Financial Co., Inc. 5.90% 1/7/2035	5,417	5,651
Great Canadian Gaming Corp. 8.75% 11/15/2029 (f)	3,525	3,563
Group 1 Automotive, Inc. 6.375% 1/15/2030 (f)	1,385	1,428
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031 (f)	1,885	1,806
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029 (f)	3,580	3,480
Home Depot, Inc. 1.50% 9/15/2028	3,000	2,832
Home Depot, Inc. 3.90% 12/6/2028	825	828
Home Depot, Inc. 2.95% 6/15/2029	1,174	1,136
Home Depot, Inc. 1.875% 9/15/2031	3,000	2,646
Home Depot, Inc. 4.50% 12/6/2048	428	370
Home Depot, Inc. 5.30% 6/25/2054	3,000	2,872
Hyatt Hotels Corp. 5.05% 3/30/2028	3,726	3,796
Hyatt Hotels Corp. 5.75% 3/30/2032	3,520	3,690
Hyundai Capital America 1.50% 6/15/2026 (f)	762	753
Hyundai Capital America 5.45% 6/24/2026 (f)	3,905	3,929
Hyundai Capital America 4.875% 6/23/2027 (f)	1,334	1,349
Hyundai Capital America 5.275% 6/24/2027 (f)	6,273	6,381
Hyundai Capital America 2.375% 10/15/2027 (f)	2,311	2,244
Hyundai Capital America 4.90% 6/23/2028 (f)	4,992	5,071
Hyundai Capital America 2.10% 9/15/2028 (f)	2,756	2,608
Hyundai Capital America 5.30% 1/8/2030 (f)	10,081	10,392
Hyundai Capital America 5.10% 6/24/2030 (f)	4,980	5,098
Hyundai Capital America 5.40% 1/8/2031 (f)	991	1,024
International Game Technology PLC 5.25% 1/15/2029 (f)	2,445	2,448
KB Home 7.25% 7/15/2030	1,295	1,339
LCM Investments Holdings II, LLC 4.875% 5/1/2029 (f)	440	434
LCM Investments Holdings II, LLC 8.25% 8/1/2031 (f)	1,025	1,085
Lithia Motors, Inc. 3.875% 6/1/2029 (f)	2,900	2,806
Lithia Motors, Inc. 4.375% 1/15/2031 (f)	1,025	986
Marriott International, Inc. 4.90% 4/15/2029	1,207	1,236
Marriott International, Inc. 2.75% 10/15/2033	2,500	2,188
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029 (f)	528	505

117	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Consumer discretionary (continued)
McDonald’s Corp. 4.60% 9/9/2032	USD642	$654
Melco Resorts Finance, Ltd. 5.75% 7/21/2028 (f)	1,710	1,711
Newell Brands, Inc. 8.50% 6/1/2028 (f)	715	751
Newell Brands, Inc. 6.625% 9/15/2029	1,850	1,846
Newell Brands, Inc. 6.375% 5/15/2030	535	523
Newell Brands, Inc. 6.625% 5/15/2032	385	374
Newell Brands, Inc. 7.375% 4/1/2036	1,025	964
Newell Brands, Inc. 7.50% 4/1/2046	475	397
Nissan Motor Acceptance Corp. 1.85% 9/16/2026 (f)	320	313
Nissan Motor Co., Ltd. 7.50% 7/17/2030 (f)	1,940	2,037
Nissan Motor Co., Ltd. 7.75% 7/17/2032 (f)	1,600	1,701
Nissan Motor Co., Ltd. 8.125% 7/17/2035 (f)	1,220	1,297
Party City Holdings, Inc. 0% 8/27/2030 (c)	1,355	27
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027 (f)	910	917
Royal Caribbean Cruises, Ltd. 6.00% 2/1/2033 (f)	1,030	1,059
Royal Caribbean Cruises, Ltd. 5.375% 1/15/2036	6,767	6,798
Sally Holdings, LLC 6.75% 3/1/2032	920	962
Sands China, Ltd. 2.30% 3/8/2027	1,859	1,817
Scientific Games Holdings, LP 6.625% 3/1/2030 (f)	530	471
Starbucks Corp. 5.00% 2/15/2034	1,457	1,489
Starbucks Corp. 5.40% 5/15/2035	2,997	3,118
Toyota Motor Credit Corp. 0.80% 1/9/2026	384	384
Toyota Motor Credit Corp. 1.90% 1/13/2027	2,240	2,199
Travel + Leisure Co. 4.50% 12/1/2029 (f)	2,100	2,057
Universal Entertainment Corp. 9.875% 8/1/2029 (f)	1,475	1,449

		251,021

Health care 0.80%
1261229 B.C., Ltd. 10.00% 4/15/2032 (f)	5,606	5,834
AbbVie, Inc. 5.20% 3/15/2035	3,056	3,166
AbbVie, Inc. 5.40% 3/15/2054	4,085	3,975
AbbVie, Inc. 5.60% 3/15/2055	2,261	2,268
AdaptHealth, LLC 6.125% 8/1/2028 (f)	545	551
AdaptHealth, LLC 4.625% 8/1/2029 (f)	1,990	1,937
AdaptHealth, LLC 5.125% 3/1/2030 (f)	945	926
Amgen, Inc. 5.25% 3/2/2030	129	134
Amgen, Inc. 5.25% 3/2/2033	4,050	4,194
Amgen, Inc. 5.60% 3/2/2043	1,500	1,510
Amgen, Inc. 5.65% 3/2/2053	2,464	2,414
Amgen, Inc. 4.40% 2/22/2062	1,521	1,190
Amgen, Inc. 5.75% 3/2/2063	231	226
AstraZeneca Finance, LLC 1.75% 5/28/2028	1,677	1,603
AstraZeneca Finance, LLC 4.90% 2/26/2031	1,658	1,717
AstraZeneca Finance, LLC 2.25% 5/28/2031	665	606
AstraZeneca Finance, LLC 5.00% 2/26/2034	3,181	3,293
Bausch Health Americas, Inc. 8.50% 1/31/2027 (f)	4,000	3,964
Bausch Health Cos., Inc. 4.875% 6/1/2028 (f)	1,236	1,107
Bausch Health Cos., Inc. 11.00% 9/30/2028 (f)	620	643
Bausch Health Cos., Inc. 5.25% 2/15/2031 (f)	1,000	656
Baxter International, Inc. 1.915% 2/1/2027	2,061	2,012
Baxter International, Inc. 2.272% 12/1/2028	3,180	3,003
Baxter International, Inc. 4.45% 2/15/2029	259	260
Baxter International, Inc. 4.90% 12/15/2030	941	949
Baxter International, Inc. 5.65% 12/15/2035	682	690
Bayer US Finance, LLC 6.125% 11/21/2026 (f)	5,419	5,498
Bayer US Finance, LLC 6.25% 1/21/2029 (f)	3,092	3,254
Bristol-Myers Squibb Co. 5.10% 2/22/2031	187	195
Bristol-Myers Squibb Co. 5.20% 2/22/2034	825	858

American Funds Insurance Series	118

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Health care (continued)
CHS / Community Health Systems, Inc. 6.00% 1/15/2029 (f)	USD1,750	$1,756
CHS / Community Health Systems, Inc. 10.875% 1/15/2032 (f)	257	281
Cigna Group (The) 5.25% 1/15/2036	7,390	7,528
Cigna Group (The) 6.00% 1/15/2056	4,957	5,101
CVS Health Corp. 5.00% 1/30/2029	3,831	3,913
CVS Health Corp. 5.40% 6/1/2029	4,144	4,294
CVS Health Corp. 5.55% 6/1/2031	3,039	3,182
CVS Health Corp. 5.70% 6/1/2034	4,053	4,249
CVS Health Corp. 6.20% 9/15/2055	4,630	4,704
DaVita, Inc. 3.75% 2/15/2031 (f)	2,865	2,653
DaVita, Inc. 6.875% 9/1/2032 (f)	810	844
DaVita, Inc. 6.75% 7/15/2033 (f)	1,600	1,660
Elevance Health, Inc. 5.20% 2/15/2035	610	624
Elevance Health, Inc. 5.125% 2/15/2053	308	279
Elevance Health, Inc. 5.70% 9/15/2055	7,000	6,863
Eli Lilly and Co. 5.10% 2/12/2035	8,075	8,351
Endo Finance Holdings, Inc. 8.50% 4/15/2031 (f)	2,200	2,328
GE HealthCare Technologies, Inc. 4.80% 8/14/2029	1,522	1,556
Gilead Sciences, Inc. 5.25% 10/15/2033	2,642	2,777
Gilead Sciences, Inc. 5.10% 6/15/2035	500	513
Humana, Inc. 5.375% 4/15/2031	2,862	2,960
Humana, Inc. 5.55% 5/1/2035	6,289	6,424
Humana, Inc. 5.75% 4/15/2054	1,359	1,284
Insulet Corp. 6.50% 4/1/2033 (f)	2,885	3,018
Medline Borrower, LP 6.25% 4/1/2029 (f)	2,050	2,122
Medtronic Global Holdings S.C.A. 4.25% 3/30/2028	1,983	1,998
Molina Healthcare, Inc. 4.375% 6/15/2028 (f)	545	536
Novant Health, Inc. 3.168% 11/1/2051	3,360	2,246
Novartis Capital Corp. 2.00% 2/14/2027	570	560
Owens & Minor, Inc. 4.50% 3/31/2029 (f)	6,269	4,260
Owens & Minor, Inc. 6.625% 4/1/2030 (f)	2,300	1,470
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	1,000	947
Radiology Partners, Inc. 8.50% 7/15/2032 (f)	4,445	4,649
Roche Holdings, Inc. 4.203% 9/9/2029 (f)	3,450	3,476
Roche Holdings, Inc. 4.592% 9/9/2034 (f)	2,244	2,240
Summa Health 3.511% 11/15/2051	1,483	1,200
Takeda U.S. Financing, Inc. 5.20% 7/7/2035	8,987	9,158
Takeda U.S. Financing, Inc. 5.90% 7/7/2055	656	664
Tenet Healthcare Corp. 4.625% 6/15/2028	645	649
Tenet Healthcare Corp. 4.25% 6/1/2029	1,975	1,947
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	5,360	5,310
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	11,995	12,140
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031	2,000	2,305
UnitedHealth Group, Inc. 4.95% 1/15/2032	5,863	6,012
UnitedHealth Group, Inc. 5.15% 7/15/2034	3,650	3,740
UnitedHealth Group, Inc. 5.30% 6/15/2035	5,621	5,822
UnitedHealth Group, Inc. 5.625% 7/15/2054	5,400	5,303
UnitedHealth Group, Inc. 5.95% 6/15/2055	4,549	4,674
Viatris, Inc. 4.00% 6/22/2050	2,937	1,957

		221,160

Information technology 0.67%
Accenture Capital, Inc. 4.25% 10/4/2031	4,734	4,740
Accenture Capital, Inc. 4.50% 10/4/2034	4,453	4,393
Amphenol Corp. 3.90% 11/15/2028	1,500	1,499
Amphenol Corp. 4.40% 2/15/2033	743	735
Amphenol Corp. 4.625% 2/15/2036	12,046	11,806
Amphenol Corp. 5.30% 11/15/2055	5,758	5,505

119	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Information technology (continued)
ams-OSRAM AG 12.25% 3/30/2029 (f)	USD1,340	$1,430
Analog Devices, Inc. 5.05% 4/1/2034	1,148	1,187
Analog Devices, Inc. 5.30% 4/1/2054	1,579	1,521
Broadcom, Inc. 5.20% 7/15/2035	190	195
Broadcom, Inc. 3.137% 11/15/2035 (f)	600	517
Broadcom, Inc. 4.90% 2/15/2038	6,167	6,049
Cisco Systems, Inc. 5.10% 2/24/2035	8,669	8,911
Cloud Software Group, Inc. 6.50% 3/31/2029 (f)	4,125	4,182
Cloud Software Group, Inc. 9.00% 9/30/2029 (f)	3,750	3,908
Cloud Software Group, Inc. 8.25% 6/30/2032 (f)	2,975	3,111
CommScope Technologies, LLC 5.00% 3/15/2027 (f)	5,703	5,694
CommScope, LLC 8.25% 3/1/2027 (f)	1,527	1,540
CommScope, LLC 7.125% 7/1/2028 (f)	1,973	1,985
CommScope, LLC 9.50% 12/15/2031 (f)	325	329
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (f)	7,575	8,080
Fair Isaac Corp. 4.00% 6/15/2028 (f)	1,050	1,039
Fair Isaac Corp. 6.00% 5/15/2033 (f)	3,925	4,044
Gen Digital, Inc. 6.25% 4/1/2033 (f)	1,375	1,424
Hughes Satellite Systems Corp. 5.25% 8/1/2026	12,971	12,405
Hughes Satellite Systems Corp. 6.625% 8/1/2026	9,228	8,437
Intel Corp. 3.05% 8/12/2051	3,212	1,977
Intel Corp. 5.60% 2/21/2054	6,636	6,131
Microchip Technology, Inc. 5.05% 3/15/2029	2,688	2,744
NCR Atleos Corp. 9.50% 4/1/2029 (f)	4,144	4,500
Oracle Corp. 5.25% 2/3/2032	493	493
Oracle Corp. 5.50% 8/3/2035	647	634
Oracle Corp. 5.20% 9/26/2035	7,845	7,519
Oracle Corp. 5.875% 9/26/2045	280	253
Oracle Corp. 6.00% 8/3/2055	4,451	3,929
Oracle Corp. 5.95% 9/26/2055	4,112	3,646
Oracle Corp. 6.10% 9/26/2065	3,733	3,295
Pagaya US Holding Co., LLC 8.875% 8/1/2030 (f)	3,700	3,231
Roper Technologies, Inc. 5.10% 9/15/2035	357	360
Shift4 Payments, LLC 6.75% 8/15/2032 (f)	2,400	2,479
Synopsys, Inc. 5.15% 4/1/2035	4,181	4,251
Synopsys, Inc. 5.70% 4/1/2055	2,521	2,503
Texas Instruments, Inc. 4.60% 2/8/2029	2,222	2,271
Texas Instruments, Inc. 4.85% 2/8/2034	1,203	1,234
Texas Instruments, Inc. 5.10% 5/23/2035	4,500	4,642
Texas Instruments, Inc. 5.15% 2/8/2054	4,750	4,495
UKG, Inc. 6.875% 2/1/2031 (f)	950	977
Unisys Corp. 10.625% 1/15/2031 (f)	1,228	1,259
Viasat, Inc. 5.625% 4/15/2027 (f)	6,733	6,748
Viasat, Inc. 6.50% 7/15/2028 (f)	1,900	1,849
Viasat, Inc. 7.50% 5/30/2031 (f)	3,626	3,452
Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (e)(g)	945	1,030
WULF Compute, LLC 7.75% 10/15/2030 (f)	2,770	2,856
X.AI Corp. 12.50% 6/30/2030	2,485	2,651

		186,075

Energy 0.54%
Antero Midstream Partners, LP 5.375% 6/15/2029 (f)	2,390	2,392
Antero Midstream Partners, LP 6.625% 2/1/2032 (f)	175	181
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (f)	1,270	1,278
Ascent Resources Utica Holdings, LLC 6.625% 10/15/2032 (f)	510	529
Ascent Resources Utica Holdings, LLC 6.625% 7/15/2033 (f)	430	445
Borr IHC, Ltd. 10.00% 11/15/2028 (f)	2,960	2,979
Borr IHC, Ltd. 10.375% 11/15/2030 (f)	203	203

American Funds Insurance Series	120

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Energy (continued)
Canadian Natural Resources, Ltd. 4.95% 6/1/2047	USD1,397	$1,235
Chord Energy Corp. 6.75% 3/15/2033 (f)	1,325	1,371
Civitas Resources, Inc. 5.00% 10/15/2026 (f)	480	480
Civitas Resources, Inc. 8.375% 7/1/2028 (f)	2,780	2,868
Civitas Resources, Inc. 8.625% 11/1/2030 (f)	525	551
Civitas Resources, Inc. 8.75% 7/1/2031 (f)	735	763
CNX Midstream Partners, LP 4.75% 4/15/2030 (f)	1,055	1,028
CNX Resources Corp. 6.00% 1/15/2029 (f)	2,675	2,696
CNX Resources Corp. 7.375% 1/15/2031 (f)	553	575
CNX Resources Corp. 7.25% 3/1/2032 (f)	1,180	1,233
Constellation Oil Services Holding SA 9.375% 11/7/2029 (f)	2,320	2,415
Crescent Energy Finance, LLC 7.625% 4/1/2032 (f)	1,510	1,465
Crescent Energy Finance, LLC 7.375% 1/15/2033 (f)	1,210	1,149
Devon Energy Corp. 5.20% 9/15/2034	1,933	1,925
Devon Energy Corp. 5.75% 9/15/2054	7,476	6,874
Diamondback Energy, Inc. 5.75% 4/18/2054	2,481	2,347
Enbridge, Inc. 3.70% 7/15/2027	56	56
Enterprise Products Operating, LLC 5.05% 1/10/2026	3,153	3,153
Enterprise Products Operating, LLC 5.20% 1/15/2036	987	1,005
Enterprise Products Operating, LLC 4.90% 5/15/2046	448	406
EOG Resources, Inc. 4.40% 7/15/2028	410	415
EOG Resources, Inc. 5.65% 12/1/2054	3,079	3,014
EQT Corp. 7.50% 6/1/2030	642	707
EQT Corp. 4.75% 1/15/2031	1,635	1,646
Equinor ASA 4.25% 11/23/2041	1,792	1,593
Expand Energy Corp. 4.875% 4/15/2022 (n)	7,225	1
Expand Energy Corp. 5.875% 2/1/2029 (f)	790	790
Expand Energy Corp. 5.375% 3/15/2030	1,645	1,668
Expand Energy Corp. 4.75% 2/1/2032	810	799
Exxon Mobil Corp. 2.44% 8/16/2029	213	204
Exxon Mobil Corp. 3.452% 4/15/2051	555	399
Genesis Energy, LP 7.75% 2/1/2028	350	352
Genesis Energy, LP 8.25% 1/15/2029	670	702
Genesis Energy, LP 8.875% 4/15/2030	884	934
Genesis Energy, LP 7.875% 5/15/2032	1,120	1,168
Harvest Midstream I, LP 7.50% 9/1/2028 (f)	420	427
Harvest Midstream I, LP 7.50% 5/15/2032 (f)	190	198
Hess Midstream Operations, LP 5.875% 3/1/2028 (f)	750	767
Hess Midstream Operations, LP 5.125% 6/15/2028 (f)	1,655	1,663
Hess Midstream Operations, LP 4.25% 2/15/2030 (f)	960	942
Hess Midstream Operations, LP 5.50% 10/15/2030 (f)	400	407
Hilcorp Energy I, LP 6.00% 4/15/2030 (f)	465	454
Hilcorp Energy I, LP 6.00% 2/1/2031 (f)	540	515
Hilcorp Energy I, LP 8.375% 11/1/2033 (f)	475	487
Matador Resources Co. 6.50% 4/15/2032 (f)	1,325	1,345
MPLX, LP 4.125% 3/1/2027	448	448
MPLX, LP 5.40% 9/15/2035	1,329	1,339
Nabors Industries, Inc. 9.125% 1/31/2030 (f)	1,745	1,831
New Fortress Energy, Inc. 6.50% 9/30/2026 (f)	1,375	106
NFE Financing, LLC 12.00% 11/15/2029 (f)(n)	20,423	5,923
Northern Oil and Gas, Inc. 8.75% 6/15/2031 (f)	300	303
Northern Oil and Gas, Inc. 7.875% 10/15/2033 (f)	725	706
Occidental Petroleum Corp. 6.60% 3/15/2046	2,268	2,353
Occidental Petroleum Corp. 6.05% 10/1/2054	6,482	6,203
Permian Resources Operating, LLC 9.875% 7/15/2031 (f)	586	632
Permian Resources Operating, LLC 7.00% 1/15/2032 (f)	1,020	1,067
Permian Resources Operating, LLC 6.25% 2/1/2033 (f)	800	821
Petrobras Global Finance BV 5.125% 9/10/2030	5,550	5,446
Petroleos Mexicanos 6.84% 1/23/2030	1,925	1,956
Petroleos Mexicanos 5.95% 1/28/2031	1,925	1,864

121	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Energy (continued)
Petroleos Mexicanos 6.50% 6/2/2041	USD41	$36
Petroleos Mexicanos 6.375% 1/23/2045	16	13
Petroleos Mexicanos 6.75% 9/21/2047	139	114
Petroleos Mexicanos 6.35% 2/12/2048	23	18
Petroleos Mexicanos 7.69% 1/23/2050	2,548	2,285
Petroleos Mexicanos 6.95% 1/28/2060	163	133
Plains All American Pipeline, LP 3.80% 9/15/2030	101	98
Saudi Arabian Oil Co. 5.75% 7/17/2054 (f)	3,799	3,711
Seadrill Finance, Ltd. 8.375% 8/1/2030 (f)	625	650
South Bow USA Infrastructure Holdings, LLC 5.026% 10/1/2029	1,668	1,693
Sunoco, LP 5.875% 7/15/2027 (f)	1,550	1,559
Sunoco, LP 7.00% 9/15/2028 (f)	1,475	1,527
Sunoco, LP 4.50% 5/15/2029	925	909
Sunoco, LP 4.50% 4/30/2030	1,105	1,080
Sunoco, LP 4.625% 5/1/2030 (f)	510	496
Sunoco, LP 5.625% 3/15/2031 (f)	550	554
Sunoco, LP 6.25% 7/1/2033 (f)	530	543
Sunoco, LP 5.875% 3/15/2034 (f)	580	580
Sunoco, LP 7.875% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 4.23% on 9/18/2030) (f)(l)	1,470	1,511
Talos Production, Inc. 9.00% 2/1/2029 (f)	500	521
Talos Production, Inc. 9.375% 2/1/2031 (f)	85	89
TGS ASA 8.50% 1/15/2030 (f)	1,235	1,294
Tidewater, Inc. 9.125% 7/15/2030 (f)	445	478
TotalEnergies Capital SA 5.275% 9/10/2054	3,750	3,527
TransCanada Pipelines, Ltd. 4.25% 5/15/2028	977	979
TransCanada Pipelines, Ltd. 4.10% 4/15/2030	536	530
Transocean International, Ltd. 7.875% 10/15/2032 (f)	1,125	1,180
Transocean Titan Financing, Ltd. 8.375% 2/1/2028 (f)	358	366
Transocean, Inc. 8.50% 5/15/2031 (f)	2,000	1,982
Valero Energy Corp. 4.00% 4/1/2029	3,584	3,558
Venture Global LNG, Inc. 8.125% 6/1/2028 (f)	3,625	3,674
Venture Global LNG, Inc. 8.375% 6/1/2031 (f)	3,680	3,662
Venture Global LNG, Inc. 9.00% junior subordinated perpetual preferred bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.44% on 9/30/2029) (f)(l)	2,000	1,581
Venture Global Plaquemines LNG, LLC 6.125% 12/15/2030 (f)	925	942
Venture Global Plaquemines LNG, LLC 6.50% 1/15/2034 (f)	5,730	5,872
Venture Global Plaquemines LNG, LLC 6.75% 1/15/2036 (f)	2,035	2,085
Weatherford International, Ltd. 8.625% 4/30/2030 (f)	3,298	3,383
Weatherford International, Ltd. 6.75% 10/15/2033 (f)	3,030	3,105

		150,515

Industrials 0.49%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026 (f)	167	168
Albion Financing 1 SARL 7.00% 5/21/2030 (f)	3,525	3,693
Axon Enterprise, Inc. 6.125% 3/15/2030 (f)	5,175	5,355
Axon Enterprise, Inc. 6.25% 3/15/2033 (f)	5,835	6,095
BAE Systems PLC 5.125% 3/26/2029 (f)	3,403	3,502
BAE Systems PLC 5.25% 3/26/2031 (f)	2,663	2,769
BAE Systems PLC 5.30% 3/26/2034 (f)	2,772	2,872
BAE Systems PLC 5.50% 3/26/2054 (f)	599	603
Boeing Co. (The) 3.10% 5/1/2026	251	250
Boeing Co. (The) 3.25% 2/1/2028	2,000	1,968
Boeing Co. (The) 5.15% 5/1/2030	945	971
Boeing Co. (The) 3.625% 2/1/2031	178	171
Boeing Co. (The) 6.388% 5/1/2031	227	246
Boeing Co. (The) 3.60% 5/1/2034	2,500	2,276
Boeing Co. (The) 6.528% 5/1/2034	6,029	6,672

American Funds Insurance Series	122

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Industrials (continued)
Boeing Co. (The) 5.805% 5/1/2050	USD3,605	$3,551
Boeing Co. (The) 6.858% 5/1/2054	2,113	2,375
Boeing Co. (The) 7.008% 5/1/2064	1,301	1,484
Brink’s Co. (The) 4.625% 10/15/2027 (f)	2,385	2,386
Brink’s Co. (The) 6.50% 6/15/2029 (f)	485	502
Brink’s Co. (The) 6.75% 6/15/2032 (f)	850	890
Canadian Pacific Railway Co. 1.75% 12/2/2026	1,385	1,358
Canadian Pacific Railway Co. 5.20% 3/30/2035	2,705	2,786
Canadian Pacific Railway Co. 3.00% 12/2/2041	209	157
Canadian Pacific Railway Co. 3.10% 12/2/2051	653	434
Carpenter Technology Corp. 5.625% 3/1/2034 (f)	1,795	1,825
Chart Industries, Inc. 7.50% 1/1/2030 (f)	1,347	1,406
CSX Corp. 4.25% 3/15/2029	1,062	1,072
CSX Corp. 5.05% 6/15/2035	6,111	6,218
FTAI Aviation Investors, LLC 5.50% 5/1/2028 (f)	1,540	1,545
General Electric Co. 4.90% 1/29/2036	1,627	1,653
Herc Holdings, Inc. 7.00% 6/15/2030 (f)	1,510	1,590
Herc Holdings, Inc. 7.25% 6/15/2033 (f)	505	536
Icahn Enterprises, LP 4.375% 2/1/2029	2,500	2,166
L3Harris Technologies, Inc. 5.40% 7/31/2033	4,059	4,229
Lockheed Martin Corp. 5.70% 11/15/2054	1,657	1,675
Norfolk Southern Corp. 4.45% 3/1/2033	1,515	1,511
Norfolk Southern Corp. 5.10% 5/1/2035	2,842	2,912
Norfolk Southern Corp. 3.05% 5/15/2050	2,746	1,813
Norfolk Southern Corp. 5.35% 8/1/2054	4,136	3,954
Northrop Grumman Corp. 3.25% 1/15/2028	3,132	3,093
OneSky Flight, LLC 8.875% 12/15/2029 (f)	1,125	1,205
Otis Worldwide Corp. 2.293% 4/5/2027	1,913	1,875
Paychex, Inc. 5.60% 4/15/2035	427	447
QXO Building Products, Inc. 6.75% 4/30/2032 (f)	1,455	1,521
Reworld Holding Corp. 4.875% 12/1/2029 (f)	1,035	996
RTX Corp. 5.15% 2/27/2033	2,669	2,758
RTX Corp. 5.375% 2/27/2053	3,950	3,816
Science Applications International Corp. 5.875% 11/1/2033 (f)	480	487
Siemens Funding BV 5.80% 5/28/2055 (f)	6,288	6,588
Siemens Funding BV 5.90% 5/28/2065 (f)	5,581	5,861
Standard Building Solutions, Inc. 6.25% 8/1/2033 (f)	2,480	2,535
Texas Combined Tirz I, LLC 0% 12/7/2062 (c)(f)	393	393
TransDigm, Inc. 6.625% 3/1/2032 (f)	1,485	1,547
TransDigm, Inc. 6.25% 1/31/2034 (f)	4,100	4,257
TransDigm, Inc. 6.75% 1/31/2034 (f)	2,625	2,736
Union Pacific Corp. 2.40% 2/5/2030	2,163	2,026
Union Pacific Corp. 5.10% 2/20/2035	2,865	2,958
Union Pacific Corp. 3.50% 2/14/2053	42	30
Union Pacific Corp. 5.60% 12/1/2054	2,614	2,609
Union Pacific Corp. 3.839% 3/20/2060	546	395
Union Pacific Corp. 3.799% 4/6/2071	545	375

		136,147

Consumer staples 0.37%
7-Eleven, Inc. 0.95% 2/10/2026 (f)	739	736
Albertsons Cos., Inc. 4.875% 2/15/2030 (f)	1,000	993
Albertsons Cos., Inc. 5.50% 3/31/2031 (f)	2,960	2,995
Albertsons Cos., Inc. 5.75% 3/31/2034 (f)	2,750	2,765
B&G Foods, Inc. 5.25% 9/15/2027	2,090	2,049
B&G Foods, Inc. 8.00% 9/15/2028 (f)	2,010	1,980
BAT Capital Corp. 6.343% 8/2/2030	124	134
BAT Capital Corp. 4.625% 3/22/2033	2,026	2,015

123	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Consumer staples (continued)
BAT Capital Corp. 6.421% 8/2/2033	USD134	$148
BAT Capital Corp. 5.625% 8/15/2035	631	658
BAT Capital Corp. 4.54% 8/15/2047	627	521
BAT Capital Corp. 6.25% 8/15/2055	6,250	6,482
Campbell’s Co. (The) 4.75% 3/23/2035	952	920
Coca-Cola Co. 1.00% 3/15/2028	842	795
Constellation Brands, Inc. 3.60% 2/15/2028	560	555
Constellation Brands, Inc. 2.25% 8/1/2031	1,333	1,183
Coty, Inc. 5.60% 1/15/2031 (f)	507	512
Fiesta Purchaser, Inc. 9.625% 9/15/2032 (f)	400	420
Imperial Brands Finance PLC 4.50% 6/30/2028 (f)	1,400	1,412
Imperial Brands Finance PLC 5.625% 7/1/2035 (f)	2,250	2,314
Imperial Brands Finance PLC 6.375% 7/1/2055 (f)	2,101	2,148
J. M. Smucker Co. (The) 5.90% 11/15/2028	2,385	2,500
J. M. Smucker Co. (The) 6.20% 11/15/2033	1,554	1,685
J. M. Smucker Co. (The) 6.50% 11/15/2043	229	246
J. M. Smucker Co. (The) 6.50% 11/15/2053	806	873
Mars, Inc. 4.80% 3/1/2030 (f)	3,408	3,483
Mars, Inc. 5.00% 3/1/2032 (f)	1,855	1,913
Mars, Inc. 5.20% 3/1/2035 (f)	385	396
Mars, Inc. 5.70% 5/1/2055 (f)	6,678	6,657
Mondelez International, Inc. 5.125% 5/6/2035	2,176	2,227
Philip Morris International, Inc. 5.125% 11/17/2027	319	326
Philip Morris International, Inc. 4.875% 2/15/2028	623	635
Philip Morris International, Inc. 4.625% 11/1/2029	703	716
Philip Morris International, Inc. 5.625% 11/17/2029	154	162
Philip Morris International, Inc. 5.125% 2/15/2030	433	448
Philip Morris International, Inc. 5.125% 2/13/2031	2,275	2,359
Philip Morris International, Inc. 4.75% 11/1/2031	6,194	6,328
Philip Morris International, Inc. 4.25% 10/29/2032	770	758
Philip Morris International, Inc. 4.90% 11/1/2034	6,755	6,812
Philip Morris International, Inc. 4.875% 4/30/2035	6,407	6,431
Philip Morris International, Inc. 4.625% 10/29/2035	5,859	5,735
Post Holdings, Inc. 4.625% 4/15/2030 (f)	2,886	2,813
Post Holdings, Inc. 6.25% 2/15/2032 (f)	13,279	13,660
Prestige Brands, Inc. 3.75% 4/1/2031 (f)	1,115	1,045
Reynolds American, Inc. 5.85% 8/15/2045	2,030	2,004

		101,947

Real estate 0.35%
Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026	282	282
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028	1,093	1,089
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029	1,738	1,632
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031	1,183	1,107
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033	3,670	3,011
Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049	367	311
American Tower Corp. 1.45% 9/15/2026	246	242
American Tower Corp. 3.55% 7/15/2027	1,277	1,268
American Tower Corp. 3.60% 1/15/2028	896	888
American Tower Corp. 1.50% 1/31/2028	2,240	2,128
American Tower Corp. 2.30% 9/15/2031	1,344	1,194
American Tower Corp. 2.95% 1/15/2051	1,792	1,146
Anywhere Real Estate Group, LLC 5.75% 1/15/2029 (f)	3,040	2,955
Anywhere Real Estate Group, LLC 7.00% 4/15/2030 (f)	1,975	1,975
Boston Properties, LP 6.50% 1/15/2034	2,223	2,395
Boston Properties, LP 5.75% 1/15/2035	3,143	3,234
Extra Space Storage, LP 2.35% 3/15/2032	1,241	1,087
Howard Hughes Corp. (The) 5.375% 8/1/2028 (f)	1,705	1,713

American Funds Insurance Series	124

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Real estate (continued)
Howard Hughes Corp. (The) 4.125% 2/1/2029 (f)	USD2,855	$2,777
Howard Hughes Corp. (The) 4.375% 2/1/2031 (f)	3,900	3,716
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031	2,152	1,883
Iron Mountain, Inc. 5.25% 7/15/2030 (f)	3,785	3,742
Iron Mountain, Inc. 4.50% 2/15/2031 (f)	2,650	2,528
Ladder Capital Finance Holdings LLLP 5.50% 8/1/2030	1,884	1,929
MPT Operating Partnership, LP 5.00% 10/15/2027	5,137	4,979
MPT Operating Partnership, LP 4.625% 8/1/2029	630	528
MPT Operating Partnership, LP 8.50% 2/15/2032 (f)	3,968	4,240
Park Intermediate Holdings, LLC 4.875% 5/15/2029 (f)	2,280	2,228
Park Intermediate Holdings, LLC 7.00% 2/1/2030 (f)	1,000	1,030
Piedmont Operating Partnership, LP 5.625% 1/15/2033	101	102
Prologis, LP 4.875% 6/15/2028	1,357	1,390
Prologis, LP 4.75% 6/15/2033	2,359	2,383
Prologis, LP 5.00% 3/15/2034	1,850	1,887
Prologis, LP 5.00% 1/31/2035	1,033	1,048
Public Storage Operating Co. 1.85% 5/1/2028	2,231	2,131
Public Storage Operating Co. 1.95% 11/9/2028	1,816	1,721
Public Storage Operating Co. 2.30% 5/1/2031	644	583
Scentre Group Trust 1 3.75% 3/23/2027 (f)	2,178	2,169
Service Properties Trust 0% 9/30/2027 (f)	1,000	905
Service Properties Trust 5.50% 12/15/2027	655	647
Service Properties Trust 3.95% 1/15/2028	1,815	1,715
Service Properties Trust 8.375% 6/15/2029	4,228	4,254
Service Properties Trust 4.95% 10/1/2029	2,715	2,368
Service Properties Trust 4.375% 2/15/2030	705	598
Service Properties Trust 8.625% 11/15/2031 (f)	6,775	7,130
Service Properties Trust 8.875% 6/15/2032	4,628	4,569
Sun Communities Operating, LP 2.30% 11/1/2028	1,653	1,574
Sun Communities Operating, LP 2.70% 7/15/2031	785	714
Trust 2401 7.70% 1/23/2032 (f)	396	438
Trust Fibra Uno 7.70% 1/23/2032 (f)	789	865
UDR, Inc. 2.95% 9/1/2026	681	677

		97,105

Materials 0.33%
Avient Corp. 7.125% 8/1/2030 (f)	855	884
Avient Corp. 6.25% 11/1/2031 (f)	170	175
BHP Billiton Finance (USA), Ltd. 5.75% 9/5/2055	2,648	2,703
Celanese US Holdings, LLC 6.665% 7/15/2027	1,996	2,059
Celanese US Holdings, LLC 7.05% 11/15/2030	2,501	2,637
Celanese US Holdings, LLC 7.00% 2/15/2031	705	722
Celanese US Holdings, LLC 7.20% 11/15/2033	1,618	1,711
Century Aluminum Co. 6.875% 8/1/2032 (f)	1,300	1,341
Cleveland-Cliffs, Inc. 4.625% 3/1/2029 (f)	3,625	3,573
Cleveland-Cliffs, Inc. 6.875% 11/1/2029 (f)	1,650	1,710
Cleveland-Cliffs, Inc. 6.75% 4/15/2030 (f)	2,275	2,342
Cleveland-Cliffs, Inc. 4.875% 3/1/2031 (f)	775	747
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (f)	2,000	2,111
Cleveland-Cliffs, Inc. 7.00% 3/15/2032 (f)	2,695	2,766
Cleveland-Cliffs, Inc. 7.625% 1/15/2034 (f)	900	941
Consolidated Energy Finance SA 12.00% 2/15/2031 (f)	1,480	1,048
Dow Chemical Co. (The) 4.80% 1/15/2031	1,290	1,283
Dow Chemical Co. (The) 5.35% 3/15/2035	1,735	1,720
Dow Chemical Co. (The) 5.65% 3/15/2036	920	917
Dow Chemical Co. (The) 4.80% 5/15/2049	435	343
Dow Chemical Co. (The) 3.60% 11/15/2050	1,057	683
Dow Chemical Co. (The) 5.95% 3/15/2055	4,720	4,299

125	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Materials (continued)
First Quantum Minerals, Ltd. 9.375% 3/1/2029 (f)	USD5,370	$5,661
FXI Holdings, Inc. 16.00% PIK 11/15/2029 (14.00% on 11/15/2028) (f)(g)(l)	2,659	1,516
FXI Holdings, Inc. 11.00% 11/15/2030 (f)	4,548	4,093
International Flavors & Fragrances, Inc. 1.832% 10/15/2027 (f)	1,406	1,350
JH North America Holdings, Inc. 5.875% 1/31/2031 (f)	1,700	1,738
JH North America Holdings, Inc. 6.125% 7/31/2032 (f)	1,335	1,371
Linde, Inc. 1.10% 8/10/2030	2,633	2,314
LYB International Finance III, LLC 5.50% 3/1/2034	778	770
LYB International Finance III, LLC 6.15% 5/15/2035	560	574
LYB International Finance III, LLC 5.875% 1/15/2036	5,842	5,817
Minera Mexico, SA de CV, 5.625% 2/12/2032 (f)	6,734	6,976
Mineral Resources, Ltd. 9.25% 10/1/2028 (f)	945	993
Mineral Resources, Ltd. 8.50% 5/1/2030 (f)	1,525	1,587
Mosaic Co. 4.05% 11/15/2027	941	941
NOVA Chemicals Corp. 4.25% 5/15/2029 (f)	1,270	1,243
NOVA Chemicals Corp. 9.00% 2/15/2030 (f)	3,775	4,036
NOVA Chemicals Corp. 7.00% 12/1/2031 (f)	1,130	1,207
Quikrete Holdings, Inc. 6.75% 3/1/2033 (f)	1,050	1,097
Rio Tinto Finance (USA) PLC 5.25% 3/14/2035	1,339	1,380
Rio Tinto Finance (USA) PLC 5.75% 3/14/2055	3,244	3,312
Sherwin-Williams Co. 5.15% 8/15/2035	473	482
Solstice Advanced Materials, Inc. 5.625% 9/30/2033 (f)	1,290	1,302
Synergy Infrastructure Holdings, LLC 7.875% 12/1/2030 (f)	1,110	1,154
Veritiv Operating Co. 10.50% 11/30/2030 (f)	640	689
Warrior Met Coal, Inc. 7.875% 12/1/2028 (f)	2,212	2,265
Westlake Corp. 4.375% 11/15/2047	448	348

		90,931

Utilities 0.31%
Calpine Corp. 3.75% 3/1/2031 (f)	1,975	1,910
CMS Energy Corp., junior subordinated, 6.50% 6/1/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.961% on 6/1/2035) (l)	1,375	1,415
Commonwealth Edison Co. 4.35% 11/15/2045	972	827
Commonwealth Edison Co. 3.85% 3/15/2052	2,330	1,755
Connecticut Light and Power Co. (The) 4.95% 8/15/2034	1,837	1,856
Consumers Energy Co. 5.05% 5/15/2035	525	534
Duke Energy Florida, LLC 4.85% 12/1/2035	2,725	2,714
Duke Energy Indiana, LLC 3.25% 10/1/2049	850	582
Duke Energy Progress, LLC 3.70% 10/15/2046	457	350
Duke Energy Progress, LLC 2.50% 8/15/2050	202	118
Duke Energy Progress, LLC 2.90% 8/15/2051	91	58
Edison International 4.125% 3/15/2028	1,225	1,212
Edison International 5.25% 11/15/2028	1,537	1,558
Edison International 5.45% 6/15/2029	1,419	1,446
Edison International 6.95% 11/15/2029	2,280	2,430
Edison International 6.25% 3/15/2030	3,493	3,655
Edison International 5.25% 3/15/2032	6,672	6,680
Electricite de France SA 6.25% 5/23/2033 (f)	1,075	1,165
Electricite de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033) (f)(l)	1,475	1,721
Emera US Finance, LP 3.55% 6/15/2026	287	286
Enel Finance International NV 5.00% 9/30/2035 (f)	1,280	1,275
Exelon Corp., junior subordinated, 6.50% 3/15/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.975% on 3/15/2035) (l)	1,000	1,041
FirstEnergy Transmission, LLC 2.866% 9/15/2028 (f)	605	585
Florida Power & Light Co. 4.70% 2/15/2036	1,525	1,511
Florida Power & Light Co. 5.60% 2/15/2066	100	99
Ithaca Energy (North Sea) PLC 8.125% 10/15/2029 (f)	1,000	1,036

American Funds Insurance Series	126

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)
Utilities (continued)
MidAmerican Energy Co. 5.85% 9/15/2054	USD875	$904
NextEra Energy Capital Holdings, Inc. 4.685% 9/1/2027	700	709
Northern States Power Co. 5.40% 3/15/2054	175	171
Pacific Gas and Electric Co. 2.10% 8/1/2027	125	121
Pacific Gas and Electric Co. 3.00% 6/15/2028	450	437
Pacific Gas and Electric Co. 6.40% 6/15/2033	192	207
Pacific Gas and Electric Co. 6.95% 3/15/2034	4,588	5,106
Pacific Gas and Electric Co. 5.70% 3/1/2035	5,359	5,513
Pacific Gas and Electric Co. 6.00% 8/15/2035	4,962	5,219
Pacific Gas and Electric Co. 3.30% 8/1/2040	90	68
Pacific Gas and Electric Co. 4.95% 7/1/2050	2,744	2,322
Pacific Gas and Electric Co. 3.50% 8/1/2050	206	139
PacifiCorp 5.30% 2/15/2031	1,258	1,296
PacifiCorp 5.45% 2/15/2034	796	808
PacifiCorp 5.35% 12/1/2053	3,298	2,900
PacifiCorp 5.80% 1/15/2055	575	537
Public Service Electric and Gas Co. 3.60% 12/1/2047	548	413
Rockies Express Pipeline, LLC 4.95% 7/15/2029 (f)	2,689	2,685
Southern California Edison Co. 2.85% 8/1/2029	3,988	3,783
Southern California Edison Co. 2.50% 6/1/2031	260	233
Southern California Edison Co. 5.45% 6/1/2031	2,240	2,319
Southern California Edison Co. 5.20% 6/1/2034	2,260	2,273
Southern California Edison Co. 5.75% 4/1/2035	605	625
Southern California Edison Co. 5.35% 7/15/2035	2,688	2,707
Southern California Edison Co. 4.50% 9/1/2040	452	396
Southern California Edison Co. 3.65% 2/1/2050	693	485
Southern California Edison Co. 2.95% 2/1/2051	128	78
Talen Energy Supply, LLC 8.625% 6/1/2030 (f)	400	424
Virginia Electric & Power 2.40% 3/30/2032	2,307	2,055
Wisconsin Electric Power Co. 4.15% 10/15/2030	2,000	2,000
Xcel Energy, Inc. 5.60% 4/15/2035	23	24
XPLR Infrastructure Operating Partners, LP 8.375% 1/15/2031 (f)	1,150	1,209

		85,985

Total corporate bonds and notes		1,978,534

Asset-backed obligations 1.91%
Auto loan 0.84%
American Credit Acceptance Receivables Trust, Series 2024-4, Class A, 4.81% 3/13/2028 (f)(h)	76	76
American Credit Acceptance Receivables Trust, Series 2024-3, Class B, 5.66% 8/14/2028 (f)(h)	1,131	1,133
American Credit Acceptance Receivables Trust, Series 2025-2, Class B, 4.85% 5/14/2029 (f)(h)	232	233
American Credit Acceptance Receivables Trust, Series 2024-3, Class C, 5.73% 7/12/2030 (f)(h)	3,332	3,365
American Credit Acceptance Receivables Trust, Series 2024-4, Class C, 4.91% 8/12/2031 (f)(h)	1,005	1,011
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027 (f)(h)	6,748	6,735
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027 (f)(h)	46	46
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027 (f)(h)	10,410	10,290
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028 (f)(h)	29,013	29,532
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (f)(h)	4,960	5,164
BofA Auto Trust, Series 2024-1, Class A3, 5.35% 11/15/2028 (f)(h)	2,074	2,096
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A2, 4.84% 9/15/2027 (h)	52	52
Bridgecrest Lending Auto Securitization Trust, Series 2024-3, Class A3, 5.34% 4/17/2028 (h)	950	952
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A3, 4.72% 9/15/2028 (h)	856	858
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class B, 4.77% 8/15/2030 (h)	1,679	1,687
CarMax Auto Owner Trust, Series 2024-2, Class A2A, 5.65% 5/17/2027 (h)	48	48
CarMax Auto Owner Trust, Series 2024-3, Class A3, 4.89% 7/16/2029 (h)	8,604	8,712
CarMax Select Receivables Trust, Series 2024-A, Class A2A, 5.78% 9/15/2027 (h)	193	193
Chase Auto Owner Trust, Series 2024-4A, Class A2, 5.25% 9/27/2027 (f)(h)	359	360
Chase Auto Owner Trust, Series 2024-3, Class A2, 5.53% 9/27/2027 (f)(h)	174	174
Chase Auto Owner Trust, Series 2024-4A, Class A3, 4.94% 7/25/2029 (f)(h)	5,309	5,362

127	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Auto loan (continued)
Chase Auto Owner Trust, Series 2024-3, Class A3, 5.22% 7/25/2029 (f)(h)	USD4,257	$4,308
CPS Auto Receivables Trust, Series 2024-C, Class A, 5.88% 2/15/2028 (f)(h)	161	161
Credit Acceptance Auto Loan Trust, Series 2023-3, Class A, 6.39% 8/15/2033 (f)(h)	1,025	1,030
Enterprise Fleet Financing, LLC, Series 2024-2, Class A2, 5.74% 12/20/2026 (f)(h)	317	318
Enterprise Fleet Financing, LLC, Series 2024-3, Class A2, 5.31% 4/20/2027 (f)(h)	1,744	1,750
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029 (f)(h)	136	136
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029 (f)(h)	458	460
Exeter Automobile Receivables Trust, Series 2025-1A, Class A2, 4.70% 9/15/2027 (h)	249	249
Exeter Automobile Receivables Trust, Series 2025-1A, Class A3, 4.67% 8/15/2028 (h)	930	932
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036 (f)(h)	5,998	6,205
Ford Credit Auto Owner Trust, Series 2024-1, Class A, 4.87% 8/15/2036 (f)(h)(i)	13,442	13,799
Ford Credit Floorplan Master Owner Trust, Series 2024-3, Class A1, 4.30% 9/15/2029 (f)(h)	3,235	3,263
Ford Credit Floorplan Master Owner Trust, Series 2025-2, Class A1, 4.06% 9/15/2030 (h)	7,319	7,350
GLS Auto Receivables Trust, Series 2025-2A, Class A2, 4.75% 3/15/2028 (f)(h)	364	365
GLS Auto Select Receivables Trust, Series 2024-4A, Class A2, 4.43% 12/17/2029 (f)(h)	667	669
GLS Auto Select Receivables Trust, Series 2025-1A, Class A2, 4.71% 4/15/2030 (f)(h)	623	628
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036 (f)(h)	8,654	9,090
GM Financial Revolving Receivables Trust, Series 2024-2, Class A, 4.52% 3/11/2037 (f)(h)	6,768	6,887
GM Financial Securitized Term Auto Receivables Trust, Series 2024-1, Class A3, 4.85% 12/18/2028 (h)	1,762	1,774
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028 (f)(h)	4,391	4,291
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028 (f)(h)	4,445	4,423
Hertz Vehicle Financing III, LLC, Series 2023-4, Class A, 6.15% 3/25/2030 (f)(h)	4,585	4,807
Hertz Vehicle Financing, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027 (f)(h)	9,236	9,064
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027 (f)(h)	685	672
Hertz Vehicle Financing, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027 (f)(h)	429	421
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029 (f)(h)	4,771	4,875
Hertz Vehicle Financing, LLC, Series 2025-1A, Class A, 4.91% 9/25/2029 (f)(h)	1,448	1,467
Hertz Vehicle Financing, LLC, Series 2025-5A, Class A, 4.62% 5/25/2030 (f)(h)	1,610	1,609
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027 (h)	238	239
Hyundai Auto Receivables Trust, Series 2024-A, Class A3, 4.99% 2/15/2029 (h)	3,179	3,207
Hyundai Floorplan Master Owner Trust, Series 2025-1A, Class A, 4.01% 10/15/2030 (f)(h)	3,632	3,636
LAD Auto Receivables Trust, Series 2024-3A, Class A2, 4.64% 11/15/2027 (f)(h)	448	449
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027 (f)(h)	249	250
LAD Auto Receivables Trust, Series 2024-3A, Class A3, 4.52% 3/15/2029 (f)(h)	954	958
LAD Auto Receivables Trust, Series 2024-3A, Class A4, 4.60% 12/17/2029 (f)(h)	504	509
Santander Drive Auto Receivables Trust, Series 2024-1, Class A3, 5.25% 4/17/2028 (h)	117	117
Santander Drive Auto Receivables Trust, Series 2024-2, Class A3, 5.63% 11/15/2028 (h)	2,889	2,899
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028 (h)	5,062	5,111
Santander Drive Auto Receivables Trust, Series 2024-4, Class A3, 4.85% 1/16/2029 (h)	4,123	4,134
SBNA Auto Lease Trust, Series 2024-A, Class A3, 5.39% 11/20/2026 (f)(h)	695	696
SBNA Auto Lease Trust, Series 2024-B, Class A3, 5.56% 11/22/2027 (f)(h)	1,037	1,042
SFS Auto Receivables Securitization Trust, Series 2024-3A, Class A2, 4.71% 5/22/2028 (f)(h)	498	499
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028 (f)(h)	1,713	1,725
SFS Auto Receivables Securitization Trust, Series 2025-2A, Class A2, 4.52% 11/20/2028 (f)(h)	401	402
SFS Auto Receivables Securitization Trust, Series 2024-3A, Class A3, 4.55% 6/20/2030 (f)(h)	2,966	2,987
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034 (f)(h)	6,503	6,475
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028 (h)	2,960	2,977
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A4, 5.01% 2/15/2029 (h)	1,822	1,851
Truist Bank Auto Credit-Linked Notes, Series 2025-1, Class B, 4.728% 9/26/2033 (f)(h)	864	866
United Auto Credit Securitization Trust, Series 2025-1, Class A, 4.80% 6/10/2027 (f)(h)	156	156
Westlake Automobile Receivables Trust, Series 2025-1A, Class A2A, 4.66% 1/18/2028 (f)(h)	3,372	3,379
Westlake Automobile Receivables Trust, Series 2025-P1, Class A2, 4.65% 2/15/2028 (f)(h)	376	377
Westlake Automobile Receivables Trust, Series 2024-3A, Class A3, 4.71% 4/17/2028 (f)(h)	2,142	2,149
Westlake Automobile Receivables Trust, Series 2025-2A, Class A2A, 4.66% 9/15/2028 (f)(h)	1,052	1,055
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028 (f)(h)	2,001	2,005
Westlake Automobile Receivables Trust, Series 2024-3A, Class B, 4.72% 11/15/2029 (f)(h)	6,520	6,550

American Funds Insurance Series	128

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Auto loan (continued)
Westlake Automobile Receivables Trust, Series 2025-1A, Class C, 5.14% 10/15/2030 (f)(h)	USD1,973	$1,995
World OMNI Select Auto Trust, Series 2024-A, Class A2A, 5.37% 2/15/2028 (h)	285	285
World OMNI Select Auto Trust, Series 2024-A, Class A3, 4.98% 2/15/2030 (h)	4,143	4,165

		232,227

Other asset-backed securities 0.81%
Affirm Asset Securitization Trust, Series 2024-B, Class A, 4.62% 9/15/2029 (f)(h)	10,457	10,487
Affirm Master Trust, Series 2025-3A, Class A, 4.45% 10/16/2034 (f)(h)	1,923	1,931
Affirm, Inc., Series 2024-A, Class A, 5.61% 2/15/2029 (f)(h)	2,962	2,967
Affirm, Inc., Series 2024-X2, Class A, 5.22% 12/17/2029 (f)(h)	109	109
Ansley Park Capital, LLC, Series 2025-A, Class A2, 4.43% 4/20/2035 (f)(h)	2,934	2,944
APL Finance, LLC, Series 2025-1A, Class A, 4.81% 3/20/2036 (f)(h)	1,870	1,878
Apollo Aviation Securitization Equity Trust, Series 2025-3A, Class A, 5.243% 2/16/2050 (f)(h)	6,878	6,906
Apollo Aviation Securitization Equity Trust, Series 2025-2A, Class A, 5.522% 2/16/2050 (f)(h)	3,772	3,802
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033 (f)(h)	58	58
CAL Funding IV, Ltd., Series 2020-1A, Class A, 2.22% 9/25/2045 (f)(h)	826	793
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037 (f)(h)	3,998	3,794
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041 (f)(h)	36	36
Castlelake Aircraft Securitization Trust, Series 2025-1A, Class A, 5.783% 2/15/2050 (f)(h)	4,526	4,605
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060 (f)(h)	5,080	4,316
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060 (f)(h)	1,686	1,426
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061 (f)(h)	5,962	4,846
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045 (f)(h)	872	824
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045 (f)(h)	3,301	3,119
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045 (f)(h)	689	652
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046 (f)(h)	940	876
CNH Equipment Trust, Series 2024-B, Class A2A, 5.42% 10/15/2027 (h)	680	681
Daimler Trucks Retail Trust, Series 2024-1, Class A3, 5.49% 12/15/2027 (h)	2,518	2,540
Dext ABS, LLC, Series 2025-2, Class A2, 4.10% 4/17/2028 (f)(h)	320	320
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045 (f)(h)	192	180
EquipmentShare, Series 2024-2M, Class A, 5.70% 12/20/2032 (f)(h)	2,350	2,386
EquipmentShare, Series 2025-1M, Class A, 5.48% 9/26/2033 (f)(h)	862	868
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045 (f)(h)	388	373
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045 (f)(h)	175	167
GGAM Master Trust International, Ltd., Series 2025-1A, Class A, 5.923% 9/30/2060 (f)(h)	4,277	4,314
Global SC Finance SRL, Series 2025-1H, Class A, 6.169% 9/20/2045 (f)(h)	6,241	6,258
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 8/17/2039 (f)(h)	1,344	1,319
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040 (f)(h)	5,750	5,527
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040 (f)(h)	7,403	7,120
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041 (f)(h)	2,510	2,351
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041 (f)(h)	3,708	3,495
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041 (f)(h)	293	274
Horizon Aircraft Finance, Series 2024-1, Class A, 5.375% 9/15/2049 (f)(h)	2,453	2,483
John Deere Owner Trust, Series 2024-A, Class A3, 4.96% 11/15/2028 (h)	2,894	2,920
MMP Capital, Series 2025-A, Class A, 5.36% 12/15/2031 (f)(h)	118	119
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046 (f)(h)	4,586	4,385
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061 (f)(h)	26,263	22,003
NMEF Funding, LLC, Series 2025-B, Class A2, 4.64% 1/18/2033 (f)(h)	677	680
PEAC Solutions Receivables, LLC, Series 2025-1A, Class A2, 4.94% 10/20/2028 (f)(h)	1,069	1,076
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028 (f)(h)	5,298	5,323
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2038 (h)	2,442	2,380
PK ALIFT Loan Funding, Series 2025-2, Class A, 4.75% 3/15/2043 (f)(h)	418	420
PK ALIFT Loan Funding 3, LP, Series 2024-1, Class AF, (1-month USD CME Term SOFR + 1.70%) 5.45% 9/15/2039 (f)(h)(i)	496	502
PK ALIFT Loan Funding 3, LP, Series 2024-1, Class A1, 5.842% 9/15/2039 (f)(h)	682	698
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046 (f)(h)	2,586	2,470
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046 (f)(h)	1,636	1,602
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041 (f)(h)	1,440	1,420

129	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Other asset-backed securities (continued)
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033 (f)(h)	USD843	$823
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033 (f)(h)	691	674
Subway Funding, LLC, Series 2024-3, Class A2I, 5.246% 7/30/2054 (f)(h)	5,226	5,217
Subway Funding, LLC, Series 2024-3A, Class A2II, 5.566% 7/30/2054 (f)(h)	6,170	6,132
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075 (f)(h)	1,132	1,106
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029 (h)	2,840	2,864
Synchrony Card Issuance Trust, Series 2025-A1, Class A, 4.78% 2/15/2031 (h)	4,155	4,229
Synchrony Card Issuance Trust, Series 2025-A3, Class A, 4.06% 11/15/2031 (h)	5,377	5,406
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045 (f)(h)	1,069	1,025
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045 (f)(h)	497	472
Textainer Marine Containers, Ltd., Series 2021-1, Class A, 1.68% 2/20/2046 (f)(h)	664	626
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046 (f)(h)	1,924	1,825
Textainer Marine Containers, Ltd., Series 2025-1H, Class A, 6.43% 7/23/2050 (f)(h)	1,947	1,959
T-Mobile US Trust, Series 2024-1, Class A, 5.05% 9/20/2029 (f)(h)	5,582	5,617
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045 (f)(h)	7,083	6,693
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046 (f)(h)	1,277	1,189
U.S. Bank National Association, Series 2025-SUP2, Class B1, 4.818% 9/25/2032 (f)(h)	1,660	1,670
Verdant Receivables, LLC, Series 2025-1A, Class A2, 4.85% 3/13/2028 (f)(h)	623	626
Verdant Receivables, LLC, Series 2024-1, Class A2, 5.68% 12/12/2031 (f)(h)	941	960
Verizon Master Trust, Series 2023-1, Class A, 4.49% 1/22/2029 (5.24% on 1/20/2026) (h)(l)	6,704	6,706
Verizon Master Trust, Series 2024-3, Class A1A, 5.34% 4/22/2030 (h)	9,409	9,597
Verizon Master Trust, Series 2025-9, Class A1A, 3.96% 10/21/2030 (4.67% on 10/20/2027) (h)(l)	1,462	1,470
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031 (f)(h)	8,048	8,195
Verizon Master Trust, Series 2025-7, Class A1A, 3.96% 8/20/2031 (h)	4,253	4,268
Verizon Master Trust, Series 24-5, Class A, 5.00% 6/21/2032 (f)(h)	934	964
Volvo Financial Equipment, LLC, Series 2025-1A, Class A2, 4.41% 11/15/2027 (f)(h)	1,879	1,883
Wingspire Equipment Finance, LLC, Series 2024-1A, Class A2, 4.99% 9/20/2032 (f)(h)	389	391
Wingspire Equipment Finance, LLC, Series 2025-1A, Class A2, 4.33% 9/20/2033 (f)(h)	137	137

		225,747

Credit card 0.14%
Avant Credit Card Master Trust, Series 2024-2A, Class A, 5.38% 5/15/2029 (f)(h)	8,500	8,521
Avant Credit Card Master Trust, Series 2024-2A, Class B, 5.73% 5/15/2029 (f)(h)	4,100	4,115
Avant Credit Card Master Trust, Series 2024-2A, Class C, 6.41% 5/15/2029 (f)(h)	2,715	2,733
Barclays Dryrock Issuance Trust, Series 2025-1, Class A, 3.97% 7/15/2031 (h)	4,171	4,182
First National Master Note Trust, Series 2025-1, Class A, 4.85% 2/15/2030 (h)	4,558	4,652
First National Master Note Trust, Series 2024-1, Class A, 5.34% 5/15/2030 (h)	3,970	4,050
Imprint Payments Credit Card Master Trust, Series 2025-A, Class A, 4.84% 9/15/2029 (f)(h)	2,043	2,049
Mission Lane Credit Card Master Trust, Series 2025-C, Class A, 4.78% 12/16/2030 (f)(h)	404	406
World Financial Network Credit Card Master Trust, Series 2023-A, Class A, 5.02% 3/15/2030 (h)	7,030	7,058

		37,766

Student loan 0.08%
Navient Education Loan Trust, Series 2025-A, Class A, 5.02% 7/15/2055 (f)(h)	2,480	2,510
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069 (f)(h)	2,485	2,281
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070 (f)(h)	3,240	2,947
Nelnet Student Loan Trust, Series 2021-CA, Class AFX, 1.32% 4/20/2062 (f)(h)	4,222	3,968
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062 (f)(h)	2,626	2,485
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062 (f)(h)	4,441	4,213
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD CME Term SOFR + 0.844%) 4.595% 1/15/2053 (f)(h)(i)	3,493	3,462

		21,866

Collateralized loan obligations 0.04%
Flatiron CLO, Ltd., Series 2024-1A, Class A1R, (3-month USD CME Term SOFR + 1.08%) 4.985% 7/15/2036 (f)(h)(i)	3,240	3,246

American Funds Insurance Series	130

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Collateralized loan obligations (continued)
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 5.09% 7/25/2030 (f)(h)(i)	USD321	$322
Palmer Square Loan Funding, Ltd., CLO, Series 2024-2A, Class A1N, (3-month USD CME Term SOFR + 1.00%) 4.905% 1/15/2033 (f)(h)(i)	3,469	3,470
Thompson Park CLO, Ltd., Series 2021-1A, Class A1R, (3-month USD CME Term SOFR + 1.05%) 4.955% 4/15/2034 (f)(h)(i)	3,229	3,231
Trinitas CLO, Ltd., Series 2020-12A, Class A1R2, (3-month USD CME Term SOFR + 1.05%) 4.908% 4/25/2033 (f)(h)(i)	1,285	1,286

		11,555

Total asset-backed obligations		529,161

Bonds & notes of governments & government agencies outside the U.S. 0.32%
Mexico 0.16%
Eagle Funding LuxCo SARL 5.50% 8/17/2030	18,285	18,648
Eagle Funding LuxCo SARL 5.50% 8/17/2030 (f)	10,645	10,856
United Mexican States 4.75% 4/27/2032	2,305	2,249
United Mexican States 5.375% 3/22/2033	1,295	1,288
United Mexican States 3.50% 2/12/2034	1,790	1,552
United Mexican States 6.875% 5/13/2037	2,720	2,909
United Mexican States 6.625% 1/29/2038	200	209
United Mexican States 7.375% 5/13/2055	4,235	4,573
United Mexican States 3.771% 5/24/2061	1,528	946

		43,230

Canada 0.07%
CPPIB Capital, Inc. 2.75% 11/2/2027 (f)	5,914	5,824
OMERS Finance Trust 3.50% 4/19/2032 (f)	3,867	3,719
OMERS Finance Trust 4.00% 4/19/2052 (f)	3,867	2,980
Ontario (Province of) 3.90% 9/4/2030	8,228	8,238

		20,761

Kuwait 0.04%
Kuwait (State of) 4.652% 10/9/2035 (f)	11,750	11,764

Peru 0.02%
Peru (Republic of) 1.862% 12/1/2032	2,525	2,091
Peru (Republic of) 5.875% 8/8/2054	2,310	2,294
Peru (Republic of) 2.78% 12/1/2060	3,383	1,845

		6,230

Panama 0.02%
Panama (Republic of) 7.50% 3/1/2031	1,765	1,961
Panama (Republic of) 2.252% 9/29/2032	4,306	3,568

		5,529

Qatar 0.01%
Qatar (State of) 4.00% 3/14/2029 (f)	745	748
Qatar (State of) 4.817% 3/14/2049 (f)	750	708

		1,456

Total bonds & notes of governments & government agencies outside the U.S.		88,970

131	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Loans 0.15%
Communication services 0.05%
Connect Finco SARL, Term Loan B, (1-month USD CME Term SOFR + 4.50%) 8.216% 9/27/2029 (i)(o)	USD2,344	$2,344
CSC Holdings, LLC, Term Loan B, (USD Prime Rate + 1.50%) 8.75% 4/15/2027 (i)(o)	967	847
Gray Television, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.123% 6/4/2029 (i)(o)	22	22
Ligado Networks, LLC, Term Loan, 17.50% PIK 5/5/2028 (c)(g)(o)	2,157	2,157
Peroton Corp., Term Loan B, (3-month USD CME Term SOFR + 7.85%) 11.672% 2/1/2029 (i)(o)	2,285	1,812
Versant Media Group, Inc., Term Loan B, (1-month USD CME Term SOFR + 3.50%) 7.537% 10/23/2030 (i)(o)	1,280	1,283
X Corp., Term Loan B3, 9.50% 10/26/2029 (o)	2,675	2,671
X Corp., Term Loan B, (USD-SOFR + 6.75%) 10.448% 10/26/2029 (i)(o)	2,762	2,718

		13,854

Information technology 0.04%
CommScope, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.466% 12/17/2029 (i)(o)	485	487
Ellucian Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.466% 11/22/2032 (i)(o)	225	227
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (e)(i)(o)	724	729
Finastra USA, Inc., Term Loan, (1-month USD CME Term SOFR + 4.00%) 7.688% 7/30/2032 (i)(o)	2,180	2,138
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 3.00%) 6.716% 3/20/2032 (i)(o)	1,737	1,740
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.716% 3/20/2033 (i)(o)	900	882
Viasat, Inc., Term Loan B, (1-month USD CME Term SOFR + 4.614%) 8.331% 3/2/2029 (i)(o)	4,031	4,026
Viasat, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 8.348% 5/30/2030 (i)(o)	105	104

		10,333

Financials 0.03%
Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029 (c)(f)(i)(o)	4,566	4,532
CRC Insurance Group, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 5/6/2032 (i)(o)	2,190	2,223
Denali Intermediate Holdings, Inc., Term Loan, (1-month CME Term SOFR + 5.50%) 9.227% 8/26/2032 (i)(o)	2,036	2,064

		8,819

Health care 0.01%
Endo Finance Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 7.466% 4/23/2031 (i)(o)	2,543	2,527

Consumer discretionary 0.01%
Aimbridge Acquisition Co., Inc., Term Loan, (1-month USD CME Term SOFR + 5.614%) 9.35% 3/11/2030 (c)(i)(o)	127	127
Aimbridge Acquisition Co., Inc., Term Loan, (1-month USD CME Term SOFR + 7.614%) 6.00% PIK and 5.573% Cash 3/11/2030 (c)(g)(i)(o)	120	120
Voyager Parent, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 8.422% 7/1/2032 (i)(o)	2,109	2,113

		2,360

Materials 0.01%
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 2.00%) 7.00% PIK 7/16/2026 (c)(g)(i)(n)(o)	797	252
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 8.00%) 7.00% PIK 7/16/2026 (c)(g)(i)(n)(o)	802	254
Venator Material, LLC, Term Loan, (USD-SOFR + 10.00%) 7.00% PIK 10/12/2028 (c)(g)(i)(n)(o)	1,319	418

		924

Industrials 0.00%
Peraton Corp., Term Loan B, (3-month USD CME Term SOFR + 3.85%) 7.69% 2/1/2028 (i)(o)	982	914

Total loans		39,731

American Funds Insurance Series	132

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Municipals 0.08%
Florida 0.03%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027	USD4,781	$4,639
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030	4,808	4,426

		9,065

Illinois 0.01%
GO Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	3,224	3,312

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project),
Series 2021, 4.425% 5/1/2031	4,930	4,480

Puerto Rico 0.00%
GO Taxable Bonds, CAB, Series 2022, 0% 11/1/2051	418	274

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034	5,735	5,696

Total municipals		22,827

Total bonds, notes & other debt instruments (cost: $7,832,741,000)		7,768,308

Investment funds 3.06%	Shares

Capital Group Central Corporate Bond Fund (p)	99,619,082	846,762

Total investment funds (cost: $864,770,000)		846,762

Short-term securities 3.70%

Money market investments 3.63%
Capital Group Central Cash Fund 3.79% (p)(q)	10,047,098	1,004,810

Money market investments purchased with collateral from securities on loan 0.07%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.68% (q)(r)	18,905,590	18,905

Total short-term securities (cost: $1,023,511,000)		1,023,715

Total investment securities 100.26% (cost: $19,813,803,000)		27,745,931
Other assets less liabilities (0.26)%		(70,891)

Net assets 100.00%		$27,675,040

133	American Funds Insurance Series

Asset Allocation Fund (continued)

Futures contracts

					Value and
					unrealized
					appreciation
				Notional	(depreciation)
		Number of	Expiration	amount	at 12/31/2025
Contracts	Type	contracts	date	(000)	(000)

2 Year U.S. Treasury Note Futures	Long	8,836	4/6/2026	USD1,844,860	$(403)
5 Year U.S. Treasury Note Futures	Long	4,708	4/6/2026	514,606	(1,134)
10 Year U.S. Treasury Note Futures	Long	3,234	3/31/2026	363,623	(2,694)
10 Year Ultra U.S. Treasury Note Futures	Short	262	3/31/2026	(30,134)	100
20 Year U.S. Treasury Bond Futures	Long	1,200	3/31/2026	138,713	(1,838)
30 Year Ultra U.S. Treasury Bond Futures	Short	794	3/31/2026	(93,692)	1,825

					$(4,144)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

							Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)

Receive		Pay			Notional	Value at
	Payment		Payment	Expiration	amount	12/31/2025
Rate	frequency	Rate	frequency	date	(000)	(000)

SOFR	Annual	3.473%	Annual	10/2/2032	USD112,900	$ 814	$–	$814
SOFR	Annual	3.4805%	Annual	10/2/2032	USD37,800	255	–	255
SOFR	Annual	3.48%	Annual	10/2/2032	USD12,601	86	–	86
SOFR	Annual	3.4815%	Annual	10/2/2032	USD12,612	84	–	84
SOFR	Annual	3.482%	Annual	10/2/2032	USD12,286	82	–	82
SOFR	Annual	3.50061%	Annual	11/3/2032	USD74,795	442	–	442
SOFR	Annual	3.6385%	Annual	10/2/2035	USD55,884	685	–	685
SOFR	Annual	3.6775%	Annual	10/8/2035	USD55,754	511	–	511
SOFR	Annual	3.66593%	Annual	11/3/2035	USD55,430	584	–	584
						$3,543	$–	$3,543

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

						Upfront	Unrealized
						premium	appreciation
				Notional	Value at	paid	(depreciation)
Reference	Financing	Payment	Expiration	amount	12/31/2025	(received)	at 12/31/2025
index	rate paid	frequency	date	(000)	(000)	(000)	(000)

CDX.NA.IG.45	1.00%	Quarterly	12/20/2030	USD3,826	$ (87)	$ (86)	$ (1)
CDX.NA.HY.45	5.00%	Quarterly	12/20/2030	38,950	(2,976)	(2,542)	(434)
					$(3,063)	$(2,628)	$(435)

American Funds Insurance Series	134

Asset Allocation Fund (continued)

Investments in affiliates (p)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Investment funds 3.06%

Capital Group Central Corporate Bond Fund	$1,368,034	$95,934	$634,718	$(136,730)	$154,242	$846,762	$47,796

Short-term securities 3.63%

Money market investments 3.63%
Capital Group Central Cash Fund 3.79% (q)	855,747	6,829,389	6,680,500	185	(11)	1,004,810	61,071

Total 6.69%				$(136,545)	$154,231	$1,851,572	$108,867

Restricted securities (e)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Rotech Healthcare, Inc. (a)(c)	8/22/2014	$6,949	$12,613		0.05%

Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (g)	9/29/2025	937	1,030	0.00	(s)

Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (i)(o)	9/13/2023	714	729	0.00	(s)

Total		$8,600	$14,372		0.05%

(a)	Non-income producing.
(b)	All or a portion of this security was on loan. Refer to Note 5 for more information on securities lending.
(c)	Value determined using significant unobservable inputs.
(d)	Amount less than one thousand.
(e)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(f)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,434,326,000, which represented 5.18% of the net assets of the fund.

(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(h)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(i)

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(j)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $41,456,000, which represented 0.15% of the net assets of the fund.
(k)	Represents securities transacted on a TBA basis.
(l)	Step bond; coupon rate may change at a later date.
(m)	Index-linked bond whose principal amount moves with a government price index.
(n)	Scheduled interest and/or principal payment was not received.
(o)

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $39,730,000, which represented 0.14% of the net assets of the fund.

(p)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(q)	Rate represents the seven-day yield at 12/31/2025.
(r)	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
(s)	Amount less than 0.01%.

Key to abbreviation(s)
ADR = American Depositary Receipts	DAC = Designated Activity Company	REIT = Real Estate Investment Trust
Assn. = Association	Fin. = Finance	Rev. = Revenue
Auth. = Authority	Fncg. = Financing	SOFR = Secured Overnight Financing Rate
CAB = Capital Appreciation Bonds	GBP = British pounds	TBA = To be announced
CAD = Canadian dollars	GO = General Obligation	USD = U.S. dollars
CLO = Collateralized Loan Obligations	NDR = Norwegian Depositary Receipts	UST = U.S. Treasury
CME = CME Group	PIK = Payment In Kind

Refer to the notes to financial statements.

135	American Funds Insurance Series

American Funds Global Balanced Fund

Investment portfolio December 31, 2025

Common stocks 63.00%	Shares	Value (000)

Information technology 11.69%
Broadcom, Inc.	34,396	$11,904
Microsoft Corp.	21,713	10,501
Taiwan Semiconductor Manufacturing Co., Ltd.	214,000	10,455
NVIDIA Corp.	54,735	10,208
Apple, Inc.	13,709	3,727
Corning, Inc.	37,498	3,283
ARM Holdings PLC (ADR) (a)	9,479	1,036
Applied Materials, Inc.	3,494	898
Accenture PLC, Class A	2,486	667

		52,679

Financials 10.05%
B3 SA - Brasil, Bolsa, Balcao	1,689,969	4,399
Standard Chartered PLC	149,081	3,641
ING Groep NV	129,152	3,631
Banco Bilbao Vizcaya Argentaria SA	138,658	3,243
JPMorgan Chase & Co.	9,865	3,179
Chubb, Ltd.	9,664	3,016
Marsh & McLennan Cos., Inc.	13,476	2,500
HDFC Bank, Ltd. (ADR)	49,471	1,808
HDFC Bank, Ltd.	46,716	516
Morgan Stanley	10,778	1,913
Mastercard, Inc., Class A	3,306	1,887
BlackRock, Inc.	1,721	1,842
Munchener Ruckversicherungs-Gesellschaft AG	2,492	1,646
Zurich Insurance Group AG	1,994	1,513
Banco BPM SpA	95,108	1,445
NatWest Group PLC	154,953	1,351
Mizuho Financial Group, Inc.	34,600	1,256
BNP Paribas SA	10,716	1,014
Swiss Re AG	5,412	902
AIA Group, Ltd.	74,200	762
Wells Fargo & Co.	7,990	745
PICC Property and Casualty Co., Ltd., Class H	320,000	671
3i Group PLC	15,320	667
U.S. Bancorp	12,427	663
BPER Banca SpA	39,690	537
Hannover Rueck SE	1,705	533

		45,280

Industrials 9.63%
RTX Corp.	46,281	8,488
IHI Corp.	186,108	3,282
Hitachi, Ltd.	82,300	2,553
Volvo AB, Class B	76,848	2,463
General Dynamics Corp.	7,150	2,407
TransDigm Group, Inc.	1,573	2,092
BAE Systems PLC	85,249	1,960
Deutsche Post AG	35,349	1,936
Union Pacific Corp.	8,297	1,919
Airbus SE, non-registered shares	7,673	1,780
Waste Management, Inc.	7,570	1,663
Uber Technologies, Inc. (a)	20,061	1,639
ITOCHU Corp.	128,500	1,622
Rolls-Royce Holdings PLC	90,309	1,404
Automatic Data Processing, Inc.	4,193	1,079
Ryanair Holdings PLC	21,391	743
Bouygues SA	13,919	722
Bombardier, Inc., Class B (a)	4,123	701

American Funds Insurance Series	136

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)

Industrials (continued)
Safran SA	1,987	$691
PACCAR, Inc.	6,185	677
Qantas Airways, Ltd.	97,783	675
United Rentals, Inc.	817	661
Paychex, Inc.	5,809	652
Caterpillar, Inc.	1,022	585
GFL Environmental, Inc., subordinate voting shares	11,594	498
AtkinsRealis Group, Inc.	7,290	471

		43,363

Health care 7.73%
Eli Lilly and Co.	7,436	7,991
Vertex Pharmaceuticals, Inc. (a)	11,410	5,173
Novo Nordisk AS, Class B	67,966	3,464
Abbott Laboratories	27,403	3,433
Sanofi	25,714	2,495
Gilead Sciences, Inc.	18,827	2,311
UnitedHealth Group, Inc.	6,188	2,043
Alnylam Pharmaceuticals, Inc. (a)	3,997	1,589
Medtronic PLC	13,170	1,265
Stryker Corp.	3,371	1,185
AbbVie, Inc.	5,175	1,183
AstraZeneca PLC	3,470	639
BioMarin Pharmaceutical, Inc. (a)	10,659	634
Molina Healthcare, Inc. (a)	3,573	620
GE HealthCare Technologies, Inc.	5,321	436
Cencora, Inc.	1,074	363

		34,824

Consumer discretionary 4.68%
Amazon.com, Inc. (a)	28,311	6,535
Ferrari NV	3,878	1,433
Ferrari NV (EUR denominated)	1,664	620
Starbucks Corp.	23,917	2,014
Midea Group Co., Ltd., Class A	166,950	1,866
Maruti Suzuki India, Ltd.	9,473	1,761
Compagnie Financiere Richemont SA, Class A	6,565	1,417
LVMH Moet Hennessy-Louis Vuitton SE	1,773	1,337
Compagnie Generale des Etablissements Michelin	33,369	1,107
Royal Caribbean Cruises, Ltd.	3,526	983
Viking Holdings, Ltd. (a)	9,998	714
Compass Group PLC	21,303	678
Accor SA	10,541	597

		21,062

Materials 4.32%
Nitto Denko Corp.	122,500	2,911
Grupo Mexico, SAB de CV, Series B	295,899	2,794
Lundin Gold, Inc.	31,847	2,645
Vale SA, ordinary nominative shares	120,881	1,581
Vale SA (ADR), ordinary nominative shares	53,750	700
Franco-Nevada Corp.	5,241	1,086
Franco-Nevada Corp. (CAD denominated)	4,075	845
Anglo American PLC	43,941	1,811
Smurfit Westrock PLC	40,261	1,557
Air Products and Chemicals, Inc.	4,593	1,134
Freeport-McMoRan, Inc.	19,198	975

137	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)

Materials (continued)
Newmont Corp.	7,198	$719
Air Liquide SA	2,774	522
Celanese Corp.	4,784	202

		19,482

Communication services 4.18%
Alphabet, Inc., Class A	19,544	6,117
Alphabet, Inc., Class C	6,924	2,173
AT&T, Inc.	134,741	3,347
Meta Platforms, Inc., Class A	4,442	2,932
Comcast Corp., Class A	41,626	1,244
Omnicom Group, Inc.	12,053	973
Netflix, Inc. (a)	9,170	860
SoftBank Group Corp.	21,252	599
Nintendo Co., Ltd.	8,400	568

		18,813

Utilities 4.00%
Dominion Energy, Inc.	72,580	4,252
DTE Energy Co.	17,918	2,311
National Grid PLC	125,726	1,938
Power Grid Corp. of India, Ltd.	588,187	1,730
Duke Energy Corp.	14,059	1,648
E.ON SE	67,347	1,277
PG&E Corp.	78,708	1,265
Constellation Energy Corp.	3,350	1,183
Pinnacle West Capital Corp.	12,517	1,110
NextEra Energy, Inc.	12,754	1,024
SembCorp Industries, Ltd.	57,400	268

		18,006

Consumer staples 3.38%
Philip Morris International, Inc.	28,949	4,643
Imperial Brands PLC	108,137	4,546
British American Tobacco PLC	75,162	4,260
Nestle SA	9,977	992
Sysco Corp.	10,540	777

		15,218

Energy 2.76%
Canadian Natural Resources, Ltd. (CAD denominated)	245,684	8,321
Shell PLC (GBP denominated)	45,924	1,687
Chevron Corp.	6,750	1,029
Cameco Corp. (CAD denominated)	7,668	702
Expand Energy Corp.	6,349	701

		12,440

Real estate 0.58%
CTP NV	50,979	1,068
Embassy Office Parks REIT	181,378	879
Goodman Logistics (HK), Ltd. REIT	31,735	652

		2,599

Total common stocks (cost: $198,233,000)		283,766

American Funds Insurance Series	138

American Funds Global Balanced Fund (continued)

Convertible stocks 0.65%	Shares	Value (000)

Financials 0.35%
Apollo Global Management, Inc., Class A, cumulative convertible preferred shares, 6.75% 7/31/2026	20,865	$1,576

Utilities 0.30%
NextEra Energy, Inc., convertible preferred shares, 7.234% 11/1/2027	27,600	1,345

Total convertible stocks (cost: $2,894,000)		2,921

Bonds, notes & other debt instruments 29.38%	Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 12.73%

Japan 2.26%
Japan, Series 150, 0.005% 12/20/2026	JPY84,950	538
Japan, Series 346, 0.10% 3/20/2027	134,150	848
Japan, Series 474, 0.70% 7/1/2027	106,550	677
Japan, Series 358, 0.10% 3/20/2030	37,400	225
Japan, Series 363, 0.10% 6/20/2031	174,700	1,028
Japan, Series 373, 0.60% 12/20/2033	55,750	323
Japan, Series 152, 1.20% 3/20/2035	465,250	2,774
Japan, Series 173, 0.40% 6/20/2040	50,350	238
Japan, Series 176, 0.50% 3/20/2041	109,950	516
Japan, Series 179, 0.50% 12/20/2041	50,500	231
Japan, Series 42, 1.70% 3/20/2044	86,550	463
Japan, Series 192, 2.40% 3/20/2045	165,550	979
Japan, Series 37, 0.60% 6/20/2050	26,950	95
Japan, Series 74, 1.00% 3/20/2052	84,000	316
Japan, Series 76, 1.40% 9/20/2052	41,100	172
Japan, Series 77, 1.60% 12/20/2052	76,750	337
Japan, Series 84, 2.10% 9/20/2054	82,450	404

		10,164

China 1.23%
Agricultural Development Bank of China 3.75% 1/25/2029	CNY550	83
China (People’s Republic of), Series INBK, 2.64% 1/15/2028	4,100	602
China (People’s Republic of), Series INBK, 2.37% 1/15/2029	3,860	568
China (People’s Republic of), Series INBK, 2.62% 6/25/2030	6,220	930
China (People’s Republic of), Series INBK, 2.88% 2/25/2033	2,870	443
China (People’s Republic of), Series INBK, 2.27% 5/25/2034	2,410	357
China (People’s Republic of), Series INBK, 1.65% 5/15/2035	3,980	560
China (People’s Republic of), Series INBK, 3.00% 10/15/2053	360	58
China (People’s Republic of), Series INBK, 1.92% 1/15/2055	1,520	201
China Development Bank Corp., Series 2004, 3.43% 1/14/2027	1,060	155
China Development Bank Corp., Series 2009, 3.39% 7/10/2027	8,580	1,259
China Development Bank Corp., Series 1805, 4.88% 2/9/2028	2,040	311

		5,527

Supra National 1.07%
Asian Development Bank 6.72% 2/8/2028	INR18,000	201
European Bank for Reconstruction and Development 5.25% 1/12/2027	10,100	111
European Bank for Reconstruction and Development 6.30% 10/26/2027	4,300	48
European Bank for Reconstruction and Development 6.75% 1/13/2032	43,800	487
European Investment Bank 0.375% 9/15/2027	EUR110	126
European Investment Bank 6.95% 3/1/2029	INR5,700	64
European Investment Bank 0.25% 1/20/2032	EUR860	873
European Investment Bank 7.40% 10/23/2033	INR19,300	222
European Investment Bank 2.875% 1/15/2035	EUR45	52
European Union 2.50% 10/14/2030	80	93

139	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)

Supra National (continued)
European Union 2.75% 12/13/2032	EUR70	$82
European Union 3.375% 10/4/2039	40	46
European Union 3.625% 12/12/2040	1,475	1,728
European Union 4.00% 10/12/2055	215	249
Inter-American Development Bank 7.00% 1/25/2029	INR22,000	247
International Bank for Reconstruction and Development 6.75% 7/13/2029	16,200	181

		4,810

Germany 1.05%
Germany (Federal Republic of) 0% 8/15/2030	EUR2,459	2,592
Germany (Federal Republic of) 0% 2/15/2032	540	544
Germany (Federal Republic of) 1.70% 8/15/2032	674	750
Germany (Federal Republic of) 2.30% 2/15/2033	300	345
Germany (Federal Republic of) 2.50% 2/15/2035	130	149
Germany (Federal Republic of) 1.00% 5/15/2038	180	166
Germany (Federal Republic of) 0% 8/15/2050	300	152
Germany (Federal Republic of) 0% 8/15/2052	80	38

		4,736

United Kingdom 1.00%
United Kingdom 1.25% 7/22/2027	GBP410	533
United Kingdom 0.375% 10/22/2030	210	240
United Kingdom 1.00% 1/31/2032	750	845
United Kingdom 4.25% 6/7/2032	785	1,068
United Kingdom 3.25% 1/31/2033	330	418
United Kingdom 3.25% 1/22/2044	644	680
United Kingdom 1.25% 7/31/2051	413	247
United Kingdom 4.375% 7/31/2054	205	242
United Kingdom 2.50% 7/22/2065	340	256

		4,529

Italy 0.84%
Italy (Republic of) 1.35% 4/1/2030	EUR250	279
Italy (Republic of) 4.40% 5/1/2033	10	13
Italy (Republic of) 4.35% 11/1/2033	740	937
Italy (Republic of) 4.20% 3/1/2034	900	1,127
Italy (Republic of) 3.65% 8/1/2035	795	949
Italy (Republic of) 4.50% 10/1/2053	210	253
Italy (Republic of) 4.30% 10/1/2054	200	233

		3,791

Brazil 0.77%
Brazil (Federative Republic of) 0% 1/1/2026	BRL10,887	1,985
Brazil (Federative Republic of) 10.00% 1/1/2029	2,230	377
Brazil (Federative Republic of) 10.00% 1/1/2031	1,142	183
Brazil (Federative Republic of) 10.00% 1/1/2035	4,075	610
Brazil (Federative Republic of) 6.00% 8/15/2040 (b)	229	37
Brazil (Federative Republic of) 6.00% 8/15/2050 (b)	1,653	263
Brazil (Federative Republic of) 6.00% 8/15/2060 (b)	229	36

		3,491

France 0.66%
French Republic O.A.T. 0.75% 2/25/2028	EUR410	466
French Republic O.A.T. 0% 11/25/2030	1,320	1,355

American Funds Insurance Series	140

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)

France (continued)
French Republic O.A.T. 2.00% 11/25/2032	EUR610	$667
French Republic O.A.T. 3.25% 5/25/2045	160	166
French Republic O.A.T. 3.75% 5/25/2056	295	305

		2,959

Hungary 0.56%
Hungary (Republic of) 3.00% 8/21/2030	HUF548,270	1,456
Hungary (Republic of) 4.50% 5/27/2032	336,000	920
Magyar Export-Import Bank 6.00% 5/16/2029	EUR100	126

		2,502

Spain 0.53%
Spain (Kingdom of) 0% 1/31/2027	335	385
Spain (Kingdom of) 0.80% 7/30/2027	490	564
Spain (Kingdom of) 0.50% 10/31/2031	165	171
Spain (Kingdom of) 3.15% 4/30/2033	317	376
Spain (Kingdom of) 3.55% 10/31/2033	370	450
Spain (Kingdom of) 3.25% 4/30/2034	120	142
Spain (Kingdom of) 3.45% 10/31/2034	240	288

		2,376

South Korea 0.46%
South Korea (Republic of), Series 2712, 2.375% 12/10/2027	KRW348,590	240
South Korea (Republic of), Series 3212, 4.25% 12/10/2032	1,830,410	1,339
South Korea (Republic of), Series 3512, 3.25% 12/10/2035	688,360	474

		2,053

Australia 0.45%
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD115	66
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033	725	433
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034	905	567
New South Wales Treasury Corp. 4.25% 2/20/2036	340	208
Treasury Corp. of Victoria 5.50% 9/15/2039	813	530
Treasury Corp. of Victoria 3.625% 9/29/2040	EUR200	231

		2,035

Malaysia 0.36%
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034	MYR3,466	876
Malaysia (Federation of), Series 0124, 4.054% 4/18/2039	601	152
Malaysia (Federation of), Series 0221, 4.417% 9/30/2041	180	48
Malaysia (Federation of), Series 0223, 4.291% 8/14/2043	653	170
Malaysia (Federation of), Series 0224, 4.18% 5/16/2044	1,307	336
Malaysia (Federation of), Series 0417, 4.895% 5/8/2047	93	26

		1,608

Canada 0.31%
Canada (Government) 0.25% 3/1/2026	CAD246	179
Canada (Government) 3.50% 3/1/2028	1,119	830
Canada (Government) 1.50% 12/1/2031	60	40
Nova Scotia (Province of) 3.15% 12/1/2051	170	95
Ontario (Province of) 3.25% 7/3/2035	EUR200	233

		1,377

141	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)

Panama 0.18%
Panama (Republic of) 7.50% 3/1/2031	USD560	$622
Panama (Republic of) 6.40% 2/14/2035	200	212

		834

Greece 0.17%
Greece (Hellenic Republic of) 3.875% 6/15/2028	EUR65	79
Greece (Hellenic Republic of) 1.50% 6/18/2030	90	101
Greece (Hellenic Republic of) 1.75% 6/18/2032	530	578

		758

Mexico 0.15%
United Mexican States, Series M, 5.75% 3/5/2026	MXN10,710	593
United Mexican States, Series M, 8.00% 7/31/2053	881	42
United Mexican States, Series S, 4.00% 10/29/2054 (b)	543	28

		663

Republic of Austria 0.14%
Austria (Republic of) 0% 2/20/2031	EUR500	514
Austria (Republic of) 2.90% 2/20/2034	120	140

		654

Indonesia 0.11%
Indonesia (Republic of), Series FR87, 6.50% 2/15/2031	IDR1,253,000	77
Indonesia (Republic of), Series FR96, 7.00% 2/15/2033	2,543,000	161
Indonesia (Republic of), Series FR100, 6.625% 2/15/2034	1,026,000	64
Indonesia (Republic of), Series 103, 6.75% 7/15/2035	2,889,000	182

		484

Colombia 0.08%
Colombia (Republic of) 7.375% 4/25/2030	USD335	355

Belgium 0.07%
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033	EUR270	316

Turkey 0.05%
Turkey (Republic of) 7.125% 7/17/2032	USD200	212

Ireland 0.04%
Ireland (Republic of) 2.60% 10/18/2034	EUR100	114
Ireland (Republic of) 3.00% 10/18/2043	80	88

		202

Estonia 0.04%
Estonia (Republic of) 3.25% 1/17/2034	160	187

Bulgaria 0.03%
Bulgaria (Republic of) 4.50% 1/27/2033	120	152

American Funds Insurance Series	142

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)

Portugal 0.03%
Portugal (Republic of) 0.475% 10/18/2030	EUR50	$53
Portugal (Republic of) 3.375% 6/15/2040	5	6
Portugal (Republic of) 3.625% 6/12/2054	70	77

		136

Philippines 0.03%
Philippines (Republic of) 0.875% 5/17/2027	110	126

Netherlands 0.03%
Netherlands (Kingdom of the) 5.50% 1/15/2028	100	125

Poland 0.02%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN410	108

Chile 0.01%
Chile (Republic of) 4.70% 9/1/2030	CLP55,000	60

Total bonds & notes of governments & government agencies outside the U.S.		57,330

U.S. Treasury bonds & notes 5.53%

U.S. Treasury 5.05%
U.S. Treasury 4.50% 4/15/2027	USD1,160	1,174
U.S. Treasury 3.75% 4/30/2027	1,710	1,715
U.S. Treasury 3.75% 6/30/2027	1,510	1,516
U.S. Treasury 4.00% 6/30/2028 (c)	4,484	4,537
U.S. Treasury 4.625% 9/30/2028	1,875	1,928
U.S. Treasury 4.125% 3/31/2029	822	836
U.S. Treasury 3.50% 9/30/2029	755	752
U.S. Treasury 4.00% 2/28/2030	1,094	1,108
U.S. Treasury 4.00% 5/31/2030	1,090	1,104
U.S. Treasury 3.875% 6/30/2030	2,117	2,133
U.S. Treasury 3.50% 11/30/2030	210	208
U.S. Treasury 2.875% 5/15/2032	306	289
U.S. Treasury 4.625% 2/15/2035 (c)	1,544	1,604
U.S. Treasury 4.25% 5/15/2035	326	329
U.S. Treasury 4.00% 11/15/2035	390	385
U.S. Treasury 1.875% 2/15/2041	285	199
U.S. Treasury 2.25% 5/15/2041	873	643
U.S. Treasury 2.875% 11/15/2046	200	148
U.S. Treasury 1.25% 5/15/2050	1,155	554
U.S. Treasury 1.375% 8/15/2050	570	281
U.S. Treasury 2.375% 5/15/2051	510	322
U.S. Treasury 2.00% 8/15/2051	560	322
U.S. Treasury 4.00% 11/15/2052	270	235
U.S. Treasury 3.625% 2/15/2053	149	121
U.S. Treasury 4.25% 8/15/2054	320	290

		22,733

U.S. Treasury inflation-protected securities 0.48%
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027 (b)	377	373

143	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028 (b)	USD698	$719
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049 (b)	272	196
U.S. Treasury Inflation-Protected Security 2.375% 2/15/2055 (b)	934	886

		2,174

Total U.S. Treasury bonds & notes		24,907

Mortgage-backed obligations 5.43%

Federal agency mortgage-backed obligations 4.11%
Fannie Mae Pool #MA4805 4.50% 11/1/2052 (d)	32	31
Fannie Mae Pool #FS4191 5.50% 3/1/2053 (d)	242	248
Fannie Mae Pool #CB5912 6.00% 3/1/2053 (d)	64	67
Fannie Mae Pool #BW9648 3.50% 7/1/2053 (d)	86	79
Fannie Mae Pool #CB7104 5.50% 9/1/2053 (d)	319	325
Fannie Mae Pool #MA5191 6.00% 11/1/2053 (d)	387	398
Fannie Mae Pool #MA5271 5.50% 2/1/2054 (d)	19	19
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (d)	14	14
Fannie Mae Pool #MA5295 6.00% 3/1/2054 (d)	2,458	2,526
Fannie Mae Pool #FS8131 5.50% 6/1/2054 (d)	88	90
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (d)	68	71
Fannie Mae Pool #DB8491 5.50% 7/1/2054 (d)	467	475
Fannie Mae Pool #FS8467 5.50% 7/1/2054 (d)	178	182
Fannie Mae Pool #CB8842 5.50% 7/1/2054 (d)	133	135
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (d)	94	97
Fannie Mae Pool #CB8858 6.00% 7/1/2054 (d)	67	69
Fannie Mae Pool #DB7783 5.50% 8/1/2054 (d)	85	86
Fannie Mae Pool #FS8758 6.00% 8/1/2054 (d)	72	75
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (d)	67	69
Fannie Mae Pool #DB7792 6.00% 8/1/2054 (d)	51	53
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (d)	6	7
Fannie Mae Pool #DC0495 5.50% 9/1/2054 (d)	316	320
Fannie Mae Pool #MA5470 5.50% 9/1/2054 (d)	3	3
Fannie Mae Pool #MA5471 6.00% 9/1/2054 (d)	999	1,026
Fannie Mae Pool #FS8866 6.00% 9/1/2054 (d)	84	87
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (d)	14	15
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (d)	10	10
Fannie Mae Pool #DC7042 4.50% 12/1/2054 (d)	281	275
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (d)	13	13
Fannie Mae Pool #MA5583 4.00% 1/1/2055 (d)	177	168
Fannie Mae Pool #MA5612 4.50% 2/1/2055 (d)	395	386
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (d)	99	101
Fannie Mae Pool #DD2618 4.00% 3/1/2055 (d)	931	883
Fannie Mae Pool #DD0782 5.50% 3/1/2055 (d)	39	40
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (d)	37	38
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (d)	1,470	1,547
Fannie Mae Pool #MA5670 4.00% 4/1/2055 (d)	38	36
Fannie Mae Pool #MA5697 4.00% 5/1/2055 (d)	57	54
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (d)	98	98
Fannie Mae Pool #MA5734 5.00% 6/1/2055 (d)	50	50
Fannie Mae Pool #MA5737 6.50% 6/1/2055 (d)	41	43
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (d)	235	238
Fannie Mae Pool #MA5907 4.00% 12/1/2055 (d)	155	147
Fannie Mae Pool #DF7614 6.50% 12/1/2055 (d)	81	86
Freddie Mac Pool #RA5155 2.00% 5/1/2051 (d)	323	262
Freddie Mac Pool #QE1079 3.50% 4/1/2052 (d)	66	61
Freddie Mac Pool #SD8266 4.50% 11/1/2052 (d)	95	93
Freddie Mac Pool #SD8287 4.50% 1/1/2053 (d)	53	52
Freddie Mac Pool #SL1880 6.50% 11/1/2053 (d)	14	14
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (d)	448	455

American Funds Insurance Series	144

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (d)	USD195	$198
Freddie Mac Pool #RJ1855 5.00% 6/1/2054 (d)	26	26
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (d)	40	41
Freddie Mac Pool #RJ1779 6.00% 6/1/2054 (d)	78	81
Freddie Mac Pool #RJ1963 5.50% 7/1/2054 (d)	35	35
Freddie Mac Pool #RJ1975 6.00% 7/1/2054 (d)	102	106
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (d)	64	66
Freddie Mac Pool #RJ1964 6.00% 7/1/2054 (d)	52	54
Freddie Mac Pool #SD8453 5.50% 8/1/2054 (d)	21	21
Freddie Mac Pool #SD8462 5.50% 9/1/2054 (d)	5	5
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (d)	151	156
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (d)	76	79
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (d)	75	78
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (d)	72	75
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (d)	32	33
Freddie Mac Pool #SD8484 4.00% 11/1/2054 (d)	175	166
Freddie Mac Pool #RJ2851 4.50% 11/1/2054 (d)	72	70
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (d)	64	65
Freddie Mac Pool #SD8487 4.00% 12/1/2054 (d)	94	89
Freddie Mac Pool #SD8491 5.00% 12/1/2054 (d)	205	205
Freddie Mac Pool #QX1414 5.50% 12/1/2054 (d)	60	61
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (d)	1	1
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (d)	330	347
Freddie Mac Pool #SD8515 5.50% 3/1/2055 (d)	961	975
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (d)	43	43
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (d)	89	89
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (d)	237	237
Freddie Mac Pool #RQ0026 5.00% 7/1/2055 (d)	874	873
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (d)(e)	1,030	833
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (d)(e)	7	7
Uniform Mortgage-Backed Security 4.00% 1/1/2056 (d)(e)	485	460
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (d)(e)	338	330
Uniform Mortgage-Backed Security 5.50% 1/1/2056 (d)(e)	483	490
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (d)(e)	20	20
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (d)(e)	392	361

		18,493

Commercial mortgage-backed securities 0.61%
BMO Mortgage Trust, Series 2024-5C8, Class AS, 5.94% 12/15/2057 (d)(f)	55	57
BX Trust, Series 2025-BIO3, Class A, 6.138% 2/10/2042 (d)(g)	140	144
BX Trust, Series 2025-ARIA, Class A, 5.031% 12/13/2042 (d)(f)(g)	335	339
BX Trust, Series 2025-VOLT, Class A, (1-month USD CME Term SOFR + 1.70%) 5.70% 12/15/2044 (d)(f)(g)	298	299
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028 (d)(f)(g)	100	104
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (d)(f)(g)	135	139
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.20% 12/15/2039 (d)(f)(g)	24	24
Hawaii Hotel Trust, Series 2025-MAUI, Class A, (1-month USD CME Term SOFR + 1.393%) 5.143% 3/15/2042 (d)(f)(g)	100	100
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.462% 2/5/2045 (d)(f)(g)	157	163
HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039 (d)(f)(g)	100	101
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.467% 1/13/2040 (d)(f)(g)	131	136
INTOWN Mortgage Trust, Series 2025-STAY, Class A, (1-month USD CME Term SOFR + 1.35%) 5.10% 3/15/2042 (d)(f)(g)	295	296
KSL Commercial Mortgage Trust, Series 2024-HT2, Class A, (1-month USD CME Term SOFR + 1.542%) 5.293% 12/15/2039 (d)(f)(g)	139	139

145	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Commercial mortgage-backed securities (continued)
Multifamily Connecticut Avenue Securities, Series 2024-01, Class M7, (30-day Average USD-SOFR + 2.75%) 6.624% 7/25/2054 (d)(f)(g)	USD50	$51
NYC Commercial Mortgage Trust, Series 2025-28L, Class A, 4.668% 11/5/2038 (d)(f)(g)	128	128
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1-month USD CME Term SOFR + 1.443%) 5.193% 2/15/2042 (d)(f)(g)	555	551

		2,771

Collateralized mortgage-backed obligations (privately originated) 0.49%
Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034 (d)(f)(g)	66	66
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 6.174% 5/25/2043 (d)(f)(g)	122	124
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 5.774% 6/25/2043 (d)(f)(g)	55	55
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 5.574% 7/25/2043 (d)(f)(g)	35	35
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M2, (30-day Average USD-SOFR + 1.80%) 5.674% 1/25/2044 (d)(f)(g)	55	55
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M1, (30-day Average USD-SOFR + 1.10%) 4.974% 5/25/2044 (d)(f)(g)	36	36
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M2, (30-day Average USD-SOFR + 1.65%) 5.524% 5/25/2044 (d)(f)(g)	121	122
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1A1, (30-day Average USD-SOFR + 1.00%) 4.874% 2/25/2045 (d)(f)(g)	20	20
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1M1, (30-day Average USD-SOFR + 1.15%) 5.024% 2/25/2045 (d)(f)(g)	35	36
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2025-DNA1, Class A1, (30-day Average USD-SOFR + 0.95%) 4.824% 1/25/2045 (d)(f)(g)	23	23
GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028) (d)(g)(h)	189	191
MFRA Trust, Series 2024-NQM3, Class A1, 5.722% 12/25/2069 (6.722% on 12/1/2028) (d)(g)(h)	98	99
MFRA Trust, Series 2025-NQM3, Class A1, 5.261% 8/25/2070 (6.261% on 7/1/2029) (d)(g)(h)	96	97
New York Mortgage Trust, Series 2024-CP1, Class A1, 3.75% 2/25/2068 (d)(f)(g)	82	77
Onslow Bay Financial, LLC, Series 2024-NQM5, Class A1, 5.988% 1/25/2064 (6.988% on 3/1/2028) (d)(g)(h)	70	70
Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028) (d)(g)(h)	136	138
Onslow Bay Financial, LLC, Series 2025-NQM3, Class A1, 5.648% 12/1/2064 (6.648% on 2/1/2029) (d)(g)(h)	180	182
Onslow Bay Financial, LLC, Series 2025-NQM1, Class A1, 5.547% 12/25/2064 (6.547% on 12/1/2028) (d)(g)(h)	197	198
Starwood Mortgage Residential Trust, Series 2025-SFR5, Class A, (1-month USD CME Term SOFR + 1.45%) 5.201% 2/17/2042 (d)(f)(g)	100	100
Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028) (d)(g)(h)	196	199
Verus Securitization Trust, Series 2024-4, Class A2, 6.572% 6/25/2069 (7.572% on 5/1/2028) (d)(g)(h)	98	100
Verus Securitization Trust, Series 2024-9, Class A1, 5.438% 11/25/2069 (d)(f)(g)	84	84
Verus Securitization Trust, Series 2025-7, Class A1, 5.129% 8/25/2070 (6.129% on 8/1/2029) (d)(g)(h)	120	120

		2,227

Other mortgage-backed securities 0.22%
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037 (d)	DKK397	58
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040 (d)	1,054	151
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043 (d)	4,925	637
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050 (d)	438	50
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050 (d)	530	65
Realkredit Danmark AS 1.00% 10/1/2053 (d)	176	22

		983

Total mortgage-backed obligations		24,474

American Funds Insurance Series	146

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes 5.05%

Financials 1.32%
200 Park Funding Trust 5.74% 2/15/2055 (g)	USD100	$100
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028) (h)	EUR230	257
AIB Group PLC 5.75% 2/16/2029 (1-year EUR Mid-Swap + 2.85% on 2/16/2028) (h)	100	125
Banco de Sabadell SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028) (h)	100	123
Banco de Sabadell SA 5.125% 6/27/2034 (5-year EUR Mid-Swap + 2.40% on 6/7/2029) (h)	100	124
Barclays PLC 7.09% 11/6/2029 (1-year GBP-OIS SONIO/N + 2.553% on 11/6/2028) (h)	GBP100	143
Barclays PLC 4.616% 3/26/2037 (5-year EUR Mid-Swap + 2.05% on 3/26/2032) (h)	EUR100	121
BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033) (h)	USD200	221
BPCE SA 4.50% 1/13/2033	EUR100	123
Brown & Brown, Inc. 5.55% 6/23/2035	USD7	7
CaixaBank SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028) (g)(h)	200	208
CaixaBank SA 4.375% 8/8/2036 (5-year EUR-ICE Swap EURIBOR + 1.95% on 8/8/2031) (h)	EUR200	242
Chubb INA Holdings, LLC 3.35% 5/3/2026	USD10	10
Chubb INA Holdings, LLC 4.35% 11/3/2045	20	17
Citigroup, Inc. 4.542% 9/19/2030 (USD-SOFR + 1.338% on 9/19/2029) (h)	70	71
Corebridge Financial, Inc. 3.90% 4/5/2032	59	56
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026) (h)	160	157
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029) (h)	EUR200	222
DNB Bank ASA 4.00% 8/17/2027 (1-year GBP-GILT + 2.15% on 8/17/2026) (h)	GBP100	135
Goldman Sachs Group, Inc. 5.727% 4/25/2030 (USD-SOFR + 1.265% on 4/25/2029) (h)	USD135	141
HSBC Holdings PLC 7.39% 11/3/2028 (USD-SOFR + 7.39% on 11/3/2027) (h)	360	381
HSBC Holdings PLC 4.619% 11/6/2031 (USD-SOFR + 1.19% on 11/6/2030) (h)	200	201
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033) (h)	290	331
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032) (h)	EUR100	130
JPMorgan Chase & Co. 4.603% 10/22/2030 (USD-SOFR + 1.04% on 10/22/2029) (h)	USD85	86
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031) (h)	280	250
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (h)	220	231
Mastercard, Inc. 2.00% 11/18/2031	102	91
Mizuho Financial Group, Inc. 5.778% 7/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.65% on 7/6/2028) (h)	294	306
Morgan Stanley 5.656% 4/18/2030 (USD-SOFR + 1.26% on 4/18/2029) (h)	150	156
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029) (h)	EUR175	192
New York Life Insurance Co. 3.75% 5/15/2050 (g)	USD23	17
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033) (h)	65	74
PNC Financial Services Group, Inc. 5.676% 1/22/2035 (USD-SOFR + 1.902% on 1/22/2034) (h)	25	26
PT Bank Negara Indonesia (Persero) Tbk 5.28% 4/5/2029	280	287
Standard Chartered PLC 5.244% 5/13/2031 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 5/13/2030) (g)(h)	330	340
Toronto-Dominion Bank (The) 4.808% 6/3/2030	75	77
Wells Fargo & Co. 3.90% 7/22/2032 (3-month EUR-EURIBOR + 1.22% on 7/22/2031) (h)(i)	EUR150	181

		5,960

Utilities 0.61%
Alfa Transmisora De Energia SA 4.55% 9/27/2051	USD197	159
CMS Energy Corp. 3.00% 5/15/2026	180	179
Duke Energy Corp. 3.75% 4/1/2031	EUR100	119
Electricite de France SA 4.25% 1/25/2032	100	123
Electricite de France SA 4.00% 5/7/2037	100	117
Electricite de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028) (h)	200	230
Electricite de France SA 7.50% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 4.86% on 12/6/2028) (h)	200	256
Enel Finance International NV 2.125% 7/12/2028 (g)	USD200	190
Enfragen Energia Sur SA 5.375% 12/30/2030	200	186
Engie SA 7.00% 10/30/2028	GBP50	72
Exelon Corp. 3.40% 4/15/2026	USD75	75
Interstate Power and Light Co. 2.30% 6/1/2030	50	46

147	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Utilities (continued)
Pacific Gas and Electric Co. 6.15% 1/15/2033	USD78	$83
Pacific Gas and Electric Co. 6.00% 8/15/2035	120	126
Pacific Gas and Electric Co. 4.95% 7/1/2050	120	102
Pacific Gas and Electric Co. 3.50% 8/1/2050	137	93
Public Service Co. of Colorado 2.70% 1/15/2051	125	76
Southern California Edison Co. 5.45% 3/1/2035	150	152
Southern California Edison Co. 6.20% 9/15/2055	60	61
SP Transmission PLC 2.00% 11/13/2031	GBP100	117
Xcel Energy, Inc. 3.35% 12/1/2026	USD200	199

		2,761

Energy 0.59%
Ecopetrol SA 8.625% 1/19/2029	125	134
Empresa Nacional del Petroleo 5.95% 7/30/2034 (g)	200	210
Enterprise Products Operating, LLC 4.95% 2/15/2035	25	25
GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036 (g)	225	236
Petroleos Mexicanos 6.84% 1/23/2030	1,455	1,479
Petroleos Mexicanos 6.95% 1/28/2060	80	65
Qatar Energy 3.125% 7/12/2041 (g)	320	247
Raizen Fuels Finance SA 6.45% 3/5/2034 (g)	200	163
TotalEnergies Capital SA 5.488% 4/5/2054	85	82

		2,641

Communication services 0.57%
America Movil, SAB de CV, 10.125% 1/22/2029	MXN9,100	522
America Movil, SAB de CV, 9.50% 1/27/2031	2,000	113
America Movil, SAB de CV, 10.30% 1/30/2034	2,000	117
AT&T, Inc. 2.75% 6/1/2031	USD165	152
AT&T, Inc. 5.20% 11/18/2033	GBP100	136
AT&T, Inc. 2.55% 12/1/2033	USD64	55
CCO Holdings, LLC 4.25% 1/15/2034 (g)	75	64
Comcast Corp. 3.55% 5/1/2028	70	69
Comcast Corp. 0.25% 9/14/2029	EUR250	267
Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD45	56
Orange 3.625% 11/16/2031	EUR100	120
Orange 5.625% 1/23/2034	GBP90	127
T-Mobile USA, Inc. 2.05% 2/15/2028	USD200	192
T-Mobile USA, Inc. 3.15% 2/11/2032	EUR100	116
T-Mobile USA, Inc. 5.15% 4/15/2034	USD115	118
Verizon Communications, Inc. 0.375% 3/22/2029	EUR140	152
Verizon Communications, Inc. 2.355% 3/15/2032	USD100	88
Verizon Communications, Inc. 0.75% 3/22/2032	EUR100	101

		2,565

Industrials 0.43%
Boeing Co. (The) 6.298% 5/1/2029	USD95	101
Boeing Co. (The) 6.528% 5/1/2034	604	668
Canadian Pacific Railway Co. 3.00% 12/2/2041	42	32
Canadian Pacific Railway Co. 3.10% 12/2/2051	129	86
Carrier Global Corp. 2.493% 2/15/2027	7	7
CSX Corp. 3.80% 4/15/2050	6	5
CSX Corp. 2.50% 5/15/2051	75	45
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/2035	200	195
Honeywell International, Inc. 3.75% 3/1/2036	EUR100	116
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034 (g)	USD76	79
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027 (g)	200	199

American Funds Insurance Series	148

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Industrials (continued)
RTX Corp. 4.125% 11/16/2028	USD100	$100
RTX Corp. 6.10% 3/15/2034	55	60
RTX Corp. 4.50% 6/1/2042	70	63
Veralto Corp. 4.15% 9/19/2031	EUR100	122
Veralto Corp. 5.45% 9/18/2033	USD40	42

		1,920

Consumer discretionary 0.33%
BMW International Investment BV 4.75% 9/4/2030	GBP100	137
Ford Motor Credit Co., LLC 3.622% 7/27/2028	EUR200	237
Ford Motor Credit Co., LLC 5.73% 9/5/2030	USD200	203
Ford Motor Credit Co., LLC 6.50% 2/7/2035	200	207
General Motors Financial Co., Inc. 5.90% 1/7/2035	140	146
Hyundai Capital America 1.50% 6/15/2026 (g)	100	99
Hyundai Capital America 5.10% 6/24/2030 (g)	72	74
Hyundai Capital America 4.50% 9/18/2030 (g)	100	100
McDonald’s Corp. 1.60% 3/15/2031 (i)	EUR100	109
Sands China, Ltd. 4.375% 6/18/2030	USD200	197

		1,509

Health care 0.33%
AbbVie, Inc. 5.05% 3/15/2034	25	26
AbbVie, Inc. 5.35% 3/15/2044	25	25
AbbVie, Inc. 5.40% 3/15/2054	25	24
AbbVie, Inc. 5.50% 3/15/2064	25	24
Amgen, Inc. 2.20% 2/21/2027	200	196
Amgen, Inc. 4.20% 3/1/2033	200	196
Amgen, Inc. 5.65% 3/2/2053	300	294
Bristol-Myers Squibb Co. 5.55% 2/22/2054	60	59
CVS Health Corp. 5.40% 6/1/2029	125	129
GE HealthCare Technologies, Inc. 4.80% 8/14/2029	33	34
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	107	108
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	21	20
Takeda Pharmaceutical Co., Ltd. 2.25% 11/21/2026	EUR100	117
UnitedHealth Group, Inc. 4.00% 5/15/2029	USD150	150
UnitedHealth Group, Inc. 5.625% 7/15/2054	65	64

		1,466

Consumer staples 0.32%
Altria Group, Inc. 2.20% 6/15/2027	EUR170	199
BAT Capital Corp. 3.215% 9/6/2026	USD62	62
BAT Capital Corp. 3.557% 8/15/2027	105	104
BAT Capital Corp. 3.462% 9/6/2029	75	73
BAT Capital Corp. 5.625% 8/15/2035	243	253
Campbell’s Co. (The) 4.75% 3/23/2035	47	45
Coca-Cola Co. 4.65% 8/14/2034	61	62
Coca-Cola Co. 3.75% 8/15/2053	EUR125	133
Mars, Inc. 5.20% 3/1/2035 (g)	USD105	108
Minerva Luxembourg SA 8.875% 9/13/2033	200	219
Philip Morris International, Inc. 4.00% 10/29/2030	60	60
Philip Morris International, Inc. 5.75% 11/17/2032	110	118

		1,436

Materials 0.30%
Braskem Netherlands Finance BV 4.50% 1/31/2030	220	86

149	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Materials (continued)
Braskem Netherlands Finance BV 8.50% 1/12/2031	USD400	$157
First Quantum Minerals, Ltd. 9.375% 3/1/2029 (g)	250	263
Nickel Industries, Ltd. 9.00% 9/30/2030 (g)	200	208
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (h)(j)	276	280
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (g)(h)(j)	46	47
Vale Overseas, Ltd. 3.75% 7/8/2030	94	91
Verallia SAS 3.875% 11/4/2032	EUR200	229

		1,361

Information technology 0.15%
Amphenol Corp. 3.125% 6/16/2032	100	116
Broadcom, Inc. 4.00% 4/15/2029 (g)	USD21	21
Broadcom, Inc. 4.15% 11/15/2030	30	30
Broadcom, Inc. 3.469% 4/15/2034	123	112
Oracle Corp. 2.65% 7/15/2026	216	214
SK hynix, Inc. 1.50% 1/19/2026	200	200

		693

Real estate 0.10%
American Tower Corp. 0.875% 5/21/2029	EUR130	143
Equinix Europe 2 Financing Corp., LLC 5.50% 6/15/2034	USD100	103
Equinix, Inc. 2.15% 7/15/2030	176	160
Essex Portfolio, LP 3.375% 4/15/2026	40	40

		446

Total corporate bonds and notes		22,758

Asset-backed obligations 0.54%

Other asset-backed securities 0.29%
Apollo Aviation Securitization Equity Trust, Series 2025-3A, Class A, 5.243% 2/16/2050 (d)(g)	323	324
Castlelake Aircraft Securitization Trust, Series 2025-1A, Class A, 5.783% 2/15/2050 (d)(g)	93	95
NMEF Funding, LLC, Series 2025-A, Class A2, 4.72% 7/15/2032 (d)(g)	76	76
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class A, 6.27% 6/17/2031 (d)(g)	208	211
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class B, 7.15% 6/17/2031 (d)(g)	100	101
PEAC Solutions Receivables, LLC, Series 2025-1A, Class A2, 4.94% 10/20/2028 (d)(g)	86	87
SCF Equipment Trust, LLC, Series 2025-1A, Class A3, 5.11% 11/21/2033 (d)(g)	231	236
U.S. Bank National Association, Series 2025-SUP1, Class B, 5.582% 2/25/2032 (d)(g)	161	162

		1,292

Credit card 0.11%
Imprint Payments Credit Card Master Trust, Series 2025-A, Class A, 4.84% 9/15/2029 (d)(g)	100	100
Mission Lane Credit Card Master Trust, Series 2024-A, Class A1, 6.20% 8/15/2029 (d)(g)	113	114
Mission Lane Credit Card Master Trust, Series 2024-A, Class B, 6.59% 8/15/2029 (d)(g)	100	100
Mission Lane Credit Card Master Trust, Series 2025-C, Class A, 4.78% 12/16/2030 (d)(g)	100	101
Mission Lane Credit Card Master Trust, Series 2025-B, Class A, 5.06% 9/15/2031 (d)(g)	100	101

		516

Auto loan 0.09%
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027 (d)(g)	125	126
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (d)(g)	148	154
Hertz Vehicle Financing, LLC, Series 2025-1A, Class A, 4.91% 9/25/2029 (d)(g)	100	101
Securitized Term Auto Receivables Trust, Series 2025-A, Class B, 5.038% 7/25/2031 (d)(g)	10	10

		391

American Funds Insurance Series	150

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

Collateralized loan obligations 0.04%
Steele Creek CLO, Ltd., Series 2019-2A, Class ARR, (3-month USD CME Term SOFR + 1.00%) 4.905% 7/15/2032 (d)(f)(g)	USD181	$180

Student loan 0.01%
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 5.534% 11/15/2052 (d)(f)(g)	62	63

Total asset-backed obligations		2,442

Federal agency bonds & notes 0.07%

Export-Import Bank of Thailand 5.354% 5/16/2029	200	208
Korea Development Bank 6.75% 7/1/2030	INR10,000	110

		318

Municipals 0.03%

Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	USD100	74

Texas 0.01%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	80	55

Total municipals		129

Total bonds, notes & other debt instruments (cost: $134,692,000)		132,358

Investment funds 0.94%	Shares

Capital Group Central Corporate Bond Fund (k)	499,957	4,250

Total investment funds (cost: $3,967,000)		4,250

Short-term securities 6.16%

Money market investments 6.16%

Capital Group Central Cash Fund 3.79% (k)(l)	277,543	27,757

Total short-term securities (cost: $27,752,000)		27,757

Options purchased (equity style) 0.00%

Options purchased (equity style)*		2

Total options purchased (equity style) (cost: $10,000)		2

Total investment securities 100.13% (cost: $367,548,000)		451,054
Other assets less liabilities (0.13)%		(587)

Net assets 100.00%		$450,467

151	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

*Options purchased (equity style)

Options on foreign currencies
Description	Counterparty	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2025 (000)

Put

USD/JPY Foreign Currency Options	BNP Paribas	2/18/2026	JPY147.00	USD2,000	$2

Options purchased (futures style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

Put

10 Year Euro-Bund Futures Option	18	1/23/2026	EUR126.50	EUR1,800	$–	(m)

Options written (futures style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

Call

10 Year Euro-Bund Futures Option	(18)	1/23/2026	EUR131.50	EUR(1,800)	$4

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

3 Month CORRA Futures	Long	96	6/17/2026	USD17,086	$52
3 Month CORRA Futures	Short	4	9/16/2026	(712)	1
2 Year Italy Government Bond Futures	Long	44	3/10/2026	5,550	(10)
2 Year Euro-Schatz Futures	Short	22	3/10/2026	(2,761)	3
2 Year Canadian Government Bond Futures	Long	12	3/31/2026	923	(3)
2 Year U.S. Treasury Note Futures	Long	111	4/6/2026	23,176	(5)
5 Year Euro-Bobl Futures	Long	22	3/10/2026	3,003	(15)
5 Year Canadian Government Bond Futures	Long	14	3/31/2026	1,156	(10)
5 Year U.S. Treasury Note Futures	Long	15	4/6/2026	1,640	(5)
10 Year Euro-Bund Futures	Long	5	3/10/2026	750	(5)
10 Year French Government Bond Futures	Short	3	3/10/2026	(425)	3
10 Year Italy Government Bond Futures	Short	8	3/10/2026	(1,130)	5

American Funds Insurance Series	152

American Funds Global Balanced Fund (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

10 Year Australian Treasury Bond Futures	Long	8	3/16/2026	USD584	$3
10 Year Japanese Government Bond Futures	Short	3	3/23/2026	(2,536)	18
10 Year U.S. Treasury Note Futures	Long	26	3/31/2026	2,923	(21)
10 Year Ultra U.S. Treasury Note Futures	Long	6	3/31/2026	690	(7)
10 Year UK Gilt Futures	Short	2	3/31/2026	(246)	1
10 Year Canadian Government Bond Futures	Short	7	3/31/2026	(617)	9
20 Year U.S. Treasury Bond Futures	Long	15	3/31/2026	1,734	(24)
30 Year Euro-Buxl Futures	Short	8	3/10/2026	(1,035)	23
30 Year Ultra U.S. Treasury Bond Futures	Long	13	3/31/2026	1,534	(27)

					$(14)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2025 (000)

TRY	13,630	USD	312	Citibank	1/7/2026	$3
USD	899	MYR	3,710	JPMorgan Chase	1/8/2026	(16)
USD	725	JPY	112,210	Bank of America	1/9/2026	8
USD	355	JPY	54,745	Citibank	1/9/2026	5
USD	277	JPY	42,750	Citibank	1/9/2026	4
CHF	130	USD	163	JPMorgan Chase	1/9/2026	1
CZK	13,595	EUR	562	JPMorgan Chase	1/9/2026	1
USD	21	CLP	19,505	Citibank	1/9/2026	– (m)
USD	464	IDR	7,740,641	Citibank	1/9/2026	– (m)
JPY	33,170	USD	212	BNP Paribas	1/9/2026	– (m)
USD	244	MXN	4,405	Morgan Stanley	1/9/2026	– (m)
USD	78	COP	300,000	Citibank	1/9/2026	(1)
USD	517	CHF	410	Bank of America	1/9/2026	(1)
JPY	10,610	USD	69	Morgan Stanley	1/9/2026	(1)
USD	339	CHF	270	Goldman Sachs	1/9/2026	(2)
USD	1,134	INR	102,200	HSBC Bank	1/9/2026	(2)
USD	415	CZK	8,586	JPMorgan Chase	1/9/2026	(3)
USD	334	GBP	250	Bank of America	1/9/2026	(3)
USD	291	MXN	5,330	UBS AG	1/9/2026	(4)
USD	606	EUR	520	Citibank	1/9/2026	(6)
USD	443	KRW	655,190	Citibank	1/9/2026	(11)
USD	1,103	CAD	1,535	Barclays Bank PLC	1/9/2026	(16)
USD	1,614	KRW	2,363,730	Citibank	1/9/2026	(24)
CNH	17,205	USD	2,438	Citibank	1/12/2026	30
ZAR	3,460	USD	202	Citibank	1/12/2026	6
CNH	4,541	USD	646	Goldman Sachs	1/12/2026	5
EUR	186	CAD	300	HSBC Bank	1/12/2026	1
NZD	47	USD	27	Bank of America	1/12/2026	– (m)
EUR	411	GBP	360	UBS AG	1/12/2026	(1)
USD	64	NOK	651	Morgan Stanley	1/12/2026	(1)
USD	71	RON	310	Citibank	1/12/2026	(1)
USD	123	SGD	160	Citibank	1/12/2026	(1)
USD	264	MXN	4,785	HSBC Bank	1/12/2026	(2)
USD	107	PLN	390	Citibank	1/12/2026	(2)
USD	93	SEK	870	HSBC Bank	1/12/2026	(2)
USD	2,079	AUD	3,141	Morgan Stanley	1/12/2026	(17)

153	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2025 (000)

USD	2,316	HUF	767,740	Citibank	1/12/2026	$(29)
USD	668	THB	20,965	UBS AG	1/14/2026	2
USD	8,604	JPY	1,330,280	Goldman Sachs	1/15/2026	100
EUR	395	DKK	2,950	HSBC Bank	1/15/2026	– (m)
EUR	160	USD	188	JPMorgan Chase	1/15/2026	– (m)
USD	93	ILS	300	HSBC Bank	1/15/2026	(1)
USD	2,540	EUR	2,180	Morgan Stanley	1/15/2026	(24)
USD	7,733	CNH	54,343	Goldman Sachs	1/15/2026	(65)
EUR	529	GBP	465	HSBC Bank	1/16/2026	(5)
USD	3,966	GBP	2,966	Citibank	1/16/2026	(32)
GBP	466	EUR	530	HSBC Bank	1/22/2026	4
USD	631	GBP	470	Morgan Stanley	1/22/2026	(3)
USD	2,832	BRL	15,446	Citibank	1/23/2026	31
USD	288	BRL	1,600	Citibank	1/23/2026	(2)
USD	26,139	EUR	22,194	HSBC Bank	1/26/2026	24
EUR	1,365	USD	1,610	Standard Chartered Bank	1/29/2026	(3)
EUR	3,015	USD	3,548	Morgan Stanley	1/30/2026	1
EUR	1,050	USD	1,236	Morgan Stanley	3/16/2026	3

						$(52)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps
Receive		Pay			Notional	Value at		Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2025 (000)		(received) (000)	at 12/31/2025 (000)

3.79165%	Annual	SOFR	Annual	1/13/2026	USD865	$ –	(m)	$–	$ –	(m)
4.254%	Annual	SONIA	Annual	5/9/2027	GBP70	1		–	1
3.5175%	Annual	SOFR	Annual	8/15/2027	USD210	1		–	1
SOFR	Annual	3.4925%	Annual	8/19/2027	USD8,340	(21)		–	(21)
SOFR	Annual	3.3395%	Annual	9/23/2027	USD8,510	(2)		–	(2)
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP267	12		–	12
SOFR	Annual	3.29015%	Annual	1/13/2030	USD2,870	12		–	12
6-month EURIBOR	Semi-annual	2.2577%	Annual	3/5/2030	EUR310	4		–	4
6-month EURIBOR	Semi-annual	2.2562%	Annual	3/5/2030	EUR310	4		–	4
6-month EURIBOR	Semi-annual	2.2592%	Annual	3/5/2030	EUR310	3		–	3
3.925%	Annual	6-month NOK-NIBOR	Semi-annual	3/5/2030	NOK3,700	(2)		–	(2)
6-month EURIBOR	Semi-annual	2.1912%	Annual	3/6/2030	EUR280	4		–	4
4.165%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK1,500	1		–	1
4.1703%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK960	–	(m)	–	–	(m)
4.162%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK970	–	(m)	–	–	(m)
4.165%	Annual	6-month NOK-NIBOR	Semi-annual	3/25/2030	NOK3,540	1		–	1
6-month NOK-NIBOR	Semi-annual	3.99%	Annual	9/22/2030	NOK2,420	1		–	1
6-month NOK-NIBOR	Semi-annual	4.08%	Annual	9/23/2030	NOK2,390	–	(m)	–	–	(m)
6-month NOK-NIBOR	Semi-annual	4.095%	Annual	9/23/2030	NOK2,390	–	(m)	–	–	(m)
6-month NOK-NIBOR	Semi-annual	4.09%	Annual	9/23/2030	NOK1,220	–	(m)	–	–	(m)
SONIA	Annual	4.36738%	Annual	6/21/2033	GBP62	(3)		–	(3)

American Funds Insurance Series	154

American Funds Global Balanced Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)
Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2025 (000)	(received) (000)	at 12/31/2025 (000)

6-month EURIBOR	Semi-annual	2.8972%	Annual	9/11/2055	EUR180	$14	$–	$14
SOFR	Annual	3.9305%	Annual	9/23/2055	USD940	38	–	38

						$68	$–	$68

Bilateral interest rate swaps
								Upfront	Unrealized
								premium	appreciation
Receive		Pay				Notional	Value at	paid	(depreciation)
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2025 (000)	(received) (000)	at 12/31/2025 (000)

11.91%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/4/2027	BRL2,940	$(22)	$–	$(22)
13.995%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL6,010	22	–	22
14.115%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL1,660	8	–	8
14.05%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL1,210	5	–	5
14.05%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL740	3	–	3
11.495%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	BRL1,530	(22)	–	(22)

							$(6)	$–	$(6)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection
						Upfront	Unrealized
						premium	appreciation
				Notional	Value at	paid	(depreciation)
Reference	Financing	Payment	Expiration	amount	12/31/2025	(received)	at 12/31/2025
index	rate paid	frequency	date	(000)	(000)	(000)	(000)

ITRAXX.EUR.44	1.00%	Quarterly	12/20/2030	EUR1,520	$(41)	$(38)	$(3)

 Centrally cleared credit default swaps on credit indices – sell protection

								Upfront	Unrealized
								premium	appreciation
				Notional		Value at		paid	(depreciation)
Reference	Financing	Payment	Expiration	amount	(n)	12/31/2025	(o)	(received)	at 12/31/2025
index	rate received	frequency	date	(000)		(000)		(000)	(000)

CDX.NA.IG.45	1.00%	Quarterly	12/20/2030	USD1,928		$44		$44	$–	(m)

Investments in affiliates (k)

					Net
				Net	unrealized		Dividend
	Value at			realized	appreciation	Value at	or interest
	1/1/2025	Additions	Reductions	gain (loss)	(depreciation)	12/31/2025	income
	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Investment funds 0.94%
Capital Group Central Corporate Bond Fund	$3,953	$195	$–	$–	$102	$4,250	$195

155	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Investments in affiliates (k) (continued)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Short-term securities 6.16%

Money market investments 6.16%

Capital Group Central Cash Fund 3.79% (l)	$22,187	$115,565	$109,995	$(2)	$2	$27,757	$1,158

Total 7.10%				$(2)	$104	$32,007	$1,353

Restricted securities (i)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Wells Fargo & Co. 3.90% 7/22/2032 (3-month EUR-EURIBOR + 1.22% on 7/22/2031) (h)	12/4/2024	$163	$181	0.04%

McDonald’s Corp. 1.60% 3/15/2031	9/30/2024	104	109	0.02

Total		$267	$290	0.06%

(a)	Non-income producing.
(b)	Index-linked bond whose principal amount moves with a government price index.
(c)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $899,000, which represented 0.20% of the net assets of the fund.
(d)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(e)	Represents securities transacted on a TBA basis.
(f)

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(g)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,356,000, which represented 2.30% of the net assets of the fund.

(h)	Step bond; coupon rate may change at a later date.
(i)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(j)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(k)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(l)	Rate represents the seven-day yield at 12/31/2025.
(m)	Amount less than one thousand.
(n)	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
(o)

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

American Funds Insurance Series	156

American Funds Global Balanced Fund (continued)

Key to abbreviation(s)
ADR = American Depositary Receipts	KRW = South Korean won
AUD = Australian dollars	MXN = Mexican pesos
BRL = Brazilian reais	MYR = Malaysian ringgits
BZDIOVER = Overnight Brazilian Interbank Deposit Rate	NIBOR = Norwegian Interbank Offered Rate
CAD = Canadian dollars	NOK = Norwegian kroner
CHF = Swiss francs	NZD = New Zealand dollars
CLO = Collateralized Loan Obligations	OIS = Overnight Index Swap
CLP = Chilean pesos	PIK = Payment In Kind
CME = CME Group	PLN = Polish zloty
CNH = Chinese yuan renminbi	Ref. = Refunding
CNY = Chinese yuan renminbi	REIT = Real Estate Investment Trust
COP = Colombian pesos	Rev. = Revenue
CORRA = Canadian Overnight Repo Rate Average	RON = Romanian leu
CZK = Czech korunas	SEK = Swedish kronor
DKK = Danish kroner	SGD = Singapore dollars
EUR = Euros	SOFR = Secured Overnight Financing Rate
EURIBOR = Euro Interbank Offered Rate	SONIA = Sterling Overnight Interbank Average Rate
GBP = British pounds	SONIO/N = Sonio O/N Deposit Rates Swap
HUF = Hungarian forints	TBA = To be announced
ICE = Intercontinental Exchange, Inc.	THB = Thai baht
IDR = Indonesian rupiah	TRY = Turkish lira
ILS = Israeli shekels	USD = U.S. dollars
INR = Indian rupees	UST = U.S. Treasury
JPY = Japanese yen	ZAR = South African rand

Refer to the notes to financial statements.

157	American Funds Insurance Series

The Bond Fund of America

Investment portfolio December 31, 2025

Bonds, notes & other debt instruments 95.01%	Principal amount (000)	Value (000)

Mortgage-backed obligations 32.02%

Federal agency mortgage-backed obligations 25.58%
Fannie Mae Pool #AR3058 3.00% 1/1/2028 (a)	USD17	$17
Fannie Mae Pool #AS8018 3.00% 9/1/2031 (a)	22	22
Fannie Mae Pool #BM4741 3.00% 4/1/2032 (a)	9	9
Fannie Mae Pool #FM2499 2.50% 2/1/2035 (a)	1,896	1,813
Fannie Mae Pool #CB2248 2.50% 11/1/2036 (a)	93	88
Fannie Mae Pool #913966 6.00% 2/1/2037 (a)	29	31
Fannie Mae Pool #CB3701 2.50% 5/1/2037 (a)	1,645	1,557
Fannie Mae Pool #MA4665 2.50% 7/1/2037 (a)	677	640
Fannie Mae Pool #945680 6.00% 9/1/2037 (a)	316	334
Fannie Mae Pool #924866 6.015% 10/1/2037 (a)(b)	125	127
Fannie Mae Pool #988588 5.50% 8/1/2038 (a)	140	146
Fannie Mae Pool #889982 5.50% 11/1/2038 (a)	594	620
Fannie Mae Pool #AB1297 5.00% 8/1/2040 (a)	134	138
Fannie Mae Pool #AH8144 5.00% 4/1/2041 (a)	671	686
Fannie Mae Pool #AH9479 5.00% 4/1/2041 (a)	666	685
Fannie Mae Pool #FM7365 2.00% 5/1/2041 (a)	102,235	89,225
Fannie Mae Pool #AI1862 5.00% 5/1/2041 (a)	639	658
Fannie Mae Pool #AI3510 5.00% 6/1/2041 (a)	322	331
Fannie Mae Pool #AJ0704 5.00% 9/1/2041 (a)	292	300
Fannie Mae Pool #AJ5391 5.00% 11/1/2041 (a)	161	166
Fannie Mae Pool #AZ3904 4.00% 5/1/2045 (a)	38	37
Fannie Mae Pool #FM9416 3.50% 7/1/2045 (a)	1,540	1,462
Fannie Mae Pool #MA5786 7.00% 7/1/2045 (a)	231	243
Fannie Mae Pool #AL8522 3.50% 5/1/2046 (a)	667	633
Fannie Mae Pool #BD1968 4.00% 7/1/2046 (a)	727	703
Fannie Mae Pool #BD5477 4.00% 7/1/2046 (a)	115	111
Fannie Mae Pool #BM5148 4.00% 10/1/2046 (a)	4,084	3,963
Fannie Mae Pool #BE0592 4.00% 11/1/2046 (a)	289	276
Fannie Mae Pool #BE8885 4.00% 3/1/2047 (a)	702	681
Fannie Mae Pool #MA3058 4.00% 7/1/2047 (a)	31	30
Fannie Mae Pool #CA0770 3.50% 11/1/2047 (a)	3,647	3,424
Fannie Mae Pool #BJ1515 4.00% 11/1/2047 (a)	1,721	1,668
Fannie Mae Pool #CA0706 4.00% 11/1/2047 (a)	64	62
Fannie Mae Pool #BM4413 4.50% 12/1/2047 (a)	1,995	1,983
Fannie Mae Pool #CA1189 3.50% 2/1/2048 (a)	1,043	979
Fannie Mae Pool #BJ5749 4.00% 5/1/2048 (a)	14	13
Fannie Mae Pool #BF0293 3.00% 7/1/2048 (a)	5,216	4,728
Fannie Mae Pool #BF0318 3.50% 8/1/2048 (a)	3,839	3,614
Fannie Mae Pool #BM5349 4.00% 9/1/2048 (a)	16,627	16,110
Fannie Mae Pool #FM4891 3.50% 10/1/2048 (a)	15,508	14,679
Fannie Mae Pool #BM4676 4.00% 10/1/2048 (a)	9	9
Fannie Mae Pool #FM3280 3.50% 5/1/2049 (a)	399	379
Fannie Mae Pool #CA3807 3.00% 7/1/2049 (a)	1,046	951
Fannie Mae Pool #CA3806 3.00% 7/1/2049 (a)	703	640
Fannie Mae Pool #FS5372 3.50% 7/1/2049 (a)	2,075	1,957
Fannie Mae Pool #FM1262 4.00% 7/1/2049 (a)	16,776	16,198
Fannie Mae Pool #FM0007 3.50% 9/1/2049 (a)	11,941	11,207
Fannie Mae Pool #FM1589 3.50% 9/1/2049 (a)	3,203	2,996
Fannie Mae Pool #FM1954 3.50% 11/1/2049 (a)	5,177	4,840
Fannie Mae Pool #FS5313 3.50% 1/1/2050 (a)	23,734	22,304
Fannie Mae Pool #CA5504 2.50% 4/1/2050 (a)	11	9
Fannie Mae Pool #CA5659 2.50% 5/1/2050 (a)	249	212
Fannie Mae Pool #CA5968 2.50% 6/1/2050 (a)	4,712	4,072
Fannie Mae Pool #CA6168 2.50% 6/1/2050 (a)	520	441
Fannie Mae Pool #BP5576 2.50% 6/1/2050 (a)	40	33
Fannie Mae Pool #FM5507 3.00% 7/1/2050 (a)	14,584	13,192
Fannie Mae Pool #CA6309 3.00% 7/1/2050 (a)	4,986	4,532
Fannie Mae Pool #CA6349 3.00% 7/1/2050 (a)	1,623	1,441
Fannie Mae Pool #CA6727 2.50% 8/1/2050 (a)	4,629	3,931
Fannie Mae Pool #CA6918 2.50% 8/1/2050 (a)	926	785

American Funds Insurance Series	158

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FP0058 2.50% 8/1/2050 (a)	USD595	$505
Fannie Mae Pool #CA6740 3.00% 8/1/2050 (a)	927	824
Fannie Mae Pool #BQ1226 2.00% 9/1/2050 (a)	1,561	1,277
Fannie Mae Pool #BP6715 2.00% 9/1/2050 (a)	1	1
Fannie Mae Pool #CA7040 2.50% 9/1/2050 (a)	16,492	13,964
Fannie Mae Pool #FM4256 2.50% 9/1/2050 (a)	2,472	2,140
Fannie Mae Pool #CA7028 2.50% 9/1/2050 (a)	854	739
Fannie Mae Pool #FM7195 2.50% 9/1/2050 (a)	405	343
Fannie Mae Pool #BQ2400 2.50% 9/1/2050 (a)	56	48
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (a)	289	258
Fannie Mae Pool #CA7529 2.50% 10/1/2050 (a)	872	738
Fannie Mae Pool #CA7257 2.50% 10/1/2050 (a)	241	209
Fannie Mae Pool #FM4684 2.50% 10/1/2050 (a)	185	158
Fannie Mae Pool #FP0034 2.50% 10/1/2050 (a)	174	148
Fannie Mae Pool #CA7381 3.00% 10/1/2050 (a)	1,369	1,216
Fannie Mae Pool #FM4870 2.00% 11/1/2050 (a)	1,748	1,418
Fannie Mae Pool #CA7599 2.50% 11/1/2050 (a)	5,795	5,023
Fannie Mae Pool #FM5309 2.50% 11/1/2050 (a)	1,078	916
Fannie Mae Pool #BQ7564 2.50% 11/1/2050 (a)	650	551
Fannie Mae Pool #CA7743 2.50% 11/1/2050 (a)	24	21
Fannie Mae Pool #FM4897 3.00% 11/1/2050 (a)	14,135	12,789
Fannie Mae Pool #MA4208 2.00% 12/1/2050 (a)	1,008	823
Fannie Mae Pool #CA8025 2.50% 12/1/2050 (a)	925	786
Fannie Mae Pool #FM5166 3.00% 12/1/2050 (a)	979	870
Fannie Mae Pool #MA4237 2.00% 1/1/2051 (a)	6,320	5,161
Fannie Mae Pool #BR4104 2.00% 1/1/2051 (a)	4,745	3,878
Fannie Mae Pool #CA8587 2.00% 1/1/2051 (a)	40	33
Fannie Mae Pool #FM6113 2.50% 1/1/2051 (a)	20,212	17,285
Fannie Mae Pool #FS5929 2.50% 1/1/2051 (a)	1,512	1,282
Fannie Mae Pool #FS3550 2.50% 1/1/2051 (a)	886	751
Fannie Mae Pool #FM6293 3.00% 1/1/2051 (a)	62	55
Fannie Mae Pool #BR3283 2.00% 2/1/2051 (a)	3,228	2,613
Fannie Mae Pool #FM6332 2.00% 2/1/2051 (a)	693	561
Fannie Mae Pool #BR2666 2.00% 2/1/2051 (a)	364	300
Fannie Mae Pool #CA8828 2.50% 2/1/2051 (a)	4,808	4,141
Fannie Mae Pool #CA9289 2.50% 2/1/2051 (a)	3,395	2,880
Fannie Mae Pool #FM6556 2.00% 3/1/2051 (a)	342	277
Fannie Mae Pool #FM6764 2.50% 3/1/2051 (a)	7,274	6,157
Fannie Mae Pool #CA9390 2.50% 3/1/2051 (a)	1,651	1,398
Fannie Mae Pool #BQ7729 2.50% 3/1/2051 (a)	938	794
Fannie Mae Pool #BR3771 2.00% 4/1/2051 (a)	8,416	6,815
Fannie Mae Pool #BR7191 2.00% 4/1/2051 (a)	1,803	1,460
Fannie Mae Pool #BR7719 2.00% 4/1/2051 (a)	563	456
Fannie Mae Pool #MA4305 2.00% 4/1/2051 (a)	27	22
Fannie Mae Pool #BN9135 2.50% 4/1/2051 (a)	4,788	4,053
Fannie Mae Pool #FM6871 2.50% 4/1/2051 (a)	4,506	3,814
Fannie Mae Pool #MA4306 2.50% 4/1/2051 (a)	2,365	2,020
Fannie Mae Pool #CB0006 2.50% 4/1/2051 (a)	415	353
Fannie Mae Pool #FM6965 2.50% 4/1/2051 (a)	313	265
Fannie Mae Pool #FS0030 2.50% 4/1/2051 (a)	168	142
Fannie Mae Pool #CB0191 3.00% 4/1/2051 (a)	2,923	2,610
Fannie Mae Pool #CB0193 3.00% 4/1/2051 (a)	354	317
Fannie Mae Pool #BT0519 2.00% 5/1/2051 (a)	10,452	8,460
Fannie Mae Pool #FM7411 2.00% 5/1/2051 (a)	1,714	1,387
Fannie Mae Pool #BR1035 2.00% 5/1/2051 (a)	16	13
Fannie Mae Pool #FM7325 2.50% 5/1/2051 (a)	1,856	1,578
Fannie Mae Pool #CB0396 2.50% 5/1/2051 (a)	1,744	1,476
Fannie Mae Pool #FM7408 2.50% 5/1/2051 (a)	573	485
Fannie Mae Pool #BR0999 2.50% 5/1/2051 (a)	464	393
Fannie Mae Pool #FM7409 2.50% 5/1/2051 (a)	157	133

159	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM7222 2.50% 5/1/2051 (a)	USD32	$27
Fannie Mae Pool #FM7304 2.50% 5/1/2051 (a)	26	22
Fannie Mae Pool #BT0136 2.00% 6/1/2051 (a)	1,826	1,478
Fannie Mae Pool #FM7803 2.00% 6/1/2051 (a)	480	397
Fannie Mae Pool #FM7740 2.50% 6/1/2051 (a)	1,359	1,150
Fannie Mae Pool #CB0844 2.50% 6/1/2051 (a)	756	640
Fannie Mae Pool #FM7909 3.00% 6/1/2051 (a)	265	237
Fannie Mae Pool #FM7510 3.00% 6/1/2051 (a)	188	168
Fannie Mae Pool #MA4378 2.00% 7/1/2051 (a)	74	61
Fannie Mae Pool #CB0988 2.50% 7/1/2051 (a)	8,398	7,214
Fannie Mae Pool #BT0849 2.50% 7/1/2051 (a)	4,659	3,954
Fannie Mae Pool #FM9530 2.50% 7/1/2051 (a)	4,300	3,640
Fannie Mae Pool #CB1134 2.50% 7/1/2051 (a)	2,294	1,942
Fannie Mae Pool #FM8315 2.50% 7/1/2051 (a)	950	808
Fannie Mae Pool #BT1288 2.50% 7/1/2051 (a)	545	462
Fannie Mae Pool #FM7900 2.50% 7/1/2051 (a)	408	353
Fannie Mae Pool #CB1066 2.50% 7/1/2051 (a)	204	174
Fannie Mae Pool #CB0998 3.00% 7/1/2051 (a)	1,940	1,718
Fannie Mae Pool #CB1394 2.50% 8/1/2051 (a)	764	647
Fannie Mae Pool #FM8442 2.50% 8/1/2051 (a)	191	162
Fannie Mae Pool #CB1304 3.00% 8/1/2051 (a)	1,275	1,129
Fannie Mae Pool #FS1630 2.50% 9/1/2051 (a)	3,030	2,565
Fannie Mae Pool #FM8761 2.50% 9/1/2051 (a)	1,894	1,607
Fannie Mae Pool #FM8658 2.50% 9/1/2051 (a)	1,343	1,139
Fannie Mae Pool #CB1527 2.50% 9/1/2051 (a)	991	849
Fannie Mae Pool #CB1552 2.50% 9/1/2051 (a)	467	398
Fannie Mae Pool #FS4711 2.50% 9/1/2051 (a)	423	358
Fannie Mae Pool #BQ7428 2.50% 9/1/2051 (a)	297	253
Fannie Mae Pool #BT7263 2.50% 9/1/2051 (a)	289	245
Fannie Mae Pool #FM8692 2.50% 9/1/2051 (a)	54	46
Fannie Mae Pool #CB1868 2.50% 10/1/2051 (a)	1,890	1,600
Fannie Mae Pool #FS5125 2.50% 10/1/2051 (a)	309	261
Fannie Mae Pool #BT9147 2.50% 10/1/2051 (a)	21	18
Fannie Mae Pool #FS4628 3.00% 10/1/2051 (a)	2,949	2,633
Fannie Mae Pool #MA4465 2.00% 11/1/2051 (a)	4,282	3,479
Fannie Mae Pool #FS0965 2.00% 11/1/2051 (a)	125	102
Fannie Mae Pool #CB2092 2.50% 11/1/2051 (a)	1,978	1,674
Fannie Mae Pool #CB2088 2.50% 11/1/2051 (a)	92	78
Fannie Mae Pool #FM9810 3.00% 11/1/2051 (a)	843	751
Fannie Mae Pool #MA4492 2.00% 12/1/2051 (a)	784	637
Fannie Mae Pool #FS2824 2.50% 12/1/2051 (a)	31,768	26,892
Fannie Mae Pool #FM9672 2.50% 12/1/2051 (a)	1,865	1,583
Fannie Mae Pool #FM9693 2.50% 12/1/2051 (a)	1,577	1,335
Fannie Mae Pool #CB2404 2.50% 12/1/2051 (a)	300	254
Fannie Mae Pool #BT5284 3.00% 12/1/2051 (a)	27	24
Fannie Mae Pool #CB2787 3.50% 12/1/2051 (a)	21	20
Fannie Mae Pool #BQ7006 2.00% 1/1/2052 (a)	1,799	1,462
Fannie Mae Pool #FS0235 2.50% 1/1/2052 (a)	5,999	5,078
Fannie Mae Pool #CB2644 2.50% 1/1/2052 (a)	5,816	4,923
Fannie Mae Pool #FS6479 2.50% 1/1/2052 (a)	4,273	3,623
Fannie Mae Pool #FS0392 2.50% 1/1/2052 (a)	2,043	1,729
Fannie Mae Pool #FS0174 2.50% 1/1/2052 (a)	1,913	1,622
Fannie Mae Pool #CB2555 2.50% 1/1/2052 (a)	1,695	1,435
Fannie Mae Pool #FS0370 2.50% 1/1/2052 (a)	1,120	948
Fannie Mae Pool #FS4203 2.50% 1/1/2052 (a)	1,086	919
Fannie Mae Pool #FS5613 2.50% 1/1/2052 (a)	329	279
Fannie Mae Pool #BU3083 2.50% 1/1/2052 (a)	295	251
Fannie Mae Pool #FS0454 3.00% 1/1/2052 (a)	897	803
Fannie Mae Pool #BV0273 3.00% 1/1/2052 (a)	568	503
Fannie Mae Pool #BU1410 3.00% 1/1/2052 (a)	540	479

American Funds Insurance Series	160

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BV3076 2.00% 2/1/2052 (a)	USD14,514	$11,751
Fannie Mae Pool #MA4547 2.00% 2/1/2052 (a)	2,418	1,962
Fannie Mae Pool #BV3083 2.00% 2/1/2052 (a)	787	637
Fannie Mae Pool #BT1967 2.50% 2/1/2052 (a)	1,624	1,383
Fannie Mae Pool #CB3888 2.50% 2/1/2052 (a)	1,367	1,160
Fannie Mae Pool #MA4548 2.50% 2/1/2052 (a)	849	723
Fannie Mae Pool #FS1080 2.50% 2/1/2052 (a)	712	603
Fannie Mae Pool #FS1885 2.50% 2/1/2052 (a)	490	416
Fannie Mae Pool #FS2660 2.50% 2/1/2052 (a)	473	401
Fannie Mae Pool #CB3099 2.50% 2/1/2052 (a)	253	215
Fannie Mae Pool #BV2784 2.50% 2/1/2052 (a)	30	26
Fannie Mae Pool #FS0647 3.00% 2/1/2052 (a)	31,130	28,182
Fannie Mae Pool #BV3101 2.00% 3/1/2052 (a)	1,510	1,222
Fannie Mae Pool #MA4562 2.00% 3/1/2052 (a)	1,214	985
Fannie Mae Pool #FS1742 2.00% 3/1/2052 (a)	1,039	842
Fannie Mae Pool #BV4172 2.00% 3/1/2052 (a)	841	681
Fannie Mae Pool #BV4133 2.50% 3/1/2052 (a)	2,639	2,238
Fannie Mae Pool #CB3031 2.50% 3/1/2052 (a)	1,681	1,431
Fannie Mae Pool #BV5800 2.50% 3/1/2052 (a)	1,000	849
Fannie Mae Pool #FS4433 2.50% 3/1/2052 (a)	627	535
Fannie Mae Pool #BV4119 2.50% 3/1/2052 (a)	377	321
Fannie Mae Pool #MA4563 2.50% 3/1/2052 (a)	34	29
Fannie Mae Pool #BV4199 3.00% 3/1/2052 (a)	4,985	4,417
Fannie Mae Pool #FS1374 3.00% 3/1/2052 (a)	973	862
Fannie Mae Pool #CB3346 2.00% 4/1/2052 (a)	5,431	4,396
Fannie Mae Pool #FS1598 2.00% 4/1/2052 (a)	1,603	1,300
Fannie Mae Pool #MA4577 2.00% 4/1/2052 (a)	724	587
Fannie Mae Pool #CB3354 2.50% 4/1/2052 (a)	30,865	26,126
Fannie Mae Pool #BV4656 2.50% 4/1/2052 (a)	1,508	1,282
Fannie Mae Pool #BV8126 2.50% 4/1/2052 (a)	161	137
Fannie Mae Pool #CB3379 4.00% 4/1/2052 (a)	1,361	1,301
Fannie Mae Pool #FS1655 4.00% 4/1/2052 (a)	251	240
Fannie Mae Pool #FS9189 2.00% 5/1/2052 (a)	3,598	2,923
Fannie Mae Pool #FS8650 2.50% 5/1/2052 (a)	20,039	17,013
Fannie Mae Pool #BV9644 2.50% 5/1/2052 (a)	2,089	1,778
Fannie Mae Pool #FS5033 2.50% 5/1/2052 (a)	1,000	851
Fannie Mae Pool #MA4598 2.50% 5/1/2052 (a)	931	792
Fannie Mae Pool #FS7060 3.00% 5/1/2052 (a)	6,239	5,526
Fannie Mae Pool #CB3780 3.50% 5/1/2052 (a)	1,992	1,847
Fannie Mae Pool #FS5035 2.50% 6/1/2052 (a)	1,366	1,157
Fannie Mae Pool #FS7953 2.50% 6/1/2052 (a)	941	798
Fannie Mae Pool #MA4623 2.50% 6/1/2052 (a)	144	123
Fannie Mae Pool #FS7062 3.00% 6/1/2052 (a)	128	113
Fannie Mae Pool #CB4021 4.00% 6/1/2052 (a)	2,816	2,689
Fannie Mae Pool #BW1931 5.00% 6/1/2052 (a)	3,048	3,051
Fannie Mae Pool #BT8262 5.00% 6/1/2052 (a)	1,360	1,364
Fannie Mae Pool #FS7879 2.50% 7/1/2052 (a)	11,030	9,354
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (a)	2,866	2,426
Fannie Mae Pool #FS6631 2.50% 7/1/2052 (a)	713	606
Fannie Mae Pool #FS7057 2.50% 7/1/2052 (a)	486	412
Fannie Mae Pool #CB4274 2.50% 7/1/2052 (a)	416	354
Fannie Mae Pool #FS5493 2.50% 7/1/2052 (a)	131	112
Fannie Mae Pool #CB4370 3.50% 7/1/2052 (a)	133	123
Fannie Mae Pool #BW0959 5.00% 7/1/2052 (a)	2,763	2,770
Fannie Mae Pool #FA2841 3.00% 8/1/2052 (a)	4,079	3,613
Fannie Mae Pool #FS3955 3.50% 8/1/2052 (a)	988	917
Fannie Mae Pool #BV8976 5.00% 8/1/2052 (a)	521	527
Fannie Mae Pool #FS2805 2.50% 9/1/2052 (a)	436	371
Fannie Mae Pool #FA1404 3.00% 9/1/2052 (a)	97	86
Fannie Mae Pool #BW1192 4.50% 9/1/2052 (a)	246	243

161	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BW8497 4.50% 9/1/2052 (a)	USD57	$56
Fannie Mae Pool #CB4620 5.00% 9/1/2052 (a)	8,089	8,150
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (a)	8,787	7,137
Fannie Mae Pool #CB4852 4.50% 10/1/2052 (a)	9,197	9,018
Fannie Mae Pool #BX0097 4.50% 10/1/2052 (a)	2,496	2,452
Fannie Mae Pool #MA4785 5.00% 10/1/2052 (a)	2,325	2,333
Fannie Mae Pool #BW1289 5.50% 10/1/2052 (a)	2,676	2,726
Fannie Mae Pool #BW1243 5.50% 10/1/2052 (a)	2,446	2,492
Fannie Mae Pool #MA4820 6.50% 10/1/2052 (a)	203	212
Fannie Mae Pool #BX1132 4.50% 11/1/2052 (a)	747	732
Fannie Mae Pool #BX5673 5.00% 12/1/2052 (a)	132	132
Fannie Mae Pool #CB5778 6.00% 12/1/2052 (a)	31	32
Fannie Mae Pool #MA4932 3.00% 1/1/2053 (a)	571	506
Fannie Mae Pool #BX5927 4.00% 1/1/2053 (a)	269	257
Fannie Mae Pool #FS6769 5.00% 1/1/2053 (a)	19,964	20,043
Fannie Mae Pool #FS4435 2.50% 2/1/2053 (a)	666	566
Fannie Mae Pool #MA4916 4.00% 2/1/2053 (a)	4,448	4,245
Fannie Mae Pool #MA4918 5.00% 2/1/2053 (a)	562	563
Fannie Mae Pool #BW5268 4.00% 3/1/2053 (a)	292	279
Fannie Mae Pool #CB5986 5.00% 3/1/2053 (a)	146	146
Fannie Mae Pool #BX7779 5.50% 3/1/2053 (a)	3,619	3,693
Fannie Mae Pool #FS4191 5.50% 3/1/2053 (a)	391	399
Fannie Mae Pool #CB5912 6.00% 3/1/2053 (a)	771	800
Fannie Mae Pool #BY0255 2.50% 4/1/2053 (a)	415	352
Fannie Mae Pool #MA4993 4.00% 4/1/2053 (a)	4,195	3,985
Fannie Mae Pool #MA4977 4.50% 4/1/2053 (a)	630	616
Fannie Mae Pool #MA4978 5.00% 4/1/2053 (a)	14,804	14,830
Fannie Mae Pool #BX9041 5.00% 4/1/2053 (a)	79	79
Fannie Mae Pool #BY0130 5.50% 4/1/2053 (a)	900	917
Fannie Mae Pool #CB6033 6.00% 4/1/2053 (a)	16,585	17,191
Fannie Mae Pool #MA5027 4.00% 5/1/2053 (a)	4,543	4,332
Fannie Mae Pool #CB6985 4.00% 5/1/2053 (a)	398	380
Fannie Mae Pool #CB6297 4.00% 5/1/2053 (a)	29	28
Fannie Mae Pool #FS4563 5.00% 5/1/2053 (a)	2,798	2,811
Fannie Mae Pool #MA5009 5.00% 5/1/2053 (a)	2,618	2,626
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (a)	5,432	5,531
Fannie Mae Pool #MA5011 6.00% 5/1/2053 (a)	6,260	6,463
Fannie Mae Pool #BW9618 3.00% 6/1/2053 (a)	602	534
Fannie Mae Pool #CB6471 4.50% 6/1/2053 (a)	2,798	2,740
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (a)	5,834	5,938
Fannie Mae Pool #FS5192 5.50% 6/1/2053 (a)	4,483	4,552
Fannie Mae Pool #BY3612 5.50% 6/1/2053 (a)	307	313
Fannie Mae Pool #CB6485 6.00% 6/1/2053 (a)	3,478	3,580
Fannie Mae Pool #CB6486 6.00% 6/1/2053 (a)	2,196	2,263
Fannie Mae Pool #CB6465 6.00% 6/1/2053 (a)	1,608	1,666
Fannie Mae Pool #FS7823 2.00% 7/1/2053 (a)	5,869	4,759
Fannie Mae Pool #FS9167 2.50% 7/1/2053 (a)	3,516	2,981
Fannie Mae Pool #FS6037 2.50% 7/1/2053 (a)	147	125
Fannie Mae Pool #CB6626 4.00% 7/1/2053 (a)	74	70
Fannie Mae Pool #MA5070 4.50% 7/1/2053 (a)	19,056	18,668
Fannie Mae Pool #BY4459 5.00% 7/1/2053 (a)	573	575
Fannie Mae Pool #BU4112 5.00% 7/1/2053 (a)	93	93
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (a)	3,147	3,203
Fannie Mae Pool #CB6768 6.50% 7/1/2053 (a)	6,667	6,985
Fannie Mae Pool #MA5107 5.50% 8/1/2053 (a)	16,853	17,147
Fannie Mae Pool #FS6666 5.50% 8/1/2053 (a)	11,483	11,698
Fannie Mae Pool #CB7108 5.50% 9/1/2053 (a)	5,803	5,912
Fannie Mae Pool #CB7104 5.50% 9/1/2053 (a)	499	509
Fannie Mae Pool #MA5139 6.00% 9/1/2053 (a)	4,344	4,471
Fannie Mae Pool #FS5749 6.50% 9/1/2053 (a)	12,932	13,443

American Funds Insurance Series	162

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA5177 4.00% 10/1/2053 (a)	USD7,282	$6,932
Fannie Mae Pool #CB7332 5.50% 10/1/2053 (a)	11,429	11,637
Fannie Mae Pool #CB7331 5.50% 10/1/2053 (a)	6,228	6,344
Fannie Mae Pool #DA1557 6.00% 10/1/2053 (a)	122	126
Fannie Mae Pool #BY1399 3.50% 11/1/2053 (a)	996	924
Fannie Mae Pool #FS7252 5.00% 11/1/2053 (a)	59,822	59,898
Fannie Mae Pool #CB7426 6.50% 11/1/2053 (a)	1,777	1,855
Fannie Mae Pool #MA5192 6.50% 11/1/2053 (a)	26	27
Fannie Mae Pool #FS6668 5.50% 12/1/2053 (a)	1,830	1,859
Fannie Mae Pool #CB7626 6.50% 12/1/2053 (a)	692	728
Fannie Mae Pool #FS6767 6.50% 1/1/2054 (a)	4,556	4,777
Fannie Mae Pool #FS6873 6.50% 1/1/2054 (a)	1,089	1,134
Fannie Mae Pool #FS9507 4.50% 2/1/2054 (a)	2,852	2,787
Fannie Mae Pool #MA5271 5.50% 2/1/2054 (a)	2,362	2,399
Fannie Mae Pool #FS6809 5.50% 2/1/2054 (a)	1,652	1,678
Fannie Mae Pool #FS7031 6.00% 2/1/2054 (a)	6,318	6,548
Fannie Mae Pool #DA7831 6.00% 2/1/2054 (a)	1,519	1,563
Fannie Mae Pool #BY8083 4.00% 3/1/2054 (a)	24	23
Fannie Mae Pool #FS9508 4.50% 3/1/2054 (a)	13,809	13,524
Fannie Mae Pool #CB8151 5.50% 3/1/2054 (a)	17,416	17,717
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (a)	1,474	1,497
Fannie Mae Pool #FS7507 6.00% 3/1/2054 (a)	4,540	4,705
Fannie Mae Pool #CB8168 6.00% 3/1/2054 (a)	3,068	3,162
Fannie Mae Pool #MA5295 6.00% 3/1/2054 (a)	1,522	1,564
Fannie Mae Pool #FS7653 6.50% 3/1/2054 (a)	3,733	3,921
Fannie Mae Pool #CB8328 5.50% 4/1/2054 (a)	4,653	4,755
Fannie Mae Pool #DB1235 6.00% 4/1/2054 (a)	5,114	5,317
Fannie Mae Pool #DB5160 5.50% 5/1/2054 (a)	508	517
Fannie Mae Pool #MA5354 6.00% 5/1/2054 (a)	330	339
Fannie Mae Pool #DB2495 6.00% 5/1/2054 (a)	180	185
Fannie Mae Pool #MA5388 5.50% 6/1/2054 (a)	2,472	2,509
Fannie Mae Pool #FS8131 5.50% 6/1/2054 (a)	1,796	1,836
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (a)	17,336	18,002
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (a)	1,183	1,220
Fannie Mae Pool #DB5030 6.00% 6/1/2054 (a)	988	1,017
Fannie Mae Pool #CB8725 6.50% 6/1/2054 (a)	9,692	10,110
Fannie Mae Pool #FP0128 6.50% 6/1/2054 (a)	1,788	1,858
Fannie Mae Pool #CB8842 5.50% 7/1/2054 (a)	6,662	6,796
Fannie Mae Pool #FS8467 5.50% 7/1/2054 (a)	1,423	1,454
Fannie Mae Pool #MA5421 6.00% 7/1/2054 (a)	22,751	23,374
Fannie Mae Pool #FS8318 6.00% 7/1/2054 (a)	4,671	4,862
Fannie Mae Pool #CB8858 6.00% 7/1/2054 (a)	2,409	2,490
Fannie Mae Pool #FS8591 6.00% 7/1/2054 (a)	2,072	2,152
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (a)	1,995	2,050
Fannie Mae Pool #DB7685 6.00% 7/1/2054 (a)	1,192	1,228
Fannie Mae Pool #BU4707 6.00% 7/1/2054 (a)	1,011	1,039
Fannie Mae Pool #DB5214 6.00% 7/1/2054 (a)	476	489
Fannie Mae Pool #CB8872 6.50% 7/1/2054 (a)	14,751	15,441
Fannie Mae Pool #CB8876 6.50% 7/1/2054 (a)	4,002	4,177
Fannie Mae Pool #FS8317 6.50% 7/1/2054 (a)	2,375	2,495
Fannie Mae Pool #DB7783 5.50% 8/1/2054 (a)	132	135
Fannie Mae Pool #MA5445 6.00% 8/1/2054 (a)	37,577	38,607
Fannie Mae Pool #DC0299 6.00% 8/1/2054 (a)	1,276	1,312
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (a)	1,163	1,195
Fannie Mae Pool #DB7792 6.00% 8/1/2054 (a)	805	828
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (a)	211	219
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (a)	98	101
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (a)	88	91
Fannie Mae Pool #FS8783 6.50% 8/1/2054 (a)	2,102	2,201
Fannie Mae Pool #CB9071 6.50% 8/1/2054 (a)	1,776	1,858

163	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (a)	USD83	$86
Fannie Mae Pool #MA5470 5.50% 9/1/2054 (a)	3,274	3,323
Fannie Mae Pool #FS9001 5.50% 9/1/2054 (a)	1,600	1,639
Fannie Mae Pool #FS9025 5.50% 9/1/2054 (a)	1,203	1,229
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (a)	362	372
Fannie Mae Pool #DC1547 6.00% 9/1/2054 (a)	212	218
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (a)	177	182
Fannie Mae Pool #DC2270 6.00% 9/1/2054 (a)	82	85
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (a)	254	264
Fannie Mae Pool #MA5498 6.00% 10/1/2054 (a)	765	786
Fannie Mae Pool #MA5530 5.00% 11/1/2054 (a)	1,794	1,791
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (a)	4,170	4,231
Fannie Mae Pool #MA5532 6.00% 11/1/2054 (a)	3,008	3,091
Fannie Mae Pool #MA5550 4.00% 12/1/2054 (a)	9,840	9,342
Fannie Mae Pool #DC7042 4.50% 12/1/2054 (a)	263	257
Fannie Mae Pool #CB9770 4.50% 12/1/2054 (a)	89	87
Fannie Mae Pool #CB9768 4.50% 12/1/2054 (a)	31	31
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (a)	137	137
Fannie Mae Pool #CB9675 6.00% 12/1/2054 (a)	3,685	3,821
Fannie Mae Pool #BU5233 6.00% 12/1/2054 (a)	1,407	1,451
Fannie Mae Pool #DC7035 6.00% 12/1/2054 (a)	426	437
Fannie Mae Pool #DC7823 6.00% 12/1/2054 (a)	320	329
Fannie Mae Pool #BU5358 6.00% 12/1/2054 (a)	286	295
Fannie Mae Pool #FP0130 6.50% 12/1/2054 (a)	726	754
Fannie Mae Pool #MA5586 5.50% 1/1/2055 (a)	1,747	1,772
Fannie Mae Pool #CB9821 6.00% 1/1/2055 (a)	1,418	1,464
Fannie Mae Pool #DD0835 6.00% 1/1/2055 (a)	408	419
Fannie Mae Pool #CB9840 6.50% 1/1/2055 (a)	1,703	1,774
Fannie Mae Pool #CB9836 6.50% 1/1/2055 (a)	1,201	1,259
Fannie Mae Pool #MA5612 4.50% 2/1/2055 (a)	2,295	2,242
Fannie Mae Pool #FA0608 5.50% 2/1/2055 (a)	2,689	2,729
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (a)	11,644	11,962
Fannie Mae Pool #MA5646 5.50% 3/1/2055 (a)	456	463
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (a)	4,785	4,916
Fannie Mae Pool #190445 6.50% 3/1/2055 (a)	3,293	3,423
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (a)	638	664
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (a)	24,751	26,039
Fannie Mae Pool #MA5670 4.00% 4/1/2055 (a)	7,959	7,557
Fannie Mae Pool #MA5674 6.00% 4/1/2055 (a)	4,581	4,707
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (a)	273	281
Fannie Mae Pool #DD4459 6.00% 4/1/2055 (a)	271	278
Fannie Mae Pool #DD6277 7.00% 4/1/2055 (a)	1,000	1,057
Fannie Mae Pool #MA5697 4.00% 5/1/2055 (a)	1,744	1,656
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (a)	271	271
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (a)	4,402	4,523
Fannie Mae Pool #DD8411 7.00% 5/1/2055 (a)	1,000	1,053
Fannie Mae Pool #MA5735 5.50% 6/1/2055 (a)	9,433	9,573
Fannie Mae Pool #DD7303 5.50% 6/1/2055 (a)	456	463
Fannie Mae Pool #MA5761 6.00% 7/1/2055 (a)	9,679	9,946
Fannie Mae Pool #DE2192 6.00% 7/1/2055 (a)	4,428	4,550
Fannie Mae Pool #FA2842 6.50% 7/1/2055 (a)	1,916	1,993
Fannie Mae Pool #MA5762 6.50% 7/1/2055 (a)	1,720	1,788
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (a)	5,302	5,379
Fannie Mae Pool #CC0859 5.50% 8/1/2055 (a)	3,902	3,991
Fannie Mae Pool #CC0879 6.00% 8/1/2055 (a)	2,134	2,221
Fannie Mae Pool #MA5793 6.00% 8/1/2055 (a)	266	273
Fannie Mae Pool #FA2203 7.00% 8/1/2055 (a)	7,268	7,648
Fannie Mae Pool #MA5822 5.50% 9/1/2055 (a)	1,778	1,804
Fannie Mae Pool #MA5850 4.00% 10/1/2055 (a)	3,032	2,878
Fannie Mae Pool #DF4985 3.50% 11/1/2055 (a)	117	108

American Funds Insurance Series	164

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA5907 4.00% 12/1/2055 (a)	USD64	$60
Fannie Mae Pool #BF0145 3.50% 3/1/2057 (a)	9,299	8,557
Fannie Mae Pool #BF0264 3.50% 5/1/2058 (a)	6,890	6,331
Fannie Mae Pool #BF0332 3.00% 1/1/2059 (a)	14,526	12,733
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (a)	17,453	15,210
Fannie Mae Pool #BF0585 4.50% 12/1/2061 (a)	955	934
Fannie Mae Pool #BF0784 3.50% 12/1/2063 (a)	4,507	4,102
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041 (a)	3	3
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041 (a)	13	14
Fannie Mae, Series 2002-W1, Class 2A, 4.346% 2/25/2042 (a)(b)	14	14
Freddie Mac Pool #ZS8507 3.00% 11/1/2028 (a)	38	37
Freddie Mac Pool #ZK7590 3.00% 1/1/2029 (a)	645	639
Freddie Mac Pool #A15120 5.50% 10/1/2033 (a)	34	35
Freddie Mac Pool #QN1073 3.00% 12/1/2034 (a)	29	28
Freddie Mac Pool #SB0649 2.50% 4/1/2037 (a)	2,359	2,233
Freddie Mac Pool #G05196 5.50% 10/1/2038 (a)	35	37
Freddie Mac Pool #G05267 5.50% 12/1/2038 (a)	27	28
Freddie Mac Pool #G06020 5.50% 12/1/2039 (a)	50	52
Freddie Mac Pool #G05860 5.50% 2/1/2040 (a)	165	172
Freddie Mac Pool #RB5071 2.00% 9/1/2040 (a)	1,723	1,512
Freddie Mac Pool #A93948 4.50% 9/1/2040 (a)	123	124
Freddie Mac Pool #SC0149 2.00% 3/1/2041 (a)	5,103	4,420
Freddie Mac Pool #G06868 4.50% 4/1/2041 (a)	123	124
Freddie Mac Pool #RB0544 2.00% 6/1/2041 (a)	8,835	7,709
Freddie Mac Pool #G06841 5.50% 6/1/2041 (a)	284	296
Freddie Mac Pool #Z40130 3.00% 1/1/2046 (a)	14,578	13,555
Freddie Mac Pool #RA6996 2.50% 3/1/2047 (a)	53	46
Freddie Mac Pool #ZT2100 3.00% 4/1/2047 (a)	86	77
Freddie Mac Pool #SD0470 4.00% 11/1/2047 (a)	764	737
Freddie Mac Pool #G08789 4.00% 11/1/2047 (a)	467	454
Freddie Mac Pool #G61733 3.00% 12/1/2047 (a)	3,819	3,493
Freddie Mac Pool #G67709 3.50% 3/1/2048 (a)	9,857	9,326
Freddie Mac Pool #ZT2265 4.00% 8/1/2048 (a)	722	698
Freddie Mac Pool #G61628 3.50% 9/1/2048 (a)	229	216
Freddie Mac Pool #Q58494 4.00% 9/1/2048 (a)	927	898
Freddie Mac Pool #ZN4842 3.50% 4/1/2049 (a)	489	459
Freddie Mac Pool #RA1369 3.50% 9/1/2049 (a)	1,487	1,395
Freddie Mac Pool #SD7508 3.50% 10/1/2049 (a)	7,977	7,515
Freddie Mac Pool #QA4673 3.00% 11/1/2049 (a)	21,733	19,714
Freddie Mac Pool #QB1368 2.50% 7/1/2050 (a)	4,364	3,777
Freddie Mac Pool #RA3055 2.50% 7/1/2050 (a)	26	22
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (a)	281	251
Freddie Mac Pool #RA3515 2.50% 9/1/2050 (a)	1,774	1,506
Freddie Mac Pool #RA3528 2.50% 9/1/2050 (a)	62	52
Freddie Mac Pool #RA3506 3.00% 9/1/2050 (a)	1,677	1,497
Freddie Mac Pool #SD7525 2.50% 10/1/2050 (a)	5,209	4,516
Freddie Mac Pool #QB4847 2.50% 10/1/2050 (a)	1,176	997
Freddie Mac Pool #QB5799 2.50% 11/1/2050 (a)	54	46
Freddie Mac Pool #QB5838 2.50% 11/1/2050 (a)	24	20
Freddie Mac Pool #RA4206 2.50% 12/1/2050 (a)	1,866	1,581
Freddie Mac Pool #RA4242 2.50% 1/1/2051 (a)	929	794
Freddie Mac Pool #QB7973 3.00% 1/1/2051 (a)	627	556
Freddie Mac Pool #SD0776 2.00% 2/1/2051 (a)	1,676	1,360
Freddie Mac Pool #QB8605 2.00% 2/1/2051 (a)	402	331
Freddie Mac Pool #SD8128 2.00% 2/1/2051 (a)	95	77
Freddie Mac Pool #SI2114 2.50% 2/1/2051 (a)	110	93
Freddie Mac Pool #SD8134 2.00% 3/1/2051 (a)	60,614	49,440
Freddie Mac Pool #SD0537 2.00% 3/1/2051 (a)	1,716	1,391
Freddie Mac Pool #QB9901 2.50% 3/1/2051 (a)	2,236	1,893
Freddie Mac Pool #SD0934 2.00% 4/1/2051 (a)	2,150	1,751

165	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QC0416 2.50% 4/1/2051 (a)	USD217	$183
Freddie Mac Pool #SI2108 2.50% 4/1/2051 (a)	156	132
Freddie Mac Pool #QC2062 2.00% 5/1/2051 (a)	1,783	1,443
Freddie Mac Pool #RA5204 2.00% 5/1/2051 (a)	1,748	1,415
Freddie Mac Pool #RA5155 2.00% 5/1/2051 (a)	1,566	1,268
Freddie Mac Pool #RA5288 2.00% 5/1/2051 (a)	1,219	1,000
Freddie Mac Pool #RA5267 3.00% 5/1/2051 (a)	1,050	937
Freddie Mac Pool #QC3423 2.00% 6/1/2051 (a)	1,882	1,523
Freddie Mac Pool #QC2817 2.50% 6/1/2051 (a)	2,221	1,918
Freddie Mac Pool #QC3428 2.50% 6/1/2051 (a)	736	623
Freddie Mac Pool #QC3532 2.50% 6/1/2051 (a)	65	56
Freddie Mac Pool #SD1852 2.50% 6/1/2051 (a)	57	48
Freddie Mac Pool #SD3095 2.50% 7/1/2051 (a)	1,869	1,583
Freddie Mac Pool #SD0926 2.50% 7/1/2051 (a)	539	458
Freddie Mac Pool #SD7544 3.00% 7/1/2051 (a)	5,474	4,938
Freddie Mac Pool #SD8160 2.00% 8/1/2051 (a)	752	612
Freddie Mac Pool #RA5836 2.50% 9/1/2051 (a)	9,553	8,201
Freddie Mac Pool #SD2963 2.50% 9/1/2051 (a)	7,375	6,243
Freddie Mac Pool #QC7739 2.50% 9/1/2051 (a)	2,089	1,768
Freddie Mac Pool #SD5485 2.50% 9/1/2051 (a)	1,784	1,515
Freddie Mac Pool #RA5759 2.50% 9/1/2051 (a)	869	736
Freddie Mac Pool #RA5767 2.50% 9/1/2051 (a)	445	377
Freddie Mac Pool #QC6761 2.50% 9/1/2051 (a)	49	42
Freddie Mac Pool #RA5841 3.00% 9/1/2051 (a)	1,824	1,616
Freddie Mac Pool #RA5901 3.00% 9/1/2051 (a)	966	863
Freddie Mac Pool #SD1345 2.50% 10/1/2051 (a)	1,848	1,568
Freddie Mac Pool #SD2880 3.00% 10/1/2051 (a)	6,114	5,458
Freddie Mac Pool #SD0734 3.00% 10/1/2051 (a)	1,727	1,557
Freddie Mac Pool #SD0740 3.50% 10/1/2051 (a)	1,991	1,854
Freddie Mac Pool #QD1841 2.00% 11/1/2051 (a)	2,230	1,807
Freddie Mac Pool #QC9944 2.50% 11/1/2051 (a)	2,658	2,250
Freddie Mac Pool #SD1385 2.50% 11/1/2051 (a)	1,316	1,138
Freddie Mac Pool #RA6411 2.50% 11/1/2051 (a)	101	85
Freddie Mac Pool #RA6347 3.00% 11/1/2051 (a)	1,081	966
Freddie Mac Pool #QD0981 3.00% 11/1/2051 (a)	519	460
Freddie Mac Pool #SL1735 2.00% 12/1/2051 (a)	1,638	1,329
Freddie Mac Pool #SD8182 2.00% 12/1/2051 (a)	782	635
Freddie Mac Pool #QD3619 2.50% 12/1/2051 (a)	5,000	4,242
Freddie Mac Pool #RA6433 2.50% 12/1/2051 (a)	2,487	2,105
Freddie Mac Pool #SD3729 2.50% 12/1/2051 (a)	1,071	910
Freddie Mac Pool #QD2659 2.50% 12/1/2051 (a)	1,000	848
Freddie Mac Pool #SD1605 2.50% 12/1/2051 (a)	625	529
Freddie Mac Pool #QD3209 3.00% 12/1/2051 (a)	30	27
Freddie Mac Pool #QD3310 3.00% 12/1/2051 (a)	18	16
Freddie Mac Pool #SD2629 2.50% 1/1/2052 (a)	3,958	3,360
Freddie Mac Pool #SD0855 2.50% 1/1/2052 (a)	2,538	2,162
Freddie Mac Pool #QD4840 2.50% 1/1/2052 (a)	656	555
Freddie Mac Pool #RA6634 2.50% 1/1/2052 (a)	481	409
Freddie Mac Pool #QD5254 2.50% 1/1/2052 (a)	461	393
Freddie Mac Pool #SD0854 2.50% 1/1/2052 (a)	9	7
Freddie Mac Pool #SD0813 3.00% 1/1/2052 (a)	3,749	3,379
Freddie Mac Pool #SD2269 3.00% 1/1/2052 (a)	620	550
Freddie Mac Pool #RA6114 2.00% 2/1/2052 (a)	1,583	1,281
Freddie Mac Pool #SD8193 2.00% 2/1/2052 (a)	800	650
Freddie Mac Pool #QD7187 2.50% 2/1/2052 (a)	962	816
Freddie Mac Pool #SD0847 2.50% 2/1/2052 (a)	681	577
Freddie Mac Pool #SI2095 2.50% 2/1/2052 (a)	386	328
Freddie Mac Pool #SD8194 2.50% 2/1/2052 (a)	221	188
Freddie Mac Pool #QD7360 2.50% 2/1/2052 (a)	163	139
Freddie Mac Pool #QD7312 2.50% 2/1/2052 (a)	59	50

American Funds Insurance Series	166

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QD7089 3.50% 2/1/2052 (a)	USD590	$549
Freddie Mac Pool #SD5343 2.00% 3/1/2052 (a)	2,211	1,793
Freddie Mac Pool #SD8199 2.00% 3/1/2052 (a)	1,749	1,419
Freddie Mac Pool #QD8010 2.00% 3/1/2052 (a)	895	724
Freddie Mac Pool #QD8103 2.00% 3/1/2052 (a)	823	666
Freddie Mac Pool #RA6973 2.00% 3/1/2052 (a)	477	387
Freddie Mac Pool #QD8820 2.00% 3/1/2052 (a)	166	134
Freddie Mac Pool #SD3226 2.50% 3/1/2052 (a)	1,000	848
Freddie Mac Pool #SD8200 2.50% 3/1/2052 (a)	777	661
Freddie Mac Pool #QE0888 2.50% 3/1/2052 (a)	719	612
Freddie Mac Pool #QE0957 2.50% 3/1/2052 (a)	69	58
Freddie Mac Pool #SD2494 3.50% 3/1/2052 (a)	985	914
Freddie Mac Pool #QD8689 3.50% 3/1/2052 (a)	968	897
Freddie Mac Pool #SD8204 2.00% 4/1/2052 (a)	1,222	992
Freddie Mac Pool #SD3478 2.50% 4/1/2052 (a)	1,649	1,396
Freddie Mac Pool #QE0521 2.50% 4/1/2052 (a)	536	454
Freddie Mac Pool #QE0292 2.50% 4/1/2052 (a)	249	212
Freddie Mac Pool #QE1102 2.50% 4/1/2052 (a)	217	184
Freddie Mac Pool #QE1585 2.50% 4/1/2052 (a)	189	160
Freddie Mac Pool #QE0322 2.50% 4/1/2052 (a)	120	101
Freddie Mac Pool #SD1658 2.50% 4/1/2052 (a)	116	99
Freddie Mac Pool #QD9585 3.50% 4/1/2052 (a)	1,386	1,286
Freddie Mac Pool #SD8212 2.50% 5/1/2052 (a)	1,626	1,383
Freddie Mac Pool #RA7139 2.50% 5/1/2052 (a)	359	305
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (a)	40,800	36,239
Freddie Mac Pool #SD8220 3.00% 6/1/2052 (a)	3,495	3,099
Freddie Mac Pool #SD6203 3.00% 6/1/2052 (a)	46	41
Freddie Mac Pool #RA7258 3.50% 6/1/2052 (a)	743	689
Freddie Mac Pool #QE4084 6.50% 6/1/2052 (a)	96	101
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (a)	63,490	53,744
Freddie Mac Pool #SD5368 2.50% 7/1/2052 (a)	8,319	7,055
Freddie Mac Pool #SD4074 2.50% 7/1/2052 (a)	1,927	1,631
Freddie Mac Pool #SD3416 2.50% 7/1/2052 (a)	856	724
Freddie Mac Pool #SD3632 2.50% 7/1/2052 (a)	462	392
Freddie Mac Pool #SD2600 2.50% 7/1/2052 (a)	184	156
Freddie Mac Pool #SD8225 3.00% 7/1/2052 (a)	4,157	3,686
Freddie Mac Pool #SL0643 3.00% 7/1/2052 (a)	825	732
Freddie Mac Pool #QE8971 3.50% 7/1/2052 (a)	165	153
Freddie Mac Pool #QE5698 5.00% 7/1/2052 (a)	1,534	1,538
Freddie Mac Pool #SD1406 2.00% 8/1/2052 (a)	86	70
Freddie Mac Pool #SD1408 2.50% 8/1/2052 (a)	185	158
Freddie Mac Pool #SD7556 3.00% 8/1/2052 (a)	534	478
Freddie Mac Pool #SD3324 3.50% 8/1/2052 (a)	382	354
Freddie Mac Pool #QE8579 4.50% 8/1/2052 (a)	71	70
Freddie Mac Pool #SD8242 3.00% 9/1/2052 (a)	3,868	3,430
Freddie Mac Pool #SD6584 3.50% 9/1/2052 (a)	–	–	(c)
Freddie Mac Pool #QF0212 4.50% 9/1/2052 (a)	310	304
Freddie Mac Pool #QF1205 4.50% 9/1/2052 (a)	283	277
Freddie Mac Pool #QE9497 4.50% 9/1/2052 (a)	73	71
Freddie Mac Pool #SD1608 4.50% 9/1/2052 (a)	46	45
Freddie Mac Pool #SD2465 4.50% 10/1/2052 (a)	30	30
Freddie Mac Pool #RA8059 5.50% 10/1/2052 (a)	5,497	5,618
Freddie Mac Pool #SD1896 4.00% 11/1/2052 (a)	15,322	14,777
Freddie Mac Pool #SD1894 4.00% 11/1/2052 (a)	5,294	5,128
Freddie Mac Pool #SD8266 4.50% 11/1/2052 (a)	15,567	15,265
Freddie Mac Pool #QF2692 5.00% 11/1/2052 (a)	3,449	3,457
Freddie Mac Pool #QF2926 5.00% 11/1/2052 (a)	3,079	3,086
Freddie Mac Pool #SD2948 5.50% 11/1/2052 (a)	1,951	1,987
Freddie Mac Pool #QF2862 6.50% 11/1/2052 (a)	61	63
Freddie Mac Pool #SD8280 6.50% 11/1/2052 (a)	37	39

167	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD2602 3.00% 12/1/2052 (a)	USD1,005	$891
Freddie Mac Pool #SD2065 4.00% 12/1/2052 (a)	970	926
Freddie Mac Pool #RA8200 4.00% 12/1/2052 (a)	509	485
Freddie Mac Pool #RA8309 6.00% 12/1/2052 (a)	1,035	1,077
Freddie Mac Pool #SD8287 4.50% 1/1/2053 (a)	14,659	14,371
Freddie Mac Pool #SD8288 5.00% 1/1/2053 (a)	184	184
Freddie Mac Pool #RA8423 6.00% 1/1/2053 (a)	2,713	2,812
Freddie Mac Pool #SD8299 5.00% 2/1/2053 (a)	2,093	2,097
Freddie Mac Pool #SD2462 5.50% 2/1/2053 (a)	35,993	36,698
Freddie Mac Pool #RA8544 5.50% 2/1/2053 (a)	22,138	22,561
Freddie Mac Pool #QF8083 6.00% 2/1/2053 (a)	12,706	13,106
Freddie Mac Pool #QF9463 4.00% 3/1/2053 (a)	2,564	2,443
Freddie Mac Pool #SD2610 4.00% 3/1/2053 (a)	1,624	1,544
Freddie Mac Pool #SD8305 4.00% 3/1/2053 (a)	72	69
Freddie Mac Pool #RA8720 4.00% 4/1/2053 (a)	2,530	2,414
Freddie Mac Pool #SD8314 4.50% 4/1/2053 (a)	186	182
Freddie Mac Pool #SD2716 5.00% 4/1/2053 (a)	4,268	4,289
Freddie Mac Pool #QG1268 5.00% 4/1/2053 (a)	576	577
Freddie Mac Pool #SD8315 5.00% 4/1/2053 (a)	516	515
Freddie Mac Pool #QG2977 4.00% 5/1/2053 (a)	185	177
Freddie Mac Pool #RA8647 4.50% 5/1/2053 (a)	31	31
Freddie Mac Pool #SD8323 5.00% 5/1/2053 (a)	7,837	7,851
Freddie Mac Pool #SD8324 5.50% 5/1/2053 (a)	7,503	7,638
Freddie Mac Pool #QG3365 5.50% 5/1/2053 (a)	3,211	3,279
Freddie Mac Pool #SD3369 5.50% 5/1/2053 (a)	2,167	2,199
Freddie Mac Pool #SD2861 6.00% 5/1/2053 (a)	12,391	12,781
Freddie Mac Pool #QG5002 4.00% 6/1/2053 (a)	572	544
Freddie Mac Pool #SD8329 5.00% 6/1/2053 (a)	5,257	5,265
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (a)	17,958	18,267
Freddie Mac Pool #SD3177 6.00% 6/1/2053 (a)	5,679	5,852
Freddie Mac Pool #SD3083 6.00% 6/1/2053 (a)	2,746	2,829
Freddie Mac Pool #RA9294 6.50% 6/1/2053 (a)	604	633
Freddie Mac Pool #RA9292 6.50% 6/1/2053 (a)	523	548
Freddie Mac Pool #RA9288 6.50% 6/1/2053 (a)	497	524
Freddie Mac Pool #RA9289 6.50% 6/1/2053 (a)	489	515
Freddie Mac Pool #RA9287 6.50% 6/1/2053 (a)	343	362
Freddie Mac Pool #RA9290 6.50% 6/1/2053 (a)	275	289
Freddie Mac Pool #RA9291 6.50% 6/1/2053 (a)	166	173
Freddie Mac Pool #RA9295 6.50% 6/1/2053 (a)	155	166
Freddie Mac Pool #QG7153 4.00% 7/1/2053 (a)	5,072	4,841
Freddie Mac Pool #QG6067 4.00% 7/1/2053 (a)	537	510
Freddie Mac Pool #QG7958 4.00% 7/1/2053 (a)	65	62
Freddie Mac Pool #SD8341 5.00% 7/1/2053 (a)	243	243
Freddie Mac Pool #SD3386 5.50% 7/1/2053 (a)	6,917	7,046
Freddie Mac Pool #QG7411 5.50% 7/1/2053 (a)	456	465
Freddie Mac Pool #RA9474 6.00% 7/1/2053 (a)	7,709	7,974
Freddie Mac Pool #SD3434 6.00% 7/1/2053 (a)	2,669	2,751
Freddie Mac Pool #QG8958 4.00% 8/1/2053 (a)	471	448
Freddie Mac Pool #QG9629 4.00% 8/1/2053 (a)	393	373
Freddie Mac Pool #QG9084 5.50% 8/1/2053 (a)	2,170	2,208
Freddie Mac Pool #QG9008 5.50% 8/1/2053 (a)	2,138	2,177
Freddie Mac Pool #QG9628 5.50% 8/1/2053 (a)	1,725	1,755
Freddie Mac Pool #QG9141 5.50% 8/1/2053 (a)	1,330	1,355
Freddie Mac Pool #SD3639 6.00% 8/1/2053 (a)	4,095	4,223
Freddie Mac Pool #QH1059 6.00% 9/1/2053 (a)	8,774	9,055
Freddie Mac Pool #SD3916 6.00% 9/1/2053 (a)	1,324	1,374
Freddie Mac Pool #RA9854 6.00% 9/1/2053 (a)	1,002	1,042
Freddie Mac Pool #SD3825 6.50% 9/1/2053 (a)	45,147	46,931
Freddie Mac Pool #SD4997 5.00% 10/1/2053 (a)	761	762
Freddie Mac Pool #SD8368 6.00% 10/1/2053 (a)	12,533	12,903

American Funds Insurance Series	168

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8369 6.50% 10/1/2053 (a)	USD3,006	$3,128
Freddie Mac Pool #SD4977 5.00% 11/1/2053 (a)	572	573
Freddie Mac Pool #SD4571 5.50% 11/1/2053 (a)	17,181	17,495
Freddie Mac Pool #SD8373 6.00% 11/1/2053 (a)	1,888	1,942
Freddie Mac Pool #SD4318 6.50% 11/1/2053 (a)	11,557	12,126
Freddie Mac Pool #RJ0326 6.50% 11/1/2053 (a)	1,610	1,678
Freddie Mac Pool #SD8374 6.50% 11/1/2053 (a)	34	35
Freddie Mac Pool #RJ0440 6.00% 12/1/2053 (a)	4,609	4,749
Freddie Mac Pool #QH5936 6.00% 12/1/2053 (a)	2,681	2,790
Freddie Mac Pool #QH9285 2.50% 1/1/2054 (a)	108	91
Freddie Mac Pool #SD4693 6.50% 1/1/2054 (a)	543	566
Freddie Mac Pool #SD5910 4.00% 2/1/2054 (a)	184	176
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (a)	703	714
Freddie Mac Pool #QI0006 6.00% 2/1/2054 (a)	4,478	4,607
Freddie Mac Pool #SD4897 6.00% 2/1/2054 (a)	3,302	3,400
Freddie Mac Pool #SD8402 6.00% 2/1/2054 (a)	164	169
Freddie Mac Pool #SD4966 6.50% 2/1/2054 (a)	4,155	4,351
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (a)	376	382
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (a)	2,336	2,388
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (a)	1,714	1,742
Freddie Mac Pool #RJ1435 6.00% 4/1/2054 (a)	7,087	7,322
Freddie Mac Pool #SD5303 6.00% 4/1/2054 (a)	4,925	5,097
Freddie Mac Pool #QI2895 6.00% 4/1/2054 (a)	4,176	4,339
Freddie Mac Pool #RJ1346 6.00% 4/1/2054 (a)	1,879	1,956
Freddie Mac Pool #SD8421 6.00% 4/1/2054 (a)	145	150
Freddie Mac Pool #SD5316 6.00% 4/1/2054 (a)	20	21
Freddie Mac Pool #SD5221 6.50% 4/1/2054 (a)	5,247	5,510
Freddie Mac Pool #SD8430 5.00% 5/1/2054 (a)	1,868	1,865
Freddie Mac Pool #RJ1417 5.50% 5/1/2054 (a)	35,963	36,756
Freddie Mac Pool #RJ1512 5.50% 5/1/2054 (a)	4,545	4,653
Freddie Mac Pool #SD8432 6.00% 5/1/2054 (a)	2,621	2,693
Freddie Mac Pool #RJ1447 6.50% 5/1/2054 (a)	5,138	5,371
Freddie Mac Pool #RJ1857 5.50% 6/1/2054 (a)	2,633	2,689
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (a)	925	946
Freddie Mac Pool #RJ1859 6.00% 6/1/2054 (a)	22,984	23,769
Freddie Mac Pool #SD8439 6.00% 6/1/2054 (a)	103	106
Freddie Mac Pool #SD5701 6.50% 6/1/2054 (a)	5,550	5,829
Freddie Mac Pool #RJ1963 5.50% 7/1/2054 (a)	1,766	1,801
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (a)	19,112	19,635
Freddie Mac Pool #RJ1964 6.00% 7/1/2054 (a)	12,328	12,863
Freddie Mac Pool #SD5949 6.00% 7/1/2054 (a)	2,726	2,810
Freddie Mac Pool #RJ1975 6.00% 7/1/2054 (a)	2,538	2,625
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (a)	207	213
Freddie Mac Pool #SD8448 6.50% 7/1/2054 (a)	6,231	6,477
Freddie Mac Pool #QI9151 6.50% 7/1/2054 (a)	2,247	2,358
Freddie Mac Pool #RJ2193 5.00% 8/1/2054 (a)	2,034	2,044
Freddie Mac Pool #RJ2241 5.00% 8/1/2054 (a)	1,389	1,392
Freddie Mac Pool #RJ2195 5.00% 8/1/2054 (a)	1,302	1,302
Freddie Mac Pool #SD8453 5.50% 8/1/2054 (a)	3	3
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (a)	7,892	8,108
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (a)	4,491	4,623
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (a)	2,184	2,252
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (a)	523	539
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (a)	128	133
Freddie Mac Pool #QJ1440 6.00% 8/1/2054 (a)	62	64
Freddie Mac Pool #RJ2222 6.50% 8/1/2054 (a)	11,370	11,901
Freddie Mac Pool #SD6034 6.50% 8/1/2054 (a)	10,081	10,552
Freddie Mac Pool #SD8455 6.50% 8/1/2054 (a)	6,028	6,266
Freddie Mac Pool #SD6047 6.50% 8/1/2054 (a)	4,125	4,326
Freddie Mac Pool #SD6035 6.50% 8/1/2054 (a)	2,688	2,815

169	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RJ2247 6.50% 8/1/2054 (a)	USD1,700	$1,776
Freddie Mac Pool #RJ2228 6.50% 8/1/2054 (a)	887	925
Freddie Mac Pool #SD8462 5.50% 9/1/2054 (a)	7	7
Freddie Mac Pool #SD6578 6.00% 9/1/2054 (a)	4,124	4,292
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (a)	453	467
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (a)	237	245
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (a)	224	233
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (a)	216	225
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (a)	138	142
Freddie Mac Pool #QJ3982 6.00% 9/1/2054 (a)	42	43
Freddie Mac Pool #QJ3945 6.00% 9/1/2054 (a)	22	23
Freddie Mac Pool #RJ2320 6.50% 9/1/2054 (a)	4,015	4,192
Freddie Mac Pool #SD6271 6.50% 9/1/2054 (a)	2,325	2,430
Freddie Mac Pool #RJ2325 6.50% 9/1/2054 (a)	1,696	1,770
Freddie Mac Pool #SD8464 6.50% 9/1/2054 (a)	1,067	1,109
Freddie Mac Pool #QJ4693 6.50% 9/1/2054 (a)	922	967
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (a)	955	969
Freddie Mac Pool #QJ5971 6.00% 10/1/2054 (a)	144	149
Freddie Mac Pool #QJ5733 6.00% 10/1/2054 (a)	46	47
Freddie Mac Pool #SD8470 6.00% 10/1/2054 (a)	22	23
Freddie Mac Pool #SD6733 6.50% 10/1/2054 (a)	4,703	4,900
Freddie Mac Pool #QJ7714 6.50% 10/1/2054 (a)	123	128
Freddie Mac Pool #SD8484 4.00% 11/1/2054 (a)	4,196	3,984
Freddie Mac Pool #RJ2851 4.50% 11/1/2054 (a)	4,697	4,590
Freddie Mac Pool #RJ2860 5.00% 11/1/2054 (a)	2,596	2,593
Freddie Mac Pool #RJ2917 5.50% 11/1/2054 (a)	10,494	10,659
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (a)	10,239	10,390
Freddie Mac Pool #RJ2922 6.00% 11/1/2054 (a)	2,822	2,904
Freddie Mac Pool #RJ3017 5.00% 12/1/2054 (a)	3,344	3,338
Freddie Mac Pool #RJ3163 5.00% 12/1/2054 (a)	6	6
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (a)	253	256
Freddie Mac Pool #QX0376 5.50% 12/1/2054 (a)	13	13
Freddie Mac Pool #QX1881 6.00% 12/1/2054 (a)	260	268
Freddie Mac Pool #QX0548 6.50% 12/1/2054 (a)	673	700
Freddie Mac Pool #SD8494 5.50% 1/1/2055 (a)	1,300	1,319
Freddie Mac Pool #RJ3240 6.00% 1/1/2055 (a)	5,110	5,292
Freddie Mac Pool #RJ3301 6.00% 1/1/2055 (a)	2,130	2,217
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (a)	2,041	2,097
Freddie Mac Pool #RJ3305 6.00% 1/1/2055 (a)	1,547	1,603
Freddie Mac Pool #QX4065 6.00% 1/1/2055 (a)	517	531
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (a)	5,331	5,609
Freddie Mac Pool #RJ3264 4.50% 2/1/2055 (a)	4,537	4,432
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (a)	2,707	2,781
Freddie Mac Pool #SL0797 6.00% 2/1/2055 (a)	1,637	1,692
Freddie Mac Pool #SD8516 6.00% 3/1/2055 (a)	4,159	4,273
Freddie Mac Pool #SD8517 6.50% 3/1/2055 (a)	6,166	6,409
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (a)	6,852	7,040
Freddie Mac Pool #SL0796 6.00% 4/1/2055 (a)	749	770
Freddie Mac Pool #QY1898 7.00% 4/1/2055 (a)	1,000	1,061
Freddie Mac Pool #QY0611 7.00% 4/1/2055 (a)	1,000	1,056
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (a)	190	190
Freddie Mac Pool #SD8533 5.50% 5/1/2055 (a)	5,143	5,218
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (a)	3,005	3,088
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (a)	859	858
Freddie Mac Pool #RJ4979 5.50% 6/1/2055 (a)	222	225
Freddie Mac Pool #RQ0026 5.00% 7/1/2055 (a)	3,937	3,929
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (a)	11,844	12,016
Freddie Mac Pool #RQ0028 6.00% 7/1/2055 (a)	17,994	18,482
Freddie Mac Pool #QY7483 6.00% 7/1/2055 (a)	640	658
Freddie Mac Pool #SL2625 6.50% 7/1/2055 (a)	2,080	2,162

American Funds Insurance Series	170

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RQ0041 6.00% 8/1/2055 (a)	USD7,619	$7,826
Freddie Mac Pool #RQ0050 6.00% 9/1/2055 (a)	3,830	3,935
Freddie Mac Pool #RQ0056 5.50% 10/1/2055 (a)	1,894	1,921
Freddie Mac Pool #RQ0081 3.50% 1/1/2056 (a)	949	880
Freddie Mac Pool #RQ0082 4.00% 1/1/2056 (a)	4,000	3,796
Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035 (a)	33	34
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037 (a)	88	92
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033 (a)(b)	3,461	3,484
Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036 (a)	77	68
Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036 (a)	69	61
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057 (a)(b)	5,318	5,222
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/26/2058 (a)	1,306	1,273
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032 (a)	7,344	7,165
Government National Mortgage Assn. 2.00% 1/1/2056 (a)(d)	6,176	5,117
Government National Mortgage Assn. 2.50% 1/1/2056 (a)(d)	4,300	3,710
Government National Mortgage Assn. 5.00% 1/1/2056 (a)(d)	135	135
Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049 (a)	8,842	8,480
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049 (a)	24	24
Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049 (a)	3,633	3,619
Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050 (a)	8,144	7,513
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050 (a)	1,845	1,530
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050 (a)	3,200	2,653
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051 (a)	7,322	6,269
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051 (a)	2,712	2,317
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051 (a)	2,624	2,247
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052 (a)	3,845	3,320
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052 (a)	3,308	2,836
Government National Mortgage Assn. Pool #MA7937 3.00% 3/20/2052 (a)	214	193
Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052 (a)	165	149
Government National Mortgage Assn. Pool #MA8044 3.50% 5/20/2052 (a)	4,422	4,076
Government National Mortgage Assn. Pool #MA8148 3.00% 7/20/2052 (a)	4,579	4,123
Government National Mortgage Assn. Pool #MA8199 3.50% 8/20/2052 (a)	3,773	3,460
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052 (a)	20,329	18,786
Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052 (a)	7,218	6,880
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (a)	5,056	4,813
Government National Mortgage Assn. Pool #MA8799 4.50% 4/20/2053 (a)	3,238	3,176
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053 (a)	11,481	11,248
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053 (a)	2,951	2,958
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053 (a)	7,397	7,249
Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053 (a)	12,305	12,036
Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054 (a)	1,705	1,621
Government National Mortgage Assn. Pool #MB0024 4.50% 11/20/2054 (a)	20,281	19,787
Government National Mortgage Assn. Pool #MB0147 5.50% 1/20/2055 (a)	3,466	3,505
Government National Mortgage Assn. Pool #MB0205 5.50% 2/20/2055 (a)	2,039	2,062
Government National Mortgage Assn. Pool #MB0424 5.50% 6/20/2055 (a)	7,908	7,992
Government National Mortgage Assn. Pool #MB0485 5.50% 7/20/2055 (a)	12,832	12,970
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (a)	1,451	1,083
Uniform Mortgage-Backed Security 2.00% 1/1/2041 (a)(d)	5,845	5,413
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (a)(d)	53,078	42,918
Uniform Mortgage-Backed Security 3.00% 1/1/2056 (a)(d)	4,335	3,835
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (a)(d)	154	142
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (a)(d)	20,135	19,659
Uniform Mortgage-Backed Security 5.00% 1/1/2056 (a)(d)	23,668	23,607
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (a)(d)	1,089	1,132
Uniform Mortgage-Backed Security 7.00% 1/1/2056 (a)(d)	12,098	12,733
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (a)(d)	27,516	25,355
Uniform Mortgage-Backed Security 4.00% 2/1/2056 (a)(d)	17,770	16,847

		2,904,435

171	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Commercial mortgage-backed securities 3.57%
ALA Trust, Series 2025-OANA, Class A, (1-month USD CME Term SOFR + 1.743%) 5.494% 6/15/2040 (a)(b)(e)	USD11,443	$11,504
AMSR Trust, Series 2025-SFR1, Class A, 3.655% 6/17/2042 (a)(e)	11,892	11,486
ARES Commercial Mortgage Trust, Series 24-IND, Class A, (1-month USD CME Term SOFR + 1.69%) 5.442% 7/15/2041 (a)(b)(e)	1,251	1,254
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052 (a)	770	764
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052 (a)	100	98
Bank Commercial Mortgage Trust, Series 2023-5YR3, Class AS, 7.315% 9/15/2056 (a)(b)	684	731
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056 (a)(b)	500	534
Bank Commercial Mortgage Trust, Series 2024-5YR11, Class AS, 6.139% 11/15/2057 (a)	3,537	3,702
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061 (a)	123	121
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061 (a)	1,018	965
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063 (a)	295	271
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052 (a)	2,541	2,522
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053 (a)(b)	781	785
Benchmark Mortgage Trust, Series 2024-V5, Class AM, 6.417% 1/10/2057 (a)(b)	3,361	3,507
Benchmark Mortgage Trust, Series 2024-V11, Class AM, 6.201% 11/15/2057 (a)(b)	2,174	2,275
BMO Mortgage Trust, Series 2024-5C5, Class AS, 6.364% 2/15/2057 (a)(b)	2,774	2,910
BMO Mortgage Trust, Series 2025-5C9, Class A3, 5.779% 4/15/2058 (a)(b)	7,780	8,150
BX Commercial Mortgage Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 5.865% 6/15/2027 (a)(b)(e)	8,476	8,500
BX Trust, Series 2024-KING, Class A, (1-month USD CME Term SOFR + 1.541%) 5.291% 5/15/2034 (a)(b)(e)	2,183	2,186
BX Trust, Series 2021-RISE, Class A, (1-month USD CME Term SOFR + 0.862%) 4.612% 11/15/2036 (a)(b)(e)	10,670	10,664
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.241% 4/15/2037 (a)(b)(e)	2,778	2,783
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 4.715% 11/15/2038 (a)(b)(e)	7,785	7,782
BX Trust, Series 2021-ACNT, Class B, (1-month USD CME Term SOFR + 1.364%) 5.115% 11/15/2038 (a)(b)(e)	264	264
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 5.365% 11/15/2038 (a)(b)(e)	78	78
BX Trust, Series 2021-ACNT, Class D, (1-month USD CME Term SOFR + 1.964%) 5.715% 11/15/2038 (a)(b)(e)	118	118
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 4.74% 1/17/2039 (a)(b)(e)	8,600	8,597
BX Trust, Series 2024-BIO2, Class A, 5.413% 8/13/2041 (a)(b)(e)	26,909	27,302
BX Trust, Series 2024-AIRC, Class A, (1-month USD CME Term SOFR + 1.691%) 5.442% 8/15/2041 (a)(b)(e)	7,715	7,740
BX Trust, Series 2025-ARIA, Class A, 5.031% 12/13/2042 (a)(b)(e)	28,535	28,830
BX Trust, Series 2025-VOLT, Class A, (1-month USD CME Term SOFR + 1.70%) 5.70% 12/15/2044 (a)(b)(e)	25,957	26,020
CALI Mortgage Trust, Series 24-SUN, Class A, (1-month USD CME Term SOFR + 1.89%) 5.641% 7/15/2041 (a)(b)(e)	1,514	1,518
CART, Series 2024-DFW1, Class A, (1-month USD CME Term SOFR + 1.642%) 5.392% 8/15/2041 (a)(b)(e)	5,461	5,460
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (a)(b)(e)	19,044	19,637
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049 (a)	244	243
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043 (a)(b)(e)	8,924	9,165
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/12/2040 (a)(e)	966	996
DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804% 9/12/2040 (a)(e)	1,121	1,157
DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.14% 9/12/2040 (a)(b)(e)	862	893
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049 (a)	200	198
Durst Commercial Mortgage Trust, Series 2025-151, Class A, 5.317% 8/10/2042 (a)(b)(e)	7,301	7,455
Extended Stay America Trust, Series 2025-ESH, Class A, (1-month USD CME Term SOFR + 1.30%) 5.05% 10/15/2042 (a)(b)(e)	9,486	9,514
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056 (a)(b)	2,432	2,494
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.20% 12/15/2039 (a)(b)(e)	1,508	1,513
GS Mortgage Securities Trust, Series 2024-70P, Class A, 5.487% 3/10/2041 (a)(b)(e)	10,443	10,568
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050 (a)	400	395
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052 (a)	100	98
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053 (a)	1,536	1,414
Hawaii Hotel Trust, Series 2025-MAUI, Class A, (1-month USD CME Term SOFR + 1.393%) 5.143% 3/15/2042 (a)(b)(e)	8,260	8,278
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.462% 2/5/2045 (a)(b)(e)	15,120	15,694
HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039 (a)(b)(e)	1,478	1,497
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.467% 1/13/2040 (a)(b)(e)	24,720	25,650
INTOWN Mortgage Trust, Series 2025-STAY, Class A, (1-month USD CME Term SOFR + 1.35%) 5.10% 3/15/2042 (a)(b)(e)	28,416	28,487
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050 (a)	640	633

American Funds Insurance Series	172

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Commercial mortgage-backed securities (continued)
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050 (a)	USD240	$236
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039 (a)(e)	6,854	6,204
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049 (a)(b)	2,040	2,024
KSL Commercial Mortgage Trust, Series 2024-HT2, Class A, (1-month USD CME Term SOFR + 1.542%) 5.293% 12/15/2039 (a)(b)(e)	13,015	13,029
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048 (a)	59	58
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049 (a)	245	243
NYC Commercial Mortgage Trust, Series 2025-28L, Class A, 4.668% 11/5/2038 (a)(b)(e)	4,409	4,422
SDR Commercial Mortgage Trust, Series 2024-DSNY, Class A, (1-month USD CME Term SOFR + 1.392%) 5.142% 5/15/2039 (a)(b)(e)	3,848	3,847
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041 (a)(e)	4,065	3,639
SREIT Trust, Series 2021-MFP, Class B, (1-month USD CME Term SOFR + 1.194%) 4.944% 11/15/2038 (a)(b)(e)	221	221
SREIT Trust, Series 2021-MFP, Class C, (1-month USD CME Term SOFR + 1.443%) 5.194% 11/15/2038 (a)(b)(e)	118	118
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1-month USD CME Term SOFR + 1.443%) 5.193% 2/15/2042 (a)(b)(e)	26,882	26,674
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049 (a)	2,550	2,540
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052 (a)	1,019	975
Wells Fargo Commercial Mortgage Trust, Series 2024-5C2, Class A3, 5.92% 11/15/2057 (a)(b)	5,667	5,970
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060 (a)	205	204
		405,804
Collateralized mortgage-backed obligations (privately originated) 2.87%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048 (a)(b)(e)	1,464	1,328
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055 (a)(e)	49	47
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026) (a)(e)(f)	3,728	3,648
Atlas SP, Series 2024-RPL1, Class A1, 3.85% 4/25/2064 (4.85% on 8/1/2028) (a)(e)(f)	11,242	11,004
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059 (a)(b)(e)	532	504
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059 (a)(b)(e)	159	157
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061 (a)(e)	631	582
Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034 (a)(b)(e)	1,869	1,865
Cascade Funding Mortgage Trust, Series 2024-RM5, Class A, 4.00% 10/25/2054 (a)(b)(e)	12,435	12,207
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061 (a)(b)(e)	4,882	4,673
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060 (a)(b)(e)	107	101
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066 (a)(b)(e)	969	884
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 6.274% 12/25/2042 (a)(b)(e)	411	420
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 6.174% 5/25/2043 (a)(b)(e)	2,028	2,067
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 5.774% 6/25/2043 (a)(b)(e)	1,083	1,091
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 5.574% 7/25/2043 (a)(b)(e)	517	519
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M1, (30-day Average USD-SOFR + 1.05%) 4.924% 1/25/2044 (a)(b)(e)	2,503	2,501
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M2, (30-day Average USD-SOFR + 1.80%) 5.674% 1/25/2044 (a)(b)(e)	507	511
Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M1, (30-day Average USD-SOFR + 1.10%) 4.974% 2/25/2044 (a)(b)(e)	242	242
Connecticut Avenue Securities Trust, Series 2024-R02, Class 1M2, (30-day Average USD-SOFR + 1.80%) 5.674% 2/25/2044 (a)(b)(e)	1,053	1,060
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M1, (30-day Average USD-SOFR + 1.10%) 4.974% 5/25/2044 (a)(b)(e)	1,578	1,577
Connecticut Avenue Securities Trust, Series 2024-R06, Class 1M1, (30-day Average USD-SOFR + 1.05%) 4.924% 9/25/2044 (a)(b)(e)	167	167
Connecticut Avenue Securities Trust, Series 2024-R06, Class 1M2, (30-day Average USD-SOFR + 1.60%) 5.474% 9/25/2044 (a)(b)(e)	1,584	1,586

173	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Collateralized mortgage-backed obligations (privately originated) (continued)
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1A1, (30-day Average USD-SOFR + 1.00%) 4.874% 2/25/2045 (a)(b)(e)	USD1,955	$1,959
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1M1, (30-day Average USD-SOFR + 1.15%) 5.024% 2/25/2045 (a)(b)(e)	3,390	3,397
Connecticut Avenue Securities Trust, Series 2025-R04, Class 1M1, (30-day Average USD-SOFR + 1.20%) 5.074% 5/25/2045 (a)(b)(e)	5,187	5,202
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051 (a)(b)(e)	1,632	1,365
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051 (a)(b)(e)	1,791	1,498
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 6.824% 6/25/2042 (a)(b)(e)	101	103
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 6.024% 9/25/2042 (a)(b)(e)	123	124
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 7.574% 9/25/2042 (a)(b)(e)	1,519	1,585
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA1, Class M1, (30-day Average USD-SOFR + 1.35%) 5.224% 2/25/2044 (a)(b)(e)	2,438	2,440
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA2, Class M1, (30-day Average USD-SOFR + 1.20%) 5.074% 5/25/2044 (a)(b)(e)	10,256	10,273
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class M1, (30-day Average USD-SOFR + 1.00%) 4.874% 10/25/2044 (a)(b)(e)	62	62
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2024-DNA3, Class M2, (30-day Average USD-SOFR + 1.45%) 5.324% 10/25/2044 (a)(b)(e)	1,648	1,648
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2025-DNA2, Class A1, (30-day Average USD-SOFR + 1.10%) 4.974% 5/25/2045 (a)(b)(e)	2,282	2,288
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2025-DNA2, Class M1, (30-day Average USD-SOFR + 1.20%) 5.074% 5/25/2045 (a)(b)(e)	6,559	6,560
GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028) (a)(e)(f)	3,684	3,725
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066 (a)(b)(e)	1,568	1,444
GS Mortgage-Backed Securities Trust, Series 2024-RPL2, Class A1, 3.75% 7/25/2061 (4.75% on 2/1/2028) (a)(e)(f)	655	644
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026 (a)(e)	3,828	3,748
HOMES Trust, Series 2024-NQM1, Class A1, 5.915% 7/25/2069 (6.915% on 7/1/2028) (a)(e)(f)	13,470	13,613
JP Morgan Mortgage Trust, Series 2024-INV1, Class A2, 6.00% 4/25/2055 (a)(b)(e)	537	548
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 5.75% 4/25/2061 (a)(e)	591	592
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 6.25% 7/25/2067 (a)(e)	1,805	1,808
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060 (a)(b)(e)	1,819	1,679
MFRA Trust, Series 2024-NQM2, Class A1, 5.272% 8/25/2069 (6.272% on 8/1/2028) (a)(e)(f)	17,976	18,016
MFRA Trust, Series 2025-NQM3, Class A1, 5.261% 8/25/2070 (6.261% on 7/1/2029) (a)(e)(f)	3,098	3,108
Onslow Bay Financial Mortgage Loan Trust, Series 2024-HYB1, Class A1, 3.637% 3/25/2053 (a)(b)(e)	2,237	2,233
Onslow Bay Financial, LLC, Series 2024-HYB2, Class A1, 3.695% 4/25/2053 (a)(b)(e)	1,698	1,685
Onslow Bay Financial, LLC, Series 2024-NQM5, Class A1, 5.988% 1/25/2064 (6.988% on 3/1/2028) (a)(e)(f)	5,345	5,395
Onslow Bay Financial, LLC, Series 2024-NQM4, Class A1, 6.067% 1/25/2064 (7.067% on 2/1/2028) (a)(e)(f)	2,650	2,674
Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028) (a)(e)(f)	5,910	5,981
Onslow Bay Financial, LLC, Series 2024-NQM10, Class A1, 6.18% 5/25/2064 (7.18% on 6/1/2028) (a)(e)(f)	5,619	5,690
Onslow Bay Financial, LLC, Series 2024-NQM8, Class A1, 6.233% 5/25/2064 (7.233% on 5/1/2028) (a)(e)(f)	14,545	14,727
Onslow Bay Financial, LLC, Series 2024-NQM13, Class A1, 5.116% 6/25/2064 (6.116% on 8/1/2028) (a)(e)(f)	4,358	4,369
Onslow Bay Financial, LLC, Series 2024-NQM11, Class A1, 5.875% 6/25/2064 (6.825% on 7/1/2028) (a)(e)(f)	16,390	16,559
Onslow Bay Financial, LLC, Series 2025-NQM19, Class A1, 4.869% 10/25/2065 (a)(b)(e)	7,668	7,687
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056 (a)(b)(e)	1,245	1,117
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039 (a)(e)	1,077	1,063
Progress Residential Trust, Series 2024-SFR2, Class B, 3.40% 4/17/2041 (a)(b)(e)	1,044	1,005
Progress Residential Trust, Series 2025-SFR2, Class A, 3.305% 4/17/2042 (a)(e)	14,298	13,641
Progress Residential Trust, Series 2025-SFR3, Class A, 3.39% 7/17/2042 (a)(e)	4,038	3,852
PRP Advisors, LLC, Series 2025-RPL3, Class A1, 3.25% 4/25/2055 (4.25% on 4/1/2028) (a)(e)(f)	2,983	2,892
Starwood Mortgage Residential Trust, Series 2024-SFR4, Class A, (1-month USD CME Term SOFR + 1.75%) 5.50% 10/17/2041 (a)(b)(e)	6,364	6,389
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060 (a)(e)	6,910	6,344
Towd Point Mortgage Trust, Series 2024-3, Class A1A, 5.03% 7/25/2065 (a)(b)(e)	3,039	3,071
Treehouse Park Improvement Association No.1 9.75% 12/1/2033 (e)(g)	1,368	1,368
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038 (a)(e)	5,017	4,955

American Funds Insurance Series	174

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Collateralized mortgage-backed obligations (privately originated) (continued)
Tricon Residential Trust, Series 2024-SFR2, Class A, 4.75% 6/17/2040 (a)(e)	USD8,559	$8,592
Tricon Residential Trust, Series 2024-SFR3, Class A, 4.50% 8/17/2041 (a)(e)	7,453	7,456
Tricon Residential Trust, Series 2024-SFR4, Class A, 4.30% 11/17/2041 (a)(e)	3,343	3,324
Verus Securitization Trust, Series 2024-3, Class A1, 6.338% 4/25/2069 (7.338% on 4/1/2028) (a)(e)(f)	12,295	12,443
Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028) (a)(e)(f)	5,466	5,541
Verus Securitization Trust, Series 2024-6, Class A1, 5.799% 7/25/2069 (6.799% on 7/1/2028) (a)(e)(f)	11,832	11,940
Verus Securitization Trust, Series 2024-8, Class A1, 5.364% 10/25/2069 (a)(b)(e)	3,935	3,959
Verus Securitization Trust, Series 2025-5, Class A1, 5.427% 6/25/2070 (6.427% on 6/1/2029) (a)(e)(f)	19,755	19,928
Verus Securitization Trust, Series 2025-7, Class A1, 5.129% 8/25/2070 (6.129% on 8/1/2029) (a)(e)(f)	4,404	4,425

		326,475

Total mortgage-backed obligations		3,636,714

Corporate bonds and notes 30.21%

Financials 9.16%
AerCap Ireland Capital DAC 1.75% 1/30/2026	2,841	2,836
AerCap Ireland Capital DAC 2.45% 10/29/2026	10,289	10,152
AerCap Ireland Capital DAC 6.45% 4/15/2027	3,994	4,104
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028) (e)(f)	1,597	1,696
AIB Group PLC 5.871% 3/28/2035 (USD-SOFR + 1.91% on 3/28/2034) (e)(f)	1,995	2,109
Alpha Bank SA 7.50% 6/16/2027 (1-year EUR Mid-Swap + 5.084% on 6/16/2026) (f)	EUR437	524
Alpha Bank SA 6.875% 6/27/2029 (1-year EUR-ICE Swap EURIBOR + 3.793% on 6/27/2028) (f)	2,840	3,647
Alpha Bank SA 5.00% 5/12/2030 (1-year EUR-ICE Swap EURIBOR + 2.432% on 5/12/2029) (f)	4,065	5,061
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030) (f)	USD359	392
American Express Co. 5.043% 5/1/2034 (USD-SOFR + 1.835% on 5/1/2033) (f)	1,618	1,661
American Express Co. 5.442% 1/30/2036 (USD-SOFR + 1.32% on 1/30/2035) (f)	4,927	5,120
American Express Co. 5.667% 4/25/2036 (USD-SOFR + 1.79% on 4/25/2035) (f)	2,464	2,603
American International Group, Inc. 4.85% 5/7/2030	24,445	25,070
American International Group, Inc. 5.125% 3/27/2033	2,749	2,831
Aon Corp. 5.35% 2/28/2033	1,083	1,128
Aon North America, Inc. 5.15% 3/1/2029	3,015	3,103
Aon North America, Inc. 5.30% 3/1/2031	1,005	1,048
Aon North America, Inc. 5.45% 3/1/2034	2,550	2,651
Aon North America, Inc. 5.75% 3/1/2054	1,163	1,158
Arthur J. Gallagher & Co. 4.85% 12/15/2029	3,140	3,215
Arthur J. Gallagher & Co. 5.15% 2/15/2035	1,845	1,866
Arthur J. Gallagher & Co. 5.55% 2/15/2055	1,845	1,772
Banco Santander SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026) (f)	1,400	1,377
Bank of America Corp. 2.551% 2/4/2028 (USD-SOFR + 1.05% on 2/4/2027) (f)	4,295	4,226
Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027) (f)	2,635	2,646
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028) (f)	3,202	3,055
Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028) (f)	339	354
Bank of America Corp. 3.974% 2/7/2030 (3-month USD CME Term SOFR + 1.472% on 2/7/2029) (f)	1,150	1,144
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030) (f)	24,072	21,536
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031) (f)	41,179	36,834
Bank of Nova Scotia (The) 5.25% 6/12/2028	1,370	1,411
Banque Federative du Credit Mutuel 0.82% 10/16/2026	JPY300,000	1,909
Barclays PLC 4.837% 9/10/2028 (USD-SOFR + 1.34% on 9/10/2027) (f)	USD2,585	2,617
Block, Inc. 2.75% 6/1/2026	1,975	1,964
Block, Inc. 5.625% 8/15/2030 (e)	1,735	1,771
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027) (e)(f)	13,134	12,934
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028) (e)(f)	3,594	3,403
BPCE SA 0.895% 12/14/2026	JPY100,000	636
BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026) (e)(f)	USD2,150	2,151
BPCE SA 6.714% 10/19/2029 (USD-SOFR + 2.27% on 10/19/2028) (e)(f)	5,000	5,307
BPCE SA 5.716% 1/18/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.959% on 1/18/2029) (e)(f)	1,285	1,331
BPCE SA 5.876% 1/14/2031 (USD-SOFR + 1.68% on 1/14/2030) (e)(f)	1,845	1,929

175	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Financials (continued)
BPCE SA 5.389% 5/28/2031 (USD-SOFR + 1.581% on 5/28/2030) (e)(f)	USD3,814	$3,917
BPCE SA 5.936% 5/30/2035 (USD-SOFR + 1.85% on 5/30/2034) (e)(f)	4,503	4,698
CaixaBank SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029) (e)(f)	10,948	11,375
CaixaBank SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033) (e)(f)	1,900	2,121
Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028) (f)	515	529
Capital One Financial Corp. 6.377% 6/8/2034 (USD-SOFR + 2.86% on 6/8/2033) (f)	1,204	1,302
Capital One Financial Corp. 6.051% 2/1/2035 (USD-SOFR + 2.26% on 2/1/2034) (f)	2,920	3,110
Charles Schwab Corp. (The) 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028) (f)	2,445	2,539
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031	526	483
Chubb INA Holdings, LLC 3.35% 5/3/2026	2,020	2,017
Chubb INA Holdings, LLC 5.00% 3/15/2034	4,400	4,503
Chubb INA Holdings, LLC 4.35% 11/3/2045	2,015	1,761
Citibank, NA 5.803% 9/29/2028	4,100	4,300
Citigroup, Inc. 4.60% 3/9/2026	1,800	1,801
Citigroup, Inc. 5.174% 2/13/2030 (USD-SOFR + 1.364% on 2/13/2029) (f)	7,800	8,006
Citigroup, Inc. 4.412% 3/31/2031 (USD-SOFR + 3.914% on 3/31/2030) (f)	933	933
Citigroup, Inc. 4.952% 5/7/2031 (USD-SOFR + 1.463% on 5/7/2030) (f)	20,610	21,059
Citigroup, Inc. 2.561% 5/1/2032 (USD-SOFR + 1.167% on 5/1/2031) (f)	3,937	3,574
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032) (f)	990	907
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032) (f)	3,090	2,951
Citigroup, Inc. 6.02% 1/24/2036 (USD-SOFR + 1.83% on 1/24/2035) (f)	123	129
Citigroup, Inc. 5.333% 3/27/2036 (USD-SOFR + 1.465% on 3/27/2035) (f)	1,874	1,918
Corebridge Financial, Inc. 3.65% 4/5/2027	3,913	3,890
Corebridge Financial, Inc. 3.85% 4/5/2029	3,534	3,479
Corebridge Financial, Inc. 3.90% 4/5/2032	3,964	3,764
Corebridge Financial, Inc. 4.35% 4/5/2042	361	310
Credit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026) (e)(f)	2,450	2,445
Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026) (e)(f)	2,990	2,940
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027) (e)(f)	2,975	2,982
Deutsche Bank AG 4.10% 1/13/2026	7,305	7,305
Deutsche Bank AG 4.10% 1/13/2026	857	857
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027) (f)	17,595	17,308
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030) (f)	1,590	1,518
Deutsche Bank AG 5.403% 9/11/2035 (USD-SOFR + 2.05% on 9/11/2034) (f)	3,200	3,265
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026) (e)(f)	1,200	1,188
Eurobank SA 2.00% 5/5/2027 (1-year EUR Mid-Swap + 2.398% on 5/5/2026) (f)	EUR1,845	2,165
Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027) (f)	4,230	4,954
Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028) (f)	3,855	4,900
Eurobank SA 5.875% 11/28/2029 (1-year EUR Mid-Swap + 2.83% on 11/28/2028) (f)	12,035	15,267
Eurobank SA 4.875% 4/30/2031 (5-year EUR Mid-Swap + 2.165% on 4/30/2030) (f)	390	487
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028) (f)	USD205	216
Fifth Third Bancorp 4.895% 9/6/2030 (USD-SOFR + 1.486% on 9/6/2029) (f)	1,968	2,000
Fifth Third Bancorp 5.631% 1/29/2032 (USD-SOFR + 1.84% on 1/29/2031) (f)	11,396	11,964
Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026) (f)	3,030	3,015
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026) (f)	13,275	13,046
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026) (f)	12,997	12,780
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027) (f)	3,703	3,646
Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027) (f)	5,534	5,505
Goldman Sachs Group, Inc. 4.937% 4/23/2028 (USD-SOFR + 1.319% on 4/23/2027) (f)	4,895	4,952
Goldman Sachs Group, Inc. 5.727% 4/25/2030 (USD-SOFR + 1.265% on 4/25/2029) (f)	20,687	21,617
Goldman Sachs Group, Inc. 5.218% 4/23/2031 (USD-SOFR + 1.58% on 4/23/2030) (f)	14,659	15,144
Goldman Sachs Group, Inc. 4.369% 10/21/2031 (USD-SOFR + 1.06% on 10/21/2030) (f)	12,107	12,081
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041) (f)	3,160	2,319
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028) (f)	14,232	13,551
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031) (f)	9,437	8,581
HSBC Holdings PLC 5.45% 3/3/2036 (USD-SOFR + 1.56% on 3/3/2035) (f)	2,000	2,064
ING Groep NV 6.083% 9/11/2027 (USD-SOFR + 1.56% on 9/11/2026) (f)	1,680	1,703

American Funds Insurance Series	176

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Financials (continued)
Intesa Sanpaolo SpA 5.71% 1/15/2026 (e)	USD15,400	$15,408
Intesa Sanpaolo SpA 3.875% 7/14/2027 (e)	6,250	6,235
Intesa Sanpaolo SpA 3.875% 1/12/2028 (e)	1,986	1,973
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053) (e)(f)	5,100	6,064
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032 (e)	705	673
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026) (f)	323	322
JPMorgan Chase & Co. 6.07% 10/22/2027 (USD-SOFR + 1.33% on 10/22/2026) (f)	1,400	1,422
JPMorgan Chase & Co. 5.04% 1/23/2028 (USD-SOFR + 1.19% on 1/23/2027) (f)	20,000	20,213
JPMorgan Chase & Co. 5.571% 4/22/2028 (USD-SOFR + 0.93% on 4/22/2027) (f)	2,678	2,732
JPMorgan Chase & Co. 4.979% 7/22/2028 (USD-SOFR + 0.93% on 7/22/2027) (f)	8,670	8,805
JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD CME Term SOFR + 1.522% on 7/23/2028) (f)	11,980	12,022
JPMorgan Chase & Co. 5.581% 4/22/2030 (USD-SOFR + 1.16% on 4/22/2029) (f)	6,480	6,762
JPMorgan Chase & Co. 4.995% 7/22/2030 (USD-SOFR + 1.125% on 7/22/2029) (f)	10,724	11,012
JPMorgan Chase & Co. 4.603% 10/22/2030 (USD-SOFR + 1.04% on 10/22/2029) (f)	6,549	6,643
JPMorgan Chase & Co. 5.14% 1/24/2031 (USD-SOFR + 0.90% on 1/24/2030) (f)	3,870	4,001
JPMorgan Chase & Co. 4.255% 10/22/2031 (USD-SOFR + 0.93% on 10/22/2030) (f)	700	698
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031) (f)	791	706
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031) (f)	5,313	4,796
JPMorgan Chase & Co. 5.294% 7/22/2035 (USD-SOFR + 1.46% on 7/22/2034) (f)	19,889	20,526
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (f)	51,163	53,698
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026) (f)	2,415	2,386
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028) (e)(f)	1,375	1,420
Lloyds Banking Group PLC 5.985% 8/7/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.48% on 8/7/2026) (f)	1,625	1,643
Lloyds Banking Group PLC 5.462% 1/5/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.375% on 1/5/2027) (f)	200	203
Lloyds Banking Group PLC 5.679% 1/5/2035 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 1/5/2034) (f)	1,979	2,084
Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	2,285	2,316
Marsh & McLennan Cos., Inc. 5.35% 11/15/2044	250	245
Marsh & McLennan Cos., Inc. 5.40% 3/15/2055	2,060	1,985
MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD CME Term SOFR + 4.222% on 12/15/2037) (e)(f)	1,405	1,559
MetLife, Inc. 5.375% 7/15/2033	1,279	1,349
Metropolitan Life Global Funding I 5.40% 9/12/2028 (e)	840	870
Metropolitan Life Global Funding I 4.85% 1/8/2029 (e)	2,050	2,093
Metropolitan Life Global Funding I 5.15% 3/28/2033 (e)	619	637
Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026) (f)	6,200	6,114
Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026) (f)	2,225	2,185
Mitsubishi UFJ Financial Group, Inc. 5.422% 2/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.38% on 2/22/2028) (f)	1,430	1,472
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032) (f)	763	784
Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026) (f)	1,367	1,349
Mizuho Financial Group, Inc. 5.778% 7/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.65% on 7/6/2028) (f)	1,701	1,769
Mizuho Financial Group, Inc. 5.376% 5/26/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.12% on 5/26/2029) (f)	2,020	2,090
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026) (f)	13,336	13,148
Morgan Stanley 4.994% 4/12/2029 (USD-SOFR + 1.38% on 4/12/2028) (f)	350	357
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028) (f)	21,869	22,369
Morgan Stanley 5.656% 4/18/2030 (USD-SOFR + 1.26% on 4/18/2029) (f)	21,784	22,702
Morgan Stanley 4.654% 10/18/2030 (USD-SOFR + 1.10% on 10/18/2029) (f)	1,704	1,725
Morgan Stanley 5.192% 4/17/2031 (USD-SOFR + 1.51% on 4/17/2030) (f)	4,664	4,810

177	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Financials (continued)
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031) (f)	USD3,031	$2,665
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033) (f)	11,313	11,773
Morgan Stanley 5.32% 7/19/2035 (USD-SOFR + 1.555% on 7/19/2034) (f)	3,069	3,160
Morgan Stanley 4.892% 10/22/2036 (USD-SOFR + 1.314% on 10/22/2035) (f)	23,571	23,371
Morgan Stanley Bank, N.A. 5.882% 10/30/2026	2,775	2,817
MSCI, Inc. 3.25% 8/15/2033 (e)	695	624
NatWest Group PLC 5.847% 3/2/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 3/2/2026) (f)	3,555	3,565
NatWest Group PLC 5.583% 3/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 3/1/2027) (f)	2,170	2,209
Navient Corp. 5.625% 8/1/2033	2,470	2,260
Northwestern Mutual Life Insurance Co. (The) 4.90% 6/12/2028 (e)	2,090	2,139
OneMain Finance Corp. 7.125% 3/15/2026	87	88
Piraeus Bank SA 7.25% 7/13/2028 (1-year EUR Mid-Swap + 3.692% on 7/13/2027) (f)	EUR565	709
Piraeus Bank SA 4.625% 7/17/2029 (1-year EUR Mid-Swap + 1.723% on 7/17/2028) (f)	165	202
Piraeus Bank SA 6.75% 12/5/2029 (1-year EUR Mid-Swap + 3.837% on 12/5/2028) (f)	1,345	1,742
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028) (f)	USD4,594	4,766
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033) (f)	12,265	13,887
PNC Financial Services Group, Inc. 5.676% 1/22/2035 (USD-SOFR + 1.902% on 1/22/2034) (f)	635	670
Royal Bank of Canada 4.95% 2/1/2029	1,360	1,397
Santander Holdings USA, Inc. 6.499% 3/9/2029 (USD-SOFR + 2.356% on 3/9/2028) (f)	5,100	5,316
Santander Holdings USA, Inc. 5.353% 9/6/2030 (USD-SOFR + 1.94% on 9/6/2029) (f)	3,706	3,792
Standard Chartered PLC 5.905% 5/14/2035 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 5/14/2034) (e)(f)	546	577
Sumitomo Mitsui Financial Group, Inc. 5.88% 7/13/2026	1,429	1,443
Sumitomo Mitsui Financial Group, Inc. 2.174% 1/14/2027	1,100	1,080
Sumitomo Mitsui Financial Group, Inc. 5.80% 7/13/2028	1,045	1,089
Sumitomo Mitsui Financial Group, Inc. 5.766% 1/13/2033	373	398
Sumitomo Mitsui Trust Bank, Ltd. 5.55% 9/14/2028 (e)	1,400	1,459
Swedbank AB 6.136% 9/12/2026 (e)	2,100	2,131
Truist Financial Corp. 6.047% 6/8/2027 (USD-SOFR + 2.05% on 6/8/2026) (f)	1,370	1,381
Truist Financial Corp. 4.873% 1/26/2029 (USD-SOFR + 1.435% on 1/26/2028) (f)	2,605	2,647
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028) (f)	2,396	2,585
Truist Financial Corp. 5.435% 1/24/2030 (USD-SOFR + 1.62% on 1/24/2029) (f)	1,741	1,803
Truist Financial Corp. 5.153% 8/5/2032 (USD-SOFR + 1.571% on 8/5/2031) (f)	4,707	4,866
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033) (f)	1,586	1,688
Truist Financial Corp. 5.711% 1/24/2035 (USD-SOFR + 1.922% on 1/24/2034) (f)	2,440	2,568
U.S. Bancorp 4.653% 2/1/2029 (USD-SOFR + 1.23% on 2/1/2028) (f)	2,115	2,142
U.S. Bancorp 5.384% 1/23/2030 (USD-SOFR + 1.56% on 1/23/2029) (f)	7,300	7,562
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033) (f)	2,839	2,861
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033) (f)	1,712	1,827
UBS Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026) (e)(f)	11,200	11,169
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026) (e)(f)	6,623	6,519
UBS Group AG 5.428% 2/8/2030 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.52% on 2/8/2029) (e)(f)	17,490	18,094
UBS Group AG 5.617% 9/13/2030 (1-year USD-ICE SOFR Swap + 1.34% on 9/13/2029) (e)(f)	14,459	15,109
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030) (e)(f)	9,636	9,548
UBS Group AG 2.095% 2/11/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/11/2031) (e)(f)	1,392	1,235
UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031) (e)(f)	20,425	18,972
UBS Group AG 2.746% 2/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 2/11/2032) (e)(f)	4,038	3,623
UniCredit SpA 4.625% 4/12/2027 (e)	1,395	1,404
Vigorous Champion International, Ltd. 4.25% 5/28/2029	462	462
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027) (f)	6,615	6,573
Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027) (f)	11,151	11,384
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027) (f)	1,003	980
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027) (f)	8,357	8,452
Wells Fargo & Co. 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028) (f)	2,545	2,638

American Funds Insurance Series	178

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Financials (continued)
Wells Fargo & Co. 5.15% 4/23/2031 (USD-SOFR + 1.50% on 4/23/2030) (f)	USD7,187	$7,420
Wells Fargo & Co. 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033) (f)	6,025	6,271
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033) (f)	4,062	4,499
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052) (f)	5,719	4,925

		1,040,334

Health care 4.08%
AbbVie, Inc. 5.05% 3/15/2034	18,501	19,019
AbbVie, Inc. 5.35% 3/15/2044	800	791
AbbVie, Inc. 5.40% 3/15/2054	15,770	15,345
AbbVie, Inc. 5.50% 3/15/2064	550	535
Amgen, Inc. 5.15% 3/2/2028	5,326	5,452
Amgen, Inc. 4.05% 8/18/2029	7,429	7,425
Amgen, Inc. 2.45% 2/21/2030	5,131	4,787
Amgen, Inc. 5.25% 3/2/2030	2,854	2,964
Amgen, Inc. 4.20% 3/1/2033	8,502	8,314
Amgen, Inc. 5.25% 3/2/2033	20,793	21,530
Amgen, Inc. 4.875% 3/1/2053	3,360	2,960
Amgen, Inc. 4.40% 2/22/2062	196	153
AstraZeneca Finance, LLC 5.00% 2/26/2034	6,925	7,170
Baxter International, Inc. 4.45% 2/15/2029	9,503	9,539
Baxter International, Inc. 2.539% 2/1/2032	3,906	3,405
Bristol-Myers Squibb Co. 5.10% 2/22/2031	3,990	4,156
Bristol-Myers Squibb Co. 5.20% 2/22/2034	22,685	23,590
Bristol-Myers Squibb Co. 5.50% 2/22/2044	425	426
Bristol-Myers Squibb Co. 2.55% 11/13/2050	2,113	1,252
Bristol-Myers Squibb Co. 3.70% 3/15/2052	2,197	1,616
Bristol-Myers Squibb Co. 5.55% 2/22/2054	12,840	12,619
Centene Corp. 4.25% 12/15/2027	14,860	14,782
Centene Corp. 2.45% 7/15/2028	12,410	11,630
Centene Corp. 4.625% 12/15/2029	14,945	14,506
Centene Corp. 3.375% 2/15/2030	15,718	14,489
Cigna Group (The) 5.125% 5/15/2031	2,095	2,166
Cigna Group (The) 5.25% 2/15/2034	3,745	3,858
Cigna Group (The) 6.00% 1/15/2056	1,600	1,646
CVS Health Corp. 5.125% 2/21/2030	1,720	1,768
CVS Health Corp. 5.25% 1/30/2031	960	992
CVS Health Corp. 5.55% 6/1/2031	3,707	3,881
CVS Health Corp. 5.00% 9/15/2032	5,853	5,976
CVS Health Corp. 5.25% 2/21/2033	2,122	2,185
CVS Health Corp. 5.70% 6/1/2034	7,706	8,078
CVS Health Corp. 5.45% 9/15/2035	4,471	4,578
CVS Health Corp. 6.05% 6/1/2054	1,995	1,985
CVS Health Corp. 6.20% 9/15/2055	6,535	6,640
CVS Health Corp. 6.00% 6/1/2063	1,076	1,044
Elevance Health, Inc. 4.95% 11/1/2031	2,322	2,377
Elevance Health, Inc. 5.20% 2/15/2035	7,577	7,746
Elevance Health, Inc. 4.55% 5/15/2052	271	226
Elevance Health, Inc. 5.125% 2/15/2053	784	710
Elevance Health, Inc. 5.70% 2/15/2055	995	973
Eli Lilly and Co. 5.10% 2/12/2035	23,057	23,845
Eli Lilly and Co. 5.50% 2/12/2055	7,907	7,923
Gilead Sciences, Inc. 5.25% 10/15/2033	3,340	3,511
HCA, Inc. 5.20% 6/1/2028	4,165	4,268
HCA, Inc. 2.375% 7/15/2031	2,233	2,005
HCA, Inc. 3.625% 3/15/2032	2,400	2,270
HCA, Inc. 4.625% 3/15/2052	226	185
Humana, Inc. 5.375% 4/15/2031	5,530	5,719

179	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Health care (continued)
Humana, Inc. 5.55% 5/1/2035	USD1,735	$1,772
Humana, Inc. 5.75% 4/15/2054	954	902
Johnson & Johnson 4.80% 6/1/2029	3,970	4,101
Johnson & Johnson 4.90% 6/1/2031	4,175	4,361
Merck & Co., Inc. 1.70% 6/10/2027	3,093	3,014
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028	1,375	1,393
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	7,942	8,029
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	5,622	5,327
Roche Holdings, Inc. 1.93% 12/13/2028 (e)	7,545	7,164
Roche Holdings, Inc. 4.592% 9/9/2034 (e)	765	763
Roche Holdings, Inc. 2.607% 12/13/2051 (e)	645	395
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026	306	304
Stryker Corp. 4.85% 2/10/2030	1,235	1,269
Stryker Corp. 5.20% 2/10/2035	1,110	1,140
Takeda U.S. Financing, Inc. 5.20% 7/7/2035	12,074	12,303
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	28,059	29,142
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	4,431	4,485
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	3,720	4,097
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031	2,935	3,383
Teva Pharmaceutical Finance Netherlands III BV 6.00% 12/1/2032	725	761
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	26,266	19,898
UnitedHealth Group, Inc. 4.80% 1/15/2030	395	405
UnitedHealth Group, Inc. 2.00% 5/15/2030	466	425
UnitedHealth Group, Inc. 4.95% 1/15/2032	1,910	1,958
UnitedHealth Group, Inc. 4.20% 5/15/2032	1,654	1,633
UnitedHealth Group, Inc. 5.15% 7/15/2034	15,956	16,348
UnitedHealth Group, Inc. 3.05% 5/15/2041	1,300	986
UnitedHealth Group, Inc. 4.25% 6/15/2048	960	786
UnitedHealth Group, Inc. 3.25% 5/15/2051	572	388
UnitedHealth Group, Inc. 5.625% 7/15/2054	10,472	10,283
UnitedHealth Group, Inc. 4.95% 5/15/2062	69	60
Viatris, Inc. 4.00% 6/22/2050	1,761	1,173

		463,458

Consumer discretionary 3.73%
Advance Auto Parts, Inc. 7.375% 8/1/2033 (e)	3,110	3,124
Allied Universal Holdco, LLC 4.625% 6/1/2028 (e)	335	331
Amazon.com, Inc. 1.65% 5/12/2028	3,860	3,685
Amazon.com, Inc. 3.45% 4/13/2029	600	593
Amazon.com, Inc. 4.65% 11/20/2035	4,048	4,033
Amazon.com, Inc. 5.45% 11/20/2055	10,475	10,231
Amazon.com, Inc. 3.25% 5/12/2061	4,100	2,625
Amazon.com, Inc. 4.10% 4/13/2062	470	363
Amazon.com, Inc. 5.55% 11/20/2065	4,765	4,626
BMW US Capital, LLC 3.45% 4/1/2027 (e)	1,075	1,069
BMW US Capital, LLC 3.70% 4/1/2032 (e)	1,350	1,286
Carnival Corp. 5.125% 5/1/2029 (e)	3,500	3,541
Carnival Corp. 5.75% 8/1/2032 (e)	5,880	6,042
Carnival Corp. 6.125% 2/15/2033 (e)	4,115	4,251
Ford Motor Co. 3.25% 2/12/2032	620	547
Ford Motor Credit Co., LLC 6.95% 3/6/2026	855	857
Ford Motor Credit Co., LLC 6.95% 6/10/2026	755	762
Ford Motor Credit Co., LLC 5.125% 11/5/2026	4,795	4,822
Ford Motor Credit Co., LLC 4.271% 1/9/2027	13,882	13,815
Ford Motor Credit Co., LLC 5.80% 3/5/2027	3,145	3,185
Ford Motor Credit Co., LLC 5.85% 5/17/2027	1,940	1,971
Ford Motor Credit Co., LLC 4.125% 8/17/2027	37,170	36,884
Ford Motor Credit Co., LLC 3.815% 11/2/2027	3,990	3,931

American Funds Insurance Series	180

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Consumer discretionary (continued)
Ford Motor Credit Co., LLC 7.35% 11/4/2027	USD1,674	$1,748
Ford Motor Credit Co., LLC 5.918% 3/20/2028	24,035	24,608
Ford Motor Credit Co., LLC 6.80% 5/12/2028	2,030	2,119
Ford Motor Credit Co., LLC 6.798% 11/7/2028	762	800
Ford Motor Credit Co., LLC 2.90% 2/10/2029	1,065	1,001
Ford Motor Credit Co., LLC 5.80% 3/8/2029	6,740	6,889
Ford Motor Credit Co., LLC 5.113% 5/3/2029	9,854	9,872
Ford Motor Credit Co., LLC 5.303% 9/6/2029	5,407	5,452
Ford Motor Credit Co., LLC 7.35% 3/6/2030	10,668	11,454
Ford Motor Credit Co., LLC 7.20% 6/10/2030	1,015	1,089
Ford Motor Credit Co., LLC 4.00% 11/13/2030	18,420	17,402
Ford Motor Credit Co., LLC 6.05% 3/5/2031	12,074	12,420
Ford Motor Credit Co., LLC 3.625% 6/17/2031	3,037	2,784
Ford Motor Credit Co., LLC 6.054% 11/5/2031	19,460	19,961
Ford Motor Credit Co., LLC 7.122% 11/7/2033	3,167	3,403
Ford Motor Credit Co., LLC 6.125% 3/8/2034	12,096	12,297
General Motors Financial Co., Inc. 1.50% 6/10/2026	6,712	6,637
General Motors Financial Co., Inc. 2.35% 2/26/2027	9,771	9,579
General Motors Financial Co., Inc. 5.45% 7/15/2030	8,013	8,324
General Motors Financial Co., Inc. 5.625% 4/4/2032	1,201	1,251
General Motors Financial Co., Inc. 5.90% 1/7/2035	2,888	3,013
Home Depot, Inc. 2.95% 6/15/2029	1,966	1,903
Home Depot, Inc. 4.85% 6/25/2031	2,559	2,647
Home Depot, Inc. 4.95% 6/25/2034	4,749	4,859
Home Depot, Inc. 4.50% 12/6/2048	1,915	1,655
Home Depot, Inc. 5.30% 6/25/2054	2,234	2,138
Hyatt Hotels Corp. 5.05% 3/30/2028	8,567	8,728
Hyundai Capital America 1.30% 1/8/2026 (e)	6,000	5,997
Hyundai Capital America 5.50% 3/30/2026 (e)	705	707
Hyundai Capital America 1.50% 6/15/2026 (e)	7,475	7,390
Hyundai Capital America 1.65% 9/17/2026 (e)	7,275	7,158
Hyundai Capital America 3.00% 2/10/2027 (e)	9,000	8,903
Hyundai Capital America 5.275% 6/24/2027 (e)	1,650	1,678
Hyundai Capital America 2.375% 10/15/2027 (e)	7,543	7,325
Hyundai Capital America 5.60% 3/30/2028 (e)	1,385	1,426
Hyundai Capital America 5.30% 6/24/2029 (e)	1,523	1,568
Hyundai Capital America 5.15% 3/27/2030 (e)	25,720	26,370
Hyundai Capital America 5.40% 6/24/2031 (e)	3,365	3,484
Hyundai Capital Services, Inc. 1.25% 2/8/2026 (e)	3,695	3,684
Marriott International, Inc. 5.00% 10/15/2027	4,470	4,549
Marriott International, Inc. 4.90% 4/15/2029	653	668
Marriott International, Inc. 5.35% 3/15/2035	1,365	1,405
McDonald’s Corp. 5.00% 5/17/2029	1,305	1,344
McDonald’s Corp. 4.95% 3/3/2035	786	797
McDonald’s Corp. 4.45% 3/1/2047	3,535	3,027
McDonald’s Corp. 3.625% 9/1/2049	2,938	2,165
Nissan Motor Co., Ltd. 4.81% 9/17/2030 (e)	267	252
Nissan Motor Co., Ltd. 8.125% 7/17/2035 (e)	8,860	9,423
Royal Caribbean Cruises, Ltd. 5.375% 1/15/2036	10,252	10,299
Sands China, Ltd. 2.30% 3/8/2027	2,368	2,314
Toyota Motor Credit Corp. 3.375% 4/1/2030	4,954	4,824
Toyota Motor Credit Corp. 4.55% 5/17/2030	1,625	1,655
Toyota Motor Credit Corp. 5.55% 11/20/2030	690	732
Travel + Leisure Co. 6.625% 7/31/2026 (e)	675	682
Volkswagen Group of America Finance, LLC 4.95% 8/15/2029 (e)	1,635	1,657
Volkswagen Group of America Finance, LLC 6.45% 11/16/2030 (e)	5,190	5,577
Wynn Resorts Finance, LLC 5.125% 10/1/2029 (e)	410	413

		424,080

181	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Utilities 3.30%
AEP Texas, Inc. 3.45% 5/15/2051	USD1,380	$937
AEP Transmission Co., LLC 5.375% 6/15/2035	1,075	1,111
Alabama Power Co. 3.00% 3/15/2052	3,219	2,095
Alfa Transmisora De Energia SA 4.55% 9/27/2051 (e)	410	331
Baltimore Gas and Electric Co. 4.55% 6/1/2052	525	445
Berkshire Hathaway Energy Co. 4.50% 2/1/2045	5,895	5,127
Berkshire Hathaway Energy Co. 4.60% 5/1/2053	1,017	857
Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028 (e)	2,400	2,361
Comision Federal de Electricidad 4.688% 5/15/2029 (e)	3,655	3,623
Connecticut Light and Power Co. (The) 2.05% 7/1/2031	1,775	1,581
DTE Energy Co. 5.10% 3/1/2029	7,900	8,098
DTE Energy Co. 3.00% 3/1/2032	259	240
Duke Energy Carolinas, LLC 5.35% 1/15/2053	332	320
Duke Energy Florida, LLC 5.875% 11/15/2033	370	400
Duke Energy Florida, LLC 3.40% 10/1/2046	5,669	4,158
Duke Energy Florida, LLC 3.00% 12/15/2051	293	191
Duke Energy Florida, LLC 5.95% 11/15/2052	575	597
Duke Energy Progress, LLC 3.70% 9/1/2028	3,750	3,738
Duke Energy Progress, LLC 2.00% 8/15/2031	1,775	1,577
Duke Energy Progress, LLC 2.50% 8/15/2050	644	377
Edison International 4.125% 3/15/2028	6,768	6,696
Edison International 6.95% 11/15/2029	1,575	1,678
Electricite de France SA 5.65% 4/22/2029 (e)	1,420	1,479
Electricite de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028) (f)	EUR2,800	3,217
Electricite de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033) (e)(f)	USD1,575	1,838
Emera US Finance, LP 2.639% 6/15/2031	4,400	3,984
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026 (e)	1,310	1,302
Entergy Louisiana, LLC 4.20% 9/1/2048	5,637	4,561
Eversource Energy 5.00% 1/1/2027	3,415	3,446
FirstEnergy Corp. 2.25% 9/1/2030	12,602	11,418
Florida Power & Light Co. 4.40% 5/15/2028	1,655	1,677
Florida Power & Light Co. 5.10% 4/1/2033	7,431	7,711
Florida Power & Light Co. 4.80% 5/15/2033	2,929	2,987
Florida Power & Light Co. 5.30% 4/1/2053	1,255	1,203
Georgia Power Co. 4.95% 5/17/2033	1,845	1,882
Georgia Power Co. 5.25% 3/15/2034	3,200	3,305
Georgia Power Co. 3.70% 1/30/2050	190	143
Jersey Central Power & Light Co. 2.75% 3/1/2032 (e)	525	472
NiSource, Inc. 5.40% 6/30/2033	650	675
Pacific Gas and Electric Co. 3.15% 1/1/2026	27,543	27,543
Pacific Gas and Electric Co. 2.95% 3/1/2026	10,850	10,824
Pacific Gas and Electric Co. 2.10% 8/1/2027	2,026	1,965
Pacific Gas and Electric Co. 3.30% 12/1/2027	7,105	7,000
Pacific Gas and Electric Co. 3.00% 6/15/2028	2,542	2,466
Pacific Gas and Electric Co. 3.75% 7/1/2028	13,760	13,595
Pacific Gas and Electric Co. 4.65% 8/1/2028	7,900	7,960
Pacific Gas and Electric Co. 4.55% 7/1/2030	35,449	35,312
Pacific Gas and Electric Co. 2.50% 2/1/2031	21,597	19,464
Pacific Gas and Electric Co. 6.40% 6/15/2033	11,619	12,552
Pacific Gas and Electric Co. 6.95% 3/15/2034	1,294	1,440
Pacific Gas and Electric Co. 5.80% 5/15/2034	3,581	3,721
Pacific Gas and Electric Co. 3.30% 8/1/2040	10,340	7,854
Pacific Gas and Electric Co. 3.50% 8/1/2050	15,807	10,679
Pacific Gas and Electric Co. 5.90% 10/1/2054	2,410	2,321
PacifiCorp 3.30% 3/15/2051	325	209
PacifiCorp 2.90% 6/15/2052	586	344
PacifiCorp 5.80% 1/15/2055	7,735	7,224
PECO Energy Co. 5.25% 9/15/2054	1,775	1,680

American Funds Insurance Series	182

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Utilities (continued)
Public Service Electric and Gas Co. 3.20% 5/15/2029	USD6,000	$5,850
Public Service Electric and Gas Co. 5.20% 8/1/2033	1,200	1,246
Public Service Electric and Gas Co. 5.50% 3/1/2055	1,503	1,476
Southern California Edison Co. 4.90% 6/1/2026	1,177	1,179
Southern California Edison Co. 3.65% 3/1/2028	225	222
Southern California Edison Co. 5.30% 3/1/2028	3,601	3,679
Southern California Edison Co. 4.20% 3/1/2029	7,286	7,244
Southern California Edison Co. 2.85% 8/1/2029	7,498	7,112
Southern California Edison Co. 5.25% 3/15/2030	19,378	19,884
Southern California Edison Co. 2.50% 6/1/2031	5,044	4,527
Southern California Edison Co. 5.45% 6/1/2031	8,795	9,106
Southern California Edison Co. 5.20% 6/1/2034	5,196	5,226
Southern California Edison Co. 5.45% 3/1/2035	1,845	1,872
Southern California Edison Co. 5.75% 4/1/2035	4,549	4,702
Southern California Edison Co. 5.35% 7/15/2035	6,450	6,496
Southern California Edison Co. 5.625% 2/1/2036	7,051	7,138
Southern California Edison Co. 3.60% 2/1/2045	2,417	1,748
Southern California Edison Co. 2.95% 2/1/2051	738	451
Southwestern Electric Power Co. 1.65% 3/15/2026	3,550	3,531
Southwestern Electric Power Co. 3.25% 11/1/2051	2,075	1,372
Virginia Electric & Power 2.40% 3/30/2032	2,575	2,294
Wisconsin Power and Light Co. 1.95% 9/16/2031	525	461
Wisconsin Power and Light Co. 3.65% 4/1/2050	1,075	785
Wisconsin Public Service Corp. 2.85% 12/1/2051	375	238
Xcel Energy, Inc. 5.50% 3/15/2034	4,230	4,370

		374,200

Communication services 2.48%
Alphabet, Inc. 4.70% 11/15/2035	2,576	2,578
Alphabet, Inc. 5.35% 11/15/2045	2,455	2,441
Alphabet, Inc. 5.45% 11/15/2055	5,534	5,433
Alphabet, Inc. 5.70% 11/15/2075	6,080	5,989
AT&T, Inc. 1.70% 3/25/2026	17,807	17,718
AT&T, Inc. 1.65% 2/1/2028	4,700	4,481
AT&T, Inc. 4.30% 2/15/2030	15,940	15,966
AT&T, Inc. 2.55% 12/1/2033	12,748	10,884
AT&T, Inc. 5.40% 2/15/2034	442	458
AT&T, Inc. 4.50% 5/15/2035	174	167
CCO Holdings, LLC 5.125% 5/1/2027 (e)	9,505	9,497
CCO Holdings, LLC 4.75% 2/1/2032 (e)	1,265	1,157
CCO Holdings, LLC 4.25% 1/15/2034 (e)	3,875	3,299
Charter Communications Operating, LLC 6.10% 6/1/2029	1,360	1,420
Charter Communications Operating, LLC 2.80% 4/1/2031	6,057	5,453
Charter Communications Operating, LLC 4.40% 4/1/2033	1,092	1,029
Charter Communications Operating, LLC 5.85% 12/1/2035	1,302	1,299
Charter Communications Operating, LLC 5.75% 4/1/2048	5,000	4,270
Charter Communications Operating, LLC 4.80% 3/1/2050	5,134	3,860
Charter Communications Operating, LLC 3.70% 4/1/2051	2,519	1,592
Charter Communications Operating, LLC 3.90% 6/1/2052	6,148	3,974
Charter Communications Operating, LLC 5.25% 4/1/2053	1,065	844
Charter Communications Operating, LLC 6.70% 12/1/2055	1,058	1,015
Comcast Corp. 3.15% 2/15/2028	7,200	7,088
Comcast Corp. 4.55% 1/15/2029	1,610	1,636
Comcast Corp. 4.80% 5/15/2033	1,841	1,857
Comcast Corp. 2.887% 11/1/2051	18	11
Comcast Corp. 5.65% 6/1/2054	3,313	3,108
Comcast Corp. 5.50% 5/15/2064	250	224
Discovery Communications, LLC 3.625% 5/15/2030	1,125	979

183	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Communication services (continued)
Meta Platforms, Inc. 4.20% 11/15/2030	USD152	$152
Meta Platforms, Inc. 4.60% 11/15/2032	11,473	11,569
Meta Platforms, Inc. 4.875% 11/15/2035	13,299	13,286
Meta Platforms, Inc. 5.50% 11/15/2045	4,233	4,113
Meta Platforms, Inc. 5.625% 11/15/2055	9,090	8,731
Meta Platforms, Inc. 5.75% 11/15/2065	4,352	4,155
News Corp. 5.125% 2/15/2032 (e)	1,300	1,282
SBA Tower Trust 1.631% 11/15/2026 (e)	6,741	6,596
Sirius XM Radio, LLC 4.00% 7/15/2028 (e)	675	661
Sirius XM Radio, LLC 3.875% 9/1/2031 (e)	12,000	11,059
T-Mobile USA, Inc. 2.625% 4/15/2026	4,416	4,399
T-Mobile USA, Inc. 3.75% 4/15/2027	5,000	4,986
T-Mobile USA, Inc. 4.95% 3/15/2028	705	719
T-Mobile USA, Inc. 4.80% 7/15/2028	175	178
T-Mobile USA, Inc. 4.85% 1/15/2029	2,725	2,784
T-Mobile USA, Inc. 3.875% 4/15/2030	4,500	4,426
T-Mobile USA, Inc. 2.875% 2/15/2031	14,691	13,643
T-Mobile USA, Inc. 5.125% 5/15/2032	4,970	5,117
T-Mobile USA, Inc. 5.05% 7/15/2033	832	849
T-Mobile USA, Inc. 5.75% 1/15/2034	730	775
T-Mobile USA, Inc. 3.00% 2/15/2041	2,100	1,566
T-Mobile USA, Inc. 6.00% 6/15/2054	920	940
T-Mobile USA, Inc. 5.50% 1/15/2055	406	385
Verizon Communications, Inc. 1.75% 1/20/2031	9,144	8,053
Verizon Communications, Inc. 2.55% 3/21/2031	5,047	4,611
Verizon Communications, Inc. 2.355% 3/15/2032	4,786	4,219
Verizon Communications, Inc. 4.75% 1/15/2033	7,614	7,610
Verizon Communications, Inc. 4.78% 2/15/2035	1,552	1,529
Verizon Communications, Inc. 3.55% 3/22/2051	625	444
Verizon Communications, Inc. 3.875% 3/1/2052	4,006	2,970
WarnerMedia Holdings, Inc. 3.755% 3/15/2027	356	354
WarnerMedia Holdings, Inc. 4.279% 3/15/2032	22,605	19,871
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	12,281	8,674
WarnerMedia Holdings, Inc. 5.141% 3/15/2052	1,030	681
ZipRecruiter, Inc. 5.00% 1/15/2030 (e)	490	385

		281,499

Industrials 1.78%
ADT Security Corp. 4.125% 8/1/2029 (e)	510	499
Aeropuerto Internacional de Tocumen SA 4.00% 8/11/2041 (e)	730	613
Aeropuerto Internacional de Tocumen SA 5.125% 8/11/2061 (e)	565	460
Air Lease Corp. 2.875% 1/15/2026	10,172	10,167
Air Lease Corp. 2.20% 1/15/2027	4,341	4,254
Air Lease Corp. 5.20% 7/15/2031	3,650	3,711
BAE Systems PLC 5.00% 3/26/2027 (e)	1,200	1,215
BAE Systems PLC 5.125% 3/26/2029 (e)	3,482	3,584
BAE Systems PLC 5.25% 3/26/2031 (e)	2,156	2,242
BAE Systems PLC 5.30% 3/26/2034 (e)	570	590
Boeing Co. (The) 2.75% 2/1/2026	11,211	11,198
Boeing Co. (The) 2.196% 2/4/2026	9,781	9,763
Boeing Co. (The) 2.70% 2/1/2027	6,473	6,382
Boeing Co. (The) 5.04% 5/1/2027	13,539	13,683
Boeing Co. (The) 6.259% 5/1/2027	4,214	4,326
Boeing Co. (The) 3.25% 2/1/2028	11,810	11,618
Boeing Co. (The) 3.25% 3/1/2028	1,925	1,891
Boeing Co. (The) 6.298% 5/1/2029	1,507	1,600
Boeing Co. (The) 5.15% 5/1/2030	25,342	26,048
Boeing Co. (The) 3.625% 2/1/2031	751	722

American Funds Insurance Series	184

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Industrials (continued)
Boeing Co. (The) 6.388% 5/1/2031	USD5,632	$6,114
Boeing Co. (The) 6.528% 5/1/2034	1,381	1,528
Canadian Pacific Railway Co. 3.00% 12/2/2041	578	434
Canadian Pacific Railway Co. 3.10% 12/2/2051	1,801	1,196
CK Hutchison International (23), Ltd. 4.75% 4/21/2028 (e)	1,260	1,280
CSX Corp. 4.10% 11/15/2032	1,886	1,852
CSX Corp. 5.20% 11/15/2033	1,333	1,388
CSX Corp. 4.50% 11/15/2052	4,470	3,797
General Dynamics Corp. 3.75% 5/15/2028	479	480
General Dynamics Corp. 3.625% 4/1/2030	387	380
L3Harris Technologies, Inc. 5.40% 7/31/2033	1,126	1,173
LG Energy Solution, Ltd. 5.25% 4/2/2028 (e)	13,205	13,464
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027 (e)	2,690	2,674
Norfolk Southern Corp. 5.05% 8/1/2030	1,734	1,798
Norfolk Southern Corp. 5.35% 8/1/2054	1,458	1,394
Northrop Grumman Corp. 4.70% 3/15/2033	2,909	2,938
Northrop Grumman Corp. 4.95% 3/15/2053	1,124	1,014
Republic Services, Inc. 2.375% 3/15/2033	1,635	1,428
Republic Services, Inc. 5.00% 4/1/2034	15	15
RTX Corp. 5.75% 11/8/2026	550	558
RTX Corp. 3.125% 5/4/2027	4,551	4,505
RTX Corp. 4.125% 11/16/2028	4,974	4,995
RTX Corp. 5.75% 1/15/2029	410	429
RTX Corp. 6.00% 3/15/2031	550	593
RTX Corp. 2.375% 3/15/2032	451	403
RTX Corp. 6.10% 3/15/2034	401	439
RTX Corp. 2.82% 9/1/2051	665	415
RTX Corp. 3.03% 3/15/2052	1,190	777
RTX Corp. 6.40% 3/15/2054	1,006	1,108
Summit Digitel Infrastructure Pvt, Ltd. 2.875% 8/12/2031 (e)	2,550	2,319
TransDigm, Inc. 6.25% 1/31/2034 (e)	2,405	2,497
Triton Container International, Ltd. 3.15% 6/15/2031 (e)	2,482	2,240
Union Pacific Corp. 2.15% 2/5/2027	2,213	2,174
Union Pacific Corp. 2.40% 2/5/2030	4,454	4,173
Union Pacific Corp. 2.375% 5/20/2031	2,298	2,108
Union Pacific Corp. 2.80% 2/14/2032	5,244	4,824
Union Pacific Corp. 5.10% 2/20/2035	2,104	2,172
Union Pacific Corp. 2.95% 3/10/2052	1,405	898
Union Pacific Corp. 5.60% 12/1/2054	470	469
Waste Management, Inc. 1.50% 3/15/2031	419	366
Waste Management, Inc. 4.80% 3/15/2032	4,135	4,234

		201,609

Energy 1.64%
Antero Resources Corp. 5.375% 3/1/2030 (e)	280	284
APA Corp. 4.25% 1/15/2030	2,465	2,423
Ascent Resources Utica Holdings, LLC 6.625% 7/15/2033 (e)	395	409
Baker Hughes Holdings, LLC 2.061% 12/15/2026	1,136	1,117
Cenovus Energy, Inc. 2.65% 1/15/2032	2,969	2,640
Cenovus Energy, Inc. 5.25% 6/15/2037	289	281
Cenovus Energy, Inc. 3.75% 2/15/2052	19	13
Chevron Corp. 2.954% 5/16/2026	3,365	3,355
Civitas Resources, Inc. 8.75% 7/1/2031 (e)	22,400	23,266
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030 (e)	268	284
Devon Energy Corp. 5.75% 9/15/2054	2,068	1,902
Ecopetrol SA 8.875% 1/13/2033	15,325	16,377
Energy Transfer, LP 5.25% 7/1/2029	979	1,008
Energy Transfer, LP 6.40% 12/1/2030	479	518

185	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Energy (continued)
Enterprise Products Operating, LLC 4.60% 1/15/2031	USD5,332	$5,399
Enterprise Products Operating, LLC 4.95% 2/15/2035	1,465	1,483
EOG Resources, Inc. 5.95% 7/15/2055	5,080	5,177
Equinor ASA 3.625% 9/10/2028	4,928	4,916
Equinor ASA 3.125% 4/6/2030	20,000	19,285
Equinor ASA 3.25% 11/18/2049	5,687	3,970
Exxon Mobil Corp. 3.043% 3/1/2026	4,625	4,619
Exxon Mobil Corp. 3.452% 4/15/2051	6,510	4,676
GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036 (e)	7,490	7,844
Hess Midstream Operations, LP 5.875% 3/1/2028 (e)	1,470	1,503
Occidental Petroleum Corp. 6.625% 9/1/2030	5,120	5,516
Occidental Petroleum Corp. 5.55% 10/1/2034	5,200	5,307
Odebrecht Drilling Services, LLC 7.50% 6/15/2030 (e)	6	6
Oleoducto Central SA 4.00% 7/14/2027 (e)	1,715	1,693
Oleoducto Central SA 4.00% 7/14/2027	350	346
Petroleos Mexicanos 6.50% 1/23/2029	22,614	22,990
Petroleos Mexicanos 8.75% 6/2/2029	14,185	15,216
Petroleos Mexicanos 6.84% 1/23/2030	11,164	11,344
Shell Finance US, Inc. 2.75% 4/6/2030	377	358
South Bow USA Infrastructure Holdings, LLC 4.911% 9/1/2027	809	817
Sunoco, LP 5.625% 3/15/2031 (e)	595	600
TotalEnergies Capital International SA 3.455% 2/19/2029	885	872
TotalEnergies Capital SA 5.275% 9/10/2054	6,805	6,400
Venture Global Plaquemines LNG, LLC 6.50% 6/15/2034 (e)	2,395	2,448

		186,662

Consumer staples 1.60%
Altria Group, Inc. 4.40% 2/14/2026	4,585	4,585
Altria Group, Inc. 4.875% 2/4/2028	1,330	1,352
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049	4,715	4,710
BAT Capital Corp. 3.557% 8/15/2027	9,271	9,206
BAT Capital Corp. 2.259% 3/25/2028	2,353	2,265
BAT Capital Corp. 6.343% 8/2/2030	2,210	2,391
BAT Capital Corp. 4.742% 3/16/2032	2,675	2,701
BAT Capital Corp. 5.35% 8/15/2032	18,664	19,427
BAT Capital Corp. 6.421% 8/2/2033	4,665	5,153
BAT Capital Corp. 5.625% 8/15/2035	12,170	12,684
BAT Capital Corp. 7.079% 8/2/2043	1,323	1,492
BAT Capital Corp. 5.65% 3/16/2052	120	114
BAT International Finance PLC 1.668% 3/25/2026	4,070	4,048
BAT International Finance PLC 4.448% 3/16/2028	2,925	2,949
Constellation Brands, Inc. 3.50% 5/9/2027	7,500	7,449
Constellation Brands, Inc. 4.35% 5/9/2027	890	894
Constellation Brands, Inc. 4.80% 5/1/2030	1,618	1,646
Constellation Brands, Inc. 2.25% 8/1/2031	1,487	1,320
Constellation Brands, Inc. 4.75% 5/9/2032	1,978	1,987
Constellation Brands, Inc. 4.90% 5/1/2033	2,807	2,822
Coty, Inc. 5.60% 1/15/2031 (e)	2,726	2,753
H.J. Heinz Co. 4.875% 10/1/2049	2,725	2,346
Imperial Brands Finance PLC 4.50% 6/30/2028 (e)	24,345	24,547
Indofood CBP Sukses Makmur Tbk PT 3.398% 6/9/2031	3,110	2,926
Indofood CBP Sukses Makmur Tbk PT 4.745% 6/9/2051	685	589
Mars, Inc. 4.80% 3/1/2030 (e)	4,670	4,774
Mars, Inc. 5.00% 3/1/2032 (e)	3,640	3,753
Mars, Inc. 5.20% 3/1/2035 (e)	15,670	16,112
Mars, Inc. 5.65% 5/1/2045 (e)	2,371	2,391
Mars, Inc. 5.70% 5/1/2055 (e)	13,235	13,193
Mondelez International, Inc. 4.75% 8/28/2034	5,520	5,509

American Funds Insurance Series	186

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Consumer staples (continued)
Philip Morris International, Inc. 5.25% 9/7/2028	USD2,800	$2,894
Philip Morris International, Inc. 5.125% 2/15/2030	982	1,015
Philip Morris International, Inc. 5.50% 9/7/2030	4,565	4,805
Philip Morris International, Inc. 4.75% 11/1/2031	830	848
Philip Morris International, Inc. 5.375% 2/15/2033	1,644	1,720
Walmart, Inc. 4.90% 4/28/2035	1,013	1,042
Walmart, Inc. 4.50% 4/15/2053	1,416	1,253

		181,665

Information technology 1.06%
Analog Devices, Inc. 2.10% 10/1/2031	270	240
Analog Devices, Inc. 5.05% 4/1/2034	717	741
Analog Devices, Inc. 2.80% 10/1/2041	521	385
Broadcom, Inc. 5.05% 7/12/2027	2,545	2,592
Broadcom, Inc. 4.00% 4/15/2029 (e)	609	607
Broadcom, Inc. 5.05% 7/12/2029	2,177	2,242
Broadcom, Inc. 5.15% 11/15/2031	5,186	5,383
Broadcom, Inc. 4.15% 4/15/2032 (e)	630	617
Broadcom, Inc. 3.469% 4/15/2034	11,652	10,628
Broadcom, Inc. 4.80% 10/15/2034	1,063	1,065
Broadcom, Inc. 3.137% 11/15/2035 (e)	847	730
Broadcom, Inc. 4.926% 5/15/2037 (e)	2,879	2,843
Cisco Systems, Inc. 4.95% 2/26/2031	991	1,028
Cisco Systems, Inc. 5.05% 2/26/2034	843	868
Cisco Systems, Inc. 5.10% 2/24/2035	2,675	2,750
Cisco Systems, Inc. 5.30% 2/26/2054	784	752
Fair Isaac Corp. 6.00% 5/15/2033 (e)	1,300	1,339
Intel Corp. 3.05% 8/12/2051	1,530	942
Intel Corp. 5.60% 2/21/2054	7,880	7,280
Microchip Technology, Inc. 5.05% 3/15/2029	4,350	4,441
Oracle Corp. 1.65% 3/25/2026	4,867	4,837
Oracle Corp. 4.80% 8/3/2028	615	618
Oracle Corp. 4.45% 9/26/2030	2,610	2,554
Oracle Corp. 5.25% 2/3/2032	1,340	1,340
Oracle Corp. 4.80% 9/26/2032	5,105	4,930
Oracle Corp. 5.50% 8/3/2035	2,374	2,327
Oracle Corp. 5.20% 9/26/2035	6,715	6,436
Oracle Corp. 5.875% 9/26/2045	2,800	2,530
Oracle Corp. 6.00% 8/3/2055	5,970	5,269
Oracle Corp. 5.95% 9/26/2055	9,220	8,175
Oracle Corp. 6.10% 9/26/2065	2,295	2,026
Roper Technologies, Inc. 5.10% 9/15/2035	1,813	1,827
Synopsys, Inc. 5.15% 4/1/2035	21,470	21,829
Synopsys, Inc. 5.70% 4/1/2055	8,055	7,999

		120,170

Materials 0.72%
Air Products and Chemicals, Inc. 2.70% 5/15/2040	2,911	2,192
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033	138	143
BHP Billiton Finance (USA), Ltd. 5.75% 9/5/2055	4,050	4,134
Braskem Netherlands Finance BV 7.25% 2/13/2033 (e)	700	272
Celanese US Holdings, LLC 6.665% 7/15/2027	6,297	6,495
Celanese US Holdings, LLC 6.85% 11/15/2028	3,575	3,743
Celanese US Holdings, LLC 6.83% 7/15/2029	13,862	14,553
Celanese US Holdings, LLC 7.05% 11/15/2030	4,530	4,777
Celanese US Holdings, LLC 6.879% 7/15/2032	800	833
Celanese US Holdings, LLC 7.20% 11/15/2033	1,031	1,090

187	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Materials (continued)
Chevron Phillips Chemical Co., LLC 4.75% 5/15/2030 (e)	USD834	$845
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (e)	7,250	7,653
Dow Chemical Co. (The) 5.35% 3/15/2035	129	128
Dow Chemical Co. (The) 5.65% 3/15/2036	66	66
Dow Chemical Co. (The) 5.55% 11/30/2048	142	125
Dow Chemical Co. (The) 6.90% 5/15/2053	62	64
Dow Chemical Co. (The) 5.60% 2/15/2054	764	665
LYB International Finance III, LLC 5.125% 1/15/2031	469	471
LYB International Finance III, LLC 5.50% 3/1/2034	745	737
LYB International Finance III, LLC 5.875% 1/15/2036	5,210	5,188
NOVA Chemicals Corp. 8.50% 11/15/2028 (e)	205	215
NOVA Chemicals Corp. 4.25% 5/15/2029 (e)	300	294
POSCO 5.75% 1/17/2028 (e)	745	768
Rio Tinto Finance (USA) PLC 4.875% 3/14/2030	25,776	26,494

		81,945

Real estate 0.66%
American Tower Corp. 3.65% 3/15/2027	1,375	1,370
Boston Properties, LP 2.90% 3/15/2030	4,630	4,346
Boston Properties, LP 3.25% 1/30/2031	463	435
Boston Properties, LP 2.55% 4/1/2032	1,674	1,462
Boston Properties, LP 2.45% 10/1/2033	1,335	1,105
Boston Properties, LP 6.50% 1/15/2034	10,849	11,689
Boston Properties, LP 5.75% 1/15/2035	11,874	12,219
COPT Defense Properties, LP 2.00% 1/15/2029	1,139	1,064
COPT Defense Properties, LP 2.75% 4/15/2031	1,547	1,412
COPT Defense Properties, LP 2.90% 12/1/2033	564	482
Corp. Inmobiliaria Vesta, SAB de CV, 3.625% 5/13/2031 (e)	395	368
Crown Castle, Inc. 5.00% 1/11/2028	4,874	4,953
FibraSOMA 4.375% 7/22/2031 (e)	1,475	1,301
Howard Hughes Corp. (The) 5.375% 8/1/2028 (e)	1,755	1,763
Howard Hughes Corp. (The) 4.125% 2/1/2029 (e)	2,755	2,680
Howard Hughes Corp. (The) 4.375% 2/1/2031 (e)	3,135	2,987
Iron Mountain, Inc. 5.25% 3/15/2028 (e)	3,020	3,038
Iron Mountain, Inc. 5.25% 7/15/2030 (e)	675	667
Ladder Capital Finance Holdings LLLP 5.50% 8/1/2030	2,097	2,147
Ladder Capital Finance Holdings LLLP 7.00% 7/15/2031 (e)	4,683	4,969
Prologis, LP 4.875% 6/15/2028	1,040	1,066
Prologis, LP 4.75% 6/15/2033	1,409	1,423
Prologis, LP 5.125% 1/15/2034	6,175	6,350
Prologis, LP 5.00% 3/15/2034	360	367
Prologis, LP 5.25% 6/15/2053	117	112
Service Properties Trust 3.95% 1/15/2028	1,710	1,616
Service Properties Trust 8.625% 11/15/2031 (e)	3,040	3,199
		74,590

Total corporate bonds and notes		3,430,212

U.S. Treasury bonds & notes 24.98%

U.S. Treasury 24.19%
U.S. Treasury 3.625% 5/15/2026	1,926	1,927
U.S. Treasury 4.625% 6/30/2026	198	199
U.S. Treasury 4.375% 7/31/2026	271	272
U.S. Treasury 0.75% 8/31/2026	8,871	8,710
U.S. Treasury 4.625% 11/15/2026	3,589	3,621
U.S. Treasury 4.00% 1/15/2027	3,741	3,759
U.S. Treasury 1.875% 2/28/2027	4,000	3,926
U.S. Treasury 2.625% 5/31/2027	43,530	43,009

American Funds Insurance Series	188

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury (continued)
U.S. Treasury 2.25% 11/15/2027	USD105,830	$103,496
U.S. Treasury 6.125% 11/15/2027	24,000	25,141
U.S. Treasury 3.375% 11/30/2027	241	240
U.S. Treasury 3.375% 12/31/2027	477,291	476,377
U.S. Treasury 1.125% 2/29/2028	9,895	9,412
U.S. Treasury 4.00% 2/29/2028	4,750	4,800
U.S. Treasury 3.625% 3/31/2028	13	13
U.S. Treasury 1.00% 7/31/2028	5,630	5,283
U.S. Treasury 1.125% 8/31/2028	13,555	12,735
U.S. Treasury 5.25% 11/15/2028	5,700	5,964
U.S. Treasury 3.50% 12/15/2028	199,754	199,527
U.S. Treasury 2.375% 5/15/2029	4,070	3,915
U.S. Treasury 4.00% 7/31/2029	334	338
U.S. Treasury 3.875% 12/31/2029	44,049	44,426
U.S. Treasury 3.75% 5/31/2030	13,300	13,335
U.S. Treasury 4.125% 8/31/2030	11,215	11,414
U.S. Treasury 3.625% 9/30/2030	90,415	90,087
U.S. Treasury 4.875% 10/31/2030	92,133	96,812
U.S. Treasury 3.625% 12/31/2030	390,618	388,833
U.S. Treasury 4.125% 10/31/2031	1,408	1,431
U.S. Treasury 4.125% 11/30/2031	985	1,000
U.S. Treasury 4.125% 11/15/2032	114	115
U.S. Treasury 3.875% 12/31/2032	97,978	97,588
U.S. Treasury 4.375% 5/15/2034	100	102
U.S. Treasury 4.00% 11/15/2035 (h)	279,661	275,859
U.S. Treasury 4.25% 5/15/2039	125,497	123,105
U.S. Treasury 1.375% 11/15/2040	24,540	15,963
U.S. Treasury 1.875% 2/15/2041	24,272	16,986
U.S. Treasury 4.75% 2/15/2041	75,066	76,525
U.S. Treasury 2.00% 11/15/2041	57	40
U.S. Treasury 2.375% 2/15/2042	2,701	1,992
U.S. Treasury 3.25% 5/15/2042	10,848	9,065
U.S. Treasury 4.625% 11/15/2045	135,934	133,003
U.S. Treasury 3.00% 2/15/2049	124,633	92,014
U.S. Treasury 2.875% 5/15/2049	19,228	13,825
U.S. Treasury 2.875% 5/15/2052	990	694
U.S. Treasury 4.00% 11/15/2052	7,328	6,368
U.S. Treasury 4.125% 8/15/2053	213	189
U.S. Treasury 4.75% 8/15/2055 (h)	299,333	294,934
U.S. Treasury 4.625% 11/15/2055	29,639	28,616

		2,746,985

U.S. Treasury inflation-protected securities 0.79%
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026 (i)	6,136	6,080
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030 (i)	7,763	7,367
U.S. Treasury Inflation-Protected Security 1.875% 7/15/2035 (i)	32,118	32,048
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051 (i)	–	–	(c)
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053 (i)	6,206	4,840
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2054 (i)	2,329	2,095
U.S. Treasury Inflation-Protected Security 2.375% 2/15/2055 (i)	38,874	36,904
		89,334

Total U.S. Treasury bonds & notes		2,836,319

Asset-backed obligations 4.39%

Other asset-backed securities 2.53%
Affirm Asset Securitization Trust, Series 2024-B, Class A, 4.62% 9/15/2029 (a)(e)	9,848	9,876
Affirm, Inc., Series 2024, Class 1A, 5.61% 2/15/2029 (a)(e)	11,785	11,804

189	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

Other asset-backed securities (continued)
Affirm, Inc., Series 2024-A, Class A, 5.61% 2/15/2029 (a)(e)	USD3,485	$3,491
Affirm, Inc., Series 2024-X2, Class A, 5.22% 12/17/2029 (a)(e)	331	331
Apollo Aviation Securitization Equity Trust, Series 2025-3A, Class A, 5.243% 2/16/2050 (a)(e)	6,839	6,867
Apollo Aviation Securitization Equity Trust, Series 2025-2A, Class A, 5.522% 2/16/2050 (a)(e)	4,747	4,785
AXIS Equipment Finance Receivables, LLC, Series 2024-2, Class A2, 5.19% 7/21/2031 (a)(e)	4,471	4,531
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034 (a)(e)	114	113
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046 (a)(e)	2,926	2,782
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046 (a)(e)	337	324
Blue Owl Asset Leasing Trust, Series 2024-1A, Class A2, 5.05% 3/15/2029 (a)(e)	643	645
Business Jet Securities, LLC, Series 2024-2A, Class A, 5.364% 9/15/2039 (a)(e)	5,912	5,968
Capteris Equipment Finance, Series 2024-1, Class A2, 5.58% 7/20/2032 (a)(e)	11,152	11,364
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037 (a)(e)	13,267	12,589
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037 (a)(e)	5,184	4,903
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037 (a)(e)	581	578
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041 (a)(e)	44	44
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060 (a)(e)	18,279	15,529
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060 (a)(e)	1,884	1,593
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060 (a)(e)	3,362	2,137
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060 (a)(e)	364	236
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061 (a)(e)	5,923	4,814
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061 (a)(e)	1,898	1,184
CF Hippolyta, LLC, Series 2022-1A, Class A1, 5.97% 8/15/2062 (a)(e)	14,807	14,622
CF Hippolyta, LLC, Series 2022-1A, Class A2, 6.11% 8/15/2062 (a)(e)	6,495	6,325
Clarus Capital Funding, LLC, Series 2024-1A, Class A2, 4.71% 8/20/2032 (a)(e)	4,137	4,154
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045 (a)(e)	1,386	1,310
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045 (a)(e)	2,826	2,675
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046 (a)(e)	255	237
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045 (a)(e)	234	220
EquipmentShare, Series 2024-2M, Class A, 5.70% 12/20/2032 (a)(e)	7,169	7,280
EquipmentShare, Series 2025-1M, Class A, 5.48% 9/26/2033 (a)(e)	3,764	3,793
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045 (a)(e)	1,315	1,262
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046 (a)(e)	996	937
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046 (a)(e)	111	101
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040 (a)(e)	1,655	1,592
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041 (a)(e)	6,116	5,728
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041 (a)(e)	1,695	1,597
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041 (a)(e)	1,428	1,334
Horizon Aircraft Finance, Series 2024-1, Class A, 5.375% 9/15/2049 (a)(e)	8,887	8,995
Merchants Fleet Funding, LLC, Series 2023-1, Class A, 7.21% 5/20/2036 (a)(e)	443	445
Merchants Fleet Funding, LLC, Series 2024-1, Class A, 5.82% 4/20/2037 (a)(e)	5,615	5,652
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046 (a)(e)	3,178	3,039
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061 (a)(e)	50,765	42,529
NMEF Funding, LLC, Series 2024-A, Class A2, 5.15% 12/15/2031 (a)(e)	3,741	3,766
NMEF Funding, LLC, Series 2025-B, Class A2, 4.64% 1/18/2033 (a)(e)	5,756	5,781
OnDeck Asset Securitization Trust, LLC, Series 2024-2A, Class A, 4.98% 10/17/2031 (a)(e)	2,314	2,326
OWN Equipment Fund III, Series 2025-2M, Class C, 8.77% 3/27/2034 (a)(e)	1,707	1,713
PEAC Solutions Receivables, LLC, Series 2024-2A, Class A2, 4.74% 4/20/2027 (a)(e)	1,546	1,550
PEAC Solutions Receivables, LLC, Series 2024-1A, Class A2, 5.79% 6/21/2027 (a)(e)	2,281	2,299
PFS Financing Corp., Series 2023-A, Class A, 5.80% 3/15/2028 (a)(e)	1,710	1,716
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028 (a)(e)	4,558	4,579
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/15/2028 (a)(e)	909	920
PK ALIFT Loan Funding 4, LP, Series 2024-2, Class A, 5.052% 10/15/2039 (a)(e)	4,300	4,320
Post Road Equipment Finance, Series 2024-1, Class A2, 5.59% 11/15/2029 (a)(e)	735	738
SCF Equipment Leasing, LLC, Series 2024-1A, Class A2, 5.88% 11/20/2029 (a)(e)	858	862
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046 (a)(e)	2,088	1,996
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046 (a)(e)	385	369
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046 (a)(e)	1,792	1,711
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046 (a)(e)	1,097	1,074

American Funds Insurance Series	190

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

Other asset-backed securities (continued)
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041 (a)(e)	USD136	$134
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033 (a)(e)	422	413
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033 (a)(e)	486	474
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075 (a)(e)	793	774
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045 (a)(e)	1,746	1,673
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045 (a)(e)	666	646
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045 (a)(e)	1,378	1,310
Textainer Marine Containers, Ltd., Series 2021-1, Class A, 1.68% 2/20/2046 (a)(e)	4,449	4,193
Textainer Marine Containers, Ltd., Series 2021-1, Class B, 2.52% 2/20/2046 (a)(e)	249	233
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046 (a)(e)	3,760	3,566
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045 (a)(e)	3,080	2,952
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046 (a)(e)	92	84
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045 (a)(e)	7,133	6,740
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046 (a)(e)	2,496	2,324
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046 (a)(e)	243	224
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031 (a)(e)	5,380	5,478

		287,253

Auto loan 1.26%
Ally Auto Receivables Trust, Series 2023-1, Class A3, 5.46% 5/15/2028 (a)	275	277
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027 (a)	23	23
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027 (a)	2,613	2,609
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027 (a)(e)	809	807
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027 (a)(e)	208	207
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class C, 4.25% 2/20/2027 (a)(e)	426	426
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027 (a)(e)	3,445	3,405
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027 (a)(e)	531	525
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027 (a)(e)	193	191
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028 (a)(e)	6,724	6,844
Avis Budget Rental Car Funding (AESOP), LLC, Series 2025-1A, Class A, 4.80% 8/20/2029 (a)(e)	1,348	1,371
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (a)(e)	5,059	5,267
Avis Budget Rental Car Funding (AESOP), LLC, Series 2024-1, Class A, 5.36% 6/20/2030 (a)(e)	4,665	4,817
BMW Vehicle Owner Trust, Series 2023-A, Class A3, 5.47% 2/25/2028 (a)	90	91
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class B, 6.80% 8/15/2029 (a)	769	772
Carvana Auto Receivables Trust, Series 2023-P3, Class A3, 5.82% 8/10/2028 (a)(e)	231	233
Carvana Auto Receivables Trust, Series 2023-P3, Class A4, 5.71% 7/10/2029 (a)(e)	172	176
Chesapeake Funding II, LLC, Series 2023-2, Class A1, 6.16% 10/15/2035 (a)(e)	435	440
Citizens Auto Receivables Trust, Series 2023-2, Class A3, 5.83% 2/15/2028 (a)(e)	875	881
Citizens Auto Receivables Trust, Series 2023-2, Class A4, 5.74% 10/15/2030 (a)(e)	799	814
CPS Auto Receivables Trust, Series 2024-A, Class B, 5.65% 5/15/2028 (a)(e)	455	455
CPS Auto Receivables Trust, Series 2024-D, Class A, 4.91% 6/15/2028 (a)(e)	434	435
Drive Auto Receivables Trust, Series 2024-2, Class A2, 4.94% 12/15/2027 (a)	86	86
Enterprise Fleet Financing, LLC, Series 2024-3, Class A2, 5.31% 4/20/2027 (a)(e)	1,484	1,490
Enterprise Fleet Financing, LLC, Series 2024-4, Class A2, 4.69% 7/20/2027 (a)(e)	6,817	6,842
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029 (a)(e)	897	899
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029 (a)(e)	58	58
Enterprise Fleet Financing, LLC, Series 2024-1, Class A2, 5.23% 3/20/2030 (a)(e)	7,335	7,391
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027 (a)	642	639
Exeter Automobile Receivables Trust, Series 2023-5A, Class B, 6.58% 4/17/2028 (a)	1,028	1,030
Exeter Automobile Receivables Trust, Series 2023-3A, Class C, 6.21% 6/15/2028 (a)	226	227
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028 (a)	194	194
Exeter Automobile Receivables Trust, Series 2023-3A, Class D, 6.68% 4/16/2029 (a)	758	776
Exeter Automobile Receivables Trust, Series 2023-1A, Class D, 6.69% 6/15/2029 (a)	462	469
Exeter Automobile Receivables Trust, Series 2023-3A, Class E, 9.98% 1/15/2031 (a)(e)	1,014	1,102
Ford Credit Auto Owner Trust, Series 2023-B, Class A3, 5.23% 5/15/2028 (a)	435	438
Ford Credit Auto Owner Trust, Series 2023-B, Class A4, 5.06% 2/15/2029 (a)	597	605
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035 (a)(e)	4,218	4,305
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028 (a)(e)	5,833	5,853

191	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

Auto loan (continued)
GLS Auto Receivables Trust, Series 2023-3, Class B, 5.89% 1/18/2028 (a)(e)	USD218	$218
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029 (a)(e)	561	566
GLS Auto Receivables Trust, Series 2023-3, Class D, 6.44% 5/15/2029 (a)(e)	507	520
GLS Auto Select Receivables Trust, Series 2024-4A, Class A2, 4.43% 12/17/2029 (a)(e)	1,772	1,779
GLS Auto Select Receivables Trust, Series 2024-2, Class A2, 5.58% 6/17/2030 (a)(e)	1,066	1,079
GM Financial Automobile Leasing Trust, Series 2023-3, Class A4, 5.44% 8/20/2027 (a)	18	18
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A3, 5.45% 6/16/2028 (a)	272	274
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A4, 5.34% 12/18/2028 (a)	320	325
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035 (a)(e)	4,815	4,949
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035 (a)(e)	2,703	2,802
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036 (a)(e)	3,984	4,185
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1, 5.34% 6/15/2028 (a)(e)	1,600	1,610
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A, 5.34% 6/15/2030 (a)(e)	948	979
Hertz Vehicle Financing III, LLC, Series 2023-1, Class 1D, 9.13% 6/25/2027 (a)(e)	330	333
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028 (a)(e)	1,174	1,152
Hertz Vehicle Financing, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027 (a)(e)	17,770	17,440
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027 (a)(e)	1,264	1,240
Hertz Vehicle Financing, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027 (a)(e)	859	843
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029 (a)(e)	3,007	3,073
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027 (a)	80	80
Honda Auto Receivables Owner Trust, Series 2023-1, Class A4, 4.97% 6/21/2029 (a)	188	189
Hyundai Auto Receivables Trust, Series 2023-B, Class A3, 5.48% 4/17/2028 (a)	84	85
Hyundai Auto Receivables Trust, Series 2023-B, Class A4, 5.31% 8/15/2029 (a)	160	163
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027 (a)(e)	191	192
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027 (a)(e)	174	174
LAD Auto Receivables Trust, Series 2023-2, Class A3, 5.42% 2/15/2028 (a)(e)	101	101
LAD Auto Receivables Trust, Series 2023-2, Class B, 5.45% 4/15/2028 (a)(e)	615	616
LAD Auto Receivables Trust, Series 2023-3, Class B, 6.09% 6/15/2028 (a)(e)	848	856
LAD Auto Receivables Trust, Series 2023-2, Class C, 5.58% 9/15/2028 (a)(e)	1,361	1,370
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028 (a)(e)	3,223	3,279
LAD Auto Receivables Trust, Series 2023-3, Class C, 6.43% 12/15/2028 (a)(e)	714	728
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030 (a)(e)	623	630
LAD Auto Receivables Trust, Series 2023-3, Class D, 6.92% 12/16/2030 (a)(e)	483	498
LAD Auto Receivables Trust, Series 2023-2, Class D, 6.30% 2/15/2031 (a)(e)	123	125
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A3, 5.95% 11/15/2028 (a)	707	717
Nissan Auto Receivables Owner Trust, Series 2023-B, Class A3, 5.93% 3/15/2028 (a)	351	354
Santander Drive Auto Receivables Trust, Series 2024-1, Class A3, 5.25% 4/17/2028 (a)	111	112
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/16/2028 (a)	204	204
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028 (a)	700	707
SBNA Auto Lease Trust, Series 2024-A, Class A3, 5.39% 11/20/2026 (a)(e)	1,082	1,084
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028 (a)(e)	334	336
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A4, 5.47% 12/20/2029 (a)(e)	361	367
Westlake Automobile Receivables Trust, Series 2023-4, Class A3, 6.24% 7/15/2027 (a)(e)	909	910
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028 (a)(e)	939	941
Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028 (a)(e)	2,219	2,243
Westlake Automobile Receivables Trust, Series 2023-3, Class D, 6.47% 3/15/2029 (a)(e)	1,236	1,265
Wheels Fleet Lease Funding, LLC, Series 2024-2A, Class A1, 4.87% 6/21/2039 (a)(e)	9,559	9,657
Wheels Fleet Lease Funding, LLC, Series 2024-3A, Class A1, 4.80% 9/19/2039 (a)(e)	8,464	8,557
World Omni Auto Receivables Trust, Series 2023-C, Class A3, 5.15% 11/15/2028 (a)	174	175
World Omni Auto Receivables Trust, Series 2023-C, Class A4, 5.03% 11/15/2029 (a)	232	235

		143,805

Student loan 0.36%
Navient Education Loan Trust, Series 2025-A, Class A, 5.02% 7/15/2055 (a)(e)	6,374	6,450
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069 (a)(e)	1,434	1,316
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069 (a)(e)	845	763
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070 (a)(e)	542	493

American Funds Insurance Series	192

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

Student loan (continued)
Nelnet Student Loan Trust, Series 2025-AA, Class A1B, (30-day Average USD-SOFR + 1.10%) 5.084% 3/15/2057 (a)(b)(e)	USD14,884	$14,850
Nelnet Student Loan Trust, Series 2021-CA, Class AFX, 1.32% 4/20/2062 (a)(e)	141	133
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062 (a)(e)	2,397	2,269
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062 (a)(e)	5,464	5,184
Nelnet Student Loan Trust, Series 2021-CA, Class AFL, (1-month USD CME Term SOFR + 0.854%) 4.588% 4/20/2062 (a)(b)(e)	1,816	1,813
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD CME Term SOFR + 1.364%) 5.092% 7/25/2051 (a)(b)(e)	146	146
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 5.534% 11/15/2052 (a)(b)(e)	628	635
SMB Private Education Loan Trust, Series 2023-C, Class A1A, 5.67% 11/15/2052 (a)(e)	569	585
SMB Private Education Loan Trust, Series 2025-A, Class A1A, 5.13% 4/15/2054 (a)(e)	6,322	6,422

		41,059

Credit card 0.24%
Avant Credit Card Master Trust, Series 2024-2A, Class A, 5.38% 5/15/2029 (a)(e)	13,550	13,583
Imprint Payments Credit Card Master Trust, Series 2025-A, Class A, 4.84% 9/15/2029 (a)(e)	2,456	2,463
Mission Lane Credit Card Master Trust, Series 2025-C, Class A, 4.78% 12/16/2030 (a)(e)	2,416	2,429
Mission Lane Credit Card Master Trust, Series 2025-B, Class A, 5.06% 9/15/2031 (a)(e)	8,461	8,526

		27,001

Collateralized loan obligations 0.00%
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 5.09% 7/25/2030 (a)(b)(e)	50	50

Total asset-backed obligations		499,168

Bonds & notes of governments & government agencies outside the U.S. 1.78%

Mexico 1.22%
Eagle Funding LuxCo SARL 5.50% 8/17/2030 (e)	74,976	76,464
Eagle Funding LuxCo SARL 5.50% 8/17/2030	7,183	7,326
United Mexican States 6.00% 5/13/2030	2,960	3,107
United Mexican States 6.00% 5/7/2036	32,486	32,998
United Mexican States 6.875% 5/13/2037	3,200	3,422
United Mexican States 7.375% 5/13/2055	14,311	15,452

		138,769

Greece 0.46%
Greece (Hellenic Republic of) 1.50% 6/18/2030	EUR10,830	12,140
Greece (Hellenic Republic of) 0.75% 6/18/2031	9,600	10,112
Greece (Hellenic Republic of) 4.25% 6/15/2033	23,825	29,987

		52,239

Dominican Republic 0.08%
Dominican Republic (Government of) 5.95% 1/25/2027 (e)	USD8,100	8,198
Dominican Republic (Government of) 7.05% 2/3/2031 (e)	680	731

		8,929

Poland 0.01%
Poland (Republic of), Series 10Y, 5.75% 11/16/2032	555	597
Poland (Republic of), Series 10Y, 4.875% 10/4/2033	830	845

		1,442

193	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)

Chile 0.01%
Chile (Republic of) 4.00% 1/31/2052	USD580	$461

Paraguay 0.00%
Paraguay (Republic of) 5.00% 4/15/2026	285	287

Total bonds & notes of governments & government agencies outside the U.S.		202,127

Municipals 1.47%

California 0.02%
GO Bonds, Series 2009, 7.50% 4/1/2034	2,100	2,452

Illinois 1.28%
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029	65	65
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039	31,050	29,238
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040	8,945	8,512
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2023-A, 6.00% 12/1/2049	865	876
City of Chicago, Board of Education, Unlimited Tax GO Bonds (Dedicated Rev.), Series 2025-A, 6.25% 12/1/2050	1,610	1,683
GO Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	102,799	105,401

		145,775

Massachusetts 0.07%
Educational Fncg. Auth., Education Loan Rev. Bonds, Series 2024-A, 6.352% 7/1/2049	7,500	7,763

New York 0.03%
New York City GO Bonds, Fiscal 2026, Series 2026-E-1, 5.559% 10/1/2045	1,640	1,632
New York City GO Bonds, Fiscal 2026, Series 2026-E-1, 5.372% 10/1/2051	1,175	1,146
New York City GO Bonds, Fiscal 2026, Series 2026-E-2, 5.392% 10/1/2055	460	445

		3,223

Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	4,075	2,827

Wisconsin 0.04%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034	4,490	4,459

Total municipals		166,499

Federal agency bonds & notes 0.10%

Federal National Mortgage Association 2.125% 4/24/2026	11,910	11,855

Loans 0.06%

Financials 0.06%
Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029 (b)(e)(g)(j)	6,407	6,359

Total bonds, notes & other debt instruments (cost: $10,859,504,000)		10,789,253

American Funds Insurance Series	194

The Bond Fund of America (continued)

Common stocks 0.00%	Shares	Value (000)

Energy 0.00%
FORESEA Holding SA, Class C, nonvoting shares (e)	555	$13
FORESEA Holding SA, Class B (e)	61	1

Total common stocks (cost: $8,000)		14

Short-term securities 5.50%

Money market investments 5.50%

Capital Group Central Cash Fund 3.79% (k)(l)	6,241,739	624,236

Total short-term securities (cost: $624,125,000)		624,236

Total investment securities 100.51% (cost: $11,483,637,000)		11,413,503
Other assets less liabilities (0.51)%		(57,477)

Net assets 100.00%		$11,356,026

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

30 Day Federal Funds Futures	Long	62	2/2/2026	USD24,898	$8
30 Day Federal Funds Futures	Long	548	3/2/2026	220,142	9
3 Month SOFR Futures	Long	57	3/18/2026	13,724	(9)
3 Month SOFR Futures	Long	103	9/16/2026	24,898	(25)
2 Year U.S. Treasury Note Futures	Long	14,354	4/6/2026	2,996,958	(497)
5 Year U.S. Treasury Note Futures	Long	9,930	4/6/2026	1,085,396	(2,942)
10 Year Italy Government Bond Futures	Long	329	3/10/2026	46,466	(141)
10 Year Euro-Bund Futures	Short	1,003	3/10/2026	(150,370)	1,021
10 Year U.S. Treasury Note Futures	Long	949	3/31/2026	106,703	(1,018)
10 Year Ultra U.S. Treasury Note Futures	Short	1,244	3/31/2026	(143,079)	185
20 Year U.S. Treasury Bond Futures	Short	9	3/31/2026	(1,040)	19
30 Year Ultra U.S. Treasury Bond Futures	Long	2,865	3/31/2026	338,070	(5,192)

					$(8,582)

Forward currency contracts
						Unrealized appreciation (depreciation) at 12/31/2025 (000)
Contract amount
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date
USD	27,382	JPY	4,230,230	Bank of America	1/15/2026	$ 338
USD	17,388	EUR	14,926	Morgan Stanley	1/15/2026	(165)
JPY	3,901,364	EUR	21,383	Citibank	1/15/2026	(207)
BRL	24,015	USD	4,403	Citibank	1/23/2026	(48)
USD	53,133	EUR	45,113	HSBC Bank	1/26/2026	48
						$ (34)

195	American Funds Insurance Series

The Bond Fund of America (continued)

Swap contracts

Interest rate swaps

 Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2025 (000)	(received) (000)	at 12/31/2025 (000)
SOFR	Annual	3.39981%	Annual	3/31/2027	USD88,200	$(19)	$–	$(19)
SOFR	Annual	3.2465%	Annual	9/15/2027	USD56,300	66	–	66
SOFR	Annual	3.249%	Annual	9/15/2027	USD56,260	63	–	63
SOFR	Annual	3.34%	Annual	10/3/2027	USD106,170	(30)	–	(30)
SOFR	Annual	3.2715%	Annual	10/17/2027	USD43,510	37	–	37
3.998%	Annual	SOFR	Annual	12/4/2028	USD40,040	734	–	734
SOFR	Annual	3.945%	Annual	5/31/2029	USD20,090	(372)	–	(372)
SOFR	Annual	3.3125%	Annual	10/7/2029	USD11,993	32	–	32
SOFR	Annual	3.4445%	Annual	10/7/2029	USD6,052	(14)	–	(14)
SOFR	Annual	3.4805%	Annual	10/7/2029	USD6,052	(20)	–	(20)
SOFR	Annual	3.552%	Annual	10/7/2029	USD4,000	(23)	–	(23)
SOFR	Annual	3.455%	Annual	10/7/2029	USD12,103	(29)	–	(29)
SOFR	Annual	3.543%	Annual	10/7/2029	USD6,052	(33)	–	(33)
SOFR	Annual	3.551%	Annual	10/7/2029	USD12,103	(70)	–	(70)
SOFR	Annual	3.965%	Annual	11/14/2029	USD30,465	(631)	–	(631)
SOFR	Annual	3.9195%	Annual	11/15/2029	USD8,240	(157)	–	(157)
SOFR	Annual	3.763%	Annual	12/12/2029	USD11,790	(160)	–	(160)
SOFR	Annual	3.4415%	Annual	2/28/2030	USD18,470	(24)	–	(24)
SOFR	Annual	3.797%	Annual	3/31/2030	USD2,774	(42)	–	(42)
SOFR	Annual	3.794%	Annual	3/31/2030	USD5,301	(79)	–	(79)
SOFR	Annual	3.796%	Annual	3/31/2030	USD5,301	(79)	–	(79)
SOFR	Annual	3.7815%	Annual	3/31/2030	USD10,484	(151)	–	(151)
SOFR	Annual	3.6065%	Annual	5/12/2030	USD9,910	(73)	–	(73)
SOFR	Annual	3.325%	Annual	5/31/2030	USD27,360	108	–	108
SOFR	Annual	3.2175%	Annual	9/18/2030	USD15,786	158	–	158
SOFR	Annual	3.2385%	Annual	9/18/2030	USD8,168	74	–	74
SOFR	Annual	3.2145%	Annual	9/18/2030	USD3,938	40	–	40
SOFR	Annual	3.2155%	Annual	9/18/2030	USD3,938	40	–	40
SOFR	Annual	3.237%	Annual	10/24/2030	USD26,480	254	–	254
3.488%	Annual	SOFR	Annual	6/17/2031	USD21,160	3	–	3
3.43574%	Annual	SOFR	Annual	6/17/2031	USD24,673	(54)	–	(54)
SOFR	Annual	3.48%	Annual	10/2/2032	USD22,935	156	–	156
SOFR	Annual	3.4815%	Annual	10/2/2032	USD22,954	154	–	154
SOFR	Annual	3.482%	Annual	10/2/2032	USD22,361	149	–	149
SOFR	Annual	3.34%	Annual	10/24/2032	USD19,580	304	–	304
SOFR	Annual	3.475%	Annual	11/3/2032	USD27,370	204	–	204
SOFR	Annual	3.50061%	Annual	11/3/2032	USD27,360	162	–	162
SOFR	Annual	3.486%	Annual	11/15/2032	USD18,500	127	–	127
SOFR	Annual	3.6025%	Annual	1/8/2034	USD16,295	85	–	85
SOFR	Annual	3.665%	Annual	8/15/2035	USD14,000	127	–	127
SOFR	Annual	3.648%	Annual	10/2/2035	USD20,270	233	–	233
TONAR	Annual	1.52125%	Annual	10/6/2035	JPY1,100,000	210	–	210
TONAR	Annual	1.52%	Annual	10/6/2035	JPY400,000	77	–	77
TONAR	Annual	1.51812%	Annual	10/7/2035	JPY2,185,658	422	–	422
SOFR	Annual	3.6775%	Annual	10/8/2035	USD20,240	186	–	186
TONAR	Annual	1.4925%	Annual	10/8/2035	JPY368,643	77	–	77
SOFR	Annual	3.663%	Annual	10/9/2035	USD14,500	150	–	150
TONAR	Annual	1.53%	Annual	10/9/2035	JPY370,941	69	–	69
TONAR	Annual	1.5225%	Annual	10/10/2035	JPY375,998	72	–	72
TONAR	Annual	1.51%	Annual	10/14/2035	JPY375,998	75	–	75
TONAR	Annual	1.491%	Annual	10/15/2035	JPY375,998	79	–	79
TONAR	Annual	1.475%	Annual	10/16/2035	JPY231,314	51	–	51

American Funds Insurance Series	196

The Bond Fund of America (continued)

Swap contracts (continued)

Interest rate swaps (continued)

 Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2025 (000)	(received) (000)	at 12/31/2025 (000)
SOFR	Annual	3.504%	Annual	10/24/2035	USD14,510	$344	$–	$344
SOFR	Annual	3.66593%	Annual	11/3/2035	USD20,280	214	–	214
SOFR	Annual	3.79168%	Annual	6/17/2036	USD27,050	109	–	109
SOFR	Annual	3.801%	Annual	6/17/2036	USD23,409	76	–	76
SOFR	Annual	3.883%	Annual	7/28/2045	USD33,965	1,300	–	1,300
SOFR	Annual	4.137%	Annual	7/28/2045	USD4,100	16	–	16
SOFR	Annual	4.052%	Annual	11/15/2053	USD6,880	146	–	146
2.477%	Annual	TONAR	Annual	10/6/2055	JPY200,000	(92)	–	(92)
2.47825%	Annual	TONAR	Annual	10/6/2055	JPY500,000	(228)	–	(228)
2.47%	Annual	TONAR	Annual	10/7/2055	JPY904,764	(423)	–	(423)
2.5425%	Annual	TONAR	Annual	10/8/2055	JPY153,945	(57)	–	(57)
SOFR	Annual	3.953%	Annual	10/9/2055	USD6,960	257	–	257
2.57%	Annual	TONAR	Annual	10/9/2055	JPY155,295	(52)	–	(52)
2.515%	Annual	TONAR	Annual	10/10/2055	JPY156,196	(64)	–	(64)
2.52%	Annual	TONAR	Annual	10/14/2055	JPY156,646	(63)	–	(63)
2.50%	Annual	TONAR	Annual	10/15/2055	JPY156,196	(67)	–	(67)
2.51625%	Annual	TONAR	Annual	10/16/2055	JPY96,259	(39)	–	(39)
SOFR	Annual	3.8185%	Annual	10/24/2055	USD13,760	824	–	824
4.13862%	Annual	SOFR	Annual	6/17/2056	USD6,555	(42)	–	(42)
4.097%	Annual	SOFR	Annual	6/17/2056	USD5,701	(76)	–	(76)

						$4,801	$–	$4,801

 Bilateral interest rate swaps

Receive		Pay		Counterparty		Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency		Expiration date	amount (000)	12/31/2025 (000)	(received) (000)	at 12/31/2025 (000)
14.5956%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL160,970	$1,285	$–	$1,285
14.24%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL88,380	578	–	578
14.585%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	BRL19,180	152	–	152
13.31%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2029	BRL76,120	(63)	–	(63)
13.18%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL56,000	(81)	–	(81)
13.04%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL41,300	(102)	–	(102)
12.99%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	BRL36,820	(106)	–	(106)
12.99%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL41,300	(118)	–	(118)
13.05%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL77,000	(184)	–	(184)
12.32%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL25,300	(200)	–	(200)
12.365%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL38,509	(289)	–	(289)
12.36%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL38,753	(293)	–	(293)
12.3075%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL38,500	(307)	–	(307)
12.36%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2029	BRL77,020	(582)	–	(582)
12.35%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL76,900	(588)	–	(588)
12.303%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2029	BRL75,919	(607)	–	(607)
13.115%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2031	BRL19,400	(49)	–	(49)
13.105%	At maturity	BZDIOVER	At maturity	BNP Paribas	1/2/2031	BRL19,625	(51)	–	(51)
13.03%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2031	BRL41,625	(136)	–	(136)
13.135%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2031	BRL80,500	(187)	–	(187)

							$(1,928)	$–	$(1,928)

197	American Funds Insurance Series

The Bond Fund of America (continued)

Swap contracts (continued)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)

CDX.NA.HY.45	5.00%	Quarterly	12/20/2030	USD183,800	$(14,043)	$(13,869)	$(174)

Credit default swaps

Centrally cleared credit default swaps on credit indices – sell protection

Reference index	Financing rate received	Payment frequency	Expiration date	Notional amount (000)	(m)	Value at 12/31/2025 (000)	(n)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)

CDX.NA.IG.45	1.00%	Quarterly	12/20/2030	USD67,870		$1,538		$1,546	$(8)

Investments in affiliates (l)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)		Value at 12/31/2025 (000)	Dividend or interest income (000)

Short-term securities 5.50%
Money market investments 5.50%
Capital Group Central Cash Fund 3.79% (k)	$730,121	$5,041,681	$5,147,668	$284		$(182)	$624,236	$32,185

(a)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(b)

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(c)	Amount less than one thousand.
(d)	Represents securities transacted on a TBA basis.
(e)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,803,804,000, which represented 15.88% of the net assets of the fund.

(f)	Step bond; coupon rate may change at a later date.
(g)	Value determined using significant unobservable inputs.
(h)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $85,685,000, which represented 0.75% of the net assets of the fund.
(i)	Index-linked bond whose principal amount moves with a government price index.
(j)

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $6,359,000, which represented 0.06% of the net assets of the fund.

(k)	Rate represents the seven-day yield at 12/31/2025.
(l)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(m)	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
(n)

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

American Funds Insurance Series	198

The Bond Fund of America (continued)

Key to abbreviation(s)

Assn. = Association

Auth. = Authority

BRL = Brazilian reais

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CLO = Collateralized Loan Obligations

CME = CME Group

DAC = Designated Activity Company

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

Fin. = Finance

Fncg. = Financing

GO = General Obligation

ICE = Intercontinental Exchange, Inc.

JPY = Japanese yen

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

TONAR = Tokyo Overnight Average Rate

USD = U.S. dollars

UST = U.S. Treasury

Refer to the notes to financial statements.

199	American Funds Insurance Series

Capital World Bond Fund®

Investment portfolio December 31, 2025

Bonds, notes & other debt instruments 90.93%	Principal amount (000)	Value (000)

Euros 20.50%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028) (a)	EUR2,800	$3,125
Albania (Republic of) 4.75% 2/14/2035	2,290	2,729
Alpha Bank SA 6.875% 6/27/2029 (1-year EUR-ICE Swap EURIBOR + 3.793% on 6/27/2028) (a)	500	642
Alpha Bank SA 5.00% 5/12/2030 (1-year EUR-ICE Swap EURIBOR + 2.432% on 5/12/2029) (a)	100	124
Altria Group, Inc. 3.125% 6/15/2031	800	929
American Tower Corp. 0.45% 1/15/2027	2,525	2,908
American Tower Corp. 0.875% 5/21/2029	1,470	1,616
Amprion Gmbh 4.125% 9/7/2034	2,600	3,153
Amprion Gmbh 3.875% 6/5/2036	1,800	2,112
Anheuser-Busch InBev SA/NV 1.125% 7/1/2027	2,000	2,310
AT&T, Inc. 1.60% 5/19/2028	2,350	2,698
Banco de Credito Social Cooperativo SA 4.125% 9/3/2030 (1-year EUR-ICE Swap EURIBOR + 1.70% on 9/3/2029) (a)	1,000	1,211
Banco de Sabadell SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028) (a)	900	1,110
Banco de Sabadell SA 5.50% 9/8/2029 (1-year EUR-ICE Swap EURIBOR + 2.40% on 9/8/2028) (a)	700	877
Bank Gospodarstwa Krajowego 4.25% 9/13/2044	290	329
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028) (a)(b)	5,000	5,993
Banque Federative du Credit Mutuel 3.875% 6/16/2032 (5-year EUR Mid-Swap + 2.20% on 6/16/2027) (a)	2,800	3,331
Belgium (Kingdom of), Series 98, 3.30% 6/22/2054	880	869
BMS Ireland Capital Funding DAC 3.857% 11/10/2038	290	336
BMS Ireland Capital Funding DAC 4.289% 11/10/2045	220	254
BMS Ireland Capital Funding DAC 4.581% 11/10/2055	1,680	1,930
BPCE SA 4.50% 1/13/2033	1,400	1,728
BPCE SA 4.875% 2/26/2036 (5-year EUR-ICE Swap EURIBOR + 2.30% on 2/26/2031) (a)	900	1,112
Bulgaria (Republic of) 3.375% 7/18/2035	1,340	1,552
Coca-Cola Co. 3.375% 8/15/2037	155	177
Commerzbank AG 4.625% 1/17/2031 (3-month EUR-EURIBOR + 2.10% on 1/17/2030) (a)	1,900	2,348
Croatia (Republic of) 3.25% 2/11/2037	1,005	1,145
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029) (a)	4,000	4,441
Deutsche Telekom AG 3.25% 6/4/2035	1,990	2,305
Deutsche Telekom International Finance BV 7.50% 1/24/2033	200	297
Dow Chemical Co. (The) 1.125% 3/15/2032	827	835
Egypt (Arab Republic of) 5.625% 4/16/2030	300	352
Electricite de France SA 4.25% 1/25/2032	1,300	1,602
Electricite de France SA 4.00% 5/7/2037	500	583
Electricite de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028) (a)	5,000	5,744
Electricite de France SA 7.50% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 4.86% on 12/6/2028) (a)	1,200	1,538
Enel Finance International NV 4.00% 2/20/2031	465	567
Engie SA 3.875% 1/6/2031	1,000	1,215
Equinor ASA 1.375% 5/22/2032	3,650	3,841
Eurobank SA 5.875% 11/28/2029 (1-year EUR Mid-Swap + 2.83% on 11/28/2028) (a)	240	304
Eurobank SA 4.875% 4/30/2031 (5-year EUR Mid-Swap + 2.165% on 4/30/2030) (a)	2,030	2,537
Eurobank SA 4.00% 2/7/2036 (1-year EUR-ICE Swap EURIBOR + 1.70% on 2/7/2035) (a)	1,375	1,613
European Investment Bank 0.25% 1/20/2032	2,075	2,106
European Investment Bank 1.50% 6/15/2032	1,000	1,088
European Investment Bank 2.875% 1/12/2033	4,500	5,300
European Investment Bank 2.875% 1/15/2035	395	458
European Union 0.25% 10/22/2026	610	707
European Union 2.875% 12/6/2027	1,060	1,261
European Union 2.875% 10/5/2029	170	203
European Union 2.50% 10/14/2030	1,375	1,607
European Union 3.125% 12/4/2030	190	228
European Union 0% 7/4/2031	705	716
European Union 2.75% 12/13/2032	2,010	2,343
European Union 3.25% 7/4/2034	380	453
European Union 0% 7/4/2035	220	191
European Union 3.375% 12/12/2035	10,230	12,201
European Union 3.625% 12/12/2040	9,495	11,123
European Union 3.75% 10/12/2045	635	736

American Funds Insurance Series	200

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Euros (continued)
European Union 0.70% 7/6/2051	EUR3,000	$1,724
European Union 3.375% 10/5/2054	540	562
European Union 4.00% 10/12/2055	2,070	2,400
Finland (Republic of) 3.00% 9/15/2033	2,370	2,792
Ford Motor Credit Co., LLC 3.622% 7/27/2028	960	1,137
French Republic O.A.T. 0.75% 2/25/2028	980	1,114
French Republic O.A.T. 2.75% 2/25/2029	1,790	2,119
French Republic O.A.T. 0% 11/25/2030	19,550	20,068
French Republic O.A.T. 0% 5/25/2032	2,120	2,056
French Republic O.A.T. 2.00% 11/25/2032	3,170	3,467
French Republic O.A.T. 3.00% 5/25/2033	1,920	2,225
French Republic O.A.T. 3.00% 11/25/2034	4,430	5,039
French Republic O.A.T. 0.50% 5/25/2040	600	440
French Republic O.A.T. 0.75% 5/25/2052	180	93
French Republic O.A.T. 3.75% 5/25/2056	400	414
Germany (Federal Republic of) 0% 10/9/2026	2,305	2,668
Germany (Federal Republic of) 0% 11/15/2027	1,400	1,583
Germany (Federal Republic of) 1.70% 8/15/2032	930	1,034
Germany (Federal Republic of) 2.50% 2/15/2035	23,125	26,485
Germany (Federal Republic of) 1.00% 5/15/2038	1,300	1,203
Germany (Federal Republic of) 0% 8/15/2050	1,200	609
Germany (Federal Republic of) 2.90% 8/15/2056	1,190	1,247
Greece (Hellenic Republic of) 3.875% 6/15/2028	615	750
Greece (Hellenic Republic of) 1.50% 6/18/2030	690	773
Greece (Hellenic Republic of) 1.75% 6/18/2032	1,915	2,089
Greece (Hellenic Republic of) 3.90% 1/30/2033	3,200	3,943
Greece (Hellenic Republic of) 3.625% 6/15/2035	2,895	3,455
Greece (Hellenic Republic of) 4.125% 6/15/2054	640	734
Hungary (Republic of) 4.875% 3/22/2040	305	358
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032) (a)	1,200	1,558
Ireland (Republic of) 2.60% 10/18/2034	1,820	2,073
Ireland (Republic of) 3.00% 10/18/2043	1,130	1,245
Ireland (Republic of) 3.15% 10/18/2055	755	791
Italy (Republic of) 3.10% 8/28/2026	3,425	4,052
Italy (Republic of) 1.35% 4/1/2030	7	8
Italy (Republic of) 2.70% 10/1/2030	1,365	1,600
Italy (Republic of) 3.25% 11/15/2032	2,595	3,075
Italy (Republic of) 4.20% 3/1/2034	1,430	1,791
Italy (Republic of) 3.65% 8/1/2035	5,600	6,685
Italy (Republic of) 3.85% 10/1/2040	2,180	2,549
Italy (Republic of) 4.30% 10/1/2054	4,875	5,687
Johnson & Johnson 3.35% 2/26/2037	360	414
Lithuania (Republic of) 3.50% 7/3/2031	1,170	1,406
Lithuania (Republic of) 2.125% 6/1/2032	2,665	2,942
Lithuania (Republic of) 3.50% 2/13/2034	1,620	1,919
Lloyds Banking Group PLC 3.875% 5/14/2032 (1-year EUR-ICE Swap EURIBOR + 1.18% on 5/14/2031) (a)	100	120
Magyar Export-Import Bank 6.00% 5/16/2029	1,430	1,802
Metropolitan Life Global Funding I 0.55% 6/16/2027 (b)	2,000	2,287
MPT Finance Corp. 7.00% 2/15/2032	100	123
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029) (a)	2,725	2,989
NatWest Group PLC 1.043% 9/14/2032 (5-year EUR Mid-Swap + 1.27% on 9/14/2027) (a)	185	211
Ontario (Province of) 3.25% 7/3/2035	2,420	2,816
Orange 3.50% 5/19/2035	1,600	1,856
PepsiCo, Inc. 0.75% 10/14/2033	2,000	1,947
Philip Morris International, Inc. 2.75% 6/6/2029	770	899
Piraeus Bank SA 6.75% 12/5/2029 (1-year EUR Mid-Swap + 3.837% on 12/5/2028) (a)	320	414
Piraeus Bank SA 5.00% 4/16/2030 (1-year EUR-ICE Swap EURIBOR + 2.245% on 4/16/2029) (a)	730	907
Portugal (Republic of) 0.475% 10/18/2030	350	375
Portugal (Republic of) 3.00% 6/15/2035	1,720	1,998
Portugal (Republic of) 3.375% 6/15/2040	715	822
Portugal (Republic of) 3.625% 6/12/2054	685	755

201	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Euros (continued)
Prysmian SpA 3.875% 11/28/2031	EUR435	$524
Romania 2.125% 3/7/2028	500	579
Severn Trent Utilities Finance PLC 4.00% 3/5/2034	475	571
Shell International Finance BV 1.50% 4/7/2028	2,000	2,299
Slovak Republic, Series 250, 3.75% 3/6/2034	640	773
Spain (Kingdom of) 0% 1/31/2028	900	1,012
Spain (Kingdom of) 1.40% 7/30/2028	1,650	1,898
Spain (Kingdom of) 1.45% 4/30/2029	1,890	2,156
Spain (Kingdom of) 1.25% 10/31/2030	1,295	1,428
Spain (Kingdom of) 0.50% 10/31/2031	1,247	1,289
Spain (Kingdom of) 3.55% 10/31/2033	5,005	6,082
Spain (Kingdom of) 3.25% 4/30/2034	1,980	2,347
Spain (Kingdom of) 3.20% 10/31/2035	510	595
Spain (Kingdom of) 1.90% 10/31/2052	1,010	775
State Grid Overseas Investment (2016), Ltd. 2.125% 5/2/2030	200	229
Stryker Corp. 1.00% 12/3/2031	450	466
T-Mobile USA, Inc. 3.15% 2/11/2032	1,705	1,984
Toyota Motor Credit Corp. 0.125% 11/5/2027	1,850	2,079
Treasury Corp. of Victoria 3.625% 9/29/2040	2,230	2,571
United Mexican States 3.50% 9/19/2029	650	763
Verallia SAS 3.875% 11/4/2032	4,500	5,161
Verizon Communications, Inc. 3.50% 6/28/2032	1,620	1,914

		303,335

Japanese yen 7.20%
Indonesia (Republic of), Series 20, 0.57% 5/27/2026	JPY100,000	637
Indonesia (Republic of), Series 31, 0.99% 5/27/2027	400,000	2,534
Indonesia (Republic of), Series 32, 1.33% 5/25/2029	300,000	1,869
Japan, Series 474, 0.70% 7/1/2027	762,850	4,845
Japan, Series 352, 0.10% 9/20/2028	2,585,750	16,016
Japan, Series 356, 0.10% 9/20/2029	1,029,800	6,266
Japan, Series 116, 2.20% 3/20/2030	576,100	3,787
Japan, Series 362, 0.10% 3/20/2031	514,000	3,041
Japan, Series 374, 0.80% 3/20/2034	68,200	399
Japan, Series 30, 0.005% 3/10/2035 (c)	646,511	4,027
Japan, Series 152, 1.20% 3/20/2035	1,239,550	7,390
Japan, Series 21, 2.30% 12/20/2035	720,000	4,696
Japan, Series 162, 0.60% 9/20/2037	1,966,150	10,429
Japan, Series 173, 0.40% 6/20/2040	270,900	1,282
Japan, Series 179, 0.50% 12/20/2041	196,950	903
Japan, Series 182, 1.10% 9/20/2042	619,850	3,096
Japan, Series 186, 1.50% 9/20/2043	1,341,900	7,016
Japan, Series 188, 1.60% 3/20/2044	69,000	363
Japan, Series 192, 2.40% 3/20/2045	1,387,100	8,201
Japan, Series 53, 0.60% 12/20/2046	781,600	3,136
Japan, Series 37, 0.60% 6/20/2050	694,500	2,460
Japan, Series 73, 0.70% 12/20/2051	1,568,700	5,419
Japan, Series 74, 1.00% 3/20/2052	246,100	926
Japan, Series 76, 1.40% 9/20/2052	5,800	24
Japan, Series 79, 1.20% 6/20/2053	612,200	2,395
Japan, Series 81, 1.60% 12/20/2053	168,700	732
Japan, Series 84, 2.10% 9/20/2054	958,150	4,694

		106,583

British pounds 4.42%
Credit Agricole SA 5.375% 1/15/2029 (1-year GBP-GILT + 1.65% on 1/15/2028) (a)	GBP800	1,098
Electricite de France SA 5.50% 3/27/2037	900	1,174
Lloyds Banking Group PLC 2.707% 12/3/2035 (5-year GBP-GILT + 2.40% on 12/3/2030) (a)	900	1,089
Quebec (Province of) 2.25% 9/15/2026	1,870	2,493

American Funds Insurance Series	202

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

British pounds (continued)
United Kingdom 0.125% 1/30/2026	GBP425	$572
United Kingdom 4.25% 12/7/2027	3,785	5,161
United Kingdom 1.625% 10/22/2028	3,690	4,706
United Kingdom 4.125% 7/22/2029	2,015	2,741
United Kingdom 4.75% 12/7/2030	4,770	6,678
United Kingdom 0.25% 7/31/2031	12,845	14,159
United Kingdom 1.00% 1/31/2032	7,120	8,017
United Kingdom 4.25% 6/7/2032	1,310	1,782
United Kingdom 3.25% 1/31/2033	1,090	1,380
United Kingdom 0.625% 7/31/2035	210	199
United Kingdom 0.875% 1/31/2046	4,917	3,125
United Kingdom 3.75% 10/22/2053	1,870	1,980
United Kingdom 4.375% 7/31/2054	5,570	6,584
United Kingdom 2.50% 7/22/2065	3,313	2,495

		65,433

Brazilian reais 2.30%
Brazil (Federative Republic of) 0% 1/1/2026	BRL102,863	18,761
Brazil (Federative Republic of) 10.00% 1/1/2031	17,384	2,788
Brazil (Federative Republic of) 10.00% 1/1/2035	43,767	6,549
Brazil (Federative Republic of) 6.00% 8/15/2040 (c)	2,152	351
Brazil (Federative Republic of) 6.00% 8/15/2050 (c)	27,098	4,307
Brazil (Federative Republic of) 6.00% 8/15/2060 (c)	8,019	1,254

		34,010

South Korean won 1.81%
South Korea (Republic of), Series 2709, 3.125% 9/10/2027	KRW4,513,500	3,150
South Korea (Republic of), Series 2712, 2.375% 12/10/2027	5,158,930	3,550
South Korea (Republic of), Series 2803, 3.25% 3/10/2028	3,998,100	2,797
South Korea (Republic of), Series 3212, 4.25% 12/10/2032	18,379,880	13,445
South Korea (Republic of), Series 3512, 3.25% 12/10/2035	5,519,130	3,804

		26,746

Chinese yuan renminbi 1.76%
China (People’s Republic of), Series INBK, 1.49% 12/25/2031	CNY39,540	5,590
China (People’s Republic of), Series INBK, 2.75% 2/17/2032	1,160	176
China (People’s Republic of), Series INBK, 1.57% 5/15/2032	17,280	2,448
China (People’s Republic of), Series INBK, 2.88% 2/25/2033	22,230	3,431
China (People’s Republic of), Series INBK, 2.27% 5/25/2034	54,910	8,127
China (People’s Republic of), Series INBK, 3.53% 10/18/2051	800	140
China (People’s Republic of), Series INBK, 3.12% 10/25/2052	4,740	781
China (People’s Republic of), Series INBK, 3.19% 4/15/2053	4,720	788
China (People’s Republic of), Series INBK, 3.00% 10/15/2053	5,150	834
China (People’s Republic of), Series INBK, 1.92% 1/15/2055	28,690	3,791

		26,106

Australian dollars 1.58%
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD3,640	2,096
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	5,789	3,189
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034	4,415	2,766
New South Wales Treasury Corp. 5.25% 2/24/2038	3,956	2,570
Treasury Corp. of Victoria 5.50% 9/15/2039	19,544	12,734

		23,355

203	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Indian rupees 1.29%
Asian Development Bank 6.72% 2/8/2028	INR144,700	$1,617
European Bank for Reconstruction and Development 5.25% 1/12/2027	81,400	891
European Bank for Reconstruction and Development 6.30% 10/26/2027	34,000	379
European Bank for Reconstruction and Development 6.75% 3/14/2031	248,500	2,745
European Bank for Reconstruction and Development 6.75% 1/13/2032	547,100	6,083
European Investment Bank 6.95% 3/1/2029	46,200	519
European Investment Bank 7.40% 10/23/2033	388,300	4,468
Inter-American Development Bank 7.00% 1/25/2029	18,000	202
International Bank for Reconstruction and Development 6.75% 9/8/2027	126,400	1,412
Korea Development Bank 6.75% 7/1/2030	73,000	805

		19,121

Canadian dollars 1.26%
Canada (Government) 3.50% 3/1/2028	CAD15,013	11,134
Canada (Government) 3.25% 12/1/2033	7,330	5,334
Canada (Government) 2.75% 12/1/2048	3,500	2,142

		18,610

Malaysian ringgits 1.22%
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034	MYR5,412	1,368
Malaysia (Federation of), Series 0124, 4.054% 4/18/2039	6,143	1,559
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	10,588	2,601
Malaysia (Federation of), Series 0221, 4.417% 9/30/2041	2,484	657
Malaysia (Federation of), Series 0223, 4.291% 8/14/2043	9,030	2,350
Malaysia (Federation of), Series 0224, 4.18% 5/16/2044	35,614	9,149
Malaysia (Federation of), Series 0417, 4.895% 5/8/2047	1,277	361

		18,045

Hungarian forints 1.11%
Hungary (Republic of) 3.00% 8/21/2030	HUF2,824,560	7,500
Hungary (Republic of) 4.50% 5/27/2032	1,731,010	4,742
Hungary (Republic of) 4.75% 11/24/2032	1,494,300	4,117

		16,359

Indonesian rupiah 0.52%
Indonesia (Republic of), Series FR84, 7.25% 2/15/2026	IDR22,733,000	1,370
Indonesia (Republic of), Series FR64, 6.125% 5/15/2028	1,556,000	95
Indonesia (Republic of), Series FR71, 9.00% 3/15/2029	26,010,000	1,725
Indonesia (Republic of), Series FR82, 7.00% 9/15/2030	2,930,000	185
Indonesia (Republic of), Series FR100, 6.625% 2/15/2034	29,412,000	1,826
Indonesia (Republic of), Series FR68, 8.375% 3/15/2034	6,937,000	475
Indonesia (Republic of), Series 103, 6.75% 7/15/2035	32,954,000	2,079

		7,755

Mexican pesos 0.44%
America Movil, SAB de CV, 10.125% 1/22/2029	MXN13,920	798
America Movil, SAB de CV, 9.50% 1/27/2031	41,870	2,369
America Movil, SAB de CV, 10.30% 1/30/2034	19,710	1,156
United Mexican States, Series M30, 8.50% 11/18/2038	21,100	1,100
United Mexican States, Series M, 8.00% 7/31/2053	21,739	1,031

		6,454

American Funds Insurance Series	204

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Danish kroner 0.43%
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043 (d)	DKK46,626	$6,029
Realkredit Danmark AS 1.00% 10/1/2053 (d)	2,461	299

		6,328

Colombian pesos 0.30%
Colombia (Republic of), Series B, 7.25% 10/18/2034	COP11,132,100	2,098
Colombia (Republic of), Series B, 11.75% 1/24/2035	4,779,600	1,183
Colombia (Republic of), Series B, 7.25% 10/26/2050	7,150,600	1,090

		4,371

South African rand 0.28%
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR8,400	518
South Africa (Republic of), Series R-2032, 8.25% 3/31/2032	59,870	3,703

		4,221

Chilean pesos 0.28%
Chile (Republic of) 1.50% 3/1/2026 (c)	CLP914,184	1,013
Chile (Republic of) 5.00% 10/1/2028	955,000	1,069
Chile (Republic of) 6.00% 4/1/2033	1,720,000	1,992

		4,074

Polish zloty 0.27%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN4,900	1,294
Poland (Republic of), Series 1033, 6.00% 10/25/2033	9,280	2,766

		4,060

New Zealand dollars 0.20%
New Zealand 4.25% 5/15/2036	NZD3,397	1,915
New Zealand 3.25% 9/20/2050 (c)	1,729	1,025

		2,940

Turkish lira 0.12%
Turkey (Republic of), Series 2Y, 36.00% 8/12/2026	TRY70,000	1,644
Turkey (Republic of), Series 10Y, 17.80% 7/13/2033	12,175	201

		1,845

Philippine pesos 0.08%
Asian Development Bank 5.25% 4/29/2035	PHP45,900	769
Philippines (Republic of) 6.75% 9/15/2032	27,600	491

		1,260

Czech korunas 0.06%
Czech Republic 6.00% 2/26/2026	CZK17,550	857

U.S. dollars 43.50%
1261229 B.C., Ltd. 10.00% 4/15/2032 (e)	USD200	208
AAR Escrow Issuer, LLC 6.75% 3/15/2029 (e)	27	28
AbbVie, Inc. 5.05% 3/15/2034	2,790	2,868
AbbVie, Inc. 5.35% 3/15/2044	75	74
AbbVie, Inc. 5.50% 3/15/2064	150	146
ACHV ABS Trust, Series 2024-3AL, Class C, 5.68% 12/26/2031 (d)(e)	54	55

205	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
Advance Auto Parts, Inc. 5.95% 3/9/2028	USD45	$46
AerCap Ireland Capital DAC 2.45% 10/29/2026	2,102	2,074
Aero Capital Solutions, Inc., Term Loan, (1-month USD CME Term SOFR + 3.00%) 7.61% 11/17/2029 (e)(f)(g)(h)	442	439
Aeropuerto Internacional de Tocumen SA 5.125% 8/11/2061 (e)	660	537
AG Issuer, LLC 6.25% 3/1/2028 (e)	165	166
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028) (a)(e)	1,147	1,218
AIB Group PLC 5.871% 3/28/2035 (USD-SOFR + 1.91% on 3/28/2034) (a)(e)	2,985	3,156
Albertsons Cos., Inc. 3.50% 3/15/2029 (e)	140	135
Albion Financing 1 SARL 7.00% 5/21/2030 (e)	200	210
Alera Group Intermediate Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 5.50%) 9.216% 5/30/2033 (g)(h)	65	66
Alfa Transmisora De Energia SA 4.55% 9/27/2051	1,295	1,047
Allegro CLO, Ltd., Series 2019-1, Class ARR, (3-month USD CME Term SOFR + 1.13%) 5.014% 4/20/2032 (d)(e)(h)	284	284
Alliance Resource Operating Partners, LP 8.625% 6/15/2029 (e)	50	53
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027 (e)	145	147
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029 (e)	120	121
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031 (e)	180	187
Alliant Holdings Intermediate, LLC 6.50% 10/1/2031 (e)	65	67
Alliant Holdings Intermediate, LLC 7.375% 10/1/2032 (e)	70	73
Allied Universal Holdco, LLC 6.00% 6/1/2029 (e)	300	297
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029 (e)	200	208
Amazon.com, Inc. 1.50% 6/3/2030	2,040	1,840
Amazon.com, Inc. 5.45% 11/20/2055	578	565
Amentum Holdings, Inc. 7.25% 8/1/2032 (e)	98	103
Amer Sports Co. 6.75% 2/16/2031 (e)	35	37
American Express Co. 5.532% 4/25/2030 (USD-SOFR + 1.09% on 4/25/2029) (a)	1,030	1,075
Amgen, Inc. 2.20% 2/21/2027	445	437
Amgen, Inc. 5.25% 3/2/2030	981	1,019
Amgen, Inc. 5.25% 3/2/2033	2,687	2,782
Amgen, Inc. 5.65% 3/2/2053	1,284	1,258
Anywhere Real Estate Group, LLC 5.75% 1/15/2029 (e)	110	107
Anywhere Real Estate Group, LLC 5.25% 4/15/2030 (e)	115	108
AP Core Holdings II, LLC, Term Loan B, (3-month USD CME Term SOFR + 5.614%) 9.331% 9/1/2027 (g)(h)	95	95
Apollo Aviation Securitization Equity Trust, Series 2025-3A, Class A, 5.243% 2/16/2050 (d)(e)	3,541	3,555
Apollo Aviation Securitization Equity Trust, Series 2025-2A, Class A, 5.522% 2/16/2050 (d)(e)	958	966
Apollo Aviation Securitization Equity Trust, Series 2025-1A, Class A, 5.943% 2/16/2050 (d)(e)	537	549
Apple Bidco, LLC, Term Loan, (3-month USD CME Term SOFR + 2.50%) 6.216% 9/23/2031 (g)(h)	144	145
Aretec Group, Inc. 7.50% 4/1/2029 (e)	245	247
Aretec Group, Inc. 10.00% 8/15/2030 (e)	45	49
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (e)	55	55
Ascent Resources Utica Holdings, LLC 6.625% 10/15/2032 (e)	25	26
Ascent Resources Utica Holdings, LLC 6.625% 7/15/2033 (e)	15	16
AT&T, Inc. 3.50% 9/15/2053	2,070	1,386
ATI, Inc. 7.25% 8/15/2030	60	63
Avantor Funding, Inc. 3.875% 11/1/2029 (e)	122	117
Avient Corp. 6.25% 11/1/2031 (e)	25	26
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027 (d)(e)	1,817	1,829
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029 (d)(e)	996	1,037
B&G Foods, Inc. 5.25% 9/15/2027	210	206
B&G Foods, Inc. 8.00% 9/15/2028 (e)	25	25
BAE Systems PLC 5.30% 3/26/2034 (e)	865	896
Baldwin Insurance Group Holdings, LLC 7.125% 5/15/2031 (e)	20	21
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056 (d)(h)	219	234
Bank Gospodarstwa Krajowego 5.75% 7/9/2034 (e)	950	1,001
Bank Gospodarstwa Krajowego 6.25% 7/9/2054 (e)	425	442
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031) (a)	4,040	3,614
Bank of America Corp. 5.464% 5/9/2036 (USD-SOFR + 1.64% on 5/9/2035) (a)	1,535	1,599
BAT Capital Corp. 3.215% 9/6/2026	955	950
BAT Capital Corp. 4.625% 3/22/2033	188	187

American Funds Insurance Series	206

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
BAT Capital Corp. 5.625% 8/15/2035	USD5,501	$5,733
Bath & Body Works, Inc. 6.625% 10/1/2030 (e)	120	123
Bath & Body Works, Inc. 6.875% 11/1/2035	75	76
BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033) (a)	3,056	3,382
Becton, Dickinson and Co. 4.298% 8/22/2032	320	316
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031 (e)	400	396
Block, Inc. 5.625% 8/15/2030 (e)	40	41
Block, Inc. 6.50% 5/15/2032	240	250
BMO Mortgage Trust, Series 2024-5C8, Class AS, 5.94% 12/15/2057 (d)(h)	1,070	1,113
BMW US Capital, LLC 4.15% 4/9/2030 (e)	900	895
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028) (a)(e)	700	663
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031) (a)(e)	1,275	1,166
Boeing Co. (The) 6.259% 5/1/2027	45	46
Boeing Co. (The) 5.15% 5/1/2030	2,451	2,519
Boeing Co. (The) 3.625% 2/1/2031	718	690
Boeing Co. (The) 6.388% 5/1/2031	723	785
Boeing Co. (The) 6.528% 5/1/2034	457	506
Boeing Co. (The) 5.805% 5/1/2050	50	49
Boeing Co. (The) 6.858% 5/1/2054	526	591
Boost Newco Borrower, LLC 7.50% 1/15/2031 (e)	25	27
Borr IHC, Ltd. 10.00% 11/15/2028 (e)	277	279
Boyd Gaming Corp. 4.75% 6/15/2031 (e)	45	44
Boyne USA, Inc. 4.75% 5/15/2029 (e)	107	106
Braskem Netherlands Finance BV 4.50% 1/31/2030	2,228	873
Braskem Netherlands Finance BV 8.50% 1/12/2031	2,329	913
Braskem Netherlands Finance BV 8.50% 1/12/2031 (e)	525	206
Braskem Netherlands Finance BV 7.25% 2/13/2033	793	308
BRAVO Residential Funding Trust, Series 2025-NQM5, Class A1, 5.496% 2/25/2065 (6.496% on 5/1/2027) (a)(d)(e)	1,348	1,360
Bristol-Myers Squibb Co. 5.20% 2/22/2034	1,925	2,002
Bristol-Myers Squibb Co. 5.55% 2/22/2054	2,200	2,162
Broadcom, Inc. 4.00% 4/15/2029 (e)	250	249
Broadcom, Inc. 3.469% 4/15/2034	746	680
Broadcom, Inc. 3.137% 11/15/2035 (e)	185	159
Brookfield Property REIT, Inc. 5.75% 5/15/2026 (e)	63	63
Brown & Brown, Inc. 5.25% 6/23/2032	100	102
Brown & Brown, Inc. 6.25% 6/23/2055	70	73
Burlington Northern Santa Fe, LLC 5.50% 3/15/2055	232	229
BWX Technologies, Inc. 4.125% 4/15/2029 (e)	175	171
BX Trust, Series 2025-BIO3, Class A, 6.138% 2/10/2042 (d)(e)	1,724	1,772
BX Trust, Series 2025-ARIA, Class A, 5.031% 12/13/2042 (d)(e)(h)	3,685	3,723
BX Trust, Series 2025-VOLT, Class A, (1-month USD CME Term SOFR + 1.70%) 5.70% 12/15/2044 (d)(e)(h)	3,368	3,376
Caesars Entertainment, Inc. 7.00% 2/15/2030 (e)	64	66
Caesars Entertainment, Inc. 6.50% 2/15/2032 (e)	45	46
CaixaBank SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029) (a)(e)	1,633	1,697
Canadian Pacific Railway Co. 3.00% 12/2/2041	349	262
Canadian Pacific Railway Co. 3.10% 12/2/2051	1,085	721
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029 (e)	90	86
Cascade Funding Mortgage Trust, Series 2024-NR1, Class A1, 6.405% 11/25/2029 (9.405% on 11/25/2027) (a)(d)(e)	156	156
Cascade Funding Mortgage Trust, Series 2024-HB15, Class M1, 4.00% 8/25/2034 (d)(e)(h)	614	604
Cascade Funding Mortgage Trust, Series 2024-HB15, Class A, 4.00% 8/25/2034 (d)(e)(h)	90	90
Castlelake Aircraft Securitization Trust, Series 2025-1A, Class A, 5.783% 2/15/2050 (d)(e)	801	815
Caturus Energy, LLC 8.50% 2/15/2030 (e)	15	16
CCO Holdings, LLC 5.125% 5/1/2027 (e)	125	125
CCO Holdings, LLC 4.75% 3/1/2030 (e)	135	129
CCO Holdings, LLC 4.50% 8/15/2030 (e)	240	226
CCO Holdings, LLC 4.25% 2/1/2031 (e)	155	143
CCO Holdings, LLC 4.50% 6/1/2033 (e)	147	129
CCO Holdings, LLC 4.25% 1/15/2034 (e)	55	47

207	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
Centene Corp. 2.45% 7/15/2028	USD40	$37
Centene Corp. 4.625% 12/15/2029	35	34
Centene Corp. 2.50% 3/1/2031	65	56
Central Garden & Pet Co. 4.125% 10/15/2030	74	71
Central Garden & Pet Co. 4.125% 4/30/2031 (e)	110	104
Charter Communications Operating, LLC 3.75% 2/15/2028	2,650	2,613
Charter Communications Operating, LLC 5.85% 12/1/2035	641	640
Charter Communications Operating, LLC 4.80% 3/1/2050	384	289
Charter Communications Operating, LLC 3.70% 4/1/2051	188	119
Charter Communications Operating, LLC 3.90% 6/1/2052	458	296
Charter Communications Operating, LLC 5.25% 4/1/2053	17	13
Charter Communications Operating, LLC 6.70% 12/1/2055	3,618	3,472
Cheniere Energy Partners, LP 3.25% 1/31/2032	26	24
China Oil and Gas Group, Ltd. 4.70% 6/30/2026	1,130	1,115
Chubb INA Holdings, LLC 3.35% 5/3/2026	195	195
Chubb INA Holdings, LLC 4.35% 11/3/2045	425	371
Cipher Compute, LLC 7.125% 11/15/2030 (e)	35	36
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028 (d)(e)(h)	805	839
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (d)(e)(h)	1,240	1,279
Citizens Financial Group, Inc. 5.718% 7/23/2032 (USD-SOFR + 1.91% on 7/23/2031) (a)	421	442
Civitas Resources, Inc. 8.75% 7/1/2031 (e)	90	93
Civitas Resources, Inc. 9.625% 6/15/2033 (e)	15	16
Clarivate Science Holdings Corp. 3.875% 7/1/2028 (e)	45	44
Clarivate Science Holdings Corp. 4.875% 7/1/2029 (e)	5	5
Cleveland-Cliffs, Inc. 6.875% 11/1/2029 (e)	100	104
Cleveland-Cliffs, Inc. 4.875% 3/1/2031 (e)	75	72
Cloud Software Group, Inc. 6.50% 3/31/2029 (e)	235	238
Cloud Software Group, Inc. 9.00% 9/30/2029 (e)	175	182
CMS Energy Corp. 3.00% 5/15/2026	1,200	1,196
CNX Resources Corp. 7.25% 3/1/2032 (e)	110	115
Coca-Cola Co. 4.65% 8/14/2034	336	343
Coinbase Global, Inc. 3.375% 10/1/2028 (e)	55	52
Coinbase Global, Inc. 3.625% 10/1/2031 (e)	85	76
Colombia (Republic of) 3.875% 4/25/2027	350	347
Colombia (Republic of) 7.375% 4/25/2030	2,400	2,540
Colombia (Republic of) 3.125% 4/15/2031	3,000	2,607
Colombia (Republic of) 8.00% 11/14/2035	347	371
Comcast Corp. 4.80% 5/15/2033	4,100	4,137
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029 (e)	198	183
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032 (e)	67	60
Comstock Resources, Inc. 5.875% 1/15/2030 (e)	65	63
Connect Finco SARL 9.00% 9/15/2029 (e)	200	212
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 6.174% 5/25/2043 (d)(e)(h)	1,032	1,052
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (30-day Average USD-SOFR + 3.55%) 7.424% 5/25/2043 (d)(e)(h)	804	844
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 5.774% 6/25/2043 (d)(e)(h)	503	508
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, (30-day Average USD-SOFR + 3.10%) 6.974% 6/25/2043 (d)(e)(h)	305	317
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 5.574% 7/25/2043 (d)(e)(h)	326	328
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1M2, (30-day Average USD-SOFR + 1.80%) 5.674% 1/25/2044 (d)(e)(h)	206	207
Connecticut Avenue Securities Trust, Series 2024-R04, Class 1M2, (30-day Average USD-SOFR + 1.65%) 5.524% 5/25/2044 (d)(e)(h)	1,148	1,153
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1A1, (30-day Average USD-SOFR + 1.00%) 4.874% 2/25/2045 (d)(e)(h)	252	253
Connecticut Avenue Securities Trust, Series 2025-R02, Class 1M1, (30-day Average USD-SOFR + 1.15%) 5.024% 2/25/2045 (d)(e)(h)	437	438
Constellation Oil Services Holding SA 9.375% 11/7/2029 (e)	200	208

American Funds Insurance Series	208

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
COPT Defense Properties, LP 2.75% 4/15/2031	USD1,212	$1,107
Corebridge Financial, Inc. 3.90% 4/5/2032	748	710
CoreLogic, Inc. 4.50% 5/1/2028 (e)	384	378
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.614%) 10.331% 6/4/2029 (g)(h)	65	66
Coty, Inc. 4.75% 1/15/2029 (e)	65	64
Coty, Inc. 5.60% 1/15/2031 (e)	355	359
Cougar JV Subsidiary, LLC 8.00% 5/15/2032 (e)	65	70
CRC Insurance Group, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 5/6/2032 (g)(h)	124	126
Crescent Energy Finance, LLC 9.25% 2/15/2028 (e)	128	132
Crescent Energy Finance, LLC 7.625% 4/1/2032 (e)	165	160
Crown Castle, Inc. 2.50% 7/15/2031	767	686
CSN Inova Ventures 6.75% 1/28/2028 (b)	2,740	2,542
CSX Corp. 3.80% 4/15/2050	75	57
Darling Ingredients, Inc. 6.00% 6/15/2030 (e)	10	10
DaVita, Inc. 6.75% 7/15/2033 (e)	40	42
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026) (a)	1,160	1,141
Deutsche Telekom International Finance BV 9.25% 6/1/2032	930	1,160
Diamond Sports Net, LLC, Term Loan, 15.00% PIK 1/2/2028 (g)(i)	9	3
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (e)	125	133
DIRECTV Financing, LLC 5.875% 8/15/2027 (e)	21	21
DIRECTV Financing, LLC 8.875% 2/1/2030 (e)	60	61
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.262%) 9.102% 8/2/2027 (g)(h)	5	5
DISH Network Corp. 11.75% 11/15/2027 (e)	296	308
Duke Energy Florida, LLC 4.85% 12/1/2035	175	174
Durst Commercial Mortgage Trust, Series 2025-151, Class A, 5.317% 8/10/2042 (d)(e)(h)	1,597	1,631
EchoStar Corp. 10.75% 11/30/2029	105	116
Edison International 5.25% 11/15/2028	1,862	1,888
Edison International 5.45% 6/15/2029	75	76
Edison International 6.95% 11/15/2029	350	373
Edison International 5.25% 3/15/2032	705	706
Egypt (Arab Republic of) 9.45% 2/4/2033 (e)	460	529
Electricite de France SA 5.65% 4/22/2029 (e)	800	833
Electricite de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033) (a)	435	508
Electricite de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033) (a)(e)	300	350
Element Solutions, Inc. 3.875% 9/1/2028 (e)	105	103
Ellucian Holdings, Inc. 6.50% 12/1/2029 (e)	25	26
Ellucian Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.466% 11/22/2032 (g)(h)	25	25
Endo Finance Holdings, Inc. 8.50% 4/15/2031 (e)	190	201
Endo Finance Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 7.466% 4/23/2031 (g)(h)	84	83
Enel Finance International NV 1.625% 7/12/2026 (e)	1,248	1,232
Enel Finance International NV 2.125% 7/12/2028 (e)	1,227	1,167
Enel Finance International NV 4.125% 9/30/2028 (e)	2,125	2,122
Enfragen Energia Sur SA 5.375% 12/30/2030	3,329	3,099
Enterprise Products Operating, LLC 4.95% 2/15/2035	168	170
Enviri Corp. 5.75% 7/31/2027 (e)	145	145
EQT Corp. 6.375% 4/1/2029	20	21
EQT Corp. 7.50% 6/1/2030	45	50
EquipmentShare, Series 2025-1M, Class A, 5.48% 9/26/2033 (d)(e)	498	502
EquipmentShare.com, Inc. 9.00% 5/15/2028 (e)	90	94
EquipmentShare.com, Inc. 8.625% 5/15/2032 (e)	15	16
Evergreen Credit Card Trust, Series 2025-CRT5, Class B, 5.24% 5/15/2029 (d)(e)	148	150
Exeter Automobile Receivables Trust, Series 2023-5A, Class B, 6.58% 4/17/2028 (d)	16	16
Expand Energy Corp. 4.875% 4/15/2022 (j)	915	–	(k)
Expand Energy Corp. 6.75% 4/15/2029 (e)	30	30
Expand Energy Corp. 5.375% 3/15/2030	55	56
Expand Energy Corp. 4.75% 2/1/2032	15	15
Export-Import Bank of Thailand 5.354% 5/16/2029	1,420	1,472
Fair Isaac Corp. 4.00% 6/15/2028 (e)	15	15
Fair Isaac Corp. 6.00% 5/15/2033 (e)	125	129

209	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
Fannie Mae Pool #MA5696 7.00% 3/1/2045 (d)	USD51	$54
Fannie Mae Pool #BP5576 2.50% 6/1/2050 (d)	6	5
Fannie Mae Pool #FP0015 2.50% 9/1/2050 (d)	1	1
Fannie Mae Pool #FS9792 4.50% 12/1/2050 (d)	117	116
Fannie Mae Pool #FM9672 2.50% 12/1/2051 (d)	240	203
Fannie Mae Pool #MA4577 2.00% 4/1/2052 (d)	1,365	1,107
Fannie Mae Pool #FS9189 2.00% 5/1/2052 (d)	1,332	1,082
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (d)	3,320	2,697
Fannie Mae Pool #CB4852 4.50% 10/1/2052 (d)	3,753	3,680
Fannie Mae Pool #MA4785 5.00% 10/1/2052 (d)	48	48
Fannie Mae Pool #MA4805 4.50% 11/1/2052 (d)	1,614	1,582
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (d)	86	87
Fannie Mae Pool #FS4191 5.50% 3/1/2053 (d)	188	192
Fannie Mae Pool #CB5912 6.00% 3/1/2053 (d)	407	422
Fannie Mae Pool #BY0943 4.00% 4/1/2053 (d)	19	18
Fannie Mae Pool #FS4840 5.50% 5/1/2053 (d)	495	503
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (d)	15	15
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (d)	53	54
Fannie Mae Pool #BW9648 3.50% 7/1/2053 (d)	27	25
Fannie Mae Pool #CB6626 4.00% 7/1/2053 (d)	28	26
Fannie Mae Pool #MA5071 5.00% 7/1/2053 (d)	398	399
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (d)	202	206
Fannie Mae Pool #CB7104 5.50% 9/1/2053 (d)	1,443	1,472
Fannie Mae Pool #MA5165 5.50% 10/1/2053 (d)	766	779
Fannie Mae Pool #MA5166 6.00% 10/1/2053 (d)	1,595	1,642
Fannie Mae Pool #FS6838 5.50% 11/1/2053 (d)	400	407
Fannie Mae Pool #MA5191 6.00% 11/1/2053 (d)	1,912	1,968
Fannie Mae Pool #DA4667 6.50% 1/1/2054 (d)	568	590
Fannie Mae Pool #MA5271 5.50% 2/1/2054 (d)	575	584
Fannie Mae Pool #FS6809 5.50% 2/1/2054 (d)	204	207
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (d)	419	425
Fannie Mae Pool #MA5295 6.00% 3/1/2054 (d)	242	249
Fannie Mae Pool #MA5401 3.50% 4/1/2054 (d)	149	138
Fannie Mae Pool #BU4479 5.50% 4/1/2054 (d)	310	316
Fannie Mae Pool #DB2495 6.00% 5/1/2054 (d)	210	216
Fannie Mae Pool #FS8131 5.50% 6/1/2054 (d)	1,575	1,609
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (d)	695	722
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (d)	605	624
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (d)	389	400
Fannie Mae Pool #FS8223 6.00% 6/1/2054 (d)	212	218
Fannie Mae Pool #FS8219 6.00% 6/1/2054 (d)	184	191
Fannie Mae Pool #MA5389 6.00% 6/1/2054 (d)	23	23
Fannie Mae Pool #CB8842 5.50% 7/1/2054 (d)	3,843	3,921
Fannie Mae Pool #BU4699 5.50% 7/1/2054 (d)	971	991
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (d)	742	766
Fannie Mae Pool #DB5214 6.00% 7/1/2054 (d)	553	568
Fannie Mae Pool #BU4707 6.00% 7/1/2054 (d)	537	552
Fannie Mae Pool #FS8318 6.00% 7/1/2054 (d)	384	400
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (d)	237	243
Fannie Mae Pool #CB8858 6.00% 7/1/2054 (d)	199	206
Fannie Mae Pool #DB7039 6.00% 7/1/2054 (d)	164	169
Fannie Mae Pool #FS8591 6.00% 7/1/2054 (d)	4	5
Fannie Mae Pool #FS8786 6.50% 7/1/2054 (d)	13	14
Fannie Mae Pool #DB7783 5.50% 8/1/2054 (d)	383	390
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (d)	461	479
Fannie Mae Pool #DB7792 6.00% 8/1/2054 (d)	322	331
Fannie Mae Pool #FS8758 6.00% 8/1/2054 (d)	284	292
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (d)	216	223
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (d)	186	192
Fannie Mae Pool #DC0299 6.00% 8/1/2054 (d)	185	190
Fannie Mae Pool #DB7692 6.00% 8/1/2054 (d)	179	185

American Funds Insurance Series	210

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
Fannie Mae Pool #BU4968 6.00% 8/1/2054 (d)	USD150	$154
Fannie Mae Pool #DB7687 6.00% 8/1/2054 (d)	81	84
Fannie Mae Pool #DB7690 6.00% 8/1/2054 (d)	69	72
Fannie Mae Pool #DC0296 6.00% 8/1/2054 (d)	60	62
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (d)	35	36
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (d)	57	60
Fannie Mae Pool #DC0503 6.00% 9/1/2054 (d)	835	858
Fannie Mae Pool #FS8866 6.00% 9/1/2054 (d)	422	437
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (d)	171	178
Fannie Mae Pool #DC3877 6.00% 10/1/2054 (d)	697	717
Fannie Mae Pool #MA5530 5.00% 11/1/2054 (d)	1,739	1,736
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (d)	114	116
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (d)	46	46
Fannie Mae Pool #MA5586 5.50% 1/1/2055 (d)	23	23
Fannie Mae Pool #DC9957 6.00% 1/1/2055 (d)	660	679
Fannie Mae Pool #MA5612 4.50% 2/1/2055 (d)	3,973	3,882
Fannie Mae Pool #MA5644 4.50% 3/1/2055 (d)	594	580
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (d)	87	89
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (d)	429	446
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (d)	4,129	4,344
Fannie Mae Pool #MA5670 4.00% 4/1/2055 (d)	194	184
Fannie Mae Pool #MA5671 4.50% 4/1/2055 (d)	630	615
Fannie Mae Pool #DD6324 5.00% 4/1/2055 (d)	367	367
Fannie Mae Pool #MA5697 4.00% 5/1/2055 (d)	289	275
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (d)	337	337
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (d)	1,042	1,071
Fannie Mae Pool #MA5734 5.00% 6/1/2055 (d)	1,564	1,560
Fannie Mae Pool #MA5735 5.50% 6/1/2055 (d)	377	382
Fannie Mae Pool #MA5737 6.50% 6/1/2055 (d)	349	363
Fannie Mae Pool #DD9889 6.00% 7/1/2055 (d)	727	747
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (d)	73	74
Fannie Mae Pool #DE6152 6.50% 8/1/2055 (d)	151	157
Fannie Mae Pool #DE6383 7.00% 8/1/2055 (d)	425	447
Fannie Mae Pool #MA5822 5.50% 9/1/2055 (d)	186	188
Fannie Mae Pool #MA5962 7.00% 1/1/2056 (d)	338	356
Farmer Mac Agricultural Real Estate Trust, Series 2024-2, Class B, 5.591% 8/1/2054 (d)(e)(h)	315	286
Fertitta Entertainment, LLC 6.75% 1/15/2030 (e)	25	24
Fiesta Purchaser, Inc. 7.875% 3/1/2031 (e)	150	157
Fiesta Purchaser, Inc. 9.625% 9/15/2032 (e)	30	32
Fiesta Purchaser, Inc., Term Loan B, (1-month USD CME Term SOFR + 2.75%) 6.466% 2/12/2031 (g)(h)	15	15
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (b)(g)(h)	26	27
First Student Bidco, Inc. 4.00% 7/31/2029 (e)	45	44
FirstEnergy Corp., Series B, 3.90% 7/15/2027	1,763	1,757
Flutter Treasury DAC 5.875% 6/4/2031 (e)	200	203
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class A, (1-month USD CME Term SOFR + 1.45%) 5.20% 12/15/2039 (d)(e)(h)	483	485
Ford Motor Co. 6.10% 8/19/2032	30	31
Ford Motor Credit Co., LLC 5.85% 5/17/2027	2,175	2,209
Ford Motor Credit Co., LLC 4.95% 5/28/2027	300	301
Ford Motor Credit Co., LLC 3.815% 11/2/2027	200	197
Ford Motor Credit Co., LLC 7.35% 11/4/2027	200	209
Ford Motor Credit Co., LLC 2.90% 2/16/2028	200	193
Ford Motor Credit Co., LLC 5.80% 3/8/2029	3,000	3,066
Ford Motor Credit Co., LLC 5.73% 9/5/2030	1,590	1,615
Ford Motor Credit Co., LLC 4.00% 11/13/2030	125	118
Ford Motor Credit Co., LLC 6.50% 2/7/2035	3,100	3,213
Ford Otomotiv Sanayi AS 7.125% 4/25/2029 (e)	255	265
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033 (d)	1,680	1,632
Freddie Mac Pool #RB5111 2.00% 5/1/2041 (d)	1,990	1,737
Freddie Mac Pool #Z40273 4.50% 10/1/2048 (d)	184	183
Freddie Mac Pool #RA6114 2.00% 2/1/2052 (d)	586	475

211	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
Freddie Mac Pool #QE3878 3.50% 6/1/2052 (d)	USD23	$21
Freddie Mac Pool #QE6084 5.00% 7/1/2052 (d)	860	862
Freddie Mac Pool #SD2986 3.50% 9/1/2052 (d)	827	767
Freddie Mac Pool #SD8266 4.50% 11/1/2052 (d)	356	349
Freddie Mac Pool #SD8276 5.00% 12/1/2052 (d)	947	948
Freddie Mac Pool #SD8287 4.50% 1/1/2053 (d)	2,677	2,625
Freddie Mac Pool #SD8327 3.50% 4/1/2053 (d)	23	21
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (d)	240	244
Freddie Mac Pool #QG6918 3.50% 7/1/2053 (d)	91	84
Freddie Mac Pool #SD8341 5.00% 7/1/2053 (d)	21	21
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (d)	648	659
Freddie Mac Pool #SD3432 6.00% 7/1/2053 (d)	163	170
Freddie Mac Pool #SD3512 6.00% 8/1/2053 (d)	54	55
Freddie Mac Pool #RA9795 4.00% 9/1/2053 (d)	34	32
Freddie Mac Pool #SD8363 6.00% 9/1/2053 (d)	613	631
Freddie Mac Pool #SD4977 5.00% 11/1/2053 (d)	11,766	11,781
Freddie Mac Pool #RJ0326 6.50% 11/1/2053 (d)	116	121
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (d)	177	180
Freddie Mac Pool #SD8402 6.00% 2/1/2054 (d)	1,515	1,558
Freddie Mac Pool #QI1357 4.00% 3/1/2054 (d)	920	873
Freddie Mac Pool #QI3333 6.00% 4/1/2054 (d)	88	91
Freddie Mac Pool #SD5692 6.00% 5/1/2054 (d)	119	124
Freddie Mac Pool #RJ1855 5.00% 6/1/2054 (d)	260	261
Freddie Mac Pool #RJ1857 5.50% 6/1/2054 (d)	14,117	14,417
Freddie Mac Pool #RJ1768 5.50% 6/1/2054 (d)	772	789
Freddie Mac Pool #RJ1859 6.00% 6/1/2054 (d)	37	39
Freddie Mac Pool #RJ1963 5.50% 7/1/2054 (d)	1,019	1,039
Freddie Mac Pool #QI8872 5.50% 7/1/2054 (d)	490	500
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (d)	1,278	1,313
Freddie Mac Pool #RJ1964 6.00% 7/1/2054 (d)	480	500
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (d)	469	484
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (d)	310	319
Freddie Mac Pool #RJ1975 6.00% 7/1/2054 (d)	305	316
Freddie Mac Pool #SD5873 6.00% 7/1/2054 (d)	193	199
Freddie Mac Pool #SD5896 6.00% 7/1/2054 (d)	160	165
Freddie Mac Pool #RJ2243 5.50% 8/1/2054 (d)	3,336	3,397
Freddie Mac Pool #RJ2203 5.50% 8/1/2054 (d)	600	612
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (d)	282	292
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (d)	24	25
Freddie Mac Pool #RJ2298 5.50% 9/1/2054 (d)	609	619
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (d)	1,012	1,043
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (d)	532	550
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (d)	506	527
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (d)	487	507
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (d)	300	309
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (d)	406	413
Freddie Mac Pool #SD8470 6.00% 10/1/2054 (d)	23	24
Freddie Mac Pool #RJ2851 4.50% 11/1/2054 (d)	415	405
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (d)	1,073	1,089
Freddie Mac Pool #SD8491 5.00% 12/1/2054 (d)	502	501
Freddie Mac Pool #QX1414 5.50% 12/1/2054 (d)	321	326
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (d)	12	12
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (d)	21	22
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (d)	926	975
Freddie Mac Pool #SD8501 7.00% 1/1/2055 (d)	237	249
Freddie Mac Pool #QX6724 6.00% 2/1/2055 (d)	58	60
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (d)	49	50
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (d)	149	149
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (d)	526	540
Freddie Mac Pool #QY1579 6.50% 4/1/2055 (d)	81	85
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (d)	311	311

American Funds Insurance Series	212

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
Freddie Mac Pool #SD8533 5.50% 5/1/2055 (d)	USD206	$209
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (d)	144	148
Freddie Mac Pool #QY4408 7.00% 5/1/2055 (d)	302	318
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (d)	438	437
Freddie Mac Pool #RQ0024 4.00% 7/1/2055 (d)	4,994	4,740
Freddie Mac Pool #RQ0026 5.00% 7/1/2055 (d)	169	169
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (d)	171	173
Freddie Mac Pool #QY7483 6.00% 7/1/2055 (d)	765	786
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, (30-day Average USD-SOFR + 2.90%) 6.774% 4/25/2042 (d)(e)(h)	441	452
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2025-DNA1, Class A1, (30-day Average USD-SOFR + 0.95%) 4.824% 1/25/2045 (d)(e)(h)	200	200
Frontier Communications Holdings, LLC 5.00% 5/1/2028 (e)	25	25
Frontier Communications Holdings, LLC 5.875% 11/1/2029	65	66
Frontier Communications Holdings, LLC 6.00% 1/15/2030 (e)	103	105
FXI Holdings, Inc. 16.00% PIK 11/15/2029 (14.00% on 11/15/2028) (a)(e)(i)	197	112
FXI Holdings, Inc. 11.00% 11/15/2030 (e)	337	304
Garda World Security Corp. 8.375% 11/15/2032 (e)	65	66
Gartner, Inc. 3.75% 10/1/2030 (e)	70	66
GCAT Trust, Series 2024-NQM2, Class A1, 6.085% 6/25/2059 (7.359% on 5/1/2028) (a)(d)(e)	951	962
Genesis Energy, LP 8.25% 1/15/2029	25	26
Genesis Energy, LP 8.875% 4/15/2030	38	40
Genesis Energy, LP 7.875% 5/15/2032	60	63
Georgia (Republic of) 2.75% 4/22/2026 (e)	400	396
Gilead Sciences, Inc. 5.25% 10/15/2033	1,342	1,411
Glatfelter Corp., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 8.072% 11/4/2031 (g)(h)	49	49
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026) (a)	1,080	1,061
Government National Mortgage Assn. 6.50% 1/1/2056 (d)(l)	1,708	1,766
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (d)	744	555
Gray Media, Inc. 5.375% 11/15/2031 (e)	19	14
Greenko Dutch BV 3.85% 3/29/2026	1,488	1,477
GreenSaif Pipelines Bidco SARL 5.853% 2/23/2036 (e)	1,645	1,723
Group 1 Automotive, Inc. 4.00% 8/15/2028 (e)	115	113
Grupo Energia Bogota SA ESP 4.875% 5/15/2030 (e)	660	654
Harvest Midstream I, LP 7.50% 9/1/2028 (e)	25	25
Harvest Midstream I, LP 7.50% 5/15/2032 (e)	25	26
Hawaii Hotel Trust, Series 2025-MAUI, Class A, (1-month USD CME Term SOFR + 1.393%) 5.143% 3/15/2042 (d)(e)(h)	1,066	1,068
HCA, Inc. 5.625% 9/1/2028	120	124
Herc Holdings, Inc. 7.00% 6/15/2030 (e)	65	68
Herc Holdings, Inc. 7.25% 6/15/2033 (e)	30	32
Hertz Vehicle Financing, LLC, Series 2024-1A, Class A, 5.44% 1/25/2029 (d)(e)	249	254
Hertz Vehicle Financing, LLC, Series 2025-1A, Class A, 4.91% 9/25/2029 (d)(e)	1,188	1,203
Hess Midstream Operations, LP 5.50% 10/15/2030 (e)	14	14
Hightower Holding, LLC 6.75% 4/15/2029 (e)	235	234
Hilcorp Energy I, LP 6.00% 4/15/2030 (e)	105	102
Hilcorp Energy I, LP 6.00% 2/1/2031 (e)	25	24
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031 (e)	115	110
Honduras (Republic of) 6.25% 1/19/2027	653	660
Houston Galleria Mall Trust, Series 2025-HGLR, Class A, 5.462% 2/5/2045 (d)(e)(h)	1,949	2,023
Howard Hughes Corp. (The) 5.375% 8/1/2028 (e)	175	176
Howard Hughes Corp. (The) 4.125% 2/1/2029 (e)	195	190
Howard Hughes Corp. (The) 4.375% 2/1/2031 (e)	120	114
Howden UK Refinance 2 PLC 8.125% 2/15/2032 (e)	200	207
HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027) (a)	1,700	1,716
HSBC Holdings PLC 4.619% 11/6/2031 (USD-SOFR + 1.19% on 11/6/2030) (a)	1,020	1,023
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033) (a)	2,000	2,283
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043) (a)	1,200	1,315
HTL Commercial Mortgage Trust, Series 2024-T53, Class A, 5.876% 5/10/2039 (d)(e)(h)	396	401
HUB International, Ltd. 7.375% 1/31/2032 (e)	130	137
HUB International, Ltd., Term Loan, (3-month USD CME Term SOFR + 2.25%) 6.12% 6/20/2030 (g)(h)	3	3

213	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
Hudson Yards Mortgage Trust, Series 2025-SPRL, Class A, 5.467% 1/13/2040 (d)(e)(h)	USD2,712	$2,814
Hyundai Capital America 1.50% 6/15/2026 (e)	2,375	2,348
Hyundai Capital America 1.65% 9/17/2026 (e)	269	265
Hyundai Capital America 2.00% 6/15/2028 (e)	600	569
Hyundai Capital America 4.25% 9/18/2028 (e)	2,577	2,578
Hyundai Capital America 6.50% 1/16/2029 (e)	132	140
Icahn Enterprises, LP 9.75% 1/15/2029	65	65
Imprint Payments Credit Card Master Trust, Series 2025-A, Class A, 4.84% 9/15/2029 (d)(e)	480	481
Indonesia Asahan Aluminium (Persero) PT 5.45% 5/15/2030 (e)	500	516
Ingles Markets, Inc. 4.00% 6/15/2031 (e)	130	123
Intel Corp. 3.05% 8/12/2051	740	455
Intel Corp. 5.60% 2/21/2054	168	155
Intercontinental Exchange, Inc. 4.20% 3/15/2031	588	589
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053) (a)(e)	1,500	1,784
INTOWN Mortgage Trust, Series 2025-STAY, Class A, (1-month USD CME Term SOFR + 1.35%) 5.10% 3/15/2042 (d)(e)(h)	3,679	3,688
ION Platform Finance US, Inc. 8.75% 5/1/2029 (e)	200	203
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032 (e)	55	53
Iron Mountain, Inc. 5.25% 7/15/2030 (e)	235	232
Ithaca Energy (North Sea) PLC 8.125% 10/15/2029 (e)	200	207
Jane Street Group, LLC 6.75% 5/1/2033 (e)	80	84
Jefferson Capital Holdings, LLC 8.25% 5/15/2030 (e)	80	84
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026) (a)	1,243	1,240
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (a)	3,441	3,612
JPMorgan Chase & Co. 4.81% 10/22/2036 (USD-SOFR + 1.19% on 10/22/2035) (a)	1,330	1,321
JPMorgan Chase & Co. 5.534% 11/29/2045 (USD-SOFR + 1.55% on 11/29/2044) (a)	730	742
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 3.00%) 6.716% 3/20/2032 (g)(h)	74	75
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.716% 3/20/2033 (g)(h)	50	49
KB Home 6.875% 6/15/2027	50	51
Kennedy-Wilson, Inc. 4.75% 3/1/2029	20	20
Kennedy-Wilson, Inc. 4.75% 2/1/2030	245	231
Kodiak Gas Services, LLC 7.25% 2/15/2029 (e)	10	10
Korea Electric Power Corp. 5.375% 7/31/2026 (e)	1,290	1,300
Korea Electric Power Corp. 4.75% 2/13/2028 (e)	2,250	2,286
Korea Gas Corp. 5.00% 7/8/2029 (e)	225	232
KSL Commercial Mortgage Trust, Series 2024-HT2, Class A, (1-month USD CME Term SOFR + 1.542%) 5.293% 12/15/2039 (d)(e)(h)	1,207	1,208
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028 (d)(e)	194	197
LAD Auto Receivables Trust, Series 2024-3A, Class A3, 4.52% 3/15/2029 (d)(e)	219	220
Lamar Media Corp. 3.75% 2/15/2028	10	10
Lamar Media Corp. 3.625% 1/15/2031	120	113
Lamb Weston Holdings, Inc. 4.125% 1/31/2030 (e)	30	29
LATAM Airlines Group SA 7.875% 4/15/2030 (e)	25	26
LCM Investments Holdings II, LLC 4.875% 5/1/2029 (e)	110	108
LCM Investments Holdings II, LLC 8.25% 8/1/2031 (e)	40	42
Levi Strauss & Co. 3.50% 3/1/2031 (e)	115	108
Live Nation Entertainment, Inc. 4.75% 10/15/2027 (e)	130	130
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026) (a)	7,000	6,937
Lockheed Martin Corp. 5.20% 2/15/2064	309	287
LPL Holdings, Inc. 4.375% 5/15/2031 (e)	10	10
LSB Industries, Inc. 6.25% 10/15/2028 (e)	90	90
Magnetite CLO, Ltd., Series 2019-22, Class ARR, (3-month USD CME Term SOFR + 1.25%) 5.155% 7/15/2036 (d)(e)(h)	563	563
Marriott International, Inc. 2.75% 10/15/2033	5	4
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029 (e)	45	43
Mars, Inc. 4.80% 3/1/2030 (e)	2,925	2,990
Mars, Inc. 5.00% 3/1/2032 (e)	3,575	3,686
Mars, Inc. 5.20% 3/1/2035 (e)	1,475	1,517
Marsh & McLennan Cos., Inc. 5.70% 9/15/2053	282	285

American Funds Insurance Series	214

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
Mastercard, Inc. 2.00% 11/18/2031	USD600	$535
Matador Resources Co. 6.50% 4/15/2032 (e)	50	51
Matador Resources Co. 6.25% 4/15/2033 (e)	45	45
Melco Resorts Finance, Ltd. 5.625% 7/17/2027 (e)	393	393
Meta Platforms, Inc. 5.50% 11/15/2045	269	261
Meta Platforms, Inc. 5.625% 11/15/2055	576	553
Meta Platforms, Inc. 5.75% 11/15/2065	276	264
Methanex Corp. 5.125% 10/15/2027	55	55
Methanex Corp. 5.25% 12/15/2029	5	5
MFRA Trust, Series 2024-NQM3, Class A1, 5.722% 12/25/2069 (6.722% on 12/1/2028) (a)(d)(e)	1,208	1,219
MFRA Trust, Series 2025-NQM3, Class A1, 5.261% 8/25/2070 (6.261% on 7/1/2029) (a)(d)(e)	1,000	1,003
MGM Resorts International 5.50% 4/15/2027	90	91
Microchip Technology, Inc. 5.05% 2/15/2030	709	724
Mineral Resources, Ltd. 8.00% 11/1/2027 (e)	155	159
Mineral Resources, Ltd. 9.25% 10/1/2028 (e)	85	89
Minerva Luxembourg SA 8.875% 9/13/2033	2,161	2,364
Mission Lane Credit Card Master Trust, Series 2024-A, Class A1, 6.20% 8/15/2029 (d)(e)	1,094	1,101
Mission Lane Credit Card Master Trust, Series 2024-A, Class B, 6.59% 8/15/2029 (d)(e)	539	542
Mission Lane Credit Card Master Trust, Series 2025-C, Class A, 4.78% 12/16/2030 (d)(e)	472	475
Mission Lane Credit Card Master Trust, Series 2025-B, Class A, 5.06% 9/15/2031 (d)(e)	1,136	1,145
Molina Healthcare, Inc. 4.375% 6/15/2028 (e)	80	79
Molina Healthcare, Inc. 3.875% 11/15/2030 (e)	75	70
Molina Healthcare, Inc. 6.25% 1/15/2033 (e)	115	117
Moog, Inc. 4.25% 12/9/2027 (e)	120	119
Morgan Stanley 4.654% 10/18/2030 (USD-SOFR + 1.10% on 10/18/2029) (a)	3,700	3,746
Morgan Stanley 4.356% 10/22/2031 (USD-SOFR + 1.074% on 10/22/2030) (a)	1,480	1,475
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031) (a)	1,433	1,260
Motherson Global Investments BV 5.625% 7/11/2029 (e)	595	608
MPT Operating Partnership, LP 8.50% 2/15/2032 (e)	35	37
MSCI, Inc. 3.625% 11/1/2031 (e)	210	197
Multifamily Connecticut Avenue Securities, Series 2024-01, Class M7, (30-day Average USD-SOFR + 2.75%) 6.624% 7/25/2054 (d)(e)(h)	485	492
Murphy Oil Corp. 6.00% 10/1/2032	25	25
Murphy Oil USA, Inc. 4.75% 9/15/2029	48	48
Nabors Industries, Inc. 9.125% 1/31/2030 (e)	160	168
National Australia Bank, Ltd. 5.181% 6/11/2034 (e)	1,250	1,300
Navient Corp. 5.00% 3/15/2027	45	45
Navient Corp. 4.875% 3/15/2028	145	143
Navient Corp. 7.875% 6/15/2032	55	58
New York Life Global Funding 1.20% 8/7/2030 (e)	2,725	2,385
New York Life Global Funding 5.00% 1/9/2034 (e)	1,500	1,525
New York Mortgage Trust, Series 2024-CP1, Class A1, 3.75% 2/25/2068 (d)(e)(h)	515	481
Newell Brands, Inc. 8.50% 6/1/2028 (e)	30	31
Nexstar Media, Inc. 4.75% 11/1/2028 (e)	165	164
NextEra Energy Capital Holdings, Inc. 4.685% 9/1/2027	1,025	1,038
NFE Financing, LLC 12.00% 11/15/2029 (e)(j)	709	206
NGL Energy Operating, LLC 8.125% 2/15/2029 (e)	55	57
NGL Energy Operating, LLC 8.375% 2/15/2032 (e)	70	73
Nickel Industries, Ltd. 9.00% 9/30/2030 (e)	900	934
Nissan Motor Co., Ltd. 7.75% 7/17/2032 (e)	200	213
Nissan Motor Co., Ltd. 8.125% 7/17/2035 (e)	200	213
NMEF Funding, LLC, Series 2025-A, Class A2, 4.72% 7/15/2032 (d)(e)	500	502
Norfolk Southern Corp. 5.35% 8/1/2054	496	474
Northern Oil and Gas, Inc. 7.875% 10/15/2033 (e)	50	49
NOVA Chemicals Corp. 5.25% 6/1/2027 (e)	20	20
NOVA Chemicals Corp. 9.00% 2/15/2030 (e)	90	96
NuStar Logistics, LP 5.625% 4/28/2027	80	81
Occidental Petroleum Corp. 6.375% 9/1/2028	54	57
OCP SA 3.75% 6/23/2031	500	469
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class A, 6.27% 6/17/2031 (d)(e)	269	273
OnDeck Asset Securitization Trust, LLC, Series 2024-1, Class B, 7.15% 6/17/2031 (d)(e)	120	122

215	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
OneMain Finance Corp. 7.125% 9/15/2032	USD25	$26
OneSky Flight, LLC 8.875% 12/15/2029 (e)	35	37
Onslow Bay Financial, LLC, Series 2024-NQM5, Class A1, 5.988% 1/25/2064 (6.988% on 3/1/2028) (a)(d)(e)	631	637
Onslow Bay Financial, LLC, Series 2024-NQM7, Class A1, 6.243% 3/25/2064 (7.243% on 4/1/2028) (a)(d)(e)	1,222	1,237
Onslow Bay Financial, LLC, Series 2025-NQM3, Class A1, 5.648% 12/1/2064 (6.648% on 2/1/2029) (a)(d)(e)	2,219	2,243
Onslow Bay Financial, LLC, Series 2025-NQM1, Class A1, 5.547% 12/25/2064 (6.547% on 12/1/2028) (a)(d)(e)	2,400	2,421
Open Text Corp. 3.875% 2/15/2028 (e)	25	25
Oracle Corp. 2.65% 7/15/2026	2,327	2,308
Oracle Corp. 3.25% 11/15/2027	1,880	1,840
Oracle Corp. 4.45% 9/26/2030	4,475	4,379
Oracle Corp. 3.95% 3/25/2051	22	14
Oracle Corp. 6.00% 8/3/2055	1,500	1,324
Orange 9.00% 3/1/2031 (a)	2,434	2,930
Owens & Minor, Inc. 6.625% 4/1/2030 (e)	40	26
Pacific Gas and Electric Co. 3.15% 1/1/2026	3,000	3,000
Pacific Gas and Electric Co. 4.65% 8/1/2028	542	546
Pacific Gas and Electric Co. 6.40% 6/15/2033	1,500	1,621
Pacific Gas and Electric Co. 3.30% 8/1/2040	4,525	3,437
PacifiCorp 3.30% 3/15/2051	150	96
PacifiCorp 2.90% 6/15/2052	280	164
PacifiCorp 5.35% 12/1/2053	525	462
PacifiCorp 5.50% 5/15/2054	980	877
PacifiCorp 5.80% 1/15/2055	500	467
Panama (Republic of) 3.75% 4/17/2026	465	466
Panama (Republic of) 7.50% 3/1/2031	2,325	2,583
Park Intermediate Holdings, LLC 5.875% 10/1/2028 (e)	65	65
Park Intermediate Holdings, LLC 4.875% 5/15/2029 (e)	65	64
Park Intermediate Holdings, LLC 7.00% 2/1/2030 (e)	55	57
Party City Holdings, Inc. 0% 8/27/2030 (f)	2	–	(k)
PEAC Solutions Receivables, LLC, Series 2025-1A, Class A2, 4.94% 10/20/2028 (d)(e)	1,059	1,066
Performance Food Group, Inc. 5.50% 10/15/2027 (e)	11	11
Permian Resources Operating, LLC 9.875% 7/15/2031 (e)	3	3
Permian Resources Operating, LLC 7.00% 1/15/2032 (e)	25	26
Permian Resources Operating, LLC 6.25% 2/1/2033 (e)	106	109
Petroleos Mexicanos 6.84% 1/23/2030	20,114	20,438
Petroleos Mexicanos 5.95% 1/28/2031	65	63
Petroleos Mexicanos 6.70% 2/16/2032	779	777
Petroleos Mexicanos 6.95% 1/28/2060	55	45
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	2,128	2,151
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	188	178
PG&E Corp. 5.00% 7/1/2028	235	235
PG&E Corp. 5.25% 7/1/2030	175	174
PG&E Corp., junior subordinated, 7.375% 3/15/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.883% on 3/15/2030) (a)	145	151
Philip Morris International, Inc. 5.125% 11/17/2027	315	322
Philip Morris International, Inc. 2.10% 5/1/2030	634	581
Philip Morris International, Inc. 5.75% 11/17/2032	1,554	1,663
Philip Morris International, Inc. 5.375% 2/15/2033	1,382	1,446
PNC Financial Services Group, Inc. 5.676% 1/22/2035 (USD-SOFR + 1.902% on 1/22/2034) (a)	375	396
POSCO 4.875% 1/23/2027 (e)	510	514
Post Holdings, Inc. 4.625% 4/15/2030 (e)	444	433
Post Holdings, Inc. 6.25% 2/15/2032 (e)	33	34
Prestige Brands, Inc. 3.75% 4/1/2031 (e)	120	113
Procter & Gamble Co. 3.00% 3/25/2030	338	326
Progress Residential Trust, Series 2025-SFR3, Class A, 3.39% 7/17/2042 (d)(e)	902	860
PRP Advisors, LLC, Series 2025-RPL3, Class A1, 3.25% 4/25/2055 (4.25% on 4/1/2028) (a)(d)(e)	403	390
PT Bank Negara Indonesia (Persero) Tbk 4.30% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.466% on 3/24/2027) (a)	2,755	2,696
PT Freeport Indonesia 5.315% 4/14/2032	449	458
Quikrete Holdings, Inc. 6.375% 3/1/2032 (e)	40	42

American Funds Insurance Series	216

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
Quikrete Holdings, Inc. 6.75% 3/1/2033 (e)	USD10	$10
Radiology Partners, Inc. 9.781% PIK 2/15/2030 (e)(i)	296	285
Raizen Fuels Finance SA 6.45% 3/5/2034 (e)	910	743
Range Resources Corp. 4.75% 2/15/2030 (e)	145	143
Repsol E&P Capital Markets US, LLC 5.204% 9/16/2030 (e)	689	699
Reworld Holding Corp. 4.875% 12/1/2029 (e)	25	24
RHP Hotel Properties, LP 7.25% 7/15/2028 (e)	80	83
RHP Hotel Properties, LP 4.50% 2/15/2029 (e)	90	89
RHP Hotel Properties, LP 6.50% 6/15/2033 (e)	30	31
Rio Tinto Finance (USA) PLC 5.25% 3/14/2035	1,420	1,464
RLJ Lodging Trust, LP 4.00% 9/15/2029 (e)	25	24
Roper Technologies, Inc. 4.45% 9/15/2030	2,900	2,914
Roper Technologies, Inc. 5.10% 9/15/2035	925	932
Royal Bank of Canada 5.153% 2/4/2031 (USD-SOFR + 1.03% on 2/4/2030) (a)	1,700	1,751
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028 (e)	75	76
Royal Caribbean Cruises, Ltd. 6.00% 2/1/2033 (e)	90	93
Sabre GLBL, Inc. 11.125% 7/15/2030 (e)	25	21
Sally Holdings, LLC 6.75% 3/1/2032	107	112
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (a)(i)	3,406	3,454
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (a)(e)(i)	464	471
Sands China, Ltd. 5.40% 8/8/2028	2,710	2,763
Santander Holdings USA, Inc. 3.244% 10/5/2026	3,750	3,728
Sasol Financing USA, LLC 8.75% 5/3/2029 (b)	1,330	1,355
Sats Treasury Pte., Ltd. 4.828% 1/23/2029	350	357
Saturn Oil & Gas, Inc. 9.625% 6/15/2029 (e)	62	61
Scentre Group Trust 1 3.75% 3/23/2027 (e)	110	110
SCF Equipment Trust, LLC, Series 2025-1A, Class A3, 5.11% 11/21/2033 (d)(e)	2,846	2,909
Science Applications International Corp. 5.875% 11/1/2033 (e)	10	10
Scientific Games Holdings, LP 6.625% 3/1/2030 (e)	46	41
SCIH Salt Holdings, Inc. 4.875% 5/1/2028 (e)	115	115
Sealed Air Corp. 6.125% 2/1/2028 (e)	180	183
Sealed Air Corp. 6.50% 7/15/2032 (e)	123	128
Securitized Term Auto Receivables Trust, Series 2025-A, Class B, 5.038% 7/25/2031 (d)(e)	123	124
Securitized Term Auto Receivables Trust, Series 2025-B, Class B, 4.925% 12/29/2032 (d)(e)	630	636
Serbia (Republic of) 6.25% 5/26/2028 (e)	740	768
Service Corp. International 5.75% 10/15/2032	35	36
Service Properties Trust 0% 9/30/2027 (e)	30	27
Service Properties Trust 8.625% 11/15/2031 (e)	60	63
ServiceNow, Inc. 1.40% 9/1/2030	756	666
Sirius XM Radio, LLC 3.125% 9/1/2026 (e)	50	50
Sirius XM Radio, LLC 4.00% 7/15/2028 (e)	195	191
Sirius XM Radio, LLC 4.125% 7/1/2030 (e)	39	37
Sirius XM Radio, LLC 3.875% 9/1/2031 (e)	111	102
SK hynix, Inc. 1.50% 1/19/2026	563	562
SLM Corp. 6.50% 1/31/2030	85	88
SM Energy Co. 6.50% 7/15/2028	45	46
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 5.534% 11/15/2052 (d)(e)(h)	482	487
Sonic Automotive, Inc. 4.625% 11/15/2029 (e)	45	44
Sonic Automotive, Inc. 4.875% 11/15/2031 (e)	20	19
Southern California Edison Co. 2.85% 8/1/2029	200	190
Southern California Edison Co. 3.65% 2/1/2050	1,700	1,190
Standard Chartered PLC 5.244% 5/13/2031 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 5/13/2030) (a)(e)	1,500	1,546
Starwood Mortgage Residential Trust, Series 2025-SFR5, Class A, (1-month USD CME Term SOFR + 1.45%) 5.201% 2/17/2042 (d)(e)(h)	216	216
Starwood Property Trust, Inc. 5.25% 10/15/2028 (e)	100	101
State Street Corp. 5.146% 2/28/2036 (USD-SOFR + 1.217% on 2/28/2035) (a)	1,450	1,485
Station Casinos, LLC 6.625% 3/15/2032 (e)	35	36
Steele Creek CLO, Ltd., Series 2019-2A, Class ARR, (3-month USD CME Term SOFR + 1.00%) 4.905% 7/15/2032 (d)(e)(h)	1,439	1,437

217	American Funds Insurance Series

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
Stillwater Mining Co. 4.00% 11/16/2026 (b)	USD2,090	$2,077
Sunoco, LP 7.00% 5/1/2029 (e)	30	31
Sunoco, LP 4.50% 5/15/2029	290	285
Sunoco, LP 4.50% 4/30/2030	35	34
Surgery Center Holdings, Inc. 7.25% 4/15/2032 (e)	45	46
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1-month USD CME Term SOFR + 1.443%) 5.193% 2/15/2042 (d)(e)(h)	6,917	6,863
Synopsys, Inc. 5.15% 4/1/2035	1,410	1,434
Talen Energy Supply, LLC 8.625% 6/1/2030 (e)	69	73
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 2.50%) 6.353% 5/17/2030 (g)(h)	44	44
Talos Production, Inc. 9.00% 2/1/2029 (e)	15	16
Talos Production, Inc. 9.375% 2/1/2031 (e)	55	57
Tenet Healthcare Corp. 6.125% 10/1/2028	17	17
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	455	461
Teva Pharmaceutical Finance Netherlands III BV 6.00% 12/1/2032	200	210
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	965	669
TGS ASA 8.50% 1/15/2030 (e)	200	210
Tidewater, Inc. 9.125% 7/15/2030 (e)	10	11
Tierra Mojada Luxembourg II SARL 5.75% 12/1/2040	861	848
T-Mobile USA, Inc. 2.40% 3/15/2029	1,079	1,022
T-Mobile USA, Inc. 5.65% 1/15/2053	1,400	1,355
Toronto-Dominion Bank (The) 4.783% 12/17/2029	424	435
TotalEnergies Capital SA 5.488% 4/5/2054	1,500	1,451
TransDigm, Inc. 4.875% 5/1/2029	80	80
TransDigm, Inc. 6.875% 12/15/2030 (e)	85	89
TransDigm, Inc. 6.625% 3/1/2032 (e)	45	47
TransDigm, Inc. 6.375% 5/31/2033 (e)	75	77
TransDigm, Inc. 6.75% 1/31/2034 (e)	140	146
Transocean International, Ltd. 8.75% 2/15/2030 (e)	30	31
Transocean Titan Financing, Ltd. 8.375% 2/1/2028 (e)	83	84
Transocean, Inc. 6.80% 3/15/2038	35	30
Treehouse Park Improvement Association No.1 9.75% 12/1/2033 (e)(f)	100	100
Tricon Residential Trust, Series 2023-SFR1, Class B, 5.10% 7/17/2040 (d)(e)	251	252
Tricon Residential Trust, Series 2023-SFR1, Class C, 5.10% 7/17/2040 (d)(e)	100	100
Turkey (Republic of) 7.125% 7/17/2032	1,360	1,440
U.S. Bank National Association, Series 2025-SUP1, Class B, 5.582% 2/25/2032 (d)(e)	554	557
U.S. Treasury 3.875% 5/31/2027	662	665
U.S. Treasury 3.75% 6/30/2027	30	30
U.S. Treasury 3.625% 8/31/2027 (m)	25,710	25,766
U.S. Treasury 3.50% 10/15/2028	1,281	1,280
U.S. Treasury 3.50% 11/15/2028	1,460	1,458
U.S. Treasury 3.50% 9/30/2029	399	397
U.S. Treasury 4.125% 10/31/2029	328	334
U.S. Treasury 4.00% 5/31/2030	2,995	3,034
U.S. Treasury 3.875% 6/30/2030 (m)	13,418	13,520
U.S. Treasury 3.50% 11/30/2030	1,289	1,276
U.S. Treasury 4.125% 11/30/2031	704	715
U.S. Treasury 3.875% 8/15/2034	540	532
U.S. Treasury 4.625% 2/15/2035	1,681	1,746
U.S. Treasury 4.00% 11/15/2035 (m)	7,207	7,109
U.S. Treasury 1.75% 8/15/2041	4,650	3,144
U.S. Treasury 4.75% 11/15/2043 (m)	2,650	2,654
U.S. Treasury 4.625% 5/15/2044	1,210	1,190
U.S. Treasury 3.00% 8/15/2048 (m)	5,045	3,743
U.S. Treasury 1.25% 5/15/2050	1,625	780
U.S. Treasury 4.75% 11/15/2053 (m)	4,809	4,729
U.S. Treasury 4.25% 2/15/2054	681	617
U.S. Treasury 4.625% 5/15/2054 (m)	1,836	1,772
U.S. Treasury 4.50% 11/15/2054	143	135
U.S. Treasury 4.625% 2/15/2055 (m)	2,915	2,814

American Funds Insurance Series	218

Capital World Bond Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. dollars (continued)
U.S. Treasury 4.75% 8/15/2055	USD927	$913
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2026 (c)	850	845
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028 (c)	10,727	11,051
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051 (c)	3,539	1,913
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053 (c)	186	145
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2054 (c)(m)	2,891	2,600
U.S. Treasury Inflation-Protected Security 2.375% 2/15/2055 (c)	4,653	4,417
UKG, Inc. 6.875% 2/1/2031 (e)	77	79
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (d)(l)	800	647
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (d)(l)	17	16
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (d)(l)	2,692	2,628
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (d)(l)	164	171
Uniform Mortgage-Backed Security 7.00% 1/1/2056 (d)(l)	3,010	3,168
Uniform Mortgage-Backed Security 2.00% 2/1/2056 (d)(l)	7,290	5,893
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (d)(l)	3,696	3,406
United Mexican States 5.375% 3/22/2033	765	761
United Mexican States 6.00% 5/7/2036	970	985
United Mexican States 6.338% 5/4/2053	425	406
United Natural Foods, Inc. 6.75% 10/15/2028 (e)	85	85
United Rentals (North America), Inc. 3.875% 2/15/2031	130	124
UnitedHealth Group, Inc. 5.30% 6/15/2035	1,450	1,502
UnitedHealth Group, Inc. 5.95% 6/15/2055	1,450	1,490
Univision Communications, Inc. 8.00% 8/15/2028 (e)	110	114
Univision Communications, Inc. 4.50% 5/1/2029 (e)	250	240
US Foods, Inc. 4.625% 6/1/2030 (e)	35	35
Vail Resorts, Inc. 5.625% 7/15/2030 (e)	35	36
Vail Resorts, Inc. 6.50% 5/15/2032 (e)	20	21
Valvoline, Inc. 3.625% 6/15/2031 (e)	85	78
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 2.00%) 7.00% PIK 7/16/2026 (f)(g)(h)(i)(j)	34	11
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 8.00%) 7.00% PIK 7/16/2026 (f)(g)(h)(i)(j)	34	11
Venator Material, LLC, Term Loan, (USD-SOFR + 10.00%) 7.00% PIK 10/12/2028 (f)(g)(h)(i)(j)	56	18
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029 (e)	35	33
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030 (e)	31	31
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031 (e)	110	100
Venture Global LNG, Inc. 8.125% 6/1/2028 (e)	80	81
Venture Global LNG, Inc. 9.875% 2/1/2032 (e)	82	85
Venture Global Plaquemines LNG, LLC 6.125% 12/15/2030 (e)	50	51
Venture Global Plaquemines LNG, LLC 7.50% 5/1/2033 (e)	55	59
Venture Global Plaquemines LNG, LLC 6.50% 1/15/2034 (e)	115	118
Venture Global Plaquemines LNG, LLC 7.75% 5/1/2035 (e)	25	27
Venture Global Plaquemines LNG, LLC 6.75% 1/15/2036 (e)	85	87
Verus Securitization Trust, Series 2024-4, Class A1, 6.218% 6/25/2069 (7.218% on 5/1/2028) (a)(d)(e)	525	532
Verus Securitization Trust, Series 2024-9, Class A1, 5.438% 11/25/2069 (d)(e)(h)	752	757
Verus Securitization Trust, Series 2025-7, Class A1, 5.129% 8/25/2070 (6.129% on 8/1/2029) (a)(d)(e)	1,418	1,424
Voyager Parent, LLC 9.25% 7/1/2032 (e)	150	159
Warrior Met Coal, Inc. 7.875% 12/1/2028 (e)	71	73
Waste Management, Inc. 3.875% 1/15/2029	50	50
Weatherford International, Ltd. 8.625% 4/30/2030 (e)	34	35
Weatherford International, Ltd. 6.75% 10/15/2033 (e)	65	67
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027) (a)	4,698	4,668
WESCO Distribution, Inc. 7.25% 6/15/2028 (e)	200	203
WESCO Distribution, Inc. 6.625% 3/15/2032 (e)	150	157
Wingspire Equipment Finance, LLC, Series 2024-1A, Class A2, 4.99% 9/20/2032 (d)(e)	99	100
WMG Acquisition Corp. 3.75% 12/1/2029 (e)	110	106
WMG Acquisition Corp. 3.00% 2/15/2031 (e)	80	75
Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (b)(i)	74	81
Wynn Macau, Ltd. 6.75% 2/15/2034 (e)	875	887
Wynn Resorts Finance, LLC 7.125% 2/15/2031 (e)	43	47

		643,640

Total bonds, notes & other debt instruments (cost: $1,378,329,000)		1,345,508

219	American Funds Insurance Series

Capital World Bond Fund® (continued)

Preferred securities 0.01%	Shares	Value (000)

U.S. dollars 0.01%
ACR III LSC Holdings, LLC, Series B, preferred shares (e)(f)(n)	48	$80

Total preferred securities (cost: $50,000)		80

Common stocks 0.00%

U.S. dollars 0.00%
Altera Infrastructure, LP (f)	1,441	59
Expand Energy Corp.	45	5
Venator Materials PLC (f)(n)	232	–	(k)

Total common stocks (cost: $1,019,000)		64

Rights & warrants 0.00%

U.S. dollars 0.00%
Expand Energy Corp., Class C, warrants, expire 2/9/2026 (n)	85	8

Total rights & warrants (cost: $73,000)		8

Investment funds 1.54%

Capital Group Central Corporate Bond Fund (o)	2,674,552	22,734

Total investment funds (cost: $20,987,000)		22,734

Short-term securities 7.71%

Money market investments 7.71%

Capital Group Central Cash Fund 3.79% (o)(p)	1,141,484	114,160

Total short-term securities (cost: $114,142,000)		114,160

Options purchased (equity style) 0.00%

Options purchased (equity style) *		16

Total options purchased (equity style) (cost: $81,000)		16

Total investment securities 100.19% (cost: $1,514,681,000)		1,482,570
Other assets less liabilities (0.19)%		(2,800)

Net assets 100.00%		$1,479,770

*Options purchased (equity style)

Options on foreign currencies

Description	Counterparty	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2025 (000)
Put

USD/JPY Foreign Currency Options	BNP Paribas	2/18/2026	JPY147.00	USD15,680	$16

American Funds Insurance Series	220

Capital World Bond Fund® (continued)

Options purchased (futures style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

Put

10 Year Euro-Bund Futures Option	125	1/23/2026	EUR126.50	EUR12,500	$–	(k)

Options Written (futures style)

Options on futures
Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

Call

10 Year Euro-Bund Futures Option	(125)	1/23/2026	EUR131.50	EUR(12,500)	$28

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

3 Month SONIA Futures	Short	4	3/18/2026	USD(1,298)	$ (2)
3 Month CORRA Futures	Long	866	6/17/2026	154,131	377
3 Month Euro EURIBOR Futures	Long	1	12/14/2026	288	– (k)
2 Year Italy Government Bond Futures	Long	274	3/10/2026	34,561	(61)
2 Year Euro-Schatz Futures	Short	61	3/10/2026	(7,655)	8
2 Year Canadian Government Bond Futures	Long	301	3/31/2026	23,159	(63)
2 Year U.S. Treasury Note Futures	Long	1,141	4/6/2026	238,228	(45)
3 Year Australian Treasury Bond Futures	Long	332	3/17/2026	23,263	16
5 Year Euro-Bobl Futures	Long	384	3/10/2026	52,420	(269)
5 Year Canadian Government Bond Futures	Long	209	3/31/2026	17,251	(152)
5 Year U.S. Treasury Note Futures	Long	482	4/6/2026	52,685	(144)
10 Year Italy Government Bond Futures	Long	82	3/10/2026	11,581	(35)
10 Year French Government Bond Futures	Short	36	3/10/2026	(5,102)	35
10 Year Euro-Bund Futures	Short	416	3/10/2026	(62,367)	460
10 Year Australian Treasury Bond Futures	Long	145	3/16/2026	10,594	50
10 Year Japanese Government Bond Futures	Short	30	3/23/2026	(25,359)	167
10 Year U.S. Treasury Note Futures	Long	161	3/31/2026	18,102	(168)
10 Year Ultra U.S. Treasury Note Futures	Long	69	3/31/2026	7,936	(67)
10 Year UK Gilt Futures	Short	31	3/31/2026	(3,818)	14
10 Year Canadian Government Bond Futures	Short	241	3/31/2026	(21,230)	331
20 Year U.S. Treasury Bond Futures	Long	153	3/31/2026	17,686	(251)
30 Year Euro-Buxl Futures	Short	54	3/10/2026	(6,988)	157
30 Year Ultra U.S. Treasury Bond Futures	Long	186	3/31/2026	21,948	(374)

					$(16)

221	American Funds Insurance Series

Capital World Bond Fund® (continued)

Forward currency contracts

						Unrealized
						appreciation
Contract amount						(depreciation )
Currency purchased		Currency sold			Settlement	at 12/31/2025
(000)		(000)		Counterparty	date	(000)

TRY	137,735	USD	3,157	Citibank	1/7/2026	$ 35
MYR	8,120	USD	1,986	BNP Paribas	1/8/2026	17
USD	1,377	MYR	5,680	JPMorgan Chase	1/8/2026	(24)
CAD	39,278	USD	28,223	Barclays Bank PLC	1/9/2026	406
GBP	9,385	USD	12,570	Bank of America	1/9/2026	81
USD	2,793	JPY	432,460	Bank of America	1/9/2026	30
CZK	117,510	USD	5,689	Bank of New York Mellon	1/9/2026	28
USD	1,032	BRL	5,550	Goldman Sachs	1/9/2026	22
CZK	49,000	USD	2,366	JPMorgan Chase	1/9/2026	18
USD	1,007	JPY	155,470	Citibank	1/9/2026	14
CZK	156,440	EUR	6,463	JPMorgan Chase	1/9/2026	13
EUR	800	USD	934	HSBC Bank	1/9/2026	7
CHF	1,007	USD	1,271	Bank of America	1/9/2026	2
USD	1,318	IDR	21,992,435	Citibank	1/9/2026	1
COP	135,700	USD	35	Citibank	1/9/2026	– (k)
IDR	14,450,980	USD	869	Goldman Sachs	1/9/2026	(3)
USD	1,002	PHP	59,200	HSBC Bank	1/9/2026	(3)
EUR	2,820	USD	3,319	Bank of America	1/9/2026	(4)
USD	7,053	INR	635,855	HSBC Bank	1/9/2026	(14)
BRL	5,610	USD	1,042	Citibank	1/9/2026	(20)
JPY	331,470	USD	2,145	Barclays Bank PLC	1/9/2026	(27)
USD	1,760	CLP	1,623,750	Citibank	1/9/2026	(43)
USD	5,157	GBP	3,860	Bank of America	1/9/2026	(46)
USD	3,577	COP	13,816,730	Citibank	1/9/2026	(64)
USD	3,707	KRW	5,484,900	Citibank	1/9/2026	(93)
USD	11,254	EUR	9,660	Citibank	1/9/2026	(103)
USD	8,919	KRW	13,061,798	Citibank	1/9/2026	(130)
SEK	46,505	USD	4,947	HSBC Bank	1/12/2026	107
NOK	68,290	USD	6,741	Bank of America	1/12/2026	34
CNH	21,500	USD	3,062	UBS AG	1/12/2026	23
USD	1,972	NZD	3,397	HSBC Bank	1/12/2026	15
EUR	5,100	CAD	8,207	HSBC Bank	1/12/2026	14
HUF	1,284,310	EUR	3,326	JPMorgan Chase	1/12/2026	13
PLN	6,680	EUR	1,573	Citibank	1/12/2026	11
SGD	1,400	USD	1,081	Citibank	1/12/2026	9
AUD	2,017	USD	1,340	HSBC Bank	1/12/2026	6
USD	5,075	PLN	18,215	BNP Paribas	1/12/2026	2
EUR	1,778	RON	9,075	Citibank	1/12/2026	(2)
USD	4,334	HUF	1,419,580	HSBC Bank	1/12/2026	(3)
USD	2,870	SGD	3,690	UBS AG	1/12/2026	(3)
USD	274	PLN	1,000	Citibank	1/12/2026	(4)
USD	2,280	CAD	3,133	HSBC Bank	1/12/2026	(4)
USD	239	ZAR	4,080	Citibank	1/12/2026	(7)
NZD	2,799	USD	1,621	Bank of America	1/12/2026	(9)
USD	2,322	NOK	23,545	HSBC Bank	1/12/2026	(14)
USD	3,684	NOK	37,576	Morgan Stanley	1/12/2026	(45)
USD	5,235	THB	166,360	Citibank	1/12/2026	(50)
USD	14,281	AUD	21,579	Morgan Stanley	1/12/2026	(121)
USD	14,447	HUF	4,788,935	Citibank	1/12/2026	(184)
EUR	22,685	USD	26,423	Goldman Sachs	1/13/2026	254
USD	1,694	EUR	1,440	HSBC Bank	1/13/2026	– (k)
THB	135,185	USD	4,307	UBS AG	1/14/2026	(13)
CNH	859,567	USD	122,304	Standard Chartered Bank	1/15/2026	1,035
USD	5,262	JPY	811,230	Citibank	1/15/2026	76
CNH	11,710	USD	1,667	Goldman Sachs	1/15/2026	13
DKK	46,980	EUR	6,289	HSBC Bank	1/15/2026	2

American Funds Insurance Series	222

Capital World Bond Fund® (continued)

Forward currency contracts (continued)

						Unrealized appreciation (depreciation) at 12/31/2025 (000)

Contract amount
Currency purchased		Currency sold			Settlement
(000)		(000)		Counterparty	date

USD	11,507	DKK	73,090	HSBC Bank	1/15/2026	$ (3)
JPY	1,957,390	USD	12,660	Goldman Sachs	1/15/2026	(147)
JPY	3,141,727	USD	20,336	Bank of America	1/15/2026	(251)
EUR	6,922	GBP	6,085	HSBC Bank	1/16/2026	(61)
USD	7,902	GBP	5,910	Citibank	1/16/2026	(64)
GBP	4,060	EUR	4,620	HSBC Bank	1/22/2026	37
USD	8,016	GBP	5,975	Morgan Stanley	1/22/2026	(38)
USD	34,933	BRL	190,062	Citibank	1/23/2026	462
USD	772	BRL	4,280	Citibank	1/23/2026	(4)
BRL	65,500	USD	12,008	Citibank	1/23/2026	(129)
EUR	29,240	USD	34,459	Morgan Stanley	1/26/2026	(53)
EUR	23,116	USD	27,264	Standard Chartered Bank	1/29/2026	(59)
EUR	7,510	USD	8,838	Morgan Stanley	3/16/2026	19
EUR	700	USD	820	Bank of New York Mellon	3/18/2026	6

						$970

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps
							Upfront	Unrealized
							premium	appreciation
Receive		Pay			Notional	Value at	paid	(depreciation)
	Payment		Payment	Expiration	amount	12/31/2025	(received)	at 12/31/2025
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

6-month EURIBOR	Semi-annual	2.2007%	Annual	2/10/2027	EUR9,720	$ (2)	$–	$ (2)
6-month EURIBOR	Semi-annual	2.2032%	Annual	2/10/2027	EUR9,730	(3)	–	(3)
4.254%	Annual	SONIA	Annual	5/9/2027	GBP4,083	53	–	53
3.5175%	Annual	SOFR	Annual	8/15/2027	USD24,180	69	–	69
SOFR	Annual	3.4925%	Annual	8/19/2027	USD67,090	(167)	–	(167)
3.515%	Annual	6-month CZK-PRIBOR	Semi-annual	9/2/2027	CZK396,600	(6)	–	(6)
6-month PLN-WIBOR	Semi-annual	4.14%	Annual	9/2/2027	PLN70,510	(156)	–	(156)
SOFR	Annual	3.2685%	Annual	9/9/2027	USD88,350	88	–	88
SOFR	Annual	3.3395%	Annual	9/23/2027	USD67,500	(15)	–	(15)
1.9308%	Annual	Euro STR	Annual	9/24/2027	EUR32,500	(56)	–	(56)
SOFR	Annual	3.2355%	Annual	9/30/2027	USD37,230	50	–	50
SOFR	Annual	3.28%	Annual	12/1/2027	USD4,480	3	–	3
6-month EURIBOR	Semi-annual	2.8272%	Annual	6/18/2029	EUR5,930	(90)	–	(90)
3.4928%	Annual	SONIA	Annual	8/6/2029	GBP5,260	(19)	–	(19)
SOFR	Annual	3.4705%	Annual	2/10/2030	USD16,910	(41)	–	(41)
6-month EURIBOR	Semi-annual	2.2577%	Annual	3/5/2030	EUR2,690	29	–	29
6-month EURIBOR	Semi-annual	2.2592%	Annual	3/5/2030	EUR2,690	29	–	29
6-month EURIBOR	Semi-annual	2.2562%	Annual	3/5/2030	EUR2,690	29	–	29
3.925%	Annual	6-month NOK-NIBOR	Semi-annual	3/5/2030	NOK32,270	(19)	–	(19)
6-month EURIBOR	Semi-annual	2.1912%	Annual	3/6/2030	EUR2,500	35	–	35
4.165%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK26,280	8	–	8
4.1703%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK16,900	6	–	6
4.162%	Annual	6-month NOK-NIBOR	Semi-annual	3/24/2030	NOK16,890	5	–	5
4.165%	Annual	6-month NOK-NIBOR	Semi-annual	3/25/2030	NOK62,070	20	–	20
3-month SEK-STIBOR	Quarterly	2.3527%	Annual	4/22/2030	SEK67,510	39	–	39
3-month SEK-STIBOR	Quarterly	2.3532%	Annual	4/22/2030	SEK67,510	39	–	39
2.2053%	Annual	6-month EURIBOR	Semi-annual	4/22/2030	EUR6,330	(91)	–	(91)
2.2033%	Annual	6-month EURIBOR	Semi-annual	4/22/2030	EUR6,350	(92)	–	(92)

223	American Funds Insurance Series

Capital World Bond Fund® (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

								Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)

Receive		Pay			Notional	Value at
	Payment		Payment	Expiration	amount	12/31/2025
Rate	frequency	Rate	frequency	date	(000)	(000)

3-month SEK-STIBOR	Quarterly	2.2732%	Annual	8/14/2030	SEK60,130	$ 69		$–	$ 69
2.3523%	Annual	6-month EURIBOR	Semi-annual	8/14/2030	EUR5,570	(52)		–	(52)
3.8108%	Annual	6-month NOK-NIBOR	Semi-annual	8/14/2030	NOK98,800	(114)		–	(114)
6-month NOK-NIBOR	Semi-annual	3.99%	Annual	9/22/2030	NOK64,900	27		–	27
6-month NOK-NIBOR	Semi-annual	4.08%	Annual	9/23/2030	NOK64,270	3		–	3
6-month NOK-NIBOR	Semi-annual	4.09%	Annual	9/23/2030	NOK32,700	–	(k)	–	–	(k)
3.488%	Annual	SOFR	Annual	6/17/2031	USD941	–	(k)	–	–	(k)
3.43574%	Annual	SOFR	Annual	6/17/2031	USD1,098	(2)		–	(2)
2.7083%	Annual	6-month EURIBOR	Semi-annual	2/15/2035	EUR7,460	(125)		–	(125)
SOFR	Annual	3.79168%	Annual	6/17/2036	USD1,202	5		–	5
SOFR	Annual	3.801%	Annual	6/17/2036	USD1,040	3		–	3
SOFR	Annual	3.944%	Annual	9/9/2055	USD3,010	116		–	116
6-month EURIBOR	Semi-annual	2.8972%	Annual	9/11/2055	EUR1,740	139		–	139
SOFR	Annual	3.9305%	Annual	9/23/2055	USD7,440	304		–	304
6-month EURIBOR	Semi-annual	2.9287%	Annual	9/24/2055	EUR3,250	235		–	235
4.13862%	Annual	SOFR	Annual	6/17/2056	USD291	(2)		–	(2)
4.097%	Annual	SOFR	Annual	6/17/2056	USD253	(3)		–	(3)
						$ 348		$–	$ 348

Bilateral interest rate swaps

								Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)

Receive		Pay				Notional	Value at
	Payment		Payment		Expiration	amount	12/31/2025
Rate	frequency	Rate	frequency	Counterparty	date	(000)	(000)
12.215%	At maturity	BZDIOVER	At maturity	Bank of America	1/4/2027	BRL44,390	$ (284)	$–	$ (284)
11.22441676%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/4/2027	BRL30,865	(343)	–	(343)
11.91%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/4/2027	BRL79,860	(600)	–	(600)
11.405%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/4/2027	BRL100,270	(955)	–	(955)
14.115%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL14,440	66	–	66
14.05%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL10,600	44	–	44
14.05%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/2/2029	BRL6,440	26	–	26
11.495%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2029	BRL35,980	(513)	–	(513)
							$(2,559)	$–	$(2,559)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection
						Upfront	Unrealized
						premium	appreciation
				Notional	Value at	paid	(depreciation )
Reference	Financing	Payment	Expiration	amount	12/31/2025	(received )	at 12/31/2025
index	rate paid	frequency	date	(000)	(000)	(000)	(000)
CDX.NA.IG.45	1.00%	Quarterly	12/20/2030	USD4,422	$ (100)	$ (99)	$ (1)
ITRAXX.EUR.44	1.00%	Quarterly	12/20/2030	EUR23,910	(648)	(603)	(45)
CDX.NA.HY.45	5.00%	Quarterly	12/20/2030	USD13,200	(1,009)	(960)	(49)
CDX.EM.44	1.00%	Quarterly	12/20/2030	9,890	106	212	(106)
					$(1,651)	$(1,450)	$(201)

American Funds Insurance Series	224

Capital World Bond Fund® (continued)

Swap contracts (continued)

Credit default swaps (continued)

 Centrally cleared credit default swaps on credit indices – sell protection

						Upfront	Unrealized
						premium	appreciation
				Notional	Value at	paid	(depreciation)
Reference	Financing	Payment	Expiration	amount (q)	12/31/2025(r)	(received)	at 12/31/2025
index	rate received	frequency	date	(000)	(000)	(000)	(000)

ITRAXX.EUR.XO.44	5.00%	Quarterly	12/20/2030	EUR4,180	$544	$520	$24

Investments in affiliates (o)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)

Investment funds 1.54%
Capital Group Central Corporate Bond Fund	$21,147	$1,043	$–	$–	$544	$22,734	$1,043

Short-term securities 7.71%
Money market investments 7.71%
Capital Group Central Cash Fund 3.79% (p)	23,214	581,246	490,311	(6)	17	114,160	3,583

Total 9.25%				$(6)	$561	$136,894	$4,626

Restricted securities (b)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028) (a)	5/19/2020	$5,709	$5,993	0.41%

CSN Inova Ventures 6.75% 1/28/2028	12/5/2025 - 12/11/2025	2,558	2,542	0.17

Metropolitan Life Global Funding I 0.55% 6/16/2027	12/11/2023	2,071	2,287	0.15

Stillwater Mining Co. 4.00% 11/16/2026	1/26/2024-2/20/2024	2,013	2,077	0.14

Sasol Financing USA, LLC 8.75% 5/3/2029	7/18/2023-2/16/2024	1,337	1,355	0.09

Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (i)	9/29/2025	74	81	0.01

Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (g)(h)	9/13/2023	26	27	0.00 (s)

Total		$13,788	$14,362	0.97%

225	American Funds Insurance Series

Capital World Bond Fund® (continued)

(a)	Step bond; coupon rate may change at a later date.
(b)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(c)	Index-linked bond whose principal amount moves with a government price index.
(d)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(e)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $156,400,000, which represented 10.57% of the net assets of the fund.

(f)	Value determined using significant unobservable inputs.
(g)

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,355,000, which represented 0.09% of the net assets of the fund.

(h)

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(i)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(j)	Scheduled interest and/or principal payment was not received.
(k)	Amount less than one thousand.
(l)	Represents securities transacted on a TBA basis.
(m)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $14,108,000, which represented 0.95% of the net assets of the fund.
(n)	Non-income producing.
(o)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
(p)	Rate represents the seven-day yield at 12/31/2025.
(q)	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
(r)

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

(s)	Amount less than 0.01%.

Key to abbreviation(s)

Assn. = Association
AUD = Australian dollars
BRL = Brazilian reais
BZDIOVER = Overnight Brazilian Interbank Deposit
Rate
CAD = Canadian dollars
CHF = Swiss francs
CLO = Collateralized Loan Obligations
CLP = Chilean pesos
CME = CME Group
CNH = Chinese yuan renminbi
CNY = Chinese yuan renminbi
COP = Colombian pesos
CORRA = Canadian Overnight Repo Rate Average
CZK = Czech korunas
DAC = Designated Activity Company
DKK = Danish kroner
EUR = Euros

EURIBOR = Euro Interbank Offered Rate
GBP = British pounds
HUF = Hungarian forints
ICE = Intercontinental Exchange, Inc.
IDR = Indonesian rupiah
INR = Indian rupees
JPY = Japanese yen
KRW = South Korean won
MXN = Mexican pesos
MYR = Malaysian ringgits
NIBOR = Norwegian Interbank Offered Rate
NOK = Norwegian kroner
NZD = New Zealand dollars
PHP = Philippine pesos
PIK = Payment In Kind
PLN = Polish zloty
PRIBOR = Prague Interbank Offered Rate
Ref. = Refunding

REIT = Real Estate Investment Trust
Rev. = Revenue
RON = Romanian leu
SEK = Swedish kronor
SGD = Singapore dollars
SOFR = Secured Overnight Financing Rate
SONIA = Sterling Overnight Interbank Average Rate
STIBOR = Stockholm Interbank Offered Rate
STR = Short-Term Rate
TBA = To be announced
THB = Thai baht
TRY = Turkish lira
USD = U.S. dollars
UST = U.S. Treasury
WIBOR = Warsaw Interbank Offered Rate
ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	226

American High-Income Trust®

Investment portfolio December 31, 2025

Bonds, notes & other debt instruments 88.59%	Principal amount (000)	Value (000)

Corporate bonds and notes 84.57%

Communication services 14.33%
Altice France 6.50% 4/15/2032 (a)	USD3,080	$2,955
Altice France 6.875% 7/15/2032 (a)	1,295	1,243
Altice France SA 10.00% 1/15/2033 (a)	80	73
CCO Holdings, LLC 5.50% 5/1/2026 (a)	102	102
CCO Holdings, LLC 5.00% 2/1/2028 (a)	1,041	1,033
CCO Holdings, LLC 5.375% 6/1/2029 (a)	720	712
CCO Holdings, LLC 6.375% 9/1/2029 (a)	445	451
CCO Holdings, LLC 4.75% 3/1/2030 (a)	3,281	3,136
CCO Holdings, LLC 4.50% 8/15/2030 (a)	2,644	2,491
CCO Holdings, LLC 4.25% 2/1/2031 (a)	3,164	2,909
CCO Holdings, LLC 7.375% 3/1/2031 (a)	70	72
CCO Holdings, LLC 4.75% 2/1/2032 (a)	3,163	2,893
CCO Holdings, LLC 4.50% 5/1/2032	2,669	2,397
CCO Holdings, LLC 4.50% 6/1/2033 (a)	3,357	2,942
CCO Holdings, LLC 4.25% 1/15/2034 (a)	5,497	4,679
Charter Communications Operating, LLC 4.80% 3/1/2050	437	329
Charter Communications Operating, LLC 3.70% 4/1/2051	473	299
Charter Communications Operating, LLC 3.90% 6/1/2052	950	614
Charter Communications Operating, LLC 5.25% 4/1/2053	577	457
Charter Communications Operating, LLC 3.85% 4/1/2061	175	104
Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/2028 (a)	670	671
Clear Channel Outdoor Holdings, Inc. 7.50% 6/1/2029 (a)	430	427
Clear Channel Outdoor Holdings, Inc. 7.125% 2/15/2031 (a)	925	972
Connect Finco SARL 9.00% 9/15/2029 (a)	7,980	8,475
CSC Holdings, LLC 5.50% 4/15/2027 (a)	230	197
Cumulus Media New Holdings, Inc. 8.00% 7/1/2029 (a)	285	78
DIRECTV Financing, LLC 5.875% 8/15/2027 (a)	2,109	2,123
DIRECTV Financing, LLC 8.875% 2/1/2030 (a)	2,865	2,902
Discovery Communications, LLC 4.125% 5/15/2029	300	290
DISH Network Corp. 11.75% 11/15/2027 (a)	11,088	11,547
EchoStar Corp. 10.75% 11/30/2029	5,568	6,162
EchoStar Corp. 6.75% Cash 11/30/2030 (b)	5,450	5,590
Embarq, LLC 7.995% 6/1/2036	4,729	1,962
Frontier Communications Holdings, LLC 5.875% 10/15/2027 (a)	445	448
Frontier Communications Holdings, LLC 6.75% 5/1/2029 (a)	3,655	3,685
Frontier Communications Holdings, LLC 5.875% 11/1/2029	2,625	2,659
Frontier Communications Holdings, LLC 6.00% 1/15/2030 (a)	3,161	3,217
Frontier Communications Holdings, LLC 8.75% 5/15/2030 (a)	50	52
Frontier Communications Holdings, LLC 8.625% 3/15/2031 (a)	225	238
Gray Media, Inc. 10.50% 7/15/2029 (a)	3,591	3,868
Gray Media, Inc. 4.75% 10/15/2030 (a)	791	614
Gray Media, Inc. 5.375% 11/15/2031 (a)	2,538	1,905
Gray Media, Inc. 9.625% 7/15/2032 (a)	3,093	3,212
Lamar Media Corp. 4.00% 2/15/2030	260	252
Lamar Media Corp. 3.625% 1/15/2031	360	339
Lamar Media Corp. 5.375% 11/1/2033 (a)	450	448
Ligado Networks, LLC 17.50% PIK 11/1/2023 (a)(b)(c)	3,296	840
Lindblad Expeditions, LLC 7.00% 9/15/2030 (a)	883	922
News Corp. 3.875% 5/15/2029 (a)	310	301
Nexstar Media, Inc. 4.75% 11/1/2028 (a)	3,780	3,755
Paramount Global 7.875% 7/30/2030	130	141
Paramount Global 6.875% 4/30/2036	490	483
Scripps Escrow II, Inc. 3.875% 1/15/2029 (a)	280	258
Sinclair Television Group, Inc. 8.125% 2/15/2033 (a)	1,120	1,171
Sirius XM Radio, LLC 3.125% 9/1/2026 (a)	1,760	1,750
Sirius XM Radio, LLC 5.00% 8/1/2027 (a)	700	704
Sirius XM Radio, LLC 4.00% 7/15/2028 (a)	3,484	3,410
Sirius XM Radio, LLC 5.50% 7/1/2029 (a)	510	514
Sirius XM Radio, LLC 4.125% 7/1/2030 (a)	3,380	3,217
Sirius XM Radio, LLC 3.875% 9/1/2031 (a)	5,536	5,102

227	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Communication services (continued)
Snap, Inc. 6.875% 3/1/2033 (a)	USD1,540	$1,597
Stagwell Global, LLC 5.625% 8/15/2029 (a)	1,010	986
TEGNA, Inc. 5.00% 9/15/2029	1,151	1,142
Univision Communications, Inc. 8.00% 8/15/2028 (a)	2,180	2,259
Univision Communications, Inc. 4.50% 5/1/2029 (a)	4,970	4,778
Univision Communications, Inc. 7.375% 6/30/2030 (a)	2,552	2,603
Univision Communications, Inc. 8.50% 7/31/2031 (a)	995	1,040
Univision Communications, Inc. 9.375% 8/1/2032 (a)	3,805	4,092
Verizon Communications, Inc. 2.355% 3/15/2032	21	19
Verizon Communications, Inc. 4.75% 1/15/2033	79	79
Verizon Communications, Inc. 5.75% 11/30/2045	19	19
Verizon Communications, Inc. 5.875% 11/30/2055	48	47
Verizon Communications, Inc. 6.00% 11/30/2065	22	22
Versant Media Group, Inc. 7.25% 1/30/2031 (a)	1,265	1,306
VMED 02 UK Financing I PLC 4.25% 1/31/2031 (a)	550	502
WarnerMedia Holdings, Inc. 3.755% 3/15/2027	360	358
WarnerMedia Holdings, Inc. 4.054% 3/15/2029	2,821	2,745
WarnerMedia Holdings, Inc. 4.279% 3/15/2032	2,970	2,611
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	6,878	4,858
WarnerMedia Holdings, Inc. 5.141% 3/15/2052	326	216
WMG Acquisition Corp. 3.75% 12/1/2029 (a)	1,498	1,443
WMG Acquisition Corp. 3.875% 7/15/2030 (a)	957	919
WMG Acquisition Corp. 3.00% 2/15/2031 (a)	225	210
Ziggo BV 4.875% 1/15/2030 (a)	215	203

		148,846

Energy 12.21%
3R Lux SARL 9.75% 2/5/2031 (a)	675	695
Aker BP ASA 5.25% 10/30/2035 (a)	195	191
Antero Midstream Partners, LP 5.75% 7/1/2034 (a)	575	580
Archrock Partners, LP 6.25% 4/1/2028 (a)	255	257
Archrock Partners, LP 6.625% 9/1/2032 (a)	520	537
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (a)	1,855	1,867
Ascent Resources Utica Holdings, LLC 6.625% 10/15/2032 (a)	1,175	1,219
Ascent Resources Utica Holdings, LLC 6.625% 7/15/2033 (a)	1,150	1,191
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031 (a)	1,210	1,198
Blue Racer Midstream, LLC 7.00% 7/15/2029 (a)	125	131
Blue Racer Midstream, LLC 7.25% 7/15/2032 (a)	40	43
Borr IHC, Ltd. 10.00% 11/15/2028 (a)	2,010	2,023
Borr IHC, Ltd. 10.375% 11/15/2030 (a)	646	644
California Resources Corp. 8.25% 6/15/2029 (a)	520	544
Caturus Energy, LLC 8.50% 2/15/2030 (a)	1,080	1,126
Chord Energy Corp. 6.75% 3/15/2033 (a)	990	1,024
CITGO Petroleum Corp. 8.375% 1/15/2029 (a)	1,220	1,273
Civitas Resources, Inc. 5.00% 10/15/2026 (a)	585	586
Civitas Resources, Inc. 8.375% 7/1/2028 (a)	740	763
Civitas Resources, Inc. 8.625% 11/1/2030 (a)	585	614
Civitas Resources, Inc. 8.75% 7/1/2031 (a)	2,207	2,292
Civitas Resources, Inc. 9.625% 6/15/2033 (a)	290	313
CNX Midstream Partners, LP 4.75% 4/15/2030 (a)	280	273
CNX Resources Corp. 6.00% 1/15/2029 (a)	1,754	1,768
CNX Resources Corp. 7.375% 1/15/2031 (a)	931	968
CNX Resources Corp. 7.25% 3/1/2032 (a)	2,160	2,256
Comstock Resources, Inc. 6.75% 3/1/2029 (a)	405	406
Comstock Resources, Inc. 5.875% 1/15/2030 (a)	890	866
Constellation Oil Services Holding SA 9.375% 11/7/2029 (a)	1,950	2,030
Crescent Energy Finance, LLC 9.25% 2/15/2028 (a)	907	939
Crescent Energy Finance, LLC 7.625% 4/1/2032 (a)	1,635	1,586

American Funds Insurance Series	228

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Energy (continued)
Crescent Energy Finance, LLC 7.375% 1/15/2033 (a)	USD1,215	$1,154
Crescent Energy Finance, LLC 8.375% 1/15/2034 (a)	495	492
Diamond Foreign Asset Co. 8.50% 10/1/2030 (a)	420	446
DT Midstream, Inc. 4.125% 6/15/2029 (a)	1,408	1,390
DT Midstream, Inc. 4.375% 6/15/2031 (a)	307	301
Energean Israel Finance, Ltd. 5.375% 3/30/2028 (a)	775	766
Energean Israel Finance, Ltd. 5.875% 3/30/2031 (a)	1,040	1,009
Energy Transfer, LP 6.00% 2/1/2029 (a)	55	56
EQT Corp. 6.375% 4/1/2029	185	192
EQT Corp. 4.75% 1/15/2031	1,350	1,359
EQT Corp. 3.625% 5/15/2031 (a)	290	273
Expand Energy Corp. 4.875% 4/15/2022 (c)	4,300	1
Expand Energy Corp. 6.75% 4/15/2029 (a)	280	282
Expand Energy Corp. 5.375% 3/15/2030	780	791
Expand Energy Corp. 4.75% 2/1/2032	290	286
Genesis Energy, LP 7.75% 2/1/2028	72	72
Genesis Energy, LP 8.25% 1/15/2029	1,545	1,618
Genesis Energy, LP 8.875% 4/15/2030	1,225	1,295
Genesis Energy, LP 7.875% 5/15/2032	2,785	2,905
Global Partners, LP 6.875% 1/15/2029	135	137
Global Partners, LP 8.25% 1/15/2032 (a)	580	613
Global Partners, LP 7.125% 7/1/2033 (a)	385	394
Gulfport Energy Operating Corp. 6.75% 9/1/2029 (a)	395	408
Harbour Energy PLC 5.50% 10/15/2026 (a)	1,065	1,059
Harvest Midstream I, LP 7.50% 9/1/2028 (a)	1,432	1,454
Harvest Midstream I, LP 7.50% 5/15/2032 (a)	520	542
Hess Midstream Operations, LP 5.875% 3/1/2028 (a)	775	792
Hess Midstream Operations, LP 5.125% 6/15/2028 (a)	361	363
Hess Midstream Operations, LP 6.50% 6/1/2029 (a)	695	720
Hess Midstream Operations, LP 4.25% 2/15/2030 (a)	1,430	1,404
Hess Midstream Operations, LP 5.50% 10/15/2030 (a)	490	498
Hilcorp Energy I, LP 5.75% 2/1/2029 (a)	805	798
Hilcorp Energy I, LP 6.00% 4/15/2030 (a)	837	817
Hilcorp Energy I, LP 6.00% 2/1/2031 (a)	783	747
Hilcorp Energy I, LP 6.25% 4/15/2032 (a)	605	572
Hilcorp Energy I, LP 8.375% 11/1/2033 (a)	1,258	1,290
Kodiak Gas Services, LLC 7.25% 2/15/2029 (a)	350	364
Kodiak Gas Services, LLC 6.50% 10/1/2033 (a)	200	204
Kodiak Gas Services, LLC 6.75% 10/1/2035 (a)	200	206
Matador Resources Co. 6.875% 4/15/2028 (a)	275	282
Matador Resources Co. 6.50% 4/15/2032 (a)	720	731
Matador Resources Co. 6.25% 4/15/2033 (a)	1,245	1,251
Mesquite Energy, Inc. 7.25% 2/15/2023 (a)(c)	739	4
Murphy Oil Corp. 6.375% 7/15/2028	243	245
Murphy Oil Corp. 6.00% 10/1/2032	410	410
Murphy Oil USA, Inc. 3.75% 2/15/2031 (a)	820	770
Nabors Industries, Inc. 9.125% 1/31/2030 (a)	1,225	1,285
Nabors Industries, Inc. 8.875% 8/15/2031 (a)	445	432
Nabors Industries, Inc. 7.625% 11/15/2032 (a)	1,240	1,220
Nabors Industries, Ltd. 7.50% 1/15/2028 (a)	75	75
New Fortress Energy, Inc. 6.50% 9/30/2026 (a)	745	57
NFE Financing, LLC 12.00% 11/15/2029 (a)(c)	18,263	5,296
NGL Energy Operating, LLC 8.125% 2/15/2029 (a)	105	109
NGL Energy Operating, LLC 8.375% 2/15/2032 (a)	490	508
Noble Finance II, LLC 8.00% 4/15/2030 (a)	1,695	1,762
Northern Oil and Gas, Inc. 8.75% 6/15/2031 (a)	360	364
Northern Oil and Gas, Inc. 7.875% 10/15/2033 (a)	895	872
NuStar Logistics, LP 6.00% 6/1/2026	286	288
Occidental Petroleum Corp. 6.60% 3/15/2046	582	604
Occidental Petroleum Corp. 6.05% 10/1/2054	1,200	1,148

229	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Energy (continued)
Permian Resources Operating, LLC 8.00% 4/15/2027 (a)	USD58	$59
Permian Resources Operating, LLC 7.00% 1/15/2032 (a)	955	999
Permian Resources Operating, LLC 6.25% 2/1/2033 (a)	1,490	1,529
Petrobras Global Finance BV 5.125% 9/10/2030	1,070	1,050
Petroleos Mexicanos 8.75% 6/2/2029	880	944
Petroleos Mexicanos 6.84% 1/23/2030	510	518
Petroleos Mexicanos 5.95% 1/28/2031	1,010	978
Petroleos Mexicanos 7.69% 1/23/2050	185	166
Petroleos Mexicanos 6.95% 1/28/2060	320	261
Range Resources Corp. 8.25% 1/15/2029	500	510
Range Resources Corp. 4.75% 2/15/2030 (a)	285	282
Seadrill Finance, Ltd. 8.375% 8/1/2030 (a)	200	208
Suburban Propane Partners, LP 5.00% 6/1/2031 (a)	335	322
Summit Midstream Holdings, LLC 8.625% 10/31/2029 (a)	1,785	1,852
Sunoco, LP 6.00% 4/15/2027	547	550
Sunoco, LP 5.875% 7/15/2027 (a)	535	538
Sunoco, LP 5.875% 3/15/2028	290	292
Sunoco, LP 7.00% 5/1/2029 (a)	300	313
Sunoco, LP 4.50% 5/15/2029	1,970	1,936
Sunoco, LP 4.50% 4/30/2030	1,880	1,837
Sunoco, LP 4.625% 5/1/2030 (a)	440	428
Sunoco, LP 5.625% 3/15/2031 (a)	925	932
Sunoco, LP 7.25% 5/1/2032 (a)	1,335	1,412
Sunoco, LP 6.625% 8/15/2032 (a)	70	72
Sunoco, LP 6.25% 7/1/2033 (a)	810	830
Sunoco, LP 5.875% 3/15/2034 (a)	810	810
Sunoco, LP 7.875% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 4.23% on 9/18/2030) (a)(d)	1,775	1,825
Talos Production, Inc. 9.00% 2/1/2029 (a)	985	1,026
Talos Production, Inc. 9.375% 2/1/2031 (a)	1,355	1,416
Targa Resources Partners, LP 5.50% 3/1/2030	327	332
Targa Resources Partners, LP 4.875% 2/1/2031	180	181
TGS ASA 8.50% 1/15/2030 (a)	710	744
Tidewater, Inc. 9.125% 7/15/2030 (a)	265	285
Transocean Aquila, Ltd. 8.00% 9/30/2028 (a)	387	398
Transocean International, Ltd. 8.75% 2/15/2030 (a)	374	391
Transocean International, Ltd. 7.875% 10/15/2032 (a)	290	304
Transocean Titan Financing, Ltd. 8.375% 2/1/2028 (a)	961	982
Transocean, Inc. 8.50% 5/15/2031 (a)	665	659
Transocean, Inc. 6.80% 3/15/2038	425	366
USA Compression Partners, LP 7.125% 3/15/2029 (a)	430	445
USA Compression Partners, LP 6.25% 10/1/2033 (a)	1,045	1,058
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029 (a)	1,070	1,004
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030 (a)	325	329
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031 (a)	1,935	1,762
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033 (a)	1,575	1,351
Venture Global LNG, Inc. 8.125% 6/1/2028 (a)	915	927
Venture Global LNG, Inc. 9.50% 2/1/2029 (a)	405	420
Venture Global LNG, Inc. 7.00% 1/15/2030 (a)	1,025	987
Venture Global LNG, Inc. 8.375% 6/1/2031 (a)	1,785	1,776
Venture Global LNG, Inc. 9.875% 2/1/2032 (a)	885	915
Venture Global LNG, Inc. 9.00% junior subordinated perpetual preferred bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.44% on 9/30/2029) (a)(d)	413	327
Venture Global Plaquemines LNG, LLC 6.125% 12/15/2030 (a)	920	937
Venture Global Plaquemines LNG, LLC 7.50% 5/1/2033 (a)	835	903
Venture Global Plaquemines LNG, LLC 6.50% 1/15/2034 (a)	1,690	1,732
Venture Global Plaquemines LNG, LLC 6.50% 6/15/2034 (a)	550	562
Venture Global Plaquemines LNG, LLC 7.75% 5/1/2035 (a)	970	1,063
Venture Global Plaquemines LNG, LLC 6.75% 1/15/2036 (a)	1,470	1,506
Vital Energy, Inc. 7.875% 4/15/2032 (a)	700	690

American Funds Insurance Series	230

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Energy (continued)
Weatherford International, Ltd. 8.625% 4/30/2030 (a)	USD1,375	$1,410
Weatherford International, Ltd. 6.75% 10/15/2033 (a)	1,030	1,055
Western Midstream Operating, LP 4.50% 3/1/2028	239	240
Western Midstream Operating, LP 5.25% 2/1/2050	300	257
Wildfire Intermediate Holdings, LLC 7.50% 10/15/2029 (a)	395	400
YPF SA 8.75% 9/11/2031	190	197

		126,776

Consumer discretionary 10.29%
Acushnet Co. 5.625% 12/1/2033 (a)	645	654
Advance Auto Parts, Inc. 5.95% 3/9/2028	953	975
Advance Auto Parts, Inc. 3.90% 4/15/2030	920	845
Advance Auto Parts, Inc. 3.50% 3/15/2032	959	817
Advance Auto Parts, Inc. 7.375% 8/1/2033 (a)	305	306
Allied Universal Holdco, LLC 4.625% 6/1/2028 (a)	555	548
Allied Universal Holdco, LLC 6.00% 6/1/2029 (a)	1,245	1,233
Allied Universal Holdco, LLC 6.875% 6/15/2030 (a)	1,375	1,432
Allied Universal Holdco, LLC 7.875% 2/15/2031 (a)	430	453
Asbury Automotive Group, Inc. 4.625% 11/15/2029 (a)	1,275	1,254
Asbury Automotive Group, Inc. 5.00% 2/15/2032 (a)	600	583
Bath & Body Works, Inc. 6.875% 11/1/2035	791	801
Bath & Body Works, Inc. 6.75% 7/1/2036	295	293
Beach Acquisition Bidco, LLC 10.75% PIK or 10.00% Cash 7/15/2033 (a)(b)	605	668
Boyd Gaming Corp. 4.75% 6/15/2031 (a)	1,330	1,300
Caesars Entertainment, Inc. 4.625% 10/15/2029 (a)	1,394	1,338
Caesars Entertainment, Inc. 7.00% 2/15/2030 (a)	1,870	1,938
Caesars Entertainment, Inc. 6.50% 2/15/2032 (a)	1,025	1,051
Caesars Entertainment, Inc. 6.00% 10/15/2032 (a)	185	180
Carnival Corp. 4.00% 8/1/2028 (a)	1,450	1,429
Carnival Corp. 5.125% 5/1/2029 (a)	870	880
Carnival Corp. 7.00% 8/15/2029 (a)	135	142
Carnival Corp. 5.75% 8/1/2032 (a)	3,044	3,128
Carnival Corp. 6.125% 2/15/2033 (a)	3,765	3,890
Cougar JV Subsidiary, LLC 8.00% 5/15/2032 (a)	575	617
Fertitta Entertainment, LLC 4.625% 1/15/2029 (a)	1,250	1,215
Fertitta Entertainment, LLC 6.75% 1/15/2030 (a)	1,760	1,675
First Student Bidco, Inc. 4.00% 7/31/2029 (a)	1,410	1,375
Flutter Treasury DAC 6.125% 6/4/2031	GBP320	435
Ford Motor Co. 3.25% 2/12/2032	USD2,790	2,460
Ford Motor Credit Co., LLC 4.271% 1/9/2027	495	493
Ford Motor Credit Co., LLC 3.815% 11/2/2027	115	113
Ford Motor Credit Co., LLC 5.918% 3/20/2028	200	205
Ford Motor Credit Co., LLC 6.798% 11/7/2028	335	352
Ford Motor Credit Co., LLC 5.113% 5/3/2029	695	696
Ford Motor Credit Co., LLC 5.875% 11/7/2029	225	231
Ford Motor Credit Co., LLC 7.20% 6/10/2030	370	397
Ford Motor Credit Co., LLC 5.73% 9/5/2030	2,263	2,299
Ford Motor Credit Co., LLC 4.00% 11/13/2030	550	520
Ford Motor Credit Co., LLC 6.05% 3/5/2031	570	586
Ford Motor Credit Co., LLC 3.625% 6/17/2031	440	403
Ford Motor Credit Co., LLC 6.532% 3/19/2032	2,185	2,286
Ford Motor Credit Co., LLC 7.122% 11/7/2033	405	435
Ford Motor Credit Co., LLC 6.125% 3/8/2034	1,955	1,987
Ford Motor Credit Co., LLC 6.50% 2/7/2035	2,755	2,855
Ford Motor Credit Co., LLC 5.869% 10/31/2035	4,390	4,337
Gap, Inc. 3.625% 10/1/2029 (a)	170	161
Gap, Inc. 3.875% 10/1/2031 (a)	108	100
General Motors Financial Co., Inc. 5.90% 1/7/2035	530	553

231	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Consumer discretionary (continued)
Genting New York, LLC 7.25% 10/1/2029 (a)	USD1,440	$1,478
Great Canadian Gaming Corp. 8.75% 11/15/2029 (a)	1,790	1,809
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031 (a)	1,045	1,001
Hilton Domestic Operating Co., Inc. 5.75% 9/15/2033 (a)	655	671
Hilton Domestic Operating Co., Inc. 5.50% 3/31/2034 (a)	290	292
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029 (a)	591	574
Hyundai Capital America 1.65% 9/17/2026 (a)	70	69
International Game Technology PLC 5.25% 1/15/2029 (a)	1,065	1,066
KB Home 6.875% 6/15/2027	220	225
KB Home 7.25% 7/15/2030	330	341
Kontoor Brands, Inc. 4.125% 11/15/2029 (a)	370	354
LCM Investments Holdings II, LLC 4.875% 5/1/2029 (a)	3,405	3,357
LCM Investments Holdings II, LLC 8.25% 8/1/2031 (a)	1,365	1,445
Levi Strauss & Co. 3.50% 3/1/2031 (a)	1,315	1,230
Light and Wonder International, Inc. 6.25% 10/1/2033 (a)	395	400
Lithia Motors, Inc. 3.875% 6/1/2029 (a)	1,090	1,055
Lithia Motors, Inc. 5.50% 10/1/2030 (a)	625	630
Lithia Motors, Inc. 4.375% 1/15/2031 (a)	700	673
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029 (a)	455	435
MGM Resorts International 5.50% 4/15/2027	200	202
Newell Brands, Inc. 8.50% 6/1/2028 (a)	580	609
Newell Brands, Inc. 6.625% 9/15/2029	570	569
Newell Brands, Inc. 6.375% 5/15/2030	1,150	1,125
Newell Brands, Inc. 6.625% 5/15/2032	1,995	1,938
Newell Brands, Inc. 7.375% 4/1/2036	635	597
Newell Brands, Inc. 7.50% 4/1/2046	285	238
Nissan Motor Acceptance Co., LLC 5.30% 9/13/2027 (a)	400	401
Nissan Motor Acceptance Co., LLC 6.125% 9/30/2030 (a)	1,585	1,586
Nissan Motor Acceptance Corp. 1.85% 9/16/2026 (a)	350	343
Nissan Motor Co., Ltd. 4.345% 9/17/2027 (a)	355	350
Nissan Motor Co., Ltd. 7.50% 7/17/2030 (a)	1,695	1,780
Nissan Motor Co., Ltd. 7.75% 7/17/2032 (a)	1,665	1,770
Nissan Motor Co., Ltd. 8.125% 7/17/2035 (a)	4,190	4,456
Party City Holdings, Inc. 0% 10/12/2028 (e)	500	–	(f)
Party City Holdings, Inc. 0% 8/27/2030 (e)	2,510	50
PENN Entertainment, Inc. 4.125% 7/1/2029 (a)	15	14
RHP Hotel Properties, LP 7.25% 7/15/2028 (a)	492	508
RHP Hotel Properties, LP 4.50% 2/15/2029 (a)	660	654
RHP Hotel Properties, LP 6.50% 6/15/2033 (a)	585	611
Royal Caribbean Cruises, Ltd. 5.375% 1/15/2036	171	172
Sally Holdings, LLC 6.75% 3/1/2032	2,887	3,018
Scientific Games Holdings, LP 6.625% 3/1/2030 (a)	550	489
Sekisui House U.S., Inc. 6.00% 1/15/2043	803	752
Service Corp. International 3.375% 8/15/2030	190	178
Service Corp. International 4.00% 5/15/2031	515	493
Somnigroup International, Inc. 4.00% 4/15/2029 (a)	95	93
Sonic Automotive, Inc. 4.625% 11/15/2029 (a)	1,981	1,946
Sonic Automotive, Inc. 4.875% 11/15/2031 (a)	2,364	2,293
Station Casinos, LLC 6.625% 3/15/2032 (a)	320	329
TopBuild Corp. 5.625% 1/31/2034 (a)	885	896
Travel + Leisure Co. 4.50% 12/1/2029 (a)	995	975
Travel + Leisure Co. 4.625% 3/1/2030 (a)	200	196
Universal Entertainment Corp. 9.875% 8/1/2029 (a)	2,720	2,672
Vail Resorts, Inc. 5.625% 7/15/2030 (a)	315	321
Vail Resorts, Inc. 6.50% 5/15/2032 (a)	555	576
Valvoline, Inc. 3.625% 6/15/2031 (a)	630	580
Wand NewCo 3, Inc. 7.625% 1/30/2032 (a)	10	11
Wayfair, Inc. 6.75% 11/15/2032 (a)	120	124
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028 (a)	555	550
Wynn Resorts Finance, LLC 5.125% 10/1/2029 (a)	352	354

American Funds Insurance Series	232

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Consumer discretionary (continued)
Wynn Resorts Finance, LLC 7.125% 2/15/2031 (a)	USD487	$527
Wynn Resorts Finance, LLC 6.25% 3/15/2033 (a)	720	737
ZF North America Capital, Inc. 7.50% 3/24/2031 (a)	700	708

		106,820

Financials 9.73%
AG Issuer, LLC 6.25% 3/1/2028 (a)	751	757
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027 (a)	555	554
Alliant Holdings Intermediate, LLC 6.75% 4/15/2028 (a)	305	312
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029 (a)	1,745	1,753
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031 (a)	660	685
Alliant Holdings Intermediate, LLC 6.50% 10/1/2031 (a)	1,045	1,078
Alliant Holdings Intermediate, LLC 7.375% 10/1/2032 (a)	3,585	3,722
AmWINS Group, Inc. 4.875% 6/30/2029 (a)	1,650	1,624
Ardonagh Finco, Ltd. 7.75% 2/15/2031 (a)	1,095	1,149
Ardonagh Group Finance, Ltd. 8.875% 2/15/2032 (a)	2,015	2,102
Aretec Group, Inc. 7.50% 4/1/2029 (a)	3,193	3,222
Aretec Group, Inc. 10.00% 8/15/2030 (a)	680	735
Asurion, LLC 8.00% 12/31/2032 (a)	715	742
Blackstone Private Credit Fund 5.95% 7/16/2029	296	302
Blackstone Private Credit Fund 6.00% 11/22/2034	795	803
Block, Inc. 2.75% 6/1/2026	510	507
Block, Inc. 5.625% 8/15/2030 (a)	1,145	1,169
Block, Inc. 3.50% 6/1/2031	1,660	1,561
Block, Inc. 6.50% 5/15/2032	920	957
Block, Inc. 6.00% 8/15/2033 (a)	565	580
Blue Owl Credit Income Corp. 6.65% 3/15/2031	380	392
Cipher Compute, LLC 7.125% 11/15/2030 (a)	470	479
Coinbase Global, Inc. 3.375% 10/1/2028 (a)	4,216	4,020
Coinbase Global, Inc. 3.625% 10/1/2031 (a)	2,544	2,270
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029 (a)	3,769	3,499
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032 (a)	731	659
Freedom Mortgage Holdings, LLC 6.875% 5/1/2031 (a)	725	726
FS KKR Capital Corp. 6.125% 1/15/2031	540	527
Hightower Holding, LLC 6.75% 4/15/2029 (a)	1,140	1,137
Hightower Holding, LLC 9.125% 1/31/2030 (a)	195	208
Howden UK Refinance PLC 7.25% 2/15/2031 (a)	1,100	1,133
HUB International, Ltd. 7.25% 6/15/2030 (a)	857	900
HUB International, Ltd. 7.375% 1/31/2032 (a)	1,265	1,328
ION Platform Finance US, Inc. 8.75% 5/1/2029 (a)	3,875	3,930
ION Platform Finance US, Inc. 9.50% 5/30/2029 (a)	2,825	2,864
ION Platform Finance US, Inc. 9.00% 8/1/2029 (a)	1,550	1,533
ION Platform Finance US, Inc. 7.875% 9/30/2032 (a)	2,515	2,390
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032 (a)	1,520	1,452
Jane Street Group, LLC 7.125% 4/30/2031 (a)	136	143
Jane Street Group, LLC 6.75% 5/1/2033 (a)	1,860	1,943
Jefferson Capital Holdings, LLC 8.25% 5/15/2030 (a)	245	258
LPL Holdings, Inc. 4.375% 5/15/2031 (a)	715	697
MSCI, Inc. 3.875% 2/15/2031 (a)	510	490
MSCI, Inc. 3.625% 11/1/2031 (a)	256	240
Navient Corp. 6.75% 6/15/2026	510	517
Navient Corp. 5.00% 3/15/2027	2,253	2,259
Navient Corp. 4.875% 3/15/2028	550	544
Navient Corp. 5.50% 3/15/2029	4,240	4,212
Navient Corp. 9.375% 7/25/2030	1,907	2,121
Navient Corp. 11.50% 3/15/2031	880	986
Navient Corp. 7.875% 6/15/2032	2,445	2,561
Navient Corp. 5.625% 8/1/2033	2,548	2,332

233	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Financials (continued)
OneMain Finance Corp. 3.875% 9/15/2028	USD165	$161
OneMain Finance Corp. 6.625% 5/15/2029	1,055	1,094
OneMain Finance Corp. 5.375% 11/15/2029	1,155	1,156
OneMain Finance Corp. 7.875% 3/15/2030	915	968
OneMain Finance Corp. 6.125% 5/15/2030	1,885	1,926
OneMain Finance Corp. 4.00% 9/15/2030	245	231
OneMain Finance Corp. 7.50% 5/15/2031	125	132
OneMain Finance Corp. 7.125% 11/15/2031	1,335	1,395
OneMain Finance Corp. 7.125% 9/15/2032	1,975	2,054
OneMain Finance Corp. 6.50% 3/15/2033	1,055	1,068
OneMain Finance Corp. 6.75% 9/15/2033	695	705
Osaic Financial Services, Inc. 6.50% 11/30/2027	6	139
Osaic Holdings, Inc. 6.75% 8/1/2032 (a)	765	800
Osaic Holdings, Inc. 8.00% 8/1/2033 (a)	1,575	1,647
Oxford Finance, LLC 6.375% 2/1/2027 (a)	1,488	1,493
Panther Escrow Issuer, LLC 7.125% 6/1/2031 (a)	845	876
PennyMac Financial Services, Inc. 6.875% 5/15/2032 (a)	440	461
PennyMac Financial Services, Inc. 6.875% 2/15/2033 (a)	520	543
Planet Financial Group, LLC 10.50% 12/15/2029 (a)	51	54
Rocket Companies, Inc. 7.125% 2/1/2032 (a)	380	400
Rocket Mortgage, LLC 2.875% 10/15/2026 (a)	520	513
Ryan Specialty, LLC 4.375% 2/1/2030 (a)	720	708
Ryan Specialty, LLC 5.875% 8/1/2032 (a)	805	823
SLM Corp. 6.50% 1/31/2030	680	705
Starwood Property Trust, Inc. 4.375% 1/15/2027 (a)	655	651
Starwood Property Trust, Inc. 5.25% 10/15/2028 (a)	1,015	1,026
Starwood Property Trust, Inc. 7.25% 4/1/2029 (a)	600	634
Starwood Property Trust, Inc. 6.50% 7/1/2030 (a)	410	429
Starwood Property Trust, Inc. 6.50% 10/15/2030 (a)	385	402
Voyager Parent, LLC 9.25% 7/1/2032 (a)	4,020	4,268
WEX, Inc. 6.50% 3/15/2033 (a)	550	565

		101,091

Materials 7.67%
Alliance Resource Operating Partners, LP 8.625% 6/15/2029 (a)	975	1,032
AmeriTex HoldCo Intermediate, LLC, 7.625% 8/15/2033 (a)	495	523
ArcelorMittal SA 7.00% 10/15/2039	488	551
ArcelorMittal SA 6.75% 3/1/2041	825	905
Ardagh Metal Packaging Finance PLC 4.00% 9/1/2029 (a)	1,280	1,206
Avient Corp. 6.25% 11/1/2031 (a)	225	231
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031 (a)	240	253
Axalta Coating Systems, LLC 4.75% 6/15/2027 (a)	460	461
Ball Corp. 6.00% 6/15/2029	350	360
Ball Corp. 2.875% 8/15/2030	160	148
Ball Corp. 3.125% 9/15/2031	1,235	1,139
Ball Corp. 5.50% 9/15/2033	1,765	1,801
BHP Billiton Finance (USA), Ltd. 5.75% 9/5/2055	36	37
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029 (a)	2,075	1,987
Capstone Copper Corp. 6.75% 3/31/2033 (a)	245	254
Celanese US Holdings, LLC 6.665% 7/15/2027	45	46
Celanese US Holdings, LLC 6.50% 4/15/2030	520	523
Celanese US Holdings, LLC 7.05% 11/15/2030	265	279
Celanese US Holdings, LLC 7.00% 2/15/2031	675	692
Celanese US Holdings, LLC 6.75% 4/15/2033	1,615	1,608
Celanese US Holdings, LLC 7.20% 11/15/2033	70	74
Celanese US Holdings, LLC 7.375% 2/15/2034	560	569
Century Aluminum Co. 6.875% 8/1/2032 (a)	400	413
Cleveland-Cliffs, Inc. 4.625% 3/1/2029 (a)	2,036	2,007

American Funds Insurance Series	234

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Materials (continued)
Cleveland-Cliffs, Inc. 6.875% 11/1/2029 (a)	USD2,404	$2,492
Cleveland-Cliffs, Inc. 6.75% 4/15/2030 (a)	1,105	1,138
Cleveland-Cliffs, Inc. 4.875% 3/1/2031 (a)	2,025	1,951
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (a)	1,930	2,037
Cleveland-Cliffs, Inc. 7.00% 3/15/2032 (a)	2,035	2,088
Cleveland-Cliffs, Inc. 7.375% 5/1/2033 (a)	290	302
Cleveland-Cliffs, Inc. 7.625% 1/15/2034 (a)	1,175	1,229
Commercial Metals Co. 5.75% 11/15/2033 (a)	560	573
Commercial Metals Co. 6.00% 12/15/2035 (a)	1,160	1,190
Consolidated Energy Finance SA 5.625% 10/15/2028 (a)	655	427
Consolidated Energy Finance SA 12.00% 2/15/2031 (a)	3,465	2,454
CVR Partners, LP 6.125% 6/15/2028 (a)	485	488
First Quantum Minerals, Ltd. 9.375% 3/1/2029 (a)	3,490	3,679
First Quantum Minerals, Ltd. 7.25% 2/15/2034 (a)	490	516
Freeport-McMoRan, Inc. 4.25% 3/1/2030	432	429
Freeport-McMoRan, Inc. 5.45% 3/15/2043	381	369
FXI Holdings, Inc. 16.00% PIK 11/15/2029 (14.00% on 11/15/2028) (a)(b)(d)	6,093	3,473
FXI Holdings, Inc. 11.00% 11/15/2030 (a)	10,551	9,496
Graphic Packaging International, LLC 3.75% 2/1/2030 (a)	420	399
Graphic Packaging International, LLC 6.375% 7/15/2032 (a)	590	602
INEOS Finance PLC 6.75% 5/15/2028 (a)	500	445
INEOS Finance PLC 7.50% 4/15/2029 (a)	285	248
JH North America Holdings, Inc. 5.875% 1/31/2031 (a)	510	521
JH North America Holdings, Inc. 6.125% 7/31/2032 (a)	805	827
LSB Industries, Inc. 6.25% 10/15/2028 (a)	130	130
LYB International Finance III, LLC 5.125% 1/15/2031	16	16
Magnera Corp. 4.75% 11/15/2029 (a)	425	393
Methanex Corp. 5.125% 10/15/2027	2,415	2,430
Methanex Corp. 5.25% 12/15/2029	747	754
Methanex Corp. 5.65% 12/1/2044	465	417
Methanex US Operations, Inc. 6.25% 3/15/2032 (a)	1,415	1,458
Minera Mexico, SA de CV, 5.625% 2/12/2032 (a)	200	207
Mineral Resources, Ltd. 8.00% 11/1/2027 (a)	2,079	2,127
Mineral Resources, Ltd. 9.25% 10/1/2028 (a)	1,820	1,912
Mineral Resources, Ltd. 8.50% 5/1/2030 (a)	750	781
NOVA Chemicals Corp. 8.50% 11/15/2028 (a)	245	256
NOVA Chemicals Corp. 4.25% 5/15/2029 (a)	425	416
NOVA Chemicals Corp. 9.00% 2/15/2030 (a)	2,100	2,245
NOVA Chemicals Corp. 7.00% 12/1/2031 (a)	665	711
Novelis Corp. 3.875% 8/15/2031 (a)	497	453
Olin Corp. 6.625% 4/1/2033 (a)	80	80
Quikrete Holdings, Inc. 6.375% 3/1/2032 (a)	560	583
Quikrete Holdings, Inc. 6.75% 3/1/2033 (a)	995	1,040
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (a)(b)(d)	1,611	1,634
Samarco Mineracao SA 9.00% PIK 6/30/2031 (5.50% PIK and 3.50% Cash on 12/30/2026) (b)(d)	683	693
SCIH Salt Holdings, Inc. 4.875% 5/1/2028 (a)	1,310	1,315
Solstice Advanced Materials, Inc. 5.625% 9/30/2033 (a)	900	909
Synergy Infrastructure Holdings, LLC 7.875% 12/1/2030 (a)	325	338
Trident TPI Holdings, Inc. 12.75% 12/31/2028 (a)	470	482
Trivium Packaging Finance BV 8.25% 7/15/2030 (a)	526	564
Trivium Packaging Finance BV 12.25% 1/15/2031 (a)	1,015	1,102
Vale Overseas, Ltd. 6.00% 2/25/2056 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.431% on 2/25/2031) (a)(d)	200	200
Veritiv Operating Co. 10.50% 11/30/2030 (a)	780	840
Warrior Met Coal, Inc. 7.875% 12/1/2028 (a)	598	612
Westlake Corp. 5.55% 11/15/2035	54	54
Westlake Corp. 6.375% 11/15/2055	40	39

		79,663

235	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Health care 7.45%
1261229 B.C., Ltd. 10.00% 4/15/2032 (a)	USD4,173	$4,343
AdaptHealth, LLC 6.125% 8/1/2028 (a)	285	288
AdaptHealth, LLC 4.625% 8/1/2029 (a)	1,105	1,075
AdaptHealth, LLC 5.125% 3/1/2030 (a)	1,425	1,397
Amneal Pharmaceuticals, LLC 6.875% 8/1/2032 (a)	495	523
AthenaHealth Group, Inc. 6.50% 2/15/2030 (a)	590	589
Avantor Funding, Inc. 4.625% 7/15/2028 (a)	2,040	2,031
Avantor Funding, Inc. 3.875% 11/1/2029 (a)	620	596
Bausch + Lomb Corp. 8.375% 10/1/2028 (a)	205	214
Bausch Health Americas, Inc. 8.50% 1/31/2027 (a)	1,786	1,770
Bausch Health Cos., Inc. 5.00% 1/30/2028 (a)	442	387
Bausch Health Cos., Inc. 4.875% 6/1/2028 (a)	455	408
Bausch Health Cos., Inc. 11.00% 9/30/2028 (a)	216	224
Bausch Health Cos., Inc. 7.25% 5/30/2029 (a)	20	16
Bausch Health Cos., Inc. 5.25% 1/30/2030 (a)	682	481
Bausch Health Cos., Inc. 5.25% 2/15/2031 (a)	592	388
Centene Corp. 4.625% 12/15/2029	945	917
Centene Corp. 3.375% 2/15/2030	42	39
Centene Corp. 2.50% 3/1/2031	1,125	972
Centene Corp. 2.625% 8/1/2031	100	86
Charles River Laboratories International, Inc. 4.25% 5/1/2028 (a)	186	184
CHS / Community Health Systems, Inc. 6.00% 1/15/2029 (a)	805	808
CHS / Community Health Systems, Inc. 5.25% 5/15/2030 (a)	2,360	2,221
CHS / Community Health Systems, Inc. 4.75% 2/15/2031 (a)	1,020	909
CHS / Community Health Systems, Inc. 10.875% 1/15/2032 (a)	162	177
DaVita, Inc. 4.625% 6/1/2030 (a)	1,365	1,328
DaVita, Inc. 3.75% 2/15/2031 (a)	875	810
DaVita, Inc. 6.875% 9/1/2032 (a)	2,255	2,349
DaVita, Inc. 6.75% 7/15/2033 (a)	2,035	2,112
Endo Finance Holdings, Inc. 8.50% 4/15/2031 (a)	2,565	2,714
Grifols SA 4.75% 10/15/2028 (a)	1,590	1,571
Grifols SA 7.50% 5/1/2030	EUR410	507
HCA, Inc. 4.625% 3/15/2052	USD233	190
HCA, Inc. 7.50% 11/15/2095	210	229
Insulet Corp. 6.50% 4/1/2033 (a)	57	60
IQVIA, Inc. 6.25% 6/1/2032 (a)	1,475	1,543
Jazz Securities DAC 4.375% 1/15/2029 (a)	506	499
Medline Borrower, LP 3.875% 4/1/2029 (a)	2,330	2,276
Medline Borrower, LP 6.25% 4/1/2029 (a)	914	946
Medline Borrower, LP 5.25% 10/1/2029 (a)	1,470	1,479
Molina Healthcare, Inc. 4.375% 6/15/2028 (a)	1,115	1,097
Molina Healthcare, Inc. 3.875% 11/15/2030 (a)	1,349	1,253
Molina Healthcare, Inc. 6.50% 2/15/2031 (a)	960	987
Molina Healthcare, Inc. 3.875% 5/15/2032 (a)	3,565	3,245
Molina Healthcare, Inc. 6.25% 1/15/2033 (a)	1,385	1,413
Owens & Minor, Inc. 4.50% 3/31/2029 (a)	2,122	1,442
Owens & Minor, Inc. 6.625% 4/1/2030 (a)	6,277	4,011
Perrigo Finance Unlimited Co. 6.125% 9/30/2032	400	390
Radiology Partners, Inc. 9.781% PIK 2/15/2030 (a)(b)	2,278	2,196
Radiology Partners, Inc. 8.50% 7/15/2032 (a)	2,945	3,080
Sotera Health Holdings, LLC 7.375% 6/1/2031 (a)	635	667
Surgery Center Holdings, Inc. 7.25% 4/15/2032 (a)	855	866
Team Health Holdings, Inc. 8.375% 6/30/2028 (a)	260	264
Tenet Healthcare Corp. 5.125% 11/1/2027	80	80
Tenet Healthcare Corp. 4.25% 6/1/2029	1,785	1,760
Tenet Healthcare Corp. 4.375% 1/15/2030	895	879
Tenet Healthcare Corp. 6.75% 5/15/2031	1,070	1,114
Tenet Healthcare Corp. 6.875% 11/15/2031	100	110
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027	452	454
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	415	431

American Funds Insurance Series	236

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Health care (continued)
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	USD6,990	$7,075
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	400	441
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031	1,159	1,336
Teva Pharmaceutical Finance Netherlands III BV 6.00% 12/1/2032	1,345	1,413
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	1,377	1,043
Teva Pharmaceutical Finance Netherlands IV BV 5.75% 12/1/2030	610	633

		77,336

Real estate 6.36%
Anywhere Real Estate Group, LLC 5.75% 1/15/2029 (a)	1,408	1,369
Anywhere Real Estate Group, LLC 5.25% 4/15/2030 (a)	917	860
Anywhere Real Estate Group, LLC 7.00% 4/15/2030 (a)	160	160
Brookfield Property REIT, Inc. 5.75% 5/15/2026 (a)	739	735
Forestar Group, Inc. 5.00% 3/1/2028 (a)	92	92
Forestar Group, Inc. 6.50% 3/15/2033 (a)	1,900	1,939
Howard Hughes Corp. (The) 5.375% 8/1/2028 (a)	150	151
Howard Hughes Corp. (The) 4.125% 2/1/2029 (a)	2,763	2,687
Howard Hughes Corp. (The) 4.375% 2/1/2031 (a)	4,043	3,853
Hudson Pacific Properties, LP 5.95% 2/15/2028	200	197
Hudson Pacific Properties, LP 3.25% 1/15/2030	430	364
Iron Mountain, Inc. 5.00% 7/15/2028 (a)	367	367
Iron Mountain, Inc. 7.00% 2/15/2029 (a)	210	216
Iron Mountain, Inc. 5.25% 7/15/2030 (a)	3,225	3,189
Iron Mountain, Inc. 4.50% 2/15/2031 (a)	1,995	1,903
Iron Mountain, Inc. 5.625% 7/15/2032 (a)	220	217
Kennedy-Wilson, Inc. 4.75% 3/1/2029	1,785	1,742
Kennedy-Wilson, Inc. 4.75% 2/1/2030	2,645	2,495
Kennedy-Wilson, Inc. 5.00% 3/1/2031	2,430	2,287
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029 (a)	565	559
Ladder Capital Finance Holdings LLLP 5.50% 8/1/2030	38	39
Ladder Capital Finance Holdings LLLP 7.00% 7/15/2031 (a)	215	228
MPT Operating Partnership, LP 5.00% 10/15/2027	9,703	9,405
MPT Operating Partnership, LP 4.625% 8/1/2029	335	281
MPT Operating Partnership, LP 3.50% 3/15/2031	1,524	1,109
MPT Operating Partnership, LP 8.50% 2/15/2032 (a)	4,629	4,947
Park Intermediate Holdings, LLC 5.875% 10/1/2028 (a)	370	371
Park Intermediate Holdings, LLC 4.875% 5/15/2029 (a)	820	801
Park Intermediate Holdings, LLC 7.00% 2/1/2030 (a)	740	762
Pebblebrook Hotel, LP 6.375% 10/15/2029 (a)	655	673
RLJ Lodging Trust, LP 3.75% 7/1/2026 (a)	45	45
RLJ Lodging Trust, LP 4.00% 9/15/2029 (a)	460	437
SBA Communications Corp. 3.125% 2/1/2029	131	126
Service Properties Trust 4.95% 2/15/2027	841	845
Service Properties Trust 0% 9/30/2027 (a)	1,175	1,063
Service Properties Trust 5.50% 12/15/2027	750	741
Service Properties Trust 3.95% 1/15/2028	3,031	2,864
Service Properties Trust 8.375% 6/15/2029	2,655	2,672
Service Properties Trust 4.95% 10/1/2029	3,518	3,069
Service Properties Trust 4.375% 2/15/2030	3,180	2,697
Service Properties Trust 8.625% 11/15/2031 (a)	4,850	5,104
Service Properties Trust 8.875% 6/15/2032	1,385	1,367
Trust Fibra Uno 7.70% 1/23/2032 (a)	405	444
VICI Properties, LP 3.875% 2/15/2029 (a)	625	614

		66,086

Information technology 6.20%
Amphenol Corp. 4.125% 11/15/2030	120	119

237	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Information technology (continued)
ams-OSRAM AG 12.25% 3/30/2029 (a)	USD3,050	$3,255
Booz Allen Hamilton, Inc. 3.875% 9/1/2028 (a)	60	59
Cloud Software Group, Inc. 6.50% 3/31/2029 (a)	2,150	2,180
Cloud Software Group, Inc. 9.00% 9/30/2029 (a)	5,185	5,404
Cloud Software Group, Inc. 8.25% 6/30/2032 (a)	1,935	2,023
Cloud Software Group, Inc. 6.625% 8/15/2033 (a)	1,755	1,740
CommScope Technologies, LLC 5.00% 3/15/2027 (a)	1,350	1,348
CommScope, LLC 8.25% 3/1/2027 (a)	1,254	1,265
CommScope, LLC 7.125% 7/1/2028 (a)	1,107	1,114
CommScope, LLC 4.75% 9/1/2029 (a)	103	103
CommScope, LLC 9.50% 12/15/2031 (a)	425	430
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (a)	5,475	5,840
Ellucian Holdings, Inc. 6.50% 12/1/2029 (a)	275	281
Fair Isaac Corp. 4.00% 6/15/2028 (a)	1,175	1,163
Fair Isaac Corp. 6.00% 5/15/2033 (a)	2,200	2,267
Fortress Intermediate 3, Inc. 7.50% 6/1/2031 (a)	440	460
Gen Digital, Inc. 6.25% 4/1/2033 (a)	725	751
Hughes Satellite Systems Corp. 5.25% 8/1/2026	5,511	5,270
Hughes Satellite Systems Corp. 6.625% 8/1/2026	6,124	5,599
Imola Merger Corp. 4.75% 5/15/2029 (a)	300	296
Intel Corp. 3.05% 8/12/2051	150	92
Intel Corp. 5.60% 2/21/2054	253	234
McAfee Corp. 7.375% 2/15/2030 (a)	275	240
NCR Atleos Corp. 9.50% 4/1/2029 (a)	1,785	1,938
NCR Voyix Corp. 5.125% 4/15/2029 (a)	343	342
Pagaya US Holding Co., LLC 8.875% 8/1/2030 (a)	700	611
Qnity Electronics, Inc. 5.75% 8/15/2032 (a)	120	123
Qnity Electronics, Inc. 6.25% 8/15/2033 (a)	120	125
Shift4 Payments, LLC 6.75% 8/15/2032 (a)	985	1,018
Synaptics, Inc. 4.00% 6/15/2029 (a)	375	363
UKG, Inc. 6.875% 2/1/2031 (a)	1,325	1,363
Unisys Corp. 10.625% 1/15/2031 (a)	1,875	1,922
Viasat, Inc. 5.625% 4/15/2027 (a)	5,540	5,553
Viasat, Inc. 6.50% 7/15/2028 (a)	1,195	1,163
Viasat, Inc. 7.50% 5/30/2031 (a)	2,234	2,127
Viavi Solutions, Inc. 3.75% 10/1/2029 (a)	230	220
VoltaGrid, LLC 7.375% 11/1/2030 (a)	410	406
Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (b)(g)	2,579	2,811
WULF Compute, LLC 7.75% 10/15/2030 (a)	2,410	2,485
X.AI Corp. 12.50% 6/30/2030	200	213
Ziff Davis, Inc. 4.625% 10/15/2030 (a)	125	119

		64,435

Industrials 5.71%
AAR Escrow Issuer, LLC 6.75% 3/15/2029 (a)	261	270
ADT Security Corp. 4.125% 8/1/2029 (a)	200	196
AECOM 6.00% 8/1/2033 (a)	45	46
Albion Financing 1 SARL 7.00% 5/21/2030 (a)	645	676
Allison Transmission, Inc. 3.75% 1/30/2031 (a)	1,045	985
Allison Transmission, Inc. 5.875% 12/1/2033 (a)	315	320
Amentum Holdings, Inc. 7.25% 8/1/2032 (a)	1,265	1,334
ATI, Inc. 4.875% 10/1/2029	690	691
ATI, Inc. 5.125% 10/1/2031	775	776
Avis Budget Car Rental, LLC 5.75% 7/15/2027 (a)	767	771
Avis Budget Car Rental, LLC 4.75% 4/1/2028 (a)	55	54
Avis Budget Car Rental, LLC 5.375% 3/1/2029 (a)	925	903
Avis Budget Car Rental, LLC 8.00% 2/15/2031 (a)	445	458
Avis Budget Group, Inc. 5.75% 7/15/2027 (a)	61	61

American Funds Insurance Series	238

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Industrials (continued)
Axon Enterprise, Inc. 6.125% 3/15/2030 (a)	USD1,205	$1,247
Axon Enterprise, Inc. 6.25% 3/15/2033 (a)	1,230	1,285
BWX Technologies, Inc. 4.125% 6/30/2028 (a)	165	163
BWX Technologies, Inc. 4.125% 4/15/2029 (a)	335	327
Carpenter Technology Corp. 5.625% 3/1/2034 (a)	525	534
Clarivate Science Holdings Corp. 3.875% 7/1/2028 (a)	915	889
Clarivate Science Holdings Corp. 4.875% 7/1/2029 (a)	890	842
Clean Harbors, Inc. 5.125% 7/15/2029 (a)	160	160
Clean Harbors, Inc. 5.75% 10/15/2033 (a)	1,815	1,866
CoreLogic, Inc. 4.50% 5/1/2028 (a)	3,294	3,243
Enviri Corp. 5.75% 7/31/2027 (a)	800	801
EquipmentShare.com, Inc. 9.00% 5/15/2028 (a)	3,655	3,803
EquipmentShare.com, Inc. 8.625% 5/15/2032 (a)	744	787
EquipmentShare.com, Inc. 8.00% 3/15/2033 (a)	201	212
FTAI Aviation Investors, LLC 7.875% 12/1/2030 (a)	45	48
Garda World Security Corp. 6.50% 1/15/2031 (a)	785	804
Garda World Security Corp. 8.375% 11/15/2032 (a)	1,275	1,301
Herc Holdings, Inc. 6.625% 6/15/2029 (a)	455	474
Herc Holdings, Inc. 7.00% 6/15/2030 (a)	890	937
Herc Holdings, Inc. 5.75% 3/15/2031 (a)	30	30
Herc Holdings, Inc. 7.25% 6/15/2033 (a)	1,585	1,682
Herc Holdings, Inc. 6.00% 3/15/2034 (a)	30	30
Hertz Corp. (The) 4.625% 12/1/2026 (a)	258	247
Icahn Enterprises, LP 6.25% 5/15/2026	273	274
Icahn Enterprises, LP 5.25% 5/15/2027	3,754	3,705
Icahn Enterprises, LP 9.75% 1/15/2029	735	734
Icahn Enterprises, LP 4.375% 2/1/2029	855	741
Icahn Enterprises, LP 10.00% 11/15/2029 (a)	90	90
Miter Brands Acquisition Holdco, Inc. 6.75% 4/1/2032 (a)	309	317
Moog, Inc. 4.25% 12/9/2027 (a)	395	391
NESCO Holdings II, Inc. 5.50% 4/15/2029 (a)	1,080	1,065
OneSky Flight, LLC 8.875% 12/15/2029 (a)	360	385
Pitney Bowes, Inc. 6.875% 3/15/2027 (a)	600	603
QXO Building Products, Inc. 6.75% 4/30/2032 (a)	1,495	1,563
Reworld Holding Corp. 4.875% 12/1/2029 (a)	1,010	972
Sabre GLBL, Inc. 11.125% 7/15/2030 (a)	1,090	905
Science Applications International Corp. 5.875% 11/1/2033 (a)	505	512
Sensata Technologies, Inc. 3.75% 2/15/2031 (a)	795	747
SkyMiles IP, Ltd. 4.75% 10/20/2028 (a)	440	443
Spirit AeroSystems, Inc. 4.60% 6/15/2028	798	799
Standard Building Solutions, Inc. 6.50% 8/15/2032 (a)	435	448
Standard Building Solutions, Inc. 6.25% 8/1/2033 (a)	1,515	1,548
Standard Building Solutions, Inc. 5.875% 3/15/2034 (a)	120	120
Texas Combined Tirz I, LLC 0% 12/7/2062 (a)(e)	98	98
TransDigm, Inc. 6.75% 8/15/2028 (a)	75	76
TransDigm, Inc. 4.625% 1/15/2029	180	179
TransDigm, Inc. 6.875% 12/15/2030 (a)	355	372
TransDigm, Inc. 6.625% 3/1/2032 (a)	1,775	1,849
TransDigm, Inc. 6.00% 1/15/2033 (a)	905	927
TransDigm, Inc. 6.375% 5/31/2033 (a)	2,900	2,978
TransDigm, Inc. 6.25% 1/31/2034 (a)	1,190	1,235
TransDigm, Inc. 6.75% 1/31/2034 (a)	3,705	3,862
United Rentals (North America), Inc. 6.00% 12/15/2029 (a)	115	118
United Rentals (North America), Inc. 3.875% 2/15/2031	745	711
United Rentals (North America), Inc. 6.125% 3/15/2034 (a)	310	323
Waste Pro USA, Inc. 7.00% 2/1/2033 (a)	225	232
WESCO Distribution, Inc. 6.625% 3/15/2032 (a)	425	444
WESCO Distribution, Inc. 6.375% 3/15/2033 (a)	320	334

		59,353

239	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Consumer staples 3.10%
Albertsons Cos., Inc. 5.875% 2/15/2028 (a)	USD400	$403
Albertsons Cos., Inc. 3.50% 3/15/2029 (a)	1,428	1,373
Albertsons Cos., Inc. 4.875% 2/15/2030 (a)	1,620	1,609
Albertsons Cos., Inc. 5.50% 3/31/2031 (a)	605	612
Albertsons Cos., Inc. 5.75% 3/31/2034 (a)	535	538
Amer Sports Co. 6.75% 2/16/2031 (a)	765	803
B&G Foods, Inc. 5.25% 9/15/2027	2,103	2,061
B&G Foods, Inc. 8.00% 9/15/2028 (a)	3,880	3,822
Central Garden & Pet Co. 4.125% 10/15/2030	755	725
Central Garden & Pet Co. 4.125% 4/30/2031 (a)	2,150	2,036
Coty, Inc. 4.75% 1/15/2029 (a)	1,185	1,169
Coty, Inc. 6.625% 7/15/2030 (a)	380	391
Coty, Inc. 5.60% 1/15/2031 (a)	90	91
Darling Ingredients, Inc. 6.00% 6/15/2030 (a)	485	493
Fiesta Purchaser, Inc. 7.875% 3/1/2031 (a)	915	958
Fiesta Purchaser, Inc. 9.625% 9/15/2032 (a)	725	762
Ingles Markets, Inc. 4.00% 6/15/2031 (a)	370	351
Lamb Weston Holdings, Inc. 4.875% 5/15/2028 (a)	75	75
Lamb Weston Holdings, Inc. 4.125% 1/31/2030 (a)	1,145	1,109
Lamb Weston Holdings, Inc. 4.375% 1/31/2032 (a)	855	815
Mars, Inc. 4.60% 3/1/2028 (a)	150	152
Mars, Inc. 5.20% 3/1/2035 (a)	45	46
Mars, Inc. 5.70% 5/1/2055 (a)	45	45
Opal Bidco SAS 6.50% 3/31/2032 (a)	460	471
Philip Morris International, Inc. 3.875% 10/27/2028	195	195
Philip Morris International, Inc. 4.00% 10/29/2030	118	117
Post Holdings, Inc. 4.625% 4/15/2030 (a)	1,815	1,769
Post Holdings, Inc. 4.50% 9/15/2031 (a)	1,145	1,087
Post Holdings, Inc. 6.25% 2/15/2032 (a)	920	946
Post Holdings, Inc. 6.375% 3/1/2033 (a)	415	420
Post Holdings, Inc. 6.50% 3/15/2036 (a)	1,110	1,112
Prestige Brands, Inc. 5.125% 1/15/2028 (a)	338	339
Prestige Brands, Inc. 3.75% 4/1/2031 (a)	1,275	1,195
TreeHouse Foods, Inc. 4.00% 9/1/2028	2,200	2,195
United Natural Foods, Inc. 6.75% 10/15/2028 (a)	963	969
US Foods, Inc. 4.625% 6/1/2030 (a)	510	504
US Foods, Inc. 5.75% 4/15/2033 (a)	470	479

		32,237

Utilities 1.47%
AmeriGas Partners, LP 5.75% 5/20/2027	302	304
Calpine Corp. 4.50% 2/15/2028 (a)	150	150
Calpine Corp. 5.125% 3/15/2028 (a)	105	105
CMS Energy Corp., junior subordinated, 6.50% 6/1/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.961% on 6/1/2035) (d)	470	484
Emera, Inc. 6.75% 6/15/2076 (3-month USD CME Term SOFR + 5.702% on 6/15/2026) (d)	1,155	1,165
Exelon Corp., junior subordinated, 6.50% 3/15/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.975% on 3/15/2035) (d)	350	364
FirstEnergy Corp. 2.25% 9/1/2030	820	743
Ithaca Energy (North Sea) PLC 8.125% 10/15/2029 (a)	355	368
Long Ridge Energy, LLC 8.75% 2/15/2032 (a)	1,935	2,061
Pacific Gas and Electric Co. 5.05% 10/15/2032	120	121
Pacific Gas and Electric Co. 3.30% 8/1/2040	280	213
Pacific Gas and Electric Co. 4.95% 7/1/2050	745	631
Pacific Gas and Electric Co. 3.50% 8/1/2050	1,305	882
Pacific Gas and Electric Co. 6.10% 10/15/2055	200	196
PG&E Corp. 5.00% 7/1/2028	390	390
PG&E Corp. 5.25% 7/1/2030	2,960	2,941

American Funds Insurance Series	240

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds and notes (continued)

Utilities (continued)
PG&E Corp., junior subordinated, 7.375% 3/15/2055 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.883% on 3/15/2030) (d)	USD2,050	$2,136
Talen Energy Supply, LLC 8.625% 6/1/2030 (a)	1,307	1,384
Vistra Operations Co., LLC 4.375% 5/1/2029 (a)	175	173
XPLR Infrastructure Operating Partners, LP 8.375% 1/15/2031 (a)	395	415

		15,226

Municipals 0.05%
I-20 Lancaster Fund, LLC 12.00% 1/15/2035 (a)	546	541

Total corporate bonds and notes		878,410

Loans 3.92%

Information technology 0.90%
CommScope, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.466% 12/17/2029 (h)(i)	645	647
Ellucian Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.466% 11/22/2032 (h)(i)	130	131
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (g)(h)(i)	1,000	1,007
Finastra USA, Inc., Term Loan, (1-month USD CME Term SOFR + 4.00%) 7.688% 7/30/2032 (h)(i)	2,885	2,829
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 10.723% 9/15/2033 (h)(i)	80	79
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 3.00%) 6.716% 3/20/2032 (h)(i)	620	622
Kaseya, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 8.716% 3/20/2033 (h)(i)	875	857
Viasat, Inc., Term Loan B, (1-month USD CME Term SOFR + 4.614%) 8.331% 3/2/2029 (h)(i)	2,087	2,084
Viasat, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 8.348% 5/30/2030 (h)(i)	1,149	1,147

		9,403

Financials 0.64%
Alera Group Intermediate Holdings, Inc., Term Loan B, (1-month USD CME Term SOFR + 3.25%) 6.966% 5/30/2032 (h)(i)	613	617
Alera Group Intermediate Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 5.50%) 9.216% 5/30/2033 (h)(i)	1,262	1,288
CRC Insurance Group, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.422% 5/6/2032 (h)(i)	2,891	2,935
Denali Intermediate Holdings, Inc., Term Loan, (1-month CME Term SOFR + 5.50%) 9.227% 8/26/2032 (h)(i)	940	953
HUB International, Ltd., Term Loan, (3-month USD CME Term SOFR + 2.25%) 6.12% 6/20/2030 (h)(i)	145	146
Osaic Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 3.00%) 6.595% 7/30/2032 (h)(i)	700	704

		6,643

Communication services 0.62%
Connect Finco SARL, Term Loan B, (1-month USD CME Term SOFR + 4.50%) 8.216% 9/27/2029 (h)(i)	1,430	1,430
CSC Holdings, LLC, Term Loan B, (USD Prime Rate + 1.50%) 8.75% 4/15/2027 (h)(i)	327	287
Diamond Sports Net, LLC, Term Loan, 15.00% PIK 1/2/2028 (b)(h)	44	17
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.262%) 9.102% 8/2/2027 (h)(i)	73	74
Gray Television, Inc., Term Loan D, (3-month USD CME Term SOFR + 3.114%) 6.987% 12/1/2028 (h)(i)	2	2
Gray Television, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.123% 6/4/2029 (h)(i)	23	23
Ligado Networks, LLC, Term Loan, 17.50% PIK 5/5/2028 (b)(e)(h)	960	960
Peroton Corp., Term Loan B, (3-month USD CME Term SOFR + 7.85%) 11.672% 2/1/2029 (h)(i)	455	361
Versant Media Group, Inc., Term Loan B, (1-month USD CME Term SOFR + 3.50%) 7.537% 10/23/2030 (h)(i)	1,470	1,473
X Corp., Term Loan B3, 9.50% 10/26/2029 (h)	370	369
X Corp., Term Loan B, (USD-SOFR + 6.75%) 10.448% 10/26/2029 (h)(i)	1,456	1,433

		6,429

Industrials 0.56%
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.614%) 10.331% 6/4/2029 (h)(i)	310	315
Peraton Corp., Term Loan B, (3-month USD CME Term SOFR + 3.85%) 7.69% 2/1/2028 (h)(i)	5,671	5,275
QXO Building Products, Inc., Term Loan B, (1-month USD CME Term SOFR + 2.00%) 5.716% 4/30/2032 (h)(i)	185	186

		5,776

241	American Funds Insurance Series

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Loans (continued)

Consumer discretionary 0.44%
Aimbridge Acquisition Co., Inc., Term Loan, (1-month USD CME Term SOFR + 5.614%) 9.35% 3/11/2030 (e)(h)(i)	USD556	$556
Aimbridge Acquisition Co., Inc., Term Loan, (1-month USD CME Term SOFR + 7.614%) 6.00% PIK and 5.573% Cash 3/11/2030 (b)(e)(h)(i)	525	525
Belron Finance 2019, LLC, Term Loan B, (3-month USD CME Term SOFR + 2.25%) 6.12% 10/16/2031 (h)(i)	588	592
First Student Bidco, Inc., Term Loan B, (3-month USD CME Term SOFR + 2.50%) 6.172% 8/15/2030 (h)(i)	334	335
First Student Bidco, Inc., Term Loan C, (3-month USD CME Term SOFR + 2.50%) 6.172% 8/15/2030 (h)(i)	102	103
Hertz Corp. (The), Term Loan B-EXIT, (3-month USD CME Term SOFR + 3.614%) 7.331% 6/30/2028 (h)(i)	71	60
Hertz Corp. (The), Term Loan C-EXIT, (3-month USD CME Term SOFR + 3.614%) 7.331% 6/30/2028 (h)(i)	15	13
Mercury Aggregator, LP, Term Loan, 19.00% PIK 2/3/2026 (b)(e)(h)	183	3
Mercury Aggregator, LP, Term Loan 2, 19.00% PIK 2/3/2026 (b)(c)(e)(h)	98	2
Scientific Games Holdings, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 6.934% 4/4/2029 (h)(i)	1,615	1,589
Voyager Parent, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 8.422% 7/1/2032 (h)(i)	748	749

		4,527

Consumer staples 0.32%
B&G Foods, Inc., Term Loan B, (1-month USD CME Term SOFR + 3.50%) 7.216% 10/10/2029 (h)(i)	191	186
Fiesta Purchaser, Inc., Term Loan B, (1-month USD CME Term SOFR + 2.75%) 6.466% 2/12/2031 (h)(i)	158	158
United Natural Foods, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.75%) 8.466% 5/1/2031 (h)(i)	2,918	2,940

		3,284

Health care 0.30%
Bausch + Lomb Corp., Term Loan B, (1-month USD CME Term SOFR + 4.25%) 7.966% 1/15/2031 (h)(i)	425	428
Endo Finance Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 7.466% 4/23/2031 (h)(i)	1,748	1,737
Medline Borrower, LP, Term Loan B, (1-month USD CME Term SOFR +1.75%) 5.466% 10/23/2028 (h)(i)	55	55
Owens & Minor, Inc., Term Loan B-1, (3-month USD CME Term SOFR + 3.85%) 7.566% 3/29/2029 (h)(i)	674	652
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 8.34% 6/30/2028 (h)(i)	259	260

		3,132

Materials 0.06%
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 2.00%) 7.00% PIK 7/16/2026 (b)(c)(e)(h)(i)	563	178
Venator Material, LLC, Term Loan, (3-month USD CME Term SOFR + 8.00%) 7.00% PIK 7/16/2026 (b)(c)(e)(h)(i)	566	179
Venator Material, LLC, Term Loan, (USD-SOFR + 10.00%) 7.00% PIK 10/12/2028 (b)(c)(e)(h)(i)	931	295

		652

Utilities 0.05%
MI Windows and Doors, LLC, Term Loan B3, (3-month USD CME Term SOFR + 2.75%) 6.466% 3/28/2031 (h)(i)	276	277
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 2.50%) 6.353% 5/17/2030 (h)(i)	278	279

		556

Real estate 0.02%
MPT Operating Partnership, LP, Term Loan A, (1-month USD CME Term SOFR + 2.35%) 6.387% 6/30/2027 (h)(i)	190	173

Energy 0.01%
New Fortress Energy, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 0% 10/30/2028 (h)(i)	266	113

Total loans		40,688

Mortgage-backed obligations 0.06%

Collateralized mortgage-backed obligations 0.06%
Treehouse Park Improvement Association No.1 9.75% 12/1/2033 (a)(e)	580	580

American Funds Insurance Series	242

American High-Income Trust® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Municipals 0.04%

Puerto Rico 0.04%
GO Taxable Bonds, Series 2022, 0% 11/1/2043 (i)	USD305	$196
GO Taxable Bonds, CAB, Series 2022, 0% 11/1/2051	334	219

Total municipals		415

Total bonds, notes & other debt instruments (cost: $922,218,000)		920,093

Convertible bonds & notes 0.12%

Communication services 0.12%
EchoStar Corp., convertible notes, 3.875% Cash 11/30/2030 (b)	379	1,265

Total convertible bonds & notes (cost: $403,000)		1,265

Common stocks 6.33%	Shares

Information technology 1.84%
Diebold Nixdorf, Inc. (j)	281,243	19,094

Health care 1.62%
Rotech Healthcare, Inc. (e)(g)(j)	201,793	13,823
Mallinckrodt PLC (j)	28,965	2,591
Par Health, Inc. (a)(j)	28,965	271
Endo, LP, Class A1 (a)(j)	192,719	135

		16,820

Utilities 1.40%
Talen Energy Corp. (j)	37,868	14,194
PG&E Corp.	18,786	302

		14,496

Energy 1.11%
Constellation Oil Services Holding SA (NDR) (j)	623,209	7,359
Ascent CNR Corp., Class A (e)(g)	62,978	2,787
Weatherford International	9,659	756
Altera Infrastructure, LP (e)	9,127	371
Mesquite Energy, Inc. (e)(j)	3,558	227

		11,500

Consumer discretionary 0.33%
Aimbridge Topco, LLC (e)(j)	46,955	3,472
NMG Parent, LLC (e)(j)	8,350	–	(f)

		3,472

Financials 0.02%
Navient Corp.	20,000	260

Communication services 0.01%
iHeartMedia, Inc., Class A (j)	22,639	94

243	American Funds Insurance Series

American High-Income Trust® (continued)

Common stocks (continued)	Shares	Value (000)

Materials 0.00%
Venator Materials PLC (e)(j)	3,232	$–	(f)

Total common stocks (cost: $38,533,000)		65,736

Preferred securities 0.16%

Industrials 0.16%
ACR III LSC Holdings, LLC, Series B, preferred shares (a)(e)(j)	1,022	1,713

Total preferred securities (cost: $1,057,000)		1,713

Rights & warrants 0.02%

Communication services 0.01%
SES SA (CVR) (j)	8,182	127

Energy 0.01%
Expand Energy Corp., Class C, warrants, expire 2/9/2026 (j)	457	45

Total rights & warrants (cost: $392,000)		172

Short-term securities 3.38%

Money market investments 3.38%

Capital Group Central Cash Fund 3.79% (k)(l)	350,884	35,092

Total short-term securities (cost: $35,085,000)		35,092

Total investment securities 98.60% (cost: $997,688,000)		1,024,071
Other assets less liabilities 1.40%		14,538

Net assets 100.00%		$1,038,609

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

2 Year U.S. Treasury Note Futures	Long	69	4/6/2026	USD14,406	$(3)
5 Year U.S. Treasury Note Futures	Long	88	4/6/2026	9,619	(26)
10 Year Ultra U.S. Treasury Note Futures	Short	6	3/31/2026	(690)	2
10 Year U.S. Treasury Note Futures	Short	11	3/31/2026	(1,237)	11
30 Year Ultra U.S. Treasury Bond Futures	Short	1	3/31/2026	(118)	2

					$(14)

American Funds Insurance Series	244

American High-Income Trust® (continued)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
CDX.NA.HY.45	5.00%	Quarterly	12/20/2030	USD26,020	$(1,988)	$(1,825)	$(163)

Investments in affiliates (l)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)		Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend or interest income (000)
Short-term securities 3.38%
Money market investments 3.38%
Capital Group Central Cash Fund 3.79% (k)	$45,641	$250,972	$261,524	$–	(f)	$3	$35,092	$1,878

Restricted securities (g)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Rotech Healthcare, Inc. (e)(j)	9/26/2013	$4,331	$13,823	1.33%

Wolfspeed, Inc. 4.00% PIK and 9.875% Cash 6/23/2030 (b)	9/29/2025	2,566	2,811	0.27

Ascent CNR Corp., Class A (e)	11/15/2016	302	2,787	0.27

Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 10.973% 9/13/2029 (h)(i)	9/13/2023	986	1,007	0.10

Total		$8,185	$20,428	1.97%

(a)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $655,031,000, which represented 63.07% of the net assets of the fund.

(b)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(c)	Scheduled interest and/or principal payment was not received.
(d)	Step bond; coupon rate may change at a later date.
(e)	Value determined using significant unobservable inputs.
(f)	Amount less than one thousand.
(g)	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933.
(h)

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $40,686,000, which represented 3.92% of the net assets of the fund.

(i)

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(j)	Non-income producing.
(k)	Rate represents the seven-day yield at 12/31/2025.
(l)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

245	American Funds Insurance Series

American High-Income Trust® (continued)

Key to abbreviation(s)

CAB = Capital Appreciation Bonds

CME = CME Group

CVR = Contingent Value Rights

DAC = Designated Activity Company

EUR = Euros

GBP = British pounds

GO = General Obligation

NDR = Norwegian Depositary Receipts

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

UST = U.S. Treasury

Refer to the notes to financial statements.

American Funds Insurance Series	246

American Funds Mortgage Fund®

Investment portfolio December 31, 2025

Bonds, notes & other debt instruments 86.53%	Principal amount (000)		Value (000)

Mortgage-backed obligations 79.28%

Federal agency mortgage-backed obligations 78.28%
Fannie Mae Pool #695412 5.00% 6/1/2033 (a)	USD–	(b)	$–	(b)
Fannie Mae Pool #AD3566 5.00% 10/1/2035 (a)	1		1
Fannie Mae Pool #256583 5.00% 12/1/2036 (a)	27		27
Fannie Mae Pool #CB3701 2.50% 5/1/2037 (a)	90		86
Fannie Mae Pool #931768 5.00% 8/1/2039 (a)	1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039 (a)	4		4
Fannie Mae Pool #932606 5.00% 2/1/2040 (a)	2		2
Fannie Mae Pool #MA4232 2.00% 1/1/2041 (a)	120		105
Fannie Mae Pool #BQ7816 1.50% 4/1/2041 (a)	211		180
Fannie Mae Pool #BR0986 1.50% 5/1/2041 (a)	270		228
Fannie Mae Pool #AE1248 5.00% 6/1/2041 (a)	7		7
Fannie Mae Pool #MA4387 2.00% 7/1/2041 (a)	15		13
Fannie Mae Pool #MA4388 2.50% 7/1/2041 (a)	66		59
Fannie Mae Pool #MA4447 2.50% 10/1/2041 (a)	142		127
Fannie Mae Pool #FM9117 2.50% 10/1/2041 (a)	80		72
Fannie Mae Pool #AJ1873 4.00% 10/1/2041 (a)	5		5
Fannie Mae Pool #AE1274 5.00% 10/1/2041 (a)	4		4
Fannie Mae Pool #AE1277 5.00% 11/1/2041 (a)	3		3
Fannie Mae Pool #MA4502 2.50% 12/1/2041 (a)	160		144
Fannie Mae Pool #AE1283 5.00% 12/1/2041 (a)	1		1
Fannie Mae Pool #MA4521 2.50% 1/1/2042 (a)	202		182
Fannie Mae Pool #AE1290 5.00% 2/1/2042 (a)	4		4
Fannie Mae Pool #AT0300 3.50% 3/1/2043 (a)	1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043 (a)	1		1
Fannie Mae Pool #AY1829 3.50% 12/1/2044 (a)	2		2
Fannie Mae Pool #MA5696 7.00% 3/1/2045 (a)	25		26
Fannie Mae Pool #FS3767 2.00% 4/1/2047 (a)	24		20
Fannie Mae Pool #BH3122 4.00% 6/1/2047 (a)	1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047 (a)	25		24
Fannie Mae Pool #BK5232 4.00% 5/1/2048 (a)	13		12
Fannie Mae Pool #BK6840 4.00% 6/1/2048 (a)	19		18
Fannie Mae Pool #BK9743 4.00% 8/1/2048 (a)	6		6
Fannie Mae Pool #BK9761 4.50% 8/1/2048 (a)	3		3
Fannie Mae Pool #CA5659 2.50% 5/1/2050 (a)	402		341
Fannie Mae Pool #CA6409 2.50% 7/1/2050 (a)	88		75
Fannie Mae Pool #FS3745 2.00% 8/1/2050 (a)	16		13
Fannie Mae Pool #CA6987 2.00% 9/1/2050 (a)	685		556
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (a)	4		3
Fannie Mae Pool #BN7466 2.00% 10/1/2050 (a)	93		76
Fannie Mae Pool #BQ3005 2.50% 10/1/2050 (a)	61		52
Fannie Mae Pool #BQ6356 2.00% 11/1/2050 (a)	34		27
Fannie Mae Pool #BQ5687 2.50% 11/1/2050 (a)	458		389
Fannie Mae Pool #CA8108 2.00% 12/1/2050 (a)	122		101
Fannie Mae Pool #MA4208 2.00% 12/1/2050 (a)	10		9
Fannie Mae Pool #FS9792 4.50% 12/1/2050 (a)	21		21
Fannie Mae Pool #FM6113 2.50% 1/1/2051 (a)	1,322		1,130
Fannie Mae Pool #FM5940 2.00% 2/1/2051 (a)	1,432		1,176
Fannie Mae Pool #CA8820 2.00% 2/1/2051 (a)	332		273
Fannie Mae Pool #FM6332 2.00% 2/1/2051 (a)	161		130
Fannie Mae Pool #MA4305 2.00% 4/1/2051 (a)	1		1
Fannie Mae Pool #CB0041 3.00% 4/1/2051 (a)	165		150
Fannie Mae Pool #CB0517 2.50% 5/1/2051 (a)	260		221
Fannie Mae Pool #FM7900 2.50% 7/1/2051 (a)	21		18
Fannie Mae Pool #FM8038 3.00% 7/1/2051 (a)	30		27
Fannie Mae Pool #BT9828 2.50% 9/1/2051 (a)	389		330
Fannie Mae Pool #CB1527 2.50% 9/1/2051 (a)	353		302
Fannie Mae Pool #FS1630 2.50% 9/1/2051 (a)	22		19
Fannie Mae Pool #FS0965 2.00% 11/1/2051 (a)	2		2
Fannie Mae Pool #FM9492 2.50% 11/1/2051 (a)	367		318
Fannie Mae Pool #FM9694 2.50% 11/1/2051 (a)	173		150

247	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB2095 3.00% 11/1/2051 (a)	USD31	$27
Fannie Mae Pool #FM9804 2.50% 12/1/2051 (a)	190	165
Fannie Mae Pool #FM9976 3.00% 12/1/2051 (a)	75	68
Fannie Mae Pool #CB2544 3.00% 1/1/2052 (a)	222	199
Fannie Mae Pool #CB3888 2.50% 2/1/2052 (a)	566	480
Fannie Mae Pool #CB3031 2.50% 3/1/2052 (a)	365	311
Fannie Mae Pool #BV1262 2.50% 3/1/2052 (a)	140	119
Fannie Mae Pool #BV9613 3.00% 4/1/2052 (a)	39	35
Fannie Mae Pool #CB3523 3.00% 5/1/2052 (a)	887	787
Fannie Mae Pool #BU8818 3.50% 5/1/2052 (a)	10	9
Fannie Mae Pool #FS6605 2.00% 6/1/2052 (a)	676	547
Fannie Mae Pool #FS7879 2.50% 7/1/2052 (a)	1,633	1,385
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (a)	910	770
Fannie Mae Pool #FS5851 4.00% 7/1/2052 (a)	448	427
Fannie Mae Pool #CB4360 3.00% 8/1/2052 (a)	30	27
Fannie Mae Pool #FS6362 3.50% 8/1/2052 (a)	158	146
Fannie Mae Pool #CB4620 5.00% 9/1/2052 (a)	934	941
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (a)	666	541
Fannie Mae Pool #MA4785 5.00% 10/1/2052 (a)	92	92
Fannie Mae Pool #BW1289 5.50% 10/1/2052 (a)	34	35
Fannie Mae Pool #BW1243 5.50% 10/1/2052 (a)	31	32
Fannie Mae Pool #MA4840 4.50% 12/1/2052 (a)	410	402
Fannie Mae Pool #BX5673 5.00% 12/1/2052 (a)	96	96
Fannie Mae Pool #BY1411 4.00% 2/1/2053 (a)	1,100	1,048
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (a)	59	60
Fannie Mae Pool #FS3759 6.00% 2/1/2053 (a)	88	92
Fannie Mae Pool #CB5912 6.00% 3/1/2053 (a)	71	74
Fannie Mae Pool #MA4978 5.00% 4/1/2053 (a)	595	596
Fannie Mae Pool #CB6131 6.50% 4/1/2053 (a)	195	206
Fannie Mae Pool #CB6106 6.50% 4/1/2053 (a)	54	57
Fannie Mae Pool #FS4563 5.00% 5/1/2053 (a)	47	47
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (a)	45	46
Fannie Mae Pool #MA5011 6.00% 5/1/2053 (a)	227	234
Fannie Mae Pool #MA5062 3.00% 6/1/2053 (a)	420	372
Fannie Mae Pool #FS5192 5.50% 6/1/2053 (a)	681	692
Fannie Mae Pool #MA5040 6.00% 6/1/2053 (a)	305	315
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (a)	185	188
Fannie Mae Pool #FS5343 6.00% 7/1/2053 (a)	365	376
Fannie Mae Pool #MA5165 5.50% 10/1/2053 (a)	768	782
Fannie Mae Pool #CB7242 6.50% 10/1/2053 (a)	37	38
Fannie Mae Pool #MA5167 6.50% 10/1/2053 (a)	10	11
Fannie Mae Pool #CB7510 6.50% 11/1/2053 (a)	262	274
Fannie Mae Pool #MA5215 5.50% 12/1/2053 (a)	73	74
Fannie Mae Pool #CB8089 7.00% 12/1/2053 (a)	354	373
Fannie Mae Pool #MA5247 6.00% 1/1/2054 (a)	22	23
Fannie Mae Pool #FS6873 6.50% 1/1/2054 (a)	377	393
Fannie Mae Pool #FS6767 6.50% 1/1/2054 (a)	185	194
Fannie Mae Pool #MA5271 5.50% 2/1/2054 (a)	1,330	1,351
Fannie Mae Pool #FS6809 5.50% 2/1/2054 (a)	138	141
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (a)	127	129
Fannie Mae Pool #FS7653 6.50% 3/1/2054 (a)	33	34
Fannie Mae Pool #DB1235 6.00% 4/1/2054 (a)	122	127
Fannie Mae Pool #CB8387 6.50% 4/1/2054 (a)	15	16
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (a)	228	234
Fannie Mae Pool #FS8153 6.00% 6/1/2054 (a)	219	227
Fannie Mae Pool #FS8223 6.00% 6/1/2054 (a)	42	44
Fannie Mae Pool #FS8219 6.00% 6/1/2054 (a)	35	36
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (a)	20	20
Fannie Mae Pool #CB8725 6.50% 6/1/2054 (a)	251	262
Fannie Mae Pool #FP0128 6.50% 6/1/2054 (a)	150	156

American Funds Insurance Series	248

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (a)	USD491	$507
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (a)	141	145
Fannie Mae Pool #CB8858 6.00% 7/1/2054 (a)	121	125
Fannie Mae Pool #BU4707 6.00% 7/1/2054 (a)	94	97
Fannie Mae Pool #FS8318 6.00% 7/1/2054 (a)	55	57
Fannie Mae Pool #DB7039 6.00% 7/1/2054 (a)	36	38
Fannie Mae Pool #BU4791 6.00% 7/1/2054 (a)	18	18
Fannie Mae Pool #MA5421 6.00% 7/1/2054 (a)	6	7
Fannie Mae Pool #FS8619 6.50% 7/1/2054 (a)	616	647
Fannie Mae Pool #CB8872 6.50% 7/1/2054 (a)	383	401
Fannie Mae Pool #FS8607 6.50% 7/1/2054 (a)	118	123
Fannie Mae Pool #CB8876 6.50% 7/1/2054 (a)	106	111
Fannie Mae Pool #FS8317 6.50% 7/1/2054 (a)	66	70
Fannie Mae Pool #MA5445 6.00% 8/1/2054 (a)	189	195
Fannie Mae Pool #FS8758 6.00% 8/1/2054 (a)	160	165
Fannie Mae Pool #BU4968 6.00% 8/1/2054 (a)	129	132
Fannie Mae Pool #DB7792 6.00% 8/1/2054 (a)	58	60
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (a)	51	53
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (a)	27	27
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (a)	25	26
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (a)	23	24
Fannie Mae Pool #DB7690 6.00% 8/1/2054 (a)	17	18
Fannie Mae Pool #DB7687 6.00% 8/1/2054 (a)	16	17
Fannie Mae Pool #DC0296 6.00% 8/1/2054 (a)	9	9
Fannie Mae Pool #CB9071 6.50% 8/1/2054 (a)	141	148
Fannie Mae Pool #FS8934 6.50% 8/1/2054 (a)	105	110
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (a)	41	43
Fannie Mae Pool #FS9025 5.50% 9/1/2054 (a)	480	491
Fannie Mae Pool #FS9009 5.50% 9/1/2054 (a)	257	263
Fannie Mae Pool #MA5470 5.50% 9/1/2054 (a)	193	196
Fannie Mae Pool #FS8866 6.00% 9/1/2054 (a)	422	437
Fannie Mae Pool #DC1547 6.00% 9/1/2054 (a)	165	169
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (a)	2	2
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (a)	1	1
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (a)	126	131
Fannie Mae Pool #MA5497 5.50% 10/1/2054 (a)	100	101
Fannie Mae Pool #MA5498 6.00% 10/1/2054 (a)	370	381
Fannie Mae Pool #BU5166 6.00% 10/1/2054 (a)	24	25
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (a)	54	54
Fannie Mae Pool #BU5165 5.50% 11/1/2054 (a)	47	48
Fannie Mae Pool #CB9432 6.00% 11/1/2054 (a)	40	41
Fannie Mae Pool #DC7042 4.50% 12/1/2054 (a)	185	181
Fannie Mae Pool #FA0287 6.00% 12/1/2054 (a)	567	582
Fannie Mae Pool #FP0130 6.50% 12/1/2054 (a)	177	184
Fannie Mae Pool #MA5583 4.00% 1/1/2055 (a)	219	208
Fannie Mae Pool #MA5587 6.00% 1/1/2055 (a)	230	236
Fannie Mae Pool #FA0608 5.50% 2/1/2055 (a)	531	539
Fannie Mae Pool #MA5647 6.00% 3/1/2055 (a)	95	98
Fannie Mae Pool #190445 6.50% 3/1/2055 (a)	587	610
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (a)	313	325
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (a)	429	451
Fannie Mae Pool #MA5674 6.00% 4/1/2055 (a)	105	108
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (a)	2	2
Fannie Mae Pool #DD4459 6.00% 4/1/2055 (a)	2	2
Fannie Mae Pool #MA5699 5.00% 5/1/2055 (a)	288	287
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (a)	756	777
Fannie Mae Pool #MA5734 5.00% 6/1/2055 (a)	148	147
Fannie Mae Pool #DD9889 6.00% 7/1/2055 (a)	316	325
Fannie Mae Pool #MA5761 6.00% 7/1/2055 (a)	15	15
Fannie Mae Pool #MA5762 6.50% 7/1/2055 (a)	746	776

249	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FA2842 6.50% 7/1/2055 (a)	USD500		$520
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (a)	330		335
Fannie Mae Pool #MA5793 6.00% 8/1/2055 (a)	124		127
Fannie Mae Pool #CC0879 6.00% 8/1/2055 (a)	11		11
Fannie Mae Pool #MA5846 7.00% 8/1/2055 (a)	30		31
Fannie Mae Pool #MA5907 4.00% 12/1/2055 (a)	16		15
Fannie Mae Pool #BF0379 3.50% 4/1/2059 (a)	108		99
Fannie Mae Pool #BF0481 3.50% 6/1/2060 (a)	119		109
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (a)	41		36
Fannie Mae Pool #BF0585 4.50% 12/1/2061 (a)	40		39
Fannie Mae Pool #BF0765 3.50% 9/1/2063 (a)	684		623
FARM Mortgage Trust, Series 2024-1, Class A, 4.684% 10/1/2053 (a)(c)(d)	175		170
Freddie Mac Pool #ZA1922 5.00% 2/1/2026 (a)	–	(b)	–	(b)
Freddie Mac Pool #ZS8950 5.00% 10/1/2029 (a)	–	(b)	–	(b)
Freddie Mac Pool #A18781 5.00% 3/1/2034 (a)(e)	426		430
Freddie Mac Pool #SB0649 2.50% 4/1/2037 (a)	135		128
Freddie Mac Pool #SB1388 2.50% 1/1/2038 (a)	37		35
Freddie Mac Pool #RB5113 1.50% 6/1/2041 (a)	1,398		1,183
Freddie Mac Pool #RB5115 2.50% 6/1/2041 (a)	260		234
Freddie Mac Pool #RB5145 2.00% 2/1/2042 (a)	73		64
Freddie Mac Pool #Q15874 4.00% 2/1/2043 (a)	1		1
Freddie Mac Pool #760014 4.632% 8/1/2045 (a)(d)	239		239
Freddie Mac Pool #Q47615 3.50% 4/1/2047 (a)	15		14
Freddie Mac Pool #Q52069 3.50% 11/1/2047 (a)	21		20
Freddie Mac Pool #Q55971 4.00% 5/1/2048 (a)	11		11
Freddie Mac Pool #Q56175 4.00% 5/1/2048 (a)	10		9
Freddie Mac Pool #Q55970 4.00% 5/1/2048 (a)	6		6
Freddie Mac Pool #Q56599 4.00% 6/1/2048 (a)	19		19
Freddie Mac Pool #Q58411 4.50% 9/1/2048 (a)	39		39
Freddie Mac Pool #Q58436 4.50% 9/1/2048 (a)	18		18
Freddie Mac Pool #Q58378 4.50% 9/1/2048 (a)	12		12
Freddie Mac Pool #Z40273 4.50% 10/1/2048 (a)	34		34
Freddie Mac Pool #QA2748 3.50% 9/1/2049 (a)	13		13
Freddie Mac Pool #SD7512 3.00% 2/1/2050 (a)	122		111
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (a)	4		3
Freddie Mac Pool #RA3576 2.00% 9/1/2050 (a)	659		535
Freddie Mac Pool #SI2062 2.00% 9/1/2050 (a)	162		133
Freddie Mac Pool #RA3987 2.50% 11/1/2050 (a)	171		147
Freddie Mac Pool #QB7053 2.00% 12/1/2050 (a)	90		73
Freddie Mac Pool #RA4352 2.00% 1/1/2051 (a)	285		234
Freddie Mac Pool #SD8128 2.00% 2/1/2051 (a)	2		1
Freddie Mac Pool #SD8134 2.00% 3/1/2051 (a)	3		2
Freddie Mac Pool #RA5288 2.00% 5/1/2051 (a)	269		221
Freddie Mac Pool #QC7626 3.00% 9/1/2051 (a)	197		176
Freddie Mac Pool #QC8778 2.50% 10/1/2051 (a)	978		828
Freddie Mac Pool #RA6406 2.00% 11/1/2051 (a)	65		53
Freddie Mac Pool #SD1385 2.50% 11/1/2051 (a)	53		46
Freddie Mac Pool #QD3619 2.50% 12/1/2051 (a)	686		582
Freddie Mac Pool #RA6598 3.50% 1/1/2052 (a)	117		109
Freddie Mac Pool #RA6816 2.00% 2/1/2052 (a)	17		13
Freddie Mac Pool #QD6327 3.00% 2/1/2052 (a)	465		412
Freddie Mac Pool #SD0873 3.50% 2/1/2052 (a)	615		578
Freddie Mac Pool #QD7089 3.50% 2/1/2052 (a)	6		6
Freddie Mac Pool #RA6973 2.00% 3/1/2052 (a)	665		539
Freddie Mac Pool #QD8711 2.00% 3/1/2052 (a)	66		53
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (a)	1,308		1,162
Freddie Mac Pool #QE4001 3.00% 5/1/2052 (a)	42		37
Freddie Mac Pool #QE4044 2.50% 6/1/2052 (a)	383		324
Freddie Mac Pool #SD8220 3.00% 6/1/2052 (a)	641		569
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (a)	468		396

American Funds Insurance Series	250

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD4815 2.50% 7/1/2052 (a)	USD156	$133
Freddie Mac Pool #SD8225 3.00% 7/1/2052 (a)	1,207	1,071
Freddie Mac Pool #SD1406 2.00% 8/1/2052 (a)	120	97
Freddie Mac Pool #SL0761 3.50% 9/1/2052 (a)	832	777
Freddie Mac Pool #QF0213 4.50% 9/1/2052 (a)	173	170
Freddie Mac Pool #RA7938 5.00% 9/1/2052 (a)	529	531
Freddie Mac Pool #QF0924 5.50% 9/1/2052 (a)	200	203
Freddie Mac Pool #SD8258 5.00% 10/1/2052 (a)	215	215
Freddie Mac Pool #RA8059 5.50% 10/1/2052 (a)	92	94
Freddie Mac Pool #SD1895 4.50% 11/1/2052 (a)	303	302
Freddie Mac Pool #SD8280 6.50% 11/1/2052 (a)	641	669
Freddie Mac Pool #SD2602 3.00% 12/1/2052 (a)	29	25
Freddie Mac Pool #SD8288 5.00% 1/1/2053 (a)	38	38
Freddie Mac Pool #SD8315 5.00% 4/1/2053 (a)	106	106
Freddie Mac Pool #SD2716 5.00% 4/1/2053 (a)	73	73
Freddie Mac Pool #SD8316 5.50% 4/1/2053 (a)	80	81
Freddie Mac Pool #SD8323 5.00% 5/1/2053 (a)	1,024	1,026
Freddie Mac Pool #SD2861 6.00% 5/1/2053 (a)	46	47
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (a)	254	259
Freddie Mac Pool #RA9279 6.00% 6/1/2053 (a)	53	55
Freddie Mac Pool #RA9283 6.00% 6/1/2053 (a)	48	49
Freddie Mac Pool #RA9281 6.00% 6/1/2053 (a)	31	32
Freddie Mac Pool #RA9284 6.00% 6/1/2053 (a)	26	28
Freddie Mac Pool #SD8341 5.00% 7/1/2053 (a)	2	2
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (a)	747	760
Freddie Mac Pool #SD3386 5.50% 7/1/2053 (a)	46	47
Freddie Mac Pool #SD3432 6.00% 7/1/2053 (a)	32	34
Freddie Mac Pool #SD8350 6.00% 8/1/2053 (a)(e)	2,221	2,286
Freddie Mac Pool #RA9857 6.00% 9/1/2053 (a)	868	894
Freddie Mac Pool #RA9854 6.00% 9/1/2053 (a)	105	109
Freddie Mac Pool #SD8368 6.00% 10/1/2053 (a)	366	377
Freddie Mac Pool #SD4053 6.00% 10/1/2053 (a)	291	300
Freddie Mac Pool #RJ0326 6.50% 11/1/2053 (a)	65	68
Freddie Mac Pool #SD8395 5.50% 1/1/2054 (a)	400	407
Freddie Mac Pool #RJ0668 6.00% 1/1/2054 (a)	1,463	1,507
Freddie Mac Pool #SD4795 6.00% 1/1/2054 (a)	1,188	1,225
Freddie Mac Pool #SD8396 6.00% 1/1/2054 (a)	6	7
Freddie Mac Pool #SD4693 6.50% 1/1/2054 (a)	43	45
Freddie Mac Pool #RJ0854 6.50% 1/1/2054 (a)	9	10
Freddie Mac Pool #QI0006 6.00% 2/1/2054 (a)	48	49
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (a)	58	60
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (a)	12	12
Freddie Mac Pool #QI2895 6.00% 4/1/2054 (a)	100	104
Freddie Mac Pool #QI3333 6.00% 4/1/2054 (a)	16	17
Freddie Mac Pool #SD5221 6.50% 4/1/2054 (a)	46	48
Freddie Mac Pool #RJ1448 5.50% 5/1/2054 (a)	61	62
Freddie Mac Pool #SD5692 6.00% 5/1/2054 (a)	24	25
Freddie Mac Pool #SD8432 6.00% 5/1/2054 (a)	7	7
Freddie Mac Pool #SD5404 6.50% 5/1/2054 (a)	377	394
Freddie Mac Pool #RJ1447 6.50% 5/1/2054 (a)	53	56
Freddie Mac Pool #SD5706 6.50% 6/1/2054 (a)	602	631
Freddie Mac Pool #RJ1726 6.50% 6/1/2054 (a)	188	197
Freddie Mac Pool #SD5701 6.50% 6/1/2054 (a)	47	49
Freddie Mac Pool #RJ1725 6.50% 6/1/2054 (a)	14	15
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (a)	206	212
Freddie Mac Pool #RJ1975 6.00% 7/1/2054 (a)	187	193
Freddie Mac Pool #RJ1964 6.00% 7/1/2054 (a)	168	175
Freddie Mac Pool #SD8447 6.00% 7/1/2054 (a)	60	62
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (a)	56	57
Freddie Mac Pool #SD5896 6.00% 7/1/2054 (a)	28	29

251	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8448 6.50% 7/1/2054 (a)	USD376	$391
Freddie Mac Pool #RJ1986 6.50% 7/1/2054 (a)	157	164
Freddie Mac Pool #SD5905 6.50% 7/1/2054 (a)	62	65
Freddie Mac Pool #SD6286 5.50% 8/1/2054 (a)	267	273
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (a)	225	232
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (a)	143	147
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (a)	126	130
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (a)	34	35
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (a)	1	1
Freddie Mac Pool #SD6323 6.50% 8/1/2054 (a)	1,307	1,363
Freddie Mac Pool #SD8455 6.50% 8/1/2054 (a)	331	344
Freddie Mac Pool #RJ2222 6.50% 8/1/2054 (a)	217	227
Freddie Mac Pool #SD6034 6.50% 8/1/2054 (a)	95	99
Freddie Mac Pool #RJ2247 6.50% 8/1/2054 (a)	87	91
Freddie Mac Pool #RJ2228 6.50% 8/1/2054 (a)	47	49
Freddie Mac Pool #SD6047 6.50% 8/1/2054 (a)	37	39
Freddie Mac Pool #SD6035 6.50% 8/1/2054 (a)	23	24
Freddie Mac Pool #SD8462 5.50% 9/1/2054 (a)	193	195
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (a)	115	119
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (a)	59	61
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (a)	58	60
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (a)	54	56
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (a)	32	33
Freddie Mac Pool #SD8463 6.00% 9/1/2054 (a)	14	14
Freddie Mac Pool #SD8464 6.50% 9/1/2054 (a)	149	155
Freddie Mac Pool #SL2445 6.50% 9/1/2054 (a)	79	83
Freddie Mac Pool #RJ2320 6.50% 9/1/2054 (a)	35	36
Freddie Mac Pool #RJ2325 6.50% 9/1/2054 (a)	15	16
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (a)	9	9
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (a)	435	442
Freddie Mac Pool #RJ3163 5.00% 12/1/2054 (a)	480	482
Freddie Mac Pool #QX1414 5.50% 12/1/2054 (a)	357	362
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (a)	7	7
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (a)	1,077	1,106
Freddie Mac Pool #QX4065 6.00% 1/1/2055 (a)	23	24
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (a)	76	80
Freddie Mac Pool #RJ3264 4.50% 2/1/2055 (a)	271	264
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (a)	737	757
Freddie Mac Pool #SL0797 6.00% 2/1/2055 (a)	60	62
Freddie Mac Pool #SD8516 6.00% 3/1/2055 (a)	55	56
Freddie Mac Pool #SD8517 6.50% 3/1/2055 (a)	382	397
Freddie Mac Pool #SL0673 6.50% 3/1/2055 (a)	280	294
Freddie Mac Pool #SL1094 5.00% 4/1/2055 (a)	126	126
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (a)	88	90
Freddie Mac Pool #SL1416 6.00% 4/1/2055 (a)	13	14
Freddie Mac Pool #SD8532 5.00% 5/1/2055 (a)	265	265
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (a)	197	202
Freddie Mac Pool #SL1138 6.00% 5/1/2055 (a)	13	13
Freddie Mac Pool #SL1137 6.00% 5/1/2055 (a)	13	13
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (a)	88	88
Freddie Mac Pool #QY6303 6.00% 6/1/2055 (a)	2,051	2,108
Freddie Mac Pool #RQ0015 6.50% 6/1/2055 (a)	1,040	1,081
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (a)	432	438
Freddie Mac Pool #RQ0028 6.00% 7/1/2055 (a)	2,292	2,354
Freddie Mac Pool #QY7483 6.00% 7/1/2055 (a)	1,386	1,425
Freddie Mac Pool #QY7786 6.00% 7/1/2055 (a)	65	67
Freddie Mac Pool #SL2625 6.50% 7/1/2055 (a)	499	518
Freddie Mac Pool #RQ0041 6.00% 8/1/2055 (a)	1,712	1,758
Freddie Mac Pool #SL2781 6.50% 9/1/2055 (a)	176	184
Freddie Mac Pool #SL2647 6.50% 9/1/2055 (a)	111	116

American Funds Insurance Series	252

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RQ0057 6.00% 10/1/2055 (a)	USD565	$580
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030 (a)	300	304
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056 (a)	75	72
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056 (a)	77	69
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056 (a)	144	137
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056 (a)(d)	100	96
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057 (a)	20	17
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057 (a)(d)	76	74
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/25/2058 (a)	25	22
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058 (a)	15	13
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2024-2, Class MT, 3.50% 5/25/2064 (a)	615	540
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028 (a)	176	173
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028 (a)	10	10
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-2, Class AC, 2.00% 9/25/2030 (a)	290	267
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-3, Class AC, 2.00% 11/25/2030 (a)	278	255
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-1, Class AC, 2.25% 5/26/2031 (a)	280	258
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-2, Class AD, 2.00% 7/25/2031 (a)	240	216
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032 (a)	238	232
Government National Mortgage Assn. 5.00% 1/1/2056 (a)(f)	80	80
Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034 (a)	532	522
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039 (a)	60	64
Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041 (a)	151	153
Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041 (a)	10	10
Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041 (a)	76	77
Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042 (a)	75	67
Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042 (a)	176	162
Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043 (a)	38	35
Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044 (a)	439	423
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050 (a)	80	66
Government National Mortgage Assn. Pool #BZ3978 2.50% 11/20/2050 (a)	33	29
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050 (a)	71	59
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051 (a)	302	258
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051 (a)	72	62
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051 (a)	472	402
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052 (a)	295	254
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052 (a)	64	55
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052 (a)	154	133
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052 (a)	126	109
Government National Mortgage Assn. Pool #MA7936 2.50% 3/20/2052 (a)	40	34
Government National Mortgage Assn. Pool #MA7937 3.00% 3/20/2052 (a)	47	42
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052 (a)	207	179
Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052 (a)	56	50
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052 (a)	4	4
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (a)	145	138
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053 (a)	13	13
Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054 (a)	77	73
Government National Mortgage Assn. Pool #MB0205 5.50% 2/20/2055 (a)	194	196
Government National Mortgage Assn. Pool #MB0485 5.50% 7/20/2055 (a)	49	50
Government National Mortgage Assn. Pool #MB0742 3.50% 11/20/2055 (a)	194	177
Government National Mortgage Assn. Pool #MB0810 3.50% 12/20/2055 (a)	101	92
Government National Mortgage Assn. Pool #AN1825 4.566% 6/20/2065 (a)	11	11
Government National Mortgage Assn. Pool #AO0461 4.605% 8/20/2065 (a)	4	4
Government National Mortgage Assn. Pool #AO0409 4.451% 12/20/2065 (a)	5	5
Government National Mortgage Assn. Pool #AO0385 4.328% 1/20/2066 (a)	47	47
Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066 (a)	1	1
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (a)	201	150
Uniform Mortgage-Backed Security 4.00% 1/1/2041 (a)(f)	125	123
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (a)(f)	674	545
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (a)(f)	25	23
Uniform Mortgage-Backed Security 4.00% 1/1/2056 (a)(f)	97	92

253	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (a)(f)	USD190	$186
Uniform Mortgage-Backed Security 5.50% 1/1/2056 (a)(f)	1,542	1,563
Uniform Mortgage-Backed Security 6.00% 1/1/2056 (a)(f)	1,769	1,817
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (a)(f)	698	725
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (a)(f)	1,616	1,489

		98,296

Commercial mortgage-backed securities 0.61%
BX Commercial Mortgage Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 5.865% 6/15/2027 (a)(c)(d)	100	100
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 5.241% 4/15/2037 (a)(c)(d)	79	79
BX Trust, Series 2025-GW, Class A, (1-month USD CME Term SOFR + 1.60%) 5.35% 7/15/2042 (a)(c)(d)	200	200
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 6.015% 10/12/2040 (a)(c)(d)	379	391

		770

Collateralized mortgage-backed obligations (privately originated) 0.39%
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061 (a)(c)(d)	128	122
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066 (a)(c)(d)	51	47
Farmer Mac Agricultural Real Estate Trust, Series 2024-2, Class A1, 5.191% 8/1/2054 (a)(c)(d)	81	82
Morgan Stanley Residential Mortgage Loan Trust, Series 2024-INV2, Class A1, 6.50% 2/25/2054 (a)(c)(d)	145	148
PMT Loan Trust, Series 2024-INV1, Class A2, 6.00% 10/25/2059 (a)(c)(d)	86	88

		487

Total mortgage-backed obligations		99,553

U.S. Treasury bonds & notes 6.22%

U.S. Treasury 6.22%
U.S. Treasury 4.375% 7/31/2026	535	538
U.S. Treasury 3.50% 10/31/2027	1,130	1,130
U.S. Treasury 4.25% 2/15/2028	460	467
U.S. Treasury 3.875% 3/15/2028	550	554
U.S. Treasury 4.125% 7/31/2028	450	457
U.S. Treasury 3.50% 10/15/2028	800	799
U.S. Treasury 4.50% 5/31/2029 (e)	1,025	1,055
U.S. Treasury 4.00% 2/28/2030	330	334
U.S. Treasury 4.00% 3/31/2030	100	101
U.S. Treasury 4.00% 6/30/2032	300	302
U.S. Treasury 4.25% 8/15/2035	230	232
U.S. Treasury 1.875% 2/15/2041	240	168
U.S. Treasury 3.25% 5/15/2042	106	89
U.S. Treasury 4.75% 2/15/2045	190	189
U.S. Treasury 1.875% 11/15/2051	65	36
U.S. Treasury 4.625% 2/15/2055	345	333
U.S. Treasury 4.75% 8/15/2055	640	631
U.S. Treasury 4.625% 11/15/2055	410	396

Total U.S. Treasury bonds & notes		7,811

Asset-backed obligations 1.03%

Auto loan 0.67%
American Credit Acceptance Receivables Trust, Series 2024-4, Class A, 4.81% 3/13/2028 (a)(c)	1	1
Bridgecrest Lending Auto Securitization Trust, Series 2024-4, Class A2, 4.84% 9/15/2027 (a)	1	1
CPS Auto Receivables Trust, Series 2024-D, Class A, 4.91% 6/15/2028 (a)(c)	22	22
Drive Auto Receivables Trust, Series 2024-2, Class A2, 4.94% 12/15/2027 (a)	1	1
Drive Auto Receivables Trust, Series 2024-2, Class A3, 4.50% 9/15/2028 (a)	21	21
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036 (a)(c)	257	266
GLS Auto Receivables Trust, Series 2024-4A, Class A2, 4.76% 10/15/2027 (a)(c)	3	3

American Funds Insurance Series	254

American Funds Mortgage Fund® (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)

Auto loan (continued)
GLS Auto Receivables Trust, Series 2024-3A, Class A3, 5.02% 4/17/2028 (a)(c)		USD43	$43
Santander Drive Auto Receivables Trust, Series 2023-4, Class A3, 5.73% 4/17/2028 (a)		1	1
Toyota Auto Loan Extended Note Trust, Series 2023-1, Class A, 4.93% 6/25/2036 (a)(c)		100	102
Wheels Fleet Lease Funding, LLC, Series 2024-2A, Class A1, 4.87% 6/21/2039 (a)(c)		383	387

			848

Student loan 0.22%
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069 (a)(c)		58	53
Navient Student Loan Trust, Series 2021-CA, Class A, 1.06% 10/15/2069 (a)(c)		76	70
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062 (a)(c)		86	81
Nelnet Student Loan Trust, Series 2021-CA, Class AFL, (1-month USD CME Term SOFR + 0.854%) 4.588% 4/20/2062 (a)(c)(d)		72	72

			276

Other asset-backed securities 0.14%
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060 (a)(c)		89	75
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061 (a)(c)		100	84
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029 (a)		12	12

			171

Total asset-backed obligations			1,295

Total bonds, notes & other debt instruments (cost: $108,233,000)			108,659

Short-term securities 19.42%	Weighted average yield at acquisition

Commercial paper 4.81%

Exxon Asset Management Co. 3/31/2026	3.820%	1,050	1,040
Novartis Finance Corp. 1/2/2026 (c)	3.660	2,000	2,000
Victory Receivables Corp. 1/16/2026 (c)	4.000	1,000	998
Wal-Mart Stores, Inc. 1/14/2026 (c)	3.630	2,000	1,997

			6,035

Bonds & notes of governments & government agencies outside the U.S. 1.11%

Ontario (Province of) 1/23/2026	3.890	1,400	1,397

Federal agency bills & notes 13.50%

Federal Farm Credit Banks 2/20/2026	3.580	2,500	2,488
Federal Home Loan Bank 1/2/2026	3.500	3,100	3,100
Federal Home Loan Bank 1/9/2026	3.840	2,500	2,498
Federal Home Loan Bank 2/4/2026	3.590	2,000	1,994
Federal Home Loan Bank 2/6/2026	3.685	3,500	3,488

255	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Federal agency bills & notes (continued)

Federal Home Loan Bank 2/11/2026	3.790%	USD1,400	$1,394
Federal Home Loan Bank 3/6/2026	3.635	1,500	1,491
Federal Home Loan Bank 3/20/2026	3.565	500	496

Total short-term securities (cost: $24,378,000)			24,381

Total investment securities 105.95% (cost: $132,611,000)			133,040
Other assets less liabilities (5.95)%			(7,473)

Net assets 100.00%			$125,567

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)

30 Day Federal Funds Futures	Long	2	3/2/2026	USD803	$ – (b)
2 Year U.S. Treasury Note Futures	Long	343	4/6/2026	71,615	(17)
5 Year U.S. Treasury Note Futures	Long	140	4/6/2026	15,303	(39)
10 Year Ultra U.S. Treasury Note Futures	Long	30	3/31/2026	3,450	(28)
10 Year U.S. Treasury Note Futures	Short	18	3/31/2026	(2,024)	18
20 Year U.S. Treasury Bond Futures	Long	15	3/31/2026	1,734	(23)
30 Year Ultra U.S. Treasury Bond Futures	Long	23	3/31/2026	2,714	(43)

					$(132)

Swap contracts

Interest rate swaps Centrally cleared interest rate swaps
							Upfront premium	Unrealized appreciation
Receive		Pay			Notional	Value at	paid	(depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2025 (000)	(received) (000)	at 12/31/2025 (000)

SOFR	Annual	3.3615%	Annual	5/31/2030	USD520	$ 1	$–	$1
SOFR	Annual	3.6025%	Annual	1/8/2034	USD495	3	–	3
SOFR	Annual	3.8215%	Annual	4/23/2035	USD100	(1)	–	(1)
SOFR	Annual	3.6965%	Annual	11/5/2035	USD230	2	–	2
SOFR	Annual	3.41%	Annual	7/28/2045	USD1,182	121	–	121
						$126	$–	$126

(a)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(b)	Amount less than one thousand.
(c)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,682,000, which represented 6.12% of the net assets of the fund.

(d)

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(e)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $946,000, which represented 0.75% of the net assets of the fund.
(f)	Represents securities transacted on a TBA basis.

American Funds Insurance Series	256

American Funds Mortgage Fund® (continued)

Key to abbreviation(s)

Assn. = Association

CME = CME Group

SOFR = Secured Overnight Financing Rate

TBA = To be announced USD = U.S. dollars

Refer to the notes to financial statements.

257	American Funds Insurance Series

Ultra-Short Bond Fund

Investment portfolio December 31, 2025

Short-term securities 100.30%	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Commercial paper 62.55%

Apple, Inc. 1/5/2026 (a)	0.210%	USD4,000	$3,998
Apple, Inc. 1/15/2026 (a)	0.315	7,500	7,489
Cabot Trail Funding, LLC. 1/14/2026 (a)	1.160	10,175	10,160
CHARTA, LLC 1/14/2026 (a)	0.449	10,000	9,985
Chevron Corp. 1/5/2026 (a)	0.201	2,200	2,199
Chevron Corp. 2/3/2026 (a)	0.544	11,400	11,361
Cisco Systems, Inc. 1/22/2026 (a)	0.854	11,900	11,873
DBS Bank, Ltd. 1/23/2026 (a)	1.522	11,500	11,473
Essilor International 1/26/2026 (a)	0.346	9,000	8,976
Linde, Inc. 1/20/2026	0.357	2,900	2,894
Linde, Inc. 2/2/2026	0.435	8,200	8,173
LVMH Moet Hennessy Louis Vuitton, Inc. 2/2/2026 (a)	1.227	11,000	10,963
Novartis Finance Corp. 1/12/2026 (a)	0.211	11,000	10,987
Oversea-Chinese Banking Corp., Ltd. 1/5/2026 (a)	0.347	5,200	5,197
Oversea-Chinese Banking Corp., Ltd. 1/26/2026 (a)	0.260	4,200	4,189
Paccar Financial Corp. 1/26/2026	0.385	10,000	9,973
Procter & Gamble Co. 3/4/2026 (a)	0.748	10,000	9,936
Prudential Funding, LLC 1/9/2026	0.311	10,000	9,991
Siemens Capital Company, LLC. 1/6/2026 (a)	1.103	7,700	7,695
Starbird Funding Corp. 3/4/2026 (a)	0.822	10,800	10,729
Victory Receivables Corp. 1/16/2026 (a)	0.994	12,000	11,980
Wal-Mart Stores, Inc. 1/14/2026 (a)	0.280	12,200	12,183

			192,404

Federal agency bills & notes 19.81%

Federal Farm Credit Banks 2/20/2026	0.526	1,000	995
Federal Home Loan Bank 1/2/2026	0.020	4,500	4,500
Federal Home Loan Bank 1/30/2026	1.143	9,600	9,573
Federal Home Loan Bank 2/6/2026	0.877	5,000	4,983
Federal Home Loan Bank 2/11/2026	0.869	2,400	2,391
Federal Home Loan Bank 2/12/2026	0.841	6,100	6,075
Federal Home Loan Bank 2/17/2026	0.739	7,500	7,466
Federal Home Loan Bank 2/25/2026	1.086	11,100	11,041
Federal Home Loan Bank 3/6/2026	0.795	4,000	3,975
Federal Home Loan Bank 3/11/2026	0.787	5,000	4,967
Federal Home Loan Bank 4/8/2026	0.962	5,000	4,953

			60,919

Bonds & notes of governments & government agencies outside the U.S. 13.50%

Alberta (Province of) 3/2/2026 (a)	0.846	9,800	9,739
Hydro-Québec 1/6/2026 (a)	0.385	11,000	10,993
KfW 1/7/2026 (a)	0.218	2,000	1,999
KfW 3/18/2026 (a)	0.762	8,000	7,939
Ontario (Province of) 1/23/2026	0.563	7,000	6,984
Ontario (Province of) 2/26/2026	0.828	3,900	3,877

			41,531

American Funds Insurance Series	258

Ultra-Short Bond Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)

U.S. Treasury bills 4.44%

U.S. Treasury 2/10/2026	0.632%	USD8,700	$8,667
U.S. Treasury 2/17/2026	0.652	5,000	4,977

			13,644

Total short-term securities (cost: $308,476,000)			308,498

Total investment securities 100.30% (cost: $308,476,000)			308,498
Other assets less liabilities (0.30)%			(921)

Net assets 100.00%			$307,577

(a)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $192,043,000, which represented 62.44% of the net assets of the fund.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

259	American Funds Insurance Series

U.S. Government Securities Fund

Investment portfolio December 31, 2025

Bonds, notes & other debt instruments 86.86%	Principal amount (000)		Value (000)

Mortgage-backed obligations 43.50%

Federal agency mortgage-backed obligations 43.50%
Fannie Mae Pool #745316 6.50% 2/1/2026 (a)	USD–	(b)	$–	(b)
Fannie Mae Pool #AL9870 6.50% 2/1/2028 (a)	4		4
Fannie Mae Pool #257431 6.50% 10/1/2028 (a)	1		1
Fannie Mae Pool #695412 5.00% 6/1/2033 (a)	–	(b)	–	(b)
Fannie Mae Pool #AD3566 5.00% 10/1/2035 (a)	2		2
Fannie Mae Pool #MA2588 4.00% 4/1/2036 (a)	413		409
Fannie Mae Pool #MA2746 4.00% 9/1/2036 (a)	968		957
Fannie Mae Pool #CB3701 2.50% 5/1/2037 (a)	721		683
Fannie Mae Pool #940890 6.50% 6/1/2037 (a)	–	(b)	–	(b)
Fannie Mae Pool #MA4665 2.50% 7/1/2037 (a)	297		281
Fannie Mae Pool #256828 7.00% 7/1/2037 (a)	2		2
Fannie Mae Pool #256860 6.50% 8/1/2037 (a)	8		8
Fannie Mae Pool #888698 7.00% 10/1/2037 (a)	9		10
Fannie Mae Pool #970343 6.00% 2/1/2038 (a)	12		12
Fannie Mae Pool #931768 5.00% 8/1/2039 (a)	4		4
Fannie Mae Pool #AC0794 5.00% 10/1/2039 (a)	15		15
Fannie Mae Pool #932606 5.00% 2/1/2040 (a)	6		6
Fannie Mae Pool #FM7365 2.00% 5/1/2041 (a)	22,975		20,051
Fannie Mae Pool #AI1862 5.00% 5/1/2041 (a)	250		257
Fannie Mae Pool #AI3510 5.00% 6/1/2041 (a)	126		129
Fannie Mae Pool #AE1248 5.00% 6/1/2041 (a)	27		28
Fannie Mae Pool #AJ0704 5.00% 9/1/2041 (a)	114		117
Fannie Mae Pool #AJ1873 4.00% 10/1/2041 (a)	14		14
Fannie Mae Pool #AJ5391 5.00% 11/1/2041 (a)	63		65
Fannie Mae Pool #AE1277 5.00% 11/1/2041 (a)	12		12
Fannie Mae Pool #AE1283 5.00% 12/1/2041 (a)	5		6
Fannie Mae Pool #AE1290 5.00% 2/1/2042 (a)	16		16
Fannie Mae Pool #AT0300 3.50% 3/1/2043 (a)	4		4
Fannie Mae Pool #AT3954 3.50% 4/1/2043 (a)	6		5
Fannie Mae Pool #AT7161 3.50% 6/1/2043 (a)	28		27
Fannie Mae Pool #MA5235 6.50% 12/1/2043 (a)	754		784
Fannie Mae Pool #AY1829 3.50% 12/1/2044 (a)	7		6
Fannie Mae Pool #BE5017 3.50% 2/1/2045 (a)	51		49
Fannie Mae Pool #FM9416 3.50% 7/1/2045 (a)	3,360		3,191
Fannie Mae Pool #BE8740 3.50% 5/1/2047 (a)	42		40
Fannie Mae Pool #BE8742 3.50% 5/1/2047 (a)	11		10
Fannie Mae Pool #BH2846 3.50% 5/1/2047 (a)	6		6
Fannie Mae Pool #BH2848 3.50% 5/1/2047 (a)	5		5
Fannie Mae Pool #BH2847 3.50% 5/1/2047 (a)	2		2
Fannie Mae Pool #BH3122 4.00% 6/1/2047 (a)	5		5
Fannie Mae Pool #BJ5015 4.00% 12/1/2047 (a)	77		75
Fannie Mae Pool #BM3788 3.50% 3/1/2048 (a)	2,416		2,281
Fannie Mae Pool #BJ4901 3.50% 3/1/2048 (a)	31		29
Fannie Mae Pool #BK5232 4.00% 5/1/2048 (a)	43		42
Fannie Mae Pool #BK6840 4.00% 6/1/2048 (a)	61		59
Fannie Mae Pool #BK9743 4.00% 8/1/2048 (a)	19		18
Fannie Mae Pool #BK9761 4.50% 8/1/2048 (a)	13		13
Fannie Mae Pool #FM3280 3.50% 5/1/2049 (a)	865		822
Fannie Mae Pool #FM1062 3.50% 6/1/2049 (a)	318		302
Fannie Mae Pool #BJ8411 3.50% 8/1/2049 (a)	84		79
Fannie Mae Pool #CA4151 3.50% 9/1/2049 (a)	428		406
Fannie Mae Pool #FM1443 3.50% 9/1/2049 (a)	241		228
Fannie Mae Pool #FM2179 3.00% 1/1/2050 (a)	2,768		2,508
Fannie Mae Pool #CA6593 2.50% 8/1/2050 (a)	706		611
Fannie Mae Pool #CA7052 3.00% 9/1/2050 (a)	24		21
Fannie Mae Pool #BQ3005 2.50% 10/1/2050 (a)	447		382
Fannie Mae Pool #CA7257 2.50% 10/1/2050 (a)	150		130
Fannie Mae Pool #CA7739 2.50% 11/1/2050 (a)	1,520		1,304
Fannie Mae Pool #MA4208 2.00% 12/1/2050 (a)	187		153
Fannie Mae Pool #BR0772 2.00% 1/1/2051 (a)	1,301		1,054

American Funds Insurance Series	260

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA4237 2.00% 1/1/2051 (a)	USD66	$54
Fannie Mae Pool #FM6548 2.00% 3/1/2051 (a)	874	723
Fannie Mae Pool #CB0290 2.00% 4/1/2051 (a)	559	456
Fannie Mae Pool #MA4305 2.00% 4/1/2051 (a)	9	7
Fannie Mae Pool #FM6856 2.50% 4/1/2051 (a)	338	289
Fannie Mae Pool #BR1035 2.00% 5/1/2051 (a)	5	4
Fannie Mae Pool #FM8114 2.00% 6/1/2051 (a)	1,334	1,080
Fannie Mae Pool #CB0844 2.50% 6/1/2051 (a)	827	700
Fannie Mae Pool #FM7687 3.00% 6/1/2051 (a)	4,198	3,797
Fannie Mae Pool #BR2095 2.50% 7/1/2051 (a)	1,272	1,087
Fannie Mae Pool #FM9530 2.50% 7/1/2051 (a)	257	218
Fannie Mae Pool #FM7900 2.50% 7/1/2051 (a)	149	129
Fannie Mae Pool #FM8422 2.50% 8/1/2051 (a)	488	414
Fannie Mae Pool #FM8745 2.50% 9/1/2051 (a)	1,207	1,025
Fannie Mae Pool #CB1527 2.50% 9/1/2051 (a)	550	471
Fannie Mae Pool #FS1630 2.50% 9/1/2051 (a)	364	308
Fannie Mae Pool #CB1868 2.50% 10/1/2051 (a)	972	823
Fannie Mae Pool #FS0965 2.00% 11/1/2051 (a)	40	33
Fannie Mae Pool #BU2803 2.50% 11/1/2051 (a)	20	17
Fannie Mae Pool #BU3058 2.50% 12/1/2051 (a)	1,948	1,652
Fannie Mae Pool #CB2286 2.50% 12/1/2051 (a)	996	856
Fannie Mae Pool #FA1935 2.50% 12/1/2051 (a)	5	4
Fannie Mae Pool #FM9976 3.00% 12/1/2051 (a)	633	575
Fannie Mae Pool #BV0894 2.00% 1/1/2052 (a)	463	375
Fannie Mae Pool #CB2668 3.00% 1/1/2052 (a)	2,286	2,025
Fannie Mae Pool #CB2544 3.00% 1/1/2052 (a)	1,868	1,676
Fannie Mae Pool #CB2666 3.00% 1/1/2052 (a)	949	840
Fannie Mae Pool #BV3076 2.00% 2/1/2052 (a)	383	310
Fannie Mae Pool #FS5037 2.50% 2/1/2052 (a)	368	312
Fannie Mae Pool #FS0523 2.50% 2/1/2052 (a)	160	137
Fannie Mae Pool #FS0647 3.00% 2/1/2052 (a)	2,932	2,654
Fannie Mae Pool #FS1374 3.00% 3/1/2052 (a)	1,945	1,724
Fannie Mae Pool #CB3140 4.00% 3/1/2052 (a)	410	391
Fannie Mae Pool #BV7703 2.00% 4/1/2052 (a)	3,078	2,496
Fannie Mae Pool #CB3354 2.50% 4/1/2052 (a)	7,001	5,926
Fannie Mae Pool #CB3375 3.50% 4/1/2052 (a)	1,004	931
Fannie Mae Pool #BV9262 3.00% 5/1/2052 (a)	783	694
Fannie Mae Pool #CB3523 3.00% 5/1/2052 (a)	168	149
Fannie Mae Pool #CB3528 4.00% 5/1/2052 (a)	549	523
Fannie Mae Pool #FS6605 2.00% 6/1/2052 (a)	473	383
Fannie Mae Pool #FS7329 2.00% 6/1/2052 (a)	98	79
Fannie Mae Pool #CB3774 4.00% 6/1/2052 (a)	2,471	2,359
Fannie Mae Pool #FS2159 5.00% 6/1/2052 (a)	49	49
Fannie Mae Pool #BV2558 5.00% 6/1/2052 (a)	44	44
Fannie Mae Pool #FS6986 2.00% 7/1/2052 (a)	203	165
Fannie Mae Pool #FA2839 2.50% 7/1/2052 (a)	3,391	2,871
Fannie Mae Pool #FS6362 3.50% 8/1/2052 (a)	2,189	2,030
Fannie Mae Pool #BV8976 5.00% 8/1/2052 (a)	285	288
Fannie Mae Pool #FS2489 5.00% 8/1/2052 (a)	46	46
Fannie Mae Pool #BW1192 4.50% 9/1/2052 (a)	628	619
Fannie Mae Pool #FS4611 5.00% 9/1/2052 (a)	8,032	8,048
Fannie Mae Pool #FS3056 2.00% 10/1/2052 (a)	3,185	2,587
Fannie Mae Pool #BW9458 4.50% 10/1/2052 (a)	912	898
Fannie Mae Pool #BX0097 4.50% 10/1/2052 (a)	832	817
Fannie Mae Pool #FS5994 5.00% 10/1/2052 (a)	7,788	7,805
Fannie Mae Pool #BX1004 5.00% 10/1/2052 (a)	4,729	4,733
Fannie Mae Pool #BW1289 5.50% 10/1/2052 (a)	576	587
Fannie Mae Pool #BW1243 5.50% 10/1/2052 (a)	526	536
Fannie Mae Pool #CB4917 5.50% 10/1/2052 (a)	77	79
Fannie Mae Pool #MA4820 6.50% 10/1/2052 (a)	207	216

261	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB5118 4.00% 11/1/2052 (a)	USD48	$46
Fannie Mae Pool #MA4805 4.50% 11/1/2052 (a)	7	7
Fannie Mae Pool #BX3198 4.00% 12/1/2052 (a)	47	45
Fannie Mae Pool #MA4840 4.50% 12/1/2052 (a)	2,465	2,418
Fannie Mae Pool #BX6121 6.00% 1/1/2053 (a)	1,804	1,875
Fannie Mae Pool #BY1411 4.00% 2/1/2053 (a)	1,367	1,303
Fannie Mae Pool #MA4919 5.50% 2/1/2053 (a)	8	8
Fannie Mae Pool #FS3759 6.00% 2/1/2053 (a)	660	691
Fannie Mae Pool #CB5919 6.00% 3/1/2053 (a)	717	739
Fannie Mae Pool #CB5912 6.00% 3/1/2053 (a)	543	563
Fannie Mae Pool #BY2249 4.00% 4/1/2053 (a)	223	212
Fannie Mae Pool #MA4979 5.50% 4/1/2053 (a)	1,942	1,977
Fannie Mae Pool #CB6106 6.50% 4/1/2053 (a)	320	338
Fannie Mae Pool #MA5010 5.50% 5/1/2053 (a)	288	294
Fannie Mae Pool #MA5011 6.00% 5/1/2053 (a)	1,594	1,646
Fannie Mae Pool #CB6590 4.00% 6/1/2053 (a)	70	67
Fannie Mae Pool #MA5039 5.50% 6/1/2053 (a)	2,635	2,682
Fannie Mae Pool #CB6485 6.00% 6/1/2053 (a)	2,588	2,664
Fannie Mae Pool #FS4933 6.00% 6/1/2053 (a)	1,690	1,741
Fannie Mae Pool #CB6486 6.00% 6/1/2053 (a)	1,634	1,684
Fannie Mae Pool #MA5040 6.00% 6/1/2053 (a)	1,248	1,287
Fannie Mae Pool #CB6465 6.00% 6/1/2053 (a)	1,196	1,240
Fannie Mae Pool #CB6719 4.50% 7/1/2053 (a)	346	339
Fannie Mae Pool #MA5072 5.50% 7/1/2053 (a)	9,038	9,198
Fannie Mae Pool #MA5073 6.00% 7/1/2053 (a)	1,490	1,533
Fannie Mae Pool #FS5343 6.00% 7/1/2053 (a)	245	253
Fannie Mae Pool #CB6853 4.50% 8/1/2053 (a)	429	419
Fannie Mae Pool #MA5107 5.50% 8/1/2053 (a)	186	189
Fannie Mae Pool #MA5165 5.50% 10/1/2053 (a)	19,754	20,095
Fannie Mae Pool #MA5166 6.00% 10/1/2053 (a)	444	457
Fannie Mae Pool #CB7242 6.50% 10/1/2053 (a)	618	644
Fannie Mae Pool #MA5167 6.50% 10/1/2053 (a)	178	185
Fannie Mae Pool #MA5207 4.00% 11/1/2053 (a)	943	898
Fannie Mae Pool #MA5192 6.50% 11/1/2053 (a)	24	25
Fannie Mae Pool #FS8361 3.50% 12/1/2053 (a)	254	236
Fannie Mae Pool #MA5236 4.00% 12/1/2053 (a)	23	21
Fannie Mae Pool #FS6668 5.50% 12/1/2053 (a)	494	502
Fannie Mae Pool #MA5215 5.50% 12/1/2053 (a)	136	138
Fannie Mae Pool #CB7624 6.50% 12/1/2053 (a)	9,288	9,680
Fannie Mae Pool #CB8089 7.00% 12/1/2053 (a)	721	758
Fannie Mae Pool #FS6873 6.50% 1/1/2054 (a)	2,899	3,018
Fannie Mae Pool #FS6809 5.50% 2/1/2054 (a)	445	452
Fannie Mae Pool #FS7809 7.00% 2/1/2054 (a)	6,000	6,316
Fannie Mae Pool #MA5296 5.50% 3/1/2054 (a)	876	889
Fannie Mae Pool #DA7881 5.50% 3/1/2054 (a)	395	401
Fannie Mae Pool #DB0754 5.50% 3/1/2054 (a)	42	42
Fannie Mae Pool #CB8328 5.50% 4/1/2054 (a)	1,169	1,194
Fannie Mae Pool #DB1235 6.00% 4/1/2054 (a)	600	623
Fannie Mae Pool #CB8387 6.50% 4/1/2054 (a)	1,109	1,161
Fannie Mae Pool #MA5353 5.50% 5/1/2054 (a)	5,132	5,210
Fannie Mae Pool #CB8507 6.50% 5/1/2054 (a)	1,595	1,677
Fannie Mae Pool #CB8755 6.00% 6/1/2054 (a)	2,882	2,972
Fannie Mae Pool #DB6878 6.00% 6/1/2054 (a)	687	706
Fannie Mae Pool #DB6813 6.00% 6/1/2054 (a)	106	109
Fannie Mae Pool #CB8725 6.50% 6/1/2054 (a)	3,937	4,107
Fannie Mae Pool #FP0128 6.50% 6/1/2054 (a)	1,677	1,743
Fannie Mae Pool #BU4700 6.00% 7/1/2054 (a)	6,657	6,866
Fannie Mae Pool #FS8591 6.00% 7/1/2054 (a)	3,615	3,755
Fannie Mae Pool #DB6901 6.00% 7/1/2054 (a)	844	867
Fannie Mae Pool #BU4707 6.00% 7/1/2054 (a)	144	148

American Funds Insurance Series	262

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB8872 6.50% 7/1/2054 (a)	USD5,993		$6,273
Fannie Mae Pool #CB8876 6.50% 7/1/2054 (a)	1,622		1,693
Fannie Mae Pool #FS8317 6.50% 7/1/2054 (a)	959		1,007
Fannie Mae Pool #DC1075 6.00% 8/1/2054 (a)	234		240
Fannie Mae Pool #FS8757 6.00% 8/1/2054 (a)	217		225
Fannie Mae Pool #FS8795 6.00% 8/1/2054 (a)	112		115
Fannie Mae Pool #BU4916 6.00% 8/1/2054 (a)	101		104
Fannie Mae Pool #FS8756 6.00% 8/1/2054 (a)	88		92
Fannie Mae Pool #DB7792 6.00% 8/1/2054 (a)	84		86
Fannie Mae Pool #FS8934 6.50% 8/1/2054 (a)	1,648		1,730
Fannie Mae Pool #MA5446 6.50% 8/1/2054 (a)	1,419		1,475
Fannie Mae Pool #FS9009 5.50% 9/1/2054 (a)	1,865		1,906
Fannie Mae Pool #DC1547 6.00% 9/1/2054 (a)	1,350		1,387
Fannie Mae Pool #DC3262 6.00% 9/1/2054 (a)	91		93
Fannie Mae Pool #DC3459 6.00% 9/1/2054 (a)	45		46
Fannie Mae Pool #MA5472 6.50% 9/1/2054 (a)	4,335		4,506
Fannie Mae Pool #BU5166 6.00% 10/1/2054 (a)	1,397		1,440
Fannie Mae Pool #DC5704 4.00% 11/1/2054 (a)	132		125
Fannie Mae Pool #BU5165 5.50% 11/1/2054 (a)	199		203
Fannie Mae Pool #MA5531 5.50% 11/1/2054 (a)	23		23
Fannie Mae Pool #DC5696 6.00% 11/1/2054 (a)	2,547		2,619
Fannie Mae Pool #CB9432 6.00% 11/1/2054 (a)	372		384
Fannie Mae Pool #MA5552 5.00% 12/1/2054 (a)	783		782
Fannie Mae Pool #DC7823 6.00% 12/1/2054 (a)	31		32
Fannie Mae Pool #FP0130 6.50% 12/1/2054 (a)	2,206		2,293
Fannie Mae Pool #MA5587 6.00% 1/1/2055 (a)	1,578		1,621
Fannie Mae Pool #CB9821 6.00% 1/1/2055 (a)	947		978
Fannie Mae Pool #FA0608 5.50% 2/1/2055 (a)	26		26
Fannie Mae Pool #MA5615 6.00% 2/1/2055 (a)	192		198
Fannie Mae Pool #MA5646 5.50% 3/1/2055 (a)	7,300		7,407
Fannie Mae Pool #FA2843 6.50% 3/1/2055 (a)	10,881		11,317
Fannie Mae Pool #190445 6.50% 3/1/2055 (a)	8,612		8,952
Fannie Mae Pool #MA5649 7.00% 3/1/2055 (a)	6,435		6,770
Fannie Mae Pool #MA5674 6.00% 4/1/2055 (a)	1,829		1,880
Fannie Mae Pool #FA1162 6.00% 4/1/2055 (a)	69		71
Fannie Mae Pool #DD4459 6.00% 4/1/2055 (a)	67		69
Fannie Mae Pool #MA5676 7.00% 4/1/2055 (a)	670		705
Fannie Mae Pool #DD9126 4.00% 5/1/2055 (a)	53		50
Fannie Mae Pool #MA5701 6.00% 5/1/2055 (a)	174		179
Fannie Mae Pool #DD8411 7.00% 5/1/2055 (a)	1,377		1,451
Fannie Mae Pool #MA5761 6.00% 7/1/2055 (a)	662		681
Fannie Mae Pool #FA2842 6.50% 7/1/2055 (a)	5,053		5,256
Fannie Mae Pool #MA5762 6.50% 7/1/2055 (a)	3,040		3,159
Fannie Mae Pool #BV6163 3.50% 8/1/2055 (a)	86		79
Fannie Mae Pool #MA5792 5.50% 8/1/2055 (a)	4,204		4,266
Fannie Mae Pool #MA5793 6.00% 8/1/2055 (a)	762		783
Fannie Mae Pool #CC0879 6.00% 8/1/2055 (a)	470		489
Fannie Mae Pool #MA5822 5.50% 9/1/2055 (a)	1,705		1,730
Fannie Mae Pool #MA5907 4.00% 12/1/2055 (a)	158		150
Fannie Mae Pool #BF0497 3.00% 7/1/2060 (a)	1,111		968
Fannie Mae Pool #BF0585 4.50% 12/1/2061 (a)	331		323
Fannie Mae Pool #BF0765 3.50% 9/1/2063 (a)	420		382
FARM Mortgage Trust, Series 2024-1, Class A, 4.684% 10/1/2053 (a)(c)(d)	941		918
Freddie Mac Pool #ZS8907 6.50% 10/1/2026 (a)	–	(b)	–	(b)
Freddie Mac Pool #ZA2024 6.50% 9/1/2027 (a)	–	(b)	1	(b)
Freddie Mac Pool #1H1354 6.26% 11/1/2036 (a)(d)	29		30
Freddie Mac Pool #QO0557 2.50% 7/1/2037 (a)	1,083		1,025
Freddie Mac Pool #C03518 5.00% 9/1/2040 (a)	216		223
Freddie Mac Pool #G06459 5.00% 5/1/2041 (a)	446		459
Freddie Mac Pool #RB5145 2.00% 2/1/2042 (a)	601		521

263	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RB5154 2.50% 4/1/2042 (a)	USD8,660	$7,741
Freddie Mac Pool #Q15874 4.00% 2/1/2043 (a)	2	2
Freddie Mac Pool #Q17696 3.50% 4/1/2043 (a)	21	20
Freddie Mac Pool #Q19133 3.50% 6/1/2043 (a)	22	21
Freddie Mac Pool #Q23190 4.00% 11/1/2043 (a)	109	107
Freddie Mac Pool #Q28558 3.50% 9/1/2044 (a)	161	154
Freddie Mac Pool #760014 4.632% 8/1/2045 (a)(d)	202	203
Freddie Mac Pool #Q47615 3.50% 4/1/2047 (a)	41	38
Freddie Mac Pool #Q52069 3.50% 11/1/2047 (a)	58	55
Freddie Mac Pool #SD0470 4.00% 11/1/2047 (a)	5,483	5,288
Freddie Mac Pool #Q54701 3.50% 3/1/2048 (a)	39	37
Freddie Mac Pool #Q54709 3.50% 3/1/2048 (a)	39	37
Freddie Mac Pool #Q54700 3.50% 3/1/2048 (a)	32	30
Freddie Mac Pool #Q54781 3.50% 3/1/2048 (a)	24	23
Freddie Mac Pool #Q54782 3.50% 3/1/2048 (a)	19	18
Freddie Mac Pool #Q54699 3.50% 3/1/2048 (a)	16	16
Freddie Mac Pool #Q54831 3.50% 3/1/2048 (a)	11	11
Freddie Mac Pool #Q54698 3.50% 3/1/2048 (a)	11	10
Freddie Mac Pool #G67711 4.00% 3/1/2048 (a)	686	666
Freddie Mac Pool #Q55971 4.00% 5/1/2048 (a)	38	37
Freddie Mac Pool #Q56175 4.00% 5/1/2048 (a)	32	31
Freddie Mac Pool #Q56590 3.50% 6/1/2048 (a)	21	20
Freddie Mac Pool #Q56589 3.50% 6/1/2048 (a)	12	12
Freddie Mac Pool #Q56599 4.00% 6/1/2048 (a)	63	62
Freddie Mac Pool #ZT2265 4.00% 8/1/2048 (a)	5,121	4,951
Freddie Mac Pool #Q58411 4.50% 9/1/2048 (a)	156	156
Freddie Mac Pool #Q58436 4.50% 9/1/2048 (a)	74	73
Freddie Mac Pool #Q58378 4.50% 9/1/2048 (a)	50	49
Freddie Mac Pool #ZT0522 4.50% 9/1/2048 (a)	16	16
Freddie Mac Pool #QA0284 3.50% 6/1/2049 (a)	123	117
Freddie Mac Pool #QA2748 3.50% 9/1/2049 (a)	36	34
Freddie Mac Pool #RA1463 3.50% 10/1/2049 (a)	290	275
Freddie Mac Pool #RA1580 3.50% 10/1/2049 (a)	151	143
Freddie Mac Pool #RA3384 3.00% 8/1/2050 (a)	23	21
Freddie Mac Pool #RA3576 2.00% 9/1/2050 (a)	1,329	1,079
Freddie Mac Pool #QB4847 2.50% 10/1/2050 (a)	28	24
Freddie Mac Pool #SD8106 2.00% 11/1/2050 (a)	1,136	928
Freddie Mac Pool #RA3987 2.50% 11/1/2050 (a)	1,713	1,467
Freddie Mac Pool #SD8128 2.00% 2/1/2051 (a)	31	25
Freddie Mac Pool #RA4528 2.50% 2/1/2051 (a)	713	605
Freddie Mac Pool #SD8134 2.00% 3/1/2051 (a)	51	42
Freddie Mac Pool #RA5288 2.00% 5/1/2051 (a)	1,974	1,620
Freddie Mac Pool #RA5155 2.00% 5/1/2051 (a)	895	724
Freddie Mac Pool #SD7544 3.00% 7/1/2051 (a)	127	115
Freddie Mac Pool #SD0726 2.50% 10/1/2051 (a)	7,920	6,839
Freddie Mac Pool #RA6406 2.00% 11/1/2051 (a)	398	325
Freddie Mac Pool #SD1385 2.50% 11/1/2051 (a)	418	362
Freddie Mac Pool #QD3226 2.50% 12/1/2051 (a)	952	806
Freddie Mac Pool #QD3619 2.50% 12/1/2051 (a)	104	88
Freddie Mac Pool #SD7552 2.50% 1/1/2052 (a)	259	224
Freddie Mac Pool #SD0813 3.00% 1/1/2052 (a)	121	109
Freddie Mac Pool #RA6816 2.00% 2/1/2052 (a)	4,455	3,606
Freddie Mac Pool #RA6771 2.00% 2/1/2052 (a)	2,324	1,881
Freddie Mac Pool #QD7967 2.00% 2/1/2052 (a)	293	237
Freddie Mac Pool #SD0873 3.50% 2/1/2052 (a)	7,547	7,088
Freddie Mac Pool #QD7089 3.50% 2/1/2052 (a)	147	137
Freddie Mac Pool #SD5745 2.00% 3/1/2052 (a)	327	264
Freddie Mac Pool #QE1079 3.50% 4/1/2052 (a)	104	97
Freddie Mac Pool #QD9477 4.00% 4/1/2052 (a)	325	309
Freddie Mac Pool #QE2352 2.50% 5/1/2052 (a)	801	681

American Funds Insurance Series	264

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #8D0226 2.544% 5/1/2052 (a)(d)	USD412	$383
Freddie Mac Pool #SD8213 3.00% 5/1/2052 (a)	7,491	6,653
Freddie Mac Pool #QE1489 3.50% 5/1/2052 (a)	1,238	1,148
Freddie Mac Pool #QE3999 3.50% 5/1/2052 (a)	410	380
Freddie Mac Pool #QE4044 2.50% 6/1/2052 (a)	328	278
Freddie Mac Pool #SD6203 3.00% 6/1/2052 (a)	262	232
Freddie Mac Pool #RA7258 3.50% 6/1/2052 (a)	36	34
Freddie Mac Pool #SL2621 2.50% 7/1/2052 (a)	2,028	1,717
Freddie Mac Pool #SD8225 3.00% 7/1/2052 (a)	3,100	2,749
Freddie Mac Pool #RA7572 3.00% 8/1/2052 (a)	48	43
Freddie Mac Pool #SD4554 4.00% 8/1/2052 (a)	135	128
Freddie Mac Pool #QE8579 4.50% 8/1/2052 (a)	180	177
Freddie Mac Pool #QE8282 5.00% 8/1/2052 (a)	781	782
Freddie Mac Pool #QE7647 5.00% 8/1/2052 (a)	45	45
Freddie Mac Pool #SD1496 5.00% 8/1/2052 (a)	36	37
Freddie Mac Pool #QF0212 4.50% 9/1/2052 (a)	792	777
Freddie Mac Pool #QE9497 4.50% 9/1/2052 (a)	185	182
Freddie Mac Pool #SD1608 4.50% 9/1/2052 (a)	116	114
Freddie Mac Pool #RA7938 5.00% 9/1/2052 (a)	8,774	8,809
Freddie Mac Pool #SD3782 4.50% 10/1/2052 (a)	3,051	2,992
Freddie Mac Pool #SD2465 4.50% 10/1/2052 (a)	78	77
Freddie Mac Pool #SD1895 4.50% 11/1/2052 (a)	947	943
Freddie Mac Pool #QF2560 4.50% 11/1/2052 (a)	698	687
Freddie Mac Pool #SD2948 5.50% 11/1/2052 (a)	1,823	1,856
Freddie Mac Pool #SD8281 6.50% 12/1/2052 (a)	3,737	3,900
Freddie Mac Pool #SD8320 3.00% 2/1/2053 (a)	663	588
Freddie Mac Pool #SD8316 5.50% 4/1/2053 (a)	799	813
Freddie Mac Pool #QG1653 6.00% 4/1/2053 (a)	744	767
Freddie Mac Pool #QG0259 6.00% 4/1/2053 (a)	409	422
Freddie Mac Pool #RA8647 4.50% 5/1/2053 (a)	79	78
Freddie Mac Pool #SD8324 5.50% 5/1/2053 (a)	712	725
Freddie Mac Pool #SD3369 5.50% 5/1/2053 (a)	457	464
Freddie Mac Pool #SD8325 6.00% 5/1/2053 (a)	3,287	3,388
Freddie Mac Pool #QG3763 6.00% 5/1/2053 (a)	1,519	1,568
Freddie Mac Pool #SD2979 6.50% 5/1/2053 (a)	213	225
Freddie Mac Pool #SD8331 5.50% 6/1/2053 (a)	1,346	1,369
Freddie Mac Pool #SD8332 6.00% 6/1/2053 (a)	12,863	13,257
Freddie Mac Pool #SD3175 6.00% 6/1/2053 (a)	3,429	3,532
Freddie Mac Pool #SD3083 6.00% 6/1/2053 (a)	1,797	1,852
Freddie Mac Pool #QG5227 6.00% 6/1/2053 (a)	748	771
Freddie Mac Pool #RA9279 6.00% 6/1/2053 (a)	371	386
Freddie Mac Pool #RA9283 6.00% 6/1/2053 (a)	336	347
Freddie Mac Pool #RA9281 6.00% 6/1/2053 (a)	219	227
Freddie Mac Pool #RA9284 6.00% 6/1/2053 (a)	186	194
Freddie Mac Pool #RA9294 6.50% 6/1/2053 (a)	1,797	1,881
Freddie Mac Pool #RA9292 6.50% 6/1/2053 (a)	1,557	1,632
Freddie Mac Pool #RA9288 6.50% 6/1/2053 (a)	1,477	1,560
Freddie Mac Pool #RA9289 6.50% 6/1/2053 (a)	1,453	1,532
Freddie Mac Pool #RA9287 6.50% 6/1/2053 (a)	1,018	1,076
Freddie Mac Pool #RA9290 6.50% 6/1/2053 (a)	817	860
Freddie Mac Pool #RA9291 6.50% 6/1/2053 (a)	494	515
Freddie Mac Pool #RA9295 6.50% 6/1/2053 (a)	462	493
Freddie Mac Pool #SD8342 5.50% 7/1/2053 (a)	15,782	16,058
Freddie Mac Pool #SD3386 5.50% 7/1/2053 (a)	569	580
Freddie Mac Pool #SD8343 6.00% 7/1/2053 (a)	16,252	16,745
Freddie Mac Pool #SD8350 6.00% 8/1/2053 (a)	17,343	17,848
Freddie Mac Pool #SD8362 5.50% 9/1/2053 (a)	670	681
Freddie Mac Pool #SD3857 6.00% 9/1/2053 (a)	34,942	35,984
Freddie Mac Pool #RA9857 6.00% 9/1/2053 (a)	1,977	2,036
Freddie Mac Pool #SD3825 6.50% 9/1/2053 (a)	72	75

265	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SL2623 3.00% 10/1/2053 (a)	USD2,099	$1,859
Freddie Mac Pool #SD4053 6.00% 10/1/2053 (a)	4,342	4,473
Freddie Mac Pool #SD8370 4.50% 11/1/2053 (a)	686	671
Freddie Mac Pool #SD8372 5.50% 11/1/2053 (a)	2,949	2,993
Freddie Mac Pool #SD4318 6.50% 11/1/2053 (a)	9,504	9,972
Freddie Mac Pool #SD8374 6.50% 11/1/2053 (a)	32	33
Freddie Mac Pool #SD8395 5.50% 1/1/2054 (a)	1,820	1,849
Freddie Mac Pool #RJ0854 6.50% 1/1/2054 (a)	340	355
Freddie Mac Pool #QI0100 4.00% 2/1/2054 (a)	157	149
Freddie Mac Pool #SD8401 5.50% 2/1/2054 (a)	861	875
Freddie Mac Pool #SD4894 6.00% 2/1/2054 (a)	3,774	3,911
Freddie Mac Pool #SD4975 6.00% 2/1/2054 (a)	172	177
Freddie Mac Pool #SL2362 6.50% 2/1/2054 (a)	4,620	4,858
Freddie Mac Pool #SD8408 5.50% 3/1/2054 (a)	461	468
Freddie Mac Pool #RJ1216 5.50% 4/1/2054 (a)	526	537
Freddie Mac Pool #RJ1215 5.50% 4/1/2054 (a)	93	94
Freddie Mac Pool #QI2895 6.00% 4/1/2054 (a)	490	509
Freddie Mac Pool #RJ1448 5.50% 5/1/2054 (a)	478	485
Freddie Mac Pool #SD8432 6.00% 5/1/2054 (a)	66	68
Freddie Mac Pool #SD5404 6.50% 5/1/2054 (a)	2,108	2,207
Freddie Mac Pool #RJ1535 6.50% 5/1/2054 (a)	1,019	1,071
Freddie Mac Pool #RJ1779 6.00% 6/1/2054 (a)	11,156	11,596
Freddie Mac Pool #SD8439 6.00% 6/1/2054 (a)	1	1
Freddie Mac Pool #RJ1792 6.50% 6/1/2054 (a)	2,477	2,609
Freddie Mac Pool #RJ1726 6.50% 6/1/2054 (a)	932	976
Freddie Mac Pool #RJ1725 6.50% 6/1/2054 (a)	582	614
Freddie Mac Pool #SD5949 6.00% 7/1/2054 (a)	7,350	7,575
Freddie Mac Pool #QI8874 6.00% 7/1/2054 (a)	2,780	2,867
Freddie Mac Pool #SD5813 6.00% 7/1/2054 (a)	215	221
Freddie Mac Pool #RJ1986 6.50% 7/1/2054 (a)	5,542	5,770
Freddie Mac Pool #SD8448 6.50% 7/1/2054 (a)	2,052	2,133
Freddie Mac Pool #SD6286 5.50% 8/1/2054 (a)	3,847	3,932
Freddie Mac Pool #SD8453 5.50% 8/1/2054 (a)	906	919
Freddie Mac Pool #RJ2210 6.00% 8/1/2054 (a)	2,900	2,985
Freddie Mac Pool #RJ2216 6.00% 8/1/2054 (a)	1,336	1,377
Freddie Mac Pool #SD6029 6.00% 8/1/2054 (a)	137	141
Freddie Mac Pool #SD8454 6.00% 8/1/2054 (a)	76	78
Freddie Mac Pool #QJ3296 6.00% 8/1/2054 (a)	51	53
Freddie Mac Pool #SD8455 6.50% 8/1/2054 (a)	4,317	4,487
Freddie Mac Pool #RJ2222 6.50% 8/1/2054 (a)	3,489	3,652
Freddie Mac Pool #QJ4811 5.50% 9/1/2054 (a)	673	683
Freddie Mac Pool #RJ2314 6.00% 9/1/2054 (a)	470	485
Freddie Mac Pool #RJ2312 6.00% 9/1/2054 (a)	245	253
Freddie Mac Pool #RJ2308 6.00% 9/1/2054 (a)	232	242
Freddie Mac Pool #RJ2306 6.00% 9/1/2054 (a)	225	235
Freddie Mac Pool #RJ2309 6.00% 9/1/2054 (a)	138	142
Freddie Mac Pool #SD6288 6.50% 9/1/2054 (a)	4,396	4,620
Freddie Mac Pool #SD8464 6.50% 9/1/2054 (a)	1,520	1,580
Freddie Mac Pool #SL2445 6.50% 9/1/2054 (a)	1,245	1,301
Freddie Mac Pool #SD8469 5.50% 10/1/2054 (a)	3	3
Freddie Mac Pool #SD8475 5.50% 11/1/2054 (a)	379	384
Freddie Mac Pool #SD8493 5.50% 12/1/2054 (a)	3	3
Freddie Mac Pool #RJ3240 6.00% 1/1/2055 (a)	3,591	3,719
Freddie Mac Pool #SD8496 6.00% 1/1/2055 (a)	3,112	3,197
Freddie Mac Pool #RJ3301 6.00% 1/1/2055 (a)	1,422	1,480
Freddie Mac Pool #RJ3305 6.00% 1/1/2055 (a)	1,033	1,071
Freddie Mac Pool #SL2928 7.00% 1/1/2055 (a)	1,444	1,520
Freddie Mac Pool #SD8507 6.00% 2/1/2055 (a)	2,201	2,261
Freddie Mac Pool #SD8515 5.50% 3/1/2055 (a)	5	6
Freddie Mac Pool #SD8516 6.00% 3/1/2055 (a)	1,301	1,336

American Funds Insurance Series	266

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SL0673 6.50% 3/1/2055 (a)	USD4,423	$4,646
Freddie Mac Pool #SD8517 6.50% 3/1/2055 (a)	1,003	1,042
Freddie Mac Pool #QY0582 4.00% 4/1/2055 (a)	808	767
Freddie Mac Pool #SD8524 5.50% 4/1/2055 (a)	213	216
Freddie Mac Pool #SD8525 6.00% 4/1/2055 (a)	378	388
Freddie Mac Pool #QY1898 7.00% 4/1/2055 (a)	622	661
Freddie Mac Pool #SD8534 6.00% 5/1/2055 (a)	348	357
Freddie Mac Pool #RQ0012 5.00% 6/1/2055 (a)	649	648
Freddie Mac Pool #RQ0015 6.50% 6/1/2055 (a)	8,713	9,057
Freddie Mac Pool #RQ0027 5.50% 7/1/2055 (a)	2,767	2,807
Freddie Mac Pool #RQ0028 6.00% 7/1/2055 (a)	1,223	1,257
Freddie Mac Pool #SL2625 6.50% 7/1/2055 (a)	4,638	4,821
Freddie Mac Pool #RQ0041 6.00% 8/1/2055 (a)	631	648
Freddie Mac Pool #SL2781 6.50% 9/1/2055 (a)	2,776	2,914
Freddie Mac Pool #SL2647 6.50% 9/1/2055 (a)	1,752	1,841
Freddie Mac Pool #QZ5542 3.50% 10/1/2055 (a)	526	488
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030 (a)	3,875	3,932
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056 (a)	3,332	3,184
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056 (a)	704	622
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056 (a)	283	255
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056 (a)	3,410	3,239
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056 (a)(d)	3,022	2,885
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057 (a)	764	664
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057 (a)(d)	1,062	971
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057 (a)(d)	324	318
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057 (a)	3,378	3,042
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058 (a)	386	377
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/25/2058 (a)	590	529
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/26/2058 (a)	1,453	1,417
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058 (a)	316	284
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059 (a)	1,257	1,185
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028 (a)	12,897	12,705
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029 (a)	3,267	3,108
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030 (a)	933	868
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030 (a)	435	392
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032 (a)	3,198	3,120
Government National Mortgage Assn. 5.00% 1/1/2056 (a)(e)	5	5
Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038 (a)	55	58
Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038 (a)	11	11
Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038 (a)	113	122
Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038 (a)	25	26
Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039 (a)	113	117
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039 (a)	60	64
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040 (a)	1,653	1,712
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041 (a)	602	615
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041 (a)	392	388
Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042 (a)	14	13
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050 (a)	734	609
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050 (a)	643	533
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051 (a)	4,304	3,676
Government National Mortgage Assn. Pool #MA7534 2.50% 8/20/2051 (a)	1,863	1,609
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051 (a)	593	508
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051 (a)	3,352	2,857
Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052 (a)	78	67
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052 (a)	2,855	2,459
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052 (a)	1,472	1,273
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052 (a)	896	774
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052 (a)	707	606
Government National Mortgage Assn. Pool #MA7937 3.00% 3/20/2052 (a)	224	202
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052 (a)	827	714

267	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA7988 3.00% 4/20/2052 (a)	USD176	$158
Government National Mortgage Assn. Pool #MA8044 3.50% 5/20/2052 (a)	2,004	1,847
Government National Mortgage Assn. Pool #MA8199 3.50% 8/20/2052 (a)	620	568
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052 (a)	3,811	3,522
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052 (a)	291	277
Government National Mortgage Assn. Pool #MA8567 4.00% 1/20/2053 (a)	401	382
Government National Mortgage Assn. Pool #MA8723 4.00% 3/20/2053 (a)	199	190
Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053 (a)	50	50
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053 (a)	4,091	4,008
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053 (a)	2,634	2,581
Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053 (a)	1,116	1,091
Government National Mortgage Assn. Pool #MA9776 4.00% 7/20/2054 (a)	4,323	4,109
Government National Mortgage Assn. Pool #MB0024 4.50% 11/20/2054 (a)	1,352	1,319
Government National Mortgage Assn. Pool #MB0205 5.50% 2/20/2055 (a)	484	490
Government National Mortgage Assn. Pool #MB0424 5.50% 6/20/2055 (a)	989	999
Government National Mortgage Assn. Pool #MB0485 5.50% 7/20/2055 (a)	343	346
Government National Mortgage Assn. Pool #MB0742 3.50% 11/20/2055 (a)	928	845
Government National Mortgage Assn. Pool #MB0810 3.50% 12/20/2055 (a)	484	440
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063 (a)	418	312
Uniform Mortgage-Backed Security 2.00% 1/1/2041 (a)(e)	1,115	1,033
Uniform Mortgage-Backed Security 4.00% 1/1/2041 (a)(e)	920	908
Uniform Mortgage-Backed Security 5.00% 1/1/2041 (a)(e)	780	790
Uniform Mortgage-Backed Security 2.00% 1/1/2056 (a)(e)	16,198	13,097
Uniform Mortgage-Backed Security 3.50% 1/1/2056 (a)(e)	119	110
Uniform Mortgage-Backed Security 4.50% 1/1/2056 (a)(e)	1,999	1,951
Uniform Mortgage-Backed Security 5.50% 1/1/2056 (a)(e)	6,284	6,373
Uniform Mortgage-Backed Security 6.00% 1/1/2056 (a)(e)	18,724	19,228
Uniform Mortgage-Backed Security 6.50% 1/1/2056 (a)(e)	6,031	6,268
Uniform Mortgage-Backed Security 3.50% 2/1/2056 (a)(e)	7,168	6,605

Total mortgage-backed obligations		816,712

U.S. Treasury bonds & notes 40.76%

U.S. Treasury 36.84%
U.S. Treasury 4.25% 1/31/2026	5,535	5,536
U.S. Treasury 4.625% 2/28/2026	9,375	9,388
U.S. Treasury 4.625% 3/15/2026	11,050	11,072
U.S. Treasury 4.50% 3/31/2026	1,435	1,438
U.S. Treasury 4.875% 4/30/2026	35,525	35,676
U.S. Treasury 0.875% 6/30/2026	2,065	2,038
U.S. Treasury 4.50% 7/15/2026	10,366	10,422
U.S. Treasury 4.375% 7/31/2026	25,795	25,919
U.S. Treasury 4.625% 9/15/2026	10,209	10,285
U.S. Treasury 3.50% 9/30/2026	11,100	11,094
U.S. Treasury 3.875% 3/31/2027	23,000	23,100
U.S. Treasury 4.50% 4/15/2027	30,000	30,371
U.S. Treasury 0.50% 4/30/2027	1,250	1,202
U.S. Treasury 2.625% 5/31/2027	2,290	2,263
U.S. Treasury 3.75% 6/30/2027	33,220	33,348
U.S. Treasury 3.875% 7/31/2027	10,000	10,059
U.S. Treasury 3.75% 8/15/2027	5,043	5,064
U.S. Treasury 3.625% 8/31/2027	2,945	2,951
U.S. Treasury 3.375% 11/30/2027	600	599
U.S. Treasury 4.25% 2/15/2028 (f)	48,655	49,404
U.S. Treasury 3.625% 5/31/2028	14,850	14,890
U.S. Treasury 1.25% 6/30/2028	3,325	3,147
U.S. Treasury 4.00% 6/30/2028	6,907	6,988
U.S. Treasury 1.00% 7/31/2028	970	910
U.S. Treasury 4.125% 7/31/2028	17,685	17,950
U.S. Treasury 3.50% 11/15/2028	410	410

American Funds Insurance Series	268

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury (continued)
U.S. Treasury 2.625% 2/15/2029	USD3,270	$3,180
U.S. Treasury 4.50% 5/31/2029	825	849
U.S. Treasury 2.625% 7/31/2029	9,309	9,006
U.S. Treasury 4.00% 7/31/2029	15,070	15,268
U.S. Treasury 4.125% 10/31/2029	4,800	4,883
U.S. Treasury 4.125% 11/30/2029	10,200	10,377
U.S. Treasury 4.375% 12/31/2029	23,475	24,106
U.S. Treasury 4.00% 2/28/2030	11,270	11,415
U.S. Treasury 4.00% 3/31/2030	15,000	15,193
U.S. Treasury 3.75% 6/30/2030	17,030	17,075
U.S. Treasury 3.875% 6/30/2030	6,000	6,046
U.S. Treasury 4.00% 7/31/2030	1,185	1,200
U.S. Treasury 4.625% 9/30/2030	1,290	1,341
U.S. Treasury 4.875% 10/31/2030	625	657
U.S. Treasury 3.50% 11/30/2030	505	500
U.S. Treasury 4.25% 6/30/2031	9,625	9,847
U.S. Treasury 4.125% 11/30/2031	3,240	3,290
U.S. Treasury 4.125% 2/29/2032	9,305	9,440
U.S. Treasury 4.125% 3/31/2032	3,000	3,043
U.S. Treasury 4.125% 5/31/2032	10,295	10,435
U.S. Treasury 4.00% 6/30/2032	16,910	17,018
U.S. Treasury 2.75% 8/15/2032	8,095	7,550
U.S. Treasury 3.75% 11/30/2032	4,075	4,030
U.S. Treasury 3.875% 8/15/2033	3,180	3,156
U.S. Treasury 4.375% 5/15/2034	1,687	1,726
U.S. Treasury 3.875% 8/15/2034	1,970	1,941
U.S. Treasury 4.25% 11/15/2034	1,790	1,810
U.S. Treasury 4.625% 2/15/2035	5,000	5,194
U.S. Treasury 4.25% 5/15/2035	1,800	1,816
U.S. Treasury 4.25% 8/15/2035	5,315	5,357
U.S. Treasury 4.00% 11/15/2035	285	281
U.S. Treasury 4.50% 8/15/2039	13,655	13,699
U.S. Treasury 4.625% 2/15/2040	90	91
U.S. Treasury, interest only, 0% 11/15/2040	1,110	545
U.S. Treasury 1.375% 11/15/2040	1,945	1,265
U.S. Treasury 3.875% 5/15/2043	820	737
U.S. Treasury 4.375% 8/15/2043	40	38
U.S. Treasury 4.50% 2/15/2044	3,780	3,663
U.S. Treasury 4.125% 8/15/2044	11,760	10,810
U.S. Treasury 2.50% 2/15/2045	4,850	3,441
U.S. Treasury 5.00% 5/15/2045	8,955	9,207
U.S. Treasury 4.625% 11/15/2045	180	176
U.S. Treasury 2.50% 2/15/2046	3,900	2,720
U.S. Treasury 2.50% 5/15/2046	1,585	1,101
U.S. Treasury 2.875% 11/15/2046	2,700	1,997
U.S. Treasury 3.00% 8/15/2048	750	556
U.S. Treasury 2.375% 11/15/2049	1,435	924
U.S. Treasury 1.25% 5/15/2050	14,825	7,117
U.S. Treasury 1.375% 8/15/2050	4,330	2,135
U.S. Treasury 1.625% 11/15/2050	35,205	18,533
U.S. Treasury 1.875% 2/15/2051	5,892	3,301
U.S. Treasury 2.375% 5/15/2051	6,280	3,968
U.S. Treasury 2.00% 8/15/2051	5,226	3,001
U.S. Treasury 1.875% 11/15/2051	3,164	1,754
U.S. Treasury 3.00% 8/15/2052	895	643
U.S. Treasury 4.00% 11/15/2052	1,849	1,607
U.S. Treasury 4.75% 11/15/2053	205	202
U.S. Treasury 4.25% 2/15/2054	11,130	10,086
U.S. Treasury 4.625% 5/15/2054	3,165	3,054
U.S. Treasury 4.25% 8/15/2054	50	45

269	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury (continued)
U.S. Treasury 4.625% 2/15/2055		USD7,370	$7,115
U.S. Treasury 4.75% 8/15/2055 (f)		27,230	26,830
U.S. Treasury 4.625% 11/15/2055		19,425	18,754

			691,669

U.S. Treasury inflation-protected securities 3.92%
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026 (g)		9,620	9,533
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027 (g)		2,960	2,907
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2029 (g)		37,322	37,704
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031 (g)		1,093	1,014
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032 (g)		3,399	3,107
U.S. Treasury Inflation-Protected Security 1.875% 7/15/2034 (g)		7,377	7,411
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041 (g)		141	138
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042 (g)		1,506	1,173
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043 (g)		1,756	1,308
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049 (g)		323	233
U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050 (g)		368	212
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051 (g)		144	78
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2054 (g)		456	410
U.S. Treasury Inflation-Protected Security 2.375% 2/15/2055 (g)		8,752	8,308

			73,536

Total U.S. Treasury bonds & notes			765,205

Federal agency bonds & notes 2.60%

Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026		46	46
Federal Home Loan Bank 3.25% 11/16/2028		6,500	6,462
Federal Home Loan Bank 5.50% 7/15/2036		300	329
Federal National Mortgage Association 7.125% 1/15/2030		2,000	2,258
Private Export Funding Corp. 1.40% 7/15/2028		3,000	2,840
Tennessee Valley Authority 2.875% 2/1/2027		5,000	4,966
Tennessee Valley Authority 4.875% 5/15/2035		2,445	2,525
Tennessee Valley Authority 4.65% 6/15/2035		1,780	1,811
Tennessee Valley Authority 5.88% 4/1/2036		875	980
Tennessee Valley Authority, Series A, 4.625% 9/15/2060		250	223
Tennessee Valley Authority, Southaven Combined Cycle Generation, LLC, 3.846% 8/15/2033		660	639
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026		645	657
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026		2,200	2,188
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027		10,250	10,131
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028		3,064	3,029
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029		2,020	1,987
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030		1,773	1,726
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031		2,074	1,998
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032		2,167	2,056
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033		1,639	1,545
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034		330	308

			48,704

Total bonds, notes & other debt instruments (cost: $1,653,043,000)			1,630,621

Short-term securities 15.36%	Weighted average yield at acquisition

Commercial paper 8.81%

Apple, Inc. 1/15/2026 (c)	3.650%	15,000	14,977
CAFCO, LLC 1/14/2026 (c)	4.040	10,000	9,985

American Funds Insurance Series	270

U.S. Government Securities Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Commercial paper (continued)

Chevron Corp. 2/3/2026 (c)	3.760%	USD12,300	$12,258
Desjardins Group 2/27/2026 (c)	3.750	12,500	12,425
Exxon Asset Management Co. 3/31/2026	3.820	19,510	19,332
Linde, Inc. 1/20/2026	3.660	9,400	9,381
Novartis Finance Corp. 1/2/2026 (c)	3.660	10,000	9,998
Oversea-Chinese Banking Corp., Ltd. 1/26/2026 (c)	3.740	7,000	6,981
Procter & Gamble Co. 1/23/2026 (c)	3.900	10,000	9,977
Procter & Gamble Co. 3/4/2026 (c)	3.750	10,000	9,936
Prudential Funding, LLC 1/9/2026	3.700	20,000	19,982
TOTAL Holdings USA, Inc. 1/5/2026 (c)	3.715	15,000	14,992
Wal-Mart Stores, Inc. 1/14/2026 (c)	3.630	15,200	15,178

			165,402

Bonds & notes of governments & government agencies outside the U.S. 2.58%

Alberta (Province of) 2/12/2026 (c)	3.770	10,100	10,056
KfW 1/7/2026 (c)	3.700	13,000	12,991
Ontario (Province of) 2/6/2026	3.770	25,600	25,501

			48,548

Federal agency bills & notes 3.97%

Federal Farm Credit Banks 2/20/2026	3.580	30,500	30,353
Federal Home Loan Bank 1/2/2026	3.500	14,364	14,364
Federal Home Loan Bank 1/23/2026	3.842	11,960	11,935
Federal Home Loan Bank 2/25/2026	3.725	17,900	17,805

Total short-term securities (cost: $288,397,000)			288,407

Options purchased (equity style) 0.01%

Options purchased (equity style)*			242

Total options purchased (equity style) (cost: $330,000)			242

Total investment securities 102.23% (cost: $1,941,770,000)			1,919,270
Total options written (equity style) † 0.00% (premium received: $102,000)			(81)
Other assets less liabilities (2.23)%			(41,841)

Net assets 100.00%			$1,877,348

*Options purchased (equity style)

Options on futures

Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2025 (000)
Call

3 Month SOFR Futures Option	2,426	3/13/2026	USD96.63	USD606,500	$242

271	American Funds Insurance Series

U.S. Government Securities Fund (continued)

†Options written (equity style)

Options on futures

Description	Number of contracts	Expiration date	Exercise price	Notional amount (000)	Value at 12/31/2025 (000)
Call

3 Month SOFR Futures Option	1,444	3/13/2026	USD96.81	USD(361,000)	$(81)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
30 Day Federal Funds Futures	Long	18	2/2/2026	USD7,228	$1
30 Day Federal Funds Futures	Long	443	3/2/2026	177,962	(25)
3 Month SOFR Futures	Long	3	6/17/2026	724	(4)
3 Month SOFR Futures	Long	26	9/16/2026	6,285	(6)
2 Year U.S. Treasury Note Futures	Long	5,852	4/6/2026	1,221,834	(293)
5 Year U.S. Treasury Note Futures	Long	2,936	4/6/2026	320,918	(856)
10 Year Ultra U.S. Treasury Note Futures	Short	253	3/31/2026	(29,099)	169
10 Year U.S. Treasury Note Futures	Short	1,099	3/31/2026	(123,569)	907
20 Year U.S. Treasury Bond Futures	Long	186	3/31/2026	21,500	(257)
30 Year Ultra U.S. Treasury Bond Futures	Long	447	3/31/2026	52,746	(850)

					$(1,214)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional amount (000)	Value at 12/31/2025 (000)		Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency	Expiration date

4.184%	Annual	SOFR	Annual	1/10/2026	USD11,198	$1		$–	$1
4.2035%	Annual	SOFR	Annual	1/10/2026	USD11,197	1		–	1
4.2045%	Annual	SOFR	Annual	1/10/2026	USD1,020	–	(b)	–	–	(b)
4.27%	Annual	SOFR	Annual	2/16/2026	USD9,621	6		–	6
4.265%	Annual	SOFR	Annual	2/16/2026	USD4,777	3		–	3
4.3035%	Annual	SOFR	Annual	2/17/2026	USD2,874	2		–	2
4.2515%	Annual	SOFR	Annual	2/17/2026	USD2,847	2		–	2
4.2675%	Annual	SOFR	Annual	2/17/2026	USD2,771	2		–	2
4.3005%	Annual	SOFR	Annual	2/17/2026	USD1,989	1		–	1
4.288%	Annual	SOFR	Annual	2/17/2026	USD2,021	1		–	1
4.568%	Annual	SOFR	Annual	3/1/2026	USD27,000	34		–	34
4.56%	Annual	SOFR	Annual	3/1/2026	USD27,400	34		–	34
4.6275%	Annual	SOFR	Annual	3/20/2026	USD49,370	89		–	89
4.9005%	Annual	SOFR	Annual	4/17/2026	USD14,100	46		–	46
4.815%	Annual	SOFR	Annual	5/6/2026	USD31,500	116		–	116
4.723%	Annual	SOFR	Annual	5/7/2026	USD30,490	103		–	103
4.659%	Annual	SOFR	Annual	5/17/2026	USD45,400	159		–	159
SOFR	Annual	4.528%	Annual	6/18/2026	USD2,700	(10)		–		(10)

American Funds Insurance Series	272

U.S. Government Securities Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency

U.S. Urban CPI	At maturity	2.12%	At maturity	12/22/2026	USD5,735	$8	$–	$8
3.535%	Annual	SOFR	Annual	1/23/2027	USD13,000	16	–	16
3.5405%	Annual	SOFR	Annual	1/23/2027	USD12,100	15	–	15
3.53%	Annual	SOFR	Annual	1/23/2027	USD7,300	8	–	8
SOFR	Annual	4.186%	Annual	2/18/2027	USD54,150	(467)	–	(467)
3.7645%	Annual	SOFR	Annual	2/20/2027	USD23,600	95	–	95
3.761%	Annual	SOFR	Annual	2/20/2027	USD11,800	47	–	47
4.5895%	Annual	SOFR	Annual	5/6/2027	USD22,710	361	–	361
SOFR	Annual	3.2465%	Annual	9/15/2027	USD16,600	19	–	19
SOFR	Annual	3.249%	Annual	9/15/2027	USD16,690	19	–	19
3.45%	Annual	SOFR	Annual	2/1/2028	USD12,500	36	–	36
3.47%	Annual	SOFR	Annual	2/2/2028	USD11,600	38	–	38
3.6475%	Annual	SOFR	Annual	2/27/2028	USD19,700	143	–	143
SOFR	Annual	3.528%	Annual	1/29/2030	USD4,000	(19)	–	(19)
SOFR	Annual	3.529%	Annual	1/29/2030	USD4,800	(23)	–	(23)
SOFR	Annual	3.5485%	Annual	1/29/2030	USD5,200	(29)	–	(29)
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	USD49,000	5,455	–	5,455
3.18%	Annual	SOFR	Annual	4/17/2030	USD2,600	(25)	–	(25)
3.275%	Annual	SOFR	Annual	4/18/2030	USD2,600	(15)	–	(15)
3.353%	Annual	SOFR	Annual	4/19/2030	USD2,600	(7)	–	(7)
3.342%	Annual	SOFR	Annual	4/19/2030	USD2,600	(8)	–	(8)
3.344%	Annual	SOFR	Annual	4/20/2030	USD2,600	(8)	–	(8)
3.128%	Annual	SOFR	Annual	4/28/2030	USD2,600	(31)	–	(31)
3.285%	Annual	SOFR	Annual	5/1/2030	USD2,500	(14)	–	(14)
3.259%	Annual	SOFR	Annual	5/1/2030	USD2,600	(17)	–	(17)
3.186%	Annual	SOFR	Annual	5/9/2030	USD2,600	(25)	–	(25)
3.215%	Annual	SOFR	Annual	5/10/2030	USD2,500	(21)	–	(21)
3.29%	Annual	SOFR	Annual	5/19/2030	USD3,100	(17)	–	(17)
SOFR	Annual	3.3615%	Annual	5/31/2030	USD15,320	38	–	38
3.31%	Annual	SOFR	Annual	6/9/2030	USD26,800	(132)	–	(132)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	USD15,500	1,909	–	1,909
3.488%	Annual	SOFR	Annual	6/17/2031	USD6,316	1	–	1
3.43574%	Annual	SOFR	Annual	6/17/2031	USD7,364	(16)	–	(16)
SOFR	Annual	3.326%	Annual	9/19/2032	USD10,880	172	–	172
SOFR	Annual	3.4225%	Annual	9/22/2032	USD10,938	110	–	110
SOFR	Annual	4.1615%	Annual	5/15/2033	USD330	(11)	–	(11)
SOFR	Annual	4.15%	Annual	5/15/2033	USD880	(29)	–	(29)
4.0135%	Annual	SOFR	Annual	8/21/2033	USD1,185	28	–	28
SOFR	Annual	3.6025%	Annual	1/8/2034	USD4,655	24	–	24
SOFR	Annual	3.7175%	Annual	8/8/2035	USD1,180	6	–	6
SOFR	Annual	3.6965%	Annual	11/5/2035	USD2,870	23	–	23
SOFR	Annual	3.79168%	Annual	6/17/2036	USD8,076	33	–	33
SOFR	Annual	3.801%	Annual	6/17/2036	USD6,989	23	–	23
SOFR	Annual	3.175%	Annual	2/1/2038	USD16,000	1,118	–	1,118
3.065%	Annual	SOFR	Annual	4/7/2040	USD12,300	(1,298)	–	(1,298)
3.616%	Annual	SOFR	Annual	8/5/2044	USD5,600	(393)	–	(393)
3.561%	Annual	SOFR	Annual	8/9/2044	USD4,800	(372)	–	(372)
SOFR	Annual	3.9815%	Annual	11/6/2044	USD10,330	236	–	236
SOFR	Annual	3.045%	Annual	7/27/2050	USD3,600	640	–	640
SOFR	Annual	2.85282%	Annual	12/6/2052	USD540	117	–	117
SOFR	Annual	2.93542%	Annual	12/6/2052	USD550	112	–	112
SOFR	Annual	3.01413%	Annual	1/12/2053	USD1,402	268	–	268
SOFR	Annual	3.02%	Annual	1/12/2053	USD1,400	266	–	266

273	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2025 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2025 (000)
Rate	Payment frequency	Rate	Payment frequency

SOFR	Annual	2.974%	Annual	4/17/2053	USD800	$159	$–	$159
SOFR	Annual	3.044%	Annual	4/18/2053	USD800	150	–	150
SOFR	Annual	3.0875%	Annual	4/19/2053	USD800	144	–	144
SOFR	Annual	3.1035%	Annual	4/19/2053	USD800	142	–	142
SOFR	Annual	3.0895%	Annual	4/20/2053	USD800	144	–	144
SOFR	Annual	2.9405%	Annual	4/28/2053	USD800	163	–	163
SOFR	Annual	3.0535%	Annual	5/1/2053	USD1,600	297	–	297
SOFR	Annual	3.085%	Annual	5/9/2053	USD900	162	–	162
SOFR	Annual	3.1135%	Annual	5/10/2053	USD800	141	–	141
SOFR	Annual	3.1605%	Annual	5/19/2053	USD1,000	168	–	168
SOFR	Annual	3.6765%	Annual	2/20/2054	USD2,019	169	–	169
SOFR	Annual	3.6815%	Annual	2/20/2054	USD1,510	125	–	125
SOFR	Annual	3.7205%	Annual	2/21/2054	USD520	40	–	40
SOFR	Annual	3.47875%	Annual	8/5/2054	USD4,200	492	–	492
SOFR	Annual	3.415%	Annual	8/9/2054	USD3,700	473	–	473
4.13862%	Annual	SOFR	Annual	6/17/2056	USD1,957	(12)	–	(12)
4.097%	Annual	SOFR	Annual	6/17/2056	USD1,702	(23)	–	(23)

						$11,931	$–	$11,931

(a)	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(b)	Amount less than one thousand.
(c)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $140,672,000, which represented 7.49% of the net assets of the fund.

(d)

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

(e)	Represents securities transacted on a TBA basis.
(f)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $16,083,000, which represented 0.86% of the net assets of the fund.
(g)	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation(s)
Assn. = Association	SOFR = Secured Overnight Financing Rate
CPI = Consumer Price Index	TBA = To be announced
EFFR = Effective Federal Funds Rate	USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	274

Managed Risk Growth Fund

Investment portfolio December 31, 2025

Growth funds 84.99%	Shares	Value (000)

American Funds Insurance Series – Growth Fund, Class 1	3,046,065	$429,678

Total growth funds (cost: $297,224,000)		429,678

Fixed income funds 10.02%

American Funds Insurance Series – The Bond Fund of America, Class 1	5,324,267	50,687

Total fixed income funds (cost: $50,772,000)		50,687

Short-term securities 4.63%

State Street Institutional U.S. Government Money Market Fund - Premier Class 3.74% (a)	23,417,711	23,418

Total short-term securities (cost: $23,418,000)		23,418

Options purchased (equity style) 0.27%

Options purchased (equity style)*		1,328

Total options purchased (cost: $4,348,000)		1,328

Total investment securities 99.91% (cost: $375,762,000)		505,111
Other assets less liabilities 0.09%		468

Net assets 100.00%		$505,579

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2025 (000)
Put

S&P 500 Index	90	USD61,610	USD4,250.00	3/20/2026	$31
S&P 500 Index	415	284,088	4,275.00	3/20/2026	146
S&P 500 Index	10	6,846	4,375.00	3/20/2026	4
S&P 500 Index	25	17,114	4,500.00	3/20/2026	11
S&P 500 Index	25	17,114	4,650.00	3/20/2026	14
S&P 500 Index	15	10,268	4,750.00	3/20/2026	9
S&P 500 Index	10	6,846	4,775.00	3/20/2026	6
S&P 500 Index	20	13,691	4,825.00	3/20/2026	13
S&P 500 Index	25	17,114	4,850.00	3/20/2026	17
S&P 500 Index	20	13,691	4,900.00	3/20/2026	14
S&P 500 Index	10	6,846	4,625.00	6/18/2026	22
S&P 500 Index	325	222,479	4,700.00	6/18/2026	715
S&P 500 Index	10	6,846	4,750.00	6/18/2026	24
S&P 500 Index	75	51,341	4,825.00	6/18/2026	181
S&P 500 Index	20	13,691	4,850.00	6/18/2026	49
S&P 500 Index	10	6,846	5,000.00	6/18/2026	29
S&P 500 Index	10	6,846	4,775.00	9/18/2026	43

					$1,328

275	American Funds Insurance Series

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
S&P 500 E-mini Index Futures	Long	46	3/20/2026	USD15,853	$8

Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.99%
American Funds Insurance Series – Growth Fund, Class 1	$445,562	$116,262	$180,830	$70,206	$(21,522)	$429,678	$1,046	$34,295

Fixed income funds 10.02%
American Funds Insurance Series – The Bond Fund of America, Class 1	52,786	41,135	44,622	15	1,373	50,687	2,246	–

Total 95.01%				$70,221	$(20,149)	$480,365	$3,292	$34,295

(a)	Rate represents the seven-day yield at 12/31/2025.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	276

Managed Risk International Fund

Investment portfolio December 31, 2025

Growth funds 85.00%	Shares	Value (000)

American Funds Insurance Series – International Fund, Class 1	4,316,673	$96,391

Total growth funds (cost: $68,990,000)		96,391

Fixed income funds 9.99%

American Funds Insurance Series – The Bond Fund of America, Class 1	1,190,669	11,335

Total fixed income funds (cost: $11,379,000)		11,335

Short-term securities 4.79%

State Street Institutional U.S. Government Money Market Fund - Premier Class 3.74% (a)	5,428,105	5,428

Total short-term securities (cost: $5,428,000)		5,428

Options purchased (equity style) 0.23%

Options purchased (equity style)*		267

Total options purchased (cost: $774,000)		267

Total investment securities 100.01% (cost: $86,571,000)		113,421
Other assets less liabilities (0.01)%		(17)

Net assets 100.00%		$113,404

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2025 (000)
Put

iShares MSCI EAFE ETF	250	USD2,401	USD65.00	3/20/2026	$2
iShares MSCI EAFE ETF	4,900	47,055	70.00	3/20/2026	47
iShares MSCI EAFE ETF	2,600	24,968	72.00	3/20/2026	51
iShares MSCI EAFE ETF	125	1,200	74.00	3/20/2026	2
iShares MSCI EAFE ETF	300	2,881	75.00	3/20/2026	4
iShares MSCI EAFE ETF	200	1,921	76.00	3/20/2026	3
iShares MSCI EAFE ETF	2,425	23,287	70.00	6/18/2026	137
iShares MSCI EAFE ETF	450	4,321	75.00	6/18/2026	21

					$267

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
MSCI EAFE Index Futures	Long	21	3/20/2026	USD3,047	$13

277	American Funds Insurance Series

Managed Risk International Fund (continued)

Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth funds 85.00%
American Funds Insurance Series – International Fund, Class 1	$96,701	$11,326	$33,601	$6,644	$15,321	$96,391	$1,416	$–

Fixed income funds 9.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	11,472	6,653	7,132	89	253	11,335	495	–

Total 94.99%				$6,733	$15,574	$107,726	$1,911	$–

(a)	Rate represents the seven-day yield at 12/31/2025.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	278

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2025

Growth-and-income funds 85.06%	Shares	Value (000)

American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	14,745,796	$268,079

Total growth-and-income funds (cost: $198,932,000)		268,079

Fixed income funds 10.01%

American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,186,969	31,551

Total fixed income funds (cost: $31,563,000)		31,551

Short-term securities 4.67%

State Street Institutional U.S. Government Money Market Fund - Premier Class 3.74% (a)	14,703,653	14,704

Total short-term securities (cost: $14,704,000)		14,704

Options purchased (equity style) 0.20%

Options purchased (equity style)*		647

Total options purchased (cost: $2,471,000)		647

Total investment securities 99.94% (cost: $247,670,000)		314,981
Other assets less liabilities 0.06%		191

Net assets 100.00%		$315,172

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2025 (000)
Put

S&P 500 Index	15	USD10,268	USD4,175.00	3/20/2026	$5
S&P 500 Index	125	85,569	4,275.00	3/20/2026	44
S&P 500 Index	15	10,268	4,375.00	3/20/2026	6
S&P 500 Index	20	13,691	4,500.00	3/20/2026	9
S&P 500 Index	270	184,828	4,625.00	3/20/2026	135
S&P 500 Index	15	10,268	4,650.00	3/20/2026	8
S&P 500 Index	15	10,268	4,850.00	3/20/2026	10
S&P 500 Index	10	6,846	4,900.00	3/20/2026	7
S&P 500 Index	10	6,846	4,650.00	6/18/2026	22
S&P 500 Index	100	68,455	4,700.00	6/18/2026	220
S&P 500 Index	35	23,959	4,825.00	6/18/2026	85
S&P 500 Index	10	6,846	4,850.00	6/18/2026	24
S&P 500 Index	10	6,846	5,000.00	6/18/2026	29
S&P 500 Index	10	6,846	4,775.00	9/18/2026	43

					$647

279	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
S&P 500 E-mini Index Futures	Long	24	3/20/2026	USD8,271	$1

Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 85.06%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$273,106	$49,141	$75,666	$17,364	$4,134	$268,079	$4,236	$17,905

Fixed income funds 10.01%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	32,524	16,239	18,298	(161)	1,247	31,551	1,405	–

Total 95.07%				$17,203	$5,381	$299,630	$5,641	$17,905

(a)	Rate represents the seven-day yield at 12/31/2025.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	280

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2025

Growth-and-income funds 79.67%	Shares	Value (000)

American Funds Insurance Series – Growth-Income Fund, Class 1	24,608,461	$1,666,731

Total growth-and-income funds (cost: $1,348,887,000)		1,666,731

Fixed income funds 14.99%

American Funds Insurance Series – The Bond Fund of America, Class 1	32,944,468	313,631

Total fixed income funds (cost: $313,629,000)		313,631

Short-term securities 4.82%

State Street Institutional U.S. Government Money Market Fund - Premier Class 3.74% (a)	100,972,696	100,973

Total short-term securities (cost: $100,973,000)		100,973

Options purchased (equity style) 0.34%

Options purchased (equity style)*		7,071

Total options purchased (cost: $27,268,000)		7,071

Total investment securities 99.82% (cost: $1,790,757,000)		2,088,406
Other assets less liabilities 0.18%		3,734

Net assets 100.00%		$2,092,140

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2025 (000)
Put

S&P 500 Index	80	USD54,764	USD4,175.00	3/20/2026	$27
S&P 500 Index	1,830	1,252,727	4,275.00	3/20/2026	646
S&P 500 Index	205	140,333	4,375.00	3/20/2026	86
S&P 500 Index	40	27,382	4,425.00	3/20/2026	17
S&P 500 Index	95	65,032	4,500.00	3/20/2026	42
S&P 500 Index	50	34,228	4,525.00	3/20/2026	25
S&P 500 Index	2,480	1,697,684	4,625.00	3/20/2026	1,240
S&P 500 Index	165	112,951	4,650.00	3/20/2026	91
S&P 500 Index	40	27,382	4,825.00	3/20/2026	26
S&P 500 Index	150	102,683	4,850.00	3/20/2026	103
S&P 500 Index	95	65,032	4,900.00	3/20/2026	65
S&P 500 Index	90	61,610	4,625.00	6/18/2026	193
S&P 500 Index	85	58,187	4,650.00	6/18/2026	187
S&P 500 Index	1,110	759,851	4,700.00	6/18/2026	2,442
S&P 500 Index	65	44,496	4,750.00	6/18/2026	155
S&P 500 Index	390	266,975	4,825.00	6/18/2026	944
S&P 500 Index	140	95,837	4,850.00	6/18/2026	343
S&P 500 Index	40	27,382	5,000.00	6/18/2026	118
S&P 500 Index	75	51,341	4,775.00	9/18/2026	321

					$7,071

281	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
S&P 500 E-mini Index Futures	Long	255	3/20/2026	USD87,879	$46

Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.67%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,736,906	$440,767	$500,363	$102,594	$(113,173)	$1,666,731	$18,415	$278,792

Fixed income funds 14.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	325,683	143,011	164,543	624	8,856	313,631	13,851	–

Total 94.66%				$103,218	$(104,317)	$1,980,362	$32,266	$278,792

(a)	Rate represents the seven-day yield at 12/31/2025.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	282

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2025

Asset allocation funds 95.20%	Shares	Value (000)

American Funds Insurance Series – Asset Allocation Fund, Class 1	51,064,459	$1,404,783

Total asset allocation funds (cost: $1,177,798,000)		1,404,783

Short-term securities 4.77%

State Street Institutional U.S. Government Money Market Fund - Premier Class 3.74% (a)	70,445,349	70,445

Total short-term securities (cost: $70,445,000)		70,445

Options purchased (equity style) 0.08%

Options purchased (equity style)*		1,217

Total options purchased (cost: $3,674,000)		1,217

Total investment securities 100.05% (cost: $1,251,917,000)		1,476,445
Other assets less liabilities (0.05)%		(743)

Net assets 100.00%		$1,475,702

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2025 (000)
Put

S&P 500 Index	385	USD263,552	USD4,275.00	3/20/2026	$136
S&P 500 Index	40	27,382	4,375.00	3/20/2026	17
S&P 500 Index	15	10,268	4,850.00	3/20/2026	10
S&P 500 Index	20	13,691	4,900.00	3/20/2026	14
S&P 500 Index	45	30,805	4,650.00	6/18/2026	99
S&P 500 Index	340	232,747	4,700.00	6/18/2026	748
S&P 500 Index	20	13,691	4,750.00	6/18/2026	48
S&P 500 Index	60	41,073	4,825.00	6/18/2026	145

					$1,217

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2025 (000)
S&P 500 E-mini Index Futures	Long	41	3/20/2026	USD14,130	$8

283	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates (b)

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2025 (000)	Dividend income (000)	Capital gain distributions received (000)

Asset allocation funds 95.20%

American Funds Insurance Series – Asset Allocation Fund, Class 1	$1,923,478	$267,997	$889,458	$39,013	$63,753	$1,404,783	$32,501	$127,660

(a)	Rate represents the seven-day yield at 12/31/2025.
(b)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	284

Financial statements

Statements of assets and liabilities at December 31, 2025	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$8,852,855	$2,958,933	$53,450,984	$7,375,128	$4,007,822
Affiliated issuers	288,884	99,500	1,303,602	122,775	60,900
Cash	567	60	709	35	673
Cash collateral received for securities on loan	1	7,659	2,331	2,919	660
Cash collateral pledged for futures contracts	–	–	–	–	–
Cash collateral pledged for swap contracts	–	–	–	–	–
Cash denominated in currencies other than U.S. dollars	524	493	485	1,008	364
Unrealized appreciation on open forward currency contracts	–	–	–	–	80
Bilateral swaps, at value	–	–	–	–	–
Unrealized appreciation on unfunded commitments*	–	–	–	–	–
Receivables for:
Sales of investments	–	369	–	2,909	2,947
Sales of fund’s shares	1,608	193	20,679	1,289	1,335
Dividends and interest	11,224	3,053	17,315	17,842	8,768
Variation margin on futures contracts	–	–	–	–	5
Variation margin on centrally cleared swap contracts	–	–	–	–	–
Variation margin on options (futures style)	–	–	–	–	–
Securities lending income	12	119	55	37	1
Other	476	869	65	1,967	1,037

	9,156,151	3,071,248	54,796,225	7,525,909	4,084,592

Liabilities:
Collateral for securities on loan	1,099	76,585	29,093	29,195	6,603
Unrealized depreciation on open forward currency contracts	–	–	–	–	78
Bilateral swaps, at value	–	–	–	–	–
Options written, at value	–	–	–	–	–
Payables for:
Purchases of investments	1,119	20,443	6,814	631	4,143
Repurchases of fund’s shares	12,524	2,529	54,104	12,427	4,600
Investment advisory services	2,898	1,513	13,966	3,010	1,721
Insurance administrative fees	783	255	4,640	360	616
Services provided by related parties	1,269	541	7,457	1,050	496
Trustees’ deferred compensation	140	73	784	206	64
Variation margin on futures contracts	–	–	–	–	4
Variation margin on centrally cleared swap contracts	–	–	–	–	–
Non-U.S. taxes	4,865	–	487	26,882	–
Other	108	15,506	98	168	18,899

	24,805	117,445	117,443	73,929	37,224

Commitments and contingencies*

Net assets at December 31, 2025	$9,131,346	$2,953,803	$54,678,782	$7,451,980	$4,047,368

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,669,963	$1,914,050	$18,377,552	$4,482,586	$2,226,544
Total distributable earnings (accumulated loss)	4,461,383	1,039,753	36,301,230	2,969,394	1,820,824

Net assets at December 31, 2025	$9,131,346	$2,953,803	$54,678,782	$7,451,980	$4,047,368

Investment securities on loan, at value	$ 4	$ 77,998	$ 22,741	$ 32,814	$ 8,183
Investment securities, at cost
Unaffiliated issuers	5,567,435	2,237,741	21,947,122	4,929,779	2,464,149
Affiliated issuers	288,846	99,493	1,303,348	122,756	60,891
Cash denominated in currencies other than U.S. dollars, at cost	524	493	485	1,004	364
Premiums received on options written	–	–	–	–	–

Refer to the end of the statements of assets and liabilities for footnote(s).

Refer to the notes to financial statements.

285	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2025 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$11,684,406	$ 97,802	$2,056,244	$42,116,707	$398,386
Affiliated issuers	272,530	2,963	26,204	1,493,802	5,441
Cash	865	75	332	289	57
Cash collateral received for securities on loan	86	94	101	–	85
Cash collateral pledged for futures contracts	–	–	–	–	–
Cash collateral pledged for swap contracts	–	–	–	–	–
Cash denominated in currencies other than U.S. dollars	4	–	268	1,525	81
Unrealized appreciation on open forward currency contracts	–	–	–	–	–
Bilateral swaps, at value	–	–	–	–	–
Unrealized appreciation on unfunded commitments*	–	–	–	–	–
Receivables for:
Sales of investments	14,157	139	4,104	39,606	1,066
Sales of fund’s shares	4,976	15	505	7,670	270
Dividends and interest	15,199	67	4,247	38,254	1,344
Variation margin on futures contracts	–	–	–	–	–
Variation margin on centrally cleared swap contracts	–	–	–	–	–
Variation margin on options (futures style)	–	–	–	–	–
Securities lending income	2	1	2	63	1
Other	1	–	218	284	50

	11,992,226	101,156	2,092,225	43,698,200	406,781

Liabilities:
Collateral for securities on loan	863	940	1,007	–	848
Unrealized depreciation on open forward currency contracts	–	–	–	–	–
Bilateral swaps, at value	–	–	–	–	–
Options written, at value	–	–	–	–	–
Payables for:
Purchases of investments	2,561	445	346	18,633	56
Repurchases of fund’s shares	9,217	93	2,063	34,095	577
Investment advisory services	2,288	39	664	9,209	163
Insurance administrative fees	1,448	4	226	2,056	125
Services provided by related parties	1,458	9	360	4,862	86
Trustees’ deferred compensation	176	–	37	782	15
Variation margin on futures contracts	–	–	–	–	–
Variation margin on centrally cleared swap contracts	–	–	–	–	–
Non-U.S. taxes	–	–	–	1,192	286
Other	159	–	813	60	10

	18,170	1,530	5,516	70,889	2,166

Commitments and contingencies*

Net assets at December 31, 2025	$11,974,056	$ 99,626	$2,086,709	$43,627,311	$404,615

Net assets consist of:
Capital paid in on shares of beneficial interest	$ 6,329,907	$ 96,908	$1,027,159	$19,543,567	$280,952
Total distributable earnings (accumulated loss)	5,644,149	2,718	1,059,550	24,083,744	123,663

Net assets at December 31, 2025	$11,974,056	$ 99,626	$2,086,709	$43,627,311	$404,615

Investment securities on loan, at value	$ 842	$ 914	$ 987	$ –	$ 893
Investment securities, at cost
Unaffiliated issuers	7,123,077	94,143	1,176,146	21,385,651	268,828
Affiliated issuers	272,473	2,962	26,199	1,435,195	5,440
Cash denominated in currencies other than U.S. dollars, at cost	4	–	268	1,525	81
Premiums received on options written	–	–	–	–	–

Refer to the end of the statements of assets and liabilities for footnote(s).

Refer to the notes to financial statements.

American Funds Insurance Series	286

Financial statements (continued)

Statements of assets and liabilities at December 31, 2025 (continued)	(dollars in thousands)

	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund		The Bond Fund of America	Capital World Bond Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$1,550,384	$25,894,359	$419,047		$10,789,267	$1,345,676
Affiliated issuers	119,513	1,851,572	32,007		624,236	136,894
Cash	338	3,883	241		1,674	425
Cash collateral received for securities on loan	1,157	2,069	–		–	–
Cash collateral pledged for futures contracts	–	–	–		–	–
Cash collateral pledged for swap contracts	–	–	–		–	–
Cash denominated in currencies other than U.S. dollars	175	2	92		3	9
Unrealized appreciation on open forward currency contracts	–	–	229		386	2,812
Bilateral swaps, at value	–	–	38		2,015	136
Unrealized appreciation on unfunded commitments*	–	3	–		–	–
Receivables for:
Sales of investments	2,897	251,377	1,442		55,805	9,996
Sales of fund’s shares	582	3,662	129		5,946	534
Dividends and interest	5,640	79,619	2,033		83,388	15,248
Variation margin on futures contracts	12	347	14		507	219
Variation margin on centrally cleared swap contracts	17	1,189	18		1,920	301
Variation margin on options (futures style)	–	–	1		–	7
Securities lending income	8	78	—	†	–	–
Other	137	808	36		22	141

	1,680,860	28,088,968	455,327		11,565,169	1,512,398

Liabilities:
Collateral for securities on loan	11,565	20,974	–		–	–
Unrealized depreciation on open forward currency contracts	–	–	281		420	1,842
Bilateral swaps, at value	–	–	44		3,943	2,695
Options written, at value	–	–	–		–	–
Payables for:
Purchases of investments	5,451	345,093	3,655		184,956	25,455
Repurchases of fund’s shares	1,782	30,592	278		11,524	1,109
Investment advisory services	319	6,211	163		1,951	541
Insurance administrative fees	488	4,502	126		1,059	68
Services provided by related parties	208	3,158	84		1,171	218
Trustees’ deferred compensation	18	482	7		199	34
Variation margin on futures contracts	101	2,093	28		3,584	382
Variation margin on centrally cleared swap contracts	1	48	5		350	154
Non-U.S. taxes	539	–	185		– †	68
Other	12	775	4		(14)	62

	20,484	413,928	4,860		209,143	32,628

Commitments and contingencies*

Net assets at December 31, 2025	$1,660,376	$27,675,040	$450,467		$11,356,026	$1,479,770

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,167,067	$16,736,971	$339,716		$12,855,120	$1,705,259
Total distributable earnings (accumulated loss)	493,309	10,938,069	110,751		(1,499,094)	(225,489)

Net assets at December 31, 2025	$1,660,376	$27,675,040	$450,467		$11,356,026	$1,479,770

Investment securities on loan, at value	$ 11,011	$ 19,953	$ –		$ –	$ –
Investment securities, at cost
Unaffiliated issuers	1,124,145	17,944,427	335,829		10,859,512	1,379,551
Affiliated issuers	122,247	1,869,376	31,719		624,125	135,130
Cash denominated in currencies other than U.S. dollars, at cost	175	2	91		1	9
Premiums received on options written	–	–	–		–	–

Refer to the end of the statements of assets and liabilities for footnote(s).

Refer to the notes to financial statements.

287	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2025 (continued)	(dollars in thousands)

	American High-Income Trust	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$ 988,979	$133,040		$308,498		$1,919,270	$ 24,746
Affiliated issuers	35,092	–		–		–	480,365
Cash	846	152		101		2,915	–
Cash collateral received for securities on loan	–	–		–		–	–
Cash collateral pledged for futures contracts	220	–		–		–	1,030
Cash collateral pledged for swap contracts	1,311	–		–		–	–
Cash denominated in currencies other than U.S. dollars	–	–		–		–	–
Unrealized appreciation on open forward currency contracts	–	–		–		–	–
Bilateral swaps, at value	–	–		–		–	–
Unrealized appreciation on unfunded commitments*	1	–		–		–	–
Receivables for:
Sales of investments	104	7,819		–		40,517	993
Sales of fund’s shares	433	167		89		2,376	–
Dividends and interest	16,339	474		–		10,972	82
Variation margin on futures contracts	4	4		–		271	207
Variation margin on centrally cleared swap contracts	13	8		–		562	–
Variation margin on options (futures style)	–	–		–		–	–
Securities lending income	–	–		–		–	–
Other	3	–		–		–	–

	1,043,345	141,664		308,688		1,976,883	507,423

Liabilities:
Collateral for securities on loan	–	–		–		–	–
Unrealized depreciation on open forward currency contracts	–	–		–		–	–
Bilateral swaps, at value	–	–		–		–	–
Options written, at value	–	–		–		81	–
Payables for:
Purchases of investments	2,414	15,929		–		94,081	–
Repurchases of fund’s shares	1,678	16		930		3,012	1,044
Investment advisory services	250	24		68		342	43
Insurance administrative fees	147	41		35		341	321
Services provided by related parties	191	25		66		328	103
Trustees’ deferred compensation	34	4		12		51	7
Variation margin on futures contracts	15	58		–		978	326
Variation margin on centrally cleared swap contracts	6	–	†	–		320	–
Non-U.S. taxes	–	–		–		–	–
Other	1	–	†	–	†	1	–

	4,736	16,097		1,111		99,535	1,844

Commitments and contingencies*

Net assets at December 31, 2025	$1,038,609	$125,567		$307,577		$1,877,348	$505,579

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,332,439	$136,386		$305,626		$2,132,934	$389,009
Total distributable earnings (accumulated loss)	(293,830)	(10,819)		1,951		(255,586)	116,570

Net assets at December 31, 2025	$1,038,609	$125,567		$307,577		$1,877,348	$505,579

Investment securities on loan, at value	$ –	$ –		$ –		$ –	$ –
Investment securities, at cost
Unaffiliated issuers	962,603	132,611		308,476		1,941,770	27,766
Affiliated issuers	35,085	–		–		–	347,996
Cash denominated in currencies other than U.S. dollars, at cost	–	–		–		–	–
Premiums received on options written	–	–		–		102	–

Refer to the end of the statements of assets and liabilities for footnote(s).

Refer to the notes to financial statements.

American Funds Insurance Series	288

Financial statements (continued)

Statements of assets and liabilities at December 31, 2025 (continued)	(dollars in thousands)

	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$ 5,695	$ 15,351	$ 108,044	$ 71,662
Affiliated issuers	107,726	299,630	1,980,362	1,404,783
Cash	–	–	–	–
Cash collateral received for securities on loan	–	–	–	–
Cash collateral pledged for futures contracts	92	537	5,713	918
Cash collateral pledged for swap contracts	–	–	–	–
Cash denominated in currencies other than U.S. dollars	–	–	–	–
Unrealized appreciation on open forward currency contracts	–	–	–	–
Bilateral swaps, at value	–	–	–	–
Unrealized appreciation on unfunded commitments*	–	–	–	–
Receivables for:
Sales of investments	79	760	1,611	4,751
Sales of fund’s shares	–	5	139	227
Dividends and interest	19	52	353	250
Variation margin on futures contracts	231	–	–	–
Variation margin on centrally cleared swap contracts	–	–	–	–
Variation margin on options (futures style)	–	–	–	–
Securities lending income	–	–	–	–
Other	–	–	–	–

	113,842	316,335	2,096,222	1,482,591

Liabilities:
Collateral for securities on loan	–	–	–	–
Unrealized depreciation on open forward currency contracts	–	–	–	–
Bilateral swaps, at value	–	–	–	–
Options written, at value	–	–	–	–
Payables for:
Purchases of investments	–	–	–	–
Repurchases of fund’s shares	83	805	1,835	5,228
Investment advisory services	9	27	179	126
Insurance administrative fees	72	199	1,324	1,074
Services provided by related parties	24	65	54	314
Trustees’ deferred compensation	2	5	30	41
Variation margin on futures contracts	248	62	660	106
Variation margin on centrally cleared swap contracts	–	–	–	–
Non-U.S. taxes	–	–	–	–
Other	–	–	–	–

	438	1,163	4,082	6,889

Commitments and contingencies*

Net assets at December 31, 2025	$113,404	$315,172	$2,092,140	$1,475,702

Net assets consist of:
Capital paid in on shares of beneficial interest	$126,483	$268,118	$1,532,154	$1,152,802
Total distributable earnings (accumulated loss)	(13,079)	47,054	559,986	322,900

Net assets at December 31, 2025	$113,404	$315,172	$2,092,140	$1,475,702

Investment securities on loan, at value	$ –	$ –	$ –	$ –
Investment securities, at cost
Unaffiliated issuers	6,202	17,175	128,241	74,119
Affiliated issuers	80,369	230,495	1,662,516	1,177,798
Cash denominated in currencies other than U.S. dollars, at cost	–	–	–	–
Premiums received on options written	–	–	–	–

Refer to the end of the statements of assets and liabilities for footnote(s).

Refer to the notes to financial statements.

289	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2025 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$4,114,734	$784,210	$25,167,887	$3,364,413	$2,103,702
	Shares outstanding	106,085	38,604	178,424	150,645	64,791
	Net asset value per share	$38.79	$20.31	$141.06	$22.33	$32.47
Class 1A:	Net assets	$65,911	$6,412	$458,187	$16,600	$31,750
	Shares outstanding	1,713	321	3,292	748	984
	Net asset value per share	$38.47	$19.99	$139.18	$22.20	$32.25
Class 2:	Net assets	$3,725,188	$1,756,619	$21,575,396	$3,480,776	$940,783
	Shares outstanding	97,736	92,263	155,446	156,678	29,375
	Net asset value per share	$38.11	$19.04	$138.80	$22.22	$32.03
Class 3:	Net assets			$293,095	$16,386
	Shares outstanding	Not applicable	Not applicable	2,055	731	Not applicable
	Net asset value per share			$142.60	$22.41
Class 4:	Net assets	$1,225,513	$406,562	$7,184,217	$573,805	$971,133
	Shares outstanding	32,637	21,428	53,458	26,284	30,626
	Net asset value per share	$37.55	$18.97	$134.39	$21.83	$31.71

		Washington Mutual Investors Fund	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$6,434,903	$88,135	$621,489	$25,779,841	$34,897
	Shares outstanding	353,902	7,861	33,710	380,653	2,587
	Net asset value per share	$18.18	$11.21	$18.44	$67.73	$13.49
Class 1A:	Net assets	$37,706	$11	$11,968	$54,369	$9,107
	Shares outstanding	2,085	1	654	810	696
	Net asset value per share	$18.09	$11.21	$18.31	$67.11	$13.09
Class 2:	Net assets	$3,148,146	$11	$1,090,396	$14,357,484	$171,727
	Shares outstanding	176,947	1	59,340	216,610	13,110
	Net asset value per share	$17.79	$11.21	$18.38	$66.28	$13.10
Class 3:	Net assets				$162,563
	Shares outstanding	Not applicable	Not applicable	Not applicable	2,394	Not applicable
	Net asset value per share				$67.91
Class 4:	Net assets	$2,353,301	$11,469	$362,856	$3,273,054	$188,884
	Shares outstanding	134,090	1,022	20,329	50,535	14,678
	Net asset value per share	$17.55	$11.22	$17.85	$64.77	$12.87

Refer to the end of the statements of assets and liabilities for footnote(s).

Refer to the notes to financial statements.

American Funds Insurance Series	290

Financial statements (continued)

Statements of assets and liabilities at December 31, 2025 (continued)	(dollars and shares in thousands, except per-share amounts)

		Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$840,977	$15,918,554	$96,748	$6,909,118	$610,786
	Shares outstanding	58,024	578,698	6,712	725,503	59,749
	Net asset value per share	$14.49	$27.51	$14.41	$9.52	$10.22
Class 1A:	Net assets	$15,288	$55,856	$4,557	$296,525	$29,723
	Shares outstanding	1,056	2,045	318	31,383	2,935
	Net asset value per share	$14.48	$27.31	$14.31	$9.45	$10.13
Class 2:	Net assets	$22,737	$4,401,467	$147,446	$2,723,868	$758,385
	Shares outstanding	1,570	162,734	10,287	290,775	75,051
	Net asset value per share	$14.48	$27.05	$14.33	$9.37	$10.10
Class 3:	Net assets		$35,405
	Shares outstanding	Not applicable	1,285	Not applicable	Not applicable	Not applicable
	Net asset value per share		$27.55
Class 4:	Net assets	$781,374	$7,263,758	$201,716	$1,426,515	$80,876
	Shares outstanding	54,053	271,330	14,349	153,303	8,144
	Net asset value per share	$14.46	$26.77	$14.06	$9.31	$9.93

		American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$254,585	$18,615	$35,747	$261,446
	Shares outstanding	27,282	1,968	3,170	26,415	Not applicable
	Net asset value per share	$9.33	$9.46	$11.28	$9.90
Class 1A:	Net assets	$7,747	$3,305	$130	$299,685
	Shares outstanding	835	355	11	30,461	Not applicable
	Net asset value per share	$9.27	$9.32	$11.28	$9.84
Class 2:	Net assets	$533,026	$40,771	$214,848	$1,056,315
	Shares outstanding	58,703	4,360	19,752	108,255	Not applicable
	Net asset value per share	$9.08	$9.35	$10.88	$9.76
Class 3:	Net assets	$7,898		$3,534	$4,943
	Shares outstanding	841	Not applicable	320	498	Not applicable
	Net asset value per share	$9.39		$11.03	$9.93
Class 4:	Net assets	$235,353	$62,876	$53,318	$254,959
	Shares outstanding	22,906	6,824	4,866	26,181	Not applicable
	Net asset value per share	$10.27	$9.21	$10.96	$9.74
Class P1:	Net assets					$14,278
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	1,001
	Net asset value per share					$14.26
Class P2:	Net assets					$491,301
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	34,806
	Net asset value per share					$14.12

Refer to the end of the statements of assets and liabilities for footnote(s).

Refer to the notes to financial statements.

291	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2025 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class P1:	Net assets	$2,047	$2,840	$1,834,093	$12,565
	Shares outstanding	219	222	122,227	934
	Net asset value per share	$9.34	$12.77	$15.01	$13.46
Class P2:	Net assets	$111,356	$312,332	$258,047	$1,463,137
	Shares outstanding	11,989	24,621	17,322	112,531
	Net asset value per share	$9.29	$12.69	$14.90	$13.00

*Refer to Note 5 for further information on unfunded commitments.

† Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	292

Financial statements (continued)

Statements of operations for the year ended December 31, 2025	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$ 121,415	$ 38,161	$ 254,446	$ 152,648	$ 65,878
Affiliated issuers	12,461	4,646	51,607	11,400	5,504

	133,876	42,807	306,053	164,048	71,382
Interest from unaffiliated issuers	668	435	63	912	10,731
Securities lending income (net of fees)	72	516	588	99	54

	134,616	43,758	306,704	165,059	82,167
Fees and expenses*:
Investment advisory services	40,161	19,042	152,106	34,101	21,211
Distribution services	11,631	5,205	67,395	9,726	4,307
Insurance administrative services	2,751	902	16,193	1,291	2,255
Transfer agent services	2	1	11	2	1
Administrative services	2,537	883	15,100	2,140	1,103
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	86	51	478	63	27
Registration statement and prospectus	43	26	278	53	20
Trustees’ compensation	42	15	249	35	18
Auditing and legal	113	145	123	157	143
Custodian	851	399	738	1,018	1,231
Other	5	35	28	5	42

Total fees and expenses before waivers and/or reimbursements	58,222	26,704	252,699	48,591	30,358
Less waivers and/or reimbursements of fees and expenses:
Investment advisory services waivers	8,716	1,377	1	–	2,573
Miscellaneous fee reimbursement	–	–	–	–	–

Total waivers and/or reimbursements of fees and expenses	8,716	1,377	1	–	2,573

Total fees and expenses after waivers and/or reimbursements	49,506	25,327	252,698	48,591	27,785

Net investment income	85,110	18,431	54,006	116,468	54,382
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	1,235,883	353,523	4,845,744	747,952	300,988
Affiliated issuers	(82)	2,186	66	(57)	11
Options purchased (futures style)	–	–	–	–	–
Options written	–	–	–	–	–
Futures contracts	–	–	–	–	177
Forward currency contracts	–	–	–	–	(497)
Swap contracts	–	–	–	–	(88)
Currency transactions	(1,518)	42	219	3,403	(403)
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	1,234,283	355,751	4,846,029	751,298	300,188
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	365,551	48,245	4,566,279	841,691	562,176
Affiliated issuers	(14)	(12,785)	56	(26)	(8)
Options purchased (futures style)	–	–	–	–	–
Options written	–	–	–	–	–
Futures contracts	–	–	–	–	(4)
Forward currency contracts	–	–	–	–	(78)
Swap contracts	–	–	–	–	104
Currency translations	554	893	111	2,323	1,194

	366,091	36,353	4,566,446	843,988	563,384

Net realized gain (loss) and unrealized appreciation (depreciation)	1,600,374	392,104	9,412,475	1,595,286	863,572

Net increase (decrease) in net assets resulting from operations	$1,685,484	$ 410,535	$9,466,481	$ 1,711,754	$917,954

Refer to the end of the statements of operations for footnote(s).

Refer to the notes to financial statements.

293	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2025 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	U.S. Small and Mid Cap Equity Fund		Capital World Growth and Income Fund		Growth- Income Fund	International Growth and Income Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$ 207,376	$ 586		$38,665		$ 541,729	$ 11,690
Affiliated issuers	13,883	60		2,805		66,629	489

	221,259	646		41,470		608,358	12,179
Interest from unaffiliated issuers	22	2		164		148	111
Securities lending income (net of fees)	151	6		17		137	9

	221,432	654		41,651		608,643	12,299
Fees and expenses*:
Investment advisory services	43,009	216		9,356		104,279	1,811
Distribution services	12,726	9		3,383		42,505	860
Insurance administrative services	5,166	8		801		7,505	475
Transfer agent services	3	–		–	†	9	– †
Administrative services	3,450	15		591		12,580	114
Accounting and administrative services	–	–		–		–	–
Reports to shareholders	52	4		14		390	9
Registration statement and prospectus	38	3		10		217	5
Trustees’ compensation	57	–	†	10		207	2
Auditing and legal	77	59		82		109	105
Custodian	248	–	†	161		349	86
Other	6	–	†	2		25	1

Total fees and expenses before waivers and/or reimbursements	64,832	314		14,410		168,175	3,468
Less waivers and/or reimbursements of fees and expenses:
Investment advisory services waivers	16,888	–		1,970		–	–
Miscellaneous fee reimbursement	–	38		–		–	–

Total waivers and/or reimbursements of fees and expenses	16,888	38		1,970		–	–

Total fees and expenses after waivers and/or reimbursements	47,944	276		12,440		168,175	3,468

Net investment income	173,488	378		29,211		440,468	8,831

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	1,056,433	(942)		183,640		3,158,953	21,094
Affiliated issuers	(10)	–	†	5		6,384	1
Options purchased (futures style)	–	–		–		–	–
Options written	–	–		–		–	–
Futures contracts	–	–		–		–	–
Forward currency contracts	–	–		–		–	(18)
Swap contracts	–	–		–		–	–
Currency transactions	(19)	–		162		(1,431)	(12)
Capital gain distributions received from affiliated issuers	–	–		–		–	–

	1,056,404	(942)		183,807		3,163,906	21,065
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	614,865	4,098		226,913		3,625,006	82,799
Affiliated issuers	(30)	–	†	(4)		(128,689)	(3)
Options purchased (futures style)	–	–		–		–	–
Options written	–	–		–		–	–
Futures contracts	–	–		–		–	–
Forward currency contracts	–	–		–		–	(10)
Swap contracts	–	–		–		–	–
Currency translations	8	–		206		541	94

	614,843	4,098		227,115		3,496,858	82,880

Net realized gain (loss) and unrealized appreciation (depreciation)	1,671,247	3,156		410,922		6,660,764	103,945

Net increase (decrease) in net assets resulting from operations	$1,844,735	$3,534		$440,133		$7,101,232	$112,776

Refer to the end of the statements of operations for footnote(s).

Refer to the notes to financial statements.

American Funds Insurance Series	294

Financial statements (continued)

Statements of operations for the year ended December 31, 2025 (continued)	(dollars in thousands)

	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$ 38,765	$ 218,666	$ 6,265	$ 4	$ 89
Affiliated issuers	5,736	108,867	1,353	32,185	4,626

	44,501	327,533	7,618	32,189	4,715
Interest from unaffiliated issuers	9,967	362,329	5,490	502,412	62,140
Securities lending income (net of fees)	41	290	3	–	–

	54,509	690,152	13,111	534,601	66,855
Fees and expenses*:
Investment advisory services	5,458	72,026	1,870	39,384	6,326
Distribution services	1,836	28,081	799	10,077	2,069
Insurance administrative services	1,820	17,303	438	3,890	257
Transfer agent services	– †	6	– †	2	– †
Administrative services	458	8,176	126	3,357	440
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	11	150	9	101	16
Registration statement and prospectus	11	121	5	88	10
Trustees’ compensation	8	134	2	54	7
Auditing and legal	104	111	85	66	72
Custodian	104	224	107	141	236
Other	1	19	– †	7	2

Total fees and expenses before waivers and/or reimbursements	9,811	126,351	3,441	57,167	9,435
Less waivers and/or reimbursements of fees and expenses:
Investment advisory services waivers	1,987	–	71	16,783	–
Miscellaneous fee reimbursement	–	–	–	–	–

Total waivers and/or reimbursements of fees and expenses	1,987	–	71	16,783	–

Total fees and expenses after waivers and/or reimbursements	7,824	126,351	3,370	40,384	9,435

Net investment income	46,685	563,801	9,741	494,217	57,420

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	62,600	3,027,901	26,945	17,102	(13,024)
Affiliated issuers	16	(136,545)	(2)	284	(6)
Options purchased (futures style)	–	–	(67)	–	(586)
Options written	–	–	41	–	423
Futures contracts	1,420	28,857	469	21,847	7,420
Forward currency contracts	13	–	(3,684)	(9,144)	(2,268)
Swap contracts	147	(1,718)	(169)	143	(828)
Currency transactions	(86)	(392)	(50)	49	(96)
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	64,110	2,918,103	23,483	30,281	(8,965)

Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	169,327	396,525	31,781	242,048	74,949
Affiliated issuers	789	154,231	104	(182)	561
Options purchased (futures style)	–	–	– †	–	– †
Options written	–	–	4	–	88
Futures contracts	699	(1,220)	224	21,668	1,912
Forward currency contracts	–	–	130	(1,861)	1,027
Swap contracts	(213)	3,084	389	9,256	3,722
Currency translations	141	379	71	93	429

	170,743	552,999	32,703	271,022	82,688

Net realized gain (loss) and unrealized appreciation (depreciation)	234,853	3,471,102	56,186	301,303	73,723

Net increase (decrease) in net assets resulting from operations	$281,538	$4,034,903	$65,927	$795,520	$131,143

Refer to the end of the statements of operations for footnote(s).

Refer to the notes to financial statements.

295	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2025 (continued)	(dollars in thousands)

	American High-Income Trust	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund		Managed Risk Growth Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$ 1,002	$ –		$ –	†	$ –		$ 918
Affiliated issuers	1,878	–		–		–		3,292

	2,880	–		–		–		4,210
Interest from unaffiliated issuers	67,851	6,102		14,226		84,744		–
Securities lending income (net of fees)	–	–		–		–		–

	70,731	6,102		14,226		84,744		4,210
Fees and expenses*:
Investment advisory services	4,001	349		846		5,429		594
Distribution services	1,850	244		732		3,216		1,243
Insurance administrative services	508	148		156		1,312		1,277
Transfer agent services	– †	–	†	–	†	–	†	– †
Administrative services	297	36		99		552		–
Accounting and administrative services	–	–		–		–		65
Reports to shareholders	12	8		9		16		–
Registration statement and prospectus	8	1		2		10		10
Trustees’ compensation	4	–	†	2		9		3
Auditing and legal	89	52		50		56		9
Custodian	21	15		1		34		6
Other	14	–	†	–	†	1		– †

Total fees and expenses before waivers and/or reimbursements	6,804	853		1,897		10,635		3,207
Less waivers and/or reimbursements of fees and expenses:
Investment advisory services waivers	1,188	87		–		1,412		83
Miscellaneous fee reimbursement	–	–		–		–		–

Total waivers and/or reimbursements of fees and expenses	1,188	87		–		1,412		83

Total fees and expenses after waivers and/or reimbursements	5,616	766		1,897		9,223		3,124

Net investment income	65,115	5,336		12,329		75,521		1,086

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(831)	421		–	†	2,163		(4,185)
Affiliated issuers	– †	–		–		–		70,221
Options purchased (futures style)	–	–		–		–		–
Options written	–	1		–		27		–
Futures contracts	293	1,057		–		18,297		(13,362)
Forward currency contracts	–	–		–		–		–
Swap contracts	(917)	27		–		4,094		–
Currency transactions	5	–		–		–	†	154
Capital gain distributions received from affiliated issuers	–	–		–		–		34,295

	(1,450)	1,506		–	†	24,581		87,123

Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	15,779	2,481		(2)		32,939		(2,333)
Affiliated issuers	3	–		–		–		(20,149)
Options purchased (futures style)	–	–		–		–		–
Options written	–	–		–		21		–
Futures contracts	62	209		–		5,703		(455)
Forward currency contracts	–	–		–		–		–
Swap contracts	(207)	(15)		–		(1,861)		–
Currency translations	– †	–		–		–		–

	15,637	2,675		(2)		36,802		(22,937)

Net realized gain (loss) and unrealized appreciation (depreciation)	14,187	4,181		(2)		61,383		64,186

Net increase (decrease) in net assets resulting from operations	$79,302	$ 9,517		$12,327		$136,904		$ 65,272

Refer to the end of the statements of operations for footnote(s).

Refer to the notes to financial statements.

American Funds Insurance Series	296

Financial statements (continued)

Statements of operations for the year ended December 31, 2025 (continued)	(dollars in thousands)

	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$ 213	$ 587	$ 3,944	$ 3,676
Affiliated issuers	1,911	5,641	32,266	32,501

	2,124	6,228	36,210	36,177
Interest from unaffiliated issuers	–	–	–	–
Securities lending income (net of fees)	–	–	–	–

	2,124	6,228	36,210	36,177
Fees and expenses*:
Investment advisory services	133	369	2,463	2,210
Distribution services	280	786	662	4,685
Insurance administrative services	285	792	5,286	4,715
Transfer agent services	– †	– †	– †	– †
Administrative services	–	–	–	–
Accounting and administrative services	57	61	98	95
Reports to shareholders	–	–	–	–
Registration statement and prospectus	8	9	19	22
Trustees’ compensation	1	2	10	9
Auditing and legal	2	6	38	35
Custodian	6	6	7	7
Other	– †	– †	21

Total fees and expenses before waivers and/or reimbursements	772	2,031	8,585	11,779
Less waivers and/or reimbursements of fees and expenses:
Investment advisory services waivers	19	52	348	324
Miscellaneous fee reimbursement	39	–	–	–

Total waivers and/or reimbursements of fees and expenses	58	52	348	324

Total fees and expenses after waivers and/or reimbursements	714	1,979	8,237	11,455

Net investment income	1,410	4,249	27,973	24,722
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(997)	(2,786)	(28,619)	(3,827)
Affiliated issuers	6,733	17,203	103,218	39,013
Options purchased (futures style)	–	–	–	–
Options written	–	–	–	–
Futures contracts	(6,090)	(8,845)	(37,033)	(47,196)
Forward currency contracts	–	–	–	–
Swap contracts	–	–	–	–
Currency transactions	39	61	367	201
Capital gain distributions received from affiliated issuers	–	17,905	278,792	127,660

	(315)	23,538	316,725	115,851

Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	(422)	(1,184)	(13,505)	(1,962)
Affiliated issuers	15,574	5,381	(104,317)	63,753
Options purchased (futures style)	–	–	–	–
Options written	–	–	–	–
Futures contracts	(88)	75	1,063	731
Forward currency contracts	–	–	–	–
Swap contracts	–	–	–	–
Currency translations	–	–	–	–

	15,064	4,272	(116,759)	62,522

Net realized gain (loss) and unrealized appreciation (depreciation)	14,749	27,810	199,966	178,373

Net increase (decrease) in net assets resulting from operations	$16,159	$32,059	$227,939	$203,095

*Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.

† Amount less than one thousand.

Refer to the notes to financial statements.

297	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$ 85,110	$ 83,934	$ 18,431	$ 14,439	$ 54,006	$ 123,765
Net realized gain (loss)	1,234,283	1,058,571	355,751	67,213	4,846,029	3,989,653
Net unrealized appreciation (depreciation)	366,091	(106,961)	36,353	(6,037)	4,566,446	7,880,200

Net increase (decrease) in net assets resulting from operations	1,685,484	1,035,544	410,535	75,615	9,466,481	11,993,618

Distributions paid to shareholders	(1,167,286)	(362,247)	(76,359)	(145,595)	(4,046,623)	(1,183,768)

Net capital share transactions	554,825	(305,156)	(370,832)	(124,117)	1,555,981	(2,405,717)

Total increase (decrease) in net assets	1,073,023	368,141	(36,656)	(194,097)	6,975,839	8,404,133

Net assets:
Beginning of year	8,058,323	7,690,182	2,990,459	3,184,556	47,702,943	39,298,810

End of year	$9,131,346	$8,058,323	$2,953,803	$2,990,459	$54,678,782	$47,702,943

	International Fund		New World Fund		Washington Mutual Investors Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$ 116,468	$ 80,016	$ 54,382	$ 49,823	$ 173,488	$ 178,541
Net realized gain (loss)	751,298	335,500	300,188	148,263	1,056,404	784,826
Net unrealized appreciation (depreciation)	843,988	(158,907)	563,384	26,354	614,843	937,617

Net increase (decrease) in net assets resulting from operations	1,711,754	256,609	917,954	224,440	1,844,735	1,900,984

Distributions paid to shareholders	(99,689)	(91,320)	(192,985)	(66,666)	(947,281)	(270,276)

Net capital share transactions	(946,603)	(557,783)	(89,200)	(124,462)	10,588	(851,035)

Total increase (decrease) in net assets	665,462	(392,494)	635,769	33,312	908,042	779,673

Net assets:
Beginning of year	6,786,518	7,179,012	3,411,599	3,378,287	11,066,014	10,286,341

End of year	$7,451,980	$6,786,518	$4,047,368	$3,411,599	$11,974,056	$11,066,014

Refer to the end of the statements of changes in net assets for footnote(s).

Refer to the notes to financial statements.

American Funds Insurance Series	298

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	U.S. Small and Mid Cap Equity Fund		Capital World Growth and Income Fund		Growth-Income Fund

	Year ended December 31,	Period ended December 31,	Year ended December 31,		Year ended December 31,
	2025	2024*	2025	2024	2025	2024
Operations:
Net investment income (loss)	$ 378	$ 13	$ 29,211	$ 29,625	$ 440,468	$ 464,425
Net realized gain (loss)	(942)	4	183,807	142,599	3,163,906	6,999,624
Net unrealized appreciation (depreciation)	4,098	(438)	227,115	78,887	3,496,858	1,206,283

Net increase (decrease) in net assets resulting from operations	3,534	(421)	440,133	251,111	7,101,232	8,670,332

Distributions paid to shareholders	(397)	(13)	(99,132)	(32,476)	(7,414,912)	(2,264,497)

Net capital share transactions	81,910	15,013	(142,611)	(191,651)	2,685,997	(2,602,817)

Total increase (decrease) in net assets	85,047	14,579	198,390	26,984	2,372,317	3,803,018

Net assets:
Beginning of year	14,579	—	1,888,319	1,861,335	41,254,994	37,451,976

End of year	$99,626	$14,579	$2,086,709	$1,888,319	$43,627,311	$41,254,994

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$ 8,831	$ 7,648	$ 46,685	$ 42,544	$ 563,801	$ 590,761
Net realized gain (loss)	21,065	(1,592)	64,110	24,024	2,918,103	1,925,378
Net unrealized appreciation (depreciation)	82,880	5,162	170,743	61,325	552,999	1,576,776

Net increase (decrease) in net assets resulting from operations	112,776	11,218	281,538	127,893	4,034,903	4,092,915

Distributions paid to shareholders	(9,200)	(8,098)	(46,016)	(45,676)	(2,469,833)	(1,743,267)

Net capital share transactions	(21,614)	(9,047)	56,186	35,182	(975,710)	(949,298)

Total increase (decrease) in net assets	81,962	(5,927)	291,708	117,399	589,360	1,400,350

Net assets:
Beginning of year	322,653	328,580	1,368,668	1,251,269	27,085,680	25,685,330

End of year	$404,615	$322,653	$1,660,376	$1,368,668	$27,675,040	$27,085,680

Refer to the end of the statements of changes in net assets for footnote(s).

Refer to the notes to financial statements.

299	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	American Funds Global Balanced Fund		The Bond Fund of America		Capital World Bond Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$9,741	$9,318	$ 494,217	$501,464	$57,420	$ 61,225
Net realized gain (loss)	23,483	16,800	30,281	(134,500)	(8,965)	(22,949)
Net unrealized appreciation (depreciation)	32,703	(1,065)	271,022	(207,188)	82,688	(80,072)

Net increase (decrease) in net assets resulting from operations	65,927	25,053	795,520	159,776	131,143	(41,796)

Distributions paid to shareholders	(21,425)	(7,048)	(486,650)	(475,626)	(44,306)	(33,915)

Net capital share transactions	13,683	(14,487)	(119,742)	474,834	(55,304)	(16,393)

Total increase (decrease) in net assets	58,185	3,518	189,128	158,984	31,533	(92,104)

Net assets:
Beginning of year	392,282	388,764	11,166,898	11,007,914	1,448,237	1,540,341

End of year	$450,467	$392,282	$11,356,026	$11,166,898	$1,479,770	$1,448,237

	American High-Income Trust		American Funds Mortgage Fund		Ultra-Short Bond Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$ 65,115	$60,672	$ 5,336	$5,237	$12,329	$ 16,889
Net realized gain (loss)	(1,450)	3,094	1,506	(1,054)	– †	– †
Net unrealized appreciation (depreciation)	15,637	19,028	2,675	(3,372)	(2)	130

Net increase (decrease) in net assets resulting from operations	79,302	82,794	9,517	811	12,327	17,019

Distributions paid to shareholders	(64,338)	(59,402)	(5,115)	(5,001)	(12,940)	(17,633)

Net capital share transactions	91,682	34,726	10,334	7,230	(30,488)	(33,462)

Total increase (decrease) in net assets	106,646	58,118	14,736	3,040	(31,101)	(34,076)

Net assets:
Beginning of year	931,963	873,845	110,831	107,791	338,678	372,754

End of year	$1,038,609	$931,963	$125,567	$110,831	$307,577	$338,678

Refer to the end of the statements of changes in net assets for footnote(s).

Refer to the notes to financial statements.

American Funds Insurance Series	300

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	U.S. Government Securities Fund		Managed Risk Growth Fund		Managed Risk International Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$ 75,521	$ 72,049	$ 1,086	$2,764	$ 1,410	$1,470
Net realized gain (loss)	24,581	(1,294)	87,123	37,612	(315)	(2,539)
Net unrealized appreciation (depreciation)	36,802	(55,237)	(22,937)	69,526	15,064	1,155

Net increase (decrease) in net assets resulting from operations	136,904	15,518	65,272	109,902	16,159	86

Distributions paid to shareholders	(79,096)	(73,267)	(28,627)	(2,419)	(1,480)	(1,561)

Net capital share transactions	(487)	353,747	(57,328)	(88,856)	(15,583)	(8,399)

Total increase (decrease) in net assets	57,321	295,998	(20,683)	18,627	(904)	(9,874)

Net assets:
Beginning of year	1,820,027	1,524,029	526,262	507,635	114,308	124,182

End of year	$1,877,348	$1,820,027	$505,579	$526,262	$113,404	$114,308

	Managed Risk Washington Mutual Investors Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$ 4,249	$4,979	$ 27,973	$33,950	$ 24,722	$37,923
Net realized gain (loss)	23,538	(4,225)	316,725	73,326	115,851	123,915
Net unrealized appreciation (depreciation)	4,272	42,170	(116,759)	261,435	62,522	124,394

Net increase (decrease) in net assets resulting from operations	32,059	42,924	227,939	368,711	203,095	286,232

Distributions paid to shareholders	(5,960)	(5,475)	(128,115)	(65,908)	(168,266)	(69,126)

Net capital share transactions	(33,133)	(39,434)	(184,550)	(313,193)	(584,977)	(294,452)

Total increase (decrease) in net assets	(7,034)	(1,985)	(84,726)	(10,390)	(550,148)	(77,346)

Net assets:
Beginning of year	322,206	324,191	2,176,866	2,187,256	2,025,850	2,103,196

End of year	$315,172	$322,206	$2,092,140	$2,176,866	$1,475,702	$2,025,850

*For the period November 15, 2024, commencement of operations, through December 31, 2024.

†Amount less than one thousand.

Refer to the notes to financial statements.

301	American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 42 different funds (“the funds”), including 24 funds in the series covered in this report. The series consists of 41 diversified funds and one nondiversified fund: U.S. Small and Mid Cap Equity Fund. The other 18 funds in the series are covered in separate reports. Thirteen funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

U.S. Small and Mid Cap Equity Fund — To provide capital appreciation.

Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

American Funds Insurance Series	302

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund— To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”). Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Operating segments — Each fund represents a single operating segment as the operating results of each fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team. A senior executive team comprised of the funds’ Principal Executive Officer and Principal Financial Officer, serves as the funds’ chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess each fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.

303	American Funds Insurance Series

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends are declared daily after and determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date. The fund may deem a portion of the income dividends and/or capital gain distributions are a return of capital for tax purposes.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

American Funds Insurance Series	304

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds“), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps and over-the-counter (OTC) options are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, exchange rates, implied option volatilites, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

305	American Funds Insurance Series

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The funds’ valuation levels as of December 31, 2025, were as follows (dollars in thousands):

Global Growth Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$1,677,360	$1,004,158	$–	$2,681,518
Industrials	814,793	803,211	–	1,618,004
Consumer discretionary	624,592	643,004	–	1,267,596
Financials	599,727	664,790	–	1,264,517
Health care	522,458	184,815	–	707,273
Communication services	333,006	159,304	–	492,310
Consumer staples	142,724	161,843	–	304,567
Materials	138,904	87,575	–	226,479
Energy	63,628	58,552	–	122,180
Real estate	31,223	81,724	–	112,947
Utilities	39,385	14,981	–	54,366
Short-term securities	289,982	–	–	289,982

Total	$5,277,782	$3,863,957	$–	$9,141,739

American Funds Insurance Series	306

Global Small Capitalization Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Industrials	$260,831	$365,281	$–	$626,112
Financials	222,052	263,645	–	485,697
Information technology	296,229	132,470	265	428,964
Consumer discretionary	191,624	153,882	–	345,506
Health care	201,747	110,388	–	312,135
Materials	116,183	112,638	–	228,821
Communication services	48,497	68,762	–	117,259
Consumer staples	42,102	54,064	–	96,166
Energy	69,622	8,949	–	78,571
Real estate	7,877	63,370	–	71,247
Utilities	34,021	13,548	–	47,569
Preferred securities	7,200	–	12,088	19,288
Rights & warrants	–	12	–	12
Convertible bonds & notes	–	1,581	–	1,581
Bonds, notes & other debt instruments	–	945	–	945
Short-term securities	154,617	43,943	–	198,560

Total	$1,652,602	$1,393,478	$12,353	$3,058,433

Growth Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$15,453,954	$942,978	$24,211	$16,421,143
Communication services	9,313,134	27,790	–	9,340,924
Consumer discretionary	8,285,145	294,980	–	8,580,125
Health care	5,922,020	72,405	8,789	6,003,214
Industrials	4,852,390	170,495	4,230	5,027,115
Financials	3,974,058	100,498	–	4,074,556
Consumer staples	1,017,667	–	4,743	1,022,410
Materials	949,496	28,695	–	978,191
Energy	846,476	–	–	846,476
Real estate	405,935	–	–	405,935
Utilities	365,298	–	–	365,298
Preferred securities	–	–	315,115	315,115
Rights & warrants	–	–	–[1]	–[1]
Convertible stocks	7,644	–	36,076	43,720
Short-term securities	1,330,364	–	–	1,330,364

Total	$52,723,581	$1,637,841	$393,164	$54,754,586

1Amount less than one thousand.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2025 (dollars in thousands):

	Beginning value at 1/1/2025	Transfers into Level 3[2]	Purchases	Sales	Net realized gain (loss)[3]	Unrealized appreciation (depreciation)[3]	Transfers out of Level 3[2]	Ending value at 12/31/2025

Investment securities	$173,935	$–	$122,218	$(13,741)	$–	$110,752	$–	$393,164

Net unrealized appreciation (depreciation) during the period on Level 3 investment securities held at December 31, 2025								$110,752

[2]

Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

[3]	Net realized gain (loss) and unrealized appreciation (depreciation) are included in the related amounts on investments in the fund’s statement of operations.

307	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2025		Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average[1]	Impact to valuation from an increase in input[2]

				Transaction price	Not applicable	Not applicable	Not applicable

Common stocks	$41,973		Transaction	Discount for uncertainty	15% - 50%	26%	Decrease

				Premium to transaction price	11%	11%	Increase

			Transaction	Transaction price	Not applicable	Not applicable	Not applicable

				Discount for uncertainty	5% - 50%	6%	Decrease

Preferred securities	$315,115		Market comparables	EV/Gross Profit multiple	11.9x	11.9x	Increase

				Premium to EV/Gross Profit	50%	50%	Increase
				multiple

				DLOM	10%	10%	Decrease

Rights & warrants	$ –	[3]	Estimated recovery value	De minimis	Not applicable	Not applicable	Not applicable

				Transaction price	Not applicable	Not applicable	Not applicable

Convertible stocks	$ 36,076		Transaction	Discount to transaction price	5%	5%	Decrease

				Premium to transaction price	11%	11%	Increase

	$393,164

[1]	Weighted average is by relative fair value.
[2]

This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

[3]	Amount less than one thousand.

Key to abbreviations

DLOM = Discount for lack of marketability

EV = Enterprise value

International Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Financials	$132,411	$1,126,206	$–		$1,258,617
Industrials	11,113	1,201,308	–		1,212,421
Information technology	53,833	1,063,830	7,933		1,125,596
Materials	631,675	291,367	–		923,042
Communication services	14,900	697,226	–		712,126
Consumer discretionary	127,415	546,112	–		673,527
Health care	–	447,622	–		447,622
Energy	186,352	230,194	–		416,546
Consumer staples	–	335,793	–		335,793
Utilities	–	209,483	–		209,483
Preferred securities	–	33,353	726		34,079
Rights & warrants	–	–	–	*	–*
Short-term securities	149,051	–	–		149,051

Total	$1,306,750	$6,182,494	$8,659		$7,497,903

*Amount less than one thousand.

American Funds Insurance Series	308

New World Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$292,708	$622,707	$ 634		$916,049
Financials	150,731	554,211	–	*	704,942
Consumer discretionary	190,649	322,157	–		512,806
Industrials	111,250	379,009	–		490,259
Communication services	146,817	246,709	–		393,526
Materials	126,958	131,900	–	*	258,858
Health care	64,194	145,778	–		209,972
Consumer staples	37,995	142,731	–		180,726
Energy	27,489	61,632	–	*	89,121
Real estate	450	55,019	–		55,469
Utilities	1,071	45,485	–		46,556
Preferred securities	9,540	11,707	8,293		29,540
Bonds, notes & other debt instruments	–	113,791	–		113,791
Short-term securities	66,843	264	–		67,107

Total	$1,226,695	$2,833,100	$8,927		$4,068,722

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$24	$–	$–	$24
Unrealized appreciation on open forward currency contracts	–	80	–	80
Liabilities:
Unrealized depreciation on futures contracts	(17)	–	–	(17)
Unrealized depreciation on open forward currency contracts	–	(78)	–	(78)

Total	$7	$2	$–	$9

*Amount less than one thousand.

†Futures contracts and forward currency contracts are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of December 31, 2025, all of the fund’s investment securities were classified as Level 1.

U.S. Small and Mid Cap Equity Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$23,464	$228	$–	$23,692
Industrials	19,657	–	–	19,657
Consumer discretionary	15,537	–	–	15,537
Information technology	11,031	370	–	11,401
Health care	8,602	–	–	8,602
Consumer staples	7,106	–	–	7,106
Energy	2,486	–	–	2,486
Real estate	2,419	–	–	2,419
Materials	2,280	–	–	2,280
Communication services	1,892	–	–	1,892
Utilities	1,884	–	–	1,884
Short-term securities	3,809	–	–	3,809

Total	$100,167	$598	$–	$100,765

309	American Funds Insurance Series

Capital World Growth and Income Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$355,139	$145,088	$–		$500,227
Industrials	148,399	190,693	–		339,092
Financials	157,537	146,549	–	*	304,086
Communication services	125,382	66,163	–		191,545
Consumer discretionary	113,749	59,921	–		173,670
Health care	132,454	39,630	–		172,084
Materials	76,631	49,420	–		126,051
Consumer staples	53,201	47,392	–		100,593
Energy	56,523	21,036	–		77,559
Utilities	19,661	25,980	–		45,641
Real estate	9,862	7,705	–		17,567
Preferred securities	3,844	2,367	–		6,211
Bonds, notes & other debt instruments	–	1,012	–		1,012
Short-term securities	27,110	–	–		27,110

Total	$1,279,492	$802,956	$–	*	$2,082,448

 *Amount less than one thousand.

Growth-Income Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$13,428,880	$231,230	$–	$13,660,110
Industrials	5,464,629	445,806	–	5,910,435
Financials	5,113,646	117,059	–	5,230,705
Health care	4,380,271	–	–	4,380,271
Consumer discretionary	4,300,242	76,915	–	4,377,157
Communication services	3,324,828	182,155	–	3,506,983
Energy	1,728,094	–	–	1,728,094
Consumer staples	565,554	678,297	–	1,243,851
Materials	1,011,738	–	–	1,011,738
Utilities	899,740	–	–	899,740
Real estate	537,861	–	–	537,861
Bonds, notes & other debt instruments	–	828	–	828
Short-term securities	1,122,736	–	–	1,122,736

Total	$41,878,219	$1,732,290	$–	$43,610,509

American Funds Insurance Series	310

International Growth and Income Fund

	Investment securities

	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$ 5,556	$ 88,187	$–	*	$ 93,743
Industrials	10,956	47,158	–		58,114
Information technology	2,848	51,607	–		54,455
Consumer discretionary	4,607	32,456	–		37,063
Consumer staples	5,133	27,490	–		32,623
Materials	12,674	17,182	–	*	29,856
Health care	1,046	28,653	–		29,699
Communication services	1,407	26,447	–		27,854
Energy	9,053	7,510	–	*	16,563
Utilities	625	10,796	–		11,421
Real estate	770	5,261	–		6,031
Preferred securities	–	201	–		201
Short-term securities	6,204	–	–		6,204

Total	$60,879	$342,948	$–	*	$403,827

*Amount less than one thousand.

Capital Income Builder

	Investment securities

	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$131,640	$135,397	$ –	*	$ 267,037
Information technology	122,940	52,651	–		175,591
Health care	104,021	44,144	–		148,165
Industrials	67,519	80,079	–		147,598
Consumer staples	75,761	57,263	–		133,024
Utilities	46,892	47,327	–		94,219
Consumer discretionary	40,107	45,388	–		85,495
Energy	63,017	15,198	–		78,215
Materials	31,425	27,538	–		58,963
Communication services	23,727	34,637	–		58,364
Real estate	38,351	7,444	–		45,795
Convertible stocks	4,813	–	–		4,813
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	–	98,331	–		98,331
Mortgage-backed obligations	–	83,564	100		83,664
Corporate bonds and notes	–	47,200	–		47,200
Other bonds & notes	–	13,281	220		13,501
Investment funds	38,098	–	–		38,098
Short-term securities	91,824	–	–		91,824

Total	$880,135	$789,442	$320		$1,669,897

Refer to the end of the table(s) for footnote(s).

311	American Funds Insurance Series

	Other investments†

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$36	$–	$–	$36
Unrealized appreciation on centrally cleared interest rate swaps	–	261	–	261
Liabilities:
Unrealized depreciation on futures contracts	(315)	–	–	(315)
Unrealized depreciation on centrally cleared interest rate swaps	–	(1)	–	(1)
Unrealized depreciation on centrally cleared credit default swaps	–	(2)	–	(2)

Total	$(279)	$258	$–	$(21)

*Amount less than one thousand.

†Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund

	Investment securities

	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$ 4,829,446	$ 116,467	$ –		$ 4,945,913
Financials	2,902,743	–	–	*	2,902,743
Industrials	2,527,277	162,101	–		2,689,378
Health care	1,911,575	3,565	12,663		1,927,803
Consumer discretionary	1,511,658	74,864	793		1,587,315
Communication services	1,278,083	24,636	–		1,302,719
Materials	1,135,802	–	–	*	1,135,802
Consumer staples	901,988	61,331	–		963,319
Utilities	278,367	–	–		278,367
Energy	253,456	897	655		255,008
Real estate	57,144	–	–		57,144
Preferred securities	–	–	755		755
Rights & warrants	119	–	–	*	119
Convertible stocks	33,030	–	–		33,030
Convertible bonds & notes	–	27,731	–		27,731
Bonds, notes & other debt instruments:
Mortgage-backed obligations	–	2,828,459	–		2,828,459
U.S. Treasury bonds & notes	–	2,280,626	–		2,280,626
Corporate bonds and notes	–	1,978,114	420		1,978,534
Asset-backed obligations	–	529,161	–		529,161
Bonds & notes of governments & government agencies outside the U.S.	–	88,970	–		88,970
Loans	–	31,871	7,860		39,731
Municipals	–	22,827	–		22,827
Investment funds	846,762	–	–		846,762
Short-term securities	1,023,715	–	–		1,023,715

Total	$19,491,165	$8,231,620	$23,146		$27,745,931

	Other investments†

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,925	$–	$–	$1,925
Unrealized appreciation on centrally cleared interest rate swaps	–	3,543	–	3,543
Liabilities:
Unrealized depreciation on futures contracts	(6,069)	–	–	(6,069)
Unrealized depreciation on centrally cleared credit default swaps	–	(435)	–	(435)
Total	$(4,144)	$3,108	$–	$(1,036)

*Amount less than one thousand.

†Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	312

American Funds Global Balanced Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$ 42,224	$ 10,455	$–	$ 52,679
Financials	17,553	27,727	–	45,280
Industrials	23,532	19,831	–	43,363
Health care	28,226	6,598	–	34,824
Consumer discretionary	11,679	9,383	–	21,062
Materials	12,657	6,825	–	19,482
Communication services	17,646	1,167	–	18,813
Utilities	12,793	5,213	–	18,006
Consumer staples	5,420	9,798	–	15,218
Energy	10,753	1,687	–	12,440
Real estate	–	2,599	–	2,599
Convertible stocks	2,921	–	–	2,921
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	–	57,330	–	57,330
U.S. Treasury bonds & notes	–	24,907	–	24,907
Mortgage-backed obligations	–	24,474	–	24,474
Corporate bonds and notes	–	22,758	–	22,758
Other bonds & notes	–	2,889	–	2,889
Investment funds	4,250	–	–	4,250
Short-term securities	27,757	–	–	27,757
Options purchased on foreign currencies (equity style)	–	2	–	2

Total	$217,411	$233,643	$–	$451,054

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on options written (futures style)	$ 4	$ –	$–	$ 4
Unrealized appreciation on futures contracts	118	–	–	118
Unrealized appreciation on open forward currency contracts	–	229	–	229
Unrealized appreciation on centrally cleared interest rate swaps	–	96	–	96
Unrealized appreciation on bilateral interest rate swaps	–	38	–	38
Unrealized appreciation on centrally cleared credit default swaps	–	– †	–	– †
Liabilities:
Unrealized depreciation on options purchased (futures style)	– †	–	–	– †
Unrealized depreciation on futures contracts	(132)	–	–	(132)
Unrealized depreciation on open forward currency contracts	–	(281)	–	(281)
Unrealized depreciation on centrally cleared interest rate swaps	–	(28)	–	(28)
Unrealized depreciation on bilateral interest rate swaps	–	(44)	–	(44)
Unrealized depreciation on centrally cleared credit default swaps	–	(3)	–	(3)

Total	$(10)	$ 7	$–	$ (3)

*	Options purchased (futures style), options written, futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.
†	Amount less than one thousand.

313	American Funds Insurance Series

The Bond Fund of America

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$ –	$ 3,635,346	$1,368	$ 3,636,714
Corporate bonds and notes	–	3,430,212	–	3,430,212
U.S. Treasury bonds & notes	–	2,836,319	–	2,836,319
Asset-backed obligations	–	499,168	–	499,168
Bonds & notes of governments & government agencies outside the U.S.	–	202,127	–	202,127
Municipals	–	166,499	–	166,499
Federal agency bonds & notes	–	11,855	–	11,855
Loans	–	–	6,359	6,359
Common stocks	–	14	–	14
Short-term securities	624,236	–	–	624,236

Total	$624,236	$10,781,540	$7,727	$11,413,503

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$ 1,242	$ –	$–	$ 1,242
Unrealized appreciation on open forward currency contracts	–	386	–	386
Unrealized appreciation on centrally cleared interest rate swaps	–	8,064	–	8,064
Unrealized appreciation on bilateral interest rate swaps	–	2,015	–	2,015
Liabilities:
Unrealized depreciation on futures contracts	(9,824)	–	–	(9,824)
Unrealized depreciation on open forward currency contracts	–	(420)	–	(420)
Unrealized depreciation on bilateral interest rate swaps	–	(3,943)	–	(3,943)
Unrealized depreciation on centrally cleared interest rate swaps	–	(3,263)	–	(3,263)
Unrealized depreciation on centrally cleared credit default swaps	–	(182)	–	(182)

Total	$(8,582)	$2,657	$–	$(5,925)

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	314

Capital World Bond Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$ –	$ 303,335	$–	$ 303,335
Japanese yen	–	106,583	–	106,583
British pounds	–	65,433	–	65,433
Brazilian reais	–	34,010	–	34,010
South Korean won	–	26,746	–	26,746
Chinese yuan renminbi	–	26,106	–	26,106
Australian dollars	–	23,355	–	23,355
Indian rupees	–	19,121	–	19,121
Canadian dollars	–	18,610	–	18,610
Malaysian ringgits	–	18,045	–	18,045
Hungarian forints	–	16,359	–	16,359
Indonesian rupiah	–	7,755	–	7,755
Mexican pesos	–	6,454	–	6,454
Danish kroner	–	6,328	–	6,328
Colombian pesos	–	4,371	–	4,371
South African rand	–	4,221	–	4,221
Chilean pesos	–	4,074	–	4,074
Polish zloty	–	4,060	–	4,060
New Zealand dollars	–	2,940	–	2,940
Turkish lira	–	1,845	–	1,845
Philippine pesos	–	1,260	–	1,260
Czech korunas	–	857	–	857
U.S. dollars	–	643,061	579	643,640
Preferred securities	–	–	80	80
Common stocks	5	–	59	64
Rights & warrants	8	–	–	8
Investment funds	22,734	–	–	22,734
Short-term securities	114,160	–	–	114,160
Options purchased on foreign currencies (equity style)	–	16	–	16

Total	$136,907	$1,344,945	$718	$1,482,570

	Other investments*

	Level 1		Level 2	Level 3	Total
Assets:
Unrealized appreciation on options written (futures style)	$ 28		$ –	$–	$ 28
Unrealized appreciation on futures contracts	1,615		–	–	1,615
Unrealized appreciation on open forward currency contracts	–		2,812	–	2,812
Unrealized appreciation on centrally cleared interest rate swaps	–		1,403	–	1,403
Unrealized appreciation on bilateral interest rate swaps	–		136	–	136
Unrealized appreciation on centrally cleared credit default swaps	–		24	–	24
Liabilities:
Unrealized depreciation on options purchased (futures style)	–	†	–	–	– †
Unrealized depreciation on futures contracts	(1,631)		–	–	(1,631)
Unrealized depreciation on open forward currency contracts	–		(1,842)	–	(1,842)
Unrealized depreciation on centrally cleared interest rate swaps	–		(1,055)	–	(1,055)
Unrealized depreciation on bilateral interest rate swaps	–		(2,695)	–	(2,695)
Unrealized depreciation on centrally cleared credit default swaps	–		(201)	–	(201)

Total	$ 12		$(1,418)	$–	$(1,406)

*	Options purchased (futures style), options written, futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.
†	Amount less than one thousand.

315	American Funds Insurance Series

American High-Income Trust

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds and notes	$ –	$878,262	$ 148	$ 878,410
Other	–	38,405	3,278	41,683
Convertible bonds & notes	–	1,265	–	1,265
Common stocks	34,700	10,356	20,680	65,736
Preferred securities	–	–	1,713	1,713
Rights & warrants	45	127	–	172
Short-term securities	35,092	–	–	35,092

Total	$69,837	$928,415	$25,819	$1,024,071

	Other investments[1]

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$ 15	$ –	$–	$ 15
Liabilities:
Unrealized depreciation on futures contracts	(29)	–	–	(29)
Unrealized depreciation on centrally cleared credit default swaps	–	(163)	–	(163)

Total	$(14)	$(163)	$–	$(177)

1Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2025 (dollars in thousands):

	Beginning value at 1/1/2025	Transfers into Level 3	[2]	Purchases	Sales	Net realized gain (loss)	[3]	Unrealized appreciation (depreciation)	[3]	Transfers out of Level 3	[2]	Ending value at 12/31/2025
Investment securities	$36,440	$1,868		$7,442	$(4,555)	$(2,928)		$(7,757)		$(4,691)		$25,819

Net unrealized appreciation (depreciation) during the period on Level 3 investment securities held at December 31, 2025												$ (8,134)

[2]

Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

[3]	Net realized gain (loss) and unrealized appreciation (depreciation) are included in the related amounts on investments in the fund’s statement of operations.

American Funds Insurance Series	316

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2025	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†

Bonds, notes & other debt instruments		Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			De minimis	Not applicable	Not applicable	Not applicable
	$3,426	Transaction	Transaction price	Not applicable	Not applicable	Not applicable

		Indicative market quotation	Broker quote	Not applicable	Not applicable	Not applicable

Common stocks	20,680	Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	10% - 15%	13%	Decrease
			De minimis	Not applicable	Not applicable	Not applicable
		Market comparables	EV/EBITDA multiple	5.9x - 10.0x	8.2x	Increase
			EV/EBITDA-CAPEX multiple	11.0x	11.0x	Increase
			DLOM	7%	7%	Decrease

Preferred securities	1,713	Market comparables	EV/EBITDA multiple	4.8x	4.8x	Increase
			DLOM	15%	15%	Decrease

	$25,819

*	Weighted average is by relative fair value.
†

This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

CAPEX = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before interest, taxes, depreciation and amortization

EV = Enterprise value

American Funds Mortgage Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$–	$99,553	$–	$99,553
U.S. Treasury bonds & notes	–	7,811	–	7,811
Asset-backed obligations	–	1,295	–	1,295
Short-term securities	–	24,381	–	24,381

Total	$–	$133,040	$–	$133,040

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$ 18	$ –	$–	$ 18
Unrealized appreciation on centrally cleared interest rate swaps	–	127	–	127
Liabilities:
Unrealized depreciation on futures contracts	(150)	–	–	(150)
Unrealized depreciation on centrally cleared interest rate swaps	–	(1)	–	(1)

Total	$(132)	$126	$–	$ (6)

*Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of December 31, 2025, all of the fund’s investment securities were classified as Level 2.

317	American Funds Insurance Series

U.S. Government Securities Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$ –	$ 816,712	$–	$ 816,712
U.S. Treasury bonds & notes	–	765,205	–	765,205
Federal agency bonds & notes	–	48,704	–	48,704
Short-term securities	–	288,407	–	288,407
Options purchased on futures (equity style)	242	–	–	242

Total	$242	$1,919,028	$–	$1,919,270

	Other investments*

	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$ 1,077	$ –	$–	$ 1,077
Unrealized appreciation on centrally cleared interest rate swaps	–	14,953	–	14,953
Liabilities:
Value of options written (equity style)	(81)	–	–	(81)
Unrealized depreciation on futures contracts	(2,291)	–	–	(2,291)
Unrealized depreciation on centrally cleared interest rate swaps	–	(3,022)	–	(3,022)

Total	$(1,295)	$11,931	$–	$10,636

*Options written, futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of December 31, 2025, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

As of December 31, 2025, all of the fund’s investments were classified as Level 1.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2025, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

As of December 31, 2025, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2025, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

American Funds Insurance Series	318

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks – The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which a fund invests.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small and mid-capitalization companies – Investing in small and mid-capitalization companies may pose additional risks. For example, it is often more difficult to value or dispose of smaller company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

319	American Funds Insurance Series

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments – The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

American Funds Insurance Series	320

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to a fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, a fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, a fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency – The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans or receivables and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.

Investments in future delivery contracts – A fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When a fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), a fund may or may not hold the types of mortgage-backed securities required to be delivered. A fund may choose to roll these transactions in lieu of settling them.

321	American Funds Insurance Series

When a fund rolls the purchase of these types of future delivery transactions, a fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When a fund rolls the sale of these transactions rather than settling them, a fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of a fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for a fund.

Investing in inflation-linked bonds – The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in securities backed by the U.S. government – U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements – Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk – The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support – Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation – A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Leverage risk — Certain transactions of a fund may give rise to leverage. These transactions may include, among others, derivatives, future delivery contracts and when-issued, delayed delivery or forward commitment transactions. As a result, increases and decreases in the value of a fund’s portfolio may be magnified, and a fund may be exposed to a heightened risk of loss and increased costs.

American Funds Insurance Series	322

Liquidity risk – Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and a fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Nondiversification – As a nondiversified fund, the fund may invest a greater percentage of its assets in fewer issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, geographic or regulatory occurrence than a diversified fund might be. In addition, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The value of the fund’s shares can be expected to fluctuate more than might be the case if the fund were more broadly diversified.

Management – The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure – The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management – The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks – Because the managed risk fund’s investments consist of investments in underlying funds, the managed risk fund’s risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts – In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, the fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, a fund would remain subject to the risk of adverse price movements until a fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

323	American Funds Insurance Series

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

American Funds Insurance Series	324

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received

	Value of			Value of

	investment			investment

	securities		U.S. government	securities

Funds	on loan	Cash	securities	purchased

Global Growth Fund	$ 4	$ 1,099	$ —	$ 1,098

Global Small Capitalization Fund	77,998	76,585	3,923	68,926

Growth Fund	22,741	29,093	—	26,762

International Fund	32,814	29,195	4,491	26,276

New World Fund	8,183	6,603	1,991	5,943

Washington Mutual Investors Fund	842	863	—	777

U.S. Small and Mid Cap Equity Fund	914	940	—	846

Capital World Growth and Income Fund	987	1,007	—	906

International Growth and Income Fund	893	848	95	763

Capital Income Builder	11,011	11,565	—	10,408

Asset Allocation Fund	19,953	20,974	—	18,905

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the financial highlights tables.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2025, the maximum exposure from these unfunded commitments for Asset Allocation Fund and American High-Income Trust was $204,000 and $94,000, respectively, which would represent less than 0.01% for Asset Allocation Fund and American High-Income Trust, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments was $3,000 for Asset Allocation Fund and $1,000 for American High-Income Trust, and is disclosed as unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities. Unrealized appreciation is included in net unrealized appreciation (depreciation) on investments in unaffiliated issuers in each fund’s statement of operations.

325	American Funds Insurance Series

Option contracts — Some of the funds have entered into option contracts, which give the purchaser of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument or index underlying the option) at a specified exercise price. The writer of an option has the obligation, upon exercise of the option, to cash settle or deliver the underlying instrument or index upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying instrument or index and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the instrument underlying the option (or to deliver the cash value of the instrument or index underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument (or the cash value of the index underlying the option) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying instrument or index with risk limited to the cost of the option if the price of the underlying instrument or index falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying instrument or index does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying instrument or index if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of asset and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in each fund’s statement of assets and liabilities. The net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments for purchased options and in options written for written options in the fund’s statement of operations and statement of changes in net assets.

For futures style options, on a daily basis for both purchased and written options, the fund pays or receives variation margin based on the premium paid and the daily fluctuation in market value, and records variation margin in the statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. The net realized gains or losses and net unrealized appreciation or depreciation from futures style options are recorded in options purchased (futures style) in the fund’s statement of operations and statement of changes in net assets.

American Funds Insurance Series	326

Option contracts can take different forms. Some of the funds have entered into the following types of options contracts:

Options on equity indexes — As part of their managed risk strategy, the managed risk funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities.

Options on futures — One of the funds has entered into options on future contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An option on a futures contract gives the purchaser of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date.

Options on foreign currencies —The fund has entered into options on foreign currencies to seek to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. An option on a foreign currency gives the holder of the option the right to buy or sell a foreign currency from or to the writer of the option, at a specified price on or before the specified expiration date.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

327	American Funds Insurance Series

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

American Funds Insurance Series	328

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options on futures, options on foreign currencies, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options	Options		Forward		Interest		Credit

	on	on	Futures	currency		rate		default

	futures	foreign currencies	contracts	contracts		swaps		swaps

New World Fund	Not applicable	Not applicable	$ 7,466	$ 19,861		$ 513	*	Not applicable

International Growth and Income Fund	Not applicable	Not applicable	Not applicable	641	*	Not applicable		Not applicable

Capital Income Builder	Not applicable	Not applicable	156,652	393	*	7,878		5,062

Asset Allocation Fund	Not applicable	Not applicable	2,772,351	Not applicable		360,170		61,194

American Funds Global Balanced Fund	$ 10,369	$ 2,000	65,213	87,154		21,599		4,642

The Bond Fund of America	Not applicable	Not applicable	5,555,115	233,285		863,621		190,139

Capital World Bond Fund	56,460	19,365	817,202	522,298		376,182		69,538

American High-Income Trust	Not applicable	Not applicable	31,856	Not applicable		Not applicable		18,973

American Funds Mortgage Fund	32,136	Not applicable	96,592	Not applicable		1,975		Not applicable

U.S. Government Securities Fund	1,099,058	Not applicable	1,984,739	Not applicable		813,610		Not applicable

Managed Risk Growth Fund	620,857	Not applicable	1,115	Not applicable		Not applicable		Not applicable

Managed Risk International Fund	99,717	Not applicable	172	Not applicable		Not applicable		Not applicable

Managed Risk Washington

Mutual Investors Fund	369,929	Not applicable	2,897	Not applicable		Not applicable		Not applicable

Managed Risk Growth-Income Fund	3,972,877	Not applicable	57,285	Not applicable		Not applicable		Not applicable

Managed Risk Asset Allocation	537,228	Not applicable	16,791	Not applicable		Not applicable		Not applicable

*No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

329	American Funds Insurance Series

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options contracts, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2025 (dollars in thousands):

New World Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 24	Unrealized depreciation[1]	$17

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	80	Unrealized depreciation on open forward currency contracts	78

			$104		$95

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$ 177	Net unrealized appreciation (depreciation) on futures contracts	$(4)

Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(497)	Net unrealized appreciation (depreciation) on forward currency contracts	(78)

Swap	Interest	Net realized gain (loss) on swap contracts	(88)	Net unrealized appreciation (depreciation) on swap contracts	104
			$(408)		$ 22

International Growth and Income Fund

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain (loss) on forward currency contracts	$(18)	Net unrealized appreciation (depreciation) on forward currency contracts	$(10)

Capital Income Builder

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$36	Unrealized depreciation[1]	$315

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	261	Unrealized depreciation[1]	1

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	2
			$297		$318

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	330

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$1,420	Net unrealized appreciation (depreciation) on futures contracts	$699

Forward currency	Currency	Net realized gain (loss) on forward currency contracts	13	Net unrealized appreciation (depreciation) on forward currency contracts	–

Swap	Interest	Net realized gain (loss) on swap contracts	97	Net unrealized appreciation (depreciation) on swap contracts	(211)

Swap	Credit	Net realized gain (loss) on swap contracts	50	Net unrealized appreciation (depreciation) on swap contracts	(2)

			$1,580		$ 486

Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$1,925	Unrealized depreciation[1]	$6,069

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	3,543	Unrealized depreciation[1]	–

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	435

			$5,468		$6,504

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$28,857	Net unrealized appreciation (depreciation) on futures contracts	$(1,220)

Swap	Interest	Net realized gain (loss) on swap contracts	5	Net unrealized appreciation (depreciation) on swap contracts	3,662

Swap	Credit	Net realized gain (loss) on swap contracts	(1,723)	Net unrealized appreciation (depreciation) on swap contracts	(578)
			$27,139		$1,864

Refer to the end of the table(s) for footnote(s).

331	American Funds Insurance Series

American Funds Global Balanced Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Currency	Investment securities	$ 2	Investment securities	$ –

Options purchased (futures style)	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	–	[2]

Options written (futures style)	Interest	Unrealized appreciation[1]	4	Unrealized depreciation[1]	–

Futures	Interest	Unrealized appreciation[1]	118	Unrealized depreciation[1]	132

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	229	Unrealized depreciation on open forward currency contracts	281

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	96	Unrealized depreciation[1]	28

Swap (bilateral)	Interest	Bilateral swaps, at value	38	Bilateral swaps, at value	44

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	– [2]	Unrealized depreciation[1]	3

			$487		$488

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Currency	Net realized gain (loss) on investments	$ –	Net unrealized appreciation (depreciation) on investments	$ (8)

Options purchased (futures style)	Interest	Net realized gain (loss) on options purchased (futures style)	(67)	Net unrealized appreciation (depreciation) on options purchased (futures style)	–	[2]

Options written (futures style)	Interest	Net realized gain (loss) on options written	41	Net unrealized appreciation (depreciation) on options written	4

Futures	Interest	Net realized gain (loss) on futures contracts	469	Net unrealized appreciation (depreciation) on futures contracts	224

Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(3,684)	Net unrealized appreciation (depreciation) on forward currency contracts	130

Swap	Interest	Net realized gain (loss) on swap contracts	(136)	Net unrealized appreciation (depreciation) on swap contracts	388

Swap	Credit	Net realized gain (loss) on swap contracts	(33)	Net unrealized appreciation (depreciation) on swap contracts	1

			$(3,410)		$739

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	332

The Bond Fund of America

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 1,242	Unrealized depreciation[1]	$ 9,824

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	386	Unrealized depreciation on open forward currency contracts	420

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	8,064	Unrealized depreciation[1]	3,263

Swap (bilateral)	Interest	Bilateral swaps, at value	2,015	Bilateral swaps, at value	3,943

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	182

			$11,707		$17,632

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$21,847	Net unrealized appreciation (depreciation) on futures contracts	$21,668

Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(9,144)	Net unrealized appreciation (depreciation) on forward currency contracts	(1,861)

Swap	Interest	Net realized gain (loss) on swap contracts	5,030	Net unrealized appreciation (depreciation) on swap contracts	9,452

Swap	Credit	Net realized gain (loss) on swap contracts	(4,887)	Net unrealized appreciation (depreciation) on swap contracts	(196)

			$12,846		$29,063

Capital World Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Currency	Investment securities	$ 16	Investment securities	$ –

Options purchased (futures style)	Interest	Unrealized appreciation[1]	–	Unrealized depreciation[1]	– [2]

Options written (futures style)	Interest	Unrealized appreciation[1]	28	Unrealized depreciation[1]	–

Futures	Interest	Unrealized appreciation[1]	1,615	Unrealized depreciation[1]	1,631

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2,812	Unrealized depreciation on open forward currency contracts	1,842

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	1,403	Unrealized depreciation[1]	1,055

Swap (bilateral)	Interest	Bilateral swaps, at value	136	Bilateral swaps, at value	2,695

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	24	Unrealized depreciation[1]	201

			$6,034		$7,424

Refer to the end of the table(s) for footnote(s).

333	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Interest	Net realized gain (loss) on investments	$ (46)	Net unrealized appreciation (depreciation) on investments	$ 1

Options purchased (equity style)	Currency	Net realized gain (loss) on investments	159	Net unrealized appreciation (depreciation) on investments	(48)

Options written (equity style)	Currency	Net realized gain (loss) on options written	58	Net unrealized appreciation (depreciation) on options written	60

Options purchased (futures style)	Interest	Net realized gain (loss) on options purchased (futures style)	(586)	Net unrealized appreciation (depreciation) on options purchased (futures style)	– [2]

Options written (futures style)	Interest	Net realized gain (loss) on options written	365	Net unrealized appreciation (depreciation) on options written	28

Futures	Interest	Net realized gain (loss) on futures contracts	7,420	Net unrealized appreciation (depreciation) on futures contracts	1,912

Forward currency	Currency	Net realized gain (loss) on forward currency contracts	(2,268)	Net unrealized appreciation (depreciation) on forward currency contracts	1,027

Swap	Interest	Net realized gain (loss) on swap contracts	(387)	Net unrealized appreciation (depreciation) on swap contracts	3,786

Swap	Credit	Net realized gain (loss) on swap contracts	(441)	Net unrealized appreciation (depreciation) on swap contracts	(64)

			$ 4,274		$6,702

American High-Income Trust

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$15	Unrealized depreciation[1]	$29

Swap (centrally cleared)	Credit	Unrealized appreciation[1]	–	Unrealized depreciation[1]	163

			$15		$192

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$ 293	Net unrealized appreciation (depreciation) on futures contracts	$ 62

Swap	Credit	Net realized gain (loss) on swap contracts	(917)	Net unrealized appreciation (depreciation) on swap contracts	(207)

			$(624)		$(145)

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	334

American Funds Mortgage Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$ 18	Unrealized depreciation[1]	$150

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	127	Unrealized depreciation[1]	1

			$145		$151

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Interest	Net realized gain (loss) on investments	$ (31)	Net unrealized appreciation (depreciation) on investments	$ –

Options written (equity style)	Interest	Net realized gain (loss) on options written	1	Net unrealized appreciation (depreciation) on options written	–

Futures	Interest	Net realized gain (loss) on futures contracts	1,057	Net unrealized appreciation (depreciation) on futures contracts	209

Swap	Interest	Net realized gain (loss) on swap contracts	27	Net unrealized appreciation (depreciation) on swap contracts	(15)

			$1,054		$194
U.S. Government Securities Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Interest	Investment securities	$ 242	Investment securities	$ –

Options written (equity style)	Interest	Options written, at value	–	Options written, at value	81

Futures	Interest	Unrealized appreciation[1]	1,077	Unrealized depreciation[1]	2,291

Swap (centrally cleared)	Interest	Unrealized appreciation[1]	14,953	Unrealized depreciation[1]	3,022

			$16,272		$5,394

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Interest	Net realized gain (loss) on investments	$(1,087)	Net unrealized appreciation (depreciation) on investments	$36

Options written (equity style)	Interest	Net realized gain (loss) on options written	27	Net unrealized appreciation (depreciation) on options written	21

Futures	Interest	Net realized gain (loss) on futures contracts	18,297	Net unrealized appreciation (depreciation) on futures contracts	5,703

Swap	Interest	Net realized gain (loss) on swap contracts	4,094	Net unrealized appreciation (depreciation) on swap contracts	(1,861)

			$21,331		$3,899

Refer to the end of the table(s) for footnote(s).

335	American Funds Insurance Series

Managed Risk Growth Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$1,328	Investment securities from unaffiliated issuers[3]	$–

Futures	Equity	Unrealized appreciation[1]	8	Unrealized appreciation[1]	–

			$1,336		$–

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$(4,185)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$(2,333)

Futures	Currency	Net realized gain (loss) on futures contracts	(357)	Net unrealized appreciation (depreciation) on futures contracts	(4)

Futures	Equity	Net realized gain (loss) on futures contracts	(13,013)	Net unrealized appreciation (depreciation) on futures contracts	(455)

Futures	Interest	Net realized gain (loss) on futures contracts	8	Net unrealized appreciation (depreciation) on futures contracts	4

			$(17,547)		$(2,788)

Managed Risk International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$267	Investment securities from unaffiliated issuers[3]	$–

Futures	Equity	Unrealized appreciation[1]	13	Unrealized depreciation[1]	–

			$280		$–

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$ (997)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$(422)

Futures	Equity	Net realized gain (loss) on futures contracts	(6,096)	Net unrealized appreciation (depreciation) on futures contracts	(91)

Futures	Interest	Net realized gain (loss) on futures contracts	6	Net unrealized appreciation (depreciation) on futures contracts	3

			$(7,087)		$(510)

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	336

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$647	Investment securities from unaffiliated issuers[3]	$–

Futures	Equity	Unrealized appreciation[1]	1	Unrealized depreciation[1]	–

			$648		$–

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$(2,786)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$(1,184)

Futures	Currency	Net realized gain (loss) on futures contracts	(185)	Net unrealized appreciation (depreciation) on futures contracts	–

Futures	Equity	Net realized gain (loss) on futures contracts	(8,674)	Net unrealized appreciation (depreciation) on futures contracts	67

Futures	Interest	Net realized gain (loss) on futures contracts	14	Net unrealized appreciation (depreciation) on futures contracts	8

			$(11,631)		$(1,109)

Managed Risk Growth-Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$7,071	Investment securities from unaffiliated issuers[3]	$–

Futures	Equity	Unrealized appreciation[1]	46	Unrealized depreciation[1]	–

			$7,117		$–

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$(28,619)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$(13,505)

Futures	Currency	Net realized gain (loss) on futures contracts	(1,347)	Net unrealized appreciation (depreciation) on futures contracts	–

Futures	Equity	Net realized gain (loss) on futures contracts	(35,731)	Net unrealized appreciation (depreciation) on futures contracts	1,038

Futures	Interest	Net realized gain (loss) on futures contracts	45	Net unrealized appreciation (depreciation) on futures contracts	25

			$(65,652)		$(12,442)

Refer to the end of the table(s) for footnote(s).

337	American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Equity	Investment securities from unaffiliated issuers[3]	$1,217	Investment securities from unaffiliated issuers[3]	$–

Futures	Equity	Unrealized appreciation[1]	8	Unrealized depreciation[1]	–

			$1,225		$–

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Equity	Net realized gain (loss) on investments in unaffiliated issuers	$(3,827)	Net unrealized appreciation (depreciation) on investments in unaffiliated issuers	$(1,962)

Futures	Currency	Net realized gain (loss) on futures contracts	(513)	Net unrealized appreciation (depreciation) on futures contracts	–

Futures	Equity	Net realized gain (loss) on futures contracts	(47,392)	Net unrealized appreciation (depreciation) on futures contracts	417

Futures	Interest	Net realized gain (loss) on futures contracts	709	Net unrealized appreciation (depreciation) on futures contracts	314

			$(51,023)		$(1,231)

[1]

Includes cumulative appreciation/depreciation on future style options, futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.

[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in each fund’s investment portfolio.

American Funds Insurance Series	338

Collateral – Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of option contracts, futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For options on equity indexes, options on futures, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For options on foreign currencies, forward currency contracts and bilateral swaps, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as cash collateral pledged in each fund’s statement of assets and liabilities.

Rights of offset – Funds that hold forward currency contracts, options on foreign currencies and bilateral swaps have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts, options on foreign currencies and bilateral swaps by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2025, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
Bank of New York Mellon	$22	$ –	$–		$–		$22
BNP Paribas	1	–	–		–		1
Citibank	39	(27)	–		–		12
Goldman Sachs	1	(1)	–		–		–
HSBC Bank	1	–	–		–		1
UBS AG	15	–	–		–		15

Total	$79	$(28)	$–		$–		$51

Liabilities:
Bank of America	$22	$ –	$–		$–		$22
Citibank	27	(27)	–		–		–
Goldman Sachs	1	(1)	–		–		–
JPMorgan Chase	27	–	–		–		27

Total	$77	$(28)	$–		$–		$49

Refer to the end of the table(s) for footnote(s).

339	American Funds Insurance Series

American Funds Global Balanced Fund

	Gross amounts recognized in the statement of assets and liabilities		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty			Available to offset	Non-cash collateral *	Cash collateral	*	Net amount

Assets:
Bank of America	$ 8		$ (8)	$ –	$–		$ –
Barclays Bank PLC	27		(27)	–	–		–
BNP Paribas	–	†	– †	–	–		–
Citibank	79		(79)	–	–		–
Goldman Sachs	116		(67)	–	–		49
HSBC Bank	29		(12)	–	–		17
JPMorgan Chase	2		(2)	–	–		–
Morgan Stanley	4		(4)	–	–		–
UBS AG	2		(2)	–	–		–

Total	$267		$(201)	$ –	$–		$ 66

Liabilities:
Bank of America	$ 26		$ (8)	$(18)	$–		$ –
Barclays Bank PLC	38		(27)	–	–		11
BNP Paribas	8		– †	–	–		8
Citibank	109		(79)	–	–		30
Goldman Sachs	67		(67)	–	–		–
HSBC Bank	12		(12)	–	–		–
JPMorgan Chase	19		(2)	–	–		17
Morgan Stanley	46		(4)	–	–		42
Standard Chartered Bank	3		–	–	–		3
UBS AG	5		(2)	–	–		3

Total	$333		$(201)	$(18)	$–		$114

The Bond Fund of America
	Gross amounts recognized in the statement of assets and liabilities		Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty			Available to offset	Non-cash collateral *	Cash collateral	*	Net amount

Assets:
Bank of America	$ 490		$ (242)	$ (248)	$–		$ –
Barclays Bank PLC	578		(578)	–	–		–
Goldman Sachs	1,285		(1,203)	–	–		82
HSBC Bank	48		–	–	–		48

Total	$2,401		$(2,023)	$ (248)	$–		$130

Liabilities:
Bank of America	$ 242		$ (242)	$ –	$–		$ –
Barclays Bank PLC	1,146		(578)	(568)	–		–
BNP Paribas	1,352		–	(1,353)	–		–
Citibank	255		–	(254)	–		–
Goldman Sachs	1,203		(1,203)	–	–		–
Morgan Stanley	165		–	–	–		165

Total	$4,363		$(2,023)	$(2,175)	$–		$165

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	340

Capital World Bond Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral *	Cash collateral *	Net amount

Assets:
Bank of America	$ 147	$ (147)	$ –	$ –	$ –
Bank of New York Mellon	34	–	–	–	34
Barclays Bank PLC	450	(450)	–	–	–
BNP Paribas	19	(19)	–	–	–
Citibank	608	(608)	–	–	–
Goldman Sachs	381	(381)	–	–	–
HSBC Bank	188	(102)	–	(86)	–
JPMorgan Chase	44	(24)	–	–	20
Morgan Stanley	19	(19)	–	–	–
Standard Chartered Bank	1,035	(59)	(330)	(290)	356
UBS AG	23	(16)	–	–	7

Total	$2,948	$(1,825)	$ (330)	$(376)	$417

Liabilities:
Bank of America	$1,107	$ (147)	$ (948)	$ –	$ 12
Barclays Bank PLC	627	(450)	(177)	–	–
BNP Paribas	65	(19)	–	–	46
Citibank	897	(608)	–	–	289
Goldman Sachs	1,448	(381)	(1,017)	–	50
HSBC Bank	102	(102)	–	–	–
JPMorgan Chase	24	(24)	–	–	–
Morgan Stanley	257	(19)	(238)	–	–
Standard Chartered Bank	59	(59)	–	–	–
UBS AG	16	(16)	–	–	–

Total	$4,602	$(1,825)	$(2,380)	$ –	$397

*Collateral is shown on a settlement basis.

†Amount less than one thousand.

341	American Funds Insurance Series

6. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2025, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds may file for additional reclaims related to prior years (“EU reclaims”). These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2025, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest

Global Growth Fund	$ 587	$ 51	$597
Global Small Capitalization Fund	45	1	1
International Fund	2,072	111	887
New World Fund	231	24	11
Capital Income Builder	18	–	–	*
International Growth and Income Fund	430	5	107

*Amount less than one thousand.

The reclaims and interest are included in dividend income and interest income, respectively, in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The funds generally record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

American Funds Insurance Series	342

Additional tax basis disclosures for each fund as of December 31, 2025, were as follows (dollars in thousands):

	$	$	$	$	$	$
	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund

Undistributed ordinary income	$ 58,118	$ 52,615	$ 328,671	$ 164,687	$ 41,259	$ 40,991
Undistributed long-term capital gains	1,202,418	330,342	4,562,299	532,733	281,284	1,064,187
Capital loss carryforward utilized	–	–	–	206,867	–	–

Gross unrealized appreciation on investments	3,491,592	789,376	32,066,603	2,385,110	1,575,330	4,698,662
Gross unrealized depreciation on investments	(287,030)	(116,954)	(655,627)	(88,696)	(59,715)	(159,517)
Net unrealized appreciation (depreciation) on investments	3,204,562	672,422	31,410,976	2,296,414	1,515,615	4,539,145

Cost of investments	5,937,177	2,386,011	23,343,610	5,201,489	2,553,117	7,417,791

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	(1)	–	2	(1)	–

	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund

Undistributed ordinary income	$ –	$ 16,020	$ 702,034	$ 2,910	$ 15,728	$ 217,220
Undistributed long-term capital gains	–	179,378	2,604,901	–	58,769	2,837,208
Capital loss carryforward[1]	(592)	–	–	(4,662)	–	–
Capital loss carryforward utilized	–	–	–	21,009	6,862	–

Gross unrealized appreciation on investments	9,350	910,098	21,146,735	135,582	454,550	8,582,220
Gross unrealized depreciation on investments	(6,040)	(45,447)	(369,429)	(9,951)	(35,422)	(691,994)
Net unrealized appreciation (depreciation) on investments	3,310	864,651	20,777,306	125,631	419,128	7,890,226

Cost of investments	97,455	1,217,797	22,833,203	278,196	1,250,632	19,857,297

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(14)	1	3	(1)	–	(1)

Refer to the end of the table(s) for footnote(s).

343	American Funds Insurance Series

	$	$	$	$	$	$
	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund

Undistributed ordinary income	$ 3,091	$ 81,931	$ 10,845	$ 12,190	$ 953	$ 1,944
Undistributed long-term capital gains	25,777	–	–	–	–	–
Capital loss carryforward[1]	–	(1,511,983)	(198,979)	(329,593)	(12,321)	(1)
Capital loss carryforward utilized	–	72,789	1,003	–	1,889	–

Gross unrealized appreciation on investments	94,991	158,694	43,122	64,529	1,677	32
Gross unrealized depreciation on investments	(12,752)	(227,608)	(77,373)	(39,750)	(1,122)	(10)
Net unrealized appreciation (depreciation) on investments	82,239	(68,914)	(34,251)	24,779	555	22

Cost of investments	368,808	11,488,814	1,516,353	1,000,940	132,479	308,476

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	–	–	–	–	1	–

	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Undistributed ordinary income	$ 13,856	$ 1,773	$ 1,429	$ 4,281	$ 25,464	$ 23,428
Undistributed long-term capital gains	–	31,113	–	–	284,557	112,392
Capital loss carryforward[1]	(257,785)	–	(21,682)	(1,893)	–	–
Capital loss carryforward utilized	27,799	–	–	20,459	–	–

Gross unrealized appreciation on investments	32,667	132,454	27,401	69,146	317,848	226,986
Gross unrealized depreciation on investments	(47,954)	(48,770)	(20,227)	(24,480)	(67,881)	(39,913)
Net unrealized appreciation (depreciation) on investments	(15,287)	83,684	7,174	44,666	249,967	187,073

Cost of investments	1,936,415	421,427	106,247	270,315	1,838,439	1,289,372

[1]

Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 66,139	$ 455,982	$ 522,121	$ 65,173	$ 99,126	$164,299
Class 1A	749	2,766	3,515	319	536	855
Class 2	53,132	443,236	496,368	57,169	103,301	160,470
Class 4	14,879	130,403	145,282	12,745	23,878	36,623

Total	$134,899	$1,032,387	$1,167,286	$135,406	$226,841	$362,247

American Funds Insurance Series	344

Global Small Capitalization Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 3,919	$19,199	$23,118	$24,044	$21,820	$ 45,864
Class 1A	20	126	146	120	119	239
Class 2	5,919	39,094	45,013	42,943	43,051	85,994
Class 4	766	7,316	8,082	6,428	7,070	13,498

Total	$10,624	$65,735	$76,359	$73,535	$72,060	$145,595

Growth Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$283,031	$1,543,000	$1,826,031	$121,696	$433,019	$ 554,715
Class 1A	4,439	26,100	30,539	1,328	7,268	8,596
Class 2	243,730	1,433,339	1,677,069	72,492	433,759	506,251
Class 3	3,240	18,878	22,118	1,123	5,725	6,848
Class 4	69,855	421,011	490,866	9,370	97,988	107,358

Total	$604,295	$3,442,328	$4,046,623	$206,009	$977,759	$1,183,768

International Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$49,061	$–	$49,061	$46,267	$–	$46,267
Class 1A	205	–	205	157	–	157
Class 2	44,060	–	44,060	40,220	–	40,220
Class 3	210	–	210	191	–	191
Class 4	6,153	–	6,153	4,485	–	4,485

Total	$99,689	$–	$99,689	$91,320	$–	$91,320

New World Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$32,320	$ 71,532	$103,852	$29,713	$ 8,227	$37,940
Class 1A	369	453	822	167	49	216
Class 2	11,967	31,619	43,586	11,293	3,828	15,121
Class 4	11,031	33,694	44,725	9,604	3,785	13,389

Total	$55,687	$137,298	$192,985	$50,777	$15,889	$66,666

345	American Funds Insurance Series

Washington Mutual Investors Fund

	Year ended December 31, 2025						Year ended December 31, 2024

Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$131,443		$397,175		$528,618		$111,395		$50,394	$161,789
Class 1A	661		2,103		2,764		426		202	628
Class 2	57,467		193,815		251,282		46,990		24,567	71,557
Class 4	36,815		127,802		164,617		23,694		12,608	36,302

Total	$226,386		$720,895		$947,281		$182,505		$87,771	$270,276

U.S. Small and Mid Cap Equity Fund

	Year ended December 31, 2025						For the period November 15, 2024[2] to December 31, 2024

Share class	Ordinary income		Long-term capital gains				Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$364		$–	[3]	$364		$ –	[3]	$–	$ –	[3]
Class 1A	–	[3]	–	[3]	–	[3]	–	[3]	–	–	[3]
Class 2	–	[3]	–	[3]	–	[3]	–	[3]	–	–	[3]
Class 4	33		–	[3]	33		13		–	13

Total	$397		$–		$397		$13		$–	$13

Capital World Growth and Income Fund

	Year ended December 31, 2025						Year ended December 31, 2024

Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$ 9,542		$21,740		$31,282		$11,350		$–	$11,350
Class 1A	157		363		520		144		–	144
Class 2	14,202		37,773		51,975		17,039		–	17,039
Class 4	4,099		11,256		15,355		3,943		–	3,943

Total	$28,000		$71,132		$99,132		$32,476		$–	$32,476

Growth-Income Fund

	Year ended December 31, 2025						Year ended December 31, 2024

Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$512,210		$3,878,399		$4,390,609		$338,365		$1,023,186	$1,361,551
Class 1A	901		7,252		8,153		495		1,702	2,197
Class 2	257,694		2,211,126		2,468,820		163,135		597,677	760,812
Class 3	2,899		23,742		26,641		1,879		6,513	8,392
Class 4	50,309		470,380		520,689		26,050		105,495	131,545

Total	$824,013		$6,590,899		$7,414,912		$529,924		$1,734,573	$2,264,497

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	346

International Growth and Income Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 835	$–	$ 835	$ 461	$–	$ 461
Class 1A	211	–	211	156	–	156
Class 2	4,052	–	4,052	3,897	–	3,897
Class 4	4,102	–	4,102	3,584	–	3,584

Total	$9,200	$–	$9,200	$8,098	$–	$8,098

Capital Income Builder

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$25,206	$–	$25,206	$25,390	$–	$25,390
Class 1A	416	–	416	397	–	397
Class 2	618	–	618	575	–	575
Class 4	19,776	–	19,776	19,314	–	19,314

Total	$46,016	$–	$46,016	$45,676	$–	$45,676

Asset Allocation Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$438,651	$1,019,238	$1,457,889	$374,078	$ 678,739	$1,052,817
Class 1A	1,307	2,795	4,102	848	1,422	2,270
Class 2	111,878	280,960	392,838	92,429	187,595	280,024
Class 3	884	2,081	2,965	693	1,326	2,019
Class 4	166,513	445,526	612,039	127,247	278,890	406,137

Total	$719,233	$1,750,600	$2,469,833	$595,295	$1,147,972	$1,743,267

American Funds Global Balanced Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$1,498	$ 3,585	$ 5,083	$1,963	$–	$1,963
Class 1A	60	152	212	64	–	64
Class 2	1,941	5,617	7,558	2,714	–	2,714
Class 4	2,293	6,279	8,572	2,307	–	2,307

Total	$5,792	$15,633	$21,425	$7,048	$–	$7,048

Refer to the end of the table(s) for footnote(s).

347	American Funds Insurance Series

The Bond Fund of America

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$302,949	$–	$302,949	$305,561	$–	$305,561
Class 1A	12,103	–	12,103	8,909	–	8,909
Class 2	115,204	–	115,204	115,243	–	115,243
Class 4	56,394	–	56,394	45,913	–	45,913

Total	$486,650	$–	$486,650	$475,626	$–	$475,626

Capital World Bond Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$19,172	$–	$19,172	$15,387	$–	$15,387
Class 1A	837	–	837	983	–	983
Class 2	22,086	–	22,086	16,410	–	16,410
Class 4	2,211	–	2,211	1,135	–	1,135

Total	$44,306	$–	$44,306	$33,915	$–	$33,915

American High-Income Trust

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$16,430	$–	$16,430	$15,191	$–	$15,191
Class 1A	438	–	438	199	–	199
Class 2	34,271	–	34,271	35,147	–	35,147
Class 3	495	–	495	529	–	529
Class 4	12,704	–	12,704	8,336	–	8,336

Total	$64,338	$–	$64,338	$59,402	$–	$59,402

American Funds Mortgage Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 803	$–	$ 803	$ 804	$–	$ 804
Class 1A	136	–	136	121	–	121
Class 2	1,703	–	1,703	1,928	–	1,928
Class 4	2,473	–	2,473	2,148	–	2,148

Total	$5,115	$–	$5,115	$5,001	$–	$5,001

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	348

Ultra-Short Bond Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 1,510	$–	$ 1,510	$ 1,996	$–	$ 1,996
Class 1A	5	–	5	6	–	6
Class 2	9,131	–	9,131	12,857	–	12,857
Class 3	156	–	156	205	–	205
Class 4	2,138	–	2,138	2,569	–	2,569

Total	$12,940	$–	$12,940	$17,633	$–	$17,633

U.S. Government Securities Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$11,629	$–	$11,629	$11,248	$–	$11,248
Class 1A	12,377	–	12,377	11,344	–	11,344
Class 2	44,749	–	44,749	42,551	–	42,551
Class 3	212	–	212	204	–	204
Class 4	10,129	–	10,129	7,920	–	7,920

Total	$79,096	$–	$79,096	$73,267	$–	$73,267

Managed Risk Growth Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 248	$ 558	$ 806	$ 93	$–	$ 93
Class P2	6,657	21,164	27,821	2,326	–	2,326

Total	$6,905	$21,722	$28,627	$2,419	$–	$2,419

Managed Risk International Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 30	$–	$ 30	$ 29	$–	$ 29
Class P2	1,450	–	1,450	1,532	–	1,532

Total	$1,480	$–	$1,480	$1,561	$–	$1,561

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 58	$–	$ 58	$ 53	$–	$ 53
Class P2	5,902	–	5,902	5,422	–	5,422

Total	$5,960	$–	$5,960	$5,475	$–	$5,475

Refer to the end of the table(s) for footnote(s).

349	American Funds Insurance Series

Managed Risk Growth-Income Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$42,231	$70,237	$112,468	$33,022	$25,142	$58,164
Class P2	5,433	10,214	15,647	4,085	3,659	7,744

Total	$47,664	$80,451	$128,115	$37,107	$28,801	$65,908

Managed Risk Asset Allocation Fund

	Year ended December 31, 2025			Year ended December 31, 2024

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 348	$ 722	$ 1,070	$ 226	$ 138	$ 364
Class P2	46,064	121,132	167,196	39,976	28,786	68,762

Total	$46,412	$121,854	$168,266	$40,202	$28,924	$69,126

2Commencement of operations.

3Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, CCG and AFS are considered related parties to the series.

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers – CRMC is waiving a portion of its investment advisory services fees for some of the funds. For the year ended December 31, 2025, total investment advisory services fees waived by CRMC were $53,879,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

American Funds Insurance Series	350

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2025, before waiver	For the year ended December 31, 2025, after waiver
Fund	Beginning with	Ending with	Up to	In excess of

Global Growth Fund	.475%	.435%	$15.0	$15.0	.475%	.372%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.647	.600
Growth Fund	.500	.275	.6	44.0	.302	.302
International Fund	.478	.430	15.0	21.0	.478	.478
New World Fund	.577	.510	15.0	15.0	.577	.507
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.374	.227
U.S. Small and Mid Cap Equity Fund	.450		all		.450	.450
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.475	.375
Growth-Income Fund	.500	.217	.6	44.0	.249	.249
International Growth and Income Fund	.478	.450	15.0	15.0	.478	.478
Capital Income Builder	.357	.330	15.0	15.0	.357	.227
Asset Allocation Fund	.500	.236	.6	34.0	.264	.264
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.446	.429
The Bond Fund of America	.352	.320	15.0	15.0	.352	.202
Capital World Bond Fund	.431	.360	15.0	15.0	.431	.431
American High-Income Trust	.404	.386	15.0	15.0	.404	.284
American Funds Mortgage Fund	.295	.280	15.0	15.0	.295	.222
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.257	.257
U.S. Government Securities Fund	.295	.280	15.0	15.0	.295	.218
Managed Risk Growth Fund*	.100		all		.150	.100
Managed Risk International Fund*	.100		all		.150	.100
Managed Risk Washington Mutual Investors Fund*	.100		all		.150	.100
Managed Risk Growth-Income Fund*	.100		all		.150	.100
Managed Risk Asset Allocation Fund*	.100		all		.150	.100

*

For a portion of the period CRMC waived a portion of the investment advisory and services fee, such that the fee was reduced from 0.150% to 0.100%. Effective May 1, 2025, the series’ board of trustees approved a revised investment advisory and services agreement for the Managed Risk Funds, removing the 0.050% fee waiver and concurrently reducing the fee for each share class from 0.150% to 0.100%.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits

Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

351	American Funds Insurance Series

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the managed risk funds also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments.

Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon“) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,131
Class 1A	$ –	$ 83	10
Class 2	8,963	Not applicable	1,076
Class 4	2,668	2,668	320

Total class-specific expenses	$11,631	$2,751	$2,537

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 6,865
Class 1A	$ –	$ 1,029	123
Class 2	51,724	Not applicable	6,207
Class 3	507	Not applicable	85
Class 4	15,164	15,164	1,820

Total class-specific expenses	$67,395	$16,193	$15,100

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 581
Class 1A	$ –	$ 44	5
Class 2	2,096	Not applicable	252
Class 4	2,211	2,211	265

Total class-specific expenses	$4,307	$2,255	$1,103

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$257
Class 1A	$ –	$ 15	2
Class 2	4,317	Not applicable	518
Class 4	888	887	106

Total class-specific expenses	$5,205	$902	$883

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 967
Class 1A	$ –	$ 35	4
Class 2	8,442	Not applicable	1,013
Class 3	28	Not applicable	5
Class 4	1,256	1,256	151

Total class-specific expenses	$9,726	$1,291	$2,140

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,913
Class 1A	$ –	$ 84	10
Class 2	7,644	Not applicable	917
Class 4	5,082	5,082	610

Total class-specific expenses	$12,726	$5,166	$3,450

American Funds Insurance Series	352

U.S. Small and Mid Cap Equity Fund

Share class	Distribution services		Insurance administrative services		Administrative services

Class 1	Not applicable		Not applicable		$10
Class 1A	$–		$–	*	–	*
Class 2	–	*	Not applicable		–	*
Class 4	9		8		5

Total class-specific expenses	$9		$8		$15

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 7,452
Class 1A	$ –	$ 119	14
Class 2	34,840	Not applicable	4,181
Class 3	279	Not applicable	47
Class 4	7,386	7,386	886

Total class-specific expenses	$42,505	$7,505	$12,580

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$234
Class 1A	$ –	$ 34	4
Class 2	51	Not applicable	6
Class 4	1,785	1,786	214

Total class-specific expenses	$1,836	$1,820	$458

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 29
Class 1A	$ –	$ 10	1
Class 2	371	Not applicable	45
Class 4	428	428	51

Total class-specific expenses	$799	$438	$126

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$182
Class 1A	$ –	$ 26	3
Class 2	2,607	Not applicable	313
Class 4	776	775	93

Total class-specific expenses	$3,383	$801	$591

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 8
Class 1A	$ –	$ 19	2
Class 2	404	Not applicable	49
Class 4	456	456	55

Total class-specific expenses	$860	$475	$114

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$4,789
Class 1A	$ –	$ 119	14
Class 2	10,837	Not applicable	1,301
Class 3	60	Not applicable	10
Class 4	17,184	17,184	2,062

Total class-specific expenses	$28,081	$17,303	$8,176

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$2,070
Class 1A	$ –	$ 643	77
Class 2	6,831	Not applicable	820
Class 4	3,246	3,247	390

Total class-specific expenses	$10,077	$3,890	$3,357

Refer to the end of the table(s) for footnote(s).

353	American Funds Insurance Series

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$182
Class 1A	$ –	$ 81	10
Class 2	1,893	Not applicable	227
Class 4	176	176	21

Total class-specific expenses	$2,069	$257	$440

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 5
Class 1A	$ –	$ 8	1
Class 2	104	Not applicable	13
Class 4	140	140	17

Total class-specific expenses	$244	$148	$36

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 79
Class 1A	$ –	$ 724	87
Class 2	2,619	Not applicable	314
Class 3	9	Not applicable	1
Class 4	588	588	71

Total class-specific expenses	$3,216	$1,312	$552

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$5
Class P2	$280	280

Total class-specific expenses	$280	$285

American High-Income Trust

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$ 73
Class 1A	$ –	$ 11	1
Class 2	1,338	Not applicable	161
Class 3	15	Not applicable	2
Class 4	497	497	60

Total class-specific expenses	$1,850	$508	$297

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$11
Class 1A	$ –	$ –	*	–	*
Class 2	569	Not applicable		68
Class 3	7	Not applicable		1
Class 4	156	156		19

Total class-specific expenses	$732	$156		$99

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 34
Class P2	$1,243	1,243

Total class-specific expenses	$1,243	$1,277

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$ 6
Class P2	$786	786

Total class-specific expenses	$786	$792

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	354

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,624
Class P2	$662	662

Total class-specific expenses	$662	$5,286

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$30
Class P2	$4,685	4,685

Total class-specific expenses	$4,685	$4,715

*Amount less than one thousand.

Miscellaneous fee reimbursements – CRMC reimbursed a portion of miscellaneous fees and expenses for U.S. Small and Mid Cap Equity Fund and Managed Risk International Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2025, total fees and expenses reimbursed by CRMC were $77,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Increase (decrease) in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$ 21		$ 21		$ 42
Global Small Capitalization Fund	8		7		15
Growth Fund	125		124		249
International Fund	18		17		35
New World Fund	9		9		18
Washington Mutual Investors Fund	29		28		57
U.S. Small and Mid Cap Equity Fund	–	*	–	*	–	*
Capital World Growth and Income Fund	5		5		10
Growth-Income Fund	106		101		207
International Growth and Income Fund	1		1		2
Capital Income Builder	4		4		8
Asset Allocation Fund	69		65		134
American Funds Global Balanced Fund	1		1		2
The Bond Fund of America	28		26		54
Capital World Bond Fund	4		3		7
American High-Income Trust	2		2		4
American Funds Mortgage Fund	–	*	–	*	–	*
Ultra-Short Bond Fund	1		1		2
U.S. Government Securities Fund	5		4		9
Managed Risk Growth Fund	2		1		3
Managed Risk International Fund	1		–	*	1
Managed Risk Washington Mutual Investors Fund	1		1		2
Managed Risk Growth-Income Fund	5		5		10
Managed Risk Asset Allocation Fund	5		4		9

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

355	American Funds Insurance Series

Investments in CCBF and CCF – Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2025 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$147,747	$67,664	$22,487
Global Small Capitalization Fund	27,498	11,204	1,978
Growth Fund	350,283	350,719	70,559
International Fund	110,941	87,605	3,851
New World Fund	24,060	50,564	13,902
Washington Mutual Investors Fund	131,489	156,251	20,344
Capital World Growth and Income Fund	32,218	38,497	8,339
Growth-Income Fund	506,006	592,940	172,397
International Growth and Income Fund	2,294	4,747	363
Capital Income Builder	23,371	19,211	4,803
Asset Allocation Fund	250,712	107,065	54,741
American Funds Global Balanced Fund	3,867	4,371	1,147

Interfund lending – Pursuant to an exemptive order issued by the SEC, each fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. Each fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2025.

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2025.

American Funds Insurance Series	356

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$304,055	8,321	$522,119	15,107	$(541,519)	(14,564)	$284,655	8,864
Class 1A	42,972	1,157	3,516	101	(3,744)	(102)	42,744	1,156
Class 2	35,075	964	496,369	14,649	(528,583)	(14,441)	2,861	1,172
Class 4	180,514	5,009	145,282	4,354	(101,231)	(2,811)	224,565	6,552

Total net increase (decrease)	$562,616	15,451	$1,167,286	34,211	$(1,175,077)	(31,918)	$554,825	17,744

Year ended December 31, 2024
Class 1	$182,743	4,922	$164,299	4,426	$(478,156)	(12,907)	$(131,114)	(3,559)
Class 1A	3,593	97	855	23	(3,164)	(85)	1,284	35
Class 2	64,877	1,789	160,470	4,397	(544,385)	(14,948)	(319,038)	(8,762)
Class 4	187,863	5,186	36,623	1,016	(80,774)	(2,235)	143,712	3,967

Total net increase (decrease)	$439,076	11,994	$362,247	9,862	$(1,106,479)	(30,175)	$(305,156)	(8,319)

Global Small Capitalization Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$66,285	3,641	$22,933	1,232	$(343,352)	(18,170)	$(254,134)	(13,297)
Class 1A	532	29	146	8	(424)	(23)	254	14
Class 2	30,784	1,809	45,015	2,592	(247,355)	(13,805)	(171,556)	(9,404)
Class 4	91,459	5,277	8,081	469	(44,936)	(2,531)	54,604	3,215

Total net increase (decrease)	$189,060	10,756	$76,175	4,301	$(636,067)	(34,529)	$(370,832)	(19,472)

Year ended December 31, 2024
Class 1	$82,737	4,519	$45,699	2,557	$(168,033)	(9,099)	$(39,597)	(2,023)
Class 1A	766	43	239	14	(637)	(35)	368	22
Class 2	58,585	3,367	85,994	5,139	(246,897)	(14,207)	(102,318)	(5,701)
Class 4	41,322	2,398	13,498	810	(37,390)	(2,159)	17,430	1,049

Total net increase (decrease)	$183,410	10,327	$145,430	8,520	$(452,957)	(25,500)	$(124,117)	(6,653)

Refer to the end of the table(s) for footnote(s).

357	American Funds Insurance Series

Growth Fund

	Sales[1]			Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$2,221,332	17,180		$1,824,411	14,872	$(2,853,744)	(22,053)	$1,191,999	9,999
Class 1A	118,725	930		30,539	252	(115,193)	(884)	34,071	298
Class 2	504,023	3,932		1,677,068	13,892	(3,177,573)	(24,443)	(996,482)	(6,619)
Class 3	1,511	12		22,118	178	(36,889)	(277)	(13,260)	(87)
Class 4	1,221,571	9,782		490,866	4,193	(372,784)	(2,965)	1,339,653	11,010

Total net increase (decrease)	$4,067,162	31,836		$4,045,002	33,387	$(6,556,183)	(50,622)	$1,555,981	14,601

Year ended December 31, 2024
Class 1	$1,283,657	11,196		$554,066	4,995	$(2,581,742)	(22,564)	$(744,019)	(6,373)
Class 1A	43,180	381		8,596	79	(33,697)	(304)	18,079	156
Class 2	414,661	3,673		506,251	4,690	(3,189,792)	(28,372)	(2,268,880)	(20,009)
Class 3	1,071	10		6,848	62	(32,036)	(278)	(24,117)	(206)
Class 4	874,214	7,971		107,359	1,032	(368,353)	(3,358)	613,220	5,645

Total net increase (decrease)	$2,616,783	23,231		$1,183,120	10,858	$(6,205,620)	(54,876)	$(2,405,717)	(20,787)

International Fund
	Sales[1]			Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$123,286	6,300		$49,061	2,250	$(619,084)	(30,505)	$(446,737)	(21,955)
Class 1A	1,909	93		205	10	(1,577)	(80)	537	23
Class 2	158,584	8,280		44,060	2,025	(720,522)	(36,038)	(517,878)	(25,733)
Class 3	143	7		210	10	(1,989)	(100)	(1,636)	(83)
Class 4	72,454	3,758		6,153	287	(59,496)	(3,027)	19,111	1,018

Total net increase (decrease)	$356,376	18,438		$99,689	4,582	$(1,402,668)	(69,750)	$(946,603)	(46,730)

Year ended December 31, 2024
Class 1	$103,818	5,617		$46,267	2,445	$(505,047)	(27,104)	$(354,962)	(19,042)
Class 1A	2,421	132		158	9	(2,072)	(114)	507	27
Class 2	294,279	16,201		40,220	2,136	(554,239)	(30,168)	(219,740)	(11,831)
Class 3	2	–	[2]	191	10	(2,572)	(137)	(2,379)	(127)
Class 4	64,019	3,511		4,485	242	(49,713)	(2,726)	18,791	1,027

Total net increase (decrease)	$464,539	25,461		$91,321	4,842	$(1,113,643)	(60,249)	$(557,783)	(29,946)

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	358

New World Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$158,509	5,359	$103,852		3,572		$(340,861)	(11,604)	$(78,500)	(2,673)
Class 1A	18,473	602	822		28		(2,946)	(103)	16,349	527
Class 2	114,042	3,791	43,585		1,527		(173,334)	(5,988)	(15,707)	(670)
Class 4	92,171	3,197	44,726		1,588		(148,239)	(5,158)	(11,342)	(373)

Total net increase (decrease)	$383,195	12,949	$192,985		6,715		$(665,380)	(22,853)	$(89,200)	(3,189)

Year ended December 31, 2024
Class 1	$211,139	7,770	$ 37,940		1,389		$(310,526)	(11,467)	$(61,447)	(2,308)
Class 1A	2,546	92	216		8		(1,406)	(52)	1,356	48
Class 2	97,709	3,717	15,121		562		(163,082)	(6,131)	(50,252)	(1,852)
Class 4	79,272	3,006	13,389		502		(106,780)	(4,055)	(14,119)	(547)

Total net increase (decrease)	$390,666	14,585	$ 66,666		2,461		$(581,794)	(21,705)	$(124,462)	(4,659)

Washington Mutual Investors Fund
	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$140,928	8,311	$526,965		31,376		$(1,006,677)	(57,564)	$(338,784)	(17,877)
Class 1A	6,301	363	2,764		166		(2,905)	(165)	6,160	364
Class 2	90,385	5,278	251,281		15,319		(430,673)	(25,241)	(89,007)	(4,644)
Class 4	377,965	22,441	164,617		10,176		(110,363)	(6,612)	432,219	26,005

Total net increase (decrease)	$615,579	36,393	$945,627		57,037		$(1,550,618)	(89,582)	$10,588	3,848

Year ended December 31, 2024
Class 1	$ 87,079	5,408	$161,220		9,874		$(948,618)	(58,997)	$(700,319)	(43,715)
Class 1A	4,491	279	628		38		(3,232)	(205)	1,887	112
Class 2	56,060	3,529	71,557		4,484		(477,590)	(30,368)	(349,973)	(22,355)
Class 4	260,219	16,589	36,302		2,301		(99,151)	(6,416)	197,370	12,474

Total net increase (decrease)	$407,849	25,805	$269,707		16,697		$(1,528,591)	(95,986)	$(851,035)	(53,484)

U.S. Small and Mid Cap Equity Fund
	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$ 94,466	8,554	$364		32		$ (8,030)	(726)	$86,800	7,860
Class 1A	–	–	–	[2]	–	[2]	–	–	– [2]	–[2]
Class 2	–	–	–	[2]	–	[2]	–	–	– [2]	–[2]
Class 4	14,686	1,364	33		3		(19,609)	(1,843)	(4,890)	(476)

Total net increase (decrease)	$109,152	9,918	$397		35		$(27,639)	(2,569)	$81,910	7,384

For the period November 15, 2024[3] to December 31, 2024
Class 1	$ 10	1	$ –	[2]	–	[2]	$ –	–	$10	1
Class 1A	10	1	–	[2]	–	[2]	–	–	10	1
Class 2	10	1	–	[2]	–	[2]	–	–	10	1
Class 4	14,970	1,497	13		1		–	–	14,983	1,498

Total net increase (decrease)	$ 15,000	1,500	$ 13		1		$ –	–	$15,013	1,501

Refer to the end of the table(s) for footnote(s).

359	American Funds Insurance Series

Capital World Growth and Income Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$ 61,144	3,871	$30,791	1,846	$(173,302)	(10,431)	$ (81,367)	(4,714)
Class 1A	1,669	101	519	31	(625)	(37)	1,563	95
Class 2	28,763	1,702	51,975	3,135	(185,399)	(11,041)	(104,661)	(6,204)
Class 4	58,603	3,584	15,355	952	(32,104)	(1,961)	41,854	2,575

Total net increase (decrease)	$150,179	9,258	$98,640	5,964	$(391,430)	(23,470)	$(142,611)	(8,248)

Year ended December 31, 2024
Class 1	$ 61,832	4,046	$11,187	709	$(124,340)	(8,176)	$(51,321)	(3,421)
Class 1A	1,263	86	144	9	(793)	(51)	614	44
Class 2	14,751	970	17,039	1,085	(177,803)	(11,812)	(146,013)	(9,757)
Class 4	31,604	2,138	3,943	258	(30,478)	(2,080)	5,069	316

Total net increase (decrease)	$109,450	7,240	$32,313	2,061	$(333,414)	(22,119)	$(191,651)	(12,818)

Growth-Income Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$684,973	10,461	$4,387,256	72,937	$(3,619,605)	(54,457)	$1,452,624	28,941
Class 1A	6,675	102	8,152	137	(4,519)	(68)	10,308	171
Class 2	125,378	1,919	2,468,820	42,004	(1,981,266)	(30,316)	612,932	13,607
Class 3	1,554	24	26,641	442	(19,918)	(294)	8,277	172
Class 4	408,921	6,393	520,690	9,074	(327,755)	(5,109)	601,856	10,358

Total net increase (decrease)	$1,227,501	18,899	$7,411,559	124,594	$(5,953,063)	(90,244)	$2,685,997	53,249

Year ended December 31, 2024
Class 1	$332,044	5,020	$1,360,424	21,268	$(3,357,393)	(51,220)	$(1,664,925)	(24,932)
Class 1A	5,383	81	2,198	35	(5,242)	(81)	2,339	35
Class 2	113,447	1,761	760,811	12,154	(2,068,284)	(32,090)	(1,194,026)	(18,175)
Class 3	313	5	8,392	131	(19,777)	(301)	(11,072)	(165)
Class 4	332,452	5,218	131,545	2,144	(199,130)	(3,142)	264,867	4,220

Total net increase (decrease)	$783,639	12,085	$2,263,370	35,732	$(5,649,826)	(86,834)	$(2,602,817)	(39,017)

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	360

International Growth and Income Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$ 21,760	1,847	$ 836	64	$ (11,542)	(986)	$ 11,054	925
Class 1A	1,735	146	211	17	(982)	(83)	964	80
Class 2	6,438	538	4,052	319	(32,846)	(2,832)	(22,356)	(1,975)
Class 4	40,773	3,574	4,102	330	(56,151)	(4,650)	(11,276)	(746)

Total net increase (decrease)	$ 70,706	6,105	$9,201	730	$(101,521)	(8,551)	$(21,614)	(1,716)

Year ended December 31, 2024
Class 1	$3,051	287	$ 461	43	$ (1,958)	(184)	$ 1,554	146
Class 1A	950	92	156	15	(1,296)	(129)	(190)	(22)
Class 2	5,039	489	3,897	378	(25,957)	(2,509)	(17,021)	(1,642)
Class 4	22,262	2,198	3,583	353	(19,235)	(1,887)	6,610	664

Total net increase (decrease)	$ 31,302	3,066	$8,097	789	$ (48,446)	(4,709)	$ (9,047)	(854)

Capital Income Builder
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$ 85,393	6,373	$25,206	1,809	$ (99,423)	(7,387)	$11,176	795
Class 1A	2,260	165	416	30	(1,912)	(141)	764	54
Class 2	2,677	195	618	44	(1,985)	(147)	1,310	92
Class 4	124,148	9,183	19,776	1,420	(100,988)	(7,397)	42,936	3,206

Total net increase (decrease)	$214,478	15,916	$46,016	3,303	$(204,308)	(15,072)	$56,186	4,147

Year ended December 31, 2024
Class 1	$ 55,004	4,532	$25,389	2,057	$ (74,884)	(6,100)	$ 5,509	489
Class 1A	1,738	141	397	32	(825)	(68)	1,310	105
Class 2	3,421	272	575	47	(1,546)	(126)	2,450	193
Class 4	82,282	6,662	19,315	1,565	(75,684)	(6,165)	25,913	2,062

Total net increase (decrease)	$142,445	11,607	$45,676	3,701	$(152,939)	(12,459)	$35,182	2,849

Refer to the end of the table(s) for footnote(s).

361	American Funds Insurance Series

Asset Allocation Fund

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$294,441	11,354	$1,457,889	56,910	$(2,784,021)	(104,912)	$(1,031,691)	(36,648)
Class 1A	12,382	473	4,101	161	(5,261)	(199)	11,222	435
Class 2	79,938	3,065	392,837	15,618	(657,596)	(25,193)	(184,821)	(6,510)
Class 3	598	23	2,965	116	(2,207)	(84)	1,356	55
Class 4	385,083	14,916	612,040	24,612	(768,899)	(29,799)	228,224	9,729

Total net increase (decrease)	$772,442	29,831	$2,469,832	97,417	$(4,217,984)	(160,187)	$(975,710)	(32,939)

Year ended December 31, 2024
Class 1	$189,766	7,473	$1,052,819	42,339	$(2,193,455)	(86,366)	$(950,870)	(36,554)
Class 1A	9,384	373	2,270	91	(5,272)	(211)	6,382	253
Class 2	63,147	2,538	280,024	11,458	(646,053)	(25,867)	(302,882)	(11,871)
Class 3	546	22	2,019	81	(3,219)	(128)	(654)	(25)
Class 4	595,855	24,315	406,136	16,791	(703,265)	(28,339)	298,726	12,767

Total net increase (decrease)	$858,698	34,721	$1,743,268	70,760	$(3,551,264)	(140,911)	$(949,298)	(35,430)

American Funds Global Balanced Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$ 6,531	484	$ 5,082	376	$(20,431)	(1,505)	$ (8,818)	(645)
Class 1A	829	60	212	16	(593)	(44)	448	32
Class 2	4,258	313	7,557	564	(29,048)	(2,132)	(17,233)	(1,255)
Class 4	52,129	3,887	8,574	652	(21,417)	(1,605)	39,286	2,934

Total net increase (decrease)	$63,747	4,744	$21,425	1,608	$(71,489)	(5,286)	$ 13,683	1,066

Year ended December 31, 2024
Class 1	$ 5,008	386	$ 1,963	149	$(13,832)	(1,065)	$ (6,861)	(530)
Class 1A	1,071	82	64	5	(316)	(25)	819	62
Class 2	5,061	388	2,714	208	(26,779)	(2,070)	(19,004)	(1,474)
Class 4	23,792	1,863	2,307	180	(15,540)	(1,226)	10,559	817

Total net increase (decrease)	$34,932	2,719	$ 7,048	542	$(56,467)	(4,386)	$ (14,487)	(1,125)

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	362

The Bond Fund of America

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$ 967,884	101,560	$301,425	31,796	$(1,549,531)	(162,304)	$(280,222)	(28,948)
Class 1A	78,228	8,287	12,103	1,287	(20,799)	(2,206)	69,532	7,368
Class 2	95,476	10,155	115,204	12,362	(327,900)	(34,938)	(117,220)	(12,421)
Class 4	277,694	29,681	56,394	6,089	(125,920)	(13,500)	208,168	22,270
Total net increase (decrease)	$1,419,282	149,683	$485,126	51,534	$(2,024,150)	(212,948)	$(119,742)	(11,731)

Year ended December 31, 2024
Class 1	$ 997,057	104,811	$303,806	32,314	$(1,023,095)	(106,864)	$277,768	30,261
Class 1A	30,267	3,210	8,908	955	(69,212)	(7,414)	(30,037)	(3,249)
Class 2	118,960	12,741	115,243	12,454	(268,162)	(28,438)	(33,959)	(3,243)
Class 4	297,378	31,907	45,913	4,990	(82,229)	(8,801)	261,062	28,096
Total net increase (decrease)	$1,443,662	152,669	$473,870	50,713	$(1,442,698)	(151,517)	$474,834	51,865

Capital World Bond Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$ 81,146	7,964	$19,172	1,887	$(113,554)	(11,168)	$(13,236)	(1,317)
Class 1A	6,629	658	837	83	(19,119)	(1,921)	(11,653)	(1,180)
Class 2	78,645	7,818	22,086	2,199	(148,416)	(14,851)	(47,685)	(4,834)
Class 4	24,427	2,456	2,211	224	(9,368)	(946)	17,270	1,734
Total net increase (decrease)	$190,847	18,896	$44,306	4,393	$(290,457)	(28,886)	$(55,304)	(5,597)

Year ended December 31, 2024
Class 1	$ 50,423	5,049	$15,387	1,561	$(110,677)	(11,006)	$(44,867)	(4,396)
Class 1A	39,370	4,030	983	100	(1,586)	(160)	38,767	3,970
Class 2	107,727	10,975	16,410	1,683	(141,037)	(14,229)	(16,900)	(1,571)
Class 4	13,021	1,348	1,135	119	(7,549)	(775)	6,607	692
Total net increase (decrease)	$210,541	21,402	$33,915	3,463	$(260,849)	(26,170)	$(16,393)	(1,305)

Refer to the end of the table(s) for footnote(s).

363	American Funds Insurance Series

American High-Income Trust

	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$ 34,287	3,728	$16,202	1,746	$(29,101)	(3,085)	$21,388	2,389
Class 1A	5,913	617	438	47	(1,640)	(174)	4,711	490
Class 2	34,261	3,735	34,272	3,796	(79,188)	(8,621)	(10,655)	(1,090)
Class 3	292	31	495	53	(1,072)	(113)	(285)	(29)
Class 4	121,429	11,743	12,704	1,244	(57,610)	(5,614)	76,523	7,373
Total net increase (decrease)	$196,182	19,854	$64,111	6,886	$(168,611)	(17,607)	$91,682	9,133

Year ended December 31, 2024
Class 1	$ 9,340	1,009	$15,096	1,627	$(25,253)	(2,709)	$ (817)	(73)
Class 1A	996	107	199	21	(720)	(77)	475	51
Class 2	18,069	1,979	35,146	3,885	(64,581)	(7,119)	(11,366)	(1,255)
Class 3	151	16	529	57	(1,201)	(130)	(521)	(57)
Class 4	93,982	9,271	8,335	821	(55,362)	(5,531)	46,955	4,561
Total net increase (decrease)	$122,538	12,382	$59,305	6,411	$(147,117)	(15,566)	$34,726	3,227

American Funds Mortgage Fund
	Sales[1]		Reinvestments of distributions		Repurchases[1]		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$ 422	45	$ 803	85	$ (161)	(17)	$ 1,064	113
Class 1A	765	83	136	15	(381)	(41)	520	57
Class 2	2,443	262	1,703	184	(6,870)	(736)	(2,724)	(290)
Class 4	17,888	1,929	2,473	270	(8,887)	(963)	11,474	1,236
Total net increase (decrease)	$21,518	2,319	$5,115	554	$(16,299)	(1,757)	$10,334	1,116

Year ended December 31, 2024
Class 1	$170	18	$ 804	87	$ (279)	(30)	$ 695	75
Class 1A	976	105	121	13	(195)	(21)	902	97
Class 2	3,228	349	1,928	211	(5,636)	(603)	(480)	(43)
Class 4	18,316	1,981	2,148	239	(14,351)	(1,539)	6,113	681
Total net increase (decrease)	$22,690	2,453	$5,001	550	$(20,461)	(2,193)	$ 7,230	810

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	364

Ultra-Short Bond Fund

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$ 12,058	1,051	$ 1,510	134		$(16,422)	(1,436)	$ (2,854)	(251)
Class 1A	–	–	5	–	[2]	–	–	5	– [2]
Class 2	56,142	5,069	9,131	838		(94,607)	(8,552)	(29,334)	(2,645)
Class 3	305	27	156	14		(904)	(81)	(443)	(40)
Class 4	54,897	4,953	2,138	195		(54,897)	(4,931)	2,138	217
Total net increase (decrease)	$123,402	11,100	$12,940	1,181		$(166,830)	(15,000)	$(30,488)	(2,719)

Year ended December 31, 2024
Class 1	$ 16,477	1,429	$ 1,996	176		$(20,160)	(1,740)	$ (1,687)	(135)
Class 1A	–	–	6	1		–	–	6	1
Class 2	57,235	5,128	12,858	1,175		(97,431)	(8,724)	(27,338)	(2,421)
Class 3	370	32	204	19		(841)	(74)	(267)	(23)
Class 4	19,303	1,714	2,569	233		(26,048)	(2,325)	(4,176)	(378)
Total net increase (decrease)	$ 93,385	8,303	$17,633	1,604		$(144,480)	(12,863)	$(33,462)	(2,956)

U.S. Government Securities Fund
	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class 1	$ 69,757	7,044	$11,280	1,145		$(96,647)	(9,743)	$(15,610)	(1,554)
Class 1A	34,073	3,475	12,377	1,264		(41,345)	(4,222)	5,105	517
Class 2	118,543	12,052	44,750	4,609		(191,505)	(19,527)	(28,212)	(2,866)
Class 3	420	42	212	22		(877)	(88)	(245)	(24)
Class 4	114,384	11,659	10,129	1,045		(86,038)	(8,789)	38,475	3,915
Total net increase (decrease)	$337,177	34,272	$78,748	8,085		$(416,412)	(42,369)	$ (487)	(12)

Year ended December 31, 2024
Class 1	$68,973	6,957	$10,757	1,108		$(60,235)	(6,083)	$19,495	1,982
Class 1A	283,124	28,940	11,344	1,174		(6,503)	(659)	287,965	29,455
Class 2	101,793	10,487	42,550	4,440		(132,491)	(13,544)	11,852	1,383
Class 3	881	89	204	21		(1,780)	(181)	(695)	(71)
Class 4	72,367	7,407	7,920	827		(45,157)	(4,667)	35,130	3,567
Total net increase (decrease)	$527,138	53,880	$72,775	7,570		$(246,166)	(25,134)	$ 353,747	36,316

Managed Risk Growth Fund
	Sales		Reinvestments of distributions			Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class P1	$ 906	67	$806	62		$(2,055)	(151)	$ (343)	(22)
Class P2	11,175	851	27,821	2,164		(95,981)	(7,085)	(56,985)	(4,070)
Total net increase (decrease)	$12,081	918	$28,627	2,226		$(98,036)	(7,236)	$ (57,328)	(4,092)

Year ended December 31, 2024
Class P1	$974	79	$93	8		$(2,663)	(220)	$ (1,596)	(133)
Class P2	10,767	875	2,326	197		(100,353)	(8,347)	(87,260)	(7,275)
Total net increase (decrease)	$11,741	954	$2,419	205		$(103,016)	(8,567)	$ (88,856)	(7,408)

Refer to the end of the table(s) for footnote(s).

365	American Funds Insurance Series

Managed Risk International Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class P1	$ 128	15	$ 30	4	$ (215)	(25)	$ (57)	(6)
Class P2	3,091	371	1,450	178	(20,067)	(2,311)	(15,526)	(1,762)
Total net increase (decrease)	$3,219	386	$1,480	182	$(20,282)	(2,336)	$(15,583)	(1,768)

Year ended December 31, 2024
Class P1	$ 146	17	$ 29	3	$ (232)	(27)	$ (57)	(7)
Class P2	5,087	599	1,532	174	(14,961)	(1,722)	(8,342)	(949)
Total net increase (decrease)	$5,233	616	$1,561	177	$(15,193)	(1,749)	$ (8,399)	(956)

Managed Risk Washington Mutual Investors Fund
	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class P1	$ 169	14	$ 58	5	$ (347)	(29)	$ (120)	(10)
Class P2	6,854	561	5,902	497	(45,769)	(3,770)	(33,013)	(2,712)
Total net increase (decrease)	$7,023	575	$5,960	502	$(46,116)	(3,799)	$(33,133)	(2,722)

Year ended December 31, 2024
Class P1	$ 290	26	$ 53	5	$ (607)	(54)	$ (264)	(23)
Class P2	6,900	617	5,422	490	(51,492)	(4,594)	(39,170)	(3,487)
Total net increase (decrease)	$7,190	643	$5,475	495	$(52,099)	(4,648)	$(39,434)	(3,510)

Managed Risk Growth-Income Fund
	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class P1	$28,162	1,984	$112,468	8,142	$(296,821)	(20,511)	$(156,191)	(10,385)
Class P2	3,550	249	15,647	1,145	(47,556)	(3,301)	(28,359)	(1,907)
Total net increase (decrease)	$31,712	2,233	$128,115	9,287	$(344,377)	(23,812)	$(184,550)	(12,292)

Year ended December 31, 2024
Class P1	$16,125	1,168	$ 58,164	4,309	$(346,171)	(25,246)	$(271,882)	(19,769)
Class P2	4,069	297	7,744	582	(53,124)	(3,920)	(41,311)	(3,041)
Total net increase (decrease)	$20,194	1,465	$ 65,908	4,891	$(399,295)	(29,166)	$(313,193)	(22,810)

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	366

Managed Risk Asset Allocation Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2025
Class P1	$26	2	$1,070	86	$(494)	(38)	$602	50
Class P2	18,388	1,464	167,196	13,947	(771,163)	(60,543)	(585,579)	(45,132)

Total net increase (decrease)	$18,414	1,466	$168,266	14,033	$(771,657)	(60,581)	$(584,977)	(45,082)

Year ended December 31, 2024
Class P1	$1,509	116	$365	29	$(1,325)	(108)	$549	37
Class P2	32,478	2,619	68,762	5,709	(396,241)	(32,260)	(295,001)	(23,932)

Total net increase (decrease)	$33,987	2,735	$69,127	5,738	$(397,566)	(32,368)	$(294,452)	(23,895)

1Includes exchanges between share classes of the fund.

2Amount less than one thousand.

3Commencement of operations.

11. Ownership concentration

At December 31, 2025, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 16% and 12% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. Furthermore, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 16% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

In addition, American Funds Insurance Series - Managed Risk Growth Portfolio held aggregate ownership of 88% of the outstanding shares of American Funds Insurance Series - U.S. Small and Mid Cap Equity Fund. The ownership percentage represents the seed money invested in the fund when it began operations. American Funds Insurance Series - U.S. Small and Mid Cap Equity Fund began operations on November 15, 2024.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2025 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$3,656,642	$1,452,423	$13,253,467	$4,365,483	$1,743,062	$4,143,311
Sales of investment securities*	4,157,232	1,904,785	15,938,916	5,008,755	1,945,071	4,942,962
Non-U.S. taxes paid on dividend income	6,075	1,809	5,326	13,842	6,486	1,223
Non-U.S. taxes (refunded) paid on interest income	13	(4)	–	–	73	–
Non-U.S. taxes refunded (paid) on realized gains	(575)	6,710	–	10,979	6,156	–
Non-U.S. taxes provided on unrealized appreciation	4,050	16,423	–	26,206	18,398	–

Refer to the end of the table(s) for footnote(s).

367	American Funds Insurance Series

	U.S. Small and Mid Cap Equity Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund
Purchases of investment securities*	$120,447	$858,369	$10,813,388	$175,002	$768,196	$19,856,310
Sales of investment securities*	40,880	1,049,450	14,833,476	191,476	769,516	23,654,064
Non-U.S. taxes paid on dividend income	–	1,944	4,363	879	1,935	4,168
Non-U.S. taxes (refunded) paid on interest income	–	3	–	–	–	–
Non-U.S. taxes refunded (paid) on realized gains	–	170	–	27	150	–
Non-U.S. taxes provided on unrealized appreciation	–	679	–	253	427	–

	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund
Purchases of investment securities*	$317,783	$12,490,283	$1,356,541	$445,624	$450,360	$–
Sales of investment securities*	335,715	13,383,953	1,521,836	359,070	448,538	–
Non-U.S. taxes paid on dividend income	359	–	–	(9)	–	–
Non-U.S. taxes (refunded) paid on interest income	2	8	65	–	–	–
Non-U.S. taxes refunded (paid) on realized gains	163	–	384	–	–	–
Non-U.S. taxes provided on unrealized appreciation	166	–	133	–	–	–

	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$3,759,879	$157,397	$17,979	$65,380	$583,778	$267,997
Sales of investment securities*	3,982,540	225,452	40,733	93,964	664,906	889,458

*Excludes in-kind transactions, short-term securities and U.S. government obligations, if any.

American Funds Insurance Series	368

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]

Global Growth Fund
Class 1:
12/31/2025	$36.91	$.44	$ 6.92	$ 7.36	$(.60)	$(4.88)	$(5.48)	$38.79	21.98%	$4,115	.52%	.42%	1.18%
12/31/2024	33.92	.44	4.29	4.73	(.67)	(1.07)	(1.74)	36.91	13.94	3,589	.52	.41	1.20
12/31/2023	30.18	.36	6.30	6.66	(.37)	(2.55)	(2.92)	33.92	22.91	3,418	.52	.41	1.13
12/31/2022	45.46	.34	(11.34)	(11.00)	(.31)	(3.97)	(4.28)	30.18	(24.54)	3,104	.53	.46	1.01
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55	.54	.56
Class 1A:
12/31/2025	36.70	.30	6.90	7.20	(.55)	(4.88)	(5.43)	38.47	21.63	66	.77	.67	.81
12/31/2024	33.74	.35	4.26	4.61	(.58)	(1.07)	(1.65)	36.70	13.67	20	.77	.66	.95
12/31/2023	30.04	.28	6.26	6.54	(.29)	(2.55)	(2.84)	33.74	22.60	18	.77	.66	.88
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78	.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80	.79	.33
Class 2:
12/31/2025	36.37	.34	6.79	7.13	(.51)	(4.88)	(5.39)	38.11	21.62	3,725	.77	.67	.93
12/31/2024	33.44	.35	4.22	4.57	(.57)	(1.07)	(1.64)	36.37	13.68	3,512	.77	.66	.95
12/31/2023	29.79	.28	6.21	6.49	(.29)	(2.55)	(2.84)	33.44	22.60	3,522	.77	.66	.88
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78	.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80	.80	.30
Class 4:
12/31/2025	35.93	.24	6.70	6.94	(.44)	(4.88)	(5.32)	37.55	21.34	1,225	1.02	.92	.67
12/31/2024	33.08	.25	4.18	4.43	(.51)	(1.07)	(1.58)	35.93	13.39	937	1.02	.91	.69
12/31/2023	29.51	.20	6.14	6.34	(.22)	(2.55)	(2.77)	33.08	22.29	732	1.02	.91	.63
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07

Refer to the end of the table(s) for footnote(s).

369	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]

Global Small Capitalization Fund
Class 1:
12/31/2025	$18.15	$ .16	$ 2.50	$ 2.66	$(.10)	$ (.40)	$ (.50)	$20.31	14.89%	$ 784	.70%	.65%	.84%
12/31/2024	18.57	.12	.34	.46	(.23)	(.65)	(.88)	18.15	2.59	942	.70	.67	.66
12/31/2023	16.22	.11	2.53	2.64	(.08)	(.21)	(.29)	18.57	16.45	1,001	.70	.65	.63
12/31/2022	34.17	.05	(9.50)	(9.45)	–	(8.50)	(8.50)	16.22	(29.37)	916	.72	.69	.24
12/31/2021	32.64	(.02)	2.32	2.30	–	(.77)	(.77)	34.17	6.98	1,707	.74	.74	(.07)
Class 1A:
12/31/2025	17.88	.11	2.46	2.57	(.06)	(.40)	(.46)	19.99	14.63	6	.95	.90	.58
12/31/2024	18.31	.07	.34	.41	(.19)	(.65)	(.84)	17.88	2.34	5	.95	.92	.40
12/31/2023	16.00	.06	2.50	2.56	(.04)	(.21)	(.25)	18.31	16.15	5	.95	.90	.38
12/31/2022	33.93	-4	(9.43)	(9.43)	–	(8.50)	(8.50)	16.00	(29.54)	4	.97	.94	-5
12/31/2021	32.49	(.07)	2.28	2.21	–	(.77)	(.77)	33.93	6.73	5	.99	.99	(.21)
Class 2:
12/31/2025	17.05	.10	2.35	2.45	(.06)	(.40)	(.46)	19.04	14.64	1,757	.95	.90	.58
12/31/2024	17.50	.07	.32	.39	(.19)	(.65)	(.84)	17.05	2.33	1,733	.95	.92	.41
12/31/2023	15.30	.06	2.39	2.45	(.04)	(.21)	(.25)	17.50	16.17	1,879	.95	.90	.38
12/31/2022	32.94	– [4]	(9.14)	(9.14)	–	(8.50)	(8.50)	15.30	(29.55)	1,762	.97	.94	-5
12/31/2021	31.56	(.10)	2.25	2.15	–	(.77)	(.77)	32.94	6.74	2,521	.99	.99	(.30)
Class 4:
12/31/2025	17.01	.05	2.35	2.40	(.04)	(.40)	(.44)	18.97	14.33	407	1.20	1.15	.31
12/31/2024	17.46	.03	.32	.35	(.15)	(.65)	(.80)	17.01	2.12	310	1.20	1.17	.15
12/31/2023	15.28	.02	2.37	2.39	– [4]	(.21)	(.21)	17.46	15.79	300	1.20	1.15	.13
12/31/2022	32.96	(.05)	(9.13)	(9.18)	–	(8.50)	(8.50)	15.28	(29.69)	261	1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	–	(.77)	(.77)	32.96	6.43	344	1.24	1.24	(.53)

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	370

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets

Growth Fund
Class 1:
12/31/2025	$127.47	$ .36	$ 24.17	$ 24.53	$(.33)	$(10.61)	$(10.94)	$141.06	20.54%	$25,168	.34%	.27%
12/31/2024	99.44	.51	30.78	31.29	(.67)	(2.59)	(3.26)	127.47	31.96	21,469	.34	.45
12/31/2023	76.29	.57	28.16	28.73	(.54)	(5.04)	(5.58)	99.44	38.81	17,382	.35	.65
12/31/2022	127.58	.58	(37.03)	(36.45)	(.53)	(14.31)	(14.84)	76.29	(29.75)	13,660	.35	.64
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34	.37
Class 1A:
12/31/2025	126.11	.03	23.86	23.89	(.21)	(10.61)	(10.82)	139.18	20.24	458	.59	.02
12/31/2024	98.46	.22	30.43	30.65	(.41)	(2.59)	(3.00)	126.11	31.61	377	.59	.20
12/31/2023	75.61	.35	27.88	28.23	(.34)	(5.04)	(5.38)	98.46	38.47	280	.60	.40
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59	.13
Class 2:
12/31/2025	125.79	.03	23.80	23.83	(.21)	(10.61)	(10.82)	138.80	20.24	21,576	.59	.02
12/31/2024	98.20	.22	30.34	30.56	(.38)	(2.59)	(2.97)	125.79	31.61	20,386	.59	.20
12/31/2023	75.41	.35	27.80	28.15	(.32)	(5.04)	(5.36)	98.20	38.49	17,879	.60	.40
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59	.12
Class 3:
12/31/2025	128.88	.13	24.42	24.55	(.22)	(10.61)	(10.83)	142.60	20.32	293	.52	.09
12/31/2024	100.54	.30	31.09	31.39	(.46)	(2.59)	(3.05)	128.88	31.70	276	.52	.27
12/31/2023	77.09	.42	28.45	28.87	(.38)	(5.04)	(5.42)	100.54	38.56	236	.53	.47
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52	.19
Class 4:
12/31/2025	122.38	(.29)	23.08	22.79	(.17)	(10.61)	(10.78)	134.39	19.93	7,184	.84	(.23)
12/31/2024	95.70	(.06)	29.52	29.46	(.19)	(2.59)	(2.78)	122.38	31.29	5,195	.84	(.06)
12/31/2023	73.64	.13	27.12	27.25	(.15)	(5.04)	(5.19)	95.70	38.13	3,522	.85	.15
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84	(.13)

Refer to the end of the table(s) for footnote(s).

371	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets

International Fund
Class 1:
12/31/2025	$17.84	$.35	$ 4.47	$ 4.82	$(.33)	$ –	$ (.33)	$22.33	27.04%	$3,364	.53%	1.79%
12/31/2024	17.50	.23	.38	.61	(.27)	–	(.27)	17.84	3.40	3,080	.52	1.26
12/31/2023	15.31	.25	2.20	2.45	(.26)	–	(.26)	17.50	16.12	3,353	.53	1.50
12/31/2022	22.70	.34	(4.79)	(4.45)	(.34)	(2.60)	(2.94)	15.31	(20.57)	3,157	.54	1.95
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	–	(.65)	22.70	(1.23)	4,747	.55	1.57
Class 1A:
12/31/2025	17.75	.30	4.43	4.73	(.28)	–	(.28)	22.20	26.68	17	.78	1.50
12/31/2024	17.41	.18	.38	.56	(.22)	–	(.22)	17.75	3.17	13	.77	.99
12/31/2023	15.23	.21	2.19	2.40	(.22)	–	(.22)	17.41	15.85	12	.78	1.24
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79	1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	–	(.60)	22.61	(1.47)	12	.80	1.39
Class 2:
12/31/2025	17.75	.30	4.44	4.74	(.27)	–	(.27)	22.22	26.77	3,481	.78	1.54
12/31/2024	17.41	.19	.37	.56	(.22)	–	(.22)	17.75	3.16	3,238	.77	1.00
12/31/2023	15.23	.21	2.19	2.40	(.22)	–	(.22)	17.41	15.84	3,382	.78	1.24
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79	1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	–	(.59)	22.60	(1.49)	4,190	.80	1.35
Class 3:
12/31/2025	17.90	.32	4.48	4.80	(.29)	–	(.29)	22.41	26.85	16	.71	1.61
12/31/2024	17.56	.20	.37	.57	(.23)	–	(.23)	17.90	3.19	15	.70	1.08
12/31/2023	15.35	.22	2.22	2.44	(.23)	–	(.23)	17.56	15.99	17	.71	1.32
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72	1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	–	(.60)	22.76	(1.39)	21	.73	1.41
Class 4:
12/31/2025	17.46	.25	4.36	4.61	(.24)	–	(.24)	21.83	26.41	574	1.03	1.26
12/31/2024	17.13	.14	.37	.51	(.18)	–	(.18)	17.46	2.93	441	1.02	.74
12/31/2023	14.99	.16	2.16	2.32	(.18)	–	(.18)	17.13	15.56	415	1.03	.99
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	–	(.54)	22.31	(1.71)	459	1.05	1.13

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	372

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[2]

New World Fund
Class 1:
12/31/2025	$26.67	$.49	$ 6.93	$ 7.42	$(.41)	$(1.21)	$(1.62)	$32.47	28.60%	$2,103	.65%	.58%	1.66%
12/31/2024	25.48	.43	1.32	1.75	(.44)	(.12)	(.56)	26.67	6.86	1,800	.64	.57	1.60
12/31/2023	22.30	.40	3.19	3.59	(.41)	–	(.41)	25.48	16.22	1,778	.64	.57	1.64
12/31/2022	31.83	.37	(7.17)	(6.80)	(.39)	(2.34)	(2.73)	22.30	(21.86)	1,610	.68	.57	1.48
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74	.56	.88
Class 1A:
12/31/2025	26.53	.37	6.93	7.30	(.37)	(1.21)	(1.58)	32.25	28.27	32	.90	.83	1.25
12/31/2024	25.36	.36	1.31	1.67	(.38)	(.12)	(.50)	26.53	6.58	12	.89	.82	1.33
12/31/2023	22.19	.33	3.20	3.53	(.36)	–	(.36)	25.36	15.98	10	.89	.82	1.38
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93	.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99	.81	.54
Class 2:
12/31/2025	26.33	.41	6.84	7.25	(.34)	(1.21)	(1.55)	32.03	28.29	941	.90	.83	1.41
12/31/2024	25.17	.36	1.30	1.66	(.38)	(.12)	(.50)	26.33	6.55	791	.89	.82	1.36
12/31/2023	22.02	.33	3.17	3.50	(.35)	–	(.35)	25.17	15.99	803	.89	.82	1.39
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93	.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99	.81	.63
Class 4:
12/31/2025	26.09	.33	6.77	7.10	(.27)	(1.21)	(1.48)	31.71	27.92	971	1.15	1.08	1.16
12/31/2024	24.95	.29	1.28	1.57	(.31)	(.12)	(.43)	26.09	6.33	809	1.14	1.07	1.10
12/31/2023	21.84	.27	3.14	3.41	(.30)	–	(.30)	24.95	15.67	787	1.14	1.07	1.14
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38

Refer to the end of the table(s) for footnote(s).

373	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]	Ratio of net income (loss) to average net assets[3]

Washington Mutual Investors Fund
Class 1:
12/31/2025	$16.86	$.29	$ 2.52	$ 2.81	$(.29)	$(1.20)	$(1.49)	$18.18	17.50%	$6,435	.41%	.26%	1.66%
12/31/2024	14.49	.29	2.51	2.80	(.30)	(.13)	(.43)	16.86	19.40	6,269	.41	.26	1.78
12/31/2023	12.69	.28	1.92	2.20	(.28)	(.12)	(.40)	14.49	17.66	6,020	.41	.27	2.07
12/31/2022	18.09	.31	(1.69)	(1.38)	(.30)	(3.72)	(4.02)	12.69	(8.28)	5,507	.41	.26	2.13
12/31/2021	14.35	.29	3.73	4.02	(.28)	–	(.28)	18.09	28.12	6,766	.42	.31	1.79
Class 1A:
12/31/2025	16.79	.24	2.51	2.75	(.25)	(1.20)	(1.45)	18.09	17.21	38	.66	.51	1.41
12/31/2024	14.43	.25	2.50	2.75	(.26)	(.13)	(.39)	16.79	19.15	29	.66	.51	1.53
12/31/2023	12.61	.23	1.92	2.15	(.21)	(.12)	(.33)	14.43	17.29	23	.66	.52	1.77
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	–	(.26)	17.96	27.70	169	.67	.53	1.62
Class 2:
12/31/2025	16.53	.24	2.46	2.70	(.24)	(1.20)	(1.44)	17.79	17.21	3,148	.66	.51	1.41
12/31/2024	14.21	.24	2.47	2.71	(.26)	(.13)	(.39)	16.53	19.14	3,002	.66	.51	1.53
12/31/2023	12.46	.24	1.88	2.12	(.25)	(.12)	(.37)	14.21	17.29	2,899	.66	.52	1.82
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	–	(.24)	17.83	27.78	3,426	.67	.56	1.54
Class 4:
12/31/2025	16.34	.20	2.42	2.62	(.21)	(1.20)	(1.41)	17.55	16.90	2,353	.91	.76	1.16
12/31/2024	14.06	.20	2.44	2.64	(.23)	(.13)	(.36)	16.34	18.85	1,766	.91	.76	1.28
12/31/2023	12.34	.20	1.86	2.06	(.22)	(.12)	(.34)	14.06	16.97	1,344	.91	.77	1.58
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	–	(.21)	17.71	27.51	1,104	.92	.81	1.30

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	374

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[3]		Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]		Ratio of net income (loss) to average net assets[2]

U.S. Small and Mid Cap Equity Fund
Class 1:
12/31/2025	$ 9.71	$.10	$1.45	$1.55	$(.05)	$–[4]	$(.05)	$11.21	15.95%	$88	.59%		.54%		.87%
12/31/2024[6,7]	10.00	.01	(.29)	(.28)	(.01)	–	(.01)	9.71	(2.81)[8]	–9	.59	[10]	.54	[10]	.72	[10]
Class 1A:
12/31/2025	9.71	.08	1.46	1.54	(.04)	–[4]	(.04)	11.21	15.9311	–9	.68	[11]	.54	[11]	.74	[11]
12/31/2024[6,7]	10.00	.01	(.29)	(.28)	(.01)	–	(.01)	9.71	(2.81)[8,11]	–9	.59	[10,11]	.54	[10,11]	.72	[10,11]
Class 2:
12/31/2025	9.71	.08	1.46	1.54	(.04)	–[4]	(.04)	11.21	15.9311	–9	.68	[11]	.54	[11]	.74	[11]
12/31/2024[6,7]	10.00	.01	(.29)	(.28)	(.01)	–	(.01)	9.71	(2.81)[8,11]	–9	.59	[10,11]	.54	[10,11]	.72	[10,11]
Class 4:
12/31/2025	9.71	.07	1.47	1.54	(.03)	–[4]	(.03)	11.22	15.88	12	.77		.63		.64
12/31/2024[6,7]	10.00	.01	(.29)	(.28)	(.01)	–	(.01)	9.71	(2.82)[8,11]	15	.59	[10,11]	.55	[10,11]	.71	[10,11]

Refer to the end of the table(s) for footnote(s).

375	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Ratio of net income (loss) to average net assets[2]

Capital World Growth and Income Fund
Class 1:
12/31/2025	$15.53	$.29	$ 3.51	$ 3.80	$(.28)	$ (.61)	$ (.89)	$18.44	25.16%	$ 622	.52%	.42%	1.70%
12/31/2024	13.85	.27	1.71	1.98	(.30)	–	(.30)	15.53	14.24	597	.52	.42	1.75
12/31/2023	11.67	.27	2.19	2.46	(.28)	–	(.28)	13.85	21.22	579	.52	.41	2.08
12/31/2022	18.42	.32	(3.28)	(2.96)	(.34)	(3.45)	(3.79)	11.67	(17.13)	548	.57	.41	2.36
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63	.47	2.14
Class 1A:
12/31/2025	15.44	.24	3.48	3.72	(.24)	(.61)	(.85)	18.31	24.79	12	.77	.67	1.43
12/31/2024	13.77	.23	1.70	1.93	(.26)	–	(.26)	15.44	14.00	8	.77	.67	1.50
12/31/2023	11.61	.23	2.18	2.41	(.25)	–	(.25)	13.77	20.87	7	.77	.66	1.83
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82	.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88	.70	2.08
Class 2:
12/31/2025	15.49	.24	3.50	3.74	(.24)	(.61)	(.85)	18.38	24.80	1,090	.77	.67	1.45
12/31/2024	13.81	.23	1.71	1.94	(.26)	–	(.26)	15.49	14.00	1,015	.77	.67	1.51
12/31/2023	11.64	.23	2.18	2.41	(.24)	–	(.24)	13.81	20.88	1,040	.77	.66	1.83
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82	.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88	.73	1.85
Class 4:
12/31/2025	15.08	.19	3.40	3.59	(.21)	(.61)	(.82)	17.85	24.46	363	1.02	.92	1.18
12/31/2024	13.46	.18	1.67	1.85	(.23)	–	(.23)	15.08	13.70	268	1.02	.92	1.25
12/31/2023	11.35	.19	2.14	2.33	(.22)	–	(.22)	13.46	20.65	235	1.02	.91	1.57
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	376

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets

Growth-Income Fund
Class 1:
12/31/2025	$69.59	$.78	$10.25	$ 11.03	$(.76)	$(12.13)	$(12.89)	$67.73	18.37%	$25,780	.28%	1.17%
12/31/2024	59.26	.84	13.33	14.17	(.89)	(2.95)	(3.84)	69.59	24.55	24,476	.28	1.28
12/31/2023	50.21	.86	11.96	12.82	(.88)	(2.89)	(3.77)	59.26	26.47	22,319	.29	1.60
12/31/2022	67.35	.85	(11.50)	(10.65)	(.83)	(5.66)	(6.49)	50.21	(16.28)	19,692	.29	1.54
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29	1.28
Class 1A:
12/31/2025	69.10	.61	10.14	10.75	(.61)	(12.13)	(12.74)	67.11	18.06	54	.53	.92
12/31/2024	58.88	.67	13.24	13.91	(.74)	(2.95)	(3.69)	69.10	24.25	44	.53	1.02
12/31/2023	49.93	.72	11.87	12.59	(.75)	(2.89)	(3.64)	58.88	26.12	35	.54	1.35
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53	1.04
Class 2:
12/31/2025	68.38	.60	10.03	10.63	(.60)	(12.13)	(12.73)	66.28	18.06	14,357	.53	.92
12/31/2024	58.30	.66	13.10	13.76	(.73)	(2.95)	(3.68)	68.38	24.23	13,882	.53	1.03
12/31/2023	49.46	.72	11.75	12.47	(.74)	(2.89)	(3.63)	58.30	26.14	12,894	.54	1.35
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54	1.03
Class 3:
12/31/2025	69.76	.66	10.26	10.92	(.64)	(12.13)	(12.77)	67.91	18.13	163	.46	.99
12/31/2024	59.40	.72	13.36	14.08	(.77)	(2.95)	(3.72)	69.76	24.32	155	.46	1.10
12/31/2023	50.33	.77	11.97	12.74	(.78)	(2.89)	(3.67)	59.40	26.23	142	.47	1.42
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47	1.10
Class 4:
12/31/2025	67.14	.43	9.80	10.23	(.47)	(12.13)	(12.60)	64.77	17.77	3,273	.78	.67
12/31/2024	57.34	.49	12.86	13.35	(.60)	(2.95)	(3.55)	67.14	23.93	2,698	.78	.78
12/31/2023	48.72	.57	11.57	12.14	(.63)	(2.89)	(3.52)	57.34	25.82	2,062	.79	1.10
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79	.79

Refer to the end of the table(s) for footnote(s).

377	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Ratio of net income (loss) to average net assets[2]

International Growth and Income Fund
Class 1:
12/31/2025	$10.19	$.33	$ 3.31	$ 3.64	$(.34)	$ –	$ (.34)	$13.49	35.83%	$ 35	.57%	.57%	2.68%
12/31/2024	10.10	.28	.10	.38	(.29)	–	(.29)	10.19	3.64	17	.57	.57	2.62
12/31/2023	8.94	.27	1.15	1.42	(.26)	–	(.26)	10.10	16.08	15	.56	.55	2.82
12/31/2022	19.62	.39	(3.09)	(2.70)	(.28)	(7.70)	(7.98)	8.94	(15.00)	13	.64	.54	3.29
12/31/2021	19.01	.54	.53	1.07	(.46)	–	(.46)	19.62	5.64	30	.67	.67	2.70
Class 1A:
12/31/2025	9.91	.28	3.21	3.49	(.31)	–	(.31)	13.09	35.35	9	.81	.81	2.40
12/31/2024	9.83	.24	.10	.34	(.26)	–	(.26)	9.91	3.39	6	.82	.82	2.34
12/31/2023	8.70	.24	1.13	1.37	(.24)	–	(.24)	9.83	15.92	6	.81	.80	2.54
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88	.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	–	(.60)	19.39	5.39	6	.94	.92	2.50
Class 2:
12/31/2025	9.91	.28	3.22	3.50	(.31)	–	(.31)	13.10	35.41	172	.81	.81	2.44
12/31/2024	9.82	.25	.10	.35	(.26)	–	(.26)	9.91	3.48	150	.82	.82	2.40
12/31/2023	8.70	.24	1.12	1.36	(.24)	–	(.24)	9.82	15.76	165	.81	.80	2.54
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88	.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	–	(.58)	19.38	5.37	211	.93	.92	2.44
Class 4:
12/31/2025	9.74	.25	3.16	3.41	(.28)	–	(.28)	12.87	35.09	189	1.06	1.06	2.18
12/31/2024	9.67	.22	.09	.31	(.24)	–	(.24)	9.74	3.11	150	1.07	1.07	2.13
12/31/2023	8.56	.21	1.12	1.33	(.22)	–	(.22)	9.67	15.66	143	1.06	1.05	2.29
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	–	(.54)	19.23	5.09	132	1.18	1.17	2.21

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	378

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Ratio of net income (loss) to average net assets[2]

Capital Income Builder
Class 1:
12/31/2025	$12.39	$.45	$ 2.09	$2.54	$(.44)	$–	$(.44)	$14.49	20.69%	$841	.40%	.27%	3.29%
12/31/2024	11.63	.42	.79	1.21	(.45)	–	(.45)	12.39	10.45	709	.40	.27	3.44
12/31/2023	10.99	.41	.59	1.00	(.36)	–	(.36)	11.63	9.28	660	.40	.26	3.68
12/31/2022	12.17	.37	(1.21)	(.84)	(.34)	–	(.34)	10.99	(6.90)	586	.44	.26	3.31
12/31/2021	10.87	.37	1.28	1.65	(.35)	–	(.35)	12.17	15.31	563	.53	.27	3.19
Class 1A:
12/31/2025	12.38	.41	2.10	2.51	(.41)	–	(.41)	14.48	20.42	15	.65	.52	3.04
12/31/2024	11.62	.39	.79	1.18	(.42)	–	(.42)	12.38	10.19	13	.65	.52	3.17
12/31/2023	10.98	.38	.59	.97	(.33)	–	(.33)	11.62	9.01	10	.65	.51	3.42
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	–	(.32)	10.98	(7.06)	10	.69	.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	–	(.32)	12.15	14.95	10	.78	.52	2.94
Class 2:
12/31/2025	12.38	.41	2.10	2.51	(.41)	–	(.41)	14.48	20.41	23	.65	.52	3.04
12/31/2024	11.62	.39	.79	1.18	(.42)	–	(.42)	12.38	10.19	18	.65	.52	3.18
12/31/2023	10.98	.38	.59	.97	(.33)	–	(.33)	11.62	9.01	15	.65	.51	3.43
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	–	(.32)	10.98	(7.13)	13	.69	.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	–	(.32)	12.16	14.94	13	.78	.52	2.93
Class 4:
12/31/2025	12.36	.38	2.09	2.47	(.37)	–	(.37)	14.46	20.16	781	.90	.77	2.79
12/31/2024	11.60	.36	.79	1.15	(.39)	–	(.39)	12.36	9.93	629	.90	.77	2.93
12/31/2023	10.96	.35	.59	.94	(.30)	–	(.30)	11.60	8.75	566	.90	.76	3.18
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	–	(.29)	10.96	(7.37)	530	.94	.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	–	(.29)	12.14	14.68	559	1.03	.77	2.69

Refer to the end of the table(s) for footnote(s).

379	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets

Asset Allocation Fund
Class 1:
12/31/2025	$26.04	$.59	$ 3.39	$ 3.98	$(.60)	$(1.91)	$(2.51)	$27.51	16.16%	$15,919	.30%	2.24%
12/31/2024	23.86	.60	3.29	3.89	(.61)	(1.10)	(1.71)	26.04	16.73	16,023	.30	2.36
12/31/2023	22.20	.57	2.54	3.11	(.56)	(.89)	(1.45)	23.86	14.55	15,555	.30	2.49
12/31/2022	29.08	.52	(4.24)	(3.72)	(.51)	(2.65)	(3.16)	22.20	(13.19)	15,138	.30	2.15
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30	1.71
Class 1A:
12/31/2025	25.88	.52	3.36	3.88	(.54)	(1.91)	(2.45)	27.31	15.86	56	.55	1.98
12/31/2024	23.74	.54	3.26	3.80	(.56)	(1.10)	(1.66)	25.88	16.41	42	.55	2.12
12/31/2023	22.10	.51	2.53	3.04	(.51)	(.89)	(1.40)	23.74	14.32	32	.55	2.25
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55	1.49
Class 2:
12/31/2025	25.65	.52	3.32	3.84	(.53)	(1.91)	(2.44)	27.05	15.85	4,401	.55	1.99
12/31/2024	23.53	.53	3.24	3.77	(.55)	(1.10)	(1.65)	25.65	16.44	4,340	.55	2.11
12/31/2023	21.91	.50	2.52	3.02	(.51)	(.89)	(1.40)	23.53	14.27	4,261	.55	2.24
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55	1.46
Class 3:
12/31/2025	26.08	.55	3.38	3.93	(.55)	(1.91)	(2.46)	27.55	15.94	35	.48	2.06
12/31/2024	23.90	.56	3.29	3.85	(.57)	(1.10)	(1.67)	26.08	16.52	32	.48	2.18
12/31/2023	22.23	.53	2.55	3.08	(.52)	(.89)	(1.41)	23.90	14.37	30	.48	2.31
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48	1.53
Class 4:
12/31/2025	25.41	.45	3.29	3.74	(.47)	(1.91)	(2.38)	26.77	15.59	7,264	.80	1.74
12/31/2024	23.34	.46	3.20	3.66	(.49)	(1.10)	(1.59)	25.41	16.11	6,649	.80	1.87
12/31/2023	21.75	.44	2.49	2.93	(.45)	(.89)	(1.34)	23.34	14.02	5,807	.80	1.99
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80	1.22

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	380

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Ratio of net income (loss) to average net assets[2]

American Funds Global Balanced Fund
Class 1:
12/31/2025	$12.96	$.36	$ 1.84	$ 2.20	$(.22)	$(.53)	$(.75)	$14.41	17.42%	$ 97	.52%	.51%	2.63%
12/31/2024	12.37	.34	.52	.86	(.27)	–	(.27)	12.96	6.90	95	.52	.51	2.63
12/31/2023	12.55	.33	1.29	1.62	(.23)	(1.57)	(1.80)	12.37	14.05	98	.53	.52	2.67
12/31/2022	14.73	.26	(2.37)	(2.11)	–	(.07)	(.07)	12.55	(14.33)	96	.59	.58	1.99
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73	.73	1.24
Class 1A:
12/31/2025	12.87	.32	1.84	2.16	(.19)	(.53)	(.72)	14.31	17.21	4	.78	.76	2.36
12/31/2024	12.30	.30	.51	.81	(.24)	–	(.24)	12.87	6.57	4	.78	.77	2.35
12/31/2023	12.49	.29	1.30	1.59	(.21)	(1.57)	(1.78)	12.30	13.77	3	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	–	(.07)	(.07)	12.49	(14.56)	3	.84	.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98	.98	1.02
Class 2:
12/31/2025	12.89	.32	1.84	2.16	(.19)	(.53)	(.72)	14.33	17.14	147	.77	.76	2.38
12/31/2024	12.31	.31	.50	.81	(.23)	–	(.23)	12.89	6.58	149	.77	.76	2.38
12/31/2023	12.49	.30	1.29	1.59	(.20)	(1.57)	(1.77)	12.31	13.83	160	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	–	(.07)	(.07)	12.49	(14.56)	158	.84	.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98	.98	1.01
Class 4:
12/31/2025	12.66	.28	1.82	2.10	(.17)	(.53)	(.70)	14.06	16.96	202	1.03	1.01	2.10
12/31/2024	12.10	.27	.50	.77	(.21)	–	(.21)	12.66	6.32	144	1.02	1.01	2.12
12/31/2023	12.32	.26	1.27	1.53	(.18)	(1.57)	(1.75)	12.10	13.45	128	1.03	1.02	2.17
12/31/2022	14.53	.19	(2.33)	(2.14)	–	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77

Refer to the end of the table(s) for footnote(s).

381	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Ratio of net income (loss) to average net assets[2]

The Bond Fund of America
Class 1:
12/31/2025	$ 9.27	$.43	$ .25	$ .68	$(.43)	$ –	$(.43)	$ 9.52	7.40%	$6,909	.39%	.24%	4.54%
12/31/2024	9.54	.44	(.29)	.15	(.42)	–	(.42)	9.27	1.50	6,992	.39	.24	4.60
12/31/2023	9.41	.39	.09	.48	(.35)	–	(.35)	9.54	5.21	6,908	.39	.20	4.15
12/31/2022	11.21	.31	(1.67)	(1.36)	(.32)	(.12)	(.44)	9.41	(12.26)	6,370	.39	.20	3.09
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39	.26	1.84
Class 1A:
12/31/2025	9.20	.41	.25	.66	(.41)	–	(.41)	9.45	7.24	297	.64	.49	4.28
12/31/2024	9.47	.41	(.29)	.12	(.39)	–	(.39)	9.20	1.23	221	.64	.49	4.35
12/31/2023	9.35	.37	.08	.45	(.33)	–	(.33)	9.47	4.89	258	.64	.45	3.90
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64	.51	1.59
Class 2:
12/31/2025	9.12	.40	.26	.66	(.41)	–	(.41)	9.37	7.26	2,724	.64	.49	4.29
12/31/2024	9.40	.41	(.30)	.11	(.39)	–	(.39)	9.12	1.16	2,766	.64	.49	4.35
12/31/2023	9.27	.36	.10	.46	(.33)	–	(.33)	9.40	5.02	2,879	.64	.45	3.89
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64	.52	1.57
Class 4:
12/31/2025	9.07	.38	.25	.63	(.39)	–	(.39)	9.31	6.98	1,426	.89	.74	4.04
12/31/2024	9.35	.38	(.29)	.09	(.37)	–	(.37)	9.07	.98	1,188	.89	.74	4.10
12/31/2023	9.23	.34	.09	.43	(.31)	–	(.31)	9.35	4.72	963	.89	.70	3.66
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89	.76	1.34

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	382

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Ratio of net income (loss) to average net assets[2]

Capital World Bond Fund
Class 1:
12/31/2025	$ 9.63	$.41	$ .51	$ .92	$(.33)	$ –	$(.33)	$10.22	9.55%	$ 611	.48%	.48%	4.07%
12/31/2024	10.16	.42	(.70)	(.28)	(.25)	–	(.25)	9.63	(2.76)	588	.48	.48	4.20
12/31/2023	9.55	.32	.29	.61	–	–	–	10.16	6.39	665	.48	.48	3.33
12/31/2022	11.79	.25	(2.30)	(2.05)	(.03)	(.16)	(.19)	9.55	(17.43)	663	.51	.48	2.43
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60	.50	2.06
Class 1A:
12/31/2025	9.54	.39	.50	.89	(.30)	–	(.30)	10.13	9.31	30	.73	.73	3.84
12/31/2024	10.08	.40	(.69)	(.29)	(.25)	–	(.25)	9.54	(2.97)	39	.74	.74	4.05
12/31/2023	9.50	.30	.28	.58	–	–	–	10.08	6.11	1	.73	.73	3.08
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76	.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85	.75	1.85
Class 2:
12/31/2025	9.52	.38	.50	.88	(.30)	–	(.30)	10.10	9.39	758	.73	.73	3.82
12/31/2024	10.03	.39	(.69)	(.30)	(.21)	–	(.21)	9.52	(3.04)	761	.73	.73	3.95
12/31/2023	9.45	.29	.29	.58	–	–	–	10.03	6.14	817	.73	.73	3.08
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76	.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85	.75	1.82
Class 4:
12/31/2025	9.37	.35	.49	.84	(.28)	–	(.28)	9.93	9.03	81	.98	.98	3.56
12/31/2024	9.88	.36	(.68)	(.32)	(.19)	–	(.19)	9.37	(3.32)	60	.98	.98	3.70
12/31/2023	9.33	.27	.28	.55	–	–	–	9.88	5.89	57	.98	.98	2.84
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57

Refer to the end of the table(s) for footnote(s).

383	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[3]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,3]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Ratio of net income (loss) to average net assets[2]

American High-Income Trust
Class 1:
12/31/2025	$ 9.19	$.64	$ .13	$ .77	$(.63)	$–	$(.63)	$ 9.33	8.52%	$255	.45%	.33%	6.81%
12/31/2024	8.94	.65	.24	.89	(.64)	–	(.64)	9.19	9.92	229	.45	.32	6.96
12/31/2023	8.53	.63	.43	1.06	(.65)	–	(.65)	8.94	12.69	223	.45	.31	7.10
12/31/2022	10.19	.56	(1.47)	(.91)	(.75)	–	(.75)	8.53	(9.01)	224	.47	.32	5.95
12/31/2021	9.80	.51	.34	.85	(.46)	–	(.46)	10.19	8.74	278	.53	.37	4.95
Class 1A:
12/31/2025	9.15	.61	.13	.74	(.62)	–	(.62)	9.27	8.19	8	.70	.58	6.50
12/31/2024	8.90	.62	.25	.87	(.62)	–	(.62)	9.15	9.73	3	.70	.57	6.71
12/31/2023	8.51	.61	.41	1.02	(.63)	–	(.63)	8.90	12.40	3	.70	.56	6.90
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	–	(.72)	8.51	(9.29)	1	.72	.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	–	(.44)	10.16	8.42	1	.78	.64	4.75
Class 2:
12/31/2025	8.96	.60	.13	.73	(.61)	–	(.61)	9.08	8.24	533	.70	.58	6.57
12/31/2024	8.73	.61	.23	.84	(.61)	–	(.61)	8.96	9.67	536	.70	.57	6.70
12/31/2023	8.35	.59	.41	1.00	(.62)	–	(.62)	8.73	12.45	533	.70	.56	6.85
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	–	(.72)	8.35	(9.26)	521	.72	.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	–	(.44)	9.98	8.42	673	.78	.65	4.80
Class 3:
12/31/2025	9.25	.63	.13	.76	(.62)	–	(.62)	9.39	8.26	8	.63	.51	6.64
12/31/2024	8.99	.63	.25	.88	(.62)	–	(.62)	9.25	9.79	8	.63	.50	6.77
12/31/2023	8.58	.61	.43	1.04	(.63)	–	(.63)	8.99	12.54	8	.63	.49	6.91
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	–	(.73)	8.58	(9.25)	9	.65	.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	–	(.44)	10.24	8.60	10	.71	.58	4.86
Class 4:
12/31/2025	10.07	.65	.14	.79	(.59)	–	(.59)	10.27	7.93	235	.95	.83	6.29
12/31/2024	9.75	.65	.27	.92	(.60)	–	(.60)	10.07	9.39	156	.95	.82	6.45
12/31/2023	9.26	.63	.46	1.09	(.60)	–	(.60)	9.75	12.18	107	.95	.81	6.62
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	–	(.70)	9.26	(9.53)	77	.97	.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	–	(.41)	10.99	8.18	90	1.03	.89	4.52

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	384

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments	Ratio of expenses to average net assets after waivers/ reimburse- ments[2]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Ratio of net income (loss) to average net assets[2]

American Funds Mortgage Fund
Class 1:
12/31/2025	$ 9.08	$.46	$ .34	$ .80	$(.42)	$ —	$(.42)	$ 9.46	8.92%	$ 19	.39%	.32%	4.84%
12/31/2024	9.44	.47	(.38)	.09	(.45)	—	(.45)	9.08	.93	17	.39	.31	5.04
12/31/2023	9.45	.45	(.08)	.37	(.38)	—	(.38)	9.44	4.03	17	.41	.29	4.76
12/31/2022	10.63	.07	(1.10)	(1.03)	(.15)	—	(.15)	9.45	(9.76)	1	.45	.25	.70
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49	.29	.58

Class 1A:
12/31/2025	8.96	.43	.33	.76	(.40)	—	(.40)	9.32	8.57	3	.64	.57	4.59
12/31/2024	9.32	.44	(.37)	.07	(.43)	—	(.43)	8.96	.74	3	.64	.56	4.78
12/31/2023	9.34	.41	(.07)	.34	(.36)	—	(.36)	9.32	3.72	2	.65	.53	4.38
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	—	(.20)	9.34	(10.03)	2	.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74	.54	.33

Class 2:
12/31/2025	8.98	.43	.34	.77	(.40)	—	(.40)	9.35	8.63	41	.64	.56	4.60
12/31/2024	9.34	.45	(.38)	.07	(.43)	—	(.43)	8.98	.68	42	.64	.56	4.79
12/31/2023	9.36	.41	(.07)	.34	(.36)	—	(.36)	9.34	3.68	44	.64	.52	4.35
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	—	(.20)	9.36	(9.94)	46	.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74	.54	.33

Class 4:
12/31/2025	8.86	.40	.33	.73	(.38)	—	(.38)	9.21	8.32	63	.89	.82	4.33
12/31/2024	9.23	.42	(.38)	.04	(.41)	—	(.41)	8.86	.35	49	.89	.82	4.53
12/31/2023	9.25	.38	(.06)	.32	(.34)	—	(.34)	9.23	3.51	45	.90	.78	4.12
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	—	(.18)	9.25	(10.16)	40	.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99	.79	.08

Refer to the end of the table(s) for footnote(s).

385	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund
Class 1:
12/31/2025	$11.31	$ .46	$ .01		$ .47	$(.50)	$—	$(.50)	$11.28	4.15%	$ 36		.31%	4.01%
12/31/2024	11.35	.58	(.01)		.57	(.61)	—	(.61)	11.31	5.08	39		.30	4.98
12/31/2023	11.35	.55	.01		.56	(.56)	—	(.56)	11.35	4.94	40		.30	4.81
12/31/2022	11.27	.17	(.01)		.16	(.08)	—	(.08)	11.35	1.42	51		.32	1.48
12/31/2021	11.31	(.03)	(.01)		(.04)	—	—	—	11.27	(.35)	37		.37	(.28)

Class 1A:
12/31/2025	11.31	.43	.01		.44	(.47)	—	(.47)	11.28	3.92	—	[9]	.53	3.78
12/31/2024	11.35	.55	—	[4]	.55	(.59)	—	(.59)	11.31	4.86	—	[9]	.53	4.74
12/31/2023	11.35	.54	—		.54	(.54)	—	(.54)	11.35	4.79	—	[9]	.53	4.69
12/31/2022	11.28	.16	(.01)		.15	(.08)	—	(.08)	11.35	1.32	—	[9]	.31	1.40
12/31/2021	11.31	(.03)	—	[4]	(.03)	—	—	—	11.28	(.27)	—	[9]	.36	(.28)

Class 2:
12/31/2025	10.93	.42	—	[4]	.42	(.47)	—	(.47)	10.88	3.83	215		.56	3.77
12/31/2024	10.98	.53	—	[4]	.53	(.58)	—	(.58)	10.93	4.89	245		.55	4.73
12/31/2023	11.00	.51	—	[4]	.51	(.53)	—	(.53)	10.98	4.64	273		.55	4.56
12/31/2022	10.93	.13	—	[4]	.13	(.06)	—	(.06)	11.00	1.17	297		.57	1.23
12/31/2021	10.99	(.06)	—	[4]	(.06)	—	—	—	10.93	(.55)	245		.62	(.53)

Class 3:
12/31/2025	11.08	.43	—	[4]	.43	(.48)	—	(.48)	11.03	3.86	4		.49	3.84
12/31/2024	11.13	.54	—	[4]	.54	(.59)	—	(.59)	11.08	4.91	4		.48	4.79
12/31/2023	11.14	.52	.01		.53	(.54)	—	(.54)	11.13	4.75	4		.48	4.64
12/31/2022	11.07	.13	—	[4]	.13	(.06)	—	(.06)	11.14	1.19	4		.50	1.19
12/31/2021	11.12	(.05)	—	[4]	(.05)	—	—	—	11.07	(.45)	5		.55	(.46)

Class 4:
12/31/2025	11.00	.39	—	[4]	.39	(.43)	—	(.43)	10.96	3.59	53		.81	3.52
12/31/2024	11.05	.50	.01		.51	(.56)	—	(.56)	11.00	4.62	51		.80	4.47
12/31/2023	11.05	.48	.01		.49	(.49)	—	(.49)	11.05	4.44	56		.80	4.28
12/31/2022	11.00	.12	(.03)		.09	(.04)	—	(.04)	11.05	.83	80		.82	1.05
12/31/2021	11.08	(.09)	.01		(.08)	—	—	—	11.00	(.72)	46		.87	(.79)

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	386

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments	Ratio of expenses to average net assets after waivers/ reimburse- ments[2]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Ratio of net income (loss) to average net assets[2]

U.S. Government Securities Fund
Class 1:
12/31/2025	$ 9.59	$.43	$ .33	$ .76	$(.45)	$ —	$ (.45)	$ 9.90	8.01%	$ 261	.33%	.26%	4.35%
12/31/2024	9.91	.45	(.35)	.10	(.42)	—	(.42)	9.59	.99	268	.33	.27	4.53
12/31/2023	9.99	.40	(.09)	.31	(.39)	—	(.39)	9.91	3.21	257	.33	.21	4.05
12/31/2022	11.67	.32	(1.56)	(1.24)	(.44)	—	(.44)	9.99	(10.75)	242	.36	.22	2.90
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39	.29	1.50

Class 1A:
12/31/2025	9.53	.41	.33	.74	(.43)	—	(.43)	9.84	7.80	300	.58	.51	4.10
12/31/2024	9.87	.42	(.35)	.07	(.41)	—	(.41)	9.53	.70	286	.58	.51	4.23
12/31/2023	9.96	.38	(.10)	.28	(.37)	—	(.37)	9.87	2.88	5	.58	.46	3.83
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	—	(.41)	9.96	(10.93)	4	.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64	.53	1.28

Class 2:
12/31/2025	9.46	.40	.33	.73	(.43)	—	(.43)	9.76	7.75	1,056	.58	.51	4.10
12/31/2024	9.78	.42	(.34)	.08	(.40)	—	(.40)	9.46	.75	1,051	.58	.52	4.28
12/31/2023	9.87	.37	(.09)	.28	(.37)	—	(.37)	9.78	2.89	1,073	.58	.46	3.80
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	—	(.41)	9.87	(10.95)	1,059	.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64	.54	1.24

Class 3:
12/31/2025	9.62	.42	.32	.74	(.43)	—	(.43)	9.93	7.78	5	.51	.44	4.17
12/31/2024	9.94	.43	(.35)	.08	(.40)	—	(.40)	9.62	.79	5	.51	.44	4.35
12/31/2023	10.02	.39	(.10)	.29	(.37)	—	(.37)	9.94	3.00	6	.51	.39	3.85
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	—	(.41)	10.02	(10.90)	6	.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57	.47	1.31

Class 4:
12/31/2025	9.44	.38	.33	.71	(.41)	—	(.41)	9.74	7.54	255	.83	.76	3.85
12/31/2024	9.77	.39	(.34)	.05	(.38)	—	(.38)	9.44	.44	210	.83	.77	4.02
12/31/2023	9.86	.35	(.10)	.25	(.34)	—	(.34)	9.77	2.62	183	.83	.71	3.54
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	—	(.38)	9.86	(11.19)	190	.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89	.79	.98

Refer to the end of the table(s) for footnote(s).

387	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[12]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,12]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Net effective expense ratio[2,13,14]	Ratio of net income (loss) to average net assets[2]

Managed Risk Growth Fund
Class P1:
12/31/2025	$13.35	$ .06	$ 1.67	$ 1.73	$(.25)	$ (.57)	$ (.82)	$14.26	13.63%	$ 14	.38%	.36%	.67%	.47%
12/31/2024	10.86	.10	2.48	2.58	(.09)	—	(.09)	13.35	23.82	14	.42	.37	.69	.81
12/31/2023	11.37	.08	2.28	2.36	(.08)	(2.79)	(2.87)	10.86	23.77	13	.42	.37	.70	.77
12/31/2022	18.53	.06	(4.46)	(4.40)	(.22)	(2.54)	(2.76)	11.37	(24.62)	9	.41	.36	.68	.47
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13	.41	.36	.69	.19

Class P2:
12/31/2025	13.19	.03	1.66	1.69	(.19)	(.57)	(.76)	14.12	13.41	491	.63	.62	.93	.21
12/31/2024	10.73	.06	2.46	2.52	(.06)	—	(.06)	13.19	23.50	513	.67	.62	.94	.52
12/31/2023	11.28	.05	2.26	2.31	(.07)	(2.79)	(2.86)	10.73	23.50	495	.67	.62	.95	.43
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445	.67	.62	.94	.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584	.67	.62	.95	(.07)

Managed Risk International Fund
Class P1:
12/31/2025	$ 8.23	$ .14	$ 1.10	$ 1.24	$(.13)	$ —	$ (.13)	$ 9.34	15.33%	$ 2	.41%	.36%	.83%	1.58%
12/31/2024	8.36	.13	(.12)	.01	(.14)	—	(.14)	8.23	(.05)	2	.46	.37	.84	1.50
12/31/2023	8.61	.13	.41	.54	(.15)	(.64)	(.79)	8.36	6.36	2	.46	.36	.84	1.60
12/31/2022	10.55	.15	(1.75)	(1.60)	(.34)	—	(.34)	8.61	(15.27)	2	.44	.37	.85	1.70
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	—	(.09)	10.55	(3.92)	2	.44	.36	.86	2.12

Class P2:
12/31/2025	8.18	.10	1.12	1.22	(.11)	—	(.11)	9.29	15.09	111	.68	.63	1.10	1.23
12/31/2024	8.32	.10	(.13)	(.03)	(.11)	—	(.11)	8.18	(.45)	112	.72	.63	1.10	1.19
12/31/2023	8.58	.10	.42	.52	(.14)	(.64)	(.78)	8.32	6.22	122	.73	.63	1.11	1.21
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	—	(.28)	8.58	(15.54)	124	.70	.63	1.11	1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160	.71	.63	1.13	1.79

Managed Risk Washington Mutual Investors Fund
Class P1:
12/31/2025	$11.76	$ .20	$ 1.07	$ 1.27	$(.26)	$ —	$ (.26)	$12.77	10.95%	$ 3	.37%	.36%	.61%	1.64%
12/31/2024	10.50	.20	1.28	1.48	(.22)	—	(.22)	11.76	14.20	3	.41	.36	.61	1.80
12/31/2023	11.24	.20	.79	.99	(.24)	(1.49)	(1.73)	10.50	10.04	3	.42	.37	.63	1.91
12/31/2022	12.95	.23	(1.38)	(1.15)	(.56)	—	(.56)	11.24	(8.92)	3	.41	.36	.60	1.96
12/31/2021	11.24	.16	1.79	1.95	(.24)	—	(.24)	12.95	17.46	2	.41	.36	.66	1.33

Class P2:
12/31/2025	11.69	.16	1.07	1.23	(.23)	—	(.23)	12.69	10.65	312	.64	.63	.88	1.34
12/31/2024	10.43	.17	1.28	1.45	(.19)	—	(.19)	11.69	13.99	319	.68	.63	.88	1.51
12/31/2023	11.18	.18	.77	.95	(.21)	(1.49)	(1.70)	10.43	9.73	322	.68	.63	.89	1.71
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	—	(.52)	11.18	(9.16)	321	.67	.62	.86	1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	—	(.20)	12.88	17.11	371	.68	.62	.92	.91

Refer to the end of the table(s) for footnote(s).

American Funds Insurance Series	388

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses to average net assets before waivers/ reimburse- ments[12]	Ratio of expenses to average net assets after waivers/ reimburse- ments[2,12]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)			Net effective expense ratio[2,13,14]	Ratio of net income (loss) to average net assets[2]

Managed Risk Growth-Income Fund
Class P1:
12/31/2025	$14.35	$.20	$ 1.36	$ 1.56	$(.34)	$ (.56)	$ (.90)	$15.01	11.45%	$1,834	.37%	.36%	.63%	1.35%
12/31/2024	12.53	.21	2.02	2.23	(.23)	(.18)	(.41)	14.35	18.03	1,903	.41	.36	.63	1.55
12/31/2023	12.51	.20	1.65	1.85	(.21)	(1.62)	(1.83)	12.53	16.17	1,910	.41	.36	.63	1.64
12/31/2022	15.73	.18	(2.79)	(2.61)	(.30)	(.31)	(.61)	12.51	(16.74)	1,833	.41	.36	.62	1.33
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41	.36	.64	.96

Class P2:
12/31/2025	14.25	.16	1.35	1.51	(.30)	(.56)	(.86)	14.90	11.17	258	.62	.61	.88	1.10
12/31/2024	12.45	.17	2.01	2.18	(.20)	(.18)	(.38)	14.25	17.69	274	.66	.61	.88	1.29
12/31/2023	12.44	.17	1.64	1.81	(.18)	(1.62)	(1.80)	12.45	15.90	277	.66	.61	.88	1.39
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66	.61	.87	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.89	.70

Managed Risk Asset Allocation Fund
Class P1:
12/31/2025	$13.20	$.26	$ 1.22	$ 1.48	$(.39)	$ (.83)	$(1.22)	$13.46	12.01%	$ 13	.38%	.36%	.65%	1.96%
12/31/2024	11.90	.29	1.45	1.74	(.27)	(.17)	(.44)	13.20	14.90	12	.41	.36	.65	2.28
12/31/2023	12.43	.31	.87	1.18	(.26)	(1.45)	(1.71)	11.90	10.51	10	.41	.36	.66	2.61
12/31/2022	15.33	.24	(2.34)	(2.10)	(.32)	(.48)	(.80)	12.43	(13.75)	7	.41	.36	.65	1.80
12/31/2021	13.84	.21	1.55	1.76	(.27)	—	(.27)	15.33	12.82	7	.41	.36	.66	1.43

Class P2:
12/31/2025	12.78	.17	1.22	1.39	(.34)	(.83)	(1.17)	13.00	11.67	1,463	.63	.61	.90	1.30
12/31/2024	11.53	.22	1.44	1.66	(.24)	(.17)	(.41)	12.78	14.63	2,014	.66	.61	.90	1.81
12/31/2023	12.09	.21	.90	1.11	(.22)	(1.45)	(1.67)	11.53	10.23	2,093	.66	.61	.91	1.86
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66	.61	.90	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03

Refer to the end of the table(s) for footnote(s).

389	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Year ended December 31,
excluding mortgage dollar roll transactions[15,16]	2025[17]	2024	2023	2022	2021

Capital Income Builder	72%	49%	59%	48%	60%
Asset Allocation Fund	72	43	54	42	45
American Funds Global Balanced Fund	57	55	43	111	36
The Bond Fund of America	159	102	129	77	87
Capital World Bond Fund	59	54	110	114	64
American Funds Mortgage Fund	65	52	85	56	38
U.S. Government Securities Fund	44	43	113	77	126

Portfolio turnover rate for all share classes	Year ended December 31,
including mortgage dollar roll transactions, if any[15,16]	2025[17]	2024	2023	2022	2021

Global Growth Fund	45%	41%	29%	29%	18%
Global Small Capitalization Fund	51	47	36	40	29
Growth Fund	27	23	23	29	25
International Fund	63	35	28	42	44
New World Fund	49	55	36	40	43
Washington Mutual Investors Fund	37	31	29	30	90
Capital World Growth and Income Fund	45	34	29	42	85
Growth-Income Fund	27	45	26	25	24
International Growth and Income Fund	48	39	38	48	41
Capital Income Builder	87	107	149	126	93
Asset Allocation Fund	115	129	159	118	124
American Funds Global Balanced Fund	86	141	103	126	39
The Bond Fund of America	247	398	545	415	456
Capital World Bond Fund	106	269	286	188	91
American High-Income Trust	39	45	40	34	56
American Funds Mortgage Fund	421	644	1053	1141	975
U.S. Government Securities Fund	253	398	744	695	433
Ultra-Short Bond Fund	–[18]	–[18]	–[18]	–[18]	–[18]
U.S. Small and Mid Cap Equity Fund	82	4[6,7,8]
Managed Risk Growth Fund	32	14	39	97	32
Managed Risk International Fund	17	11	27	82	24
Managed Risk Washington Mutual Investors Fund	22	8	19	70	16
Managed Risk Growth-Income Fund	29	13	21	67	13
Managed Risk Asset Allocation Fund	15	7	13	48	5

1Based on average shares outstanding.

2This column reflects the impact of certain waivers and/or reimbursements from CRMC and/or AFS, if any.

3Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.

4Amount less than $.01.

5Amount less than .01%.

6Based on operations for a period that is less than a full year.

7For the period November 15, 2024, commencement of operations, through December 31, 2024.

8Not annualized.

9Amount less than $1 million.

10Annualized.

11All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services and/or insurance administrative services, as applicable, are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

12This column does not include expenses of the underlying funds in which each fund invests.

13This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented.

14Unaudited.

15Refer to Note 5 for further information on mortgage dollar rolls.

16Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.

17Rates exclude in-kind transactions, if any.

18Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series	390

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, U.S. Small and Mid Cap Equity Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of each of the funds listed in the table below (twenty-four of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2025, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2025, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights
Global Growth Fund	For the year ended	For the years ended	For the years ended
Global Small Capitalization Fund	December 31, 2025	December 31, 2025 and 2024	December 31, 2025, 2024,
Growth Fund			2023, 2022 and 2021
International Fund
New World Fund
Washington Mutual Investors Fund
Capital World Growth and Income Fund
Growth-Income Fund
International Growth and Income Fund
Capital Income Builder
Asset Allocation Fund
American Funds Global Balanced Fund
The Bond Fund of America
Capital World Bond Fund
American High-Income Trust
American Funds Mortgage Fund
Ultra-Short Bond Fund
U.S. Government Securities Fund
Managed Risk Growth Fund
Managed Risk International Fund
Managed Risk Washington Mutual Investors Fund
Managed Risk Growth-Income Fund
Managed Risk Asset Allocation Fund
U.S. Small and Mid Cap Equity Fund		For the year ended December 31, 2025 and the period
November 15, 2024 (commencement of operations) through
December 31, 2024

391	American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

February 13, 2026

We have served as the auditor of one or more investment companies in The Capital Group group of investment companies since 1934.

American Funds Insurance Series	392

Changes in and disagreements with accountants

On December 10, 2025, PricewaterhouseCoopers LLP (“PwC”) was dismissed and Deloitte & Touche LLP (“D&T”) was appointed as the independent registered public accounting firm for the funds constituting the American Funds Insurance Series (hereafter referred to as the “series”) for the fiscal year ending December 31, 2026 audit. The change in the series’ independent registered public accounting firm was approved by the series’ board of trustees, including a majority of the independent trustees, upon recommendation of the audit committee, as part of a broader effort to update board oversight and fund operations. The dismissal does not affect PwC’s previous engagement to audit the series’ financial statements for the fiscal year ended December 31, 2025.

PwC’s reports on the series’ financial statements as of and for the fiscal years ended December 31, 2024 and December 31, 2025 did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. At no point during the series’ fiscal years ended December 31, 2024 and December 31, 2025 and the subsequent interim period through February 13, 2026, (i) were there any disagreements between management and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the series’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The series requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an exhibit to the series’ Form N-CSR.

During the series’ fiscal years ended December 31, 2024 and December 31, 2025 and the subsequent interim period through February 13, 2026, neither the series, nor anyone on its behalf, consulted with D&T on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the series’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

393	American Funds Insurance Series

Matters submitted for shareholder vote

Results of special meeting of shareholders

Held November 25, 2025

Shares outstanding (all classes) on August 28, 2025 (record date):

6,453,899,830

Total shares voting on November 25, 2025:

5,466,407,300 (84.7% of shares outstanding)

The proposal: To elect board members

		Percent		Percent
		of shares		of shares
Board member	Votes for	voting for	Votes withheld	withheld

Christopher D. Buchbinder	5,306,101,397	97.1%	160,305,903	2.9%

Vanessa C. L. Chang	5,284,613,703	96.7%	181,793,597	3.3%

Francisco G. Cigarroa	5,286,720,803	96.7%	179,686,497	3.3%

Nariman Farvardin	5,280,935,681	96.6%	185,471,619	3.4%

Jennifer C. Feikin	5,301,887,966	97.0%	164,519,334	3.0%

John G. Freund	5,294,548,932	96.9%	171,858,368	3.1%

Leslie Stone Heisz	5,298,606,338	96.9%	167,800,962	3.1%

Sharon I. Meers	5,301,554,248	97.0%	164,853,052	3.0%

William L. Robbins	5,308,925,891	97.1%	157,481,409	2.9%

Kenneth M. Simril	5,304,791,425	97.0%	161,615,875	3.0%

Margaret Spellings	5,296,599,626	96.9%	169,807,674	3.1%

Christopher E. Stone	5,297,067,517	96.9%	169,339,783	3.1%

Alexandra Trower	5,307,205,561	97.1%	159,201,739	2.9%

Paul S. Williams	5,302,164,262	97.0%	164,243,038	3.0%

Remuneration paid to directors, officers and others

Refer to the trustees’ deferred compensation disclosure in the notes to financial statements.

Approval of Investment Advisory and Service Agreement

Not applicable for the current reporting period due to the timing of the board’s approval of this agreement.

American Funds Insurance Series	394

(b)	The registrant’s Financial Highlights are filed under Item 7(a) of this Form.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

There are no proxy disclosures for the registrant during the period covered by this report.

Item 10:	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies is included within the Financial Statements filed under Item 7(a) of this Form.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

The registrant’s Statements Regarding Basis for Approval of Investment Management and Sub-Advisory Contracts is included within the Financial Statements filed under Item 7(a) of this Form.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 15:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees that have been implemented since the registrant last provided disclosure in response to the requirements of this Item.

Item 16:	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files on Form N-CSR is (a) accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 18:	Recovery of Erroneously Awarded Compensation.

Not applicable to the registrant.

Item 19:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The registrant’s code of ethics is attached hereto.

(a)(2)

Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable to the registrant.

(a)(3)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is attached hereto.

(a)(4)

Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)

The certification by the registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 4, 2026

By:	/s/ Kari Seabrands
Kari Seabrands
Treasurer
(Principal Financial Officer and
Principal Accounting Officer)
Date:	March 4, 2026

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

19(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
19(a)(3)	Section 302 N-CSR Certification of Principal Executive Officer
19(a)(3)	Section 302 N-CSR Certification of Principal Financial Officer
19(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer